As filed with the Securities and Exchange Commission on January 28, 2019

File Nos. 333-183945 and 811-22747

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form N-1A

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933

Post-Effective Amendment No. 75

and

REGISTRATION STATEMENT

UNDER

THE INVESTMENT COMPANY ACT OF 1940

Amendment No. 77

ALPS SERIES TRUST

(Exact name of Registrant as Specified in Charter)

1290 Broadway, Suite 1100

Denver, Colorado 80203

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number: (303) 623-2577

Richard C. Noyes, Esq., Secretary

ALPS Series Trust

1290 Broadway, Suite 1100

Denver, Colorado 80203

(Name and Address of Agent for Service)

With copies to:

Peter H. Schwartz, Esq.

Davis Graham & Stubbs LLP

1550 17th Street, Suite 500

Denver, CO 80202

It is proposed that this filing will become effective: (check appropriate box)

[ ]	immediately upon filing pursuant to paragraph (b)
[x]	on January 28, 2019 pursuant to paragraph (b)
[ ]	60 days after filing pursuant to paragraph (a)(1)
[ ]	on (date) pursuant to paragraph (a)(1)
[ ]	75 days after filing pursuant to paragraph (a)(2)
[ ]	on (date) pursuant to paragraph (a)(2) of rule 485.

If appropriate, check the following box:

[ ]	this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

PROSPECTUS

January 28, 2019

American Independence Global Tactical Allocation Fund

Institutional Class Shares (Ticker Symbol: RMAIX)
Class A Shares (Ticker Symbol: AARMX)

American Independence Kansas Tax-Exempt Bond Fund

Institutional Class Shares (Ticker Symbol: SEKSX)
Class A Shares (Ticker Symbol: IKSTX)

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the Funds’ annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds’ website at www.americanindependence.com, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

Beginning on January 1, 2019, you may, notwithstanding the availability of shareholder reports online, elect to receive all future shareholder reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with a Fund, you can call 1-888-266-8787 to let the Fund know you wish to continue receiving paper copies of your shareholder reports.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from a Fund electronically anytime by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by enrolling at www.americanindependence.com.

As with all mutual funds, the Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

AMERICAN INDEPENDENCE FUNDS

FUND SUMMARY

American Independence Global Tactical Allocation Fund (“Fund” or “GTA Fund”)

Investment Objective

The Fund’s primary investment objective is to seek to provide long-term capital appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Information about sales charge discounts is available from your financial professional and in the “Buying and Redeeming Shares” section on page 22 of the Prospectus and the “Purchase, Exchange and Redemption of Shares” section on page 34 of the Statement of Additional Information (“SAI”).

Shareholder Fees (fees paid directly from your investment)
	Institutional	Class A
Maximum sales charge (Load) imposed on purchases (as a percentage of offering price)	None	5.75%
Redemption Fee (as a percentage of amount redeemed, if you sell or exchange your shares within 60 days of purchase)	None	None
Exchange Fee	None	None
Maximum Account Fee	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.75%	0.75%
Distribution and Service (12b-1) Fees	None	0.25%
Other Expenses (1)	0.37%	0.37%
Acquired Fund Fees and Expenses	0.32%	0.32%
Total Annual Fund Operating Expenses (2) (3)	1.44%	1.69%
Fee Waiver and Expense Reimbursement (4)	(0.17)%	(0.17)%
Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursement (3)	1.27%	1.52%

(1)	Other Expenses estimated expenses for the current fiscal year.

(2)

The Fund commenced upon the reorganization of an identically named series of American Independence Funds Trust (“Predecessor Fund”) into the Fund. With the reorganization, the Fund assumed the financial and performance history of the Predecessor Fund. The Total Annual Fund Operating Expenses will likely not be the same as the expense ratio stated in the Predecessor Fund’s most recent Annual Report and Financial Highlights, which reflects the operating expenses of the Fund and does not include Acquired Fund Fees and Expenses or the Fund’s anticipated fees and expenses as a series of the Trust.

(3)	Expenses have been restated to reflect current fees.

(4)

Manifold Partners, LLC, the Fund’s investment adviser (“Adviser”), has contractually agreed to limit the amount of the Fund’s total annual fund operating expenses, exclusive of interest, dividend expense on short sales/interest expense, taxes, brokerage commissions, other investment related costs, acquired fund fees and expenses, distribution services fees (i.e., Rule 12b-1 fees), shareholder service fees, and extraordinary expenses, such as litigation and other expenses not incurred in the ordinary course of business, to 0.95% of the Fund’s average daily net assets for Institutional Class shares and Class A shares. This contractual expense limitation agreement is in effect through January 31, 2021, may only be terminated before at time by the Board of Trustees, and is reevaluated on an annual basis. With respect to the Fund, the Adviser shall be permitted to recover expenses it has borne subsequent to the effective date of the expense limitation agreement described above (whether through reduction of its management fee or otherwise) only to the extent that the Fund’s expenses in later periods do not exceed the lesser of (1) the contractual expense limit in effect at the time the Adviser waives or limits the Fund’s expenses or (2) the contractual expense limit in effect at the time the Adviser seeks to recover the Fund expenses it waived or limited; provided, however, that the Fund will not be obligated to pay any such reduced fees and expenses more than three years after the date on which the fee and expense was reduced.

Example

This example is intended to help you compare the costs of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The example takes into consideration the agreement by the Adviser to waive fees and reimburse expenses for the contractual period only.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:	1 Year	3 Years	5 Years	10 Years
Institutional Class	$129	$421	$753	$1,692
Class A	$721	$1,045	$1,409	$2,428

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. A higher turnover rate may also result in additional income taxes when Fund shares are held in a taxable account. During the most recent fiscal year for the Fund ended September 30, 2018, the Fund’s portfolio turnover rate was 193% of the average value of its portfolio.

Principal Investment Strategies of the Fund

The Fund seeks long-term capital appreciation while providing lower than average risk by diversifying the portfolio across several different asset classes which have low, or negative, correlations to one another. By having a portfolio of global equity and fixed income, we expect the volatility of this balanced portfolio approach to be less volatile over time than a 100% global equity

2	Prospectus | January 28, 2019

portfolio. Also, the use of cash as a tactical asset class during times of high market volatility is intended to further help reduce the risk of the portfolio.

The Fund seeks long-term appreciation by investing primarily in exchange-traded funds (“ETFs”) and exchange-traded notes (“ETNs”), listed on U.S. exchanges, representing two major asset classes: equities and fixed income, in both developed and emerging market countries. The Fund will not invest in levered, inverse, or active ETFs. The Fund treats cash equivalents as a tactical asset class and has the ability to fully invest in cash or cash equivalents as a potential defense against volatile market downturns or as a temporary investment in times of general market volatility. Allocations within each asset class are based on a macro, top-down approach focusing on quantitative research and data to measure risk of each holding and the portfolio as a whole. The investment process for the Fund is based on mathematical formulas that use data points, such as asset prices, to determine the weights for each asset held by the Fund.

The Fund will invest, through the ETFs and ETNs, under normal market conditions, in at least three different countries, and invest at least 40% of its assets outside the United States or, if conditions are not favorable, invest at least 30% of its assets outside the United States.

Under normal market conditions, the Fund intends to invest at least 80% (and generally as close to 100% as practical) of the Fund’s net assets, plus borrowings for investment purposes, in equities and fixed income securities indirectly through ETFs and ETNs, listed on U.S. exchanges, representing both developed and emerging market countries, including ETFs and ETNs holding fixed income securities having varying maturities and credit qualities including high yield securities (commonly known as junk bonds).

Under normal market conditions, the Fund expects to be exposed approximately 60% to global equity markets and approximately 40% to global fixed income markets. The maximum allocation to global equities is 90% and the maximum allocation to fixed income markets is 60%. The Fund has no targets or limitations on the duration or maturity of the fixed income portion of the portfolio. Duration and maturity decisions about the fixed income portion of the portfolio will be made by the advisers to the underlying ETFs and ETNs. The Fund expects these securities to experience durations of approximately 5-7 years, although these ranges may vary from time-to-time.

The Fund is a “fund of funds.” The term “fund of funds” is typically used to describe mutual funds whose primary investment strategy involves investing in other investment companies, such as ETFs and other mutual funds. Although the Fund invests primarily in ETFs and ETNs, it may also invest in shares of other types of registered investment companies, including money market funds, and global fixed income funds. The Fund is best suited for long-term investors.

In addition to investing primarily in ETFs, it is important to recognize that the Fund may also invest all or a portion of its assets in short-term money market securities, cash, money market mutual funds and Treasury Bills for temporary or defensive purposes. Please note than when the Fund invests all of its assets in short-term money market securities, cash, money market mutual funds and Treasury Bills it will not achieve its investment objective.

Main types of securities the Fund may hold:

●	ETFs and ETNs; to the extent the Fund invests in ETFs and ETNs, the Fund will bear its proportionate share of the underlying expenses of the ETF or ETN

●	Short-term money market securities, including cash, money market mutual funds and Treasury Bills

Principal Risks of the Fund

As with any mutual fund, there are risks to investing. There is no guarantee that the Fund will meet its investment objective. The following is a description of the principal risks of the Fund, which may adversely affect its net asset value and total return. There are other circumstances (including additional risks that are not described herein) which could prevent the Fund from achieving its investment objective.

Asset Allocation Risk. The Fund’s investment performance depends on how its assets are allocated and reallocated. A principal risk of investing in the Fund is that the Adviser may make less than optimal or poor asset allocation decisions. The Adviser employs an active approach to allocation among asset classes, but there is no guarantee that such allocation techniques will produce the desired results. It is possible that the Adviser will focus on an investment that performs poorly or underperforms other investments under various market conditions.

Depositary Receipts Risk. Investments indirectly in depositary receipts involve risks similar to those accompanying direct investments in foreign securities. Unsponsored depositary receipts are organized independently, without the cooperation of the issuer of the underlying securities. Therefore, there is risk involved in investing in unsponsored depositary receipts, as there may be less information available about the underlying issuer than there is about an issuer of sponsored depositary receipts and the prices of unsponsored depositary receipts may be more volatile than those of sponsored depositary receipts. Even where they are denominated in U.S. dollars, depositary receipts are subject to currency risk if the underlying security is denominated in a foreign currency. Please see “Foreign Currency Risk” below under “Foreign Securities Risk”.

Equity Securities Risk. The Fund will invest directly and indirectly in equity securities. Equity securities (which generally include common stocks, preferred stocks, warrants, securities convertible into common or preferred stocks and similar securities) are generally volatile and riskier than some other forms of investment. Common stock prices fluctuate based on changes in a company’s financial condition, on overall market and economic conditions, and on investors’ perception of a company’s well-being. Preferred stocks are typically subordinated to bonds and other debt instruments in a company’s capital structure in terms of priority to corporate income. As well as the risks associated with common stocks, preferred stocks will be subject to greater credit risk than the debt instruments to which they are

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AMERICAN INDEPENDENCE FUNDS

subordinate. Convertible stock is subject to the risks of both debt securities and equity securities. The value of convertible stock tends to decline as interest rates rise and, due to the conversion feature, to vary with fluctuations in the market value of the underlying equity security.

ETF Risk. The following are various types of risks to which the Fund is subject, based on the types of ETFs in which the Fund will be investing:

●

General ETF Risk. The cost to a shareholder of investing in the Fund that invests primarily in ETFs may be higher than the cost of investing directly in ETF shares and may be higher than other mutual funds that invest directly in the types of securities held by the ETFs. Shareholders will indirectly bear the proportionate fees and expenses charged by the ETFs in addition to the Fund’s direct fees and expenses. Because the value of ETF shares depends on the demand in the market, the Fund may not be able to liquidate its holdings at the price it desires or at most optimal time, which may adversely affect the Fund’s performance.

●

Tracking Error Risk. ETFs typically trade on securities exchanges and their shares may, at times, trade at a premium or discount to their net asset values. In addition, an index-based ETF may not replicate exactly the performance of the benchmark index it seeks to track for a number of reasons, including transaction costs incurred by the ETF, the temporary unavailability of certain index securities in the secondary market or discrepancies between the ETF and the index with respect to the weighting of securities or the number of securities held.

An active trading market for ETF shares may not develop or be maintained. Particularly in times of market stress, the following factors could lead to variances between the market price and the underlying value of ETF shares:

●

When spreads widen or premium discounts become larger than usual, investors may pay significantly more or receive significantly less than the underlying value of ETF shares when they buy or sell in the secondary market.

●	Market makers or authorized participants may step away from their respective roles in making a market in shares of ETFs.

Where all or a portion of the ETF’s underlying securities trade in a market that is closed, when the market in which the ETF shares are listed and trading is open, there may be changes between the last quote from its closed foreign market and the value of such securities during the ETF’s domestic trading day.

Fixed-Income Securities Risk. Fixed-income securities are subject to the risk of the issuer’s inability to meet principal and interest payments on its obligations (i.e., credit risk) and are subject to price volatility resulting from, among other things, interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity (i.e., market risk). Generally fixed-income securities will decrease in value if interest rates rise and will increase in value if interest rates decline. Securities with longer durations are likely to be more sensitive to changes in interest rates, generally making them more volatile than securities with shorter durations. Lower rated fixed-income securities have greater volatility because there is less certainty that principal and interest payments will be made as scheduled.

●

Credit Risk. Credit risk is the risk that the issuer of a debt security, including ETNs, will fail to repay principal and interest on the security when due. Credit risk is affected by the issuer’s credit status and is generally higher for non-investment grade securities.

●

Duration Risk. Duration is a measure of the sensitivity of a security’s price to changes in interest rates. The longer a security’s duration, the more sensitive it will be to changes in interest rates. Similarly, a fund with longer average fund duration will be more sensitive to changes in interest rates and will experience more price volatility than a fund with shorter average fund duration. By way of example, the price of a bond fund with duration of five years would be expected to fall approximately 5% if interest rates rose by one percentage point.

●

ETN Risk. ETNs are obligations of the issuer of the ETN, are subject to credit risk, and the value of the ETN may drop due to a downgrade in the issuer’s credit rating, despite the underlying market benchmark or strategy remaining unchanged. The value of an ETN may also be influenced by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying assets, changes in the applicable interest rates, changes in the issuer’s credit rating, and economic, legal, political, or geographic events that affect the referenced underlying asset. When the Fund invests in ETNs it will bear its proportionate share of any fees and expenses borne by the ETN.

●

ETN Tax Risks. The U.S. federal income tax consequences of investing in ETNs are uncertain. No assurance can be given that the IRS) will accept, or a court will uphold, how the Fund characterizes and treats ETNs for tax purposes. For example, the IRS may recharacterize long-term capital gains that the Fund reports with respect to ETNs as ordinary income. There is also uncertainty concerning whether an ETN with respect to a commodities index will produce “qualifying income” for purposes of the requirement that at least 90% of the income of a regulated investment company must be qualifying income.

●

High Yield Securities Risk. Fixed-income securities or ETNs of issuers with a rating below investment-grade (so-called “junk bonds”) involve greater risks of default or downgrade, are more volatile than those of investment-grade issuers and are considered to be speculative investments. Below investment-grade fixed income securities and ETNs also involve greater risk of price declines than investment-grade securities due to actual or perceived changes in an issuer’s creditworthiness or corporate developments and are

4	Prospectus | January 28, 2019

likely to be more sensitive to adverse economic changes or downturns. Lower-rated securities are subject to greater risk of loss of income and principal than higher rated securities and may have a higher incidence of default than higher-rated securities.

●

Interest Rate Risk. Interest rate risk is the risk that a debt security’s value will decline due to changes in market interest rates. Even though some interest-bearing securities offer a stable stream of income, their prices will still fluctuate with changes in interest rates. The Fund may be subject to greater risk of rising interest rates than would normally be the case due to the current period of historically low rates and the effect of potential government fiscal policy initiatives and resulting market reaction to those initiatives. When interest rates change, the values of longer-duration debt securities usually change more than the values of shorter-duration debt securities.

●

Prepayment Risk. Prepayment occurs when the issuer of a security can repay principal prior to the security’s maturity. Securities subject to prepayment can offer less potential for gains during a declining interest rate environment and similar or greater potential for loss in a rising interest rate environment. In addition, the potential impact of prepayment features on the price of a debt security can be difficult to predict and result in greater volatility. This risk could affect the total return of the portion of the Fund that may be invested in ETFs subject to such prepayment risk.

Foreign Securities Risk. To the extent the Fund invests in ETFs that invest in foreign securities, including depositary receipts, such investments are subject to additional risks including political and economic risks, greater volatility, civil conflicts and war, currency fluctuations, expropriation and nationalization risks, higher transaction costs, delayed settlement, possible foreign controls on investment, and less stringent investor protection and disclosure standards of foreign markets.

●

Emerging Markets Risk. The Fund may invest in ETFs that invest in foreign securities of companies located in developing or emerging markets, which entail additional risks, including: less social, political and economic stability; smaller securities markets and lower trading volume, which may result in less liquidity and greater price volatility; national policies that may restrict securities investment opportunities, including restrictions on investments in issuers or industries, or expropriation or confiscation of assets or property; and less developed legal structures governing private or foreign investment.

●

Foreign Currency Risk. Investments in ETF denominated in foreign currencies or foreign currency ETFs are subject to the risk that those currencies will decline in value relative to the U.S. dollar. When the U.S. dollar strengthens relative to a foreign currency, the U.S. dollar value of an investment denominated in that currency will typically fall. Currency rates in foreign countries may fluctuate significantly over short periods of time.

●

Political and Economic Risk. Individual foreign economies of certain countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, diversification and balance of payments position. The internal politics of certain foreign countries may not be as stable as those of the U.S. Government. Certain foreign countries participate to a significant degree, through ownership interest or regulation, in their respective economies. Action by these governments could include restrictions on foreign investment, nationalization, expropriation of goods or imposition of taxes, and could have a significant effect on market prices of securities and payment of interest. The economies of many foreign countries are heavily dependent upon international trade and are accordingly affected by the trade policies and economic conditions of their trading partners. Enactment by these trading partners of protectionist trade legislation could have a significant adverse effect upon the securities markets of such countries.

Fund of Funds Structure Risk. Investments in securities of other investment companies, including ETFs, are subject to statutory limitations prescribed by the Investment Company Act of 1940, as amended (“1940 Act”). Absent an available exemption by an exemptive order granted by the Securities and Exchange Commission (“SEC”) or through reliance on available rules under Section 12(d) of the 1940 Act, the Fund may not: (i) acquire more than 3% of the voting securities of any other investment company; (ii) invest more than 5% of its total assets in securities of any one investment company; or (iii) invest more than 10% of its total assets in securities of all investment companies.

Many ETFs have obtained exemptive relief from the SEC to permit unaffiliated funds to invest in the ETF’s shares beyond the above statutory limitations, subject to certain conditions and pursuant to a contractual arrangement between the particular ETF and the investing fund. The Fund may rely on these exemptive orders to invest in unaffiliated ETFs. If the Fund is unable to rely on an exemptive order granted by the SEC to ETFs, the Fund may be able to rely on Rule 12d1-3 under the 1940. If that relief is not available, the limitations discussed above may prevent the Fund from allocating its investments in the manner the Adviser considers prudent or may cause the Adviser to select an investment other than that which the Adviser considers to be the most suitable under the circumstances. To date, this has not been a problem for the Fund.

Because the Fund’s investments normally are concentrated in underlying ETFs and the Fund’s performance normally is directly related to the performance of such underlying ETFs, the ability of the Fund to achieve its investment objective is therefore related to the ability of the underlying ETFs to meet their investment objectives.

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AMERICAN INDEPENDENCE FUNDS

High Portfolio Turnover Rate Risk. The Fund may have a relatively high turnover rate compared to many mutual funds. A high portfolio turnover rate (100% or more) has the potential to result in increased brokerage transaction costs which may lower the Fund’s returns. Furthermore, a high portfolio turnover rate may result in the realization by the Fund, and distribution to shareholders, of a greater amount of short-term capital gains than if the Fund had a low portfolio turnover rate. Distributions to shareholders of short-term capital gains are taxed as ordinary income under federal income tax laws. This could result in a higher tax liability and may lower an investor’s after-tax return.

Investment Company Risk. Each Fund may invest in shares of registered investments companies, including shares of money market funds. In such circumstance, Fund shareholders bear both their proportionate share of a Fund’s expenses and similar expenses of any underlying investment company when a Fund invests in shares of another investment company.

Liquidity Risk. A Fund may invest to a great degree in securities or instruments, including ETFs and ETNs, that trade in lower volumes and may make investments that are less liquid than other more widely held investments. In addition, the Fund could invest in securities that may become less liquid in response to market developments or adverse investor perceptions. Investments that are trade in lower volumes may be more difficult to value. When there is no willing buyer and investments cannot be readily sold at the desired time or price, the Fund may have to accept a lower price or may not be able to sell the security or instrument at all. An inability to sell one or more portfolio positions can adversely affect the Fund’s value or prevent the Fund from being able to take advantage of other investment opportunities.

Management Risk. The Fund’s success will depend on the management of the Adviser and on the skill and acumen of the Adviser’s personnel.

MLP Risk. Investments in ETFs that invest primarily in master limited partnerships (“MLPs”) pose additional risks to those described above. MLP ETFs are generally not eligible to elect treatment as a regulated investment company due to their investments primarily in MLPs invested in energy assets. As a result, such ETFs will be obligated to pay applicable federal and state corporate income taxes on its taxable income as opposed to most other investment companies which are not so obligated. The amount of taxes paid by the ETF will vary depending on the amount of income and gains derived from investments and/or sales of MLP interests and such taxes will reduce the Fund’s return from an investment in the ETF. MLP ETFs will be subject to the risks of investing in the energy sector, including changes in the economy (political, legislative or regulatory developments; commodity price risk; and operational risk within the energy sector). In addition, since MLPs in which ETFs may invest may conduct business in multiple states the ETFs can be subject to income or franchise tax in each of the states in which an MLP does business. The additional cost of preparing and filing the tax returns and paying the related taxes may adversely impact the ETFs return on their investment in the MLP.

REIT Risk. Investments in real estate investment trusts (REITs) by ETFs and ETNs indirectly subject the Fund to risks associated with the direct ownership of real estate. The value of REIT securities can be affected by changes in real estate values and rental income, property taxes, interest rates, tax and regulatory requirements and the management skill and creditworthiness of the issuer. In addition, the value of a REIT can depend on the structure and cash flow generated by the REIT and REITs may not have diversified holdings. Because REITs are pooled investment vehicles that have expenses of their own, the Fund will indirectly bear its proportionate share of those expenses.

Temporary or Defensive Measures Risk. To the extent that a Fund engages in temporary or defensive measures, its ability to achieve its investment objective may be affected adversely

U.S. Government Obligations Risk. U.S. government securities are subject to market and interest rate risk, as well as varying degrees of credit risk. Some U.S. government securities are issued or guaranteed by the U.S. Treasury and are supported by the full faith and credit of the United States. Other types of U.S. government securities are supported by the full faith and credit of the United States (but not issued by the U.S. Treasury). In addition, other U.S. government issued securities, which are not backed by the full faith and credit of the U.S. Government, are subject to the risk that the U.S. Government will not provide financial support to the U.S. government agencies, instrumentalities or sponsored enterprises that issued such securities (since the U.S. Government is not obligated to do so by law), and so these securities are subject to greater risk).

It is possible to lose money on an investment in the Fund. Investments in the Fund are not deposits or obligations of any bank, are not endorsed or guaranteed by any bank and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

Performance Information

The Fund commenced upon the reorganization of an identically named series of American Independence Funds Trust (“Predecessor Fund”) into the Fund effective as of September 24, 2018. With the reorganization, the Fund assumed the financial and performance history of the Predecessor Fund.

The bar chart and performance table below provide an indication of the risks of an investment in the Fund for periods prior to the reorganization by showing how the Fund’s performance has varied from year to year, and by showing how the Fund’s average annual returns compare with those of a broad measure of market performance. Performance reflects contractual fee waivers in effect. If fee waivers were not in place, performance would be reduced. After-tax returns are shown for Institutional class shares only and will vary for Class A shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”). Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available at www.americanindependence.com or by calling 1-888-266-8787.

6	Prospectus | January 28, 2019

GLOBAL TACTICAL ALLOCATION FUND

Performance Bar Chart and Table
Year-By-Year Total Returns as of December 31
Institutional Share Class

Best quarter:	5.14%	Q1 2017
Worst quarter:	(5.69)%	Q3 2015

Average Annual Total Returns
For the Period Ended December 31, 2018

	1 Year	5 Years	Since Inception(1)
Institutional Class Shares
Return Before Taxes	(2.91)%	4.37%	4.89%
Return After Taxes on Distributions	(9.28)%	2.23%	2.82%
Return After Taxes on Distributions and sale of shares	(1.25)%	2.61%	3.06%
Class A Shares (Return Before Taxes)	(8.73)%	2.77%	3.36%
MSCI All Country World Index (reflects no deduction for fees, expenses or taxes)	(9.42)%	4.26%	5.17%(3)
Blended Benchmark (2) (reflects no deduction for fees, expenses or taxes)	(5.52)%	3.72%	4.23%(3)

(1)	For the period September 20, 2013 through December 31, 2018.

(2)

The Blended Benchmark is a constant-weighted mix comprised of the MSCI All Country World ex-U.S. Index (50%), the Citi World Government Bond Index (40%), and the S&P 500 GSCI Commodities Index (10%). The custom benchmark is rebalanced monthly.

(3)	Since Inception return for the Blended Benchmark is from September 20, 2013 through December 31, 2018.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. Returns for Class A shares reflect the deduction of sales loads. After-tax returns for Class A shares, which are not shown, will vary from those shown for Institutional Class shares.

Investment Adviser

Manifold Partners, LLC is the Adviser to the Fund. Lee Capital Management, L.P. is the Fund’s sub-adviser (“Sub-Adviser”).

Portfolio Managers

Portfolio Managers: The Fund is managed by the following portfolio managers:

Portfolio Managers	Period of Service with the Fund	Primary Title
Charles McNally	Since Inception (September 24, 2018)	Co Portfolio Manager
Nathan Eigerman	Since Inception (September 24, 2018)	Co Portfolio Manager
Joseph Demmler	Since Inception (September 24, 2018)	Co Portfolio Manager

Purchase and Sale of Fund Shares

The Fund offers two classes of shares: Institutional Class and Class A shares. You may purchase, exchange or redeem Fund shares on any business day by written request via mail American Independence Global Tactical Allocation Fund, c/o ALPS Fund Services, Inc., 1290 Broadway, Suite 1100, Denver, CO 80203, by telephone at (303) 623-2577, or through a financial intermediary. You may also purchase and redeem Fund shares by wire transfer. Investors who wish to purchase, exchange or redeem Fund shares through a financial intermediary should contact the financial intermediary directly.

The minimum initial and subsequent investment amounts are shown below. For a description of the Fund’s Institutional Class and Class A shares, see “Buying and Redeeming Shares.”

	Institutional Class Shares	Class A Shares
Initial Purchase	$3,000,000	$5,000
Subsequent Purchases	$5,000	$250

Tax Information

For U.S. federal income tax purposes, the Fund’s distributions may be taxable as ordinary income, capital gains, qualified dividend income, or Section 199A dividends, except when your investment is in an IRA, 401(k) or other tax-deferred investment plan. Subsequent withdrawals from such a tax-deferred investment plan will be subject to special tax rules.

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AMERICAN INDEPENDENCE FUNDS

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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FUND SUMMARY

American Independence Kansas Tax-Exempt Bond Fund (“Fund” or “Kansas Fund”)

Investment Objective

The Fund seeks to preserve capital while producing current income for the investor that is exempt from both federal and Kansas state income taxes.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Information about sales charge discounts is available from your financial professional and in the “Buying and Redeeming Shares” section on page 22 of the Prospectus and the “Purchase, Exchange and Redemption of Shares” section on page 34 of the Statement of Additional Information (“SAI”).

Shareholder Fees (fees paid directly from your investment)
	Institutional	Class A
Maximum sales charge (Load) imposed on purchases (as a percentage of offering price)	None	4.25%
Redemption Fee (as a percentage of amount redeemed, if you sell or exchange your shares within 60 days of purchase)	None	None
Exchange Fee	None	None
Maximum Account Fee	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Institutional	Class A
Management Fees	0.30%	0.30%
Distribution and Service (12b-1) Fees	None	0.25%
Other Expenses (1)	0.27%	0.27%
Total Annual Fund Operating Expenses (2) (3)	0.57%	0.82%
Fee Waiver and Expense Reimbursement (4)	(0.09)%	(0.09)%
Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursement (3)	0.48%	0.73%

(1)	Other Expenses estimated expenses for the current fiscal year.

(2)

The Fund commenced upon the reorganization of an identically named series of American Independence Funds Trust (“Predecessor Fund”) into the Fund. With the reorganization, the Fund assumed the financial and performance history of the Predecessor Fund. The Total Annual Fund Operating Expenses will likely not be the same as the expense ratio stated in the Fund’s most recent Annual Report and Financial Highlights, which reflects the operating expenses of the Fund and does not include the Fund’s anticipated fees and expenses as a series of the Trust.

(3)	Expenses have been restated to reflect current fees.

(4)

Manifold Partners, LLC, the Fund’s investment adviser (“Adviser”), has contractually agreed to limit the amount of the Fund’s total annual fund operating expenses, exclusive of interest, dividend expense on short sales/interest expense, taxes, brokerage commissions, other investment related costs, acquired fund fees and expenses, , distribution service fees (i.e., Rule 12b-1 fees), shareholder service fee, and extraordinary expenses, such as litigation and other expenses not incurred in the ordinary course of business, to 0.48% of the Fund’s average daily net assets for Institutional Class shares and Class A shares. This contractual expense limitation agreement is in effect through January 31, 2021, may only be terminated before then by the Board of Trustees, and is reevaluated on an annual basis. With respect to the Fund, the Adviser shall be permitted to recover expenses it has borne subsequent to the effective date of the expense limitation agreement described above (whether through reduction of its management fee or otherwise) only to the extent that the Fund’s expenses in later periods do not exceed the lesser of (1) the contractual expense limit in effect at the time the Adviser waives or limits the Fund’s expenses or (2) the contractual expense limit in effect at the time the Adviser seeks to recover the Fund expenses waived or limited; provided, however, that the Fund will not be obligated to pay any such reduced fees and expenses more than three years after the date on which the fee and expense was reduced.

Example

This example is intended to help you compare the costs of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The example takes into consideration the agreement by the Adviser to waive fees and reimburse expenses for the contractual period only.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:	1 Year	3 Years	5 Years	10 Years
Institutional Class	$49	$164	$300	$696
Class A	$496	$658	$843	$1,378

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. A higher turnover rate may also result in additional income taxes when Fund shares are held in a taxable account. During the most recent fiscal year for the Fund ended September 30, 2018, the Fund’s portfolio turnover rate was 14% of the average value of its portfolio.

Principal Investment Strategies of the Fund

The Fund seeks to preserve capital while producing current income for the investor that is exempt from both federal and Kansas state income taxes by investing in bonds issued by Kansas municipalities. Under normal market conditions:

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AMERICAN INDEPENDENCE FUNDS

●

The Fund will invest almost exclusively in Kansas-based securities and may also invest in obligations of the United States government and its agencies and instrumentalities. The Fund does intend to invest in securities issued by territories or possessions of the United States.

●

The Fund will invest in municipal bonds with maturities ranging up to 20 years and which are rated, at time of purchase, investment grade (rated Baa/BBB or better, as rated by a nationally recognized statistical rating organization, such as Moody’s Investors Service Inc. (‘‘Moody’s’’), Standard & Poor’s Corporation (‘‘S&P’’), or Fitch Ratings Ltd. (‘‘Fitch’’), or which are unrated and determined by the Fund’s Sub-Adviser to be of comparable quality);

●	The Fund will maintain a dollar weighted average portfolio maturity between 7 and 12 years;

●

At least 80% of the Fund’s net assets, plus borrowings for investment purposes, will be invested in municipal bonds which produce interest that is exempt from federal income tax and, in the opinion of bond counsel of the issuer of Kansas obligations, is exempt from Kansas state income taxes; and

●	At least 80% of the Fund’s net assets, plus borrowings for investment purposes, will be invested in securities the income from which is not subject to the alternative minimum tax (“AMT”).

Main types of securities in which the Fund may invest:

●	Municipal securities from the State of Kansas

●	Municipal securities from other states and U.S. territories and possessions

●	Short-term money market securities, including cash and money market mutual funds, including shares of registered investment companies

The Fund will invest primarily in general obligation and revenue bonds. If any security held by the Fund falls below investment grade, the Fund will put the security on its credit watch list and will generally sell the security within 90 days of such credit downgrade. The Fund does intend to principally invest in any particular sector of the municipal bond market.

Buy and Sell Strategy:

The Fund’s buy discipline is determined by the investment mandate, as well as metrics including; duration, rating, coupon, and sector/industry. After an approved universe of bonds is identified, the portfolio managers/analysts identify specific bond issues. Each credit is analyzed to determine its credit-worthiness and risk profile prior to a buy decision.

The Fund’s sell discipline takes into consideration bonds that fall in credit quality or that are viewed as having downward pricing risk. Bonds in industries that are perceived to be undergoing significant changes may result in a deteriorating financial condition. The sell discipline is also designed to alter the complexion of portfolios as portfolio managers strategically decide to change duration, credit quality, cash flows, etc.

Principal Risks of the Fund

As with any mutual fund, there are risks to investing. There is no guarantee that the Fund will meet its investment objective. The following is a description of the principal risks of the Fund, which may adversely affect its net asset value and total return. There are other circumstances (including additional risks that are not described herein) which could prevent the Fund from achieving its investment objective.

Call Risk. Call risk is the likelihood that a security will be prepaid (or “called”) before maturity. An issuer is more likely to call its bonds when interest rates are falling, because the issuer can issue new bonds with lower interest payments. If a bond is called, the Fund may have to replace it with a lower-yielding security.

Fixed-Income Securities Risk. Fixed-income securities are subject to the risk of the issuer’s inability to meet principal and interest payments on its obligations (i.e., credit risk) and are subject to price volatility resulting from, among other things, interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity (i.e., market risk). Generally, fixed-income securities will decrease in value if interest rates rise and will increase in value if interest rates decline. Securities with longer durations are likely to be more sensitive to changes in interest rates, generally making them more volatile than securities with shorter durations. Lower rated fixed-income securities have greater volatility because there is less certainty that principal and interest payments will be made as scheduled.

●

Credit Risk. Credit risk is the risk that the issuer of a debt security, including ETNs, will fail to repay principal and interest on the security when due. Credit risk is affected by the issuer’s credit status, and is generally higher for non-investment grade securities.

●

Duration Risk. Duration is a measure of the sensitivity of a security’s price to changes in interest rates. The longer a security’s duration, the more sensitive it will be to changes in interest rates. Similarly, a fund with longer average fund duration will be more sensitive to changes in interest rates and will experience more price volatility than a fund with shorter average fund duration. By way of example, the price of a bond fund with duration of five years would be expected to fall approximately 5% if interest rates rose by one percentage point.

●

Extension Risk. Extension risk is the risk that an issuer will exercise its right to pay principal on an obligation held by the Fund later than expected. This may happen during a period of rising interest rates. Under these

10	Prospectus | January 28, 2019

circumstances, the value of the obligation will decrease and the Fund will suffer from the inability to invest in higher yielding securities.

●

Interest Rate Risk. Interest rate risk is the risk that a debt security’s value will decline due to changes in market interest rates. Even though some interest-bearing securities offer a stable stream of income, their prices will still fluctuate with changes in interest rates. The Fund may be subject to greater risk of rising interest rates than would normally be the case due to the current period of historically low rates and the effect of potential government fiscal policy initiatives and resulting market reaction to those initiatives. When interest rates change, the values of longer-duration debt securities usually change more than the values of shorter-duration debt securities.

●

Prepayment Risk. Prepayment occurs when the issuer of a security can repay principal prior to the security’s maturity. Securities subject to prepayment can offer less potential for gains during a declining interest rate environment and similar or greater potential for loss in a rising interest rate environment. In addition, the potential impact of prepayment features on the price of a debt security can be difficult to predict and result in greater volatility. This risk could affect the total return of the Fund.

Investment Company Risk. Each Fund may invest in shares of registered investments companies, including shares of money market funds. In such circumstance, Fund shareholders bear both their proportionate share of a Fund’s expenses and similar expenses of any underlying investment company when a Fund invests in shares of another investment company.

Liquidity Risk. The Fund may invest in securities or instruments that trade in lower volumes and may make investments that are less liquid than other more widely held investments. In addition, the Fund may invest in securities that could become less liquid in response to market developments or adverse investor perceptions. Investments that are trade in lower volumes may be more difficult to value. When there is no willing buyer and investments cannot be readily sold at the desired time or price, the Fund may have to accept a lower price or may not be able to sell the security or instrument at all. An inability to sell one or more portfolio positions can adversely affect the Fund’s value or prevent the Fund from being able to take advantage of other investment opportunities.

Management Risk. The Fund’s success will depend on the management of the Adviser and sub-adviser and on the skill and acumen of the Adviser’s and sub-adviser’s personnel.

Municipal Securities Risk. Municipal bonds are subject to the risk that litigation, legislation or other political events, local business or economic conditions or the bankruptcy of the issuer could have a significant effect on an issuer’s ability to make payments of principal and/or interest. Municipal bonds can be significantly affected by political changes as well as uncertainties in the municipal market related to taxation, legislative changes or the rights of municipal security holders. Because many municipal securities are issued to finance similar projects, especially those relating to education, health care, transportation and utilities, conditions in those sectors can affect the overall municipal market. In addition, changes in the financial condition of an individual municipal insurer can affect the overall municipal market. Municipal bonds may include revenue bonds, which are generally backed by revenue from a specific project or tax. The issuer of a revenue bond makes interest and principal payments from revenues generated from a particular source or facility, such as a tax on particular property or revenues generated from municipal water or sewer utility or an airport. Revenue bonds generally are not backed by the full faith and credit and general taxing power of the issuer. The market for municipal bonds may be less liquid than for taxable bonds. There may be less information available on the financial condition of issuers of municipal securities than for public corporations.

●	General Obligation Bonds. Timely payments depend on the issuer’s credit quality, ability to raise tax revenues, and ability to maintain an adequate tax base.

●	Revenue Bonds. Payments depend on the money earned by the particular facility or class of facilities, or the amount of revenues derived from another source.

Non-Diversified Fund Risk. A Fund that is “non-diversified” is not required to meet certain diversification requirements under federal laws. A Fund may invest a greater percentage of its assets in the securities of an issuer. However, a decline in the value of a single investment could cause a Fund’s overall value to decline to a greater degree than if the Fund held a more diversified portfolio.

State Specific Risk. State specific risk is the chance that the Fund, because it invests primarily in securities issued by Kansas and its municipalities, is more vulnerable to unfavorable developments in Kansas than funds that invest in municipal bonds of many different states. The Kansas economy is fairly diversified but still relies significantly on transportation equipment production, agriculture and food processing as well as oil & gas production/processing. Adverse conditions affecting these industries could have a disproportionate effect on Kansas municipal securities. In June 2017, Moody’s affirmed the State of Kansas’ issuer rating at Aa2 and revised its outlook to stable from negative. In connection with that rating announcement, Moody’s observed that its outlook for municipal securities issued by the State of Kansas was changed to stable as a result of a significant income tax increase passed by the legislator in Kansas in July 2017. Moody’s noted that the additional revenues from the tax increase will reduce the state’s fiscal problems to more manageable dimensions that are consistent with similarly rated states. Nevertheless, Moody’s noted that Kansas is likely to be a below-average performer for the next few years, an expectation captured in the current Moody’s rating category.

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AMERICAN INDEPENDENCE FUNDS

U.S. Government Obligations Risk. U.S. government securities are subject to market and interest rate risk, as well as varying degrees of credit risk. Some U.S. government securities are issued or guaranteed by the U.S. Treasury and are supported by the full faith and credit of the United States. Other types of U.S. government securities are supported by the full faith and credit of the United States (but not issued by the U.S. Treasury). In addition, other U.S. government issued securities, which are not backed by the full faith and credit of the U.S. Government, are subject to the risk that the U.S. Government will not provide financial support to such U.S. government agencies, instrumentalities or sponsored enterprises that issued such securities (since the U.S. Government is not obligated to do so by law) and these securities are subject to greater risk.

It is possible to lose money on an investment in the Fund. Investments in the Fund are not deposits or obligations of any bank, are not endorsed or guaranteed by any bank and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

Tax Risk. Income from municipal securities held by the Fund could be declared taxable because of unfavorable changes in tax laws, adverse interpretations by the Internal Revenue Service or state tax authorities, or noncompliant conduct of a bond issuer. In addition, a portion of the Fund’s otherwise exempt-interest dividends may be taxable to those shareholders subject to the alternative minimum tax.

Performance Information

The Fund commenced upon the reorganization of an identically named series of American Independence Funds Trust (“Predecessor Fund”) into the Fund effective as of September 24, 2018. With the reorganization, the Fund assumed the financial and performance history of the Predecessor Fund.

The bar chart and performance table below provide an indication of the risks of an investment in the Fund for periods prior to the reorganization by showing how the Fund’s performance has varied from year to year, and by showing how the Fund’s average annual returns compare with those of a broad measure of market performance. Performance reflects contractual fee waivers in effect. If fee waivers were not in place, performance would be reduced. After-tax returns are shown for Institutional class shares only and will vary for Class A shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”). Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available at www.americanindependence.com or by calling 1-888-266-8787.

KANSAS TAX-EXEMPT BOND FUND

Performance Bar Chart and Table
Year-By-Year Total Returns as of December 31
Institutional Share Class

Best quarter:	3.60%	Q3 2009
Worst quarter:	(3.15)%	Q4 2010

Average Annual Total Returns
For the Period Ended December 31, 2018

	1 Year	5 Years	10 Years
Institutional Class Shares
Return Before Taxes	1.05%	3.03%	3.53%
Return After Taxes on Distributions	0.96%	3.01%	3.52%
Return After Taxes on Distributions and sale of shares	1.82%	3.06%	3.50%
Class A Shares (Return Before Taxes)	(3.57)%	1.75%	2.69%
Barclays 7-Year Municipal Bond Index (reflects no deduction for fees, expenses or taxes)	1.65%	2.98%	4.01%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. Returns for Class

12	Prospectus | January 28, 2019

A shares reflect the deduction of sales loads. After-tax returns for Class A shares, which are not shown, will vary from those shown for Institutional Class shares.

Investment Adviser

Manifold Partners, LLC is the investment adviser to the Fund. Carret Asset Management, LLC is the Fund’s sub-advisor.

Portfolio Managers

Portfolio Managers: The Fund is managed by the following portfolio managers:

Portfolio Managers	Period of Service with the Fund	Primary Title
Jason R. Graybill	Since Inception (September 24, 2018)	Portfolio Manager
Neil D. Klein	Since Inception (September 24, 2018)	Portfolio Manager

Purchase and Sale of Fund Shares

The Fund offers two classes of shares: Institutional Class shares and Class A shares. You may purchase, exchange or redeem Fund shares on any business day by written request via mail American Independence Kansas Tax-Exempt Bond Fund, c/o ALPS Fund Services, Inc., 1290 Broadway, Suite 1100, Denver, CO 80203, by telephone at (303) 623-2577, or through a financial intermediary. You may also purchase and redeem Fund shares by wire transfer. Investors who wish to purchase, exchange or redeem Fund shares through a financial intermediary should contact the financial intermediary directly.

The minimum initial and subsequent investment amounts are shown below. For a description of the Fund’s Institutional Class and Class A shares, see “Buying and Redeeming Shares.”

	Institutional Class Shares	Class A Shares
Initial Purchase	$3,000,000	$5,000
Subsequent Purchases	$5,000	$250

Tax Information

The Fund intends to make distributions that will be exempt from federal income tax, although some distributions made by the Fund may be taxable as ordinary income or capital gains. Distributions that are derived from interest paid on certain bonds may be an item of tax preference for a shareholder that is subject to the federal alternative minimum tax. If you are investing through a tax-deferred arrangement, such as a 401(k) account or an individual retirement account, special tax rules will apply. The Fund is not recommended for such tax-deferred arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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AMERICAN INDEPENDENCE FUNDS

INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES

This section describes the investment objectives and principal investment strategies of each of the GTA Fund and Kansas Fund (each, a “Fund,” and collectively, the “Funds”). See “MORE ON EACH FUND’S INVESTMENTS AND RELATED RISKS” in this Prospectus and the Statement of Additional Information for more information about the Funds’ investments and the risks of investing.

What is each Fund’s Investment Objective?

The GTA Fund’s investment objective is to provide long-term capital appreciation.

The Kansas Fund’s investment objective is to preserve capital while producing current income for the investor that is exempt from both federal and Kansas state income taxes.

While there is no assurance that the Funds will achieve their investment objectives, the Funds endeavor to do so by following the strategies and policies described in this Prospectus.

The Board of Trustees (“Board”) may change a Fund’s name, investment objectives or principal investment strategies without a shareholder vote. A Fund will notify you in writing at least sixty (60) days before making any such change. If there is a material change to a Fund’s investment objectives or principal investment strategies, you should consider whether that Fund remains an appropriate investment for you.

Additional information About Each Fund’s Investment Strategy

Please see the section entitled “Principal Investment Strategies of the Fund” in the summary for each Fund for a more complete discussion of such Fund’s principal investment strategies. Additional information on principal strategies can be found below and details on the various types of investments can be found in the Statement of Additional Information (“SAI”) for each Fund. Under the 1940 Act, the Kansas Fund is classified as non-diversified and each other Fund is classified as diversified.

Investment Objective. Each Fund’s primary investment objective is not “fundamental”, which means that it may be changed without the approval of Fund shareholders.

80% Policy. The Kansas Fund has a policy of investing at least 80% of its net assets, plus borrowings for investment purposes, in securities that are consistent with the Fund’s name. If the Kansas Fund changes this policy, a notice will be sent to shareholders at least 60 days in advance of the change and this prospectus will be supplemented.

Temporary or Defensive Policy. Under adverse, uncertain or abnormal market conditions or at times of extraordinary market volatility, each Fund may, for temporary defensive purposes, invest up to 100% of its assets in cash or cash equivalents, including investment grade short-term obligations or invest in other securities that the Adviser or Sub-Adviser believes are less risky than those normally invested in by the Fund. For example, for temporary or defensive purposes, the GTA Fund may invest to a greater extent in securities with exposure to the United States to prevent anticipated losses by the GTA Fund.

GTA Fund. The Fund seeks long-term capital appreciation while providing lower than average risk by diversifying the portfolio across several different asset classes which have low, or negative, correlations to one another. By having a portfolio of global equity and fixed income, we expect the volatility of this balanced portfolio approach to be less volatile over time than a 100% global equity portfolio. Also, the use of cash as a tactical asset class during times of high market volatility is intended to further help reduce the risk of the portfolio.

The Fund seeks long-term appreciation by investing primarily in exchange-traded funds (“ETFs”) and exchange-traded notes (“ETNs”), listed on U.S. exchanges, representing two major asset classes: equities and fixed income, in both developed and emerging market countries. The Fund will not invest in levered, inverse, or active ETFs. The Fund treats cash equivalents as a tactical asset class and has the ability to fully invest in cash or cash equivalents as a potential defense against volatile market downturns or as a temporary investment in times of general market volatility. Allocations within each asset class are based on a macro, top-down approach focusing on quantitative research and data to measure risk of each holding and the portfolio as a whole. The investment process for the Fund is based on mathematical formulas that use data points, such as asset prices, to determine the weights for each asset held by the Fund.

The Fund will invest, through the ETFs and ETNs, under normal market conditions, in at least three different countries, and invest at least 40% of its assets outside the United States or, if conditions are not favorable, invest at least 30% of its assets outside the United States.

Under normal market conditions, the Fund intends to invest at least 80% (and generally as close to 100% as practical) of the Fund’s net assets, plus borrowings for investment purposes, in equities and fixed income securities indirectly through ETFs and ETNs, listed on U.S. exchanges, representing both developed and emerging market countries, including ETFs and ETNs holding fixed income securities having varying maturities and credit qualities including high yield securities (commonly known as junk bonds).

Under normal market conditions, the Fund expects to be exposed approximately 60% to global equity markets and approximately 40% to global fixed income markets. The maximum allocation to global equities is 90% and the maximum allocation to fixed income markets is 60%. The Fund has no targets or limitations on the duration or maturity of the fixed income portion of the portfolio. Duration and maturity decisions about the fixed income portion of the portfolio will be made by the advisers to the underlying ETFs and ETNs. The Fund expects these securities to experience durations of approximately 5-7 years, although these ranges may vary from time-to-time.

The Fund is a “fund of funds.” The term “fund of funds” is typically used to describe mutual funds whose primary investment strategy involves investing in other investment companies, such

14	Prospectus | January 28, 2019

as ETFs and other mutual funds. Although the Fund invests primarily in ETFs and ETNs, it may also invest in shares of other types of registered investment companies, including money market funds, and global fixed income funds. The Fund is best suited for long-term investors.

In addition to investing primarily in ETFs, the Fund may also invest in short-term money market securities, cash, money market mutual funds and Treasury Bills for temporary or defensive purposes.

Main types of securities the Fund may hold:

●	ETFs and ETNs; to the extent the Fund invests in ETFs and ETNs the Fund will bear the proportionate share of the underlying expenses of the ETF or ETN

●	Short-term money market securities, including cash, money market mutual funds and Treasury Bills

Kansas Fund. The Fund seeks to preserve capital while producing current income for the investor that is exempt from both federal and Kansas state income taxes by investing in bonds issued by Kansas municipalities. Under normal market conditions:

●

The Fund will invest in municipal bonds with maturities ranging up to 20 years and which are rated, at time of purchase, investment grade (rated Baa/BBB or better, as rated by a nationally recognized statistical rating organization, such as Moody’s Investors Service Inc. (‘‘Moody’s’’), Standard & Poor’s Corporation (‘‘S&P’’), or Fitch Ratings Ltd. (‘‘Fitch’’), or which are unrated and determined by the Fund’s Sub-Adviser to be of comparable quality);

●	The Fund will maintain a dollar weighted average portfolio maturity between 7 and 12 years;

●

At least 80% of the Fund’s net assets, plus borrowings for investment purposes, will be invested in municipal bonds which produce interest that is exempt from federal income tax and, in the opinion of bond counsel of the issuer of Kansas obligations, is exempt from Kansas state income taxes; and

●	At least 80% of the Fund’s net assets, plus borrowings for investment purposes, will be invested in securities the income from which is not subject to the alternative minimum tax (“AMT”).

Main types of securities in which the Fund may invest:

●	Municipal securities from the State of Kansas

●	Municipal securities from other states and U.S. territories and possessions

●	Short-term money market securities, including cash and money market mutual funds, including shares of registered investment companies

EACH FUND’S PRINCIPAL AND NON-PRINCIPAL INVESTMENT RELATED RISKS

Each Fund’s investment objective and principal investment strategies are described above under “INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES.” This section provides additional information about the principal and non-principal risks that may affect each Fund’s portfolio. Additional information about some of the Funds’ investments and portfolio management techniques and their associated risks is included in the Funds’ Statement of Additional Information (“SAI”), which is available without charge upon request (see back cover).

What are the Principal Risks of Investing in the Funds as well as Other Risks of Investing in the Fund?

A summary matrix of risks by each Fund is provided below. Following the risk matrix, you will find more detailed descriptions of these risks.

Description of Risk	Global Tactical Allocation Fund	Kansas Tax-Exempt Bond Fund
Asset Allocation Risk	X
Call Risk		X
Depositary Receipts Risk	X
Equity Securities Risk	X
ETF Risk	X
General ETF Risk	X
Tax Risk	X
Tracking Error Risk	X
Fixed Income Securities Risk	X	X
Credit Risk	X	X
Duration Risk	X	X
ETN Risk	X
ETN Tax Risk	X
Extension Risk		X
High Yield Securities Risk	X
Interest Rate Risk	X	X
Prepayment Risk	X	X
Foreign Securities Risk	X
Emerging Markets Risk	X
Foreign Currency Risk	X
Political and Economic Factors Risk	X
Fund of Funds Structure Risk	X
High Portfolio Turnover Rate Risk	X
Investment Company Risk	X	X
Liquidity Risk	X	X
Management Risk	X	X
MLP Risk	X

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AMERICAN INDEPENDENCE FUNDS

Description of Risk	Global Tactical Allocation Fund	Kansas Tax-Exempt Bond Fund
Municipal Securities Risk		X
General Obligations Risk		X
Revenue Bonds Risk		X
Non-Diversified Fund Risk		X
Real Estate Investment Trusts Risk	X
State Specific Risk		X
Temporary or Defensive Measures Risk	X	X
Tax Risk		X
U.S. Government Obligations Risk	X	X

Asset Allocation Risk. The GTA Fund’s investment performance depends on how its assets are allocated and reallocated. A principal risk of investing in the Fund is that the Adviser may make less than optimal or poor asset allocation decisions. The Adviser employs an active approach to allocation among sectors, but there is no guarantee that such allocation techniques will produce the desired results. It is possible that the Adviser will focus on an investment that performs poorly or underperforms other investments under various market conditions.

Call Risk. Call risk is the likelihood that a security will be prepaid (or “called”) before maturity. An issuer is more likely to call its bonds when interest rates are falling, because the issuer can issue new bonds with lower interest payments. If a bond is called, the Fund may have to replace it with a lower-yielding security.

Depositary Receipts Risk. Investments indirectly in depositary receipts involve risks similar to those accompanying direct investments in foreign securities. Unsponsored depositary receipts are organized independently, without the cooperation of the issuer of the underlying securities. Therefore, there is risk involved in investing in unsponsored depositary receipts, as there may be less information available about the underlying issuer than there is about an issuer of sponsored depositary receipts and the prices of unsponsored depositary receipts may be more volatile than those of sponsored depositary receipts. Even where they are denominated in U.S. dollars, depositary receipts are subject to currency risk if the underlying security is denominated in a foreign currency. Please see “Foreign Currency Risk” below under “Foreign Securities Risk”.

Equity Securities Risk. The Fund will invest directly and indirectly in equity securities. Equity securities (which generally include common stocks, preferred stocks, warrants, securities convertible into common or preferred stocks and similar securities) are generally volatile and riskier than some other forms of investment. Common stock prices fluctuate based on changes in a company’s financial condition, on overall market and economic conditions, and on investors’ perception of a company’s well-being. Preferred stocks are typically subordinated to bonds and other debt instruments in a company’s capital structure in terms of priority to corporate income. As well as the risks associated with common stocks, preferred stocks will be subject to greater credit risk than the debt instruments to which they are subordinate. Convertible stock is subject to the risks of both debt securities and equity securities. The value of convertible stock tends to decline as interest rates rise and, due to the conversion feature, to vary with fluctuations in the market value of the underlying equity security.

ETF Risk. Each Fund may invest in shares of ETFs. Shareholders bear both their proportionate share of a Fund’s expenses and similar expenses of the underlying investment company when the Fund invests in shares of another investment company. The price movement of an index-based ETF may not track the underlying index and may result in a performance that is not the same as the relevant loss. If a Fund invests in closed-end investment companies, it may incur added expenses such as additional management fees and trading costs. Index-based ETFs are intended to provide investment results that, before expenses, generally correspond to the price and yield performance of the corresponding market index, and the value of their shares should, under normal circumstances, closely track the value of the index’s underlying component stocks. Index-based ETFs generally do not buy or sell securities, except to the extent necessary to conform their portfolios to the corresponding index. Because an ETF has operating expenses and transaction costs, while a market index does not, ETFs that track particular indices typically will be unable to match the performance of the index exactly. Investment in a Fund that investments in index-based ETFs should be made with the understanding that the ETFs in which the Fund invests will not be able to replicate exactly the performance of the indices they track because the total return generated by the securities will be reduced by transaction costs incurred in adjusting the actual balance of the securities and other ETF expenses, whereas such transaction costs and expenses are not included in the calculation of the total returns of the indices. Certain securities comprising the indices tracked by the ETFs may, from time to time, temporarily be unavailable.

●

General ETF Risk. The cost to a shareholder of investing in the Fund that invests primarily in ETFs may be higher than the cost of investing directly in ETF shares and may be higher than other mutual funds that invest directly in the types of securities held by the ETFs. Shareholders will indirectly bear the proportionate fees and expenses charged by the ETFs in addition to the Fund’s direct fees and expenses. Because the value of ETF shares depends on the demand in the market, the Fund may not be able to liquidate its holdings at the price it desires or at most optimal time, which may adversely affect the Fund’s performance.

An active trading market for ETF shares may not develop or be maintained. Particularly in times of market stress, the following factors could lead to variances between the market price and the underlying value of ETF shares:

16	Prospectus | January 28, 2019

●

When spreads widen or premium discounts become larger than usual, investors may pay significantly more or receive significantly less than the underlying value of ETF shares when they buy or sell in the secondary market.

●	Market makers or authorized participants may step away from their respective roles in making a market in shares of ETFs.

Where all or a portion of the ETF’s underlying securities trade in a market that is closed, when the market in which the ETF shares are listed and trading is open, there may be changes between the last quote from its closed foreign market and the value of such securities during the ETF’s domestic trading day.

●

Tracking Error Risk. ETFs typically trade on securities exchanges and their shares may, at times, trade at a premium or discount to their net asset values. In addition, an index-based ETF may not replicate exactly the performance of the benchmark index it seeks to track for a number of reasons, including transaction costs incurred by the ETF, the temporary unavailability of certain index securities in the secondary market or discrepancies between the ETF and the index with respect to the weighting of securities or the number of securities held.

Fixed-Income Securities Risk. Fixed-income securities are subject to the risk of the issuer’s inability to meet principal and interest payments on its obligations (i.e., credit risk) and are subject to price volatility resulting from, among other things, interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity (i.e., market risk). Generally, fixed-income securities will decrease in value if interest rates rise and will increase in value if interest rates decline. Securities with longer durations are likely to be more sensitive to changes in interest rates, generally making them more volatile than securities with shorter durations. Lower rated fixed-income securities have greater volatility because there is less certainty that principal and interest payments will be made as scheduled.

●

Credit Risk. Credit risk is the risk that the issuer of a debt security, including ETNs, will fail to repay principal and interest on the security when due. Credit risk is affected by the issuer’s credit status, and is generally higher for non-investment grade securities.

●

Extension Risk. Extension risk is the risk that an issuer will exercise its right to pay principal on an obligation held by the Fund later than expected. This may happen during a period of rising interest rates. Under these circumstances, the value of the obligation will decrease and the Fund will suffer from the inability to invest in higher yielding securities.

●

Interest Rate Risk. Interest rate risk is the risk that a debt security’s value will decline due to changes in market interest rates. Even though some interest-bearing securities offer a stable stream of income, their prices will still fluctuate with changes in interest rates. The Fund may be subject to greater risk of rising interest rates than would normally be the case due to the current period of historically low rates and the effect of potential government fiscal policy initiatives and resulting market reaction to those initiatives. When interest rates change, the values of longer-duration debt securities usually change more than the values of shorter-duration debt securities.

●

Prepayment Risk. Prepayment occurs when the issuer of a security can repay principal prior to the security’s maturity. Securities subject to prepayment can offer less potential for gains during a declining interest rate environment and similar or greater potential for loss in a rising interest rate environment. In addition, the potential impact of prepayment features on the price of a debt security can be difficult to predict and result in greater volatility. This risk could affect the total return of the Fund.

Foreign Securities Risk. To the extent the Fund invests in ETFs that invest in foreign securities, including depositary receipts, such investments are subject to additional risks including political and economic risks, greater volatility, civil conflicts and war, currency fluctuations, expropriation and nationalization risks, higher transaction costs, delayed settlement, possible foreign controls on investment, and less stringent investor protection and disclosure standards of foreign markets.

●

Emerging Markets Risk. The Fund may invest in ETFs that invest in foreign securities of companies located in developing or emerging markets, which entail additional risks, including: less social, political and economic stability; smaller securities markets and lower trading volume, which may result in less liquidity and greater price volatility; national policies that may restrict securities investment opportunities, including restrictions on investments in issuers or industries, or expropriation or confiscation of assets or property; and less developed legal structures governing private or foreign investment.

●

Foreign Currency Risk. Investments in ETF denominated in foreign currencies or foreign currency ETFs are subject to the risk that those currencies will decline in value relative to the U.S. dollar, When the U.S. dollar strengthens relative to a foreign currency, the U.S. dollar value of an investment denominated in that currency will typically fall. Currency rates in foreign countries may fluctuate significantly over short periods of time.

●	Political and Economic Factors. Individual foreign economies of certain countries may differ favorably or unfavorably from the U.S. economy in such respects as

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AMERICAN INDEPENDENCE FUNDS

growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, diversification and balance of payments position. The internal politics of certain foreign countries may not be as stable as those of the U.S. Government. Certain foreign countries participate to a significant degree, through ownership interest or regulation, in their respective economies. Action by these governments could include restrictions on foreign investment, nationalization, expropriation of goods or imposition of taxes, and could have a significant effect on market prices of securities and payment of interest. The economies of many foreign countries are heavily dependent upon international trade and are accordingly affected by the trade policies and economic conditions of their trading partners. Enactment by these trading partners of protectionist trade legislation could have a significant adverse effect upon the securities markets of such countries.

Fund of Funds Structure Risk. Investments in securities of other investment companies, including ETFs, are subject to statutory limitations prescribed by the Investment Company Act of 1940, as amended (“1940 Act”). Absent an available exemption by an exemptive order granted by the Securities and Exchange Commission (SEC”) or through reliance on available rules under Section 12(d) of the 1940 Act, the Fund may not: (i) acquire more than 3% of the voting securities of any other investment company; (ii) invest more than 5% of its total assets in securities of any one investment company; or (iii) invest more than 10% of its total assets in securities of all investment companies.

Many ETFs have obtained exemptive relief from the SEC to permit unaffiliated funds to invest in the ETF’s shares beyond the above statutory limitations, subject to certain conditions and pursuant to a contractual arrangement between the particular ETF and the investing fund. The Fund may rely on these exemptive orders to invest in unaffiliated ETFs. If the Fund is unable to rely on an exemptive order granted by the SEC to ETFs, the Fund may be able to rely on Rule 12d1-3 under the 1940. If that relief is not available, the limitations discussed above may prevent the Fund from allocating its investments in the manner the Adviser considers prudent or may cause the Adviser to select an investment other than that which the Adviser considers to be the most suitable under the circumstances. To date, this has not been a problem for the Fund.

Because the Fund’s investments normally are concentrated in underlying ETFs and the Fund’s performance normally is directly related to the performance of such underlying ETFs, the ability of the Fund to achieve its investment objective is therefore related to the ability of the underlying ETFs to meet their investment objectives.

High Portfolio Turnover Rate Risk. The Fund may have a relatively high turnover rate compared to many mutual funds. A high portfolio turnover rate (100% or more) has the potential to result in increased brokerage transaction costs which may lower the Fund’s returns. Furthermore, a high portfolio turnover rate may result in the realization by the Fund, and distribution to shareholders, of a greater amount of short-term capital gains than if the Fund had a low portfolio turnover rate. Distributions to shareholders of short-term capital gains are taxed as ordinary income under federal income tax laws. This could result in a higher tax liability and may lower an investor’s after-tax return.

Investment Company Risk. Each Fund may invest in shares of registered investments companies, including shares of money market funds. In such circumstance, Fund shareholders bear both their proportionate share of a Fund’s expenses and similar expenses of any underlying investment company when a Fund invests in shares of another investment company.

Liquidity Risk (Global Tactical Allocation Fund). A Fund may invest to a great degree in securities or instruments, including ETFs and ETNs, that trade in lower volumes and may make investments that are less liquid than other more widely held investments. In addition, the Fund could invest in securities that may become less liquid in response to market developments or adverse investor perceptions. Investments that are trade in lower volumes may be more difficult to value. When there is no willing buyer and investments cannot be readily sold at the desired time or price, the Fund may have to accept a lower price or may not be able to sell the security or instrument at all. An inability to sell one or more portfolio positions can adversely affect the Fund’s value or prevent the Fund from being able to take advantage of other investment opportunities.

Liquidity Risk (Kansas Tax-Exempt Bond Fund). The Fund may invest in securities or instruments that trade in lower volumes and may make investments that are less liquid than other more widely held investments. In addition, the Fund may invest in securities that could become less liquid in response to market developments or adverse investor perceptions. Investments that are trade in lower volumes may be more difficult to value. When there is no willing buyer and investments cannot be readily sold at the desired time or price, the Fund may have to accept a lower price or may not be able to sell the security or instrument at all. An inability to sell one or more portfolio positions can adversely affect the Fund’s value or prevent the Fund from being able to take advantage of other investment opportunities.

Management Risk. The Fund’s success will depend on the management of the Adviser and Sub-Adviser and on the skill and acumen of the Adviser’s and Sub-Adviser’s personnel.

MLP Risk. Investments in ETFs that invest primarily in master limited partnerships (“MLPs”) pose additional risks to those described above. MLP ETFs are generally not eligible to elect treatment as a regulated investment company due to their investments primarily in MLPs invested in energy assets. As a result, such ETFs will be obligated to pay applicable federal and state corporate income taxes on its taxable income as opposed to most other investment companies which are not so obligated. The amount of taxes paid by the ETF will vary depending on the amount of income and gains derived from investments and/or sales of MLP interests and such taxes will reduce the Fund’s return from an investment in the ETF. MLP ETFs will be subject to the risks of investing in the energy sector, including changes

18	Prospectus | January 28, 2019

in the economy (political, legislative or regulatory developments; commodity price risk; and operational risk within the energy sector). In addition, since MLPs in which ETFs may invest may conduct business in multiple states the ETFs can be subject to income or franchise tax in each of the states in which an MLP does business. The additional cost of preparing and filing the tax returns and paying the related taxes may adversely impact the ETFs return on their investment in the MLP.

Municipal Securities Risk. Municipal bonds are subject to the risk that litigation, legislation or other political events, local business or economic conditions or the bankruptcy of the issuer could have a significant effect on an issuer’s ability to make payments of principal and/or interest. Municipal bonds can be significantly affected by political changes as well as uncertainties in the municipal market related to taxation, legislative changes or the rights of municipal security holders. Because many municipal securities are issued to finance similar projects, especially those relating to education, health care, transportation and utilities, conditions in those sectors can affect the overall municipal market. In addition, changes in the financial condition of an individual municipal insurer can affect the overall municipal market. Municipal bonds may include revenue bonds, which are generally backed by revenue from a specific project or tax. The issuer of a revenue bond makes interest and principal payments from revenues generated from a particular source or facility, such as a tax on particular property or revenues generated from municipal water or sewer utility or an airport. Revenue bonds generally are not backed by the full faith and credit and general taxing power of the issuer. The market for municipal bonds may be less liquid than for taxable bonds. There may be less information available on the financial condition of issuers of municipal securities than for public corporations.

●	General Obligation Bonds. Timely payments depend on the issuer’s credit quality, ability to raise tax revenues, and ability to maintain an adequate tax base.

●	Revenue Bonds. Payments depend on the money earned by the particular facility or class of facilities, or the amount of revenues derived from another source.

Non-Diversified Fund Risk. A Fund that is “non-diversified” is not required to meet certain diversification requirements under federal laws. A Fund may invest a greater percentage of its assets in the securities of an issuer. However, a decline in the value of a single investment could cause a Fund’s overall value to decline to a greater degree than if the Fund held a more diversified portfolio.

Real Estate Investment Trusts (“REITs”) Risk. Investments in real estate investment trusts (REITs) by ETFs and ETNs indirectly subject the Fund to risks associated with the direct ownership of real estate. The value of REIT securities can be affected by changes in real estate values and rental income, property taxes, interest rates, tax and regulatory requirements and the management skill and creditworthiness of the issuer. In addition, the value of a REIT can depend on the structure and cash flow generated by the REIT and REITs may not have diversified holdings. Because REITs are pooled investment vehicles that have expenses of their own, the Fund will indirectly bear its proportionate share of those expenses.

Recent Market Events Risk. The past year has witnessed numerous changes that challenged the political, financial, and economic status quo, including: swift and dramatic movements (both up and down) in global stock markets, credit market yields that have risen from historic lows and may continue to increase in 2019, an explosion of cryptocurrency markets, political tensions among nuclear-armed countries that have at times been bellicose, central banks moving from quantitative easing towards policy normalization, dramatic changes in the U.S. Internal Revenue Code that are likely to affect the outlook for domestic securities and, perhaps, movement in global stock markets, a significant increase in the outstanding debt owed by U.S. government (the U.S. deficit), the unpredictability of political power shifts in Congress, strains on financial resources caused by extreme weather, fires and other natural disasters, and the significant decline during 2018 in the U.S. stock market and other global stock markets and uncertainty of how stock markets will perform in 2019. Market implications of these changes may be difficult to determine, though rising interest rates, for example, could constrain bond market returns and threaten stock market valuations, and greater uncertainty has the potential to lower market valuations by increasing the risk premiums required by investors.

This ever-changing environment could make identifying investment risks and opportunities increasingly difficult for portfolio managers. Whether or not a Fund invests in securities of issuers located in or with significant exposure to countries or sectors experiencing economic and financial difficulties or changes, the value and liquidity of a Fund’s investments may be negatively affected. In addition, policy and legislative changes in the US and in other countries may affect many aspects of financial markets, and the impact of these changes and the implications for market participants, may not be fully known for some time. For example, continuing uncertainty about the specific process and impact of the United Kingdom’s (“UK”) decision to withdraw from the European Union (“EU”) and its impact on trade agreements between the UK and the EU and London’s status a financial market center are other uncertainties that can impact securities markets. This “Brexit” process is currently scheduled to be completed by March 29, 2019. There can be no assurance that the process will be completed by that date, if at all. In addition, the decision of the U.S. to withdraw from or disavow various trade deals and strategic trade alliances that the U.S. has led or been part is likely to have unexpected implications for the global financial markets.

State Specific Risk. State specific risk is the chance that the Kansas Fund, because it invests primarily in securities issued by Kansas and its municipalities, is more vulnerable to unfavorable developments in Kansas than funds that invest in municipal bonds of many different states. The Kansas economy is fairly diversified but still relies significantly on transportation equipment production, agriculture and food processing as well as oil & gas production/processing. Adverse conditions affecting

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AMERICAN INDEPENDENCE FUNDS

these industries could have a disproportionate effect on Kansas municipal securities. In June 2017, Moody’s affirmed the State of Kansas’ issuer rating at Aa2 and revised its outlook to stable from negative. In connection with that rating announcement, Moody’s observed that its outlook for municipal securities issued by the State of Kansas changed to stable as a result of a significant income tax increase passed by the legislator in Kansas in July 2017. Moody’s noted that the additional revenues from the tax increase will reduce the state’s fiscal problems to more manageable dimensions that are consistent with similarly rated states. Nevertheless, Moody’s noted that Kansas is likely to be a below-average performer for the next few years, an expectation captured in the current Moody’s rating category.

Tax Risk. Income from municipal securities held by the Fund could be declared taxable because of unfavorable changes in tax laws, adverse interpretations by the Internal Revenue Service or state tax authorities, or noncompliant conduct of a bond issuer. In addition, a portion of the Fund’s otherwise exempt-interest dividends may be taxable to those shareholders subject to the alternative minimum tax.

U.S. Government Obligations Risk. U.S. government obligations include securities issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities, such as the U.S. Treasury. Payment of principal and interest on U.S. government obligations may be backed by the full faith and credit of the U.S. or may be backed solely by the issuing or guaranteeing agency or instrumentality itself. In the latter case, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, which agency or instrumentality may be privately owned. There can be no assurance that the U.S. Government would provide financial support to its agencies or instrumentalities (including government-sponsored enterprises) where it is not obligated to do so.

What are the Other Additional Risks of Investing in the Funds?

Other inherent risks associated with the Funds that are less likely to have a material effect on the Funds’ investment portfolio as a whole are called “non-principal risks.” The non-principal risks of the Funds are further described below and in the Statement of Additional Information. It is important to read all the disclosure information provided and to understand that you may lose money by investing in the Funds.

Cyber Security Risk. In connection with the increased use of technologies such as the Internet and the dependence on computer systems to perform necessary business functions, the Funds may be susceptible to operational, information security and related risks due to the possibility of cyber-attacks or other incidents. Cyber incidents may result from deliberate attacks or unintentional events. Cyber-attacks include, but are not limited to, infection by computer viruses or other malicious software code, gaining unauthorized access to systems, networks or devices that are used to service the Funds’ operations through hacking or other means for the purpose of misappropriating assets or sensitive information, corrupting data or causing operational disruption. Cyber-attacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks (which can make a website unavailable) on the Funds’ website. In addition, authorized persons could inadvertently or intentionally release confidential or proprietary information stored on the Funds’ systems.

Cyber security failures or breaches by the Funds’ third-party service providers (including, but not limited to, the Adviser, distributor, custodian, transfer agent and financial intermediaries) may cause disruptions and impact the service providers’ and the Funds’ business operations, potentially resulting in financial losses, the inability of Fund shareholders to transact business and the mutual funds to process transactions, inability to calculate the Funds’ net asset value, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs and/or additional compliance costs. The Funds and their shareholders could be negatively impacted as a result of successful cyber-attacks against, or security breakdowns of, the Funds or their third-party service providers.

The Funds may incur substantial costs to prevent or address cyber incidents in the future. In addition, there is a possibility that certain risks have not been adequately identified or prepared for. Furthermore, the Funds cannot directly control any cyber security plans and systems put in place by third party service providers. Cyber security risks are also present for issuers of securities in which the Funds invest, which could result in material adverse consequences for such issuers and may cause the Funds’ investment in such securities to lose value.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Trust’s policies and procedures with respect to the disclosure of each Fund’s portfolio securities are described in the Funds’ SAI.

MANAGEMENT

Manifold Partners, LLC (“Adviser”), subject to the authority of the Board of Trustees, furnishes continuing investment supervision to the Funds and is responsible for the management of each Fund’s portfolio. The Adviser’s principal address is Two Embarcadero Center, 7th Floor, San Francisco, CA 94111.

20	Prospectus | January 28, 2019

Pursuant to the Investment Advisory Agreement (“Advisory Agreement”) with the Adviser, each Fund pays the Adviser an annual management fee for each Fund based on the Fund’s average daily net assets. The following table reflects each Fund’s contractual investment advisory fee rate (expressed as an annual rate).

Fund	Contractual Advisory Fee (%) (annual rate)	Effective Investment Advisory Fee Rate (%) (for the fiscal year ended September 30, 2018)
GTA Fund	0.75%	0.34%
Kansas Fund	0.30%	0.11%

The management fee is paid monthly. The initial term of the Advisory Agreement is two years. The Board may extend the Advisory Agreement for additional one-year terms. The Board and shareholders of the Funds may terminate the Advisory Agreement upon sixty (60) days’ notice. The Adviser may terminate the Advisory Agreement upon sixty (60) days’ notice. A discussion regarding the basis for the Board’s approval of the Funds’ Advisory Agreements will be provided in the Funds’ annual report to shareholders for the period ended September 30, 2018.

The Adviser has contractually agreed to limit the amount of each Fund’s total annual fund operating expenses, exclusive of interest, dividend expense on short sales/interest expense, taxes, brokerage commissions, other investment related costs, acquired fund fees and expenses, distribution services fees (i.e., Rule 12b-1 fees), shareholder service fees, and extraordinary expenses, such as litigation and other expenses not incurred in the ordinary course of business, to the amount for each Fund specified in the chart below of the relevant Fund’s average daily net assets for Institutional Class shares and Class A shares. This contractual expense limitation agreement is in effect through January 31, 2021, may only be terminated before at time by the Board of Trustees, and is reevaluated on an annual basis. With respect to each Fund, the Adviser shall be permitted to recover expenses it has borne subsequent to the effective date of the expense limitation agreement described above (whether through reduction of its management fee or otherwise) only to the extent that the relevant Fund’s expenses in later periods do not exceed the lesser of (1) the contractual expense limit in effect at the time the Adviser waives or limits the Fund’s expenses or (2) the contractual expense limit in effect at the time the Adviser seeks to recover the Fund expenses it waived or limited; provided, however, that the Fund will not be obligated to pay any such reduced fees and expenses more than three years after the date on which the fee and expense was reduced.

Fund	Contractual Fee Waiver
GTA Fund	0.95%
Kansas Fund	0.48%

This agreement is in effect through January 31, 2021 may only be terminated before then by the Board of Trustees, and is reevaluated on an annual basis. With respect to the Fund, the Adviser shall be permitted to recover, on a class-by-class basis, expenses it has borne subsequent to the effective date of the agreement described above (whether through reduction of its management fee or otherwise) only to the extent that a Fund’s expenses in later periods do not exceed the lesser of (1) the contractual expense limit in effect at the time the Adviser waives or limits the expenses or (2) the contractual expense limit in effect at the time the Adviser seeks to recover the expenses; provided, however, that the Funds will not be obligated to pay any such reduced fees and expenses more than three years after the date on which the fee and expense was reduced.

Sub-Advisers.

The Adviser has engaged Lee Capital Management, L.P. as sub-adviser to the GTA Fund. Lee Capital is located at 57 River Street, Wellesley, MA 02481.

The Adviser has engaged Carret Asset Management, LLC as sub-adviser to the Kansas Fund. Carret is located at 320 Park Avenue, 18th Floor, New York, NY 10022.

The following table shows the sub-advisory fees that the Adviser pays to the Sub-Advisers from the Adviser’s advisory fees.

Fund	Sub-advisor	Sub-advisory Fee (annual rate)
GTA Fund	Lee Capital Management, L.P.

0.375% (37.5 basis points) of the Fund’s average daily net assets, less 50% of the total amount of the Investment Advisory Fee waivers and/or expense reimbursements made by the Adviser with respect to the Fund pursuant to the Fund’s Expense Limitation Agreement

Kansas Fund	Carret Asset Management, LLC

0.15% (15 basis points) of the Fund’s average daily net assets, less 50% of the total amount of the Investment Advisory Fee waivers and/or expense reimbursements made by the Adviser with respect to the Fund pursuant to the Fund’s Expense Limitation Agreement

The Adviser has overall supervisory responsibilities for the general management and investment of the Funds’ securities portfolio, which are subject to review and approval by the Board of Trustees. Such responsibilities include (a) setting the Funds’ investment objective; (b) evaluating, selecting and recommending a Sub-Adviser to manage the assets if it finds it appropriate; (c) monitoring and evaluating the performance of the Sub-Adviser, including their compliance with the investment objectives, policies and restrictions of the Funds; and (d) implementing procedures to ensure that the Sub-Adviser complies with the Funds’ investment objectives, policies and restrictions.

The Funds may seek to rely on an exemptive order from the SEC that allows the Adviser to allocate and reallocate the assets of each Fund between and among any sub-advisers so selected pursuant to a "manager of managers" structure. The Adviser has the responsibility, subject to the oversight of the Board of Trustees, to continuously supervise each sub-adviser, monitor its adherence to each Fund's investment strategies and evaluate its performance results. The Adviser also has the authority under this structure to retain and terminate sub-advisers, engage new sub-advisers and make material revisions to the terms of the sub-advisory agreements subject to the approval of the Board of Trustees, but not shareholder approval. For services rendered under the sub-advisory agreements, each sub-adviser will receive a fee directly from the Adviser out of the fees that the Adviser receives from the Funds. The Funds will be required to notify shareholders within 90 days after a sub-adviser begins providing its services.

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AMERICAN INDEPENDENCE FUNDS

THE PORTFOLIO MANAGERS

The portfolio managers are primarily responsible for the day-to-day investment and reinvestment of the Funds’ assets. The portfolio managers listed below have served as each Fund’s portfolio managers since each Fund’s inception.

Information about the portfolio managers, including information about the portfolio managers’ business experience, appears below. More information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of securities in the Funds is included in the SAI.

PORTFOLIO MANAGER	PAST 5 YEARS’ BUSINESS EXPERIENCE
Charles McNally (GTA Fund)

In 2013, Mr. McNally joined American Independence Funds Trust. Prior to that he was at Lyster Watson & Company, a pioneer firm in advising hedge fund investors Mr. McNally earned an Sc.B. in Applied Mathematics (Magna Cum Laude) from Brown University, and continued his studies in pure and applied mathematics at Cambridge University (as a Churchill Scholar) and at New York University's Courant Institute of Mathematical Sciences.

Joseph Demmler (GTA Fund)

In 2008, Mr. Demmler joined, Thomas H. Lee’s family office, Thomas H. Lee Capital LLC, to assist in the management of Mr. Lee's business interests. Mr. Demmler was subsequently named Senior Managing Director and Chief Investment Officer. Mr. Demmler is a 1973 graduate of Colgate University and a 1978 graduate of the Harvard Business School. Mr. Demmler is currently managing partner at Lee Capital Management LP.

Nathan Eigerman (GTA Fund)

Mr. Eigerman received his A.B. in economics from Harvard College in 1988 and his M.B.A. from the MIT/Sloan School in 1996. Mr. Eigerman was a founder of Oxhead Capital Management, a hedge fund management firm that was acquired by Morgan Stanley Investment Management in 2006. Following that, he served as president of NPI Capital, a start-up focused on acquiring small and mid-sized asset managers. From 2012 to 2015 Mr. Eigerman was employed at F-Squared Investments. From 2015 to 2018 he was managing director at Thomas H. Lee Capital, LLC. Currently, Mr. Eigerman is a managing partners at Lee Capital Management L.P.

Neil D. Klein (Kansas Fund)

Mr. Klein graduated from Pennsylvania State University in 1987, with a Bachelor of Science degree in AgriBusiness Management and from Temple University, Fox School of Business with a Master of Business Administration (MBA) degree. Mr. Klein has been a Senior Managing Director and Senior Portfolio Manager of Carret Asset Management, LLC since May of 2008. From July 2005 through May 2008, Mr. Klein was a Senior Portfolio Manager of Abner, Herrman & Brock, LLC.

Jason R. Graybill, CFA (Kansas Fund)

Mr. Graybill graduated from Towson University in 1992, with a Bachelor of Science degree in Business Administration and from University of Baltimore with a Master of Science in Finance in 1994. Mr. Graybill has been a Senior Managing Director and Senior Portfolio Manager of Carret Asset Management, LLC since May of 2008. From January 1995 through May 2008, Mr. Graybill was a Managing Director and Senior Portfolio Manager of Abner, Herrman & Brock, LLC. Mr. Graybill has been a Chartered Financial Analyst (CFA®) since 1998.

ADMINISTRATOR, DISTRIBUTOR AND TRANSFER AGENT OF THE FUND

ALPS Fund Services, Inc. (“Administrator” or “Transfer Agent”) serves as the Funds’ administrator, fund accountant and transfer agent. ALPS Distributors, Inc. (“ADI” or “Distributor”) serves as the Funds’ distributor.

BUYING AND REDEEMING SHARES

Each of the GTA Fund and the Kansas Fund (each a “Fund” and together, the “Funds”) currently offer Institutional Class and Class A shares. Each share class of a Fund represents an investment in the same portfolio of securities of such Fund, but each share class has its own expense structure, allowing you to choose the class that best meets your situation. When you purchase shares of the Funds, you must choose a share class.

Factors you should consider in choosing a class of shares include:

●	how long you expect to own the shares;

●	how much you intend to invest;

●	total expenses associated with owning shares of each class; and

22	Prospectus | January 28, 2019

●	whether you qualify for any reduction or waiver of sales charges

With certain exceptions, the Institutional Class shares are typically offered only to those investors that purchase at least the prescribed minimum amount of the Fund. Institutional Class shares are offered directly, via the Funds’ transfer agent, and through financial intermediaries (including, but not limited to, broker-dealers, retirement plans, bank trust departments and financial advisors). Such intermediaries may seek payment from a Fund or its service providers for the provision of distribution, administrative or shareholder retention services, except for networking and/or omnibus account fees. Institutional investors may include, but are not limited to, corporations, retirement plans, public plans and foundations/endowments.

Not all financial intermediaries offer both classes of shares. Each investor’s financial considerations are different. You should speak with your financial advisor to help you decide which share class is best for you. If your financial intermediary offers more than one class of shares, you should carefully consider which class of shares to purchase. Certain classes have higher expenses than other classes, which may lower the return on your investment.

You may transfer between classes of a Fund if you meet the minimum investment requirements for the class into which you would like to transfer. Transfers between classes of a Fund are generally not considered a taxable transaction.

Institutional Class Shares. Institutional Class shares of the Funds are offered at net asset value without a sales load. Purchases of Institutional Class shares may only be made by one of the following types of “Institutional Investors”:

(1)	trusts, or investment management and other fiduciary accounts managed or administered by the Adviser or its affiliates or correspondents pursuant to a written agreement;

(2)

any persons purchasing shares with the proceeds of a distribution from a trust, investment management and other fiduciary account managed or administered by Manifold Partners, LLC or its affiliates or correspondents, pursuant to a written agreement;

(3)	any registered investment advisor (RIA) or financial planner who uses the Institutional Class in conjunction with a “wrap fee” or asset-based fee; and

(4)

other persons or organizations authorized by the Distributor. The Trust and the Distributor reserve the right to waive or reduce the minimum initial investment amount with respect to certain accounts. All initial investments should be accompanied by a completed Purchase Application.

The minimum initial investment amount for the Institutional Class shares is $3,000,000. However, any RIA or financial planner using a “wrap fee” or asset-based fee will not be subject to the $3,000,000 minimums for all Funds. The Funds may waive their minimum purchase requirement.

Class A Shares. Class A shares of the Funds are offered with a front-end sales charge and volume reductions. For purchases of $1,000,000 or more, a contingent deferred sales charge (“CDSC”) of 1.00% will be assessed if redeemed within one year of purchase and a 0.50% CDSC will be assessed if redeemed after the first year and within the second year. The minimum investment for Class A shares is $5,000. Subsequent investments are $250.

Class A Share Sales Charge Schedule. If you choose to buy Class A shares, you will pay the Public Offering Price (“POP”) which is the Net Asset Value (“NAV”) plus the applicable sales charge. Since sales charges are reduced for Class A share purchases above certain dollar amounts, known as “breakpoint levels”, the POP is lower for these purchases. The dollar amount of the sales charge is the difference between the POP of the shares purchased (based on the applicable sales charge in the table below) and the NAV of those shares. Because of rounding in the calculation of the POP, the actual sales charge you pay may be more or less than that calculated using the percentages shown below. At its discretion, the Distributor may provide the broker-dealer the full front-end sales charge.

GTA Fund:

Amount of Purchase	Front-End Sales Charge as % of Public Offering Price	Front-End Sales Charge as % of Net Amount Invested	Broker-Dealer Amount of Sales Concession
Less than $50,000	5.75%	6.10%	5.25%
$50,000 to $99,999	5.00%	5.26%	4.50%
$100,000 to $249,999	4.00%	4.17%	3.50%
$250,000 to $499,999	3.00%	3.09%	2.75%
$500,000 to $999,999	2.00%	2.04%	1.75%
$1,000,000 and over (1)	0.00%	0.00%	1.00%

Kansas Fund:

Amount of Purchase	Front-End Sales Charge as % of Public Offering Price	Front-End Sales Charge as % of Net Amount Invested	Broker-Dealer Amount of Sales Concession
Less than $50,000	4.25%	4.44%	4.00%
$50,000 to $99,999	3.75%	3.90%	3.50%
$100,000 to $249,999	3.00%	3.09%	2.75%
$250,000 to $499,999	2.50%	2.56%	2.25%
$500,000 to $999,999	2.00%	2.04%	1.75%
$1,000,000 and over (1)	0.00%	0.00%	1.00%

(1)

The Funds will assess Class A share purchases of $1,000,000 or more a 1.00% CDSC if they are redeemed within the first 12 months after purchase of shares and 0.50% if redeemed within one and two years of purchase unless the dealer of record waived its commission with a Fund’s approval. Certain exceptions apply (see ‘‘CDSC Waivers’’ and ‘‘Waivers for Certain Parties’’). The CDSC percentage you pay on Class A shares is applied to the NAV of the shares on the date of original purchase.

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AMERICAN INDEPENDENCE FUNDS

Class A Shares Sales Charge Reductions. If you believe you are eligible for any of the following reductions, it is up to you to ask the selling agent or the shareholder servicing agent for the reduction and to provide appropriate proof of eligibility.

●	You pay no front-end or back-end sales charges on Fund shares you buy with reinvested distributions.

●	You pay a lower sales charge if you are investing an amount over a breakpoint level. See the “Class A Share Sales Charge Schedule” above.

●

By signing a Letter of Intent (“LOI”), you pay a lower sales charge now in exchange for promising to invest an amount over a specified breakpoint within the next 13 months. We will hold in escrow shares equal to approximately 5% of the amount you intend to buy. If you do not invest the amount specified in the LOI before the expiration date, we will redeem enough escrowed shares to pay the difference between the reduced sales load you paid and the sales load you should have paid. Otherwise, we will release the escrowed shares when you have invested the agreed amount.

●

Rights of Accumulation (“ROA”) allow you to combine the amount you are investing and the total value of all Class A shares acquired with a front end sales charge of any applicable Funds already owned and described below to reach breakpoint levels and to qualify for sales load discounts on subsequent purchases of Class A shares. Class C Shares which converted to Class A Shares as part of the Fund’s reorganization are eligible for ROA.

●	You pay no sales charges on Fund shares you purchase with the proceeds of redemption of Class A shares within 90 days of the date of redemption.

You, or your fiduciary or trustee, also may tell us to extend volume discounts, including the reductions offered for rights of accumulation and letters of intent, to include purchases made by:

●	a family unit, including children under the age of twenty-one or single trust estate;

●	a trustee or fiduciary purchasing for a single fiduciary relationship; or

●

the members of a “qualified group”, which consists of a “company”, (as defined under the Investment Company Act of 1940), and related parties of such a “company”, which has been in existence for at least six months and which has a primary purpose other than acquiring Fund shares at a discount.

In order to obtain a reduced sales charge, it may be necessary at the time of purchase for an investor to inform the Funds, the Distributor, or his/her broker-dealer of the existence of other accounts or purchases which are eligible to be aggregated in order to obtain a reduced sales charge. An investor may be required to provide the Funds, the Distributor, or the investor’s broker-dealer certain information to verify his/her eligibility for a reduced sales charge. This information may include, to the extent applicable, the following: (i) information or records regarding shares of the Funds eligible to be aggregated that are in all accounts held at the Funds by the investor; (ii) information or records regarding shares of the Funds eligible to be aggregated that are in accounts held at broker-dealers by the investor; and (iii) information or records regarding shares of the Funds eligible to be aggregated that are in accounts held at the Funds or at any broker-dealers by related parties of the investor, such as members of the same family or certain qualified groups.

HOW A LETTER OF INTENT CAN SAVE YOU MONEY.

If you plan to invest, for example, $200,000 in a Fund that charges a maximum sales load of 5.75% in installments over the next year, by signing a letter of intent you would pay only 4.00% sales load on the entire purchase. Otherwise, you might pay 5.75% on the first $49,999, 5.00% on the next $50,001 then 4.00% on the next $100,000.

CDSC Waivers. The CDSC does not apply to: (1) redemption of shares when a Fund exercises its right to liquidate accounts which are less than the minimum account size; (2) redemptions following death or post-purchase disability (as defined by Section 72(m) (7) of the Internal Revenue Code); (3) the portion of a mandated minimum distribution from an IRA, SIMPLE IRA or an individual type 403(b)(7) plan equal to the percentage of your plan assets held in the applicable Class of shares of the Fund; (4) reinvested dividends and capital gains; and (5) a Systematic Withdrawal Plan of 10% where the minimum distribution is $500 per month with an initial account of $20,000 or greater.

Waivers for Certain Parties. If you are eligible for certain waivers, we will sell you Class A shares so you can avoid higher ongoing expenses. The following people can buy Class A shares at NAV:

●	Current and retired employees, directors/trustees and officers of:

-	The Adviser and its affiliates;

-	The Sub-Advisers and service providers to the Funds; and

-	Family members of any of the above.

●	Current employees of:

-	Broker-dealers who act as selling agents; and

-	Immediate family members (spouse, sibling, parent or child) of any of the above.

Contact your selling agent for further information. We reserve the right to enter into agreements that reduce or eliminate sales charges for groups or classes of shareholders, or for Fund shares included in other investment plans such as “wrap accounts”. If you own Fund shares as part of another account or package such

24	Prospectus | January 28, 2019

as an IRA or a sweep account, you must read the directions for that account. Those directions may supersede the terms and conditions discussed here.

Distribution and Service (12b-1) Fee Plans. Each of the Funds has adopted a plan that allows its Class A shares to pay a distribution and service fee, as defined by the Financial Industry Regulatory Authority (“FINRA”), from its assets for selling and distributing its shares. Each Fund can pay distribution and service fees at an annual rate of up to 0.50% of its Class A Share assets. These fees consist of up to 0.25% for shareholder services of the Class A Share, and up to 0.25% of Class A Share for distribution services and expenses, as defined by FINRA. Because 12b-1 fees are paid out of a Fund’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. Currently, the GTA Fund, the Kansas Fund, are waiving 0.12% and 0.11%, respectively, of the shareholder servicing fees for the Class A shares. There is no current intention of imposing such shareholder servicing fees with respect to the Class A shares for at least the next year.

Your financial representative may be paid a fee when you buy shares and may receive different levels of compensation depending upon which class of shares you buy. In addition to these payments, the Funds’ Adviser may provide compensation to financial representatives for distribution, administrative and promotional services.

The financial intermediary through whom you purchase or hold your shares may receive all or a portion of the sales charges, Rule 12b-1 distribution fees and shareholder servicing fees, to the extent applicable and as described above.

Payments to Financial Intermediaries and Other Arrangements

The Adviser and/or its affiliates may enter into arrangements to make payments for additional activities to select financial intermediaries intended to result in the sale of Fund shares and/or other shareholder servicing activities out of the Adviser’s own resources (which may include profits from providing advisory services to each Fund). These payments are often referred to as “revenue sharing payments” and the revenue sharing payment amount generally vary by financial intermediary. The aggregate amount of the revenue sharing payments is determined by the Adviser and may be substantial. Revenue sharing payments create no additional cost to each Fund or its applicable shareholders.

Revenue sharing payments may create an incentive for a financial intermediary or its employees or associated persons to recommend or sell shares of a Fund to you, rather than shares of another mutual fund. Please contact your financial intermediary’s investment professional for details about revenue sharing payments it may be receiving.

Networking, Sub-Accounting and Administrative Fees

Select financial intermediaries may enter into arrangements with each Fund, or its designees, to perform certain networking, recordkeeping, sub-accounting and/or administrative services for shareholders of each Fund. These activities are routinely processed through the National Securities Clearing Corporation’s Fund/SERV and Trust Networking systems or similar systems. In consideration for providing these services in an automated environment, such financial intermediaries may receive compensation from each Fund.

Investment Minimums

The shares of the Funds are subject to the following investment minimums:

	Institutional Class Shares	Class A Shares
Initial Purchase	$3,000,000	$5,000
Subsequent Purchases	$5,000	$250

Each Fund reserves the right to change the amount of these minimums from time to time or to waive them in whole or in part if, in the Adviser’s or a Fund’s opinion, the investor has adequate intent and availability of assets to reach a future level of investment in a Fund that is equal to or greater than the minimum. Investors may establish an Automatic Investment Plan (AIP) account or a Systematic Withdrawal Plan (SWP) account; there are no subsequent investment minimums for investments in AIP or SWP accounts.

Exceptions to Investment Minimums

The following investors will not be subject to the investment minimums with respect to Institutional Class shares:

●	Financial advisors and consultants whose clients aggregate over the investment minimums;

●	Institutions that have a strategic investment advisory relationship with the Adviser;

●	Employees of the Adviser and their immediate family members; and

●	The Adviser’s investment advisory clients.

The Adviser reserves the right to make additional exceptions or otherwise modify these exceptions at any time and to reject any investment for any reason.

Buying Shares

In order to buy, exchange, or redeem shares at that day’s net asset value, you must place your order with a Fund or its agent before the New York Stock Exchange (“NYSE”) closes (normally, 4:00 p.m. Eastern time). If the NYSE closes early, you must place your order prior to the actual closing time. Orders received by financial intermediaries prior to the close of trading on the NYSE will be confirmed at the offering price computed as of the close of the trading on the NYSE. It is the responsibility of the financial intermediary to ensure that all orders are transmitted in a timely manner to the Fund. Otherwise, you will receive the next business day’s net asset value.

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AMERICAN INDEPENDENCE FUNDS

Investors may purchase, exchange or redeem shares of the Funds directly or through retirement plans, broker-dealers, bank trust departments, financial advisors or other financial intermediaries. Shares made available through full service broker-dealers may be available through wrap accounts under which such broker-dealers impose additional fees for services connected to the wrap account. Contact your financial intermediary or refer to your plan documents for instructions on how to purchase or redeem shares.

Investors may be charged a fee if they effect transactions through a broker or agent. The Funds have authorized one or more brokers to receive on its behalf purchase and redemption orders. Such brokers are authorized to designate other intermediaries to receive purchase and redemption orders on a Fund’s behalf. A Fund will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker’s authorized designee, receives the order. Customer orders will be priced at a Fund’s NAV next computed after they are received by an authorized broker or the broker’s authorized designee.

There is an annual pass through IRA and Coverdell Education Savings Account maintenance fee of $10.00 that is charged by the IRA custodian on a per-account basis. This fee may be paid by the Adviser at the Adviser’s discretion.

With certain limited exceptions, the Funds are available only to U.S. citizens or residents.

The Funds will generally accept purchases only in U.S. dollars drawn from U.S. financial institutions. Cashier’s checks, third party checks, money orders, credit card convenience checks, cash or equivalents or payments in foreign currencies are not acceptable forms of payment. You may also contact the Funds to request a purchase of Fund shares using securities you own. The Funds reserve the right to refuse or accept such requests in whole or in part.

The Funds will process orders upon receipt in good order by the Funds’ transfer agent. The Funds do not consider the U.S. Postal Service or other independent delivery services to be their agent. Therefore, deposit in the mail or with such services, or receipt at a Fund’s post office box, of purchase orders or redemption requests does not constitute receipt by the Fund.

Redeeming Shares

Redemptions, like purchases, may generally be effected only through retirement plans, broker-dealers, financial intermediaries and directly through the Funds. Please contact the Fund, your financial intermediary or refer to the appropriate plan documents for details. Your financial intermediary may charge a processing or service fee in connection with the redemption of shares.

Redemption Payments

In all cases, your redemption price is the net asset value per share next determined after your request is received in good order. “Good order” means that your redemption request includes: (i) the Funds’ name and account number; (ii) the amount of the transaction in dollars or shares; (iii) signatures of you and any other person listed on the account, exactly as the shares are registered; (iv) any certificates you are holding for the account; and (v) any supporting legal documentation that may be required.

Redemption proceeds typically will be sent by the requested method of payment (i.e. check, ACH, or wire) within one to two business days but may take up to seven days. However, if you recently purchased your shares by check, your redemption proceeds will not be sent to you until your original check clears, which may take up to 10 days. The Funds typically pay redemptions from cash, cash equivalents, proceeds from the sale of Fund shares, from the sale of portfolio securities, and/or the use of a line of credit. These redemption payment methods are expected to be used in regular and stressed market conditions.

Your redemption proceeds can be sent by check to your address of record or by wire transfer to a bank account designated on your application. Your bank may charge you a fee for wire transfers. Any request that your redemption proceeds be sent to a destination other than your bank account or address of record must be in writing and must include a Medallion signature guarantee. Please call 1-833-287-7933 for information on obtaining a Medallion signature guarantee.

The Funds are not responsible for losses or fees resulting from posting delays or non-receipt of redemption payments at your bank, when shareholder payment instructions are followed.

Redemptions In-Kind

Each Fund reserves the right to make a payment in securities rather than cash. If a Fund deems it advisable for the benefit of all shareholders that a redemption payment wholly or partly in-kind would be in the best interests of a Fund’s remaining shareholders, the Fund may pay redemption proceeds to you in whole or in part with securities held by the Fund. If a Fund decides to redeem in-kind, the redeeming shareholder will generally receive pro-rata shares of the Fund’s portfolio. A redemption in-kind could occur under extraordinary circumstances, such as a very large redemption that could affect a Fund’s operations (for example, more than 1% of a Fund’s net assets). However, a Fund is required to redeem shares solely for cash up to the lesser of $250,000 or 1% of the net asset value of a Fund during any 90-calendar day period for any one shareholder. Should redemptions by any shareholder exceed such limitation, the Funds will have the option of redeeming the excess in cash or in-kind. Securities used to redeem Fund shares will be valued as described in “How Fund Shares are Priced” below. A shareholder may pay brokerage charges on the sale of any securities received as a result of a redemption in-kind. Redemptions in-kind are taxed to a redeeming shareholder for federal income tax purposes in the same manner as cash redemptions. Securities received in a redemption in-kind are subject to market risk until sold.

Medallion Signature Guarantees

Each Fund requires a Medallion signature guarantee on any written redemption over $100,000 (but may require additional documentation or a Medallion signature guarantee on any redemption request to help protect against fraud) or for certain

26	Prospectus | January 28, 2019

types of transfer requests or account registration changes. A Medallion signature guarantee may be obtained from a domestic bank or trust company, broker, dealer, clearing agency, savings association or other financial institution that is participating in a medallion program recognized by the Securities Transfer Association. The three “recognized” medallion programs are Securities Transfer Agents Medallion Program (STAMP), Stock Exchanges Medallion Program (SEMP) and NYSE, Inc. Medallion Signature Program (NYSE MSP). Please call 1-833-287-7933 for information on obtaining a Medallion signature guarantee.

SHARE TRANSACTIONS

Share Certificates

The Funds do not issue share certificates.

Frequent Purchases and Sales of Fund Shares

The Funds do not permit market timing or other abusive trading practices. Each Fund reserves the right, but does not have the obligation, to reject any purchase transaction at any time. In addition, each Fund reserves the right to suspend its offering of shares or to impose restrictions on purchases at any time that are more restrictive than those that are otherwise stated in this Prospectus with respect to disruptive, excessive or short-term trading.

Excessive short-term trading or other abusive trading practices may disrupt portfolio management strategies, increase brokerage and administrative costs and hurt Fund performance. The Board has adopted policies and procedures with respect to frequent purchases and redemptions and to seek to prevent market timing. To minimize harm to the Funds and their shareholders, each Fund reserves the right to reject, in its sole discretion, any purchase order from any investor it believes has a history of abusive trading or whose trading, in its judgment, has been or may be disruptive to the Fund. Such disruption may include trading that may interfere with the efficient management of the Fund, may materially increase a Fund’s transaction costs, administrative costs or taxes, or may otherwise be detrimental to the interests of a Fund and its shareholders. Each Fund may also refuse purchase transactions from Fund intermediaries it believes may be facilitating or have facilitated abusive trading practices. In making this judgment, a Fund may consider trading done in multiple accounts under common ownership or control.

On a periodic basis, each Fund or its agents may review transaction history reports to identify redemptions that are within a specific time period from a previous purchase in the same account(s) in the Fund, or in multiple accounts that are known to be under common control. Redemptions meeting the criteria will be investigated for possible inappropriate trading.

Certain accounts, in particular omnibus accounts, include multiple investors and such accounts typically provide the Funds with a net purchase or redemption request on any given day. In these cases, purchases and redemptions of Fund shares are netted against one another and the identity of individual purchasers and redeemers whose orders are aggregated may not be known by the Fund. Therefore, it becomes more difficult for a Fund to identify market timing or other abusive trading activities in these accounts, and the Funds may be unable to eliminate abusive traders in these accounts from the Fund. Further, identification of abusive traders may also be limited by operational systems and technical limitations. To the extent abusive or disruptive trading is identified, each Fund will encourage omnibus account intermediaries to address such trading activity in a manner consistent with how the Funds would address such activity directly, if it were able to do so.

Due to the complexity and subjectivity involved in identifying market timing and other abusive trading practices, there can be no assurance that the Funds’ efforts will identify all market timing or abusive trading activities. Therefore, investors should not assume that the Funds will be able to detect or prevent all practices that may disadvantage the Funds.

Verification of Shareholder Transaction Statements

You must contact the Funds in writing regarding any errors or discrepancies within 60 days after the date of the statement confirming a transaction. A Fund may deny your ability to refute a transaction if it does not hear from you within 60 days after the confirmation statement date.

Non-receipt of Purchase Wire/Insufficient Funds Policy

The Funds reserve the right to cancel a purchase if the check or electronic funds transfer does not clear your bank, or if a wire is not received by settlement date. A Fund may charge a fee for insufficient funds and you may be responsible for any fees imposed by your bank and any losses that the Funds may incur as a result of the canceled purchase.

How Fund Shares are Priced

The Board of Trustees has approved procedures to be used to value the Funds’ securities for the purposes of determining the Funds’ net asset value. The valuation of the securities of each Fund is determined in good faith by or under the direction of the Board. The Board has delegated certain valuation functions for the Funds to the Administrator.

Each Fund generally values its securities based on market prices determined at the close of regular trading on the NYSE (normally, 4:00 p.m. Eastern time) on each business day (Monday through Friday). The Funds will not value their securities on any day that the NYSE is closed, including the following observed holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Each Fund’s currency valuations, if any, are done as of the close of regular trading on the NYSE (normally, 4:00 p.m. Eastern time). For equity securities that are traded on an exchange, the market price is usually the closing sale or official closing price on that exchange. In the case of securities not traded on an exchange, or if such closing prices are not otherwise available, the market price is typically determined by independent third-party pricing vendors approved by the Board using a variety of pricing techniques and methodologies. The market price for debt obligations is generally

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AMERICAN INDEPENDENCE FUNDS

the price supplied by an independent third-party pricing service approved by the Board, which may use a matrix, formula or other objective method that takes into consideration market indices, yield curves and other specific adjustments. Short-term debt obligations that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. If vendors are unable to supply a price, or if the price supplied is deemed to be unreliable, the market price may be determined using quotations received from one or more brokers-dealers that make a market in the security.

When such prices or quotations are not available, or when the Adviser believes that they are unreliable, securities may be priced using fair value procedures approved by the Board. The Funds may determine the fair value of investments based on information provided by pricing services and other third-party vendors, which may recommend fair value prices or adjustments with reference to other securities, indices or assets. In considering whether fair value pricing is required and in determining fair values, a Fund may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before a Fund values its securities.

The Global Tactical Allocation Fund has securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Fund does not price its shares the net asset value of the Fund’s shares may change on days when shareholders will not be able to purchase or redeem the Fund’s shares. Valuing securities at fair value involves greater reliance on judgment than valuation of securities based on readily available market quotations. A fund that uses fair value to price securities may value those securities higher or lower than another fund using market quotations or its own fair value methodologies to price the same securities. There can be no assurance that a Fund could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which a Fund determines its net asset value.

Customer Identification Program

To help the government fight the funding of terrorism and money laundering activities, federal law requires each Fund or its agents to obtain certain personal information from you (or persons acting on your behalf) in order to verify your (or such person’s) identity when you open an account, including name, address, date of birth and other information (which may include certain documents) that will allow the Transfer Agent to verify your identity. If this information is not provided, the Transfer Agent may not be able to open your account. If the Transfer Agent is unable to verify your identity (or that of another person authorized to act on your behalf) shortly after your account is opened, or believes it has identified potential criminal activity, the Funds, the Distributor and the Transfer Agent each reserve the right to reject further purchase orders from you or to take such other action as they deem reasonable or required by law, including closing your account and redeeming your shares at their net asset value at the time of redemption.

If you are opening an account in the name of a legal entity (e.g., a partnership, business trust, limited liability company, corporation, etc.), you may be required to supply the identity of the beneficial owner or controlling person(s) of the legal entity prior to the opening of your account. Each Fund may request additional information about you (which may include certain documents, such as articles of incorporation for companies) to help the Transfer Agent verify your identity.

DIVIDENDS AND DISTRIBUTIONS

Income Dividends. Income dividends are derived from net investment income (i.e., interest and other income, less any related expenses) each Fund earns from its portfolio securities and other investments. The GTA Fund intends to distribute any net income to shareholders quarterly and the Kansas Fund intends to distribute any net income to shareholders monthly.

Capital Gain Distributions. Capital gain distributions are derived from gains realized when a Fund sells a portfolio security. Long-term capital gains are derived from gains realized when a Fund sells a portfolio security it has owned for more than one year, and short-term capital gains are derived from gains realized when a portfolio security was owned for one year or less. The Funds intend to distribute amounts derived from capital gains to shareholders annually.

Reinvested in Shares or Paid in Cash. Dividends and distributions are reinvested in additional Fund shares unless you instruct the Transfer Agent to have your dividends and/or distributions paid by check and mailed to the address of record or transferred through an Automated Clearing House to the bank of your choice. You can change your choice at any time to be effective as of the next dividend or distribution, except that any change given to the Transfer Agent less than five days before the payment date will not be effective until the next dividend or distribution is made.

TAXES

The following information is a general summary of U.S. federal income tax consequences of investments in the Funds for U.S. persons only, which include (i) U.S. citizens or residents, (ii) corporations organized in the United States or under the law of the United States or any state, (iii) an estate whose income is subject to U.S. federal income taxation of its source; or (iv) a trust, if a court within the United States is able to exercise primary supervision over its administration and one or more U.S. persons have the authority to control all of its substantial decisions, or certain electing trusts that were in existence on August 20, 1996, and were treated as domestic trusts on August 19, 1996. Shareholders that are partnerships or nonresident aliens, foreign trusts or estates, or foreign corporations may be subject to different U.S. federal income tax treatment. If an entity treated as a partnership for U.S. federal income tax purposes is a beneficial owner of Fund shares, the tax treatment of a partner in the partnership will generally depend upon the status of the partner and the activities of the partnership. You should rely

28	Prospectus | January 28, 2019

on your own tax adviser for advice about the particular federal, state and local tax consequences regarding your investment in the Funds.

This discussion is based on the assumption that the Funds will qualify under Subchapter M of the Internal Revenue Code of 1986, as amended (“Code”) as regulated investment companies and will satisfy certain distribution requirements so that they are not subject to U.S. income tax in general. There can be no guarantee that these assumptions will be correct.

The Funds expect to distribute substantially all of their ordinary income and net capital gain (in excess of any capital loss carryovers) to its shareholders every year. The Fund will not be subject to federal income taxes to the extent that they distribute substantially all of their net investment income and any realized capital gains. Shareholders will be taxed on such distributions that they receive, unless the shares are held by certain types of tax-exempt organizations or through tax-advantaged accounts (such as 401(k) plan accounts or individual retirement accounts), in which event special rules will apply.

A shareholder subject to U.S. federal income tax will be subject to tax on Fund income dividends and capital gain distributions whether they are paid in cash or reinvested in additional Fund shares.

Distributions.

Distributions properly reported as net capital gain of a Fund will be taxable to Fund shareholders as long-term capital gain, regardless of how long shares of a Fund are held.

Other than distributions of net long-term capital gain, Fund distributions (except exempt-interest dividends, discussed below) will generally be taxable as ordinary income or, if properly designated by a Fund, as “qualified dividend income” taxable to individual and other noncorporate shareholders at the same maximum tax rate applicable to net long-term capital gains, provided that the shareholder receiving the dividend satisfies certain holding period requirements for his or her Fund shares. The amount of distributions from a Fund that will be eligible for the “qualified dividend income” lower maximum rate, however, cannot exceed the amount of dividends received by a Fund that are qualified dividends (i.e., dividends from U.S. corporations or certain qualifying foreign corporations). Thus, to the extent that dividends from a Fund are attributable to other sources, such as taxable interest, fees from securities lending transactions, certain distributions from real estate investment trusts, Code section 988 transactions or are short-term capital gains, such dividends will not be eligible for the lower rate. However, if at least 95% of the Funds’ “gross income” is from qualified dividends, then 100% of its distributions will be eligible for the lower rate. For these purposes, a Fund’s gross income does not include gain from the disposition of stock or securities except to the extent that the net short-term capital gain from such dispositions exceeds the net long-term capital loss from such dispositions. Fund distributions are taxable regardless of whether they are paid in cash or reinvested in additional shares.

Under Proposed Treasury Regulations, the Global Tactical Allocation Fund may be eligible to pay “section 199A dividends” to its shareholders with respect to qualified dividends received by such Fund with respect to its investment in REITs. Distributions paid by such Fund that are eligible to be treated as section 199A dividends for a taxable year may not exceed the “qualified REIT dividends” received by the Fund from REITs for the year reduced by the Fund’s allocable expenses. Section 199A dividends may be taxed to individual and other noncorporate shareholders at a reduced effective federal income tax rate, provided that the shareholder receiving the dividends satisfied certain holding period requirement for his or her Fund shares and satisfies certain other conditions. For more information, see the discussion in the SAI under “TAXES – Real Estate Investment Trusts.”

A Fund’s investments in options and other derivatives (such as futures contracts and swaps) may change the amount, timing and character of distributions to shareholders. Such investments will be subject to special tax rules, which may accelerate taxable income to the Fund, shorten the holding period of the Fund’s securities, convert short-term capital losses into long-term capital losses, or convert long-term capital gains into short-term capital gains taxable resulting in distributions taxable as ordinary income to shareholders.

Fund distributions of earnings and gains (other than exempt-interest dividends) are taxable to a shareholder even if they are paid from income or gains earned by a Fund prior to the shareholder’s investment and thus were included in the price paid for the shares. Thus, a shareholder who purchases shares on or just before the record date of a Fund distribution will pay full price for the shares and may receive a portion of his or her investment back as a taxable distribution. While in effect a return of capital to the shareholder, the distribution is still taxable even though the shareholder did not participate in these gains. An investor can avoid this by investing soon after a Fund has made a distribution.

Fund dividends paid to corporate shareholders that are attributable to qualifying dividends received from U.S. domestic corporations may be eligible for the corporate dividends-received deduction, subject to certain holding period requirements and debt financing limitations.

The Kansas Fund anticipates that its income dividends generally will be “exempt-interest dividends,” which are exempt from federal income taxes. However, some dividends will be taxable, such as dividends that are attributable to income on bonds that are acquired at a “market discount,” and distributions of capital gains.

Interest on indebtedness incurred by a shareholder to purchase or carry shares of the Kansas Fund generally will not be deductible for federal income tax purposes.

A portion of the exempt-interest dividends paid by the Kansas Fund may constitute an item of tax preference for purposes of determining federal alternative minimum tax liability. Exempt-interest dividends will also be considered along with other

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AMERICAN INDEPENDENCE FUNDS

adjusted gross income in determining whether any Social Security or railroad retirement payments received by a shareholder are subject to federal income taxes.

If a shareholder of the Kansas Fund receives an exempt-interest dividend with respect to any share held for six months or less, any loss on the sale or exchange of the share will be disallowed to the extent of such dividend amount.

Sale or Redemption of Fund Shares.

Shareholders of a Fund will recognize taxable capital gain or loss on a sale, exchange or redemption of shares of the applicable Fund, including an exchange of shares for shares of another Fund, based on the difference between the shareholder’s adjusted tax basis in the shares disposed of and the amount received for them. The deductibility of capital losses is subject to limitations.

Gain or loss on the sale, exchange or redemption of Fund shares generally will be long-term if the shareholder’s holding period for the shares disposed of exceeds 12 months. Any loss realized on shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends that were received on the shares. Any loss realized on a disposition of shares of a Fund may be disallowed under “wash sale” rules to the extent that the shares disposed of are replaced with other substantially identical shares of the same Fund within a period of 61 days beginning 30 days before the shares are disposed of, such as pursuant to a dividend reinvestment in shares of a Fund. If disallowed, the loss will be reflected in an adjustment to the basis of the shares acquired.

Generally, distributions on, sales, exchanges or redemptions of shares held in an IRA (or other tax-qualified plan) are not currently taxable.

Cost-basis reporting. The Funds (or their administrative agent) must report to the IRS and furnish to Fund shareholders the cost basis information for Fund shares purchased on or after January 1, 2012, and sold on or after such date. In addition to the requirement to report the gross proceeds from the sale of Fund shares, the Funds will also be required to report the cost basis information for such shares and indicate whether such shares had a short-term or long-term holding period. These requirements do not apply to investments through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement plan. If a shareholder does not make an election among the available IRS-accepted cost basis methods, the Funds will use a default cost basis method for the shareholder. The cost basis method elected or applied may not be changed after the settlement date of a sale of Fund shares. Fund shareholders should consult with their tax advisers concerning the most desirable IRS-accepted cost basis method for their tax situation and to obtain more information about how cost basis reporting applies to them.

Medicare surtax. A Medicare surtax of 3.8% will be imposed on certain net investment income (including ordinary dividends and capital gain distributions received from the Funds and net gains from redemptions or other taxable dispositions of Fund shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds a threshold amount. Any liability for this additional tax will be reported on, and paid with, the shareholder’s federal income tax return.

Backup withholding. A shareholder of a Fund may be subject to backup withholding on any distributions of income, capital gains, or proceeds from the sale or exchange of Fund shares if the shareholder (i) has provided either an incorrect tax identification number or no such number, (ii) is subject by the IRS to backup withholding for failure to properly report payments of interest or dividends, (iii) has failed to certify that the shareholder is not subject to backup withholding, or (iv) has not certified that the shareholder is a U.S. person. The backup withholding rate is 24% for tax years after 2017 and before 2026.

Foreign Taxes. The Funds may be subject to foreign taxes or foreign tax withholding on dividends, interest and certain capital gains earned from their foreign security investments. A shareholder will likely be ineligible for any offsetting tax credit or tax deduction under U.S. tax laws for the shareholder’s portion of a Fund’s foreign tax obligations. See the statement of additional information for further information.

Annual Notifications. Each year, the Funds will notify shareholders of the tax status of dividends and distributions.

State and Local Income Taxes. Shareholders may also be subject to state and local income taxes on distributions and redemptions. Depending on the laws of a particular state, state and local income taxes may not apply to the portions of distributions paid by the Kansas Fund that are attributable to interest on federal securities or interest on securities of the particular state or local tax jurisdiction. Shareholders should consult their tax advisers regarding the tax status of distributions in their state and locality.

Kansas State Income Taxes. The following summary addresses only the Kansas state income tax consequences to U.S. persons who are subject to Kansas state income tax and who invest in the Kansas Fund.

Individuals, trusts and estates resident in Kansas, and corporations subject to tax in Kansas, will not be subject to Kansas income tax on dividends from the Kansas Tax-Exempt Bond Fund that are derived from interest that is exempt from federal income tax and that are received on (i) obligations issued by or on behalf of the State of Kansas or its political subdivision after 1987, (ii) obligations issued by or on behalf of the State of Kansas or its political subdivisions prior to January 1, 1988, the interest on which is expressly exempt from income tax under Kansas law, or (iii) obligations issued by the government of Puerto Rico, Guam or the U.S. Virgin Islands. Such individuals, trusts, estates and corporations will be subject to Kansas income tax on other dividends received from the Fund, including dividends on other obligations and on capital gains.

30	Prospectus | January 28, 2019

Tax Cuts and Jobs Act. In 2017, Congress enacted the Tax Cuts and Jobs Act, which contains far-reaching changes to the U.S. income tax laws generally effective for taxable years beginning after December 31, 2017. Most of the changes applicable to individuals are temporary and apply only to taxable years beginning before January 1, 2026. These changes may directly or indirectly affect investments in the Funds. See the SAI under “TAXES-the 2017 Tax Act.”

For more information, see the SAI under “TAXES.” Investors should consult with their tax advisers regarding and the U.S. federal, foreign, state and local tax consequences of an investment in the Funds.

FINANCIAL HIGHLIGHTS

The Financial Highlights information presented for the Funds is the financial history of the Global Fund, and the Kansas Fund, each a series of American Independence Funds Trust and predecessors to the identically named Funds, which were reorganized into the Funds effective as of September 24, 2018 (the “Reorganization”). Prior to the Reorganization, each Fund was a “shell” fund with no assets and had not commenced operations. The Financial Highlights present the financial performance for the past five years or since inception, whichever is shorter. Certain information reflects financial results for a single Fund share. The total returns represent the rate that an investor would have earned or lost on an investment in the Funds assuming reinvestment of dividends and capital gains. The financial highlights for the period ending September 30, 2018 has been audited by Cohen & Company, Ltd., an independent registered public accounting firm. The periods ending prior to September 30, 2018 were audited by another independent registered public accounting firm.

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AMERICAN INDEPENDENCE FUNDS

gta Fund	Financial Highlights
Institutional Class	For a Share Outstanding Throughout the Periods Presented.

	For the Period Ended September 30, 2018(a)		For the Year Ended October 31, 2017	For the Year Ended October 31, 2016	For the Year Ended October 31, 2015	For the Year Ended October 31, 2014	For the Period Ended October 31, 2013(b)
NET ASSET VALUE, BEGINNING OF PERIOD	$12.09		$10.68	$10.52	$10.69	$10.18	$10.00

INCOME/(LOSS) FROM OPERATIONS:
Net investment income(c)	0.17		0.22	0.26	0.32	0.21	0.01	(d)
Net realized and unrealized gain/(loss) on investments	0.01	(e)	1.34	0.09	(0.10)	0.35	0.17
Total from investment operations	0.18		1.56	0.35	0.22	0.56	0.18

LESS DISTRIBUTIONS:
From net investment income	(0.15)		(0.15)	(0.19)	(0.39)	(0.05)	—
From net realized gains on investments	(0.29)		—	—	—	—	—
Total Distributions	(0.44)		(0.15)	(0.19)	(0.39)	(0.05)	—
NET INCREASE/(DECREASE) IN NET ASSET VALUE	(0.26)		1.41	0.16	(0.17)	0.51	0.18
NET ASSET VALUE, END OF PERIOD	$11.83		$12.09	$10.68	$10.52	$10.69	$10.18

TOTAL RETURN(f)	1.53%		14.78%	3.34%	2.10%	5.52%	1.80%

SUPPLEMENTAL DATA:
Net assets, end of period (in 000s)	$31,417		$72,454	$45,813	$20,028	$6,329	$6,934

RATIOS TO AVERAGE NET ASSETS
Operating expenses excluding reimbursement/waiver	1.42	%(g)	1.23%	1.27%	1.33%	1.73%	10.18	%(g)
Operating expenses including reimbursement/waiver	1.01	%(g)	0.95%	0.95%	0.94%	0.90%	0.90	%(g)
Net investment income including reimbursement/waiver	1.52	%(g)	1.93%	2.48%	2.98%	2.00%	6.14	%(g)(h)

PORTFOLIO TURNOVER RATE(i)	193%		138%	129%	98%	166%	19%

(a)

Effective September 24, 2018, the Fund reorganized into a new series of ALPS Series Trust. The Fund was previously advised by Manifold Fund Advisors, LLC. In connection with the merger, the fiscal year-end changed from October 31 to September 30.

(b)	Commenced operations on September 20, 2013.
(c)	Per share amounts are based upon average shares outstanding, unless otherwise noted.
(d)	Calculated based on ending shares outstanding during the period.
(e)

Realized and unrealized gains and losses per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period and may not reconcile with the aggregate gains and losses in the Statement of Operations due to share transactions for the period.

(f)

Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(g)	Annualized.
(h)	Due to the short life of the Fund and significant cash inflows into the Institutional Class at the end of the year in question; the ratio of net investment income is not indicative of future results.
(i)	Portfolio turnover rate for periods less than one full year have not been annualized.

32	Prospectus | January 28, 2019

GTA Fund	Financial Highlights
CLASS A	For a Share Outstanding Throughout the Periods Presented.

	For the Period Ended September 30, 2018(a)(b)		For the Year Ended October 31, 2017	For the Year Ended October 31, 2016	For the Year Ended October 31, 2015	For the Year Ended October 31, 2014	For the Period Ended October 31, 2013(c)
NET ASSET VALUE, BEGINNING OF PERIOD	$12.04		$10.64	$10.50	$10.65	$10.18	$10.00

INCOME/(LOSS) FROM OPERATIONS:
Net investment income(d)	0.14		0.18	0.23	0.29	0.24	0.00	(e)(f)
Net realized and unrealized gain/(loss) on investments	0.00	(g)(h)	1.33	0.08	(0.10)	0.27	0.18
Total from investment operations	0.14		1.51	0.31	0.19	0.51	0.18

LESS DISTRIBUTIONS:
From net investment income	(0.14)		(0.11)	(0.17)	(0.34)	(0.04)	—
From net realized gains on investments	(0.29)		—	—	—	—	—
Total Distributions	(0.43)		(0.11)	(0.17)	(0.34)	(0.04)	—
NET INCREASE/(DECREASE) IN NET ASSET VALUE	(0.29)		1.40	0.14	(0.15)	0.47	0.18
NET ASSET VALUE, END OF PERIOD	$11.75		$12.04	$10.64	$10.50	$10.65	$10.18

TOTAL RETURN(i)	1.19%		14.34%	2.99%	1.75%	5.07%	1.80%

SUPPLEMENTAL DATA:
Net assets, end of period (in 000s)	$11,962		$61,546	$56,135	$38,019	$21,684	$3,876

RATIOS TO AVERAGE NET ASSETS
Operating expenses excluding reimbursement/waiver	1.91	%(j)	1.73%	1.77%	1.75%	2.23%	10.77	%(j)
Operating expenses including reimbursement/waiver	1.37	%(j)	1.33%	1.33%	1.28%	1.28%	1.28	%(j)
Net investment income including reimbursement/waiver	1.25	%(j)	1.59%	2.23%	2.70%	2.32%	0.25	%(j)(k)

PORTFOLIO TURNOVER RATE(l)	193%		138%	129%	98%	166%	19%

(a)

Effective September 24, 2018, the Fund reorganized into a new series of ALPS Series Trust. The Fund was previously advised by Manifold Fund Advisors, LLC. In connection with the merger, the fiscal year-end changed from October 31 to September 30.

(b)

Class C shares were merged into Class A on September 24, 2018. The amounts presented represent the results of the Class A shares for the periods prior to the merger and the results of the combined share class for the period subsequent the merger.

(c)	Commenced operations on September 20, 2013.
(d)	Per share amounts are based upon average shares outstanding, unless otherwise noted.
(e)	Calculated based on ending shares outstanding during the period.
(f)	Amount less than $0.005 per share.
(g)	Less than $0.005 per share.
(h)

Realized and unrealized gains and losses per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period and may not reconcile with the aggregate gains and losses in the Statement of Operations due to share transactions for the period.

(i)

Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(j)	Annualized.
(k)	Due to the short life of the Fund and significant cash inflows into the Institutional Class at the end of the year in question; the ratio of net investment income is not indicative of future results.
(l)	Portfolio turnover rate for periods less than one full year have not been annualized.

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AMERICAN INDEPENDENCE FUNDS

Kansas Fund	Financial Highlights
Institutional class	For a Share Outstanding Throughout the Periods Presented.

	For the Period Ended September 30, 2018(a)		For the Year Ended October 31, 2017	For the Year Ended October 31, 2016	For the Year Ended October 31, 2015	For the Year Ended October 31, 2014	For the Year Ended October 31, 2013
NET ASSET VALUE, BEGINNING OF PERIOD	$10.88		$11.09	$11.11	$11.16	$10.80	$11.28

INCOME/(LOSS) FROM OPERATIONS:
Net investment income(b)	0.27		0.32	0.33	0.35	0.37 (c)	0.35 (c)
Net realized and unrealized gain/(loss) on investments	(0.29)		(0.21)	(0.02)	(0.05)	0.36	(0.48)
Total from investment operations	(0.02)		0.11	0.31	0.30	0.73	(0.13)

LESS DISTRIBUTIONS:
From net investment income	(0.27)		(0.32)	(0.33)	(0.35)	(0.37)	(0.35)
Total Distributions	(0.27)		(0.32)	(0.33)	(0.35)	(0.37)	(0.35)
NET INCREASE/(DECREASE) IN NET ASSET VALUE	(0.29)		(0.21)	(0.02)	(0.05)	0.36	(0.48)
NET ASSET VALUE, END OF PERIOD	$10.59		$10.88	$11.09	$11.11	$11.16	$10.80

TOTAL RETURN(d)	(0.15%)		1.04%	2.80%	2.70%	6.89%	(1.13%)

SUPPLEMENTAL DATA:
Net assets, end of period (in 000s)	$133,235		$167,374	$190,780	$181,983	$183,423	$232,502

RATIOS TO AVERAGE NET ASSETS
Operating expenses excluding reimbursement/waiver	0.75	%(e)	0.61%	0.60%	0.60%	0.58%	0.55%
Operating expenses including reimbursement/waiver	0.56	%(e)	0.48%	0.48%	0.48%	0.48%	0.48%
Net investment income including reimbursement/waiver	2.80	%(e)	2.95%	2.94%	3.12%	3.39%	3.20%

PORTFOLIO TURNOVER RATE(f)	14%		9%	10%	13%	1%	8%

(a)

Effective September 24, 2018, the Fund reorganized into a new series of ALPS Series Trust. The Fund was previously advised by Manifold Fund Advisors, LLC. In connection with the merger, the fiscal year-end changed from October 31 to September 30.

(b)	Per share amounts are based upon average shares outstanding, unless otherwise noted.
(c)	Calculated based on ending shares outstanding during the period.
(d)

Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(e)	Annualized.
(f)	Portfolio turnover rate for periods less than one full year have not been annualized.

34	Prospectus | January 28, 2019

Kansas Fund	Financial Highlights
Class A	For a Share Outstanding Throughout the Periods Presented.

	For the Period Ended September 30, 2018(a)(b)		For the Year Ended October 31, 2017	For the Year Ended October 31, 2016	For the Year Ended October 31, 2015	For the Year Ended October 31, 2014	For the Year Ended October 31, 2013
NET ASSET VALUE, BEGINNING OF PERIOD	$10.88		$11.09	$11.11	$11.16	$10.80	$11.28

INCOME/(LOSS) FROM OPERATIONS:
Net investment income(c)	0.24		0.28	0.29	0.31	0.33 (d)	0.31 (d)
Net realized and unrealized gain/(loss) on investments	(0.29)		(0.21)	(0.02)	(0.05)	0.36	(0.48)
Total from investment operations	(0.05)		0.07	0.27	0.26	0.69	(0.17)

LESS DISTRIBUTIONS:
From net investment income	(0.24)		(0.28)	(0.29)	(0.31)	(0.33)	(0.31)
Total Distributions	(0.24)		(0.28)	(0.29)	(0.31)	(0.33)	(0.31)
NET INCREASE/(DECREASE) IN NET ASSET VALUE	(0.29)		(0.21)	(0.02)	(0.05)	0.36	(0.48)
NET ASSET VALUE, END OF PERIOD	$10.59		$10.88	$11.09	$11.11	$11.16	$10.80

TOTAL RETURN(e)	(0.51%)		0.65%	2.41%	2.34%	6.47%	(1.52%)

SUPPLEMENTAL DATA:
Net assets, end of period (in 000s)	$4,748		$11,462	$11,509	$10,620	$10,186	$9,815

RATIOS TO AVERAGE NET ASSETS
Operating expenses excluding reimbursement/waiver	1.25	%(f)	1.11%	1.10%	1.03%	1.08%	1.05%
Operating expenses including reimbursement/waiver	0.94	%(f)	0.87%	0.87%	0.83%	0.87%	0.87%
Net investment income including reimbursement/waiver	2.43	%(f)	2.56%	2.55%	2.76%	3.00%	2.82%

PORTFOLIO TURNOVER RATE(g)	14%		9%	10%	13%	1%	8%

(a)

Effective September 24, 2018, the Fund reorganized into a new series of ALPS Series Trust. The Fund was previously advised by Manifold Fund Advisors, LLC. In connection with the merger, the fiscal year-end changed from October 31 to September 30.

(b)

Class C shares were merged into Class A on September 24, 2018. The amounts presented represent the results of the Class A shares for the periods prior to the merger and the results of the combined share class for the period subsequent the merger.

(c)	Per share amounts are based upon average shares outstanding, unless otherwise noted.
(d)	Calculated based on ending shares outstanding during the period.
(e)

Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(f)	Annualized.
(g)	Portfolio turnover rate for periods less than one full year have not been annualized.

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ADDITIONAL INFORMATION ABOUT THE FUNDS

Shareholder Reports

Annual and semi-annual reports to shareholders provide additional information about the Funds’ investments. These reports, when available, will discuss the market conditions and investment strategies that significantly affected the Funds’ performance during its last fiscal year.

Statement of Additional Information

The Statement of Additional Information provides more detailed information about the Fund. It is incorporated by reference into (is legally a part of) this Prospectus.

Householding Relationships

The Funds send only one report to a household if more than one account has the same address. Contact the Transfer Agent if you do not want this policy to apply to you.

How to Obtain Additional Information

You can obtain shareholder reports or the statement of additional information (without charge), make inquiries or request other information about the Funds by contacting the Transfer Agent at 1-833-287-7933, by writing the Funds at P.O. Box 1920, Denver, CO 80201, or by calling your financial consultant. This information is also available free of charge on the Funds’ website at www.americanindependence.com.

You can also review the Funds’ shareholder reports, prospectus and statement of additional information at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. You can get copies of these materials after paying a fee by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing to the Public Reference Section of the Commission, Washington, D.C. 20549-1520. Information about the public reference room may be obtained by calling 202.551.8090. You can get the same reports and information free from the EDGAR Database on the Commission’s Internet web site at http://www.sec.gov.

If someone makes a statement about the Funds that is not in this Prospectus, you should not rely upon that information. Neither the Funds nor the Distributor is offering to sell shares of the Funds to any person to whom the Funds may not lawfully sell its shares.

(Investment Company Act file no. 811-22747)

STATEMENT OF ADDITIONAL INFORMATION

January 28, 2019

AMERICAN INDEPENDENCE GLOBAL TACTICAL ALLOCATION FUND

Institutional Class Shares (Ticker Symbol: RMAIX)

Class A Shares (Ticker Symbol: AARMX)

AMERICAN INDEPENDENCE KANSAS TAX-EXEMPT BOND FUND

Institutional Class Shares (Ticker Symbol: SEKSX)

Class A Shares (Ticker Symbol: IKSTX)

This Statement of Additional Information (“SAI”) expands upon and supplements the information contained in the current Prospectus for the Funds listed above, each of which is a separate series of ALPS Series Trust, a Delaware statutory trust (“Trust”). Each series of the Trust represents shares of beneficial interest in a separate portfolio of securities and other assets with its own objective and policies. Manifold Partners, LLC (the “Adviser”) is the investment adviser of each Fund.

This SAI is not a prospectus and is only authorized for distribution when preceded or accompanied by the Funds’ current prospectus dated January 28, 2019, as supplemented from time to time (collectively, the “Prospectus”). This SAI supplements and should be read in conjunction with the Prospectus, a copy of which may be obtained without charge by writing the Funds at the address listed above, or by calling the Funds’ transfer agent at 1-833-287-7933. The Funds’ most recent Annual Report, if any, is incorporated by reference into this SAI and can be obtained free of charge, by calling the toll-free number printed above.

ORGANIZATION AND CLASSIFICATION

ALPS Series Trust

This SAI includes information about the American Independence Global Tactical Allocation Fund and American Independence Kansas Tax-Exempt Bond Fund (each individually a “Fund” and collectively, “Funds”). The Funds are series of the ALPS Series Trust (“Trust”), an open-end, management investment company organized as a Delaware statutory trust on January 12, 2012.

Classification

The Investment Company Act of 1940, as amended (“1940 Act”), classifies mutual funds as either diversified or non-diversified. The following table shows each Fund’s classification:

Fund	Classification
American Independence Global Tactical Allocation Income Fund (“GTA Fund”)	Diversified
American Independence Kansas Tax-Exempt Bond Fund (“Kansas Fund”)	Non- Diversified

ADDITIONAL INVESTMENT ACTIVITIES AND RISKS

Each Fund’s principal investment objectives and strategies are discussed in the Prospectus under the “SUMMARY SECTION” for each Fund and under “INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES.” In order to achieve its investment objective, each Fund generally makes investments of the sort described in the Prospectus.

A Fund may also invest in certain types of securities, or engage in certain investment activities, as generally discussed below. In addition, a Fund may be subject to additional risks in connection with its investments in such securities or as a result of the Fund’s investment strategies or activities. The table below reflects the principal or non-principal nature with respect only to each Fund’s direct investments or activities. If no box is marked for a specific type of security, investment technique or type of investment activity, the unmarked box indicates that the Fund does not invest in such security or engage in that investment strategy or investment activity.

	American Independence Global Tactical Allocation Fund		American Independence Kansas Tax-Exempt Bond Fund
	Principal	Non-Principal	Principal	Non-Principal
Bank Obligations		X		X
Borrowing		X		X
Combined Transactions		X		X
Convertible Securities		X		X
Common Stocks	X
Credit Default Swaps		X		X
Credit Ratings		X	X
Depositary Receipts		X

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Derivatives				X
Equity Investments	X			X
Exchange Traded Funds (ETFs) and Other Similar Instruments	X			X
Firm Commitments and When-Issued Securities		X		X
Fixed-Income Securities	X		X
Floating and Variable Rate Instruments		X		X
Foreign Bank Time Deposits		X
High-yield Securities	X			X
Illiquid Securities		X		X
Inflation-Indexed Bonds		X		X
Interest-Only Securities		X		X
Interest Rate and Equity Swaps and Related Transactions		X		X
Loans of Portfolio Securities		X		X
Money Market Instruments/Securities		X		X
Municipal Bonds			X
Municipal Commercial Paper			X
Municipal Leases			X
Municipal Notes			X
Non-U.S. Securities	X
Non-U.S. Sub-custodians		X
Options				X
Other Investment Companies (excluding ETFs)	X			X
Preferred Stock		X
Repurchase Agreements				X
Reverse Repurchase Agreements				X
Restricted Securities and Securities With Limited Trading Markets (Rule 144A)		X		X
Securities Related Issuers		X		X
Short Sales				X
Temporary or Defensive Positions	X			X
Segregated and Other Special Accounts		X		X
U.S. Government Securities	X		X
Warrants and Rights		X		X
Zero-Coupon Securities, Pay-In-Kind Bonds and Deferred Payment Securities		X		X

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Bank Obligations

Bank obligations that may be purchased by a Fund include certificates of deposit, banker’s acceptances and fixed time deposits. A certificate of deposit is a short-term negotiable certificate issued by a commercial bank against funds deposited in the bank and is either interest-bearing or purchased on a discount basis. A banker’s acceptance is a short-term draft drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction. The borrower is liable for payment, as is the bank, which unconditionally guarantees to pay the draft at its face amount on the maturity date. Fixed time deposits are obligations of branches of U.S. or non-U.S. banks which are payable at a stated maturity date and bear a fixed rate of interest. Although fixed time deposits do not have a market, there are no contractual restrictions on the right to transfer a beneficial interest in the deposit to a third party. Bank obligations may be general obligations of the parent bank or may be limited to the issuing branch by the terms of the specific obligations or by government regulation. Securities issued or guaranteed by non-U.S. banks and non-U.S. branches of U.S. banks are subject to many of the risks of investing in non-U.S. securities generally.

Banks are subject to extensive governmental regulations which may limit both the amounts and types of loans and other financial commitments which may be made and interest rates and fees which may be charged. The profitability of this industry is to a significant extent dependent upon the availability and cost of capital of funds used by the bank to finance its lending operations. Also, general economic conditions play an important part in the operations of this industry and exposure to credit losses arising from possible financial difficulties of borrowers might affect a bank’s ability to meet its obligations.

Borrowing

Borrowing creates an opportunity for increased return, but, at the same time, creates special risks. Furthermore, if a Fund were to engage in borrowing, an increase in interest rates could reduce the value of the Fund’s shares by increasing the Fund’s interest expense.

Subject to the limitations described under “Investment Limitations” below, each Fund may be permitted to borrow for temporary purposes and/or for investment purposes. Such a practice will result in leveraging of a Fund’s assets and may cause the Fund to liquidate portfolio positions when it would not be advantageous to do so. This borrowing may be secured or unsecured. Provisions of the 1940 Act require each Fund to maintain continuous asset coverage (that is, total assets including borrowings, less liabilities exclusive of borrowings) of 300% of the amount borrowed, with an exception for borrowings not in excess of 5% of a Fund’s total assets made for temporary emergency purposes. Any borrowings for temporary emergency purposes in excess of 5% of a Fund’s total assets must maintain continuous asset coverage. If the 300% asset coverage should decline as a result of market fluctuations or other reasons, a Fund may be required to sell some of its portfolio holdings within three days (excluding Sundays and holidays) or such longer period as the Commission may prescribe by rules and regulations in order to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint if a Fund sells securities at that time. Borrowing will tend to exaggerate the effect on net asset value of any increase or decrease in the market value of a Fund’s portfolio. Money borrowed will be subject to interest costs which may or may not be recovered by appreciation of the securities purchased, if any. A Fund also may be required to maintain minimum average balances in connection with such borrowings or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate. Reverse repurchase agreements are considered to be borrowings by a Fund. See “Reverse Repurchase Agreements” below.

Combined Transactions

Depending on the investment techniques or types of securities used by the particular Fund, each Fund may enter into multiple transactions, including multiple options transactions, multiple currency transactions (including forward currency contracts), multiple interest rate transactions and any combination of options, currency and interest rate transactions, instead of a single derivative, as part of a single or combined strategy when, in the judgment of the Adviser, it is in the best interests of a Fund to do so. A combined transaction will usually contain elements of risk that are present in each of its component transactions. Although combined transactions will normally be entered into by a Fund based on the Adviser’s judgment that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase the risks or hinder achievement of the Fund’s investment objective.

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Convertible Securities

Each Fund may invest in convertible securities, which are bonds, debentures, notes, preferred stock or other securities, which may be converted into or exchanged for a prescribed amount of common stock of the same or different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities ordinarily provide a stream of income, which generate higher yields than those of common stocks of the same or similar issuers but lower than the yield on non-convertible debt. Convertible securities are usually subordinate or are comparable to non-convertible securities but rank senior to common stock or shares in a company’s capital structure. The value of a convertible security is a function of (i) its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege and (ii) its worth, at market value, if converted into the underlying common stock. Convertible securities are typically issued by smaller capitalized companies whose stock prices may be volatile. The price of a convertible security often reflects such variations in the price of the underlying common stock in a way that non-convertible debt does not. A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument.

Common Stock

Common stocks are shares of a corporation or other entity that entitle the holder to a pro rata share of the profits of the corporation, if any, without preference over any other shareholder or class of shareholders, including holders of the entity’s preferred stock and other senior equity. Common stock usually carries with it the right to vote and frequently an exclusive right to do so.

Common stocks of companies that the Adviser believes have earnings that will grow faster than the economy as a whole are known as growth stocks. Growth stocks typically trade at higher multiples of current earnings than other stocks. As a result, the values of growth stocks may be more sensitive to changes in current or expected earnings than the values of other stocks. If the Adviser’s assessment of the prospects for a company’s earnings growth is wrong, or if its judgment of how other investors will value the company’s earnings growth is wrong, then the price of that company’s stock may fall or may not approach the value that the Adviser has placed on it.

Common stocks of companies that are not expected to experience significant earnings growth, but whose stocks the Adviser believes are undervalued compared to their true worth, are known as value stocks. These companies may have experienced adverse business developments or may be subject to special risks that have caused their stocks to be out of favor. If the Adviser’s assessment of a company’s prospects is wrong, or if other investors do not eventually recognize the value of the company, then the price of the company’s stocks may fall or may not approach the value that the Adviser has placed on it.

Many stocks have both “growth” and “value” characteristics, and for some stocks it may be unclear which category, if any, it fits into.

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Credit Default Swaps

Each Fund may enter into credit default swap contracts. When used for hedging purposes, a Fund would be the buyer of a credit default swap contract. In that case, a Fund would be entitled to receive the par (or other agreed-upon) value of a referenced debt obligation, index or other investment from the counterparty to the contract in the event of a default by a third party, such as a U.S. or foreign issuer, on the referenced debt obligation. In return, the Fund would pay to the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the Fund would have spent the stream of payments and received no benefit from the contract. When a Fund is the seller of a credit default swap contract, it receives the stream of payments but is obligated to pay upon default of the referenced debt obligation. As the seller, a Fund would effectively add leverage to its portfolio because, in addition to its total assets, the Fund would be subject to investment exposure on the notional amount of the swap.

In addition to the risks applicable to derivatives generally, credit default swaps involve special risks because they are difficult to value, are highly susceptible to liquidity and credit risk, and generally pay a return to the party that has paid the premium only in the event of an actual default by the issuer of the underlying obligation, as opposed to a credit downgrade or other indication of financial difficulty.

Credit default swaps may be subject to regulation by the Commodity Futures Trading Commission (“CFTC”), Securities Exchange Commission (“SEC”) or both. Both the CFTC and the SEC have issued or amended guidance and relief regarding the implementation of various provisions of the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (“Dodd-Frank Act”) relating to the use of swaps. Further action by the CFTC or SEC may affect a Fund’s ability to use credit default swaps or may require additional disclosure by the Fund.

Credit Ratings

The fixed-income securities in which each Fund may invest will not be required to meet a minimum rating standard. Fixed-income securities that are not rated for creditworthiness by any internationally recognized credit rating organization. are commonly referred to as “junk bonds” and involve significantly greater risks, including price volatility and risk of default of payment of interest and principal than higher rated securities. A description of the ratings used by Moody’s and S&P is set forth in Appendix A to this SAI.

Depositary Receipts

Depositary receipts include sponsored and unsponsored depositary receipts that are or become available, including American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”) and Global Depositary Receipts (“GDRs”) and other depositary receipts. Depositary receipts are typically issued by a financial institution (“depositary”) and evidence ownership interests in a security or a pool of securities (“underlying securities”) that have been deposited with the depositary. The depositary for ADRs is typically a U.S. financial institution and the underlying securities are issued by a non-U.S. issuer. ADRs are publicly traded on exchanges or OTC in the United States and are issued through “sponsored” or “unsponsored” arrangements. In a sponsored ADR arrangement, the non-U.S. issuer assumes the obligation to pay some or all of the depositary’s transaction fees, whereas under an unsponsored arrangement, the non-U.S. issuer assumes no obligation and the depositary’s transaction fees are paid by the ADR holders. In addition, less information is available in the United States about an unsponsored ADR than about a sponsored ADR, and the financial information about a company may not be as reliable for an unsponsored ADR as it is for a sponsored ADR. In the case of GDRs, the depositary can be a non-U.S. or a U.S. financial institution and the underlying securities are issued by a non-U.S. issuer. GDRs allow companies in Europe, Asia, the United States and Latin America to offer shares in many markets around the world, thus allowing them to raise capital in these markets, as opposed to just in their home market. The advantage of GDRs is that shares do not have to be bought through the issuing company’s home exchange, which may be difficult and expensive, but can be bought on all major stock exchanges. In addition, the share price and all dividends are converted to the shareholder’s home currency. As for other depositary receipts, the depositary may be a non-U.S. or a U.S. entity, and the underlying securities may have a non-U.S. or a U.S. issuer. For purposes of each Fund’s investment policies, investments in depositary receipts will be deemed to be investments in the underlying securities. Thus, a depositary receipt representing ownership of common stock will be treated as common stock. Depositary receipts purchased by a Fund may not necessarily be denominated in the same currency as the underlying securities into which they may be converted, in which case the Fund may be exposed to relative currency fluctuations.

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Derivatives

The Kansas Fund may engage in a variety of derivative transactions in accordance with the applicable rules of the CFTC, and, to the extent applicable, the rules and regulations of certain national or foreign exchanges; however, the Kansas Fund will not be obligated to use derivatives and makes no representation as to the availability of these techniques at this time or at any time in the future. Generally, derivatives are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index and may relate to stocks, bonds, interest rates, currencies or currency exchange rates, commodities, related indexes and other assets. The types of derivatives in which the Kansas Fund may invest include, but are not limited to, futures contracts, , the purchase and sale (or writing) of exchange listed and OTC put and call options on debt securities, , entering into various interest rate transactions such as swaps, caps floors, and collars, entering into equity swaps, caps and floors, the purchase and sale of indexed debt securities or trading in other similar types of instruments.

Derivatives may be used, among other reasons, as part of the Kansas Fund’s investment strategy, to attempt to protect against possible changes in the market value of securities held or to be purchased for the Fund’s portfolio resulting from securities markets fluctuations, to protect a Fund’s unrealized gains in the value of its securities, to facilitate the sale of those securities for investment purposes, to manage the effective maturity or duration of a Fund’s portfolio or to establish a position in the derivatives markets as a temporary substitute for purchasing or selling particular securities or to seek to enhance a Fund’s income or gain. A Fund may use any or all types of derivatives which it is authorized to use at any time; no particular strategy will dictate the use of one type of transaction rather than another, as use of any authorized derivative will be a function of numerous variables, including market conditions. The ability of the Kansas Fund to utilize derivatives successfully will depend on numerous factors including the Adviser’s ability to predict pertinent market movements, which cannot be assured. These skills are different from those needed to select a Fund’s portfolio securities.

Subject to the constraints described above, the Kansas Fund may (if and to the extent so authorized) enter into futures contracts, , purchase and sell (or write) exchange listed and OTC put and call options on securities, loan participations and assignments, futures contracts, indices and other financial instruments, and each Fund may enter into interest rate transactions, equity swaps and related transactions and other similar transactions which may be developed to the extent the Adviser determines that they are consistent with a Fund’s investment objective and policies and applicable regulatory requirements. A Fund’s interest rate transactions may take the form of swaps, caps, floors and collars, and a Fund’s currency transactions may take the form of currency forward contracts, currency swaps and options on currencies.

Certain standardized swap transactions are currently subject to mandatory central clearing or may be eligible for voluntary central clearing. Central clearing is expected to decrease counterparty risk and increase liquidity compared to uncleared swaps because central clearing interposes the central clearinghouse as the counterpart to each participant’s swap. However, central clearing does not eliminate counterparty risk or illiquidity risk entirely. In addition, depending on the size of a Fund and other factors, the margin required under the rules of a clearinghouse and by a clearing member may be in excess of the collateral required to be posted by a fund to support its obligations under a similar uncleared swap.

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In connection with the use of certain derivatives, the Adviser intends to comply with the requirements of the Commodity Exchange Act (“CEA”) by operating the Kansas Fund in a manner consistent with the restrictions of Rule 4.5, including filing a notice of eligibility of exemption from registration in accordance with applicable procedures and deadlines.

Derivatives involve special risks, including possible default by the other party to the transaction, illiquidity and, to the extent the Adviser’s view as to certain market movements is incorrect, the risk that the use of derivatives could result in significantly greater losses than if it had not been used. Losses resulting from the use of derivatives will reduce a Fund’s net asset value, and possibly income, and the losses may be significantly greater than if derivatives had not been used.

Each Fund’s use of derivatives may be limited by certain provisions of the Internal Revenue Code of 1986, as amended (“Code”). When used, derivatives may increase the amount and affect the timing and character of taxes payable by shareholders. See “TAXES.”

Equity Investments

Each Fund will invest in equity securities. Equity securities (which generally include common stocks, preferred stocks, warrants, securities convertible into common or preferred stocks and similar securities) are generally volatile and riskier than some other forms of investment. Equity securities of companies with relatively small market capitalizations may be more volatile than the securities of larger, more established companies or broad equity market indices generally. Common stock and other equity securities may take the form of stock in corporations, partnership interests, interests in limited liability companies and other direct or indirect interests in business organizations.

Exchange-Traded Funds (“ETFs”) and Other Similar Instruments

Shares of ETFs and other similar instruments may be purchased by the Funds. Generally, an ETF is an investment company that is registered under the 1940 Act Index ETFs that holds a portfolio of securities designed to track the performance of a particular index or index segment, actively managed ETFs are actively managed by an investment adviser. Similar instruments, issued by pools that are not investment companies, offer characteristics similar to index ETFs and may be designed to track the performance of an index or basket of securities of companies engaged in a particular market or sector. ETFs sell and redeem their shares at net asset value in large blocks (typically 50,000 of its shares) called “creation units.” Shares representing fractional interests in these creation units are listed for trading on national securities exchanges and can be purchased and sold in the secondary market in lots of any size at any time during the trading day.

Investments in ETFs and other similar instruments involve certain inherent risks generally associated with investments in a broadly-based portfolio of stocks including: (i) risks that the general level of stock prices may decline, thereby adversely affecting the value of each unit of the ETF or other instrument; (ii) an index ETF may not fully replicate the performance of its benchmark index because of temporary unavailability of certain index securities in the secondary market or discrepancies between the ETF and the index with respect to the weightings of securities or number of stocks held; (iii) an ETF may also be adversely affected by the performance of the specific index, market sector or group of industries on which it is based; and (iv) an index ETF may not track an index as well as a traditional index mutual fund because ETFs are valued by the market and, therefore, there may be a difference between the market value and the ETF’s net asset value. Each Fund may both purchase and effect short sales of shares of ETFs and may also purchase and sell options on shares of ETFs. These investments may be used for hedging purposes or to seek to increase total return (which is considered a speculative activity).

Because ETFs and pools that issue similar instruments incur various fees and expenses, a Fund’s investment in these instruments will involve certain indirect costs, as well as transaction costs, such as brokerage commissions. The Adviser will consider expenses associated with an investment in determining whether to invest in an ETF or other instrument. In the case of ETFs that are investment companies, they invest substantially all of their assets in securities of various securities indices or a particular segment of a securities index. The market price of ETFs is expected to fluctuate in accordance with both changes in the asset values of their underlying indices and supply and demand of an ETF’s shares on the exchange. ETFs may trade at relatively modest discounts or premiums to net asset value. In general, most ETFs have a limited operating history and information may be lacking regarding the actual performance and trading liquidity of such shares for extended periods or over complete market cycles. In addition, there is no assurance that the requirements of the Exchange necessary to maintain the listing of ETFs in which a Fund invests will continue to be met or will remain unchanged. In the event substantial market or other disruptions affecting the shares of ETFs held by a Fund should occur in the future, the liquidity and value of that Fund’s shares could also be adversely affected.

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Limitations of the 1940 Act, which prohibit a Fund from acquiring more than 3% of the outstanding shares of another investment company, may restrict a Fund’s ability to purchase shares of certain ETFs.

Firm Commitments and When-Issued Securities

Each Fund may purchase securities on a firm commitment basis, including when-issued securities. Each Fund may also be entitled to receive when-issued securities in relation to its holdings in common stock of companies that undertake certain corporate actions and reorganizations. Securities purchased on a firm commitment basis are purchased for delivery beyond the normal settlement date at a stated price and yield. No income accrues to the purchaser of a security on a firm commitment basis prior to delivery. Such securities are recorded as an asset and are subject to changes in value based upon changes in the general level of interest rates. Purchasing a security on a firm commitment basis can involve a risk that the market price at the time of delivery may be lower than the agreed upon purchase price, in which case there could be an unrealized loss at the time of delivery. A Fund will only make commitments to purchase securities on a firm commitment basis with the intention of actually acquiring the securities but may sell them before the settlement date if it is deemed advisable. A Fund will designate liquid assets in an amount at least equal in value to a Fund’s commitments to purchase securities on a firm commitment basis. If the value of these assets declines, a Fund will place additional liquid assets in the account on a daily basis so that the value of the assets in the account is equal to the amount of such commitments. As when-issued securities are subject to delayed or deferred settlement, such securities may be either illiquid, or suffer from severe constraints in liquidity. When purchasing securities pursuant to a when-issued or forward commitment transaction, payment for the securities is not required until the delivery date. However, the purchaser assumes the rights and risks of ownership, including the risks of price and yield fluctuations. When a Fund has sold a security pursuant to one of these transactions, the Fund does not participate in further gains or losses with respect to the security. A Fund may renegotiate a when-issued or firm commitment transaction and may sell the underlying securities before delivery, which may result in capital gains or losses for the Fund. When-issued and forward-commitment transactions will not be considered to constitute issuance by a Fund of a “senior security” as that term is defined in Section 18(g) of the 1940 Act, and therefore, such transactions will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by the Fund, if a Fund covers the transaction in accordance with the requirements described under the heading “Borrowings”.

Fixed-Income Securities

Each Fund may invest in fixed-income securities. Fixed-income securities generally pay a specified rate of interest or dividends, or a rate that is adjusted periodically by reference to some specified index or market rate or other factor. Fixed-income securities may include securities issued by U.S. federal, state, local and non-U.S. governments and other agencies and instrumentalities, and by a wide range of private or corporate issuers. Fixed-income securities include, among others, bonds, notes, bills, debentures, convertible securities, bank obligations, mortgage and other asset-backed securities, loan participations and assignments and commercial paper.

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Because interest rates vary, it is impossible to predict the income of a Fund for any particular period. Except to the extent that values are affected independently by other factors such as developments relating to a specific issuer or group of issuers, when interest rates decline, the value of fixed-income securities can generally be expected to rise. Conversely, when interest rates rise, the value of fixed-income securities can generally be expected to decline. Prices of longer-term securities generally increase or decrease more sharply than those of shorter-term securities in response to interest rate changes, particularly if such securities were purchased at a discount. It should be noted that the market values of securities rated below investment grade and comparable unrated securities tend to react less to fluctuations in interest rate levels than do those of higher-rated securities.

Call or Buy-Back Features. In addition, many fixed-income securities contain call or buy-back features that permit their issuers to call or repurchase the securities from their holders. Such securities may present risks based on payment expectations. Although a Fund may typically receive a premium if an issuer were to redeem a security, if an issuer exercises such a “call option” and redeems the security during a time of declining interest rates, a Fund may realize a capital loss on its investment if the security was purchased at a premium and a Fund may have to replace the called security with a lower yielding security, resulting in a decreased rate of return to the Fund.

Floating and Variable Rate Instruments

Each Fund may invest in floating and variable rate obligations. Floating or variable rate obligations bear interest at rates that are not fixed but vary with changes in specified market rates or indices, such as the prime rate, and at specified intervals. Variable rate obligations invest include variable rate master demand notes, which are unsecured instruments issued pursuant to an agreement between the issuer and the holder that permit the indebtedness thereunder to vary and provide for periodic adjustments in the interest rate.

Certain floating or variable rate obligations may carry a demand feature that would permit the holder to tender them back to the issuer of the instrument or to a third party at par value prior to maturity. Some demand instruments may not be traded in a secondary market and derive their liquidity solely from the ability of the holder to demand repayment from the issuer or third-party providing credit support. If a demand instrument is not traded in a secondary market, a Fund will nonetheless treat the instrument as liquid for the purposes of its investment restriction limiting investments in illiquid securities unless the demand feature has a notice period of more than seven days; if the notice period is greater than seven days, such a demand instrument will be characterized as illiquid for such purpose. A Fund’s right to obtain payment at par on a demand instrument could be affected by events occurring between the date a Fund elects to demand payment and the date payment is due that may affect the ability of the issuer of the instrument or a third-party providing credit support to make payment when due. To facilitate settlement, some demand instruments may be held in book entry form at a bank other than a Fund’s custodian subject to a sub-custodian agreement approved by a Fund between that bank and the Fund’s custodian.

Foreign Bank Time Deposits

The GTA Fund may make time deposits in interest-bearing foreign bank accounts. Such time deposits will be subject to conditions placed on the time deposit account by the applicable bank (e.g., higher interest payments for maintaining funds in the account for longer periods of time). The Adviser generally expects its foreign bank time deposits to be made and maintained in U.S. dollars; however, the Adviser may make such deposits in foreign currencies where the Adviser deems such investments to be in the best interest of the GTA Fund. Foreign bank time deposit accounts may be subject to restrictions on withdrawal, including penalties or reductions in interest for withdrawals before the end of the expected or intended duration of the time deposit.

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High-Yield Securities

Each Fund may invest in high-yield securities. High-yield securities are considered speculative with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligations. Under rating agency guidelines, any quality and protective characteristics of high-yield securities will likely be outweighed by large uncertainties or major risk exposures to adverse conditions. Medium and lower rated securities may have poor prospects of ever attaining any real investment standing, may have a current identifiable vulnerability to default, may be unlikely to have the capacity to pay interest and repay principal when due in the event of adverse business, financial or economic conditions, and/or may be in default or not current in the payment of interest or principal.

The credit ratings of S&P, Fitch, Moody’s or other agencies are evaluations of the safety of principal and interest payments, not market value risk, of lower-rated securities. Credit rating agencies may fail to change timely the credit ratings to reflect subsequent events. Many debt securities in international markets, especially in emerging markets, bear no rating whatsoever. Ratings organizations have declined to determine ratings for such securities for a host of reasons, including but not limited to the issuer’s lack of scale, insufficient or inadequate disclosure by the issuer, or insufficient operating history on the part of the issuer.

Neither a Fund nor the Adviser can conclude that ratings issued by recognized agencies reflect the true financial position of the underlying issuer; nor can any Fund or the Adviser be certain an issuer will maintain its current credit rating in the future. When available, the Adviser may refer to selected ratings from recognized agencies. The Adviser may also choose to augment such ratings with its own analyses of issuers, which may include, among other things, review of historic and current financial conditions and anticipated future cash flows.

Changes in Credit Ratings. Changes by recognized rating services in their ratings of a high-yield security and in the ability of an issuer to make payments of interest and principal may also affect the value of these investments. A description of the ratings used by Moody’s and S&P is set forth in Appendix A to this SAI. The ratings of Moody’s and S&P generally represent the opinions of those organizations as to the quality of the securities that they rate. Such ratings, however, are relative and subjective, are not absolute standards of quality, are subject to change and do not evaluate the market risk or liquidity of the securities. Ratings of a non-U.S. debt instrument, to the extent that those ratings are undertaken, are related to evaluations of the country in which the issuer of the instrument is located, which may cause a rating to be lower than would otherwise by suggested by the intrinsic creditworthiness of the issuer.

Liquidity. The secondary markets for high-yield securities are not as liquid as the secondary markets for higher rated securities. The secondary markets for high-yield securities are concentrated in relatively few market makers and participants in the market are mostly institutional investors, including insurance companies, banks, other financial institutions and mutual funds. In addition, the trading volume for high-yield securities is generally lower than that for higher-rated securities and the secondary markets could contract under adverse market or economic conditions independent of any specific adverse changes in the condition of a particular issuer, decreasing the liquidity of high-yield securities held in general. These factors may have an adverse effect on the ability of a Fund holding such securities to dispose of particular portfolio investments at the price it would wish, may adversely affect a Fund’s net asset value per share and may limit the ability of a Fund to obtain accurate market quotations for purposes of valuing securities and calculating net asset value.

Legislative and Regulatory Developments. Prices for high-yield securities may be affected by legislative and regulatory developments. These laws could adversely affect a Fund’s investments in high-yield securities, the secondary market for high-yield securities, the financial condition of issuers of these securities and the value of outstanding high-yield securities. For example, federal legislation requiring the divestiture by federally insured savings and loan associations of their investments in high-yield bonds and limiting the deductibility of interest by certain corporate issuers of high-yield bonds adversely affected the market in prior years.

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High-Yield Corporate Securities. While the market values of securities rated below investment grade and comparable unrated securities tend to react less to fluctuations in interest rate levels than do those of higher-rated securities, the values of certain of these securities also tend to be more sensitive to individual corporate developments and changes in economic conditions than higher-rated securities. In addition, such securities present a higher degree of credit risk. Issuers of these securities are often highly leveraged and may not have more traditional methods of financing available to them, so that their ability to service their debt obligations during an economic downturn or during sustained periods of rising interest rates may be impaired. The risk of loss due to default by such issuers is significantly greater than with investment grade securities because such securities generally are unsecured and subordinated to the prior payment of senior indebtedness. If a Fund holds such securities, the Fund also could incur additional expenses to the extent that it is required to seek recovery upon a default in the payment of principal or interest on its portfolio holdings. These risks may be greater for non-U.S. high-yield securities especially those of issuers located in emerging markets.

The development of markets for high-yield corporate securities has been a relatively recent phenomenon, especially outside the United States. In addition, these markets have undergone significant changes in the past and may undergo significant changes in the future.

A Fund may invest in high-yield securities that bear interest at fixed rates, securities with variable rates of interest, or securities that involve equity features, such as contingent interest or participations based on revenues, sales or profits (i.e., interest or other payments, often in addition to a fixed rate of return, that are based on the borrower’s attainment of specified levels of revenues, sales or profits and thus enable the holder of the security to share in the potential success of the venture).

High-Yield Non-U.S. Debt Securities. Investing in fixed and floating rate high-yield non-U.S. debt securities, especially those of issuers located in emerging market countries, will expose a Fund to the direct or indirect consequences of political, social or economic changes in the countries that issue the securities or in which the issuers are located, in addition to the risks of investing in high-yield securities generally. For example, the ability and willingness of sovereign obligors in emerging market countries or the governmental authorities that control repayment of their external debt to pay principal and interest on such debt when due may depend on general economic and political conditions within the relevant country. Certain countries in which a Fund may invest, especially emerging market countries, have historically experienced, and may continue to experience, high rates of inflation, high interest rates, exchange rate trade difficulties and extreme poverty and unemployment. Many of these countries are also characterized by political uncertainty or instability. Additional factors which may influence the ability or willingness to service debt include, but are not limited to, an issuer’s (including sovereign issuers) cash flow situation, the availability of sufficient foreign exchange on the date a payment is due, and the relative size of its debt service burden. Non-U.S. issuers, including government issuers, may also have debt (such as commercial bank debt) which is senior to its high-yield securities.

The ability of a non-U.S. sovereign obligor, especially an obligor in an emerging market country, to make timely payments on its external debt obligations will also be strongly influenced by the obligor’s balance of payments, including export performance, its access to international credit and investments, fluctuations in interest rates and the extent of its foreign reserves, and the issuing government’s policy toward the International Monetary Fund, the World Bank and other international agencies. A country whose exports are concentrated in a few commodities or whose economy depends on certain strategic imports could be vulnerable to fluctuations in international prices of these commodities or imports. To the extent that a country receives payment for its exports in currencies other than dollars, its ability to make debt payments denominated in dollars could be adversely affected. If a non-U.S. sovereign obligor cannot generate sufficient earnings from foreign trade to service its external debt, it may need to depend on continuing loans and aid from foreign governments, commercial banks and multilateral organizations, and inflows of foreign investment. The commitment on the part of these foreign governments, multilateral organizations and others to make such disbursements may be conditioned on the government’s implementation of economic reforms and/or economic performance and the timely service of its obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties’ commitments to lend funds, which may further impair the obligor’s ability or willingness to timely service its debts. The cost of servicing external debt will also generally be adversely affected by rising international interest rates, because many external debt obligations bear interest at rates which are adjusted based upon international interest rates. The ability to service external debt will also depend on the level of the relevant government’s international currency reserves and its access to foreign exchange. Currency devaluations may affect the ability of an issuer to obtain sufficient foreign exchange to service its debt. The risks enumerated above are particularly heightened with regard to issuers in emerging market countries.

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As a result of the foregoing or other factors, a governmental obligor, especially an obligor in an emerging market country, may default on its obligations. If such an event occurs, a Fund may have limited legal recourse against the issuer and/or guarantor. Remedies must, in some cases, be pursued in the courts of the defaulting party itself, and the ability of the holder of non-U.S. sovereign debt securities to obtain recourse may be subject to the political climate in the relevant country.

Illiquid Securities

Each Fund may invest up to 15% of the value of its net assets in illiquid securities. The term “illiquid securities” for this purpose means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which a Fund has valued the securities. Illiquid securities are considered to include, among other things, written OTC options, securities or other liquid assets being used as cover for such options, repurchase agreements with maturities in excess of seven days, certain loan participation interests, fixed time deposits which are not subject to prepayment or provide for withdrawal penalties upon prepayment (other than overnight deposits), and other securities whose disposition is restricted under the federal securities laws.

To the extent that instruments that a Fund holds become illiquid due to the lack of sufficient buyers or market or other conditions, the percentage of a Fund’s assets invested in illiquid assets would increase. The Adviser, under the supervision of the Board of Trustees, monitors Fund investments in assignments and loan participations and will, in such a case, consider appropriate measures to enable a Fund to maintain sufficient liquidity for operating purposes and to meet redemption requests.

Inflation-Indexed Bonds

Inflation-indexed bonds are fixed-income securities whose principal value is periodically adjusted according to the rate of inflation. Two structures are common. The U.S. Treasury and some other issuers use a structure that accrues inflation into the principal value of the bond. Most other issuers pay out the Consumer Price Index accruals as part of a semiannual coupon.

Inflation-indexed securities issued by the U.S. Treasury have maturities of five, ten or twenty years, although it is possible that securities with other maturities will be issued in the future. The U.S. Treasury securities pay interest on a semiannual basis, equal to a fixed percentage of the inflation-adjusted principal amount. For example, if a Fund purchased an inflation-indexed bond with a par value of $1,000 and a 3% real rate of return coupon (payable 1.5% semi-annually), and inflation over the first six months were 1%, the mid-year par value of the bond would be $1,010 and the first semi-annual interest payment would be $15.15 ($1,010 times 1.5%). If inflation during the second half of the year resulted in the whole year’s inflation equaling 3%, the end-of-year par value of the bond would be $1,030 and the second semi-annual interest payment would be $15.45 ($1,030 times 1.5%).

If the periodic adjustment rate measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds, even during a period of deflation. However, the current market value of the bonds is not guaranteed and will fluctuate. Each Fund may also invest in other inflation related bonds which may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal. The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates and the rate of inflation.

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Interest-Only Securities

Interest only securities (“IOs”) are a form of stripped mortgage security. Stripped mortgage securities may be issued by agencies or instrumentalities of the U.S. government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks and special purpose subsidiaries of the foregoing. The risk of early prepayment is the primary risk associated with IOs.

Stripped mortgage securities are structured with two or more classes of securities that receive different proportions of the interest and principal distributions on a pool of mortgage assets. IOs are one class of a stripped mortgage security that receives all of the interest (while another class will receive all of the principal (“POs” or “principal only class”)).

Interest-Rate and Equity Swaps and Related Transactions

Each Fund may enter into interest rate and equity swaps and may purchase or sell (i.e., write) interest rate and equity caps, floors and collars. If a Fund enters into these types of transactions, the Fund expects that it would do so in order to hedge against either a decline in the value of the securities included in the Fund’s portfolio, or against an increase in the price of the securities which it plans to purchase, in order to preserve or maintain a return or spread on a particular investment or portion of its portfolio or to achieve a particular return on cash balances, or in order to increase income or gain. Interest rate and equity swaps involve the exchange between the parties to the swap of their respective commitments to make or receive payments based on a notional principal amount. The purchase of an interest rate or equity cap entitles the purchaser, to the extent that a specified index exceeds a predetermined level, to receive payments on a contractually-based principal amount from the party selling the interest rate or equity cap. The purchase of an interest rate or equity floor entitles the purchaser, to the extent that a specified index falls below a predetermined rate, to receive payments on a contractually-based principal amount from the party selling the interest rate or equity floor. A collar is a combination of a cap and a floor which preserve a certain return within a predetermined range of values.

If a Fund enters into interest-rate and equity swaps, the Fund expects that it will usually enter into the swap on a net basis (i.e., the two payment streams are netted out), with the Fund receiving or paying, as the case may be, only the net amount of the two payments. The net amount of the excess, if any, of a Fund’s obligations over its entitlements with respect to each interest rate or equity swap will generally be accrued on a daily basis, and an amount of liquid assets having an aggregate net asset value at least equal to the accrued excess will be designated to cover such liability. If a Fund enters into an interest rate or equity swap on other than a net basis, the Fund will designate the full amount accrued on a daily basis of the Fund’s obligations with respect to the swap.

The use of interest rate and equity swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. There is a risk that is incorrect forecasts of market values, interest rates and other applicable factors, will diminish the investment performance of a Fund compared with what it would have been if these investment techniques were not utilized. Moreover, even if the forecasts are correct, there is a risk that the swap position may correlate imperfectly with the price of the asset or liability being hedged.

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As is the case with options strategies, the effective use of swaps and related transactions by a Fund may depend, among other things, on the Fund’s ability to terminate the transactions at times when the Adviser deems it desirable to do so. To the extent a transaction is not or cannot be terminated in a timely manner, a Fund may suffer a loss in excess of any amounts that it may have received, or expected to receive, as a result of entering into the transaction.

The liquidity of swap agreements will be determined based on various factors, including (i) the frequency of trades and quotations, (ii) the number of dealers and prospective purchasers in the marketplace, (iii) dealer undertakings to make a market, (iv) the nature of the security (including any demand or tender features), and (v) the nature of the marketplace for trades (including the ability to assign or offset a Fund’s rights and obligations relating to the investment).

There is no limit on the amount of interest rate and equity swap transactions that may be entered into by a Fund. Because swaps and related transactions are bilateral contractual arrangements between the counterparties to the transactions, a Fund’s ability to terminate such an arrangement may be considerably more limited than in the case of an exchange traded instrument. If the other party to a swap defaults, a Fund’s risk of loss is the net amount of payments that the Fund contractually is entitled to receive, if any. A Fund may purchase and sell caps, floors and collars without limitation, subject to the segregated account requirement described above.

Loans of Portfolio Securities

Upon approval by the Board of Trustees, a Fund may lend portfolio securities to brokers or dealers or other financial institutions in accordance with policies and procedures of the Trust, as may be adopted from time to time. The procedure for the lending of securities will typically include the following features and conditions. The collateral will consist either of U.S. Government Securities or the borrower of the securities will deposit cash with a Fund in an amount equal to a minimum of 100% of the market value of the securities lent. A Fund will seek to invest the collateral in short-term debt securities, cash equivalents (or pooled investment vehicle interests in cash, cash equivalents and short-term debt instruments) and earn the income thereon. A negotiated portion of the income so earned may be paid to the securities or lending agent (e.g. a bank or trust company) who arranged the loan. The collateral will be marked to market daily, and if the value of the collateral drops below the required minimum at any time, the borrower may typically be called upon to post additional collateral. These will be “demand” loans and may be terminated by a Fund at any time. A Fund will receive any payments in lieu of dividends and interest paid on the securities lent, although the U.S. federal income tax characteristics of such payment may change. A Fund’s performance will continue to reflect changes in the value of the securities loaned.

The terms of the structure of the loan arrangements, as well as the aggregate amount of securities loans, must be consistent with the 1940 Act and rules and interpretations of the SEC thereunder. These provisions limit the amount of securities a Fund may lend to 33 1/3% of the Fund’s total assets and require (1) the borrower pledge and maintain with the Fund collateral consisting of cash, an irrevocable letter of credit, or securities issued by the U.S. government having at all times not less than 100% of the value of the securities lent; (2) the borrower add to such collateral whenever the price of the securities lent rises; (3) the loan be made subject to termination by the Fund at any time; and (4) the Fund receives reasonable interest on the loan (which may include the Fund’s investing any cash collateral in interest-bearing short-term investments), any distributions on the lent securities, and any increase in their market value. Loan arrangements made by each Fund will comply with all other applicable regulatory requirements, including the rules of the New York Stock Exchange, which presently require the borrower, after notice, to redeliver the securities within the normal settlement time of three business days. The Adviser will consider the creditworthiness of the borrower, among other things, in making decisions with respect to lending securities, subject to the oversight of the Board of Trustees. At present time, the SEC does not object if any investment company pays reasonable negotiated fees in connection with lent securities, so long as such fees are set forth in a written contract and approved by the investment company’s trustees. In addition, voting rights pass with the lent securities, but if a Fund has knowledge that a material event will occur affecting securities on loan, and with respect to which the holder of securities will be entitled to vote or consent, the lender must be entitled to call the loaned securities in time to vote or consent. A Fund bears the risk that there may be a delay in the return of the securities, which may impair the Fund’s ability to vote on such a matter. A Fund may include, as part of its total assets, the assets that it receives as collateral for loans of its portfolio securities, for purposes of determining compliance with the requirement that a mutual fund should not have on loan at any given time securities representing more than one-third of its total asset value.

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These transactions must be fully collateralized at all times, but involve some credit risk to a Fund if the borrower or the party (if any) guaranteeing the loan should default on its obligations. In the event of the default or bankruptcy of the other party to a securities loan, a Fund could experience delays in recovering the securities it lent. To the extent that, in the meantime, the value of the securities a Fund lent has increased or the value of the collateral decreased, the Fund could experience a loss. In the event of a default by the borrower, a Fund will, if permitted by law, dispose of such collateral except that the Fund may retain any such part thereof that is a security in which the Fund is permitted to invest. A Fund may also lose money if it incurs losses on the reinvestment of cash collateral.

Although voting rights or rights to consent with respect to the loaned securities pass to the borrower, a Fund, as the lender, generally retains the right to call the loans and obtain the return of the securities loaned at any time on reasonable notice, and it will attempt to do so in order that the securities may be voted by the Fund if the holders of such securities are asked to vote upon or consent to matters which the Adviser believes materially affect the investment; however, a Fund may not be able to recall the securities in time for the Fund to be the owner on the record date for determining shareholders entitled to vote or consent on the matter. A Fund may typically also call such loans in order to sell the securities involved.

Money Market Instruments/Securities

Each Fund may hold money market instruments, including commercial paper, banker’s acceptances, certificates of deposit and other short-term debt securities. A Fund may hold money market instruments for many reasons including, (i) as part of the Adviser’s strategy in order to take advantage of investment opportunities as they arise, (ii) when the portfolio managers believe that market conditions are unfavorable for profitable investing for the Fund, (iii) when the portfolio managers are otherwise unable to locate attractive investment opportunities for the Fund, (iv) as a temporary measure in order to meet redemption requests, or (v) as a defensive measure in response to adverse market or economic conditions. During periods when a Fund maintains exposure to money market instruments, it may not participate in market movements to the same extent that it would if the Fund was more fully invested in equity securities.

Municipal Bonds

Municipal bonds generally have a maturity at the time of issuance of more than one year. Municipal bonds may be issued to raise money for various public purposes—such as constructing public facilities and making loans to public institutions. There are generally two types of municipal bonds: general obligation bonds and revenue bonds. General obligation bonds are backed by the taxing power of the issuing municipality and are considered the safest type of municipal bond. Revenue bonds are backed by the revenues of a project or facility—tolls from a toll road, for example. Certain types of municipal bonds are issued to obtain funding for privately operated facilities. Industrial development revenue bonds (which are private activity bonds) are a specific type of revenue bond backed by the credit and security of a private user, and therefore investments in these bonds have more potential risk. Investments in municipal bonds are rated investment grade or better by a NRSRO.

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Municipal Commercial Paper

Municipal commercial paper is a debt obligation with a stated maturity of one year or less which is issued to finance seasonal working capital needs or as short-term financing in anticipation of longer-term debt. Investments in municipal commercial paper are limited to commercial paper which is rated at the date of purchase: (i) “P-1” by Moody’s and “A-1” or “A-1+” by S&P, “P-2” or better by Moody’s and “A-2” or better by S&P; or (ii) in a comparable rating category by any two of the NRSROs that have rated commercial paper; or (iii) in a comparable rating category by only one such organization if it is the only organization that has rated the commercial paper; or (iv) if not rated, is, in the opinion of the Adviser, of comparable investment quality and within the credit quality policies and guidelines established by the Board of Trustees. Issuers of municipal commercial paper rated “P-1” have a “superior capacity for repayment of short-term promissory obligations”. The “A-1” rating for commercial paper under the S&P classification indicates that the “degree of safety regarding timely payment is either overwhelming or very strong.” Commercial paper with “overwhelming safety characteristics” will be rated “A-1+”. Commercial paper receiving a “P-2” rating has a strong capacity for repayment of short-term promissory obligations. Commercial paper rated “A-2” has the capacity for timely payment although the relative degree of safety is not as overwhelming as for issues designated “A-1”.

Municipal Leases

Municipal leases are instruments, or participations in instruments, issued in connection with lease obligations or installment purchase contract obligations of municipalities. Although municipal lease obligations do not constitute general obligations of the issuing municipality, a lease obligation is ordinarily backed by the municipality’s covenant to budget for, appropriate funds for, and make the payments due under the lease obligation. However, certain lease obligations contain “non-appropriation” clauses, which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose in the relevant years. Municipal lease obligations will be treated as liquid only if they satisfy criteria set forth in guidelines established by the Board of Trustees, and there can be no assurance that a market will exist or continue to exist for any municipal lease obligation.

Municipal Notes

Municipal notes are generally sold as interim financing in anticipation of the collection of taxes, a bond sale or receipt of other revenue. Municipal notes generally have maturities at the time of issuance of one year or less. Investments in municipal notes are limited to notes which are rated at the date of purchase: (i) MIG 1 or MIG 2 by Moody’s and in a comparable rating category by at least one other nationally recognized statistical rating organization that has rated the notes, or (ii) in a comparable rating category by only one such organization, including Moody’s, if it is the only organization that has rated the notes, or (iii) if not rated, are, in the opinion of the Adviser, of comparable investment quality and within the credit quality policies and guidelines established by the Board of Trustees.

Notes rated “MIG 1” are judged to be of the “best quality” and carry the smallest amount of investment risk. Notes rated “MIG 2” are judged to be of “high quality, with margins of protection ample although not as large as in the preceding group”.

Non-U.S. Securities

The GTA Fund will invest in non-U.S. securities. Investors should recognize that investing in the securities of non-U.S. issuers generally, and particularly in emerging and frontier market issuers, involves special considerations which are not typically associated with investing in securities of U.S. issuers. Investments in securities of non-U.S. issuers may involve risks arising from differences between U.S. and non-U.S. securities markets, including less volume, much greater price volatility in and relative illiquidity of non-U.S. securities markets, different trading and settlement practices, and less governmental supervision and regulation, from changes in currency exchange rates, from high and volatile rates of inflation, from economic, social and political conditions and, as with domestic multinational corporations, from fluctuating interest rates.

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Since most non-U.S. securities are denominated in non-U.S. currencies or traded primarily in securities markets in which settlements are made in non-U.S. currencies, the value of these investments and the net investment income available for distribution to shareholders of the GTA Fund may be affected favorably or unfavorably by changes in currency exchange rates or exchange control regulations. To the extent the GTA Fund purchases securities denominated in non-U.S. currencies, a change in the value of any such currency against the U.S. dollar will result in a change in the U.S. dollar value of the GTA Fund’s assets and the GTA Fund’s income available for distribution. The GTA Fund’s foreign currency transactions may give rise to ordinary income or loss for U.S. federal income tax purposes, to the extent such income or loss results from fluctuations in the value of the foreign currency. See “TAXES.”

In addition, even though the GTA Fund’s income may be received or realized in foreign currencies, the GTA Fund will be required to compute and distribute its income in U.S. dollars. Therefore, if the value of a currency relative to the U.S. dollar declines after the GTA Fund’s income has been earned in that currency, translated into U.S. dollars and declared as a dividend, but before payment of such dividend, the GTA Fund could be required to liquidate portfolio securities to pay such dividend. Similarly, if the value of a currency relative to the U.S. dollar declines between the time the GTA Fund incurs expenses or other obligations in U.S. dollars in order to pay such expenses in U.S. dollars will be greater than the equivalent amount in such currency of such expenses at the time they were incurred.

Certain markets are in only the earliest stages of development. There is also a high concentration of market capitalization and trading volume in a small number of issuers representing a limited number of industries, as well as a high concentration of investors and financial intermediaries. Many of such markets also may be affected by developments with respect to more established markets in the region. Brokers in non-U.S. and emerging/frontier market countries typically are fewer in number and less capitalized than brokers in the United States. These factors, combined with the U.S. regulatory requirements for open-end investment companies and the restrictions on foreign investment, may have an adverse impact on the investment performance of the GTA Fund to the extent the GTA Fund invests in these markets. There generally is less governmental supervision and regulation of exchanges, brokers and issuers in non-U.S. countries than there is in the United States. For example, there may be no comparable provisions under certain non-U.S. laws to insider trading and similar investor protection securities laws that apply with respect to securities transactions consummated in the United States. Further, brokerage commissions and other transaction costs on non-U.S. securities exchanges, particularly in frontier markets, generally are higher than in the United States. With respect to investments in certain emerging market countries, less comprehensive legal systems may have an adverse impact on the GTA Fund. For example, while the potential liability of a shareholder in a U.S. corporation with respect to acts of the corporation is generally limited to the amount of the shareholder’s investment, the notion of limited liability is less clear in emerging market countries. Similarly, the rights of investors in emerging market companies may be more limited than those of shareholders of U.S. corporations.

Other risks associated with investments in non-U.S. securities include the possible imposition of foreign withholding taxes on certain amounts of the GTA Fund’s income which may reduce the net return on non-U.S. investments as compared to income received from a U.S. issuer, the possible seizure or nationalization of foreign assets and the possible establishment of exchange controls, expropriation, confiscatory taxation, other foreign governmental laws or restrictions which might affect adversely payments due on securities held by the GTA Fund, the lack of extensive operating experience of eligible foreign sub-custodians, and legal limitations on the ability of the GTA Fund to recover assets held in custody by a foreign sub-custodian in the event of the sub-custodian’s bankruptcy.

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In addition, there may be less publicly-available information about a non-U.S. issuer than about a U.S. issuer, and non-U.S. issuers may not be subject to the same accounting, auditing and financial record-keeping standards and requirements as U.S. issuers. In particular, the assets and profits appearing on the financial statements of an emerging or frontier market country issuer may not reflect its financial position or results of operations in the way they would be reflected had the financial statements been prepared in accordance with U.S. generally accepted accounting principles. In addition, for an issuer that keeps accounting records in local currency, inflation accounting rules may require, for both tax and accounting purposes, that certain assets and liabilities be restated on the issuer’s balance sheet in order to express items in terms of currency of constant purchasing power. Inflation accounting may indirectly generate losses or profits. Consequently, financial data may be materially affected by restatements for inflation and may not accurately reflect the real condition of those issuers and securities markets. Finally, in the event of a default of any such foreign obligations, it may be more difficult for the GTA Fund to obtain or enforce a judgment against the issuers of such obligations. The manner in which foreign investors may invest in companies in certain emerging and frontier market countries, as well as limitations on such investments, also may have an adverse impact on the operations of the GTA Fund to the extent the GTA Fund invests in those markets. For example, the GTA Fund may be required in certain of such countries to invest initially through a local broker or other entity and then have the shares purchased re-registered in the name of the GTA Fund. Re-registration may in some instances not be able to occur on a timely basis, resulting in a delay during which the GTA Fund may be denied certain of its rights as an investor.

Non-U.S. markets have different clearance and settlement procedures, and in certain markets there have been times when settlements have failed to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Further, satisfactory custodial services for investment securities may not be available in some countries having smaller emerging markets, which may result in the GTA Fund incurring additional costs and delays in transporting and custodying such securities outside such countries. Delays in settlement or other problems could result in periods when assets of the GTA Fund are uninvested and no return is earned thereon. The inability of the GTA Fund to make intended security purchases due to settlement problems or the risk of intermediary counterparty failures could cause the GTA Fund to miss attractive investment opportunities. The inability to dispose of a portfolio security due to settlement problems could result either in losses to the GTA Fund due to subsequent declines in the value of such portfolio security or, if the GTA Fund has entered into a contract to sell the security, could result in possible liability to the purchaser.

Non-U.S. Sub-custodians

Rules adopted under the 1940 Act permit each Fund to maintain its non-U.S. securities and cash in the custody of certain eligible non-U.S. banks and securities depositories.

Certain banks in non-U.S. countries may not be eligible sub-custodians for a Fund, in which event a Fund may be precluded from purchasing securities in certain non-U.S. countries in which it otherwise would invest or which may result in a Fund’s incurring additional costs and delays in providing transportation and custody services for such securities outside of such countries. A Fund may encounter difficulties in effecting, on a timely basis, portfolio transactions with respect to any securities of issuers held outside their countries. Other banks that are eligible non-U.S. sub-custodians may be recently organized or otherwise lack extensive operating experience. In addition, in certain countries there may be legal restrictions or limitations on the ability of a Fund to recover assets held in custody by non-U.S. sub-custodians in the event of the bankruptcy of the sub-custodian.

Options

In addition to the options on instruments and indices described in this SAI, the Kansas Fund reserves the right to purchase or sell options on other instruments and indices and those which may be developed in the future to the extent consistent with applicable law, the Kansas Fund’s investment objective and the restrictions set forth herein.

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A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the writer of the option the obligation to buy (if the option is exercised), the underlying security, index, currency or other instrument at the exercise price. If the Kansas Fund were to purchase a put option on a security, for example, it might do so in an attempt to protect its holdings in the underlying instrument (or, in some cases, a similar instrument) against a substantial decline in the market value of such instrument by giving the Fund the right to sell the instrument at the option exercise price. A call option, upon payment of a premium, gives the purchaser of the option the right to buy (if the option is exercised), and the seller the obligation to sell, the underlying instrument at the exercise price. If the Kansas Fund were to purchase a call option on a security, index, currency or other instrument, for example, it might do so in an attempt to protect the Fund against an increase in the price of the underlying instrument that it intends to purchase in the future by fixing the price at which it may purchase the instrument. An “American” style put or call option may be exercised at any time during the option period, whereas a “European” style put or call option may be exercised only upon expiration or during a fixed period prior to expiration. Exchange-listed options are issued by a regulated intermediary such as the Options Clearing Corporation (“OCC”), which guarantees the performance of the obligations of the parties to the options.

The Kansas Fund may purchase put and call options or write “covered” put and call options on stock indices, interest rates and currencies in order to hedge against adverse market shifts or to potentially increase income or gain. In addition, the Kansas Fund may utilize options on currencies in order to hedge against currency exchange rate risks or to gain exposure to one or more currencies. A call option written by a Fund is “covered” so long as the Fund owns: (i) the underlying investment subject to the option; (ii) securities convertible or exchangeable without the payment of any consideration into the securities subject to the option; or (iii) a call option on the relevant security or currency with an exercise price no higher than the exercise price on the call option written. A put option written by a Fund is “covered” if the Fund either (a) designates on its or its custodian records liquid securities having a value at least equal to the exercise price of the underlying investment or (b) has certain offsetting puts. Parties to options transactions must make certain payments and/or set aside certain amounts of assets in connection with each transaction.

If the Kansas Fund writes a call, the Fund will generally limit its opportunity to profit from an increase in the market value of the underlying investment above the exercise price of the option for as long as the Fund’s obligation as writer of the option continues. If a Fund writes a put, the Fund will generally limit its opportunity to profit from a decrease in the market value of the underlying investment below the exercise price of the option for as long as the Fund’s obligation as writer of the option continues. Upon the exercise of a put option written by the Fund, the Fund may suffer an economic loss equal to the difference between the price at which the Fund is required to purchase the underlying investment and its market value at the time of the option exercise, less the premium received for writing the option. Upon the exercise of a call option written by a Fund, the Fund may suffer an economic loss equal to an amount not less than the Fund’s acquisition cost of the investment underlying the option, less the sum of the premium received for writing the option and the exercise price paid to the Fund.

The Kansas Fund may choose to exercise the options it holds, permit them to expire or terminate them prior to their expiration by entering into closing transactions. The Fund may enter into a closing purchase transaction in which the Fund purchases an option having the same terms as the option it had written or a closing sale transaction in which the Fund sells an option having the same terms as the option it had purchased.

Exchange-listed options on securities and currencies, with certain exceptions, generally settle by physical delivery of the underlying security or currency, although in the future, cash settlement may become available. Frequently, rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option. Index options are cash settled for the net amount, if any, by which the option is “in-the-money” (that is, the amount by which the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised.

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OTC options are purchased from or sold to securities dealers, financial institutions or other parties (collectively referred to as “counterparties” and individually referred to as a “counterparty”) through a direct bilateral agreement with the counterparty. In contrast to exchange-listed options, which generally have standardized terms and performance mechanics, the terms of an OTC option, including such terms as method of settlement, term, exercise price, premium, guaranties and security, are determined by negotiation of the parties.

Unless the parties provide for it, no central clearing or guaranty function is involved in an OTC option. As a result, if a counterparty fails to make or take delivery of the security, currency or other instrument underlying an OTC option it has entered into with the Kansas Fund or fails to make a cash settlement payment due in accordance with the terms of that option, the Fund will lose any premium it paid for the option as well as any anticipated benefit of the transaction. Thus, the Adviser must assess the creditworthiness of each such counterparty or any guarantor or credit enhancement of the counterparty’s credit to determine the likelihood that the terms of the OTC option will be met.

If the Kansas Fund sells a call option, the premium that it receives may serve as a partial hedge, to the extent of the option premium, against a decrease in the value of the underlying securities or instruments held by the Fund or will increase the Fund’s income. Similarly, the sale of put options can also provide gains for a Fund. The Fund may purchase and sell call options on securities that are traded on U.S. and foreign securities exchanges and in the OTC markets, and on securities indices and currencies. All calls sold by a Fund must be “covered” (that is, the Fund must own the securities subject to the call) or must otherwise meet the asset segregation requirements described below for so long as the call is outstanding. Even though the Fund will receive the option premium to help protect it against loss, use of options could result in losses to the Fund, force the purchase or sale of portfolio securities at inopportune times or for prices higher or lower than current market values, or cause the Fund to hold a security it might otherwise sell or sell a security it might otherwise hold.

The Kansas Fund’s ability to close out its position as a purchaser or seller of an OCC-issued or exchange-listed put or call option is dependent, in part, upon the liquidity of the particular option market. Among the possible reasons for the absence of a liquid option market on an exchange are: (i) insufficient trading interest in certain options; (ii) restrictions on transactions imposed by an exchange; (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities, including reaching daily price limits; (iv) interruption of the normal operations of the OCC or an exchange; (v) inadequacy of the facilities of an exchange or the OCC to handle current trading volume; or (vi) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the relevant market for that option on that exchange would cease to exist, although any such outstanding options on that exchange would continue to be exercisable in accordance with their terms.

The hours of trading for listed options may not coincide with the hours during which the underlying financial instruments are traded. To the extent that the option markets close before the markets for the underlying financial instruments, significant price and rate movements can take place in the underlying markets that would not be reflected in the corresponding option markets.

Options on Stocks and Stock Indices. The Kansas Fund may purchase put and call options and write covered put and call options on stocks and stock indices in order to hedge against movements in the equity markets or to potentially increase income or gain to the Fund. In addition, the Kansas Fund may purchase options on stocks that are traded over-the-counter. Options on stock indices are similar to options on specific securities. However, because options on stock indices do not involve the delivery of an underlying security, the option represents the holder’s right to obtain from the writer cash in an amount equal to a fixed multiple of the amount by which the exercise price exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying stock index on the exercise date. Options are also traded in certain industry or market segment indices. Stock index options are subject to position and exercise limits and other regulations imposed by the exchange on which they are traded.

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For example, a purchase of a call option on a stock index could be used as a hedge against an increase in prices of particular equity securities a Fund wanted ultimately to buy if the Adviser expected general stock market prices to rise. If the stock index does rise, the price of the particular equity securities intended to be purchased may also increase, but that increase should be offset in part by the increase in the value of a Fund’s index option resulting from the increase in the index. On the other hand, a purchase of a put option on the index could be used if the Adviser expected general stock market prices to decline. If that index does decline, the value of some or all of the equity securities in a Fund’s portfolio may also be expected to decline, but that decrease would be offset in part by the increase in the value of the Fund’s position in such put option.

Other Investment Companies (excluding ETFs)

Each Fund may invest in shares of other investment companies, including open-end investment companies, subject to limits prescribed by the 1940 Act. These investment companies typically incur fees that are separate from those fees incurred directly by a Fund. A Fund’s purchase of such investment company securities results in the layering of expenses, such that shareholders would indirectly bear a proportionate share of the operating expenses of such investment companies, including advisory fees, in addition to paying Fund expenses. No adjustments will be made to the advisory fee with respect to assets of a Fund invested in such investment companies.

A Fund’s investment in other investment companies may include securities of closed-end investment companies investing in foreign securities. A Fund will invest in closed-end investment companies only in furtherance of their investment objectives. Growth in appreciation and dividends in foreign markets sometimes occurs at a faster rate than in domestic markets. The ability of a Fund to invest in closed-end investment companies that invest in foreign securities provides, indirectly, greater variety and added expertise with respect to investments in foreign markets than if the Fund invested directly in such markets. Such companies themselves, however, may have policies that are different from those of a Fund.

A Fund’s investment in other investment companies may also include shares of ETFs, which are described elsewhere in this section under the heading “Exchange-Traded Funds (“ETFs”) and Other Similar Instruments.”

Preferred Stock

Preferred stocks, like debt obligations, are generally fixed-income securities. Shareholders of preferred stocks normally have the right to receive dividends at a fixed rate when and as declared by the issuer’s board of directors, but do not participate in other amounts available for distribution by the issuing corporation. Dividends on the preferred stock may be cumulative, and generally all cumulative dividends must be paid prior to common shareholders receiving any dividends. Because, as a general matter, preferred stock dividends must be paid before common stock dividends, preferred stocks generally entail less risk than common stocks. Upon liquidation, preferred stocks are generally entitled to a specified liquidation preference, which is generally the same as the par or stated value and are senior in right of payment to common stock. Preferred stocks are, however, equity securities in the sense that they do not represent a liability of the issuer and, therefore, do not offer as great a degree of protection of capital or assurance of continued income as investments in corporate debt securities. In addition, preferred stocks are subordinated in right of payment to all debt obligations and creditors of the issuer, and convertible preferred stocks may be subordinated to other preferred stock of the same issuer.

Repurchase Agreements

The Kansas Fund may enter into repurchase agreements. A repurchase agreement is a transaction in which the seller of a security commits itself at the time of sale to repurchase that security from the buyer at a mutually agreed upon time and price. The resale price is in excess of the purchase price and reflects an agreed-upon market interest rate unrelated to the coupon rate on the purchased security. Such transactions afford the opportunity to earn a return on temporarily available cash at relatively low market risk. When the Kansas Fund enters into a repurchase agreement, the Adviser will monitor the value of the securities underlying the repurchase agreement at the time the transaction is entered into and at all times during the term of the repurchase agreement to ensure that the value of the securities always equals or exceeds the repurchase price. The Kansas Fund will require that additional securities be deposited if the value of the securities purchased decreases below their resale price and does not bear the risk of a decline in the value of the underlying security unless the seller defaults under the repurchase obligation.

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While the underlying security may be a bill, certificate of indebtedness, note or bond issued by an agency, authority or instrumentality of the U.S. government, the obligation of the seller is not guaranteed by the U.S. government and there is a risk that the seller may fail to repurchase the underlying security. In such event, the Kansas Fund would attempt to exercise rights with respect to the underlying security, including possible disposition in the market. However, the Kansas Fund may be subject to various delays and risks of loss, including (i) possible declines in the value of the underlying security during the period while the Kansas Fund seeks to enforce its rights thereto, (ii) possible reduced levels of income and lack of access to income during this period, and (iii) inability to enforce rights and the expenses involved in the attempted enforcement.

Repurchase agreements with maturities of more than seven days will be treated as illiquid securities.

Reverse Repurchase Agreements

The Kansas Fund may enter into “reverse” repurchase agreements to avoid selling securities during unfavorable market conditions to meet redemptions. Pursuant to a reverse repurchase agreement, the Kansas Fund sells portfolio securities and agree to repurchase them from the buyer at a particular date and price. Whenever the Kansas Fund enters into a reverse repurchase agreement, it will establish a segregated account in which it will maintain liquid assets in an amount at least equal to the repurchase price marked to market daily (including accrued interest), and will subsequently monitor the account to ensure that such equivalent value is maintained. The Kansas Fund will pay interest on amounts obtained pursuant to reverse repurchase agreements. Reverse repurchase agreements are considered to be borrowings by the Kansas Fund. See “Borrowing” above.

Restricted Securities and Securities with Limited Trading Markets (Rule 144A)

Each Fund may purchase securities for which there is a limited trading market or which are subject to restrictions on resale to the public. If a Fund were to acquire substantial positions in securities with limited trading markets, the activities of the Fund could have an adverse effect upon the liquidity and marketability of such securities and the Fund might not be able to dispose of its holdings in those securities at then current market prices. Circumstances could also exist (to satisfy redemptions, for example) when portfolio securities might have to be sold by a Fund at times which otherwise might be considered to be disadvantageous so that the Fund might receive lower proceeds from such sales than it had expected to realize. Investments in securities which are “restricted” may involve added expenses to a Fund should the Fund be required to bear registration costs with respect to such securities and could involve delays in disposing of such securities which might have an adverse effect upon the price and timing of sales of such securities and the liquidity of the Fund with respect to redemptions. Restricted securities and securities for which there is a limited trading market may be significantly more difficult to value due to the unavailability of reliable market quotations for such securities, and investment in such securities may have an adverse impact on net asset value. Each Fund may purchase Rule 144A securities for which there may be a secondary market of qualified institutional buyers as contemplated by Rule 144A under the Securities Act of 1933, as amended (the “1933 Act”). Liquidity determinations with respect to Rule 144A securities will be made by the Board of Trustees or by the Adviser pursuant to guidelines established by the Board. A Fund’s holdings of Rule 144A securities which are considered liquid securities will not be subject to the Fund’s applicable limitation on investments in illiquid securities.

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Securities Related Issuers

The 1940 Act limits each Fund’s ability to invest in any equity security of an issuer which, in its most recent fiscal year, derived more than 15% of its revenues from “securities related activities,” as defined by the rules thereunder. These provisions may also restrict a Fund’s investments in certain non-U.S. banks and other financial institutions.

Short Sales

The Kansas Fund may make short sales of securities consistent with its strategies. A short sale is a transaction in which the Kansas Fund sells a security it does not own in anticipation that the market price of that security will decline.

When the Kansas Fund makes a short sale, it must borrow the security sold short and deliver a security equal in value to the security sold short to the broker-dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the sale. The Kansas Fund may have to pay a fee to borrow particular securities and may be obligated to pay over any accrued interest and dividends on such borrowed securities.

If the Kansas Fund sells a security short and the price of the security increases between the time of the short sale and the time that the Kansas Fund replaces the borrowed security, the Kansas Fund will incur a loss; conversely, if the price declines, the Kansas Fund will realize a capital gain. Any gain will be decreased, and any loss increased, by the transaction costs described above. The successful use of short selling may be adversely affected by imperfect correlation between movements in the price of the security sold short and the securities being hedged.

To the extent that the Kansas Fund engages in short sales, it will provide collateral to the broker-dealer and (except in the case of short sales “against the box”) will maintain additional asset coverage in the form of segregated or “earmarked” assets that the Adviser determines to be liquid in accordance with procedures established by the Board of Trustees and that is equal to the current market value of the securities sold short until the Kansas Fund replaces the borrowed security. A short sale is “against the box” to the extent that the Kansas Fund contemporaneously owns, or has the right to obtain at no added cost, securities identical to those sold short. The Kansas Fund may engage in short selling to the extent permitted by the federal securities laws and rules and interpretations thereunder. To the extent the Kansas Fund engages in short selling in foreign (non-U.S.) jurisdictions, the Kansas Fund will do so to the extent permitted by the laws and regulations of such jurisdiction.

Temporary or Defensive Positions

Each Fund may depart from its principal investment strategies to meet redemption requests in response to adverse market, economic or political conditions by taking temporary or defensive positions by investing some or all of its assets in cash and/or cash equivalent securities or invest in other securities that the Adviser believes are less risky than those normally invested in by the Fund.

For example, the GTA Fund may invest, to a greater extent than it normal, in U.S. securities to prevent anticipated loses by the GTA Fund or may invest all of its assets in cash or cash equivalents. Cash equivalent securities include, but are not limited to, obligations of the U.S. government or by its agencies or instrumentalities, money market fund shares, commercial paper, certificates of deposit and/or banker’s acceptances, as well as other interest bearing or discount obligations or debt instruments that carry an investment grade rating by a national rating agency. If a Fund invests all or a majority of its assets in cash or cash equivalents it will not achieve its investment objective.

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Segregated and Other Special Accounts

To the extent a Fund uses certain types of derivatives, the Fund will be required, among other things, to Fund designate liquid assets to cover its obligations under the derivative to the extent the Fund’s obligations are not otherwise “covered” through ownership of the underlying security, financial instrument or currency or otherwise. In general, either the full amount of any obligation by a Fund to pay or deliver securities or assets must be covered at all times by the securities, instruments or currency required to be delivered, or, subject to any regulatory restrictions, an amount of liquid assets at least equal to the current amount of the obligation must be designated. A call option on securities written by a Fund, for example, will require the Fund to hold the securities subject to the call (or securities convertible into the needed securities without additional consideration) or to designate liquid securities sufficient to purchase and deliver the securities if the call is exercised. A call option sold by a Fund on an index will require the Fund to own portfolio securities that correlate with the index or to segregate liquid securities equal to the excess of the index value over the exercise price on a current basis. A put option on securities written by a Fund will require the Fund to designate liquid securities equal to the exercise price.

Certain options, including those on securities, currency, financial instruments or indices, and OCC-issued and exchange-listed index options may provide for cash settlement or for physical delivery.

Derivatives may be covered by means other than those described above when consistent with applicable regulatory policies. Each Fund may also enter into offsetting transactions so that its combined position, coupled with any segregated assets, equals its net outstanding obligation in related derivatives. A Fund could purchase a put option, for example, if the strike price of that option is the same as or higher than the strike price of a put option sold by the Fund. Moreover, instead of designating assets if it holds a forward contract, a Fund could purchase a put option on the same forward contract with a strike price as high as or higher than the price of the contract held. Other derivatives may also be offset in combinations. If the offsetting transaction terminates at the time of or after the primary transaction, no segregation is required, but if it terminates prior to that time, assets equal to any remaining obligation would need to be segregated.

U.S. Government Securities

Each Fund may invest without limit in securities issued or guaranteed by the U.S. government or by its agencies or instrumentalities. U.S. government securities in general include a wide variety of U.S. Treasury obligations consisting of bills, notes and bonds, which principally differ only in their interest rates, maturities and times of issuance. Securities issued or guaranteed by U.S. government agencies and instrumentalities are debt securities issued by agencies or instrumentalities established or sponsored by the U.S. government and may be backed only by the credit of the issuing agency or instrumentality. A Fund will invest in such obligations only where the Adviser is satisfied that the credit risk with respect to the issuer is minimal.

Securities issued by the U.S. Treasury generally do not involve the credit risks associated with investments in other types of fixed-income securities, although, as a result, the yields available from these securities are generally lower than the yields available from corporate fixed-income securities. Like other debt securities, however, the values of U.S. government securities change as interest rates fluctuate, which could affect a Fund’s net asset value. Under certain market conditions a Fund may, for temporary defensive purposes, accept lower current income from short-term investments rather than investing in higher yielding long-term securities. Some U.S. government securities (such as Fannie Maes and Freddie Macs) are guaranteed as to the payment of principal and interest by the relevant entity (e.g., FNMA or FHLMC) but are not backed by the full faith and credit of the U.S. government. Therefore, the securities would generally be neither issued nor guaranteed by the U.S. Treasury.

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CMOs and MBS Derivatives

The collateralized mortgage obligation (“CMO”) and stripped mortgage-backed securities (“MBS”) markets were developed specifically to reallocate the various risks inherent in MBS across various bond classes (“tranches”). For example, CMO “companion” classes typically experience much greater average life variability than other CMO classes or MBS pass-throughs. Interest-only pass-through securities experience greater yield variability relative to changes in prepayments. “Inverse floaters” experience greater variability of returns relative to changes in interest rates. To the extent that a Fund concentrates its investments in these or other “derivative” securities, the prepayment risks, interest rate risks, and hedging risks associated with such securities will be severely magnified.

Warrants and Rights

Each Fund may invest in warrants and rights. Warrants are securities that are usually issued together with a debt security or preferred stock and that give the holder the right to buy a proportionate amount of common stock at a specified price until a stated expiration date. Buying a warrant generally can provide a greater potential for profit or loss than an investment of equivalent amounts in the underlying common stock. The market value of a warrant does not necessarily move with the value of the underlying securities. If a holder does not sell the warrant, it risks the loss of its entire investment if the market price of the underlying security does not, before the expiration date, exceed the exercise price of the warrant. Investing in warrants is a speculative activity. Warrants pay no dividends and confer no rights (other than the right to purchase the underlying securities) with respect to the assets of the issuer. A right is a privilege granted, typically to existing shareholders of a corporation, to subscribe for shares of a new issue of stock before it is issued. Rights normally have a short life, usually two to four weeks, may be freely transferable and generally entitle the holder to buy the new common stock at a lower price than the public offering price.

Zero-Coupon Securities, Pay-In-Kind Bonds and Deferred Payment Securities

Each Fund may invest in zero-coupon securities, pay-in-kind bonds and deferred payment securities. Zero-coupon securities are debt securities that pay no cash income but are sold at substantial discounts from their value at maturity. When a zero-coupon security is held to maturity, its entire return, which consists of the amortization of discount, comes from the difference between its purchase price and its maturity value. This difference is known at the time of purchase, so that investors holding zero-coupon securities until maturity know at the time of their investment what the expected return on their investment will be. Zero-coupon securities may have conversion features. Each Fund also may purchase pay-in-kind bonds. Pay-in-kind bonds pay all or a portion of their interest in the form of debt or equity securities. Deferred payment securities are securities that remain zero-coupon securities until a predetermined date, at which time the stated coupon rate becomes effective and interest becomes payable at regular intervals.

Zero-coupon securities, pay-in-kind bonds and deferred payment securities tend to be subject to greater price fluctuations in response to changes in interest rates than are ordinary interest-paying debt securities with similar maturities. The value of zero-coupon securities appreciates more during periods of declining interest rates and depreciates more during periods of rising interest rates than ordinary interest-paying debt securities with similar maturities. Zero-coupon securities, pay-in-kind bonds and deferred payment securities may be issued by a wide variety of corporate and governmental issuers. Although these instruments are generally not traded on a national securities exchange, they are widely traded by brokers and dealers and, to such extent, will not generally be considered illiquid for the purposes of a Fund’s limitation on investments in illiquid securities.

Current U.S. federal income tax law requires the holder of a zero-coupon security, certain pay-in-kind bonds, deferred payment securities and certain other securities acquired at a discount to accrue income with respect to these securities prior to the receipt of cash payments. Accordingly, to avoid liability for U.S. federal income and excise taxes, a Fund may be required to distribute income accrued with respect to these securities and may have to dispose of portfolio securities under disadvantageous circumstances in order to generate cash to satisfy these distribution requirements. See “TAXES.”

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INVESTMENT LIMITATIONS

The following restrictions apply to each Fund. Unless otherwise indicated, only Investment Restriction Nos. 2, 3, 4, 6, 7, 11 and 15 are fundamental policies of the Funds, which can be changed only when permitted by law and approved by a majority of the Funds’ outstanding voting securities. The nonfundamental investment restrictions can be changed by approval of a majority of the Board of Trustees. A “majority of the outstanding voting securities” means the lesser of (i) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are represented in person or by proxy, or (ii) more than 50% of the outstanding shares.

Each Fund, except as indicated, may not:

1. Invest more than 15% of the value of its net assets in investments that are illiquid;

2. Borrow money or pledge, mortgage or hypothecate its assets, except that a Fund may enter into reverse repurchase agreements or borrow from banks up to 33-1/3% of the current value of its net assets for temporary or emergency purposes or to meet redemptions. Each Fund has adopted a nonfundamental policy to limit such borrowing to 10% of its net assets and those borrowings may be secured by the pledge of not more than 15% of the current value of its total net assets (but investments may not be purchased by the Fund while any such borrowings exist), except as permitted by the1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction;

3. Issue senior securities, except insofar as a Fund may be deemed to have issued a senior security in connection with any repurchase agreement or any permitted borrowing, except as permitted by the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction;

4. Make loans, except as permitted by the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction;

5. The Funds may invest in securities issued by other investment companies that invest in the types of securities in which the particular Fund itself is permitted to invest. The Funds may not invest in securities of any registered investment company, except to the extent permitted under the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction or exemptive orders;

6. Invest in real property (including limited partnership interests but excluding real estate investment trusts and master limited partnerships, debt obligations secured by real estate or interests therein, and securities issued by other companies that invest in real estate or interest therein); invest in physical commodities, except that the Funds may invest in currency and financial instruments and contracts in accordance with its investment objective and policies, including, without limitation, structured notes, futures contracts, swaps, options on commodities, currencies, swaps and futures, ETFs, investment pools and other instruments, regardless of whether such instrument is considered to be a commodity;

7. Engage in the business of underwriting securities of other issuers, except to the extent that the disposal of an investment position may technically cause it to be considered an underwriter as that term is defined under the 1933 Act;

8. Sell securities short, except to the extent that a Fund contemporaneously owns or has the right to acquire at no additional cost securities identical to those sold short;

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9. Except with respect to the American Independence Global Tactical Allocation Fund, purchase securities on margin, except that a Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities;

10. Except with respect to the American Independence Global Tactical Allocation Fund, purchase or retain the securities of any issuer, if those individual officers and Trustees of the Trust, the Adviser, or the Distributor, each owning beneficially more than 1/2 of 1% of the securities of such issuer, together own more than 5% of the securities of such issuer;

11. Purchase a security if, as a result, more than 25% of the value of its total assets would be invested in securities of one or more issuers conducting their principal business activities in the same industry, provided that (a) this limitation shall not apply to obligations issued or guaranteed by the U.S. Government or its agencies and instrumentalities; (b) wholly-owned finance companies will be considered to be in the industries of their parents; and (c) utilities will be divided according to their services. For example, gas, gas transmission, electric and gas, electric, and telephone will each be considered a separate industry;

12. Except with respect to the American Independence Global Tactical Allocation Fund, invest more than 5% of its net assets in warrants which are unattached to securities, included within that amount, no more than 2% of the value of the Fund’s net assets, may be warrants which are not listed on a U.S. stock exchange;

13. Write, purchase or sell puts, calls or combinations thereof, except that the Funds may purchase or sell puts and calls as otherwise described in the Prospectus or SAI; however, the Funds will invest no more than 5% of its total assets in these classes of securities for purposes other than bona fide hedging;

14. Except with respect to the American Independence Global Tactical Allocation Fund, invest more than 5% of the current value of its total assets in the securities of companies which, including predecessors, have a record of less than three years’ continuous operation (except (a) obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities or (b) municipal securities which are rated by at least two NRSRO’s or determined by the Adviser to be of a comparable rating), provided each Fund may invest all or a portion of its assets in another open-end management investment company or ETF with substantially the same investment objective, policies and investment restrictions as the Fund; or

15. Except with respect to the American Independence Kansas Tax-Exempt Bond Fund, which is a non-diversified fund, with respect to 75% of its assets, purchase a security if as a result, (a) more than 5% of its total assets would be invested in any one issuer other than the U.S. Government or its agencies or instrumentalities, or (b) a Fund would own more than 10% of the outstanding voting securities of such issuers.

As a matter of fundamental policy, notwithstanding any limitation otherwise noted, each Fund is authorized to seek to achieve its investment objectives by investing all of its investable assets in an investment company having substantially the same investment objectives and policies as the Fund subject to the 1940 Act.

Except as set forth in the investment limitation on borrowing and the investment limitation on illiquid securities, if a percentage restriction on investment policies or the investment or use of assets set forth in the Prospectus or SAI are adhered to at the time a transaction is effected, later changes in percentage resulting from changing assets values will not be considered a violation. If events subsequent to a transaction result in the Fund exceeding the percentage limitation on illiquid securities, the Adviser or Sub-Adviser will take appropriate steps to reduce the percentage held in illiquid securities, as may be required by law, within a reasonable amount of time.

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It is the intention of the Funds, unless otherwise indicated, that with respect to the Funds’ policies that are the result of the application of law the Funds will take advantage of the flexibility provided by rules or interpretations of the SEC currently in existence or promulgated in the future or changes to such laws.

The following interpretation applies to, but is not part of, this fundamental restriction for the GTA Fund. Investment companies are not considered an industry for purposes of this restriction. The Fund may invest in ETFs that may concentrate their assets in one or more industries. The GTA Fund will consider the concentration of such ETFs in determining compliance with this fundamental restriction.

PORTFOLIO TURNOVER

Purchases and sales of portfolio securities may be made as considered advisable by the Adviser in the best interests of the shareholders. Each Fund’s portfolio turnover rate may vary from year to year, as well as within a year, as a result of the Fund’s actively-managed strategy. Each Fund’s distributions of any net short-term capital gains realized from portfolio transactions are taxable to shareholders as ordinary income. In addition, higher portfolio turnover rates can result in corresponding increases in portfolio transaction costs for the Fund. See “PORTFOLIO TRANSACTIONS AND BROKERAGE” in this SAI.

For reporting purposes, each Fund’s portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the fiscal year by the monthly average of the value of the portfolio securities owned by a Fund during the fiscal year. In determining such portfolio turnover, all securities whose maturities at the time of acquisition were one year or less are excluded. A 100% portfolio turnover rate would occur, for example, if all of the securities in a Fund’s investment portfolio (other than short-term money market securities) were replaced once during the fiscal year. Portfolio turnover will not be a limiting factor should the Adviser or Sub-Adviser deem it advisable to purchase or sell securities.

The following table summarizes the portfolio turnover rates for each Fund for the fiscal years or period noted below:

Fund	For the Fiscal Year Ended September 30, 2018(1)	For the Fiscal Year Ended October 31, 2017(2)
American Independence Global Tactical Allocation Income Fund	193%	138%
American Independence Kansas Tax-Exempt Bond Fund	14%	9%

(1)	Effective September 24, 2018, the Funds reorganized into a new series of ALPS Series Trust. The Funds were previously advised by Manifold Fund Advisors, LLC. In connection with the merger, the fiscal year-end changed from October 31 to September 30.
(2)	The portfolio turnover rate reflects the prior fiscal year end of the Predecessor Funds.

DISCLOSURE OF PORTFOLIO HOLDINGS

This Policy sets forth the conditions under which Portfolio Holdings (defined below) data for the Trust on behalf of a Fund may be disclosed to Third Parties (defined below) (which may include the public) and Service Providers (defined below). No data about a Fund’s portfolio holdings may be disclosed except in accordance with this Policy.

Portfolio Holdings data includes, but is not limited to, the following information about a Fund: (i) specific securities held; (ii) industry sector breakdowns as a percentage of portfolio net assets; (iii) asset composition (e.g., equities versus bonds); (iv) U.S. versus foreign holdings percentage breakdowns and regional breakdowns (e.g., Asia, North America); and (v) top 10 portfolio holdings in order of position size, including percentage of portfolio.

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“Third Parties” or a “Third Party” means a person other than a Service Provider, an employee of a Service Provider, a Trustee of the Board of Trustees of the Trust, or an officer of the Trust.

“Service Providers” or a “Service Provider” includes, but is not limited to, the investment adviser, administrator, custodian, transfer agent, fund accountant, principal underwriter, software or technology service providers, pricing and proxy voting service providers, research and trading service providers, auditors, accountants, and legal counsel, or any other entity that has a need to know such information in order to fulfill their contractual obligations to provide services to the Fund.

Policy Overview

The Board has adopted, on behalf of each Fund, policies and procedures relating to disclosure of the Portfolio Holdings. These policies and procedures are designed to protect the confidentiality of the Portfolio Holdings’ information and to prevent the selective disclosure of such information. These policies and procedures may be modified at any time with the approval of the Board.

In order to protect each Fund from any trading practices or other use by a Third Party that could harm a Fund, Portfolio Holdings’ and other Fund-specific information must not be selectively released or disclosed except under the circumstances described below.

The Board of Trustees will periodically review the list of entities that have received Portfolio Holdings data prior to public dissemination, to ensure that the disclosure of the information was in the best interest of shareholders, identify any potential for conflicts of interest and evaluate the effectiveness of its current portfolio holding policy.

The identity of such entities is provided below:

Name of Recipient	Frequency of Holdings Disclosure	Information Lag	Date of Information	Date Provided to Recipients
Manifold Partners, LLC (Adviser)	Daily	None	Daily	Daily
Lee Capital Management, L.P. (Sub-Adviser)	Daily	None	Daily	Daily
Carret Asset Management, LLC (Sub-Adviser)	Daily	None	Daily	Daily
ALPS Fund Services, Inc. (Administrator)	Daily	None	Daily	Daily
INTRUST Bank, N.A (Custodian)	Daily	None	Daily	Daily
Cohen & Company, Ltd. (Independent Registered Public Accounting Firm)	As needed	None	As needed	As needed
Thompson Hine LLP (Independent Trustee Counsel)	As needed	None	As needed	As needed
Davis Graham & Stubbs LLP (Trust Counsel)	As needed	None	As needed	As needed

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Name of Recipient	Frequency of Holdings Disclosure	Information Lag	Date of Information	Date Provided to Recipients
Interactive Brokers Inc.	Daily	None	Daily	Daily
Factset	Daily	None	Daily	Daily
Electra	Daily	None	Daily	Daily
Advent Software, Inc.	Daily	None	Daily	Daily
Vision Computer Solutions	As needed	None	As needed	As needed
Broadridge Investor Communication Solutions, Inc.	As needed	None	As needed	As needed

Only officers of the Trust and their authorized agents, including, but not limited to, the Chief Compliance Officer of the Adviser, may approve the disclosure of a Fund’s Portfolio Holdings. Except as set forth under “Policy Exceptions” below, exceptions to this Policy may only be made if an officer of the Trust and its authorized agents, including, but not limited to, the Chief Compliance Officer of the Adviser, determines that the disclosure is being made for a legitimate business purpose and such disclosures must be documented and reported to the Board on a quarterly basis. In all cases, Third Parties and Service Providers are required to execute a non-disclosure agreement requiring the recipient to keep confidential any Portfolio Holdings data received and not to trade on the Confidential Portfolio Information (defined below) received. Neither the Trust nor its Service Providers (nor any persons affiliated with either) can receive any compensation or other consideration in connection with the sharing of the Fund’s Portfolio Holdings.

Disclosure of the Portfolio Holdings’ information that is not publicly available (“Confidential Portfolio Information”) may be made to Service Providers. In addition, to the extent permitted under applicable law, the investment adviser may distribute (or authorize the custodian or principal underwriter to distribute) Confidential Portfolio Information to a Fund’s relevant Service Providers and to facilitate the review of a Fund by certain mutual fund analysts and ratings agencies (such as Morningstar and Lipper Analytical Services) (“Rating Agencies”); provided that such disclosure is limited to the information that the Adviser believes is reasonably necessary in connection with the services to be provided. As noted above, except to the extent permitted under this Policy, Confidential Portfolio Information may not be disseminated for compensation or other consideration.

Before any disclosure of Confidential Portfolio Information to Service Providers or Rating Agencies is permitted, the Adviser’s Chief Compliance Officer (or persons designated by the Adviser’s Chief Compliance Officer) must determine in writing that, under the circumstances, the disclosure is being made for a legitimate business purpose. Furthermore, the recipient of Confidential Portfolio Information by a Service Provider or Rating Agency must be subject to a written confidentiality agreement that prohibits any trading upon the Confidential Portfolio Information or the recipient must be subject to professional or ethical obligations not to disclose or otherwise improperly use the information, such as would apply to independent registered public accounting firms or legal counsel.

The Adviser shall have primary responsibility for ensuring that the Portfolio Holdings’ information is disclosed only in accordance with this Policy. As part of this responsibility, the Adviser will maintain such internal policies and procedures as it believes are reasonably necessary for preventing the unauthorized disclosure of Confidential Portfolio Information.

Full Portfolio Holdings

The disclosure policy currently authorizes the quarterly dissemination of full portfolio holdings of a Fund with a fifteen (15) calendar day lag. Except as set forth in this Policy, the full holdings of a Fund will also be disclosed on a quarterly basis on forms required to be filed with the SEC as follows: (i) Portfolio Holdings as of the end of each fiscal year will be filed as part of the annual report filed on Form N-CSR; (ii) Portfolio Holdings as of the end of the first and third fiscal quarters will be filed in Form N-Q; and (iii) Portfolio Holdings as of the end of the second fiscal quarter will be filed as part of the semi-annual report filed on Form N-CSR. The Trust’s Form N-CSRs and Form N-Qs are available free of charge on the SEC’s website at www.sec.gov. Portfolio holdings information may be separately provided to any person, including rating and ranking organizations such as Morningstar and Lipper, at the same time that it is filed with the SEC.

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Partial Portfolio Holdings

Except as set forth in this Policy, partial Portfolio Holdings information will only be provided to Third Parties for the most recent month-end period and only after a fifteen (15) calendar day delay from the end of the month being provided. These holdings may include any combination of the Portfolio Holdings information, except for full Portfolio Holdings.

Policy Exceptions

The following disclosures of Portfolio Holdings are not prohibited by this Policy:

•	Disclosures that are required by law;
•	Disclosures necessary for Service Providers to perform services to the Funds, provided that they are made pursuant to a written agreement between the Service Provider and the receiving party that restricts the third party’s use of the information;
•	Disclosure necessary for Rating Agencies to assess applicable fund ratings;
•	Disclosures necessary to broker-dealers or banks as a part of the normal buying, selling, shorting or other transactions in portfolio securities;
•	Disclosures to the applicable Fund’s or Service Providers’ regulatory authorities, accountants or counsel; and
•	Disclosures to the adviser of a Fund of compiled data concerning accounts managed by the adviser.

PORTFOLIO TRANSACTIONS AND BROKERAGE

Investment Decisions and Portfolio Transactions

Investment decisions for each Fund are made with a view to achieving its investment objectives. Investment decisions are the product of many factors in addition to basic suitability for the particular client involved (including each Fund). Some securities considered for investment by a Fund may also be appropriate for other clients served by the Adviser or Sub-Adviser. Thus, a particular security may be bought or sold for certain clients even though it could have been bought or sold for other clients at the same time.

When the Adviser or Sub-Adviser determines that the purchase or sale of a particular security is appropriate for more than one client account, the Adviser or Sub-Adviser may, but is not obligated to, aggregate client orders into one order (“Block Orders”) for execution purposes. Block trading can avoid the adverse effect on a security’s price when simultaneous separate and competing orders are placed. When aggregating orders and subsequently allocating Block Orders (purchases and sales) to individual client accounts, it is the policy of the Adviser and the Sub-Advisers to treat all clients fairly and to achieve an equitable distribution of aggregated orders.

When a Block Order is filled in its entirety, each participating account will receive the average share price for the order on the same business day and transaction costs shall be shared pro rata based on each client’s participation in the Block Order. If the total amount of securities bought or sold is less than the amount requested in the Block Order, the portion that is executed will be allocated pro rata between all accounts participating in the Block Order at the average price obtained, and transaction costs will be shared pro rata based on each client’s allocation in the initial block. Participating accounts that had an order for a de minimis number of shares may be allocated their full order before the remaining shares are allocated. Such allocations will be made pro rata to all participating accounts which had an order for a de minimis number of shares based on each client’s participation in the order unless the cost of such allocation is deemed excessive. In situations for which pro-rata allocations would result in excessive trading costs, the allocation will be based on simple random selection.

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If the Adviser or Sub-Adviser receives an order for a security at the same time as there exists an open order with a broker, the additional order may be added to the existing open order. However, any partial fills of the existing open order that occurred prior to the time of the placement of the second order with the same broker shall be allocated solely to the clients participating in the existing open order, and the unfilled portion of the existing open order will be added into the subsequent order.

Some types of purchase or sale transactions cannot be included in Block Orders. Such trades often must be executed on an individual basis rather than aggregated with other trades. In such cases, clients may not receive as favorable executions as they might otherwise receive from Block Orders. Likewise, a particular security may be bought for one or more clients when one or more clients are selling the security. In some instances, one client may sell a particular security to another client. There may be circumstances when purchases or sales of portfolio securities for one or more clients will have an adverse effect on other clients, including a Fund.

Brokerage and Research Services

The Adviser and the Sub-Advisers places orders for the purchase and sale of portfolio securities for each Fund through several brokers or dealers. The general policy of the Adviser and Sub-Advisers is to use their best efforts to seek to obtain best execution for all client portfolio transactions, taking into account a variety of factors such as: (i) the security price; (ii) the commission rate; (iii) the size and difficulty of the order and timing of the transaction; (iv) the broker-dealer’s execution capability, which includes the broker-dealer’s relative ability to execute an order at the best available price, as well as the speed, quality, overall cost and certainty of execution; (v) the broker-dealer’s responsiveness and financial responsibility, which includes the broker-dealer’s creditworthiness and other factors that may impact the Adviser’s confidence in the broker-dealer’s stability; (vi) any conflicts of interest associated with using a broker-dealer; (vii) confidentiality provided by the broker-dealer; (viii) other factors, such as, the broker-dealer’s integrity and quality of communication, the adequacy of information provided by the broker-dealer, the ability of the broker-dealer to provide ad hoc information or services, and the ability of the broker-dealer to handle client directed brokerage arrangements; and (ix) research capabilities of the broker-dealer. It is not the policy of the Adviser or the Sub-Advisers to seek the lowest available commission rate where it believes that a broker or dealer charging a higher commission rate would offer greater reliability or provide better price or execution. The Adviser and Sub-Advisers cannot assure that best execution will be achieved for each Fund transaction. The Adviser and Sub-Advisers maintains a list of approved broker-dealers they will use to place Fund and other client trades for execution. The Adviser and the Sub-Advisers will periodically reevaluate these broker-dealers to confirm that they meet the criteria and standards that have been set by the Adviser and the Sub-Advisers, including that they provide trade execution services that the Adviser and Sub-Advisers view as satisfactory. Upon reevaluation, the Adviser and Sub-Advisers may add or remove broker-dealers to or from the list of approved broker-dealers. Although each Fund may use a broker-dealer that sells Fund shares to effect transactions for a Fund’s portfolios, a Fund will not consider the sale of Fund shares as a factor when selecting broker-dealers to execute those transactions.

Subject to the policy of seeking best execution for transactions, and subject to the criteria of Section 28(e) of the Securities Exchange Act of 1934, as amended (“1934 Act”), the Adviser and Sub-Advisers are permitted to place trades with a broker-dealer that provides brokerage and research services. The Adviser or Sub-Advisers may have an incentive to select or recommend a broker based on its interest in receiving research or other products or services, rather than its interest in receiving the most favorable execution for a Fund. However, in selecting a broker for research, the Adviser and the Sub-Advisers makes a good faith determination that the amount of commission charged is reasonable in relation to the value of the brokerage and/or research received. The determination may be viewed in terms of a particular transaction or the overall responsibilities of the Adviser or Sub-Advisers with respect to the accounts over which they exercise investment discretion. Research and brokerage services provided by broker-dealers chosen to place a Fund’s portfolio transactions may be useful to the Adviser or the Sub-Advisers in providing services to their other clients, although not all of these services may be necessarily useful and of value in managing the Funds. Conversely, brokerage and research products and services provided to the Adviser or Sub-Advisers by broker-dealers in connection with trades executed on behalf of other clients may be useful to the Adviser or the Sub-Advisers in managing the Funds, although not all of these brokerage and research products and services may be necessarily useful and of value to the Adviser or Sub-Advisers in managing such other clients. Subject to Section 28(e) of the 1934 Act, the Adviser and Sub-Advisers may pay a broker additional commission in recognition of the value of the brokerage and/or research services provided by that broker. When the Adviser or the Sub-Advisers use Fund brokerage commissions to obtain research or other products or services, the Adviser or the relevant Sub-Adviser would receive a benefit because it does not have to produce or pay for the research, products or services. The advisory fees paid by a Fund are not reduced because the Adviser receives such services even though the receipt of such services relieves the Adviser from expenses it might otherwise bear.

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The following tables list the total amount of brokerage commissions paid by each Fund for the fiscal years or period noted below:

Fund	For the Fiscal Year Ended September 30, 2018
American Independence Global Tactical Allocation Income Fund(1)	$0
American Independence Kansas Tax-Exempt Bond Fund(1)	$0

(1)	Effective September 24, 2018, the Funds reorganized into a new series of ALPS Series Trust. The Funds were previously advised by Manifold Fund Advisors, LLC. In connection with the merger, the fiscal year-end changed from October 31 to September 30.

The following tables list the total amount of brokerage commissions to brokers who were affiliated with the Funds or the Adviser during the fiscal years or period noted below:

Fund	For the Fiscal Year Ended September 30, 2018
American Independence Global Tactical Allocation Income Fund(1)	$0
American Independence Kansas Tax-Exempt Bond Fund(1)	$0

(1)	Effective September 24, 2018, the Funds reorganized into a new series of ALPS Series Trust. The Funds were previously advised by Manifold Fund Advisors, LLC. In connection with the merger, the fiscal year-end changed from October 31 to September 30.

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Each Fund may acquire securities of brokers who execute a Fund’s portfolio transactions. As of September 30, 2018, the Funds owned securities of their regular broker-dealers (or parents) as shown below:

Fund	For the Fiscal Year Ended September 30, 2018
American Independence Global Tactical Allocation Income Fund(1)	N/A
American Independence Kansas Tax-Exempt Bond Fund(1)	N/A

(1)	Effective September 24, 2018, the Funds reorganized into a new series of ALPS Series Trust. The Funds were previously advised by Manifold Fund Advisors, LLC. In connection with the merger, the fiscal year-end changed from October 31 to September 30.

PURCHASE, EXCHANGE AND REDEMPTION OF SHARES

ALPS Fund Services, Inc. (“Transfer Agent”) will maintain an account for each shareholder upon which the registration and transfer of shares are recorded, and any transfers shall be reflected by bookkeeping entry, without physical delivery. Confirmations of each purchase or redemption are sent to each shareholder. Quarterly statements of account are sent which include shares purchased as a result of a reinvestment of Fund distributions. The Transfer Agent will require that a shareholder provide requests in writing, accompanied by a valid signature guarantee form, when changing certain information in an account (i.e., wiring instructions, telephone privileges, etc.).

Share Classes

Each Fund has two share classes: Institutional Class and Class A shares.

The assets received by each class of a Fund for the issue or sale of its shares and all income, earnings, profits, losses and proceeds therefrom, subject only to the rights of creditors, are allocated to, and constitute the underlying assets of, that class of the Fund. The underlying assets of each class of a Fund are segregated and are charged with the expenses with respect to that class of the Fund along with a share of the general expenses of the Fund and the Trust. Any general expenses of a Fund that are not readily identifiable as belonging to a particular class of the Fund are allocated by or under the direction of the Board of Trustees in such manner as they determine to be fair and reasonable.

Purchase of Shares

Institutional Class Shares. Institutional Class shares of the Funds are offered at net asset value without a sales load. Purchases of Institutional Class shares may only be made by one of the following types of "Institutional Investors":

(1)	trusts, or investment management and other fiduciary accounts managed or administered by the Adviser or its affiliates or correspondents pursuant to a written agreement;

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(2)	any persons purchasing shares with the proceeds of a distribution from a trust, investment management and other fiduciary account managed or administered by Manifold Partners, LLC or its affiliates or correspondents, pursuant to a written agreement;
(3)	any registered investment advisor (RIA) or financial planner who uses the Institutional Class in conjunction with a “wrap fee” or asset-based fee; and
(4)	other persons or organizations authorized by the Distributor. The Trust and the Distributor reserve the right to waive or reduce the minimum initial investment amount with respect to certain accounts. All initial investments should be accompanied by a completed Purchase Application.

Class A Shares. Class A shares of the Funds are offered with a front-end sales charge and volume reductions. For purchases of $1,000,000 or more, a contingent deferred sales charge (“CDSC”) of 1.00% will be assessed if redeemed within one year of purchase and a 0.50% CDSC will be assessed if redeemed after the first year and within the second year.

Class A Share Sales Charge Schedule. If you choose to buy Class A shares, you will pay the Public Offering Price (“POP”) which is the Net Asset Value (“NAV”) plus the applicable sales charge. Since sales charges are reduced for Class A share purchases above certain dollar amounts, known as “breakpoint levels”, the POP is lower for these purchases. The dollar amount of the sales charge is the difference between the POP of the shares purchased (based on the applicable sales charge in the table below) and the NAV of those shares. Because of rounding in the calculation of the POP, the actual sales charge you pay may be more or less than that calculated using the percentages shown below. At its discretion, the Distributor may provide the broker-dealer the full front-end sales charge.

American Independence Global Tactical Allocation Fund:

Amount of Purchase	Front-End Sales Charge as % of Public Offering Price	Front-End Sales Charge as % of Net Amount Invested	Broker-Dealer Amount of Sales Concession
Less than $50,000	5.75%	6.10%	5.25%
$50,000 to $99,999	5.00%	5.26%	4.50%
$100,000 to $249,999	4.00%	4.17%	3.50%
$250,000 to $499,999	3.00%	3.09%	2.75%
$500,000 to $999,999	2.00%	2.04%	1.75%
$1,000,000 and over (1)	0.00%	0.00%	1.00%

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American Independence Kansas Tax-Exempt Bond Fund:

Amount of Purchase	Front-End Sales Charge as % of Public Offering Price	Front-End Sales Charge as % of Net Amount Invested	Broker-Dealer Amount of Sales Concession
Less than $50,000	4.25%	4.44%	4.00%
$50,000 to $99,999	3.75%	3.90%	3.50%
$100,000 to $249,999	3.00%	3.09%	2.75%
$250,000 to $499,999	2.50%	2.56%	2.25%
$500,000 to $999,999	2.00%	2.04%	1.75%
$1,000,000 and over (1)	0.00%	0.00%	1.00%

(1)	The Funds will assess Class A share purchases of $1,000,000 or more a 1.00% CDSC if they are redeemed within the first 12 months after purchase of shares and 0.50% if redeemed within one and two years of purchase unless the dealer of record waived its commission with a Fund’s approval. Certain exceptions apply (see ‘‘CDSC Waivers’’ and ‘‘Waivers for Certain Parties’’). The CDSC percentage you pay on Class A shares is applied to the NAV of the shares on the date of original purchase.

Class A Shares Sales Charge Reductions. If you believe you are eligible for any of the following reductions, it is up to you to ask the selling agent or the shareholder servicing agent for the reduction and to provide appropriate proof of eligibility.

●	You pay no front-end or back-end sales charges on Fund shares you buy with reinvested distributions.

●	You pay a lower sales charge if you are investing an amount over a breakpoint level. See the “Class A Share Sales Charge Schedule” above.

●	By signing a Letter of Intent (“LOI”), you pay a lower sales charge now in exchange for promising to invest an amount over a specified breakpoint within the next 13 months. We will hold in escrow shares equal to approximately 5% of the amount you intend to buy. If you do not invest the amount specified in the LOI before the expiration date, we will redeem enough escrowed shares to pay the difference between the reduced sales load you paid and the sales load you should have paid. Otherwise, we will release the escrowed shares when you have invested the agreed amount.

●	Rights of Accumulation (“ROA”) allow you to combine the amount you are investing and the total value of Class A shares of any American Independence Funds already owned (excluding Class A shares acquired at NAV) to reach breakpoint levels and to qualify for sales load discounts on subsequent purchases of Class A shares.

●	You pay no sales charges on Fund shares you purchase with the proceeds of redemption of Class A shares within 90 days of the date of redemption.

You, or your fiduciary or trustee, also may tell us to extend volume discounts, including the reductions offered for rights of accumulation and letters of intent, to include purchases made by:

●	a family unit, including children under the age of twenty-one or single trust estate;

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●	a trustee or fiduciary purchasing for a single fiduciary relationship; or

●	the members of a “qualified group”, which consists of a “company”, (as defined under the Investment Company Act of 1940), and related parties of such a “company”, which has been in existence for at least six months and which has a primary purpose other than acquiring Fund shares at a discount.

HOW A LETTER OF INTENT CAN SAVE YOU MONEY.

If you plan to invest, for example, $200,000 in a Fund that charges a maximum sales load of 5.75% in installments over the next year, by signing a letter of intent you would pay only 4.00% sales load on the entire purchase. Otherwise, you might pay 5.75% on the first $49,999, 5.00% on the next $50,001 then 4.00% on the next $100,000.

CDSC Waivers. The CDSC does not apply to: (1) redemption of shares when a Fund exercises its right to liquidate accounts which are less than the minimum account size; (2) redemptions following death or post-purchase disability (as defined by Section 72(m)(7) of the Internal Revenue Code); (3) the portion of a mandated minimum distribution from an IRA, SIMPLE IRA or an individual type 403(b)(7) plan equal to the percentage of your plan assets held in the applicable Class of shares of the Fund; (4) reinvested dividends and capital gains; and (5) a Systematic Withdrawal Plan of 10% where the minimum distribution is $500 per month with an initial account of $20,000 or greater.

Waivers for Certain Parties. If you are eligible for certain waivers, we will sell you Class A shares so you can avoid higher ongoing expenses. The following people can buy Class A shares at NAV:

●	Current and retired employees, directors/trustees and officers of:

- The Adviser and its affiliates;

- The Sub-Advisers and service providers to the Funds; and

- Family members of any of the above.

●	Current employees of:

- Broker-dealers who act as selling agents; and

- Immediate family members (spouse, sibling, parent or child) of any of the above.

Contact your selling agent for further information. The Adviser reserves the right to enter into agreements that reduce or eliminate sales charges for groups or classes of shareholders, or for Fund shares included in other investment plans such as “wrap accounts”. If you own Fund shares as part of another account or package such as an IRA or a sweep account, you must read the directions for that account. Those directions may supersede the terms and conditions discussed here.

The Trust has adopted separate Distribution and Services Plans pursuant to Rule 12b-1 under the 1940 Act (“Rule”) with respect to Class A shares of the Funds (“Plans”). Under the Plans, the Trust (i) may pay the Distributor or another person for distribution services provided and expenses assumed, and (ii) may pay, through the Distributor, broker-dealers or other financial institutions (“Service Organizations”) for services, as defined by the Financial Industry Regulatory Authority (“FINRA”).

Distribution and Related Service Plans

The Trust has adopted separate Distribution and Services Plans pursuant to Rule 12b-1 under the 1940 Act (the “Rule”) with respect to Class A shares of the Funds (the “Plans”). Under the Plans, the Trust (i) may pay the Distributor or another person for distribution services provided and expenses assumed, and (ii) may pay, through the Distributor, broker-dealers or other financial institutions (“Service Organizations”) for services, as defined by the Financial Industry Regulatory Authority (“FINRA”)

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Payments to the Distributor will compensate it for distribution assistance and expenses assumed and activities primarily intended to result in the sale of shares, including compensating dealers and other sales personnel, direct advertising and marketing expenses and expenses incurred in connection with preparing, mailing and distributing or publishing advertisements and sales literature, for printing and mailing Prospectuses and SAIs (except those used for regulatory purposes or for distribution to existing shareholders), and costs associated with implementing and operating the Plan.

The Trust intends to enter into servicing agreements under the Plan that will require the Service Organizations receiving such compensation from the Distributor to perform certain services, as defined by FINRA.

Amounts Expensed Under the 12b-1 Plan

For the fiscal year or period ended September 30, 2018, the total amounts paid by Class A and Institutional Class shares of the Kansas Fund to ADI (all of which ADI paid out as compensation to broker-dealers and other service providers) under the Kansas Fund’s Class A and Institutional Class Plan.

	Advertising	Printing and Mailing of Prospectuses to other than Current Shareholders	Compensation to Broker-Dealers	Compensation to Sales Personnel	Interest, Carrying or Other Financing Charge	Total 12b-1 Payments
Class A	$-	$-	$18,630	$-	$-	$18,630
Institutional	$-	$-	$3,536	$-	$-	$3,536

For the fiscal year or period ended September 30, 2018, the total amounts paid by Class A and Class C shares of the GTA Fund to ADI (all of which ADI paid out as compensation to broker-dealers and other service providers) under the GTA Fund’s Class A and Class C Plan.

	Advertising	Printing and Mailing of Prospectuses to other than Current Shareholders	Compensation to Broker-Dealers	Compensation to Sales Personnel	Interest, Carrying or Other Financing Charge	Total 12b-1 Payments
Class A	$-	$-	$85,917	$-	$-	$85,917
Class C	$-	$-	$21,685	$-	$-	$21,685

Shareholder Services Plan. Under the Shareholder Services Plan, each Fund is authorized to pay financial institutions, including the Adviser and its affiliates, or other persons who provide certain services to the Funds, a services fee, within the meaning of FINRA Rules under the Plan at an aggregate fee in an amount not to exceed on an annual basis 0.25% for Class A shares of the average daily net asset value of the respective class of shares of each Fund (“Services Fees”) as compensation for providing service activities pursuant to an agreement with each Service Organization. Institutional shares are offered without any Services Fees.

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The Fund may pay a Services Fee to the Service Organizations at a lesser rate than the fees described above. The Services Fees will be computed daily and payable quarterly by the Funds.

Distribution Plan. Under the Distribution Plan, each Fund shall pay to the Distributor an annual rate of up to 0.25% of average net asset value of each Fund’s outstanding shares of the Class A shares to compensate the Distributor for services provided and expenses incurred by it in connection with the offering of each Fund’s shares, which may include, without limitation the average daily net asset value of a Fund’s outstanding shares that are owned of record or beneficially by a Service Organization’s customers for whom the Service Organization is the owner of record or shareholder of record or with whom it has a servicing relationship.

Payments for distribution expenses under the Plan are subject to the Rule. The Rule defines distribution expenses to include the cost of “any activity which is primarily intended to result in the sale of shares issued by” the Trust. The Rule provides, among other things, that an investment company may bear such expenses only pursuant to a plan adopted in accordance with the Rule. In accordance with the Rule, the Plan provides that a report of the amounts expended under the Plan, and the purposes for which such expenditures were incurred, will be made to the Board for its review at least quarterly. The Plan provides that it may not be amended to increase materially the costs that a Class of shares may bear for distribution pursuant to the Plan without shareholder approval, and that any other type of material amendment must be approved by a majority of the Board, and by a majority of the Trustees who are neither “interested persons” (as defined in the 1940 Act) of the Trust nor have any direct or indirect financial interest in the operation of the Plan or in any related agreements (“12b-1 Trustees”), by vote cast in person at a meeting called for the purpose of considering such amendments.

The Board has concluded that there is a reasonable likelihood that the Plan will benefit the Funds and holders of each Class of shares. The Plan is subject to annual re-approval by a majority of the 12b-1 Trustees and is terminable at any time with respect to a Fund by a vote of a majority of the 12b-1 Trustees or by vote of the holders of a majority of the shares of the Fund involved. Any agreement entered into pursuant to the Plan with a Service Organization will be terminable with respect to any Fund without penalty, at any time, by vote of a majority of the 12b-1 Trustees, by vote of the holders of a majority of each Class of shares of such Fund, by the Distributor or by the Service Organization. Any such agreement will also terminate automatically in the event of its assignment.

Investment Minimums and Subsequent Investments

The minimum investments in each Fund are as follows:

	Institutional Class Shares	Class A Shares
Initial Purchase	$3,000,000	$5,000
Subsequent Purchases	$5,000	$250

Subsequent investments may be made at any time by mailing a check to the Transfer Agent, along with a detachable stub from the Statement of Account (or a letter providing the account number). Shareholders should be sure to write the Fund’s account number on the check. Purchases of Fund shares (initial or subsequent) may not be made by third-party check.

Shares of a Fund may be purchased on any business day at the net asset value per share next determined after receipt of a purchase order. Share certificates will not be issued. Share purchase orders are effective on the date the Fund receives a completed Account Application Form (and other required documents) and federal funds become available.

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Initial and subsequent investments may also be made by wire transfer. Shareholders should note that their bank may charge a fee in connection with transferring money by bank wire.

For a share purchase order for a Fund to become effective on a particular business day, prior to 4:00 p.m. (Eastern time): (i) in the case of a wire transfer payment, a purchaser must call 1-833-287-7933 to inform the Transfer Agent of an incoming wire transfer; or (ii) in the case of payment by check or money order, a complete share purchase order must be actually received by the Transfer Agent, and, in either case, federal funds must be received by the Transfer Agent, on behalf of the Fund. If federal funds are received by the Transfer Agent that same day, the order will be effective on that day. If a Fund receives notification of a wire transfer or a complete share purchase order after 4:00 p.m. (Eastern time), or if federal funds are not received by the Transfer Agent, such purchase order shall be executed as of the date that federal funds are actually received.

The price of each Fund’s shares and the valuation of Fund assets are discussed below in “NET ASSET VALUE.”

Underwriting Commissions

The following chart reflects the total front-end sales charges paid in connection with the sale of Class A shares of the Funds and the amount retained by ALPS Distributors, Inc. for the fiscal year or period indicated below:

American Independence Global Tactical Allocation Income Fund

For the Fiscal Period Ended September 30, 2018
Total Sales Charge	Amount Retained
$43,102	$3,759

American Independence Kansas Tax-Exempt Bond Fund

For the Fiscal Period Ended September 30, 2018
Total Sales Charge	Amount Retained
$413	$23

Redemption of Shares

If the Board of Trustees determines that it is in the best interests of the remaining shareholders of a Fund, the Fund may pay the redemption price in whole, or in part, by a distribution in kind from the Fund, in lieu of cash, taking such securities at their value employed for determining such redemption price, and selecting the securities in such manner as such Board may deem fair and equitable. A shareholder who receives a distribution in kind may incur a brokerage commission upon a later disposition of such securities and may receive less than the redemption value of such securities or property upon sale, particularly where such securities are sold prior to maturity. However, each Fund is required to redeem shares solely for cash up to the lesser of $250,000 or 1% of the NAV of the Fund during any 90-day period for any one shareholder. Should redemptions by any shareholder exceed such limitation, the Fund will have the option of redeeming the excess in cash or in-kind. Redemption in-kind is not as liquid as a cash redemption.

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Redemption Procedures. A Fund will redeem all full and fractional shares of the Fund upon request on any business day at the applicable net asset value determined after the receipt of proper redemption instructions, less any applicable redemption fees. Shareholders liquidating their holdings will receive upon redemption all dividends reinvested through the date of redemption. If notice of redemption is received on any business day, the redemption will be effective on the date of receipt. Payment will ordinarily be made by wire on the next business day, but, in any case, within no more than seven business days from the date of receipt. If the notice is received on a day that is not a business day or after the close of regularly scheduled trading on the NYSE, the redemption notice will be deemed received as of the next business day. The value of shares at the time of redemption may be more or less than the shareholder’s cost.

Redemption Fees. If you sell or exchange your shares of the Funds after holding them 60 calendar days or less, a 2.00% redemption fee may be deducted from the redemption amount. For this purpose, shares held longest will be treated as being redeemed first and shares held shortest as being redeemed last.

Redemption requests for shares recently purchased by check will be accepted only after a Fund has confirmed receipt of payment for the shares, which may take up to 10 days.

Note: Under the 1940 Act, each Fund has the right to suspend or postpone redemptions of shares for any period (i) during which the NYSE or exchange is closed, other than customary weekend and holiday closings; (ii) during which trading on the NYSE or exchange is restricted; (iii) during which (as determined by the SEC or other regulatory authority by rule or regulation) an emergency exists as a result of which disposal or valuation of portfolio securities is not reasonably practicable, or (iv) as otherwise permitted by the SEC or other regulatory authority. Each Fund may also suspend or postpone the recordation of the transfer of its shares upon the occurrence of any of the foregoing conditions.

TRUSTEES AND OFFICERS

The business and affairs of the Funds are managed under the direction of the Trust’s Board of Trustees. The Board approves all significant agreements between/among the Funds and the persons or companies that furnish services to the Funds, including agreements with each Fund’s distributor, Adviser, administrator, custodian and transfer agent. The day-to-day operations of the Funds are delegated to the Adviser and the Funds’ administrator.

The name, address, year of birth, and principal occupations for the past five years of the Trustees and officers of the Trust are listed below, along with the number of portfolios in the Fund Complex overseen by and the other directorships held by the Trustee.

Independent Trustees

Name, Birth Year & Address*	Position(s) Held with Fund	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years***	Number of Funds in Fund Complex Overseen by Trustee ****	Other Directorships Held by Trustee During Past 5 Years***
Ward D. Armstrong, Birth year: 1954	Trustee and Chairman	Mr. Armstrong was appointed to the Board on May 27, 2016. Mr. Armstrong was appointed Chairman of the Board at the August 24, 2017 meeting of the Board of Trustees.	Retired; Managing Partner, NorthRock Partners, LLC (October 2013 to July 2015); Managing Director, NorthRock Partners, a Private Wealth Advisory Practice of Ameriprise Financial (February 2010 to October 2013); Senior Vice President, Ameriprise Financial, Inc. (November 1984 to May 2007); President, American Express Asset Management (2002 to 2004); and Chairman, Ameriprise Trust Company (November 1996 to May 2007).	12	Mr. Armstrong is a Director of the Heartland Group, Inc. (5 funds).

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Name, Birth Year & Address*	Position(s) Held with Fund	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years***	Number of Funds in Fund Complex Overseen by Trustee ****	Other Directorships Held by Trustee During Past 5 Years***
J. Wayne Hutchens, Birth year: 1944	Trustee	Mr. Hutchens was elected to the Board on October 30, 2012.	Mr. Hutchens is currently retired. From April 2006 to December 2012, he served as President and CEO of the University of Colorado (CU) Foundation and from April 2009 to December 2012, he was Executive Director of the CU Real Estate Foundation. Mr. Hutchens is also Trustee of the Denver Museum of Nature and Science (2000 to present), Director of AMG National Trust Bank (June 2012 to present) and Trustee of Children’s Hospital Colorado (May 2012 to present). Prior to these positions, Mr. Hutchens spent 29 years in the banking industry, retiring as Chairman of Chase Bank Colorado.	12	Mr. Hutchens is a Director of RiverNorth Opportunity Fund (2013 to present), RiverNorth Opportunistic Municipal Income Fund (2018 to present), RiverNorth Doubleline Strategic Opportunity Fund (2018 to present) and RiverNorth Marketplace Lending Corp. (2018 to present)
Patrick Seese, Birth year: 1971	Trustee	Mr. Seese was elected to the Board on October 30, 2012.	Mr. Seese is an owner and a Managing Director of Integris Partners, a middle-market investment banking firm serving closely-held companies, financial sponsors and public companies (February 2008 to present). Prior to this, Mr. Seese was a Managing Director of Headwaters MB, a middle-market investing banking firm (December 2003 to February 2008). Prior to that, Mr. Seese worked in Credit Suisse First Boston’s Mergers and Acquisitions Group and served as Head of Corporation Development, Katy Industries, a publicly traded industrial and consumer products company and at Deloitte & Touche LLP, where he began his career in 1994.	12	Mr. Seese is a Director of The Mile High Five Foundation (2013 to present) and SJ Panthers Foundation (2016 to present)

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Interested Trustee

Name, Birth Year & Address*	Position(s) Held with Fund	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years***	Number of Funds in Fund Complex Overseen by Trustee ****	Other Directorships Held by Trustee During Past 5 Years***
Jeremy O. May, Birth year: 1970	Trustee and President	Mr. May was elected Trustee and President on October 30, 2012. Mr. May was Chairman from October 30, 2012 to August 24, 2017.	Mr. May joined ALPS in 1995 and is currently President and Director of ALPS Fund Services, Inc., ALPS Distributors, Inc., and ALPS Portfolio Solutions Distributor, Inc., Executive Vice President and Director of ALPS Holdings, Inc. and ALPS Advisors, Inc. Because of his positions with these entities, Mr. May is deemed an affiliate of the Trust as defined under the 1940 Act. Mr. May is also on the Board of Directors of the University of Colorado Foundation and the AV Hunter Trust.	12	Mr. May is Trustee of the Reaves Utility Income Fund (1 fund) and Director of the RiverNorth Opportunities Fund (1 fund).

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Officers

Name, Birth Year & Address*	Position(s) Held with Fund	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years***
Kimberly R. Storms, Birth year: 1972	Treasurer	Ms. Storms was elected Treasurer of the Trust on October 30, 2012.	Ms. Storms is Senior Vice President and Director of Fund Administration of ALPS. Because of her position with ALPS, Ms. Storms is deemed an affiliate of the Trust as defined under the 1940 Act. Ms. Storms is also Treasurer of Financial Investors Trust, Liberty All-Star Equity Fund and Liberty All-Star Growth Fund, Inc.
Richard C. Noyes, Birth year: 1970	Secretary	Mr. Noyes was elected Secretary of the Trust on November 14, 2016.	Mr. Noyes joined ALPS in 2015 and is Senior Vice President and General Counsel of ALPS. Prior to joining ALPS, Mr. Noyes served as Assistant Vice President and Senior Counsel of Janus Capital Management LLC. Mr. Noyes is deemed an affiliate of the Trust as defined under the 1940 Act.
Anne M. Berg, Birth Year: 1973	Assistant Secretary	Ms. Berg was elected Assistant Secretary of the Trust on August 23, 2018.	Ms. Berg joined ALPS as Senior Investment Company Act Paralegal in February 2017. Prior to joining ALPS, Anne was a Senior Legal Manager at Janus Capital Management LLC. Because of her position with ALPS, Ms. Berg is deemed an affiliate of the Trust as defined under the 1940 Act.
Lucas D. Foss, Birth Year: 1977	Chief Compliance Officer (“CCO”)	Mr. Foss was elected CCO of the Trust on January 22, 2018.

Mr. Foss joined ALPS in November 2017 as Vice President and Deputy Chief Compliance Officer. Prior to his current role, Mr. Foss served as the Director of Compliance at Transamerica Asset Management (July 2015-November 2017). Deputy Chief Compliance Officer at ALPS (September 2012 – June 2015)

Compliance Manager at ALPS (January 2010 - August 2012) and a Senior Compliance Analyst at ALPS (November 2006 – December 2009). Before joining ALPS, Mr. Foss held positions at Bisys Hedge Fund Services and Deutsche Asset Management. Because of his position with ALPS, Mr. Foss is deemed an affiliate of the Trust as defined under the 1940 Act. Mr. Foss is also CCO of Harvest Volatility Edge Trust, Goehring & Rozencwajg Investment Funds, Broadstone Real Estate Access Fund, Inc., Clough Global Funds and Clough Funds Trust.

*	All communications to Trustees and Officers may be directed to ALPS Series Trust c/o 1290 Broadway, Suite 1100, Denver, CO 80203.

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**	This is the period for which the Trustee or Officer began serving the Trust. Each Trustee serves an indefinite term, until such Trustee’s successor is elected and appointed, or such Trustee resigns or is deceased. Officers are elected on an annual basis.

***	Except as otherwise indicated, each individual has held the office shown or other offices in the same company for the last five years.

****	The Fund Complex currently consists of 12 series of the Trust; Manifold Partners, LLC, Lee Capital Management, L.P. and Carret Asset Management, LLC do not provide investment advisory services for any of these series other than the Funds and any other investment companies for which Manifold Partners, LLC, Lee Capital Management, L.P., and Carret Asset Management, LLC provides investment advisory services, currently none.

Ward D. Armstrong

Mr. Armstrong has been an Independent Trustee of the Trust since May 27, 2016. He has been Director of the Heartland Group, Inc. since February 2008 and was Chairman of Ameriprise Trust Company from November 1996 to May 2007. Mr. Armstrong served as Managing Partner of NorthRock Partners, LLC from October 2013 to July 2015, Managing Director of NorthRock Partners, a Private Wealth Advisory Practice of Ameriprise Financial from February 2010 to October 2013, Senior Vice President of Ameriprise Financial, Inc. from November 1984 to May 2007 and President of American Express Asset Management from 2002 to 2004. Mr. Armstrong received a B.S. in Business Administration (Finance Emphasis) from the University of Minnesota, Carlson School of Management. He was selected to serve as a Trustee of the Trust based on his business, financial services and investment management experience.

J. Wayne Hutchens

Mr. Hutchens has been an Independent Trustee of the Trust since October 30, 2012. He has been a Director of the RiverNorth Opportunity Fund since 2013, the RiverNorth Opportunistic Municipal Income Fund since 2018, the RiverNorth DoubleLine Strategic Opportunity Fund since 2018, the RiverNorth Marketplace Lending Corp. since 2018, Trustee of the Denver Museum of Nature and Science since 2000, and Director of AMG National Trust Bank and Trustee of Children’s Hospital Colorado since 2012. From 2006 to 2012, he served as President and CEO of the University of Colorado (CU) Foundation and from 2009 to 2012, he also served as Executive Director of the CU Real Estate Foundation. Prior to these positions, Mr. Hutchens spent 29 years in the banking industry, retiring as Chairman of Chase Bank Colorado. Mr. Hutchens is a graduate of the University of Colorado at Boulder’s School of Business and has done graduate study at Syracuse University and the University of Colorado. He was selected to serve as a Trustee of the Trust based on his business and financial services experience.

Patrick Seese

Mr. Seese has been an Independent Trustee of the Trust since October 30, 2012. He has been a Director of The Mile High Five Foundation since 2013 and SJ Panthers Foundation since 2016. He has been an owner and a Managing Director of Integris Partners, a middle-market investment banking firm, since February 2008. Prior to this, Mr. Seese was a Managing Director of Headwaters, MB, middle-market investing banking firm from 2003 to 2008. Prior to this, Mr. Seese was working in Credit Suisse First Boston’s Mergers and Acquisitions Group and served as Head of Corporate Development for Katy Industries, a publicly traded industrial and consumer products company and at Deloitte & Touche, LLP, where he began his career in 1994. Mr. Seese is a graduate of the University of Colorado and earned an MBA from The University of Chicago Booth School of Business. He is one of the founders of The Mile High Five Foundation (MH5), a charity dedicated to fund youth/health-related organizations. Mr. Seese was selected to serve as a Trustee of the Trust based on his business, financial services and accounting experience.

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Jeremy O. May

Mr. May has been an Interested Trustee of the Trust since October 30, 2012. He has been a Trustee of the Reaves Utility Income Fund since 2009 and RiverNorth Opportunities Fund since 2018. Mr. May joined ALPS Fund Services, Inc. (“AFS”), the Funds’ administrator, in 1995 and is President and Director of AFS, ALPS Distributors, Inc., the Funds’ principal underwriter, ALPS Portfolio Solutions Distributor, Inc., Executive Vice President and Director of ALPS Holdings, Inc. and ALPS Advisors, Inc. Before joining ALPS, Mr. May was an auditor with Deloitte & Touche LLP. Mr. May is also Vice Chairman on the Board of Directors of the University of Colorado (CU) Foundation and the Board of Directors of the AV Hunter Trust. Mr. May has a B.S. in Business Administration from the University of Colorado. He was selected to serve as a Trustee of the Trust based on his business, financial services, accounting and investment management experience.

None of the Independent Trustees own securities in Manifold Partners, LLC, the Funds’ investment adviser, or ALPS Distributors, Inc., the Funds’ principal underwriter, nor do they own securities in any entity directly controlling, controlled by, or under common control with these entities.

Leadership Structure and Oversight Responsibilities

Overall responsibility for oversight of the Funds rests with the Trustees. The Trust has engaged the Adviser to manage the Funds on a day-to day basis. The Board is responsible for overseeing the Adviser and other service providers in the operations of the Funds in accordance with the provisions of the 1940 Act, applicable provisions of state and other laws and the Trust’s Declaration of Trust. The Board is currently composed of four members, three of whom are Independent Trustees. The Board meets at regularly scheduled quarterly meetings each year. In addition, the Board may hold special in-person or telephonic meetings or informal conference calls to discuss specific matters that may arise or require action between regular meetings. As described below, the Board has established a Nominating and Corporate Governance Committee and an Audit Committee, and may establish ad hoc committees or working groups from time to time, to assist the Board in fulfilling its oversight responsibilities. The Independent Trustees have also engaged independent legal counsel to assist them in performing their oversight responsibilities.

The Board has appointed Ward D. Armstrong, an Independent Trustee, to serve in the role of Chairman. The Chairman’s role is to preside at all meetings of the Board and to act as a liaison with the Adviser, other service providers, counsel and other Trustees generally between meetings. The Chairman may also perform such other functions as may be delegated by the Board from time to time. The Board reviews matters related to its leadership structure annually. The Board has determined that the Board’s leadership structure is appropriate given the Trust’s characteristics and circumstances. These include the Trust’s series of fund shares, each fund’s single portfolio of assets, each fund’s net assets and the services provided by the fund’s service providers.

Risk oversight forms part of the Board’s general oversight of the Funds and is addressed as part of various Board and Committee activities. As part of its regular oversight of the Funds, the Board, directly or through a Committee, interacts with and reviews reports from, among others, Fund management, the Adviser, the Funds’ Chief Compliance Officer, the Funds’ legal counsel and the independent registered public accounting firm for the Funds regarding risks faced by the Funds. The Board, with the assistance of Fund management and the Adviser, reviews investment policies and risks in connection with its review of the Funds’ performance. The Board has appointed a Chief Compliance Officer to oversee the implementation and testing of the Funds’ compliance program and reports to the Board regarding compliance matters for the Funds and their principal service providers. In addition, as part of the Board’s periodic review of the Funds’ advisory and other service provider agreements, the Board may consider risk management aspects of these service providers’ operations and the functions for which they are responsible.
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Audit Committee. The Board has an Audit Committee which considers such matters pertaining to the Trust’s books of account, financial records, internal accounting controls and changes in accounting principles or practices as the Trustees may from time to time determine. The Audit Committee also considers the engagement and compensation of the independent registered public accounting firm (“Firm”) and ensures receipt from the Firm of a formal written statement delineating relationships between the Firm and the Trust, consistent with Public Company Accounting Oversight Board Rule 3526. The Audit Committee also meets privately with the representatives of the Firm to review the scope and results of audits and other duties as set forth in the Audit Committee’s Charter. The Audit Committee members, each of whom are Independent Trustees, are: Ward D. Armstrong, J. Wayne Hutchens and Patrick Seese. The Audit Committee met three times during the fiscal year ended September 30, 2018.

Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee meets periodically to advise and assist the Board in selecting nominees to serve as trustees of the Trust. The Nominating and Corporate Governance Committee believes the Board generally benefits from diversity of background, experience and views among its members and considers this a factor in evaluating the composition of the Board but has not adopted any specific policy in this regard. The Nominating and Corporate Governance Committee also advises and assists the Board in establishing, implementing and executing policies, procedures and practices that assure orderly and effective governance of the Trust and effective and efficient management of all business and financial affairs of the Trust. Members of the Nominating and Corporate Governance Committee are currently: Ward D. Armstrong, J. Wayne Hutchens and Patrick Seese. The Nominating and Corporate Governance Committee of the Board met once during the fiscal year ended September 30, 2018.

Independent Trustee Retirement Policy. The Trustees do not serve a specified term of office. Each Trustee will hold office until the termination of the Trust or his or her earlier death, resignation, retirement, incapacity, or removal. Under the Funds’ Independent Trustee Retirement Policy (“Retirement Policy”), upon reaching the age of 75, an Independent Trustee is deemed to tender an offer of retirement, which retirement, if accepted, shall become effective upon the September 30th immediately following the tender of a retirement. The Board may decline the offer upon the vote of a majority of the continuing Trustees. If the Board declines an Independent Trustee’s offer, then the term of office of such Independent Trustee continues in accordance with the term under which such Independent Trustee was elected or appointed, provided that such Independent Trustee shall be deemed to tender another offer of retirement upon each subsequent birthday. The Trustees review the Funds’ Retirement Policy from time to time and may make changes as deemed appropriate.

Shareholder Nominations. The Board will consider shareholder nominees for Trustees. All nominees must possess the appropriate characteristics, skills and experience for serving on the Board. In particular, the Board and its Independent Trustees will consider each nominee’s integrity, educational and professional background, understanding of the Trust’s business on a technical level and commitment to devote the time and attention necessary to fulfill a Trustee’s duties. All shareholders who wish to recommend nominees for consideration as Trustees shall submit the names and qualifications of the candidates to the Secretary of the Trust by writing to: ALPS Series Trust, c/o Secretary, 1290 Broadway, Suite 1100, Denver, Colorado, 80203.

As of December 31, 2018, the dollar range of equity securities in the Funds beneficially owned by the Interested Trustee were as follows:

Interested Trustee	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies
Jeremy O. May	None	None

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As of December 31, 2018, the dollar range of equity securities in the Fund beneficially owned by Independent Trustees were as follows:

Independent Trustees	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies*
Ward Armstrong	None	None
J. Wayne Hutchens	None	None
Patrick Seese	None	None

*	The Fund Complex currently consists of 12 series of the Trust; Manifold Partners, LLC, Lee Capital Management, L.P., and Carret Asset Management, LLC do not provide investment advisory services for any of these series other than the Funds.

Remuneration of Trustees. Effective October 1, 2018, the Independent Trustees of the Trust will receive a quarterly retainer of $8,000, plus $4,000 for each regular Board or Committee meeting attended and $2,000 for each special telephonic or in-person Board or Committee meeting attended. Additionally, the Audit Committee Chair will receive a quarterly retainer of $1,250 and the Independent Chair will receive a quarterly retainer of $2,500. Previously, the Independent Trustees of the Trust received a quarterly retainer of $6,000 and there were no retainers for the Audit Committee Chair or the Independent Chair. The Independent Trustees are also reimbursed for all reasonable out-of-pocket expenses relating to attendance at meetings.

For the fiscal year ended September 30, 2018, the Independent Trustees received the following compensation:

Independent Trustees	Aggregate Compensation From the Trust	Pension Or Retirement Benefits Accrued As Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Aggregate Compensation From The Trust And Fund Complex Paid To Trustees*
J. Wayne Hutchens	$45,000	$0	$0	$45,000
Patrick Seese	$40,000	$0	$0	$40,000
Ward D. Armstrong	$50,000	$0	$0	$50,000

*	The Fund Complex currently consists of 12 series of the Trust; Manifold Partners, LLC, Lee Capital Management, L.P., and Carret Asset Management, LLC do not provide investment advisory services for any of these series other than the Funds.

No officer, trustee or employee of the Adviser or any of its affiliates receives any compensation from the Funds for serving as an officer or trustee of the Funds.

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INVESTMENT MANAGER

Manifold Partners, LLC (“Adviser”), subject to the authority of the Board of Trustees, furnishes continuing investment supervision to the Funds and is responsible for the management of each Fund’s portfolio. The Adviser’s principal address is Two Embarcadero Center, 7th Floor, San Francisco, CA 94111.

Pursuant to the Investment Advisory Agreement (“Advisory Agreement”) with the Adviser, each Fund pays the Adviser an annual management fee for each Fund based on the Fund’s average daily net assets. The following table reflects each Fund’s contractual investment advisory fee rate (expressed as an annual rate).

Fund	Contractual Advisory Fee (%) (annual rate)
American Independence Global Tactical Allocation Fund	0.75%
American Independence Kansas Tax-Exempt Bond Fund	0.30%

The management fee is paid on a monthly basis. The initial term of the Advisory Agreement is two years. The Board may extend the Advisory Agreement for additional one-year terms. The Board and shareholders of the Funds may terminate the Advisory Agreement upon sixty (60) days’ notice. The Adviser may terminate the Advisory Agreement upon sixty (60) days’ notice. A discussion regarding the basis for the Board’s approval of the Funds’ Advisory Agreements is provided in the Funds’ annual report to shareholders for the period ended September 30, 2018.

The Adviser has contractually agreed to limit the amount of each Fund’s total annual fund operating expenses, exclusive of interest, dividend expense on short sales/interest expense, taxes, brokerage commissions, other investment related costs, acquired fund fees and expenses, distribution services fees (i.e., Rule 12b-1 fees), shareholder service fees, and extraordinary expenses, such as litigation and other expenses not incurred in the ordinary course of business, to the amount for each Fund specified in the chart below of the relevant Fund’s average daily net assets for Institutional Class shares and Class A shares. This contractual expense limitation agreement is in effect through January 31, 2021, may only be terminated before at time by the Board of Trustees, and is reevaluated on an annual basis. With respect to each Fund, the Adviser shall be permitted to recover expenses it has borne subsequent to the effective date of the expense limitation agreement described above (whether through reduction of its management fee or otherwise) only to the extent that the relevant Fund’s expenses in later periods do not exceed the lesser of (1) the contractual expense limit in effect at the time the Adviser waives or limits the Fund’s expenses or (2) the contractual expense limit in effect at the time the Adviser seeks to recover the Fund expenses it waived or limited; provided, however, that the Fund will not be obligated to pay any such reduced fees and expenses more than three years after the date on which the fee and expense was reduced.

Fund	Institutional Class	Class A
American Independence Global Tactical Allocation Fund	0.95%	0.95%
American Independence Kansas Tax-Exempt Bond Fund	0.48%	0.48%

This agreement is in effect through January 31, 2021. The Adviser may not terminate this waiver without the approval by the Funds’ Board of Trustees. The Adviser will be permitted to recover, on a class-by-class basis, expenses it has borne subsequent to the effective date of the agreement described above (whether through reduction of its management fee or otherwise) only to the extent that a Fund’s expenses in later periods do not exceed the lesser of: (1) the contractual expense limit in effect at the time the Adviser waives or limits the expenses; or (2) the contractual expense limit in effect at the time the Adviser seeks to recover the expenses; provided, however, that the Funds will not be obligated to reimburse any such expenses borne by the Adviser more than three years after the date on which the fee or expense was waived or limited or assumed and paid by the Adviser, as calculated on a monthly basis.

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The table below shows the management fees for Manifold Partners, LLC for the fiscal year or period indicated below:
For the Fiscal Year Ended September 30, 2018
American Independence Global Tactical Allocation Fund(1)
Gross Advisory Fees	$676,287
Waiver of Advisory Fees	($370,184)
Reimbursement of other Expenses	$0
Net Advisory Fees	$306,103
American Independence Kansas Tax-Exempt Bond Fund(1)
Gross Advisory Fees	$429,057
Waiver of Advisory Fees	($271,478)
Reimbursement of other Expenses	$0
Net Advisory Fees	$157,579
(1)	Effective September 24, 2018, the Funds reorganized into a new series of ALPS Series Trust. The Funds were previously advised by Manifold Fund Advisors, LLC. In connection with the merger, the fiscal year-end changed from October 31 to September 30.

Sub-Advisers

The Adviser has engaged Lee Capital Management, L.P. (“Lee Capital”) as sub-adviser to the American Independence Global Tactical Allocation Fund. Lee Capital is located at 57 River Street, Wellesley, MA 02481.

The Adviser has engaged Carret Asset Management, LLC (“Carret”) as sub-adviser to the American Independence Kansas Tax-Exempt Bond Fund. Carret is located at 320 Park Avenue, 18th Floor, New York, NY 10022.

The following table shows the sub-advisory fees that the Adviser pays to the Sub-Advisers from the advisory fees received. The Sub-Advisers also share half of any Fund’s expenses waived and reimbursed by the Adviser.

Fund	Sub-advisory Fee
American Independence Global Tactical Allocation Fund	0.375% (37.5 basis points) of the Fund’s average daily net assets
American Independence Kansas Tax-Exempt Bond Fund	0.15% (15 basis points) of the Fund’s average daily net assets

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The Adviser has overall supervisory responsibilities for the general management and investment of the Funds’ securities portfolio, which are subject to review and approval by the Board of Trustees. Such responsibilities include (a) setting the Funds’ investment objective; (b) evaluating, selecting and recommending a Sub-Adviser to manage the assets if it finds it appropriate; (c) monitoring and evaluating the performance of the Sub-Adviser, including their compliance with the investment objectives, policies and restrictions of the Funds; and (d) implementing procedures to ensure that the Sub-Adviser complies with the Funds’ investment objectives, policies and restrictions.

The Sub-Advisory Agreements will continue in effect for a period beyond two years from the date of their execution so long as such continuance is approved annually (i) by the holders of a majority of the outstanding voting securities of the Trust or by the Board, and (ii) by a majority of the Trustees who are not parties to such Contract or “interested persons” (as defined in the 1940 Act) of any such party. The Sub-Advisory Agreements may be terminated without penalty by vote of the Trustees or the shareholders of the Trust, or by the Adviser, or the Sub-Adviser, on 60 days’ written notice by either party to the Contract and will terminate automatically if assigned.

DISTRIBUTOR

Shares of each Fund are offered on a continuous basis through ALPS Distributors, Inc. (an affiliate of ALPS Fund Services, Inc.) (the “Distributor”), located at 1290 Broadway, Suite 1100, Denver, Colorado 80203, as distributor pursuant to a distribution agreement between the Distributor and the Trust on behalf of the Funds. The Distributor is not obligated to sell any specific amount of Fund shares.

CODE OF ETHICS

The Trust, the Adviser and the Distributor each have adopted a code of ethics under Rule 17j-1 of the 1940 Act. These codes of ethics permit the personnel of these entities to invest in securities, including securities that a Fund may purchase or hold. The codes of ethics are on public file with, and are available from, the SEC.

ADMINISTRATOR

The Trust on behalf of the Funds currently employs ALPS Fund Services, Inc. (an affiliate of the Distributor) (“ALPS” or the “Administrator”), located at 1290 Broadway, Suite 1100, Denver, Colorado 80203, under an administration agreement to provide certain administrative services to the Funds.

The table below shows the administrative fees earned by ALPS for the fiscal year indicated below:

For the Fiscal Year Ended September 30, 2018
American Independence Global Tactical Allocation Fund(1)	$150,025
American Independence Kansas Tax-Exempt Bond Fund(1)	$251,944

(1)	Effective September 24, 2018, the Funds reorganized into a new series of ALPS Series Trust. The Funds were previously advised by Manifold Fund Advisors, LLC. In connection with the merger, the fiscal year-end changed from October 31 to September 30.

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PROXY VOTING POLICIES AND PROCEDURES

Although individual Board members may not agree with particular policies or votes by the Adviser, the Board has approved delegating proxy voting discretion to the Adviser believing that the Adviser should be responsible for voting because it is a matter relating to the investment decision making process.

Attached as Appendix B is the Trust’s Proxy Voting Policies and Procedures and a summary of the Adviser’s proxy voting policies that the Adviser uses to determine how to vote proxies relating to portfolio securities, including the procedures that the Adviser uses when a vote presents a conflict between the interests of Fund shareholders, on the one hand, and those of the Adviser or any affiliated person of a Fund or the Adviser, on the other. Appendix B provides a general indication as to how the Adviser will vote proxies relating to portfolio securities on each issue listed. However, Appendix B does not address all potential voting issues or the intricacies that may surround individual proxy votes. For that reason, there may be instances in which votes may vary from the Trust’s and the Adviser’s Proxy Voting Policies and Procedures. Notwithstanding the foregoing, the Adviser always endeavors to vote proxies relating to portfolio securities in accordance with the Funds’ investment objectives. When applicable, information on how a Fund voted proxies relating to portfolio securities during the most recent prior 12-month period ended June 30 will be available without charge, (i) upon request, by calling 1-888-628-8208 and (ii) on the SEC’s website at http://www.sec.gov.

PRINCIPAL SHAREHOLDERS

A principal shareholder is any person who owns of record or beneficially owns 5% or more of any class of a Fund’s outstanding equity securities. A control person is any person who owns beneficially or through controlled companies more than 25% of the voting securities of the a Fund or acknowledges the existence of control.

As of December 31, 2018, the following shareholders owned 5% or more of the outstanding shares of a class of the Funds as listed below:

Fund	Shareholder Name	Address	Percentage of Interest	Type of Ownership
American Independence Global Tactical Allocation Fund – Class A	LPL FINANCIAL CORPORATION		38.13%	Record
American Independence Global Tactical Allocation Fund – Class A	UBS	5 REVERE DR STE 500 NORTHBROOK, IL 60062	7.73%	Record
American Independence Global Tactical Allocation Fund – Class A	NATIONAL FINANCIAL SERVICES INC	PO BOX 5000, MAIL ZONE ZE7F WHEELING, WV 26003	7.95%	Record
American Independence Global Tactical Allocation Fund – Class A	PERSHING LLC	9055 E MINERAL CIR STE 200 SHAWNEE MISSION, KS 66202	36.39%	Record

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American Independence Global Tactical Allocation Fund - Institutional Class	LPL FINANCIAL CORPORATION	4707 EXECUTIVE DR WICHITA, KS 67208	6.04%	Record
American Independence Global Tactical Allocation Fund - Institutional Class	CHARLES SCHWAB & CO INC	211 MAIN ST, SAN FRANCISCO, CA 94105	8.26%	Record
American Independence Global Tactical Allocation Fund - Institutional Class	TD AMERITRADE INC	200 S 108TH AVE OMAHA, NE 68154	7.46%	Record
American Independence Global Tactical Allocation Fund - Institutional Class	UBS	61 S PARAMUS RD FL 4, STE 200 WELLESLEY, MA 02481	25.01%	Record
American Independence Global Tactical Allocation Fund - Institutional Class	NATIONAL FINANCIAL SERVICES INC	PO BOX 640, MAIL ZONE ZE7F WHEELING, WV 26003	29.26%	Record
American Independence Global Tactical Allocation Fund - Institutional Class	PERSHING LLC	9729 COGDILL RD STE 301 SYRACUSE, NY 13202	23.28%	Record
American Independence Kansas Tax-Exempt Bond Fund – Class A	LPL FINANCIAL CORPORATION	8682 W 133RD ST WICHITA, KS 67226	52.40%	Record
American Independence Kansas Tax-Exempt Bond Fund – Class A	ROBERT W BAIRD	8535 E 21ST ST N STE 125 WICHITA, KS 67206	30.54%	Record
American Independence Kansas Tax-Exempt Bond Fund – Class A	PERSHING LLC	601 OFFICE CENTER DR STE 300 FORT WASHINGTON, PA 19034	6.15%	Record
American Independence Kansas Tax-Exempt Bond Fund – Institutional Class	RELIANCE TRUST CO	PO BOX 28004 ATLANTA, GA 30358	96.71%	Record

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As of December 31, 2018, none of the Trustees or Officers of the Trust owned any of the outstanding shares of the American Independence Global Tactical Allocation Fund or the American Independence Kansas Tax-Exempt Bond Fund.

EXPENSES

The Funds’ expenses include taxes, interest, fees and salaries of the Trust’s Trustees and officers who are not trustees, officers or employees of the Funds’ service contractors, SEC fees, state securities qualification fees, costs of preparing and printing prospectuses for regulatory purposes and for distribution to existing shareholders, advisory and administration fees, charges of the custodian and of the transfer and dividend disbursing agent, certain insurance premiums, outside auditing and legal expenses, costs of shareholder reports and shareholder meetings and any extraordinary expenses. The Funds also pay for brokerage fees and commissions (if any) in connection with the purchase and sale of portfolio securities.

PORTFOLIO MANAGER

The following sections set forth certain additional information with respect to the portfolio manager for each Fund. Unless noted otherwise, all information is provided as of September 30, 2018.

Other Accounts Managed by Portfolio Manager

The table below identifies as of September 30, 2018, the number of accounts (other than the Funds with respect to which information is provided) for which the Funds’ portfolio managers have day-to-day management responsibilities and the total assets in such accounts within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts.

Portfolio Manager	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number	Total Assets (in millions)	Number	Total Assets (in millions)*	Number*	Total Assets (in millions)*
Charles McNally	1	$43	1**	$32	0	$0
Joseph Demmler	1	$43	1	$104	28	$217
Nathan Eigerman	1	$43	1	$104	28	$217
Neil D. Klein	1	$137	0	$0	1,271	$1,549
Jason R. Graybill	1	$137	0	$0	1,271	$1,549

*	If an account was managed by a team, the total number of accounts and assets have been allocated to each respective team member. Therefore, some accounts and assets have been counted more than once.

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**	One privately offered fund with total market value of $32 million is subject to a performance-based advisory fee.

Portfolio Manager Compensation

Each portfolio manager’s compensation consists primarily of a fixed base salary and a discretionary cash bonus. The bonus compensation will be reviewed annually and will be determined by a number of factors including, the relative investment performance of the portfolios versus the benchmark upon which the Funds are compared, before taxes, for a one year period of time; the consistency of the portfolio manager’s performance, the total value of the assets managed by the portfolio managers, the profitability of the investment advisor and the portfolio manager’s contribution to profitability and the trends in industry compensation and levels.

Each Portfolio Manager also receives employee benefits, which may include health care and other insurance benefits as well as participation in the 401(k) program.

The structure of the portfolio manager’s compensation may be modified from time to time to reflect, among other things, changes in responsibilities or the competitive environment.

Potential Conflicts of Interest with Other Accounts

Potential conflicts of interest may arise when a fund’s portfolio managers have day-to-day management responsibilities with respect to one or more other funds or other accounts, as is the case for the portfolio managers listed in the table above.

The Adviser, the Sub-Advisers and the Funds have adopted compliance policies and procedures that are designed to mitigate various conflicts of interest that may arise for the Adviser and the individuals that it employs. For example, the Adviser’s Code of Ethics requires employees to place the Adviser’s clients’ interests ahead of the employee’s own interests. The Adviser has also adopted trade allocation procedures that are designed to facilitate the allocation of investment opportunities among multiple client accounts. There is no guarantee, however, that the policies and procedures adopted by the Adviser and the Funds will be able to detect and/or prevent every situation in which an actual or potential conflict may appear. These potential conflicts include:

Allocation of Limited Time and Attention. A portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. As a result, the portfolio manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if he were to devote substantially more attention to the management of a single fund. The effects of this potential conflict may be more pronounced where funds and/or accounts overseen by a particular portfolio manager have different investment strategies.

Allocation of Limited Investment Opportunities. If a portfolio manager identifies a limited investment opportunity that may be suitable for multiple funds and/or accounts, the opportunity may be allocated among these several funds or accounts, which may limit a fund’s ability to take full advantage of the investment opportunity.

Pursuit of Differing Strategies. At times, a portfolio manager may determine that an investment opportunity may be appropriate for only some of the funds and/or accounts for which he exercises investment responsibility, or may decide that certain of the funds and/or accounts should take differing positions with respect to a particular security. In these cases, the portfolio manager may place separate transactions for one or more funds or accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment or benefit of one or more other funds and/or accounts.

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Selection of Brokers/Dealers. Portfolio managers may be able to select or influence the selection of the brokers and dealers that are used to execute securities transactions for the funds and/or account that they supervise. In addition to executing trades, some brokers and dealers provide portfolio managers with brokerage and research services (as those terms are defined in Section 28(e) of the 1934 Act), which may result in the payment of higher brokerage fees than might have otherwise been available. These services may be more beneficial to certain funds or accounts than to others. Although the payment of brokerage commissions is subject to the requirement that the portfolio manager determine in good faith that the commissions are reasonable in relation to the value of the brokerage and research services provided to the fund, a portfolio manager’s decision as to the selection of brokers and dealers could yield disproportionate costs and benefits among the funds and/or accounts that he manages.

Variation in Compensation. A conflict of interest may arise where the financial or other benefits available to the portfolio manager differ among the funds and/or accounts that he manages. If the structure of the investment adviser’s management fee and/or the portfolio manager’s compensation differs among funds and/or accounts (such as where certain funds or accounts pay higher management fees or performance-based management fees), the portfolio manager might be motivated to help certain funds and/or accounts over others. The portfolio manager might be motivated to favor funds and/or accounts in which he has an interest or in which the investment adviser and/or its affiliates have interests. Similarly, the desire to maintain or raise assets under management or to enhance the portfolio manager’s performance record or to derive other rewards, financial or otherwise, could influence the portfolio manager to lend preferential treatment to those funds and/or accounts that could most significantly benefit the portfolio manager.

Related Business Opportunities. The Adviser or its affiliates may provide more services (such as distribution or recordkeeping) for some types of funds or accounts than for others. In such cases, a portfolio manager may benefit, either directly or indirectly, by devoting disproportionate attention to the management of funds and/or accounts that provide greater overall returns to the Adviser and its affiliates.

Ownership of Securities

The table below identifies ownership of Fund securities by each Portfolio Manager as of September 30, 2018.

Portfolio Manager	Dollar Range of Ownership of Securities
	American Independence Global Tactical Allocation Fund	American Independence Kansas Tax-Exempt Bond Fund
Charles McNally	$5,000 - $10,000	$0
Joseph Demmler	$0	$0
Nathan Eigerman	$0	$0
Neil D. Klein	$0	$0
Jason R. Graybill	$0	$0

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NET ASSET VALUE

The following is a description of the procedures used by the Funds in valuing its assets. For the purpose of pricing purchase and redemption orders, the net asset value per share of each Fund is determined once daily as of the close of regularly scheduled trading on the NYSE (normally, 4:00 p.m. Eastern time). A Fund’s net asset value is calculated on each day that the NYSE is open for trading, i.e., Monday through Friday, except for New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day, and the preceding Friday or subsequent Monday when one of those holidays falls on a Saturday or Sunday, respectively.

In calculating net asset value, portfolio securities listed or traded on national securities exchanges for which market quotations are available are valued at the official closing price. If there is no official closing price, the securities are valued at the mean of the last bid and ask price.

Securities that are primarily traded on foreign exchanges generally are valued at the preceding closing values of such securities on their respective exchanges, except that when an occurrence subsequent to the time a value was so established is likely to have changed such value, then the fair value of those securities will be determined by consideration of other factors by or under the direction of the Trust’s Board or its delegates. In valuing assets, prices denominated in foreign currencies are converted to U.S. dollar equivalents at the current exchange rate. Securities may be valued by independent pricing services which use prices provided by market-makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics. In certain circumstances, bid and ask prices may be obtained from (i) a broker/dealer specified and deemed reliable by the Adviser, (ii) pink sheets, yellow sheets or the blue list, or (iii) a pricing agent that obtains quotations from broker/dealers or evaluates the value of the respective bid and ask prices. All other securities and other assets of a Fund will be valued at fair value as determined in good faith pursuant to procedures adopted by the Board.

TAXES

This section provides additional information primary concerning U.S. federal income taxes. It is based on the Code, applicable Treasury Regulations, judicial authority and administrative rulings and practice, all as of the date of this SAI, and all of which are subject to change, possibly with retroactive effect. Except as specifically noted below, the following does not address any state, local or foreign or estate or gift tax matters.

A shareholder’s U.S. federal income tax consequences from acquiring, holding and disposing of shares in a Fund may vary depending upon his or her particular situation. This discussion only applies to shareholders who are U.S. persons. For purposes of this discussion, U.S. persons are: (i) U.S. citizens or residents, (ii) U.S. corporations (or entities treated as corporations for U.S. tax purposes), (iii) an estate whose income is subject to U.S. federal income taxation regardless of its source, or (iv) a trust, if a court within the United States is able to exercise primary supervision over its administration and one or more U.S. persons have the authority to control all of its substantial decisions, or certain electing trusts that were in existence on August 20, 1996, and were treated as domestic trusts on August 19, 1996. This discussion does not address issues of significance to U.S. persons in special situations such as: (i) certain types of tax-exempt organizations, (ii) shareholders holding shares through tax-advantaged accounts (such as 401(k) plan accounts or individual retirement accounts), (iii) shareholders holding investments through foreign institutions (financial and non-financial), (iv) financial institutions, (v) broker-dealers, and traders in securities that elect to mark-to-market their securities holdings, (vi) entities not organized under the laws of the United States or a political subdivision thereof, (vii) shareholders holding shares as part of a hedge, straddle or conversion transaction, and (viii) shareholders who are subject to the U.S. federal alternative minimum tax.

If a partnership (including for this purpose any entity treated as a partnership for U.S. federal income tax purposes) is a beneficial owner of shares, the tax treatment of a partner in the partnership will generally depend upon the status of the partner and the activities of the partnership. Partners of partnerships that are considering the purchase of shares should consult their own tax advisers regarding the U.S. federal income tax consequences of the purchase, ownership and disposition of shares.

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The Funds have not requested and will not request an advance ruling from the Internal Revenue Service (the “IRS”) as to the U.S. federal income tax matters described below. The IRS could adopt positions contrary to those discussed below and such positions could be sustained. In addition, the foregoing discussion only addresses some of the U.S. federal income tax considerations generally affecting investments in the Funds. Prospective shareholders are urged to consult with their own tax advisers as to the particular U.S. federal tax consequences to them of an investment in a Fund, as well as the applicability and effect of any state, local or foreign laws, and the effect of possible changes in applicable tax laws.

General Policies

In general, it is the policy of the American Independence Global Tactical Allocation Fund to distribute at quarterly to shareholders as “ordinary income dividends” substantially all of their investment company taxable income (which includes, among other items, dividends, interest and the excess of any net short-term capital gains over net long-term capital losses). The American Independence Kansas Tax-Exempt Bond Fund makes such net income distributions monthly. It is the policy of both Funds to distribute annually the excess of net long-term capital gains over net short-term capital losses, if any, after offsetting any capital loss carryovers, as “capital gains dividends.” Capital gains for both Funds are distributed at least annually.

Ordinary income dividends and capital gain distributions are payable as of the close of the Exchange on the record date for each dividend or distribution. Shareholders may elect to re-invest their ordinary income dividends or capital gain distributions, or both. The election may be made at any time by submitting a written request directly to a Fund. In order for a change to be in effect for any dividend or distribution, it must be received by the Fund on or before the record date for such dividend or distribution.

Distributions and dividends are reinvested in additional Fund shares unless you instruct the Transfer Agent to have your distributions and/or dividends paid by check mailed to the address of record or transferred through an Automated Clearing House to the bank of your choice. If you elect to receive your dividends in cash and the dividend checks sent to you are returned “undeliverable” to the Fund or remain uncashed for six months, your cash election will automatically be changed and your future dividends will be reinvested. No interest will accrue on amounts represented by uncashed dividend or redemption checks.

As required by federal law, detailed U.S. federal tax information will be furnished to each shareholder for each calendar year.

Taxation of the Funds

Each Fund intends to elect to be treated and qualify each year as a regulated investment company under Subchapter M of the Code. Each Fund also intends to be treated as a separate entity for federal income tax purposes. Thus, the provisions of the Code applicable to regulated investment companies generally will apply separately to each Fund even though each Fund is a series of the Trust. Furthermore, each Fund will separately determine its income, gain, losses and expenses for federal income tax purposes. In order to qualify for the special tax treatment accorded regulated investment companies and their shareholders, each Fund must, among other things: (i) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies and net income derived from interests in “qualified publicly traded partnerships;” (ii) diversify its holdings so that at the end of each fiscal quarter, (a) at least 50% of the value of its total assets consists of cash and cash items (including receivables), U.S. government securities, securities of other regulated investment companies, and other securities limited generally, with respect to any one issuer, to no more than 5% of the value of a Fund’s total assets and 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of a Fund’s total assets is invested in (1) the securities (other than those of the U.S. government or other regulated investment companies) of any one issuer, (2) the securities (other than the securities of other regulated investment companies) of two or more issuers which a Fund controls and which are engaged in the same, similar or related trades or businesses, or (3) in the securities of one or more qualified publicly traded partnerships and (iii) distribute with respect to each taxable year an amount equal to or exceeding the sum of (a) 90% of its “investment company taxable income,” as that term is defined in the Code (which generally includes, among other things, dividends, taxable interest, and the excess of any net short-term capital gains over net long-term capital losses, as reduced by certain deductible expenses) without regard to the deduction for dividends paid, and (b) 90% of its tax-exempt interest income, net of expenses allocable thereto. For purposes of meeting the diversification requirement described in (ii) above, in the case of each Fund’s investment in loan participations, the issuer may be the financial intermediary or the borrower. The requirements for qualification as a regulated investment company may significantly limit the extent to which each Fund may invest in some investments.

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With respect to (i) above, the IRS may limit qualifying income from foreign currency gains to the amount of such currency gains that are directly related to a regulated investment company’s principal business of investing in stock or securities (or options and futures with respect thereto) pursuant to regulations that may be promulgated in the future. For purposes of the 90% gross income requirement described in (i) above, income derived from a partnership will generally be treated as qualifying income only to the extent such income is attributable to items of income of the partnership which would be qualifying income if realized by the regulated investment company. However, 100% of the net income derived from an interest in a qualified publicly traded partnership (defined as an entity taxed as a partnership (x) interests in which are traded on an established securities market or readily tradable on a secondary market or the substantial equivalent thereof and (y) that derives less than 90% of its income from the qualifying income described in (i) above) will be treated as qualifying income. In addition, although in general the passive activity loss rules of the Code do not apply to regulated investment companies, such rules do apply to a regulated investment company with respect to items attributable to an interest in a qualified publicly traded partnership. Finally, for purposes of (ii)(a) above, the term “outstanding voting securities of such issuer” will include the equity securities of a qualified publicly traded partnership.

To the extent that it qualifies for treatment as a regulated investment company, a Fund will not be subject to U.S. federal income tax on income distributed to its shareholders in a timely manner in the form of dividends (including capital gain dividends, defined below). In certain situations, a Fund can cure failures to meet the income and diversification tests described above, including, in some cases, by paying the Fund-level tax and, in the case of diversification failures, disposing of certain assets. If a Fund were to fail to qualify as a regulated investment company accorded special tax treatment in any taxable year – for example, because it was not sufficiently diversified under the applicable Code tests – the Fund would be subject to tax on its taxable income at corporate rates, and all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, would be taxable to shareholders as ordinary income. To qualify again to be taxed as a regulated investment company that is accorded special treatment in a subsequent year, a Fund could be required to pay substantial taxes, penalties and interest and make substantial distributions. In addition, if a Fund fails to qualify as a regulated investment company for a period greater than two taxable years, the Fund may be required to recognize and pay tax on any net built-in gain (the excess of aggregate gain, including items of income, over aggregate loss that would have been realized if the Fund had been liquidated) or, alternatively, to be subject to taxation on such built-in gain recognized for a period of five years, in order to qualify as a regulated investment company in a subsequent year.

As a regulated investment company, each Fund generally will not be subject to U.S. federal income tax on its net capital gains (that is, any net long-term capital gains in excess of net short-term capital losses) properly reported by a Fund in a written statement to shareholders as capital gain dividends (“capital gain dividends”) and its investment company taxable income if any, that the Fund distributes to shareholders on a timely basis. Each Fund intends to distribute substantially all of its investment company taxable income and net capital gains, after offsetting any capital loss carryforwards, in a taxable year. If a Fund does retain any investment company taxable income, it will be subject to tax at regular corporate rates on the amount retained. However, a Fund may elect to have certain distributions paid after the close of a tax year treated as having been paid during the tax year for purposes of the regulated investment company distribution requirements and for purposes of determining its taxable income (“spill-over dividends”). Spill-over dividends are taxed to shareholders in the year in which they are received.

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If a Fund retains any net capital gain, it will also be subject to tax at regular corporate rates on the amount retained, but may designate the retained amount as undistributed capital gains in a notice to its shareholders who (i) will be required to include in income for U.S. federal income tax purposes, as long-term capital gain, their shares of such undistributed amount, and (ii) will be entitled to credit their proportionate shares of the tax paid by the Fund on such undistributed amount against their U.S. federal income tax liabilities, if any. For U.S. federal income tax purposes, the tax basis of shares owned by a shareholder of a Fund will be increased by an amount equal to the difference between the amount of undistributed capital gains included in the shareholder’s income and the tax deemed paid by the shareholder under clause (ii) of the preceding sentence.

Generally, the excess (if any) of a Fund’s net short-term capital loss over the net long-term capital loss for a taxable year will carry over as a short-term capital loss arising on the first day of the next tax year. In addition, the excess (if any) of a Fund’s net long-term capital loss over the net short-term capital gain for the year will carry over as a long-term capital loss arising on the first day of the next tax year. Unused capital losses realized by a Fund in taxable year commencing after December 22, 2010 may be carried forward indefinitely until they can be used to offset capital gains.

If future capital gains are offset by carried-forward capital losses, such future capital gains are not subject to Fund-level federal income tax, regardless of whether they are distributed to shareholders. However, future capital gains offset by carried-forward capital losses are generally subject to taxation as ordinary dividends to shareholders if distributed. Accordingly, the Funds do not expect to distribute any capital gains offset by carried-forward capital losses. The Funds cannot carry back or carry forward any net operating losses. As of the fiscal year ended September 30, 2018, the American Independence Global Tactical Allocation Fund and the American Independence Kansas Tax-Exempt Bond Fund had no accumulated capital loss carryforwards.

A regulated investment company may elect to treat any post-October capital loss (defined as the Fund’s net capital loss, net long-term capital loss, or net short-term capital loss, as applicable, in each case attributable to the portion of the taxable year after October 31) and late-year ordinary loss (generally, (i) net ordinary losses from the sale, exchange or other taxable disposition of property, attributable to the portion of the taxable year after October 31, plus (ii) other net ordinary losses attributable to the portion of the taxable year after December 31) as if incurred in the succeeding taxable year.

If a Fund fails to distribute in a calendar year at least an amount equal to the sum of 98% of its ordinary income for such year (taking into account certain deferrals and elections) and 98.2% of its net capital gain income for the one-year period ending on October 31 of such year, plus any retained amount for the prior year, the Fund will be subject to a non-deductible excise tax on the undistributed amounts. For these purposes, ordinary gains and losses from the sale, exchange or other taxable disposition of property that would be properly taken into account after October 31 are treated as arising on January 1 of the following calendar year. For purposes of the excise tax, a Fund will be treated as having distributed any amount on which it has been subject to corporate income tax in the taxable year ending within the calendar year. A dividend paid to shareholders in January of a year generally is deemed to have been paid on December 31 of the preceding year, if the dividend is declared and payable to the shareholders of record on a date in October, November or December of that preceding year.

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Each Fund intends to make distributions sufficient to avoid imposition of the excise tax, although there can be no assurance that it will be able to do so. Moreover, each Fund reserves the right to pay an excise tax rather than make an additional distribution when circumstances warrant (for example, the amount of excise tax to be paid is deemed de minimis by a Fund).

Equalization Accounting

Each Fund may use “equalization accounting” to determine the portion of its income and gains that has been distributed with respect to each taxable year. Under equalization accounting, a Fund would allocate a portion of its undistributed investment company taxable income and net capital gain to redemptions of Fund shares. This method would allow a Fund to reduce the amount of such income and gains that it distributes to non-redeeming shareholders but would not reduce the total return on a shareholder’s investment. If the IRS determines that a Fund’s equalization method is improper and that the Fund has under-distributed its income and gain for any taxable year, the Fund may be liable for federal income and/or excise tax. Equalization accounting is not available for a Fund that is a personal holding company for federal income tax purposes.

Taxation of Fund Distributions

For U.S. federal income tax purposes, distributions of investment company taxable income are generally taxable as ordinary income to the extent of a Fund’s current or accumulated “earnings and profits.” Taxes on distributions of capital gains are determined by how long a Fund owned the investments that generated them, rather than how long a shareholder has owned his or her shares. Distributions of net capital gains from the sale of investments that a Fund owned for more than one year and that are properly designated by the Fund as capital gain dividends (i.e., “capital gain dividends”) will be taxable to Fund shareholders as long-term capital gains. Generally, distributions of gains from the sale of investments that a Fund owned for one year or less will be taxable as ordinary income.

A Fund may designate certain dividends as derived from “qualified dividend income,” which, when received by an individual, will be taxed at a maximum federal income tax rate applicable to long-term capital gain (assuming certain holding period requirements are satisfied), which (for this purpose) is 20%. Dividend income distributed to individual shareholders will qualify as “qualified dividend income” as that term is defined in section 1(h)(11)(B) of the Code to the extent such distributions are attributable to income from a Fund’s investments in common and preferred stock of U.S. companies and stock of certain qualified foreign corporations provided that certain holding period and other requirements are met by both the Fund and its shareholders. If 95% or more of a Fund’s gross income (excluding net long-term capital gain over net short-term capital loss) constitutes qualified dividend income, all of its distributions (other than capital gain dividends) generally will be treated as qualified dividend income in the hands of individual shareholders, as long as they satisfy certain holding period requirements with respect to their Fund shares. If less than 95% of a Fund’s income is attributable to qualified dividend income, then only the portion of the Fund’s distributions that is attributable to qualified dividend income and designated as such in a timely manner will be so treated in the hands of individual shareholders. Portions of a Fund’s distributions may be derived from qualified dividend income.

Distributions of earnings and gains to shareholders are taxable to shareholders even if the distributions are paid from income or gains earned by a Fund before a shareholder invested in the Fund (and thus were included in the price the shareholder paid), and whether shareholders receive them in cash or reinvest them in additional shares (other than distributions, if any, reported by a Fund as “exempt-interest dividends,” a designation which only the Kansas Fund expects to make). Any gain resulting from the sale or exchange of Fund shares generally will be taxable as capital gains. Distributions declared and payable by a Fund during October, November or December to shareholders of record on a date in any such month and paid by the Fund during the following January will be treated for U.S. federal tax purposes as paid by the Fund and received by shareholders on December 31st of the year in which declared rather than the calendar year in which they were received.

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An additional 3.8% Medicare tax will be imposed on certain net investment income of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds certain amounts. Net investment income includes interest, dividends, royalties, rents, gross income from a trade or business involving passive activities, and net gain from disposition of property (other than property held in a non-passive trade or business). Net investment income also includes ordinary income and capital gain distributions received with respect to shares of a Fund and net gains from redemptions or other taxable dispositions of Fund shares. Net investment income is reduced by deductions properly allocable to such income.

Dividends received by corporate shareholders that are reported by a Fund in a written statement furnished to shareholders may qualify for a 50% dividends received deduction with respect to qualifying dividends received by a Fund from domestic corporations and with respect to that portion (if any) of interest paid or accrued on certain high yield discount obligations owned by the Fund that is treated as dividends, so long as (in either case) certain holding period requirements are met.

If a Fund makes a distribution in excess of its current and accumulated “earnings and profits” in any taxable year, the excess distribution will be treated as a return of capital to the extent of a shareholder’s tax basis in his or her shares, and thereafter as capital gain. A return of capital is not taxable, but it reduces a shareholder’s basis in his or her shares, thus reducing any loss or increasing any gain on a subsequent taxable disposition by the shareholder of such shares.

The assets of the Kansas Fund will qualify to pay exempt-interest dividends only if, at the close of each quarter of the Fund’s taxable year, at least 50 percent of the value of the total assets of the Kansas Fund consists of obligations described in Section 103(a) of the Code (generally, state or local bonds).

Exempt-interest dividends paid by the Kansas Fund are exempt from regular federal income taxes, whether paid in cash or in shares, and regardless of how long a shareholder has held shares of the Fund. No distributions paid by the Kansas Fund are expected to be eligible for the dividends-received deduction for corporate shareholders or for any favorable tax rate that may apply to “qualified dividend income” in the hands of an individual shareholder.

Tax-exempt income must be taken into account in computing the portion, if any, of social security or railroad retirement benefits that must be included in an individual shareholder’s gross income subject to federal income tax.

Because the Kansas Fund will distribute exempt-interest dividends, interest on indebtedness incurred by shareholders, directly or indirectly, to purchase or carry shares in the Kansas Funds is not deductible for U.S. federal income tax purposes.

Shares of the Kansas Fund generally would not be suitable for tax-exempt institutions and may not be suitable for retirement plans qualified under Section 401 of the Code and individual retirement accounts because the recognition of taxable income on the earnings of such plans and accounts is generally deferred and, not only would the shareholder not gain any current benefit from the Funds’ dividends being tax-exempt, but such dividends would be ultimately taxable to the beneficiaries when distributed from the plan.

Although interest on certain private activity bonds is exempt from regular federal income tax, such interest is a tax preference item for taxpayers when determining their alternative minimum tax under the Code and could subject a shareholder to or increase the shareholder’s liability under the federal alternative minimum tax, depending on the shareholder’s personal or corporate tax position. Under the Tax Cuts and Jobs Act of 2017 (the “2017 Tax Act”), corporations are no longer subject to the alternative minimum tax for their taxable years beginning after December 31, 2017 although individuals remain subject to such tax.

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In addition, the Kansas Fund may be an inappropriate investment for entities that are “substantial users” of facilities financed by “private activity bonds” owned by the Kansas Fund or “related persons” thereof. A “substantial user” is defined under U.S. Treasury Regulations to include a non-exempt person who regularly uses a part of such facilities in his or her trade or business provided one of the following is true: (i) the person’s gross revenues derived with respect to the facilities financed by the issuance of bonds are more than five percent of the total revenues derived by all users of such facilities; (ii) the person occupies more than five percent of the usable area of such facilities; or (iii) the facilities or a part thereof were specifically constructed, reconstructed or acquired for the person. “Related persons” generally includes certain (i) related natural persons, (ii) members of a controlled group of corporations, (iii) partnership and its partners (and their spouses and minor children), and (iv) S corporations and its shareholders (and their spouses and minor children).

The 2017 Tax Act

The 2017 Tax Act substantially altered the U.S. federal income tax rules for the taxation of individuals and corporations, generally effective for taxable years beginning after December 31, 2017. Certain specific provisions of the 2017 Tax Act are described in the relevant portions of this SAI. The 2017 Tax Act also makes numerous changes to the tax rules that do not affect regulated investment companies directly but may affect shareholders and may indirectly affect the Funds. Among many other tax changes introduced by the 2017 Tax Act, the 2017 Tax Act changes marginal income tax rates applicable to individuals and other taxpayers. Most of the changes applicable to individuals are temporary and apply only to taxable years beginning after December 31, 2017 and before January 1, 2026. The 2017 Tax Act does not change the maximum federal income tax rates that apply to long-term capital gains recognized by non-corporate taxpayers.

The 2017 Tax Act also establishes a deduction of up to 20% for qualified business income from certain pass-through businesses, including publicly traded partnerships and real estate investment trusts (“REITs”). Under current law, this deduction will not be available for income from regulated investment companies, including the Funds.

Sale or Redemption of Shares

The sale or redemption of Fund shares may give rise to a gain or loss. In general, any gain or loss realized upon a taxable disposition of Fund shares will be treated as long-term capital gain or loss if the shares have been held for more than one year. Otherwise, the gain or loss on the taxable disposition of Fund shares will be treated as short-term capital gain or loss. However, any loss realized upon a taxable disposition of shares held for six months or less will be treated as long-term, rather than short-term, to the extent of any long-term capital gain distributions received (or deemed received) by the shareholder with respect to the shares. The deductibility of capital losses is subject to limitations.

All or a portion of any loss realized upon a taxable disposition of Fund shares will be disallowed if other substantially identical shares of the same Fund or other substantially identical securities are purchased within 30 days before or after the disposition. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.

Special Tax Considerations

The following discussion relates to the particular U.S. federal income tax consequences of the investment policies of the Funds.

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Non-U.S. Taxes

Investments in non-U.S. securities may cause a Fund to be liable to non-U.S. governments for taxes relating primarily to investment income or capital gains on non-U.S. securities in the Fund’s portfolio. If at the close of its taxable year more than 50% of the value of a Fund’s total assets consists of securities of foreign corporations (including foreign governments), the Fund may make an election under the Code that would allow Fund shareholders who are U.S. persons or U.S. corporations to claim a foreign tax credit or deduction (but not both) on their U.S. income tax return for their pro rata portion of qualified taxes paid by that Fund to non-U.S. countries in respect of non-U.S. securities held at least a minimum period as specified in the Code. If a Fund were eligible for and were to make the election, the amount of each shareholder’s distribution reported on the information returns filed by the Fund with the IRS must be increased by the amount of the shareholder’s portion of the Fund’s foreign tax paid. A shareholder’s ability to claim all or a part of a foreign tax credit or deduction in respect of non-U.S. taxes paid by a Fund would also be subject to certain holding period and other limitations imposed by the Code.

If a Fund were to qualify as a “qualified fund of funds,” the Fund could be entitled to elect to pass-through its foreign tax credits without regard to the above described 50% requirement. For this purpose, the term “qualified fund of funds” means a regulated investment company if (at the close of each quarter of the taxable year) at least 50% of the value of its total assets is represented by interests in other regulated investment companies.

The Funds do not anticipate that they will be eligible for the elections discussed in this section.

Non-U.S. Currency Transactions

Transactions in non-U.S. currencies, non-U.S.-currency denominated debt obligations and certain non-U.S. currency options, future contracts, and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the non-U.S. currency concerned and may increase the amount and affect the timing and character of taxes payable by shareholders. Certain of a Fund’s transactions, if any, in foreign currencies and foreign currency denominated instruments are likely to result in a difference between the Fund’s book income and taxable income. This difference may cause a portion of the Fund’s income distributions to constitute a return of capital or capital gain for tax purposes or require the Fund to make distributions exceeding book income to avoid excise tax liability and to qualify as a regulated investment company, which may have the effect of accelerating taxable distributions to shareholders of the Fund.

REITs

A Fund’s investments in REIT equity securities, if any, may result in such Fund’s receipt of cash in excess of the REIT’s earnings. If a Fund receives such distributions all or a portion of these distributions will constitute a return of capital to such Fund. Receiving a return of capital distribution from a REIT will reduce the amount of income available to be distributed to Fund shareholders. Income from REIT securities generally will not be eligible for treatment as qualified dividend income.

Under the 2017 Tax Act, “qualified REIT dividends” (i.e., ordinary REIT dividends other than capital gain dividends and portions of REIT dividends designated as qualified dividend income) are eligible for a 20% deduction by noncorporate taxpayers. The 2017 Tax Act does not permit a regulated investment company, such as a Fund, to pass the special character of this income through to its shareholders. It is uncertain whether a future technical corrections bill or regulations issued by the IRS will address this issue to enable a Fund to pass through the special character of “qualified REIT dividends” to its shareholders.

Passive Foreign Investment Companies

The Global Tactical Allocation Fund may invest in stocks of foreign companies that may be classified under the Code as passive foreign investment companies (“PFICs”). In general, a foreign company is classified as a PFIC if at least one-half of its assets constitute investment-type assets or 75% or more of its gross income is investment-type income. When investing in PFIC securities, a Fund intends to mark-to-market these securities under certain provisions of the Code and recognize any unrealized gains as ordinary income at the end of the Fund’s fiscal and excise tax years. Deductions for losses are allowable only to the extent of any current or previously recognized gains. These gains (reduced by allowable losses) are treated as ordinary income that a Fund is required to distribute, even though it has not sold or received dividends from these securities. In addition, if the Fund is unable to identify an investment as a PFIC and thus does not make a mark-to-market election, the Fund may be subject to U.S. federal income tax and interest on a portion of any “excess distribution” or gain from the disposition of such shares even if such income is distributed as a taxable dividend by the Fund to its shareholders.

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Alternatively, the GTA Fund may elect to treat the PFIC as a “qualified electing fund” (a “QEF election”), in which case the Fund would be required to include its share of the company’s income and net capital gains annually, regardless of whether it receives distributions from the PFIC. As with the mark-to-market election, these amounts would be taken into account by the Fund for purposes of satisfying the distribution requirement and the excise tax distribution requirement. Under proposed Treasury Regulations issued by the IRS, earnings included in income under a QEF election would not be qualifying income for a regulated investment company unless such earnings are distributed in the taxable year in which they are earned. In order to make a QEF election, the Fund would be required to obtain certain annual information from the PFICs in which it invests, which may be difficult or impossible to obtain. Dividends paid by PFICs or by foreign corporations that were PFICs in the year preceding the payment of the dividend will not be eligible to be treated as qualified dividend income.

Exchange-Traded Notes

A Fund may invest in exchange-traded notes (“ETNs”). The tax treatment of ETNs will depend upon the particular features of the ETN in question, and may present significant uncertainties.

Some ETNs are properly treated as indebtedness for federal income tax purposes. A Fund that owns such an ETN will be required to take into account interest income on the ETN on the accrual method. If the ETN is issued or purchased at a discount, the purchasing Fund may be required to take the discount into income as original issue discount or market discount. See “Securities Issued or Purchased at a Discount.”

Other ETNs are properly treated as prepaid forward or derivative contracts for U.S. federal income tax purposes. The tax consequences of an investment in such ETNs are unclear under current law. A Fund that holds such ETNs may not report any taxable income or loss over the term of the ETNs prior to their taxable disposition (including at maturity or pursuant to an early redemption or call). Upon a taxable disposition of a note, a Fund would report gain or loss equal to the difference between the amount realized on the taxable disposition and the Fund’s tax basis in the note (the latter of which should equal the amount paid to acquire the note). This gain or loss should be long term capital gain or loss if the Fund has held the note for more than one year at that time.

In addition, some ETNs may be taxed as “section 1256 contracts.” See “Options and Other Financial Products” below.

There are significant uncertainties regarding the tax consequences of a Fund’s ownership and disposition of ETNs treated as a prepaid forward or derivative contract. For example, the Fund might be required to include amounts in income during the term of the ETN notes and/or to treat all or a portion of the gain or loss on the taxable disposition of the ETN as ordinary income or loss or as short term capital gain or loss, without regard to how long the Fund holds the ETN.

Moreover, an investment in an ETN that is linked to a commodities index would also present uncertainties concerning whether income from the investment is qualifying income for purposes of the Fund’s qualification as a regulated investment company. Qualifying income includes gains from the sale or other disposition of securities, as well as “other income” derived with respect to a regulated investment company’s business of investment in securities. For this purpose, the term “securities” has the meaning provided in the 1940 Act. However, the IRS’s position is that there is no conclusive authority concerning whether a derivative contract on commodities is included within the 1940 Act’s definition of “security.” For several years, the IRS regularly issued private rulings that treated commodity-linked notes as producing qualifying income, but since then the IRS has generally stopped issuing rulings that require a determination of whether a financial instrument is a security under the 1940 Act. Accordingly, there can be no assurance that income derived by a Fund from a commodities-linked ETN will be qualifying income.

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Options and Other Financial Products

A Fund’s investments in options, hedging transactions, forward contracts, swaps and certain other transactions will be subject to special tax rules (including mark-to-market, constructive sale, straddle, wash sale, short sale and other rules), the effect of which may be to accelerate income recognized by the Fund, defer the Fund’s losses, cause adjustments in the holding periods of the Fund’s securities, convert capital gain into ordinary income and convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to Fund shareholders.

Certain positions undertaken by a Fund may constitute “straddles” for U.S. federal income tax purposes. The straddle rules may affect the character of gains or losses realized by a Fund. Losses realized by a Fund that are part of a straddle may be deferred beyond the point in time that they are realized. The straddle rules, if applicable, could increase the amount of short-term capital gain realized by a Fund, which is taxed as ordinary income when distributed to shareholders. Certain tax elections that a Fund may make with respect to straddles could affect the character and timing of recognition of gains and losses.

A Fund may make short sales of securities. Short sales may increase the amount of short-term capital gains realized by the Fund, which is taxed as ordinary income to the shareholders when distributed. Short sales may also constitute part of “constructive sales,” which would result in taxable income before the short-sale positions are terminated.

Certain of a Fund’s hedging activities including its transactions in options and foreign currencies, are likely to result in a difference between the Fund’s book income and taxable income. This difference may cause a portion of the Fund’s income distributions to constitute a return of capital or capital gain for tax purposes or require the Fund to make distributions exceeding book income to avoid excise tax liability and to qualify as a regulated investment company, which may have the effect of accelerating taxable distributions to shareholders.

Rules governing the tax aspects of notional principal contracts in which a Fund may invest are not clear in various respects. As a result, the IRS could challenge a Fund’s methods of accounting for U.S. federal income tax purposes for such contracts, and such a challenge could affect the status of a Fund as a regulated investment company.

When a Fund sells a put or call option, the premium received generally is not included in income at the time of receipt. If the option expires, the premium is generally included in income of the Fund as short-term capital gain. If the Fund enters into a closing transaction, the difference between the amount paid to close out its position and the premium received is generally short-term capital gain or loss. If a call option written by a Fund is exercised, thereby requiring the Fund to sell the underlying security, the premium will increase the amount realized upon the sale of such security and any resulting gain or loss generally will be a capital gain or loss, and will be long-term or short-term depending upon the holding period of the security. With respect to a put or call option that is purchased by a Fund, if the option is sold any resulting gain or loss generally will be a capital gain or loss, and will be long-term or short-term, depending upon the holding period of the option. If the option expires, the resulting loss is a capital loss and is long-term or short-term, depending upon the holding period of the option. If the option is exercised, the cost of the option, in the case of a call option, is added to the basis of the purchased security and in the case of a put option, reduces the amount realized on the underlying security in determining gain or loss.

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Some of the Funds’ investments, such as certain option transactions, futures contract transactions, and forward foreign currency exchange contracts may be “section 1256 contracts.” With certain exceptions, gains or losses attributable to section 1256 contracts generally are treated as sixty percent long-term capital gains or losses and forty percent short-term capital gains or losses (“60/40”). Section 1256 contracts held by a Fund at the end of a taxable year (and, generally, for purposes of the excise tax, on October 31 of each year) are “marked-to market” with the result that unrealized gains or losses are treated as though they were realized and the resulting gain or loss is treated as 60/40 gain or loss.

The application of certain requirements for qualification as a regulated investment company and the application of certain other federal income tax rules may be unclear in some respects in connection with investments in certain derivatives and other investments. As a result, a Fund may be required to limit the extent to which it invests in such investments and the IRS may not agree with the Fund’s treatment of such investments. In addition, the tax treatment of derivatives and certain other investments may be affected by future legislation, Treasury regulations and guidance issued by the IRS (which could apply retroactively) that could affect the timing, character and amount of a Fund’s income and gains and distributions to shareholders, affect whether the Fund has made sufficient distributions and otherwise satisfied the requirements to maintain its qualification as a regulated investment company and avoid federal income and excise taxes or limit the extent to which the Fund may invest in certain derivatives and other investments in the future.

Securities Issued or Purchased at a Discount

A Fund’s investment in debt obligations issued at a discount and certain other obligations will (and investments in debt obligations purchased at a discount may) require that Fund to accrue and distribute income not yet received (and which may never be received). In addition, payment-in-kind securities will give rise to income which is required to be distributed even though the Fund does not receive an interest payment in cash on the security during the year. In order to generate sufficient cash to make the requisite distributions, an affected Fund may be required to sell securities in its portfolio that it otherwise would have continued to hold. An affected Fund may realize gains or losses from such sales. In the event a Fund realizes net capital gains from such transactions, its shareholders may receive a larger capital gain distribution than they would in the absence of such transactions.

Some debt obligations that are acquired by a Fund in the secondary market may be treated as having market discount. “Market discount” is generally the excess of the stated redemption price of the bond at maturity over the basis of the bond immediately after its acquisition by the taxpayer. Generally, any gain recognized on the receipt of principal payments or on the disposition of a debt security having market discount is treated as ordinary income to the extent the gain does not exceed the “accrued market discount” on such debt security. Market discount generally accrues in equal daily installments. Each Fund may make certain elections applicable to debt obligations having market discount, which could affect the character and timing of recognition of income for U.S. federal income tax purposes. Gain on the disposition of market discount bonds is taxable as ordinary income even if interest on the debt obligation in question is tax exempt.

For financial accounting purposes, depending upon the type of instrument involved and its credit quality, both original issue discount and market discount may be recognized over the expected or contractual life of the instrument.  The 2017 Tax Act requires accrual-method taxpayers to recognize items of gross income for tax purposes in the year in which the taxpayer recognizes the income for financial accounting purposes. The IRS has said that it will not apply this provision to require the recognition of accrued market discount. However, it is possible that the 2017 Tax Act will accelerate the recognition by a Fund of original issue discount for income tax purposes.

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High-Risk Securities

The Funds may invest in debt obligations that are in the lowest rating categories or are unrated. Investments in debt obligations that are at risk of or in default present special tax issues for the Funds. The application of the U.S. federal income tax rules with respect to these types of investments is complicated and will depend upon the application of the law to facts that may be unclear, which may result in uncertainty about the U.S. federal income tax treatment of these investments (e.g., such as when a Fund may cease to accrue interest, original issue discount or market discount, when and to what extent deductions may be taken for bad debts, or worthless securities and how payments received on obligations in default should be allocated between principal and income). These and other related issues will be addressed by a Fund if it invests in such securities in order to seek to ensure that the Fund distributes sufficient income to avoid becoming subject to U.S. federal income or excise tax.

Backup Withholding

Each Fund generally is required to withhold and remit to the U.S. Treasury a percentage of the taxable distributions and redemption proceeds paid to any individual shareholder who fails to properly furnish a Fund with a correct taxpayer identification number (TIN), who has under-reported dividend or interest income, or who fails to certify to a Fund that he or she is not subject to such withholding. The backup withholding tax rate is 24% for tax years beginning after December 31, 2017 and before January 1, 2026.

Backup withholding is not an additional tax. Amounts withheld under the backup withholding rules from a payment to a shareholder generally may be refunded or credited against the shareholder’s federal income tax liability, if any, provided that certain required information is timely furnished to the IRS. A shareholder who has not been notified by the IRS that the shareholder has failed to report interest or dividends may normally avoid backup withholding by furnishing a properly completed IRS Form W-9. If a shareholder fails to furnish a valid TIN upon request, the shareholder can be subject to IRS penalties.

Cost Basis Reporting

The Funds (or their administrative agent) must report to the IRS and furnish to fund shareholders the cost basis information for Fund shares purchased on or after January 1, 2012, and redeemed, exchanged or otherwise sold on or after that date. The Funds must also indicate to the IRS whether these shares had a short-term or long-term holding period. In the absence of an election by a shareholder to elect from certain cost basis methods which have been accepted by the IRS, the Funds will use their default cost basis method. The cost basis method elected or applied may not be changed after the settlement date of a sale of Fund shares. Fund shareholders should consult with their tax advisers concerning the most desirable IRS-accepted cost basis method for their tax situation and to obtain more information about how the new cost basis reporting law applies to them. In addition, the Funds are required to report the gross proceeds from the sale of all Fund shares (regardless of when such shares were purchased).

Reportable Transactions

If a shareholder recognizes a loss with respect to Fund shares of $2 million or more for an individual shareholder, or $10 million or more for a corporate shareholder, in any single taxable year (or a greater amount over a combination of years), the shareholder must file with the IRS a disclosure statement on Form 8886. A shareholder who fails to make the required disclosure to the IRS may be subject to substantial penalties. The fact that a loss is reportable under these regulations does not affect the legal determination of whether or not the taxpayer’s treatment of the loss is proper. Shareholders should consult with their tax advisers to determine the applicability of these regulations in light of their individual circumstances.

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Foreign Accounts

Under the Foreign Account Tax Compliance Act (or “FATCA”), foreign financial institutions as defined by FATCA (“FFIs”) or non-financial foreign entities as defined by FATCA (“NFFEs”) that are shareholders of a Fund may be subject to a 30% withholding tax on: (1) income dividends paid by the Fund, and (2) certain capital gain distributions and the proceeds of a sale of Fund shares paid after December 31, 2018. The FATCA withholding tax generally may be avoided: (a) by an FFI, if it reports certain direct and indirect ownership of foreign financial accounts held by U.S. persons with the FFI, and (b) by an NFFE, if it: (i) certifies that is has no substantial U.S. persons as owners or (ii) if it does have such owners, reporting information relating to them to the withholding agent (which may be the Fund). The U.S. Treasury has negotiated intergovernmental agreements (each, an “IGA”) with certain countries and is in various stages of negotiations with other foreign countries with respect to one or more alternative approaches to implement FATCA. An entity in one of those countries may be required to comply with the terms of an IGA and applicable local law instead of U.S. Treasury regulations.

An FFI can avoid FATCA withholding by becoming a “participating FFI,” which requires the FFI to enter into a tax compliance agreement with the IRS under section 1471(b) of the Code under which it agrees to verify, report and disclose certain of its U.S. accountholders and provided that such entity meets certain other specified requirements. The FFI will report to the IRS, or, depending on the FFI’s country of residence, to the government of that country (pursuant to the terms and conditions of an applicable IGA and applicable law), which will, in turn, report to the IRS. An FFI that is resident in a country that has entered into an IGA with the U.S. to implement FATCA will be exempt from FATCA withholding provided that the FFI shareholder and the applicable foreign government comply with the terms of such agreement.

An NFFE that is the beneficial owner of a payment from a Fund can avoid FATCA withholding generally by certifying that it does not have any substantial U.S. owners or by providing the name, address and taxpayer identification number of each substantial U.S. owner. The NFFE will report to the Fund or other applicable withholding agent, which will, in turn, report information to the IRS.

Such foreign shareholders also may fall into certain exempt, excepted or deemed compliant categories as established by U.S. Treasury regulations, IGAs, and other guidance regarding FATCA. An FFI or NFFE that invests in a Fund will need to provide the Fund with documentation properly certifying the entity’s status under FATCA in order to avoid FATCA withholding. The requirements imposed by FATCA are different from, and in addition to, the U.S. certification rules to avoid backup withholding described above.

Other Tax Matters

Special tax rules apply to investments through defined contribution plans and other tax-qualified plans, as well as investments by other tax-exempt investors. Shareholders should consult their tax adviser to determine the suitability of shares of a Fund as an investment through such plans or by other tax-exempt investors and the precise effect that investment in a Fund would have on their particular tax situation.

Shareholders are urged to consult their tax advisers regarding specific questions as to U.S. federal, state, local and, where applicable, foreign taxes. Foreign investors should consult their tax advisers concerning the U.S. federal income tax consequences of ownership of shares of a Fund, including the certification and filing requirements imposed on foreign investors in order to qualify for exemption from the backup withholding tax rates (or a reduced rate of withholding provided by treaty and the potential applicability of the U.S. estate tax).

The foregoing is a general and abbreviated summary of the applicable provisions of the Code and related regulations currently in effect. For the complete provisions, reference should be made to the pertinent Code sections and regulations. The Code and regulations are subject to change by legislative or administrative actions.

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State and local taxes

Dividends and other distributions paid by the Funds also may be subject to state and local taxes, and their treatment under state and local income tax laws may differ from federal income tax treatment. Distributions from a Fund that are derived from interest on obligations of the U.S. Government and certain of its agencies and instrumentalities may be exempt from state and local income taxes in certain states. State and local tax treatment may change if a Fund ever fails to qualify as a regulated investment company for federal income tax purposes. The treatment also may change if a Fund fails to meet certain reporting and filing requirements under state laws and regulations.

The assets of the Kansas Fund include interest bearing obligations issued on behalf of the State of Kansas and political subdivisions thereof (the “Kansas Bonds”). The following discussion relating to Kansas state and local income tax only addresses the taxation of persons who are full-time residents of the State of Kansas.

Interest dividends distributed by the Kansas Fund, that are excluded from gross income for federal tax purposes and are attributable to interest on (i) Kansas Bonds issued after December 31, 1987, (ii) certain bonds for which interest thereon has been exempted by state law (i.e., obligations issued as Board of Regents Bonds for Kansas Colleges and Universities, Electrical Generation Revenue Bonds, Industrial Revenue Bonds, Kansas Highway Bonds, Kansas Turnpike Authority Bonds, and Urban Renewal Bonds); and (iii) certain other obligations of Kansas or any political subdivisions of Kansas issued before 1988 as determined by the authorizing legislation, are excludible from taxable income for purposes of the State of Kansas’s income tax (the “Kansas Income Tax”) on individuals, fiduciaries and corporations (other than insurance companies, national banking associations, banks, trust companies, federally chartered savings banks and savings and loan associations). Such tax-exempt interest from the Kansas Fund may be subject to the taxes imposed by the State of Kansas on insurance companies, national banking associations, banks, trust companies, federally chartered savings banks and savings and loan associations, when received by shareholders subject to such taxes.

Distributions from the Kansas Fund, other than interest dividends described in the foregoing paragraph will generally be subject to the Kansas Income Tax. In addition, you generally will be subject to the Kansas Income Tax on the gain recognized on the sale or redemption of a share of the Kansas Fund.

Interest on indebtedness incurred or continued to purchase or carry shares of the Kansas Fund are not deductible for purposes of the Kansas Income Tax. Ownership of shares in the Kansas Fund may result in other Kansas tax consequences and prospective investors should consult their tax advisors.

This discussion is based on Kansas laws as enacted and construed on the date of this SAI and in certain cases on administrative guidance from state revenue departments. Such laws and interpretation are subject to change. Fund shares and Fund distributions may be subject to other state and local taxes not discussed above.

DESCRIPTION OF THE TRUST

The Trust was organized as a Delaware statutory trust on January 12, 2012 and consists of multiple separate portfolios or series. The Board may establish additional series in the future. The capitalization of the Trust consists solely of an unlimited number of shares of beneficial interest with no par value.

The Trust consists of multiple separate portfolios or series. When certain matters affect one fund but not another, the shareholders vote as a fund regarding such matters. Subject to the foregoing, on any matter submitted to a vote of shareholders, all shares then entitled to vote will be voted separately by the fund unless otherwise required by the 1940 Act, in which case all shares will be voted in the aggregate. For example, a change in a fund’s fundamental investment policies would be voted upon only by shareholders of the fund. Additionally, approvals of Investment Advisory Contracts are matters to be determined separately by the fund.

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Approval by the shareholders of one fund is effective as to that fund whether or not sufficient votes are received from the shareholders of the other fund to approve the proposal as to that fund. The term “majority,” when referring to approvals to be obtained from shareholders of a fund means the vote of the lesser of (i) 67% of the shares of the fund or class represented at a meeting if the holder of more than 50% of the outstanding shares of the fund or class are present in person or by proxy, or (ii) more than 50% of the outstanding shares of the fund. The term “majority,” when referring to the approvals to be obtained from shareholders of the Trust as a whole means the vote of the lesser of (i) 67% of the Trust’s shares represented at a meeting if the holders of more than 50% of the Trust’s outstanding shares are present in person or proxy, or (ii) more than 50% of the Trust’s outstanding shares. Shareholders are entitled to one vote for each full share held and fractional votes for fractional shares held.

The Trust is not required to hold regular annual meetings of a fund’s shareholders and does not intend to do so. However, the Trust undertakes to hold a special meeting of its shareholders if the purpose of voting on the question of removal of a director or trustees is requested in writing by the holders of at least 10% of the Trust’s outstanding voting securities, and to assist in communicating with other shareholders as required by Section 16(c) of the 1940 Act. The Declaration of Trust provides that the holders of not less than two-thirds of the outstanding shares of the Trust may remove a person serving as Trustee either by declaration in writing or at a meeting called for such purpose.

Each share of a Fund represents an equal proportional interest in the fund with each other share and is entitled to such dividends and distributions out of the income earned on the assets belonging to a Fund as are declared in the discretion of the Trustees. In the event of the liquidation or dissolution of the Trust, shareholders of a Fund are entitled to receive the assets attributable to the Fund that are available for distribution, and a distribution of any general assets of the Trust not attributable to the Fund that are available for distribution in such manner and on such basis as the Trustees in their sole discretion may determine.

Shareholders are not entitled to any preemptive rights. All shares, when issued, will be fully paid and non-assessable by the Trust.

Under Delaware law, shareholders could, under certain circumstances, be held personally liable for the obligations of a series of the Trust but only to the extent of the shareholder’s investment in such series. However, the Declaration of Trust disclaims liability of the shareholders, Trustees or officers of the Trust for acts or obligations of the Trust, which are binding only on the assets and property of each series of the Trust and requires that notice of the disclaimer be given in each contract or obligations entered into or executed by the Trust or the Trustees. The risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Trust itself would be unable to meet its obligations and should be considered remote and is limited to the amount of the shareholder’s investment in the Fund.

OTHER INFORMATION ABOUT THE FUNDS

Custodian. INTRUST Bank, N.A., located at 105 North Main Street, Wichita, Kansas 67202, serves as the custodian for the Funds. As such, the Custodian holds in safekeeping certificated securities and cash belonging to the Funds and, in such capacity, is the registered owner of securities in book-entry form belonging to the Funds. Upon instruction, the Custodian receives and delivers cash and securities of the Funds in connection with Fund transactions and collects all dividends and other distributions made with respect to Fund portfolio securities. The Custodian also maintains certain accounts and records of the Funds. Sub-custodians provide custodial services for any foreign assets held outside of the United States.

Transfer Agent. ALPS, pursuant to a Transfer Agency and Service Agreement, serves as transfer agent for the Funds. As Transfer Agent, ALPS has, among other things, agreed to (i) issue and redeem shares of the Funds; (ii) make dividend and other distributions to shareholders of the Funds; (iii) effect transfers of shares; (iv) mail communications to shareholders of the Funds, including account statements, confirmations, and dividend and distribution notices; (v) facilitate the electronic delivery of shareholder statements and reports and (vi) maintain shareholder accounts. Under the Transfer Agency and Service Agreement, ALPS receives from the Trust on behalf of the Funds an annual minimum fee and a fee based upon the number of shareholder accounts and is also reimbursed for out-of-pocket expenses. As described above, ALPS is an affiliate of the Distributor.

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Independent Registered Public Accounting Firm. Cohen & Company, Ltd. ("Cohen") serves as the Trust’s independent registered public accounting firm. Cohen provides audit services, tax return review and assistance. Cohen is located at 1350 Euclid Ave., Suite 800, Cleveland, Ohio 44115.

Counsel. Davis Graham & Stubbs LLP serves as counsel to the Trust and is located at 1550 17th Street, Suite 500, Denver, Colorado 80202. Thompson Hine LLP serves as counsel to the Independent Trustees and is located at 41 South High Street, Columbus, Ohio 43215.

PERFORMANCE INFORMATION

Yield and Total Return. A Fund may from time to time include the yield and/or total return of its shares in advertisements or information in advertisements or information furnished to present or prospective shareholders.

A Fund’s yield will vary from time to time depending upon market conditions, the composition of its portfolios and operating expenses of the Trust allocated to the Fund. These factors, possible differences in the methods used in calculating yield, and the tax exempt status of distributions, should be considered when comparing a Fund’s yield to yields published for other investment companies and other investment vehicles. Yield should also be considered relative to changes in the value of a Fund’s shares and to the relative risks associated with the investment objectives and policies of a Fund.

At any time in the future, yields and total return may be higher or lower than past yields and there can be no assurance that any historical results will continue.

Investors in a Fund are specifically advised that share prices, expressed as the net asset value per share, will vary just as yield will vary. An investor’s focus on the yield of a Fund to the exclusion of the consideration of the share price of the Fund may result in the investor’s misunderstanding the total return he or she may derive from the Fund.

FINANCIAL STATEMENTS

The audited financial statements of the Funds for the fiscal period ended September 30, 2018, and the report of Cohen & Company, Ltd., the Funds’ independent registered public accounting firm, are incorporated herein by reference to the Funds’ Annual Report for the fiscal year ended September 30, 2018. The Annual Report was filed on Form N-CSR with the SEC on December 10, 2018. The Annual Report is available at no charge by writing or telephoning the Fund at the address or number on the front page of this Statement of Additional Information.

72

APPENDIX A

DESCRIPTION OF SECURITIES RATINGS

A Fund may make use of average portfolio credit quality standards to assist institutional investors whose own investment guidelines limit their investments accordingly. In determining a Fund’s overall dollar-weighted average quality, unrated securities are treated as if rated, based on the adviser’s view of their comparability to rated securities. A Fund’s use of average quality criteria is intended to be a guide for those investors whose investment guidelines require that assets be invested according to comparable criteria. Reference to an overall average quality rating for a Fund does not mean that all securities held by the Fund will be rated in that category or higher. A Fund’s investments may range in quality from securities rated in the lowest category in which the Fund is permitted to invest to securities rated in the highest category (as rated by Moody’s, S&P or Fitch or, if unrated, determined by the adviser to be of comparable quality). The percentage of a Fund’s assets invested in securities in a particular rating category will vary. Following is a description of Moody’s, S&P’s and Fitch’s ratings applicable to fixed-income securities.

Moody’s Investors Service, Inc.

Corporate and Municipal Bond Ratings

Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edge.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long-term risks appear somewhat larger than with Aaa securities.

A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment sometime in the future.

Baa: Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured), interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Bonds which are rated B generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

A-1

Ca: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C: Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Moody’s bond ratings, where specified, are applicable to financial contracts, senior bank obligations and insurance company senior policyholder and claims obligations with an original maturity in excess of one year. Obligations relying upon support mechanisms such as letter-of-credit and bonds of indemnity are excluded unless explicitly rated. Obligations of a branch of a bank are considered to be domiciled in the country in which the branch is located.

Unless noted as an exception, Moody’s rating on a bank’s ability to repay senior obligations extends only to branches located in countries which carry a Moody’s Sovereign Rating for Bank Deposits. Such branch obligations are rated at the lower of the bank’s rating or Moody’s Sovereign Rating for the Bank Deposits for the country in which the branch is located. When the currency in which an obligation is denominated is not the same as the currency of the country in which the obligation is domiciled, Moody’s ratings do not incorporate an opinion as to whether payment of the obligation will be affected by the actions of the government controlling the currency of denomination. In addition, risk associated with bilateral conflicts between an investor’s home country and cither the issuer’s home country or the country where an issuer branch is located are not incorporated into Moody’s ratings.

Moody’s makes no representation that rated bank obligations or insurance company obligations are exempt from registration under the Securities Act or issued in conformity with any other applicable law or regulation. Nor does Moody’s represent that any specific bank or insurance company obligation is legally enforceable or a valid senior obligation of a rated issuer.

Moody’s applies numerical modifiers, 1, 2, and 3 in each generic rating classified from Aa through Caa in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

Corporate Short-Term Debt Ratings

Moody’s short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations. These obligations have an original maturity not exceeding one year, unless explicitly noted.

Moody’s employs the following three designations, all judged to be investment-grade, to indicate the relative repayment ability of rated issuers:

PRIME-1: Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries; high rates of return on funds employed: conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.

PRIME-2: Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

A-2

PRIME-3: Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

NOT PRIME: Issuers rated Not Prime do not fall within any of the Prime rating categories.

Standard & Poor’s Ratings Services

Issue Credit Rating Definitions

A Standard & Poor’s issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The issue credit rating is not a recommendation to purchase, sell, or hold a financial obligation, inasmuch as it does not comment as to market price or suitability for a particular investor.

Issue credit ratings are based on current information furnished by the obligors or obtained by Standard & Poor’s from other sources it considers reliable. Standard & Poor’s does not perform an audit in connection with any credit rating and may, on occasion, rely on unaudited financial information. Credit ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

Issue credit ratings can be either long-term or short-term. Short-term ratings are generally assigned to those obligations considered short term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days, including commercial paper. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. The result is a dual rating, in which the short-term rating addresses the put feature, in addition to the usual long-term rating. Medium-term notes are assigned long-term ratings.

Issue credit ratings are based, in varying degrees, on the following considerations: likelihood of payment - capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation: nature of and provisions of the obligation; protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

The issue rating definitions are expressed in terms of default risk. As such, they pertain to senior obligations of an entity. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation applies when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.) Accordingly, in the case of junior debt the rating may not conform exactly with the category definition.

A-3

Corporate and Municipal Bond Ratings

Investment-grade

AAA: An obligation rated AAA has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA: An obligation rated ‘AA’ differs from the highest rated obligations only in small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A: An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB: An obligation rated ‘BBS’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Speculative Grade

Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’ and ‘C’ are regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.

BB: An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B: An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC: An obligation rated ‘CCC’ is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC: An obligation rated ‘CC’ is currently highly vulnerable to nonpayment.

C: A subordinated debt or preferred stock obligation rated ‘C’ is currently highly vulnerable to nonpayment. The ‘C’ rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued. A ‘C’ also will be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.

D: An obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Plus (+) or Minus (–): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

A-4

Provisional ratings: The letter “p” indicates that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of, such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

r: This symbol is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating. Examples include: obligations linked or indexed to equities, currencies, or commodities; obligations exposed to severe prepayment risk - such as interest-only or principal-only mortgage securities; and obligations with unusually risky interest terms, such as inverse floaters.

The absence of an “r” symbol should not be taken as an indication that an obligation will exhibit no volatility or variability in total return.

N.R.: This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor’s does not rate a particular obligation as a matter of policy.

Debt obligations of issuers outside the United States and its territories are rated on the same basis as domestic corporate and municipal issues. The ratings measure the creditworthiness of the obligor but do not take into account currency exchange and related uncertainties.

Commercial Paper Rating Definitions

A Standard & Poor’s commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into several categories, ranging from A for the highest quality obligations to D for the lowest. These categories are as follows:

A-1: A short-term obligation rated ‘A-1’ is rated in the highest category by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2: A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3: A short-term obligation rated ‘A-3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B: A short-term obligation rated ‘B’ is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

C: A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

A-5

D: A short-term obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

A commercial paper rating is not a recommendation to purchase, sell or hold a security inasmuch as it does not comment as to market price or suitability for a particular investor. The ratings are based on current information furnished to Standard & Poor’s by the issuer or obtained from other sources it considers reliable. Standard & Poor’s does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in or unavailability of such information.

Fitch Investor Services, Inc.

Credit Ratings

Fitch’s credit ratings provide an opinion on the relative ability of an entity to meet financial commitments, such as interest, preferred dividends, repayment of principal, insurance claims or counterparty obligations. Credit ratings are used by investors as indications of the likelihood of receiving their money back in accordance with the terms on which they invested. Fitch’s credit ratings cover the global spectrum of corporate, sovereign (including supranational and sub-national), financial, bank, insurance, municipal and other public finance entities and the securities or other obligations they issue, as well as structured finance securities backed by receivables or other financial assets.

The use of credit ratings defines their function: “investment grade” ratings (international Long-term ‘AAA’ to ‘BBB-’ categories; Short-term ‘F1’ to ‘F3’) indicate relatively low to moderate credit risk, while those in the “speculative” or “non-investment grade” categories (international Long-term ‘BB+’ to ‘D’; Short-term ‘B’ to ‘D’) either signal a higher level of credit risk or that a default has already occurred. Credit ratings express risk in relative rank order, which is to say they are ordinal measures of credit risk and are not predictive of a specific frequency of default or loss.

Depending on their application, credit ratings address benchmark measures of probability of default as well relative expectations of loss given default. For example, issuers are typically assigned Issuer Default Ratings that are relative measures of default probability. Similarly, short-term credit ratings give primary consideration to the likelihood that obligations will be met on a timely basis. Securities, however, are rated taking into consideration probability of default and loss given default. As a result, for entities such as corporations, security ratings may be rated higher, lower or the same as the issuer rating to reflect expectations of the security’s relative recovery prospects, as well as differences in ability and willingness to pay. While recovery analysis plays an important role throughout the ratings scale, it becomes a more critical consideration for below investment-grade securities and obligations, particularly at the lower end of the non-investment-grade ratings scale where Fitch often publishes actual Recovery Ratings that are complementary to the credit ratings.

Structured finance ratings typically are assigned to each individual security or tranche in a transaction, and not to an issuer. Each structured finance tranche is rated on the basis of various stress scenarios in combination with its relative seniority, prioritization of cash flows and other structural mechanisms.

International Long-Term Credit Ratings

International Long-Term Credit Ratings (LTCR) may also be referred to as Long-Term Ratings. When assigned to most issuers, it is used as a benchmark measure of probability of default and is formally described as an Issuer Default Rating (IDR). The major exception is within Public Finance, where IDRs will not be assigned as market convention has always focused on timeliness and does not draw analytical distinctions between issuers and their underlying obligations. When applied to issues or securities, the LTCR may be higher or lower than the issuer rating (IDR) to reflect relative differences in recovery expectations.

A-6

The following rating scale applies to foreign currency and local currency ratings:

Investment Grade

AAA

Highest credit quality. ‘AAA’ ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA

Very high credit quality. ‘AA’ ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A

High credit quality. ‘A’ ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB

Good credit quality. ‘BBB’ ratings indicate that there are currently expectations of low credit risk. The capacity for payment of financial commitments is considered adequate but adverse changes in circumstances and economic conditions are more likely to impair this capacity. This is the lowest investment grade category.

Speculative Grade

BB

Speculative

‘BB’ ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B

Highly speculative

For issuers and performing obligations, ‘B’ ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

A-7

For individual obligations, may indicate distressed or defaulted obligations with potential for extremely high recoveries. Such obligations would possess a Recovery Rating of ‘R1’ (outstanding).

CCC

For issuers and performing obligations, default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic conditions.

For individual obligations, may indicate distressed or defaulted obligations with potential for average to superior levels of recovery. Differences in credit quality may be denoted by plus/minus distinctions. Such obligations typically would possess a Recovery Rating of ‘R2’ (superior), or ‘R3’ (good) or ‘R4’ (average).

CC

For issuers and performing obligations, default of some kind appears probable.

For individual obligations, may indicate distressed or defaulted obligations with a Recovery Rating of ‘R4’ (average) or ‘R5’ (below average).

C

For issuers and performing obligations, default is imminent.

For individual obligations, may indicate distressed or defaulted obligations with potential for below-average to poor recoveries. Such obligations would possess a Recovery Rating of ‘R6’ (poor).

RD

Indicates an entity that has failed to make due payments (within the applicable grace period) on some but not all material financial obligations, but continues to honor other classes of obligations.

D

Indicates an entity or sovereign that has defaulted on all of its financial obligations. Default generally is defined as one of the following:

●	failure of an obligor to make timely payment of principal and/or interest under the contractual terms of any financial obligation;

●	the bankruptcy filings, administration, receivership, liquidation or other winding-up or cessation of business of an obligor; or

●	the distressed or other coercive exchange of an obligation, where creditors were offered securities with diminished structural or economic terms compared with the existing obligation.

Default ratings are not assigned prospectively; within this context, non-payment on an instrument that contains a deferral feature or grace period will not be considered a default until after the expiration of the deferral or grace period.

A-8

Issuers will be rated ‘D’ upon a default. Defaulted and distressed obligations typically are rated along the continuum of ‘C’ to ‘B’ ratings categories, depending upon their recovery prospects and other relevant characteristics. Additionally, in structured finance transactions, where analysis indicates that an instrument is irrevocably impaired such that it is not expected to meet pay interest and or principal in full in accordance with the terms of the obligation’s documentation during the life of the transaction, but where no payment default in accordance with the terms of the documentation is imminent, the obligation may be rated in the ‘B’ or ‘CCC-C’ categories.

Default is determined by reference to the terms of the obligations’ documentation. Fitch will assign default ratings where it has reasonably determined that payment has not been made on a material obligation in accordance with the requirements of the obligation’s documentation, or where it believes that default ratings consistent with Fitch’s published definition of default are the most appropriate ratings to assign.

International Short-Term Credit Ratings

The following ratings scale applies to foreign currency and local currency ratings. A Short-term rating has a time horizon of less than 13 months for most obligations, or up to three years for US public finance, in line with industry standards, to reflect unique risk characteristics of bond, tax, and revenue anticipation notes that are commonly issued with terms up to three years. Short-term ratings thus place greater emphasis on the liquidity necessary to meet financial commitments in a timely manner.

F1

Highest credit quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F2

Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F3

Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near term adverse changes could result in a reduction to non-investment grade.

B

Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near term adverse changes in financial and economic conditions.

C

High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

RD

Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other obligations.

A-9

D

Indicates an entity or sovereign that has defaulted on all of its financial obligations.

Notes to International Long-Term and Short-Term ratings:

The modifiers “+” or “–” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the ‘AAA’ Long-term rating category, to categories below ‘CCC’ or to Short-term ratings other than ‘Fl’. (The +/– modifiers are only used to denote issues within the CCC category, whereas issuers are only rated CCC without the use of modifiers.)

Rating Watch: Ratings are placed on Rating Watch to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as “Positive,” indicating a potential upgrade, “Negative,” for a potential downgrade, or “Evolving,” if ratings may be raised, lowered or maintained. Rating Watch is typically resolved over a relatively short period.

Rating Outlook: An Outlook indicates the direction a rating is likely to move over a one to two-year period. Outlooks may be positive, stable or negative. A positive or negative Rating Outlook does not imply a rating change is inevitable. Similarly, ratings for which outlooks are “stable” could be upgraded or downgraded before an outlook moves to positive or negative if circumstances warrant such an action. Occasionally, Fitch Ratings may be unable to identify the fundamental trend. In these cases, the Rating Outlook may be described as evolving.

Program ratings (such as the those assigned to MTN shelf registrations) relate only to standard issues made under the program concerned: it should not be assumed that these ratings apply to every issue made under the program. In particular, in the case of non-standard issues, i.e. those that are linked to the credit of a third party or linked to the performance of an index, ratings of these issues may deviate from the applicable program rating.

Variable rate demand obligations and other securities which contain a short-term “put” or other similar demand feature will have a dual rating, such as AAA/F1+. The first rating reflects the ability to meet long-term principal and interest payments, whereas the second rating reflects the ability to honor the demand feature in full and on time.

Interest Only

Interest Only ratings are assigned to interest strips. These ratings do not address the possibility that a security holder might fail to recover some or all of its initial investment due to voluntary or involuntary principal repayments.

Principal Only

Principal Only ratings address the likelihood that a security holder will receive their initial principal investment either before or by the scheduled maturity date.

Rate of Return

Ratings also may be assigned to gauge the likelihood of an investor receiving a certain predetermined internal rate of return without regard to the precise timing of any cash flows.

A-10

‘PIF’

Paid-in-Full: denotes a security that is paid-in-full, matured, called, or refinanced.

‘NR’ indicates that Fitch Ratings does not rate the issuer or issue in question.

‘Withdrawn’: A rating is withdrawn when Fitch Ratings deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced, or for any other reason Fitch Ratings deems sufficient.

A-11

APPENDIX B

ALPS SERIES TRUST

PROXY VOTING POLICIES AND PROCEDURES

The Trust has adopted a Proxy Voting Policy used to determine how the Funds vote proxies relating to their portfolio securities. Under the Trust’s Proxy Voting Policy, the Fund has, subject to the oversight of the Trust’s Board, delegated to the Adviser the following duties: (1) to make the proxy voting decisions for the Funds, subject to the exceptions described below; and (2) to assist the Funds in disclosing their respective proxy voting record as required by Rule 30b1-4 under the 1940 Act.

In cases where a matter with respect to which the Fund was entitled to vote presents a conflict between the interest of the Fund’s shareholders, on the one hand, and those of the Fund’s investment adviser, principal underwriter or an affiliated person of the Fund, its investment adviser, or principal underwriter, on the other hand, the Fund shall always vote in the best interest of the Fund’s shareholders. For purposes of this Policy, a vote shall be considered in the best interest of the Fund’s shareholders when a vote is cast consistent with a specific voting policy as set forth in the Adviser’s Proxy Voting Policy (described below), provided such specific voting policy was approved by the Board.

The Fund CCO shall ensure that the Adviser has adopted a Proxy Voting Policy, which it uses to vote proxies for its clients, including the Funds.

General

The Trust and the Funds believe that the voting of proxies is an important part of portfolio management as it represents an opportunity for shareholders to make their voices heard and to influence the direction of a company. The Trust and the Funds are committed to voting corporate proxies in the manner that best serves the interests of the Fund’s shareholders.

Delegation to the Adviser

The Trust believes that the Adviser is in the best position to make individual voting decisions for the Funds consistent with this Policy. Therefore, subject to the oversight of the Board, the Adviser is hereby delegated the following duties:

(1) to make the proxy voting decisions for the Funds, in accordance with the Adviser’s Proxy Voting Policy, except as provided herein; and

(2) to assist the Funds in disclosing their respective proxy voting record as required by Rule 30b1-4 under the 1940 Act, including providing the following information for each matter with respect to which the Funds are entitled to vote: (a) information identifying the matter voted on; (b) whether the matter was proposed by the issuer or by a security holder; (c) whether and how the Fund cast its vote; and (d) whether the Fund cast its vote for or against management.

The Board, including a majority of the independent trustees of the Board, must approve the Adviser’s Proxy Voting and Disclosure Policy (the “Adviser Voting Policy”) as it relates to the Funds. The Board must also approve any material changes to the Adviser Voting Policy no later than six (6) months after adoption by the Adviser.

B-1

Conflicts

In cases where a matter with respect to which the Fund was entitled to vote presents a conflict between the interest of the Fund’s shareholders, on the one hand, and those of the Fund’s investment adviser, principal underwriter, or an affiliated person of the Fund, its investment adviser, or principal underwriter, on the other hand, the Fund shall always vote in the best interest of the Fund’s shareholders. For purposes of this Policy, a vote shall be considered in the best interest of the Fund’s shareholders when a vote is cast consistent with the specific voting policy as set forth in the Adviser Voting Policy, provided such specific voting policy was approved by the Board.

MANIFOLD PARTNERS, LLC

SUMMARY OF PROXY VOTING POLICIES

GENERAL POLICY

Manifold Partners, as an investment adviser, is generally responsible for voting proxies with respect to the securities held in accounts of investment companies and other clients (“Clients”) for which it provides discretionary investment management services. Manifold Partners has designed these proxy voting policies and procedures (“Proxy Procedures”) to ensure that proxies are voted in the best interest of our Clients, which generally means voting proxies with a view to enhancing the value of the shares of stock held in Client accounts and to be free from conflicts of interest. The policies articulated in these Proxy Procedures pertain to all of Manifold Partners’ Clients.

Manifold Partners has engaged Broadridge as its proxy voting agent to vote the proxies of securities held in Client accounts for which Manifold Partners has proxy voting authority. Manifold Partners utilizes Broadridge’s ProxyEdge® Internet tool to review upcoming shareholder meetings or similar corporate actions affecting holdings in Client accounts. Manifold Partners has authorized Broadridge to vote proxies with respect to securities held in Client accounts in accordance with recommendations provided by Glass, Lewis & Co., LLC (“Glass Lewis”). Glass Lewis is an independent research firm that provides proxy voting services to more than 100 institutional clients and has developed best practices in corporate governance consistent with the best interest of investors. Manifold Partners has established a Proxy Voting Committee to oversee the proxy voting process and to vote on any proxies for which Glass Lewis does not vote (see “Procedures for Voting Proxies” below for further details). The Proxy Committee is composed of representatives of Manifold Partners’ compliance, relationship management and portfolio management departments. The Proxy Committee reviews and, as necessary, may amend periodically these Proxy Procedures to address new or revised proxy voting policies or procedures and/or issues raised by regulators and/or industry groups. The Proxy Voting Committee will also evaluate the performance of Glass Lewis on a periodic basis.

Where Manifold Partners has delegated day-to-day investment management responsibilities to an investment sub-adviser for a Client account, Manifold Partners will not delegate proxy voting responsibility to such investment sub-adviser.

PROCEDURES FOR VOTING PROXIES

General. The custodians for Client accounts transmit proxy notices to Broadridge through electronic interfaces. As the proxy voting agent, Broadridge monitors and votes the proxies on behalf of Manifold Partners’ Client accounts. In general, all proxies received from issuers of securities held in Client accounts are referred to Glass Lewis for its analysis and recommendation as to each matter being submitted for a vote. Glass Lewis reviews such proxy proposals and makes voting recommendations in accordance with its proxy voting guidelines. These guidelines address a wide variety of topics, including among others, shareholder voting rights, anti-takeover defenses, board structures, the election of directors, executive and director compensation, reorganizations, mergers and various shareholder proposals. Manifold Partners has concluded that the Glass Lewis guidelines are substantially in accord with Manifold Partners’ own philosophy regarding appropriate corporate governance and conduct. Securities will be voted in accordance with Glass Lewis’ voting recommendations. Manifold Partners does not intend to deviate from Glass Lewis’s recommendations on any proxy proposals except in extraordinary circumstances.

B-2

Guidelines. In determining how to vote a particular proxy, Glass Lewis follows the principles outlined in its current Proxy Paper Guidelines (“Proxy Guidelines”). Glass Lewis conducts a careful analysis of each issuer looking specifically at numerous factors including, among other things, the composition of the issuer’s board, the issuer’s financial reporting, the integrity of the issuer’s financial statements, compensation plans, and governance structure. Manifold Partners has reviewed and accepted the Glass Lewis Proxy Guidelines and expects that the board of trustees of any investment company advised by Manifold Partners will also accept the Glass Lewis Proxy Guidelines. Manifold Partners’ Chief Compliance Officer or her designee will annually review the Glass Lewis Proxy Guidelines to ensure that they remain appropriate and relevant to Manifold Partners’ proxy voting needs.

Non-Votes. If Glass Lewis does not provide an analysis or recommendation for voting a particular proxy measure or measures, Manifold Partners will generally abstain, if it determines it would be in its Client’s overall best interests not to vote. Such determination may apply in respect of all Client holdings of the securities or only certain specified Clients, as Manifold Partners deems appropriate under the circumstances. However, two members of the Proxy Committee, including at least one representative from portfolio management may decide how to vote such proxy. Examples where Manifold Partners may not vote a security include certain foreign securities positions if, in its judgment, the expense and administrative inconvenience outweighs the benefits to Clients of voting the securities.

CONFLICTS OF INTEREST

The use of Glass Lewis minimizes the number of potential conflicts of interest Manifold Partners faces in voting proxies, but Manifold Partners maintains procedures designed to identify and address conflicts that do arise. Proxy votes that may involve an apparent conflict of interest are identified and referred to the Proxy Committee to resolve. Any Proxy Committee member who is subject to the identified conflict of interest will not participate in the Proxy Committee’s vote on the matter in question.

Manifold’s compliance personnel will record and maintain minutes for Proxy Committee meetings with respect to possible conflicts of interest in order to (i) document the factors that were considered by the Proxy Committee regarding any apparent conflict of interest and (ii) establish a record as to basis for the Proxy Committee’s decision.

Potential conflicts of interest may include:

●	The issuer that is soliciting Manifold Partners’ proxy vote is also a client of Manifold Partners or an affiliate of Manifold Partners;

●	A Manifold Partners employee has acquired non-public information about an issuer that is soliciting proxies;

●	A Manifold Partners employee has a business or personal relationship with, or financial interest in, the issuer or officer or board member of the issuer; or

●	A Manifold Partners employee is contacted by management or a board member of a company regarding an upcoming proxy vote.

B-3

REPORTING AND DISCLOSURE

Once each year, Manifold Partners shall include in its presentation materials to the board of trustees of the investment company for which it serves as investment adviser, a record of each proxy voted with respect to portfolio securities of the investment company during the year. With respect to those proxies that Manifold Partners has identified as involving a conflict of interest or that it has not voted, Manifold Partners will submit a separate report indicating the nature of the conflict of interest and how that conflict was resolved with respect to the voting of the proxy or in the case of non-votes, why it did not vote.

With respect to the investment company for which Manifold Partners serves as investment adviser, Manifold Partners will utilize Broadridge to prepare and file the annual N-PX. Manifold Partners reviews the report and approves it prior to filing. Shareholders of the investment company may receive a copy of the filed report upon request. Manifold Partners shall disclose within its Form ADV how other Clients can obtain information on how their securities were voted. Manifold Partners shall also describe this proxy voting policy and procedures in its Form ADV, along with a disclosure that a Client shall be provided a copy upon request.

RECORDKEEPING

Manifold Partners, in conjunction with Broadridge and Glass Lewis, shall retain records relating to the voting of proxies, including:

(1)	A copy of this proxy voting policy and procedures relating to the voting of proxies.

(2)	A copy of each proxy statement received by Manifold Partners regarding portfolio securities in Client accounts (this requirement may be satisfied by a third party who has agreed in writing to do so or by obtaining a copy of the proxy statement from the EDGAR database).

(3)	A record of each vote cast by Manifold Partners on behalf of a Client (this requirement may be satisfied by a third party who has agreed in writing to do so).

(4)	A copy of each written Client request for information on how Manifold Partners voted proxies on behalf of that Client’s account, and a copy of any written response by Manifold Partners to the Client account.

(5)	A copy of any document prepared by Manifold Partners that was material to making a decision regarding how to vote proxies or that memorializes the basis for the decision.

These proxy records, required by Rule 204-2(c)(2) under the Investment Advisers Act of 1940, shall be retained for five (5) years from the end of the fiscal year during which the last entry was made on such record and during the first two (2) years onsite at the appropriate office of Manifold Partners.

B-4

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the Funds’ annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds’ website at www.beacontrust.com and you will be notified by mail each time a report is posted and provided with a website link to access the report.

Beginning on January 1, 2019, you may, notwithstanding the availability of shareholder reports online, elect to receive all future shareholder reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with a Fund, you can call 1-844-894-9222 to let the Fund know you wish to continue receiving paper copies of your shareholder reports.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from a Fund electronically anytime by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by enrolling at www.beacontrust.com.

As with all mutual funds, the Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Table of Contents

Fund Summary
Beacon Accelerated Return Strategy Fund	2
Beacon Planned Return Strategy Fund	10
Investment Objective and Principal Investment Strategies	18
Each Fund’s Principal and Non-Principal Investment Related Risks	23
Disclosure of Portfolio Holdings	27
Management	27
The Portfolio Managers	29
Administrator, Distributor and Transfer Agent of the Funds	30
Buying and Redeeming Shares	30
Share Transactions	37
Dividends and Distributions	40
Taxes	40
Financial Highlights	43

Additional Information About the Funds	Back Cover

Beacon Investment Funds

FUND SUMMARY

Beacon Accelerated Return Strategy Fund (the “Fund”)

Investment Objective

The Fund seeks to deliver capital appreciation and generate positive alpha.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Information about sales charge discounts is available from your financial professional and in the “Buying and Redeeming Shares” section on page 28 of the Prospectus and the “Purchase, Exchange and Redemption of Shares” section on page 29 of the Statement of Additional Information (“SAI”).

	Class A	Institutional Class
Shareholder Fees (fees paid directly from your investment)
Maximum sales charge (Load) imposed on purchases (as a percentage of offering price)	5.00%	None
Maximum deferred sales charge (Load)	None	None
Redemption Fee (as a percentage of amount redeemed, if you sell or exchange your shares within 60 days of purchase)	2.00%	2.00%
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.00%	1.00%
Distribution and Service (12b-1) Fees	0.25%	None
Total Other Expenses (1)	0.35%	0.35%
Other Expenses	0.20%	0.20%
Shareholder Servicing	0.15%	0.15%
Total Annual Fund Operating Expenses	1.60%	1.35%
Fee Waiver and Expense Reimbursement(2)	0.00%	0.00%
Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursement(2)	1.60%	1.35%

(1)	Other Expenses are estimated for the current fiscal year.

(2)

Beacon Investment Advisory Services, Inc., the Fund’s investment adviser (the “Adviser”), has contractually agreed to limit the amount of the Fund’s total annual fund operating expenses, exclusive of Rule 12b-1 Fees, Acquired Fund Fees and Expenses, brokerage expenses, interest expense, taxes and extraordinary expenses, to 1.40% of the Fund’s average daily net assets. This agreement is in effect through January 31, 2020, may only be terminated before then by the Board of Trustees, and is reevaluated on an annual basis. With respect to the Fund, the Adviser shall be permitted to recover, on a class-by-class basis, expenses it has borne subsequent to the effective date of the agreement described above (whether through reduction of its management fee or otherwise) only to the extent that the Fund’s expenses in later periods do not exceed the lesser of (1) the contractual expense limit in effect at the time the Adviser waives or limits the expenses or (2) the contractual expense limit in effect at the time the

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Adviser seeks to recover the expenses; provided, however, that the Fund will not be obligated to pay any such reduced fees and expenses more than three years after the date on which the fee and expense was reduced.

Example

This example is intended to help you compare the costs of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The example takes into consideration the agreement by the Adviser to waive fees and reimburse expenses for the contractual period only.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A	$655	$980	$1,327	$2,303
Institutional Class	$137	$428	$739	$1,622

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. A higher turnover rate may also result in additional income taxes when Fund shares are held in a taxable account. For the fiscal year ended September 30, 2018, the Fund’s portfolio turnover rate was 0% of the average value of its portfolio.

Principal Investment Strategies of the Fund

The Fund seeks to outperform U.S. equity markets in modestly rising market environments, to capture most of the equity returns in strong bull markets, and to generate returns that approximate the U.S. equity markets in falling markets, gross of fees.

The Fund seeks to capture returns through a systematic investment process of obtaining exposure to the U.S. equity markets primarily through the options markets. “Accelerated return” refers to the Fund’s goal of seeking to enhance (accelerate) returns relative to the returns of U.S. equity indices through the purchase and sale of call options.

The Fund employs a long/short equity strategy by following a disciplined and systematic investment process. The returns sought to be generated by the strategy are derived from two distinct elements:

●	returns from directional market movements; and
●	returns from option premium or income.

The “directional market movement” element refers to capturing equity-like returns over the long-run through direct exposure to the U.S. equity markets, which can provide capital appreciation. The “option premium or income” element refers to collecting income by selling options on the U.S. equity indices.

Prospectus | January 28, 2019	3

Beacon Investment Funds

The Fund’s investment objectives are capital appreciation and alpha generation. The Fund aims to achieve its investment objective of capital appreciation generally by purchasing call options that replicate the returns of the broad U.S. equity indices. The Fund aims to achieve its investment objective of alpha generation generally by purchasing and selling call options on U.S. equity indices to enhance the returns and generate premium income. Alpha is the outperformance or underperformance of a portfolio relative to the stock market. Alpha generation means outperforming the U.S. equity index.

A call option gives the purchaser of the call option, in return for a premium paid, the right to buy, and the writer (seller) of the call option the obligation to sell, the security underlying the option at a specified exercise price within a specified time frame.

The Fund aims to achieve its investment objective through the systematic purchase of rolling investments of call options. Each investment is made up of long and short call options traded on the performance of a broad market index. The Fund invests in approximately 12 unique investments with 12 unique expiration dates, which are distinct portfolio holdings of call options that mature and roll on an ongoing basis. The use of multiple investments with unique expiration dates benefits the Fund investors by providing multiple entry and exit points for each investment. It also takes advantage of market volatility and helps investors avoid the market timing risk by spreading investments and risk over time.

The Fund seeks to achieve its investment objective principally by investing in the following:

Options. The Fund may invest a portion of its assets in derivative securities, including listed and Flexible Exchange Options (“FLEX Options”). The Fund may purchase and write (i.e. sell) “put” and “call” options that are traded on national securities exchanges, as well as on electronic communications networks. In general, options can be used in many ways, such as to increase market exposure (which would have the effect of leverage without actual borrowing), to reduce overall market exposure and reduce risk (i.e., for hedging purposes), to increase the portfolio’s current income, or to reduce the cost basis of a new position. The Fund may also utilize certain options, such as various types of index or “market basket” options, in an effort to hedge against certain market-related risks, as the Investment Adviser deems appropriate. The Fund believes that the use of options may help reduce risk and enhance investment performance.

ETFs. The Fund may invest a portion of its assets in ETFs. The Fund expects to generally invest in ETFs that represent an interest in a portfolio of securities selected to replicate a US equity index.

Equities. The Fund may invest in equity securities consistent with the Fund’s investment objective and strategies. An equity security, or stock, represents a proportionate share of the ownership of a company; its value is based on the success of the company’s business, any income paid to stockholders, the value of its assets, and general market conditions. Common stocks and preferred stocks are examples of equity securities. Equity securities, such as common stocks, represent shares of ownership of a corporation. Preferred stocks are equity securities that often pay dividends at a specific rate and have a preference over common stocks in dividend payments and liquidation of assets. Some preferred stocks may be convertible into common stock. Convertible securities are securities (such as debt securities or preferred stock) that may be converted into or exchanged for a specified amount of common stock of the same or different issuer within a particular period of time at a specified price or formula.

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Principal Risks of the Fund

As with any mutual fund, there are risks to investing. There is no guarantee that the Fund will meet its investment objective. The following is a description of the principal risks of the Fund, which may adversely affect its net asset value and total return. There are other circumstances (including additional risks that are not described herein) which could prevent the Fund from achieving its investment objective.

Derivative Instruments Risk: The Fund may invest in derivative instruments. These are financial instruments that derive their performance from the performance of an underlying asset, index, and interest rate or currency exchange rate. Derivatives can be volatile and involve various types and degrees of risks, depending upon the characteristics of a particular derivative. Derivatives may entail investment exposures that are greater than their cost would suggest, meaning that a small investment in a derivative could have a large potential impact on the performance of the Fund. The Fund could experience a loss if derivatives do not perform as anticipated, are not correlated with the performance of other investments that they are used to hedge or if the Fund is unable to liquidate a position because of an illiquid secondary market. The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives.

Equity Securities Risk. The Fund will invest in equity securities. Equity securities (which generally include common stocks, preferred stocks, warrants, securities convertible into common or preferred stocks and similar securities) are generally volatile and riskier than some other forms of investment. Common stock prices fluctuate based on changes in a company’s financial condition, on overall market and economic conditions, and on investors’ perception of a company’s well-being. Preferred stocks are typically subordinated to bonds and other debt instruments in a company’s capital structure in terms of priority to corporate income. As well as the risks associated with common stocks, preferred stocks will be subject to greater credit risk than the debt instruments to which they are subordinate. Convertible stock is subject to the risks of both debt securities and equity securities. The value of convertible stock tends to decline as interest rates rise and, due to the conversion feature, to vary with fluctuations in the market value of the underlying equity security.

ETF Liquidity Risk: In certain circumstances, such as the disruption of the orderly markets for the securities or financial instruments in which an ETF invests, an ETF might not be able to dispose of certain holdings quickly or at prices that represent true market value in the judgment of the ETF investment managers. Such a situation may prevent an ETF from limiting losses, realizing gains or achieving a high correlation or inverse correlation with its underlying index.

ETF and Shares of Other Investment Companies Risk: The Fund may invest in shares of other investment companies, including ETFs, as a means to pursue its investment objective. As a result of this policy, your cost of investing in the Fund will generally be higher than the cost of investing directly in such investment companies. You will indirectly bear fees and expenses charged by such investment companies in addition to the Fund’s direct fees and expenses. Furthermore, the use of this strategy could affect the timing, amount and character of distributions to you and therefore may increase the amount of taxes payable by you. In addition to the risks of investing in an investment company, the price of an ETF can fluctuate within a wide range, and the Fund could lose money when investing in an ETF if the prices of the securities owned by the ETF go down. Additionally, the market price of the ETF’s shares may trade at a discount to their net asset value, an active trading market for an ETF’s shares may not develop or be maintained, and trading of an ETF’s shares may be halted if the listing exchange’s officials deem such action appropriate, the shares are de-listed from

Prospectus | January 28, 2019	5

Beacon Investment Funds

the exchange or the activation of market-wide “circuit breakers” (which are tied to large changes in stock prices) halts stock trading generally. Additionally, ETFs have management fees, which increase their cost.

Management Risk: The Fund’s success will depend on the management of the Adviser and on the skill and acumen of the Adviser’s personnel.

Market Risk. The market price of a security or instrument may decline, sometimes rapidly or unpredictably, due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic or political conditions throughout the world, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The market value of a security or instrument also may decline because of factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry.

New Adviser Risk. The Adviser has a limited history of managing mutual funds for investors to evaluate.

New Fund Risk. The Fund was recently formed and therefore has limited history for investors to evaluate.

Non-Diversification Risk. The Fund is classified as a “non-diversified” investment company under the 1940 Act, which means that it may invest more of its assets in the securities of a single issuer or a smaller number of issuers than if it were a “diversified fund”. To the extent the Fund invests a significant percentage of its assets in a limited number of issuers, the Fund is subject to the risks of investing in those few issuers, and may be more susceptible to a single adverse economic or regulatory occurrence. As a result, changes in the market value of a single security could cause greater fluctuations in the value of Fund shares than would occur in a diversified fund.

Options Risk: The Fund may invest in options. Options transactions may be effected on securities exchanges or in the over-the-counter market. When options are purchased over-the-counter, the Fund bears the risk that the counter-party that wrote the option will be unable or unwilling to perform its obligations under the option contract. Such options may also be illiquid, and in such cases, the Fund may have difficulty closing out its option positions.

Portfolio Turnover Risk. When the portfolio managers deem it is appropriate and particularly during periods of volatile market movements, the Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective. High portfolio turnover (e.g., an annual rate greater than 100% of the average value of the Fund’s portfolio) involves correspondingly greater expenses to the Fund and may adversely affect Fund performance.

It is possible to lose money on an investment in the Fund. Investments in the Fund are not deposits or obligations of any bank, are not endorsed or guaranteed by any bank and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

Performance Information

The following information provides some indication of the risks of investing in the Fund by showing how the Fund’s performance has varied over time. The bar chart depicts the change in performance from year to year during the periods indicated. The bar chart figures do not include any applicable sales charges that investors may pay when they buy or sell shares of the Fund. If sales charges were included, the returns would be lower. The performance table compares the average annual

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returns of the Fund’s Institutional Class to a broad-based securities market index for the periods indicated. The index is not actively managed and is not available for direct investment. The bar charts and performance tables assume reinvestment of dividends and distributions. The Fund’s past performance does not necessarily indicate how it will perform in the future. Updated performance information is available on the Fund’s website at www.beacontrust.com or by calling the Adviser at (973) 337-8090.

Annual Total Returns (For the Calendar Year ended 12/31) – Institutional Class Shares

Best Quarter – 9/30/2018	6.40%
Worst Quarter – 12/31/2018	-13.86%

Average Annual Total Returns (for the periods ended December 31, 2018)

	1 Year	Since Inception (October 2, 2017)
Institutional Class
Return Before Taxes	-6.13%	-1.65%
Return After Taxes on Distributions	-10.20%	-5.21%
Return After Taxes on Distributions and Sale of Fund Shares	-2.14%	-1.95%
CBOE S&P 500 BuyWrite Index (reflects no deduction for fees, expenses or taxes)	-4.77%	-1.77%

Prospectus | January 28, 2019	7

Beacon Investment Funds

After-tax returns are calculated using the historically highest individual U.S. federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown in the preceding table. The after-tax return information shown above does not apply to Fund shares held through a tax-deferred account, such as a 401(k) plan or an IRA.

After-tax returns are only shown for the Institutional Class shares of the Fund. After-tax returns for Class A shares will vary from those shown for the Institutional Class shares due to varying expenses among the classes.

Investment Adviser

Beacon Investment Advisory Services, Inc. is the investment adviser to the Fund.

Portfolio Managers

Portfolio Managers: The Fund is managed by the following co-portfolio managers:

Portfolio Managers	Period of Service with the Fund	Primary Title
John Longo, PhD, CFA	Since Inception (October 2, 2017)	Chief Investment Officer
Erman Civelek, CFA, CAIA, CFP	Since Inception (October 2, 2017)	Senior Vice President
Christopher Shagawat, CFA	Since Inception (October 2, 2017)	Vice President

Purchase and Sale of Fund Shares

The Fund offers two classes of shares: Class A and Institutional Class. You may purchase, exchange or redeem Fund shares on any business day by written request via mail Beacon Accelerated Return Strategy Fund, c/o ALPS Fund Services, Inc., 1290 Broadway, Suite 1100, Denver, CO 80203, by telephone at (844) 894 9222, or through a financial intermediary. You may also purchase and redeem Fund shares by wire transfer. Investors who wish to purchase, exchange or redeem Fund shares through a financial intermediary should contact the financial intermediary directly.

The minimum initial and subsequent investment amounts are shown below. For a description of the Fund’s Class A and Institutional Class shares, see “Buying and Redeeming Shares.”

Type of Account	To Open Your Account	To Add to Your Account
Class A	$5,000	$1,000
Institutional Class	$1,000,000	$1,000

Current clients of the Advisor who purchase Institutional Class shares may be eligible for a waiver of the minimum initial investment amount. See “Buying and Redeeming Shares.”

Tax Information

For U.S. federal income tax purposes, the Fund’s distributions may be taxable as ordinary income, capital gain or qualified dividend income, except when your investment is in an IRA, 401(k) or other tax-advantaged investment plan. Subsequent withdrawals from such a tax-advantaged investment plan will be subject to special tax rules.

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Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Prospectus | January 28, 2019	9

Beacon Investment Funds

FUND SUMMARY

Beacon Planned Return Strategy Fund (the “Fund”)

Investment Objective

The Fund seeks to deliver capital preservation and capital appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Information about sales charge discounts is available from your financial professional and in the “Buying and Redeeming Shares” section on page 28 of the Prospectus and the “Purchase, Exchange and Redemption of Shares” section on page 29 of the Statement of Additional Information (“SAI”).

	Class A	Institutional Class
Shareholder Fees (fees paid directly from your investment)
Maximum sales charge (Load) imposed on purchases (as a percentage of offering price)	5.00%	None
Maximum deferred sales charge (Load)	None	None
Redemption Fee (as a percentage of amount redeemed, if you sell or exchange your shares within 60 days of purchase)	2.00%	2.00%
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.00%	1.00%
Distribution and Service (12b-1) Fees	0.25%	None
Total Other Expenses (1)	0.31%	0.31%
Other Expenses	0.16%	0.16%
Shareholder Servicing	0.15%	0.15%
Total Annual Fund Operating Expenses (2)	1.56%	1.31%
Fee Waiver and Expense Reimbursement (3)	0.00%	0.00%
Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursement(2)(3)	1.56%	1.31%

(1)	Other Expenses are estimated for the current fiscal year.

(2)	Expenses have been restated to reflect current fees.

(3)

Beacon Investment Advisory Services, Inc., the Fund’s investment adviser (the “Adviser”), has contractually agreed to limit the amount of the Fund’s total annual fund operating expenses, exclusive of Rule 12b-1 Fees, Acquired Fund Fees and Expenses, brokerage expenses, interest expense, taxes and extraordinary expenses, to 1.40% of the Fund’s average daily net assets. This agreement is in effect through January 31, 2020, may only be terminated before then by the Board of Trustees, and is reevaluated on an annual basis. With respect to the Fund, the Adviser shall be permitted to recover, on a class-by-class basis, expenses it has borne subsequent to the effective date of the agreement described above (whether through reduction of its management fee or otherwise) only to the extent that the Fund’s expenses in later periods do not exceed the lesser of (1) the contractual expense limit in effect at the time the Adviser waives or limits the expenses or

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(2) the contractual expense limit in effect at the time the Adviser seeks to recover the expenses; provided, however, that the Fund will not be obligated to pay any such reduced fees and expenses more than three years after the date on which the fee and expense was reduced.

Example

This example is intended to help you compare the costs of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The example takes into consideration the agreement by the Adviser to waive fees and reimburse expenses for the contractual period only.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A	$651	$968	$1,307	$2,261
Institutional Class	$133	$415	$718	$1,577

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. A higher turnover rate may also result in additional income taxes when Fund shares are held in a taxable account. For the fiscal year ended September 30, 2018, the Fund’s portfolio turnover rate was 0% of the average value of its portfolio.

Principal Investment Strategies of the Fund

The Fund seeks to capture most of the returns generated by U.S. equity markets in rising markets, and to protect against the market losses in declining markets.

The Fund’s investment strategy aims to provide a cushion against certain losses in the U.S. equity markets. The Fund seeks to accomplish its goal of mitigating downside risk in the equity markets by hedging the portfolio through the purchase of put options. Each put option helps to protect against losses in the U.S. equity indices.

“Planned return” refers to the Fund’s goal of seeking to achieve a designated level of return with a designated level of risk through the use of call and put options.

The Fund employs a long/short equity strategy by following a disciplined and systematic investment process.

The returns sought to be generated by the strategy are derived from three distinct elements:

●	returns from directional market movements,
●	returns from option premium or income, and
●	returns from the hedge component that creates downside protection.

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Beacon Investment Funds

The “directional market movement” element refers to capturing equity-like returns over the long-run through direct exposure to the U.S. equity markets, in order to provide capital appreciation. The “option premium or income” element refers to collecting income by selling options on the U.S. equity indices. The “hedge component” of returns is generated by the purchase of put options, which help to provide downside protection against losses in falling markets.

The Fund’s investment objectives are capital preservation and capital appreciation. The Fund aims to achieve its investment objective of capital preservation by purchasing put options against the U.S. equity indices. The Fund aims to achieve its investment objective of capital appreciation by purchasing call options on U.S. equity indices and collecting premium income from selling call and put options against the U.S. equity indices. Put options allow investors to reduce U.S. equity market risk. Call options allow investors to participate in U.S. equity market growth.

A call option gives the purchaser of the call option, in return for a premium paid, the right to buy, and the writer (seller) of the call option the obligation to sell, the security underlying the option at a specified exercise price within a specified time frame. A put option gives the purchaser of the put option, in return for a premium paid, the right to sell, and the writer (seller) of the put option the obligation to buy, the underlying security of the put option at a specified price within a specified time frame.

The Fund aims to achieve its investment objective through the systematic purchase of rolling investments of call and put options. Each investment is made up of long and short call and put options traded on the performance of a broad market index. The Fund invests in approximately 12 unique investments with 12 unique expiration dates, which are distinct portfolio holdings of call and put options that mature and roll on an ongoing basis. The use of multiple investments with unique expiration dates benefits the Fund investors by providing multiple entry and exit points for each investment. It also takes advantage of market volatility and helps investors avoid the market timing risk by spreading investments and risk over time.

The Fund seeks to achieve its investment objective principally by investing in the following:

Options. The Fund may invest a portion of its assets in derivative securities, including listed and Flexible Exchange Options (“FLEX Options”). The Fund may purchase and write (i.e. sell) “put” and “call” options that are traded on national securities exchanges, as well as on electronic communications networks. In general, options can be used in many ways, such as to increase market exposure (which would have the effect of leverage without actual borrowing), to reduce overall market exposure and reduce risk (i.e., for hedging purposes), to increase the portfolio’s current income, or to reduce the cost basis of a new position. The Fund may also utilize certain options, such as various types of index or “market basket” options, in an effort to hedge against certain market-related risks, as the Investment Adviser deems appropriate. The Fund believes that the use of options may help reduce risk and enhance investment performance.

ETFs. The Fund may invest a portion of its assets in ETFs. The Fund expects to generally invest in ETFs that represent an interest in a portfolio of securities selected to replicate a US equity index.

Equities. The Fund may invest in equity securities consistent with the Fund’s investment objective and strategies. An equity security, or stock, represents a proportionate share of the ownership of a company; its value is based on the success of the company’s business, any income paid to stockholders, the value of its assets, and general market conditions. Common stocks and preferred stocks are examples of equity securities. Equity securities, such as common stocks, represent shares

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of ownership of a corporation. Preferred stocks are equity securities that often pay dividends at a specific rate and have a preference over common stocks in dividend payments and liquidation of assets. Some preferred stocks may be convertible into common stock. Convertible securities are securities (such as debt securities or preferred stock) that may be converted into or exchanged for a specified amount of common stock of the same or different issuer within a particular period of time at a specified price or formula.

Principal Risks of the Fund

As with any mutual fund, there are risks to investing. There is no guarantee that the Fund will meet its investment objective. The following is a description of the principal risks of the Fund, which may adversely affect its net asset value and total return. There are other circumstances (including additional risks that are not described herein) which could prevent the Fund from achieving its investment objective.

Derivative Instruments Risk: The Fund may invest in derivative instruments. These are financial instruments that derive their performance from the performance of an underlying asset, index, and interest rate or currency exchange rate. Derivatives can be volatile and involve various types and degrees of risks, depending upon the characteristics of a particular derivative. Derivatives may entail investment exposures that are greater than their cost would suggest, meaning that a small investment in a derivative could have a large potential impact on the performance of the Fund. The Fund could experience a loss if derivatives do not perform as anticipated, are not correlated with the performance of other investments that they are used to hedge or if the Fund is unable to liquidate a position because of an illiquid secondary market. The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives.

Equity Securities Risk. The Fund will invest in equity securities. Equity securities (which generally include common stocks, preferred stocks, warrants, securities convertible into common or preferred stocks and similar securities) are generally volatile and riskier than some other forms of investment. Common stock prices fluctuate based on changes in a company’s financial condition, on overall market and economic conditions, and on investors’ perception of a company’s well-being. Preferred stocks are typically subordinated to bonds and other debt instruments in a company’s capital structure in terms of priority to corporate income. As well as the risks associated with common stocks, preferred stocks will be subject to greater credit risk than the debt instruments to which they are subordinate. Convertible stock is subject to the risks of both debt securities and equity securities. The value of convertible stock tends to decline as interest rates rise and, due to the conversion feature, to vary with fluctuations in the market value of the underlying equity security.

ETF Liquidity Risk: In certain circumstances, such as the disruption of the orderly markets for the securities or financial instruments in which an ETF invests, an ETF might not be able to dispose of certain holdings quickly or at prices that represent true market value in the judgment of the ETF investment managers. Such a situation may prevent an ETF from limiting losses, realizing gains or achieving a high correlation or inverse correlation with its underlying index.

ETF and Shares of Other Investment Companies Risk: The Fund may invest in shares of other investment companies, including ETFs, as a means to pursue its investment objective. As a result of this policy, your cost of investing in the Fund will generally be higher than the cost of investing directly in such investment companies. You will indirectly bear fees and expenses charged by such investment companies in addition to the Fund’s direct fees and expenses. Furthermore, the use of

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Beacon Investment Funds

this strategy could affect the timing, amount and character of distributions to you and therefore may increase the amount of taxes payable by you. In addition to the risks of investing in an investment company, the price of an ETF can fluctuate within a wide range, and the Fund could lose money when investing in an ETF if the prices of the securities owned by the ETF go down. Additionally, the market price of the ETF’s shares may trade at a discount to their net asset value, an active trading market for an ETF’s shares may not develop or be maintained, and trading of an ETF’s shares may be halted if the listing exchange’s officials deem such action appropriate, the shares are de-listed from the exchange or the activation of market-wide “circuit breakers” (which are tied to large changes in stock prices) halts stock trading generally. Additionally, ETFs have management fees, which increase their cost.

Management Risk: The Fund’s success will depend on the management of the Adviser and on the skill and acumen of the Adviser’s personnel.

Market Risk. The market price of a security or instrument may decline, sometimes rapidly or unpredictably, due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic or political conditions throughout the world, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The market value of a security or instrument also may decline because of factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry.

New Adviser Risk. The Adviser has a limited history of managing mutual funds for investors to evaluate.

New Fund Risk. The Fund was recently formed and therefore has limited history for investors to evaluate.

Non-Diversification Risk. The Fund is classified as a “non-diversified” investment company under the 1940 Act, which means that it may invest more of its assets in the securities of a single issuer or a smaller number of issuers than if it were a “diversified fund”. To the extent the Fund invests a significant percentage of its assets in a limited number of issuers, the Fund is subject to the risks of investing in those few issuers, and may be more susceptible to a single adverse economic or regulatory occurrence. As a result, changes in the market value of a single security could cause greater fluctuations in the value of Fund shares than would occur in a diversified fund.

Options Risk: The Fund may invest in options. Options transactions may be effected on securities exchanges or in the over-the-counter market. When options are purchased over-the-counter, the Fund bears the risk that the counter-party that wrote the option will be unable or unwilling to perform its obligations under the option contract. Such options may also be illiquid, and in such cases, the Fund may have difficulty closing out its option positions.

Portfolio Turnover Risk. When the portfolio managers deem it is appropriate and particularly during periods of volatile market movements, the Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective. High portfolio turnover (e.g., an annual rate greater than 100% of the average value of the Fund’s portfolio) involves correspondingly greater expenses to the Fund and may adversely affect Fund performance.

It is possible to lose money on an investment in the Fund. Investments in the Fund are not deposits or obligations of any bank, are not endorsed or guaranteed by any bank and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

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Performance Information

The following information provides some indication of the risks of investing in the Fund by showing how the Fund’s performance has varied over time. The bar chart depicts the change in performance from year to year during the periods indicated. The bar chart figures do not include any applicable sales charges that investors may pay when they buy or sell shares of the Fund. If sales charges were included, the returns would be lower. The performance table compares the average annual returns of the Fund’s Institutional Class to a broad-based securities market index for the periods indicated. The index is not actively managed and is not available for direct investment. The bar charts and performance tables assume reinvestment of dividends and distributions. The Fund’s past performance does not necessarily indicate how it will perform in the future. Updated performance information is available on the Fund’s website at www.beacontrust.com or by calling the Adviser at (973) 337-8090.

Annual Total Returns (For the Calendar Year ended 12/31) – Institutional Class Shares

Best Quarter – 9/30/2018	3.47%
Worst Quarter – 12/31/2018	-7.30%

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Average Annual Total Returns (for the periods ended December 31, 2018)

	1 Year	Since Inception (October 2, 2017)
Institutional Class
Return Before Taxes	-2.38%	-0.17%
Return After Taxes on Distributions	-4.67%	-2.11%
Return After Taxes on Distributions and Sale of Fund Shares	-0.51%	-0.48%
CBOE S&P 500 BuyWrite Index (reflects no deduction for fees, expenses or taxes)	-4.77%	-1.77%

After-tax returns are calculated using the historically highest individual U.S. federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown in the preceding table. The after-tax return information shown above does not apply to Fund shares held through a tax-deferred account, such as a 401(k) plan or an IRA.

After-tax returns are only shown for the Institutional Class shares of the Fund. After-tax returns for Class A shares will vary from those shown for the Institutional Class shares due to varying expenses among the classes.

Investment Adviser

Beacon Investment Advisory Services, Inc. is the investment adviser to the Fund.

Portfolio Managers

Portfolio Managers: The Fund is managed by the following co-portfolio managers:

Portfolio Managers	Period of Service with the Fund	Primary Title
John Longo, PhD, CFA	Since Inception (October 2, 2017)	Chief Investment Officer
Erman Civelek, CFA, CAIA, CFP	Since Inception (October 2, 2017)	Senior Vice President
Christopher Shagawat, CFA	Since Inception (October 2, 2017)	Vice President

Purchase and Sale of Fund Shares

The Fund offers two classes of shares: Class A and Institutional Class. You may purchase, exchange or redeem Fund shares on any business day by written request via mail Beacon Planned Return Strategy Fund, c/o ALPS Fund Services, Inc., 1290 Broadway, Suite 1100, Denver, CO 80203, by telephone at (844) 894 9222, or through a financial intermediary. You may also purchase and redeem Fund shares by wire transfer. Investors who wish to purchase, exchange or redeem Fund shares through a financial intermediary should contact the financial intermediary directly.

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The minimum initial and subsequent investment amounts are shown below. For a description of the Fund’s Institutional Class and Class A shares, see “Buying and Redeeming Shares.”

Type of Account	To Open Your Account	To Add to Your Account
Class A	$5,000	$1,000
Institutional Class	$1,000,000	$1,000

Current clients of the Advisor who purchase Institutional Class shares may be eligible for a waiver of the minimum initial investment amount. See “Buying and Redeeming Shares.”

Tax Information

For U.S. federal income tax purposes, the Fund’s distributions may be taxable as ordinary income, capital gain or qualified dividend income, except when your investment is in an IRA, 401(k) or other tax-advantaged investment plan. Subsequent withdrawals from such a tax-advantaged investment plan will be subject to special tax rules.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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Beacon Investment Funds

INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES

This section describes the investment objectives and principal investment strategies of each of the Beacon Accelerated Return Strategy Fund and the Beacon Planned Return Strategy Fund (each, a “Fund,” and collectively, the “Funds”). See “MORE ON EACH FUND’S INVESTMENTS AND RELATED RISKS” in this Prospectus and the Statement of Additional Information for more information about the Funds’ investments and the risks of investing.

What is each Fund’s Investment Objective?

The Beacon Accelerated Return Strategy Fund’s investment objective is deliver capital appreciation and generate positive alpha.

The Beacon Planned Return Strategy Fund’s investment objective is to deliver capital preservation and capital appreciation.

While there is no assurance that the Funds will achieve their investment objectives, the Funds endeavor to do so by following the strategies and policies described in this Prospectus.

The Board of Trustees (the “Board”) may change a Fund’s name, investment objectives or principal investment strategies without a shareholder vote. A Fund will notify you in writing at least sixty (60) days before making any such change. If there is a material change to a Fund’s investment objectives or principal investment strategies, you should consider whether that Fund remains an appropriate investment for you.

What are Each Fund’s Principal Investment Strategies?

Beacon Accelerated Return Strategy Fund

The Fund seeks to outperform U.S. equity markets in modestly rising market environments, capture most of the equity returns in strong bull markets, and attempt to generate returns that approximate the U.S. equity markets in falling markets, gross of fees.

The Fund seeks to capture returns through a systematic investment process of obtaining exposure to the U.S. equity markets primarily through the options markets. “Accelerated return” refers to the Fund’s goal of seeking to enhance (accelerate) returns relative to the returns of the U.S. equity indices through the purchase and sale of call options.

The Fund employs a long/short equity strategy by following a disciplined and systematic investment process. The returns sought to be generated by the strategy are derived from two distinct elements:

●	returns from directional market movements; and
●	returns from option premium or income.

The “directional market movement” element refers to capturing equity-like returns over the long-run through direct exposure to the U.S. equity markets, which can provide capital appreciation. The “option premium or income” element refers to collecting income by selling call options on the U.S. equity indices. A call option gives the purchaser of the call option, in return for a premium paid, the right to buy, and the writer (seller) of the call option the obligation to sell, the security underlying the option at a specified exercise price within a specified time frame.

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The “directional market movement” component of returns is generated by the purchase of “deep-in-the money” call options (call options that have a strike price below the market price of the underlying asset) and “at-the-money” call options (call options that have a strike price equal to the price of the underlying asset). Purchasing call options on U.S. equity markets can provide capital appreciation and return enhancement based on the upward movement in U.S. equity prices. The “option premium or income” component of returns is generated by the sale of call options, which can provide portfolio income.

The Fund’s investment objectives are capital appreciation and alpha generation. The Fund aims to achieve its investment objective of capital appreciation by investing in call options that replicate the returns of the broad U.S. equity indices. The Fund aims to achieve its investment objective of alpha generation by purchasing and selling call options on U.S. equity indices to enhance the returns and generate premium income. Alpha is the outperformance or underperformance of a portfolio relative to the stock market. Alpha generation means outperforming the U.S. equity index.

Through a disciplined process of buying and selling call options on market exposure, the Fund seeks to provide investors with targeted and enhanced returns based upon a bullish market outlook. The Fund allows investors with positive views on the stock market to participate in the market growth and periodically outperform the markets, without any increase in risk or volatility over the U.S. equity indices. It seeks to improve the overall alpha generation of investor portfolios.

In rising market environments, the Fund seeks to produce equity-like returns with outperformance relative to market benchmark in some environments. In falling markets, the Fund seeks to mitigate losses such that the losses are no greater than the losses incurred by the market benchmark. In sideways markets, the Fund may seek to produce positive returns through the sale of call options, which can provide portfolio income.

The Fund aims to achieve its investment objective through the systematic purchase of rolling investments, which we call “tranches.” Each investment is made up of long and short call options traded on the performance of a broad market index. The Fund invests in approximately 12 unique tranches with 12 unique expiration dates, which are distinct investments of call options that mature and roll on an ongoing basis. In other words, at any given time, the Fund will generally have one tranche with options expiring in approximately one month, a second tranche expiring in approximately two months, and so on, up to a twelfth tranche expiring in approximately twelve months. Each month, a previously purchased tranche’s options will generally expire, be exercised, or be sold at or near their expiration, and the proceeds generally are used to purchase (or roll into) a new tranche of options expiring in approximately twelve months. The use of multiple tranches benefits the Fund investors by providing multiple entry and exit points for each investment. It also takes advantage of market volatility and helps investors avoid the market timing risk by spreading investments and risk over time.

During periods of high volatility, which may coincide with market lows, options pricing may allow for a greater level of return enhancement up to a target level. During periods of low volatility, which may coincide with market highs, market pricing may support lower return enhancement while maintaining the target level of absolute returns (i.e. the returns an asset achieves over a certain period of time). Therefore, the tranches generally seek higher target returns from market lows while maintaining target returns at market highs.

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Beacon Investment Funds

Estimated returns for tranches of options assume the options are held until their expiration. If options are not held until expiration, returns may be higher or lower than estimates.

Beacon Planned Return Strategy Fund

The Fund seeks to capture most of the returns generated by U.S. equity markets in rising markets, and to protect against the market losses in declining markets.

This strategy utilizes a multi-pronged approach that seeks to provide equity-like returns in most market environments with bond-like volatility. The Fund’s investment strategy aims to provide a cushion against certain losses in the U.S. equity markets. The Fund seeks to accomplish its goal of mitigating downside risk in the equity markets by hedging the portfolio through the purchase of put options. Each put option helps to protect against losses in the U.S. equity indices.

“Planned return” refers to the Fund’s goal of seeking to achieve a designated level of return with a designated level of risk through the use of call and put options.

The Fund employs a long/short equity strategy by following a disciplined and systematic investment process. The returns sought to be generated by the strategy are derived from three distinct elements;

●	returns from directional market movements,
●	returns from option premium or income, and
●	returns from the hedge component that creates downside protection.

The “directional market movement” component of returns is generated by the purchase of “deep-in-the money” call options (call options that have a strike price below the market price of the underlying asset) and “at-the-money” call options (call options that have a strike price equal to the price of the underlying asset), which can provide capital appreciation. The “option premium or income” component of returns is generated by the sale of call and put options, which can provide portfolio income. The “hedge component” of returns is generated by the purchase of put options, which help to provide downside protection against losses in falling markets. A call option gives the purchaser of the call option, in return for a premium paid, the right to buy, and the writer (seller) of the call option the obligation to sell, the security underlying the option at a specified exercise price within a specified time frame. A put option gives the purchaser of the put option, in return for a premium paid, the right to sell, and the writer (seller) of the put option the obligation to buy, the underlying security of the put option at a specified price within a specified time frame.

The Fund’s investment objectives are capital preservation and capital appreciation. The Fund aims to achieve its investment objective of capital preservation by purchasing put options against the U.S. equity indices. The Fund aims to achieve its investment objective of capital appreciation by purchasing call options on U.S. equity indices and collecting premium income from selling call and put options against the U.S. equity indices.

Through a disciplined process of buying and selling call and put options on market exposure, the Fund seeks to provide investors with targeted returns and reduced risk. The Fund aims to provide investors with moderate/cautious views on the stock market the opportunity to participate in the market growth, reduce downside risk, and generate option premium income. The Fund seeks to allow investors to achieve a better balance of overall portfolio risk and return, and provide a return differentiator with strong volatility reduction elements.

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In rising market environments, the Fund seeks to produce equity-like returns, but will underperform unhedged or long-only equity strategies in a strong bull market. In falling markets, the Fund can lose money, but any losses are sought to be less severe than unhedged or long-only equity strategies. In sideways markets, the Fund seeks to exceed returns of the overall equity markets by capturing intra-cycle market volatility through monthly dollar cost averaging and by selling call options to collect premium income. The Fund seeks to have significantly lower volatility than the broad U.S. equity indices in all market environments.

The Fund aims to achieve its investment objective through the systematic purchase of rolling investments, which we call “tranches.” Each investment is made up of long and short call and put options traded on the performance of a broad market index. The Fund invests in approximately 12 unique tranches with 12 unique expiration dates, which are distinct investments of call and put options that mature and roll on an ongoing basis. In other words, at any given time, the Fund will generally have one tranche with options expiring in approximately one month, a second tranche expiring in approximately two months, and so on, up to a twelfth tranche expiring in approximately twelve months. Each month, a previously purchased tranche’s options will generally expire, be exercised, or be sold at or near their expiration, and the proceeds generally are used to purchase (or roll into) a new tranche of options expiring in approximately twelve months. The use of multiple tranches benefits the Fund investors by providing multiple entry and exit points for each investment. It also takes advantage of market volatility and helps investors avoid the market timing risk by spreading investments and risk over time.

During periods of high volatility, which may coincide with market lows, options pricing may allow for a greater level of target return for a given level of downside protection. During periods of low volatility, which may coincide with market highs, market pricing may support lower target returns while maintaining the target level of downside protection. Therefore, the tranches generally seek higher target returns from market lows while maintaining downside protection at market highs.

Estimated returns for tranches of options assume the options are held until their expiration. If options are not held until expiration, returns may be higher or lower than estimates.

Each Fund seeks to achieve its investment objective principally by investing in the following:

Options. The Funds expect to utilize FLEX Options, the value of which may be linked to broad-based securities indices (such as the S&P 500®) or proxies for such indices (such as ETFs that track the S&P 500®) (an “Index Proxy”). The FLEX Options each Fund expects to utilize are classified as “section 1256 contracts” under section 1256 of the Internal Revenue Code, as amended (the “Code”). An investment defined under section 1256 is a regulated futures contract. Each contract held by a taxpayer at the end of the tax year that is classified as a section 1256 contract will be treated as if it was sold for its fair market value. 60% of the gain or loss is reported as long-term capital gain or loss, and 40% of the gain or loss is reported as short-term capital gain or loss. The value of an Index Proxy is subject to change as the values of the component securities of the reference index fluctuate. An Index Proxy for a broad-based securities index may not exactly match the performance of the reference index due to cash drag, differences between the portfolio of the Index Proxy and the components of the reference index, expenses and other factors. Certain options on an Index Proxy may not qualify as section 1256 contracts under the Code, and disposition of such options will likely result in short-term or long-term capital gains or losses depending on the holding period.

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An index call option is a contract that entitles the purchaser to receive from the seller a cash payment equal to the amount of any appreciation in the value of the reference index over a fixed price (the strike price of the call option) as of the valuation date of the option. Upon entering into the position, a premium is paid by the purchaser to the seller. When an index call option is exercised, the seller is required to deliver an amount of cash determined by the excess, if any, of the value of the index at contract termination over the strike price of the option. A call option on an individual security, such as an ETF, is a contract that entitles the purchaser to buy the security at a fixed price (the strike price of the call option) on or before the valuation date of the option in exchange for the payment of an up-front premium by the purchaser to the seller. When an individual call option is exercised, the seller is required to deliver the underlying security. If the option seller does not own the underlying security it may be required to purchase the security to meet the delivery requirements of the contract.

An index put option is a contract that entitles the purchaser to receive from the seller a cash payment equal to the amount of any decline in the value of the reference index below a fixed price (the strike price of the call option) as of the valuation date of the option. Upon entering into the position, a premium is paid by the purchaser to the seller. When an index put option is exercised, the seller is required to deliver an amount of cash determined by the shortfall, if any, of the value of the index at contract termination below the strike price of the option. A put option on an individual security, such as an ETF, is a contract that entitles the purchaser to sell the security at a fixed price (the strike price of the put option) on or before the valuation date of the option in exchange for the payment of an up-front premium by the purchaser to the seller. When an individual put option is exercised, the seller is required to purchase the underlying security.

Amounts payable at settlement by a seller of index call and put spreads will equal the total payments made with respect to written calls and puts less the total payments received with respect to purchased calls and puts. If written calls and puts expire worthless, the Fund will neither pay nor receive settlement proceeds. If written calls or puts expire in-the-money, the Fund will be required to pay net proceeds at settlement equal to the difference between the amounts payable on written calls and amounts receivable, if any, on the associated purchased calls and puts.

A Fund may sell “covered” or “naked” call and put options. A written call option is considered covered if the Fund maintains with its custodian liquid assets in an amount at least equal to the exercise price of the option (or, in the case of options on an individual security, owns an equivalent number of shares of the security as those subject to the call). A written call option is also considered covered if the Fund holds a call on the associated index or instrument where the exercise price of the call held is (i) equal to or less than the exercise price of the call written, or (ii) greater than the exercise price of the call written, provided the difference is maintained by the Fund in segregated liquid assets (or, in the case of options on an individual security, the Fund owns a number of shares of the security equivalent to the difference). A written call option is considered naked if the above criteria are not satisfied.

As the writer of a covered call option or an index call option, the Fund forgoes, during the option’s life, the opportunity to profit from increases in the market value of the security or the index covering the call option above the sum of the option premium received and the exercise price of the call, but has retained the risk of loss, minus the option premium received, should the price of the underlying security or index decline.

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A written put option similarly is considered covered if the Fund maintains with its custodian liquid assets in an amount at least equal to the exercise price of the option. A written put option is also considered covered if the Fund holds a put on the associated index or instrument where the exercise price of the put held is (i) equal to or greater than the exercise price of the put written, or (ii) less than the exercise price of the put written, provided the difference is maintained by the Fund in segregated liquid assets. A written put option is considered naked if the above criteria are not satisfied.

Options positions are marked to market daily. The value of an option is affected by changes in the value and dividend rates of the securities represented in the index or the individual security linked to the option, changes in interest rates, changes in the actual or perceived volatility of the index or individual security linked to the option and the remaining time to the option’s expiration, as well as trading conditions in the options market.

ETFs. A Fund may invest a portion of its assets in ETFs. Each Fund expects to generally invest in ETFs that represent an interest in a portfolio of securities selected to replicate a US equity index.

Equities. A Fund may invest in equity securities consistent with the Fund’s investment objective and strategies. An equity security, or stock, represents a proportionate share of the ownership of a company; its value is based on the success of the company’s business, any income paid to stockholders, the value of its assets, and general market conditions. Common stocks and preferred stocks are examples of equity securities. Equity securities, such as common stocks, represent shares of ownership of a corporation. Preferred stocks are equity securities that often pay dividends at a specific rate and have a preference over common stocks in dividend payments and liquidation of assets. Some preferred stocks may be convertible into common stock. Convertible securities are securities (such as debt securities or preferred stock) that may be converted into or exchanged for a specified amount of common stock of the same or different issuer within a particular period of time at a specified price or formula.

No assurance can be given that a Fund will achieve its investment objective, and investment results may vary substantially over time and from period to period.

The Funds are “non-diversified”, which means that the Funds may invest a significant portion of their assets in a relatively small number of issuers. From time to time, the Funds may focus their investments in companies in one or more economic sectors. Economic sectors include multiple different industries. The Funds will not invest 25% or more of its assets in any one industry.

EACH FUND’S PRINCIPAL AND NON-PRINCIPAL INVESTMENT RELATED RISKS

Each Fund’s investment objective and principal investment strategies are described above under “INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES.” This section provides additional information about the principal and non-principal risks that may affect each Fund’s portfolio. Additional information about some of the Funds’ investments and portfolio management techniques and their associated risks is included in the Funds’ Statement of Additional Information (“SAI”), which is available without charge upon request (see back cover).

What are the Principal Risks of Investing in the Funds?

There are inherent risks associated with each Fund’s principal investment strategies. The factors that are most likely to have a material effect on a Fund’s investment portfolio as a whole are called “principal risks.” The principal risks of each Fund are summarized in each Fund’s “Summary Section”

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Beacon Investment Funds

above and further described below. The Funds may be subject to additional risks other than those described because, among other reasons, the types of investments made by the Funds may change over time. For additional information regarding risks of investing in the Funds, please see the Statement of Additional Information. It is important to read all the disclosure information provided and to understand that you may lose money by investing in the Funds.

Derivative Instruments Risk: The Funds may invest in derivative instruments. These are financial instruments that derive their performance from the performance of an underlying asset, index, and interest rate or currency exchange rate. Derivatives can be volatile and involve various types and degrees of risks, depending upon the characteristics of a particular derivative. Derivatives may entail investment exposures that are greater than their cost would suggest, meaning that a small investment in a derivative could have a large potential impact on the performance of the Funds. The Funds could experience a loss if derivatives do not perform as anticipated, are not correlated with the performance of other investments that they are used to hedge or if the Funds are unable to liquidate a position because of an illiquid secondary market. The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives.

Equity Securities Risk. The Funds will invest in equity securities. Equity securities (which generally include common stocks, preferred stocks, warrants, securities convertible into common or preferred stocks and similar securities) are generally volatile and riskier than some other forms of investment. Common stock prices fluctuate based on changes in a company’s financial condition, on overall market and economic conditions, and on investors’ perception of a company’s well-being. Preferred stocks are typically subordinated to bonds and other debt instruments in a company’s capital structure in terms of priority to corporate income. As well as the risks associated with common stocks, preferred stocks will be subject to greater credit risk than the debt instruments to which they are subordinate. Convertible stock is subject to the risks of both debt securities and equity securities. The value of convertible stock tends to decline as interest rates rise and, due to the conversion feature, to vary with fluctuations in the market value of the underlying equity security.

ETF Liquidity Risk: In certain circumstances, such as the disruption of the orderly markets for the securities or financial instruments in which an ETF invests, an ETF might not be able to dispose of certain holdings quickly or at prices that represent true market value in the judgment of the ETF investment managers. Such a situation may prevent an ETF from limiting losses, realizing gains or achieving a high correlation or inverse correlation with its underlying index.

ETF and Shares of Other Investment Companies Risk: The Funds may invest in shares of other investment companies, including ETFs, as a means to pursue its investment objective. As a result of this policy, your cost of investing in the Funds will generally be higher than the cost of investing directly in such investment companies. You will indirectly bear fees and expenses charged by such investment companies in addition to the Funds’ direct fees and expenses. Furthermore, the use of this strategy could affect the timing, amount and character of distributions to you and therefore may increase the amount of taxes payable by you. In addition to the risks of investing in an investment company, the price of an ETF can fluctuate within a wide range, and the Funds could lose money when investing in an ETF if the prices of the securities owned by the ETF go down. Additionally, the market price of the ETF’s shares may trade at a discount to their net asset value, an active trading market for an ETF’s shares may not develop or be maintained, and trading of an ETF’s shares may be halted if the listing exchange’s officials deem such action appropriate, the shares are de-listed from

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the exchange or the activation of market-wide “circuit breakers” (which are tied to large changes in stock prices) halts stock trading generally. Additionally, ETFs have management fees, which increase their cost.

Management Risk: The Funds’ success will depend on the management of the Adviser and on the skill and acumen of the Adviser’s personnel.

Market Risk. The market price of a security or instrument may decline, sometimes rapidly or unpredictably, due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic or political conditions throughout the world, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The market value of a security or instrument also may decline because of factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry.

New Adviser Risk. The Adviser has a limited history of managing mutual funds for investors to evaluate.

New Fund Risk. The Funds were recently formed and therefore have limited history for investors to evaluate.

Non-Diversification Risk. The Funds are classified as a “non-diversified” investment company under the 1940 Act, which means that each Fund may invest more of its assets in the securities of a single issuer or a smaller number of issuers than if it were a “diversified fund”. To the extent a Fund invests a significant percentage of its assets in a limited number of issuers, such Fund is subject to the risks of investing in those few issuers, and may be more susceptible to a single adverse economic or regulatory occurrence. As a result, changes in the market value of a single security could cause greater fluctuations in the value of the Funds’ shares than would occur in a diversified fund.

Options Risk: The Funds may invest in options. Options transactions may be effected on securities exchanges or in the over-the-counter market. When options are purchased over-the-counter, the Funds bears the risk that the counter-party that wrote the option will be unable or unwilling to perform its obligations under the option contract. Such options may also be illiquid, and in such cases, the Funds may have difficulty closing out its option positions.

Portfolio Turnover Risk. When the portfolio managers deem it is appropriate and particularly during periods of volatile market movements, the Funds may engage in frequent and active trading of portfolio securities to achieve its investment objective. High portfolio turnover (e.g., an annual rate greater than 100% of the average value of a Fund’s portfolio) involves correspondingly greater expenses to the Funds and may adversely affect the Funds’ performance.

It is possible to lose money on an investment in the Funds. Investments in the Funds are not deposits or obligations of any bank, are not endorsed or guaranteed by any bank and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

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Beacon Investment Funds

What are the Non-Principal Risks of Investing in the Fund?

Other inherent risks associated with the Funds that are less likely to have a material effect on the Funds’ investment portfolio as a whole are called “non-principal risks.” The non-principal risks of the Funds are further described below and in the Statement of Additional Information. It is important to read all the disclosure information provided and to understand that you may lose money by investing in the Funds.

Cyber Security Risk. In connection with the increased use of technologies such as the Internet and the dependence on computer systems to perform necessary business functions, the Funds may be susceptible to operational, information security and related risks due to the possibility of cyber-attacks or other incidents. Cyber incidents may result from deliberate attacks or unintentional events. Cyber-attacks include, but are not limited to, infection by computer viruses or other malicious software code, gaining unauthorized access to systems, networks or devices that are used to service the Funds’ operations through hacking or other means for the purpose of misappropriating assets or sensitive information, corrupting data or causing operational disruption. Cyber-attacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks (which can make a website unavailable) on the Funds’ website. In addition, authorized persons could inadvertently or intentionally release confidential or proprietary information stored on the Funds’ systems.

Cyber security failures or breaches by the Funds’ third-party service providers (including, but not limited to, the Adviser, distributor, custodian, transfer agent and financial intermediaries) may cause disruptions and impact the service providers’ and the Funds’ business operations, potentially resulting in financial losses, the inability of Fund shareholders to transact business and the mutual funds to process transactions, inability to calculate the Funds’ net asset value, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs and/or additional compliance costs. The Funds and their shareholders could be negatively impacted as a result of successful cyber-attacks against, or security breakdowns of, the Funds or their third-party service providers.

The Funds may incur substantial costs to prevent or address cyber incidents in the future. In addition, there is a possibility that certain risks have not been adequately identified or prepared for. Furthermore, the Funds cannot directly control any cyber security plans and systems put in place by third party service providers. Cyber security risks are also present for issuers of securities in which the Funds invest, which could result in material adverse consequences for such issuers, and may cause the Funds’ investment in such securities to lose value.

Indirect Foreign Exposure and Foreign Security Risk. The Funds may invest in U.S. traded securities of companies that are organized under the laws of a foreign country or have significant business operations abroad. Such companies may be impacted by certain foreign exposure risks indirectly, including risks related to foreign currencies. Foreign currencies will fluctuate in value relative to the U.S. dollar, adversely affecting the value of the Fund’s investments and its returns. Because the Fund’s net asset value (“NAV”) is determined on the basis of U.S. dollars, you may lose money if the local currency of a foreign market depreciates against the U.S. dollar, even if the market value of the Fund’s holdings appreciates. Currency exchange rates can be affected unpredictably by the intervention or the failure to intervene by U.S. or foreign governments or central banks, or by currency controls or political developments in the U.S. or abroad. These risks will vary from time

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to time and from country to country especially if the country is considered an emerging market or developing country. In addition, Securities of foreign issuers may be less liquid, more volatile and harder to value than U.S. securities.

Investment Focus Risk. To the extent that a Fund focuses its investments in particular industries, classes or sectors (such as healthcare, technology, retail, financial services and business services) of the economy, any market price movements, regulatory or technological changes, or economic conditions affecting companies in those industries, asset classes or sectors will have a significant impact on the Fund’s performance. The Funds will not concentrate their investments, as defined under the 1940 Act.

Liquidity Risk. From time to time, the trading market for a particular security or type of security in which the Funds invest may become less liquid or even illiquid. Reduced liquidity will have an adverse impact on the Funds’ ability to sell such securities when necessary to meet the Funds’ liquidity needs or in response to a specific economic event. Market quotations for such securities may be volatile.

Managed Portfolio Risk. The Adviser’s investment strategies or choice of specific securities may be unsuccessful and may cause a Fund to incur losses.

Small-Cap and Mid-Cap Company Risk. The Funds will focus on investments in small and mid-capitalization companies. The securities of small-capitalization and mid-capitalization companies may be subject to more abrupt or erratic market movements and may have lower trading volumes or more erratic trading than securities of larger, more established companies or market averages in general. In addition, such companies typically are more likely to be adversely affected than large-capitalization companies by changes in earnings results, business prospects, investor expectations or poor economic or market conditions.

Swap Agreement Risk. The Funds may enter into equity and index swap agreements. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than a year. In a standard swap transaction, two parties agree to exchange the returns earned on specific assets, such as the return on, or increase in value of, a particular dollar amount invested in a “basket” of securities representing a particular index. A swap contract may not be assigned without the consent of the counter-party, and may result in losses in the event of a default or bankruptcy of the counter-party.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Trust’s policies and procedures with respect to the disclosure of each Fund’s portfolio securities are described in the Funds’ SAI.

MANAGEMENT

Beacon Investment Advisory Services (the “Adviser”), subject to the authority of the Board of Trustees, furnishes continuing investment supervision to the Funds and is responsible for the management of each Fund’s portfolio.

The Adviser is a full service financial services firm, offering investment management, financial planning, tax advisory, trust & estate, and private banking services to individuals and institutions.

The Adviser’s principal address is 163 Madison Avenue, Suite 600, Morristown, N.J. 07960.

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Beacon Investment Funds

Pursuant to the Investment Advisory Agreement (the “Advisory Agreement”) with the Adviser, each Fund pays the Adviser an annual management fee for each Fund based on the Fund’s average daily net assets. The following table reflects each Fund’s contractual investment advisory fee rate (expressed as an annual rate).

Fund	Contractual Advisory Fee (%)(annual rate)	Effective Investment Advisory Fee Rate (%) (for the fiscal year ended September 30, 2018)
Beacon Accelerated Return Strategy Fund	1.00%	1.00%
Beacon Planned Return Strategy Fund	1.00%	1.00%

The management fee is paid on a monthly basis. The initial term of the Advisory Agreement is two years. The Board may extend the Advisory Agreement for additional one-year terms. The Board and shareholders of the Funds may terminate the Advisory Agreement upon thirty (30) days’ notice. The Adviser may terminate the Advisory Agreement upon sixty (60) days’ notice. A discussion regarding the basis for the Board’s approval of the Funds’ Advisory Agreements will be provided in the Funds’ annual report to shareholders for the period ended September 30, 2018.

The Adviser has contractually agreed to limit the amount of each Fund’s Total Annual Fund Operating Expenses, exclusive of Rule 12b-1 Fees, Acquired Fund Fees and Expenses, brokerage expenses, interest expense, taxes and extraordinary expenses, to an annual rate, as set out below, of such Fund’s average daily net assets.

Fund	Contractual Fee Waivers
Beacon Accelerated Return Strategy Fund	1.40%
Beacon Planned Return Strategy Fund	1.40%

This agreement is in effect through January 31, 2020, may only be terminated before then by the Board of Trustees, and is reevaluated on an annual basis. With respect to the Fund, the Adviser shall be permitted to recover, on a class-by-class basis, expenses it has borne subsequent to the effective date of the agreement described above (whether through reduction of its management fee or otherwise) only to the extent that the Fund’s expenses in later periods do not exceed the lesser of (1) the contractual expense limit in effect at the time the Adviser waives or limits the expenses or (2) the contractual expense limit in effect at the time the Adviser seeks to recover the expenses; provided, however, that the Fund will not be obligated to pay any such reduced fees and expenses more than three years after the date on which the fee and expense was reduced.

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THE PORTFOLIO MANAGERS

The portfolio managers are primarily responsible for the day-to-day investment and reinvestment of the Funds’ assets. The portfolio managers listed below have served as each Fund’s portfolio managers since each Fund’s inception.

Information about the portfolio managers, including information about the portfolio managers’ business experience, appears below. More information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of securities in the Funds is included in the SAI.

Portfolio Managers	Past 5 Years’ Business Experience
John Longo, Ph.D., Chief Investment Officer

Mr. Longo plays a key role in developing Beacon’s macroeconomic outlook and serves as co-portfolio manager for several of the firm’s investment products. He has 20 years of investment management experience. He contributes to Beacon’s thought leadership in the field of investment management and strategy by representing the firm, as invited speaker, at numerous financial related conferences throughout the world. Mr. Longo is also a Professor of Finance at Rutgers Business School, and has taught in its undergraduate, MBA, Executive MBA, and International Executive MBA programs for more than 15 years. Previously, Mr. Longo was a Vice President at Merrill Lynch, where he played an instrumental role in creating and managing investment strategies for Merrill Lynch’s Strategy Power product. Mr. Longo holds a Ph.D. and an M.B.A. in finance and a B.A. in computer science and economics, all from Rutgers University. He is a Chartered Financial Analyst (“CFA”) charterholder.

Erman Civelek, CFA, CAIA, CFP, Senior Vice President

Mr. Civelek is responsible for portfolio management, and asset allocation at Beacon. He leads Beacon’s monthly investment committee meetings and his particular area of expertise is alternative asset class strategies. Prior to joining Beacon, Mr. Civelek served as a lead portfolio manager at the Acertus Capital Management, LLC, where he managed three long-short equity strategies using a systematic, rules-based process designed to control risk and deliver predictable returns. He also worked at The MDE Group, where he carried out fundamental and technical analysis with respect to investment strategies and the financial markets. He developed and maintained The MDE Group’s quantitative and qualitative due diligence process used for evaluating external investment managers. Mr. Civelek graduated summa cum laude with a B.A. in economics from Rutgers College, where he was a member of Phi Beta Kappa and Golden Key National Honor Society beginning in his junior year. He is also a CFA charterholder and holds the Chartered Alternative Investment Analyst (CAIA) designation. He received his certified financial planner (“CFP”) designation from the College for Financial Planning in Denver, Colorado.

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Beacon Investment Funds

Portfolio Managers	Past 5 Years’ Business Experience
Christopher Shagawat, CFA, Vice President

Mr. Shagawat is a portfolio manager with the Investment Adviser. Mr. Shagawat works directly with the senior portfolio management team in the development and implementation of Beacon Trust’s strategies, supporting the process with in-depth portfolio analysis and performance attribution. Mr. Shagawat began his career in the financial service industry seven years ago with Acertus Capital Management, a subsidiary of The MDE Group. Mr. Shagawat graduated summa cum laude with a B.S. in finance from Rutgers Business School and is also a CFA® charterholder.

ADMINISTRATOR, DISTRIBUTOR AND TRANSFER AGENT OF THE FUNDS

ALPS Fund Services, Inc. (the “Administrator” or the “Transfer Agent”) serves as the Funds’ administrator, fund accountant and transfer agent. ALPS Distributors, Inc. (“ADI” or the “Distributor”) serves as the Funds’ distributor.

BUYING AND REDEEMING SHARES

The Funds currently offer Class A shares and Institutional Class Shares. Each share class of a Fund represents an investment in the same portfolio of securities of such Fund, but each share class has its own expense structure, allowing you to choose the class that best meets your situation. When you purchase shares of the Funds, you must choose a share class.

Factors you should consider in choosing a class of shares include:

●	how long you expect to own the shares;
●	how much you intend to invest;
●	total expenses associated with owning shares of each class; and
●

whether you qualify for any reduction or waiver of sales charges (for example, Class A shares may be a less expensive option over time than Class A shares held for shorter periods if you qualify for a sales charge reduction or waiver).

Class A shares are generally available only in connection with investments through retirement plans, broker-dealers, bank trust departments, financial advisors and other financial intermediaries.

Institutional Class shares are typically offered only through certain types of financial intermediaries and to certain institutional investors. Institutional Class shares are also offered directly, via the Funds’ transfer agent or through financial intermediaries. Such financial intermediaries may seek payment from a Fund or its service providers for the provision of distribution, administrative and/or shareholder retention services. Institutional investors may include, but are not limited to, corporations, retirement plans, public plans and foundations/endowments.

Not all financial intermediaries offer both classes of shares. Each investor’s financial considerations are different. You should speak with your financial advisor to help you decide which share class is best for you. If your financial intermediary offers more than one class of shares, you should carefully consider which class of shares to purchase. Certain classes have higher expenses than other classes, which may lower the return on your investment.

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Distribution and Services (12b-1) Plan (Class A Shares Only)

The Funds have adopted a separate plan of distribution for Class A shares pursuant to Rule 12b-1 under the 1940 Act (the “Plan”).

Under the terms of the Plan, the Funds are authorized to make payments to the Distributor for remittance to financial intermediaries, as compensation for distribution and/or the provision of on-going shareholder services performed by such financial intermediaries for their customers who are investors in the Funds. The Plan permits payment for services and related expenses in connection with a financial intermediary’s administration of mutual fund distribution platforms that offer Class A shares of the Funds.

The Plan permit each Fund to make total payments at an annual rate of up to 0.25% of such Fund’s average daily net assets attributable to its Class A shares. Because these fees are paid out of the Fund’s Class A share assets on an ongoing basis, over time, they will increase the cost of an investment in Class A shares.

The Distributor may retain some or all compensation payable pursuant to the Plan under certain circumstances, including but not limited to, such as if a financial intermediary resigns as the broker/dealer of record, or such financial intermediary failing to meet certain eligibly standards to be able to continue to be the broker/dealer of record.

Shareholder Services Plan

Each Fund has adopted a non-Rule 12b-1 shareholder services plan (a “Services Plan”) for Class A and Institutional Class shares which authorize each Fund to compensate select financial intermediaries and Fund affiliates an aggregate fee in an amount not to annually exceed 0.15% of the average daily net asset value of the Class A and Institutional shares of each Fund attributable to, or held in the name of, the financial intermediary for its clients as compensation for maintaining customer accounts that hold Fund shares. The Service Plan fee is compensation for providing, some or all of the following services: (i) establishing and maintaining Fund shareholder accounts, (ii) aggregating, processing and transmitting Fund shareholder orders and instructions regarding accounts, (ii) processing dividend and other distribution payments from each Fund on behalf of shareholders, (iv) preparing reports or forms on behalf of shareholders, (v) forwarding communications from each Fund to shareholders, and (vi) providing such other similar services as applicable statutes, rules or regulations permit. None of the aforementioned services includes distribution related services or activities. Any amount of the Services Plan fees not paid during the Funds’ fiscal year for such services may be reimbursed to the applicable Fund.

Payments to Financial Intermediaries and Other Arrangements

The Adviser and/or its affiliates may enter into arrangements to make payments for additional activities to select financial intermediaries intended to result in the sale of Fund shares and/or other shareholder servicing activities out of the Adviser’s own resources (which may include profits from providing advisory services to each Fund). These payments are often referred to as “revenue sharing payments” and the revenue sharing payment amount generally vary by financial intermediary. The aggregate amount of the revenue sharing payments are determined by the Adviser and may be substantial. Revenue sharing payments create no additional cost to each Fund or its applicable shareholders.

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Beacon Investment Funds

Revenue sharing payments may create an incentive for a financial intermediary or its employees or associated persons to recommend or sell shares of a Fund to you, rather than shares of another mutual fund. Please contact your financial intermediary’s investment professional for details about revenue sharing payments it may be receiving.

Networking, Sub-Accounting and Administrative Fees

Select financial intermediaries may enter into arrangements with each Fund, or its designees, to perform certain networking, recordkeeping, sub-accounting and/or administrative services for shareholders of each Fund. These actives are routinely processed through the National Securities Clearing Corporation’s Fund/SERV and Trust Networking systems or similar systems. In consideration for providing these services in an automated environment, such financial intermediaries may receive compensation from each Fund. Any such compensation by each Fund to these select financial intermediaries for the aforementioned services are in addition to any 12b-1 related services provided to applicable Fund shareholders.

Investment Minimums

Each Fund investors two classes of shares: the Class A and Institutional Class shares. The Class A shares are subject to a $5,000 minimum and a minimum subsequent investment of $1,000. The Institutional Class shares are subject to a $1,000,000 minimum and a minimum subsequent investment of $1,000. Investors generally may meet the minimum investment amount by aggregating multiple accounts within the Funds if desired and if allowed by the relevant intermediary. Each Fund reserves the right to change the amount of these minimums from time to time or to waive them in whole or in part if, in the Adviser’s or the Fund’s opinion, the investor has adequate intent and availability of assets to reach a future level of investment in the Fund that is equal to or greater than the minimum. Investors may establish an Automatic Investment Plan (AIP) account or a Systematic Withdrawal Plan (SWP) account; there are no subsequent investment minimums for investments in AIP or SWP accounts.

Exceptions to Investment Minimums

The following investors will not be subject to the Funds’ investment minimums with respect to Institutional Class shares:

●	Financial advisors and consultants whose clients aggregate over the investment minimums;
●	Institutions that have a strategic investment advisory relationship with the Adviser;
●	Employees of the Adviser and their immediate family members; and
●	The Adviser’s investment advisory clients.

The Adviser reserves the right to make additional exceptions or otherwise modify these exceptions at any time and to reject any investment for any reason.

Buying and Redeeming Shares

In order to buy, exchange or redeem shares at that day’s net asset value, you must place your order with a Fund or its agent before the New York Stock Exchange (“NYSE”) closes (normally, 4:00 p.m. Eastern time). If the NYSE closes early, you must place your order prior to the actual closing time. Orders received by financial intermediaries prior to the close of trading on the NYSE will be confirmed at the offering price computed as of the close of trading on the NYSE. It is the responsibility of the financial intermediary to ensure that all orders are transmitted in a timely manner to the Funds. Otherwise, you will receive the next business day’s net asset value.

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Investors may purchase, exchange or redeem Class A and Institutional Class shares of the Funds directly or through retirement plans, broker-dealers, bank trust departments, financial advisors or other financial intermediaries. Shares made available through full service broker-dealers may be available through wrap accounts under which such broker-dealers impose additional fees for services connected to the wrap account. Contact your financial intermediary or refer to your plan documents for instructions on how to purchase or redeem shares.

Investors may be charged a fee if they effect transactions through a broker or agent. The Funds have authorized one or more brokers to receive on its behalf purchase and redemption orders. Such brokers are authorized to designate other intermediaries to receive purchase and redemption orders on the Funds’ behalf. The Funds will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker’s authorized designee, receives the order. Customer orders will be priced at the Funds’ net asset value next computed after they are received by an authorized broker or the broker’s authorized designee.

There is an annual pass through IRA and Coverdell Education Savings Account maintenance fee of $10.00 that is charged by the IRA custodian on a per-account basis.

With certain limited exceptions, the Funds are available only to U.S. citizens or residents.

The Funds will generally accept purchases only in U.S. dollars drawn from U.S. financial institutions. Cashier’s checks, third party checks, money orders, credit card convenience checks, cash or equivalents or payments in foreign currencies are not acceptable forms of payment. You may also contact the Funds to request a purchase of Fund shares using securities you own. The Funds reserve the right to refuse or accept such requests in whole or in part.

Sales Charge When You Purchase

Institutional Class shares do not charge an initial sales load.

Below is a summary of certain features of Class A shares:

Class A
Initial Sales Charge	Up to 5.00%
Contingent Deferred Sales Charge (“CDSC”)	None
Distribution and Service Fees	Up to 0.40%
Typical Shareholder	Generally more appropriate for long-term investors

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Beacon Investment Funds

Class A Shares

The following table lists the sales charges that will be applied to your purchase of Class A shares, subject to the breakpoint discounts indicated in the tables and described below.

Purchase Amount	Sales Charge as a Percentage of Offering Price	Dealer Concession as a Percentage of Offering Price
Less than $50,000	5.00%	4.75%
$50,000 but less than $100,000	4.50%	3.75%
$100,000 but less than $250,000	3.50%	2.75%
$250,000 but less than $500,000	2.50%	2.00%
$500,000 but less than $1 million	2.00%	1.60%
$1 million or greater	0.00%	0.00%

Qualifying For a Reduction Or Waiver Of Class A Shares Sales Charge

You may be able to lower your Class A shares initial sales charge under certain circumstances. You can combine Class A shares you already own with your current purchase of Class A shares of a Fund to take advantage of the breakpoints in the sales charge schedule as set forth above. Certain circumstances under which you may combine such ownership of shares and purchases are described below. Contact your financial intermediary for more information.

In order to obtain a sales charge discount, you should inform your financial intermediary of other accounts in which there are Fund holdings eligible to be aggregated to meet a sales charge breakpoint. These other accounts may include the accounts described below in “Aggregating Accounts.”

You may need to provide documents such as account statements or confirmation statements to prove that the accounts are eligible for aggregation. The Letter of Intent described below requires historical cost information in certain circumstances. You should retain records necessary to show the price you paid to purchase Fund shares, as the Fund, its agents or your financial intermediary may not retain this information.

A Fund may waive Class A sales charges on investor purchases including shares purchased by:

●	Officers, directors, trustees and employees of the Adviser and its respective affiliates;
●	Registered representatives and employees of financial intermediaries with a current selling agreement with the Distributor or the Adviser;
●	Immediate family members of all such persons as described above; and
●	Financial intermediary supermarkets and fee-based platforms.

Right of Accumulation

You may purchase Class A shares of the Funds at a reduced initial sales charge determined by aggregating the dollar amount of the new purchase (measured by the offering price) and the total prior days net asset value (net amount invested) of all Class A shares of a Fund and of certain other classes then held by you, or held in accounts identified under “Aggregating Accounts,” and applying the sales charge applicable to such aggregate amount. In order to obtain such discount, you must

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provide sufficient information to your financial intermediary at the time of purchase to permit verification that the purchase qualifies for the reduced sales charge. The right of accumulation is subject to modification or discontinuance at any time with respect to all shares purchased thereafter.

Letter of Intent

You may obtain a reduced initial sales charge on Class A shares by signing a Letter of Intent indicating your intention to purchase $50,000 or more of Class A shares over a 13-month period. The term of the Letter of Intent will commence upon the date you sign the Letter of Intent. You must refer to such Letter when placing orders. With regard to a Letter of Intent, the amount of investment for purposes of applying the sales load schedule includes (i) the historical cost (what you actually paid for the shares at the time of purchase, including any sales charges) of all Class A shares acquired during the term of the Letter, minus (ii) the value of any redemptions of Class A shares made during the term of the Letter of Intent. Each investment made during the period receives the reduced sales charge applicable to the total amount of the investment goal. A portion of shares purchased may be held in escrow to pay for any sales charge that may be applicable. If the goal is not achieved within the period, you must pay the difference between the sales charges applicable to the purchases made and the charges previously paid, or an appropriate number of escrowed shares will be redeemed. Please contact your financial intermediary to obtain a Letter of Intent application.

Aggregating Accounts

To take advantage of lower Class A shares initial sales charges on large purchases or through the exercise of a Letter of Intent or right of accumulation, investments made by you, your spouse and your children under age 21 may be aggregated if made for your own account(s) and/or certain other accounts such as:

●	trust accounts established by the above individuals (or the accounts of the primary beneficiary of the trust if the person who established the trust is deceased);
●	solely controlled business accounts; and
●	single participant retirements plans.

To receive a reduced sales charge under rights of accumulation or a Letter of Intent, you must notify your financial intermediary of any eligible accounts that you, your spouse and your children under age 21 have at the time of your purchase.

Redeeming Shares

Redemptions, like purchases, may generally be effected only through retirement plans, broker-dealers, financial intermediaries and directly through the Funds. Please contact the Fund, your financial intermediary or refer to the appropriate plan documents for details. Your financial intermediary may charge a processing or service fee in connection with the redemption of shares.

Redemption Payments

In all cases, your redemption price is the net asset value per share next determined after your request is received in good order. “Good order” means that your redemption request includes: (i) the Fund name and account number; (ii) the amount of the transaction in dollars or shares; (iii) signatures of you and any other person listed on the account, exactly as the shares are registered; (iv) any certificates you are holding for the account; and (v) any supporting legal documentation that may be required.

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Beacon Investment Funds

Redemption proceeds typically will be sent within one to two business days but may take up to seven days. However, if you recently purchased your shares by check, your redemption proceeds will not be sent to you until your original check clears, which may take up to 10 days. The Funds typically pay redemptions from cash, cash equivalents, proceeds from the sale of Fund shares, or from the sale of portfolio securities. These redemption payment methods are expected to be used in regular and stressed market conditions.

Your redemption proceeds can be sent by check to your address of record or by wire transfer to a bank account designated on your application. Your bank may charge you a fee for wire transfers. Any request that your redemption proceeds be sent to a destination other than your bank account or address of record must be in writing and must include a Medallion signature guarantee. Please call 1-844-894-9222 for information on obtaining a Medallion signature guarantee.

The Funds are not responsible for losses or fees resulting from posting delays or non-receipt of redemption payments at your bank, when shareholder payment instructions are followed.

Redemptions In-Kind

Each Fund reserves the right to make a payment in securities rather than cash. If a Fund deems it advisable for the benefit of all shareholders that a redemption payment wholly or partly in-kind would be in the best interests of a Fund’s remaining shareholders, the Fund may pay redemption proceeds to you in whole or in part with securities held by the Fund. If a Fund decides to redeem in-kind, the redeeming shareholder will generally receive pro-rata shares of the Fund’s portfolio. These pro-rata shares would have similar characteristics to the Funds and will consist of any other pro-rata share of the securities held in the Funds. A redemption in-kind could occur under extraordinary circumstances, such as a very large redemption that could affect a Fund’s operations (for example, more than 1% of a Fund’s net assets). However, a Fund is required to redeem shares solely for cash up to the lesser of $250,000 or 1% of the net asset value of a Fund during any 90-calendar day period for any one shareholder. Should redemptions by any shareholder exceed such limitation, the Funds will have the option of redeeming the excess in cash or in-kind. Securities used to redeem Fund shares will be valued as described in “How Fund Shares are Priced” below. A shareholder may pay brokerage charges on the sale of any securities received as a result of a redemption in-kind. Redemptions in-kind are taxed to a redeeming shareholder for federal income tax purposes in the same manner as cash redemptions. Securities received in a redemption in-kind are subject to market risk until sold.

Medallion Signature Guarantees

Each Fund requires a Medallion signature guarantee on any written redemption over $100,000 (but may require additional documentation or a Medallion signature guarantee on any redemption request to help protect against fraud) or for certain types of transfer requests or account registration changes. A Medallion signature guarantee may be obtained from a domestic bank or trust company, broker, dealer, clearing agency, savings association or other financial institution that is participating in a medallion program recognized by the Securities Transfer Association. The three “recognized” medallion programs are Securities Transfer Agents Medallion Program (STAMP), Stock Exchanges Medallion Program (SEMP) and NYSE, Inc. Medallion Signature Program (NYSE MSP). Please call 1-844-894-9222 for information on obtaining a Medallion signature guarantee.

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Redemption Fees

If you sell your shares after holding them 60 days or less, a 2% short-term redemption fee may be deducted from the redemption amount. For this purpose, shares held longest will be treated as being redeemed first and shares held shortest as being redeemed last. The fees are paid to the Funds and are designed to help offset the brokerage commissions, market impact and other costs associated with short-term shareholder trading.

The short-term redemption fee does not apply to: (i) redemptions of shares acquired by reinvesting dividends and distributions; (ii) rollovers, transfers and changes of account registration within a Fund as long as the money never leaves the Fund; and (iii) redemptions in-kind.

The Funds also permit waivers of the short-term redemption fee for the following transactions:

●	Redemptions due to small balance maintenance fees;
●	Redemptions related to death or due to a divorce decree;
●

Certain types of IRA account transactions, including redemptions pursuant to systematic withdrawal programs, required minimum distributions, withdrawals due to disability or death, return of excess contribution amounts, and redemptions related to payment of custodian fees; and

●

Certain types of employer-sponsored and 403(b) retirement plan transactions, including loans or hardship withdrawals, minimum required distributions, redemptions pursuant to systematic withdrawal programs, forfeiture of assets, return of excess contribution amounts, redemptions related to payment of plan fees, and redemptions related to death, disability or qualified domestic relations order.

The application of short-term redemption fees and waivers may vary among intermediaries and certain intermediaries may not apply the waivers listed above. If you purchase or sell Fund shares through an intermediary, you should contact your intermediary for more information on whether the short-term redemption fee will be applied to redemptions of your shares.

The Funds reserve the right to modify or eliminate the short-term redemption fee or waivers at any time. Investment advisers or their affiliates may pay short-term redemption fees on behalf of investors in managed accounts. Unitized group accounts consisting of qualified plan assets may be treated as a single account for redemption fee purposes.

The Funds have the right to suspend or postpone redemptions of shares for any period (i) during which the NYSE or exchange or market of any Index constituent is closed, other than customary weekend and holiday closings, (ii) during which trading on the NYSE or exchange or market of any Index constituent is restricted, or (iii) during which (as determined by the SEC or other regulatory authority by rule or regulation) an emergency exists as a result of which disposal or valuation of portfolio securities is not reasonably practicable, or as otherwise permitted by the SEC or other regulatory authority.

SHARE TRANSACTIONS

Share Certificates

The Funds do not issue share certificates.

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Beacon Investment Funds

Frequent Purchases and Sales of Fund Shares

The Funds do not permit market timing or other abusive trading practices. Each Fund reserves the right, but does not have the obligation, to reject any purchase transaction at any time. In addition, each Fund reserves the right to suspend its offering of shares or to impose restrictions on purchases at any time that are more restrictive than those that are otherwise stated in this Prospectus with respect to disruptive, excessive or short-term trading.

Excessive short-term trading or other abusive trading practices may disrupt portfolio management strategies, increase brokerage and administrative costs and hurt Fund performance. The Board has adopted policies and procedures with respect to frequent purchases and redemptions and to seek to prevent market timing. To minimize harm to the Funds and their shareholders, each Fund reserves the right to reject, in its sole discretion, any purchase order from any investor it believes has a history of abusive trading or whose trading, in its judgment, has been or may be disruptive to the Fund. Such disruption may include trading that may interfere with the efficient management of the Fund, may materially increase the Fund’s transaction costs, administrative costs or taxes, or may otherwise be detrimental to the interests of the Fund and its shareholders. Each Fund may also refuse purchase transactions from Fund intermediaries it believes may be facilitating or have facilitated abusive trading practices. In making this judgment, the Fund may consider trading done in multiple accounts under common ownership or control.

On a periodic basis, each Fund or its agents may review transaction history reports to identify redemptions that are within a specific time period from a previous purchase in the same account(s) in the Fund, or in multiple accounts that are known to be under common control. Redemptions meeting the criteria will be investigated for possible inappropriate trading.

Certain accounts, in particular omnibus accounts, include multiple investors and such accounts typically provide the Funds with a net purchase or redemption request on any given day. In these cases, purchases and redemptions of Fund shares are netted against one another and the identity of individual purchasers and redeemers whose orders are aggregated may not be known by the Fund. Therefore, it becomes more difficult for a Fund to identify market timing or other abusive trading activities in these accounts, and the Fund may be unable to eliminate abusive traders in these accounts from the Fund. Further, identification of abusive traders may also be limited by operational systems and technical limitations. To the extent abusive or disruptive trading is identified, each Fund will encourage omnibus account intermediaries to address such trading activity in a manner consistent with how the Fund would address such activity directly, if it were able to do so.

Due to the complexity and subjectivity involved in identifying market timing and other abusive trading practices, there can be no assurance that the Funds’ efforts will identify all market timing or abusive trading activities. Therefore, investors should not assume that the Funds will be able to detect or prevent all practices that may disadvantage the Funds.

Verification of Shareholder Transaction Statements

You must contact the Funds in writing regarding any errors or discrepancies within 60 days after the date of the statement confirming a transaction. A Fund may deny your ability to refute a transaction if it does not hear from you within 60 days after the confirmation statement date.

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Non-receipt of Purchase Wire/Insufficient Funds Policy

The Funds reserve the right to cancel a purchase if the check or electronic funds transfer does not clear your bank, or if a wire is not received by settlement date. You will be responsible for any fees charged to the Fund for insufficient funds (failed payment) and you may be responsible for any fees imposed by your bank as well as any losses that the Fund may incur as a result of the canceled purchase.

How Fund Shares are Priced

The Board of Trustees has approved procedures to be used to value the Funds’ securities for the purposes of determining the Funds’ net asset value. The valuation of the securities of each Fund is determined in good faith by or under the direction of the Board. The Board has delegated certain valuation functions for the Funds to the Administrator.

Each Fund generally values its securities based on market prices determined at the close of regular trading on the NYSE (normally, 4:00 p.m. Eastern time) on each business day (Monday through Friday). The Funds will not value their securities on any day that the NYSE is closed, including the following observed holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Each Fund’s currency valuations, if any, are done as of the close of regular trading on the NYSE (normally, 4:00 p.m. Eastern time). For equity securities that are traded on an exchange, the market price is usually the closing sale or official closing price on that exchange. In the case of securities not traded on an exchange, or if such closing prices are not otherwise available, the market price is typically determined by independent third-party pricing vendors approved by the Board using a variety of pricing techniques and methodologies. The market price for debt obligations is generally the price supplied by an independent third-party pricing service approved by the Board, which may use a matrix, formula or other objective method that takes into consideration market indices, yield curves and other specific adjustments. Short-term debt obligations that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. If vendors are unable to supply a price, or if the price supplied is deemed to be unreliable, the market price may be determined using quotations received from one or more brokers-dealers that make a market in the security.

When such prices or quotations are not available, or when the Adviser believes that they are unreliable, securities may be priced using fair value procedures approved by the Board. The Funds may determine the fair value of investments based on information provided by pricing services and other third-party vendors, which may recommend fair value prices or adjustments with reference to other securities, indices or assets. In considering whether fair value pricing is required and in determining fair values, a Fund may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the Fund values its securities.

Valuing securities at fair value involves greater reliance on judgment than valuation of securities based on readily available market quotations. A fund that uses fair value to price securities may value those securities higher or lower than another fund using market quotations or its own fair value methodologies to price the same securities. There can be no assurance that a Fund could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the Fund determines its net asset value.

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Beacon Investment Funds

Customer Identification Program

To help the government fight the funding of terrorism and money laundering activities, federal law requires each Fund or its agents to obtain certain personal information from you (or persons acting on your behalf) in order to verify your (or such person’s) identity when you open an account, including name, address, date of birth and other information (which may include certain documents) that will allow the Transfer Agent to verify your identity. If this information is not provided, the Transfer Agent may not be able to open your account. If the Transfer Agent is unable to verify your identity (or that of another person authorized to act on your behalf) shortly after your account is opened, or believes it has identified potential criminal activity, the Funds, the Distributor and the Transfer Agent each reserve the right to reject further purchase orders from you or to take such other action as they deem reasonable or required by law, including closing your account and redeeming your shares at their net asset value at the time of redemption.

If you are opening an account in the name of a legal entity (e.g., a partnership, business trust, limited liability company, corporation, etc.), you may be required to supply the identity of the beneficial owner or controlling person(s) of the legal entity prior to the opening of your account. The Fund may request additional information about you (which may include certain documents, such as articles of incorporation for companies) to help the Transfer Agent verify your identity.

DIVIDENDS AND DISTRIBUTIONS

Income Dividends. Income dividends are derived from net investment income (i.e., interest and other income, less any related expenses) each Fund earns from its portfolio securities and other investments. The Funds each intend to distribute any net income to shareholders annually.

Capital Gain Distributions. Capital gain distributions are derived from gains realized when a Fund sells a portfolio security. Long-term capital gains are derived from gains realized when a Fund sells a portfolio security it has owned for more than one year, and short-term capital gains are derived from gains realized when a portfolio security was owned for one year or less. The Funds intend to distribute amounts derived from capital gains to shareholders annually.

Reinvested in Shares or Paid in Cash. Dividends and distributions are reinvested in additional Fund shares unless you instruct the Transfer Agent to have your dividends and/or distributions paid by check and mailed to the address of record or transferred through an Automated Clearing House to the bank of your choice. You can change your choice at any time to be effective as of the next dividend or distribution, except that any change given to the Transfer Agent less than five days before the payment date will not be effective until the next dividend or distribution is made.

TAXES

The following information is a general summary of U.S. federal income tax consequences of investments in the Funds for U.S. persons only, which include (i) U.S. citizens or residents, (ii) corporations organized in the United States or under the law of the United States or any state, (iii) an estate whose income is subject to U.S. federal income taxation of its source; or (iv) a trust, if a court within the United States is able to exercise primary supervision over its administration and one or more U.S. persons have the authority to control all of its substantial decisions, or certain electing trusts that were in existence on August 20, 1996, and were treated as domestic trusts on August 19, 1996. Shareholders that are partnerships or nonresident aliens, foreign trusts or estates, or foreign corporations may be subject to different U.S. federal income tax treatment. If an entity treated as

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a partnership for U.S. federal income tax purposes is a beneficial owner of Fund shares, the tax treatment of a partner in the partnership will generally depend upon the status of the partner and the activities of the partnership. You should rely on your own tax adviser for advice about the particular federal, state and local tax consequences regarding your investment in the Funds.

This discussion is based on the assumption that the Funds will qualify under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”) as regulated investment companies and will satisfy certain distribution requirements so that they are not generally subject to U.S. income tax. There can be no guarantee that these assumptions will be correct. If the Funds qualify under Subchapter M as regulated investment companies, they will not be subject to federal income taxes to the extent that they distribute substantially all of their net investment income and any realized capital gains.

The Funds expect to distribute substantially all of their ordinary income and net capital gain (in excess of any capital loss carryovers) to its shareholders every year. In turn, shareholders will be taxed on distributions they receive, unless the shares are held by certain types of tax-exempt organizations or through tax-advantaged accounts (such as 401(k) plan accounts or individual retirement accounts) Such arrangements are subject to special tax rules.

A shareholder subject to U.S. federal income tax will be subject to tax on Fund income dividends and capital gain distributions whether they are paid in cash or reinvested in additional Fund shares.

Income Dividends and Capital Gains

Distributions properly reported as net capital gain of a Fund will be taxable to Fund shareholders as long-term capital gain, regardless of how long shares of the Fund are held. Section 1256 contracts owned by a Fund generally will be treated for income tax purposes as if sold for their fair market values (i.e., “marked to market”) on an annual basis, and resulting gains or losses generally are treated as sixty percent long-term capital gains or losses and forty percent short-term capital gains or losses.

Other than distributions of net long-term capital gain, Fund distributions will generally be taxable as ordinary income or, if properly designated by a Fund, as “qualified dividend income” taxable to individual and other noncorporate shareholders at the same maximum tax rate applicable to net long-term capital gains, provided that the shareholder receiving the dividend satisfies certain holding period requirements for his or her Fund shares. The amount of distributions from a Fund that will be eligible for the “qualified dividend income” lower maximum rate, however, cannot exceed the amount of dividends received by a Fund that are qualified dividends (i.e., dividends from U.S. corporations or certain qualifying foreign corporations). Thus, to the extent that dividends from a Fund are attributable to other sources, such as taxable interest, fees from securities lending transactions, certain distributions from real estate investment trusts, Code section 988 transactions or are short-term capital gains, such dividends will not be eligible for the lower rate. However, if at least 95% of the Fund’s “gross income” is from qualified dividends, then 100% of its distributions will be eligible for the lower rate. For these purposes, a Fund’s gross income does not include gain from the disposition of stock or securities except to the extent that the net short-term capital gain from such dispositions exceeds the net long-term capital loss from such dispositions. Fund distributions are taxable regardless of whether they are paid in cash or reinvested in additional shares.

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Beacon Investment Funds

A Fund’s investments in options and other derivatives (such as futures contracts and swaps) may change the amount, timing and character of distributions to shareholders. Such investments will be subject to special tax rules, which may accelerate taxable income to the Fund, shorten the holding period of the Fund’s securities, convert short-term capital losses into long-term capital losses, or convert long-term capital gains into short-term capital gains taxable resulting in distributions taxable as ordinary income to shareholders.

Fund distributions of earnings and gains are taxable to a shareholder even if they are paid from income or gains earned by a Fund prior to the shareholder’s investment and thus were included in the price paid for the shares. Thus, a shareholder who purchases shares on or just before the record date of a Fund distribution will pay full price for the shares and may receive a portion of his or her investment back as a taxable distribution. While in effect a return of capital to the shareholder, the distribution is still taxable even though the shareholder did not participate in these gains. An investor can avoid this by investing soon after a Fund has made a distribution.

Fund dividends paid to corporate shareholders that are attributable to qualifying dividends received from U.S. domestic corporations may be eligible for the corporate dividends-received deduction, subject to certain holding period requirements and debt financing limitations.

Sale or Redemption of Fund Shares

Shareholders of a Fund will recognize taxable gain or loss on a sale, exchange or redemption of shares of the applicable Fund, including an exchange of shares of one fund for shares of another Fund, based on the difference between the shareholder’s adjusted tax basis in the shares disposed of and the amount received for them. Generally, this gain or loss will be long-term if the shareholder’s holding period for the shares disposed of exceeds 12 months, except that any loss realized on shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends that were received on the shares. Any loss realized on a disposition of shares of a Fund may be disallowed under “wash sale” rules to the extent that the shares disposed of are replaced with other substantially identical shares of the same Fund within a period of 61 days beginning 30 days before the shares are disposed of, such as pursuant to a dividend reinvestment in shares of a Fund. If disallowed, the loss will be reflected in an adjustment to the basis of the shares acquired.

Any distributions on, sales, exchanges or redemptions of, shares held in an IRA (or other tax-qualified plan) are generally not currently taxable. However, subsequent withdrawals from such a tax-advantaged investment plan will be subject to special tax rules.

Cost-Basis reporting. The Funds (or their administrative agent) must report to the IRS and furnish to Fund shareholders the cost basis information for Fund shares purchased on or after January 1, 2012, and sold on or after such date. In addition to the requirement to report the gross proceeds from the sale of Fund shares, the Funds will also be required to report the cost basis information for such shares and indicate whether such shares had a short-term or long-term holding period. These requirements do not apply to investments through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement plan. If a shareholder does not make an election among the available IRS-accepted cost basis methods, the Fund will use a default cost basis method for the shareholder. The cost basis method elected or applied may not be changed after the settlement date of a sale of Fund shares. Fund shareholders should consult with their tax advisers concerning the most desirable IRS-accepted cost basis method for their tax situation and to obtain more information about how cost basis reporting applies to them.

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Medicare Surtax. A Medicare surtax of 3.8% will be imposed on certain net investment income (including ordinary dividends and capital gain distributions received from the Funds and net gains from redemptions or other taxable dispositions of Fund shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds a certain amount. Any liability for this additional tax will be reported on, and paid with, the shareholder’s federal income tax return.

Backup withholding. A shareholder of a Fund may be subject to backup withholding on any distributions of income, capital gains, or proceeds from the sale or exchange of Fund shares if the shareholder (i) has provided either an incorrect tax identification number or no such number, (ii) is subject by the IRS to backup withholding for failure to properly report payments of interest or dividends, (iii) has failed to certify that the shareholder is not subject to backup withholding, or (iv) has not certified that the shareholder is a U.S. person. The backup withholding rate is 24% for tax years after 2017 and before 2026.

Foreign Taxes. The Funds may be subject to foreign taxes or foreign tax withholding on dividends, interest and certain capital gains earned from their foreign security investments. A shareholder may be ineligible for any offsetting tax credit or tax deduction under U.S. tax laws for the shareholder’s portion of a Fund’s foreign tax obligations. See the statement of additional information for further information.

Annual Notifications. Each year, the Funds will notify shareholders of the tax status of dividends and distributions.

State and Local Income Taxes. Shareholders may also be subject to state and local income taxes on distributions and redemptions. Shareholders should consult their tax advisers regarding the tax status of distributions in their state and locality.

Tax Cuts and Jobs Act. In 2017, Congress enacted far-reaching changes to the U.S. income tax laws generally effective for taxable years beginning after December 31, 2017. Most of the changes applicable to individuals are temporary and apply only to taxable years beginning after December 31, 2017 and before January 1, 2026. These changes may directly or indirectly affect investments in the Funds. See the SAI under “TAXES-Tax Cuts and Jobs Act.”

For more information, see the SAI under “TAXES.” Investors should consult with their tax advisers regarding the U.S. federal, foreign, state and local tax consequences of an investment in the Funds.

FINANCIAL HIGHLIGHTS

The financial highlights tables are intended to help you understand the financial performance of the Funds for each fiscal period shown. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned on an investment in the Funds (assuming reinvestment of all dividends and distributions). Financial highlights for the period ended September 30, 2018 have been audited by Cohen & Company, Ltd. (“Cohen”) the Funds’ independent registered public accounting firm. Cohen’s report, along with the Funds’ financial statements, is included in the Funds’ annual report, which is available upon request and free of charge by calling the Funds at 1-844-680-9222.

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Beacon Investment Funds

Beacon Accelerated Return Strategy Fund – Class A

For a Share Outstanding Throughout the Period Presented

	For the Period June 11, 2018 (Commencement of Operations) to September 30, 2018
NET ASSET VALUE, BEGINNING OF PERIOD	$10.78

INCOME/(LOSS) FROM OPERATIONS:
Net investment loss(a)	(0.05)
Net realized and unrealized gain on investments and written options	0.56
Total from investment operations	0.51

NET INCREASE IN NET ASSET VALUE	0.51
NET ASSET VALUE, END OF PERIOD	$11.29

TOTAL RETURN(b)	4.73%

SUPPLEMENTAL DATA:
Net assets, end of period (in 000s)	$10

RATIOS TO AVERAGE NET ASSETS
Operating expenses	1.61	%(c)(d)
Net investment loss	(1.57	%)(c)

PORTFOLIO TURNOVER RATE(e)(f)	0%

(a)	Per share amounts are based upon average shares outstanding.

(b)

Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal year. Total returns are for the period indicated and have not been annualized. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund share. Returns shown exclude any applicable sales charge.

(c)	Annualized.

(d)

According to the Fund’s shareholder services plan with respect to the Fund’s Class A shares, any amount of fees accrued according to the plan but not paid during the Fund’s fiscal year for such service activities shall be reimbursed to the Fund as soon as practical. Fees were reimbursed to the Fund during the period ended September 30, 2018, respectively, in the amount of 0.11% (annualized) and 0.11% of average net assets of Class A shares.

(e)	Portfolio turnover rate for periods less than one full year have not been annualized.

(f)	All securities whose maturity or expiration date at time of acquisition were one year or less are excluded from the portfolio turnover calculation.

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Beacon Accelerated Return Strategy Fund – Institutional Class

For a Share Outstanding Throughout the Period Presented

	For the Period October 2, 2017 (Commencement of Operations) to September 30, 2018
NET ASSET VALUE, BEGINNING OF PERIOD	$10.00

INCOME/(LOSS) FROM OPERATIONS:
Net investment loss(a)	(0.13)
Net realized and unrealized gain on investments and written options	1.49
Total from investment operations	1.36

LESS DISTRIBUTIONS:
From net realized gains on investments	(0.06)
Total distributions	(0.06)
NET INCREASE IN NET ASSET VALUE	1.30
NET ASSET VALUE, END OF PERIOD	$11.30

TOTAL RETURN(b)	13.70%

SUPPLEMENTAL DATA:
Net assets, end of period (in 000s)	$154,518

RATIOS TO AVERAGE NET ASSETS
Operating expenses	1.29	%(c)(d)
Net investment loss	(1.25	%)(c)

PORTFOLIO TURNOVER RATE(e)(f)	0%

(a)	Per share amounts are based upon average shares outstanding.

(b)

Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal year. Total returns are for the period indicated and have not been annualized. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund share.

(c)	Annualized.

(d)

According to the Fund’s shareholder services plan with respect to the Fund’s Institutional Class shares, any amount of fees accrued according to the plan but not paid during the Fund’s fiscal year for such service activities shall be reimbursed to the Fund as soon as practical. Fees were reimbursed to the Fund during the period ended September 30, 2018, respectively, in the amount of 0.06% (annualized) and 0.06% of average net assets of Institutional Class shares.

(e)	Portfolio turnover rate for periods less than one full year have not been annualized.

(f)	All securities whose maturity or expiration date at time of acquisition were one year or less are excluded from the portfolio turnover calculation.

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Beacon Investment Funds

Beacon Planned Return Strategy Fund – Class A

For a Share Outstanding Throughout the Period Presented

	For the Period June 11, 2018 (Commencement of Operations) to September 30, 2018
NET ASSET VALUE, BEGINNING OF PERIOD	$10.45

INCOME/(LOSS) FROM OPERATIONS:
Net investment loss(a)	(0.05)
Net realized and unrealized gain on investments and written options	0.32
Total from investment operations	0.27

NET INCREASE IN NET ASSET VALUE	0.27
NET ASSET VALUE, END OF PERIOD	$10.72

TOTAL RETURN(b)	2.58%

SUPPLEMENTAL DATA:
Net assets, end of period (in 000s)	$10

RATIOS TO AVERAGE NET ASSETS
Operating expenses	1.56	%(c)(d)
Net investment loss	(1.53	%)(c)

PORTFOLIO TURNOVER RATE(e)(f)	0%

(a)	Per share amounts are based upon average shares outstanding.

(b)

Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal year. Total returns are for the period indicated and have not been annualized. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund share. Returns shown exclude any applicable sales charge.

(c)	Annualized.

(d)

According to the Fund’s shareholder services plan with respect to the Fund’s Class A shares, any amount of fees accrued according to the plan but not paid during the Fund’s fiscal year for such service activities shall be reimbursed to the Fund as soon as practical. Fees were reimbursed to the Fund during the period ended September 30, 2018, respectively, in the amount of 0.11% (annualized) and 0.11% of average net assets of Class A shares.

(e)	Portfolio turnover rate for periods less than one full year have not been annualized.

(f)	All securities whose maturity or expiration date at time of acquisition were one year or less are excluded from the portfolio turnover calculation.

46	1-855-254-6467 | www.beacontrust.com

Beacon Planned Return Strategy Fund – Institutional Class

For a Share Outstanding Throughout the Period Presented

	For the Period October 2, 2017 (Commencement of Operations) to September 30, 2018
NET ASSET VALUE, BEGINNING OF PERIOD	$10.00

INCOME/(LOSS) FROM OPERATIONS:
Net investment loss(a)	(0.13)
Net realized and unrealized gain on investments and written options	0.89
Total from investment operations	0.76

LESS DISTRIBUTIONS:
From net realized gains on investments	(0.03)
Total distributions	(0.03)
NET INCREASE IN NET ASSET VALUE	0.73
NET ASSET VALUE, END OF PERIOD	$10.73

TOTAL RETURN(b)	7.64%

SUPPLEMENTAL DATA:
Net assets, end of period (in 000s)	$351,595

RATIOS TO AVERAGE NET ASSETS
Operating expenses	1.25	%(c)(d)
Net investment loss	(1.23	%)(c)

PORTFOLIO TURNOVER RATE(e)(f)	0%

(a)	Per share amounts are based upon average shares outstanding.

(b)

Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal year. Total returns are for the period indicated and have not been annualized. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund share.

(c)	Annualized.

(d)

According to the Fund’s shareholder services plan with respect to the Fund’s Institutional Class shares, any amount of fees accrued according to the plan but not paid during the Fund’s fiscal year for such service activities shall be reimbursed to the Fund as soon as practical. Fees were reimbursed to the Fund during the period ended September 30, 2018, respectively, in the amount of 0.06% (annualized) and 0.06% of average net assets of Institutional Class shares.

(e)	Portfolio turnover rate for periods less than one full year have not been annualized.

(f)	All securities whose maturity or expiration date at time of acquisition were one year or less are excluded from the portfolio turnover calculation.

Prospectus | January 28, 2019	47

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ADDITIONAL INFORMATION ABOUT THE FUNDS

Shareholder Reports

Annual and semi-annual reports to shareholders provide additional information about the Funds’ investments. These reports, when available, will discuss the market conditions and investment strategies that significantly affected the Funds’ performance during its last fiscal year.

Statement of Additional Information

The Statement of Additional Information provides more detailed information about the Fund. It is incorporated by reference into (is legally a part of) this Prospectus.

Householding Relationships

The Fund sends only one report to a household if more than one account has the same address. Contact the Transfer Agent if you do not want this policy to apply to you.

How to Obtain Additional Information

You can obtain shareholder reports or the statement of additional information (without charge), make inquiries or request other information about the Funds by contacting the Transfer Agent at 1-844-894-9222, by writing the Funds at Beacon Accelerated Return Strategy Fund or Beacon Planned Return Strategy Fund, P.O. Box 1920, Denver, CO 80201, or by calling your financial consultant. This information is also available free of charge on the Fund’s website at www.beacontrust.com.

You can also review the Funds’ shareholder reports, prospectus and statement of additional information at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. You can get copies of these materials after paying a fee by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing to the Public Reference Section of the Commission, Washington, D.C. 20549-1520. Information about the public reference room may be obtained by calling 202.551.8090. You can get the same reports and information free from the EDGAR Database on the Commission’s Internet web site at http://www.sec.gov.

If someone makes a statement about the Funds that is not in this Prospectus, you should not rely upon that information. Neither the Funds nor the Distributor is offering to sell shares of the Funds to any person to whom the Funds may not lawfully sell its shares.

(Investment Company Act file no. 811-22747)

Beacon Investment Funds

This material must be preceded by a prospectus.
The Beacon Investment Funds are distributed by ALPS Distributors, Inc.

STATEMENT OF ADDITIONAL INFORMATION

January 28, 2019

BEACON ACCELERATED RETURN STRATEGY FUND

Class A BARTX
Institutional Class BARLX

BEACON PLANNED RETURN STRATEGY FUND

Class A BPRTX
Institutional Class BPRLX

ALPS Series Trust

Beacon Accelerated Return Strategy Fund and Beacon Planned Return Strategy Fund (the “Funds”)

1290 Broadway, Suite 1100

Denver, CO 80202

This Statement of Additional Information (“SAI”) expands upon and supplements the information contained in the current Prospectus for the Funds listed above, each of which is a separate series of ALPS Series Trust, a Delaware statutory trust (the “Trust”).  Each series of the Trust represents shares of beneficial interest in a separate portfolio of securities and other assets with its own objective and policies.  Beacon Investment Advisory Services, Inc. (the “Adviser”) is the investment adviser of the Funds.

This SAI is not a prospectus and is only authorized for distribution when preceded or accompanied by the Funds’ current prospectus dated January 28, 2019, as supplemented from time to time (collectively, the “Prospectus”).  This SAI supplements and should be read in conjunction with the Prospectus, a copy of which may be obtained without charge by writing the Beacon Accelerated Return Strategy Fund and the Beacon Planned Return Strategy Fund at the address listed above, or by calling the Funds’ transfer agent at 1-844-894-9222.  The Funds’ most recent Annual Report, if any, is incorporated by reference into this SAI and can be obtained free of charge, by calling the toll-free number printed above.

ORGANIZATION AND CLASSIFICATION

ALPS Series Trust

This SAI includes information about the Beacon Accelerated Return Strategy Fund and the Beacon Planned Return Strategy Fund (each individually a “Fund” and collectively, the “Funds”). The Funds are series of the ALPS Series Trust (the “Trust”), an open-end, management investment company organized as a Delaware statutory trust on January 12, 2012.

Classification

The Investment Company Act of 1940, as amended (the “1940 Act”), classifies mutual funds as either diversified or non-diversified. The following table shows each Fund’s classification:

Fund	Classification
Beacon Accelerated Return Strategy Fund	Non-Diversified
Beacon Planned Return Strategy Fund	Non-Diversified

ADDITIONAL INVESTMENT ACTIVITIES AND RISKS

Each Fund’s principal investment objectives and strategies are discussed in the Prospectus under the “SUMMARY SECTION” for each Fund and under "INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES.” In order to achieve its investment objective, each Fund generally makes investments of the sort described in the Prospectus.

A Fund may also invest in certain types of securities, or engage in certain investment activities, as generally discussed below. In addition, a Fund may be subject to additional risks in connection with its investments in such securities or as a result of the Fund’s investment strategies or activities.

The table below reflects the principal or non-principal nature with respect only to each Fund’s direct investments or activities.

	Beacon Accelerated Return Strategy Fund		Beacon Planned Return Strategy Fund
	Principal	Non-Principal	Principal	Non-Principal
Bank Obligations		X		X
Borrowing		X		X
Brady Bonds		X		X
Combined Transactions		X		X
Convertible Securities		X		X
Common Stocks	X		X
Credit Default Swaps		X		X
Credit Ratings		X		X
Currency Transactions		X		X
Depositary Receipts		X		X
Derivatives	X		X
Equity Investments	X		X
Exchange Traded Funds and Other Similar Instruments	X		X	X
Firm Commitments and When-Issued Securities		X		X

5

	Beacon Accelerated Return Strategy Fund		Beacon Planned Return Strategy Fund
	Principal	Non-Principal	Principal	Non-Principal
Fixed-Income Securities		X		X
Floating and Variable Rate Instruments		X		X
Foreign Bank Time Deposits		X		X
High-yield Securities		X		X
Illiquid Securities		X		X
Inflation-Indexed Bonds		X		X
Interest-Only Securities		X		X
Interest Rate and Equity Swaps and Related Transactions		X		X
Loans of Portfolio Securities		X		X
Money Market Instruments/Securities		X		X
Non-U.S. Securities		X		X
Non-U.S. Sub-custodians		X		X
Options	X		X
Other Investment Companies (excluding ETFs)	X		X
Preferred Stock		X		X
Repurchase Agreements		X		X
Reverse Repurchase Agreements		X		X
Restricted Securities and Securities With Limited Trading Markets (Rule 144A)		X		X
Securities Related Issuers		X		X
Short Sales		X		X
Temporary Defensive Positions		X		X
Segregated and Other Special Accounts		X		X
U.S. Government Securities		X		X
Warrants and Rights		X		X
Zero Coupon Securities, Pay-In-Kind Bonds and Deferred Payment Securities		X		X

6

Bank Obligations

Bank obligations that may be purchased by a Fund include certificates of deposit, banker’s acceptances and fixed time deposits. A certificate of deposit is a short-term negotiable certificate issued by a commercial bank against funds deposited in the bank and is either interest-bearing or purchased on a discount basis. A banker’s acceptance is a short-term draft drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction. The borrower is liable for payment, as is the bank, which unconditionally guarantees to pay the draft at its face amount on the maturity date. Fixed time deposits are obligations of branches of U.S. or non-U.S. banks which are payable at a stated maturity date and bear a fixed rate of interest. Although fixed time deposits do not have a market, there are no contractual restrictions on the right to transfer a beneficial interest in the deposit to a third party. Bank obligations may be general obligations of the parent bank or may be limited to the issuing branch by the terms of the specific obligations or by government regulation. Securities issued or guaranteed by non-U.S. banks and non-U.S. branches of U.S. banks are subject to many of the risks of investing in non-U.S. securities generally.

Banks are subject to extensive governmental regulations which may limit both the amounts and types of loans and other financial commitments which may be made and interest rates and fees which may be charged. The profitability of this industry is to a significant extent dependent upon the availability and cost of capital of funds used by the bank to finance its lending operations. Also, general economic conditions play an important part in the operations of this industry and exposure to credit losses arising from possible financial difficulties of borrowers might affect a bank’s ability to meet its obligations.

Borrowing

Borrowing creates an opportunity for increased return, but, at the same time, creates special risks. Furthermore, if a Fund were to engage in borrowing, an increase in interest rates could reduce the value of the Fund’s shares by increasing the Fund’s interest expense.

Subject to the limitations described under "Investment Limitations” below, each Fund may be permitted to borrow for temporary purposes and/or for investment purposes. Such a practice will result in leveraging of a Fund’s assets and may cause the Fund to liquidate portfolio positions when it would not be advantageous to do so. This borrowing may be secured or unsecured. Provisions of the 1940 Act require each Fund to maintain continuous asset coverage (that is, total assets including borrowings, less liabilities exclusive of borrowings) of 300% of the amount borrowed, with an exception for borrowings not in excess of 5% of a Fund’s total assets made for temporary emergency purposes. Any borrowings for temporary emergency purposes in excess of 5% of a Fund’s total assets must maintain continuous asset coverage. If the 300% asset coverage should decline as a result of market fluctuations or other reasons, a Fund may be required to sell some of its portfolio holdings within three days (excluding Sundays and holidays) or such longer period as the Commission may prescribe by rules and regulations in order to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint if a Fund sells securities at that time. Borrowing will tend to exaggerate the effect on net asset value of any increase or decrease in the market value of a Fund’s portfolio. Money borrowed will be subject to interest costs which may or may not be recovered by appreciation of the securities purchased, if any. A Fund also may be required to maintain minimum average balances in connection with such borrowings or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate. Reverse repurchase agreements are considered to be borrowings by a Fund. See “Reverse Repurchase Agreements" below.

7

Brady Bonds

Brady Bonds are securities created through the exchange of existing commercial bank loans to sovereign entities for new obligations in connection with debt restructurings under a debt restructuring plan introduced by former U.S. Secretary of the Treasury, Nicholas P. Brady. Brady Bonds may be collateralized or uncollateralized, are issued in various currencies (but primarily the U.S. dollar), and are traded in the over-the-counter secondary market. Brady Bonds are not considered to be U.S. government securities. In light of the residual risk of Brady Bonds and, among other factors, the history of defaults with respect to commercial bank loans by public and private entities in countries issuing Brady Bonds, investments in Brady Bonds may be viewed as speculative. If a Fund acquires a Brady Bond, there can be no assurance that the Brady Bonds will not be subject to restructuring arrangements or to requests for new credit, which may cause the Fund to suffer a loss of interest or principal on any of its holdings.

Combined Transactions

Each Fund may enter into multiple transactions, including multiple options transactions, multiple currency transactions (including forward currency contracts), multiple interest rate transactions and any combination of options, currency and interest rate transactions, instead of a single derivative, as part of a single or combined strategy when, in the judgment of the Adviser, it is in the best interests of a Fund to do so. A combined transaction will usually contain elements of risk that are present in each of its component transactions. Although combined transactions will normally be entered into by a Fund based on the Adviser’s judgment that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase the risks or hinder achievement of the Fund’s investment objective.

Convertible Securities

Each Fund may invest in convertible securities, which are bonds, debentures, notes, preferred stock or other securities, which may be converted into or exchanged for a prescribed amount of common stock of the same or different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities ordinarily provide a stream of income, which generate higher yields than those of common stocks of the same or similar issuers but lower than the yield on non-convertible debt. Convertible securities are usually subordinate or are comparable to non-convertible securities but rank senior to common stock or shares in a company’s capital structure. The value of a convertible security is a function of (i) its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege and (ii) its worth, at market value, if converted into the underlying common stock. Convertible securities are typically issued by smaller capitalized companies whose stock prices may be volatile. The price of a convertible security often reflects such variations in the price of the underlying common stock in a way that non-convertible debt does not. A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument.

8

Common Stock

Common stocks are shares of a corporation or other entity that entitle the holder to a pro rata share of the profits of the corporation, if any, without preference over any other shareholder or class of shareholders, including holders of the entity’s preferred stock and other senior equity. Common stock usually carries with it the right to vote and frequently an exclusive right to do so.

Common stocks of companies that the Adviser believes have earnings that will grow faster than the economy as a whole are known as growth stocks. Growth stocks typically trade at higher multiples of current earnings than other stocks. As a result, the values of growth stocks may be more sensitive to changes in current or expected earnings than the values of other stocks. If the Adviser’s assessment of the prospects for a company’s earnings growth is wrong, or if its judgment of how other investors will value the company’s earnings growth is wrong, then the price of that company’s stock may fall or may not approach the value that the Adviser has placed on it.

Common stocks of companies that are not expected to experience significant earnings growth, but whose stocks the Adviser believes are undervalued compared to their true worth, are known as value stocks. These companies may have experienced adverse business developments or may be subject to special risks that have caused their stocks to be out of favor. If the Adviser’s assessment of a company’s prospects is wrong, or if other investors do not eventually recognize the value of the company, then the price of the company’s stocks may fall or may not approach the value that the Adviser has placed on it.

Many stocks have both “growth” and “value” characteristics, and for some stocks it may be unclear which category, if any, it fits into.

Credit Default Swaps

Each Fund may enter into credit default swap contracts. When used for hedging purposes, a Fund would be the buyer of a credit default swap contract. In that case, a Fund would be entitled to receive the par (or other agreed-upon) value of a referenced debt obligation, index or other investment from the counterparty to the contract in the event of a default by a third party, such as a U.S. or foreign issuer, on the referenced debt obligation. In return, the Fund would pay to the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the Fund would have spent the stream of payments and received no benefit from the contract. When a Fund is the seller of a credit default swap contract, it receives the stream of payments but is obligated to pay upon default of the referenced debt obligation. As the seller, a Fund would effectively add leverage to its portfolio because, in addition to its total assets, the Fund would be subject to investment exposure on the notional amount of the swap.

In addition to the risks applicable to derivatives generally, credit default swaps involve special risks because they are difficult to value, are highly susceptible to liquidity and credit risk, and generally pay a return to the party that has paid the premium only in the event of an actual default by the issuer of the underlying obligation, as opposed to a credit downgrade or other indication of financial difficulty.

Credit default swaps may be subject to regulation by the Commodity Futures Trading Commission (“CFTC”), Securities Exchange Commission (“SEC”) or both. Both the CFTC and the SEC have issued or amended guidance and relief regarding the implementation of various provisions of the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (the “Dodd-Frank Act”) relating to the use of swaps. Further action by the CFTC or SEC may affect a Fund’s ability to use credit default swaps or may require additional disclosure by the Fund.

9

Credit Ratings

The fixed-income securities in which each Fund may invest will not be required to meet a minimum rating standard. Fixed-income securities that are not rated for creditworthiness by any internationally recognized credit rating organization. are commonly referred to as “junk bonds” and involve significantly greater risks, including price volatility and risk of default of payment of interest and principal than higher rated securities. A description of the ratings used by Moody’s and S&P is set forth in Appendix A to this SAI.

Currency Transactions

A Fund may engage in currency transactions with counterparties to hedge the value of portfolio securities denominated in particular currencies against fluctuations in relative value, to gain or reduce exposure to certain currencies or to generate income or gains.

Currency transactions include currency forward contracts and exchange-listed and over-the-counter (“OTC”) options on currencies and currency swaps. A forward currency contract involves a privately negotiated obligation to purchase or sell (with delivery generally required) a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. A currency swap is an agreement to exchange cash flows based on the notional difference among two or more currencies and operates similarly to an interest rate swap, which is described below under “Interest Rate and Equity Swaps and Related Transactions.”

Each Fund may enter into a forward contract to sell, for a fixed amount of U.S. dollars, the amount of that currency approximating the value of some or all of a Fund’s portfolio securities denominated in such currency. For example, a Fund may do this if the Adviser believes that the currency of a particular country may decline in relation to the U.S. dollar. Forward contracts may limit potential gain from a positive change in the relationship between the U.S. dollar and foreign currencies. Transaction hedging includes entering into a currency transaction with respect to specific assets or liabilities of a Fund, which will generally arise in connection with the purchase or sale of portfolio securities or the receipt of income from them. Position hedging is entering into a currency transaction with respect to portfolio securities positions denominated or generally quoted in that currency.

Each Fund may cross-hedge currencies by entering into transactions to purchase or sell one or more currencies that are expected to increase or decline in value relative to other currencies to which a Fund has or in which a Fund expects to have exposure. To reduce the effect of currency fluctuations on the value of existing or anticipated holdings of its securities, a Fund may also engage in proxy hedging. Proxy hedging is often used when the currency to which a Fund’s holdings is exposed is difficult to hedge generally or difficult to hedge against the dollar. Proxy hedging entails entering into a forward contract to sell a currency, the changes in the value of which are generally considered to be linked to a currency or currencies in which some or all of a Fund’s securities are or are expected to be denominated and to buy dollars.

If a Fund enters into a currency hedging transaction, the Fund will comply with the asset segregation requirements described below under “Use of Segregated and Other Special Accounts.”

Currency hedging involves some of the same risks and considerations as other derivative transactions. Currency transactions can result in losses to a Fund if the currency being hedged fluctuates in value to a degree or in a direction that is not anticipated. Further, the risk exists that the perceived linkage between various currencies may not be present or may not be present during the particular time that a Fund is engaging in these transactions. Currency transactions are also subject to risks different from those of other portfolio transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be adversely affected by government exchange controls, limitations or restrictions on repatriation of currency and manipulations or exchange restrictions imposed by governments. These forms of governmental actions can result in losses to a Fund if it is unable to deliver or receive currency or monies in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs. Currency exchange rates may fluctuate based on factors extrinsic to that country’s economy.

10

Depositary Receipts

Depositary receipts include sponsored and unsponsored depositary receipts that are or become available, including American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”) and Global Depositary Receipts (“GDRs”) and other depositary receipts. Depositary receipts are typically issued by a financial institution (“depositary”) and evidence ownership interests in a security or a pool of securities (“underlying securities”) that have been deposited with the depositary. The depositary for ADRs is typically a U.S. financial institution and the underlying securities are issued by a non-U.S. issuer. ADRs are publicly traded on exchanges or OTC in the United States and are issued through “sponsored” or “unsponsored” arrangements. In a sponsored ADR arrangement, the non-U.S. issuer assumes the obligation to pay some or all of the depositary’s transaction fees, whereas under an unsponsored arrangement, the non-U.S. issuer assumes no obligation and the depositary’s transaction fees are paid by the ADR holders. In addition, less information is available in the United States about an unsponsored ADR than about a sponsored ADR, and the financial information about a company may not be as reliable for an unsponsored ADR as it is for a sponsored ADR. In the case of GDRs, the depositary can be a non-U.S. or a U.S. financial institution and the underlying securities are issued by a non-U.S. issuer. GDRs allow companies in Europe, Asia, the United States and Latin America to offer shares in many markets around the world, thus allowing them to raise capital in these markets, as opposed to just in their home market. The advantage of GDRs is that shares do not have to be bought through the issuing company’s home exchange, which may be difficult and expensive, but can be bought on all major stock exchanges. In addition, the share price and all dividends are converted to the shareholder’s home currency. As for other depositary receipts, the depositary may be a non-U.S. or a U.S. entity, and the underlying securities may have a non-U.S. or a U.S. issuer. For purposes of each Fund’s investment policies, investments in depositary receipts will be deemed to be investments in the underlying securities. Thus, a depositary receipt representing ownership of common stock will be treated as common stock. Depositary receipts purchased by a Fund may not necessarily be denominated in the same currency as the underlying securities into which they may be converted, in which case the Fund may be exposed to relative currency fluctuations.

Derivatives

Each Fund may engage in a variety of derivative transactions in accordance with the applicable rules of the CFTC, and, to the extent applicable, the rules and regulations of certain national or foreign exchanges; however, a Fund will not be obligated to use derivatives and the Funds make no representations as to the availability of these techniques at this time or at any time in the future. Generally, derivatives are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index and may relate to stocks, bonds, interest rates, currencies or currency exchange rates, commodities, related indexes and other assets. The types of derivatives in which a Fund may invest include, but are not limited to, futures contracts, currency forward contracts and currency swaps, the purchase and sale (or writing) of exchange listed and OTC put and call options on debt and equity securities, currencies, entering into various interest rate transactions such as swaps, caps floors, and collars, entering into equity swaps, caps and floors, the purchase and sale of indexed debt securities or trading in other similar types of instruments.

11

Derivatives may be used, among other reasons, as part of a Fund’s investment strategy, to attempt to protect against possible changes in the market value of securities held or to be purchased for a Fund’s portfolio resulting from securities markets or currency exchange rate fluctuations, to protect a Fund’s unrealized gains in the value of its securities, to facilitate the sale of those securities for investment purposes, to manage the effective maturity or duration of a Fund’s portfolio or to establish a position in the derivatives markets as a temporary substitute for purchasing or selling particular securities or to seek to enhance a Fund’s income or gain. A Fund may use any or all types of derivatives which it is authorized to use at any time; no particular strategy will dictate the use of one type of transaction rather than another, as use of any authorized derivative will be a function of numerous variables, including market conditions.

The ability of a Fund to utilize derivatives successfully will depend on numerous factors including the Adviser’s ability to predict pertinent market movements, which cannot be assured. These skills are different from those needed to select a Fund’s portfolio securities.

Subject to the constraints described above, each Fund may (if and to the extent so authorized) enter into futures contracts, currency forward contracts and currency swaps, purchase and sell (or write) exchange listed and OTC put and call options on securities, loan participations and assignments, currencies, futures contracts, indices and other financial instruments, and each Fund may enter into interest rate transactions, equity swaps and related transactions and other similar transactions which may be developed to the extent the Adviser determines that they are consistent with a Fund’s investment objective and policies and applicable regulatory requirements. A Fund’s interest rate transactions may take the form of swaps, caps, floors and collars, and a Fund’s currency transactions may take the form of currency forward contracts, currency swaps and options on currencies.

Certain standardized swap transactions are currently subject to mandatory central clearing or may be eligible for voluntary central clearing. Central clearing is expected to decrease counterparty risk and increase liquidity compared to uncleared swaps because central clearing interposes the central clearinghouse as the counterpart to each participant’s swap. However, central clearing does not eliminate counterparty risk or illiquidity risk entirely. In addition, depending on the size of a Fund and other factors, the margin required under the rules of a clearinghouse and by a clearing member may be in excess of the collateral required to be posted by a fund to support its obligations under a similar uncleared swap.

In connection with the use of certain derivatives, the Adviser intends to comply with the requirements of the Commodity Exchange Act (“CEA”) by operating a Fund in a manner consistent with the restrictions of Rule 4.5, including filing a notice of eligibility of exemption from registration in accordance with applicable procedures and deadlines.

Derivatives involve special risks, including possible default by the other party to the transaction, illiquidity and, to the extent the Adviser’s view as to certain market movements is incorrect, the risk that the use of derivatives could result in significantly greater losses than if it had not been used. Losses resulting from the use of derivatives will reduce a Fund’s net asset value, and possibly income, and the losses may be significantly greater than if derivatives had not been used.

Each Fund’s use of derivatives may be limited by certain provisions of the Internal Revenue Code of 1986, as amended (the “Code”). When used, derivatives may increase the amount and affect the timing and character of taxes payable by shareholders. See “TAXES.”

12

Risks of Derivatives Outside of the United States

When conducted outside the United States, derivatives may not be regulated as rigorously as in the United States, may not involve a clearing mechanism and related guarantees, and will be subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities, currencies and other instruments. In addition, the price of any foreign options contract and, therefore, the potential profit and loss thereon, may be affected by any variance in the foreign exchange rate between the time an order is placed and the time it is liquidated, offset or exercised. The value of positions taken as part of non-U.S. derivatives also could be adversely affected by: (i) other complex foreign political, legal and economic factors; (ii) lesser availability of data on which to make trading decisions than in the United States; (iii) delays in a Fund’s ability to act upon economic events occurring in foreign markets during nonbusiness hours in the United States; (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States; and (v) lower trading volume and liquidity.

Equity Investments

Each Fund will invest in equity securities. Equity securities (which generally include common stocks, preferred stocks, warrants, securities convertible into common or preferred stocks and similar securities) are generally volatile and riskier than some other forms of investment. Equity securities of companies with relatively small market capitalizations may be more volatile than the securities of larger, more established companies or broad equity market indices generally. Common stock and other equity securities may take the form of stock in corporations, partnership interests, interests in limited liability companies and other direct or indirect interests in business organizations.

Exchange-Traded Funds and Other Similar Instruments

Shares of exchange-traded funds (“ETFs”) and other similar instruments may be purchased by the Funds. Generally, an ETF is an investment company that is registered under the 1940 Act Index ETFs that holds a portfolio of securities designed to track the performance of a particular index or index segment, actively managed ETFs are actively managed by an investment adviser. Similar instruments, issued by pools that are not investment companies, offer characteristics similar to index ETFs and may be designed to track the performance of an index or basket of securities of companies engaged in a particular market or sector. ETFs sell and redeem their shares at net asset value in large blocks (typically 50,000 of its shares) called “creation units.” Shares representing fractional interests in these creation units are listed for trading on national securities exchanges and can be purchased and sold in the secondary market in lots of any size at any time during the trading day.

Investments in ETFs and other similar instruments involve certain inherent risks generally associated with investments in a broadly-based portfolio of stocks including: (i) risks that the general level of stock prices may decline, thereby adversely affecting the value of each unit of the ETF or other instrument; (ii) an index ETF may not fully replicate the performance of its benchmark index because of temporary unavailability of certain index securities in the secondary market or discrepancies between the ETF and the index with respect to the weightings of securities or number of stocks held; (iii) an ETF may also be adversely affected by the performance of the specific index, market sector or group of industries on which it is based; and (iv) an index ETF may not track an index as well as a traditional index mutual fund because ETFs are valued by the market and, therefore, there may be a difference between the market value and the ETF’s net asset value. Each Fund may both purchase and effect short sales of shares of ETFs and may also purchase and sell options on shares of ETFs. These investments may be used for hedging purposes or to seek to increase total return (which is considered a speculative activity).

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Because ETFs and pools that issue similar instruments incur various fees and expenses, a Fund’s investment in these instruments will involve certain indirect costs, as well as transaction costs, such as brokerage commissions. The Adviser will consider expenses associated with an investment in determining whether to invest in an ETF or other instrument. In the case of ETFs that are investment companies, they invest substantially all of their assets in securities of various securities indices or a particular segment of a securities index. The market price of ETFs is expected to fluctuate in accordance with both changes in the asset values of their underlying indices and supply and demand of an ETF’s shares on the exchange. ETFs may trade at relatively modest discounts or premiums to net asset value. In general, most ETFs have a limited operating history and information may be lacking regarding the actual performance and trading liquidity of such shares for extended periods or over complete market cycles. In addition, there is no assurance that the requirements of the Exchange necessary to maintain the listing of ETFs in which a Fund invests will continue to be met or will remain unchanged. In the event substantial market or other disruptions affecting the shares of ETFs held by a Fund should occur in the future, the liquidity and value of that Fund’s shares could also be adversely affected.

Limitations of the 1940 Act, which prohibit a Fund from acquiring more than 3% of the outstanding shares of another investment company, may restrict a Fund’s ability to purchase shares of certain ETFs.

Firm Commitments and When-Issued Securities

Each Fund may purchase securities on a firm commitment basis, including when-issued securities. Each Fund may also be entitled to receive when-issued securities in relation to its holdings in common stock of companies that undertake certain corporate actions and reorganizations. Securities purchased on a firm commitment basis are purchased for delivery beyond the normal settlement date at a stated price and yield. No income accrues to the purchaser of a security on a firm commitment basis prior to delivery. Such securities are recorded as an asset and are subject to changes in value based upon changes in the general level of interest rates. Purchasing a security on a firm commitment basis can involve a risk that the market price at the time of delivery may be lower than the agreed upon purchase price, in which case there could be an unrealized loss at the time of delivery. A Fund will only make commitments to purchase securities on a firm commitment basis with the intention of actually acquiring the securities, but may sell them before the settlement date if it is deemed advisable. A Fund will designate liquid assets in an amount at least equal in value to a Fund’s commitments to purchase securities on a firm commitment basis. If the value of these assets declines, a Fund will place additional liquid assets in the account on a daily basis so that the value of the assets in the account is equal to the amount of such commitments. As when-issued securities are subject to delayed or deferred settlement, such securities may be either illiquid, or suffer from severe constraints in liquidity. When purchasing securities pursuant to a when-issued or forward commitment transaction, payment for the securities is not required until the delivery date. However, the purchaser assumes the rights and risks of ownership, including the risks of price and yield fluctuations. When a Fund has sold a security pursuant to one of these transactions, the Fund does not participate in further gains or losses with respect to the security. A Fund may renegotiate a when-issued or firm commitment transaction and may sell the underlying securities before delivery, which may result in capital gains or losses for the Fund. When-issued and forward-commitment transactions will not be considered to constitute issuance by a Fund of a “senior security” as that term is defined in Section 18(g) of the 1940 Act, and therefore, such transactions will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by the Fund, if a Fund covers the transaction in accordance with the requirements described under the heading “Borrowings".

Fixed-Income Securities

Each Fund may invest in fixed-income securities. Fixed-income securities generally pay a specified rate of interest or dividends, or a rate that is adjusted periodically by reference to some specified index or market rate or other factor. Fixed-income securities may include securities issued by U.S. federal, state, local and non-U.S. governments and other agencies and instrumentalities, and by a wide range of private or corporate issuers. Fixed-income securities include, among others, bonds, notes, bills, debentures, convertible securities, bank obligations, mortgage and other asset-backed securities, loan participations and assignments and commercial paper.

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Because interest rates vary, it is impossible to predict the income of a Fund for any particular period. Except to the extent that values are affected independently by other factors such as developments relating to a specific issuer or group of issuers, when interest rates decline, the value of fixed-income securities can generally be expected to rise. Conversely, when interest rates rise, the value of fixed-income securities can generally be expected to decline. Prices of longer term securities generally increase or decrease more sharply than those of shorter term securities in response to interest rate changes, particularly if such securities were purchased at a discount. It should be noted that the market values of securities rated below investment grade and comparable unrated securities tend to react less to fluctuations in interest rate levels than do those of higher-rated securities.

Call or Buy-Back Features. In addition, many fixed-income securities contain call or buy-back features that permit their issuers to call or repurchase the securities from their holders. Such securities may present risks based on payment expectations. Although a Fund may typically receive a premium if an issuer were to redeem a security, if an issuer exercises such a “call option” and redeems the security during a time of declining interest rates, a Fund may realize a capital loss on its investment if the security was purchased at a premium and a Fund may have to replace the called security with a lower yielding security, resulting in a decreased rate of return to the Fund.

Floating and Variable Rate Instruments

Each Fund may invest in floating and variable rate obligations. Floating or variable rate obligations bear interest at rates that are not fixed, but vary with changes in specified market rates or indices, such as the prime rate, and at specified intervals. Variable rate obligations invest include variable rate master demand notes, which are unsecured instruments issued pursuant to an agreement between the issuer and the holder that permit the indebtedness thereunder to vary and provide for periodic adjustments in the interest rate.

Certain floating or variable rate obligations may carry a demand feature that would permit the holder to tender them back to the issuer of the instrument or to a third party at par value prior to maturity. Some demand instruments may not be traded in a secondary market and derive their liquidity solely from the ability of the holder to demand repayment from the issuer or third party providing credit support. If a demand instrument is not traded in a secondary market, a Fund will nonetheless treat the instrument as liquid for the purposes of its investment restriction limiting investments in illiquid securities unless the demand feature has a notice period of more than seven days; if the notice period is greater than seven days, such a demand instrument will be characterized as illiquid for such purpose. A Fund’s right to obtain payment at par on a demand instrument could be affected by events occurring between the date a Fund elects to demand payment and the date payment is due that may affect the ability of the issuer of the instrument or a third party providing credit support to make payment when due. To facilitate settlement, some demand instruments may be held in book entry form at a bank other than a Fund’s custodian subject to a sub-custodian agreement approved by a Fund between that bank and the Fund’s custodian.

Foreign Bank Time Deposits

Each Fund may make time deposits in interest-bearing foreign bank accounts. Such time deposits will be subject to conditions placed on the time deposit account by the applicable bank (e.g., higher interest payments for maintaining funds in the account for longer periods of time). The Adviser generally expects its foreign bank time deposits to be made and maintained in U.S. dollars; however, the Adviser may make such deposits in foreign currencies where the Adviser deems such investments to be in the best interest of a Fund. Foreign bank time deposit accounts may be subject to restrictions on withdrawal, including penalties or reductions in interest for withdrawals before the end of the expected or intended duration of the time deposit.

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High-Yield Securities

Each Fund may invest in high-yield securities. High-yield securities are considered speculative with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligations. Under rating agency guidelines, any quality and protective characteristics of high-yield securities will likely be outweighed by large uncertainties or major risk exposures to adverse conditions. Medium and lower rated securities may have poor prospects of ever attaining any real investment standing, may have a current identifiable vulnerability to default, may be unlikely to have the capacity to pay interest and repay principal when due in the event of adverse business, financial or economic conditions, and/or may be in default or not current in the payment of interest or principal.

The credit ratings of S&P, Fitch, Moody’s or other agencies are evaluations of the safety of principal and interest payments, not market value risk, of lower-rated securities. Credit rating agencies may fail to change timely the credit ratings to reflect subsequent events. Many debt securities in international markets, especially in emerging markets, bear no rating whatsoever. Ratings organizations have declined to determine ratings for such securities for a host of reasons, including but not limited to the issuer’s lack of scale, insufficient or inadequate disclosure by the issuer, or insufficient operating history on the part of the issuer.

Neither a Fund nor the Adviser can conclude that ratings issued by recognized agencies reflect the true financial position of the underlying issuer; nor can any Fund or the Adviser be certain an issuer will maintain its current credit rating in the future. When available, the Adviser may refer to selected ratings from recognized agencies. The Adviser may also choose to augment such ratings with its own analyses of issuers, which may include, among other things, review of historic and current financial conditions and anticipated future cash flows.

Changes in Credit Ratings. Changes by recognized rating services in their ratings of a high-yield security and in the ability of an issuer to make payments of interest and principal may also affect the value of these investments. A description of the ratings used by Moody’s and S&P is set forth in Appendix A to this SAI. The ratings of Moody’s and S&P generally represent the opinions of those organizations as to the quality of the securities that they rate. Such ratings, however, are relative and subjective, are not absolute standards of quality, are subject to change and do not evaluate the market risk or liquidity of the securities. Ratings of a non-U.S. debt instrument, to the extent that those ratings are undertaken, are related to evaluations of the country in which the issuer of the instrument is located, which may cause a rating to be lower than would otherwise by suggested by the intrinsic creditworthiness of the issuer.

Liquidity. The secondary markets for high-yield securities are not as liquid as the secondary markets for higher rated securities. The secondary markets for high-yield securities are concentrated in relatively few market makers and participants in the market are mostly institutional investors, including insurance companies, banks, other financial institutions and mutual funds. In addition, the trading volume for high-yield securities is generally lower than that for higher-rated securities and the secondary markets could contract under adverse market or economic conditions independent of any specific adverse changes in the condition of a particular issuer, decreasing the liquidity of high-yield securities held in general. These factors may have an adverse effect on the ability of a Fund holding such securities to dispose of particular portfolio investments at the price it would wish, may adversely affect a Fund’s net asset value per share and may limit the ability of a Fund to obtain accurate market quotations for purposes of valuing securities and calculating net asset value.

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Legislative and Regulatory Developments. Prices for high-yield securities may be affected by legislative and regulatory developments. These laws could adversely affect a Fund’s investments in high-yield securities, the secondary market for high-yield securities, the financial condition of issuers of these securities and the value of outstanding high-yield securities. For example, federal legislation requiring the divestiture by federally insured savings and loan associations of their investments in high-yield bonds and limiting the deductibility of interest by certain corporate issuers of high-yield bonds adversely affected the market in prior years.

High-yield Corporate Securities. While the market values of securities rated below investment grade and comparable unrated securities tend to react less to fluctuations in interest rate levels than do those of higher-rated securities, the values of certain of these securities also tend to be more sensitive to individual corporate developments and changes in economic conditions than higher-rated securities. In addition, such securities present a higher degree of credit risk. Issuers of these securities are often highly leveraged and may not have more traditional methods of financing available to them, so that their ability to service their debt obligations during an economic downturn or during sustained periods of rising interest rates may be impaired. The risk of loss due to default by such issuers is significantly greater than with investment grade securities because such securities generally are unsecured and subordinated to the prior payment of senior indebtedness. If a Fund holds such securities, the Fund also could incur additional expenses to the extent that it is required to seek recovery upon a default in the payment of principal or interest on its portfolio holdings. These risks may be greater for non-U.S. high-yield securities especially those of issuers located in emerging markets.

The development of markets for high-yield corporate securities has been a relatively recent phenomenon, especially outside the United States. In addition, these markets have undergone significant changes in the past and may undergo significant changes in the future.

A Fund may invest in high-yield securities that bear interest at fixed rates, securities with variable rates of interest, or securities that involve equity features, such as contingent interest or participations based on revenues, sales or profits (i.e., interest or other payments, often in addition to a fixed rate of return, that are based on the borrower’s attainment of specified levels of revenues, sales or profits and thus enable the holder of the security to share in the potential success of the venture).

High-yield Non-U.S. Debt Securities. Investing in fixed and floating rate high-yield non-U.S. debt securities, especially those of issuers located in emerging market countries, will expose a Fund to the direct or indirect consequences of political, social or economic changes in the countries that issue the securities or in which the issuers are located, in addition to the risks of investing in high-yield securities generally. For example, the ability and willingness of sovereign obligors in emerging market countries or the governmental authorities that control repayment of their external debt to pay principal and interest on such debt when due may depend on general economic and political conditions within the relevant country. Certain countries in which a Fund may invest, especially emerging market countries, have historically experienced, and may continue to experience, high rates of inflation, high interest rates, exchange rate trade difficulties and extreme poverty and unemployment. Many of these countries are also characterized by political uncertainty or instability. Additional factors which may influence the ability or willingness to service debt include, but are not limited to, an issuer’s (including sovereign issuers) cash flow situation, the availability of sufficient foreign exchange on the date a payment is due, and the relative size of its debt service burden. Non-U.S. issuers, including government issuers, may also have debt (such as commercial bank debt) which is senior to its high-yield securities.

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The ability of a non-U.S. sovereign obligor, especially an obligor in an emerging market country, to make timely payments on its external debt obligations will also be strongly influenced by the obligor’s balance of payments, including export performance, its access to international credit and investments, fluctuations in interest rates and the extent of its foreign reserves, and the issuing government’s policy toward the International Monetary Fund, the World Bank and other international agencies. A country whose exports are concentrated in a few commodities or whose economy depends on certain strategic imports could be vulnerable to fluctuations in international prices of these commodities or imports. To the extent that a country receives payment for its exports in currencies other than dollars, its ability to make debt payments denominated in dollars could be adversely affected. If a non-U.S. sovereign obligor cannot generate sufficient earnings from foreign trade to service its external debt, it may need to depend on continuing loans and aid from foreign governments, commercial banks and multilateral organizations, and inflows of foreign investment. The commitment on the part of these foreign governments, multilateral organizations and others to make such disbursements may be conditioned on the government’s implementation of economic reforms and/or economic performance and the timely service of its obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties’ commitments to lend funds, which may further impair the obligor’s ability or willingness to timely service its debts. The cost of servicing external debt will also generally be adversely affected by rising international interest rates, because many external debt obligations bear interest at rates which are adjusted based upon international interest rates. The ability to service external debt will also depend on the level of the relevant government’s international currency reserves and its access to foreign exchange. Currency devaluations may affect the ability of an issuer to obtain sufficient foreign exchange to service its debt. The risks enumerated above are particularly heightened with regard to issuers in emerging market countries.

As a result of the foregoing or other factors, a governmental obligor, especially an obligor in an emerging market country, may default on its obligations. If such an event occurs, a Fund may have limited legal recourse against the issuer and/or guarantor. Remedies must, in some cases, be pursued in the courts of the defaulting party itself, and the ability of the holder of non-U.S. sovereign debt securities to obtain recourse may be subject to the political climate in the relevant country.

Illiquid Securities

Each Fund may invest up to 15% of the value of its net assets in illiquid securities. The term “illiquid securities” for this purpose means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which a Fund has valued the securities. Illiquid securities are considered to include, among other things, written OTC options, securities or other liquid assets being used as cover for such options, repurchase agreements with maturities in excess of seven days, certain loan participation interests, fixed time deposits which are not subject to prepayment or provide for withdrawal penalties upon prepayment (other than overnight deposits), and other securities whose disposition is restricted under the federal securities laws.

To the extent that instruments that a Fund holds become illiquid due to the lack of sufficient buyers or market or other conditions, the percentage of a Fund’s assets invested in illiquid assets would increase. The Adviser, under the supervision of the Board of Trustees, monitors Fund investments in assignments and loan participations and will, in such a case, consider appropriate measures to enable a Fund to maintain sufficient liquidity for operating purposes and to meet redemption requests.

Inflation-Indexed Bonds

Inflation-indexed bonds are fixed-income securities whose principal value is periodically adjusted according to the rate of inflation. Two structures are common. The U.S. Treasury and some other issuers use a structure that accrues inflation into the principal value of the bond. Most other issuers pay out the Consumer Price Index accruals as part of a semiannual coupon.

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Inflation-indexed securities issued by the U.S. Treasury have maturities of five, ten or twenty years, although it is possible that securities with other maturities will be issued in the future. The U.S. Treasury securities pay interest on a semiannual basis, equal to a fixed percentage of the inflation-adjusted principal amount. For example, if a Fund purchased an inflation-indexed bond with a par value of $1,000 and a 3% real rate of return coupon (payable 1.5% semi-annually), and inflation over the first six months were 1%, the mid-year par value of the bond would be $1,010 and the first semi-annual interest payment would be $15.15 ($1,010 times 1.5%). If inflation during the second half of the year resulted in the whole year’s inflation equaling 3%, the end-of-year par value of the bond would be $1,030 and the second semi-annual interest payment would be $15.45 ($1,030 times 1.5%).

If the periodic adjustment rate measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds, even during a period of deflation. However, the current market value of the bonds is not guaranteed, and will fluctuate. Each Fund may also invest in other inflation related bonds which may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal. The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates and the rate of inflation.

Interest-Only Securities

Interest only securities (“IOs”) are a form of stripped mortgage security. Stripped mortgage securities may be issued by agencies or instrumentalities of the U.S. government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks and special purpose subsidiaries of the foregoing. The risk of early prepayment is the primary risk associated with IOs.

Stripped mortgage securities are structured with two or more classes of securities that receive different proportions of the interest and principal distributions on a pool of mortgage assets. IOs are one class of a stripped mortgage security that receives all of the interest (while another class will receive all of the principal (“POs” or “principal only class”)).

Interest-Rate and Equity Swaps and Related Transactions

Each Fund may enter into interest rate and equity swaps and may purchase or sell (i.e., write) interest rate and equity caps, floors and collars. If a Fund enters into these types of transactions, the Fund expects that it would do so in order to hedge against either a decline in the value of the securities included in the Fund’s portfolio, or against an increase in the price of the securities which it plans to purchase, in order to preserve or maintain a return or spread on a particular investment or portion of its portfolio or to achieve a particular return on cash balances, or in order to increase income or gain. Interest rate and equity swaps involve the exchange between the parties to the swap of their respective commitments to make or receive payments based on a notional principal amount. The purchase of an interest rate or equity cap entitles the purchaser, to the extent that a specified index exceeds a predetermined level, to receive payments on a contractually-based principal amount from the party selling the interest rate or equity cap. The purchase of an interest rate or equity floor entitles the purchaser, to the extent that a specified index falls below a predetermined rate, to receive payments on a contractually-based principal amount from the party selling the interest rate or equity floor. A collar is a combination of a cap and a floor which preserve a certain return within a predetermined range of values.

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If a Fund enters into interest-rate and equity swaps, the Fund expects that it will usually enter into the swap on a net basis (i.e., the two payment streams are netted out), with the Fund receiving or paying, as the case may be, only the net amount of the two payments. The net amount of the excess, if any, of a Fund’s obligations over its entitlements with respect to each interest rate or equity swap will generally be accrued on a daily basis, and an amount of liquid assets having an aggregate net asset value at least equal to the accrued excess will be designated to cover such liability. If a Fund enters into an interest rate or equity swap on other than a net basis, the Fund will designate the full amount accrued on a daily basis of the Fund’s obligations with respect to the swap.

The use of interest rate and equity swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. There is a risk that is incorrect forecasts of market values, interest rates and other applicable factors, will diminish the investment performance of a Fund compared with what it would have been if these investment techniques were not utilized. Moreover, even if the forecasts are correct, there is a risk that the swap position may correlate imperfectly with the price of the asset or liability being hedged.

As is the case with options strategies, the effective use of swaps and related transactions by a Fund may depend, among other things, on the Fund’s ability to terminate the transactions at times when the Adviser deems it desirable to do so. To the extent a transaction is not or cannot be terminated in a timely manner, a Fund may suffer a loss in excess of any amounts that it may have received, or expected to receive, as a result of entering into the transaction.

The liquidity of swap agreements will be determined based on various factors, including (i) the frequency of trades and quotations, (ii) the number of dealers and prospective purchasers in the marketplace, (iii) dealer undertakings to make a market, (iv) the nature of the security (including any demand or tender features), and (v) the nature of the marketplace for trades (including the ability to assign or offset a Fund’s rights and obligations relating to the investment).

There is no limit on the amount of interest rate and equity swap transactions that may be entered into by a Fund. Because swaps and related transactions are bilateral contractual arrangements between the counterparties to the transactions, a Fund’s ability to terminate such an arrangement may be considerably more limited than in the case of an exchange traded instrument. If the other party to a swap defaults, a Fund’s risk of loss is the net amount of payments that the Fund contractually is entitled to receive, if any. A Fund may purchase and sell caps, floors and collars without limitation, subject to the segregated account requirement described above.

Loans of Portfolio Securities

Upon approval by the Board of Trustees, a Fund may lend portfolio securities to brokers or dealers or other financial institutions in accordance with policies and procedures of the Trust, as may be adopted from time to time.  The procedure for the lending of securities will typically include the following features and conditions.  The collateral will consist either of U.S. Government Securities or the borrower of the securities will deposit cash with a Fund in an amount equal to a minimum of 100% of the market value of the securities lent.  A Fund will seek to invest the collateral in short-term debt securities, cash equivalents (or pooled investment vehicle interests in cash, cash equivalents and short-term debt instruments) and earn the income thereon.  A negotiated portion of the income so earned may be paid to the securities lending agent (e.g. a bank or trust company) who arranged the loan.  The collateral will be marked to market daily, and if the value of the collateral drops below the required minimum at any time, the borrower may typically be called upon to post additional collateral.  These will be “demand” loans and may be terminated by a Fund at any time.  A Fund will receive any payments in lieu of dividends and interest paid on the securities lent, although the U.S. federal income tax characteristics of such payment may change.  A Fund’s performance will continue to reflect changes in the value of the securities loaned.

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The terms of the structure of the loan arrangements, as well as the aggregate amount of securities loans, must be consistent with the 1940 Act and rules and interpretations of the SEC thereunder.  These provisions limit the amount of securities a Fund may lend to 33 1/3% of the Fund’s total assets and require (1) the borrower pledge and maintain with the Fund collateral consisting of cash, an irrevocable letter of credit, or securities issued by the U.S. government having at all times not less than 100% of the value of the securities lent; (2) the borrower add to such collateral whenever the price of the securities lent rises; (3) the loan be made subject to termination by the Fund at any time; and (4) the Fund receives reasonable interest on the loan (which may include the Fund’s investing any cash collateral in interest-bearing short-term investments), any distributions on the lent securities, and any increase in their market value.  Loan arrangements made by each Fund will comply with all other applicable regulatory requirements, including the rules of the New York Stock Exchange, which presently require the borrower, after notice, to redeliver the securities within the normal settlement time of three business days.  The Adviser will consider the creditworthiness of the borrower, among other things, in making decisions with respect to lending securities, subject to the oversight of the Board of Trustees.  At present time, the SEC does not object if any investment company pays reasonable negotiated fees in connection with lent securities, so long as such fees are set forth in a written contract and approved by the investment company’s trustees.  In addition, voting rights pass with the lent securities, but if a Fund has knowledge that a material event will occur affecting securities on loan, and with respect to which the holder of securities will be entitled to vote or consent, the lender must be entitled to call the loaned securities in time to vote or consent.  A Fund bears the risk that there may be a delay in the return of the securities, which may impair the Fund’s ability to vote on such a matter.  A Fund may include, as part of its total assets, the assets that it receives as collateral for loans of its portfolio securities, for purposes of determining compliance with the requirement that a mutual fund should not have on loan at any given time securities representing more than one-third of its total asset value.

These transactions must be fully collateralized at all times, but involve some credit risk to a Fund if the borrower or the party (if any) guaranteeing the loan should default on its obligations. In the event of the default or bankruptcy of the other party to a securities loan, a Fund could experience delays in recovering the securities it lent. To the extent that, in the meantime, the value of the securities a Fund lent has increased or the value of the collateral decreased, the Fund could experience a loss.  In the event of a default by the borrower, a Fund will, if permitted by law, dispose of such collateral except that the Fund may retain any such part thereof that is a security in which the Fund is permitted to invest. A Fund may also lose money if it incurs losses on the reinvestment of cash collateral.

Although voting rights or rights to consent with respect to the loaned securities pass to the borrower, a Fund, as the lender, generally retains the right to call the loans and obtain the return of the securities loaned at any time on reasonable notice, and it will attempt to do so in order that the securities may be voted by the Fund if the holders of such securities are asked to vote upon or consent to matters which the Adviser believes materially affect the investment; however, a Fund may not be able to recall the securities in time for the Fund to be the owner on the record date for determining shareholders entitled to vote or consent on the matter.  A Fund may typically also call such loans in order to sell the securities involved.

Money Market Instruments/Securities

Each Fund may hold money market instruments, including commercial paper, bankers acceptances, certificates of deposit and other short-term debt securities. A Fund may hold money market instruments for many reasons including, (i) as part of the Adviser’s strategy in order to take advantage of investment opportunities as they arise, (ii) when the portfolio managers believe that market conditions are unfavorable for profitable investing for the Fund, (iii) when the portfolio managers are otherwise unable to locate attractive investment opportunities for the Fund, (iv) as a temporary measure in order to meet redemption requests, or (v) as a defensive measure in response to adverse market or economic conditions. During periods when a Fund maintains exposure to money market instruments, it may not participate in market movements to the same extent that it would if the Fund was more fully invested in equity securities.

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Non-U.S. Securities

Investors should recognize that investing in the securities of non-U.S. issuers generally, and particularly in emerging and frontier market issuers, involves special considerations which are not typically associated with investing in securities of U.S. issuers. Investments in securities of non-U.S. issuers may involve risks arising from differences between U.S. and non-U.S. securities markets, including less volume, much greater price volatility in and relative illiquidity of non-U.S. securities markets, different trading and settlement practices, and less governmental supervision and regulation, from changes in currency exchange rates, from high and volatile rates of inflation, from economic, social and political conditions and, as with domestic multinational corporations, from fluctuating interest rates.

Since most non-U.S. securities are denominated in non-U.S. currencies or traded primarily in securities markets in which settlements are made in non-U.S. currencies, the value of these investments and the net investment income available for distribution to shareholders of a Fund may be affected favorably or unfavorably by changes in currency exchange rates or exchange control regulations. To the extent a Fund purchases securities denominated in non-U.S. currencies, a change in the value of any such currency against the U.S. dollar will result in a change in the U.S. dollar value of a Fund’s assets and a Fund’s income available for distribution. A Fund’s foreign currency transactions may give rise to ordinary income or loss for U.S. federal income tax purposes, to the extent such income or loss results from fluctuations in the value of the foreign currency. See “TAXES.”

In addition, even though each Fund’s income may be received or realized in foreign currencies, each Fund will be required to compute and distribute its income in U.S. dollars. Therefore, if the value of a currency relative to the U.S. dollar declines after a Fund’s income has been earned in that currency, translated into U.S. dollars and declared as a dividend, but before payment of such dividend, a Fund could be required to liquidate portfolio securities to pay such dividend. Similarly, if the value of a currency relative to the U.S. dollar declines between the time a Fund incurs expenses or other obligations in U.S. dollars in order to pay such expenses in U.S. dollars will be greater than the equivalent amount in such currency of such expenses at the time they were incurred.

Certain markets are in only the earliest stages of development. There is also a high concentration of market capitalization and trading volume in a small number of issuers representing a limited number of industries, as well as a high concentration of investors and financial intermediaries. Many of such markets also may be affected by developments with respect to more established markets in the region. Brokers in non-U.S. and emerging/frontier market countries typically are fewer in number and less capitalized than brokers in the United States. These factors, combined with the U.S. regulatory requirements for open-end investment companies and the restrictions on foreign investment, may have an adverse impact on the investment performance of a Fund to the extent a Fund invests in these markets. There generally is less governmental supervision and regulation of exchanges, brokers and issuers in non-U.S. countries than there is in the United States. For example, there may be no comparable provisions under certain non-U.S. laws to insider trading and similar investor protection securities laws that apply with respect to securities transactions consummated in the United States. Further, brokerage commissions and other transaction costs on non-U.S. securities exchanges, particularly in frontier markets, generally are higher than in the United States. With respect to investments in certain emerging market countries, less comprehensive legal systems may have an adverse impact on a Fund. For example, while the potential liability of a shareholder in a U.S. corporation with respect to acts of the corporation is generally limited to the amount of the shareholder’s investment, the notion of limited liability is less clear in emerging market countries. Similarly, the rights of investors in emerging market companies may be more limited than those of shareholders of U.S. corporations.

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Other risks associated with investments in non-U.S. securities include the possible imposition of foreign withholding taxes on certain amounts of a Fund’s income which may reduce the net return on non-U.S. investments as compared to income received from a U.S. issuer, the possible seizure or nationalization of foreign assets and the possible establishment of exchange controls, expropriation, confiscatory taxation, other foreign governmental laws or restrictions which might affect adversely payments due on securities held by a Fund, the lack of extensive operating experience of eligible foreign sub-custodians, and legal limitations on the ability of a Fund to recover assets held in custody by a foreign sub-custodian in the event of the sub-custodian’s bankruptcy.

In addition, there may be less publicly-available information about a non-U.S. issuer than about a U.S. issuer, and non-U.S. issuers may not be subject to the same accounting, auditing and financial record-keeping standards and requirements as U.S. issuers. In particular, the assets and profits appearing on the financial statements of an emerging or frontier market country issuer may not reflect its financial position or results of operations in the way they would be reflected had the financial statements been prepared in accordance with U.S. generally accepted accounting principles. In addition, for an issuer that keeps accounting records in local currency, inflation accounting rules may require, for both tax and accounting purposes, that certain assets and liabilities be restated on the issuer’s balance sheet in order to express items in terms of currency of constant purchasing power. Inflation accounting may indirectly generate losses or profits. Consequently, financial data may be materially affected by restatements for inflation and may not accurately reflect the real condition of those issuers and securities markets. Finally, in the event of a default of any such foreign obligations, it may be more difficult for a Fund to obtain or enforce a judgment against the issuers of such obligations. The manner in which foreign investors may invest in companies in certain emerging and frontier market countries, as well as limitations on such investments, also may have an adverse impact on the operations of a Fund to the extent a Fund invests in those markets. For example, a Fund may be required in certain of such countries to invest initially through a local broker or other entity and then have the shares purchased re-registered in the name of the Fund. Re-registration may in some instances not be able to occur on a timely basis, resulting in a delay during which the Fund may be denied certain of its rights as an investor.

Non-U.S. markets have different clearance and settlement procedures, and in certain markets there have been times when settlements have failed to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Further, satisfactory custodial services for investment securities may not be available in some countries having smaller emerging markets, which may result in a Fund incurring additional costs and delays in transporting and custodying such securities outside such countries. Delays in settlement or other problems could result in periods when assets of a Fund are uninvested and no return is earned thereon. The inability of a Fund to make intended security purchases due to settlement problems or the risk of intermediary counterparty failures could cause the Fund to miss attractive investment opportunities. The inability to dispose of a portfolio security due to settlement problems could result either in losses to a Fund due to subsequent declines in the value of such portfolio security or, if a Fund has entered into a contract to sell the security, could result in possible liability to the purchaser.

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Non-U.S. Sub-custodians

Rules adopted under the 1940 Act permit each Fund to maintain its non-U.S. securities and cash in the custody of certain eligible non-U.S. banks and securities depositories.

Certain banks in non-U.S. countries may not be eligible sub-custodians for a Fund, in which event a Fund may be precluded from purchasing securities in certain non-U.S. countries in which it otherwise would invest or which may result in a Fund’s incurring additional costs and delays in providing transportation and custody services for such securities outside of such countries. A Fund may encounter difficulties in effecting on a timely basis portfolio transactions with respect to any securities of issuers held outside their countries. Other banks that are eligible non-U.S. sub-custodians may be recently organized or otherwise lack extensive operating experience. In addition, in certain countries there may be legal restrictions or limitations on the ability of a Fund to recover assets held in custody by non-U.S. sub-custodians in the event of the bankruptcy of the sub-custodian.

Options

In addition to the options on instruments and indices described in this SAI, each Fund reserves the right to purchase or sell options on other instruments and indices and those which may be developed in the future to the extent consistent with applicable law, the Fund’s investment objective and the restrictions set forth herein.

A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the writer of the option the obligation to buy (if the option is exercised), the underlying security, index, currency or other instrument at the exercise price. If a Fund were to purchase a put option on a security, for example, it might do so in an attempt to protect its holdings in the underlying instrument (or, in some cases, a similar instrument) against a substantial decline in the market value of such instrument by giving the Fund the right to sell the instrument at the option exercise price. A call option, upon payment of a premium, gives the purchaser of the option the right to buy (if the option is exercised), and the seller the obligation to sell, the underlying instrument at the exercise price. If a Fund were to purchase a call option on a security, index, currency or other instrument, for example, it might do so in an attempt to protect the Fund against an increase in the price of the underlying instrument that it intends to purchase in the future by fixing the price at which it may purchase the instrument. An “American” style put or call option may be exercised at any time during the option period, whereas a “European” style put or call option may be exercised only upon expiration or during a fixed period prior to expiration. Exchange-listed options are issued by a regulated intermediary such as the Options Clearing Corporation (“OCC”), which guarantees the performance of the obligations of the parties to the options.

A Fund may purchase put and call options or write “covered” put and call options on stock indices, interest rates and currencies in order to hedge against adverse market shifts or to potentially increase income or gain. In addition, a Fund may utilize options on currencies in order to hedge against currency exchange rate risks or to gain exposure to one or more currencies. A call option written by a Fund is “covered” so long as the Fund owns: (i) the underlying investment subject to the option; (ii) securities convertible or exchangeable without the payment of any consideration into the securities subject to the option; or (iii) a call option on the relevant security or currency with an exercise price no higher than the exercise price on the call option written. A put option written by a Fund is “covered” if the Fund either (a) designates on its or its custodian records liquid securities having a value at least equal to the exercise price of the underlying investment or (b) has certain offsetting puts. Parties to options transactions must make certain payments and/or set aside certain amounts of assets in connection with each transaction.

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If a Fund writes a call, the Fund will generally limit its opportunity to profit from an increase in the market value of the underlying investment above the exercise price of the option for as long as the Fund’s obligation as writer of the option continues. If a Fund writes a put, the Fund will generally limit its opportunity to profit from a decrease in the market value of the underlying investment below the exercise price of the option for as long as the Fund’s obligation as writer of the option continues. Upon the exercise of a put option written by a Fund, the Fund may suffer an economic loss equal to the difference between the price at which the Fund is required to purchase the underlying investment and its market value at the time of the option exercise, less the premium received for writing the option. Upon the exercise of a call option written by a Fund, the Fund may suffer an economic loss equal to an amount not less than the Fund’s acquisition cost of the investment underlying the option, less the sum of the premium received for writing the option and the exercise price paid to the Fund.

A Fund may choose to exercise the options it holds, permit them to expire or terminate them prior to their expiration by entering into closing transactions. A Fund may enter into a closing purchase transaction in which the Fund purchases an option having the same terms as the option it had written or a closing sale transaction in which the Fund sells an option having the same terms as the option it had purchased.

Exchange-listed options on securities and currencies, with certain exceptions, generally settle by physical delivery of the underlying security or currency, although in the future, cash settlement may become available. Frequently, rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option. Index options are cash settled for the net amount, if any, by which the option is “in-the-money” (that is, the amount by which the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised.

OTC options are purchased from or sold to securities dealers, financial institutions or other parties (collectively referred to as “counterparties” and individually referred to as a “counterparty”) through a direct bilateral agreement with the counterparty. In contrast to exchange-listed options, which generally have standardized terms and performance mechanics, the terms of an OTC option, including such terms as method of settlement, term, exercise price, premium, guaranties and security, are determined by negotiation of the parties.

Unless the parties provide for it, no central clearing or guaranty function is involved in an OTC option. As a result, if a counterparty fails to make or take delivery of the security, currency or other instrument underlying an OTC option it has entered into with a Fund or fails to make a cash settlement payment due in accordance with the terms of that option, the Fund will lose any premium it paid for the option as well as any anticipated benefit of the transaction. Thus, the Adviser must assess the creditworthiness of each such counterparty or any guarantor or credit enhancement of the counterparty’s credit to determine the likelihood that the terms of the OTC option will be met.

If a Fund sells a call option, the premium that it receives may serve as a partial hedge, to the extent of the option premium, against a decrease in the value of the underlying securities or instruments held by the Fund or will increase the Fund’s income. Similarly, the sale of put options can also provide gains for a Fund. A Fund may purchase and sell call options on securities that are traded on U.S. and foreign securities exchanges and in the OTC markets, and on securities indices and currencies. All calls sold by a Fund must be “covered” (that is, the Fund must own the securities subject to the call), or must otherwise meet the asset segregation requirements described below for so long as the call is outstanding. Even though a Fund will receive the option premium to help protect it against loss, use of options could result in losses to the Fund, force the purchase or sale of portfolio securities at inopportune times or for prices higher or lower than current market values, or cause the Fund to hold a security it might otherwise sell or sell a security it might otherwise hold.

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A Fund’s ability to close out its position as a purchaser or seller of an OCC-issued or exchange-listed put or call option is dependent, in part, upon the liquidity of the particular option market. Among the possible reasons for the absence of a liquid option market on an exchange are: (i) insufficient trading interest in certain options; (ii) restrictions on transactions imposed by an exchange; (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities, including reaching daily price limits; (iv) interruption of the normal operations of the OCC or an exchange; (v) inadequacy of the facilities of an exchange or the OCC to handle current trading volume; or (vi) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the relevant market for that option on that exchange would cease to exist, although any such outstanding options on that exchange would continue to be exercisable in accordance with their terms.

The hours of trading for listed options may not coincide with the hours during which the underlying financial instruments are traded. To the extent that the option markets close before the markets for the underlying financial instruments, significant price and rate movements can take place in the underlying markets that would not be reflected in the corresponding option markets.

Options on Stocks and Stock Indices. Each Fund may purchase put and call options and write covered put and call options on stocks and stock indices in order to hedge against movements in the equity markets or to potentially increase income or gain to the Fund. In addition, each Fund may purchase options on stocks that are traded over-the-counter. Options on stock indices are similar to options on specific securities. However, because options on stock indices do not involve the delivery of an underlying security, the option represents the holder’s right to obtain from the writer cash in an amount equal to a fixed multiple of the amount by which the exercise price exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying stock index on the exercise date. Options are also traded in certain industry or market segment indices. Stock index options are subject to position and exercise limits and other regulations imposed by the exchange on which they are traded.

For example, a purchase of a call option on a stock index could be used as a hedge against an increase in prices of particular equity securities a Fund wanted ultimately to buy if the Adviser expected general stock market prices to rise. If the stock index does rise, the price of the particular equity securities intended to be purchased may also increase, but that increase should be offset in part by the increase in the value of a Fund’s index option resulting from the increase in the index. On the other hand, a purchase of a put option on the index could be used if the Adviser expected general stock market prices to decline. If that index does decline, the value of some or all of the equity securities in a Fund’s portfolio may also be expected to decline, but that decrease would be offset in part by the increase in the value of the Fund’s position in such put option.

Options on Currencies. Each Fund may invest in options on currencies traded on domestic and foreign securities exchanges in order to hedge against currency exchange rate risks or to increase income or gain, as described above in “Currency Transactions.”

Other Investment Companies (excluding ETFs)

Each Fund may invest in shares of other investment companies, including open-end investment companies, subject to limits prescribed by the 1940 Act. These investment companies typically incur fees that are separate from those fees incurred directly by a Fund. A Fund’s purchase of such investment company securities results in the layering of expenses, such that shareholders would indirectly bear a proportionate share of the operating expenses of such investment companies, including advisory fees, in addition to paying Fund expenses. No adjustments will be made to the advisory fee with respect to assets of a Fund invested in such investment companies.

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A Fund’s investment in other investment companies may include securities of closed-end investment companies investing in foreign securities. A Fund will invest in closed-end investment companies only in furtherance of their investment objectives. Growth in appreciation and dividends in foreign markets sometimes occurs at a faster rate than in domestic markets. The ability of a Fund to invest in closed-end investment companies that invest in foreign securities provides, indirectly, greater variety and added expertise with respect to investments in foreign markets than if the Fund invested directly in such markets. Such companies themselves, however, may have policies that are different from those of a Fund.

A Fund’s investment in other investment companies may also include shares of ETFs, which are described elsewhere in this section under the heading “Exchange-Traded Funds and Other Similar Instruments.”

Preferred Stock

Preferred stocks, like debt obligations, are generally fixed-income securities. Shareholders of preferred stocks normally have the right to receive dividends at a fixed rate when and as declared by the issuer’s board of directors, but do not participate in other amounts available for distribution by the issuing corporation. Dividends on the preferred stock may be cumulative, and generally all cumulative dividends must be paid prior to common shareholders receiving any dividends. Because as a general matter preferred stock dividends must be paid before common stock dividends, preferred stocks generally entail less risk than common stocks. Upon liquidation, preferred stocks are generally entitled to a specified liquidation preference, which is generally the same as the par or stated value, and are senior in right of payment to common stock. Preferred stocks are, however, equity securities in the sense that they do not represent a liability of the issuer and, therefore, do not offer as great a degree of protection of capital or assurance of continued income as investments in corporate debt securities. In addition, preferred stocks are subordinated in right of payment to all debt obligations and creditors of the issuer, and convertible preferred stocks may be subordinated to other preferred stock of the same issuer.

Repurchase Agreements

Each Fund may enter into repurchase agreements. A repurchase agreement is a transaction in which the seller of a security commits itself at the time of sale to repurchase that security from the buyer at a mutually agreed upon time and price. The resale price is in excess of the purchase price and reflects an agreed-upon market interest rate unrelated to the coupon rate on the purchased security. Such transactions afford the opportunity to earn a return on temporarily available cash at relatively low market risk. When a Fund enters into a repurchase agreement, the Adviser will monitor the value of the securities underlying the repurchase agreement at the time the transaction is entered into and at all times during the term of the repurchase agreement to ensure that the value of the securities always equals or exceeds the repurchase price. A Fund will require that additional securities be deposited if the value of the securities purchased decreases below their resale price and does not bear the risk of a decline in the value of the underlying security unless the seller defaults under the repurchase obligation.

While the underlying security may be a bill, certificate of indebtedness, note or bond issued by an agency, authority or instrumentality of the U.S. government, the obligation of the seller is not guaranteed by the U.S. government and there is a risk that the seller may fail to repurchase the underlying security. In such event, a Fund would attempt to exercise rights with respect to the underlying security, including possible disposition in the market. However, a Fund may be subject to various delays and risks of loss, including (i) possible declines in the value of the underlying security during the period while the Fund seeks to enforce its rights thereto, (ii) possible reduced levels of income and lack of access to income during this period, and (iii) inability to enforce rights and the expenses involved in the attempted enforcement.

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Repurchase agreements with maturities of more than seven days will be treated as illiquid securities.

Reverse Repurchase Agreements

Each Fund may enter into “reverse” repurchase agreements to avoid selling securities during unfavorable market conditions to meet redemptions. Pursuant to a reverse repurchase agreement, a Fund sells portfolio securities and agree to repurchase them from the buyer at a particular date and price. Whenever a Fund enters into a reverse repurchase agreement, it will establish a segregated account in which it will maintain liquid assets in an amount at least equal to the repurchase price marked to market daily (including accrued interest), and will subsequently monitor the account to ensure that such equivalent value is maintained. A Fund will pay interest on amounts obtained pursuant to reverse repurchase agreements. Reverse repurchase agreements are considered to be borrowings by a Fund. See “Borrowing" above.

Restricted Securities and Securities with Limited Trading Markets (Rule 144A)

Each Fund may purchase securities for which there is a limited trading market or which are subject to restrictions on resale to the public. If a Fund were to acquire substantial positions in securities with limited trading markets, the activities of the Fund could have an adverse effect upon the liquidity and marketability of such securities and the Fund might not be able to dispose of its holdings in those securities at then current market prices. Circumstances could also exist (to satisfy redemptions, for example) when portfolio securities might have to be sold by a Fund at times which otherwise might be considered to be disadvantageous so that the Fund might receive lower proceeds from such sales than it had expected to realize. Investments in securities which are “restricted” may involve added expenses to a Fund should the Fund be required to bear registration costs with respect to such securities and could involve delays in disposing of such securities which might have an adverse effect upon the price and timing of sales of such securities and the liquidity of the Fund with respect to redemptions. Restricted securities and securities for which there is a limited trading market may be significantly more difficult to value due to the unavailability of reliable market quotations for such securities, and investment in such securities may have an adverse impact on net asset value. Each Fund may purchase Rule 144A securities for which there may be a secondary market of qualified institutional buyers as contemplated by Rule 144A under the Securities Act of 1933, as amended (the “1933 Act”). Liquidity determinations with respect to Rule 144A securities will be made by the Board of Trustees or by the Adviser pursuant to guidelines established by the Board. A Fund’s holdings of Rule 144A securities which are considered liquid securities will not be subject to the Fund’s applicable limitation on investments in illiquid securities.

Securities Related Issuers

The 1940 Act limits each Fund’s ability to invest in any equity security of an issuer which, in its most recent fiscal year, derived more than 15% of its revenues from “securities related activities,” as defined by the rules thereunder. These provisions may also restrict a Fund’s investments in certain non-U.S. banks and other financial institutions.

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Short Sales

Each Fund may make short sales of securities consistent with its strategies. A short sale is a transaction in which a Fund sells a security it does not own in anticipation that the market price of that security will decline.

When a Fund makes a short sale, it must borrow the security sold short and deliver a security equal in value to the security sold short to the broker-dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the sale. A Fund may have to pay a fee to borrow particular securities and may be obligated to pay over any accrued interest and dividends on such borrowed securities.

If a Fund sells a security short and the price of the security increases between the time of the short sale and the time that the Fund replaces the borrowed security, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a capital gain. Any gain will be decreased, and any loss increased, by the transaction costs described above. The successful use of short selling may be adversely affected by imperfect correlation between movements in the price of the security sold short and the securities being hedged.

To the extent that a Fund engages in short sales, it will provide collateral to the broker-dealer and (except in the case of short sales “against the box”) will maintain additional asset coverage in the form of segregated or “earmarked” assets that the Adviser determines to be liquid in accordance with procedures established by the Board of Trustees and that is equal to the current market value of the securities sold short until the Fund replaces the borrowed security. A short sale is “against the box” to the extent that a Fund contemporaneously owns, or has the right to obtain at no added cost, securities identical to those sold short. Each Fund may engage in short selling to the extent permitted by the federal securities laws and rules and interpretations thereunder. To the extent a Fund engages in short selling in foreign (non-U.S.) jurisdictions, the Fund will do so to the extent permitted by the laws and regulations of such jurisdiction.

Temporary Defensive Positions

Each Fund may depart from its principal investment strategies to meet redemption requests in response to adverse market, economic or political conditions by taking temporary defensive positions. While in a temporary investment position, a Fund may invest some or all of its assets in cash and/or cash equivalent securities. Cash equivalent securities include, but are not limited to, obligations of the U.S. government or by its agencies or instrumentalities, money market fund shares, commercial paper, certificates of deposit and/or banker’s acceptances, as well as other interest bearing or discount obligations or debt instruments that carry an investment grade rating by a national rating agency. Under such circumstances, a Fund may not achieve its investment objective.

Segregated and Other Special Accounts

To the extent a Fund uses certain types of derivatives, the Fund will be required, among other things, to Fund designate liquid assets to cover its obligations under the derivative to the extent the Fund’s obligations are not otherwise “covered” through ownership of the underlying security, financial instrument or currency or otherwise. In general, either the full amount of any obligation by a Fund to pay or deliver securities or assets must be covered at all times by the securities, instruments or currency required to be delivered, or, subject to any regulatory restrictions, an amount of liquid assets at least equal to the current amount of the obligation must be designated. A call option on securities written by a Fund, for example, will require the Fund to hold the securities subject to the call (or securities convertible into the needed securities without additional consideration) or to designate liquid securities sufficient to purchase and deliver the securities if the call is exercised. A call option sold by a Fund on an index will require the Fund to own portfolio securities that correlate with the index or to segregate liquid securities equal to the excess of the index value over the exercise price on a current basis. A put option on securities written by a Fund will require the Fund to designate liquid securities equal to the exercise price.

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Certain options, including those on securities, currency, financial instruments or indices, and OCC-issued and exchange-listed index options may provide for cash settlement or for physical delivery.

Derivatives may be covered by means other than those described above when consistent with applicable regulatory policies. Each Fund may also enter into offsetting transactions so that its combined position, coupled with any segregated assets, equals its net outstanding obligation in related derivatives. A Fund could purchase a put option, for example, if the strike price of that option is the same as or higher than the strike price of a put option sold by the Fund. Moreover, instead of designating assets if it holds a forward contract, a Fund could purchase a put option on the same forward contract with a strike price as high as or higher than the price of the contract held. Other derivatives may also be offset in combinations. If the offsetting transaction terminates at the time of or after the primary transaction, no segregation is required, but if it terminates prior to that time, assets equal to any remaining obligation would need to be segregated.

U.S. Government Securities

Each Fund may invest without limit in securities issued or guaranteed by the U.S. government or by its agencies or instrumentalities. U.S. government securities in general include a wide variety of U.S. Treasury obligations consisting of bills, notes and bonds, which principally differ only in their interest rates, maturities and times of issuance. Securities issued or guaranteed by U.S. government agencies and instrumentalities are debt securities issued by agencies or instrumentalities established or sponsored by the U.S. government and may be backed only by the credit of the issuing agency or instrumentality. A Fund will invest in such obligations only where the Adviser is satisfied that the credit risk with respect to the issuer is minimal.

Securities issued by the U.S. Treasury generally do not involve the credit risks associated with investments in other types of fixed-income securities, although, as a result, the yields available from these securities are generally lower than the yields available from corporate fixed-income securities. Like other debt securities, however, the values of U.S. government securities change as interest rates fluctuate, which could affect a Fund’s net asset value. Under certain market conditions a Fund may, for temporary defensive purposes, accept lower current income from short-term investments rather than investing in higher yielding long-term securities. Some U.S. government securities (such as Fannie Maes and Freddie Macs) are guaranteed as to the payment of principal and interest by the relevant entity (e.g., FNMA or FHLMC) but are not backed by the full faith and credit of the U.S. government. Therefore, the securities would generally be neither issued nor guaranteed by the U.S. Treasury.

CMOs and MBS Derivatives

The collateralized mortgage obligation (“CMO”) and stripped mortgage-backed securities (“MBS”) markets were developed specifically to reallocate the various risks inherent in MBS across various bond classes (“tranches”). For example, CMO “companion” classes typically experience much greater average life variability than other CMO classes or MBS pass-throughs. Interest-only pass-through securities experience greater yield variability relative to changes in prepayments. “Inverse floaters” experience greater variability of returns relative to changes in interest rates. To the extent that a Fund concentrates its investments in these or other “derivative” securities, the prepayment risks, interest rate risks, and hedging risks associated with such securities will be severely magnified.

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Warrants and Rights

Each Fund may invest in warrants and rights. Warrants are securities that are usually issued together with a debt security or preferred stock and that give the holder the right to buy a proportionate amount of common stock at a specified price until a stated expiration date. Buying a warrant generally can provide a greater potential for profit or loss than an investment of equivalent amounts in the underlying common stock. The market value of a warrant does not necessarily move with the value of the underlying securities. If a holder does not sell the warrant, it risks the loss of its entire investment if the market price of the underlying security does not, before the expiration date, exceed the exercise price of the warrant. Investing in warrants is a speculative activity. Warrants pay no dividends and confer no rights (other than the right to purchase the underlying securities) with respect to the assets of the issuer. A right is a privilege granted, typically to existing shareholders of a corporation, to subscribe for shares of a new issue of stock before it is issued. Rights normally have a short life, usually two to four weeks, may be freely transferable and generally entitle the holder to buy the new common stock at a lower price than the public offering price.

Zero Coupon Securities, Pay-In-Kind Bonds and Deferred Payment Securities

Each Fund may invest in zero coupon securities, pay-in-kind bonds and deferred payment securities. Zero coupon securities are debt securities that pay no cash income but are sold at substantial discounts from their value at maturity. When a zero coupon security is held to maturity, its entire return, which consists of the amortization of discount, comes from the difference between its purchase price and its maturity value. This difference is known at the time of purchase, so that investors holding zero coupon securities until maturity know at the time of their investment what the expected return on their investment will be. Zero coupon securities may have conversion features. Each Fund also may purchase pay-in-kind bonds. Pay-in-kind bonds pay all or a portion of their interest in the form of debt or equity securities. Deferred payment securities are securities that remain zero coupon securities until a predetermined date, at which time the stated coupon rate becomes effective and interest becomes payable at regular intervals.

Zero coupon securities, pay-in-kind bonds and deferred payment securities tend to be subject to greater price fluctuations in response to changes in interest rates than are ordinary interest-paying debt securities with similar maturities. The value of zero coupon securities appreciates more during periods of declining interest rates and depreciates more during periods of rising interest rates than ordinary interest-paying debt securities with similar maturities. Zero coupon securities, pay-in-kind bonds and deferred payment securities may be issued by a wide variety of corporate and governmental issuers. Although these instruments are generally not traded on a national securities exchange, they are widely traded by brokers and dealers and, to such extent, will not generally be considered illiquid for the purposes of a Fund’s limitation on investments in illiquid securities.

Current U.S. federal income tax law requires the holder of a zero coupon security, certain pay-in-kind bonds, deferred payment securities and certain other securities acquired at a discount to accrue income with respect to these securities prior to the receipt of cash payments. Accordingly, to avoid liability for U.S. federal income and excise taxes, a Fund may be required to distribute income accrued with respect to these securities and may have to dispose of portfolio securities under disadvantageous circumstances in order to generate cash to satisfy these distribution requirements. See “TAXES.’

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INVESTMENT LIMITATIONS

Fundamental and Non-Fundamental Investment Restrictions

Fundamental Investment Restrictions

The following is a description of fundamental policies of each Fund that may not be changed without the vote of a majority of a Fund’s outstanding voting securities. Under the 1940 Act, the vote of a majority of the outstanding securities of a company means the vote, at the annual or a special meeting of the security holders of such company duly called: (A) of 67 per centum or more of the voting securities present at such meeting, if the holders of more than 50 per centum of the outstanding voting securities of such company are present or represented by proxy; or (B) of more than 50 per centum of the outstanding voting securities of such company, whichever is less. The other restrictions set forth below, as well as each Fund’s investment objective and each of the other investment restrictions set forth in the Prospectus or this SAI and not designated as fundamental, are not fundamental policies and may be changed by the Board of Trustees. The percentages set forth below and the percentages set forth in the Prospectus apply at the time of the purchase of a security, except (i) with respect to fundamental investment restrictions (2) and (7), for which any such required percentages apply at all times and (ii) as otherwise required by applicable law.

Each Fund may not:

(1)	Purchase securities which would cause 25% or more of the value of its net assets at the time of the purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry (excluding obligations issued or guaranteed by the U.S. government or any state or territory of the United States or any of their agencies, instrumentalities or political subdivisions);
(2)	Borrow money, except to the extent permitted under the 1940 Act;
(3)	Make loans, except that a Fund may purchase or hold debt instruments in accordance with its investment objectives and policies; provided however, this restriction does not apply to repurchase agreements or loans of portfolio securities;
(4)	Act as an underwriter of securities of other issuers except that, in the disposition of portfolio securities, it may be deemed to be an underwriter under the federal securities laws;
(5)	Purchase or sell real estate, although a Fund may purchase securities of issuers which deal in real estate, securities which are secured by interests in real estate, and securities which represent interests in real estate, and they may acquire and dispose of real estate or interests in real estate acquired through the exercise of their rights as a holder of debt obligations secured by real estate or interests therein;
(6)	Purchase or sell commodities, unless acquired as a result of ownership of securities or other instruments; however, this restriction shall not prevent a Fund from engaging in transactions involving swaps, futures contracts, forward contracts, options or other derivative instruments, investing in securities that are secured by commodities or investing in companies or other entities that are engaged in a commodities or commodities trading business or that have a significant portion of their assets in commodities-related investments, subject to restrictions described in each Fund’s Prospectus and elsewhere in this SAI; and
(7)	Issue senior securities, except for permitted borrowings or as otherwise permitted under the 1940 Act.

For the purposes of restriction (1) above, industry classifications are determined for each Fund in accordance with the industry or sub-industry classifications established by Bloomberg Sector Classification System. Each Fund may use other classification titles, standards and systems from time to time, as it determines to be in the best interests of shareholders.  The use of any particular classification system is not a fundamental policy. With respect to each Fund’s investments in options, futures, swaps and other derivative transactions, industries may be determined by reference to the industry of the reference asset. The Funds may invest in securities of other investment companies or investment vehicles that may concentrate their assets in one or more industries. Each Fund intends to invest only in investment companies and other investment vehicles that track the S&P 500 Index and will consider the investments of such index and investment company in determining compliance with the fundamental restriction. Although the Funds do not intend to concentrate investments in a particular industry, a Fund will be concentrated in a particular industry or group of industries only to the extent the S&P 500 Index is so concentrated.

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Restrictions (2) and (7) above shall be interpreted based upon no-action letters and other pronouncements of the staff of the U.S. Securities and Exchange Commission (“SEC”). Under current pronouncements, certain Fund positions may be excluded from the definition of “senior security” so long as each Fund maintains adequate cover, segregation of assets or otherwise. See “Borrowing” above.

Non-Fundamental Investment Restrictions

In addition, it is contrary to each Fund’s present policies, which may be changed without shareholder vote, to purchase any illiquid security, including any securities whose disposition is restricted under federal securities laws and securities that are not readily marketable, if, as a result, more than 15% of a Fund’s net assets (based on then-current value) would then be invested in such securities. For purposes of this restriction, the staff of the SEC is presently of the view that repurchase agreements maturing in more than seven days are subject to this restriction. Until that position is revised, modified or rescinded, each Fund will conduct its operations in a manner consistent with this view. This limitation on investment in illiquid securities does not apply to certain restricted securities, including securities pursuant to Rule 144A under the Securities Act of 1933, as amended, and certain commercial paper that the Adviser has determined to be liquid under procedures approved by the Board of Trustees.

PORTFOLIO TURNOVER

Purchases and sales of portfolio securities may be made as considered advisable by the Adviser in the best interests of the shareholders. Each Fund’s portfolio turnover rate may vary from year to year, as well as within a year. Each Fund’s distributions of any net short-term capital gains realized from portfolio transactions are taxable to shareholders as ordinary income. In addition, higher portfolio turnover rates can result in corresponding increases in portfolio transaction costs for the Fund. See “PORTFOLIO TRANSACTIONS AND BROKERAGE” in this SAI.

For reporting purposes, each Fund’s portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the fiscal year by the monthly average of the value of the portfolio securities owned by a Fund during the fiscal year. In determining such portfolio turnover, all securities whose maturities at the time of acquisition were one year or less are excluded. A 100% portfolio turnover rate would occur, for example, if all of the securities in a Fund’s investment portfolio (other than short-term money market securities) were replaced once during the fiscal year. Portfolio turnover will not be a limiting factor should the Adviser deem it advisable to purchase or sell securities. For the fiscal year ended September 30, 2018, the Funds’ portfolio turnover rate was 0% of the average value of its portfolio.

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DISCLOSURE OF PORTFOLIO HOLDINGS

This Policy sets forth the conditions under which Portfolio Holdings (defined below) data for the Trust on behalf of a Fund may be disclosed to Third Parties (defined below) (which may include the public) and Service Providers (defined below). No data about a Fund’s portfolio holdings may be disclosed except in accordance with this Policy.

Portfolio Holdings data includes, but is not limited to, the following information about a Fund: (i) specific securities held; (ii) industry sector breakdowns as a percentage of portfolio net assets; (iii) asset composition (e.g., equities versus bonds); (iv) U.S. versus foreign holdings percentage breakdowns and regional breakdowns (e.g., Asia, North America); and (v) top 10 portfolio holdings in order of position size, including percentage of portfolio.

“Third Parties” or a “Third Party” means a person other than a Service Provider, an employee of a Service Provider, a Trustee of the Board of Trustees of the Trust, or an officer of the Trust.

“Service Providers” or a “Service Provider” includes, but is not limited to, the investment adviser, administrator, custodian, transfer agent, fund accountant, principal underwriter, software or technology service providers, pricing and proxy voting service providers, research and trading service providers, auditors, accountants, and legal counsel, or any other entity that has a need to know such information in order to fulfill their contractual obligations to provide services to the Fund.

Policy Overview

The Board has adopted, on behalf of each Fund, policies and procedures relating to disclosure of the Portfolio Holdings. These policies and procedures are designed to protect the confidentiality of the Portfolio Holdings’ information and to prevent the selective disclosure of such information. These policies and procedures may be modified at any time with the approval of the Board.

In order to protect each Fund from any trading practices or other use by a Third Party that could harm a Fund, Portfolio Holdings’ and other Fund-specific information must not be selectively released or disclosed except under the circumstances described below.

The Board of Trustees will periodically review the list of entities that have received, other than through public channels, Portfolio Holdings data, to ensure that the disclosure of the information was in the best interest of shareholders, identify any potential for conflicts of interest and evaluate the effectiveness of its current portfolio holding policy.

The identity of such entities is provided below:

Name of Recipient	Frequency of Holdings Disclosure	Information Lag	Date of Information	Date Provided to Recipients
Beacon Investment Advisory Services, Inc. (Adviser)	Daily	None	Daily	Daily
ALPS Fund Services, Inc. (Administrator)	Daily	None	Daily	Daily
U.S. Bank (Custodian)	Daily	None	Daily	Daily

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Cohen & Company, Ltd. (Independent Registered Public Accounting Firm)	As needed	None	As needed	As needed
Thompson Hine LLP (Independent Trustee Counsel)	As needed	None	As needed	As needed
Davis Graham & Stubbs LLP (Trust Counsel)	As needed	None	As needed	As needed
Electra	Daily	None	Daily	Daily
SuperDerivatives	Daily	None	Daily	Daily
Envestnet | Tamarac	Daily	None	Daily	Daily
Chicago Clearing Corporation	Daily	None	Daily	Daily
Proxy Trust (Proxy Agent)	As needed	None	As needed	As needed

Only officers of the Trust and their authorized agents, including, but not limited to, the Chief Compliance Officer of the investment adviser, may approve the disclosure of a Fund’s Portfolio Holdings. Except as set forth under “Policy Exceptions” below, exceptions to this Policy may only be made if an officer of the Trust and its authorized agents, including, but not limited to, the Chief Compliance Officer of the investment adviser, determines that the disclosure is being made for a legitimate business purpose and such disclosures must be documented and reported to the Board on a quarterly basis. In all cases, Third Parties and Service Providers are required to execute a non-disclosure agreement requiring the recipient to keep confidential any Portfolio Holdings data received and not to trade on the Confidential Portfolio Information (defined below) received. Neither the Trust nor its Service Providers (nor any persons affiliated with either) can receive any compensation or other consideration in connection with the sharing of the Fund’s Portfolio Holdings.

Disclosure of the Portfolio Holdings’ information that is not publicly available (“Confidential Portfolio Information”) may be made to Service Providers. In addition, to the extent permitted under applicable law, the investment adviser may distribute (or authorize the custodian or principal underwriter to distribute) Confidential Portfolio Information to a Fund’s relevant Service Providers and to facilitate the review of a Fund by certain mutual fund analysts and ratings agencies (such as Morningstar and Lipper Analytical Services) (“Rating Agencies”); provided that such disclosure is limited to the information that the investment adviser believes is reasonably necessary in connection with the services to be provided. As noted above, except to the extent permitted under this Policy, Confidential Portfolio Information may not be disseminated for compensation or other consideration.

Before any disclosure of Confidential Portfolio Information to Service Providers or Rating Agencies is permitted, a Fund’s investment adviser’s Chief Compliance Officer (or persons designated by the investment adviser’s Chief Compliance Officer) must determine in writing that, under the circumstances, the disclosure is being made for a legitimate business purpose. Furthermore, the recipient of Confidential Portfolio Information by a Service Provider or Rating Agency must be subject to a written confidentiality agreement that prohibits any trading upon the Confidential Portfolio Information or the recipient must be subject to professional or ethical obligations not to disclose or otherwise improperly use the information, such as would apply to independent registered public accounting firms or legal counsel.

Each Fund’s investment adviser shall have primary responsibility for ensuring that the Portfolio Holdings’ information is disclosed only in accordance with this Policy. As part of this responsibility, each Fund’s investment adviser will maintain such internal policies and procedures as it believes are reasonably necessary for preventing the unauthorized disclosure of Confidential Portfolio Information.

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Full Portfolio Holdings

The disclosure of the Funds’ full Portfolio Holdings is required to be made quarterly on forms required to be filed with the SEC as follows: (i) Portfolio Holdings as of the end of each fiscal year will be filed as part of the annual report filed on Form N-CSR; (ii) Portfolio Holdings as of the end of the first and third fiscal quarters will be filed in Form N-Q; and (iii) Portfolio Holdings as of the end of the second fiscal quarter will be filed as part of the semi-annual report filed on Form N-CSR. The Trust’s Form N-CSRs and Form N-Qs are available free of charge on the SEC’s website at www.sec.gov. Portfolio holdings information may be separately provided to any person, including rating and ranking organizations such as Morningstar and Lipper, at the same time that it is filed with the SEC.

Policy Exceptions

The following disclosures of Portfolio Holdings are not prohibited by this Policy:

§	Disclosures that are required by law;
§	Disclosures necessary for Service Providers to perform services to the Funds, provided that they are made pursuant to a written agreement between the Service Provider and the receiving party that restricts the Third Party’s use of the information;
§	Disclosure necessary for Rating Agencies to assess applicable fund ratings;
§	Disclosures necessary to broker-dealers or banks as a part of the normal buying, selling, shorting or other transactions in portfolio securities;
§	Disclosures to the applicable Fund’s or Service Providers’ regulatory authorities, accountants or counsel; and
§	Disclosures to the adviser of a Fund of compiled data concerning accounts managed by the adviser.

PORTFOLIO TRANSACTIONS AND BROKERAGE

Investment Decisions and Portfolio Transactions

Investment decisions for each Fund are made with a view to achieving its investment objectives. Investment decisions are the product of many factors in addition to basic suitability for the particular client involved (including each Fund). Some securities considered for investment by a Fund may also be appropriate for other clients served by the Adviser. Thus, a particular security may be bought or sold for certain clients even though it could have been bought or sold for other clients at the same time.

When the Adviser determines that the purchase or sale of a particular security is appropriate for more than one client account, the Adviser may, but is not obligated to, aggregate client orders into one order (“Block Orders”) for execution purposes. Block trading can avoid the adverse effect on a security’s price when simultaneous separate and competing orders are placed. When aggregating orders and subsequently allocating Block Orders (purchases and sales) to individual client accounts, it is the Adviser’s policy to treat all clients fairly and to achieve an equitable distribution of aggregated orders.

When a Block Order is filled in its entirety, each participating account will receive the average share price for the order on the same business day and transaction costs shall be shared pro rata based on each client’s participation in the Block Order. If the total amount of securities bought or sold is less than the amount requested in the Block Order, the portion that is executed will be allocated pro rata between all accounts participating in the Block Order at the average price obtained, and transaction costs will be shared pro rata based on each client’s allocation in the initial block. Participating accounts that had an order for a de minimis number of shares may be allocated their full order before the remaining shares are allocated. Such allocations will be made pro rata to all participating accounts which had an order for a de minimis number of shares based on each client’s participation in the order unless the cost of such allocation is deemed excessive. In situations for which pro-rata allocations would result in excessive trading costs, the allocation will be based on simple random selection.

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If the Adviser receives an order for a security at the same time as there exists an open order with a broker, the additional order may be added to the existing open order. However, any partial fills of the existing open order that occurred prior to the time of the placement of the second order with the same broker shall be allocated solely to the clients participating in the existing open order, and the unfilled portion of the existing open order will be added into the subsequent order.

Some types of purchase or sale transactions cannot be included in Block Orders. Such trades often must be executed on an individual basis rather than aggregated with other trades. In such cases, clients may not receive as favorable executions as they might otherwise receive from Block Orders. Likewise, a particular security may be bought for one or more clients when one or more clients are selling the security. In some instances, one client may sell a particular security to another client. There may be circumstances when purchases or sales of portfolio securities for one or more clients will have an adverse effect on other clients, including a Fund.

Brokerage and Research Services

The Adviser places orders for the purchase and sale of portfolio securities for each Fund through several brokers or dealers. The Adviser’s general policy is to use its best efforts to seek to obtain best execution for all client portfolio transactions, taking into account a variety of factors such as: (i) the security price; (ii) the commission rate; (iii) the size and difficulty of the order and timing of the transaction; (iv) the broker-dealer’s execution capability, which includes the broker-dealer’s relative ability to execute an order at the best available price, as well as the speed, quality, overall cost and certainty of execution; (v) the broker-dealer’s responsiveness and financial responsibility, which includes the broker-dealer’s creditworthiness and other factors that may impact the Adviser’s confidence in the broker-dealer’s stability; (vi) any conflicts of interest associated with using a broker-dealer; (vii) confidentiality provided by the broker-dealer; (viii) other factors, such as, the broker-dealer’s integrity and quality of communication, the adequacy of information provided by the broker-dealer, the ability of the broker-dealer to provide ad hoc information or services, and the ability of the broker-dealer to handle client directed brokerage arrangements; and (ix) research capabilities of the broker-dealer. It is not the Adviser’s policy to seek the lowest available commission rate where it believes that a broker or dealer charging a higher commission rate would offer greater reliability or provide better price or execution. The Adviser cannot assure that best execution will be achieved for each Fund transaction. The Adviser maintains a list of approved broker-dealers it will use to place Fund and other client trades for execution. The Adviser will periodically reevaluate these broker-dealers to confirm that they meet the Adviser’s criteria and standards, including that they provide trade execution services that the Adviser views as satisfactory. Upon reevaluation, the Adviser may add or remove broker-dealers to or from the list of approved broker-dealers. Although each Fund may use a broker-dealer that sells Fund shares to effect transactions for a Fund’s portfolios, a Fund will not consider the sale of Fund shares as a factor when selecting broker-dealers to execute those transactions.

Subject to the Adviser’s policy of seeking best execution for transactions, and subject to the criteria of Section 28(e) of the Securities Exchange Act of 1934, as amended (the “1934 Act”), the Adviser may place trades with a broker-dealer that provides brokerage and research services. The Adviser may have an incentive to select or recommend a broker based on its interest in receiving research or other products or services, rather than its interest in receiving the most favorable execution for a Fund. However, in selecting a broker for research, the Adviser makes a good faith determination that the amount of commission charged is reasonable in relation to the value of the brokerage and/or research received. The determination may be viewed in terms of a particular transaction or the Adviser’s overall responsibilities with respect to the accounts over which it exercises investment discretion. Research and brokerage services provided by broker-dealers chosen by the Adviser to place a Fund’s portfolio transactions may be useful to the Adviser in providing services to the Adviser’s other clients, although not all of these services may be necessarily useful and of value to the Adviser in managing the Funds. Conversely, brokerage and research products and services provided to the Adviser by broker-dealers in connection with trades executed on behalf of other clients of the Adviser may be useful to the Adviser in managing the Funds, although not all of these brokerage and research products and services may be necessarily useful and of value to the Adviser in managing such other clients. Subject to Section 28(e) of the 1934 Act, the Adviser may pay a broker additional commission in recognition of the value of the brokerage and/or research services provided by that broker. When the Adviser uses Fund brokerage commissions to obtain research or other products or services, the Adviser receives a benefit because it does not have to produce or pay for the research, products or services. The advisory fees paid by a Fund are not reduced because the Adviser receives such services even though the receipt of such services relieves the Adviser from expenses it might otherwise bear.

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The Adviser may place orders for the purchase and sale of exchange-listed portfolio securities with a broker-dealer that is an affiliate of the Adviser where, in the judgment of the Adviser, such firm will be able to obtain a price and execution at least as favorable as other qualified broker-dealers. Pursuant to rules of the SEC, a broker-dealer that is an affiliate of the Adviser may receive and retain compensation for effecting portfolio transactions for a Fund on a securities exchange if the commissions paid to such an affiliated broker-dealer by a Fund on exchange transactions do not exceed “usual and customary brokerage commissions.” The rules define “usual and customary” commissions to include amounts which are “reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time.” As required by applicable SEC rules, the Board has adopted procedures which are reasonably designed to provide that any commissions, fees or other remuneration paid to an affiliated broker are consistent with the foregoing standards. As of the date hereof, the Adviser does not have any affiliated broker-dealer.

The following table lists the total amount of brokerage commissions paid by the Fund for the fiscal periods noted:

For the Fiscal Year Ended September 30, 2018
Beacon Accelerated Return Strategy Fund(1)	$90,690
Beacon Planned Return Strategy Fund(1)	$212,740
(1)	The Beacon Accelerated Return Strategy Fund and the Beacon Planned Return Strategy Fund commenced operations October 2, 2017.

PURCHASE, EXCHANGE AND REDEMPTION OF SHARES

ALPS Fund Services, Inc. (the “Transfer Agent”) will maintain an account for each shareholder upon which the registration and transfer of shares are recorded, and any transfers shall be reflected by bookkeeping entry, without physical delivery. Confirmations of each purchase or redemption are sent to each shareholder. Quarterly statements of account are sent which include shares purchased as a result of a reinvestment of Fund distributions. The Transfer Agent will require that a shareholder provide requests in writing, accompanied by a valid signature guarantee form, when changing certain information in an account (i.e., wiring instructions, telephone privileges, etc.).

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Share Classes

Shares of the Beacon Accelerated Return Strategy Fund and the Beacon Planned Return Strategy Fund are currently divided into two share classes: Institutional Class and Class A shares.

The assets received by each class of a Fund for the issue or sale of its shares and all income, earnings, profits, losses and proceeds therefrom, subject only to the rights of creditors, are allocated to, and constitute the underlying assets of, that class of the Fund. The underlying assets of each class of a Fund are segregated and are charged with the expenses with respect to that class of the Fund along with a share of the general expenses of the Fund and the Trust. Any general expenses of a Fund that are not readily identifiable as belonging to a particular class of the Fund are allocated by or under the direction of the Board of Trustees in such manner as they determine to be fair and reasonable.

Purchase of Shares

Institutional Class shares do not charge an initial sales load. The following table lists the sales charges that will be applied to your purchase of Class A shares, subject to the breakpoint discounts indicated in the tables and described below.

Purchase Amount	Sales Charge as a Percentage of Offering Price	Dealer Concession as a Percentage of Offering Price
Less than $50,000	5.00%	4.75%
$50,000 but less than $100,000	4.50%	3.75%
$100,000 but less than $250,000	3.50%	2.75%
$250,000 but less than $500,000	2.50%	2.00%
$500,000 but less than $1 million	2.00%	1.60%
$1 million or greater	0.00%	0.00%

Class A shares are generally offered directly and through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, bank trust platforms, and retirement platforms. Class A shares offer the ability for payment of up to 5.00% of the offering price for payment to financial intermediaries for the provision of general distribution services, up to 0.25% of net assets for 12b-1 distribution and services. In addition, the shares offer the ability for payment to financial intermediaries for the provision of administrative services, including recordkeeping, subaccounting, order processing for omnibus or networked accounts, or other shareholder services provided on behalf of their clients. Consult with your financial intermediary representative for additional information on whether the shares are an appropriate investment choice. Broker-Dealers who make shares available through mutual fund wrap accounts may impose additional fees for services connected to the wrap account. Investments of $50,000 or more, either as a lump sum or though the Fund’s accumulation or letter of intent programs may be eligible for a waiver of all or part of the 5.00% initial sales charge (load). If your account value, including the amount of your current investment, totals $1 million or more, you will not pay a front-end sales charge on the current investment amount.

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Institutional Class shares are typically offered only through certain types of financial intermediaries and to certain institutional investors. Institutional Class shares are offered directly, via each of the Funds’ transfer agents, and through financial intermediaries (including, but not limited to, broker-dealers, retirement plans, bank trust departments, and financial advisors). Such intermediaries may require payment from a Fund or its service providers for the provision of distribution, administrative or shareholder retention services. Institutional investors may include, but are not limited to, corporations, retirement plans, public plans and foundations/endowments.

Not all financial intermediaries offer all classes of shares. Each investor’s financial considerations are different. You should speak with your financial advisor to help you decide which share class is best for you. If your financial intermediary offers more than one class of shares, you should carefully consider which class of shares to purchase. Certain classes have higher expenses than other classes, which may lower the return on your investment.

The minimum investments in each Fund are set forth in the Prospectus.

Subsequent investments may be made at any time by mailing a check to the Transfer Agent, along with a detachable stub from the Statement of Account (or a letter providing the account number). Shareholders should be sure to write the Fund’s account number on the check. Purchases of Fund shares (initial or subsequent) may not be made by third-party check.

Shares of a Fund may be purchased on any business day at the net asset value per share next determined after receipt of a purchase order. Share certificates will not be issued. Share purchase orders are effective on the date the Fund receives a completed Account Application Form (and other required documents) and federal funds become available.

Initial and subsequent investments may also be made by wire transfer. Shareholders should note that their bank may charge a fee in connection with transferring money by bank wire.

For a share purchase order for a Fund to become effective on a particular business day, prior to 4:00 p.m. (Eastern time): (i) in the case of a wire transfer payment, a purchaser must call 1-844-894-9222 to inform the Transfer Agent of an incoming wire transfer; or (ii) in the case of payment by check or money order, a complete share purchase order must be actually received by the Transfer Agent, and, in either case, federal funds must be received by the Transfer Agent, on behalf of the Fund. If federal funds are received by the Transfer Agent that same day, the order will be effective on that day. If a Fund receives notification of a wire transfer or a complete share purchase order after 4:00 p.m. (Eastern time), or if federal funds are not received by the Transfer Agent, such purchase order shall be executed as of the date that federal funds are actually received.

The price of each Fund’s shares and the valuation of Fund assets are discussed below in “NET ASSET VALUE.”

Redemption of Shares

If the Board of Trustees determines that it is in the best interests of the remaining shareholders of a Fund, the Fund may pay the redemption price in whole, or in part, by a distribution in kind from the Fund, in lieu of cash, taking such securities at their value employed for determining such redemption price, and selecting the securities in such manner as such Board may deem fair and equitable. A shareholder who receives a distribution in kind may incur a brokerage commission upon a later disposition of such securities and may receive less than the redemption value of such securities or property upon sale, particularly where such securities are sold prior to maturity. However, each Fund is required to redeem shares solely for cash up to the lesser of $250,000 or 1% of the net asset value (“NAV”) of the Fund during any 90-day period for any one shareholder. Should redemptions by any shareholder exceed such limitation, the Fund will have the option of redeeming the excess in cash or in-kind. Redemption in kind is not as liquid as a cash redemption.

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Under the 1940 Act, each Fund may suspend the right of redemption or postpone the date of payment upon redemption for any period: (i) during which the NYSE is closed, other than customary weekend and holiday closings; (ii) during which trading on the NYSE is restricted; or (iii) during which (as determined by the SEC by rule or regulation) an emergency exists as a result of which disposal or valuation of portfolio securities is not reasonably practicable, or for such other periods as the SEC may permit. Each Fund may also suspend or postpone the recordation of the transfer of its shares upon the occurrence of any of the foregoing conditions.

Redemption Procedures. A Fund will redeem all full and fractional shares of the Fund upon request on any business day at the applicable net asset value determined after the receipt of proper redemption instructions, less any applicable redemption fees. Shareholders liquidating their holdings will receive upon redemption all dividends reinvested through the date of redemption. If notice of redemption is received on any business day, the redemption will be effective on the date of receipt. Payment will ordinarily be made by wire on the next business day, but, in any case, within no more than seven business days from the date of receipt. If the notice is received on a day that is not a business day or after the close of regularly scheduled trading on the NYSE, the redemption notice will be deemed received as of the next business day. The value of shares at the time of redemption may be more or less than the shareholder’s cost.

Redemption Fees. If you sell or exchange your shares of the Fund after holding them 60 calendar days or less, a 2.00% redemption fee may be deducted from the redemption amount. For this purpose, shares held longest will be treated as being redeemed first and shares held shortest as being redeemed last.

Redemption requests for shares recently purchased by check will be accepted only after a Fund has confirmed receipt of payment for the shares, which may take up to 10 days.

Note: Each Fund has the right to suspend or postpone redemptions of shares for any period (i) during which the NYSE or exchange is closed, other than customary weekend and holiday closings; (ii) during which trading on the NYSE or exchange is restricted; or (iii) during which (as determined by the SEC or other regulatory authority by rule or regulation) an emergency exists as a result of which disposal or valuation of portfolio securities is not reasonably practicable, or as otherwise permitted by the SEC or other regulatory authority.

Distribution and Services (12b-1) Plan (Class A Shares Only)

The Funds have adopted a separate plan of distribution for Class A shares pursuant to Rule 12b-1 under the 1940 Act (the “Plan”).

Under the terms of the Plan, the Funds are authorized to make payments to the Distributor for remittance to financial intermediaries, as compensation for distribution and/or the provision of on-going shareholder services performed by such financial intermediaries for their customers who are investors in the Funds. The Plan permits payment for services and related expenses in connection with a financial intermediary’s administration of mutual fund distribution platforms that offer Class A shares of the Funds.

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The Plan permit each Fund to make total payments at an annual rate of up to 0.25% of such Fund’s average daily net assets attributable to its Class A shares. Because these fees are paid out of the Fund’s Class A share assets on an ongoing basis, over time, they will increase the cost of an investment in Class A shares.

The Distributor may retain some or all compensation payable pursuant to the Plan under certain circumstances, including but not limited to, such as if a financial intermediary resigns as the broker/dealer of record, or such financial intermediary failing to meet certain eligibly standards to be able to continue to be the broker/dealer of record.

Amounts Expensed Under the 12b-1 Plan

For the fiscal period ended September 30, 2018, the total amounts paid by Class A shares of the Funds to ADI (substantially all of which ADI paid out as compensation to broker-dealers and other service providers) under the Funds’ Class A Plan.

	Advertising and Literature	Printing and Postage	Payment to Dealers	Compensation to Sales Personnel	Total 12b-1 Payments
Beacon Accelerated Return Strategy Fund(1)	$-	$-	$8	$-	$8
Beacon Planned Return Strategy Fund(1)	$-	$-	$8	$-	$8
(1)	The Beacon Accelerated Return Strategy Fund and the Beacon Planned Return Strategy Fund commenced operations October 2, 2017.

Shareholder Services Plan

Each Fund has adopted a non-Rule 12b-1 shareholder services plan (a “Services Plan”) for Institutional Class and Class A shares which authorize each Fund to compensate select financial intermediaries and Fund affiliates an aggregate fee in an amount not to annually exceed 0.15% of the average daily net asset value of the Institutional Class and Class A shares of each Fund attributable to, or held in the name of, the financial intermediary for its clients as compensation for maintaining customer accounts that hold Fund shares. The Service Plan fee is compensation for providing, some or all of the following services: (i) establishing and maintaining Fund shareholder accounts, (ii) aggregating, processing and transmitting Fund shareholder orders and instructions regarding accounts, (ii) processing dividend and other distribution payments from each Fund on behalf of shareholders, (iv) preparing reports or forms on behalf of shareholders, (v) forwarding communications from each Fund to shareholders, and (vi) providing such other similar services as applicable statutes, rules or regulations permit. None of the aforementioned services includes distribution related services or activities. Any amount of the Services Plan fees not paid during the Funds’ fiscal year for such services may be reimbursed to the applicable Fund.

TRUSTEES AND OFFICERS

The business and affairs of the Funds are managed under the direction of the Trust’s Board of Trustees. The Board approves all significant agreements between/among the Funds and the persons or companies that furnish services to the Funds, including agreements with each Fund’s distributor, Adviser, administrator, custodian and transfer agent. The day-to-day operations of the Funds are delegated to the Adviser and the Funds’ administrator.

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The name, address, year of birth, and principal occupations for the past five years of the Trustees and officers of the Trust are listed below, along with the number of portfolios in the Fund Complex overseen by and the other directorships held by the Trustee.

Independent Trustees

Name, Birth Year & Address*	Position(s) Held with Fund	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years***	Number of Funds in Fund Complex Overseen by Trustee ****	Other Directorships Held by Trustee During Past 5 Years***
Ward D. Armstrong, Birth year: 1954	Trustee and Chairman	Mr. Armstrong was appointed to the Board on May 27, 2016. Mr. Armstrong was appointed Chairman of the Board at the August 24, 2017 meeting of the Board of Trustees.	Retired; Managing Partner, NorthRock Partners, LLC (October 2013 to July 2015); Managing Director, NorthRock Partners, a Private Wealth Advisory Practice of Ameriprise Financial (February 2010 to October 2013); Senior Vice President, Ameriprise Financial, Inc. (November 1984 to May 2007); President, American Express Asset Management (2002 to 2004); and Chairman, Ameriprise Trust Company (November 1996 to May 2007).	12	Mr. Armstrong is a Director of the Heartland Group, Inc. (5 funds).
J. Wayne Hutchens, Birth year: 1944	Trustee	Mr. Hutchens was elected to the Board on October 30, 2012.	Mr. Hutchens is currently retired. From April 2006 to December 2012, he served as President and CEO of the University of Colorado (CU) Foundation and from April 2009 to December 2012, he was Executive Director of the CU Real Estate Foundation. Mr. Hutchens is also Trustee of the Denver Museum of Nature and Science (2000 to present), Director of AMG National Trust Bank (June 2012 to present) and Trustee of Children’s Hospital Colorado (May 2012 to present). Prior to these positions, Mr. Hutchens spent 29 years in the banking industry, retiring as Chairman of Chase Bank Colorado.	12	Mr. Hutchens is a Director of RiverNorth Opportunity Fund (2013 to present), RiverNorth Opportunistic Municipal Income Fund (2018 to present), RiverNorth DoubleLine Strategic Opportunity Fund (2018 to present) and RiverNorth Marketplace Lending Corp. (2018 to present).

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Patrick Seese, Birth year: 1971	Trustee	Mr. Seese was elected to the Board on October 30, 2012.	Mr. Seese is an owner and a Managing Director of Integris Partners, a middle-market investment banking firm serving closely-held companies, financial sponsors and public companies (February 2008 to present). Prior to this, Mr. Seese was a Managing Director of Headwaters MB, a middle-market investing banking firm (December 2003 to February 2008). Prior to that, Mr. Seese worked in Credit Suisse First Boston’s Mergers and Acquisitions Group and served as Head of Corporation Development, Katy Industries, a publicly traded industrial and consumer products company and at Deloitte & Touche LLP, where he began his career in 1994.	12	Mr. Seese is a Director of Mile High Five Foundation (2013 to present) and SJ Panthers Foundation (2016 to present).

Interested Trustee

Name, Birth Year & Address*	Position(s) Held with Fund	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years***	Number of Funds in Fund Complex Overseen by Trustee ****	Other Directorships Held by Trustee During Past 5 Years***
O. May, Birth year: 1970	Trustee and President	Mr. May was elected Trustee and President on October 30, 2012. Mr. May was Chairman from October 30, 2012 to August 24, 2017.	Mr. May joined ALPS in 1995 and is currently President and Director of ALPS Fund Services, Inc., ALPS Distributors, Inc., and ALPS Portfolio Solutions Distributor, Inc., Executive Vice President and Director of ALPS Holdings, Inc. and ALPS Advisors, Inc. Because of his positions with these entities, Mr. May is deemed an affiliate of the Trust as defined under the 1940 Act. Mr. May is also on the Board of Directors of the University of Colorado Foundation and the AV Hunter Trust.	12	Mr. May is Trustee of the Reaves Utility Income Fund (1 fund) and Director of RiverNorth Opportunities Fund (1 fund).

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Officers

Name, Birth Year & Address*	Position(s) Held with Fund	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years***
Kimberly R. Storms, Birth year: 1972	Treasurer	Ms. Storms was elected Treasurer of the Trust on October 30, 2012.	Ms. Storms is Senior Vice President and Director of Fund Administration of ALPS. Because of her position with ALPS, Ms. Storms is deemed an affiliate of the Trust as defined under the 1940 Act. Ms. Storms is also Treasurer of Financial Investors Trust, Liberty All-Star Equity Fund and Liberty All-Star Growth Fund, Inc.
Richard C. Noyes, Birth year: 1970	Secretary	Mr. Noyes was elected Secretary of the Trust on November 14, 2016.	Mr. Noyes joined ALPS in 2015 and is Senior Vice President and General Counsel of ALPS. Prior to joining ALPS, Mr. Noyes served as Assistant Vice President and Senior Counsel of Janus Capital Management LLC. Mr. Noyes is deemed an affiliate of the Trust as defined under the 1940 Act.
Anne M. Berg Birth year: 1973	Assistant Secretary	Ms. Berg was elected Assistant Secretary of the Trust on August 23, 2018.	Ms. Berg joined ALPS as Senior Investment Company Act Paralegal in February 2017. Prior to joining ALPS, Anne was a Senior Legal Manager at Janus Capital Group Inc., a global investment manager in Denver, Colorado. Because of her position with ALPS, Ms. Berg is deemed an affiliate of the Trust as defined under the 1940 Act.
Lucas D. Foss, Birth Year: 1977	Chief Compliance Officer (“CCO”)	Mr. Foss was elected CCO of the Trust on January 22, 2018.	Mr. Foss joined ALPS in November 2017 as Vice President and Deputy Chief Compliance Officer. Prior to his current role, Mr. Foss served as the Director of Compliance at Transamerica Asset Management (July 2015-November 2017). Deputy Chief Compliance Officer at ALPS (September 2012 – June 2015) Compliance Manager at ALPS (January 2010 - August 2012) and a Senior Compliance Analyst at ALPS (November 2006 – December 2009). Before joining ALPS, Mr. Foss held positions at Bisys Hedge Fund Services and Deutsche Asset Management. Because of his position with ALPS, Mr. Foss is deemed an affiliate of the Trust as defined under the 1940 Act. Mr. Foss is also CCO of Harvest Volatility Edge Trust, Goehring & Rozencwajg Investment Funds, Broadstone Real Estate Access Fund, Inc., Clough Global Funds and Clough Funds Trust.

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*	All communications to Trustees and Officers may be directed to ALPS Series Trust c/o 1290 Broadway, Suite 1100, Denver, CO 80203.
**	This is the period for which the Trustee or Officer began serving the Trust. Each Trustee serves an indefinite term, until such Trustee’s successor is elected and appointed, or such Trustee resigns or is deceased. Officers are elected on an annual basis.
***	Except as otherwise indicated, each individual has held the office shown or other offices in the same company for the last five years.
****	The Fund Complex currently consists of 12 series of the Trust; Beacon Investment Advisory Services, Inc. does not provide investment advisory services for any of these series other than the Funds, and any other investment companies for which Beacon Investment Advisory Services, Inc. provides investment advisory services, currently none.

Ward D. Armstrong

Mr. Armstrong has been an Independent Trustee of the Trust since May 27, 2016. He has been Director of the Heartland Group, Inc. since February 2008 and was Chairman of Ameriprise Trust Company from November 1996 to May 2007. Mr. Armstrong served as Managing Partner of NorthRock Partners, LLC from October 2013 to July 2015, Managing Director of Northrock Partners, a Private Wealth Advisory Practice of Ameriprise Financial from February 2010 to October 2013, Senior Vice President of Ameriprise Financial, Inc. from November 1984 to May 2007 and President of American Express Asset Management from 2002 to 2004. Mr. Armstrong received a B.S. in Business Administration (Finance Emphasis) from the University of Minnesota, Carlson School of Management. He was selected to serve as a Trustee of the Trust based on his business, financial services and investment management experience.

J. Wayne Hutchens

Mr. Hutchens has been an Independent Trustee of the Trust since October 30, 2012.  He has been a Director of the RiverNorth Opportunity Fund since 2013, the RiverNorth Opportunistic Municipal Income Fund since 2018, the RiverNorth DoubleLine Strategic Opportunity Fund since 2018, the RiverNorth Marketplace Lending Corp. since 2018, Trustee of the Denver Museum of Nature and Science since 2000, and Director of AMG National Trust Bank and Trustee of Children’s Hospital Colorado since 2012. From 2006 to 2012, he served as President and CEO of the University of Colorado (CU) Foundation and from 2009 to 2012, he also served as Executive Director of the CU Real Estate Foundation.  Prior to these positions, Mr. Hutchens spent 29 years in the banking industry, retiring as Chairman of Chase Bank Colorado.  Mr. Hutchens is a graduate of the University of Colorado at Boulder’s School of Business and has done graduate study at Syracuse University and the University of Colorado.  He was selected to serve as a Trustee of the Trust based on his business and financial services experience.

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Patrick Seese

Mr. Seese has been an Independent Trustee of the Trust since October 30, 2012.  He has been a Director of The Mile High Five Foundation since 2013 and SJ Panthers Foundation since 2016. He has been an owner and a Managing Director of Integris Partners, a middle-market investment banking firm, since February 2008.  Prior to this, Mr. Seese was a Managing Director of Headwaters, MB, middle-market investing banking firm from 2003 to 2008. Prior to this, Mr. Seese was working in Credit Suisse First Boston’s Mergers and Acquisitions Group and served as Head of Corporate Development for Katy Industries, a publicly traded industrial and consumer products company and at Deloitte & Touche, LLP, where he began his career in 1994.  Mr. Seese is a graduate of the University of Colorado and earned an MBA from The University of Chicago Booth School of Business.  He is one of the founders of The Mile High Five Foundation (MH5), a charity dedicated to fund youth/health-related organizations.  Mr. Seese was selected to serve as a Trustee of the Trust based on his business, financial services and accounting experience.

Jeremy O. May

Mr. May has been an Interested Trustee of the Trust since October 30, 2012.  He has been a Trustee of the Reaves Utility Income Fund and ALPS Elevation Trust since 2009. Mr. May joined ALPS Fund Services, Inc. (“AFS”), the Funds’ administrator, in 1995 and is President and Director of AFS, ALPS Distributors, Inc., the Funds’ principal underwriter, ALPS Portfolio Solutions Distributor, Inc., Executive Vice President and Director of ALPS Holdings, Inc. and ALPS Advisors, Inc.  Before joining ALPS, Mr. May was an auditor with Deloitte & Touche LLP.  Mr. May is also Vice Chairman on the Board of Directors of the University of Colorado (CU) Foundation and the Board of Directors of the AV Hunter Trust.  Mr. May has a B.S. in Business Administration from the University of Colorado.  He was selected to serve as a Trustee of the Trust based on his business, financial services, accounting and investment management experience.

None of the Independent Trustees owns securities in Beacon Investment Advisory Services, Inc. the Funds’ investment adviser, or ALPS Distributors, Inc., the Funds’ principal underwriter, nor do they own securities in any entity directly controlling, controlled by, or under common control with these entities.

Leadership Structure and Oversight Responsibilities

Overall responsibility for oversight of the Funds rests with the Trustees. The Trust has engaged the Adviser to manage the Funds on a day-to day basis. The Board is responsible for overseeing the Adviser and other service providers in the operations of the Funds in accordance with the provisions of the 1940 Act, applicable provisions of state and other laws and the Trust’s Declaration of Trust. The Board is currently composed of four members, three of whom are Independent Trustees. The Board meets at regularly scheduled quarterly meetings each year. In addition, the Board may hold special in-person or telephonic meetings or informal conference calls to discuss specific matters that may arise or require action between regular meetings. As described below, the Board has established a Nominating and Corporate Governance Committee and an Audit Committee, and may establish ad hoc committees or working groups from time to time, to assist the Board in fulfilling its oversight responsibilities. The Independent Trustees have also engaged independent legal counsel to assist them in performing their oversight responsibilities.

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The Board has appointed Ward D. Armstrong, an Independent Trustee, to serve in the role of Chairman. The Chairman’s role is to preside at all meetings of the Board and to act as a liaison with the Adviser, other service providers, counsel and other Trustees generally between meetings. The Chairman may also perform such other functions as may be delegated by the Board from time to time. The Board reviews matters related to its leadership structure annually. The Board has determined that the Board’s leadership structure is appropriate given the Trust’s characteristics and circumstances. These include the Trust’s series of fund shares, each fund’s single portfolio of assets, each fund’s net assets and the services provided by the fund’s service providers.

Risk oversight forms part of the Board’s general oversight of the Funds and is addressed as part of various Board and Committee activities. As part of its regular oversight of the Funds, the Board, directly or through a Committee, interacts with and reviews reports from, among others, Fund management, the Adviser, the Funds’ Chief Compliance Officer, the Funds’ legal counsel and the independent registered public accounting firm for the Funds regarding risks faced by the Funds. The Board, with the assistance of Fund management and the Adviser, reviews investment policies and risks in connection with its review of the Funds’ performance. The Board has appointed a Chief Compliance Officer to oversee the implementation and testing of the Funds’ compliance program and reports to the Board regarding compliance matters for the Funds and their principal service providers. In addition, as part of the Board’s periodic review of the Funds’ advisory and other service provider agreements, the Board may consider risk management aspects of these service providers’ operations and the functions for which they are responsible.

Audit Committee. The Board has an Audit Committee which considers such matters pertaining to the Trust’s books of account, financial records, internal accounting controls and changes in accounting principles or practices as the Trustees may from time to time determine. The Audit Committee also considers the engagement and compensation of the independent registered public accounting firm (“Firm”) and ensures receipt from the Firm of a formal written statement delineating relationships between the Firm and the Trust, consistent with Public Company Accounting Oversight Board Rule 3526. The Audit Committee also meets privately with the representatives of the Firm to review the scope and results of audits and other duties as set forth in the Audit Committee’s Charter. The Audit Committee members, each of whom are Independent Trustees, are: Ward D. Armstrong, J. Wayne Hutchens and Patrick Seese. The Audit Committee met three times during the fiscal period ended September 30, 2018.

Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee meets periodically to advise and assist the Board in selecting nominees to serve as trustees of the Trust. The Nominating and Corporate Governance Committee believes the Board generally benefits from diversity of background, experience and views among its members and considers this a factor in evaluating the composition of the Board, but has not adopted any specific policy in this regard. The Nominating and Corporate Governance Committee also advises and assists the Board in establishing, implementing and executing policies, procedures and practices that assure orderly and effective governance of the Trust and effective and efficient management of all business and financial affairs of the Trust. Members of the Nominating and Corporate Governance Committee are currently: Ward D. Armstrong, J. Wayne Hutchens and Patrick Seese. The Nominating and Corporate Governance Committee of the Board met once during the fiscal period ended September 30, 2018.

Independent Trustee Retirement Policy. The Trustees do not serve a specified term of office. Each Trustee will hold office until the termination of the Trust or his or her earlier death, resignation, retirement, incapacity, or removal. Under the Funds’ Independent Trustee Retirement Policy (“Retirement Policy”), upon reaching the age of 75, an Independent Trustee is deemed to tender an offer of retirement, which retirement, if accepted, shall become effective upon the September 30th immediately following the tender of a retirement. The Board may decline the offer upon the vote of a majority of the continuing Trustees. If the Board declines an Independent Trustee’s offer, then the term of office of such Independent Trustee continues in accordance with the term under which such Independent Trustee was elected or appointed, provided that such Independent Trustee shall be deemed to tender another offer of retirement upon each subsequent birthday. The Trustees review the Funds’ Retirement Policy from time to time and may make changes as deemed appropriate.

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Shareholder Nominations. The Board will consider shareholder nominees for Trustees. All nominees must possess the appropriate characteristics, skills and experience for serving on the Board. In particular, the Board and its Independent Trustees will consider each nominee’s integrity, educational and professional background, understanding of the Trust’s business on a technical level and commitment to devote the time and attention necessary to fulfill a Trustee’s duties. All shareholders who wish to recommend nominees for consideration as Trustees shall submit the names and qualifications of the candidates to the Secretary of the Trust by writing to: ALPS Series Trust, c/o Secretary, 1290 Broadway, Suite 1100, Denver, Colorado, 80203.

As of December 31, 2018, the dollar range of equity securities in the Funds beneficially owned by the Interested Trustee were as follows:

Interested Trustee	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies
Jeremy O. May	None	None

As of December 31, 2018, the dollar range of equity securities in the Fund beneficially owned by Independent Trustees were as follows:

Independent Trustees	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies*
Ward Armstrong	None	None
J. Wayne Hutchens	None	$10,001 - $50,000
Patrick Seese	None	None

*	The Fund Complex currently consists of 12 series of the Trust; Beacon Investment Advisory Services, Inc. does not provide investment advisory services for any of these series other than the Funds, and any other investment companies for which Beacon Investment Advisory Services, Inc. provides investment advisory services, currently none.

Remuneration of Trustees. Effective October 1, 2018, the Independent Trustees of the Trust receive a quarterly retainer of $8,000, plus $4,000 for each regular Board or Committee meeting attended and $2,000 for each special telephonic or in-person Board or Committee meeting attended. Additionally, the Audit Committee Chair receives a quarterly retainer of $1,250 and the Independent Chair receives a quarterly retainer of $2,500. Previously, the Independent Trustees of the Trust received a quarterly retainer of $5,000 and there were no retainers for the Audit Committee Chair or the Independent Chair. The Independent Trustees are also reimbursed for all reasonable out-of-pocket expenses relating to attendance at meetings.

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For the fiscal period ended September 30, 2018, the Independent Trustees received the following compensation:

Independent Trustees	Aggregate Compensation From the Trust	Pension Or Retirement Benefits Accrued As Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Aggregate Compensation From The Trust And Fund Complex Paid To Trustees*
Ward Armstrong	$50,000	$0	$0	$50,000
J. Wayne Hutchens	$45,000	$0	$0	$45,000
Patrick Seese	$40,000	$0	$0	$40,000

*	The Fund Complex currently consists of 12 series of the Trust; Beacon Investment Advisory Services, Inc. does not provide investment advisory services for any of these series other than the Funds.

No officer, trustee or employee of the Adviser or any of its affiliates receives any compensation from the Funds for serving as an officer or trustee of the Funds.

INVESTMENT MANAGER

Beacon Investment Advisory Services, Inc. (the “Adviser”), subject to the authority of the Board of Trustees, furnishes continuing investment supervision to the Funds and is responsible for the management of each Fund’s portfolio.

The Adviser is a full service financial services firm, offering investment management, financial planning, tax advisory, trust & estate, and private banking services to individuals and institutions.

The Adviser’s principal address is 163 Madison Avenue, Suite 600, Morristown, N.J. 07960.

Pursuant to the Investment Advisory Agreement (the “Advisory Agreement”) with the Adviser, each Fund pays the Adviser an annual management fee as set out below based on each Fund’s average daily net assets.

Fund	Management Fee
Beacon Accelerated Return Strategy Fund	1.00%
Beacon Planned Return Strategy Fund	1.00%

The management fee is paid on a monthly basis. The initial term of the Advisory Agreement is two years. The Board may extend the Advisory Agreement for additional one-year terms. The Board and shareholders of the Funds may terminate the Advisory Agreement upon thirty (30) days’ written notice and the Adviser may terminate the Advisory Agreement upon sixty (60) days’ notice. A discussion regarding the basis for the Board’s approval of the Funds’ Advisory Agreements will be provided in the Funds’ annual report to shareholders for the period ended September 30, 2018.

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The Adviser has contractually agreed to limit the amount of each Fund’s Total Annual Fund Operating Expenses, exclusive of Rule 12b-1 Fees, Acquired Fund Fees and Expenses, brokerage expenses, interest expense, taxes and extraordinary expenses, to an annual rate, as set out below, of such Fund’s average daily net assets.

Fund	Contractual Fee Waiver
Beacon Accelerated Return Strategy Fund	1.40%
Beacon Planned Return Strategy Fund	1.40%

This agreement is in effect through January 31, 2020, may only be terminated before then by the Board of Trustees, and is reevaluated on an annual basis. With respect to the Fund, the Adviser shall be permitted to recover, on a class-by-class basis, expenses it has borne subsequent to the effective date of the agreement described above (whether through reduction of its management fee or otherwise) only to the extent that a Fund’s expenses in later periods fall below (1) the expense limit in effect at the time the Adviser waives or limits the expenses and (2) the expense limit in effect at the time the Adviser seeks to recover the expenses; provided, however, that a Fund will not be obligated to pay any such reduced fees and expenses more than three years after the date on which the fee and expense was reduced.

The table below shows the management fees for Beacon Investment Advisory Services, Inc. for the fiscal period indicated below:
For the Fiscal Period Ended September 30, 2018
Beacon Accelerated Return Strategy Fund(1)
Gross Advisory Fees	$1,414,516
Waiver of Advisory Fees	$0
Reimbursement of other Expenses	$0
Net Advisory Fees	$1,414,516
Beacon Planned Return Strategy Fund(1)
Gross Advisory Fees	$3,372,905
Waiver of Advisory Fees	$0
Reimbursement of other Expenses	$0
Net Advisory Fees	$3,372,905
(1)	The Beacon Accelerated Return Strategy Fund and the Beacon Planned Return Strategy Fund commenced operations October 2, 2017.

DISTRIBUTOR

Shares of each Fund are offered on a continuous basis through ALPS Distributors, Inc. (an affiliate of ALPS Fund Services, Inc.) (the “Distributor”), located at 1290 Broadway, Suite 1100, Denver, Colorado 80203, as distributor pursuant to a distribution agreement between the Distributor and the Trust on behalf of the Funds. The Distributor is not obligated to sell any specific amount of Fund shares.

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CODE OF ETHICS

The Trust, the Adviser and the Distributor each have adopted a code of ethics under Rule 17j-1 of the 1940 Act. These codes of ethics permit the personnel of these entities to invest in securities, including securities that a Fund may purchase or hold. The codes of ethics are on public file with, and are available from, the SEC.

ADMINISTRATOR

The Trust on behalf of the Funds currently employs ALPS Fund Services, Inc. (an affiliate of the Distributor) (“ALPS” or the “Administrator”), located at 1290 Broadway, Suite 1100, Denver, Colorado 80203, under an administration agreement to provide certain administrative services to the Funds.

The table below shows the administrative fees earned by ALPS for the fiscal year indicated below:

For the Fiscal Period Ended September 30, 2018
Beacon Accelerated Return Strategy Fund(1)	$115,293
Beacon Planned Return Strategy Fund(1)	$269,694
(1)	The Beacon Accelerated Return Strategy Fund and the Beacon Planned Return Strategy Fund commenced operations October 2, 2017.

PROXY VOTING POLICIES AND PROCEDURES

Although individual Board members may not agree with particular policies or votes by the Adviser, the Board has approved delegating proxy voting discretion to the Adviser believing that the Adviser should be responsible for voting because it is a matter relating to the investment decision making process.

Attached as Appendix B are the Trust’s and the Adviser’s Proxy Voting Policies and Procedures that the Adviser uses to determine how to vote proxies relating to portfolio securities, including the procedures that the Adviser uses when a vote presents a conflict between the interests of Fund shareholders, on the one hand, and those of the Adviser or any affiliated person of a Fund or the Adviser, on the other. Appendix B provides a general indication as to how the Adviser will vote proxies relating to portfolio securities on each issue listed. However, Appendix B does not address all potential voting issues or the intricacies that may surround individual proxy votes. For that reason, there may be instances in which votes may vary from the Trust’s and the Adviser’s Proxy Voting Policies and Procedures. Notwithstanding the foregoing, the Adviser always endeavors to vote proxies relating to portfolio securities in accordance with the Funds’ investment objectives. When applicable, information on how a Fund voted proxies relating to portfolio securities during the most recent prior 12-month period ended June 30 will be available without charge, (i) upon request, by calling 1-844-894-9222 and (ii) on the SEC’s website at http://www.sec.gov.

PRINCIPAL SHAREHOLDERS

To the best knowledge of the Trust, the names and addresses of the record and beneficial holders of 5% or more of the outstanding shares of each class of the Funds and the percentage of the outstanding shares held by such holders are set forth below. To the best knowledge of the Trust, entities shown as owning more than 25% of the outstanding Shares of a class of the Fund are not the beneficial owners of such Shares, unless otherwise indicated.

A shareholder who owns beneficially 25% or more of the outstanding securities of the Fund is presumed to “control” that Fund as defined in the 1940 Act. Such control may affect the voting rights of other shareholders.

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As of December 31, 2018, the following shareholders owned 5% or more of the outstanding shares of the Fund as listed below:

Fund	Class	Shareholder Name	Address	Percentage of Interest	Type of Ownership
Beacon Accelerated Return Strategy Fund	Class A	CHARLES SCHWAB & CO., INC.	ATTN MUTUAL FUNDS, 211 MAIN ST, SAN FRANCISCO, CA 94105	95.76%	Record

Fund	Class	Shareholder Name	Address	Percentage of Interest	Type of Ownership
Beacon Planned Return Strategy Fund	Class A	CHARLES SCHWAB & CO., INC.	ATTN MUTUAL FUNDS, 211 MAIN ST, SAN FRANCISCO, CA 94105	85.36%	Record
Beacon Planned Return Strategy Fund	Class A	NATIONAL FINANCIAL SERVICES, LLC	82 DEVONSHIRE ST, MAIL ZONE ZE7F, BOSTON, MA 02109	14.63%	Record

As of December 31, 2018, none of the Trustees or officers of the Trust owned any of the outstanding shares of the Fund.

EXPENSES

The Funds’ expenses include taxes, interest, fees and salaries of the Trust’s Trustees and officers who are not trustees, officers or employees of the Funds’ service contractors, SEC fees, state securities qualification fees, costs of preparing and printing prospectuses for regulatory purposes and for distribution to existing shareholders, advisory and administration fees, charges of the custodian and of the transfer and dividend disbursing agent, certain insurance premiums, outside auditing and legal expenses, costs of shareholder reports and shareholder meetings and any extraordinary expenses. The Funds also pay for brokerage fees and commissions (if any) in connection with the purchase and sale of portfolio securities.

PORTFOLIO MANAGER

The following sections set forth certain additional information with respect to the portfolio manager for each Fund. Unless noted otherwise, all information is provided as of September 30, 2018.

Other Accounts Managed by Portfolio Manager

The table below identifies as of September 30, 2018, the number of accounts (other than the Funds with respect to which information is provided) for which the Funds’ portfolio manager has day-to-day management responsibilities and the total assets in such accounts within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts.

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Portfolio Manager	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number	Total Assets (in millions)	Number	Total Assets (in millions)	Number	Total Assets (in millions)
John Longo, Ph.D.	0	$0	0	$0	1,954	$2,110
Erman Civelek	0	$0	0	$0	1,954	$2,110
Christopher Shagawat	0	$0	0	$0	1,954	$2,110

Portfolio Manager Compensation

The compensation plan of the portfolio manager includes a fixed annual salary, a bonus plan and equity ownership of parent company. The plan does not vary for any fund employee and is not based on performance of the Fund.

Potential Conflicts of Interest with Other Accounts

Potential conflicts of interest may arise when a fund’s portfolio managers have day-to-day management responsibilities with respect to one or more other funds or other accounts, as is the case for the portfolio managers listed in the table above.

The Adviser and the Funds have adopted compliance policies and procedures that are designed to mitigate various conflicts of interest that may arise for the Adviser and the individuals that it employs. For example, the Adviser’s Code of Ethics requires employees to place the Adviser’s clients’ interests ahead of the employee’s own interests. The Adviser has also adopted trade allocation procedures that are designed to facilitate the allocation of investment opportunities among multiple client accounts. There is no guarantee, however, that the policies and procedures adopted by the Adviser and the Funds will be able to detect and/or prevent every situation in which an actual or potential conflict may appear. These potential conflicts include:

Allocation of Limited Time and Attention. A portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. As a result, the portfolio manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if he were to devote substantially more attention to the management of a single fund. The effects of this potential conflict may be more pronounced where funds and/or accounts overseen by a particular portfolio manager have different investment strategies.

Allocation of Limited Investment Opportunities. If a portfolio manager identifies a limited investment opportunity that may be suitable for multiple funds and/or accounts, the opportunity may be allocated among these several funds or accounts, which may limit a fund’s ability to take full advantage of the investment opportunity.

Pursuit of Differing Strategies. At times, a portfolio manager may determine that an investment opportunity may be appropriate for only some of the funds and/or accounts for which he exercises investment responsibility, or may decide that certain of the funds and/or accounts should take differing positions with respect to a particular security. In these cases, the portfolio manager may place separate transactions for one or more funds or accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment or benefit of one or more other funds and/or accounts.

Selection of Brokers/Dealers. Portfolio managers may be able to select or influence the selection of the brokers and dealers that are used to execute securities transactions for the funds and/or account that they supervise. In addition to executing trades, some brokers and dealers provide portfolio managers with brokerage and research services (as those terms are defined in Section 28(e) of the 1934 Act), which may result in the payment of higher brokerage fees than might have otherwise been available. These services may be more beneficial to certain funds or accounts than to others. Although the payment of brokerage commissions is subject to the requirement that the portfolio manager determine in good faith that the commissions are reasonable in relation to the value of the brokerage and research services provided to the fund, a portfolio manager’s decision as to the selection of brokers and dealers could yield disproportionate costs and benefits among the funds and/or accounts that he manages.

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Variation in Compensation. A conflict of interest may arise where the financial or other benefits available to the portfolio manager differ among the funds and/or accounts that he manages. If the structure of the investment adviser’s management fee and/or the portfolio manager’s compensation differs among funds and/or accounts (such as where certain funds or accounts pay higher management fees or performance-based management fees), the portfolio manager might be motivated to help certain funds and/or accounts over others. The portfolio manager might be motivated to favor funds and/or accounts in which he has an interest or in which the investment adviser and/or its affiliates have interests. Similarly, the desire to maintain or raise assets under management or to enhance the portfolio manager’s performance record or to derive other rewards, financial or otherwise, could influence the portfolio manager to lend preferential treatment to those funds and/or accounts that could most significantly benefit the portfolio manager.

Related Business Opportunities. The Adviser or its affiliates may provide more services (such as distribution or recordkeeping) for some types of funds or accounts than for others. In such cases, a portfolio manager may benefit, either directly or indirectly, by devoting disproportionate attention to the management of funds and/or accounts that provide greater overall returns to the Adviser and its affiliates.

Ownership of Securities

The table below identifies ownership of Fund securities by each Portfolio Manager as of September 30, 2018.

Portfolio Manager	Dollar Range of Ownership of Securities
	Beacon Accelerated Return Strategy Fund	Beacon Planned Return Strategy Fund
John Longo, Ph.D.	None	None
Erman Civelek	None	None
Christopher Shagawat	None	None

NET ASSET VALUE

The following is a description of the procedures used by the Funds in valuing its assets. For the purpose of pricing purchase and redemption orders, the net asset value per share of each Fund is determined once daily as of the close of regularly scheduled trading on the NYSE (normally, 4:00 p.m. Eastern time). A Fund’s net asset value is calculated on each day that the NYSE is open for trading, i.e., Monday through Friday, except for New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day, and the preceding Friday or subsequent Monday when one of those holidays falls on a Saturday or Sunday, respectively.

In calculating net asset value, equity securities listed or traded on national securities exchanges are valued at the last sale price or, if there have been no sales on that day, at the mean of the current bid and ask price which represents the current value of the security. Over-the-counter securities are valued at the last sale price or, if there have been no sales on that day, at the mean of the current bid and ask price.

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Portfolio securities listed on the NASDAQ National Market System for which market quotations are available are valued at the official closing price. If there is no official closing price, the securities are valued at the last sale price or, if there have been no sales that day, at the mean of the current bid and ask price which represents the current value of the security.

Securities that are primarily traded on foreign exchanges generally are valued at the preceding closing values of such securities on their respective exchanges, except that when an occurrence subsequent to the time a value was so established is likely to have changed such value, then the fair value of those securities will be determined by consideration of other factors by or under the direction of the Trust’s Board or its delegates. In valuing assets, prices denominated in foreign currencies are converted to U.S. dollar equivalents at the current exchange rate. Securities may be valued by independent pricing services which use prices provided by market-makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics. In certain circumstances, bid and ask prices may be obtained from (i) a broker/dealer specified and deemed reliable by the Adviser, (ii) pink sheets, yellow sheets or the blue list, or (iii) a pricing agent that obtains quotations from broker/dealers or evaluates the value of the respective bid and ask prices. All other securities and other assets of a Fund will be valued at fair value as determined in good faith pursuant to procedures adopted by the Board.

TAXES

This section provides additional information concerning U.S. federal income taxes. It is based on the Code, applicable Treasury Regulations, judicial authority and administrative rulings and practice, all as of the date of this SAI, and all of which are subject to change, possibly with retroactive effect. The following does not address any state, local or foreign or estate or gift tax matters.

A shareholder’s U.S. federal income tax consequences from acquiring, holding and disposing of shares in a Fund may vary depending upon his or her particular situation. This discussion only applies to shareholders who are U.S. persons. For purposes of this discussion, U.S. persons are: (i) U.S. citizens or residents, (ii) U.S. corporations (or entities treated as corporations for U.S. tax purposes), (iii) an estate whose income is subject to U.S. federal income taxation regardless of its source, or (iv) a trust, if a court within the United States is able to exercise primary supervision over its administration and one or more U.S. persons have the authority to control all of its substantial decisions, or certain electing trusts that were in existence on August 20, 1996, and were treated as domestic trusts on August 19, 1996. This discussion does not address issues of significance to U.S. persons in special situations such as: (i) certain types of tax-exempt organizations, (ii) shareholders holding shares through tax-advantaged accounts (such as 401(k) plan accounts or individual retirement accounts), (iii) shareholders holding investments through foreign institutions (financial and non-financial), (iv) financial institutions, (v) broker-dealers, and traders in securities that elect to mark-to-market their securities holdings, (vi) entities not organized under the laws of the United States or a political subdivision thereof, (vii) shareholders holding shares as part of a hedge, straddle or conversion transaction, and (viii) shareholders who are subject to the U.S. federal alternative minimum tax.

If a partnership (including for this purpose any entity treated as a partnership for U.S. federal income tax purposes) is a beneficial owner of shares, the tax treatment of a partner in the partnership will generally depend upon the status of the partner and the activities of the partnership. Partners of partnerships that are considering the purchase of shares should consult their own tax advisers regarding the U.S. federal income tax consequences of the purchase, ownership and disposition of shares.

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The Funds have not requested and will not request an advance ruling from the Internal Revenue Service (the “IRS”) as to the U.S. federal income tax matters described below. The IRS could adopt positions contrary to those discussed below and such positions could be sustained. In addition, the foregoing discussion only addresses some of the U.S. federal income tax considerations generally affecting investments in the Funds. Prospective shareholders are urged to consult with their own tax advisers as to the particular U.S. federal tax consequences to them of an investment in a Fund, as well as the applicability and effect of any state, local or foreign laws, and the effect of possible changes in applicable tax laws.

General Policies

In general, it is the policy of the Funds to distribute annually to shareholders as “ordinary income dividends” substantially all of their investment company taxable income (which includes, among other items, dividends, interest and the excess of any net short-term capital gains over net long-term capital losses). It is the policy of all of the Funds to distribute annually the excess of net long-term capital gains over net short-term capital losses, if any, after offsetting any capital loss carryovers, as “capital gains dividends.”

Ordinary income dividends and capital gain distributions are payable as of the close of the Exchange on the record date for each dividend or distribution. Shareholders may elect to re-invest their ordinary income dividends or capital gain distributions, or both. The election may be made at any time by submitting a written request directly to a Fund. In order for a change to be in effect for any dividend or distribution, it must be received by the Fund on or before the record date for such dividend or distribution.

Distributions and dividends are reinvested in additional Fund shares unless you instruct the Transfer Agent to have your distributions and/or dividends paid by check mailed to the address of record or transferred through an Automated Clearing House to the bank of your choice. If you elect to receive your dividends in cash and the dividend checks sent to you are returned “undeliverable” to the Fund or remain uncashed for six months, your cash election will automatically be changed and your future dividends will be reinvested. No interest will accrue on amounts represented by uncashed dividend or redemption checks.

As required by federal law, detailed U.S. federal tax information will be furnished to each shareholder for each calendar year.

Taxation of the Funds

Each Fund intends to elect to be treated and qualify each year as a regulated investment company under Subchapter M of the Code. Each Fund also intends to be treated as a separate entity for federal income tax purposes. Thus, the provisions of the Code applicable to regulated investment companies generally will apply separately to each Fund even though each Fund is a series of the Trust. Furthermore, each Fund will separately determine its income, gain, losses and expenses for federal income tax purposes. In order to qualify for the special tax treatment accorded regulated investment companies and their shareholders, each Fund must, among other things: (i) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies and net income derived from interests in “qualified publicly traded partnerships;” (ii) diversify its holdings so that at the end of each fiscal quarter, (a) at least 50% of the value of its total assets consists of cash and cash items (including receivables), U.S. government securities, securities of other regulated investment companies, and other securities limited generally, with respect to any one issuer, to no more than 5% of the value of a Fund’s total assets and 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of a Fund’s total assets is invested in (1) the securities (other than those of the U.S. government or other regulated investment companies) of any one issuer, (2) the securities (other than the securities of other regulated investment companies) of two or more issuers which a Fund controls and which are engaged in the same, similar or related trades or businesses, or (3) in the securities of one or more qualified publicly traded partnerships and (iii) distribute with respect to each taxable year an amount equal to or exceeding the sum of (a) 90% of its “investment company taxable income,” as that term is defined in the Code (which generally includes, among other things, dividends, taxable interest, and the excess of any net short-term capital gains over net long-term capital losses, as reduced by certain deductible expenses) without regard to the deduction for dividends paid, and (b) 90% of its tax-exempt interest income, net of expenses allocable thereto. For purposes of meeting the diversification requirement described in (ii) above, in the case of each Fund’s investment in loan participations, the issuer may be the financial intermediary or the borrower. The requirements for qualification as a regulated investment company may significantly limit the extent to which each Fund may invest in some investments.

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With respect to (i) above, the IRS may limit qualifying income from foreign currency gains to the amount of such currency gains that are directly related to a regulated investment company’s principal business of investing in stock or securities (or options and futures with respect thereto) pursuant to regulations that may be promulgated in the future. For purposes of the 90% gross income requirement described in (i) above, income derived from a partnership will generally be treated as qualifying income only to the extent such income is attributable to items of income of the partnership which would be qualifying income if realized by the regulated investment company. However, 100% of the net income derived from an interest in a qualified publicly traded partnership (defined as an entity taxed as a partnership (x) interests in which are traded on an established securities market or readily tradable on a secondary market or the substantial equivalent thereof and (y) that derives less than 90% of its income from the qualifying income described in (i) above) will be treated as qualifying income. In addition, although in general the passive activity loss rules of the Code do not apply to regulated investment companies, such rules do apply to a regulated investment company with respect to items attributable to an interest in a qualified publicly traded partnership. Finally, for purposes of (ii)(a) above, the term “outstanding voting securities of such issuer” will include the equity securities of a qualified publicly traded partnership.

To the extent that it qualifies for treatment as a regulated investment company, a Fund will not be subject to U.S. federal income tax on income distributed to its shareholders in a timely manner in the form of dividends (including capital gain dividends, defined below). In certain situations, a Fund can cure failures to meet the income and diversification tests described above, including, in some cases, by paying the Fund-level tax and, in the case of diversification failures, disposing of certain assets. If a Fund were to fail to qualify as a regulated investment company accorded special tax treatment in any taxable year – for example, because it was not sufficiently diversified under the applicable Code tests – the Fund would be subject to tax on its taxable income at corporate rates, and all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, would be taxable to shareholders as ordinary income. To qualify again to be taxed as a regulated investment company that is accorded special treatment in a subsequent year, a Fund could be required to pay substantial taxes, penalties and interest and make substantial distributions. In addition, if a Fund fails to qualify as a regulated investment company for a period greater than two taxable years, the Fund may be required to recognize and pay tax on any net built-in gain (the excess of aggregate gain, including items of income, over aggregate loss that would have been realized if the Fund had been liquidated) or, alternatively, to be subject to taxation on such built-in gain recognized for a period of five years, in order to qualify as a regulated investment company in a subsequent year.

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As a regulated investment company, each Fund generally will not be subject to U.S. federal income tax on its net capital gains (that is, any net long-term capital gains in excess of net short-term capital losses) properly reported by a Fund in a written statement to shareholders as capital gain dividends (“capital gain dividends”) and its investment company taxable income if any, that the Fund distributes to shareholders on a timely basis. Each Fund generally intends to distribute substantially all of its investment company taxable income and net capital gains, after offsetting any capital loss carryforwards, in a taxable year. If a Fund does retain any investment company taxable income, it will be subject to tax at regular corporate rates on the amount retained. However, a Fund may elect to have certain distributions paid after the close of a tax year treated as having been paid during the tax year for purposes of the regulated investment company distribution requirements and for purposes of determining its taxable income (“spill-over dividends”). Spill-over dividends are taxed to shareholders in the year in which they are received.

If a Fund retains any net capital gain, it will also be subject to tax at regular corporate rates on the amount retained, but may designate the retained amount as undistributed capital gains in a notice to its shareholders who (i) will be required to include in income for U.S. federal income tax purposes, as long-term capital gain, their shares of such undistributed amount, and (ii) will be entitled to credit their proportionate shares of the tax paid by the Fund on such undistributed amount against their U.S. federal income tax liabilities, if any. For U.S. federal income tax purposes, the tax basis of shares owned by a shareholder of a Fund will be increased by an amount equal to the difference between the amount of undistributed capital gains included in the shareholder’s income and the tax deemed paid by the shareholder under clause (ii) of the preceding sentence.

Generally, the excess (if any) of a Fund’s net short-term capital loss over the net long-term capital loss for a taxable year will carry over as a short-term capital loss arising on the first day of the next tax year. In addition, the excess (if any) of a Fund’s net long-term capital loss over the net short-term capital gain for the year will carry over as a long-term capital loss arising on the first day of the next tax year. Unused capital losses realized by a Fund in taxable years beginning after December 22, 2010 may be carried forward indefinitely until they can be used to offset capital gains.

If future capital gains are offset by carried-forward capital losses, such future capital gains are not subject to Fund-level federal income tax, regardless of whether they are distributed to shareholders. However, future capital gains offset by carried-forward capital losses are generally subject to taxation as ordinary dividends to shareholders if distributed. The Funds cannot carry back or carry forward any net operating losses.

A regulated investment company may elect to treat any post-October capital loss (defined as the Fund’s net capital loss, net long-term capital loss, or net short-term capital loss, as applicable, in each case attributable to the portion of the taxable year after October 31) and late-year ordinary loss (generally, (i) net ordinary losses from the sale, exchange or other taxable disposition of property, attributable to the portion of the taxable year after October 31, plus (ii) other net ordinary losses attributable to the portion of the taxable year after December 31) as if incurred in the succeeding taxable year.

If a Fund fails to distribute in a calendar year at least an amount equal to the sum of 98% of its ordinary income for such year (taking into account certain deferrals and elections) and 98.2% of its net capital gain income for the one year period ending on October 31 of such year, plus any retained amount for the prior year, the Fund will be subject to a non-deductible excise tax on the undistributed amounts. For these purposes, ordinary gains and losses from the sale, exchange or other taxable disposition of property that would be properly taken into account after October 31 are treated as arising on January 1 of the following calendar year. For purposes of the excise tax, a Fund will be treated as having distributed any amount on which it has been subject to corporate income tax in the taxable year ending within the calendar year. A dividend paid to shareholders in January of a year generally is deemed to have been paid on December 31 of the preceding year, if the dividend is declared and payable to the shareholders of record on a date in October, November or December of that preceding year.

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Each Fund intends to make distributions sufficient to avoid imposition of the excise tax, although there can be no assurance that it will be able to do so. Moreover, each Fund reserves the right to pay an excise tax rather than make an additional distribution when circumstances warrant (for example, the amount of excise tax to be paid is deemed de minimis by a Fund).

Equalization Accounting

Each Fund may use “equalization accounting” to determine the portion of its income and gains that has been distributed with respect to each taxable year. Under equalization accounting, a Fund would allocate a portion of its undistributed investment company taxable income and net capital gain to redemptions of Fund shares. This method would allow a Fund to reduce the amount of such income and gains that it distributes to non-redeeming shareholders but would not reduce the total return on a shareholder’s investment. If the IRS determines that a Fund’s equalization method is improper and that the Fund has under-distributed its income and gain for any taxable year, the Fund may be liable for federal income and/or excise tax. Equalization accounting is not available for a Fund that is a personal holding company for federal income tax purposes.

Taxation of Fund Distributions

For U.S. federal income tax purposes, distributions of investment company taxable income are generally taxable as ordinary income to the extent of a Fund’s current or accumulated “earnings and profits.” Taxes on distributions of capital gains are determined by how long a Fund owned the investments that generated them, rather than how long a shareholder has owned his or her shares. Generally, distributions of net capital gains from the sale of investments that a Fund owned for more than one year and that are properly designated by the Fund as capital gain dividends (i.e., “capital gain dividends”) will be taxable to Fund shareholders as long-term capital gains. Generally, distributions of gains from the sale of investments that a Fund owned for one year or less will be taxable as ordinary income.

A Fund may designate certain dividends as derived from “qualified dividend income,” which, when received by an individual, will be taxed at a maximum federal income tax rate applicable to long-term capital gain (assuming certain holding period requirements are satisfied), which (for this purpose) is 20%. Dividend income distributed to individual shareholders will qualify as “qualified dividend income” as that term is defined in section 1(h)(11)(B) of the Code to the extent such distributions are attributable to income from a Fund’s investments in common and preferred stock of U.S. companies and stock of certain qualified foreign corporations provided that certain holding period and other requirements are met by both the Fund and its shareholders. If 95% or more of a Fund’s gross income (excluding net long-term capital gain over net short-term capital loss) constitutes qualified dividend income, all of its distributions (other than capital gain dividends) generally will be treated as qualified dividend income in the hands of individual shareholders, as long as they satisfy certain holding period requirements with respect to their Fund shares. If less than 95% of a Fund’s income is attributable to qualified dividend income, then only the portion of the Fund’s distributions that is attributable to qualified dividend income and designated as such in a timely manner will be so treated in the hands of individual shareholders. Portions of a Fund’s distributions may be derived from qualified dividend income.

Distributions of earnings and gains to shareholders are taxable even if such distributions are paid from income or gains earned by a Fund before a shareholder invested in the Fund (and thus were included in the price the shareholder paid), and whether shareholders receive them in cash or reinvest them in additional shares (other than distributions, if any, reported by a Fund as “exempt-interest dividends,” a designation which the Fund generally does not expect to make). Any gain resulting from the sale or exchange of Fund shares generally will be taxable as capital gains. Distributions declared and payable by a Fund during October, November or December to shareholders of record on a date in any such month and paid by the Fund during the following January will be treated for U.S. federal tax purposes as paid by the Fund and received by shareholders on December 31st of the year in which declared rather than the calendar year in which they were received.

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An additional 3.8% Medicare tax will be imposed on certain net investment of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds certain amounts. Net investment income includes interest, dividends, royalties, rents, gross income from a trade or business involving passive activities, and net gain from disposition of property (other than property held in a non-passive trade or business). Net investment income also includes ordinary income and capital gain distributions received with respect to shares of a Fund and net gains from redemptions or other taxable dispositions of Fund shares. Net investment income is reduced by deductions properly allocable to such income.

Dividends received by corporate shareholders that are reported by a Fund in a written statement furnished to shareholders may qualify for the 50% dividends received deduction with respect to qualifying dividends received by a Fund from domestic corporations and with respect to that portion (if any) of interest paid or accrued on certain high yield discount obligations owned by the Fund that is treated as dividends, so long as (in either case) certain holding period requirements are met.

If a Fund makes a distribution in excess of its current and accumulated “earnings and profits” in any taxable year, the excess distribution will be treated as a return of capital to the extent of a shareholder’s tax basis in his or her shares, and thereafter as capital gain. A return of capital is not taxable, but it reduces a shareholder’s basis in his or her shares, thus reducing any loss or increasing any gain on a subsequent taxable disposition by the shareholder of such shares.

Sale or Redemption of Shares

The sale or redemption of Fund shares may give rise to a gain or loss. In general, any gain or loss realized upon a taxable disposition of Fund shares will be treated as long-term capital gain or loss if the shares have been held for more than one year. Otherwise, the gain or loss on the taxable disposition of Fund shares will be treated as short-term capital gain or loss. However, any loss realized upon a taxable disposition of shares held for six months or less will be treated as long-term, rather than short-term, to the extent of any long-term capital gain distributions received (or deemed received) by the shareholder with respect to the shares. The deductibility of capital losses is subject to limitations.

All or a portion of any loss realized upon a taxable disposition of Fund shares will be disallowed if other substantially identical shares of the same Fund or other substantially identical securities are purchased within 30 days before or after the disposition. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.

Special Tax Considerations

The following discussion relates to the particular U.S. federal income tax consequences of the investment policies of the Funds.

Non-U.S. Taxes

Investments in non-U.S. securities may cause a Fund to be liable to non-U.S. governments for taxes relating primarily to investment income or capital gains on non-U.S. securities in the Fund’s portfolio. If at the close of its taxable year more than 50% of the value of a Fund’s total assets consists of securities of foreign corporations (including foreign governments), the Fund may make an election under the Code that would allow Fund shareholders who are U.S. persons or U.S. corporations to claim a foreign tax credit or deduction (but not both) on their U.S. income tax return for their pro rata portion of qualified taxes paid by that Fund to non-U.S. countries in respect of non-U.S. securities held at least a minimum period as specified in the Code. If a Fund were eligible for and were to make the election, the amount of each shareholder’s distribution reported on the information returns filed by the Fund with the IRS must be increased by the amount of the shareholder’s portion of the Fund’s foreign tax paid. A shareholder’s ability to claim all or a part of a foreign tax credit or deduction in respect of non-U.S. taxes paid by a Fund would also be subject to certain holding period and other limitations imposed by the Code.

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If a Fund were to qualify as a “qualified fund of funds,” the Fund could be entitled to elect to pass-through its foreign tax credits without regard to the above described 50% requirement. For this purpose, the term “qualified fund of funds” means a regulated investment company if (at the close of each quarter of the taxable year) at least 50% of the value of its total assets is represented by interests in other regulated investment companies.

The Funds do not anticipate that they will be eligible for the elections discussed in this section.

Options and Other Financial Products

A Fund’s investments in options, hedging transactions, forward contracts, swaps and certain other transactions will be subject to special tax rules (including mark-to-market, constructive sale, straddle, wash sale, short sale and other rules), the effect of which may be to accelerate income recognized by the Fund, defer the Fund’s losses, cause adjustments in the holding periods of the Fund’s securities, convert capital gain into ordinary income and convert short-term capital losses into long-term capital losses. These rules could affect the amount, timing and character of distributions to Fund shareholders.

A Fund may purchase and sell put and call options. In general, option premiums received by a Fund are not immediately included in the income of the Fund. Instead, the premiums are recognized when the option contract expires, the option is exercised by the holder, or the Fund transfers or otherwise terminates the option (e.g., through a closing transaction). If a call option written by a Fund is exercised and the Fund sells or delivers the underlying stock, the Fund generally will recognize capital gain or loss equal to (a) the sum of the strike price and the option premium received by the Fund minus (b) the Fund’s basis in the stock. Such gain or loss generally will be short-term or long-term depending upon the holding period of the underlying stock. If securities are purchased by a Fund pursuant to the exercise of a put option written by it, the Fund generally will subtract the premium received for purposes of computing its cost basis in the securities purchased. Gain or loss arising in respect of a termination of a Fund’s obligation under an option other than through the exercise of the option will be short-term gain or loss depending on whether the premium income received by the Fund is greater or less than the amount paid by the Fund (if any) in terminating the transaction. Thus, for example, if an option written by a Fund expires unexercised, the Fund generally will recognize short-term gain equal to the premium received.

Gain on the sale of a put or call option that is purchased by a Fund generally will be a capital gain or loss, and will be long-term or short-term, depending upon the holding period of the option. If the option expires, the resulting loss will be a capital loss and will be long-term or short-term, depending upon the holding period of the option. If the option is exercised, the cost of the option, in the case of a call option, will be added to the basis of the purchased security and in the case of a put option, will reduce the amount realized on the underlying security in determining gain or loss.

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Certain positions undertaken by a Fund may constitute “straddles” for U.S. federal income tax purposes. The straddle rules may affect the character of gains or losses realized by a Fund. Losses realized by a Fund that are part of a straddle may be deferred beyond the point in time that they are realized. The straddle rules, if applicable, could increase the amount of short-term capital gain realized by a Fund, which is taxed as ordinary income when distributed to shareholders. Certain tax elections that a Fund may make with respect to straddles could affect the character and timing of recognition of gains and losses.

A Fund may make short sales of securities. Short sales may increase the amount of short-term capital gains realized by the Fund, which is taxed as ordinary income to the shareholders when distributed. Short sales may also constitute part of “constructive sales,” which would result in taxable income before the short-sale positions are terminated.

Certain hedging activities may cause a dividend that would be subject to the lower tax rate applicable to “qualifying dividends” to instead be taxed at the tax rate applicable to ordinary income. In addition, certain of a Fund’s hedging activities including its transactions in options and foreign currencies, are likely to result in a difference between the Fund’s book income and taxable income. This difference may cause a portion of the Fund’s income distributions to constitute a return of capital or capital gain for tax purposes or require the Fund to make distributions exceeding book income to avoid excise tax liability and to qualify as a regulated investment company, which may have the effect of accelerating taxable distributions to shareholders.

Rules governing the tax aspects of notional principal contracts in which a Fund may invest are not clear in various respects. As a result, the IRS could challenge a Fund’s methods of accounting for U.S. federal income tax purposes for such contracts, and such a challenge could affect the status of a Fund as a regulated investment company.

Some of the Funds’ investments, such as certain option transactions, futures contract transactions, and forward foreign currency exchange contracts may be “section 1256 contracts.” With certain exceptions, gains or losses attributable to section 1256 contracts generally are treated as sixty percent long-term capital gains or losses and forty percent short-term capital gains or losses (“60/40”). Section 1256 contracts held by a Fund at the end of a taxable year (and, generally, for purposes of the excise tax, on October 31 of each year) are “marked-to market” with the result that unrealized gains or losses are treated as though they were realized and the resulting gain or loss is treated as 60/40 gain or loss. Investors should consult their own tax advisers in this regard.

The qualifying income and diversification requirements applicable to a Fund’s assets may limit the extent to which the Fund will be able to engage in transactions in options, futures contracts, forward contracts, swap agreements, and other derivative instruments. The application of certain requirements for qualification as a regulated investment company and the application of certain other federal income tax rules may be unclear in some respects in connection with investments in certain derivatives and other investments.  In addition, the tax treatment of derivatives and certain other investments may be affected by future legislation, Treasury regulations and guidance issued by the IRS (which could apply retroactively) that could affect the timing, character and amount of a Fund’s income and gains and distributions to shareholders, affect whether the Fund has made sufficient distributions and otherwise satisfied the requirements to maintain its qualification as a regulated investment company and avoid federal income and excise taxes or limit the extent to which the Fund may invest in certain derivatives and other investments in the future.

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Non-U.S. Currency Transactions

Transactions in non-U.S. currencies, non-U.S.-currency denominated debt obligations and certain non-U.S. currency options, future contracts, and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the non-U.S. currency concerned and may increase the amount and affect the timing and character of taxes payable by shareholders. Certain of a Fund’s transactions, if any, in foreign currencies and foreign currency denominated instruments are likely to result in a difference between the Fund’s book income and taxable income. This difference may cause a portion of the Fund’s income distributions to constitute a return of capital or capital gain for tax purposes or require the Fund to make distributions exceeding book income to avoid excise tax liability and to qualify as a regulated investment company, which may have the effect of accelerating taxable distributions to shareholders of the Fund.

Passive Foreign Investment Companies

A Fund may invest in stocks of foreign companies that may be classified under the Code as passive foreign investment companies (“PFICs”). In general, a foreign company is classified as a PFIC if at least one-half of its assets constitute investment-type assets or 75% or more of its gross income is investment-type income. When investing in PFIC securities, a Fund intends to mark-to-market these securities under certain provisions of the Code and recognize any unrealized gains as ordinary income at the end of the Fund’s fiscal and excise tax years. Deductions for losses are allowable only to the extent of any current or previously recognized gains. These gains (reduced by allowable losses) are treated as ordinary income that a Fund is required to distribute, even though it has not sold or received dividends from these securities. In addition, if a Fund is unable to identify an investment as a PFIC and thus does not make a mark-to-market election, the Fund may be subject to U.S. federal income tax and interest on a portion of any “excess distribution” or gain from the disposition of such shares even if such income is distributed as a taxable dividend by the Fund to its shareholders.

Alternatively, the Fund may elect to treat the PFIC as a “qualified electing fund” (a “QEF election”), in which case the Fund would be required to include its share of the company’s income and net capital gains annually, regardless of whether it receives distributions from the PFIC. As with the mark-to-market election, these amounts would be taken into account by the Fund for purposes of satisfying the distribution requirement and the excise tax distribution requirement. Under proposed Treasury Regulations issued by the IRS, earnings included in income under a QEF election would not be qualifying income for a regulated investment company unless such earnings are distributed in the taxable year in which they are earned. In order to make a QEF election, the Fund would be required to obtain certain annual information from the PFICs in which it invests, which may be difficult or impossible to obtain. Dividends paid by PFICs or by foreign corporations that were PFICs in the year preceding the payment of the dividend will not be eligible to be treated as qualified dividend income.

Securities Issued or Purchased at a Discount

A Fund’s investment in debt obligations issued at a discount and certain other obligations will (and investments in debt obligations purchased at a discount may) require that Fund to accrue and distribute income not yet received (and which may never be received). In addition, payment-in-kind securities will give rise to income which is required to be distributed even though the Fund does not receive an interest payment in cash on the security during the year. In order to generate sufficient cash to make the requisite distributions, an affected Fund may be required to sell securities in its portfolio that it otherwise would have continued to hold. An affected Fund may realize gains or losses from such sales. In the event a Fund realizes net capital gains from such transactions, its shareholders may receive a larger capital gain distribution than they would in the absence of such transactions.

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Some debt obligations that are acquired by a Fund in the secondary market may be treated as having market discount. “Market discount” is generally the excess of the stated redemption price of the bond at maturity over the basis of the bond immediately after its acquisition by the taxpayer. Generally, any gain recognized on the disposition of a debt security having market discount is treated as ordinary income to the extent the gain does not exceed the “accrued market discount” on such debt security. Market discount generally accrues in equal daily installments. A Fund may make certain elections applicable to debt obligations having market discount, which could affect the character and timing of recognition of income for U.S. federal income tax purposes.

For financial accounting purposes, depending upon the type of instrument involved and its credit quality, both original issue discount and market discount may be recognized over the expected or contractual life of the instrument.  The Tax Cuts and Jobs Act enacted on December 22, 2017 (the “2017 Tax Act”) requires accrual-method taxpayers to recognize items of gross income for tax purposes in the year in which the taxpayer recognizes the income for financial accounting purposes. The IRS has said that it will not apply this provision to require the recognition of accrued market discount. However, it is possible that the 2017 Tax Act will accelerate the recognition by a Fund of original issue discount for income tax purposes.

High-Risk Securities

The Funds may invest in debt obligations that are in the lowest rating categories or are unrated. Investments in debt obligations that are at risk of or in default present special tax issues for the Funds. The application of the U.S. federal income tax rules with respect to these types of investments is complicated and will depend upon the application of the law to facts that may be unclear, which may result in uncertainty about the U.S. federal income tax treatment of these investments (e.g., such as when a Fund may cease to accrue interest, original issue discount or market discount, when and to what extent deductions may be taken for bad debts, or worthless securities and how payments received on obligations in default should be allocated between principal and income). These and other related issues will be addressed by a Fund if it invests in such securities in order to seek to ensure that the Fund distributes sufficient income to avoid becoming subject to U.S. federal income or excise tax.

Backup Withholding

Each Fund generally is required to withhold and remit to the U.S. Treasury a percentage of the taxable distributions and redemption proceeds paid to any individual shareholder who fails to properly furnish a Fund with a correct taxpayer identification number (TIN), who has under-reported dividend or interest income, or who fails to certify to a Fund that he or she is not subject to such withholding. The backup withholding tax rate is 24% for tax years beginning after December 31, 2017 and before January 1, 2026.

Backup withholding is not an additional tax. Amounts withheld under the backup withholding rules from a payment to a shareholder generally may be refunded or credited against the shareholder’s federal income tax liability, if any, provided that certain required information is timely furnished to the IRS. A shareholder who has not been notified by the IRS that the shareholder has failed to report interest or dividends may normally avoid backup withholding by furnishing a properly completed IRS Form W-9. If a shareholder fails to furnish a valid TIN upon request, the shareholder can be subject to IRS penalties.

Cost Basis Reporting

The Funds (or their administrative agents) must report to the IRS and furnish to fund shareholders the cost basis information for fund shares purchased on or after January 1, 2012, and redeemed, exchanged or otherwise sold on or after that date. For such shares, in addition to the present law requirement to report the gross proceeds from the sale of Fund shares, each Fund will also be required to report the cost basis information for such shares and indicate whether these shares had a short-term or long-term holding period. In the absence of an election by a shareholder to elect from certain cost basis methods which have been accepted by the IRS, a Fund will use its default cost basis method. The cost basis method elected or applied may generally not be changed after the settlement date of a sale of Fund shares. Fund shareholders should consult with their tax advisers concerning the most desirable IRS-accepted cost basis method for their tax situation and to obtain more information about how the new cost basis reporting law applies to them. The Funds are required to report only the gross proceeds from the sale of fund shares acquired before January 1, 2012

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Reportable Transactions

If a shareholder recognizes a loss with respect to Fund shares of $2 million or more for an individual shareholder, or $10 million or more for a corporate shareholder, in any single taxable year (or a greater amount over a combination of years), the shareholder must file with the IRS a disclosure statement on Form 8886. Shareholders who own portfolio securities directly are in many cases excepted from this reporting requirement but, under current guidance, shareholders of regulated investment companies are not excepted. A shareholder who fails to make the required disclosure to the IRS may be subject to substantial penalties. The fact that a loss is reportable under these regulations does not affect the legal determination of whether or not the taxpayer’s treatment of the loss is proper. Shareholders should consult with their tax advisers to determine the applicability of these regulations in light of their individual circumstances.

Foreign Accounts

Under the Foreign Account Tax Compliance Act (or “FATCA”), foreign financial institutions as defined by FATCA (“FFIs”) or non-financial foreign entities as defined by FATCA (“NFFEs”) that are shareholders of a Fund may be subject to a 30% withholding tax on: (1) income dividends paid by the Fund, and (2) certain capital gain distributions and the proceeds of a sale of Fund shares paid after December 31, 2018. The FATCA withholding tax generally may be avoided: (a) by an FFI, if it reports certain direct and indirect ownership of foreign financial accounts held by U.S. persons with the FFI, and (b) by an NFFE, if it: (i) certifies that is has no substantial U.S. persons as owners or (ii) if it does have such owners, reporting information relating to them to the withholding agent (which may be the Fund). The U.S. Treasury has negotiated intergovernmental agreements (each, an “IGA”) with certain countries and is in various stages of negotiations with other foreign countries with respect to one or more alternative approaches to implement FATCA. An entity in one of those countries may be required to comply with the terms of an IGA and applicable local law instead of U.S. Treasury regulations.

An FFI can avoid FATCA withholding by becoming a “participating FFI,” which requires the FFI to enter into a tax compliance agreement with the IRS under section 1471(b) of the Code under which it agrees to verify, report and disclose certain of its U.S. accountholders and provided that such entity meets certain other specified requirements. The FFI will report to the IRS, or, depending on the FFI’s country of residence, to the government of that country (pursuant to the terms and conditions of an applicable IGA and applicable law), which will, in turn, report to the IRS. An FFI that is resident in a country that has entered into an IGA with the U.S. to implement FATCA will be exempt from FATCA withholding provided that the FFI shareholder and the applicable foreign government comply with the terms of such agreement.

An NFFE that is the beneficial owner of a payment from a Fund can avoid FATCA withholding generally by certifying that it does not have any substantial U.S. owners or by providing the name, address and taxpayer identification number of each substantial U.S. owner. The NFFE will report to the Fund or other applicable withholding agent, which will, in turn, report information to the IRS.

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Such foreign shareholders also may fall into certain exempt, excepted or deemed compliant categories as established by U.S. Treasury regulations, IGAs, and other guidance regarding FATCA. An FFI or NFFE that invests in a Fund will need to provide the Fund with documentation properly certifying the entity’s status under FATCA in order to avoid FATCA withholding. The requirements imposed by FATCA are different from, and in addition to, the U.S. certification rules to avoid backup withholding described above.

Other Tax Matters

Special tax rules apply to investments through defined contribution plans and other tax-qualified plans, as well as investments by other tax-exempt investors. Shareholders should consult their tax adviser to determine the suitability of shares of a Fund as an investment through such plans or by other tax-exempt investors and the precise effect that investment in a Fund would have on their particular tax situation.

The foregoing discussion relates solely to U.S. federal income tax law. Dividends and distributions also may be subject to state and local taxes. Shareholders are urged to consult their tax advisers regarding specific questions as to U.S. federal, state, local and, where applicable, foreign taxes. Foreign investors should consult their tax advisers concerning the U.S. federal income tax consequences of ownership of shares of a Fund, including the certification and filing requirements imposed on foreign investors in order to qualify for exemption from the backup withholding tax rates (or a reduced rate of withholding provided by treaty and the potential applicability of the U.S. estate tax).

The foregoing is a general and abbreviated summary of the applicable provisions of the Code and related regulations currently in effect. For the complete provisions, reference should be made to the pertinent Code sections and regulations. The Code and regulations are subject to change by legislative or administrative actions.

The 2017 Tax Act

The 2017 Tax Act substantially altered the U.S. federal income tax rules for the taxation of individuals and corporations, generally effective for taxable years beginning after December 31, 2017. Several specific provisions of the 2017 Tax Act are described in the relevant portions of this SAI. The 2017 Tax Act also makes numerous changes to the tax rules that do not affect regulated investment companies directly but may affect shareholders and may indirectly affect the Funds. Among many other tax changes introduced by the Act, the Act changes marginal income tax rates applicable to individuals and other taxpayers. Most of the changes applicable to individuals are temporary and apply only to taxable years beginning after December 31, 2017 and before January 1, 2026. The 2017 Tax Act does not change the maximum federal income tax rates that apply to long-term capital gains recognized by noncorporate taxpayers. The 2017 Tax Act also establishes a deduction of up to 20% for qualified business income from certain pass-through businesses, including publicly traded partnerships and real estate investment trusts. Under current law, this deduction will not be available for income from regulated investment companies, including the Funds.

DESCRIPTION OF THE TRUST

The Trust was organized as a Delaware business trust on January 12, 2012 and consists of multiple separate portfolios or series. The Board may establish additional series in the future. The capitalization of the Trust consists solely of an unlimited number of shares of beneficial interest with no par value.

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The Trust consists of multiple separate portfolios or series. When certain matters affect one fund but not another, the shareholders vote as a fund regarding such matters. Subject to the foregoing, on any matter submitted to a vote of shareholders, all shares then entitled to vote will be voted separately by the fund unless otherwise required by the 1940 Act, in which case all shares will be voted in the aggregate. For example, a change in a fund’s fundamental investment policies would be voted upon only by shareholders of the fund. Additionally, approvals of Investment Advisory Contracts are matters to be determined separately by the fund.

Approval by the shareholders of one fund is effective as to that fund whether or not sufficient votes are received from the shareholders of the other fund to approve the proposal as to that fund. The term “majority,” when referring to approvals to be obtained from shareholders of a fund means the vote of the lesser of (i) 67% of the shares of the fund or class represented at a meeting if the holder of more than 50% of the outstanding shares of the fund or class are present in person or by proxy, or (ii) more than 50% of the outstanding shares of the fund. The term “majority,” when referring to the approvals to be obtained from shareholders of the Trust as a whole means the vote of the lesser of (i) 67% of the Trust’s shares represented at a meeting if the holders of more than 50% of the Trust’s outstanding shares are present in person or proxy, or (ii) more than 50% of the Trust’s outstanding shares. Shareholders are entitled to one vote for each full share held and fractional votes for fractional shares held.

The Trust is not required to hold regular annual meetings of a fund’s shareholders and does not intend to do so. However, the Trust undertakes to hold a special meeting of its shareholders if the purpose of voting on the question of removal of a director or trustees is requested in writing by the holders of at least 10% of the Trust’s outstanding voting securities, and to assist in communicating with other shareholders as required by Section 16(c) of the 1940 Act. The Declaration of Trust provides that the holders of not less than two-thirds of the outstanding shares of the Trust may remove a person serving as Trustee either by declaration in writing or at a meeting called for such purpose.

Each share of a Fund represents an equal proportional interest in the fund with each other share and is entitled to such dividends and distributions out of the income earned on the assets belonging to a Fund as are declared in the discretion of the Trustees. In the event of the liquidation or dissolution of the Trust, shareholders of a Fund are entitled to receive the assets attributable to the Fund that are available for distribution, and a distribution of any general assets of the Trust not attributable to the Fund that are available for distribution in such manner and on such basis as the Trustees in their sole discretion may determine.

Shareholders are not entitled to any preemptive rights. All shares, when issued, will be fully paid and non-assessable by the Trust.

Under Delaware law, shareholders could, under certain circumstances, be held personally liable for the obligations of a series of the Trust but only to the extent of the shareholder’s investment in such series. However, the Declaration of Trust disclaims liability of the shareholders, Trustees or officers of the Trust for acts or obligations of the Trust, which are binding only on the assets and property of each series of the Trust and requires that notice of the disclaimer be given in each contract or obligations entered into or executed by the Trust or the Trustees. The risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Trust itself would be unable to meet its obligations and should be considered remote and is limited to the amount of the shareholder’s investment in the Fund.

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OTHER INFORMATION ABOUT THE FUNDS

Custodian. U.S. Bank, located at 777 E. Wisconsin Ave. Milwaukee, WI 53202, serves as the custodian for the Funds. As such, the Custodian holds in safekeeping certificated securities and cash belonging to the Funds and, in such capacity, is the registered owner of securities in book-entry form belonging to the Funds. Upon instruction, the Custodian receives and delivers cash and securities of the Funds in connection with Fund transactions and collects all dividends and other distributions made with respect to Fund portfolio securities. The Custodian also maintains certain accounts and records of the Funds. Sub-custodians provide custodial services for any foreign assets held outside of the United States.

Transfer Agent. ALPS, pursuant to a Transfer Agency and Service Agreement, serves as transfer agent for the Funds. As Transfer Agent, ALPS has, among other things, agreed to (i) issue and redeem shares of the Funds; (ii) make dividend and other distributions to shareholders of the Funds; (iii) effect transfers of shares; (iv) mail communications to shareholders of the Funds, including account statements, confirmations, and dividend and distribution notices; (v) facilitate the electronic delivery of shareholder statements and reports and (vi) maintain shareholder accounts. Under the Transfer Agency and Service Agreement, ALPS receives from the Trust on behalf of the Funds an annual minimum fee and a fee based upon the number of shareholder accounts and is also reimbursed for out-of-pocket expenses. As described above, ALPS is an affiliate of the Distributor.

Independent Registered Public Accounting Firm. Cohen & Company, Ltd. (“Cohen”) serves as the Trust’s independent registered public accounting firm. Cohen provides audit services, tax return review and assistance. Cohen is located at 1350 Euclid Ave., Suite 800, Cleveland, Ohio 44115.

Counsel. Davis Graham & Stubbs LLP serves as counsel to the Trust and is located at 1550 17th Street, Suite 500, Denver, Colorado 80202. Thompson Hine LLP serves as counsel to the Independent Trustees and is located at 41 South High Street, Columbus, Ohio 43215.

PERFORMANCE INFORMATION

Yield and Total Return. A Fund may from time to time include the yield and/or total return of its shares in advertisements or information in advertisements or information furnished to present or prospective shareholders.

A Fund’s yield will vary from time to time depending upon market conditions, the composition of its portfolios and operating expenses of the Trust allocated to the Fund. These factors, possible differences in the methods used in calculating yield, and the tax exempt status of distributions, should be considered when comparing a Fund’s yield to yields published for other investment companies and other investment vehicles. Yield should also be considered relative to changes in the value of a Fund’s shares and to the relative risks associated with the investment objectives and policies of a Fund.

At any time in the future, yields and total return may be higher or lower than past yields and there can be no assurance that any historical results will continue.

Investors in a Fund are specifically advised that share prices, expressed as the net asset value per share, will vary just as yield will vary. An investor’s focus on the yield of a Fund to the exclusion of the consideration of the share price of the Fund may result in the investor’s misunderstanding the total return he or she may derive from the Fund.

FINANCIAL STATEMENTS

The audited financial statements of the Funds for the fiscal period ended September 30, 2018, and the report of Cohen & Company, Ltd., the Funds’ independent registered public accounting firm, are incorporated herein by reference to the Funds’ Annual Report for the fiscal period ended September 30, 2018. The Annual Report was filed on Form N-CSR with the SEC on December 10, 2018. The Annual Report is available at no charge by writing or telephoning the Fund at the address or number on the front page of this Statement of Additional Information.

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APPENDIX A

DESCRIPTION OF SECURITIES RATINGS

A Fund may make use of average portfolio credit quality standards to assist institutional investors whose own investment guidelines limit their investments accordingly. In determining a Fund’s overall dollar-weighted average quality, unrated securities are treated as if rated, based on the adviser’s view of their comparability to rated securities. A Fund’s use of average quality criteria is intended to be a guide for those investors whose investment guidelines require that assets be invested according to comparable criteria. Reference to an overall average quality rating for a Fund does not mean that all securities held by the Fund will be rated in that category or higher. A Fund’s investments may range in quality from securities rated in the lowest category in which the Fund is permitted to invest to securities rated in the highest category (as rated by Moody’s, S&P or Fitch or, if unrated, determined by the adviser to be of comparable quality). The percentage of a Fund’s assets invested in securities in a particular rating category will vary. Following is a description of Moody’s, S&P’s and Fitch’s ratings applicable to fixed-income securities.

Moody’s Investors Service, Inc.

Corporate and Municipal Bond Ratings

Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edge.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long-term risks appear somewhat larger than with Aaa securities.

A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment sometime in the future.

Baa: Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured), interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

A-1

B: Bonds which are rated B generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C: Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Moody’s bond ratings, where specified, are applicable to financial contracts, senior bank obligations and insurance company senior policyholder and claims obligations with an original maturity in excess of one year. Obligations relying upon support mechanisms such as letter-of-credit and bonds of indemnity are excluded unless explicitly rated. Obligations of a branch of a bank are considered to be domiciled in the country in which the branch is located.

Unless noted as an exception, Moody’s rating on a bank’s ability to repay senior obligations extends only to branches located in countries which carry a Moody’s Sovereign Rating for Bank Deposits. Such branch obligations are rated at the lower of the bank’s rating or Moody’s Sovereign Rating for the Bank Deposits for the country in which the branch is located. When the currency in which an obligation is denominated is not the same as the currency of the country in which the obligation is domiciled, Moody’s ratings do not incorporate an opinion as to whether payment of the obligation will be affected by the actions of the government controlling the currency of denomination. In addition, risk associated with bilateral conflicts between an investor’s home country and cither the issuer’s home country or the country where an issuer branch is located are not incorporated into Moody’s ratings.

Moody’s makes no representation that rated bank obligations or insurance company obligations are exempt from registration under the Securities Act or issued in conformity with any other applicable law or regulation. Nor does Moody’s represent that any specific bank or insurance company obligation is legally enforceable or a valid senior obligation of a rated issuer.

Moody’s applies numerical modifiers, 1, 2, and 3 in each generic rating classified from Aa through Caa in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

Corporate Short-Term Debt Ratings

Moody’s short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations. These obligations have an original maturity not exceeding one year, unless explicitly noted.

Moody’s employs the following three designations, all judged to be investment-grade, to indicate the relative repayment ability of rated issuers:

PRIME-1: Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries; high rates of return on funds employed: conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.

A-2

PRIME-2: Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

PRIME-3: Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

NOT PRIME: Issuers rated Not Prime do not fall within any of the Prime rating categories.

Standard & Poor’s Ratings Services

Issue Credit Rating Definitions

A Standard & Poor’s issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The issue credit rating is not a recommendation to purchase, sell, or hold a financial obligation, inasmuch as it does not comment as to market price or suitability for a particular investor.

Issue credit ratings are based on current information furnished by the obligors or obtained by Standard & Poor’s from other sources it considers reliable. Standard & Poor’s does not perform an audit in connection with any credit rating and may, on occasion, rely on unaudited financial information. Credit ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

Issue credit ratings can be either long-term or short-term. Short-term ratings are generally assigned to those obligations considered short term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days, including commercial paper. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. The result is a dual rating, in which the short-term rating addresses the put feature, in addition to the usual long-term rating. Medium-term notes are assigned long-term ratings.

Issue credit ratings are based, in varying degrees, on the following considerations: likelihood of payment - capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation: nature of and provisions of the obligation; protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

A-3

The issue rating definitions are expressed in terms of default risk. As such, they pertain to senior obligations of an entity. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation applies when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.) Accordingly, in the case of junior debt the rating may not conform exactly with the category definition.

Corporate and Municipal Bond Ratings

Investment-grade

AAA: An obligation rated AAA has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA: An obligation rated ‘AA’ differs from the highest rated obligations only in small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A: An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB: An obligation rated ‘BBS’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Speculative Grade

Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’ and ‘C’ are regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.

BB: An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B: An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC: An obligation rated ‘CCC’ is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC: An obligation rated ‘CC’ is currently highly vulnerable to nonpayment.

A-4

C: A subordinated debt or preferred stock obligation rated ‘C’ is currently highly vulnerable to nonpayment. The ‘C’ rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued. A ‘C’ also will be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.

D: An obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Plus (+) or Minus (–): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Provisional ratings: The letter “p” indicates that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of, such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

r: This symbol is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating. Examples include: obligations linked or indexed to equities, currencies, or commodities; obligations exposed to severe prepayment risk - such as interest-only or principal-only mortgage securities; and obligations with unusually risky interest terms, such as inverse floaters.

The absence of an “r” symbol should not be taken as an indication that an obligation will exhibit no volatility or variability in total return.

N.R.: This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor’s does not rate a particular obligation as a matter of policy.

Debt obligations of issuers outside the United States and its territories are rated on the same basis as domestic corporate and municipal issues. The ratings measure the creditworthiness of the obligor but do not take into account currency exchange and related uncertainties.

Commercial Paper Rating Definitions

A Standard & Poor’s commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into several categories, ranging from A for the highest quality obligations to D for the lowest. These categories are as follows:

A-1: A short-term obligation rated ‘A-1’ is rated in the highest category by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-5

A-2: A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3: A short-term obligation rated ‘A-3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B: A short-term obligation rated ‘B’ is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

C: A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D: A short-term obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

A commercial paper rating is not a recommendation to purchase, sell or hold a security inasmuch as it does not comment as to market price or suitability for a particular investor. The ratings are based on current information furnished to Standard & Poor’s by the issuer or obtained from other sources it considers reliable. Standard & Poor’s does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in or unavailability of such information.

Fitch Investor Services, Inc.

Credit Ratings

Fitch’s credit ratings provide an opinion on the relative ability of an entity to meet financial commitments, such as interest, preferred dividends, repayment of principal, insurance claims or counterparty obligations. Credit ratings are used by investors as indications of the likelihood of receiving their money back in accordance with the terms on which they invested. Fitch’s credit ratings cover the global spectrum of corporate, sovereign (including supranational and sub-national), financial, bank, insurance, municipal and other public finance entities and the securities or other obligations they issue, as well as structured finance securities backed by receivables or other financial assets.

The use of credit ratings defines their function: “investment grade” ratings (international Long-term ‘AAA’ to ‘BBB-’ categories; Short-term ‘F1’ to ‘F3’) indicate relatively low to moderate credit risk, while those in the “speculative” or “non-investment grade” categories (international Long-term ‘BB+’ to ‘D’; Short-term ‘B’ to ‘D’) either signal a higher level of credit risk or that a default has already occurred. Credit ratings express risk in relative rank order, which is to say they are ordinal measures of credit risk and are not predictive of a specific frequency of default or loss.

Depending on their application, credit ratings address benchmark measures of probability of default as well relative expectations of loss given default. For example, issuers are typically assigned Issuer Default Ratings that are relative measures of default probability. Similarly, short-term credit ratings give primary consideration to the likelihood that obligations will be met on a timely basis. Securities, however, are rated taking into consideration probability of default and loss given default. As a result, for entities such as corporations, security ratings may be rated higher, lower or the same as the issuer rating to reflect expectations of the security’s relative recovery prospects, as well as differences in ability and willingness to pay. While recovery analysis plays an important role throughout the ratings scale, it becomes a more critical consideration for below investment-grade securities and obligations, particularly at the lower end of the non-investment-grade ratings scale where Fitch often publishes actual Recovery Ratings that are complementary to the credit ratings.

A-6

Structured finance ratings typically are assigned to each individual security or tranche in a transaction, and not to an issuer. Each structured finance tranche is rated on the basis of various stress scenarios in combination with its relative seniority, prioritization of cash flows and other structural mechanisms.

International Long-Term Credit Ratings

International Long-Term Credit Ratings (LTCR) may also be referred to as Long-Term Ratings. When assigned to most issuers, it is used as a benchmark measure of probability of default and is formally described as an Issuer Default Rating (IDR). The major exception is within Public Finance, where IDRs will not be assigned as market convention has always focused on timeliness and does not draw analytical distinctions between issuers and their underlying obligations. When applied to issues or securities, the LTCR may be higher or lower than the issuer rating (IDR) to reflect relative differences in recovery expectations.

The following rating scale applies to foreign currency and local currency ratings:

Investment Grade

AAA

Highest credit quality. ‘AAA’ ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA

Very high credit quality. ‘AA’ ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A

High credit quality. ‘A’ ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB

Good credit quality. ‘BBB’ ratings indicate that there is currently expectations of low credit risk. The capacity for payment of financial commitments is considered adequate but adverse changes in circumstances and economic conditions are more likely to impair this capacity. This is the lowest investment grade category.

A-7

Speculative Grade

BB

Speculative

‘BB’ ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B

Highly speculative

For issuers and performing obligations, ‘B’ ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

For individual obligations, may indicate distressed or defaulted obligations with potential for extremely high recoveries. Such obligations would possess a Recovery Rating of ‘R1’ (outstanding).

CCC

For issuers and performing obligations, default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic conditions.

For individual obligations, may indicate distressed or defaulted obligations with potential for average to superior levels of recovery. Differences in credit quality may be denoted by plus/minus distinctions. Such obligations typically would possess a Recovery Rating of ‘R2’ (superior), or ‘R3’ (good) or ‘R4’ (average).

CC

For issuers and performing obligations, default of some kind appears probable.

For individual obligations, may indicate distressed or defaulted obligations with a Recovery Rating of ‘R4’ (average) or ‘R5’ (below average).

C

For issuers and performing obligations, default is imminent.

For individual obligations, may indicate distressed or defaulted obligations with potential for below-average to poor recoveries. Such obligations would possess a Recovery Rating of ‘R6’ (poor).

A-8

RD

Indicates an entity that has failed to make due payments (within the applicable grace period) on some but not all material financial obligations, but continues to honor other classes of obligations.

D

Indicates an entity or sovereign that has defaulted on all of its financial obligations. Default generally is defined as one of the following:

●	failure of an obligor to make timely payment of principal and/or interest under the contractual terms of any financial obligation;

●	the bankruptcy filings, administration, receivership, liquidation or other winding-up or cessation of business of an obligor; or

●	the distressed or other coercive exchange of an obligation, where creditors were offered securities with diminished structural or economic terms compared with the existing obligation.

Default ratings are not assigned prospectively; within this context, non-payment on an instrument that contains a deferral feature or grace period will not be considered a default until after the expiration of the deferral or grace period.

Issuers will be rated ‘D’ upon a default. Defaulted and distressed obligations typically are rated along the continuum of ‘C’ to ‘B’ ratings categories, depending upon their recovery prospects and other relevant characteristics. Additionally, in structured finance transactions, where analysis indicates that an instrument is irrevocably impaired such that it is not expected to meet pay interest and or principal in full in accordance with the terms of the obligation’s documentation during the life of the transaction, but where no payment default in accordance with the terms of the documentation is imminent, the obligation may be rated in the ‘B’ or ‘CCC-C’ categories.

Default is determined by reference to the terms of the obligations’ documentation. Fitch will assign default ratings where it has reasonably determined that payment has not been made on a material obligation in accordance with the requirements of the obligation’s documentation, or where it believes that default ratings consistent with Fitch’s published definition of default are the most appropriate ratings to assign.

International Short-Term Credit Ratings

The following ratings scale applies to foreign currency and local currency ratings. A Short-term rating has a time horizon of less than 13 months for most obligations, or up to three years for US public finance, in line with industry standards, to reflect unique risk characteristics of bond, tax, and revenue anticipation notes that are commonly issued with terms up to three years. Short-term ratings thus place greater emphasis on the liquidity necessary to meet financial commitments in a timely manner.

F1

Highest credit quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

A-9

F2

Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F3

Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near term adverse changes could result in a reduction to non-investment grade.

B

Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near term adverse changes in financial and economic conditions.

C

High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

RD

Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other obligations.

D

Indicates an entity or sovereign that has defaulted on all of its financial obligations.

Notes to International Long-Term and Short-Term ratings:

The modifiers “+” or “–” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the ‘AAA’ Long-term rating category, to categories below ‘CCC’ or to Short-term ratings other than ‘Fl’. (The +/– modifiers are only used to denote issues within the CCC category, whereas issuers are only rated CCC without the use of modifiers.)

Rating Watch: Ratings are placed on Rating Watch to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as “Positive,” indicating a potential upgrade, “Negative,” for a potential downgrade, or “Evolving,” if ratings may be raised, lowered or maintained. Rating Watch is typically resolved over a relatively short period.

Rating Outlook: An Outlook indicates the direction a rating is likely to move over a one to two-year period. Outlooks may be positive, stable or negative. A positive or negative Rating Outlook does not imply a rating change is inevitable. Similarly, ratings for which outlooks are “stable” could be upgraded or downgraded before an outlook moves to positive or negative if circumstances warrant such an action. Occasionally, Fitch Ratings may be unable to identify the fundamental trend. In these cases, the Rating Outlook may be described as evolving.

Program ratings (such as the those assigned to MTN shelf registrations) relate only to standard issues made under the program concerned: it should not be assumed that these ratings apply to every issue made under the program. In particular, in the case of non-standard issues, i.e. those that are linked to the credit of a third party or linked to the performance of an index, ratings of these issues may deviate from the applicable program rating.

A-10

Variable rate demand obligations and other securities which contain a short-term “put” or other similar demand feature will have a dual rating, such as AAA/F1+. The first rating reflects the ability to meet long-term principal and interest payments, whereas the second rating reflects the ability to honor the demand feature in full and on time.

Interest Only

Interest Only ratings are assigned to interest strips. These ratings do not address the possibility that a security holder might fail to recover some or all of its initial investment due to voluntary or involuntary principal repayments.

Principal Only

Principal Only ratings address the likelihood that a security holder will receive their initial principal investment either before or by the scheduled maturity date.

Rate of Return

Ratings also may be assigned to gauge the likelihood of an investor receiving a certain predetermined internal rate of return without regard to the precise timing of any cash flows.

‘PIF’

Paid-in-Full: denotes a security that is paid-in-full, matured, called, or refinanced.

‘NR’ indicates that Fitch Ratings does not rate the issuer or issue in question.

‘Withdrawn’: A rating is withdrawn when Fitch Ratings deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced, or for any other reason Fitch Ratings deems sufficient.

A-11

APPENDIX B

ALPS SERIES TRUST

PROXY VOTING POLICIES AND PROCEDURES

The Trust has adopted a Proxy Voting Policy used to determine how the Funds vote proxies relating to their portfolio securities. Under the Trust’s Proxy Voting Policy, the Fund has, subject to the oversight of the Trust’s Board, delegated to the Adviser the following duties: (1) to make the proxy voting decisions for the Funds, subject to the exceptions described below; and (2) to assist the Funds in disclosing their respective proxy voting record as required by Rule 30b1-4 under the 1940 Act.

In cases where a matter with respect to which the Fund was entitled to vote presents a conflict between the interest of the Fund’s shareholders, on the one hand, and those of the Fund’s investment adviser, principal underwriter or an affiliated person of the Fund, its investment adviser, or principal underwriter, on the other hand, the Fund shall always vote in the best interest of the Fund’s shareholders. For purposes of this Policy, a vote shall be considered in the best interest of the Fund’s shareholders when a vote is cast consistent with a specific voting policy as set forth in the Adviser’s Proxy Voting Policy (described below), provided such specific voting policy was approved by the Board.

The Fund CCO shall ensure that the Adviser has adopted a Proxy Voting Policy, which it uses to vote proxies for its clients, including the Funds.

General

The Trust and the Funds believe that the voting of proxies is an important part of portfolio management as it represents an opportunity for shareholders to make their voices heard and to influence the direction of a company. The Trust and the Funds are committed to voting corporate proxies in the manner that best serves the interests of the Fund’s shareholders.

Delegation to the Adviser

The Trust believes that the Adviser is in the best position to make individual voting decisions for the Funds consistent with this Policy. Therefore, subject to the oversight of the Board, the Adviser is hereby delegated the following duties:

(1)     to make the proxy voting decisions for the Funds, in accordance with the Adviser’s Proxy Voting Policy, except as provided herein; and

(2)     to assist the Funds in disclosing their respective proxy voting record as required by Rule 30b1-4 under the 1940 Act, including providing the following information for each matter with respect to which the Funds are entitled to vote: (a) information identifying the matter voted on; (b) whether the matter was proposed by the issuer or by a security holder; (c) whether and how the Fund cast its vote; and (d) whether the Fund cast its vote for or against management.

The Board, including a majority of the independent trustees of the Board, must approve the Adviser’s Proxy Voting and Disclosure Policy (the “Adviser Voting Policy”) as it relates to the Funds. The Board must also approve any material changes to the Adviser Voting Policy no later than six (6) months after adoption by the Adviser.

B-1

Conflicts

In cases where a matter with respect to which the Fund was entitled to vote presents a conflict between the interest of the Fund’s shareholders, on the one hand, and those of the Fund’s investment adviser, principal underwriter, or an affiliated person of the Fund, its investment adviser, or principal underwriter, on the other hand, the Fund shall always vote in the best interest of the Fund’s shareholders. For purposes of this Policy, a vote shall be considered in the best interest of the Fund’s shareholders when a vote is cast consistent with the specific voting policy as set forth in the Adviser Voting Policy, provided such specific voting policy was approved by the Board.

BEACON INVESTMENT ADVISORY SERVICES, INC.

PROXY VOTING/CLASS ACTION LITIGATION POLICY

Adviser’s Proxy Voting Policy. The Adviser follows the policies and procedures described below to vote proxies relating to portfolio securities held in the Funds. The Adviser recognizes its fiduciary responsibility to vote proxies solely in a Fund’s best interests. The Adviser has adopted a Proxy Voting Policy as a means reasonably designed to ensure that the Adviser votes any shares owned by its clients that have delegated discretionary proxy voting authority to the Adviser prudently and solely in the best interest of the clients considering all relevant factors and without undue influence from individuals or groups who may have an economic interest in the outcome of a proxy vote.

The Adviser has retained Proxy Trust the (“Proxy Agent”) to provide proxy voting agent services. The Proxy Agent is responsible for ensuring that all proxy ballots received for securities held in the Funds’ portfolios are submitted in a timely manner. As part of its arrangement with the Proxy Agent, the Adviser utilizes Institutional Shareholder Services Inc. (the “Proxy Research Firm”), a third party research provider, to provide a recommendation as to how to vote on each issue based on the individual facts and circumstances of the proxy issue and the Proxy Research Firm’s application of its research findings to its Proxy Voting Principles and Guidelines.

Absent a determination to override the recommendation of the Proxy Research Firm or a Fund’s directive to vote proxies in a certain manner, Fund proxies will be voted in accordance with the applicable Proxy Research Firm guidelines and recommendations pertaining to each Fund. In certain instances, the Adviser has determined that the nature of the issues raised by the proxy proposal together with the costs of reviewing the Proxy Research Firm’s recommendations with respect to a particular security and the limited influence that the aggregate vote of the Adviser is likely to have on the outcome of the vote outweigh the potential benefits to clients from the Adviser’s review of the Proxy Research Firm’s advice and recommendations. In such instances, the Adviser follows the applicable recommendation of the Proxy Research Firm in voting the proxy. In all other circumstances, the Adviser reviews the applicable Proxy Research Firm recommendation and determines if it agrees that the recommendation is in the best interests of the Fund. If the Adviser agrees, the shares are voted according to the Proxy Research Firm recommendation. If the Adviser disagrees, the Adviser will document the rationale used to reach its conclusion. On occasion, the Adviser has discretionary voting authority to vote on a proposal for which the Proxy Research Firm does not provide a recommendation. In such circumstances, the Adviser will review the proposals and make a determination as to how to vote the proxy.

Conflicts of interest between the Adviser or a principal of the Adviser and the Funds with respect to a proxy issue conceivably may arise, for example, from personal or professional relationships with a company or with the directors, candidates for director, or senior executives of a company that is the issuer of shares subject to the voting discretion of the Adviser. If the Adviser determines that a material conflict of interest exists: (i) the Adviser may disclose the existence and nature of the conflict to the Fund(s) owning the shares and seek direction on how to vote the proxies; (2) the Adviser may abstain from voting, particularly if there are conflicting client interests; or (3) the Adviser may follow the applicable Proxy Research Firm recommendation in voting the proxies.

B-2

The Adviser may choose not to vote a proxy if a jurisdiction whose laws or regulations govern the voting of proxies with respect to the portfolio holding impose share blocking restrictions which prevent the Adviser from exercising its voting authority. Administrative matters beyond the Adviser’s control may at times prevent the Adviser from voting proxies.

B-3

Clarkston Funds	Table of Contents

Fund Summary
Clarkston Partners Fund	2
Clarkston Fund	9
Clarkston Founders Fund	16
Investment Objective and Principal Investment Strategies	22
More on Each Fund’s Investments and Related Risks	24
Disclosure of Portfolio Holdings	29
Management	29
The Portfolio Managers	30
Administrator, Distributor and Transfer Agent of The Funds	31
Buying and Redeeming Shares	31
Share Transactions	36
Dividends and Distributions	38
Taxes	39
Financial Highlights	41
Additional Information About The Funds	Back Cover

Prospectus | January 28, 2019	1

Clarkston Funds

FUND SUMMARY

Clarkston Partners Fund (the “Fund”)

Investment Objective

The Fund’s investment objective is to achieve long-term capital appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

	Founders Class	Institutional Class
Shareholder Fees (fees paid directly from your investment)
Maximum sales charge (Load) imposed on purchases (as a percentage of offering price)	None	None
Maximum deferred sales charge (Load)	None	None
Redemption Fee	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.80%	0.80%
Distribution and Service (12b-1) Fees	None	None
Other Expenses	0.14%	0.30%
Total Annual Fund Operating Expenses(1)	0.94%	1.10%
Fee Waiver and Expense Reimbursement(2)	(0.09)%	(0.10)%
Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursement(1)	0.85%	1.00%

(1)	Expenses have been restated to reflect current fees.

(2)

Clarkston Capital Partners, LLC (the “Adviser”) has contractually agreed to limit the amount of the Fund’s Total Annual Fund Operating Expenses, exclusive of shareholder service fees, brokerage expenses, interest expenses, acquired fund fees and expenses, taxes and extraordinary expenses, to an annual rate of 0.85% of the Fund’s average daily net assets for each of the Founders Class shares and the Institutional Class shares. This agreement is in effect through January 31, 2020. The Adviser may not terminate this agreement without the approval of the Fund’s Board of Trustees. The Adviser will be permitted to recover, on a class-by-class basis, expenses it has borne subsequent to the effective date of the agreement described above (whether through reduction of its management fee or otherwise) only to the extent that the Fund’s expenses in later periods do not exceed the lesser of: (1) the contractual expense limit in effect at the time the Adviser waives or limits the expenses; or (2) the contractual expense limit in effect at the time the Adviser seeks to recover the expenses; provided, however, that the Fund will not be obligated to reimburse any such expenses borne by the Adviser more than three years after the date on which the fee or expense was waived or limited or assumed and paid by the Adviser, as calculated on a monthly basis.

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Example

This example is intended to help you compare the costs of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The example takes into consideration the agreement by the Adviser to waive fees and reimburse expenses for the contractual period only.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:	1 Year	3 Years	5 Years	10 Years
Founders Class	$87	$291	$511	$1,145
Institutional Class	$102	$340	$596	$1,330

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. A higher turnover rate may also result in additional income taxes when Fund shares are held in a taxable account. For the fiscal year ended September 30, 2018, the Fund’s portfolio turnover rate was 23% of the average value of its portfolio.

Principal Investment Strategies of the Fund

Under normal circumstances, the Fund invests primarily in equity securities of U.S. small and medium market capitalization companies. The Fund’s investments in equity securities may include common stock, preferred stock and convertible securities. The Fund may also invest in foreign equity securities through American Depositary Receipts (“ADRs”).

The Adviser considers small and medium market capitalization companies to be those companies with market capitalizations below that of the largest company based on market capitalization in the Russell 2500TM Index at the time of initial purchase. As of December 31, 2018, the market capitalization of the largest company based on market capitalization in the Russell 2500TM Index was $18.5 billion. The Fund will, however, also invest in equity securities of larger companies. Because small and medium market capitalization companies are defined by reference to an index, the market capitalization of the companies in which the Fund invests may vary with market conditions.

The Fund seeks to achieve long-term capital appreciation while minimizing volatility and risk. To accomplish this goal, the Fund invests in companies the Adviser believes to be of high quality and believes to be undervalued relative to their expected long-term free cash flows. The Adviser refers to this investment philosophy as “quality/value”.

The Adviser defines high-quality companies as those that meet certain financial, business and management criteria, which may vary over time. These criteria include favorable profitability metrics, sustainable competitive advantages and capable management teams.

Prospectus | January 28, 2019	3

Clarkston Funds

The Fund is “non-diversified,” which means that it may invest a significant portion of its assets in a relatively small number of issuers. From time to time, the Fund may focus its investments in companies in one or more economic sectors. Economic sectors include multiple different industries. The Fund will not invest 25% or more of its assets in any one industry.

Principal Risks of the Fund

As with any mutual fund, there are risks to investing. There is no guarantee that the Fund will meet its investment objective. The following is a description of the principal risks of the Fund, which may adversely affect its net asset value and total return. There are other circumstances (including additional risks that are not described herein) which could prevent the Fund from achieving its investment objective.

ADR Risk. The Fund may invest in ADRs, which are certificates that evidence ownership of shares of a foreign issuer and are alternatives to purchasing directly underlying foreign securities in their national markets and currencies. However, ADRs may be subject to certain of the risks associated with direct investments in the securities of foreign companies. Moreover, ADRs may not track the price of the underlying foreign securities on which they are based, and their value may change materially at times when U.S. markets are not open for trading.

Cash Position Risk. The Fund may hold cash or short-term instruments, such as interest-bearing savings accounts or demand deposit accounts at banks and investments in money market accounts. During periods when a Fund maintains exposure to cash or short-term instruments, it may not participate in market movements to the same extent that it would if the Fund was more fully invested in equity securities.

Cash-Sweep Program Risk. The Fund may invest in cash-sweep programs administered by the Fund’s custodian or another third party through which the Fund’s cash holdings are placed in interest-bearing savings accounts, demand deposit accounts at various banks, or money market instruments. All sweep vehicles, whether or not registered under the Investment Company Act of 1940, as amended (the “1940 Act”), carry certain risks. For example, money market fund sweep vehicles are subject to market risks and are not subject to FDIC protection. Additionally, bank deposit sweep vehicles are subject to bank failure risk, but are eligible for FDIC protection up to a limit of $250,000 per account. The vehicle through which the Fund’s cash-sweep program is administered may include bank deposits that are not registered under the 1940 Act, in which case, the Fund, as an investor in the vehicle, would not be entitled to the protections afforded by the 1940 Act.

Equity Securities Risk. The Fund will invest in equity securities. Equity securities (which generally include common stocks, preferred stocks, warrants, securities convertible into common or preferred stocks and similar securities) are generally volatile and riskier than some other forms of investment. Equity securities of companies with relatively small market capitalizations may be more volatile than the securities of larger, more established companies. Common stock prices fluctuate based on changes in a company’s financial condition, on overall market and economic conditions, and on investors’ perception of a company’s well-being. Preferred stocks are typically subordinated to bonds and other debt instruments in a company’s capital structure in terms of priority to corporate income. As well as the risks associated with common stocks, preferred stocks will be subject to greater credit risk than the debt instruments to which they are subordinate. Convertible stock is

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subject to the risks of both debt securities and equity securities. The value of convertible stock tends to decline as interest rates rise and, due to the conversion feature, to vary with fluctuations in the market value of the underlying equity security.

Market Risk. The market price of a security or instrument may decline, sometimes rapidly or unpredictably, due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic or political conditions throughout the world, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The market value of a security or instrument also may decline because of factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry.

Non-Diversification Risk. The Fund is classified as a “non-diversified” investment company under the 1940 Act, which means that it may invest more of its assets in the securities of a single issuer or a smaller number of issuers than if it were a “diversified fund”. To the extent the Fund invests a significant percentage of its assets in a limited number of issuers, the Fund is subject to the risks of investing in those few issuers, and may be more susceptible to a single adverse economic or regulatory occurrence. As a result, changes in the market value of a single security could cause greater fluctuations in the value of Fund shares than would occur in a diversified fund.

Sector Focus Risk. The Fund may invest a substantial portion of its assets within one or more economic sectors. To the extent the Fund focuses in one or more sectors, market or economic factors impacting those sectors could have a significant effect on the value of the Fund’s investments. Additionally, the Fund’s performance may be more volatile when the Fund’s investments are focused in a particular sector. The Fund may tend to be more heavily weighted in companies in the financial services sector and/or the producer durables sector. The values of companies in the financial services sector are particularly vulnerable to economic downturns and changes in government regulation and interest rates. The values of companies in the producer durables sector may be significantly impacted by economic cycles, technical obsolescence, excess capacity and consumer demand and spending trends.

Small-Cap and Mid-Cap Company Risk. The securities of small-capitalization and mid-capitalization companies may be subject to more abrupt or erratic market movements and may have lower trading volumes or more erratic trading than securities of larger, more established companies or market averages in general. In addition, such companies typically are more likely to be adversely affected than large-capitalization companies by changes in earnings results, business prospects, investor expectations or poor economic or market conditions.

It is possible to lose money on an investment in the Fund. Investments in the Fund are not deposits or obligations of any bank, are not endorsed or guaranteed by any bank and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

Prospectus | January 28, 2019	5

Clarkston Funds

Performance Information

The following information provides some indication of the risks of investing in the Fund by showing how the Fund’s performance has varied over time. The bar chart depicts the change in performance from year to year during the periods indicated. The bar chart figures do not include any applicable sales charges that investors may pay when they buy or sell shares of the Fund. If sales charges were included, the returns would be lower. The performance table compares the average annual returns of the Fund’s Institutional Class to a broad-based securities market index for the periods indicated. The index is not actively managed and is not available for direct investment. The bar charts and performance tables assume reinvestment of dividends and distributions. The Fund’s past performance does not necessarily indicate how it will perform in the future. Updated performance information is available on the Fund’s website at www.clarkstonfunds.com or by calling 1-844-680-6562.

Annual Total Returns (For the Calendar Year ended 12/31) – Institutional Class Shares

Best Quarter – September 30, 2016	5.42%
Worst Quarter – December 31, 2018	(10.74)%

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Average Annual Total Returns (for the periods ended December 31, 2018)

	1 Year	Since Inception (September 15, 2015)
Institutional Class
Return Before Taxes	(7.16)%	6.03%
Return After Taxes on Distributions	(8.67)%	5.30%
Return After Taxes on Distributions and Sale of Fund Shares	(3.21)%	4.64%
Founders Class
Return Before Taxes	(7.11)%	6.16%
Russell 2500TM Index TR (reflects no deduction for fees, expenses or taxes)	(10.00)%	6.03%

After-tax returns are calculated using the historically highest individual U.S. federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown in the preceding table. The after-tax return information shown above does not apply to Fund shares held through a tax-deferred account, such as a 401(k) plan or an IRA.

After-tax returns are only shown for the Institutional Class shares of the Fund. After-tax returns for the Founders Class shares will vary from those shown for the Institutional Class shares due to varying expenses among the classes.

Investment Adviser

Clarkston Capital Partners, LLC is the investment adviser to the Fund.

Portfolio Managers

Jeffrey A. Hakala, CFA, CPA, Chief Executive Officer and Chief Investment Officer of the Adviser, has been a portfolio manager for the Fund since its inception.

Gerald W. Hakala, CFA, Managing Partner, Equities of the Adviser, has been a portfolio manager for the Fund since its inception.

Purchase and Sale of Fund Shares

The Fund offers investors two classes of shares: Founders Class and Institutional Class. Founders Class shares are offered on a limited basis and are available only to clients of institutions with managed account programs that have been approved by the Adviser, subject to an aggregate minimum of $100 million. The Institutional Class shares are subject to a $25,000 minimum with no minimum subsequent investment. Investors generally may meet the minimum investment amount by aggregating multiple accounts within the Fund if desired and if allowed by the relevant intermediary. The Fund reserves the right to change the amount of these minimums from time to time or to waive them in whole or in part if, in the Adviser’s or the Fund’s opinion, the investor has adequate intent and availability of assets to reach a future level of investment in the Fund that

Prospectus | January 28, 2019	7

Clarkston Funds

is equal to or greater than the minimum. Investors may establish an Automatic Investment Plan (AIP) account or a Systematic Withdrawal Plan (SWP) account; there are no subsequent investment minimums for investments in AIP or SWP accounts.

Purchases and redemptions of Founders Class and Institutional Class shares may be made on any day the New York Stock Exchange is open for trading. Purchases and redemptions can generally be made only through institutional channels, such as financial intermediaries and retirement platforms, unless the investment is held directly with the Fund’s transfer agent. You should contact your financial intermediary or refer to your plan documents for information on how to invest in the Fund.

Tax Information

For U.S. federal income tax purposes, the Fund’s distributions may be taxable as ordinary income, capital gains or qualified dividend income, except when your investment is in an IRA, 401(k) or other tax-deferred investment plan. Subsequent withdrawals from such a tax-deferred investment plan will be subject to special tax rules.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

8	1-844-680-6562 | www.clarkstonfunds.com

FUND SUMMARY

Clarkston Fund (the “Fund”)

Investment Objective

The Fund’s investment objective is to achieve long-term capital appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Institutional Class
Shareholder Fees (fees paid directly from your investment)
Maximum sales charge (Load) imposed on purchases (as a percentage of offering price)	None
Maximum deferred sales charge (Load)	None
Redemption Fee	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.50%
Distribution and Service (12b-1) Fees	None
Other Expenses	0.48%
Total Annual Fund Operating Expenses(1)	0.98%
Fee Waiver and Expense Reimbursement(2)	(0.28)%
Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursement(1)	0.70%

(1)	Expenses have been restated to reflect current fees.

(2)

Clarkston Capital Partners, LLC (the “Adviser”) has contractually agreed to limit the amount of the Fund’s Total Annual Fund Operating Expenses, exclusive of shareholder services fees, brokerage expenses, interest expenses, acquired fund fees and expenses, taxes and extraordinary expenses, to an annual rate of 0.55% of the Fund’s average daily net assets for the Institutional Class shares. This agreement is in effect through January 31, 2020. The Adviser may not terminate this agreement without the approval of the Fund’s Board of Trustees. The Adviser will be permitted to recover, on a class-by-class basis, expenses it has borne subsequent to the effective date of the agreement described above (whether through reduction of its management fee or otherwise) only to the extent that the Fund’s expenses in later periods do not exceed the lesser of: (1) the contractual expense limit in effect at the time the Adviser waives or limits the expenses; or (2) the contractual expense limit in effect at the time the Adviser seeks to recover the expenses; provided, however, that the Fund will not be obligated to reimburse any such expenses borne by the Adviser more than three years after the end of the date on which the fee or expense was waived or limited or assumed and paid by the Adviser, as calculated on a monthly basis.

Prospectus | January 28, 2019	9

Clarkston Funds

Example

This example is intended to help you compare the costs of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The example takes into consideration the agreement by the Adviser to waive fees and reimburse expenses for the contractual period only.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:	1 Year	3 Years	5 Years	10 Years
Institutional Class	$72	$284	$514	$1,175

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. A higher turnover rate may also result in additional income taxes when Fund shares are held in a taxable account. For the fiscal period ended September 30, 2018, the Fund’s portfolio turnover rate was 11% of the average value of its portfolio.

Principal Investment Strategies of the Fund

Under normal circumstances, the Fund invests primarily in equity securities of U.S. large market capitalization companies. The Fund’s investments in equity securities may include common stock, preferred stock and convertible securities. The Fund may also invest in foreign equity securities through American Depositary Receipts (“ADRs”).

The Adviser considers large market capitalization companies to be those companies with market capitalizations above that of the smallest company based on market capitalization in the S&P500® Index at the time of initial purchase. As of December 31, 2018, the market capitalization of the smallest company based on market capitalization in the S&P500® Index was $2.9 billion. The Fund will, however, also invest in equity securities of smaller companies. Because large market capitalization companies are defined by reference to an index, the market capitalization of the companies in which the Fund invests may vary with market conditions.

The Fund seeks to achieve long-term capital appreciation while minimizing volatility and risk. To accomplish this goal, the Fund invests in companies the Adviser believes to be of high quality and believes to be undervalued relative to their expected long-term free cash flows. The Adviser refers to this investment philosophy as “quality/value”.

The Adviser defines high-quality companies as those that meet certain financial, business and management criteria, which may vary over time. These criteria include favorable profitability metrics, sustainable competitive advantages and capable management teams.

10	1-844-680-6562 | www.clarkstonfunds.com

The Fund is “non-diversified,” which means that it may invest a significant portion of its assets in a relatively small number of issuers. From time to time, the Fund may focus its investments in companies in one or more economic sectors. Economic sectors include multiple different industries. The Fund will not invest 25% or more of its assets in any one industry.

Principal Risks of the Fund

As with any mutual fund, there are risks to investing. There is no guarantee that the Fund will meet its investment objective. The following is a description of the principal risks of the Fund, which may adversely affect its net asset value and total return. There are other circumstances (including additional risks that are not described herein) which could prevent the Fund from achieving its investment objective.

ADR Risk. The Fund may invest in ADRs, which are certificates that evidence ownership of shares of a foreign issuer and are alternatives to purchasing directly underlying foreign securities in their national markets and currencies. However, ADRs may be subject to certain of the risks associated with direct investments in the securities of foreign companies. Moreover, ADRs may not track the price of the underlying foreign securities on which they are based, and their value may change materially at times when U.S. markets are not open for trading.

Cash Position Risk. The Fund may hold cash or short-term instruments, such as interest-bearing savings accounts or demand deposit accounts at banks and investments in money market accounts. During periods when a Fund maintains exposure to cash or short-term instruments, it may not participate in market movements to the same extent that it would if the Fund was more fully invested in equity securities.

Cash-Sweep Program Risk. The Fund may invest in cash-sweep programs administered by the Fund’s custodian or another third party through which the Fund’s cash holdings are placed in interest-bearing savings accounts, demand deposit accounts at various banks, or money market instruments. All sweep vehicles, whether or not registered under the Investment Company Act of 1940, as amended (the “1940 Act”), carry certain risks. For example, money market fund sweep vehicles are subject to market risks and are not subject to FDIC protection. Additionally, bank deposit sweep vehicles are subject to bank failure risk, but are eligible for FDIC protection up to a limit of $250,000 per account. The vehicle through which the Fund’s cash-sweep program is administered may include bank deposits that are not registered under the 1940 Act, in which case, the Fund, as an investor in the vehicle, would not be entitled to the protections afforded by the 1940 Act.

Equity Securities Risk. The Fund will invest in equity securities. Equity securities (which generally include common stocks, preferred stocks, warrants, securities convertible into common or preferred stocks and similar securities) are generally volatile and riskier than some other forms of investment. Equity securities of companies with relatively small market capitalizations may be more volatile than the securities of larger, more established companies. Common stock prices fluctuate based on changes in a company’s financial condition, on overall market and economic conditions, and on investors’ perception of a company’s well-being. Preferred stocks are typically subordinated to bonds and other debt instruments in a company’s capital structure in terms of priority to corporate income. As well as the risks associated with common stocks, preferred stocks will be subject to greater credit risk than the debt instruments to which they are subordinate. Convertible stock is

Prospectus | January 28, 2019	11

Clarkston Funds

subject to the risks of both debt securities and equity securities. The value of convertible stock tends to decline as interest rates rise and, due to the conversion feature, to vary with fluctuations in the market value of the underlying equity security.

Large-Capitalization Company Risk. Large-capitalization companies may go in and out of favor based on market and economic conditions. Large companies may be unable to respond quickly to new competitive challenges, such as changes in technology, and also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion. Although the securities of larger companies may be less volatile than those of companies with smaller market capitalizations, returns on investments in securities of large-capitalization companies could trail the returns on investments in securities of smaller companies.

Market Risk. The market price of a security or instrument may decline, sometimes rapidly or unpredictably, due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic or political conditions throughout the world, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The market value of a security or instrument also may decline because of factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry.

Non-Diversification Risk. The Fund is classified as “non-diversified” investment company under the 1940 Act, which means that it may invest more of its assets in the securities of a single issuer or a smaller number of issuers than if it were a “diversified” fund. To the extent the Fund invests a significant percentage of its assets in a limited number of issuers, the Fund is subject to the risks of investing in those few issuers, and may be more susceptible to a single adverse economic or regulatory occurrence. As a result, changes in the market value of a single security could cause greater fluctuations in the value of Fund shares than would occur in a diversified fund.

Sector Focus Risk. The Fund may invest a substantial portion of its assets within one or more economic sectors. To the extent the Fund focuses in one or more sectors, market or economic factors impacting those sectors could have a significant effect on the value of the Fund’s investments. Additionally, the Fund’s performance may be more volatile when the Fund’s investments are focused in a particular sector. The Fund may tend to be more heavily weighted in companies in the financial services sector and/or the consumer staples sector. The values of companies in the financial services sector are particularly vulnerable to economic downturns and changes in government regulation and interest rates. The values of companies in the consumer staples sector can be significantly impacted by demographic and product trends, competitive pricing, food fads, marketing campaigns, environmental factors, government regulation, the performance of the overall economy, interest rates, and consumer confidence.

It is possible to lose money on an investment in the Fund. Investments in the Fund are not deposits or obligations of any bank, are not endorsed or guaranteed by any bank and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

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Performance Information

The following information provides some indication of the risks of investing in the Fund by showing how the Fund’s performance has varied over time. The bar chart depicts the change in performance from year to year during the periods indicated. The bar chart figures do not include any applicable sales charges that investors may pay when they buy or sell shares of the Fund. If sales charges were included, the returns would be lower. The performance table compares the average annual returns of the Fund’s Institutional Class to a broad-based securities market index for the periods indicated. The index is not actively managed and is not available for direct investment. The bar charts and performance tables assume reinvestment of dividends and distributions. The Fund’s past performance does not necessarily indicate how it will perform in the future. Updated performance information is available on the Fund’s website at www.clarkstonfunds.com or by calling 1-844-680-6562.

Annual Total Returns (For the Calendar Year ended 12/31) – Institutional Class Shares

Best Quarter – December 31, 2017	4.67%
Worst Quarter – December 31, 2018	(9.46)%

Prospectus | January 28, 2019	13

Clarkston Funds

Average Annual Total Returns (for the periods ended December 31, 2018)

	1 Year	Since Inception (April 4, 2016)
Institutional Class
Return Before Taxes	(8.31)%	3.93%
Return After Taxes on Distributions	(9.33)%	3.29%
Return After Taxes on Distributions and Sale of Fund Shares	(4.23)%	3.00%
S&P 500 Total Return Index (reflects no deduction for fees, expenses or taxes)	(4.38)%	9.35%
Russell 1000® Index TR (reflects no deduction for fees, expenses or taxes)	(4.78)%	9.25%

After-tax returns are calculated using the historically highest individual U.S. federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown in the preceding table. The after-tax return information shown above does not apply to Fund shares held through a tax-deferred account, such as a 401(k) plan or an IRA.

Investment Adviser

Clarkston Capital Partners, LLC is the investment adviser to the Fund.

Portfolio Managers

Jeffrey A. Hakala, CFA, CPA, Chief Executive Officer and Chief Investment Officer of the Adviser, has been a portfolio manager for the Fund since its inception.

Gerald W. Hakala, CFA, Managing Partner, Equities of the Adviser, has been a portfolio manager for the Fund since its inception.

Purchase and Sale of Fund Shares

The Fund offers investors one class of shares, the Institutional Class. The Institutional Class shares are subject to a $10,000 minimum with no minimum subsequent investment. Investors generally may meet the minimum investment amount by aggregating multiple accounts within the Fund if desired and if allowed by the relevant intermediary. The Fund reserves the right to change the amount of these minimums from time to time or to waive them in whole or in part if, in the Adviser’s or the Fund’s opinion, the investor has adequate intent and availability of assets to reach a future level of investment in the Fund that is equal to or greater than the minimum. Investors may establish an Automatic Investment Plan (AIP) account or a Systematic Withdrawal Plan (SWP) account; there are no subsequent investment minimums for investments in AIP or SWP accounts.

Purchases and redemptions of the Institutional Class shares may be made on any day the New York Stock Exchange is open for trading. Purchases and redemptions can generally be made only through institutional channels, such as financial intermediaries and retirement platforms, unless the investment is held directly with the Fund’s transfer agent. You should contact your financial intermediary or refer to your plan documents for information on how to invest in the Fund.

14	1-844-680-6562 | www.clarkstonfunds.com

Tax Information

For U.S. federal income tax purposes, the Fund’s distributions may be taxable as ordinary income, capital gains or qualified dividend income, except when your investment is in an IRA, 401(k) or other tax-deferred investment plan. Subsequent withdrawals from such a tax-deferred investment plan will be subject to special tax rules.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Prospectus | January 28, 2019	15

Clarkston Funds

FUND SUMMARY

Clarkston Founders Fund (the “Fund”)

Investment Objective

The Fund’s investment objective is to achieve long-term capital appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Institutional Class
Shareholder Fees (fees paid directly from your investment)
Maximum sales charge (Load) imposed on purchases (as a percentage of offering price)	None
Maximum deferred sales charge (Load)	None
Redemption Fee	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.75%
Distribution and Service (12b-1) Fees	None
Other Expenses	0.51%
Total Annual Fund Operating Expenses(1)	1.26%
Fee Waiver and Expense Reimbursement(2)	(0.31)%
Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursement(1)	0.95%

(1)	Expenses have been restated to reflect current fees.

(2)

Clarkston Capital Partners, LLC (the “Adviser”) has contractually agreed to limit the amount of the Fund’s Total Annual Fund Operating Expenses, exclusive of shareholder service fees, brokerage expenses, interest expenses, acquired fund fees and expenses, taxes and extraordinary expenses, to an annual rate of 0.80% of the Fund’s average daily net assets for the Institutional Class shares. This agreement is in effect through January 31, 2020. The Adviser may not terminate this agreement without the approval of the Fund’s Board of Trustees. The Adviser will be permitted to recover, on a class-by-class basis, expenses it has borne subsequent to the effective date of the agreement described above (whether through reduction of its management fee or otherwise) only to the extent that the Fund’s expenses in later periods do not exceed the lesser of: (1) the contractual expense limit in effect at the time the Adviser waives or limits the expenses; or (2) the contractual expense limit in effect at the time the Adviser seeks to recover the expenses; provided, however, that the Fund will not be obligated to reimburse any such expenses borne by the Adviser more than three years after the date on which the fee or expense was waived or limited or assumed and paid by the Adviser, as calculated on a monthly basis.

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Example

This example is intended to help you compare the costs of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The example takes into consideration the agreement by the Adviser to waive fees and reimburse expenses for the contractual period only.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:	1 Year	3 Years	5 Years	10 Years
Institutional Class	$97	$369	$662	$1,494

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. A higher turnover rate may also result in higher taxes when Fund shares are held in a taxable account. For the fiscal period ended September 30, 2018, the Fund’s portfolio turnover rate was 9% of the average value of its portfolio.

Principal Investment Strategies of the Fund

Under normal circumstances, the Fund invests primarily in equity securities of U.S. medium market capitalization companies. The Fund’s investments in equity securities may include common stock, preferred stock and convertible securities. The Fund may also invest in foreign equity securities through American Depositary Receipts (“ADRs”).

The Adviser considers medium capitalization companies to be those companies with market capitalizations within the range of companies included in the Russell Midcap® Index at the time of initial purchase. As of December 31, 2018, the Russell Midcap® Index included companies with a market capitalization range of between approximately $0.4 billion and $35.7 billion. The Fund will, however, also invest in equity securities of smaller or larger companies. Because medium-market capitalization companies are defined by reference to an index, the market capitalization of the companies in which the Fund invests may vary with market conditions.

The Fund seeks to achieve long-term capital appreciation while minimizing volatility and risk. To accomplish this goal, the Fund invests in companies that the Adviser believes to be of high quality and believes to be undervalued relative to their expected long-term free cash flow. The Adviser refers to this investment philosophy as “quality/value”.

The Adviser defines high-quality companies as those that meet certain financial, business and management criteria, which may vary over time. These criteria include favorable profitability metrics, sustainable competitive advantages and capable management teams.

Prospectus | January 28, 2019	17

Clarkston Funds

The Fund is “non-diversified,” which means that it may invest a significant portion of its assets in a relatively small number of issuers. From time to time, the Fund may focus its investments in companies in one or more economic sectors. Economic sectors include multiple different industries. The Fund will not invest 25% or more of its assets in any one industry.

Principal Risks of the Fund

As with any mutual fund, there are risks to investing. There is no guarantee that the Fund will meet its investment objective. The following is a description of the principal risks of the Fund, which may adversely affect its net asset value and total return. There are other circumstances (including additional risks that are not described herein) which could prevent the Fund from achieving its investment objective.

ADR Risk. The Fund may invest in ADRs, which are certificates that evidence ownership of shares of a foreign issuer and are alternatives to purchasing directly underlying foreign securities in their national markets and currencies. However, ADRs may be subject to certain of the risks associated with direct investments in the securities of foreign companies. Moreover, ADRs may not track the price of the underlying foreign securities on which they are based, and their value may change materially at times when U.S. markets are not open for trading.

Cash Position Risk. The Fund may hold cash or short-term instruments, such as interest-bearing savings accounts or demand deposit accounts at banks and investments in money market accounts. During periods when a Fund maintains exposure to cash or short-term instruments, it may not participate in market movements to the same extent that it would if the Fund was more fully invested in equity securities.

Cash-Sweep Program Risk. The Fund may invest in cash-sweep programs administered by the Fund’s custodian or another third party through which the Fund’s cash holdings are placed in interest-bearing savings accounts, demand deposit accounts at various banks, or money market instruments. All sweep vehicles, whether or not registered under the Investment Company Act of 1940, as amended (the “1940 Act”), carry certain risks. For example, money market fund sweep vehicles are subject to market risks and are not subject to FDIC protection. Additionally, bank deposit sweep vehicles are subject to bank failure risk, but are eligible for FDIC protection up to a limit of $250,000 per account. The vehicle through which the Fund’s cash-sweep program is administered may include bank deposits that are not registered under the 1940 Act, in which case, the Fund, as an investor in the vehicle, would not be entitled to the protections afforded by the 1940 Act.

Equity Securities Risk. The Fund will invest in equity securities. Equity securities (which generally include common stocks, preferred stocks, warrants, and securities convertible into common or preferred stocks) are generally volatile and riskier than some other forms of investment. Equity securities of companies with relatively small market capitalizations may be more volatile than the securities of larger, more established companies. Common stock prices fluctuate based on changes in a company’s financial condition, on overall market and economic conditions, and on investors’ perception of a company’s well-being. Preferred stocks are typically subordinated to bonds and other debt instruments in a company’s capital structure in terms of priority to corporate income. As well as the risks associated with common stocks, preferred stocks will be subject to greater credit risk than the debt instruments to which they are subordinate. Convertible stock is subject to the

18	1-844-680-6562 | www.clarkstonfunds.com

risks of both debt securities and equity securities. The value of convertible stock tends to decline as interest rates rise and, due to the conversion feature, to vary with fluctuations in the market value of the underlying equity security.

Market Risk. The market price of a security or instrument may decline, sometimes rapidly or unpredictably, due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic or political conditions throughout the world, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The market value of a security or instrument also may decline because of factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry.

Mid-Cap Company Risk. The securities of mid-capitalization companies may be subject to more abrupt or erratic market movements and may have lower trading volumes or more erratic trading than securities of larger, more established companies or market averages in general. In addition, such companies typically are more likely to be adversely affected than large capitalization companies by changes in earnings results, business prospects, investor expectations or poor economic or market conditions.

Non-Diversification Risk. The Fund is classified as a “non-diversified” investment company under the 1940 Act, which means that it may invest more of its assets in the securities of a single issuer or a smaller number of issuers than if it were a “diversified” fund. To the extent the Fund invests a significant percentage of its assets in a limited number of issuers, the Fund is subject to the risks of investing in those few issuers, and may be more susceptible to a single adverse economic or regulatory occurrence. As a result, changes in the market value of a single security could cause greater fluctuations in the value of Fund shares than would occur in a diversified fund.

Sector Focus Risk. The Fund may invest a substantial portion of its assets within one or more economic sectors. To the extent the Fund focuses in one or more sectors, market or economic factors impacting those sectors could have a significant effect on the value of the Fund’s investments. Additionally, the Fund’s performance may be more volatile when the Fund’s investments are focused in a particular sector. The Fund may tend to be more heavily weighted in companies in the financial services sector. The values of companies in the financial services sector are particularly vulnerable to economic downturns and changes in government regulation and interest rates.

It is possible to lose money on an investment in the Fund. Investments in the Fund are not deposits or obligations of any bank, are not endorsed or guaranteed by any bank and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

Performance Information

The following information provides some indication of the risks of investing in the Fund by showing how the Fund’s performance has varied over time. The bar chart depicts the change in performance from year to year during the periods indicated. The bar chart figures do not include any applicable sales charges that investors may pay when they buy or sell shares of the Fund. If sales charges were included, the returns would be lower. The performance table compares the average annual returns of the Fund’s

Prospectus | January 28, 2019	19

Clarkston Funds

Institutional Class to a broad-based securities market index for the periods indicated. The index is not actively managed and is not available for direct investment. The bar charts and performance tables assume reinvestment of dividends and distributions. The Fund’s past performance does not necessarily indicate how it will perform in the future. Updated performance information is available on the Fund’s website at www.clarkstonfunds.com or by calling 1-844-680-6562.

Annual Total Returns (For the Calendar Year ended 12/31) – Institutional Class Shares

Best Quarter – September 30, 2018	1.43%
Worst Quarter – December 31, 2018	(9.94)%

Average Annual Total Returns (for the periods ended December 31, 2018)

	1 Year	Since Inception (September 15, 2015)
Institutional Class
Return Before Taxes	(7.82)%	1.32%
Return After Taxes on Distributions	(8.32)%	0.98%
Return After Taxes on Distributions and Sale of Fund Shares	(4.29)%	1.01%
Russell Midcap Index TR (reflects no deduction for fees, expenses or taxes)	(9.06)%	2.70%

After-tax returns are calculated using the historically highest individual U.S. federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown in the preceding table. The after-tax return information shown above does not apply to Fund shares held through a tax-deferred account, such as a 401(k) plan or an IRA.

Investment Adviser

Clarkston Capital Partners, LLC is the investment adviser to the Fund.

20	1-844-680-6562 | www.clarkstonfunds.com

Portfolio Managers

Jeffrey A. Hakala, CFA, CPA, Chief Executive officer and Chief Investment Officer of the Adviser, has been a portfolio manager for the Fund since its inception.

Gerald W. Hakala, CFA, Managing Partner, Equities of the Adviser, has been a portfolio manager for the Fund since its inception.

Purchase and Sale of Fund Shares

The Fund offers investors one class of shares: Institutional Class. The Institutional Class shares are subject to a $10,000 minimum with no minimum subsequent investment. Investors generally may meet the minimum investment amount by aggregating multiple accounts within the Fund if desired and if allowed by the relevant intermediary. The Fund reserves the right to change the amount of these minimums from time to time or to waive them in whole or in part if, in the Adviser’s or the Fund’s opinion, the investor has adequate intent and availability of assets to reach a future level of investment in the Fund that is equal to or greater than the minimum. Investors may establish an Automatic Investment Plan (AIP) account or a Systematic Withdrawal Plan (SWP) account; there are no subsequent investment minimums for investments in AIP or SWP accounts.

Purchases and redemptions of Institutional Class shares may be made on any day the New York Stock Exchange is open for trading. Purchases and redemptions can generally be made only through institutional channels, such as financial intermediaries and retirement platforms, unless the investment is held directly with the Fund’s transfer agent. You should contact your financial intermediary or refer to your plan documents for information on how to invest in the Fund.

Tax Information

For U.S. federal income tax purposes, the Fund’s distributions may be taxable as ordinary income, capital gains or qualified dividend income, except when your investment is in an IRA, 401(k) or other tax-deferred investment plan. Subsequent withdrawals from such a tax-deferred investment plan will be subject to special tax rules.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES

This section describes the investment objectives and principal investment strategies of each of the Clarkston Partners Fund, the Clarkston Fund and the Clarkston Founders Fund (each, a “Fund,” and collectively, the “Funds”). See “MORE ON EACH FUND’S INVESTMENTS AND RELATED RISKS” in this Prospectus and the Statement of Additional Information for more information about the Funds’ investments and the risks of investing.

What is each Fund’s Investment Objective?

The Clarkston Partners Fund’s investment objective is to achieve long-term capital appreciation.

The Clarkston Fund’s investment objective is to achieve long-term capital appreciation.

The Clarkston Founders Fund’s investment objective is to achieve long-term capital appreciation.

While there is no assurance that the Funds will achieve their investment objectives, the Funds endeavor to do so by following the strategies and policies described in this Prospectus.

The Board of Trustees (the “Board”) may change a Fund’s name, investment objectives or principal investment strategies without a shareholder vote. A Fund will notify you in writing at least sixty (60) days before making any such change. If there is a material change to a Fund’s investment objectives or principal investment strategies, you should consider whether that Fund remains an appropriate investment for you.

What are Each Fund’s Principal Investment Strategies?

Clarkston Partners Fund

Under normal circumstances, the Fund invests primarily in equity securities of U.S. small and medium market capitalization companies. The Fund’s investments in equity securities may include common stock, preferred stock and convertible securities.

The Adviser considers small and medium market capitalization companies to be those companies with market capitalizations below that of the largest company based on market capitalization in the Russell 2500TM Index at the time of initial purchase. As of December 31, 2018, the market capitalization of the largest company based on market capitalization in the Russell 2500TM Index was $18.5 billion. The Fund will, however, also invest in equity securities of larger companies. Because small and medium market capitalization companies are defined by reference to an index, the market capitalization of the companies in which the fund invests may vary with market conditions.

The Fund seeks to achieve long-term capital appreciation while minimizing volatility and risk by investing in companies that the Adviser believes to be of high quality and believes to be undervalued relative to their future growth potential. The Adviser refers to this approach as “quality/value” investing.

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The Fund is “non-diversified,” which means that it may invest a significant portion of its assets in a relatively small number of issuers. From time to time, the Fund may focus its investments in companies in one or more economic sectors. Economic sectors include multiple different industries. The Fund will not invest 25% or more of its assets in any one industry.

Clarkston Fund

Under normal circumstances, the Fund invests primarily in equity securities of U.S. large market capitalization companies. The Fund’s investments in equity securities may include common stock, preferred stock and convertible securities.

The Adviser considers large market capitalization companies to be those companies with market capitalizations above that of the smallest company based on market capitalization in the S&P500® Index at the time of initial purchase. As of December 31, 2018, the market capitalization of the smallest company based on market capitalization in the S&P500® Index was $2.9 billion. The Fund will, however, also invest in equity securities of smaller companies. Because large market capitalization companies are defined by reference to an index, the market capitalization of the companies in which the Fund invests may vary with market conditions.

The Fund seeks to achieve long-term capital appreciation while minimizing volatility and risk by investing in companies that the Adviser believes to be of high quality and believes to be undervalued relative to their future growth potential. The Adviser refers to this approach as “quality/value” investing.

The Fund is “non-diversified,” which means that it may invest a significant portion of its assets in a relatively small number of issuers. From time to time, the Fund may focus its investments in companies in one or more economic sectors. Economic sectors include multiple different industries. The Fund will not invest 25% or more of its assets in any one industry.

Clarkston Founders Fund

Under normal circumstances, the Fund invests primarily in equity securities of U.S. medium market capitalization companies. The Fund’s investments in equity securities may include common stock, preferred stock and convertible securities.

The Adviser considers medium market capitalization companies to be those companies with market capitalizations within the range of companies included in the Russell Midcap® Index at the time of initial purchase. As of December 31, 2018, the Russell Midcap® Index included companies with a market capitalization range of between approximately $0.4 billion and $35.7 billion. The Fund will, however, also invest in equity securities of smaller or larger companies. Because medium market capitalization companies are defined by reference to an index, the market capitalization of the companies in which the Fund invests may vary with market conditions.

The Fund seeks to achieve long-term capital appreciation while minimizing volatility and risk by investing in companies that the Adviser believes to be of high quality and believes to be undervalued relative to their future growth potential. The Adviser refers to this investment philosophy as “quality/value” investing.

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Clarkston Funds

The Fund is “non-diversified,” which means that it may invest a significant portion of its assets in a relatively small number of issuers. From time to time, the Fund may focus its investments in companies in one or more economic sectors. Economic sectors include multiple different industries. The Fund will not invest 25% or more of its assets in any one industry.

All Funds

In managing each Fund’s portfolio, the Adviser uses its “quality/value” investment philosophy to create a focused portfolio that is designed to allow each company to have a significant contribution to the overall performance of a Fund. The Adviser focuses on quality companies with sustainable competitive advantages that are operated by capable managers who have a keen eye for capital allocation resulting in consistently high Cash Returns on Net Operating Assets (“CRONOA”). The Adviser’s definition of “quality” companies are those that have competitive advantages that allow for consistently high CRONOA and sufficient free cash. The Adviser seeks to implement its philosophy through the disciplined purchasing of quality companies only when the companies trade at a reasonable discount to intrinsic value.

The Adviser’s investment process begins with an analysis for quality in three areas or principles: financial, business and management.

Financial Principle: Consistently high CRONOA, solid free-cash flow generation and strong balance sheets are characteristics typically found in companies that possess competitive advantages.

Business Principle: The Adviser focuses on understanding the business model, identifying the source of a company’s competitive advantage, and determining if the competitive advantage is sustainable.

Management Principle: The Adviser’s fundamental analysis consists of assessing management teams capable of understanding and executing their competitive advantage and who allocate capital in a manner that preserves and enhances their industry dominance. Management honesty and candor is also a fundamental requirement.

Companies that meet the Adviser’s requirements in these areas are then subjected to the Adviser’s valuation analysis. The Adviser’s valuation analysis process begins with a determination of a company’s “normalized” free cash flow yield. The Adviser adds this yield to its estimate of the company’s future free cash flow growth rate. This results in the Adviser’s expectation for a security’s expected return. The Adviser purchases companies only when their return expectation exceeds the Adviser’s internal return targets. Companies with higher risk profiles have higher internal return targets.

MORE ON EACH FUND’S INVESTMENTS AND RELATED RISKS

Each Fund’s investment objective and principal investment strategies are described above under “INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES.” This section provides additional information about each Fund’s investment strategies and certain portfolio management techniques each Fund may use, as well as the principal and other risks that may affect each Fund’s

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portfolio. Additional information about some of these investments and portfolio management techniques and their associated risks is included in the Funds’ Statement of Additional Information (“SAI”), which is available without charge upon request (see back cover).

What are the Principal Risks of Investing in the Funds?

ADR Risk. Each Fund may invest in ADRs, which are certificates that evidence ownership of shares of a foreign issuer and are alternatives to purchasing directly underlying foreign securities in their national markets and currencies. However, ADRs may be subject to certain of the risks associated with direct investments in the securities of foreign companies. Moreover, ADRs may not track the price of the underlying foreign securities on which they are based, and their value may change materially at times when U.S. markets are not open for trading.

Cash Position Risk. A Fund may hold cash or short-term instruments, such as interest-bearing savings accounts or demand deposit accounts at banks and investments in money market accounts for many reasons including, (i) as part of the Adviser’s strategy in order to take advantage of investment opportunities as they arise, (ii) when the portfolio managers believe that market conditions are unfavorable for profitable investing for the Fund, (iii) when the portfolio managers are otherwise unable to locate attractive investment opportunities for the Fund, (iv) as a temporary measure in order to meet redemption requests, or (v) as a defensive measure in response to adverse market or economic conditions. During periods when a Fund maintains exposure to cash or short-term instruments, it may not participate in market movements to the same extent that it would if the Fund was more fully invested in equity securities.

Cash-Sweep Program Risk. The Funds may invest in cash-sweep programs administered by the Funds’ custodian or another third party through which the Funds’ cash holdings are placed in interest-bearing savings accounts, demand deposit accounts at various banks, or money market instruments. All sweep vehicles, whether or not registered under the Investment Company Act of 1940, as amended (the “1940 Act”), carry certain risks. For example, money market fund sweep vehicles are subject to market risks and are not subject to FDIC protection. Additionally, bank deposit sweep vehicles are subject to bank failure risk, but are eligible for FDIC protection up to a limit of $250,000 per account. The vehicle through which a Fund’s cash- sweep program is administered may include bank deposits that are not registered under the 1940 Act, in which case, a Fund, as an investor in the vehicle, would not be entitled to the protections afforded by the 1940 Act.

Equity Securities Risk. Each Fund will invest in equity securities. Equity securities (which generally include common stocks, preferred stocks, warrants, securities convertible into common or preferred stocks and similar securities) are generally more volatile and riskier than some other forms of investment. Equity securities of companies with relatively small market capitalizations may be more volatile than the securities of larger, more established companies and the broad equity market indices generally. This risk of loss is further elevated because the Funds may target businesses that may be experiencing or recently experienced financial distress, or may be in, entering, or emerging from, bankruptcy proceedings. Common stock and other equity securities may take the form of stock in corporations, partnership interests, interests in limited liability companies and other direct or indirect interests in business organizations. Common stock prices fluctuate based on changes in a company’s financial condition, on overall market and economic conditions, and on investors’

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perception of a company’s well-being. Preferred stocks are typically subordinated to bonds and other debt instruments in a company’s capital structure in terms of priority to corporate income. As well as the risks associated with common stocks, preferred stocks will be subject to greater credit risk than the debt instruments to which they are subordinate. Convertible stock is subject to the risks of both debt securities and equity securities. The value of convertible stock tends to decline as interest rates rise and, due to the conversion feature, to vary with fluctuations in the market value of the underlying equity security.

Large-Capitalization Company Risk. The Clarkston Fund is expected to invest in large-capitalization companies. Large-capitalization companies may go in and out of favor based on market and economic conditions. Large companies may be unable to respond quickly to new competitive challenges, such as changes in technology, and also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion. Although the securities of larger companies may be less volatile than those of companies with smaller market capitalizations, returns on investments in securities of large capitalization companies could trail the returns on investments in securities of smaller companies.

Mid-Capitalization and Small-Capitalization Company Risk. The Clarkston Founders Fund is expected to invest in mid-capitalization companies and the Clarkston Partners Fund is expected to invest in small- and mid-capitalization companies. The securities of small-capitalization and mid-capitalization companies may be subject to more abrupt or erratic market movements and may have lower trading volumes or more erratic trading than securities of larger, more established companies or market averages in general. In addition, such companies typically are more likely to be adversely affected than large capitalization companies by changes in earnings results, business prospects, investor expectations or poor economic or market conditions.

Market Risk. The market price of a security or instrument may decline, sometimes rapidly or unpredictably, due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic or political conditions throughout the world, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The market value of a security or instrument also may decline because of factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry.

Non-Diversification Risk. Each Fund is classified a “non-diversified” investment company under the 1940 Act, which means that each Fund may invest more of its assets in the securities of a single issuer or a smaller number of issuers than if it were a “diversified” fund. To the extent a Fund invests a significant percentage of its assets in a limited number of issuers, such Fund is subject to the risks of investing in those few issuers, and may be more susceptible to a single adverse economic or regulatory occurrence. As a result, changes in the market value of a single security could cause greater fluctuations in the value of a Fund’s shares than would occur in a diversified fund.

Sector Focus Risk. To the extent that the holdings in a Fund are focused in a particular sector, the Fund will be subject to the risk that economic, political or other conditions that have a negative effect on that sector may negatively impact the Fund to a greater extent than if the assets were invested in a wider variety of sectors. The financial services sector has a number of inherent risks,

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such as: (i) regulatory risks, which significantly impact the highly regulated financial services sector because financial institutions face considerable costs for regulatory compliance and reporting, (ii) credit risks, as sudden freezes or a loss of credit can disrupt daily operations, (iii) liquidity risk when assets or investments lose value and collateral cannot be sold in time to prevent a loss and (iv) recoupment risk if financial institutions lose their ability to recover loans and/or investments made regarding assets that have lost their value. Financial institutions also face (i) operational risks due to speculation as to how the markets will react in the future, (ii) security risks (including cybersecurity risks), and (iii) business continuity risks. Finally, some financial institutions face diversification risk because they may be very concentrated in their business focus or exposed to single business lines. Producer durables companies are subject to certain risks, including the general state of the economy, intense competition, consolidation, domestic and international politics, excess capacity and consumer demand and spending trends. The values of companies in the producer durables sector may also be significantly affected by overall capital spending levels, economic cycles, technical obsolescence, delays in modernization, labor relations, and government regulations. Consumer staples companies can be significantly impacted by demographic and product trends, competitive pricing, food fads, marketing campaigns, environmental factors, government regulation, the performance of the overall economy, interest rates, and consumer confidence.

What are the Non-Principal Risks of Investing in the Funds?

The inherent risks associated with the Funds that are less likely to have a material effect on each Fund’s investment portfolio as a whole are called “non-principal risks.” The non-principal risks of the Funds are further described below and in the SAI. It is important to read all the disclosure information provided and to understand that you may lose money by investing in a Fund.

Cybersecurity Risk. In connection with the increased use of technologies such as the Internet and the dependence on computer systems to perform necessary business functions, each Fund may be susceptible to operational, information security and related risks due to the possibility of cyber-attacks or other incidents. Cyber incidents may result from deliberate attacks or unintentional events. Cyber- attacks include, but are not limited to, infection by computer viruses or other malicious software code, gaining unauthorized access to systems, networks or devices that are used to service a Fund’s operations through hacking or other means for the purpose of misappropriating assets or sensitive information, corrupting data or causing operational disruption. Cyber-attacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks (which can make a website unavailable) on the Funds’ website. In addition, authorized persons could inadvertently or intentionally release confidential or proprietary information stored on a Fund’s systems.

Cybersecurity failures or breaches by a Fund’s third-party service providers (including, but not limited to, the adviser, distributor, custodian, transfer agent and financial intermediaries) may cause disruptions and impact the service providers’ and a Fund’s business operations, potentially resulting in financial losses, the inability of Fund shareholders to transact business and the mutual funds to process transactions, inability to calculate a Fund’s net asset value, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs and/or additional compliance costs. Each Fund and its shareholders could be negatively impacted as a result of successful cyber-attacks against, or security breakdowns of, a Fund or its third-party service providers.

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Clarkston Funds

A Fund may incur substantial costs to prevent or address cyber incidents in the future. In addition, there is a possibility that certain risks have not been adequately identified or prepared for. Furthermore, a Fund cannot directly control any cybersecurity plans and systems put in place by third party service providers. Cybersecurity risks are also present for issuers of securities in which a Fund invests, which could result in material adverse consequences for such issuers, and may cause a Fund’s investment in such securities to lose value.

Derivatives Risk. The Funds may invest in derivative securities for bona fide hedging purposes. A derivative security is a financial contract whose value is based on (or “derived from”) a traditional security (such as a bond) or a market index. The use of futures, options, repurchase agreements and other derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments, and include leverage, volatility, liquidity, credit and tracking risks. In addition, long options positions may expire worthless.

Exchange-Traded Fund (“ETF”) and Other Investment Company Risk. As a non-principal investment strategy, each Fund may invest in ETFs and other investment companies. ETFs are funds whose shares are traded on a national exchange. ETFs may be based on underlying equity or fixed income securities, as well as commodities or currencies. ETFs do not sell individual shares directly to investors and only issue their shares in large blocks known as “creation units.” The investor purchasing a creation unit then sells the individual shares on a secondary market. Although similar diversification benefits may be achieved through an investment in another investment company, ETFs generally offer greater liquidity and lower expenses. Because an ETF incurs its own fees and expenses, shareholders of the Fund investing in an ETF will indirectly bear those costs. Such Fund will also incur brokerage commissions and related charges when purchasing or selling shares of an ETF. Unlike typical investment company shares, which are valued once daily, shares in an ETF may be purchased or sold on a securities exchange throughout the trading day at market prices that are generally close to the NAV of the ETF.

The Funds may also invest in investment companies that are corporations, trusts, or partnerships that invest pooled shareholder dollars in securities appropriate to the organization’s objective. Mutual funds, closed-end funds, unit investment trusts and ETFs are examples of investment companies. By investing in another investment company, the Funds will indirectly bear any asset-based fees and expenses charged by the underlying investment company in which the Funds invest. Investments in securities of other investment companies are subject to statutory limitations prescribed by the 1940 Act. Absent an available exemption, the Funds may not: (i) acquire more than 3% of the voting securities of any other investment company; (ii) invest more than 5% of their total assets in securities of any one investment company; or (iii) invest more than 10% of their total assets in securities of all investment companies.

Foreign Security Risk. The Funds may invest in foreign securities indirectly through ADRs. Foreign securities are generally riskier than U.S. securities. As a result, the Funds are subject to foreign risk, meaning that political events (such as civil unrest, national elections and imposition of exchange controls), social and economic events (such as labor strikes and rising inflation), and natural disasters occurring in a country where a Fund invests could cause the Fund’s investments in that country to experience gains or losses. Securities of foreign issuers may be less liquid, more volatile and harder to value than U.S. securities.

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Investment Focus Risk. To the extent that a Fund focuses its investments in particular industries, classes or sectors of the economy, any market price movements, regulatory or technological changes, or economic conditions affecting companies in those industries, asset classes or sectors will have a significant impact on the Fund’s performance. The Funds will not concentrate their investments, as defined under the 1940 Act.

Liquidity Risk. From time to time, the trading market for a particular security or type of security in which the Funds invest may become less liquid or even illiquid. Reduced liquidity will have an adverse impact on the Funds’ ability to sell such securities when necessary to meet the Funds’ liquidity needs or in response to a specific economic event. Market quotations for such securities may be volatile.

Managed Portfolio Risk. The Adviser’s investment strategies or choice of specific securities may be unsuccessful and may cause a Fund to incur losses.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Trust’s policies and procedures with respect to the disclosure of each Fund’s portfolio securities are described in the Funds’ SAI.

MANAGEMENT

The Adviser, subject to the authority of the Board of Trustees, furnishes continuing investment supervision to the Funds and is responsible for the management of each Fund’s portfolio.

The Adviser is an independent investment management firm with a “quality/value” investment philosophy. The Adviser was formed in 2007 and has provided investment advisory services (including through its predecessor firms) since 2004.

The Adviser’s principal address is 91 West Long Lake Road, Bloomfield Hills, Michigan 48304.

Pursuant to the Investment Advisory Agreement (the “Advisory Agreement”) with the Adviser, each Fund pays the Adviser an annual management fee for each Fund based on the Fund’s average daily net assets. The following table reflects each Fund’s contractual investment advisory fee rate (expressed as an annual rate), as well as the effective investment advisory fee rate paid by the Fund to the Adviser (net of fee waivers) for each Fund that had completed a full fiscal year of operations as of the date of this Prospectus.

Fund	Contractual Advisory Fee (%) (annual rate)	Effective Investment Advisory Fee Rate (%) (for the fiscal year ended September 30, 2018)
Clarkston Partners Fund	0.80%	0.71%
Clarkston Fund	0.50%	0.22%
Clarkston Founders Fund	0.75%	0.44%

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The management fee is paid on a monthly basis. The initial term of the Advisory Agreement is two years. The Board may extend the Advisory Agreement for additional one-year terms. The Board and shareholders of the Funds may terminate the Advisory Agreement upon thirty (30) days’ notice. The Adviser may terminate the Advisory Agreement upon sixty (60) days’ notice. A discussion regarding the basis for the Board’s approval of the Advisory Agreement is provided in the Funds’ annual report to shareholders for the period ended September 30, 2018.

The Adviser has contractually agreed to limit the amount of each Fund’s Total Annual Fund Operating Expenses, exclusive of shareholder service fees, brokerage expenses, interest expenses, acquired fund fees and expenses, taxes and extraordinary expenses, to an annual rate, as set out below, of such Fund’s average daily net assets.

Fund	Contractual Fee Waiver
Clarkston Partners Fund	0.85%
Clarkston Fund	0.55%
Clarkston Founders Fund	0.80%

This agreement is in effect through January 31, 2020. The Adviser may not terminate this agreement without the approval by the Funds’ Board of Trustees. The Adviser will be permitted to recover, on a class-by-class basis, expenses it has borne subsequent to the effective date of the agreement described above (whether through reduction of its management fee or otherwise) only to the extent that the Fund’s expenses in later periods do not exceed the lesser of: (1) the contractual expense limit in effect at the time the Adviser waives or limits the expenses; or (2) the contractual expense limit in effect at the time the Adviser seeks to recover the expenses; provided, however, that the Fund will not be obligated to reimburse any such expenses borne by the Adviser more than three years after the end of the date on which the fee or expense was waived or limited or assumed and paid by the Adviser, as calculated on a monthly basis.

THE PORTFOLIO MANAGERS

The portfolio managers are primarily responsible for the day-to-day investment and reinvestment of the Funds’ assets. The portfolio managers listed below have served as each Fund’s portfolio managers since each Fund’s inception.

Information about the portfolio managers, including information about the portfolio managers’ business experience, appears below. More information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of securities in the Funds is included in the SAI.

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PORTFOLIO MANAGER	PAST 5 YEARS’ BUSINESS EXPERIENCE
Jeffrey A. Hakala, CPA, CFA Chief Executive Officer and Chief Investment Officer

Jeffery Hakala is Co-Founder, Chief Executive Officer and Chief Investment Officer of the Adviser. He has co-managed the firm’s investment disciplines since the firm’s inception in 2007. Mr. Hakala has a Bachelor of Arts, Business Administration from Michigan State University and a Master of Business Administration from Michigan State University.

Gerald W. Hakala, CFA Managing Partner, Equities

Gerald Hakala is Co-Founder and Managing Partner, Equities of the Adviser. He has co-managed the firm’s investment disciplines since the firm’s inception in 2007. Mr. Hakala has a Bachelor of Business Administration from the University of Michigan and a Master of Business Administration from Michigan State University.

ADMINISTRATOR, DISTRIBUTOR AND TRANSFER AGENT OF THE FUNDS

ALPS Fund Services, Inc. (the “Administrator” or the “Transfer Agent”) serves as the Funds’ administrator, fund accountant and transfer agent. ALPS Distributors, Inc. (“ADI” or the “Distributor”) serves as the Funds’ distributor.

BUYING AND REDEEMING SHARES

The Clarkston Fund and Clarkston Founders Fund currently offer Institutional Class shares. The Clarkston Partners Fund currently offers Founders Class and Institutional Class shares. Each share class of the Clarkston Partners Fund represents an investment in the same portfolio of securities, but each share class has its own expense structure, allowing you to choose the class that best meets your situation. When you purchase shares of the Clarkston Partners Fund, you must choose a share class.

Factors you should consider in choosing a class of shares include:

●	how long you expect to own the shares;
●	how much you intend to invest; and
●	total expenses associated with owning shares of each class.

No sales charges will be applied to your share purchases.

Founders Class shares are offered on a limited basis and are available only to clients of institutions with managed account programs that have been approved by the Adviser, subject to an aggregate minimum of $100 million.

Institutional Class shares are typically offered only through certain types of financial intermediaries and to certain institutional investors. Institutional Class shares are also offered directly, via the Funds’ transfer agent or through financial intermediaries. Such financial intermediaries may seek payment from a Fund or its service providers for the provision of distribution, administrative and/or shareholder retention services. Institutional investors may include, but are not limited to, corporations, retirement plans, public plans and foundations/endowments.

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Not all financial intermediaries offer all classes of shares. Each investor’s financial considerations are different. You should speak with your financial advisor to help you decide which share class is best for you. If your financial intermediary offers more than one class of shares, you should carefully consider which class of shares to purchase. Certain classes have higher expenses than other classes, which may lower the return on your investment.

Distribution and Services (12b-1) Plan

The Funds have not adopted 12b-1 plans.

Shareholder Services Plan for Institutional Class Shares

Each Fund has adopted a non-Rule 12b-1 shareholder services plan (a “Services Plan”) for Institutional Class shares which authorize each Fund to compensate select financial intermediaries and Fund affiliates an aggregate fee in an amount not to annually exceed 0.15% of the average daily net asset value of the Institutional Class shares of each Fund attributable to, or held in the name of, the financial intermediary for its clients as compensation for maintaining customer accounts that hold Fund shares. The Service Plan fee is compensation for providing, some or all of the following services: (i) establishing and maintaining Fund shareholder accounts, (ii) aggregating, processing and transmitting Fund shareholder orders and instructions regarding accounts, (ii) processing dividend and other distribution payments from each Fund on behalf of shareholders, (iv) preparing reports or forms on behalf of shareholders, (v) forwarding communications from each Fund to shareholders, and (vi) providing such other similar services as applicable statutes, rules or regulations permit. None of the aforementioned services includes distribution related services or activities. Any amount of the Services Plan fees not paid during the Funds’ fiscal year for such services shall be reimbursed to the applicable Fund.

Payments to Financial Intermediaries and Other Arrangements

The Adviser and/or its affiliates may enter into arrangements to make payments for additional activities to select financial intermediaries intended to result in the sale of Fund shares and/or other shareholder servicing activities out of the Adviser’s own resources (which may include profits from providing advisory services to each Fund). These payments are often referred to as “revenue sharing payments” and the revenue sharing payment amount generally vary by financial intermediary. The aggregate amount of the revenue sharing payments are determined by the Adviser and may be substantial. Revenue sharing payments create no additional cost to each Fund or its applicable shareholders.

Revenue sharing payments may create an incentive for a financial intermediary or its employees or associated persons to recommend or sell shares of a Fund to you, rather than shares of another mutual fund. Please contact your financial intermediary’s investment professional for details about revenue sharing payments it may be receiving.

Networking, Sub-Accounting and Administrative Fees

Select financial intermediaries may enter into arrangements with each Fund, or its designees, to perform certain networking, recordkeeping, sub-accounting and/or administrative services for shareholders of each Fund. These activities are routinely processed through the National Securities

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Clearing Corporation’s Fund/SERV and Trust Networking systems or similar systems. In consideration for providing these services in an automated environment, such financial intermediaries may receive compensation from each Fund. Any such compensation by each Fund to these select financial intermediaries for the aforementioned services are in addition to any shareholder services provided to applicable Fund shareholders.

Investment Minimums

The Clarkston Partners Fund offers investors two classes of shares: the Founders Class and the Institutional Class. Founders class shares are offered on a limited basis and are available only to clients of institutions with managed account programs that have been approved by the Adviser, subject to an aggregate minimum of $100 million. The Institutional Class shares are subject to a $25,000 minimum with no minimum subsequent investment. The Clarkston Fund and the Clarkston Founders Fund offer investors Institutional Class shares subject to a $10,000 minimum investment with no minimum subsequent investment. Investors generally may meet the minimum investment amount by aggregating multiple accounts within the Funds if desired and if allowed by the relevant intermediary. Each Fund reserves the right to change the amount of these minimums from time to time or to waive them in whole or in part if, in the Adviser’s or the Fund’s opinion, the investor has adequate intent and availability of assets to reach a future level of investment in the Fund that is equal to or greater than the minimum. Investors may establish an Automatic Investment Plan (AIP) account or a Systematic Withdrawal Plan (SWP) account; there are no subsequent investment minimums for investments in AIP or SWP accounts.

Exceptions to Investment Minimums

The following investors will not be subject to the Funds’ investment minimums with respect to Institutional Class shares:

●	Financial advisors and consultants whose clients aggregate over the investment minimums;
●	Institutions that have a strategic investment advisory relationship with the Adviser;
●	Employees of the Adviser and their immediate family members; and
●	The Adviser’s investment advisory clients.

The Adviser reserves the right to make additional exceptions or otherwise modify these exceptions at any time and to reject any investment for any reason.

Buying Shares

In order to buy, exchange or redeem shares at that day’s net asset value, you must place your order with a Fund or its agent before the New York Stock Exchange (“NYSE”) closes (normally, 4:00 p.m. Eastern time). If the NYSE closes early, you must place your order prior to the actual closing time. Orders received by financial intermediaries prior to the close of trading on the NYSE will be confirmed at the offering price computed as of the close of trading on the NYSE. It is the responsibility of the financial intermediary to ensure that all orders are transmitted in a timely manner to the Funds. Otherwise, you will receive the next business day’s net asset value.

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Clarkston Funds

Investors may purchase, exchange or redeem Institutional Class shares of the Funds directly or through retirement plans, broker-dealers, bank trust departments, financial advisors or other financial intermediaries. Shares made available through full service broker-dealers may be available through wrap accounts under which such broker-dealers impose additional fees for services connected to the wrap account. Contact your financial intermediary or refer to your plan documents for instructions on how to purchase or redeem shares.

Investors may be charged a fee if they effect transactions through a broker or agent. The Funds have authorized one or more brokers to receive on its behalf purchase and redemption orders. Such brokers are authorized to designate other intermediaries to receive purchase and redemption orders on the Funds’ behalf. The Funds will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker’s authorized designee, receives the order. Customer orders will be priced at the Funds’ net asset value next computed after they are received by an authorized broker or the broker’s authorized designee.

There is an annual pass through IRA and Coverdell Education Savings Account maintenance fee of $10.00 that is charged by the IRA custodian on a per-account basis.

With certain limited exceptions, the Funds are available only to U.S. citizens or residents.

The Funds will generally accept purchases only in U.S. dollars drawn from U.S. financial institutions. Cashier’s checks, third party checks, money orders, credit card convenience checks, cash or equivalents or payments in foreign currencies are not acceptable forms of payment. You may also contact the Funds to request a purchase of Fund shares using securities you own. The Funds reserve the right to refuse or accept such requests in whole or in part.

Redeeming Shares

Redemptions, like purchases, may generally be effected only through retirement plans, broker-dealers, financial intermediaries and directly through the Funds. Please contact the Fund, your financial intermediary or refer to the appropriate plan documents for details. Your financial intermediary may charge a processing or service fee in connection with the redemption of shares.

Redemption Payments

In all cases, your redemption price is the net asset value per share next determined after your request is received in good order. “Good order” means that your redemption request includes: (i) the Fund name and account number; (ii) the amount of the transaction in dollars or shares; (iii) signatures of you and any other person listed on the account, exactly as the shares are registered; (iv) any certificates you are holding for the account; and (v) any supporting legal documentation that may be required.

Redemption proceeds will typically be sent within one to two business days but may take up to seven days. However, if you recently purchased your shares by check, your redemption proceeds will not be sent to you until your original check clears, which may take up to 10 days. The Funds typically pay redemptions from cash, cash equivalents, proceeds from the sale of Fund shares, and/or from the sale of portfolio securities. These redemption payment methods are expected to be used in regular and stressed market conditions.

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Your redemption proceeds can be sent by check to your address of record or by wire transfer to a bank account designated on your application. Your bank may charge you a fee for wire transfers. Any request that your redemption proceeds be sent to a destination other than your bank account or address of record must be in writing and must include a Medallion signature guarantee. Please call 1-844-680-6562 for information on obtaining a Medallion signature guarantee.

The Funds are not responsible for losses or fees resulting from posting delays or non-receipt of redemption payments at your bank when shareholder payment instructions are followed.

Redemptions In-Kind

Each Fund reserves the right to make a payment in securities rather than cash. If a Fund deems it advisable for the benefit of all shareholders that a redemption payment wholly or partly in-kind would be in the best interests of the Fund’s remaining shareholders, the Fund may pay redemption proceeds to you in whole or in part with securities held by the Fund. If a Fund decides to redeem in-kind, the redeeming shareholder will generally receive pro-rata shares of the Fund’s portfolio. A redemption in-kind could occur under extraordinary circumstances, such as a very large redemption that could affect a Fund’s operations (for example, more than 1% of the Fund’s net assets). However, a Fund is required to redeem shares solely for cash up to the lesser of $250,000 or 1% of the net asset value of the Fund during any 90-calendar day period for any one shareholder. Should redemptions by any shareholder exceed such limitation, the Funds will have the option of redeeming the excess in cash or in-kind. Securities used to redeem Fund shares will be valued as described in “How Fund Shares are Priced” below. A shareholder may pay brokerage charges on the sale of any securities received as a result of a redemption in-kind. Redemptions in-kind are taxed to a redeeming shareholder for federal income tax purposes in the same manner as cash redemptions. Securities received in a redemption in-kind are subject to market risk until sold.

Medallion Signature Guarantees

Each Fund requires a Medallion signature guarantee on any written redemption over $100,000 (but may require additional documentation or a Medallion signature guarantee on any redemption request to help protect against fraud) or for certain types of transfer requests or account registration changes. A Medallion signature guarantee may be obtained from a domestic bank or trust company, broker, dealer, clearing agency, savings association or other financial institution that is participating in a medallion program recognized by the Securities Transfer Association. The three “recognized” medallion programs are Securities Transfer Agents Medallion Program (STAMP), Stock Exchanges Medallion Program (SEMP) and NYSE, Inc. Medallion Signature Program (NYSE MSP). Please call 1-844-680-6562 for information on obtaining a Medallion signature guarantee.

Redemption Fees

The Funds do not charge redemption fees.

SHARE TRANSACTIONS

Share Certificates

The Funds do not issue share certificates.

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Clarkston Funds

Frequent Purchases and Sales of Fund Shares

The Funds do not permit market timing or other abusive trading practices. Each Fund reserves the right, but does not have the obligation, to reject any purchase transaction at any time. In addition, each Fund reserves the right to suspend its offering of shares or to impose restrictions on purchases at any time that are more restrictive than those that are otherwise stated in this Prospectus with respect to disruptive, excessive or short-term trading.

Excessive short-term trading or other abusive trading practices may disrupt portfolio management strategies, increase brokerage and administrative costs and hurt Fund performance. The Board has adopted policies and procedures with respect to frequent purchases and redemptions and to seek to prevent market timing. To minimize harm to the Funds and their shareholders, each Fund reserves the right to reject, in its sole discretion, any purchase order from any investor it believes has a history of abusive trading or whose trading, in its judgment, has been or may be disruptive to the Fund. Such disruption may include trading that may interfere with the efficient management of the Fund, may materially increase the Fund’s transaction costs, administrative costs or taxes, or may otherwise be detrimental to the interests of the Fund and its shareholders. Each Fund may also refuse purchase transactions from Fund intermediaries it believes may be facilitating or have facilitated abusive trading practices. In making this judgment, the Fund may consider trading done in multiple accounts under common ownership or control.

On a periodic basis, each Fund or its agents may review transaction history reports to identify redemptions that are within a specific time period from a previous purchase in the same account(s) in the Fund, or in multiple accounts that are known to be under common control. Redemptions meeting the criteria will be investigated for possible inappropriate trading.

Certain accounts, in particular omnibus accounts, include multiple investors and such accounts typically provide the Funds with a net purchase or redemption request on any given day. In these cases, purchases and redemptions of Fund shares are netted against one another and the identity of individual purchasers and redeemers whose orders are aggregated may not be known by the Fund. Therefore, it becomes more difficult for a Fund to identify market timing or other abusive trading activities in these accounts, and the Fund may be unable to eliminate abusive traders in these accounts from the Fund. Further, identification of abusive traders may also be limited by operational systems and technical limitations. To the extent abusive or disruptive trading is identified, each Fund will encourage omnibus account intermediaries to address such trading activity in a manner consistent with how the Fund would address such activity directly, if it were able to do so.

Due to the complexity and subjectivity involved in identifying market timing and other abusive trading practices, there can be no assurance that the Funds’ efforts will identify all market timing or abusive trading activities. Therefore, investors should not assume that the Funds will be able to detect or prevent all practices that may disadvantage the Funds.

Verification of Shareholder Transaction Statements

You must contact the Funds in writing regarding any errors or discrepancies within 60 days after the date of the statement confirming a transaction. A Fund may deny your ability to refute a transaction if it does not hear from you within 60 days after the confirmation statement date.

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Non-receipt of Purchase Wire/Insufficient Funds Policy

The Funds reserve the right to cancel a purchase if the check or electronic funds transfer does not clear your bank, or if a wire is not received by settlement date. You will be responsible for any fees charged to a Fund for insufficient funds (failed payment) and you may be responsible for any fees imposed by your bank as well as any losses that the Fund may incur as a result of the canceled purchase.

How Fund Shares are Priced

The Board of Trustees has approved procedures to be used to value the Funds’ securities for the purposes of determining the Funds’ net asset value. The valuation of the securities of each Fund is determined in good faith by or under the direction of the Board. The Board has delegated certain valuation functions for the Funds to the Administrator.

Each Fund generally values its securities based on market prices determined at the close of regular trading on the NYSE (normally, 4:00 p.m. Eastern time) on each business day (Monday through Friday). The Funds will not value their securities on any day that the NYSE is closed, including the following observed holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Each Fund’s currency valuations, if any, are done as of the close of regular trading on the NYSE (normally, 4:00 p.m. Eastern time). For equity securities that are traded on an exchange, the market price is usually the closing sale or official closing price on that exchange. In the case of securities not traded on an exchange, or if such closing prices are not otherwise available, the market price is typically determined by independent third-party pricing vendors approved by the Board using a variety of pricing techniques and methodologies. The market price for debt obligations is generally the price supplied by an independent third-party pricing service approved by the Board, which may use a matrix, formula or other objective method that takes into consideration market indices, yield curves and other specific adjustments. Short-term debt obligations that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. If vendors are unable to supply a price, or if the price supplied is deemed to be unreliable, the market price may be determined using quotations received from one or more brokers-dealers that make a market in the security.

When such prices or quotations are not available, or when the Adviser believes that they are unreliable, securities may be priced using fair value procedures approved by the Board. The Funds may determine the fair value of investments based on information provided by pricing services and other third-party vendors, which may recommend fair value prices or adjustments with reference to other securities, indices or assets. In considering whether fair value pricing is required and in determining fair values, a Fund may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the Fund values its securities.

Valuing securities at fair value involves greater reliance on judgment than valuation of securities based on readily available market quotations. A fund that uses fair value to price securities may value those securities higher or lower than another fund using market quotations or its own fair

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Clarkston Funds

value methodologies to price the same securities. There can be no assurance that a Fund could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the Fund determines its net asset value.

Customer Identification Program

To help the government fight the funding of terrorism and money laundering activities, federal law requires each Fund or its agents to obtain certain personal information from you (or persons acting on your behalf) in order to verify your (or such person’s) identity when you open an account, including name, address, date of birth and other information (which may include certain documents) that will allow the Transfer Agent to verify your identity. If this information is not provided, the Transfer Agent may not be able to open your account. If the Transfer Agent is unable to verify your identity (or that of another person authorized to act on your behalf) shortly after your account is opened, or believes it has identified potential criminal activity, the Funds, the Distributor and the Transfer Agent each reserve the right to reject further purchase orders from you or to take such other action as they deem reasonable or required by law, including closing your account and redeeming your shares at their net asset value at the time of redemption.

If you are opening an account in the name of a legal entity (e.g., a partnership, business trust, limited liability company, corporation, etc.), you may be required to supply the identity of the beneficial owner or controlling person(s) of the legal entity prior to the opening of your account. The Fund may request additional information about you (which may include certain documents, such as articles of incorporation for companies) to help the Transfer Agent verify your identity.

DIVIDENDS AND DISTRIBUTIONS

Income Dividends. Income dividends are derived from net investment income (i.e., interest and other income, less any related expenses) each Fund earns from its portfolio securities and other investments. The Clarkston Fund, Clarkston Partners Fund and Clarkston Founders Fund each intend to distribute any net income to shareholders annually.

Capital Gain Distributions. Capital gain distributions are derived from gains realized when a Fund sells a portfolio security. Long-term capital gains are derived from gains realized when a Fund sells a portfolio security it has owned for more than one year, and short-term capital gains are derived from gains realized when a portfolio security was owned for one year or less. The Funds intend to distribute amounts derived from capital gains to shareholders annually.

Reinvested in Shares or Paid in Cash. Dividends and distributions are reinvested in additional Fund shares unless you instruct the Transfer Agent to have your dividends and/or distributions paid by check and mailed to the address of record or transferred through an Automated Clearing House to the bank of your choice. You can change your choice at any time to be effective as of the next dividend or distribution, except that any change given to the Transfer Agent less than five days before the payment date will not be effective until the next dividend or distribution is made.

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TAXES

Summary. The following information is a general summary of U.S. federal income tax consequences of investments in the Funds for U.S. persons only, which include (i) U.S. citizens or residents, (ii) corporations organized in the United States or under the law of the United States or any state, (iii) an estate whose income is subject to U.S. federal income taxation of its source; or (iv) a trust, if a court within the United States is able to exercise primary supervision over its administration and one or more U.S. persons have the authority to control all of its substantial decisions, or certain electing trusts that were in existence on August 20, 1996, and were treated as domestic trusts on August 19, 1996. Shareholders that are partnerships or nonresident aliens, foreign trusts or estates, or foreign corporations may be subject to different U.S. federal income tax treatment. If an entity treated as a partnership for U.S. federal income tax purposes is a beneficial owner of Fund shares, the tax treatment of a partner in the partnership will generally depend upon the status of the partner and the activities of the partnership. You should rely on your own tax adviser for advice about the particular federal, state and local tax consequences regarding your investment in the Funds.

This discussion is based on the assumption that the Funds will qualify under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”) as regulated investment companies and will satisfy certain distribution requirements so that they are not generally subject to U.S. federal income tax. There can be no guarantee that these assumptions will be correct.

The Funds will not be subject to federal income taxes to the extent that they distribute substantially all of their net investment income and any realized capital gains. The Funds expect to distribute substantially all of their ordinary income and net capital gain (in excess of any capital loss carryovers) to its shareholders every year. In turn, shareholders will be taxed on distributions they receive, unless the shares are held by certain types of tax-exempt organizations or through tax-advantaged accounts (such as 401(k) plan accounts or individual retirement accounts). Such arrangements are subject to special tax rules.

A shareholder subject to U.S. federal income tax will be subject to tax on Fund income dividends and capital gain distributions whether they are paid in cash or reinvested in additional Fund shares.

Income Dividends and Capital Gains. Distributions properly reported as net capital gain of a Fund will be taxable to Fund shareholders as long-term capital gain, regardless of how long shares of the Fund are held. Other than distributions of net long-term capital gain, Fund distributions will generally be taxable as ordinary income or, if properly designated by a Fund, as “qualified dividend income” taxable to individual shareholders at the same maximum tax rate applicable to net long-term capital gains, provided that the individual receiving the dividend satisfies certain holding period requirements for his or her Fund shares. The amount of distributions from a Fund that will be eligible for the “qualified dividend income” lower maximum rate, however, cannot exceed the amount of dividends received by a Fund that are qualifying dividends (i.e., dividends from U.S. corporations or certain qualifying foreign corporations). Thus, to the extent that dividends from a Fund are attributable to other sources, such as taxable interest, fees from securities lending transactions, certain distributions from real estate investment trusts, Code section 988 transactions or are short-term capital gains, such dividends will not be eligible for the lower rate. However, if at least 95% of the Fund’s “gross income” is from qualifying dividends, then 100% of its distributions will be eligible for the lower rate. For these purposes, a Fund’s gross income does not

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Clarkston Funds

include gain from the disposition of stock or securities except to the extent that the net short-term capital gain from such dispositions exceeds the net long-term capital loss from such dispositions. Fund distributions are taxable regardless of whether they are paid in cash or reinvested in additional shares.

Fund distributions of earnings and gains are taxable to a shareholder even if they are paid from income or gains earned by a Fund prior to the shareholder’s investment and thus were included in the price paid for the shares. Thus, a shareholder who purchases shares on or just before the record date of a Fund distribution will pay full price for the shares and may receive a portion of his or her investment back as a taxable distribution. While in effect a return of capital to the shareholder, the distribution is still taxable even though the shareholder did not participate in these gains. An investor can avoid this by investing soon after a Fund has made a distribution.

Fund dividends paid to corporate shareholders that are attributable to qualifying dividends received from U.S. domestic corporations may be eligible for a 50% corporate dividends-received deduction, subject to certain holding period requirements and debt financing limitations.

Sale or Redemption of Fund Shares. Shareholders of a Fund will recognize taxable gain or loss on a sale, exchange or redemption of shares of the applicable Fund, including an exchange of shares for shares of another Fund, based on the difference between the shareholder’s adjusted tax basis in the shares disposed of and the amount received for them. Generally, this gain or loss will be long-term if the shareholder’s holding period for the shares disposed of exceeds 12 months, except that any loss realized on shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends that were received on the shares. Any loss realized on a disposition of shares of a Fund may be disallowed under “wash sale” rules to the extent that the shares disposed of are replaced with other substantially identical shares of the same Fund within a period of 61 days beginning 30 days before the shares are disposed of, such as pursuant to a dividend reinvestment in shares of a Fund. If disallowed, the loss will be reflected in an adjustment to the basis of the shares acquired. Any sales, exchanges or redemptions of shares held in an IRA (or other tax-qualified plan) are generally not currently taxable.

Cost-basis reporting. The Funds (or their administrative agent) must report to the IRS and furnish to Fund shareholders the cost basis information for Fund shares purchased on or after January 1, 2012, and sold on or after such date. In addition to the requirement to report the gross proceeds from the sale of Fund shares, the Funds will also be required to report the cost basis information for such shares and indicate whether such shares had a short-term or long-term holding period. These requirements do not apply to investments through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement plan. If a shareholder does not make an election among the available IRS-accepted cost basis methods, the Fund will use a default cost basis method for the shareholder. The cost basis method elected or applied may not be changed after the settlement date of a sale of Fund shares. Fund shareholders should consult with their tax advisers concerning the most desirable IRS-accepted cost basis method for their tax situation and to obtain more information about how cost basis reporting applies to them.

Medicare Surtax. A Medicare surtax of 3.8% will be imposed on certain net investment income (including ordinary dividends and capital gain distributions received from the Funds and net gains from redemptions or other taxable dispositions of Fund shares) of U.S. individuals, estates and trusts

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to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds a certain amount. Any liability for this additional tax will be reported on, and paid with, the shareholder’s federal income tax return.

Backup Withholding. A shareholder of a Fund may be subject to backup withholding on any distributions of income, capital gains, or proceeds from the sale or exchange of Fund shares if the shareholder (i) has provided either an incorrect tax identification number or no such number, (ii) is subject by the IRS to backup withholding for failure to properly report payments of interest or dividends, (iii) has failed to certify that the shareholder is not subject to backup withholding, or (iv) has not certified that the shareholder is a U.S. person. The backup withholding rate is 24% for tax years after 2017 and before 2026.

Foreign Taxes. The Funds may be subject to foreign taxes or foreign tax withholding on dividends, interest and certain capital gains earned from their foreign security investments. A shareholder may be ineligible for any offsetting tax credit or tax deduction under U.S. tax laws for the shareholder’s portion of a Fund’s foreign tax obligations. See the statement of additional information for further information.

Annual Notifications. Each year, the Funds will notify shareholders of the tax status of dividends and distributions.

State and Local Income Taxes. Shareholders may also be subject to state and local income taxes on distributions and redemptions. Shareholders should consult their tax advisers regarding the tax status of distributions in their state and locality.

Tax Cuts and Jobs Act. In 2017, Congress enacted the Tax Cuts and Jobs Act, which includes far-reaching changes to the U.S. income tax laws generally effective for taxable years beginning after December 31, 2017. Most of the changes applicable to individuals are temporary and apply only to taxable years beginning before January 1, 2026. These changes may directly or indirectly affect investments in the Funds. See the SAI under “TAXES-The 2017 Tax Act.”

For more information, see the SAI under “TAXES.” Investors should consult with their tax advisers regarding U.S. federal, foreign, state and local tax consequences of an investment in the Funds.

FINANCIAL HIGHLIGHTS

The financial highlights tables are intended to help you understand the financial performance of the Funds for each fiscal period shown. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned on an investment in the Funds (assuming reinvestment of all dividends and distributions). Financial highlights for the periods ended September 30, 2017 and September 30, 2018 have been audited by Cohen & Company, Ltd. (“Cohen”) the Funds’ independent registered public accounting firm, and financial highlights for prior periods were audited by other auditors. Cohen’s report, along with the Funds’ financial statements, is included in the Funds’ annual report, which is available upon request and free of charge by calling the Funds at 1-844-680-6562.

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Clarkston Funds

Clarkston Partners Fund – Founders Class

For a Share Outstanding Throughout the Periods Presented

	For the Year Ended September 30, 2018	For the Year Ended September 30, 2017	For the Year Ended September 30, 2016		For the Period Ended September 30, 2015(a)
NET ASSET VALUE, BEGINNING OF PERIOD	$12.39	$11.11	$9.70		$10.00

INCOME/(LOSS) FROM OPERATIONS:
Net investment income(b)	0.08	0.05	0.06		0.00	(c)
Net realized and unrealized gain/(loss) on investments	0.99	1.37	1.37		(0.30)
Total from investment operations	1.07	1.42	1.43		(0.30)

LESS DISTRIBUTIONS:
From net investment income	(0.04)	(0.06)	(0.02)		—
From net realized gains on investments	(0.13)	(0.08)	—		—
Total Distributions	(0.17)	(0.14)	(0.02)		—

NET INCREASE/(DECREASE) IN NET ASSET VALUE	0.90	1.28	1.41		(0.30)
NET ASSET VALUE, END OF PERIOD	$13.29	$12.39	$11.11		$9.70

TOTAL RETURN(d)	8.70%	12.86%	14.73	%(e)	(3.00%)

SUPPLEMENTAL DATA:
Net assets, end of period (in 000s)	$445,516	$397,474	$308,607		$126,281

RATIOS TO AVERAGE NET ASSETS
Operating expenses excluding reimbursement/waiver	0.94%	0.96%	1.02%		1.81	%(f)
Operating expenses including reimbursement/waiver	0.85%	0.85%	0.85%		0.85	%(f)
Net investment income including reimbursement/waiver	0.60%	0.40%	0.62%		0.05	%(f)

PORTFOLIO TURNOVER RATE(g)	23%	13%	16%		0%

(a)	Commenced operations on September 16, 2015.

(b)	Per share amounts are based upon average shares outstanding.

(c)	Less than $0.005 per share.

(d)

Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(e)

In 2016, the Fund's total return consists of a voluntary/unvoluntary reimbursement by the adviser for a realized investment loss. Excluding this item, total return would not change as the impact is less than 0.005%.

(f)	Annualized.

(g)	Portfolio turnover rate for periods less than one full year have not been annualized.

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Clarkston Partners Fund – Institutional Class

For a Share Outstanding Throughout the Periods Presented

	For the Year Ended September 30, 2018		For the Year Ended September 30, 2017		For the Year Ended September 30, 2016		For the Period Ended September 30, 2015(a)
NET ASSET VALUE, BEGINNING OF PERIOD	$12.36		$11.09		$9.70		$10.00

INCOME/(LOSS) FROM OPERATIONS:
Net investment income/(loss)(b)	0.06		0.03		0.05		(0.00	)(c)
Net realized and unrealized gain/(loss) on investments	0.99		1.37		1.35		(0.30)
Total from investment operations	1.05		1.40		1.40		(0.30)

LESS DISTRIBUTIONS:
From net investment income	(0.04)		(0.05)		(0.01)		—
From net realized gains on investments	(0.13)		(0.08)		—		—
Total Distributions	(0.17)		(0.13)		(0.01)		—

NET INCREASE/(DECREASE) IN NET ASSET VALUE	0.88		1.27		1.39		(0.30)
NET ASSET VALUE, END OF PERIOD	$13.24		$12.36		$11.09		$9.70

TOTAL RETURN(d)	8.52%		12.75%		14.47	%(e)	(3.00%)

SUPPLEMENTAL DATA:
Net assets, end of period (in 000s)	$429,622		$367,393		$242,295		$24

RATIOS TO AVERAGE NET ASSETS
Operating expenses excluding reimbursement/waiver	1.08%		1.09%		1.16%		1.96	%(f)
Operating expenses including reimbursement/waiver	0.98	%(g)	0.98	%(g)	1.00%		1.00	%(f)
Net investment income including reimbursement/waiver	0.47%		0.27%		0.46%		(0.10	%)(f)

PORTFOLIO TURNOVER RATE(h)	23%		13%		16%		0%

(a)	Commenced operations on September 16, 2015.
(b)	Per share amounts are based upon average shares outstanding.
(c)	Less than ($0.005) per share.
(d)

Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(e)

In 2016, the Fund's total return consists of a voluntary/unvoluntary reimbursement by the adviser for a realized investment loss. Excluding this item, total return would not change as the impact is less than 0.005%.

(f)	Annualized.
(g)

According to the Fund's shareholder services plan with respect to the Fund's Institutional shares, any amount of fees accrued according to the plan but not paid during the Fund's fiscal year for such service activities shall be reimbursed to the Fund as soon as practical. Fees were reimbursed to the Fund during the year ended September 30, 2017 and the year ended September 30, 2018, respectively, in the amount of 0.02% (annualized) and 0.02% of average net assets of Institutional shares.

(h)	Portfolio turnover rate for periods less than one full year have not been annualized.

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Clarkston Funds

Clarkston Fund – Institutional Class

For a Share Outstanding Throughout the Periods Presented

	For the Year Ended September 30, 2018		For the Year Ended September 30, 2017		For the Period Ended September 30, 2016(a)
NET ASSET VALUE, BEGINNING OF PERIOD	$11.46		$10.52		$10.00

INCOME/(LOSS) FROM OPERATIONS:
Net investment income(b)	0.19		0.16		0.08
Net realized and unrealized gain on investments	0.49		0.90		0.44
Total from investment operations	0.68		1.06		0.52

LESS DISTRIBUTIONS:
From net investment income	(0.15)		(0.10)		—
From net realized gains on investments	(0.00	)(c)	(0.02)		—
Total Distributions	(0.15)		(0.12)		—

NET INCREASE IN NET ASSET VALUE	0.53		0.94		0.52
NET ASSET VALUE, END OF PERIOD	$11.99		$11.46		$10.52

TOTAL RETURN(d)	5.99%		10.13%		5.20%

SUPPLEMENTAL DATA:
Net assets, end of period (in 000s)	$31,673		$29,407		$20,173

RATIOS TO AVERAGE NET ASSETS
Operating expenses excluding reimbursement/waiver	0.93%		1.04%		1.48	%(e)
Operating expenses including reimbursement/waiver	0.65	%(f)	0.65	%(f)	0.70	%(e)
Net investment income including reimbursement/waiver	1.60%		1.41%		1.36	%(e)

PORTFOLIO TURNOVER RATE(g)	11%		5%		0%

(a)	Commenced operations on April 4, 2016.

(b)	Per share amounts are based upon average shares outstanding.

(c)	Less than ($0.005) per share.

(d)

Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(e)	Annualized.

(f)

According to the Fund's shareholder services plan with respect to the Fund's Institutional shares, any amount of fees accrued according to the plan but not paid during the Fund's fiscal year for such service activities shall be reimbursed to the Fund as soon as practical. Fees were reimbursed to the Fund during the year ended September 30, 2017 and the year ended September 30, 2018, respectively, in the amount of 0.05% (annualized) and 0.05% of average net assets of Institutional shares.

(g)	Portfolio turnover rate for periods less than one full year have not been annualized.

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Clarkston Founders Fund – Institutional Class

For a Share Outstanding Throughout the Periods Presented

	For the Year Ended September 30, 2018		For the Period Ended September 30, 2017(a)
NET ASSET VALUE, BEGINNING OF PERIOD	$10.64		$10.00

INCOME/(LOSS) FROM OPERATIONS:
Net investment income(b)	0.07		0.02
Net realized and unrealized gain on investments	0.67		0.62
Total from investment operations	0.74		0.64

LESS DISTRIBUTIONS:
From net investment income	(0.04)		—
Total Distributions	(0.04)		—

NET INCREASE IN NET ASSET VALUE	0.70		0.64
NET ASSET VALUE, END OF PERIOD	$11.34		$10.64

TOTAL RETURN(c)	7.01%		6.40%

SUPPLEMENTAL DATA:
Net assets, end of period (in 000s)	$34,201		$24,147

RATIOS TO AVERAGE NET ASSETS
Operating expenses excluding reimbursement/waiver	1.22%		1.46	%(d)
Operating expenses including reimbursement/waiver	0.91	%(e)	0.92	%(d)(e)
Net investment income including reimbursement/waiver	0.59%		0.29	%(d)

PORTFOLIO TURNOVER RATE(f)	9%		4%

(a)	Commenced operations on February 1, 2017.

(b)	Per share amounts are based upon average shares outstanding.

(c)

Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(d)	Annualized.

(e)

According to the Fund's shareholder services plan with respect to the Fund's Institutional shares, any amount of fees accrued according to the plan but not paid during the Fund's fiscal year for such service activities shall be reimbursed to the Fund as soon as practical. Fees were reimbursed to the Fund during the year ended September 30, 2017 and the year ended September 30, 2018, respectively, in the amount of 0.03% (annualized) and 0.04% of average net assets of Institutional shares.

(f)	Portfolio turnover rate for periods less than one full year have not been annualized.

Prospectus | January 28, 2019	45

Clarkston Select Fund	Table of Contents

Fund Summary
Clarkston Select Fund	2
Investment Objective and Principal Investment Strategy	9
More on the Fund’s Investments and Related Risks	10
Disclosure of Portfolio Holdings	15
Management	15
The Portfolio Managers	16
Administrator, Distributor and Transfer Agent of The Fund	17
Buying and Redeeming Shares	17
Share Transactions	21
Dividends and Distributions	24
Taxes	24
Financial Highlights	27
Additional Information About The Fund	Back Cover

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Clarkston Select Fund

FUND SUMMARY

Clarkston Select Fund (the “Fund”)

Investment Objective

The Fund’s investment objective is to achieve long-term capital appreciation and current income.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Institutional Class
Shareholder Fees (fees paid directly from your investment)
Maximum sales charge (Load) imposed on purchases (as a percentage of offering price)	None
Maximum deferred sales charge (Load)	None
Redemption Fee	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.50%
Distribution and Service (12b-1) Fees	None
Other Expenses	0.82%
Total Annual Fund Operating Expenses(1)	1.32%
Fee Waiver and Expense Reimbursement(2)	(0.62)%
Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursement(1)	0.70%

(1)	Expenses have been restated to reflect current fees.

(2)

Clarkston Capital Partners, LLC (the “Adviser”) has contractually agreed to limit the amount of the Fund’s Total Annual Fund Operating Expenses, exclusive of shareholder service fees, brokerage expenses, interest expenses, acquired fund fees and expenses, taxes and extraordinary expenses, to an annual rate of 0.55% of the Fund’s average daily net assets for the Institutional Class shares. This agreement is in effect through January 31, 2020. The Adviser may not terminate this agreement without the approval of the Fund’s Board of Trustees. The Adviser will be permitted to recover, on a class-by-class basis, expenses it has borne subsequent to the effective date of the agreement described above (whether through reduction of its management fee or otherwise) only to the extent that the Fund’s expenses in later periods do not exceed the lesser of: (1) the contractual expense limit in effect at the time the Adviser waives or limits the expenses; or (2) the contractual expense limit in effect at the time the Adviser seeks to recover the expenses; provided, however, that the Fund will not be obligated to reimburse any such expenses borne by the Adviser more than three years after the date on which the fee or expense was waived or limited or assumed and paid by the Adviser, as calculated on a monthly basis.

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Example

This example is intended to help you compare the costs of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The example takes into consideration the agreement by the Adviser to waive fees and reimburse expenses for the contractual period only.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:	1 Year	3 Years	5 Years	10 Years
Institutional Class	$72	$357	$664	$1,534

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. A higher turnover rate may also result in additional income taxes when Fund shares are held in a taxable account. For the fiscal period ended September 30, 2018, the Fund’s portfolio turnover rate was 11% of the average value of its portfolio.

Principal Investment Strategies of the Fund

Under normal circumstances, the Fund invests primarily in dividend-paying equity securities of U.S. medium and large market capitalization companies. The Fund’s investments in equity securities may include common stock, preferred stock and convertible securities. The Fund may also invest in foreign equity securities through American Depositary Receipts (“ADRs”).

The Adviser considers medium and large market capitalization companies to be those companies with market capitalizations within the range of companies included in the Russell Midcap® Index or within the range of companies included in the Russell 1000® Index at the time of initial purchase. As of December 31, 2018, the Russell Midcap® Index included companies with a market capitalization range of between approximately $0.4 billion and $35.7 billion. As of December 31, 2018, the Russell 1000® Index included companies with a market capitalization range of between approximately $0.4 billion and $785.1 billion. The Fund will, however, also invest in equity securities of smaller or larger companies. Because medium and large capitalization companies are defined by reference to indices, the market capitalization of the companies in which the Fund invests may vary with market conditions.

The Fund seeks to achieve long-term capital appreciation while minimizing volatility and risk. To accomplish this goal, the Fund invests in companies that the Adviser believes to be of high quality and believes to be undervalued relative to their expected long-term free cash flows. The Adviser refers to this investment philosophy as “quality/value”. The dividend component of the Fund’s strategy consists of seeking companies that have a history of paying dividends and increasing dividends.

Prospectus | January 28, 2019	3

Clarkston Select Fund

The Adviser defines high-quality companies as those that meet certain financial, business and management criteria, which may vary over time. These criteria include favorable profitability metrics, sustainable competitive advantages and capable management teams.

The Fund is “non-diversified,” which means that it may invest a significant portion of its assets in a relatively small number of issuers. From time to time, the Fund may focus its investments in companies in one or more economic sectors. Economic sectors include multiple different industries. The Fund will not invest 25% or more of its assets in any one industry.

Principal Risks of the Fund

As with any mutual fund, there are risks to investing. There is no guarantee that the Fund will meet its investment objective. The following is a description of the principal risks of the Fund, which may adversely affect its net asset value and total return. There are other circumstances (including additional risks that are not described herein) which could prevent the Fund from achieving its investment objective.

ADR Risk. The Fund may invest in ADRs, which are certificates that evidence ownership of shares of a foreign issuer and are alternatives to purchasing directly underlying foreign securities in their national markets and currencies. However, ADRs may be subject to certain of the risks associated with direct investments in the securities of foreign companies. Moreover, ADRs may not track the price of the underlying foreign securities on which they are based, and their value may change materially at times when U.S. markets are not open for trading.

Cash Position Risk. The Fund may hold cash or short-term instruments, such as interest-bearing savings accounts or demand deposit accounts at banks and investments in money market accounts. During periods when a Fund maintains exposure to cash or short-term instruments, it may not participate in market movements to the same extent that it would if the Fund was more fully invested in equity securities.

Cash-Sweep Program Risk. The Fund may invest in cash- sweep programs administered by the Fund’s custodian or another third party through which the Fund’s cash holdings are placed in interest-bearing savings accounts, demand deposit accounts at various banks, or money market instruments. All sweep vehicles, whether or not registered under the Investment Company Act of 1940, as amended (the “1940 Act”), carry certain risks. For example, money market fund sweep vehicles are subject to market risks and are not subject to FDIC protection. Additionally, bank deposit sweep vehicles are subject to bank failure risk, but are eligible for FDIC protection up to a limit of $250,000 per account. The vehicle through which the Fund’s cash- sweep program is administered may include bank deposits that are not registered under the 1940 Act, in which case, the Fund, as an investor in the vehicle, would not be entitled to the protections afforded by the 1940 Act.

Dividend Risk. An issuer of stock held by the Fund may choose not to declare a dividend or the dividend rate might not remain at current levels. Dividend-paying stocks might not experience the same level of earnings growth or capital appreciation as non-dividend paying stocks.

Equity Securities Risk. The Fund will invest in equity securities. Equity securities (which generally include common stocks, preferred stocks, warrants, and securities convertible into common or preferred stocks) are generally volatile and riskier than some other forms of investment. Equity

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securities of companies with relatively small market capitalizations may be more volatile than the securities of larger, more established companies. Common stock prices fluctuate based on changes in a company’s financial condition, on overall market and economic conditions, and on investors’ perception of a company’s well-being. Preferred stocks are typically subordinated to bonds and other debt instruments in a company’s capital structure in terms of priority to corporate income. As well as the risks associated with common stocks, preferred stocks will be subject to greater credit risk than the debt instruments to which they are subordinate. Convertible stock is subject to the risks of both debt securities and equity securities. The value of convertible stock tends to decline as interest rates rise and, due to the conversion feature, to vary with fluctuations in the market value of the underlying equity security.

Large-Capitalization Company Risk. Large-capitalization companies may go in and out of favor based on market and economic conditions. Large companies may be unable to respond quickly to new competitive challenges, such as changes in technology, and also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion. Although the securities of larger companies may be less volatile than those of companies with smaller market capitalizations, returns on investments in securities of large-capitalization companies could trail the returns on investments in securities of smaller companies.

Market Risk. The market price of a security or instrument may decline, sometimes rapidly or unpredictably, due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic or political conditions throughout the world, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The market value of a security or instrument also may decline because of factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry.

Mid-Cap Company Risk. The securities of mid-capitalization companies may be subject to more abrupt or erratic market movements and may have lower trading volumes or more erratic trading than securities of larger, more established companies or market averages in general. In addition, such companies typically are more likely to be adversely affected than large-capitalization companies by changes in earnings results, business prospects, investor expectations or poor economic or market conditions.

Non-Diversification Risk. The Fund is classified as a “non-diversified” investment company under the 1940 Act, which means that it may invest more of its assets in the securities of a single issuer or a smaller number of issuers than if it were a “diversified” fund. To the extent the Fund invests a significant percentage of its assets in a limited number of issuers, the Fund is subject to the risks of investing in those few issuers, and may be more susceptible to a single adverse economic or regulatory occurrence. As a result, changes in the market value of a single security could cause greater fluctuations in the value of Fund shares than would occur in a diversified fund.

Sector Focus Risk. The Fund may invest a substantial portion of its assets within one or more economic sectors. To the extent the Fund focuses in one or more sectors, market or economic factors impacting those sectors could have a significant effect on the value of the Fund’s investments. Additionally, the Fund’s performance may be more volatile when the Fund’s investments are focused in a particular sector. The Fund

Prospectus | January 28, 2019	5

Clarkston Select Fund

may tend to be more heavily weighted in companies in the producer durables sector and/or the consumer staples sector. The values of companies in the producer durables sector may be significantly impacted by economic cycles, technical obsolescence, excess capacity and consumer demand and spending trends. The values of companies in the consumer staples sector can be significantly impacted by demographic and product trends, competitive pricing, food fads, marketing campaigns, environmental factors, government regulation, the performance of the overall economy, interest rates, and consumer confidence.

It is possible to lose money on an investment in the Fund. Investments in the Fund are not deposits or obligations of any bank, are not endorsed or guaranteed by any bank and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

Performance Information

The following information provides some indication of the risks of investing in the Fund by showing how the Fund’s performance has varied over time. The bar chart depicts the change in performance from year to year during the periods indicated. The bar chart figures do not include any applicable sales charges that investors may pay when they buy or sell shares of the Fund. If sales charges were included, the returns would be lower. The performance table compares the average annual returns of the Fund’s Institutional Class to a broad-based securities market index for the periods indicated. The index is not actively managed and is not available for direct investment. The bar charts and performance tables assume reinvestment of dividends and distributions. The Fund’s past performance does not necessarily indicate how it will perform in the future. Updated performance information is available on the Fund’s website at www.clarkstonfunds.com or by calling 1-844-680-6562.

Annual Total Returns (For the Calendar Year ended 12/31) – Institutional Class Shares

Best Quarter – September 30, 2018	4.82%
Worst Quarter – December 31, 2018	(9.92)%

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Average Annual Total Returns (for the periods ended December 31, 2018)

	1 Year	Since Inception (January 31, 2017)
Institutional Class
Return Before Taxes	(8.24)%	0.75%
Return After Taxes on Distributions	(9.24)%	(0.05)%
Return After Taxes on Distributions and Sale of Fund Shares	(4.14)%	0.59%
Russell 1000® Index TR (reflects no deduction for fees, expenses or taxes)	(4.78)%	6.88%

After-tax returns are calculated using the historically highest individual U.S. federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown in the preceding table. The after-tax return information shown above does not apply to Fund shares held through a tax-deferred account, such as a 401(k) plan or an IRA.

Investment Adviser

Clarkston Capital Partners, LLC is the investment adviser to the Fund.

Portfolio Managers

Jeffrey A. Hakala, CFA, CPA, Chief Executive Officer and Chief Investment Officer of the Adviser, has been a portfolio manager for the Fund since its inception.

Gerald W. Hakala, CFA, Managing Partner, Equities of the Adviser, has been a portfolio manager for the Fund since its inception.

Purchase and Sale of Fund Shares

The Fund offers investors one class of shares: Institutional Class. The Institutional Class shares are subject to a $10,000 minimum with no minimum subsequent investment. Investors generally may meet the minimum investment amount by aggregating multiple accounts within the Fund if desired and if allowed by the relevant intermediary. The Fund reserves the right to change the amount of these minimums from time to time or to waive them in whole or in part if, in the Adviser’s or the Fund’s opinion, the investor has adequate intent and availability of assets to reach a future level of investment in the Fund that is equal to or greater than the minimum. Investors may establish an Automatic Investment Plan (AIP) account or a Systematic Withdrawal Plan (SWP) account; there are no subsequent investment minimums for investments in AIP or SWP accounts.

Purchases and redemptions of Institutional Class shares may be made on any day the New York Stock Exchange is open for trading. Purchases and redemptions can generally be made only through institutional channels, such as financial intermediaries and retirement platforms, unless the investment is held directly with the Fund’s transfer agent. You should contact your financial intermediary or refer to your plan documents for information on how to invest in the Fund.

Prospectus | January 28, 2019	7

Clarkston Select Fund

Tax Information

For U.S. federal income tax purposes, the Fund’s distributions may be taxable as ordinary income, capital gains or qualified dividend income, except when your investment is in an IRA, 401(k) or other tax-deferred investment plan. Subsequent withdrawals from such a tax-deferred investment plan will be subject to special tax rules.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGY

This section describes the investment objectives and principal investment strategies of the Clarkston Select Fund (the “Fund”). See “MORE ON THE FUND’S INVESTMENTS AND RELATED RISKS” in this Prospectus and the Statement of Additional Information for more information about the Fund's investments and the risks of investing.

What is the Fund’s Investment Objective?

The Clarkston Select Fund’s investment objective is to achieve long-term capital appreciation and current income.

While there is no assurance that the Fund will achieve its investment objective, the Fund endeavors to do so by following the strategies and policies described in this Prospectus.

The Board of Trustees (the “Board”) may change the Fund’s name, investment objective or principal investment strategy without a shareholder vote. The Fund will notify you in writing at least sixty (60) days before making any such change. If there is a material change to the Fund’s investment objective or principal investment strategy, you should consider whether the Fund remains an appropriate investment for you.

What is the Fund’s Principal Investment Strategy?

Under normal circumstances, the Fund invests primarily in dividend paying equity securities of U.S. medium and large market capitalization companies. The Fund’s investments in equity securities may include common stock, preferred stock and convertible securities.

The Adviser considers medium and large market capitalization companies to be those companies with market capitalizations within the range of companies included in the Russell Midcap® Index or within the range of companies included in the Russell 1000® Index at the time of initial purchase. As of December 31, 2018, the Russell Midcap® Index included companies with a market capitalization range of between approximately $0.4 billion and $35.7 billion. As of December 31, 2018, the Russell 1000® Index included companies with a market capitalization range of between approximately $0.4 billion and $785.14 billion. The Fund will, however, also invest in equity securities of smaller or larger companies. Because medium and large capitalization companies are defined by reference to indices, the market capitalization of the companies in which the Fund invests may vary with market conditions.

The Fund seeks to achieve long-term capital appreciation while minimizing volatility and risk by investing in companies that the Adviser believes to be of high quality and believes to be undervalued relative to their future growth potential. The Adviser refers to this investment philosophy as “quality/value” investing. The dividend component of the Fund’s strategy consists of seeking companies that have a history of paying dividends and increasing dividends.

Prospectus | January 28, 2019	9

Clarkston Select Fund

The Fund is “non-diversified,” which means that it may invest a significant portion of its assets in a relatively small number of issuers. From time to time, the Fund may focus its investments in companies in one or more economic sectors. Economic sectors include multiple different industries. The Fund will not invest 25% or more of its assets in any one industry.

In managing the Fund’s portfolio, the Adviser uses its “quality/value” investment philosophy to create a focused portfolio that is designed to allow each company to have a significant contribution to the overall performance of the Fund. The Adviser focuses on quality companies with sustainable competitive advantages that are operated by capable managers who have a keen eye for capital allocation resulting in consistently high Cash Returns on Net Operating Assets (“CRONOA”). The Adviser’s definition of “quality” companies are those that have competitive advantages that allow for consistently high CRONOA and sufficient free cash. The Adviser seeks to implement its philosophy through the disciplined purchasing of quality companies only when the companies trade at a reasonable discount to intrinsic value.

The Adviser’s investment process begins with an analysis for quality in three areas or principles: financial, business and management.

Financial Principle: Consistently high CRONOA, solid free-cash flow generation and strong balance sheets are characteristics typically found in companies that possess competitive advantages.

Business Principle: The Adviser focuses on understanding the business model, identifying the source of a company’s competitive advantage, and determining if the competitive advantage is sustainable.

Management Principle: The Adviser’s fundamental analysis consists of assessing management teams capable of understanding and executing their competitive advantage and who allocate capital in a manner that preserves and enhances their industry dominance. Management honesty and candor is also a fundamental requirement.

Companies that meet the Adviser’s requirements in these areas are then subjected to the Adviser’s valuation analysis. The Adviser’s valuation analysis process begins with a determination of a company’s “normalized” free cash flow yield. The Adviser adds this yield to its estimate of the company’s future free cash flow growth rate. This results in the Adviser’s expectation for a security’s expected return. The Adviser purchases companies only when their return expectation exceeds the Adviser’s internal return targets. Companies with higher risk profiles have higher internal return targets.

MORE ON THE FUND’S INVESTMENTS AND RELATED RISKS

The Fund’s investment objective and principal investment strategy is described above under “INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGY.” This section provides additional information about the Fund’s investment strategy and certain portfolio management techniques the Fund may use, as well as the principal and other risks that may affect the Fund’s portfolio. Additional

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information about some of these investments and portfolio management techniques and their associated risks is included in the Fund's Statement of Additional Information (“SAI”), which is available without charge upon request (see back cover).

What are the Principal Risks of Investing in the Fund?

ADR Risk. The Fund may invest in ADRs, which are certificates that evidence ownership of shares of a foreign issuer and are alternatives to purchasing directly underlying foreign securities in their national markets and currencies. However, ADRs may be subject to certain of the risks associated with direct investments in the securities of foreign companies. Moreover, ADRs may not track the price of the underlying foreign securities on which they are based, and their value may change materially at times when U.S. markets are not open for trading.

Cash Position Risk. The Fund may hold cash or short-term instruments, such as interest-bearing savings accounts or demand deposit accounts at banks and investments in money market accounts for many reasons including, (i) as part of the Adviser’s strategy in order to take advantage of investment opportunities as they arise, (ii) when the portfolio managers believe that market conditions are unfavorable for profitable investing for the Fund, (iii) when the portfolio managers are otherwise unable to locate attractive investment opportunities for the Fund, (iv) as a temporary measure in order to meet redemption requests, or (v) as a defensive measure in response to adverse market or economic conditions. During periods when the Fund maintains exposure to cash or short-term instruments, it may not participate in market movements to the same extent that it would if the Fund was more fully invested in equity securities.

Cash-Sweep Program Risk. The Fund may invest in cash-sweep programs administered by the Fund's custodian or another third party through which the Fund's cash holdings are placed in interest-bearing savings accounts, demand deposit accounts at various banks, or money market instruments. All sweep vehicles, whether or not registered under the Investment Company Act of 1940, as amended (the “1940 Act”), carry certain risks. For example, money market fund sweep vehicles are subject to market risks and are not subject to FDIC protection. Additionally, bank deposit sweep vehicles are subject to bank failure risk, but are eligible for FDIC protection up to a limit of $250,000 per account. The vehicle through which the Fund’s cash-sweep program is administered may include bank deposits that are not registered under the 1940 Act, in which case, the Fund, as an investor in the vehicle, would not be entitled to the protections afforded by the 1940 Act.

Dividend Risk. The Fund is expected to invest in dividend paying equity securities. An issuer of stock held by the Fund may choose not to declare a dividend or the dividend rate might not remain at current levels. Dividend paying stocks might not experience the same level of earnings growth or capital appreciation as non-dividend paying stocks.

Equity Securities Risk. The Fund will invest in equity securities. Equity securities (which generally include common stocks, preferred stocks, warrants, securities convertible into common or preferred stocks and similar securities) are generally more volatile and riskier than some other forms of investment. Equity securities of companies with relatively small market capitalizations may be more volatile than the securities of larger, more established companies and the broad equity market indices generally. This risk of loss is further elevated because the Fund may target businesses that

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Clarkston Select Fund

may be experiencing or recently experienced financial distress, or may be in, entering, or emerging from, bankruptcy proceedings. Common stock and other equity securities may take the form of stock in corporations, partnership interests, interests in limited liability companies and other direct or indirect interests in business organizations. Common stock prices fluctuate based on changes in a company’s financial condition, on overall market and economic conditions, and on investors’ perception of a company’s well-being. Preferred stocks are typically subordinated to bonds and other debt instruments in a company’s capital structure in terms of priority to corporate income. As well as the risks associated with common stocks, preferred stocks will be subject to greater credit risk than the debt instruments to which they are subordinate. Convertible stock is subject to the risks of both debt securities and equity securities. The value of convertible stock tends to decline as interest rates rise and, due to the conversion feature, to vary with fluctuations in the market value of the underlying equity security.

Large-Capitalization Company Risk. The Fund is expected to invest in large-capitalization companies. Large-capitalization companies may go in and out of favor based on market and economic conditions. Large companies may be unable to respond quickly to new competitive challenges, such as changes in technology, and also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion. Although the securities of larger companies may be less volatile than those of companies with smaller market capitalizations, returns on investments in securities of large capitalization companies could trail the returns on investments in securities of smaller companies.

Mid-Capitalization Company Risk. The Fund is expected to invest in mid-capitalization companies. The securities of mid-capitalization companies may be subject to more abrupt or erratic market movements and may have lower trading volumes or more erratic trading than securities of larger, more established companies or market averages in general. In addition, such companies typically are more likely to be adversely affected than large capitalization companies by changes in earnings results, business prospects, investor expectations or poor economic or market conditions.

Market Risk. The market price of a security or instrument may decline, sometimes rapidly or unpredictably, due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic or political conditions throughout the world, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The market value of a security or instrument also may decline because of factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry.

Non-Diversification Risk. The Fund is classified as a “non-diversified” investment company under the 1940 Act, which means that the Fund may invest more of its assets in the securities of a single issuer or a smaller number of issuers than if it were a “diversified” fund. To the extent the Fund invests a significant percentage of its assets in a limited number of issuers, the Fund is subject to the risks of investing in those few issuers, and may be more susceptible to a single adverse economic or regulatory occurrence. As a result, changes in the market value of a single security could cause greater fluctuations in the value of the Fund’s shares than would occur in a diversified fund.

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Sector Focus Risk. To the extent that the holdings in the Fund are focused in a particular sector, the Fund will be subject to the risk that economic, political or other conditions that have a negative effect on that sector may negatively impact the Fund to a greater extent than if the assets were invested in a wider variety of sectors. The financial services sector has a number of inherent risks, such as: (i) regulatory risks, which significantly impact the highly regulated financial services sector because financial institutions face considerable costs for regulatory compliance and reporting, (ii) credit risks, as sudden freezes or a loss of credit can disrupt daily operations, (iii) liquidity risk when assets or investments lose value and collateral cannot be sold in time to prevent a loss and (iv) recoupment risk if financial institutions lose their ability to recover loans and/or investments made regarding assets that have lost their value. Financial institutions also face (i) operational risks due to speculation as to how the markets will react in the future, (ii) security risks (including cybersecurity risks), and (iii) business continuity risks. Finally, some financial institutions face diversification risk because they may be very concentrated in their business focus or exposed to single business lines. Producer durables companies are subject to certain risks, including the general state of the economy, intense competition, consolidation, domestic and international politics, excess capacity and consumer demand and spending trends. The values of companies in the producer durables sector may also be significantly affected by overall capital spending levels, economic cycles, technical obsolescence, delays in modernization, labor relations, and government regulations. Consumer staples companies can be significantly impacted by demographic and product trends, competitive pricing, food fads, marketing campaigns, environmental factors, government regulation, the performance of the overall economy, interest rates, and consumer confidence.

What are the Non-Principal Risks of Investing in the Fund?

The inherent risks associated with the Fund that are less likely to have a material effect on the Fund’s investment portfolio as a whole are called “non-principal risks.” The non-principal risks of the Fund are further described below and in the SAI. It is important to read all the disclosure information provided and to understand that you may lose money by investing in the Fund.

Cybersecurity Risk. In connection with the increased use of technologies such as the Internet and the dependence on computer systems to perform necessary business functions, the Fund may be susceptible to operational, information security and related risks due to the possibility of cyber-attacks or other incidents. Cyber incidents may result from deliberate attacks or unintentional events. Cyber-attacks include, but are not limited to, infection by computer viruses or other malicious software code, gaining unauthorized access to systems, networks or devices that are used to service the Fund’s operations through hacking or other means for the purpose of misappropriating assets or sensitive information, corrupting data or causing operational disruption. Cyber-attacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks (which can make a website unavailable) on the Fund's website. In addition, authorized persons could inadvertently or intentionally release confidential or proprietary information stored on the Fund’s systems.

Cybersecurity failures or breaches by the Fund’s third-party service providers (including, but not limited to, the adviser, distributor, custodian, transfer agent and financial intermediaries) may cause disruptions and impact the service providers’ and the Fund’s business operations, potentially resulting in financial losses, the inability of Fund shareholders to transact business and the mutual funds to process transactions, inability to calculate the Fund’s net asset value, violations of

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applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs and/or additional compliance costs. The Fund and its shareholders could be negatively impacted as a result of successful cyber-attacks against, or security breakdowns of, the Fund or its third-party service providers.

The Fund may incur substantial costs to prevent or address cyber incidents in the future. In addition, there is a possibility that certain risks have not been adequately identified or prepared for. Furthermore, the Fund cannot directly control any cybersecurity plans and systems put in place by third party service providers. Cybersecurity risks are also present for issuers of securities in which the Fund invests, which could result in material adverse consequences for such issuers, and may cause the Fund’s investment in such securities to lose value.

Derivatives Risk. The Fund may invest in derivative securities for bona fide hedging purposes. A derivative security is a financial contract whose value is based on (or “derived from”) a traditional security (such as a bond) or a market index. The use of futures, options, repurchase agreements and other derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments, and include leverage, volatility, liquidity, credit and tracking risks. In addition, long options positions may expire worthless.

Exchange-Traded Fund (“ETF”) and Other Investment Company Risk. As a non-principal investment strategy, the Fund may invest in ETFs and other investment companies. ETFs are funds whose shares are traded on a national exchange. ETFs may be based on underlying equity or fixed income securities, as well as commodities or currencies. ETFs do not sell individual shares directly to investors and only issue their shares in large blocks known as “creation units.” The investor purchasing a creation unit then sells the individual shares on a secondary market. Although similar diversification benefits may be achieved through an investment in another investment company, ETFs generally offer greater liquidity and lower expenses. Because an ETF incurs its own fees and expenses, shareholders of the Fund investing in an ETF will indirectly bear those costs. The Fund will also incur brokerage commissions and related charges when purchasing or selling shares of an ETF. Unlike typical investment company shares, which are valued once daily, shares in an ETF may be purchased or sold on a securities exchange throughout the trading day at market prices that are generally close to the NAV of the ETF.

The Fund may also invest in investment companies that are corporations, trusts, or partnerships that invest pooled shareholder dollars in securities appropriate to the organization’s objective. Mutual funds, closed-end funds, unit investment trusts and ETFs are examples of investment companies. By investing in another investment company, the Fund will indirectly bear any asset-based fees and expenses charged by the underlying investment company in which the Fund invests. Investments in securities of other investment companies are subject to statutory limitations prescribed by the 1940 Act. Absent an available exemption, the Fund may not: (i) acquire more than 3% of the voting securities of any other investment company; (ii) invest more than 5% of their total assets in securities of any one investment company; or (iii) invest more than 10% of its total assets in securities of all investment companies.

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Foreign Security Risk. The Fund may invest in foreign securities indirectly through ADRs. Foreign securities are generally riskier than U.S. securities. As a result, the Fund is subject to foreign risk, meaning that political events (such as civil unrest, national elections and imposition of exchange controls), social and economic events (such as labor strikes and rising inflation), and natural disasters occurring in a country where the Fund invests could cause the Fund’s investments in that country to experience gains or losses. Securities of foreign issuers may be less liquid, more volatile and harder to value than U.S. securities.

Investment Focus Risk. To the extent that the Fund focuses its investments in particular industries, classes or sectors of the economy, any market price movements, regulatory or technological changes, or economic conditions affecting companies in those industries, asset classes or sectors will have a significant impact on the Fund’s performance. The Fund will not concentrate its investments, as defined under the 1940 Act.

Liquidity Risk. From time to time, the trading market for a particular security or type of security in which the Fund invests may become less liquid or even illiquid. Reduced liquidity will have an adverse impact on the Fund's ability to sell such securities when necessary to meet the Fund's liquidity needs or in response to a specific economic event. Market quotations for such securities may be volatile.

Managed Portfolio Risk. The Adviser’s investment strategies or choice of specific securities may be unsuccessful and may cause the Fund to incur losses.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Trust’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities are described in the Fund's SAI.

MANAGEMENT

The Adviser, subject to the authority of the Board of Trustees, furnishes continuing investment supervision to the Fund and is responsible for the management of the Fund’s portfolio.

The Adviser is an independent investment management firm with a “quality/value” investment philosophy. The Adviser was formed in 2007 and has provided investment advisory services (including through its predecessor firms) since 2004.

The Adviser’s principal address is 91 West Long Lake Road, Bloomfield Hills, Michigan 48304.

Pursuant to the Investment Advisory Agreement (the “Advisory Agreement”) with the Adviser, the Fund pays the Adviser an annual management fee for the Fund based on the Fund’s average daily net assets. The following table reflects the Fund’s contractual investment advisory fee rate (expressed as an annual rate), as well as the effective investment advisory fee rate paid by the Fund to the Adviser (net of fee waivers) for the Fund that had completed a full fiscal year of operations as of the date of this Prospectus.

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Fund	Contractual Advisory Fee (%) (annual rate)	Effective Investment Advisory Fee Rate (%) (for the fiscal year ended September 30, 2018)
Clarkston Select Fund	0.50%	0%

The management fee is paid on a monthly basis. The initial term of the Advisory Agreement is two years. The Board may extend the Advisory Agreement for additional one-year terms. The Board and shareholders of the Fund may terminate the Advisory Agreement upon thirty (30) days’ notice. The Adviser may terminate the Advisory Agreement upon sixty (60) days’ notice. A discussion regarding the basis for the Board’s approval of the Advisory Agreement is provided in the Fund's annual report to shareholders for the period ended September 30, 2018.

The Adviser has contractually agreed to limit the amount of the Fund’s Total Annual Fund Operating Expenses, exclusive of shareholder service fees, brokerage expenses, interest expenses, acquired fund fees and expenses, taxes and extraordinary expenses, to an annual rate, as set out below, of the Fund’s average daily net assets.

Fund	Contractual Fee Waiver
Clarkston Select Fund	0.55%

This agreement is in effect through January 31, 2020. The Adviser may not terminate this agreement without the approval by the Fund's Board of Trustees. The Adviser will be permitted to recover, on a class-by-class basis, expenses it has borne subsequent to the effective date of the agreement described above (whether through reduction of its management fee or otherwise) only to the extent that the Fund’s expenses in later periods do not exceed the lesser of: (1) the contractual expense limit in effect at the time the Adviser waives or limits the expenses; or (2) the contractual expense limit in effect at the time the Adviser seeks to recover the expenses; provided, however, that the Fund will not be obligated to reimburse any such expenses borne by the Adviser more than three years after the end of the date on which the fee or expense was waived or limited or assumed and paid by the Adviser, as calculated on a monthly basis.

THE PORTFOLIO MANAGERS

The portfolio managers are primarily responsible for the day-to-day investment and reinvestment of the Fund's assets. The portfolio managers listed below have served as the Fund’s portfolio managers since the Fund’s inception.

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Information about the portfolio managers, including information about the portfolio managers’ business experience, appears below. More information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of securities in the Fund is included in the SAI.

PORTFOLIO MANAGER	PAST 5 YEARS’ BUSINESS EXPERIENCE
Jeffrey A. Hakala, CPA, CFA Chief Executive Officer and Chief Investment Officer

Jeffery Hakala is Co-Founder, Chief Executive Officer and Chief Investment Officer of the Adviser. He has co-managed the firm’s investment disciplines since the firm’s inception in 2007. Mr. Hakala has a Bachelor of Arts, Business Administration from Michigan State University and a Master of Business Administration from Michigan State University.

Gerald W. Hakala, CFA Managing Partner, Equities

Gerald Hakala is Co-Founder and Managing Partner, Equities of the Adviser. He has co-managed the firm’s investment disciplines since the firm’s inception in 2007. Mr. Hakala has a Bachelor of Business Administration from the University of Michigan and a Master of Business Administration from Michigan State University.

ADMINISTRATOR, DISTRIBUTOR AND TRANSFER AGENT OF THE FUND

ALPS Fund Services, Inc. (the “Administrator” or the “Transfer Agent”) serves as the Fund's administrator, fund accountant and transfer agent. ALPS Distributors, Inc. (“ADI” or the “Distributor”) serves as the Fund's distributor.

BUYING AND REDEEMING SHARES

The Clarkston Select Fund currently offers Institutional Class shares.

No sales charges will be applied to your share purchases.

Institutional Class shares are typically offered only through certain types of financial intermediaries and to certain institutional investors. Institutional Class shares are also offered directly, via the Fund's transfer agent or through financial intermediaries. Such financial intermediaries may seek payment from the Fund or its service providers for the provision of distribution, administrative and/or shareholder retention services. Institutional investors may include, but are not limited to, corporations, retirement plans, public plans and foundations/endowments.

Distribution and Services (12b-1) Plan

The Fund has not adopted 12b-1 plans.

Shareholder Services Plan for Institutional Class Shares

The Fund has adopted a non-Rule 12b-1 shareholder services plan (a “Services Plan”) for Institutional Class shares which authorize the Fund to compensate select financial intermediaries and Fund affiliates an aggregate fee in an amount not to annually exceed 0.15% of the average daily net asset value of the Institutional Class shares of the Fund attributable to, or held in the name of,

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the financial intermediary for its clients as compensation for maintaining customer accounts that hold Fund shares. The Service Plan fee is compensation for providing, some or all of the following services: (i) establishing and maintaining Fund shareholder accounts, (ii) aggregating, processing and transmitting Fund shareholder orders and instructions regarding accounts, (ii) processing dividend and other distribution payments from the Fund on behalf of shareholders, (iv) preparing reports or forms on behalf of shareholders, (v) forwarding communications from the Fund to shareholders, and (vi) providing such other similar services as applicable statutes, rules or regulations permit. None of the aforementioned services includes distribution related services or activities. Any amount of the Services Plan fees not paid during the Fund's fiscal year for such services shall be reimbursed to the Fund.

Payments to Financial Intermediaries and Other Arrangements

The Adviser and/or its affiliates may enter into arrangements to make payments for additional activities to select financial intermediaries intended to result in the sale of Fund shares and/or other shareholder servicing activities out of the Adviser’s own resources (which may include profits from providing advisory services to the Fund). These payments are often referred to as “revenue sharing payments” and the revenue sharing payment amount generally vary by financial intermediary. The aggregate amount of the revenue sharing payments are determined by the Adviser and may be substantial. Revenue sharing payments create no additional cost to the Fund or its applicable shareholders.

Revenue sharing payments may create an incentive for a financial intermediary or its employees or associated persons to recommend or sell shares of the Fund to you, rather than shares of another mutual fund. Please contact your financial intermediary’s investment professional for details about revenue sharing payments it may be receiving.

Networking, Sub-Accounting and Administrative Fees

Select financial intermediaries may enter into arrangements with the Fund, or its designees, to perform certain networking, recordkeeping, sub-accounting and/or administrative services for shareholders of the Fund. These activities are routinely processed through the National Securities Clearing Corporation’s Fund/SERV and Trust Networking systems or similar systems. In consideration for providing these services in an automated environment, such financial intermediaries may receive compensation from the Fund. Any such compensation by the Fund to these select financial intermediaries for the aforementioned services are in addition to any shareholder services provided to the Fund shareholders.

Investment Minimums

The Fund offers investors Institutional Class shares subject to a $10,000 minimum investment with no minimum subsequent investment. Investors generally may meet the minimum investment amount by aggregating multiple accounts within the Fund if desired and if allowed by the relevant intermediary. The Fund reserves the right to change the amount of these minimums from time to time or to waive them in whole or in part if, in the Adviser’s or the Fund’s opinion, the investor has adequate intent and availability of assets to reach a future level of investment in the Fund that

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is equal to or greater than the minimum. Investors may establish an Automatic Investment Plan (AIP) account or a Systematic Withdrawal Plan (SWP) account; there are no subsequent investment minimums for investments in AIP or SWP accounts.

Exceptions to Investment Minimums

The following investors will not be subject to the Fund's investment minimums with respect to Institutional Class shares:

●	Financial advisors and consultants whose clients aggregate over the investment minimums;
●	Institutions that have a strategic investment advisory relationship with the Adviser;
●	Employees of the Adviser and their immediate family members; and
●	The Adviser’s investment advisory clients.

The Adviser reserves the right to make additional exceptions or otherwise modify these exceptions at any time and to reject any investment for any reason.

Buying Shares

In order to buy, exchange or redeem shares at that day’s net asset value, you must place your order with the Fund or its agent before the New York Stock Exchange (“NYSE”) closes (normally, 4:00 p.m. Eastern time). If the NYSE closes early, you must place your order prior to the actual closing time. Orders received by financial intermediaries prior to the close of trading on the NYSE will be confirmed at the offering price computed as of the close of trading on the NYSE. It is the responsibility of the financial intermediary to ensure that all orders are transmitted in a timely manner to the Funds. Otherwise, you will receive the next business day’s net asset value.

Investors may purchase, exchange or redeem Institutional Class shares of the Fund directly or through retirement plans, broker-dealers, bank trust departments, financial advisors or other financial intermediaries. Shares made available through full service broker-dealers may be available through wrap accounts under which such broker-dealers impose additional fees for services connected to the wrap account. Contact your financial intermediary or refer to your plan documents for instructions on how to purchase or redeem shares.

Investors may be charged a fee if they effect transactions through a broker or agent. The Fund has authorized one or more brokers to receive on its behalf purchase and redemption orders. Such brokers are authorized to designate other intermediaries to receive purchase and redemption orders on the Fund's behalf. The Fund will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker’s authorized designee, receives the order. Customer orders will be priced at the Fund's net asset value next computed after they are received by an authorized broker or the broker’s authorized designee.

There is an annual pass through IRA and Coverdell Education Savings Account maintenance fee of $10.00 that is charged by the IRA custodian on a per-account basis.

With certain limited exceptions, the Fund is available only to U.S. citizens or residents.

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The Fund will generally accept purchases only in U.S. dollars drawn from U.S. financial institutions. Cashier’s checks, third party checks, money orders, credit card convenience checks, cash or equivalents or payments in foreign currencies are not acceptable forms of payment. You may also contact the Fund to request a purchase of Fund shares using securities you own. The Fund reserves the right to refuse or accept such requests in whole or in part.

Redeeming Shares

Redemptions, like purchases, may generally be effected only through retirement plans, broker-dealers, financial intermediaries and directly through the Fund. Please contact the Fund, your financial intermediary or refer to the appropriate plan documents for details. Your financial intermediary may charge a processing or service fee in connection with the redemption of shares.

Redemption Payments

In all cases, your redemption price is the net asset value per share next determined after your request is received in good order. “Good order” means that your redemption request includes: (i) the Fund name and account number; (ii) the amount of the transaction in dollars or shares; (iii) signatures of you and any other person listed on the account, exactly as the shares are registered; (iv) any certificates you are holding for the account; and (v) any supporting legal documentation that may be required.

Redemption proceeds will typically be sent within one to two business days but may take up to seven days. However, if you recently purchased your shares by check, your redemption proceeds will not be sent to you until your original check clears, which may take up to 10 days. The Fund typically pays redemptions from cash, cash equivalents, proceeds from the sale of Fund shares, and/or from the sale of portfolio securities. These redemption payment methods are expected to be used in regular and stressed market conditions.

Your redemption proceeds can be sent by check to your address of record or by wire transfer to a bank account designated on your application. Your bank may charge you a fee for wire transfers. Any request that your redemption proceeds be sent to a destination other than your bank account or address of record must be in writing and must include a Medallion signature guarantee. Please call 1-844-680-6562 for information on obtaining a Medallion signature guarantee.

The Fund is not responsible for losses or fees resulting from posting delays or non-receipt of redemption payments at your bank when shareholder payment instructions are followed.

Redemptions In-Kind

The Fund reserves the right to make a payment in securities rather than cash. If the Fund deems it advisable for the benefit of all shareholders that a redemption payment wholly or partly in-kind would be in the best interests of the Fund’s remaining shareholders, the Fund may pay redemption proceeds to you in whole or in part with securities held by the Fund. If a Fund decides to redeem in-kind, the redeeming shareholder will generally receive pro-rata shares of the Fund’s portfolio. A redemption in kind could occur under extraordinary circumstances, such as a very large redemption that could affect the Fund’s operations (for example, more than 1% of the Fund’s net assets). However, the Fund is required to redeem shares solely for cash up to the lesser of $250,000 or

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1% of the net asset value of the Fund during any 90-calendar day period for any one shareholder. Should redemptions by any shareholder exceed such limitation, the Fund will have the option of redeeming the excess in cash or in-kind. Securities used to redeem Fund shares will be valued as described in “How Fund Shares are Priced” below. A shareholder may pay brokerage charges on the sale of any securities received as a result of a redemption in-kind. Redemptions in-kind are taxed to a redeeming shareholder for federal income tax purposes in the same manner as cash redemptions. Securities received in a redemption in-kind are subject to market risk until sold.

Medallion Signature Guarantees

The Fund requires a Medallion signature guarantee on any written redemption over $100,000 (but may require additional documentation or a Medallion signature guarantee on any redemption request to help protect against fraud) or for certain types of transfer requests or account registration changes. A Medallion signature guarantee may be obtained from a domestic bank or trust company, broker, dealer, clearing agency, savings association or other financial institution that is participating in a medallion program recognized by the Securities Transfer Association. The three “recognized” medallion programs are Securities Transfer Agents Medallion Program (STAMP), Stock Exchanges Medallion Program (SEMP) and NYSE, Inc. Medallion Signature Program (NYSE MSP). Please call 1-844-680-6562 for information on obtaining a Medallion signature guarantee.

Redemption Fees

The Fund does not charge redemption fees.

SHARE TRANSACTIONS

Share Certificates

The Fund does not issue share certificates.

Frequent Purchases and Sales of Fund Shares

The Fund does not permit market timing or other abusive trading practices. The Fund reserves the right, but does not have the obligation, to reject any purchase transaction at any time. In addition, the Fund reserves the right to suspend its offering of shares or to impose restrictions on purchases at any time that are more restrictive than those that are otherwise stated in this Prospectus with respect to disruptive, excessive or short-term trading.

Excessive short-term trading or other abusive trading practices may disrupt portfolio management strategies, increase brokerage and administrative costs and hurt Fund performance. The Board has adopted policies and procedures with respect to frequent purchases and redemptions and to seek to prevent market timing. To minimize harm to the Fund and its shareholders, the Fund reserves the right to reject, in its sole discretion, any purchase order from any investor it believes has a history of abusive trading or whose trading, in its judgment, has been or may be disruptive to the Fund. Such disruption may include trading that may interfere with the efficient management of the Fund, may materially increase the Fund’s transaction costs, administrative costs or taxes, or may otherwise be detrimental to the interests of the Fund and its shareholders. The Fund may also refuse purchase

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transactions from Fund intermediaries it believes may be facilitating or have facilitated abusive trading practices. In making this judgment, the Fund may consider trading done in multiple accounts under common ownership or control.

On a periodic basis, the Fund or its agents may review transaction history reports to identify redemptions that are within a specific time period from a previous purchase in the same account(s) in the Fund, or in multiple accounts that are known to be under common control. Redemptions meeting the criteria will be investigated for possible inappropriate trading.

Certain accounts, in particular omnibus accounts, include multiple investors and such accounts typically provide the Fund with a net purchase or redemption request on any given day. In these cases, purchases and redemptions of Fund shares are netted against one another and the identity of individual purchasers and redeemers whose orders are aggregated may not be known by the Fund. Therefore, it becomes more difficult for the Fund to identify market timing or other abusive trading activities in these accounts, and the Fund may be unable to eliminate abusive traders in these accounts from the Fund. Further, identification of abusive traders may also be limited by operational systems and technical limitations. To the extent abusive or disruptive trading is identified, the Fund will encourage omnibus account intermediaries to address such trading activity in a manner consistent with how the Fund would address such activity directly, if it were able to do so.

Due to the complexity and subjectivity involved in identifying market timing and other abusive trading practices, there can be no assurance that the Fund's efforts will identify all market timing or abusive trading activities. Therefore, investors should not assume that the Fund will be able to detect or prevent all practices that may disadvantage the Fund.

Verification of Shareholder Transaction Statements

You must contact the Fund in writing regarding any errors or discrepancies within 60 days after the date of the statement confirming a transaction. The Fund may deny your ability to refute a transaction if it does not hear from you within 60 days after the confirmation statement date.

Non-receipt of Purchase Wire/Insufficient Funds Policy

The Fund reserves the right to cancel a purchase if the check or electronic funds transfer does not clear your bank, or if a wire is not received by settlement date. You will be responsible for any fees charged to the Fund for insufficient funds (failed payment) and you may be responsible for any fees imposed by your bank as well as any losses that the Fund may incur as a result of the canceled purchase.

How Fund Shares are Priced

The Board of Trustees has approved procedures to be used to value the Fund's securities for the purposes of determining the Fund's net asset value. The valuation of the securities of the Fund is determined in good faith by or under the direction of the Board. The Board has delegated certain valuation functions for the Fund to the Administrator.

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The Fund generally values its securities based on market prices determined at the close of regular trading on the NYSE (normally, 4:00 p.m. Eastern time) on each business day (Monday through Friday). The Fund will not value its securities on any day that the NYSE is closed, including the following observed holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The Fund’s currency valuations, if any, are done as of the close of regular trading on the NYSE (normally, 4:00 p.m. Eastern time). For equity securities that are traded on an exchange, the market price is usually the closing sale or official closing price on that exchange. In the case of securities not traded on an exchange, or if such closing prices are not otherwise available, the market price is typically determined by independent third-party pricing vendors approved by the Board using a variety of pricing techniques and methodologies. The market price for debt obligations is generally the price supplied by an independent third-party pricing service approved by the Board, which may use a matrix, formula or other objective method that takes into consideration market indices, yield curves and other specific adjustments. Short-term debt obligations that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. If vendors are unable to supply a price, or if the price supplied is deemed to be unreliable, the market price may be determined using quotations received from one or more brokers-dealers that make a market in the security.

When such prices or quotations are not available, or when the Adviser believes that they are unreliable, securities may be priced using fair value procedures approved by the Board. The Fund may determine the fair value of investments based on information provided by pricing services and other third-party vendors, which may recommend fair value prices or adjustments with reference to other securities, indices or assets. In considering whether fair value pricing is required and in determining fair values, the Fund may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the Fund values its securities.

Valuing securities at fair value involves greater reliance on judgment than valuation of securities based on readily available market quotations. The fund that uses fair value to price securities may value those securities higher or lower than another fund using market quotations or its own fair value methodologies to price the same securities. There can be no assurance that the Fund could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the Fund determines its net asset value.

Customer Identification Program

To help the government fight the funding of terrorism and money laundering activities, federal law requires each Fund or its agents to obtain certain personal information from you (or persons acting on your behalf) in order to verify your (or such person’s) identity when you open an account, including name, address, date of birth and other information (which may include certain documents) that will allow the Transfer Agent to verify your identity. If this information is not provided, the Transfer Agent may not be able to open your account. If the Transfer Agent is unable to verify your identity (or that of another person authorized to act on your behalf) shortly after your account is opened, or believes it has identified potential criminal activity, the Fund, the Distributor

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and the Transfer Agent each reserve the right to reject further purchase orders from you or to take such other action as they deem reasonable or required by law, including closing your account and redeeming your shares at their net asset value at the time of redemption.

If you are opening an account in the name of a legal entity (e.g., a partnership, business trust, limited liability company, corporation, etc.), you may be required to supply the identity of the beneficial owner or controlling person(s) of the legal entity prior to the opening of your account. The Fund may request additional information about you (which may include certain documents, such as articles of incorporation for companies) to help the Transfer Agent verify your identity.

DIVIDENDS AND DISTRIBUTIONS

Income Dividends. Income dividends are derived from net investment income (i.e., interest and other income, less any related expenses) the Fund earns from its portfolio securities and other investments. The Fund intends to distribute any net income to shareholders quarterly.

Capital Gain Distributions. Capital gain distributions are derived from gains realized when the Fund sells a portfolio security. Long-term capital gains are derived from gains realized when the Fund sells a portfolio security it has owned for more than one year, and short-term capital gains are derived from gains realized when a portfolio security was owned for one year or less. The Fund intends to distribute amounts derived from capital gains to shareholders annually.

Reinvested in Shares or Paid in Cash. Dividends and distributions are reinvested in additional Fund shares unless you instruct the Transfer Agent to have your dividends and/or distributions paid by check and mailed to the address of record or transferred through an Automated Clearing House to the bank of your choice. You can change your choice at any time to be effective as of the next dividend or distribution, except that any change given to the Transfer Agent less than five days before the payment date will not be effective until the next dividend or distribution is made.

TAXES

Summary. The following information is a general summary of U.S. federal income tax consequences of investments in the Fund for U.S. persons only, which include (i) U.S. citizens or residents, (ii) corporations organized in the United States or under the law of the United States or any state, (iii) an estate whose income is subject to U.S. federal income taxation of its source; or (iv) a trust, if a court within the United States is able to exercise primary supervision over its administration and one or more U.S. persons have the authority to control all of its substantial decisions, or certain electing trusts that were in existence on August 20, 1996, and were treated as domestic trusts on August 19, 1996. Shareholders that are partnerships or nonresident aliens, foreign trusts or estates, or foreign corporations may be subject to different U.S. federal income tax treatment. If an entity treated as a partnership for U.S. federal income tax purposes is a beneficial owner of Fund shares, the tax treatment of a partner in the partnership will generally depend upon the status of the partner and the activities of the partnership. You should rely on your own tax adviser for advice about the particular federal, state and local tax consequences regarding your investment in the Fund.

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This discussion is based on the assumption that the Fund will qualify under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”) as regulated investment companies and will satisfy certain distribution requirements so that they are not generally subject to U.S. federal income tax. There can be no guarantee that these assumptions will be correct.

The Fund will not be subject to federal income taxes to the extent that it distributes substantially all of its net investment income and any realized capital gains. The Fund expects to distribute substantially all of its ordinary income and net capital gain (in excess of any capital loss carryovers) to its shareholders every year. In turn, shareholders will be taxed on distributions they receive, unless the shares are held by certain types of tax-exempt organizations or through tax-deferred accounts (such as 401(k) plan accounts or individual retirement accounts). Such arrangements are subject to special tax rules.

A shareholder subject to U.S. federal income tax will be subject to tax on Fund income dividends and capital gain distributions whether they are paid in cash or reinvested in additional Fund shares.

Income Dividends and Capital Gains

Distributions properly reported as net capital gain of the Fund will be taxable to Fund shareholders as long-term capital gain, regardless of how long shares of the Fund are held.

Other than distributions of net long-term capital gain, Fund distributions will generally be taxable as ordinary income or, if properly designated by the Fund, as “qualified dividend income” taxable to individual shareholders at the same maximum tax rate applicable to net long-term capital gains, provided that the individual receiving the dividend satisfies certain holding period requirements for his or her Fund shares. The amount of distributions from the Fund that will be eligible for the “qualified dividend income” lower maximum rate, however, cannot exceed the amount of dividends received by the Fund that are qualifying dividends (i.e., dividends from U.S. corporations or certain qualifying foreign corporations). Thus, to the extent that dividends from the Fund are attributable to other sources, such as taxable interest, fees from securities lending transactions, certain distributions from real estate investment trusts, Code section 988 transactions or are short-term capital gains, such dividends will not be eligible for the lower rate. However, if at least 95% of the Fund’s “gross income” is from qualifying dividends, then 100% of its distributions will be eligible for the lower rate. For these purposes, the Fund’s gross income does not include gain from the disposition of stock or securities except to the extent that the net short-term capital gain from such dispositions exceeds the net long-term capital loss from such dispositions. Fund distributions are taxable regardless of whether they are paid in cash or reinvested in additional shares.

Fund distributions of earnings and gains are taxable to a shareholder even if they are paid from income or gains earned by the Fund prior to the shareholder’s investment and thus were included in the price paid for the shares. Thus, a shareholder who purchases shares on or just before the record date of a Fund distribution will pay full price for the shares and may receive a portion of his or her investment back as a taxable distribution. While in effect a return of capital to the shareholder, the distribution is still taxable even though the shareholder did not participate in these gains. An investor can avoid this by investing soon after the Fund has made a distribution.

Prospectus | January 28, 2019	25

Clarkston Select Fund

Fund dividends paid to corporate shareholders that are attributable to qualifying dividends received from U.S. domestic corporations may be eligible for a 50% corporate dividends-received deduction, subject to certain holding period requirements and debt financing limitations.

Sale or Redemption of Fund Shares

Shareholders of the Fund will recognize taxable gain or loss on a sale, exchange or redemption of shares of the Fund, including an exchange of shares for shares of another fund managed by the Adviser, based on the difference between the shareholder’s adjusted tax basis in the shares disposed of and the amount received for them. Generally, this gain or loss will be long-term if the shareholder’s holding period for the shares disposed of exceeds 12 months, except that any loss realized on shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends that were received on the shares. Any loss realized on a disposition of shares of the Fund may be disallowed under “wash sale” rules to the extent that the shares disposed of are replaced with other substantially identical shares of the Fund within a period of 61 days beginning 30 days before the shares are disposed of, such as pursuant to a dividend reinvestment in shares of the Fund. If disallowed, the loss will be reflected in an adjustment to the basis of the shares acquired.

Any sales, exchanges or redemptions of, shares held in an IRA (or other tax-qualified plan) are generally not currently taxable.

Cost-Basis Reporting. The Fund (or its administrative agent) must report to the IRS and furnish to Fund shareholders the cost basis information for Fund shares purchased on or after January 1, 2012, and sold on or after such date. In addition to the requirement to report the gross proceeds from the sale of Fund shares, the Fund will also be required to report the cost basis information for such shares and indicate whether such shares had a short-term or long-term holding period. These requirements do not apply to investments through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement plan. If a shareholder does not make an election among the available IRS-accepted cost basis methods, the Fund will use a default cost basis method for the shareholder. The cost basis method elected or applied may not be changed after the settlement date of a sale of Fund shares. Fund shareholders should consult with their tax advisers concerning the most desirable IRS-accepted cost basis method for their tax situation and to obtain more information about how cost basis reporting applies to them.

Medicare Surtax. A Medicare surtax of 3.8% will be imposed on certain net investment income (including ordinary dividends and capital gain distributions received from the Fund and net gains from redemptions or other taxable dispositions of Fund shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds a certain amount. Any liability for this additional tax will be reported on, and paid with, the shareholder’s federal income tax return.

Backup Withholding. A shareholder of the Fund may be subject to backup withholding on any distributions of income, capital gains, or proceeds from the sale or exchange of Fund shares if the shareholder (i) has provided either an incorrect tax identification number or no such number, (ii) is subject by the IRS to backup withholding for failure to properly report payments of interest or

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dividends, (iii) has failed to certify that the shareholder is not subject to backup withholding, or (iv) has not certified that the shareholder is a U.S. person. The backup withholding rate is 24% for tax years after 2017 and before 2026.

Foreign Taxes Deductions and Credits. The Fund may be subject to foreign taxes or foreign tax withholding on dividends, interest and certain capital gains earned from their foreign security investments. A shareholder may be ineligible for any offsetting tax credit or tax deduction under U.S. tax laws for the shareholder’s portion of the Fund’s foreign tax obligations. See the statement of additional information for further information.

Annual Notifications. Each year, the Fund will notify shareholders of the tax status of dividends and distributions.

State and Local Income Taxes. Shareholders may also be subject to state and local income taxes on distributions and redemptions. Shareholders should consult their tax advisers regarding the tax status of distributions in their state and locality.

Tax Cuts and Jobs Act. In 2017, Congress enacted the Tax Cuts and Jobs Act, which contains far-reaching changes to the U.S. income tax laws generally effective for taxable years beginning after December 31, 2017. Most of the changes applicable to individuals are temporary and apply only to taxable years beginning before January 1, 2026. These changes may directly or indirectly affect investments in the Fund. See the SAI under “TAXES-The 2017 Tax Act.”

For more information, see the SAI under “TAXES.” Investors should consult with their tax advisers regarding the U.S. federal, foreign, state and local tax consequences of an investment in the Fund.

FINANCIAL HIGHLIGHTS

The financial highlights tables are intended to help you understand the financial performance of the Fund for each fiscal period shown. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned on an investment in the Fund (assuming reinvestment of all dividends and distributions). Financial highlights for the years ended September 30, 2018 and September 30, 2017 have been audited by Cohen & Company, Ltd. (“Cohen”) the Fund's independent registered public accounting firm. Cohen’s report, along with the Fund's financial statements, is included in the Fund's annual report, which is available upon request and free of charge by calling the Fund at 1-844-680-6562.

Prospectus | January 28, 2019	27

Clarkston Select Fund

Clarkston Select Fund – Institutional Class

For a Share Outstanding Throughout the Periods Presented

	For the Year Ended September 30, 2018		For the Period Ended September 30, 2017(a)
NET ASSET VALUE, BEGINNING OF PERIOD	$10.50		$10.00

INCOME/(LOSS) FROM OPERATIONS:
Net investment income(b)	0.21		0.12
Net realized and unrealized gain on investments	0.42		0.50
Total from investment operations	0.63		0.62

LESS DISTRIBUTIONS:
From net investment income	(0.22)		(0.12)
From net realized gains on investments	(0.02)		—
Total Distributions	(0.24)		(0.12)

NET INCREASE IN NET ASSET VALUE	0.39		0.50
NET ASSET VALUE, END OF PERIOD	$10.89		$10.50

TOTAL RETURN(c)	6.02%		6.21%

SUPPLEMENTAL DATA:
Net assets, end of period (in 000s)	$13,901		$11,785

RATIOS TO AVERAGE NET ASSETS
Operating expenses excluding reimbursement/waiver	1.27%		1.72	%(d)
Operating expenses including reimbursement/waiver	0.65	%(e)	0.67	%(d)(e)
Net investment income including reimbursement/waiver	1.94%		1.76	%(d)

PORTFOLIO TURNOVER RATE(f)	11%		3%

(a)	Commenced operations on February 1, 2017.

(b)	Per share amounts are based upon average shares outstanding.

(c)

Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(d)	Annualized.

(e)

According to the Fund's shareholder services plan with respect to the Fund's Institutional shares, any amount of fees accrued according to the plan but not paid during the Fund's fiscal year for such service activities shall be reimbursed to the Fund as soon as practical. Fees were reimbursed to the Fund during the year ended September 30, 2017 and the year ended September 30, 2018, respectively, in the amount of 0.03% (annualized) and 0.04% of average net assets of Institutional shares.

(f)	Portfolio turnover rate for periods less than one full year have not been annualized.

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ADDITIONAL INFORMATION ABOUT THE FUND

Shareholder Reports

Annual and semi-annual reports to shareholders provide additional information about the Fund's investments. These reports, when available, will discuss the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

Statement of Additional Information

The Statement of Additional Information provides more detailed information about the Fund. It is incorporated by reference into (is legally a part of) this Prospectus.

Householding Relationships

The Fund sends only one report to a household if more than one account has the same address. Contact the Transfer Agent if you do not want this policy to apply to you.

How to Obtain Additional Information

You can obtain shareholder reports or the statement of additional information (without charge), make inquiries or request other information about the Fund by contacting the Transfer Agent at 1-844-680-6562, by writing the Fund at Clarkston Select Fund, at 1290 Broadway, Suite 1100, Denver, CO 80203, or by calling your financial consultant. This information is also available free of charge on the Fund's website at www.clarkstonfunds.com.

You can also review the Fund's shareholder reports, prospectus and statement of additional information at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. You can get copies of these materials after paying a fee by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing to the Public Reference Section of the Commission, Washington, D.C. 20549-1520. Information about the public reference room may be obtained by calling 202-551-8090. You can get the same reports and information free from the EDGAR Database on the Commission’s Internet web site at http://www.sec.gov.

If someone makes a statement about the Fund that is not in this Prospectus, you should not rely upon that information. Neither the Fund nor the Distributor is offering to sell shares of the Fund to any person to whom the Fund may not lawfully sell its shares.

(Investment Company Act file no. 811-22747)

STATEMENT OF ADDITIONAL INFORMATION

January 28, 2019

CLARKSTON PARTNERS FUND

Founders Class CFSMX

Institutional Class CISMX

CLARKSTON FUND

Institutional Class CILGX

CLARKSTON SELECT FUND

Institutional Class CIDDX

CLARKSTON FOUNDERS FUND

Institutional Class CIMDX

ALPS Series Trust

Clarkston Partners Fund, Clarkston Fund, Clarkston Select Fund, and Clarkston Founders Fund (the “Funds”)

1290 Broadway, Suite 1100

Denver, CO  80202

This Statement of Additional Information (“SAI”) expands upon and supplements the information contained in the current Prospectus for the Funds listed above, each of which is a separate series of ALPS Series Trust, a Delaware statutory trust (the “Trust”).  Each series of the Trust represents shares of beneficial interest in a separate portfolio of securities and other assets with its own objective and policies.  Clarkston Capital Partners, LLC (the “Adviser”) is the investment adviser of the Funds.

This SAI is not a prospectus and is only authorized for distribution when preceded or accompanied by the Funds’ current prospectus dated January 28, 2019, as supplemented from time to time (collectively, the “Prospectus”).  This SAI supplements and should be read in conjunction with the Prospectus, a copy of which may be obtained without charge by writing the Clarkston Partners Fund, the Clarkston Fund, the Clarkston Select Fund or the Clarkston Founders Fund at the address listed above, or by calling the Funds’ transfer agent at 1-844-680-6562.  The Funds’ most recent Annual Report, if any, is incorporated by reference into this SAI and can be obtained free of charge, by calling the toll-free number printed above.

ORGANIZATION AND CLASSIFICATION

ALPS Series Trust

This SAI includes information about the Clarkston Partners Fund, the Clarkston Fund, the Clarkston Founders Fund, and the Clarkston Select Fund (each individually a “Fund” and collectively, the “Funds”).  The Funds are series of the ALPS Series Trust (the “Trust”), an open-end, management investment company organized as a Delaware statutory trust on January 12, 2012.

Classification

The Investment Company Act of 1940, as amended (the “1940 Act”), classifies mutual funds as either diversified or non-diversified.  The following table shows each Fund’s classification:

Fund	Classification
Clarkston Partners Fund	Non-Diversified
Clarkston Fund	Non-Diversified
Clarkston Select Fund	Non-Diversified
Clarkston Founders Fund	Non-Diversified

ADDITIONAL INVESTMENT ACTIVITIES AND RISKS

Each Fund’s principal investment objectives and strategies are discussed in the Prospectus under the “SUMMARY SECTION” for each Fund and under “INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES.”  In order to achieve its investment objective, each Fund generally makes investments of the sort described in the Prospectus.

A Fund may also invest in certain types of securities, or engage in certain investment activities, as generally discussed below.  In addition, a Fund may be subject to additional risks in connection with its investments in such securities or as a result of the Fund’s investment strategies or activities.

The table below reflects the principal or non-principal nature with respect only to each Fund’s direct investments or activities.

	Clarkston Partners Fund		Clarkston Fund		Clarkston Select Fund		Clarkston Founders Fund
	Principal	Non-Principal	Principal	Non-Principal	Principal	Non-Principal	Principal	Non-Principal
Bank Obligations		X		X		X		X
Borrowing		X		X		X		X
Brady Bonds		X		X		X		X
Combined Transactions		X		X		X		X
Convertible Securities		X		X		X		X
Common Stocks	X		X		X		X
Credit Default Swaps		X		X		X		X
Credit Ratings		X		X		X		X
Currency Transactions		X		X		X		X
Cyber Security Risk		X		X		X		X
Depositary Receipts		X		X		X		X

1

	Clarkston Partners Fund		Clarkston Fund		Clarkston Select Fund		Clarkston Founders Fund
	Principal	Non-Principal	Principal	Non-Principal	Principal	Non-Principal	Principal	Non-Principal
Derivatives		X		X		X		X
Equity Investments	X		X		X		X
Exchange Traded Funds and Other Similar Instruments		X		X		X		X
Firm Commitments and When-Issued Securities		X		X		X		X
Fixed-Income Securities		X		X		X		X
Floating and Variable Rate Instruments		X		X		X		X
Foreign Bank Time Deposits		X		X		X		X
High-yield Securities		X		X		X		X
Illiquid Securities		X		X		X		X
Inflation-Indexed Bonds		X		X		X		X
Interest-Only Securities		X		X		X		X
Interest Rate and Equity Swaps and Related Transactions		X		X		X		X
Loans of Portfolio Securities		X		X		X		X
Money Market Instruments/Securities		X		X		X		X
Non-U.S. Securities		X		X		X		X
Non-U.S. Sub-custodians		X		X		X		X
Options		X		X		X		X
Other Investment Companies (excluding ETFs)		X		X		X		X
Preferred Stock		X		X		X		X
Repurchase Agreements		X		X		X		X
Reverse Repurchase Agreements		X		X		X		X
Restricted Securities and Securities With Limited Trading Markets (Rule 144A)		X		X		X		X
Securities Related Issuers		X		X		X		X
Short Sales		X		X		X		X
2

	Clarkston Partners Fund		Clarkston Fund		Clarkston Select Fund		Clarkston Founders Fund
	Principal	Non-Principal	Principal	Non-Principal	Principal	Non-Principal	Principal	Non-Principal
Temporary Defensive Positions		X		X		X		X
Segregated and Other Special Accounts		X		X		X		X
U.S. Government Securities		X		X		X		X
Warrants and Rights		X		X		X		X
Zero-Coupon Securities, Pay-In-Kind Bonds and Deferred Payment Securities		X		X		X		X

Bank Obligations

Bank obligations that may be purchased by a Fund include certificates of deposit, banker’s acceptances and fixed time deposits.  A certificate of deposit is a short-term negotiable certificate issued by a commercial bank against funds deposited in the bank and is either interest-bearing or purchased on a discount basis.  A banker’s acceptance is a short-term draft drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction.  The borrower is liable for payment, as is the bank, which unconditionally guarantees to pay the draft at its face amount on the maturity date.  Fixed time deposits are obligations of branches of U.S. or non-U.S. banks which are payable at a stated maturity date and bear a fixed rate of interest.  Although fixed time deposits do not have a market, there are no contractual restrictions on the right to transfer a beneficial interest in the deposit to a third party.  Bank obligations may be general obligations of the parent bank or may be limited to the issuing branch by the terms of the specific obligations or by government regulation.  Securities issued or guaranteed by non-U.S. banks and non-U.S. branches of U.S. banks are subject to many of the risks of investing in non-U.S. securities generally.

Banks are subject to extensive governmental regulations which may limit both the amounts and types of loans and other financial commitments which may be made and interest rates and fees which may be charged.  The profitability of this industry is to a significant extent dependent upon the availability and cost of capital of funds used by the bank to finance its lending operations.  Also, general economic conditions play an important part in the operations of this industry and exposure to credit losses arising from possible financial difficulties of borrowers might affect a bank’s ability to meet its obligations.

Borrowing

Borrowing creates an opportunity for increased return, but, at the same time, creates special risks.  Furthermore, if a Fund were to engage in borrowing, an increase in interest rates could reduce the value of the Fund’s shares by increasing the Fund’s interest expense.

Subject to the limitations described under “Investment Limitations” below, each Fund may be permitted to borrow for temporary purposes and/or for investment purposes.  Such a practice will result in leveraging of a Fund’s assets and may cause the Fund to liquidate portfolio positions when it would not be advantageous to do so.  This borrowing may be secured or unsecured.  Provisions of the 1940 Act require each Fund to maintain continuous asset coverage (that is, total assets including borrowings, less liabilities exclusive of borrowings) of 300% of the amount borrowed, with an exception for borrowings not in excess of 5% of a Fund’s total assets made for temporary emergency purposes.  Any borrowings for temporary emergency purposes in excess of 5% of a Fund’s total assets must maintain continuous asset coverage.  If the 300% asset coverage should decline as a result of market fluctuations or other reasons, a Fund may be required to sell some of its portfolio holdings within three days (excluding Sundays and holidays) or such longer period as the Commission may prescribe by rules and regulations in order to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint if a Fund sells securities at that time.  Borrowing will tend to exaggerate the effect on net asset value of any increase or decrease in the market value of a Fund’s portfolio.  Money borrowed will be subject to interest costs which may or may not be recovered by appreciation of the securities purchased, if any.  A Fund also may be required to maintain minimum average balances in connection with such borrowings or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate. Reverse repurchase agreements are considered to be borrowings by a Fund. See “Reverse Repurchase Agreements” below.

3

Brady Bonds

Brady Bonds are securities created through the exchange of existing commercial bank loans to sovereign entities for new obligations in connection with debt restructurings under a debt restructuring plan introduced by former U.S. Secretary of the Treasury, Nicholas P. Brady. Brady Bonds may be collateralized or uncollateralized, are issued in various currencies (but primarily the U.S. dollar), and are traded in the over-the-counter secondary market.  Brady Bonds are not considered to be U.S. government securities.  In light of the residual risk of Brady Bonds and, among other factors, the history of defaults with respect to commercial bank loans by public and private entities in countries issuing Brady Bonds, investments in Brady Bonds may be viewed as speculative.  If a Fund acquires a Brady Bond, there can be no assurance that the Brady Bonds will not be subject to restructuring arrangements or to requests for new credit, which may cause the Fund to suffer a loss of interest or principal on any of its holdings.

Combined Transactions

Each Fund may enter into multiple transactions, including multiple options transactions, multiple currency transactions (including forward currency contracts), multiple interest rate transactions and any combination of options, currency and interest rate transactions, instead of a single derivative, as part of a single or combined strategy when, in the judgment of the Adviser, it is in the best interests of a Fund to do so.  A combined transaction will usually contain elements of risk that are present in each of its component transactions.  Although combined transactions will normally be entered into by a Fund based on the Adviser’s judgment that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase the risks or hinder achievement of the Fund’s investment objective.

Convertible Securities

Each Fund may invest in convertible securities, which are bonds, debentures, notes, preferred stock or other securities, which may be converted into or exchanged for a prescribed amount of common stock of the same or different issuer within a particular period of time at a specified price or formula.  A convertible security entitles the holder to receive interest paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged.  Before conversion, convertible securities ordinarily provide a stream of income, which generate higher yields than those of common stocks of the same or similar issuers but lower than the yield on non-convertible debt.  Convertible securities are usually subordinate or are comparable to non-convertible securities but rank senior to common stock or shares in a company’s capital structure.  The value of a convertible security is a function of (i) its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege and (ii) its worth, at market value, if converted into the underlying common stock.  Convertible securities are typically issued by smaller capitalized companies whose stock prices may be volatile.  The price of a convertible security often reflects such variations in the price of the underlying common stock in a way that non-convertible debt does not.  A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument.

Common Stock

Common stocks are shares of a corporation or other entity that entitle the holder to a pro rata share of the profits of the corporation, if any, without preference over any other shareholder or class of shareholders, including holders of the entity’s preferred stock and other senior equity.  Common stock usually carries with it the right to vote and frequently an exclusive right to do so.

4

Common stocks of companies that the Adviser believes have earnings that will grow faster than the economy as a whole are known as growth stocks.  Growth stocks typically trade at higher multiples of current earnings than other stocks.  As a result, the values of growth stocks may be more sensitive to changes in current or expected earnings than the values of other stocks.  If the Adviser’s assessment of the prospects for a company’s earnings growth is wrong, or if its judgment of how other investors will value the company’s earnings growth is wrong, then the price of that company’s stock may fall or may not approach the value that the Adviser has placed on it.

Common stocks of companies that are not expected to experience significant earnings growth, but whose stocks the Adviser believes are undervalued compared to their true worth, are known as value stocks.  These companies may have experienced adverse business developments or may be subject to special risks that have caused their stocks to be out of favor.  If the Adviser’s assessment of a company’s prospects is wrong, or if other investors do not eventually recognize the value of the company, then the price of the company’s stocks may fall or may not approach the value that the Adviser has placed on it.

Many stocks have both “growth” and “value” characteristics, and for some stocks it may be unclear which category, if any, it fits into.

Credit Default Swaps

Each Fund may enter into credit default swap contracts.  When used for hedging purposes, a Fund would be the buyer of a credit default swap contract.  In that case, a Fund would be entitled to receive the par (or other agreed-upon) value of a referenced debt obligation, index or other investment from the counterparty to the contract in the event of a default by a third party, such as a U.S. or foreign issuer, on the referenced debt obligation.  In return, the Fund would pay to the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred.  If no default occurs, the Fund would have spent the stream of payments and received no benefit from the contract.  When a Fund is the seller of a credit default swap contract, it receives the stream of payments but is obligated to pay upon default of the referenced debt obligation.  As the seller, a Fund would effectively add leverage to its portfolio because, in addition to its total assets, the Fund would be subject to investment exposure on the notional amount of the swap.

In addition to the risks applicable to derivatives generally, credit default swaps involve special risks because they are difficult to value, are highly susceptible to liquidity and credit risk, and generally pay a return to the party that has paid the premium only in the event of an actual default by the issuer of the underlying obligation, as opposed to a credit downgrade or other indication of financial difficulty.

Credit default swaps may be subject to regulation by the Commodity Futures Trading Commission (“CFTC”), Securities Exchange Commission (“SEC”) or both.  Both the CFTC and the SEC have issued or amended guidance and relief regarding the implementation of various provisions of the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (the “Dodd-Frank Act”) relating to the use of swaps.  Further action by the CFTC or SEC may affect a Fund’s ability to use credit default swaps or may require additional disclosure by the Fund.

Credit Ratings

The fixed-income securities in which each Fund may invest will not be required to meet a minimum rating standard. Fixed-income securities that are not rated for creditworthiness by any internationally recognized credit rating organization. are commonly referred to as “junk bonds” and involve significantly greater risks, including price volatility and risk of default of payment of interest and principal than higher rated securities.  A description of the ratings used by Moody’s and S&P is set forth in Appendix A to this SAI.

Currency Transactions

A Fund may engage in currency transactions with counterparties to hedge the value of portfolio securities denominated in particular currencies against fluctuations in relative value, to gain or reduce exposure to certain currencies or to generate income or gains.

5

Currency transactions include currency forward contracts and exchange-listed and over-the-counter (“OTC”) options on currencies and currency swaps.  A forward currency contract involves a privately negotiated obligation to purchase or sell (with delivery generally required) a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract.  A currency swap is an agreement to exchange cash flows based on the notional difference among two or more currencies and operates similarly to an interest rate swap, which is described below under “Interest Rate and Equity Swaps and Related Transactions.”

Each Fund may enter into a forward contract to sell, for a fixed amount of U.S. dollars, the amount of that currency approximating the value of some or all of a Fund’s portfolio securities denominated in such currency.  For example, a Fund may do this if the Adviser believes that the currency of a particular country may decline in relation to the U.S. dollar.  Forward contracts may limit potential gain from a positive change in the relationship between the U.S. dollar and foreign currencies.  Transaction hedging includes entering into a currency transaction with respect to specific assets or liabilities of a Fund, which will generally arise in connection with the purchase or sale of portfolio securities or the receipt of income from them.  Position hedging is entering into a currency transaction with respect to portfolio securities positions denominated or generally quoted in that currency.

Each Fund may cross-hedge currencies by entering into transactions to purchase or sell one or more currencies that are expected to increase or decline in value relative to other currencies to which a Fund has or in which a Fund expects to have exposure.  To reduce the effect of currency fluctuations on the value of existing or anticipated holdings of its securities, a Fund may also engage in proxy hedging.  Proxy hedging is often used when the currency to which a Fund’s holdings is exposed is difficult to hedge generally or difficult to hedge against the dollar.  Proxy hedging entails entering into a forward contract to sell a currency, the changes in the value of which are generally considered to be linked to a currency or currencies in which some or all of a Fund’s securities are or are expected to be denominated and to buy dollars.

If a Fund enters into a currency hedging transaction, the Fund will comply with the asset segregation requirements described below under “Use of Segregated and Other Special Accounts.”

Currency hedging involves some of the same risks and considerations as other derivative transactions.  Currency transactions can result in losses to a Fund if the currency being hedged fluctuates in value to a degree or in a direction that is not anticipated.  Further, the risk exists that the perceived linkage between various currencies may not be present or may not be present during the particular time that a Fund is engaging in these transactions.  Currency transactions are also subject to risks different from those of other portfolio transactions.  Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be adversely affected by government exchange controls, limitations or restrictions on repatriation of currency and manipulations or exchange restrictions imposed by governments.  These forms of governmental actions can result in losses to a Fund if it is unable to deliver or receive currency or monies in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs.  Currency exchange rates may fluctuate based on factors extrinsic to that country’s economy.

Depositary Receipts

Depositary receipts include sponsored and unsponsored depositary receipts that are or become available, including American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”) and Global Depositary Receipts (“GDRs”) and other depositary receipts.  Depositary receipts are typically issued by a financial institution (“depositary”) and evidence ownership interests in a security or a pool of securities (“underlying securities”) that have been deposited with the depositary.  The depositary for ADRs is typically a U.S. financial institution and the underlying securities are issued by a non-U.S. issuer.  ADRs are publicly traded on exchanges or OTC in the United States and are issued through “sponsored” or “unsponsored” arrangements.  In a sponsored ADR arrangement, the non-U.S. issuer assumes the obligation to pay some or all of the depositary’s transaction fees, whereas under an unsponsored arrangement, the non-U.S. issuer assumes no obligation and the depositary’s transaction fees are paid by the ADR holders.  In addition, less information is available in the United States about an unsponsored ADR than about a sponsored ADR, and the financial information about a company may not be as reliable for an unsponsored ADR as it is for a sponsored ADR.  In the case of GDRs, the depositary can be a non-U.S. or a U.S. financial institution and the underlying securities are issued by a non-U.S. issuer. GDRs allow companies in Europe, Asia, the United States and Latin America to offer shares in many markets around the world, thus allowing them to raise capital in these markets, as opposed to just in their home market.  The advantage of GDRs is that shares do not have to be bought through the issuing company’s home exchange, which may be difficult and expensive, but can be bought on all major stock exchanges.  In addition, the share price and all dividends are converted to the shareholder’s home currency.  As for other depositary receipts, the depositary may be a non-U.S. or a U.S. entity, and the underlying securities may have a non-U.S. or a U.S. issuer.  For purposes of each Fund’s investment policies, investments in depositary receipts will be deemed to be investments in the underlying securities.  Thus, a depositary receipt representing ownership of common stock will be treated as common stock.  Depositary receipts purchased by a Fund may not necessarily be denominated in the same currency as the underlying securities into which they may be converted, in which case the Fund may be exposed to relative currency fluctuations.

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Derivatives

Each Fund may engage in a variety of derivative transactions in accordance with the applicable rules of the CFTC, and, to the extent applicable, the rules and regulations of certain national or foreign exchanges; however, a Fund will not be obligated to use derivatives and the Funds make no representations as to the availability of these techniques at this time or at any time in the future.  Generally, derivatives are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index and may relate to stocks, bonds, interest rates, currencies or currency exchange rates, commodities, related indexes and other assets.  The types of derivatives in which a Fund may invest include, but are not limited to, futures contracts, currency forward contracts and currency swaps, the purchase and sale (or writing) of exchange listed and OTC put and call options on debt and equity securities, currencies, entering into various interest rate transactions such as swaps, caps floors, and collars, entering into equity swaps, caps and floors, the purchase and sale of indexed debt securities or trading in other similar types of instruments.

Derivatives may be used, among other reasons, as part of a Fund’s investment strategy, to attempt to protect against possible changes in the market value of securities held or to be purchased for a Fund’s portfolio resulting from securities markets or currency exchange rate fluctuations, to protect a Fund’s unrealized gains in the value of its securities, to facilitate the sale of those securities for investment purposes, to manage the effective maturity or duration of a Fund’s portfolio or to establish a position in the derivatives markets as a temporary substitute for purchasing or selling particular securities or to seek to enhance a Fund’s income or gain.  A Fund may use any or all types of derivatives which it is authorized to use at any time; no particular strategy will dictate the use of one type of transaction rather than another, as use of any authorized derivative will be a function of numerous variables, including market conditions.  The ability of a Fund to utilize derivatives successfully will depend on numerous factors including the Adviser’s ability to predict pertinent market movements, which cannot be assured.  These skills are different from those needed to select a Fund’s portfolio securities.

Subject to the constraints described above, each Fund may (if and to the extent so authorized) enter into futures contracts, currency forward contracts and currency swaps, purchase and sell (or write) exchange listed and OTC put and call options on securities, loan participations and assignments, currencies, futures contracts, indices and other financial instruments, and each Fund may enter into interest rate transactions, equity swaps and related transactions and other similar transactions which may be developed to the extent the Adviser determines that they are consistent with a Fund’s investment objective and policies and applicable regulatory requirements.  A Fund’s interest rate transactions may take the form of swaps, caps, floors and collars, and a Fund’s currency transactions may take the form of currency forward contracts, currency swaps and options on currencies.

Certain standardized swap transactions are currently subject to mandatory central clearing or may be eligible for voluntary central clearing.  Central clearing is expected to decrease counterparty risk and increase liquidity compared to uncleared swaps because central clearing interposes the central clearinghouse as the counterpart to each participant’s swap.  However, central clearing does not eliminate counterparty risk or illiquidity risk entirely.  In addition, depending on the size of a Fund and other factors, the margin required under the rules of a clearinghouse and by a clearing member may be in excess of the collateral required to be posted by a fund to support its obligations under a similar uncleared swap.

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In connection with the use of certain derivatives, the Adviser intends to comply with the requirements of the Commodity Exchange Act (“CEA”) by operating a Fund in a manner consistent with the restrictions of Rule 4.5, including filing a notice of eligibility of exemption from registration in accordance with applicable procedures and deadlines.

Derivatives involve special risks, including possible default by the other party to the transaction, illiquidity and, to the extent the Adviser’s view as to certain market movements is incorrect, the risk that the use of derivatives could result in significantly greater losses than if it had not been used.  Losses resulting from the use of derivatives will reduce a Fund’s net asset value, and possibly income, and the losses may be significantly greater than if derivatives had not been used.

Each Fund’s use of derivatives may be limited by certain provisions of the Internal Revenue Code of 1986, as amended (the “Code”).  When used, derivatives may increase the amount and affect the timing and character of taxes payable by shareholders. See “TAXES.”

Risks of Derivatives Outside of the United States

When conducted outside the United States, derivatives may not be regulated as rigorously as in the United States, may not involve a clearing mechanism and related guarantees, and will be subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities, currencies and other instruments.  In addition, the price of any foreign options contract and, therefore, the potential profit and loss thereon, may be affected by any variance in the foreign exchange rate between the time an order is placed and the time it is liquidated, offset or exercised.  The value of positions taken as part of non-U.S. derivatives also could be adversely affected by: (i) other complex foreign political, legal and economic factors; (ii) lesser availability of data on which to make trading decisions than in the United States; (iii) delays in a Fund’s ability to act upon economic events occurring in foreign markets during nonbusiness hours in the United States; (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States; and (v) lower trading volume and liquidity.

Equity Investments

Each Fund will invest in equity securities.  Equity securities (which generally include common stocks, preferred stocks, warrants, securities convertible into common or preferred stocks and similar securities) are generally volatile and riskier than some other forms of investment.  Equity securities of companies with relatively small market capitalizations may be more volatile than the securities of larger, more established companies or broad equity market indices generally.  Common stock and other equity securities may take the form of stock in corporations, partnership interests, interests in limited liability companies and other direct or indirect interests in business organizations.

Exchange-Traded Funds and Other Similar Instruments

Shares of exchange-traded funds (“ETFs”) and other similar instruments may be purchased by the Funds.  Generally, an ETF is an investment company that is registered under the 1940 Act Index ETFs that holds a portfolio of securities designed to track the performance of a particular index or index segment, actively managed ETFs are actively managed by an investment adviser.  Similar instruments, issued by pools that are not investment companies, offer characteristics similar to index ETFs and may be designed to track the performance of an index or basket of securities of companies engaged in a particular market or sector.  ETFs sell and redeem their shares at net asset value in large blocks (typically 50,000 of its shares) called “creation units.”  Shares representing fractional interests in these creation units are listed for trading on national securities exchanges and can be purchased and sold in the secondary market in lots of any size at any time during the trading day.

Investments in ETFs and other similar instruments involve certain inherent risks generally associated with investments in a broadly-based portfolio of stocks including: (i) risks that the general level of stock prices may decline, thereby adversely affecting the value of each unit of the ETF or other instrument; (ii) an index ETF may not fully replicate the performance of its benchmark index because of temporary unavailability of certain index securities in the secondary market or discrepancies between the ETF and the index with respect to the weightings of securities or number of stocks held; (iii) an ETF may also be adversely affected by the performance of the specific index, market sector or group of industries on which it is based; and (iv) an index ETF may not track an index as well as a traditional index mutual fund because ETFs are valued by the market and, therefore, there may be a difference between the market value and the ETF’s net asset value.  Each Fund may both purchase and effect short sales of shares of ETFs and may also purchase and sell options on shares of ETFs.  These investments may be used for hedging purposes or to seek to increase total return (which is considered a speculative activity).

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Because ETFs and pools that issue similar instruments incur various fees and expenses, a Fund’s investment in these instruments will involve certain indirect costs, as well as transaction costs, such as brokerage commissions.  The Adviser will consider expenses associated with an investment in determining whether to invest in an ETF or other instrument.  In the case of ETFs that are investment companies, they invest substantially all of their assets in securities of various securities indices or a particular segment of a securities index.  The market price of ETFs is expected to fluctuate in accordance with both changes in the asset values of their underlying indices and supply and demand of an ETF’s shares on the exchange.  ETFs may trade at relatively modest discounts or premiums to net asset value.  In general, most ETFs have a limited operating history and information may be lacking regarding the actual performance and trading liquidity of such shares for extended periods or over complete market cycles.  In addition, there is no assurance that the requirements of the Exchange necessary to maintain the listing of ETFs in which a Fund invests will continue to be met or will remain unchanged.  In the event substantial market or other disruptions affecting the shares of ETFs held by a Fund should occur in the future, the liquidity and value of that Fund’s shares could also be adversely affected.

Limitations of the 1940 Act, which prohibit a Fund from acquiring more than 3% of the outstanding shares of another investment company, may restrict a Fund’s ability to purchase shares of certain ETFs.

Firm Commitments and When-Issued Securities

Each Fund may purchase securities on a firm commitment basis, including when-issued securities.  Each Fund may also be entitled to receive when-issued securities in relation to its holdings in common stock of companies that undertake certain corporate actions and reorganizations.  Securities purchased on a firm commitment basis are purchased for delivery beyond the normal settlement date at a stated price and yield.  No income accrues to the purchaser of a security on a firm commitment basis prior to delivery.  Such securities are recorded as an asset and are subject to changes in value based upon changes in the general level of interest rates.  Purchasing a security on a firm commitment basis can involve a risk that the market price at the time of delivery may be lower than the agreed upon purchase price, in which case there could be an unrealized loss at the time of delivery.  A Fund will only make commitments to purchase securities on a firm commitment basis with the intention of actually acquiring the securities, but may sell them before the settlement date if it is deemed advisable.  A Fund will designate liquid assets in an amount at least equal in value to a Fund’s commitments to purchase securities on a firm commitment basis.  If the value of these assets declines, a Fund will place additional liquid assets in the account on a daily basis so that the value of the assets in the account is equal to the amount of such commitments.  As when-issued securities are subject to delayed or deferred settlement, such securities may be either illiquid, or suffer from severe constraints in liquidity. When purchasing securities pursuant to a when-issued or forward commitment transaction, payment for the securities is not required until the delivery date. However, the purchaser assumes the rights and risks of ownership, including the risks of price and yield fluctuations. When a Fund has sold a security pursuant to one of these transactions, the Fund does not participate in further gains or losses with respect to the security. A Fund may renegotiate a when-issued or firm commitment transaction and may sell the underlying securities before delivery, which may result in capital gains or losses for the Fund. When-issued and forward-commitment transactions will not be considered to constitute issuance by a Fund of a “senior security” as that term is defined in Section 18(g) of the 1940 Act, and therefore, such transactions will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by the Fund, if a Fund covers the transaction in accordance with the requirements described under the heading “Borrowings”.

Fixed-Income Securities

Each Fund may invest in fixed-income securities.  Fixed-income securities generally pay a specified rate of interest or dividends, or a rate that is adjusted periodically by reference to some specified index or market rate or other factor.  Fixed-income securities may include securities issued by U.S. federal, state, local and non-U.S. governments and other agencies and instrumentalities, and by a wide range of private or corporate issuers.  Fixed-income securities include, among others, bonds, notes, bills, debentures, convertible securities, bank obligations, mortgage and other asset-backed securities, loan participations and assignments and commercial paper.

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Because interest rates vary, it is impossible to predict the income of a Fund for any particular period.  Except to the extent that values are affected independently by other factors such as developments relating to a specific issuer or group of issuers, when interest rates decline, the value of fixed-income securities can generally be expected to rise.  Conversely, when interest rates rise, the value of fixed-income securities can generally be expected to decline.  Prices of longer-term securities generally increase or decrease more sharply than those of shorter-term securities in response to interest rate changes, particularly if such securities were purchased at a discount.  It should be noted that the market values of securities rated below investment grade and comparable unrated securities tend to react less to fluctuations in interest rate levels than do those of higher-rated securities.

Call or Buy-Back Features. In addition, many fixed-income securities contain call or buy-back features that permit their issuers to call or repurchase the securities from their holders.  Such securities may present risks based on payment expectations.  Although a Fund may typically receive a premium if an issuer were to redeem a security, if an issuer exercises such a “call option” and redeems the security during a time of declining interest rates, a Fund may realize a capital loss on its investment if the security was purchased at a premium and a Fund may have to replace the called security with a lower yielding security, resulting in a decreased rate of return to the Fund.

Floating and Variable Rate Instruments

Each Fund may invest in floating and variable rate obligations.  Floating or variable rate obligations bear interest at rates that are not fixed, but vary with changes in specified market rates or indices, such as the prime rate, and at specified intervals.  Variable rate obligations invest include variable rate master demand notes, which are unsecured instruments issued pursuant to an agreement between the issuer and the holder that permit the indebtedness thereunder to vary and provide for periodic adjustments in the interest rate.

Certain floating or variable rate obligations may carry a demand feature that would permit the holder to tender them back to the issuer of the instrument or to a third party at par value prior to maturity.  Some demand instruments may not be traded in a secondary market and derive their liquidity solely from the ability of the holder to demand repayment from the issuer or third party providing credit support.  If a demand instrument is not traded in a secondary market, a Fund will nonetheless treat the instrument as liquid for the purposes of its investment restriction limiting investments in illiquid securities unless the demand feature has a notice period of more than seven days; if the notice period is greater than seven days, such a demand instrument will be characterized as illiquid for such purpose.  A Fund’s right to obtain payment at par on a demand instrument could be affected by events occurring between the date a Fund elects to demand payment and the date payment is due that may affect the ability of the issuer of the instrument or a third party providing credit support to make payment when due.  To facilitate settlement, some demand instruments may be held in book entry form at a bank other than a Fund’s custodian subject to a sub-custodian agreement approved by a Fund between that bank and the Fund’s custodian.

Foreign Bank Time Deposits

Each Fund may make time deposits in interest-bearing foreign bank accounts.  Such time deposits will be subject to conditions placed on the time deposit account by the applicable bank (e.g., higher interest payments for maintaining funds in the account for longer periods of time).  The Adviser generally expects its foreign bank time deposits to be made and maintained in U.S. dollars; however, the Adviser may make such deposits in foreign currencies where the Adviser deems such investments to be in the best interest of a Fund.  Foreign bank time deposit accounts may be subject to restrictions on withdrawal, including penalties or reductions in interest for withdrawals before the end of the expected or intended duration of the time deposit.

High-Yield Securities

Each Fund may invest in high-yield securities.  High-yield securities are considered speculative with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligations.  Under rating agency guidelines, any quality and protective characteristics of high-yield securities will likely be outweighed by large uncertainties or major risk exposures to adverse conditions.  Medium and lower rated securities may have poor prospects of ever attaining any real investment standing, may have a current identifiable vulnerability to default, may be unlikely to have the capacity to pay interest and repay principal when due in the event of adverse business, financial or economic conditions, and/or may be in default or not current in the payment of interest or principal.

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The credit ratings of S&P, Fitch, Moody’s or other agencies are evaluations of the safety of principal and interest payments, not market value risk, of lower-rated securities.  Credit rating agencies may fail to change timely the credit ratings to reflect subsequent events.  Many debt securities in international markets, especially in emerging markets, bear no rating whatsoever.  Ratings organizations have declined to determine ratings for such securities for a host of reasons, including but not limited to the issuer’s lack of scale, insufficient or inadequate disclosure by the issuer, or insufficient operating history on the part of the issuer.

Neither a Fund nor the Adviser can conclude that ratings issued by recognized agencies reflect the true financial position of the underlying issuer; nor can any Fund or the Adviser be certain an issuer will maintain its current credit rating in the future.  When available, the Adviser may refer to selected ratings from recognized agencies.  The Adviser may also choose to augment such ratings with its own analyses of issuers, which may include, among other things, review of historic and current financial conditions and anticipated future cash flows.

Changes in Credit Ratings.  Changes by recognized rating services in their ratings of a high-yield security and in the ability of an issuer to make payments of interest and principal may also affect the value of these investments.  A description of the ratings used by Moody’s and S&P is set forth in Appendix A to this SAI.  The ratings of Moody’s and S&P generally represent the opinions of those organizations as to the quality of the securities that they rate.  Such ratings, however, are relative and subjective, are not absolute standards of quality, are subject to change and do not evaluate the market risk or liquidity of the securities.  Ratings of a non-U.S. debt instrument, to the extent that those ratings are undertaken, are related to evaluations of the country in which the issuer of the instrument is located, which may cause a rating to be lower than would otherwise by suggested by the intrinsic creditworthiness of the issuer.

Liquidity.  The secondary markets for high-yield securities are not as liquid as the secondary markets for higher rated securities.  The secondary markets for high-yield securities are concentrated in relatively few market makers and participants in the market are mostly institutional investors, including insurance companies, banks, other financial institutions and mutual funds.  In addition, the trading volume for high-yield securities is generally lower than that for higher-rated securities and the secondary markets could contract under adverse market or economic conditions independent of any specific adverse changes in the condition of a particular issuer, decreasing the liquidity of high-yield securities held in general.  These factors may have an adverse effect on the ability of a Fund holding such securities to dispose of particular portfolio investments at the price it would wish, may adversely affect a Fund’s net asset value per share and may limit the ability of a Fund to obtain accurate market quotations for purposes of valuing securities and calculating net asset value.

Legislative and Regulatory Developments.  Prices for high-yield securities may be affected by legislative and regulatory developments.  These laws could adversely affect a Fund’s investments in high-yield securities, the secondary market for high-yield securities, the financial condition of issuers of these securities and the value of outstanding high-yield securities.  For example, federal legislation requiring the divestiture by federally insured savings and loan associations of their investments in high-yield bonds and limiting the deductibility of interest by certain corporate issuers of high-yield bonds adversely affected the market in prior years.

High-yield Corporate Securities.  While the market values of securities rated below investment grade and comparable unrated securities tend to react less to fluctuations in interest rate levels than do those of higher-rated securities, the values of certain of these securities also tend to be more sensitive to individual corporate developments and changes in economic conditions than higher-rated securities.  In addition, such securities present a higher degree of credit risk.  Issuers of these securities are often highly leveraged and may not have more traditional methods of financing available to them, so that their ability to service their debt obligations during an economic downturn or during sustained periods of rising interest rates may be impaired.  The risk of loss due to default by such issuers is significantly greater than with investment grade securities because such securities generally are unsecured and subordinated to the prior payment of senior indebtedness.  If a Fund holds such securities, the Fund also could incur additional expenses to the extent that it is required to seek recovery upon a default in the payment of principal or interest on its portfolio holdings.  These risks may be greater for non-U.S. high-yield securities especially those of issuers located in emerging markets.

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The development of markets for high-yield corporate securities has been a relatively recent phenomenon, especially outside the United States.  In addition, these markets have undergone significant changes in the past and may undergo significant changes in the future.

A Fund may invest in high-yield securities that bear interest at fixed rates, securities with variable rates of interest, or securities that involve equity features, such as contingent interest or participations based on revenues, sales or profits (i.e., interest or other payments, often in addition to a fixed rate of return, that are based on the borrower’s attainment of specified levels of revenues, sales or profits and thus enable the holder of the security to share in the potential success of the venture).

High-yield Non-U.S. Debt Securities.  Investing in fixed and floating rate high-yield non-U.S. debt securities, especially those of issuers located in emerging market countries, will expose a Fund to the direct or indirect consequences of political, social or economic changes in the countries that issue the securities or in which the issuers are located, in addition to the risks of investing in high-yield securities generally.  For example, the ability and willingness of sovereign obligors in emerging market countries or the governmental authorities that control repayment of their external debt to pay principal and interest on such debt when due may depend on general economic and political conditions within the relevant country.  Certain countries in which a Fund may invest, especially emerging market countries, have historically experienced, and may continue to experience, high rates of inflation, high interest rates, exchange rate trade difficulties and extreme poverty and unemployment.  Many of these countries are also characterized by political uncertainty or instability.  Additional factors which may influence the ability or willingness to service debt include, but are not limited to, an issuer’s (including sovereign issuers) cash flow situation, the availability of sufficient foreign exchange on the date a payment is due, and the relative size of its debt service burden.  Non-U.S. issuers, including government issuers, may also have debt (such as commercial bank debt) which is senior to its high-yield securities.

The ability of a non-U.S. sovereign obligor, especially an obligor in an emerging market country, to make timely payments on its external debt obligations will also be strongly influenced by the obligor’s balance of payments, including export performance, its access to international credit and investments, fluctuations in interest rates and the extent of its foreign reserves, and the issuing government’s policy toward the International Monetary Fund, the World Bank and other international agencies.  A country whose exports are concentrated in a few commodities or whose economy depends on certain strategic imports could be vulnerable to fluctuations in international prices of these commodities or imports.  To the extent that a country receives payment for its exports in currencies other than dollars, its ability to make debt payments denominated in dollars could be adversely affected.  If a non-U.S. sovereign obligor cannot generate sufficient earnings from foreign trade to service its external debt, it may need to depend on continuing loans and aid from foreign governments, commercial banks and multilateral organizations, and inflows of foreign investment.  The commitment on the part of these foreign governments, multilateral organizations and others to make such disbursements may be conditioned on the government’s implementation of economic reforms and/or economic performance and the timely service of its obligations.  Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties’ commitments to lend funds, which may further impair the obligor’s ability or willingness to timely service its debts.  The cost of servicing external debt will also generally be adversely affected by rising international interest rates, because many external debt obligations bear interest at rates which are adjusted based upon international interest rates.  The ability to service external debt will also depend on the level of the relevant government’s international currency reserves and its access to foreign exchange.  Currency devaluations may affect the ability of an issuer to obtain sufficient foreign exchange to service its debt.  The risks enumerated above are particularly heightened with regard to issuers in emerging market countries.

As a result of the foregoing or other factors, a governmental obligor, especially an obligor in an emerging market country, may default on its obligations.  If such an event occurs, a Fund may have limited legal recourse against the issuer and/or guarantor.  Remedies must, in some cases, be pursued in the courts of the defaulting party itself, and the ability of the holder of non-U.S. sovereign debt securities to obtain recourse may be subject to the political climate in the relevant country.

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Illiquid Securities

Each Fund may invest up to 15% of the value of its net assets in illiquid securities.  The term “illiquid securities” for this purpose means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which a Fund has valued the securities.  Illiquid securities are considered to include, among other things, written OTC options, securities or other liquid assets being used as cover for such options, repurchase agreements with maturities in excess of seven days, certain loan participation interests, fixed time deposits which are not subject to prepayment or provide for withdrawal penalties upon prepayment (other than overnight deposits), and other securities whose disposition is restricted under the federal securities laws.

To the extent that instruments that a Fund holds become illiquid due to the lack of sufficient buyers or market or other conditions, the percentage of a Fund’s assets invested in illiquid assets would increase.  The Adviser, under the supervision of the Board of Trustees, monitors Fund investments in assignments and loan participations and will, in such a case, consider appropriate measures to enable a Fund to maintain sufficient liquidity for operating purposes and to meet redemption requests.

Inflation-Indexed Bonds

Inflation-indexed bonds are fixed-income securities whose principal value is periodically adjusted according to the rate of inflation.  Two structures are common.  The U.S. Treasury and some other issuers use a structure that accrues inflation into the principal value of the bond.  Most other issuers pay out the Consumer Price Index accruals as part of a semiannual coupon.

Inflation-indexed securities issued by the U.S. Treasury have maturities of five, ten or twenty years, although it is possible that securities with other maturities will be issued in the future.  The U.S. Treasury securities pay interest on a semiannual basis, equal to a fixed percentage of the inflation-adjusted principal amount.  For example, if a Fund purchased an inflation-indexed bond with a par value of $1,000 and a 3% real rate of return coupon (payable 1.5% semi-annually), and inflation over the first six months were 1%, the mid-year par value of the bond would be $1,010 and the first semi-annual interest payment would be $15.15 ($1,010 times 1.5%).  If inflation during the second half of the year resulted in the whole year’s inflation equaling 3%, the end-of-year par value of the bond would be $1,030 and the second semi-annual interest payment would be $15.45 ($1,030 times 1.5%).

If the periodic adjustment rate measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced.  Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds, even during a period of deflation.  However, the current market value of the bonds is not guaranteed, and will fluctuate.  Each Fund may also invest in other inflation related bonds which may or may not provide a similar guarantee.  If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal.  The value of inflation-indexed bonds is expected to change in response to changes in real interest rates.  Real interest rates in turn are tied to the relationship between nominal interest rates and the rate of inflation.

Interest-Only Securities

Interest only securities (“IOs”) are a form of stripped mortgage security.  Stripped mortgage securities may be issued by agencies or instrumentalities of the U.S. government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks and special purpose subsidiaries of the foregoing.  The risk of early prepayment is the primary risk associated with IOs.

Stripped mortgage securities are structured with two or more classes of securities that receive different proportions of the interest and principal distributions on a pool of mortgage assets.  IOs are one class of a stripped mortgage security that receives all of the interest (while another class will receive all of the principal (“POs” or “principal only class”)).

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Interest-Rate and Equity Swaps and Related Transactions

Each Fund may enter into interest rate and equity swaps and may purchase or sell (i.e., write) interest rate and equity caps, floors and collars.  If a Fund enters into these types of transactions, the Fund expects that it would do so in order to hedge against either a decline in the value of the securities included in the Fund’s portfolio, or against an increase in the price of the securities which it plans to purchase, in order to preserve or maintain a return or spread on a particular investment or portion of its portfolio or to achieve a particular return on cash balances, or in order to increase income or gain.  Interest rate and equity swaps involve the exchange between the parties to the swap of their respective commitments to make or receive payments based on a notional principal amount.  The purchase of an interest rate or equity cap entitles the purchaser, to the extent that a specified index exceeds a predetermined level, to receive payments on a contractually-based principal amount from the party selling the interest rate or equity cap.  The purchase of an interest rate or equity floor entitles the purchaser, to the extent that a specified index falls below a predetermined rate, to receive payments on a contractually-based principal amount from the party selling the interest rate or equity floor.  A collar is a combination of a cap and a floor which preserve a certain return within a predetermined range of values.

If a Fund enters into interest-rate and equity swaps, the Fund expects that it will usually enter into the swap on a net basis (i.e., the two payment streams are netted out), with the Fund receiving or paying, as the case may be, only the net amount of the two payments.  The net amount of the excess, if any, of a Fund’s obligations over its entitlements with respect to each interest rate or equity swap will generally be accrued on a daily basis, and an amount of liquid assets having an aggregate net asset value at least equal to the accrued excess will be designated to cover such liability.  If a Fund enters into an interest rate or equity swap on other than a net basis, the Fund will designate the full amount accrued on a daily basis of the Fund’s obligations with respect to the swap.

The use of interest rate and equity swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions.  There is a risk that is incorrect forecasts of market values, interest rates and other applicable factors, will diminish the investment performance of a Fund compared with what it would have been if these investment techniques were not utilized.  Moreover, even if the forecasts are correct, there is a risk that the swap position may correlate imperfectly with the price of the asset or liability being hedged.

As is the case with options strategies, the effective use of swaps and related transactions by a Fund may depend, among other things, on the Fund’s ability to terminate the transactions at times when the Adviser deems it desirable to do so.  To the extent a transaction is not or cannot be terminated in a timely manner, a Fund may suffer a loss in excess of any amounts that it may have received, or expected to receive, as a result of entering into the transaction.

The liquidity of swap agreements will be determined based on various factors, including (i) the frequency of trades and quotations, (ii) the number of dealers and prospective purchasers in the marketplace, (iii) dealer undertakings to make a market, (iv) the nature of the security (including any demand or tender features), and (v) the nature of the marketplace for trades (including the ability to assign or offset a Fund’s rights and obligations relating to the investment).

There is no limit on the amount of interest rate and equity swap transactions that may be entered into by a Fund.  Because swaps and related transactions are bilateral contractual arrangements between the counterparties to the transactions, a Fund’s ability to terminate such an arrangement may be considerably more limited than in the case of an exchange traded instrument.  If the other party to a swap defaults, a Fund’s risk of loss is the net amount of payments that the Fund contractually is entitled to receive, if any.  A Fund may purchase and sell caps, floors and collars without limitation, subject to the segregated account requirement described above.

Loans of Portfolio Securities

Upon approval by the Board of Trustees, a Fund may lend portfolio securities to brokers or dealers or other financial institutions in accordance with policies and procedures of the Trust, as may be adopted from time to time.  The procedure for the lending of securities will typically include the following features and conditions.  The collateral will consist either of U.S. Government Securities or the borrower of the securities will deposit cash with a Fund in an amount equal to a minimum of 100% of the market value of the securities lent.  A Fund will seek to invest the collateral in short-term debt securities, cash equivalents (or pooled investment vehicle interests in cash, cash equivalents and short-term debt instruments) and earn the income thereon.  A negotiated portion of the income so earned may be paid to the securities or lending agent (e.g a bank or trust company) who arranged the loan.  The collateral will be marked to market daily, and if the value of the collateral drops below the required minimum at any time, the borrower may typically be called upon to post additional collateral.  These will be “demand” loans and may be terminated by a Fund at any time.  A Fund will receive any payments in lieu of dividends and interest paid on the securities lent, although the U.S. federal income tax characteristics of such payment may change.  A Fund’s performance will continue to reflect changes in the value of the securities loaned.

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The terms of the structure of the loan arrangements, as well as the aggregate amount of securities loans, must be consistent with the 1940 Act and rules and interpretations of the SEC thereunder. These provisions limit the amount of securities a Fund may lend to 33 1/3% of the Fund’s total assets and require (1) the borrower pledge and maintain with the Fund collateral consisting of cash, an irrevocable letter of credit, or securities issued by the U.S. government having at all times not less than 100% of the value of the securities lent; (2) the borrower add to such collateral whenever the price of the securities lent rises; (3) the loan be made subject to termination by the Fund at any time; and (4) the Fund receives reasonable interest on the loan (which may include the Fund’s investing any cash collateral in interest-bearing short-term investments), any distributions on the lent securities, and any increase in their market value. Loan arrangements made by each Fund will comply with all other applicable regulatory requirements, including the rules of the New York Stock Exchange, which presently require the borrower, after notice, to redeliver the securities within the normal settlement time of three business days. The Adviser will consider the creditworthiness of the borrower, among other things, in making decisions with respect to lending securities, subject to the oversight of the Board of Trustees. At present time, the SEC does not object if any investment company pays reasonable negotiated fees in connection with lent securities, so long as such fees are set forth in a written contract and approved by the investment company’s trustees. In addition, voting rights pass with the lent securities, but if a Fund has knowledge that a material event will occur affecting securities on loan, and with respect to which the holder of securities will be entitled to vote or consent, the lender must be entitled to call the loaned securities in time to vote or consent. A Fund bears the risk that there may be a delay in the return of the securities, which may impair the Fund’s ability to vote on such a matter. A Fund may include, as part of its total assets, the assets that it receives as collateral for loans of its portfolio securities, for purposes of determining compliance with the requirement that a mutual fund should not have on loan at any given time securities representing more than one-third of its total asset value.

These transactions must be fully collateralized at all times, but involve some credit risk to a Fund if the borrower or the party (if any) guaranteeing the loan should default on its obligations.  In the event of the default or bankruptcy of the other party to a securities loan, a Fund could experience delays in recovering the securities it lent.  To the extent that, in the meantime, the value of the securities a Fund lent has increased or the value of the collateral decreased, the Fund could experience a loss.  In the event of a default by the borrower, a Fund will, if permitted by law, dispose of such collateral except that the Fund may retain any such part thereof that is a security in which the Fund is permitted to invest. A Fund may also lose money if it incurs losses on the reinvestment of cash collateral.

Although voting rights or rights to consent with respect to the loaned securities pass to the borrower, a Fund, as the lender, generally retains the right to call the loans and obtain the return of the securities loaned at any time on reasonable notice, and it will attempt to do so in order that the securities may be voted by the Fund if the holders of such securities are asked to vote upon or consent to matters which the Adviser believes materially affect the investment; however, a Fund may not be able to recall the securities in time for the Fund to be the owner on the record date for determining shareholders entitled to vote or consent on the matter.  A Fund may typically also call such loans in order to sell the securities involved.

Money Market Instruments/Securities

Each Fund may hold money market instruments, including commercial paper, banker’s acceptances, certificates of deposit and other short-term debt securities. A Fund may hold money market instruments for many reasons including, (i) as part of the Adviser’s strategy in order to take advantage of investment opportunities as they arise, (ii) when the portfolio managers believe that market conditions are unfavorable for profitable investing for the Fund, (iii) when the portfolio managers are otherwise unable to locate attractive investment opportunities for the Fund, (iv) as a temporary measure in order to meet redemption requests, or (v) as a defensive measure in response to adverse market or economic conditions. During periods when a Fund maintains exposure to money market instruments, it may not participate in market movements to the same extent that it would if the Fund was more fully invested in equity securities.

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Non-U.S. Securities

Investors should recognize that investing in the securities of non-U.S. issuers generally, and particularly in emerging and frontier market issuers, involves special considerations which are not typically associated with investing in securities of U.S. issuers.  Investments in securities of non-U.S. issuers may involve risks arising from differences between U.S. and non-U.S. securities markets, including less volume, much greater price volatility in and relative illiquidity of non-U.S. securities markets, different trading and settlement practices, and less governmental supervision and regulation, from changes in currency exchange rates, from high and volatile rates of inflation, from economic, social and political conditions and, as with domestic multinational corporations, from fluctuating interest rates.

Since most non-U.S. securities are denominated in non-U.S. currencies or traded primarily in securities markets in which settlements are made in non-U.S. currencies, the value of these investments and the net investment income available for distribution to shareholders of a Fund may be affected favorably or unfavorably by changes in currency exchange rates or exchange control regulations.  To the extent a Fund purchases securities denominated in non-U.S. currencies, a change in the value of any such currency against the U.S. dollar will result in a change in the U.S. dollar value of a Fund’s assets and a Fund’s income available for distribution.  A Fund’s foreign currency transactions may give rise to ordinary income or loss for U.S. federal income tax purposes, to the extent such income or loss results from fluctuations in the value of the foreign currency. See “TAXES.”

In addition, even though each Fund’s income may be received or realized in foreign currencies, each Fund will be required to compute and distribute its income in U.S. dollars.  Therefore, if the value of a currency relative to the U.S. dollar declines after a Fund’s income has been earned in that currency, translated into U.S. dollars and declared as a dividend, but before payment of such dividend, a Fund could be required to liquidate portfolio securities to pay such dividend.  Similarly, if the value of a currency relative to the U.S. dollar declines between the time a Fund incurs expenses or other obligations in U.S. dollars in order to pay such expenses in U.S. dollars will be greater than the equivalent amount in such currency of such expenses at the time they were incurred.

Certain markets are in only the earliest stages of development.  There is also a high concentration of market capitalization and trading volume in a small number of issuers representing a limited number of industries, as well as a high concentration of investors and financial intermediaries.  Many of such markets also may be affected by developments with respect to more established markets in the region.  Brokers in non-U.S. and emerging/frontier market countries typically are fewer in number and less capitalized than brokers in the United States.  These factors, combined with the U.S. regulatory requirements for open-end investment companies and the restrictions on foreign investment, may have an adverse impact on the investment performance of a Fund to the extent a Fund invests in these markets.  There generally is less governmental supervision and regulation of exchanges, brokers and issuers in non-U.S. countries than there is in the United States.  For example, there may be no comparable provisions under certain non-U.S. laws to insider trading and similar investor protection securities laws that apply with respect to securities transactions consummated in the United States.  Further, brokerage commissions and other transaction costs on non-U.S. securities exchanges, particularly in frontier markets, generally are higher than in the United States.  With respect to investments in certain emerging market countries, less comprehensive legal systems may have an adverse impact on a Fund.  For example, while the potential liability of a shareholder in a U.S. corporation with respect to acts of the corporation is generally limited to the amount of the shareholder’s investment, the notion of limited liability is less clear in emerging market countries.  Similarly, the rights of investors in emerging market companies may be more limited than those of shareholders of U.S. corporations.

Other risks associated with investments in non-U.S. securities include the possible imposition of foreign withholding taxes on certain amounts of a Fund’s income which may reduce the net return on non-U.S. investments as compared to income received from a U.S. issuer, the possible seizure or nationalization of foreign assets and the possible establishment of exchange controls, expropriation, confiscatory taxation, other foreign governmental laws or restrictions which might affect adversely payments due on securities held by a Fund, the lack of extensive operating experience of eligible foreign sub-custodians, and legal limitations on the ability of a Fund to recover assets held in custody by a foreign sub-custodian in the event of the sub-custodian’s bankruptcy.

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In addition, there may be less publicly-available information about a non-U.S. issuer than about a U.S. issuer, and non-U.S. issuers may not be subject to the same accounting, auditing and financial record-keeping standards and requirements as U.S. issuers.  In particular, the assets and profits appearing on the financial statements of an emerging or frontier market country issuer may not reflect its financial position or results of operations in the way they would be reflected had the financial statements been prepared in accordance with U.S. generally accepted accounting principles.  In addition, for an issuer that keeps accounting records in local currency, inflation accounting rules may require, for both tax and accounting purposes, that certain assets and liabilities be restated on the issuer’s balance sheet in order to express items in terms of currency of constant purchasing power.  Inflation accounting may indirectly generate losses or profits.  Consequently, financial data may be materially affected by restatements for inflation and may not accurately reflect the real condition of those issuers and securities markets.  Finally, in the event of a default of any such foreign obligations, it may be more difficult for a Fund to obtain or enforce a judgment against the issuers of such obligations.  The manner in which foreign investors may invest in companies in certain emerging and frontier market countries, as well as limitations on such investments, also may have an adverse impact on the operations of a Fund to the extent a Fund invests in those markets.  For example, a Fund may be required in certain of such countries to invest initially through a local broker or other entity and then have the shares purchased re-registered in the name of the Fund.  Re-registration may in some instances not be able to occur on a timely basis, resulting in a delay during which the Fund may be denied certain of its rights as an investor.

Non-U.S. markets have different clearance and settlement procedures, and in certain markets there have been times when settlements have failed to keep pace with the volume of securities transactions, making it difficult to conduct such transactions.  Further, satisfactory custodial services for investment securities may not be available in some countries having smaller emerging markets, which may result in a Fund incurring additional costs and delays in transporting and custodying such securities outside such countries.  Delays in settlement or other problems could result in periods when assets of a Fund are uninvested and no return is earned thereon.  The inability of a Fund to make intended security purchases due to settlement problems or the risk of intermediary counterparty failures could cause the Fund to miss attractive investment opportunities.  The inability to dispose of a portfolio security due to settlement problems could result either in losses to a Fund due to subsequent declines in the value of such portfolio security or, if a Fund has entered into a contract to sell the security, could result in possible liability to the purchaser.

Non-U.S. Sub-custodians

Rules adopted under the 1940 Act permit each Fund to maintain its non-U.S. securities and cash in the custody of certain eligible non-U.S. banks and securities depositories.

Certain banks in non-U.S. countries may not be eligible sub-custodians for a Fund, in which event a Fund may be precluded from purchasing securities in certain non-U.S. countries in which it otherwise would invest or which may result in a Fund’s incurring additional costs and delays in providing transportation and custody services for such securities outside of such countries.  A Fund may encounter difficulties in effecting on a timely basis portfolio transactions with respect to any securities of issuers held outside their countries.  Other banks that are eligible non-U.S. sub-custodians may be recently organized or otherwise lack extensive operating experience.  In addition, in certain countries there may be legal restrictions or limitations on the ability of a Fund to recover assets held in custody by non-U.S. sub-custodians in the event of the bankruptcy of the sub-custodian.

Options

In addition to the options on instruments and indices described in this SAI, each Fund reserves the right to purchase or sell options on other instruments and indices and those which may be developed in the future to the extent consistent with applicable law, the Fund’s investment objective and the restrictions set forth herein.

A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the writer of the option the obligation to buy (if the option is exercised), the underlying security, index, currency or other instrument at the exercise price.  If a Fund were to purchase a put option on a security, for example, it might do so in an attempt to protect its holdings in the underlying instrument (or, in some cases, a similar instrument) against a substantial decline in the market value of such instrument by giving the Fund the right to sell the instrument at the option exercise price.  A call option, upon payment of a premium, gives the purchaser of the option the right to buy (if the option is exercised), and the seller the obligation to sell, the underlying instrument at the exercise price.  If a Fund were to purchase a call option on a security, index, currency or other instrument, for example, it might do so in an attempt to protect the Fund against an increase in the price of the underlying instrument that it intends to purchase in the future by fixing the price at which it may purchase the instrument.  An “American” style put or call option may be exercised at any time during the option period, whereas a “European” style put or call option may be exercised only upon expiration or during a fixed period prior to expiration.  Exchange-listed options are issued by a regulated intermediary such as the Options Clearing Corporation (“OCC”), which guarantees the performance of the obligations of the parties to the options.

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A Fund may purchase put and call options or write “covered” put and call options on stock indices, interest rates and currencies in order to hedge against adverse market shifts or to potentially increase income or gain.  In addition, a Fund may utilize options on currencies in order to hedge against currency exchange rate risks or to gain exposure to one or more currencies.  A call option written by a Fund is “covered” so long as the Fund owns: (i) the underlying investment subject to the option; (ii) securities convertible or exchangeable without the payment of any consideration into the securities subject to the option; or (iii) a call option on the relevant security or currency with an exercise price no higher than the exercise price on the call option written.  A put option written by a Fund is “covered” if the Fund either (a) designates on its or its custodian records liquid securities having a value at least equal to the exercise price of the underlying investment or (b) has certain offsetting puts.  Parties to options transactions must make certain payments and/or set aside certain amounts of assets in connection with each transaction.

If a Fund writes a call, the Fund will generally limit its opportunity to profit from an increase in the market value of the underlying investment above the exercise price of the option for as long as the Fund’s obligation as writer of the option continues.  If a Fund writes a put, the Fund will generally limit its opportunity to profit from a decrease in the market value of the underlying investment below the exercise price of the option for as long as the Fund’s obligation as writer of the option continues.  Upon the exercise of a put option written by a Fund, the Fund may suffer an economic loss equal to the difference between the price at which the Fund is required to purchase the underlying investment and its market value at the time of the option exercise, less the premium received for writing the option.  Upon the exercise of a call option written by a Fund, the Fund may suffer an economic loss equal to an amount not less than the Fund’s acquisition cost of the investment underlying the option, less the sum of the premium received for writing the option and the exercise price paid to the Fund.

A Fund may choose to exercise the options it holds, permit them to expire or terminate them prior to their expiration by entering into closing transactions.  A Fund may enter into a closing purchase transaction in which the Fund purchases an option having the same terms as the option it had written or a closing sale transaction in which the Fund sells an option having the same terms as the option it had purchased.

Exchange-listed options on securities and currencies, with certain exceptions, generally settle by physical delivery of the underlying security or currency, although in the future, cash settlement may become available.  Frequently, rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option.  Index options are cash settled for the net amount, if any, by which the option is “in-the-money” (that is, the amount by which the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised.

OTC options are purchased from or sold to securities dealers, financial institutions or other parties (collectively referred to as “counterparties” and individually referred to as a “counterparty”) through a direct bilateral agreement with the counterparty.  In contrast to exchange-listed options, which generally have standardized terms and performance mechanics, the terms of an OTC option, including such terms as method of settlement, term, exercise price, premium, guaranties and security, are determined by negotiation of the parties.

Unless the parties provide for it, no central clearing or guaranty function is involved in an OTC option.  As a result, if a counterparty fails to make or take delivery of the security, currency or other instrument underlying an OTC option it has entered into with a Fund or fails to make a cash settlement payment due in accordance with the terms of that option, the Fund will lose any premium it paid for the option as well as any anticipated benefit of the transaction.  Thus, the Adviser must assess the creditworthiness of each such counterparty or any guarantor or credit enhancement of the counterparty’s credit to determine the likelihood that the terms of the OTC option will be met.

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If a Fund sells a call option, the premium that it receives may serve as a partial hedge, to the extent of the option premium, against a decrease in the value of the underlying securities or instruments held by the Fund or will increase the Fund’s income.  Similarly, the sale of put options can also provide gains for a Fund.  A Fund may purchase and sell call options on securities that are traded on U.S. and foreign securities exchanges and in the OTC markets, and on securities indices and currencies.  All calls sold by a Fund must be “covered” (that is, the Fund must own the securities subject to the call), or must otherwise meet the asset segregation requirements described below for so long as the call is outstanding.  Even though a Fund will receive the option premium to help protect it against loss, use of options could result in losses to the Fund, force the purchase or sale of portfolio securities at inopportune times or for prices higher or lower than current market values, or cause the Fund to hold a security it might otherwise sell or sell a security it might otherwise hold.

A Fund’s ability to close out its position as a purchaser or seller of an OCC-issued or exchange-listed put or call option is dependent, in part, upon the liquidity of the particular option market.  Among the possible reasons for the absence of a liquid option market on an exchange are: (i) insufficient trading interest in certain options; (ii) restrictions on transactions imposed by an exchange; (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities, including reaching daily price limits; (iv) interruption of the normal operations of the OCC or an exchange; (v) inadequacy of the facilities of an exchange or the OCC to handle current trading volume; or (vi) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the relevant market for that option on that exchange would cease to exist, although any such outstanding options on that exchange would continue to be exercisable in accordance with their terms.

The hours of trading for listed options may not coincide with the hours during which the underlying financial instruments are traded.  To the extent that the option markets close before the markets for the underlying financial instruments, significant price and rate movements can take place in the underlying markets that would not be reflected in the corresponding option markets.

Options on Stocks and Stock Indices.  Each Fund may purchase put and call options and write covered put and call options on stocks and stock indices in order to hedge against movements in the equity markets or to potentially increase income or gain to the Fund.  In addition, each Fund may purchase options on stocks that are traded over-the-counter.  Options on stock indices are similar to options on specific securities.  However, because options on stock indices do not involve the delivery of an underlying security, the option represents the holder’s right to obtain from the writer cash in an amount equal to a fixed multiple of the amount by which the exercise price exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying stock index on the exercise date.  Options are also traded in certain industry or market segment indices.  Stock index options are subject to position and exercise limits and other regulations imposed by the exchange on which they are traded.

For example, a purchase of a call option on a stock index could be used as a hedge against an increase in prices of particular equity securities a Fund wanted ultimately to buy if the Adviser expected general stock market prices to rise.  If the stock index does rise, the price of the particular equity securities intended to be purchased may also increase, but that increase should be offset in part by the increase in the value of a Fund’s index option resulting from the increase in the index.  On the other hand, a purchase of a put option on the index could be used if the Adviser expected general stock market prices to decline.  If that index does decline, the value of some or all of the equity securities in a Fund’s portfolio may also be expected to decline, but that decrease would be offset in part by the increase in the value of the Fund’s position in such put option.

Options on Currencies.  Each Fund may invest in options on currencies traded on domestic and foreign securities exchanges in order to hedge against currency exchange rate risks or to increase income or gain, as described above in “Currency Transactions.”

Other Investment Companies (excluding ETFs)

Each Fund may invest in shares of other investment companies, including open-end investment companies, subject to limits prescribed by the 1940 Act.  These investment companies typically incur fees that are separate from those fees incurred directly by a Fund.  A Fund’s purchase of such investment company securities results in the layering of expenses, such that shareholders would indirectly bear a proportionate share of the operating expenses of such investment companies, including advisory fees, in addition to paying Fund expenses.  No adjustments will be made to the advisory fee with respect to assets of a Fund invested in such investment companies.

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A Fund’s investment in other investment companies may include securities of closed-end investment companies investing in foreign securities.  A Fund will invest in closed-end investment companies only in furtherance of their investment objectives.  Growth in appreciation and dividends in foreign markets sometimes occurs at a faster rate than in domestic markets.  The ability of a Fund to invest in closed-end investment companies that invest in foreign securities provides, indirectly, greater variety and added expertise with respect to investments in foreign markets than if the Fund invested directly in such markets.  Such companies themselves, however, may have policies that are different from those of a Fund.

A Fund’s investment in other investment companies may also include shares of ETFs, which are described elsewhere in this section under the heading “Exchange-Traded Funds and Other Similar Instruments.”

Preferred Stock

Preferred stocks, like debt obligations, are generally fixed-income securities.  Shareholders of preferred stocks normally have the right to receive dividends at a fixed rate when and as declared by the issuer’s board of directors, but do not participate in other amounts available for distribution by the issuing corporation.  Dividends on the preferred stock may be cumulative, and generally all cumulative dividends must be paid prior to common shareholders receiving any dividends.  Because as a general matter preferred stock dividends must be paid before common stock dividends, preferred stocks generally entail less risk than common stocks.  Upon liquidation, preferred stocks are generally entitled to a specified liquidation preference, which is generally the same as the par or stated value, and are senior in right of payment to common stock.  Preferred stocks are, however, equity securities in the sense that they do not represent a liability of the issuer and, therefore, do not offer as great a degree of protection of capital or assurance of continued income as investments in corporate debt securities.  In addition, preferred stocks are subordinated in right of payment to all debt obligations and creditors of the issuer, and convertible preferred stocks may be subordinated to other preferred stock of the same issuer.

Repurchase Agreements

Each Fund may enter into repurchase agreements.  A repurchase agreement is a transaction in which the seller of a security commits itself at the time of sale to repurchase that security from the buyer at a mutually agreed upon time and price.  The resale price is in excess of the purchase price and reflects an agreed-upon market interest rate unrelated to the coupon rate on the purchased security.  Such transactions afford the opportunity to earn a return on temporarily available cash at relatively low market risk.  When a Fund enters into a repurchase agreement, the Adviser will monitor the value of the securities underlying the repurchase agreement at the time the transaction is entered into and at all times during the term of the repurchase agreement to ensure that the value of the securities always equals or exceeds the repurchase price.  A Fund will require that additional securities be deposited if the value of the securities purchased decreases below their resale price and does not bear the risk of a decline in the value of the underlying security unless the seller defaults under the repurchase obligation.

While the underlying security may be a bill, certificate of indebtedness, note or bond issued by an agency, authority or instrumentality of the U.S. government, the obligation of the seller is not guaranteed by the U.S. government and there is a risk that the seller may fail to repurchase the underlying security.  In such event, a Fund would attempt to exercise rights with respect to the underlying security, including possible disposition in the market.  However, a Fund may be subject to various delays and risks of loss, including (i) possible declines in the value of the underlying security during the period while the Fund seeks to enforce its rights thereto, (ii) possible reduced levels of income and lack of access to income during this period, and (iii) inability to enforce rights and the expenses involved in the attempted enforcement.

Repurchase agreements with maturities of more than seven days will be treated as illiquid securities.

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Reverse Repurchase Agreements

Each Fund may enter into “reverse” repurchase agreements to avoid selling securities during unfavorable market conditions to meet redemptions.  Pursuant to a reverse repurchase agreement, a Fund sells portfolio securities and agree to repurchase them from the buyer at a particular date and price.  Whenever a Fund enters into a reverse repurchase agreement, it will establish a segregated account in which it will maintain liquid assets in an amount at least equal to the repurchase price marked to market daily (including accrued interest), and will subsequently monitor the account to ensure that such equivalent value is maintained.  A Fund will pay interest on amounts obtained pursuant to reverse repurchase agreements.  Reverse repurchase agreements are considered to be borrowings by a Fund. See “Borrowing” above.

Restricted Securities and Securities with Limited Trading Markets (Rule 144A)

Each Fund may purchase securities for which there is a limited trading market or which are subject to restrictions on resale to the public.  If a Fund were to acquire substantial positions in securities with limited trading markets, the activities of the Fund could have an adverse effect upon the liquidity and marketability of such securities and the Fund might not be able to dispose of its holdings in those securities at then current market prices.  Circumstances could also exist (to satisfy redemptions, for example) when portfolio securities might have to be sold by a Fund at times which otherwise might be considered to be disadvantageous so that the Fund might receive lower proceeds from such sales than it had expected to realize.  Investments in securities which are “restricted” may involve added expenses to a Fund should the Fund be required to bear registration costs with respect to such securities and could involve delays in disposing of such securities which might have an adverse effect upon the price and timing of sales of such securities and the liquidity of the Fund with respect to redemptions.  Restricted securities and securities for which there is a limited trading market may be significantly more difficult to value due to the unavailability of reliable market quotations for such securities, and investment in such securities may have an adverse impact on net asset value.  Each Fund may purchase Rule 144A securities for which there may be a secondary market of qualified institutional buyers as contemplated by Rule 144A under the Securities Act of 1933, as amended (the “1933 Act”). Liquidity determinations with respect to Rule 144A securities will be made by the Board of Trustees or by the Adviser pursuant to guidelines established by the Board.  A Fund’s holdings of Rule 144A securities which are considered liquid securities will not be subject to the Fund’s applicable limitation on investments in illiquid securities.

Securities Related Issuers

The 1940 Act limits each Fund’s ability to invest in any equity security of an issuer which, in its most recent fiscal year, derived more than 15% of its revenues from “securities related activities,” as defined by the rules thereunder.  These provisions may also restrict a Fund’s investments in certain non-U.S. banks and other financial institutions.

Short Sales

Each Fund may make short sales of securities consistent with its strategies.  A short sale is a transaction in which a Fund sells a security it does not own in anticipation that the market price of that security will decline.

When a Fund makes a short sale, it must borrow the security sold short and deliver a security equal in value to the security sold short to the broker-dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the sale.  A Fund may have to pay a fee to borrow particular securities and may be obligated to pay over any accrued interest and dividends on such borrowed securities.

If a Fund sells a security short and the price of the security increases between the time of the short sale and the time that the Fund replaces the borrowed security, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a capital gain.  Any gain will be decreased, and any loss increased, by the transaction costs described above.  The successful use of short selling may be adversely affected by imperfect correlation between movements in the price of the security sold short and the securities being hedged.

To the extent that a Fund engages in short sales, it will provide collateral to the broker-dealer and (except in the case of short sales “against the box”) will maintain additional asset coverage in the form of segregated or “earmarked” assets that the Adviser determines to be liquid in accordance with procedures established by the Board of Trustees and that is equal to the current market value of the securities sold short until the Fund replaces the borrowed security.  A short sale is “against the box” to the extent that a Fund contemporaneously owns, or has the right to obtain at no added cost, securities identical to those sold short.  Each Fund may engage in short selling to the extent permitted by the federal securities laws and rules and interpretations thereunder.  To the extent a Fund engages in short selling in foreign (non-U.S.) jurisdictions, the Fund will do so to the extent permitted by the laws and regulations of such jurisdiction.

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Temporary Defensive Positions

Each Fund may depart from its principal investment strategies to meet redemption requests in response to adverse market, economic or political conditions by taking temporary defensive positions. While in a temporary investment position, a Fund may invest some or all of its assets in cash and/or cash equivalent securities. Cash equivalent securities include, but are not limited to, obligations of the U.S. government or by its agencies or instrumentalities, money market fund shares, commercial paper, certificates of deposit and/or banker’s acceptances, as well as other interest bearing or discount obligations or debt instruments that carry an investment grade rating by a national rating agency.  Under such circumstances, a Fund may not achieve its investment objective.

Segregated and Other Special Accounts

To the extent a Fund uses certain types of derivatives, the Fund will be required, among other things, to Fund designate liquid assets to cover its obligations under the derivative to the extent the Fund’s obligations are not otherwise “covered” through ownership of the underlying security, financial instrument or currency or otherwise.  In general, either the full amount of any obligation by a Fund to pay or deliver securities or assets must be covered at all times by the securities, instruments or currency required to be delivered, or, subject to any regulatory restrictions, an amount of liquid assets at least equal to the current amount of the obligation must be designated.  A call option on securities written by a Fund, for example, will require the Fund to hold the securities subject to the call (or securities convertible into the needed securities without additional consideration) or to designate liquid securities sufficient to purchase and deliver the securities if the call is exercised.  A call option sold by a Fund on an index will require the Fund to own portfolio securities that correlate with the index or to segregate liquid securities equal to the excess of the index value over the exercise price on a current basis.  A put option on securities written by a Fund will require the Fund to designate liquid securities equal to the exercise price.

Certain options, including those on securities, currency, financial instruments or indices, and OCC-issued and exchange-listed index options may provide for cash settlement or for physical delivery.

Derivatives may be covered by means other than those described above when consistent with applicable regulatory policies.  Each Fund may also enter into offsetting transactions so that its combined position, coupled with any segregated assets, equals its net outstanding obligation in related derivatives.  A Fund could purchase a put option, for example, if the strike price of that option is the same as or higher than the strike price of a put option sold by the Fund.  Moreover, instead of designating assets if it holds a forward contract, a Fund could purchase a put option on the same forward contract with a strike price as high as or higher than the price of the contract held.  Other derivatives may also be offset in combinations.  If the offsetting transaction terminates at the time of or after the primary transaction, no segregation is required, but if it terminates prior to that time, assets equal to any remaining obligation would need to be segregated.

U.S. Government Securities

Each Fund may invest without limit in securities issued or guaranteed by the U.S. government or by its agencies or instrumentalities.  U.S. government securities in general include a wide variety of U.S. Treasury obligations consisting of bills, notes and bonds, which principally differ only in their interest rates, maturities and times of issuance.  Securities issued or guaranteed by U.S. government agencies and instrumentalities are debt securities issued by agencies or instrumentalities established or sponsored by the U.S. government and may be backed only by the credit of the issuing agency or instrumentality.  A Fund will invest in such obligations only where the Adviser is satisfied that the credit risk with respect to the issuer is minimal.

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Securities issued by the U.S. Treasury generally do not involve the credit risks associated with investments in other types of fixed-income securities, although, as a result, the yields available from these securities are generally lower than the yields available from corporate fixed-income securities.  Like other debt securities, however, the values of U.S. government securities change as interest rates fluctuate, which could affect a Fund’s net asset value.  Under certain market conditions a Fund may, for temporary defensive purposes, accept lower current income from short-term investments rather than investing in higher yielding long-term securities. Some U.S. government securities (such as Fannie Maes and Freddie Macs) are guaranteed as to the payment of principal and interest by the relevant entity (e.g., FNMA or FHLMC) but are not backed by the full faith and credit of the U.S. government.  Therefore, the securities would generally be neither issued nor guaranteed by the U.S. Treasury.

CMOs and MBS Derivatives

The collateralized mortgage obligation (“CMO”) and stripped mortgage-backed securities (“MBS”) markets were developed specifically to reallocate the various risks inherent in MBS across various bond classes (“tranches”).  For example, CMO “companion” classes typically experience much greater average life variability than other CMO classes or MBS pass-throughs.  Interest-only pass-through securities experience greater yield variability relative to changes in prepayments.  “Inverse floaters” experience greater variability of returns relative to changes in interest rates.  To the extent that a Fund concentrates its investments in these or other “derivative” securities, the prepayment risks, interest rate risks, and hedging risks associated with such securities will be severely magnified.

Warrants and Rights

Each Fund may invest in warrants and rights.  Warrants are securities that are usually issued together with a debt security or preferred stock and that give the holder the right to buy a proportionate amount of common stock at a specified price until a stated expiration date.  Buying a warrant generally can provide a greater potential for profit or loss than an investment of equivalent amounts in the underlying common stock.  The market value of a warrant does not necessarily move with the value of the underlying securities.  If a holder does not sell the warrant, it risks the loss of its entire investment if the market price of the underlying security does not, before the expiration date, exceed the exercise price of the warrant. Investing in warrants is a speculative activity.  Warrants pay no dividends and confer no rights (other than the right to purchase the underlying securities) with respect to the assets of the issuer.  A right is a privilege granted, typically to existing shareholders of a corporation, to subscribe for shares of a new issue of stock before it is issued.  Rights normally have a short life, usually two to four weeks, may be freely transferable and generally entitle the holder to buy the new common stock at a lower price than the public offering price.

Zero-Coupon Securities, Pay-In-Kind Bonds and Deferred Payment Securities

Each Fund may invest in zero-coupon securities, pay-in-kind bonds and deferred payment securities.  Zero-coupon securities are debt securities that pay no cash income but are sold at substantial discounts from their value at maturity.  When a zero-coupon security is held to maturity, its entire return, which consists of the amortization of discount, comes from the difference between its purchase price and its maturity value.  This difference is known at the time of purchase, so that investors holding zero-coupon securities until maturity know at the time of their investment what the expected return on their investment will be.  Zero-coupon securities may have conversion features.  Each Fund also may purchase pay-in-kind bonds.  Pay-in-kind bonds pay all or a portion of their interest in the form of debt or equity securities.  Deferred payment securities are securities that remain zero-coupon securities until a predetermined date, at which time the stated coupon rate becomes effective and interest becomes payable at regular intervals.

Zero-coupon securities, pay-in-kind bonds and deferred payment securities tend to be subject to greater price fluctuations in response to changes in interest rates than are ordinary interest-paying debt securities with similar maturities.  The value of zero-coupon securities appreciates more during periods of declining interest rates and depreciates more during periods of rising interest rates than ordinary interest-paying debt securities with similar maturities.  Zero-coupon securities, pay-in-kind bonds and deferred payment securities may be issued by a wide variety of corporate and governmental issuers.  Although these instruments are generally not traded on a national securities exchange, they are widely traded by brokers and dealers and, to such extent, will not generally be considered illiquid for the purposes of a Fund’s limitation on investments in illiquid securities.

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Current U.S. federal income tax law requires the holder of a zero-coupon security, certain pay-in-kind bonds, deferred payment securities and certain other securities acquired at a discount to accrue income with respect to these securities prior to the receipt of cash payments.  Accordingly, to avoid liability for U.S. federal income and excise taxes, a Fund may be required to distribute income accrued with respect to these securities and may have to dispose of portfolio securities under disadvantageous circumstances in order to generate cash to satisfy these distribution requirements. See “TAXES.’

INVESTMENT LIMITATIONS

Fundamental and Non-Fundamental Investment Restrictions

Fundamental Investment Restrictions

The following is a description of fundamental policies of each Fund that may not be changed without the vote of a majority of a Fund’s outstanding voting securities.  Under the 1940 Act, the vote of a majority of the outstanding securities of a company means the vote, at the annual or a special meeting of the security holders of such company duly called: (A) of 67 per centum or more of the voting securities present at such meeting, if the holders of more than 50 per centum of the outstanding voting securities of such company are present or represented by proxy; or (B) of more than 50 per centum of the outstanding voting securities of such company, whichever is less.  The other restrictions set forth below, as well as each Fund’s investment objective and each of the other investment restrictions set forth in the Prospectus or this SAI and not designated as fundamental, are not fundamental policies and may be changed by the Board of Trustees.  The percentages set forth below and the percentages set forth in the Prospectus apply at the time of the purchase of a security, except (i) with respect to fundamental investment restriction (2) and (7), for which any such required percentages apply at all times and (ii) as otherwise required by applicable law.

Each Fund may not:

(1)	Purchase securities which would cause 25% or more of the value of its total assets at the time of the purchase to be directly invested in the securities of one or more issuers conducting their principal business activities in the same industry (excluding obligations issued or guaranteed by the U.S. government or any state or territory of the United States or any of their agencies, instrumentalities or political subdivisions);

(2)	Borrow money, except to the extent permitted under the 1940 Act;

(3)	Make loans, except that a Fund may purchase or hold debt instruments in accordance with its investment objectives and policies; provided however, this restriction does not apply to repurchase agreements or loans of portfolio securities;

(4)	Act as an underwriter of securities of other issuers except that, in the disposition of portfolio securities, it may be deemed to be an underwriter under the federal securities laws;

(5)	Purchase or sell real estate, although a Fund may purchase securities of issuers which deal in real estate, securities which are secured by interests in real estate, and securities which represent interests in real estate, and they may acquire and dispose of real estate or interests in real estate acquired through the exercise of their rights as a holder of debt obligations secured by real estate or interests therein;

(6)	Purchase or sell commodities, unless acquired as a result of ownership of securities or other instruments; however, this restriction shall not prevent a Fund from engaging in transactions involving swaps, futures contracts, forward contracts, options or other derivative instruments, investing in securities that are secured by commodities or investing in companies or other entities that are engaged in a commodities or commodities trading business or that have a significant portion of their assets in commodities-related investments, subject to restrictions described in each Fund’s Prospectus and elsewhere in this SAI; and

(7)	Issue senior securities, except for permitted borrowings or as otherwise permitted under the 1940 Act.

For the purposes of restriction (1) above, industry classifications are determined for each Fund in accordance with the industry or sub-industry classifications established by Russell® sector and industry classifications. Each Fund may use other classification titles, standards and systems from time to time, as it determines to be in the best interests of shareholders.  The use of any particular classification system is not a fundamental policy.

Restrictions (2) and (7) above shall be interpreted based upon no-action letters and other pronouncements of the staff of the U.S. Securities and Exchange Commission (“SEC”).  Under current pronouncements, certain Fund positions may be excluded from the definition of “senior security” so long as each Fund maintains adequate cover, segregation of assets or otherwise.  See “Borrowing” above.

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Non-Fundamental Investment Restrictions

In addition, it is contrary to each Fund’s present policies, which may be changed without shareholder vote, to purchase any illiquid security, including any securities whose disposition is restricted under federal securities laws and securities that are not readily marketable, if, as a result, more than 15% of a Fund’s net assets (based on then-current value) would then be invested in such securities.  For purposes of this restriction, the staff of the SEC is presently of the view that repurchase agreements maturing in more than seven days are subject to this restriction.  Until that position is revised, modified or rescinded, each Fund will conduct its operations in a manner consistent with this view.  This limitation on investment in illiquid securities does not apply to certain restricted securities, including securities pursuant to Rule 144A under the Securities Act of 1933, as amended, and certain commercial paper that the Adviser has determined to be liquid under procedures approved by the Board of Trustees.

PORTFOLIO TURNOVER

Purchases and sales of portfolio securities may be made as considered advisable by the Adviser in the best interests of the shareholders.  Each Fund’s portfolio turnover rate may vary from year to year, as well as within a year.  Each Fund’s distributions of any net short-term capital gains realized from portfolio transactions are taxable to shareholders as ordinary income.  In addition, higher portfolio turnover rates can result in corresponding increases in portfolio transaction costs for the Fund.  See “PORTFOLIO TRANSACTIONS AND BROKERAGE” in this SAI.

For reporting purposes, each Fund’s portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the fiscal year by the monthly average of the value of the portfolio securities owned by a Fund during the fiscal year.  In determining such portfolio turnover, all securities whose maturities at the time of acquisition were one year or less are excluded.  A 100% portfolio turnover rate would occur, for example, if all of the securities in a Fund’s investment portfolio (other than short-term money market securities) were replaced once during the fiscal year.  Portfolio turnover will not be a limiting factor should the Adviser deem it advisable to purchase or sell securities.

The following table summarizes the portfolio turnover rates for each Fund for the fiscal years or period noted below:

Fund	For the Fiscal Year Ended September 30, 2018	For the Fiscal Year Ended September 30, 2017
Clarkston Partners Fund(1)	23%	13%
Clarkston Fund(2)	11%	5%
Clarkston Select Fund(3)	11%	3%
Clarkston Founders Fund(4)	9%	4%

(1)	The Clarkston Partners Fund commenced operations September 16, 2015.

(2)	The Clarkston Fund commenced operations April 4, 2016.

(3)	The Clarkston Select Fund commenced operations February 1, 2017.

(4)	The Clarkston Founders Fund commenced operations February 1, 2017.

DISCLOSURE OF PORTFOLIO HOLDINGS

This Policy sets forth the conditions under which Portfolio Holdings (defined below) data for the Trust on behalf of a Fund may be disclosed to Third Parties (defined below) (which may include the public) and Service Providers (defined below).  No data about a Fund’s portfolio holdings may be disclosed except in accordance with this Policy.

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Portfolio Holdings data includes, but is not limited to, the following information about a Fund:  (i) specific securities held; (ii) industry sector breakdowns as a percentage of portfolio net assets; (iii) asset composition (e.g., equities versus bonds); (iv) U.S. versus foreign holdings percentage breakdowns and regional breakdowns (e.g., Asia, North America); and (v) top 10 portfolio holdings in order of position size, including percentage of portfolio.

“Third Parties” or a “Third Party” means a person other than a Service Provider, an employee of a Service Provider, a Trustee of the Board of Trustees of the Trust, or an officer of the Trust.

“Service Providers” or a “Service Provider” includes, but is not limited to, the investment adviser, administrator, custodian, transfer agent, fund accountant, principal underwriter, software or technology service providers, pricing and proxy voting service providers, research and trading service providers, auditors, accountants, and legal counsel, or any other entity that has a need to know such information in order to fulfill their contractual obligations to provide services to the Fund.

Policy Overview

The Board has adopted, on behalf of each Fund, policies and procedures relating to disclosure of the Portfolio Holdings.  These policies and procedures are designed to protect the confidentiality of the Portfolio Holdings’ information and to prevent the selective disclosure of such information.  These policies and procedures may be modified at any time with the approval of the Board.

In order to protect each Fund from any trading practices or other use by a Third Party that could harm a Fund, Portfolio Holdings’ and other Fund-specific information must not be selectively released or disclosed except under the circumstances described below.

The Board of Trustees will periodically review the list of entities that have received Portfolio Holdings data prior to public dissemination, to ensure that the disclosure of the information was in the best interest of shareholders, identify any potential for conflicts of interest and evaluate the effectiveness of its current portfolio holding policy.

The identity of such entities is provided below:

Name of Recipient	Frequency of Holdings Disclosure	Information Lag	Date of Information	Date Provided to Recipients
Clarkston Capital Partners, LLC (Adviser)	Daily	None	Daily	Daily
ALPS Fund Services, Inc. (Administrator)	Daily	None	Daily	Daily
MUFG Union Bank, N.A. (Custodian)	Daily	None	Daily	Daily
Cohen & Company, Ltd. (Independent Registered Public Accounting Firm)	As needed	None	As needed	As needed
Thompson Hine LLP (Independent Trustee Counsel)	As needed	None	As needed	As needed
Davis Graham & Stubbs LLP (Trust Counsel)	As needed	None	As needed	As needed

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Interactive Brokers Inc.	Daily	None	Daily	Daily
Factset	Daily	None	Daily	Daily
Electra	Daily	None	Daily	Daily
Advent Software, Inc.	Daily	None	Daily	Daily
Vision Computer Solutions	As needed	None	As needed	As needed
Broadridge Investor Communication Solutions, Inc.	As needed	None	As needed	As needed

Only officers of the Trust and their authorized agents, including, but not limited to, the Chief Compliance Officer of the investment adviser, may approve the disclosure of a Fund’s Portfolio Holdings.  Except as set forth under “Policy Exceptions” below, exceptions to this Policy may only be made if an officer of the Trust and its authorized agents, including, but not limited to, the Chief Compliance Officer of the investment adviser, determines that the disclosure is being made for a legitimate business purpose and such disclosures must be documented and reported to the Board on a quarterly basis.  In all cases, Third Parties and Service Providers are required to execute a non-disclosure agreement requiring the recipient to keep confidential any Portfolio Holdings data received and not to trade on the Confidential Portfolio Information (defined below) received.  Neither the Trust nor its Service Providers (nor any persons affiliated with either) can receive any compensation or other consideration in connection with the sharing of the Fund’s Portfolio Holdings.

Disclosure of the Portfolio Holdings’ information that is not publicly available (“Confidential Portfolio Information”) may be made to Service Providers.  In addition, to the extent permitted under applicable law, the investment adviser may distribute (or authorize the custodian or principal underwriter to distribute) Confidential Portfolio Information to a Fund’s relevant Service Providers and to facilitate the review of a Fund by certain mutual fund analysts and ratings agencies (such as Morningstar and Lipper Analytical Services) (“Rating Agencies”); provided that such disclosure is limited to the information that the investment adviser believes is reasonably necessary in connection with the services to be provided.  As noted above, except to the extent permitted under this Policy, Confidential Portfolio Information may not be disseminated for compensation or other consideration.

Before any disclosure of Confidential Portfolio Information to Service Providers or Rating Agencies is permitted, a Fund’s investment adviser’s Chief Compliance Officer (or persons designated by the investment adviser’s Chief Compliance Officer) must determine in writing that, under the circumstances, the disclosure is being made for a legitimate business purpose.  Furthermore, the recipient of Confidential Portfolio Information by a Service Provider or Rating Agency must be subject to a written confidentiality agreement that prohibits any trading upon the Confidential Portfolio Information or the recipient must be subject to professional or ethical obligations not to disclose or otherwise improperly use the information, such as would apply to independent registered public accounting firms or legal counsel.

Each Fund’s investment adviser shall have primary responsibility for ensuring that the Portfolio Holdings’ information is disclosed only in accordance with this Policy.  As part of this responsibility, each Fund’s investment adviser will maintain such internal policies and procedures as it believes are reasonably necessary for preventing the unauthorized disclosure of Confidential Portfolio Information.

Full Portfolio Holdings

The disclosure policy currently authorizes the quarterly dissemination of full portfolio holdings of a Fund with a fifteen (15) calendar day lag.  Except as set forth in this Policy, the full holdings of a Fund will also be disclosed on a quarterly basis on forms required to be filed with the SEC as follows: (i) Portfolio Holdings as of the end of each fiscal year will be filed as part of the annual report filed on Form N-CSR; (ii) Portfolio Holdings as of the end of the first and third fiscal quarters will be filed in Form N-Q; and (iii) Portfolio Holdings as of the end of the second fiscal quarter will be filed as part of the semi-annual report filed on Form N-CSR.  The Trust’s Form N-CSRs and Form N-Qs are available free of charge on the SEC’s website at www.sec.gov. Portfolio holdings information may be separately provided to any person, including rating and ranking organizations such as Morningstar and Lipper, at the same time that it is filed with the SEC.

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Partial Portfolio Holdings

Except as set forth in this Policy, partial Portfolio Holdings information will only be provided to Third Parties for the most recent month-end period and only after a fifteen (15) calendar day delay from the end of the month being provided.  These holdings may include any combination of the Portfolio Holdings information, except for full Portfolio Holdings.

Policy Exceptions

The following disclosures of Portfolio Holdings are not prohibited by this Policy:

§	Disclosures that are required by law;

§	Disclosures necessary for Service Providers to perform services to the Funds, provided that they are made pursuant to a written agreement between the Service Provider and the receiving party that restricts the third party’s use of the information;

§	Disclosure necessary for Rating Agencies to assess applicable fund ratings;

§	Disclosures necessary to broker-dealers or banks as a part of the normal buying, selling, shorting or other transactions in portfolio securities;

§	Disclosures to the applicable Fund’s or Service Providers’ regulatory authorities, accountants or counsel; and

§	Disclosures to the adviser of a Fund of compiled data concerning accounts managed by the adviser.

PORTFOLIO TRANSACTIONS AND BROKERAGE

Investment Decisions and Portfolio Transactions

Investment decisions for each Fund are made with a view to achieving its investment objectives. Investment decisions are the product of many factors in addition to basic suitability for the particular client involved (including each Fund).  Some securities considered for investment by a Fund may also be appropriate for other clients served by the Adviser.  Thus, a particular security may be bought or sold for certain clients even though it could have been bought or sold for other clients at the same time.

When the Adviser determines that the purchase or sale of a particular security is appropriate for more than one client account, the Adviser may, but is not obligated to, aggregate client orders into one order (“Block Orders”) for execution purposes. Block trading can avoid the adverse effect on a security’s price when simultaneous separate and competing orders are placed. When aggregating orders and subsequently allocating Block Orders (purchases and sales) to individual client accounts, it is the Adviser’s policy to treat all clients fairly and to achieve an equitable distribution of aggregated orders.

When a Block Order is filled in its entirety, each participating account will receive the average share price for the order on the same business day and transaction costs shall be shared pro rata based on each client’s participation in the Block Order. If the total amount of securities bought or sold is less than the amount requested in the Block Order, the portion that is executed will be allocated pro rata between all accounts participating in the Block Order at the average price obtained, and transaction costs will be shared pro rata based on each client’s allocation in the initial block. Participating accounts that had an order for a de minimis number of shares may be allocated their full order before the remaining shares are allocated. Such allocations will be made pro rata to all participating accounts which had an order for a de minimis number of shares based on each client’s participation in the order unless the cost of such allocation is deemed excessive. In situations for which pro-rata allocations would result in excessive trading costs, the allocation will be based on simple random selection.

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If the Adviser receives an order for a security at the same time as there exists an open order with a broker, the additional order may be added to the existing open order. However, any partial fills of the existing open order that occurred prior to the time of the placement of the second order with the same broker shall be allocated solely to the clients participating in the existing open order, and the unfilled portion of the existing open order will be added into the subsequent order.

Some types of purchase or sale transactions cannot be included in Block Orders. Such trades often must be executed on an individual basis rather than aggregated with other trades. In such cases, clients may not receive as favorable executions as they might otherwise receive from Block Orders. Likewise, a particular security may be bought for one or more clients when one or more clients are selling the security.  In some instances, one client may sell a particular security to another client.  There may be circumstances when purchases or sales of portfolio securities for one or more clients will have an adverse effect on other clients, including a Fund.

Brokerage and Research Services

The Adviser places orders for the purchase and sale of portfolio securities for each Fund through several brokers or dealers.  The Adviser’s general policy is to use its best efforts to seek to obtain best execution for all client portfolio transactions, taking into account a variety of factors such as: (i) the security price; (ii) the commission rate; (iii) the size and difficulty of the order and timing of the transaction; (iv) the broker-dealer’s execution capability, which includes the broker-dealer’s relative ability to execute an order at the best available price, as well as the speed, quality, overall cost and certainty of execution; (v) the broker-dealer’s responsiveness and financial responsibility, which includes the broker-dealer’s creditworthiness and other factors that may impact the Adviser’s confidence in the broker-dealer’s stability; (vi) any conflicts of interest associated with using a broker-dealer; (vii) confidentiality provided by the broker-dealer; (viii) other factors, such as, the broker-dealer’s integrity and quality of communication, the adequacy of information provided by the broker-dealer, the ability of the broker-dealer to provide ad hoc information or services, and the ability of the broker-dealer to handle client directed brokerage arrangements; and (ix) research capabilities of the broker-dealer. It is not the Adviser’s policy to seek the lowest available commission rate where it believes that a broker or dealer charging a higher commission rate would offer greater reliability or provide better price or execution. The Adviser cannot assure that best execution will be achieved for each Fund transaction. The Adviser maintains a list of approved broker-dealers it will use to place Fund and other client trades for execution. The Adviser will periodically reevaluate these broker-dealers to confirm that they meet the Adviser’s criteria and standards, including that they provide trade execution services that the Adviser views as satisfactory. Upon reevaluation, the Adviser may add or remove broker-dealers to or from the list of approved broker-dealers. Although each Fund may use a broker-dealer that sells Fund shares to effect transactions for a Fund’s portfolios, a Fund will not consider the sale of Fund shares as a factor when selecting broker-dealers to execute those transactions.

Subject to the Adviser’s policy of seeking best execution for transactions, and subject to the criteria of Section 28(e) of the Securities Exchange Act of 1934, as amended (the “1934 Act”), the Adviser may place trades with a broker-dealer that provides brokerage and research services.  The Adviser may have an incentive to select or recommend a broker based on its interest in receiving research or other products or services, rather than its interest in receiving the most favorable execution for a Fund.  However, in selecting a broker for research, the Adviser makes a good faith determination that the amount of commission charged is reasonable in relation to the value of the brokerage and/or research received.  The determination may be viewed in terms of a particular transaction or the Adviser’s overall responsibilities with respect to the accounts over which it exercises investment discretion.  Research and brokerage services provided by broker-dealers chosen by the Adviser to place a Fund’s portfolio transactions may be useful to the Adviser in providing services to the Adviser’s other clients, although not all of these services may be necessarily useful and of value to the Adviser in managing the Funds.  Conversely, brokerage and research products and services provided to the Adviser by broker-dealers in connection with trades executed on behalf of other clients of the Adviser may be useful to the Adviser in managing the Funds, although not all of these brokerage and research products and services may be necessarily useful and of value to the Adviser in managing such other clients.  Subject to Section 28(e) of the 1934 Act, the Adviser may pay a broker additional commission in recognition of the value of the brokerage and/or research services provided by that broker.  When the Adviser uses Fund brokerage commissions to obtain research or other products or services, the Adviser receives a benefit because it does not have to produce or pay for the research, products or services.  The advisory fees paid by a Fund are not reduced because the Adviser receives such services even though the receipt of such services relieves the Adviser from expenses it might otherwise bear.

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The Adviser may place orders for the purchase and sale of exchange-listed portfolio securities with a broker-dealer that is an affiliate of the Adviser where, in the judgment of the Adviser, such firm will be able to obtain a price and execution at least as favorable as other qualified broker-dealers.  Pursuant to rules of the SEC, a broker-dealer that is an affiliate of the Adviser may receive and retain compensation for effecting portfolio transactions for a Fund on a securities exchange if the commissions paid to such an affiliated broker-dealer by a Fund on exchange transactions do not exceed “usual and customary brokerage commissions.”  The rules define “usual and customary” commissions to include amounts which are “reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time.”  As required by applicable SEC rules, the Board has adopted procedures which are reasonably designed to provide that any commissions, fees or other remuneration paid to an affiliated broker are consistent with the foregoing standards.

The following tables list the total amount of brokerage commissions paid by each Fund for the fiscal years or period noted below:

Fund	For the Fiscal Year Ended September 30, 2018	For the Fiscal Year Ended September 30, 2017	For the Fiscal Year Ended September 30, 2016	For the Fiscal Period Ended September 30, 2015
Clarkston Partners Fund(1)	$123,896	$93,951	$254,241	$73,770
Clarkston Fund(2)	$4,258	$4,251	$7,333	N/A
Clarkston Select Fund(3)	$2,786	$4,692	N/A	N/A
Clarkston Founders Fund(4)	$4,433	$7,574	N/A	N/A

(1)	The Clarkston Partners Fund commenced operations September 16, 2015.
(2)	The Clarkston Fund commenced operations April 4, 2016.
(3)	The Clarkston Select Fund commenced operations February 1, 2017.
(4)	The Clarkston Founders Fund commenced operations February 1, 2017.

The following tables list the total amount of brokerage commissions to brokers who were affiliated with the Clarkston Partners Fund or the Adviser during the fiscal years or period noted below:

Fund	For the Fiscal Year Ended September 30, 2018	For the Fiscal Year Ended September 30, 2017	For the Fiscal Year Ended September 30, 2016	For the Fiscal Period Ended September 30, 2015
Clarkston Partners Fund(1)	$0	$0	$0	$0
Clarkston Fund(2)	$0	$0	$0	N/A
Clarkston Select Fund(3)	$0	$0	N/A	N/A
Clarkston Founders Fund(4)	$0	$0	N/A	N/A

(1)	The Clarkston Partners Fund commenced operations September 16, 2015.
(2)	The Clarkston Fund commenced operations April 4, 2016.
(3)	The Clarkston Select Fund commenced operations February 1, 2017.
(4)	The Clarkston Founders Fund commenced operations February 1, 2017.

Each Fund may acquire securities of brokers who execute a Fund’s portfolio transactions. As of September 30, 2018, the Funds owned securities of their regular broker-dealers (or parents) as shown below:

Fund	Name of Broker-Dealer	Market Value of Securities Owned
Clarkston Partners Fund(1)	N/A	N/A
Clarkston Fund(2)	N/A	N/A
Clarkston Select Fund(3)	N/A	N/A
Clarkston Founders Fund(4)	N/A	N/A

(1)	The Clarkston Partners Fund commenced operations September 16, 2015.
(2)	The Clarkston Fund commenced operations April 4, 2016.
(3)	The Clarkston Select Fund commenced operations February 1, 2017.
(4)	The Clarkston Founders Fund commenced operations February 1, 2017.

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PURCHASE, EXCHANGE AND REDEMPTION OF SHARES

ALPS Fund Services, Inc. (the “Transfer Agent”) will maintain an account for each shareholder upon which the registration and transfer of shares are recorded, and any transfers shall be reflected by bookkeeping entry, without physical delivery.  Confirmations of each purchase or redemption are sent to each shareholder.  Quarterly statements of account are sent which include shares purchased as a result of a reinvestment of Fund distributions.  The Transfer Agent will require that a shareholder provide requests in writing, accompanied by a valid signature guarantee form, when changing certain information in an account (i.e., wiring instructions, telephone privileges, etc.).

Share Classes

Shares of the Clarkston Partners Fund are currently divided into two share classes:  Founders Class and Institutional Class shares. Each of the Clarkston Fund, the Clarkston Founders Fund, and the Clarkston Select Fund have one share class, the Institutional Class.

The assets received by each class of a Fund for the issue or sale of its shares and all income, earnings, profits, losses and proceeds therefrom, subject only to the rights of creditors, are allocated to, and constitute the underlying assets of, that class of the Fund.  The underlying assets of each class of a Fund are segregated and are charged with the expenses with respect to that class of the Fund along with a share of the general expenses of the Fund and the Trust.  Any general expenses of a Fund that are not readily identifiable as belonging to a particular class of the Fund are allocated by or under the direction of the Board of Trustees in such manner as they determine to be fair and reasonable.

Purchase of Shares

No sales charges will be applied to your share purchases.

Founders class shares are offered on a limited basis and are available only to clients of institutions with managed account programs that have been approved by the Adviser, subject to an aggregate minimum of $100 million.

Institutional Class shares are typically offered only through certain types of financial intermediaries and to certain institutional investors. Institutional Class shares are offered directly, via each of the Funds’ transfer agents, and through financial intermediaries (including, but not limited to, broker-dealers, retirement plans, bank trust departments, and financial advisors). Such intermediaries may require payment from a Fund or its service providers for the provision of distribution, administrative or shareholder retention services. Institutional investors may include, but are not limited to, corporations, retirement plans, public plans and foundations/endowments.

Not all financial intermediaries offer all classes of shares. Each investor’s financial considerations are different. You should speak with your financial advisor to help you decide which share class is best for you. If your financial intermediary offers more than one class of shares, you should carefully consider which class of shares to purchase. Certain classes have higher expenses than other classes, which may lower the return on your investment.

The minimum investments in each Fund are set forth in the Prospectus.

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Subsequent investments may be made at any time by mailing a check to the Transfer Agent, along with a detachable stub from the Statement of Account (or a letter providing the account number).  Shareholders should be sure to write the Fund’s account number on the check.  Purchases of Fund shares (initial or subsequent) may not be made by third-party check.

Shares of a Fund may be purchased on any business day at the net asset value per share next determined after receipt of a purchase order.  Share certificates will not be issued.  Share purchase orders are effective on the date the Fund receives a completed Account Application Form (and other required documents) and federal funds become available.

Initial and subsequent investments may also be made by wire transfer.  Shareholders should note that their bank may charge a fee in connection with transferring money by bank wire.

For a share purchase order for a Fund to become effective on a particular business day, prior to 4:00 p.m. (Eastern time):  (i) in the case of a wire transfer payment, a purchaser must call 1-844-680-6562 to inform the Transfer Agent of an incoming wire transfer; or (ii) in the case of payment by check or money order, a complete share purchase order must be actually received by the Transfer Agent, and, in either case, federal funds must be received by the Transfer Agent, on behalf of the Fund.  If federal funds are received by the Transfer Agent that same day, the order will be effective on that day.  If a Fund receives notification of a wire transfer or a complete share purchase order after 4:00 p.m. (Eastern time), or if federal funds are not received by the Transfer Agent, such purchase order shall be executed as of the date that federal funds are actually received.

The price of each Fund’s shares and the valuation of Fund assets are discussed below in “NET ASSET VALUE.”

Redemption of Shares

If the Board of Trustees determines that it is in the best interests of the remaining shareholders of a Fund, the Fund may pay the redemption price in whole, or in part, by a distribution in kind from the Fund, in lieu of cash, taking such securities at their value employed for determining such redemption price, and selecting the securities in such manner as such Board may deem fair and equitable.  A shareholder who receives a distribution in kind may incur a brokerage commission upon a later disposition of such securities and may receive less than the redemption value of such securities or property upon sale, particularly where such securities are sold prior to maturity.  However, each Fund is required to redeem shares solely for cash up to the lesser of $250,000 or 1% of the NAV of the Fund during any 90-day period for any one shareholder.  Should redemptions by any shareholder exceed such limitation, the Fund will have the option of redeeming the excess in cash or in-kind.  Redemption in kind is not as liquid as a cash redemption.

Under the 1940 Act, each Fund may suspend the right of redemption or postpone the date of payment upon redemption for any period:  (i) during which the NYSE is closed, other than customary weekend and holiday closings; (ii) during which trading on the NYSE is restricted; or (iii) during which (as determined by the SEC by rule or regulation) an emergency exists as a result of which disposal or valuation of portfolio securities is not reasonably practicable, or for such other periods as the SEC may permit.  Each Fund may also suspend or postpone the recordation of the transfer of its shares upon the occurrence of any of the foregoing conditions.

Redemption Procedures.  A Fund will redeem all full and fractional shares of the Fund upon request on any business day at the applicable net asset value determined after the receipt of proper redemption instructions, less any applicable redemption fees.  Shareholders liquidating their holdings will receive upon redemption all dividends reinvested through the date of redemption.  If notice of redemption is received on any business day, the redemption will be effective on the date of receipt.  Payment will ordinarily be made by wire on the next business day, but, in any case, within no more than seven business days from the date of receipt.  If the notice is received on a day that is not a business day or after the close of regularly scheduled trading on the NYSE, the redemption notice will be deemed received as of the next business day.  The value of shares at the time of redemption may be more or less than the shareholder’s cost.

Redemption requests for shares recently purchased by check will be accepted only after a Fund has confirmed receipt of payment for the shares, which may take up to 10 days.

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Note:  Each Fund has the right to suspend or postpone redemptions of shares for any period (i) during which the NYSE or exchange is closed, other than customary weekend and holiday closings; (ii) during which trading on the NYSE or exchange is restricted; or (iii) during which (as determined by the SEC or other regulatory authority by rule or regulation) an emergency exists as a result of which disposal or valuation of portfolio securities is not reasonably practicable, or as otherwise permitted by the SEC or other regulatory authority.

Shareholder Services Plan for Institutional Class Shares

Each Fund has adopted a non-Rule 12b-1 shareholder services plan (a “Services Plan”) for Institutional Class shares which authorize each Fund to compensate select financial intermediaries and Fund affiliates an aggregate fee in an amount not to annually exceed 0.15% of the average daily net asset value of the Institutional Class shares of each Fund attributable to, or held in the name of, the financial intermediary for its clients as compensation for maintaining customer accounts that hold Fund shares. The Service Plan fee is compensation for providing, some or all of the following services: (i) establishing and maintaining Fund shareholder accounts, (ii) aggregating, processing and transmitting Fund shareholder orders and instructions regarding accounts, (ii) processing dividend and other distribution payments from each Fund on behalf of shareholders, (iv) preparing reports or forms on behalf of shareholders, (v) forwarding communications from each Fund to shareholders, and (vi) providing such other similar services as applicable statutes, rules or regulations permit. None of the aforementioned services includes distribution related services or activities. Any amount of the Services Plan fees not paid during the Funds’ fiscal year for such services shall be reimbursed to the applicable Fund.

TRUSTEES AND OFFICERS

The business and affairs of the Funds are managed under the direction of the Trust’s Board of Trustees.  The Board approves all significant agreements between/among the Funds and the persons or companies that furnish services to the Funds, including agreements with each Fund’s distributor, Adviser, administrator, custodian and transfer agent.  The day-to-day operations of the Funds are delegated to the Adviser and the Funds’ administrator.

The name, address, year of birth, and principal occupations for the past five years of the Trustees and officers of the Trust are listed below, along with the number of portfolios in the Fund Complex overseen by and the other directorships held by the Trustee.

Independent Trustees

Name, Birth Year & Address*	Position(s) Held with Fund	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years***	Number of Funds in Fund Complex Overseen by Trustee ****	Other Directorships Held by Trustee During Past 5 Years***
Ward D. Armstrong, Birth year: 1954	Trustee and Chairman	Mr. Armstrong was appointed to the Board on May 27, 2016. Mr. Armstrong was appointed Chairman of the Board at the August 24, 2017 meeting of the Board of Trustees.	Retired; Managing Partner, NorthRock Partners, LLC (October 2013 to July 2015); Managing Director, NorthRock Partners, a Private Wealth Advisory Practice of Ameriprise Financial (February 2010 to October 2013); Senior Vice President, Ameriprise Financial, Inc. (November 1984 to May 2007); President, American Express Asset Management (2002 to 2004); and Chairman, Ameriprise Trust Company (November 1996 to May 2007).	12	Mr. Armstrong is a Director of the Heartland Group, Inc. (5 funds).

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J. Wayne Hutchens, Birth year: 1944	Trustee	Mr. Hutchens was elected to the Board on October 30, 2012.	Mr. Hutchens is currently retired. From April 2006 to December 2012, he served as President and CEO of the University of Colorado (CU) Foundation and from April 2009 to December 2012, he was Executive Director of the CU Real Estate Foundation. Mr. Hutchens is also Trustee of the Denver Museum of Nature and Science (2000 to present), Director of AMG National Trust Bank (June 2012 to present) and Trustee of Children’s Hospital Colorado (May 2012 to present). Prior to these positions, Mr. Hutchens spent 29 years in the banking industry, retiring as Chairman of Chase Bank Colorado.	12	Mr. Hutchens is a Director of RiverNorth Opportunity Fund (2013 to present), RiverNorth Opportunistic Municipal Income Fund (2018 to present), RiverNorth Doubleline Strategic Opportunity Fund (2018 to present) and RiverNorth Marketplace Lending Corp. (2018 to present)
Patrick Seese, Birth year: 1971	Trustee	Mr. Seese was elected to the Board on October 30, 2012.	Mr. Seese is an owner and a Managing Director of Integris Partners, a middle-market investment banking firm serving closely-held companies, financial sponsors and public companies (February 2008 to present). Prior to this, Mr. Seese was a Managing Director of Headwaters MB, a middle-market investing banking firm (December 2003 to February 2008). Prior to that, Mr. Seese worked in Credit Suisse First Boston’s Mergers and Acquisitions Group and served as Head of Corporation Development, Katy Industries, a publicly traded industrial and consumer products company and at Deloitte & Touche LLP, where he began his career in 1994.	12	Mr. Seese is a Director of The Mile High Five Foundation (2013 to present) and SJ Panthers Foundation (2016 to present)

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Interested Trustee

Name, Birth Year & Address*	Position(s) Held with Fund	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years***	Number of Funds in Fund Complex Overseen by Trustee ****	Other Directorships Held by Trustee During Past 5 Years***
Jeremy O. May, Birth year: 1970	Trustee and President	Mr. May was elected Trustee and President on October 30, 2012. Mr. May was Chairman from October 30, 2012 to August 24, 2017.	Mr. May joined ALPS in 1995 and is currently President and Director of ALPS Fund Services, Inc., ALPS Distributors, Inc., and ALPS Portfolio Solutions Distributor, Inc., Executive Vice President and Director of ALPS Holdings, Inc. and ALPS Advisors, Inc. Because of his positions with these entities, Mr. May is deemed an affiliate of the Trust as defined under the 1940 Act. Mr. May is also on the Board of Directors of the University of Colorado Foundation and the AV Hunter Trust.	12	Mr. May is Trustee of the Reaves Utility Income Fund (1 fund) and Director of the RiverNorth Opportunities Fund (1 fund).

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Officers

Name, Birth Year & Address*	Position(s) Held with Fund	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years***
Kimberly R. Storms, Birth year: 1972	Treasurer	Ms. Storms was elected Treasurer of the Trust on October 30, 2012.	Ms. Storms is Senior Vice President and Director of Fund Administration of ALPS. Because of her position with ALPS, Ms. Storms is deemed an affiliate of the Trust as defined under the 1940 Act. Ms. Storms is also Treasurer of Financial Investors Trust, Liberty All-Star Equity Fund and Liberty All-Star Growth Fund, Inc.
Richard C. Noyes, Birth year: 1970	Secretary	Mr. Noyes was elected Secretary of the Trust on November 14, 2016.	Mr. Noyes joined ALPS in 2015 and is Senior Vice President and General Counsel of ALPS. Prior to joining ALPS, Mr. Noyes served as Assistant Vice President and Senior Counsel of Janus Capital Management LLC. Mr. Noyes is deemed an affiliate of the Trust as defined under the 1940 Act.
Anne M. Berg, Birth year: 1973	Assistant Secretary	Ms. Berg was elected Assistant Secretary of the Trust on August 23, 2018.	Ms. Berg joined ALPS as Senior Investment Company Act Paralegal in February 2017. Prior to joining ALPS, Anne was a Senior Legal Manager at Janus Capital Management LLC (2000-2017). Because of her position with ALPS, Ms. Berg is deemed an affiliate of the Trust as defined under the 1940 Act.
Lucas D. Foss, Birth Year: 1977	Chief Compliance Officer (“CCO”)	Mr. Foss was elected CCO of the Trust on January 22, 2018.

Mr. Foss joined ALPS in November 2017 as Vice President and Deputy Chief Compliance Officer. Prior to his current role, Mr. Foss served as the Director of Compliance at Transamerica Asset Management (July 2015 – November 2017).  Deputy Chief Compliance Officer at ALPS (September 2012 – June 2015) Compliance Manager at ALPS (January 2010 – August 2012) and a Senior Compliance Analyst at ALPS (November 2006 – December 2009). Before joining ALPS, Mr. Foss held positions at Bisys Hedge Fund Services and Deutsche Asset Management. Because of his position with ALPS, Mr. Foss is deemed an affiliate of the Trust as defined under the 1940 Act. Mr. Foss is also CCO of Harvest Volatility Edge Trust, Goehring & Rozencwajg Investment Funds, Broadstone Real Estate Access Fund, Inc., Clough Global Funds and Clough Funds Trust.

*	All communications to Trustees and Officers may be directed to ALPS Series Trust c/o 1290 Broadway, Suite 1100, Denver, CO 80203.
**	This is the period for which the Trustee or Officer began serving the Trust. Each Trustee serves an indefinite term, until such Trustee’s successor is elected and appointed, or such Trustee resigns or is deceased. Officers are elected on an annual basis.
***	Except as otherwise indicated, each individual has held the office shown or other offices in the same company for the last five years.
****	The Fund Complex currently consists of 12 series of the Trust; Clarkston Capital Partners, LLC does not provide investment advisory services for any of these series other than the Funds and any other investment companies for which Clarkston Capital Partners, LLC provides investment advisory services, currently none.

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Ward D. Armstrong

Mr. Armstrong has been an Independent Trustee of the Trust since May 27, 2016. He has been Director of the Heartland Group, Inc. since February 2008 and was Chairman of Ameriprise Trust Company from November 1996 to May 2007. Mr. Armstrong served as Managing Partner of NorthRock Partners, LLC from October 2013 to July 2015, Managing Director of Northrock Partners, a Private Wealth Advisory Practice of Ameriprise Financial from February 2010 to October 2013, Senior Vice President of Ameriprise Financial, Inc. from November 1984 to May 2007 and President of American Express Asset Management from 2002 to 2004. Mr. Armstrong received a B.S. in Business Administration (Finance Emphasis) from the University of Minnesota, Carlson School of Management. He was selected to serve as a Trustee of the Trust based on his business, financial services and investment management experience.

J. Wayne Hutchens

Mr. Hutchens has been an Independent Trustee of the Trust since October 30, 2012.  He has been a Director of the RiverNorth Opportunity Fund since 2013, the RiverNorth Opportunistic Municipal Income Fund since 2018, the RiverNorth DoubleLine Strategic Opportunity Fund since 2018, the RiverNorth Marketplace Lending Corp. since 2018, Trustee of the Denver Museum of Nature and Science since 2000, and Director of AMG National Trust Bank and Trustee of Children’s Hospital Colorado since 2012. From 2006 to 2012, he served as President and CEO of the University of Colorado (CU) Foundation and from 2009 to 2012, he also served as Executive Director of the CU Real Estate Foundation.  Prior to these positions, Mr. Hutchens spent 29 years in the banking industry, retiring as Chairman of Chase Bank Colorado.  Mr. Hutchens is a graduate of the University of Colorado at Boulder’s School of Business and has done graduate study at Syracuse University and the University of Colorado.  He was selected to serve as a Trustee of the Trust based on his business and financial services experience.

Patrick Seese

Mr. Seese has been an Independent Trustee of the Trust since October 30, 2012.  He has been a Director of The Mile High Five Foundation since 2013 and SJ Panthers Foundation since 2016. He has been an owner and a Managing Director of Integris Partners, a middle-market investment banking firm, since February 2008.  Prior to this, Mr. Seese was a Managing Director of Headwaters, MB, middle-market investing banking firm from 2003 to 2008. Prior to this, Mr. Seese was working in Credit Suisse First Boston’s Mergers and Acquisitions Group and served as Head of Corporate Development for Katy Industries, a publicly traded industrial and consumer products company and at Deloitte & Touche, LLP, where he began his career in 1994.  Mr. Seese is a graduate of the University of Colorado and earned an MBA from The University of Chicago Booth School of Business.  He is one of the founders of The Mile High Five Foundation (MH5), a charity dedicated to fund youth/health-related organizations.  Mr. Seese was selected to serve as a Trustee of the Trust based on his business, financial services and accounting experience.

Jeremy O. May

Mr. May has been an Interested Trustee of the Trust since October 30, 2012.  He has been a Trustee of the Reaves Utility Income Fund since 2009 and RiverNorth Opportunities Fund since 2018. Mr. May joined ALPS Fund Services, Inc. (“AFS”), the Funds’ administrator, in 1995 and is President and Director of AFS, ALPS Distributors, Inc., the Funds’ principal underwriter, ALPS Portfolio Solutions Distributor, Inc., Executive Vice President and Director of ALPS Holdings, Inc. and ALPS Advisors, Inc. Before joining ALPS, Mr. May was an auditor with Deloitte & Touche LLP.  Mr. May is also Vice Chairman on the Board of Directors of the University of Colorado (CU) Foundation and the Board of Directors of the AV Hunter Trust.  Mr. May has a B.S. in Business Administration from the University of Colorado.  He was selected to serve as a Trustee of the Trust based on his business, financial services, accounting and investment management experience.

None of the Independent Trustees own securities in Clarkston Capital Partners, LLC, the Funds’ investment adviser, or ALPS Distributors, Inc., the Funds’ principal underwriter, nor do they own securities in any entity directly controlling, controlled by, or under common control with these entities.

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Leadership Structure and Oversight Responsibilities

Overall responsibility for oversight of the Funds rests with the Trustees.  The Trust has engaged the Adviser to manage the Funds on a day-to day basis.  The Board is responsible for overseeing the Adviser and other service providers in the operations of the Funds in accordance with the provisions of the 1940 Act, applicable provisions of state and other laws and the Trust’s Declaration of Trust.  The Board is currently composed of four members, three of whom are Independent Trustees.  The Board meets at regularly scheduled quarterly meetings each year.  In addition, the Board may hold special in-person or telephonic meetings or informal conference calls to discuss specific matters that may arise or require action between regular meetings.  As described below, the Board has established a Nominating and Corporate Governance Committee and an Audit Committee, and may establish ad hoc committees or working groups from time to time, to assist the Board in fulfilling its oversight responsibilities.  The Independent Trustees have also engaged independent legal counsel to assist them in performing their oversight responsibilities.

The Board has appointed Ward D. Armstrong, an Independent Trustee, to serve in the role of Chairman.  The Chairman’s role is to preside at all meetings of the Board and to act as a liaison with the Adviser, other service providers, counsel and other Trustees generally between meetings.  The Chairman may also perform such other functions as may be delegated by the Board from time to time. The Board reviews matters related to its leadership structure annually.  The Board has determined that the Board’s leadership structure is appropriate given the Trust’s characteristics and circumstances.  These include the Trust’s series of fund shares, each fund’s single portfolio of assets, each fund’s net assets and the services provided by the fund’s service providers.

Risk oversight forms part of the Board’s general oversight of the Funds and is addressed as part of various Board and Committee activities.  As part of its regular oversight of the Funds, the Board, directly or through a Committee, interacts with and reviews reports from, among others, Fund management, the Adviser, the Funds’ Chief Compliance Officer, the Funds’ legal counsel and the independent registered public accounting firm for the Funds regarding risks faced by the Funds.  The Board, with the assistance of Fund management and the Adviser, reviews investment policies and risks in connection with its review of the Funds’ performance.  The Board has appointed a Chief Compliance Officer to oversee the implementation and testing of the Funds’ compliance program and reports to the Board regarding compliance matters for the Funds and their principal service providers.  In addition, as part of the Board’s periodic review of the Funds’ advisory and other service provider agreements, the Board may consider risk management aspects of these service providers’ operations and the functions for which they are responsible.

Audit Committee.  The Board has an Audit Committee which considers such matters pertaining to the Trust’s books of account, financial records, internal accounting controls and changes in accounting principles or practices as the Trustees may from time to time determine.  The Audit Committee also considers the engagement and compensation of the independent registered public accounting firm (“Firm”) and ensures receipt from the Firm of a formal written statement delineating relationships between the Firm and the Trust, consistent with Public Company Accounting Oversight Board Rule 3526. The Audit Committee also meets privately with the representatives of the Firm to review the scope and results of audits and other duties as set forth in the Audit Committee’s Charter.  The Audit Committee members, each of whom are Independent Trustees, are: Ward D. Armstrong, J. Wayne Hutchens and Patrick Seese.  The Audit Committee met three times during the fiscal year ended September 30, 2018.

Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee meets periodically to advise and assist the Board in selecting nominees to serve as trustees of the Trust. The Nominating and Corporate Governance Committee believes the Board generally benefits from diversity of background, experience and views among its members and considers this a factor in evaluating the composition of the Board, but has not adopted any specific policy in this regard. The Nominating and Corporate Governance Committee also advises and assists the Board in establishing, implementing and executing policies, procedures and practices that assure orderly and effective governance of the Trust and effective and efficient management of all business and financial affairs of the Trust. Members of the Nominating and Corporate Governance Committee are currently: Ward D. Armstrong, J. Wayne Hutchens and Patrick Seese. The Nominating and Corporate Governance Committee of the Board met once during the fiscal year ended September 30, 2018.

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Independent Trustee Retirement Policy

The Trustees do not serve a specified term of office. Each Trustee will hold office until the termination of the Trust or his or her earlier death, resignation, retirement, incapacity, or removal. Under the Funds’ Independent Trustee Retirement Policy (“Retirement Policy”), upon reaching the age of 75, an Independent Trustee is deemed to tender an offer of retirement, which retirement, if accepted, shall become effective upon the September 30th immediately following the tender of a retirement. The Board may decline the offer upon the vote of a majority of the continuing Trustees. If the Board declines an Independent Trustee’s offer, then the term of office of such Independent Trustee continues in accordance with the term under which such Independent Trustee was elected or appointed, provided that such Independent Trustee shall be deemed to tender another offer of retirement upon each subsequent birthday. The Trustees review the Funds’ Retirement Policy from time to time and may make changes as deemed appropriate.

Shareholder Nominations.  The Board will consider shareholder nominees for Trustees.  All nominees must possess the appropriate characteristics, skills and experience for serving on the Board.  In particular, the Board and its Independent Trustees will consider each nominee’s integrity, educational and professional background, understanding of the Trust’s business on a technical level and commitment to devote the time and attention necessary to fulfill a Trustee’s duties.  All shareholders who wish to recommend nominees for consideration as Trustees shall submit the names and qualifications of the candidates to the Secretary of the Trust by writing to: ALPS Series Trust, c/o Secretary, 1290 Broadway, Suite 1100, Denver, Colorado, 80203.

As of December 31, 2018, the dollar range of equity securities in the Funds beneficially owned by the Interested Trustee were as follows:

Interested Trustee	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies
Jeremy O. May	None	None

As of December 31, 2018, the dollar range of equity securities in the Fund beneficially owned by Independent Trustees were as follows:

Independent Trustees	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies*
Ward Armstrong	None	None
J. Wayne Hutchens	None	None
Patrick Seese	None	None

*	The Fund Complex currently consists of 12 series of the Trust; Clarkston Capital Partners, LLC does not provide investment advisory services for any of these series other than the Funds and any other investment companies for which Clarkston Capital Partners, LLC provides investment advisory services, currently none.

Remuneration of Trustees.  Effective October 1, 2018, the Independent Trustees of the Trust will receive a quarterly retainer of $8,000, plus $4,000 for each regular Board or Committee meeting attended and $2,000 for each special telephonic or in-person Board or Committee meeting attended. Additionally, the Audit Committee Chair will receive a quarterly retainer of $1,250 and the Independent Chair will receive a quarterly retainer of $2,500. Previously, the Independent Trustees of the Trust received a quarterly retainer of $6,000 and there were no retainers for the Audit Committee Chair or the Independent Chair. The Independent Trustees are also reimbursed for all reasonable out-of-pocket expenses relating to attendance at meetings.  The Independent Trustees are also reimbursed for all reasonable out-of-pocket expenses relating to attendance at meetings.

For the fiscal year ended September 30, 2018, the Independent Trustees received the following compensation:

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Independent Trustees	Aggregate Compensation From the Trust	Pension Or Retirement Benefits Accrued As Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Aggregate Compensation From The Trust And Fund Complex Paid To Trustees*
J. Wayne Hutchens	$45,000	$0	$0	$45,000
Patrick Seese	$40,000	$0	$0	$40,000
Ward D. Armstrong	$50,000	$0	$0	$50,000

*	The Fund Complex currently consists of 12 series of the Trust; Clarkston Capital Partners, LLC does not provide investment advisory services for any of these series other than the Funds and any other investment companies for which Clarkston Capital Partners, LLC provides investment advisory services, currently none.

No officer, trustee or employee of the Adviser or any of its affiliates receives any compensation from the Funds for serving as an officer or trustee of the Funds.

INVESTMENT MANAGER

Clarkston Capital Partners, LLC (the “Adviser”), subject to the authority of the Board of Trustees, furnishes continuing investment supervision to the Funds and is responsible for the management of each Fund’s portfolio.

Founded in 2007, the Adviser is an independent investment management firm with a “quality/value” investment philosophy. As of September 30, 2018, the Adviser had approximately $3.8 billion in assets under management.

The Adviser’s principal address is 91 West Long Lake Road, Bloomfield Hills, Michigan, 48304.

Pursuant to the Investment Advisory Agreement (the “Advisory Agreement”) with the Adviser, each Fund pays the Adviser an annual management fee as set out below based on each Fund’s average daily net assets.

Fund	Management Fee
Clarkston Partners Fund	0.80%
Clarkston Fund	0.50%
Clarkston Select Fund	0.50%
Clarkston Founders Fund	0.75%

The management fee is paid on a monthly basis.  The initial term of the Advisory Agreement is two years.  The Board may extend the Advisory Agreement for additional one-year terms.  The Board and shareholders of the Funds may terminate the Advisory Agreement upon thirty (30) days’ written notice and the Adviser may terminate the Advisory Agreement upon sixty (60) days’ notice. A discussion regarding the basis for the Board’s approval of the Advisory Agreement is provided in the Fund’s annual report to shareholders for the period ended September 30, 2018.

The Adviser has contractually agreed to limit the amount of each Fund’s Total Annual Fund Operating Expenses, exclusive of shareholder service fees, brokerage expenses, interest expenses, acquired fund fees and expenses, taxes and extraordinary expenses, to an annual rate as set out below.

Fund	Contractual Fee Waiver
Clarkston Partners Fund	0.85%
Clarkston Fund	0.55%
Clarkston Select Fund	0.55%
Clarkston Founders Fund	0.80%

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This agreement is in effect through January 31, 2020. The Adviser may not terminate this waiver without the approval by the Funds’ Board of Trustees. The Adviser will be permitted to recover, on a class-by-class basis, expenses it has borne subsequent to the effective date of the agreement described above (whether through reduction of its management fee or otherwise) only to the extent that a Fund’s expenses in later periods do not exceed the lesser of: (1) the contractual expense limit in effect at the time the Adviser waives or limits the expenses; or (2) the contractual expense limit in effect at the time the Adviser seeks to recover the expenses; provided, however, that the Funds will not be obligated to reimburse any such expenses borne by the Adviser more than three years after the date on which the fee or expense was waived or limited or assumed and paid by the Adviser, as calculated on a monthly basis.

	The table below shows the management fees for Clarkston Capital Partners, LLC for the fiscal year or period indicated below:
	For the Fiscal Year Ended September 30, 2018	For the Fiscal Year Ended September 30, 2017	For the Fiscal Year Ended September 30, 2016	For Fiscal Period Ended September 30, 2015
Clarkston Partners Fund(1)
Gross Advisory Fees	$6,513,596	$5,332,383	$3,309,185	$41,994
Waiver of Advisory Fees	($761,949)	($738,617)	($669,742)	($41,994)
Reimbursement of other Expenses	$0	$0	$0	($8,412)
Net Advisory Fees	$5,751,647	$4,593,766	$2,639,443	$0
Clarkston Fund(2)
Gross Advisory Fees	$152,489	$129,280	$41,687	--
Waiver of Advisory Fees	($84,677)	($101,949)	($41,687)	--
Reimbursement of other Expenses	$0	$0	($23,036)	--
Net Advisory Fees	$67,812	$27,331	$0	--
Clarkston Select Fund(3)
Gross Advisory Fees	$71,621	$32,657	--	--
Waiver of Advisory Fees	($71,621)	($32,657)	--	--
Reimbursement of other Expenses	($17,194)	($35,861)	--	--
Net Advisory Fees	$0	$0	--	--
Clarkston Founders Fund(4)
Gross Advisory Fees	$227,155	$102,826	--	--
Waiver of Advisory Fees	($95,166)	($73,077)	--	--
Reimbursement of other Expenses	$0	$0	--	--
Net Advisory Fees	$131,989	$29,749	--	--

(1)	The Clarkston Partners Fund commenced operations September 16, 2015.
(2)	The Clarkston Fund commenced operations April 4, 2016.
(3)	The Clarkston Select Fund commenced operations February 1, 2017.
(4)	The Clarkston Founders Fund commenced operations February 1, 2017.

DISTRIBUTOR

Shares of each Fund are offered on a continuous basis through ALPS Distributors, Inc. (an affiliate of ALPS Fund Services, Inc.) (the “Distributor”), located at 1290 Broadway, Suite 1100, Denver, Colorado 80203, as distributor pursuant to a distribution agreement between the Distributor and the Trust on behalf of the Funds.  The Distributor is not obligated to sell any specific amount of Fund shares.

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CODE OF ETHICS

The Trust, the Adviser and the Distributor each have adopted a code of ethics under Rule 17j-1 of the 1940 Act.  These codes of ethics permit the personnel of these entities to invest in securities, including securities that a Fund may purchase or hold.  The codes of ethics are on public file with, and are available from, the SEC.

ADMINISTRATOR

The Trust on behalf of the Funds currently employs ALPS Fund Services, Inc. (an affiliate of the Distributor) (“ALPS” or the “Administrator”), located at 1290 Broadway, Suite 1100, Denver, Colorado 80203, under an administration agreement to provide certain administrative services to the Funds.

The table below shows the administrative fees earned by ALPS for the fiscal year or period indicated below:

	For the Fiscal Year Ended September 30, 2018	For the Fiscal Year Ended September 30, 2017	For the Fiscal Year Ended September 30, 2016	For Fiscal Period Ended September 30, 2015
Clarkston Partners Fund(1)	$500,259	$428,415	$289,181	$5,590
Clarkston Fund(2)	$20,121	$16,654	$7,730	--
Clarkston Select Fund(3)	$9,926	$5,076	--	--
Clarkston Founders Fund(4)	$19,674	$9,707	--	--

(1)	The Clarkston Partners Fund commenced operations September 16, 2015.
(2)	The Clarkston Fund commenced operations April 4, 2016.
(3)	The Clarkston Select Fund commenced operations February 1, 2017.
(4)	The Clarkston Founders Fund commenced operations February 1, 2017.

PROXY VOTING POLICIES AND PROCEDURES

Although individual Board members may not agree with particular policies or votes by the Adviser, the Board has approved delegating proxy voting discretion to the Adviser believing that the Adviser should be responsible for voting because it is a matter relating to the investment decision making process.

Attached as Appendix B is the Trust’s Proxy Voting Policies and Procedures and a summary of the Adviser’s proxy voting policies that the Adviser uses to determine how to vote proxies relating to portfolio securities, including the procedures that the Adviser uses when a vote presents a conflict between the interests of Fund shareholders, on the one hand, and those of the Adviser or any affiliated person of a Fund or the Adviser, on the other.  Appendix B provides a general indication as to how the Adviser will vote proxies relating to portfolio securities on each issue listed.  However, Appendix B does not address all potential voting issues or the intricacies that may surround individual proxy votes.  For that reason, there may be instances in which votes may vary from the Trust’s and the Adviser’s Proxy Voting Policies and Procedures.  Notwithstanding the foregoing, the Adviser always endeavors to vote proxies relating to portfolio securities in accordance with the Funds’ investment objectives.  When applicable, information on how a Fund voted proxies relating to portfolio securities during the most recent prior 12-month period ended June 30 will be available without charge, (i) upon request, by calling 1-844-680-6562 and (ii) on the SEC’s website at http://www.sec.gov.

PRINCIPAL SHAREHOLDERS

To the best knowledge of the Trust, the names and addresses of the record and beneficial holders of 5% or more of the outstanding shares of each class of the Funds and the percentage of the outstanding shares held by such holders are set forth below. To the best knowledge of the Trust, entities shown as owning more than 25% of the outstanding Shares of a class of a Fund are not the beneficial owners of such Shares, unless otherwise indicated.

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A shareholder who owns beneficially 25% or more of the outstanding securities of a Fund is presumed to “control” that Fund as defined in the 1940 Act. Such control may affect the voting rights of other shareholders.

As of December 31, 2018, the following shareholders owned 5% or more of the outstanding shares of a class of the Funds as listed below:

Fund	Shareholder Name	Address	Percentage of Interest	Type of Ownership
Clarkston Partners Fund - Founders Class	BROWN BROTHERS HARRIMAN & CO.	50 POST OFFICE SQ, BOSTON, MA 02110	96.05%	Record
Clarkston Partners Fund - Institutional Class	RAYMOND JAMES & ASSOCIATES	880 CARILLON PKWY, ST PETERSBURG, FL 33716	44.23%	Record
Clarkston Partners Fund - Institutional Class	CHARLES SCHWAB & CO INC	211 MAIN ST, SAN FRANCISCO, CA 94105	31.11%	Record
Clarkston Partners Fund - Institutional Class	NATIONAL FINANCIAL SERVICES, LLC	82 DEVONSHIRE ST MAIL ZONE ZE7F, BOSTON, MA 02109	13.45%	Record
Clarkston Fund -Institutional Class	CHARLES SCHWAB & CO INC	211 MAIN ST, SAN FRANCISCO, CA 94105	78.35%	Record
Clarkston Fund -Institutional Class	NATIONAL FINANCIAL SERVICES, LLC	82 DEVONSHIRE ST MAIL ZONE ZE7F, BOSTON, MA 02109	18.13%	Record
Clarkston Select Fund – Institutional Class	CHARLES SCHWAB & CO INC	211 MAIN ST, SAN FRANCISCO, CA 94105	85.04%	Record
Clarkston Select Fund – Institutional Class	NATIONAL FINANCIAL SERVICES, LLC	82 DEVONSHIRE ST MAIL ZONE ZE7F, BOSTON, MA 02109	11.82%	Record
Clarkston Founders Fund – Institutional Class	CHARLES SCHWAB & CO INC	211 MAIN ST, SAN FRANCISCO, CA 94105	61.56%	Record
Clarkston Founders Fund – Institutional Class	NATIONAL FINANCIAL SERVICES, LLC	82 DEVONSHIRE ST MAIL ZONE ZE7F, BOSTON, MA 02109	34.53%	Record

As of December 31, 2018, none of the Trustees or Officers of the Trust owned any of the outstanding shares of the Clarkston Partners Fund, the Clarkston Fund, the Clarkston Select Fund or the Clarkston Founders Fund.

EXPENSES

The Funds’ expenses include taxes, interest, fees and salaries of the Trust’s Trustees and officers who are not trustees, officers or employees of the Funds’ service contractors, SEC fees, state securities qualification fees, costs of preparing and printing prospectuses for regulatory purposes and for distribution to existing shareholders, advisory and administration fees, charges of the custodian and of the transfer and dividend disbursing agent, certain insurance premiums, outside auditing and legal expenses, costs of shareholder reports and shareholder meetings and any extraordinary expenses.  The Funds also pay for brokerage fees and commissions (if any) in connection with the purchase and sale of portfolio securities.

PORTFOLIO MANAGER

The following sections set forth certain additional information with respect to the portfolio manager for each Fund.  Unless noted otherwise, all information is provided as of September 30, 2018.

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Other Accounts Managed by Portfolio Manager

The table below identifies as of September 30, 2018, the number of accounts (other than the Funds with respect to which information is provided) for which the Funds’ portfolio managers have day-to-day management responsibilities and the total assets in such accounts within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts.

Portfolio Manager	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number	Total Assets (in millions)	Number	Total Assets (in millions)*	Number*	Total Assets (in millions)*
Jeffrey A. Hakala	0	N/A	1	$589.4	731	$2,001.8
Gerald W. Hakala	0	N/A	1	$589.4	731	$2,001.8

*	If an account was managed by a team, the total number of accounts and assets have been allocated to each respective team member. Therefore, some accounts and assets have been counted more than once.

Portfolio Manager Compensation

The Adviser’s compensation program is based upon a combination of salaries and bonuses. Each portfolio manager receives a salary and is eligible for a bonus.  The bonus pool is based entirely on the firm’s success.  100% of each individual’s bonus is subjective and based on adherence to investment philosophy and contribution to the firm’s success.  The Adviser does not compensate based on portfolio performance and does not pay commissions on new business.

Potential Conflicts of Interest with Other Accounts

Potential conflicts of interest may arise when a fund’s portfolio managers have day-to-day management responsibilities with respect to one or more other funds or other accounts, as is the case for the portfolio managers listed in the table above.

The Adviser and the Funds have adopted compliance policies and procedures that are designed to mitigate various conflicts of interest that may arise for the Adviser and the individuals that it employs.  For example, the Adviser’s Code of Ethics requires employees to place the Adviser’s clients’ interests ahead of the employee’s own interests.  The Adviser has also adopted trade allocation procedures that are designed to facilitate the allocation of investment opportunities among multiple client accounts.  There is no guarantee, however, that the policies and procedures adopted by the Adviser and the Funds will be able to detect and/or prevent every situation in which an actual or potential conflict may appear.  These potential conflicts include:

Allocation of Limited Time and Attention.  A portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts.  As a result, the portfolio manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if he were to devote substantially more attention to the management of a single fund.  The effects of this potential conflict may be more pronounced where funds and/or accounts overseen by a particular portfolio manager have different investment strategies.

Allocation of Limited Investment Opportunities.  If a portfolio manager identifies a limited investment opportunity that may be suitable for multiple funds and/or accounts, the opportunity may be allocated among these several funds or accounts, which may limit a fund’s ability to take full advantage of the investment opportunity.

Pursuit of Differing Strategies.  At times, a portfolio manager may determine that an investment opportunity may be appropriate for only some of the funds and/or accounts for which he exercises investment responsibility, or may decide that certain of the funds and/or accounts should take differing positions with respect to a particular security.  In these cases, the portfolio manager may place separate transactions for one or more funds or accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment or benefit of one or more other funds and/or accounts.

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Selection of Brokers/Dealers.  Portfolio managers may be able to select or influence the selection of the brokers and dealers that are used to execute securities transactions for the funds and/or account that they supervise.  In addition to executing trades, some brokers and dealers provide portfolio managers with brokerage and research services (as those terms are defined in Section 28(e) of the 1934 Act), which may result in the payment of higher brokerage fees than might have otherwise been available.  These services may be more beneficial to certain funds or accounts than to others.  Although the payment of brokerage commissions is subject to the requirement that the portfolio manager determine in good faith that the commissions are reasonable in relation to the value of the brokerage and research services provided to the fund, a portfolio manager’s decision as to the selection of brokers and dealers could yield disproportionate costs and benefits among the funds and/or accounts that he manages.

Variation in Compensation.  A conflict of interest may arise where the financial or other benefits available to the portfolio manager differ among the funds and/or accounts that he manages.  If the structure of the investment adviser’s management fee and/or the portfolio manager’s compensation differs among funds and/or accounts (such as where certain funds or accounts pay higher management fees or performance-based management fees), the portfolio manager might be motivated to help certain funds and/or accounts over others.  The portfolio manager might be motivated to favor funds and/or accounts in which he has an interest or in which the investment adviser and/or its affiliates have interests.  Similarly, the desire to maintain or raise assets under management or to enhance the portfolio manager’s performance record or to derive other rewards, financial or otherwise, could influence the portfolio manager to lend preferential treatment to those funds and/or accounts that could most significantly benefit the portfolio manager.

Related Business Opportunities.  The Adviser or its affiliates may provide more services (such as distribution or recordkeeping) for some types of funds or accounts than for others.  In such cases, a portfolio manager may benefit, either directly or indirectly, by devoting disproportionate attention to the management of funds and/or accounts that provide greater overall returns to the Adviser and its affiliates.

Ownership of Securities

The table below identifies ownership of Fund securities by each Portfolio Manager as of September 30, 2018.

Portfolio Manager	Dollar Range of Ownership of Securities
	Clarkston Partners Fund	Clarkston Fund	Clarkston Select Fund	Clarkston Founders Fund
Jeffrey A. Hakala	$100,000-$500,000	$100,000-$500,000	$100,000-$500,000	$100,000-$500,000
Gerald W. Hakala	$500,000-$1,000,000	$10,000-$50,000	$10,000-$50,000	$100,000-$500,000

NET ASSET VALUE

The following is a description of the procedures used by the Funds in valuing its assets.  For the purpose of pricing purchase and redemption orders, the net asset value per share of each Fund is determined once daily as of the close of regularly scheduled trading on the NYSE (normally, 4:00 p.m. Eastern time).  A Fund’s net asset value is calculated on each day that the NYSE is open for trading, i.e., Monday through Friday, except for New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day, and the preceding Friday or subsequent Monday when one of those holidays falls on a Saturday or Sunday, respectively.

In calculating net asset value, portfolio securities listed or traded on national securities exchanges for which market quotations are available are valued at the official closing price.  If there is no official closing price, the securities are valued at the mean of the last bid and ask price.

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Securities that are primarily traded on foreign exchanges generally are valued at the preceding closing values of such securities on their respective exchanges, except that when an occurrence subsequent to the time a value was so established is likely to have changed such value, then the fair value of those securities will be determined by consideration of other factors by or under the direction of the Trust’s Board or its delegates.  In valuing assets, prices denominated in foreign currencies are converted to U.S. dollar equivalents at the current exchange rate.  Securities may be valued by independent pricing services which use prices provided by market-makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics.  In certain circumstances, bid and ask prices may be obtained from (i) a broker/dealer specified and deemed reliable by the Adviser, (ii) pink sheets, yellow sheets or the blue list, or (iii) a pricing agent that obtains quotations from broker/dealers or evaluates the value of the respective bid and ask prices.  All other securities and other assets of a Fund will be valued at fair value as determined in good faith pursuant to procedures adopted by the Board.

TAXES

This section provides additional information concerning U.S. federal income taxes.  It is based on the Code, applicable Treasury Regulations, judicial authority and administrative rulings and practice, all as of the date of this SAI, and all of which are subject to change, possibly with retroactive effect.  The following does not address any state, local or foreign or estate or gift tax matters.

A shareholder’s U.S. federal income tax consequences from acquiring, holding and disposing of shares in a Fund may vary depending upon his or her particular situation.  This discussion only applies to shareholders who are U.S. persons.  For purposes of this discussion, U.S. persons are: (i) U.S. citizens or residents, (ii) U.S. corporations (or entities treated as corporations for U.S. tax purposes), (iii) an estate whose income is subject to U.S. federal income taxation regardless of its source, or (iv) a trust, if a court within the United States is able to exercise primary supervision over its administration and one or more U.S. persons have the authority to control all of its substantial decisions, or certain electing trusts that were in existence on August 20, 1996, and were treated as domestic trusts on August 19, 1996.  This discussion does not address issues of significance to U.S. persons in special situations such as: (i) certain types of tax-exempt organizations, (ii) shareholders holding shares through tax-advantaged accounts (such as 401(k) plan accounts or individual retirement accounts), (iii) shareholders holding investments through foreign institutions (financial and non-financial), (iv) financial institutions, (v) broker-dealers, and traders in securities that elect to mark-to-market their securities holdings, (vi) entities not organized under the laws of the United States or a political subdivision thereof, (vii) shareholders holding shares as part of a hedge, straddle or conversion transaction, and (viii) shareholders who are subject to the U.S. federal alternative minimum tax.

If a partnership (including for this purpose any entity treated as a partnership for U.S. federal income tax purposes) is a beneficial owner of shares, the tax treatment of a partner in the partnership will generally depend upon the status of the partner and the activities of the partnership.  Partners of partnerships that are considering the purchase of shares should consult their own tax advisers regarding the U.S. federal income tax consequences of the purchase, ownership and disposition of shares.

The Funds have not requested and will not request an advance ruling from the Internal Revenue Service (the “IRS”) as to the U.S. federal income tax matters described below.  The IRS could adopt positions contrary to those discussed below and such positions could be sustained.  In addition, the foregoing discussion only addresses some of the U.S. federal income tax considerations generally affecting investments in the Funds.  Prospective shareholders are urged to consult with their own tax advisers as to the particular U.S. federal tax consequences to them of an investment in a Fund, as well as the applicability and effect of any state, local or foreign laws, and the effect of possible changes in applicable tax laws.

General Policies

In general, it is the policy of the Clarkston Fund, the Clarkston Partners Fund, and the Clarkston Founders Fund to distribute annually to shareholders as “ordinary income dividends” substantially all of their investment company taxable income (which includes, among other items, dividends, interest and the excess of any net short-term capital gains over net long-term capital losses). The Clarkston Select Fund makes such net income distributions quarterly. It is the policy of all of the Funds to distribute annually the excess of net long-term capital gains over net short-term capital losses, if any, after offsetting any capital loss carryovers, as “capital gains dividends.”

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Ordinary income dividends and capital gain distributions are payable as of the close of the Exchange on the record date for each dividend or distribution.  Shareholders may elect to re-invest their ordinary income dividends or capital gain distributions, or both.  The election may be made at any time by submitting a written request directly to a Fund.  In order for a change to be in effect for any dividend or distribution, it must be received by the Fund on or before the record date for such dividend or distribution.

Distributions and dividends are reinvested in additional Fund shares unless you instruct the Transfer Agent to have your distributions and/or dividends paid by check mailed to the address of record or transferred through an Automated Clearing House to the bank of your choice.  If you elect to receive your dividends in cash and the dividend checks sent to you are returned “undeliverable” to the Fund or remain uncashed for six months, your cash election will automatically be changed and your future dividends will be reinvested.  No interest will accrue on amounts represented by uncashed dividend or redemption checks.

As required by federal law, detailed U.S. federal tax information will be furnished to each shareholder for each calendar year.

Taxation of the Funds

Each Fund intends to elect to be treated and qualify each year as a regulated investment company under Subchapter M of the Code.  Each Fund also intends to be treated as a separate entity for federal income tax purposes. Thus, the provisions of the Code applicable to regulated investment companies generally will apply separately to each Fund even though each Fund is a series of the Trust. Furthermore, each Fund will separately determine its income, gain, losses and expenses for federal income tax purposes. In order to qualify for the special tax treatment accorded regulated investment companies and their shareholders, each Fund must, among other things: (i) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies and net income derived from interests in “qualified publicly traded partnerships;” (ii) diversify its holdings so that at the end of each fiscal quarter, (a) at least 50% of the value of its total assets consists of cash and cash items (including receivables), U.S. government securities, securities of other regulated investment companies, and other securities limited generally, with respect to any one issuer, to no more than 5% of the value of a Fund’s total assets and 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of a Fund’s total assets is invested in (1) the securities (other than those of the U.S. government or other regulated investment companies) of any one issuer, (2) the securities (other than the securities of other regulated investment companies) of two or more issuers which a Fund controls and which are engaged in the same, similar or related trades or businesses, or (3) in the securities of one or more qualified publicly traded partnerships and (iii) distribute with respect to each taxable year an amount equal to or exceeding the sum of (a) 90% of its “investment company taxable income,” as that term is defined in the Code (which generally includes, among other things, dividends, taxable interest, and the excess of any net short-term capital gains over net long-term capital losses, as reduced by certain deductible expenses) without regard to the deduction for dividends paid, and (b) 90% of its tax-exempt interest income, net of expenses allocable thereto.  For purposes of meeting the diversification requirement described in (ii) above, in the case of each Fund’s investment in loan participations, the issuer may be the financial intermediary or the borrower. The requirements for qualification as a regulated investment company may significantly limit the extent to which each Fund may invest in some investments.

With respect to (i) above, the IRS may limit qualifying income from foreign currency gains to the amount of such currency gains that are directly related to a regulated investment company’s principal business of investing in stock or securities (or options and futures with respect thereto) pursuant to regulations that may be promulgated in the future.  For purposes of the 90% gross income requirement described in (i) above, income derived from a partnership will generally be treated as qualifying income only to the extent such income is attributable to items of income of the partnership which would be qualifying income if realized by the regulated investment company.  However, 100% of the net income derived from an interest in a qualified publicly traded partnership (defined as an entity taxed as a partnership (x) interests in which are traded on an established securities market or readily tradable on a secondary market or the substantial equivalent thereof and (y) that derives less than 90% of its income from the qualifying income described in (i) above) will be treated as qualifying income.  In addition, although in general the passive activity loss rules of the Code do not apply to regulated investment companies, such rules do apply to a regulated investment company with respect to items attributable to an interest in a qualified publicly traded partnership.  Finally, for purposes of (ii)(a) above, the term “outstanding voting securities of such issuer” will include the equity securities of a qualified publicly traded partnership.

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To the extent that it qualifies for treatment as a regulated investment company, a Fund will not be subject to U.S. federal income tax on income distributed to its shareholders in a timely manner in the form of dividends (including capital gain dividends, defined below).  In certain situations, a Fund can cure failures to meet the income and diversification tests described above, including, in some cases, by paying the Fund-level tax and, in the case of diversification failures, disposing of certain assets.  If a Fund were to fail to qualify as a regulated investment company accorded special tax treatment in any taxable year – for example, because it was not sufficiently diversified under the applicable Code tests – the Fund would be subject to tax on its taxable income at corporate rates, and all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, would be taxable to shareholders as ordinary income.  To qualify again to be taxed as a regulated investment company that is accorded special treatment in a subsequent year, a Fund could be required to pay substantial taxes, penalties and interest and make substantial distributions.  In addition, if a Fund fails to qualify as a regulated investment company for a period greater than two taxable years, the Fund may be required to recognize and pay tax on any net built-in gain (the excess of aggregate gain, including items of income, over aggregate loss that would have been realized if the Fund had been liquidated) or, alternatively, to be subject to taxation on such built-in gain recognized for a period of five years, in order to qualify as a regulated investment company in a subsequent year.

As a regulated investment company, each Fund generally will not be subject to U.S. federal income tax on its net capital gains (that is, any net long-term capital gains in excess of net short-term capital losses) properly reported by a Fund in a written statement to shareholders as capital gain dividends (“capital gain dividends”) and its investment company taxable income if any, that the Fund distributes to shareholders on a timely basis. Each Fund intends to distribute substantially all of its investment company taxable income and net capital gains, after offsetting any capital loss carryforwards, in a taxable year. If a Fund does retain any investment company taxable income, it will be subject to tax at regular corporate rates on the amount retained. However, a Fund may elect to have certain distributions paid after the close of a tax year treated as having been paid during the tax year for purposes of the regulated investment company distribution requirements and for purposes of determining its taxable income (“spill-over dividends”). Spill-over dividends are taxed to shareholders in the year in which they are received.

If a Fund retains any net capital gain, it will also be subject to tax at regular corporate rates on the amount retained, but may designate the retained amount as undistributed capital gains in a notice to its shareholders who (i) will be required to include in income for U.S. federal income tax purposes, as long-term capital gain, their shares of such undistributed amount, and (ii) will be entitled to credit their proportionate shares of the tax paid by the Fund on such undistributed amount against their U.S. federal income tax liabilities, if any.  For U.S. federal income tax purposes, the tax basis of shares owned by a shareholder of a Fund will be increased by an amount equal to the difference between the amount of undistributed capital gains included in the shareholder’s income and the tax deemed paid by the shareholder under clause (ii) of the preceding sentence.

Generally, the excess (if any) of a Fund’s net short-term capital loss over the net long-term capital loss for a taxable year will carry over as a short-term capital loss arising on the first day of the next tax year.  In addition, the excess (if any) of a Fund’s net long-term capital loss over the net short-term capital gain for the year will carry over as a long-term capital loss arising on the first day of the next tax year. Unused capital losses realized by a Fund during taxable years commencing after December 22, 2010 may be carried forward indefinitely until they can be used to offset capital gains. If future capital gains are offset by carried-forward capital losses, such future capital gains are not subject to Fund-level federal income tax, regardless of whether they are distributed to shareholders. However, future capital gains offset by carried-forward capital losses are generally subject to taxation as ordinary dividends to shareholders if distributed. Accordingly, the Funds do not expect to distribute any capital gains offset by carried-forward capital losses. The Funds cannot carry back or carry forward any net operating losses. As of the fiscal year ended September 30, 2018, the Clarkston Partners Fund, Clarkston Fund, and Clarkston Select Fund had no accumulated capital loss carryforwards. As of the fiscal year ended September 30, 2018, the Clarkston Founders Fund had not accumulated capital loss carryforwards.

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A regulated investment company may elect to treat any post-October capital loss (defined as the Fund’s net capital loss, net long-term capital loss, or net short-term capital loss, as applicable, in each case attributable to the portion of the taxable year after October 31) and late-year ordinary loss (generally, (i) net ordinary losses from the sale, exchange or other taxable disposition of property, attributable to the portion of the taxable year after October 31, plus (ii) other net ordinary losses attributable to the portion of the taxable year after December 31) as if incurred in the succeeding taxable year.

If a Fund fails to distribute in a calendar year at least an amount equal to the sum of 98% of its ordinary income for such year (taking into account certain deferrals and elections) and 98.2% of its net capital gain income for the one-year period ending on October 31 of such year, plus any retained amount for the prior year, the Fund will be subject to a non-deductible excise tax on the undistributed amounts.  For these purposes, ordinary gains and losses from the sale, exchange or other taxable disposition of property that would be properly taken into account after October 31 are treated as arising on January 1 of the following calendar year.  For purposes of the excise tax, a Fund will be treated as having distributed any amount on which it has been subject to corporate income tax in the taxable year ending within the calendar year.  A dividend paid to shareholders in January of a year generally is deemed to have been paid on December 31 of the preceding year, if the dividend is declared and payable to the shareholders of record on a date in October, November or December of that preceding year.

Each Fund intends to make distributions sufficient to avoid imposition of the excise tax, although there can be no assurance that it will be able to do so. Moreover, each Fund reserves the right to pay an excise tax rather than make an additional distribution when circumstances warrant (for example, the amount of excise tax to be paid is deemed de minimis by a Fund).

Equalization Accounting

Each Fund may use “equalization accounting” to determine the portion of its income and gains that has been distributed with respect to each taxable year. Under equalization accounting, a Fund would allocate a portion of its undistributed investment company taxable income and net capital gain to redemptions of Fund shares. This method would allow a Fund to reduce the amount of such income and gains that it distributes to non-redeeming shareholders, but would not reduce the total return on a shareholder’s investment. If the IRS determines that a Fund’s equalization method is improper and that the Fund has under-distributed its income and gain for any taxable year, the Fund may be liable for federal income and/or excise tax. Equalization accounting is not available for a Fund that is a personal holding company for federal income tax purposes.

Taxation of Fund Distributions

For U.S. federal income tax purposes, distributions of investment company taxable income are generally taxable as ordinary income to the extent of a Fund’s current or accumulated “earnings and profits.”  Taxes on distributions of capital gains are determined by how long a Fund owned the investments that generated them, rather than how long a shareholder has owned his or her shares.  Distributions of net capital gains from the sale of investments that a Fund owned for more than one year and that are properly designated by the Fund as capital gain dividends (i.e., “capital gain dividends”) will be taxable to Fund shareholders as long-term capital gains.  Generally, distributions of gains from the sale of investments that a Fund owned for one year or less will be taxable as ordinary income.  The maximum long-term capital gain rate applicable to individuals is generally 20%.

A Fund may designate certain dividends as derived from “qualified dividend income,” which, when received by an individual, will be taxed at a maximum federal income tax rate applicable to long-term capital gain (assuming certain holding period requirements are satisfied), which (for this purpose) is 20%.  Dividend income distributed to individual shareholders will qualify as “qualified dividend income” as that term is defined in section 1(h)(11)(B) of the Code to the extent such distributions are attributable to income from a Fund’s investments in common and preferred stock of U.S. companies and stock of certain qualified foreign corporations provided that certain holding period and other requirements are met by both the Fund and its shareholders.  If 95% or more of a Fund’s gross income (excluding net long-term capital gain over net short-term capital loss) constitutes qualified dividend income, all of its distributions (other than capital gain dividends) generally will be treated as qualified dividend income in the hands of individual shareholders, as long as they satisfy certain holding period requirements with respect to their Fund shares. If less than 95% of a Fund’s income is attributable to qualified dividend income, then only the portion of the Fund’s distributions that is attributable to qualified dividend income and designated as such in a timely manner will be so treated in the hands of individual shareholders. Portions of a Fund’s distributions may be derived from qualified dividend income.

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Distributions of earnings and gains are taxable to shareholders even if such distributions are paid from income or gains earned by a Fund before a shareholder invested in the Fund (and thus were included in the price the shareholder paid), and whether shareholders receive them in cash or reinvest them in additional shares (other than distributions, if any, reported by a Fund as “exempt-interest dividends,” a designation which the Fund generally does not expect to make).  Any gain resulting from the sale or exchange of Fund shares generally will be taxable as capital gains.  Distributions declared and payable by a Fund during October, November or December to shareholders of record on a date in any such month and paid by the Fund during the following January will be treated for U.S. federal tax purposes as paid by the Fund and received by shareholders on December 31st of the year in which declared rather than the calendar year in which they were received.

An additional 3.8% Medicare tax will be imposed on certain net investment income of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds certain amounts. Net investment income includes interest, dividends, royalties, rents, gross income from a trade or business involving passive activities, and net gain from disposition of property (other than property held in a non-passive trade or business). Net investment income also includes ordinary income and capital gain distributions received with respect to shares of a Fund and net gains from redemptions or other taxable dispositions of Fund shares. Net investment income is reduced by deductions properly allocable to such income.

Dividends received by corporate shareholders that are reported by a Fund in a written statement furnished to shareholders may qualify for a 50% dividends received deduction with respect to qualifying dividends received by a Fund from domestic corporations and with respect to that portion (if any) of interest paid or accrued on certain high yield discount obligations owned by the Fund that is treated as dividends, so long as (in either case) certain holding period requirements are met.

If a Fund makes a distribution in excess of its current and accumulated “earnings and profits” in any taxable year, the excess distribution will be treated as a return of capital to the extent of a shareholder’s tax basis in his or her shares, and thereafter as capital gain.  A return of capital is not taxable, but it reduces a shareholder’s basis in his or her shares, thus reducing any loss or increasing any gain on a subsequent taxable disposition by the shareholder of such shares.

Sale or Redemption of Shares

The sale or redemption of Fund shares may give rise to a gain or loss.  In general, any gain or loss realized upon a taxable disposition of Fund shares will be treated as long-term capital gain or loss if the shares have been held for more than one year.  Otherwise, the gain or loss on the taxable disposition of Fund shares will be treated as short-term capital gain or loss.  However, any loss realized upon a taxable disposition of shares held for six months or less will be treated as long-term, rather than short-term, to the extent of any long-term capital gain distributions received (or deemed received) by the shareholder with respect to the shares.  All or a portion of any loss realized upon a taxable disposition of Fund shares will be disallowed if other substantially identical shares of the same Fund or other substantially identical securities are purchased within 30 days before or after the disposition.  In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss. The deductibility of capital losses is subject to limitations.

Special Tax Considerations

The following discussion relates to the particular U.S. federal income tax consequences of the investment policies of the Funds.

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Non-U.S. Taxes

Investments in non-U.S. securities may cause a Fund to be liable to non-U.S. governments for taxes relating primarily to investment income or capital gains on non-U.S. securities in the Fund’s portfolio.  If at the close of its taxable year more than 50% of the value of a Fund’s total assets consists of securities of foreign corporations (including foreign governments), the Fund may make an election under the Code that would allow Fund shareholders who are U.S. persons or U.S. corporations to claim a foreign tax credit or deduction (but not both) on their U.S. income tax return for their pro rata portion of qualified taxes paid by that Fund to non-U.S. countries in respect of non-U.S. securities held at least a minimum period as specified in the Code.  If a Fund were eligible for and were to make the election, the amount of each shareholder’s distribution reported on the information returns filed by the Fund with the IRS must be increased by the amount of the shareholder’s portion of the Fund’s foreign tax paid.  A shareholder’s ability to claim all or a part of a foreign tax credit or deduction in respect of non-U.S. taxes paid by a Fund would also be subject to certain holding period and other limitations imposed by the Code.

If a Fund were to qualify as a “qualified fund of funds,” the Fund could be entitled to elect to pass-through its foreign tax credits without regard to the above described 50% requirement. For this purpose, the term “qualified fund of funds” means a regulated investment company if (at the close of each quarter of the taxable year) at least 50% of the value of its total assets is represented by interests in other regulated investment companies.

The Funds do not anticipate that they will be eligible for the elections discussed in this section.

Non-U.S. Currency Transactions

Transactions in non-U.S. currencies, non-U.S.-currency denominated debt obligations and certain non-U.S. currency options, future contracts, and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the non-U.S. currency concerned and may increase the amount and affect the timing and character of taxes payable by shareholders.  Certain of a Fund’s transactions, if any, in foreign currencies and foreign currency denominated instruments are likely to result in a difference between the Fund’s book income and taxable income.  This difference may cause a portion of the Fund’s income distributions to constitute a return of capital or capital gain for tax purposes or require the Fund to make distributions exceeding book income to avoid excise tax liability and to qualify as a regulated investment company, which may have the effect of accelerating taxable distributions to shareholders of the Fund.

Passive Foreign Investment Companies

A Fund may invest in stocks of foreign companies that may be classified under the Code as passive foreign investment companies (“PFICs”). In general, a foreign company is classified as a PFIC if at least one-half of its assets constitute investment-type assets or 75% or more of its gross income is investment-type income. When investing in PFIC securities, a Fund intends to mark-to-market these securities under certain provisions of the Code and recognize any unrealized gains as ordinary income at the end of the Fund’s fiscal and excise tax years. Deductions for losses are allowable only to the extent of any current or previously recognized gains. These gains (reduced by allowable losses) are treated as ordinary income that a Fund is required to distribute, even though it has not sold or received dividends from these securities. In addition, if a Fund is unable to identify an investment as a PFIC and thus does not make a mark-to-market election, the Fund may be subject to U.S. federal income tax and interest on a portion of any “excess distribution” or gain from the disposition of such shares even if such income is distributed as a taxable dividend by the Fund to its shareholders.

Alternatively, the Fund may elect to treat the PFIC as a “qualified electing fund” (a “QEF election”), in which case the Fund would be required to include its share of the company’s income and net capital gains annually, regardless of whether it receives distributions from the PFIC.  As with the mark-to-market election, these amounts would be taken into account by the Fund for purposes of satisfying the distribution requirement and the excise tax distribution requirement.  Under proposed Treasury Regulations issued by the IRS, earnings included in income under a QEF election would not be qualifying income for a regulated investment company unless such earnings are distributed in the taxable year in which they are earned. In order to make a QEF election, the Fund would be required to obtain certain annual information from the PFICs in which it invests, which may be difficult or impossible to obtain.  Dividends paid by PFICs or by foreign corporations that were PFICs in the year preceding the payment of the dividend will not be eligible to be treated as qualified dividend income.

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Options and Other Financial Products

A Fund’s investments in options, hedging transactions, forward contracts, swaps and certain other transactions will be subject to special tax rules (including mark-to-market, constructive sale, straddle, wash sale, short sale and other rules), the effect of which may be to accelerate income recognized by the Fund, defer the Fund’s losses, cause adjustments in the holding periods of the Fund’s securities, convert capital gain into ordinary income and convert short-term capital losses into long-term capital losses.  These rules could therefore affect the amount, timing and character of distributions to Fund shareholders.

Certain positions undertaken by a Fund may constitute “straddles” for U.S. federal income tax purposes.  The straddle rules may affect the character of gains or losses realized by a Fund.  Losses realized by a Fund that are part of a straddle may be deferred beyond the point in time that they are realized.  The straddle rules, if applicable, could increase the amount of short-term capital gain realized by a Fund, which is taxed as ordinary income when distributed to shareholders.  Certain tax elections that a Fund may make with respect to straddles could affect the character and timing of recognition of gains and losses.

A Fund may make short sales of securities. Short sales may increase the amount of short-term capital gains realized by the Fund, which is taxed as ordinary income to the shareholders when distributed. Short sales may also constitute part of “constructive sales,” which would result in taxable income before the short-sale positions are terminated.

Certain of a Fund’s hedging activities including its transactions in options and foreign currencies, are likely to result in a difference between the Fund’s book income and taxable income. This difference may cause a portion of the Fund’s income distributions to constitute a return of capital or capital gain for tax purposes or require the Fund to make distributions exceeding book income to avoid excise tax liability and to qualify as a regulated investment company, which may have the effect of accelerating taxable distributions to shareholders.

Rules governing the tax aspects of notional principal contracts in which a Fund may invest are not clear in various respects.  As a result, the IRS could challenge a Fund’s methods of accounting for U.S. federal income tax purposes for such contracts, and such a challenge could affect the status of a Fund as a regulated investment company.

When a Fund sells a put or call option, the premium received generally is not included in income at the time of receipt.  If the option expires, the premium is generally included in income of the Fund as short-term capital gain.  If the Fund enters into a closing transaction, the difference between the amount paid to close out its position and the premium received is generally short-term capital gain or loss.  If a call option written by a Fund is exercised, thereby requiring the Fund to sell the underlying security, the premium will increase the amount realized upon the sale of such security and any resulting gain or loss generally will be a capital gain or loss, and will be long-term or short-term depending upon the holding period of the security.  With respect to a put or call option that is purchased by a Fund, if the option is sold any resulting gain or loss generally will be a capital gain or loss, and will be long-term or short-term, depending upon the holding period of the option.  If the option expires, the resulting loss is a capital loss and is long-term or short-term, depending upon the holding period of the option.  If the option is exercised, the cost of the option, in the case of a call option, is added to the basis of the purchased security and in the case of a put option, reduces the amount realized on the underlying security in determining gain or loss.

Some of the Funds’ investments, such as certain option transactions, futures contract transactions, and forward foreign currency exchange contracts may be “section 1256 contracts.”  With certain exceptions, gains or losses attributable to section 1256 contracts generally are treated as sixty percent long-term capital gains or losses and forty percent short-term capital gains or losses (“60/40”).  Section 1256 contracts held by a Fund at the end of a taxable year (and, generally, for purposes of the excise tax, on October 31 of each year) are “marked-to market” with the result that unrealized gains or losses are treated as though they were realized and the resulting gain or loss is treated as 60/40 gain or loss.  Investors should consult their own tax advisers in this regard.

The application of certain requirements for qualification as a regulated investment company and the application of certain other federal income tax rules may be unclear in some respects in connection with investments in certain derivatives and other investments. As a result, a Fund may be required to limit the extent to which it invests in such investments and it is also possible that the IRS may not agree with the Fund’s treatment of such investments. In addition, the tax treatment of derivatives and certain other investments may be affected by future legislation, Treasury regulations and guidance issued by the IRS (which could apply retroactively) that could affect the timing, character and amount of a Fund’s income and gains and distributions to shareholders, affect whether the Fund has made sufficient distributions and otherwise satisfied the requirements to maintain its qualification as a regulated investment company and avoid federal income and excise taxes or limit the extent to which the Fund may invest in certain derivatives and other investments in the future.

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Securities Issued or Purchased at a Discount

A Fund’s investment in debt obligations issued at a discount and certain other obligations will (and investments in debt obligations purchased at a discount may) require that Fund to accrue and distribute income not yet received (and which may never be received). In addition, payment-in-kind securities will give rise to income which is required to be distributed even though the Fund does not receive an interest payment in cash on the security during the year. In order to generate sufficient cash to make the requisite distributions, an affected Fund may be required to sell securities in its portfolio that it otherwise would have continued to hold. An affected Fund may realize gains or losses from such sales. In the event a Fund realizes net capital gains from such transactions, its shareholders may receive a larger capital gain distribution than they would in the absence of such transactions.

Some debt obligations that are acquired by a Fund in the secondary market may be treated as having market discount. “Market discount” is generally the excess of the stated redemption price of the bond at maturity over the basis of the bond immediately after its acquisition by the taxpayer. Generally, any gain recognized on the disposition of a debt security having market discount is treated as ordinary income to the extent the gain does not exceed the “accrued market discount” on such debt security. Market discount generally accrues in equal daily installments. A Fund may make certain elections applicable to debt obligations having market discount, which could affect the character and timing of recognition of income for U.S. federal income tax purposes.

For financial accounting purposes, depending upon the type of instrument involved and its credit quality, both original issue discount and market discount may be recognized over the expected or contractual life of the instrument.  The Tax Cuts and Jobs Act enacted on December 22, 2017 (the “2017 Tax Act”) requires accrual-method taxpayers to recognize items of gross income for tax purposes in the year in which the taxpayer recognizes the income for financial accounting purposes. The IRS has said that it will not apply this provision to require the recognition of accrued market discount. However, it is possible that the 2017 Tax Act will accelerate the recognition by a Fund of original issue discount for income tax purposes.

High-Risk Securities

The Funds may invest in debt obligations that are in the lowest rating categories or are unrated. Investments in debt obligations that are at risk of or in default present special tax issues for the Funds. The application of the U.S. federal income tax rules with respect to these types of investments is complicated and will depend upon the application of the law to facts that may be unclear, which may result in uncertainty about the U.S. federal income tax treatment of these investments (e.g., such as when a Fund may cease to accrue interest, original issue discount or market discount, when and to what extent deductions may be taken for bad debts, or worthless securities and how payments received on obligations in default should be allocated between principal and income). These and other related issues will be addressed by a Fund if it invests in such securities in order to seek to ensure that the Fund distributes sufficient income to avoid becoming subject to U.S. federal income or excise tax.

Backup Withholding

Each Fund generally is required to withhold and remit to the U.S. Treasury a percentage of the taxable distributions and redemption proceeds paid to any individual shareholder who fails to properly furnish a Fund with a correct taxpayer identification number (TIN), who has under-reported dividend or interest income, or who fails to certify to a Fund that he or she is not subject to such withholding.  The backup withholding tax rate is 24% for tax years beginning after December 31, 2017 and before January 1, 2026.

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Backup withholding is not an additional tax. Amounts withheld under the backup withholding rules from a payment to a shareholder generally may be refunded or credited against the shareholder’s federal income tax liability, if any, provided that certain required information is timely furnished to the IRS. A shareholder who has not been notified by the IRS that the shareholder has failed to report interest or dividends may normally avoid backup withholding by furnishing a properly completed IRS Form W-9. If a shareholder fails to furnish a valid TIN upon request, the shareholder can be subject to IRS penalties.

Cost Basis Reporting

The Funds (or their administrative agents) must report to the IRS and furnish to fund shareholders the cost basis information for fund shares purchased on or after January 1, 2012, and redeemed, exchanged or otherwise sold on or after that date. For such shares, in addition to the requirement to report the gross proceeds from the sale of Fund shares, each Fund will also be required to report the cost basis information for such shares and indicate whether these shares had a short-term or long-term holding period. In the absence of an election by a shareholder to elect from certain cost basis methods which have been accepted by the IRS, a Fund will use its default cost basis method. The cost basis method elected or applied may generally not be changed after the settlement date of a sale of Fund shares. Fund shareholders should consult with their tax advisers concerning the most desirable IRS-accepted cost basis method for their tax situation and to obtain more information about how the new cost basis reporting law applies to them. A Fund will only be required to report gross proceeds from the sale of Fund shares acquired before January 1, 2012.

Investors should consult with their tax advisers regarding the U.S. federal, foreign, state and local tax consequences of an investment in a Fund.

Reportable Transactions

If a shareholder recognizes a loss with respect to Fund shares of $2 million or more for an individual shareholder, or $10 million or more for a corporate shareholder, in any single taxable year (or a greater amount over a combination of years), the shareholder must file with the IRS a disclosure statement on Form 8886.  Shareholders who own portfolio securities directly are in many cases excepted from this reporting requirement but, under current guidance, shareholders of regulated investment companies are not excepted.  A shareholder who fails to make the required disclosure to the IRS may be subject to substantial penalties.  The fact that a loss is reportable under these regulations does not affect the legal determination of whether or not the taxpayer’s treatment of the loss is proper.  Shareholders should consult with their tax advisers to determine the applicability of these regulations in light of their individual circumstances.

Foreign Accounts

Under the Foreign Account Tax Compliance Act (or “FATCA”), foreign financial institutions as defined by FATCA (“FFIs”) or non-financial foreign entities as defined by FATCA (“NFFEs”) that are shareholders of a Fund may be subject to a 30% withholding tax on: (1) income dividends paid by the Fund, and (2) certain capital gain distributions and the proceeds of a sale of Fund shares paid after December 31, 2018.  The FATCA withholding tax generally may be avoided: (a) by an FFI, if it reports certain direct and indirect ownership of foreign financial accounts held by U.S. persons with the FFI, and (b) by an NFFE, if it: (i) certifies that is has no substantial U.S. persons as owners or (ii) if it does have such owners, reporting information relating to them to the withholding agent (which may be the Fund).  The U.S. Treasury has negotiated intergovernmental agreements (each, an “IGA”) with certain countries and is in various stages of negotiations with other foreign countries with respect to one or more alternative approaches to implement FATCA.  An entity in one of those countries may be required to comply with the terms of an IGA and applicable local law instead of U.S. Treasury regulations.

An FFI can avoid FATCA withholding by becoming a “participating FFI,” which requires the FFI to enter into a tax compliance agreement with the IRS under section 1471(b) of the Code under which it agrees to verify, report and disclose certain of its U.S. accountholders and provided that such entity meets certain other specified requirements.  The FFI will report to the IRS, or, depending on the FFI’s country of residence, to the government of that country (pursuant to the terms and conditions of an applicable IGA and applicable law), which will, in turn, report to the IRS.  An FFI that is resident in a country that has entered into an IGA with the U.S. to implement FATCA will be exempt from FATCA withholding provided that the FFI shareholder and the applicable foreign government comply with the terms of such agreement.

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An NFFE that is the beneficial owner of a payment from a Fund can avoid FATCA withholding generally by certifying that it does not have any substantial U.S. owners or by providing the name, address and taxpayer identification number of each substantial U.S. owner.  The NFFE will report to the Fund or other applicable withholding agent, which will, in turn, report information to the IRS.

Such foreign shareholders also may fall into certain exempt, excepted or deemed compliant categories as established by U.S. Treasury regulations, IGAs, and other guidance regarding FATCA.  An FFI or NFFE that invests in a Fund will need to provide the Fund with documentation properly certifying the entity’s status under FATCA in order to avoid FATCA withholding.  The requirements imposed by FATCA are different from, and in addition to, the U.S. certification rules to avoid backup withholding described above.

Other Tax Matters

Special tax rules apply to investments through defined contribution plans and other tax-qualified plans, as well as investments by other tax-exempt investors.  Shareholders should consult their tax adviser to determine the suitability of shares of a Fund as an investment through such plans or by other tax-exempt investors and the precise effect that investment in a Fund would have on their particular tax situation.

The foregoing discussion relates solely to U.S. federal income tax law.  Dividends and distributions also may be subject to state and local taxes.  Shareholders are urged to consult their tax advisers regarding specific questions as to U.S. federal, state, local and, where applicable, foreign taxes.  Foreign investors should consult their tax advisers concerning the U.S. federal income tax consequences of ownership of shares of a Fund, including the certification and filing requirements imposed on foreign investors in order to qualify for exemption from the backup withholding tax rates (or a reduced rate of withholding provided by treaty and the potential applicability of the U.S. estate tax).

The foregoing is a general and abbreviated summary of the applicable provisions of the Code and related regulations currently in effect.  For the complete provisions, reference should be made to the pertinent Code sections and regulations.  The Code and regulations are subject to change by legislative or administrative actions.

The 2017 Tax Act

The 2017 Tax Act substantially altered the U.S. federal income tax rules for the taxation of individuals and corporations, generally effective for taxable years beginning after December 31, 2017. Certain specific provisions of the 2017 Tax Act are described in the relevant portions of this SAI. The 2017 Tax Act also makes numerous changes to the tax rules that do not affect regulated investment companies directly but may affect shareholders and may indirectly affect the Funds. Among many other tax changes introduced by the Act, the Act changes marginal income tax rates applicable to individuals and other taxpayers. Most of the changes applicable to individuals are temporary and apply only to taxable years beginning after December 31, 2017 and before January 1, 2026. The 2017 Tax Act does not change the maximum federal income tax rates that apply to long-term capital gains recognized by noncorporate taxpayers. The 2017 Tax Act also establishes a deduction of up to 20% for qualified business income from certain pass-through businesses, including publicly traded partnerships. Under current law, this deduction will not be available for income from regulated investment companies, including the Funds.

DESCRIPTION OF THE TRUST

The Trust was organized as a Delaware business trust on January 12, 2012 and consists of multiple separate portfolios or series.  The Board may establish additional series in the future.  The capitalization of the Trust consists solely of an unlimited number of shares of beneficial interest with no par value.

The Trust is anticipated to consist of multiple separate portfolios or series.  When certain matters affect one fund but not another, the shareholders would vote as a fund regarding such matters.  Subject to the foregoing, on any matter submitted to a vote of shareholders, all shares then entitled to vote will be voted separately by the fund unless otherwise required by the 1940 Act, in which case all shares will be voted in the aggregate.  For example, a change in a fund’s fundamental investment policies would be voted upon only by shareholders of the fund.  Additionally, approvals of Investment Advisory Contracts are matters to be determined separately by the fund.

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Approval by the shareholders of one fund is effective as to that fund whether or not sufficient votes are received from the shareholders of the other fund to approve the proposal as to that fund.  The term “majority,” when referring to approvals to be obtained from shareholders of a fund means the vote of the lesser of (i) 67% of the shares of the fund or class represented at a meeting if the holder of more than 50% of the outstanding shares of the fund or class are present in person or by proxy, or (ii) more than 50% of the outstanding shares of the fund.  The term “majority,” when referring to the approvals to be obtained from shareholders of the Trust as a whole means the vote of the lesser of (i) 67% of the Trust’s shares represented at a meeting if the holders of more than 50% of the Trust’s outstanding shares are present in person or proxy, or (ii) more than 50% of the Trust’s outstanding shares.  Shareholders are entitled to one vote for each full share held and fractional votes for fractional shares held.

The Trust is not required to hold regular annual meetings of a fund’s shareholders and does not intend to do so.  However, the Trust undertakes to hold a special meeting of its shareholders if the purpose of voting on the question of removal of a director or trustees is requested in writing by the holders of at least 10% of the Trust’s outstanding voting securities, and to assist in communicating with other shareholders as required by Section 16(c) of the 1940 Act.  The Declaration of Trust provides that the holders of not less than two-thirds of the outstanding shares of the Trust may remove a person serving as Trustee either by declaration in writing or at a meeting called for such purpose.

Each share of a Fund represents an equal proportional interest in the fund with each other share and is entitled to such dividends and distributions out of the income earned on the assets belonging to a Fund as are declared in the discretion of the Trustees.  In the event of the liquidation or dissolution of the Trust, shareholders of a Fund are entitled to receive the assets attributable to the Fund that are available for distribution, and a distribution of any general assets of the Trust not attributable to the Fund that are available for distribution in such manner and on such basis as the Trustees in their sole discretion may determine.

Shareholders are not entitled to any preemptive rights.  All shares, when issued, will be fully paid and non-assessable by the Trust.

Under Delaware law, shareholders could, under certain circumstances, be held personally liable for the obligations of a series of the Trust but only to the extent of the shareholder’s investment in such series.  However, the Declaration of Trust disclaims liability of the shareholders, Trustees or officers of the Trust for acts or obligations of the Trust, which are binding only on the assets and property of each series of the Trust and requires that notice of the disclaimer be given in each contract or obligations entered into or executed by the Trust or the Trustees.  The risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Trust itself would be unable to meet its obligations and should be considered remote and is limited to the amount of the shareholder’s investment in the Fund.

OTHER INFORMATION ABOUT THE FUNDS

Custodian.  MUFG Union Bank, N.A., located at 350 California Street, 6th Floor, San Francisco, California 94104, serves as the custodian for the Funds.  As such, the Custodian holds in safekeeping certificated securities and cash belonging to the Funds and, in such capacity, is the registered owner of securities in book-entry form belonging to the Funds.  Upon instruction, the Custodian receives and delivers cash and securities of the Funds in connection with Fund transactions and collects all dividends and other distributions made with respect to Fund portfolio securities.  The Custodian also maintains certain accounts and records of the Funds.  Sub-custodians provide custodial services for any foreign assets held outside of the United States.

Transfer Agent. ALPS, pursuant to a Transfer Agency and Service Agreement, serves as transfer agent for the Funds.  As Transfer Agent, ALPS has, among other things, agreed to (i) issue and redeem shares of the Funds; (ii) make dividend and other distributions to shareholders of the Funds; (iii) effect transfers of shares; (iv) mail communications to shareholders of the Funds, including account statements, confirmations, and dividend and distribution notices; (v) facilitate the electronic delivery of shareholder statements and reports and (vi) maintain shareholder accounts.  Under the Transfer Agency and Service Agreement, ALPS receives from the Trust on behalf of the Funds an annual minimum fee and a fee based upon the number of shareholder accounts and is also reimbursed for out-of-pocket expenses.  As described above, ALPS is an affiliate of the Distributor.

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Independent Registered Public Accounting Firm.  Cohen & Company, Ltd. (“Cohen”) serves as the Trust’s independent registered public accounting firm.  Cohen provides audit services, tax return review and assistance.  Cohen is located at 1350 Euclid Ave., Suite 800, Cleveland, Ohio 44115.

Counsel.  Davis Graham & Stubbs LLP serves as counsel to the Trust and is located at 1550 17th Street, Suite 500, Denver, Colorado 80202. Thompson Hine LLP serves as counsel to the Independent Trustees and is located at 41 South High Street, Columbus, Ohio 43215.

PERFORMANCE INFORMATION

Yield and Total Return.  A Fund may from time to time include the yield and/or total return of its shares in advertisements or information in advertisements or information furnished to present or prospective shareholders.

A Fund’s yield will vary from time to time depending upon market conditions, the composition of its portfolios and operating expenses of the Trust allocated to the Fund.  These factors, possible differences in the methods used in calculating yield, and the tax-exempt status of distributions, should be considered when comparing a Fund’s yield to yields published for other investment companies and other investment vehicles.  Yield should also be considered relative to changes in the value of a Fund’s shares and to the relative risks associated with the investment objectives and policies of a Fund.

At any time in the future, yields and total return may be higher or lower than past yields and there can be no assurance that any historical results will continue.

Investors in a Fund are specifically advised that share prices, expressed as the net asset value per share, will vary just as yield will vary.  An investor’s focus on the yield of a Fund to the exclusion of the consideration of the share price of the Fund may result in the investor’s misunderstanding the total return he or she may derive from the Fund.

FINANCIAL STATEMENTS

The audited financial statements of the Clarkston Funds for the fiscal year ended September 30, 2018, and the report of Cohen, the Funds’ independent registered public accounting firm, are incorporated herein by reference to the Funds’ Annual Report for the fiscal year ended September 30, 2018. The Annual Report was filed on Form N-CSR with the SEC on December 10, 2018. The Annual Report is available at no charge by writing or telephoning the Fund at the address or number on the front page of this Statement of Additional Information.

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APPENDIX A

DESCRIPTION OF SECURITIES RATINGS

A Fund may make use of average portfolio credit quality standards to assist institutional investors whose own investment guidelines limit their investments accordingly.  In determining a Fund’s overall dollar-weighted average quality, unrated securities are treated as if rated, based on the adviser’s view of their comparability to rated securities.  A Fund’s use of average quality criteria is intended to be a guide for those investors whose investment guidelines require that assets be invested according to comparable criteria.  Reference to an overall average quality rating for a Fund does not mean that all securities held by the Fund will be rated in that category or higher.  A Fund’s investments may range in quality from securities rated in the lowest category in which the Fund is permitted to invest to securities rated in the highest category (as rated by Moody’s, S&P or Fitch or, if unrated, determined by the adviser to be of comparable quality).  The percentage of a Fund’s assets invested in securities in a particular rating category will vary.  Following is a description of Moody’s, S&P’s and Fitch’s ratings applicable to fixed-income securities.

Moody’s Investors Service, Inc.

Corporate and Municipal Bond Ratings

Aaa:  Bonds which are rated Aaa are judged to be of the best quality.  They carry the smallest degree of investment risk and are generally referred to as “gilt edge.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure.  While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa:  Bonds which are rated Aa are judged to be of high quality by all standards.  Together with the Aaa group they comprise what are generally known as high-grade bonds.  They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long-term risks appear somewhat larger than with Aaa securities.

A:  Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations.  Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment sometime in the future.

Baa:  Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured), interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time.  Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

 Ba:  Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured.  Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future.  Uncertainty of position characterizes bonds in this class.

B:  Bonds which are rated B generally lack characteristics of a desirable investment.  Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa:  Bonds which are rated Caa are of poor standing.  Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca:  Bonds which are rated Ca represent obligations which are speculative in a high degree.  Such issues are often in default or have other marked shortcomings.

C:  Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Moody’s bond ratings, where specified, are applicable to financial contracts, senior bank obligations and insurance company senior policyholder and claims obligations with an original maturity in excess of one year.  Obligations relying upon support mechanisms such as letter-of-credit and bonds of indemnity are excluded unless explicitly rated.  Obligations of a branch of a bank are considered to be domiciled in the country in which the branch is located.

A-1

Unless noted as an exception, Moody’s rating on a bank’s ability to repay senior obligations extends only to branches located in countries which carry a Moody’s Sovereign Rating for Bank Deposits.  Such branch obligations are rated at the lower of the bank’s rating or Moody’s Sovereign Rating for the Bank Deposits for the country in which the branch is located.  When the currency in which an obligation is denominated is not the same as the currency of the country in which the obligation is domiciled, Moody’s ratings do not incorporate an opinion as to whether payment of the obligation will be affected by the actions of the government controlling the currency of denomination.  In addition, risk associated with bilateral conflicts between an investor’s home country and cither the issuer’s home country or the country where an issuer branch is located are not incorporated into Moody’s ratings.

Moody’s makes no representation that rated bank obligations or insurance company obligations are exempt from registration under the Securities Act or issued in conformity with any other applicable law or regulation.  Nor does Moody’s represent that any specific bank or insurance company obligation is legally enforceable or a valid senior obligation of a rated issuer.

Moody’s applies numerical modifiers, 1, 2, and 3 in each generic rating classified from Aa through Caa in its corporate bond rating system.  The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

Corporate Short-Term Debt Ratings

Moody’s short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations.  These obligations have an original maturity not exceeding one year, unless explicitly noted.

Moody’s employs the following three designations, all judged to be investment-grade, to indicate the relative repayment ability of rated issuers:

PRIME-1:  Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations.  Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries; high rates of return on funds employed: conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.

PRIME-2:  Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations.  This will normally be evidenced by many of the characteristics cited above but to a lesser degree.  Earnings trends and coverage ratios, while sound, may be more subject to variation.  Capitalization characteristics, while still appropriate, may be more affected by external conditions.  Ample alternate liquidity is maintained.

PRIME-3:  Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations.  The effect of industry characteristics and market compositions may be more pronounced.  Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage.  Adequate alternate liquidity is maintained.

NOT PRIME:  Issuers rated Not Prime do not fall within any of the Prime rating categories.

A-2

Standard & Poor’s Ratings Services

Issue Credit Rating Definitions

A Standard & Poor’s issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium term note programs and commercial paper programs).  It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated.  The issue credit rating is not a recommendation to purchase, sell, or hold a financial obligation, inasmuch as it does not comment as to market price or suitability for a particular investor.

Issue credit ratings are based on current information furnished by the obligors or obtained by Standard & Poor’s from other sources it considers reliable.  Standard & Poor’s does not perform an audit in connection with any credit rating and may, on occasion, rely on unaudited financial information.  Credit ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

Issue credit ratings can be either long-term or short-term.  Short-term ratings are generally assigned to those obligations considered short term in the relevant market.  In the U.S., for example, that means obligations with an original maturity of no more than 365 days, including commercial paper.  Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations.  The result is a dual rating, in which the short-term rating addresses the put feature, in addition to the usual long-term rating.  Medium-term notes are assigned long-term ratings.

Issue credit ratings are based, in varying degrees, on the following considerations: likelihood of payment - capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation: nature of and provisions of the obligation; protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

The issue rating definitions are expressed in terms of default risk.  As such, they pertain to senior obligations of an entity.  Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above.  (Such differentiation applies when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)  Accordingly, in the case of junior debt the rating may not conform exactly with the category definition.

Corporate and Municipal Bond Ratings

Investment-grade

AAA:  An obligation rated AAA has the highest rating assigned by Standard & Poor’s.  The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA:  An obligation rated ‘AA’ differs from the highest rated obligations only in small degree.  The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A:  An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories.  However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB:  An obligation rated ‘BBS’ exhibits adequate protection parameters.  However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

A-3

Speculative Grade

Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’ and ‘C’ are regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal.  BB indicates the least degree of speculation and C the highest.  While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.

BB:  An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues.  However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B:  An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitment on the obligation.  Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC:  An obligation rated ‘CCC’ is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.  In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC:  An obligation rated ‘CC’ is currently highly vulnerable to nonpayment.

C:  A subordinated debt or preferred stock obligation rated ‘C’ is currently highly vulnerable to nonpayment.  The ‘C’ rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued.  A ‘C’ also will be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.

D:  An obligation rated ‘D’ is in payment default.  The ‘D’ rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period.  The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Plus (+) or Minus (–):  The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Provisional ratings:  The letter “p” indicates that the rating is provisional.  A provisional rating assumes the successful completion of the project being financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project.  This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of, such completion.  The investor should exercise his own judgment with respect to such likelihood and risk.

r:  This symbol is attached to the ratings of instruments with significant noncredit risks.  It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating.  Examples include: obligations linked or indexed to equities, currencies, or commodities; obligations exposed to severe prepayment risk - such as interest-only or principal-only mortgage securities; and obligations with unusually risky interest terms, such as inverse floaters.

The absence of an “r” symbol should not be taken as an indication that an obligation will exhibit no volatility or variability in total return.

N.R.:  This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor’s does not rate a particular obligation as a matter of policy.

Debt obligations of issuers outside the United States and its territories are rated on the same basis as domestic corporate and municipal issues.  The ratings measure the creditworthiness of the obligor but do not take into account currency exchange and related uncertainties.

A-4

Commercial Paper Rating Definitions

A Standard & Poor’s commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days.  Ratings are graded into several categories, ranging from A for the highest quality obligations to D for the lowest.  These categories are as follows:

A-1:  A short-term obligation rated ‘A-1’ is rated in the highest category by Standard & Poor’s.  The obligor’s capacity to meet its financial commitment on the obligation is strong.  Within this category, certain obligations are designated with a plus sign (+).  This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2:  A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories.  However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3:  A short-term obligation rated ‘A-3’ exhibits adequate protection parameters.  However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B:  A short-term obligation rated ‘B’ is regarded as having significant speculative characteristics.  The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

C:  A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D:  A short-term obligation rated ‘D’ is in payment default.  The ‘D’ rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period.  The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

A commercial paper rating is not a recommendation to purchase, sell or hold a security inasmuch as it does not comment as to market price or suitability for a particular investor.  The ratings are based on current information furnished to Standard & Poor’s by the issuer or obtained from other sources it considers reliable.  Standard & Poor’s does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information.  The ratings may be changed, suspended, or withdrawn as a result of changes in or unavailability of such information.

Fitch Investor Services, Inc.

Credit Ratings

Fitch’s credit ratings provide an opinion on the relative ability of an entity to meet financial commitments, such as interest, preferred dividends, repayment of principal, insurance claims or counterparty obligations.  Credit ratings are used by investors as indications of the likelihood of receiving their money back in accordance with the terms on which they invested.  Fitch’s credit ratings cover the global spectrum of corporate, sovereign (including supranational and sub-national), financial, bank, insurance, municipal and other public finance entities and the securities or other obligations they issue, as well as structured finance securities backed by receivables or other financial assets.

The use of credit ratings defines their function: “investment grade” ratings (international Long-term ‘AAA’ to ‘BBB-’ categories; Short-term ‘F1’ to ‘F3’) indicate relatively low to moderate credit risk, while those in the “speculative” or “non-investment grade” categories (international Long-term ‘BB+’ to ‘D’; Short-term ‘B’ to ‘D’) either signal a higher level of credit risk or that a default has already occurred.  Credit ratings express risk in relative rank order, which is to say they are ordinal measures of credit risk and are not predictive of a specific frequency of default or loss.

A-5

Depending on their application, credit ratings address benchmark measures of probability of default as well relative expectations of loss given default.  For example, issuers are typically assigned Issuer Default Ratings that are relative measures of default probability.  Similarly, short-term credit ratings give primary consideration to the likelihood that obligations will be met on a timely basis.  Securities, however, are rated taking into consideration probability of default and loss given default.  As a result, for entities such as corporations, security ratings may be rated higher, lower or the same as the issuer rating to reflect expectations of the security’s relative recovery prospects, as well as differences in ability and willingness to pay.  While recovery analysis plays an important role throughout the ratings scale, it becomes a more critical consideration for below investment-grade securities and obligations, particularly at the lower end of the non-investment-grade ratings scale where Fitch often publishes actual Recovery Ratings that are complementary to the credit ratings.

Structured finance ratings typically are assigned to each individual security or tranche in a transaction, and not to an issuer.  Each structured finance tranche is rated on the basis of various stress scenarios in combination with its relative seniority, prioritization of cash flows and other structural mechanisms.

International Long-Term Credit Ratings

International Long-Term Credit Ratings (LTCR) may also be referred to as Long-Term Ratings.  When assigned to most issuers, it is used as a benchmark measure of probability of default and is formally described as an Issuer Default Rating (IDR).  The major exception is within Public Finance, where IDRs will not be assigned as market convention has always focused on timeliness and does not draw analytical distinctions between issuers and their underlying obligations.  When applied to issues or securities, the LTCR may be higher or lower than the issuer rating (IDR) to reflect relative differences in recovery expectations.

The following rating scale applies to foreign currency and local currency ratings:

Investment Grade

AAA

Highest credit quality.  ‘AAA’ ratings denote the lowest expectation of credit risk.  They are assigned only in case of exceptionally strong capacity for payment of financial commitments.  This capacity is highly unlikely to be adversely affected by foreseeable events.

AA

Very high credit quality.  ‘AA’ ratings denote expectations of very low credit risk.  They indicate very strong capacity for payment of financial commitments.  This capacity is not significantly vulnerable to foreseeable events.

A

High credit quality.  ‘A’ ratings denote expectations of low credit risk.  The capacity for payment of financial commitments is considered strong.  This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB

Good credit quality.  ‘BBB’ ratings indicate that there is currently expectations of low credit risk.  The capacity for payment of financial commitments is considered adequate but adverse changes in circumstances and economic conditions are more likely to impair this capacity.  This is the lowest investment grade category.

A-6

Speculative Grade

BB

Speculative

‘BB’ ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met.  Securities rated in this category are not investment grade.

B

Highly speculative

For issuers and performing obligations, ‘B’ ratings indicate that significant credit risk is present, but a limited margin of safety remains.  Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

For individual obligations, may indicate distressed or defaulted obligations with potential for extremely high recoveries.  Such obligations would possess a Recovery Rating of ‘R1’ (outstanding).

CCC

For issuers and performing obligations, default is a real possibility.  Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic conditions.

For individual obligations, may indicate distressed or defaulted obligations with potential for average to superior levels of recovery.  Differences in credit quality may be denoted by plus/minus distinctions.  Such obligations typically would possess a Recovery Rating of ‘R2’ (superior), or ‘R3’ (good) or ‘R4’ (average).

CC

For issuers and performing obligations, default of some kind appears probable.

For individual obligations, may indicate distressed or defaulted obligations with a Recovery Rating of ‘R4’ (average) or ‘R5’ (below average).

C

For issuers and performing obligations, default is imminent.

For individual obligations, may indicate distressed or defaulted obligations with potential for below-average to poor recoveries.  Such obligations would possess a Recovery Rating of ‘R6’ (poor).

RD

Indicates an entity that has failed to make due payments (within the applicable grace period) on some but not all material financial obligations, but continues to honor other classes of obligations.

D

Indicates an entity or sovereign that has defaulted on all of its financial obligations.  Default generally is defined as one of the following:

A-7

●	failure of an obligor to make timely payment of principal and/or interest under the contractual terms of any financial obligation;

●	the bankruptcy filings, administration, receivership, liquidation or other winding-up or cessation of business of an obligor; or

●	the distressed or other coercive exchange of an obligation, where creditors were offered securities with diminished structural or economic terms compared with the existing obligation.

Default ratings are not assigned prospectively; within this context, non-payment on an instrument that contains a deferral feature or grace period will not be considered a default until after the expiration of the deferral or grace period.

Issuers will be rated ‘D’ upon a default.  Defaulted and distressed obligations typically are rated along the continuum of ‘C’ to ‘B’ ratings categories, depending upon their recovery prospects and other relevant characteristics.  Additionally, in structured finance transactions, where analysis indicates that an instrument is irrevocably impaired such that it is not expected to meet pay interest and or principal in full in accordance with the terms of the obligation’s documentation during the life of the transaction, but where no payment default in accordance with the terms of the documentation is imminent, the obligation may be rated in the ‘B’ or ‘CCC-C’ categories.

Default is determined by reference to the terms of the obligations’ documentation.  Fitch will assign default ratings where it has reasonably determined that payment has not been made on a material obligation in accordance with the requirements of the obligation’s documentation, or where it believes that default ratings consistent with Fitch’s published definition of default are the most appropriate ratings to assign.

International Short-Term Credit Ratings

The following ratings scale applies to foreign currency and local currency ratings.  A Short-term rating has a time horizon of less than 13 months for most obligations, or up to three years for US public finance, in line with industry standards, to reflect unique risk characteristics of bond, tax, and revenue anticipation notes that are commonly issued with terms up to three years.  Short-term ratings thus place greater emphasis on the liquidity necessary to meet financial commitments in a timely manner.

F1

Highest credit quality.  Indicates the strongest capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F2

Good credit quality.  A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F3

Fair credit quality.  The capacity for timely payment of financial commitments is adequate; however, near term adverse changes could result in a reduction to non-investment grade.

B

Speculative.  Minimal capacity for timely payment of financial commitments, plus vulnerability to near term adverse changes in financial and economic conditions.

A-8

C

High default risk.  Default is a real possibility.  Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

RD

Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other obligations.

D

Indicates an entity or sovereign that has defaulted on all of its financial obligations.

Notes to International Long-Term and Short-Term ratings:

The modifiers “+” or “–” may be appended to a rating to denote relative status within major rating categories.  Such suffixes are not added to the ‘AAA’ Long-term rating category, to categories below ‘CCC’ or to Short-term ratings other than ‘Fl’.  (The +/– modifiers are only used to denote issues within the CCC category, whereas issuers are only rated CCC without the use of modifiers.)

Rating Watch:  Ratings are placed on Rating Watch to notify investors that there is a reasonable probability of a rating change and the likely direction of such change.  These are designated as “Positive,” indicating a potential upgrade, “Negative,” for a potential downgrade, or “Evolving,” if ratings may be raised, lowered or maintained.  Rating Watch is typically resolved over a relatively short period.

Rating Outlook:  An Outlook indicates the direction a rating is likely to move over a one to two-year period.  Outlooks may be positive, stable or negative.  A positive or negative Rating Outlook does not imply a rating change is inevitable.  Similarly, ratings for which outlooks are “stable” could be upgraded or downgraded before an outlook moves to positive or negative if circumstances warrant such an action.  Occasionally, Fitch Ratings may be unable to identify the fundamental trend.  In these cases, the Rating Outlook may be described as evolving.

Program ratings (such as the those assigned to MTN shelf registrations) relate only to standard issues made under the program concerned: it should not be assumed that these ratings apply to every issue made under the program.  In particular, in the case of non-standard issues, i.e. those that are linked to the credit of a third party or linked to the performance of an index, ratings of these issues may deviate from the applicable program rating.

Variable rate demand obligations and other securities which contain a short-term “put” or other similar demand feature will have a dual rating, such as AAA/F1+.  The first rating reflects the ability to meet long-term principal and interest payments, whereas the second rating reflects the ability to honor the demand feature in full and on time.

Interest Only

Interest Only ratings are assigned to interest strips.  These ratings do not address the possibility that a security holder might fail to recover some or all of its initial investment due to voluntary or involuntary principal repayments.

Principal Only

Principal Only ratings address the likelihood that a security holder will receive their initial principal investment either before or by the scheduled maturity date.

Rate of Return

Ratings also may be assigned to gauge the likelihood of an investor receiving a certain predetermined internal rate of return without regard to the precise timing of any cash flows.

A-9

‘PIF’

Paid-in-Full:  denotes a security that is paid-in-full, matured, called, or refinanced.

‘NR’ indicates that Fitch Ratings does not rate the issuer or issue in question.

‘Withdrawn’:  A rating is withdrawn when Fitch Ratings deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced, or for any other reason Fitch Ratings deems sufficient.

A-10

APPENDIX B

ALPS SERIES TRUST

PROXY VOTING POLICIES AND PROCEDURES

The Trust has adopted a Proxy Voting Policy used to determine how the Funds vote proxies relating to their portfolio securities.  Under the Trust’s Proxy Voting Policy, the Fund has, subject to the oversight of the Trust’s Board, delegated to the Adviser the following duties: (1) to make the proxy voting decisions for the Funds, subject to the exceptions described below; and (2) to assist the Funds in disclosing their respective proxy voting record as required by Rule 30b1-4 under the 1940 Act.

In cases where a matter with respect to which the Fund was entitled to vote presents a conflict between the interest of the Fund’s shareholders, on the one hand, and those of the Fund’s investment adviser, principal underwriter or an affiliated person of the Fund, its investment adviser, or principal underwriter, on the other hand, the Fund shall always vote in the best interest of the Fund’s shareholders.  For purposes of this Policy, a vote shall be considered in the best interest of the Fund’s shareholders when a vote is cast consistent with a specific voting policy as set forth in the Adviser’s Proxy Voting Policy (described below), provided such specific voting policy was approved by the Board.

The Fund CCO shall ensure that the Adviser has adopted a Proxy Voting Policy, which it uses to vote proxies for its clients, including the Funds.

General

The Trust and the Funds believe that the voting of proxies is an important part of portfolio management as it represents an opportunity for shareholders to make their voices heard and to influence the direction of a company.  The Trust and the Funds are committed to voting corporate proxies in the manner that best serves the interests of the Fund’s shareholders.

Delegation to the Adviser

The Trust believes that the Adviser is in the best position to make individual voting decisions for the Funds consistent with this Policy.  Therefore, subject to the oversight of the Board, the Adviser is hereby delegated the following duties:

(1)          to make the proxy voting decisions for the Funds, in accordance with the Adviser’s Proxy Voting Policy, except as provided herein; and

(2)          to assist the Funds in disclosing their respective proxy voting record as required by Rule 30b1-4 under the 1940 Act, including providing the following information for each matter with respect to which the Funds are entitled to vote: (a) information identifying the matter voted on; (b) whether the matter was proposed by the issuer or by a security holder; (c) whether and how the Fund cast its vote; and (d) whether the Fund cast its vote for or against management.

The Board, including a majority of the independent trustees of the Board, must approve the Adviser’s Proxy Voting and Disclosure Policy (the “Adviser Voting Policy”) as it relates to the Funds.  The Board must also approve any material changes to the Adviser Voting Policy no later than six (6) months after adoption by the Adviser.

Conflicts

In cases where a matter with respect to which the Fund was entitled to vote presents a conflict between the interest of the Fund’s shareholders, on the one hand, and those of the Fund’s investment adviser, principal underwriter, or an affiliated person of the Fund, its investment adviser, or principal underwriter, on the other hand, the Fund shall always vote in the best interest of the Fund’s shareholders.  For purposes of this Policy, a vote shall be considered in the best interest of the Fund’s shareholders when a vote is cast consistent with the specific voting policy as set forth in the Adviser Voting Policy, provided such specific voting policy was approved by the Board.

B-1

CLARKSTON CAPITAL PARTNERS, LLC

SUMMARY OF PROXY VOTING POLICIES

The Adviser follows the policies and procedures described below to vote proxies relating to portfolio securities held in the Funds. The Adviser recognizes its fiduciary responsibility to vote proxies solely in a Fund’s best interests. The Adviser has adopted a Proxy Voting Policy as a means reasonably designed to ensure that the Adviser votes any shares owned by its clients that have delegated discretionary proxy voting authority to the Adviser prudently and solely in the best interest of the clients considering all relevant factors and without undue influence from individuals or groups who may have an economic interest in the outcome of a proxy vote.

The Adviser has retained Broadridge Investor Communication Solutions, Inc. (“Broadridge”) to provide proxy voting agent services. Broadridge is responsible for ensuring that all proxy ballots received for securities held in the Funds’ portfolios are submitted in a timely manner. As part of its arrangement with Broadridge, the Adviser utilizes Egan-Jones Proxy Services (“Egan-Jones”), a third-party research provider, to provide a recommendation as to how to vote on each issue based on the individual facts and circumstances of the proxy issue and Egan-Jones’ application of its research findings to its Proxy Voting Principles and Guidelines.

Absent a determination to override the recommendation of Egan-Jones or a Fund’s directive to vote proxies in a certain manner, Fund proxies will be voted in accordance with the applicable Egan-Jones guidelines and recommendations pertaining to each Fund. In certain instances, the Adviser has determined that the nature of the issues raised by the proxy proposal together with the costs of reviewing the Egan-Jones recommendations with respect to a particular security and the limited influence that the aggregate vote of the Adviser is likely to have on the outcome of the vote outweigh the potential benefits to clients from the Adviser’s review of Egan-Jones advice and recommendations. In such instances, the Adviser follows the applicable recommendation of Egan-Jones in voting the proxy. In all other circumstances, the Adviser reviews the applicable Egan-Jones recommendation and determines if it agrees that the recommendation is in the best interests of the Fund. If the Adviser agrees, the shares are voted according to the Egan-Jones recommendation. If the Adviser disagrees, the Adviser will document the rationale used to reach its conclusion. On occasion, the Adviser has discretionary voting authority to vote on a proposal for which Egan-Jones does not provide a recommendation. In such circumstances, the Adviser will review the proposals and make a determination as to how to vote the proxy.

Conflicts of interest between the Adviser or a principal of the Adviser and the Funds with respect to a proxy issue conceivably may arise, for example, from personal or professional relationships with a company or with the directors, candidates for director, or senior executives of a company that is the issuer of shares subject to the voting discretion of the Adviser. If the Adviser determines that a material conflict of interest exists: (i) the Adviser may disclose the existence and nature of the conflict to the Fund(s) owning the shares and seek direction on how to vote the proxies; (2) the Adviser may abstain from voting, particularly if there are conflicting client interests; or (3) the Adviser may follow the applicable Egan-Jones recommendation in voting the proxies.

The Adviser may choose not to vote a proxy if a jurisdiction whose laws or regulations govern the voting of proxies with respect to the portfolio holding impose share blocking restrictions which prevent the Adviser from exercising its voting authority. Administrative matters beyond the Adviser’s control may at times prevent the Adviser from voting proxies.

B-2

PROSPECTUS January 28, 2019 CLASS I (DDJCX) CLASS II (DDJRX) Institutional (DDJIX)

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website at www.ddjfunds.com, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

Beginning on January 1, 2019, you may, notwithstanding the availability of shareholder reports online, elect to receive all future shareholder reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can call 1-844-363-4898 to let the Fund know you wish to continue receiving paper copies of your shareholder reports.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically anytime by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by enrolling at www.ddjfunds.com.

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

DDJ OPPORTUNISTIC HIGH YIELD FUND

SUMMARY SECTION

DDJ Opportunistic High Yield Fund (the “Fund”)

Investment Objective

The Fund’s investment objective is overall total return consisting of a high level of current income together with long-term capital appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

	Institutional	Class I	Class II
Shareholder Fees (fees paid directly from your investment)
Maximum sales charge (Load) imposed on purchases (as a percentage of offering price)	None	None	None
Maximum deferred sales charge (Load)	None	None	None
Redemption Fee (as a % of amount redeemed within 60 days of purchase)	1.00%	1.00%	1.00%
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.70%	0.70%	0.70%
Distribution and Service (12b-1) Fees	None	None	0.25%
Other Expenses	3.11%	2.34%	2.84%
Shareholder Servicing Expenses	None	0.10%	0.10%
Total Other Expenses	3.11%	2.44%	2.94%
Total Annual Fund Operating Expenses(1)	3.81%	3.14%	3.89%
Fee Waiver and Expense Reimbursement(2)	-3.02%	-2.25%	-2.75%
Net Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursement(1)	0.79%	0.89%	1.14%

(1)	Expenses have been restated to reflect current fees.

(2)

DDJ Capital Management, LLC (the “Adviser”) has contractually agreed to limit the amount of the Fund’s Total Annual Fund Operating Expenses, exclusive of Distribution and Service (12b-1) fees, Shareholder Servicing expenses, brokerage expenses, interest expenses, taxes and extraordinary expenses, to an annual rate of 0.79% of the Fund’s average daily net assets for each of the Institutional Class, Class I and Class II shares, respectively. This agreement is in effect through January 31, 2020 and may not be terminated or modified prior to this date except with the approval of the Fund’s Board of Trustees. The Adviser will be permitted to recover, on a class-by-class basis, expenses it has borne subsequent to the effective date of the agreement described above (whether through reduction of its management fee or otherwise) only to the extent that the Fund’s expenses in later periods do not exceed the lesser of: (1) the contractual expense limit in effect at the time the Adviser waives or limits the expenses; or (2) the contractual expense limit in effect at the time the Adviser seeks to recover the expenses: provided, however, that the Fund will not be obligated to pay any such reduced fees and expenses more than three years after the date on which the fee and expense was reduced, as calculated on a monthly basis.

Example

This example is intended to help you compare the costs of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The example takes into consideration the agreement by the Adviser to waive fees and reimburse expenses for the contractual period only.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:	1 Year	3 Years	5 Years	10 Years
Institutional Class	$81	$884	$1,706	$3,847
Class I	$91	$757	$1,447	$3,287
Class II	$116	$933	$1,768	$3,935

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. A higher turnover rate may also result in additional income taxes when Fund shares are held in a taxable account. For the fiscal year ended September 30, 2018, the Fund’s portfolio turnover rate was 147% of the average value of its portfolio.

Principal Investment Strategies of the Fund

The Fund pursues its investment objective by seeking to outperform the broader high yield market over a complete credit cycle. The “credit cycle” is a cyclical event that generally occurs over a several year timeframe as access to credit increases or decreases for borrowers.

The Fund seeks to achieve its objective mainly by investing in high yield fixed income securities with a focus on “middle market” issuers in the United States and, to a lesser extent, Canada. The Adviser considers middle market companies to be those with normalized earnings before interest, tax and depreciation (“EBITDA”) in the range of $75-250 million. The Adviser believes that the flexibility to invest, sell, and reinvest throughout the capital structure of an issuer (and in particular, in both more senior bank loans and more junior high yield bonds)

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will enable the Adviser to tailor its investment approach to the specific credit-related circumstances of that issuer as they may change from time to time and thereby select the most attractive opportunities for the Fund.

The Fund intends to invest a substantial amount of its assets in credit instruments that are rated below investment grade by some or all relevant independent rating agencies, including Moody’s Investors Service, Standard and Poor’s Rating Services and Fitch Ratings. Additionally, certain other high yield securities may be unrated by rating agencies, but determined by the Adviser to be of similar quality as other below investment grade bonds and credit instruments and accordingly purchased for investment by the Fund. The Fund does not have a percentage limitation on investing in securities that are rated below investment grade.

High yield fixed income securities include high yield corporate bonds (commonly known as “junk bonds”), senior loans, convertible bonds, preferred stock, and other types of debt instruments (including, without limitation, unregistered (Rule 144A) securities, floating and variable rate securities and other restricted fixed income securities to the extent permitted by the Investment Company Act of 1940, as amended (the “1940 Act”)). In addition, the Fund may also purchase equity securities or otherwise hold positions in equity or other assets that the Fund receives as part of a reorganization process of a high yield issuer, and may hold those assets until such time as the Adviser believes that a disposition is most advantageous. From time to time, the Fund may make investments in distressed or defaulted securities or in issuers that are in bankruptcy. The Fund does not have any maturity or duration requirements. However, the Fund typically targets securities that, on average, have a shorter maturity and duration than the maturity and duration of broad-based high yield market indices generally.

In making these investments, the Adviser will seek to purchase instruments that the Adviser believes are undervalued and offer a compelling risk/reward ratio. Specifically, the Adviser’s investment process attempts to exploit inefficiencies in the high yield credit markets by adhering to a disciplined, bottom-up, fundamentally-oriented investment process with a strict adherence to downside protection. This process applies value investing principles through exhaustive research coupled with financial, structural and legal analysis, including a review of bankruptcy law considerations where applicable. The foundation of this investment process is to derive an accurate, real-time valuation of a target company, and only invest in securities of that company’s capital structure that offer a significant margin of safety coupled with strong total return potential. By utilizing such a fundamental, bottom-up approach to investing, the Adviser seeks to add value first and foremost through security selection.

The Adviser intends to manage a relatively concentrated portfolio typically comprising between 60-80 issuers and 80-100 issues. The Fund has adopted an investment policy providing that under normal circumstances, the Fund will invest at least 80% of the value of its assets (net assets plus the amount of any borrowings for investment purposes) in high yield fixed income securities.

Principal Risks of the Fund

As with any mutual fund, there are risks to investing. There is no guarantee that the Fund will meet its investment objective. The following is a description of the principal risks of the Fund, which may adversely affect its net asset value and total return. There are other circumstances (including additional risks that are not described herein) which could prevent the Fund from achieving its investment objective.

Bank Loan Risk. The Fund’s investment in secured and unsecured assignments of (or participations in) bank loans may create substantial risk. In making investments in bank loans, which are made by banks or other financial intermediaries to borrowers, the Fund will depend primarily upon the creditworthiness of the borrower for payment of principal and interest. In addition, the settlement of bank loans occurs on an extended (multi-week) basis, which may prevent the Fund from obtaining liquidity of certain assets within a desired timeframe

Below-Investment Grade Risk. The Fund will invest in high yield securities rated below BBB by S&P or Baa by Moody’s. High yield securities generally offer a higher current yield than that available from higher grade issues, but typically involve greater risk and are described as speculative by both S&P and Moody’s. Securities rated below investment grade are commonly referred to as “junk bonds.” The ability of issuers of high yield securities to make timely payments of interest and principal may be adversely impacted by adverse changes in general economic conditions, changes in the financial condition of the issuers and price fluctuations in response to changes in interest rates. High yield securities are less liquid than investment grade securities and may be difficult to price or sell, particularly in times of negative sentiment toward high yield securities.

Cash Positions. The Fund may not always stay fully invested. For example, when the Adviser believes that market conditions are unfavorable for profitable investing, or when it is otherwise unable to locate attractive investment opportunities, the Fund’s cash or similar investments may increase. In other words, cash or similar investments generally are a residual – they represent the assets that remain after the Fund has committed available assets to desirable investment opportunities. When the Fund’s investments in cash or similar investments increase, it may not participate in market advances to the same extent that it would if the Fund remained more fully invested, and the Fund’s ability to achieve its investment objective may be affected.

Convertible Bond Risk. Convertible bonds are hybrid securities that have characteristics of both bonds and common stocks and are therefore subject to both debt security risks and equity risk. Convertible bonds are subject to equity risk especially when their conversion value is greater than the interest and principal value of the bond. The prices of equity securities may rise or fall because of economic or political changes and may decline over short or extended periods of time.

Credit Risk. There is a risk that issuers and counterparties will not make payments on securities and other investments held by the Fund, resulting in losses to the Fund. In addition, the

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DDJ OPPORTUNISTIC HIGH YIELD FUND

credit quality of fixed income securities held by the Fund may be lowered if an issuer’s financial condition changes. High yield or junk bonds as well as other debt securities issued by below investment grade issuers are more susceptible to these risks than debt of higher quality issuers.

Debt Securities Risk. Debt securities in which the Fund invests are subject to several types of investment risk, including market or interest rate risk (i.e., the risk that their value will be inversely affected by fluctuations in the prevailing interest rates), credit risk (i.e., the risk that the issuer may be unable to make timely interest payments and repay the principal upon maturity), call or income risk, (i.e., the risk that certain debt securities with high interest rates will be prepaid or “called” by the issuer before they mature), and event risk (i.e., the risk that certain debt securities may suffer a substantial decline in credit quality and market value if the issuer restructures). Fixed income markets have recently experienced a period of relatively high volatility. If the Federal Reserve continues to increase interest rates, fixed income markets (and the high yield market in particular) could experience continuing high volatility, which could negatively impact the Fund’s performance.

Equity Securities Risk. The Fund may invest in equity securities. Equity securities (which generally include common stocks, preferred stocks, warrants, securities convertible into common or preferred stocks and similar securities) are generally volatile and more risky than some other forms of investment. Equity securities of companies with relatively small market capitalizations may be more volatile than the securities of larger, more established companies than the broad equity market indices generally.

Interest Rate Risk. Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the value of fixed income securities held by the Fund are likely to decrease. Securities with longer durations tend to be more sensitive to changes in interest rates, and are usually more volatile than securities with shorter durations. In certain interest rate environments, such as when real interest rates are rising faster than nominal interest rates, inflation-indexed securities may experience greater losses than other fixed income securities with similar durations.

Liquidity Risk. Low or lack of trading volume may make it difficult to sell securities held by the Fund at quoted market prices. In addition, with respect to certain fixed income investments (bank loans in particular), settlement occurs on an extended basis, further decreasing their liquidity profile.

Management and Strategy Risk. The Fund is an actively managed portfolio. Investment strategies employed by the Adviser on behalf of the Fund may not result in an increase in the value of your investment or in overall performance equal to other investments. In addition, the Fund’s tactical asset allocation strategy may be unsuccessful and may cause the Fund to incur losses.

Market Risk. The market price of a security or instrument may decline, sometimes rapidly or unpredictably, due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic or political conditions throughout the world, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The market value of a security or instrument also may decline because of factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry.

Money Market Instruments/Securities. In seeking to provide downside protection, during periods of high market volatility the Fund may hold money market instruments, including commercial paper, bankers acceptances, certificates of deposit and other short-term debt securities.

Preferred Stock Risk. Preferred stocks may be more volatile than fixed income securities and may be more correlated with the issuer’s underlying common stock than fixed income securities.

Prepayment and Extension Risk. When interest rates fall, issuers of high interest debt obligations may pay off the debts earlier than expected (prepayment risk), and the Fund may have to reinvest the proceeds at lower yields. When interest rates rise, issuers of lower interest debt obligations may pay off the debts later than expected (extension risk), thus keeping the Fund’s assets tied up in lower interest debt obligations. Ultimately, any unexpected behavior in interest rates could increase the volatility of the Fund’s share price and yield and could hurt Fund performance. Prepayments could also create capital gains tax liability in some instances.

Rule 144A Securities Risk. The market for certain Rule 144A securities oftentimes is less active than the market for publicly-traded securities. Rule 144A securities carry a heightened risk that the liquidity of these securities may become impaired, making it more difficult for the Fund to sell these bonds.

It is possible to lose money on an investment in the Fund. Investments in the Fund are not deposits or obligations of any bank, are not endorsed or guaranteed by any bank and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

Performance Information

The following information provides some indication of the risks of investing in the Fund by showing how the Fund’s performance has varied over time. The bar chart depicts the change in performance from year to year during the periods indicated. The bar chart figures do not include any applicable sales charges that an investor may pay when they buy or sell shares of the Fund. If sales charges were included, the returns would be lower. The performance table compares the average annual returns of the Fund’s Institutional Class Shares to broad-based securities market index for the periods indicated. The index is not actively managed and is not available for direct investment. The bar charts and performance tables assume reinvestment

4	Prospectus | January 28, 2019

of dividends and distributions. The Fund’s past performance does not necessarily indicate how it will perform in the future. Updated performance information is available on the Fund’s website at www.ddjfunds.com or by calling 1-844-363-4898.

Annual Total Returns
(For the Calendar Year ended 12/31) – Institutional Class Shares

Best Quarter – September 30, 2016	4.42%
Worst Quarter – December 31, 2018	(3.15)%

Average Annual Total Returns
(for the periods ended December 31, 2018)

	1 Year	Since Inception (July 16, 2015)
Institutional Class
Return Before Taxes	(0.27)%	5.72%
Return After Taxes on Distributions	(3.69)%	1.91%
Return After Taxes on Distributions and Sale of Fund Shares	(0.13)%	2.67%
Class I
Return Before Taxes	(0.12)%	5.74%
Class II
Return Before Taxes	(0.48)%	5.41%
ICE BofA ML U.S. High Yield Non-Financial Index (reflects no deduction for fees, expenses or taxes) (1)	(2.19)%	3.98%

(1)

Source ICE Data Indices, LLC (“ICE DATA”), is used with permission. ICE Data, its affiliates and their respective third party suppliers disclaim any and all warranties and representations, express and/or implied, including any warranties of merchantability or fitness for a particular purpose or use, including the index, index data and any data included in, related to, or derived therefrom. neither ice data, its affiliates or their respective third party providers shall not be subject to any damages or liability with respect to the adequacy, accuracy, timeliness or completeness of the index or the index data or any component thereof, and the index and index data and all components thereof are provided on an “as is” basis and your use is at your own risk. ICE Data, its affiliates and their respective third party suppliers do not sponsor, endorse, or recommend the adviser, the fund, or any of the adviser’s products or services.

After-tax returns are calculated using the historically highest individual U.S. federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown in the preceding table. The after-tax return information shown above does not apply to Fund shares held through a tax-deferred account, such as a 401(k) plan or an IRA.

After-tax returns are only shown for Institutional Class shares of the Fund. After-tax returns for Class I and Class II shares will vary from those shown for Institutional Class shares due to varying sales charges and expenses among the classes.

Investment Adviser

DDJ Capital Management, LLC is the investment adviser to the Fund.

Portfolio Managers

As of January 1, 2018, David J. Breazzano, co-founder, President and Chief Investment Officer of the Adviser, together with John W. Sherman and Benjamin Santonelli, each serve as co-portfolio manager for the Fund. Previously, Mr. Breazzano served as portfolio manager for the Fund since June 1, 2016, while Messrs. Sherman and Santonelli served as assistant portfolio managers since such date as well. Since the Adviser’s inception in 1996, Mr. Breazzano has been responsible for oversight of the Adviser and as such, the organization’s investment team. In addition, he served as portfolio manager of the DDJ U.S. opportunistic high yield strategy from its inception in 1997 through 2007, and again from 2016-18; as of January 1, 2018, he presently serves (alongside Messrs. Sherman and Santonelli) as co-portfolio manager for such strategy. In addition, Mr. Breazzano also presently serves as the portfolio manager for the DDJ U.S. core high yield strategy. Mr. Sherman also serves as portfolio manager of the DDJ bank loan strategy, while Mr. Santonelli serves as portfolio manager of the DDJ total return credit strategy.

Purchase and Sale of Fund Shares

The Fund offers investors three classes of shares: Institutional Class, Class I and Class II. The minimum initial investment in Institutional Class shares is $5,000,000 with no minimum subsequent investment. Employees of the Adviser, their spouses, and members of their immediate family living in the same household are eligible to purchase the Institutional Class with a minimum investment of $2,500. Institutional Class accounts offered or sourced through a service organization, as determined by the Adviser, may meet the minimum investment amount by aggregating multiple accounts; however, each account must meet a minimum investment requirement of $500,000. In addition, investors with a preexisting relationship with the Adviser, as determined by the Adviser in its sole discretion, may also be deemed eligible to purchase the Institutional Class with a minimum investment of $500,000. Investors generally may meet the minimum investment amount by aggregating multiple accounts within the Fund if desired and if allowed by the relevant

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DDJ OPPORTUNISTIC HIGH YIELD FUND

intermediary. Investors may establish an Automatic Investment Plan (AIP) account or a Systematic Withdrawal Plan (SWP) account; there are no subsequent investment minimums for investments in AIP or SWP accounts. The minimum initial investment in Class I shares is $1,000,000, and the minimum subsequent investment is $50,000. The minimum initial investment in Class II shares is $5,000, and the minimum subsequent investment is $2,500.

Purchases and redemptions of Institutional Class, Class I and Class II shares may be made on any day the New York Stock Exchange is open for trading. Purchases and redemptions can generally be made only through institutional channels, such as financial intermediaries and retirement platforms. You should contact your financial intermediary or refer to your plan documents for information on how to invest in the Fund.

Tax Information

For U.S. federal income tax purposes, the Fund’s distributions may be taxable as ordinary income, capital gains or qualified dividend income, except when your investment is in an IRA, 401(k) or other tax-advantaged investment plan. Subsequent withdrawals from such a tax-advantaged investment plan will be subject to special tax rules.

Payments to Broker-Dealers and Other
Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES

This section describes the Fund’s investment objective and principal investment strategies. See “MORE ON THE FUND’S INVESTMENTS AND RELATED RISKS” in this Prospectus and the Statement of Additional Information for more information about the Fund’s investments and the risks of investing.

What is the Fund’s Investment Objective?

The Fund’s objective is to seek overall total return consisting of a high level of current income together with long-term capital appreciation.

While there is no assurance that the Fund will achieve its investment objective, the Fund endeavors to do so by following the strategies and policies described in this Prospectus.

What is the Adviser’s Investment Philosophy?

The Adviser’s opportunistic high yield investment philosophy is based upon its belief that the lower-rated segments of the high yield market (rated B and below) are the most inefficient areas of the market and provide ample investment opportunities.

The Adviser believes that inefficiencies arise in this market segment (and in particular with respect to issuers within the middle market) for several reasons, including:

●

Many traditional managers of large-cap high yield portfolios do not have an in-depth understanding of this market and/or do not participate in it. These traditional high yield managers oftentimes manage outsized, inflexible funds with large minimum investment size criteria. Therefore, they may not find it cost-effective to dedicate resources to the middle market segment, which the Adviser believes to be less frequently traded and offers smaller investment sizes. This segment accordingly is not as widely covered by high yield research analysts, and fewer brokers make a market trading in its securities. Because of the more limited following in the middle market, managers, such as the Adviser, that dedicate the resources and perform a heightened level of due diligence, are able to identify attractive investment opportunities.

●

Traditional high yield managers generally may operate under more rigid investment guidelines than the Fund, which give rise to market inefficiencies. For example, certain mutual funds and structured products (e.g., CLOs and CDOs) that invest in the leveraged credit market may have restrictions on the amount of CCC-rated investments that can be held in their portfolios. In addition, other institutional portfolios also have similar restrictions on the amount of CCC-rated investments that may be held. Consequently, managers of such portfolios may be encouraged if not required to divest debt securities that are downgraded below single-B, potentially at a depressed trading price, without regard to the merits of the investment, or whether the manager agrees with the rating agency’s new characterization of risk.

The Adviser seeks to identify and exploit inefficiencies such as these by adhering to a disciplined, fundamental-oriented investment process based upon company-specific research, and applying value investing principles to the credit markets through extensive financial and legal analysis. The Adviser’s investment process involves observing a company as a whole and deriving a real-time total enterprise value, and then only targeting those investments in that company’s capital structure that the Adviser believes offer a significant margin of safety coupled with strong return potential.

As part of its due diligence process, the Adviser will attempt to create a comprehensive analytical overview of a target company focused on its current and future business prospects. In addition, the Adviser may evaluate the company’s senior management, industry fundamentals, market share, pricing power, operating characteristics and historical and projected financial performance to identify the risk and rewards of an investment.

In particular, the Adviser’s fundamental analysis of each investment opportunity focuses on the following three critical components:

1.

Cash Flow / Liquidity – The ability of a company to service its fixed obligations including interest, capital expenditures, and working capital needs. Additionally, generation of free cash flow is examined to assess a company’s ability to repay debt or reinvest capital.

2.

Asset Coverage – An analysis of a company’s overall asset coverage relative to its liabilities, which is vitally important in assessing downside protection in the event that liquidity or cash flow of the issuer deteriorates.

3.

Legal Protection – Assessment of the rights and remedies contractually set forth in relevant legal documents, including loan agreements, inter-creditor agreements, and bond indentures, with a focus on the “waterfall of value” and worst-case scenarios.

Once a potential investment opportunity is identified, the analyst prepares a “first pass” analysis using financial information obtained from both public (e.g., from EDGAR) and private sources (e.g., proprietary datasites), outlining the company’s business model and financial condition. The objective of the first pass is to develop a preliminary investment thesis. If an investment thesis is identified and a senior investment professional agrees with the analyst’s recommendation, a more in-depth “second pass” analysis is undertaken in order to create a comprehensive financial assessment of the investment opportunity. Investment recommendations that survive the “second pass” stage of the Adviser’s investment process are generally subject to follow-up due diligence in order to reconfirm the Adviser’s investment thesis. Once follow-up due diligence is complete, a final decision on whether to proceed with the investment is made by the portfolio manager.

Maintaining adequate downside protection is the key principle to the Adviser’s risk management philosophy. In order to assess downside protection, the Adviser endeavors to undertake a

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DDJ OPPORTUNISTIC HIGH YIELD FUND

careful evaluation of credit risk, legal risk and liquidity risk, as understanding these risks is a crucial element of the Adviser’s due diligence with respect to each investment opportunity. The Adviser believes that its portfolios can appropriately balance these risks with the potential reward by purchasing securities of companies at deep discounts to intrinsic enterprise value, thereby giving significant cushion from a loan-to-value perspective; properly understanding, as part of the Adviser’s due diligence process, the relevant legal aspects of a bond indenture or loan document with a particular focus on downside or bankruptcy scenarios; and managing liquidity in the portfolio by limiting the number and size of positions considered by the Adviser to be less liquid in nature.

What are the Fund’s Principal Investment Strategies?

The Fund pursues its investment objective by seeking to outperform the broader high yield market over a complete credit cycle. The “credit cycle” is a cyclical event that generally occurs over a several year timeframe as access to credit increases or decreases for borrowers.

The Fund seeks to achieve its objective mainly by investing in high yield fixed income securities with a focus on middle market issuers. The Adviser considers middle market companies to be those with normalized earnings before interest, tax and depreciation (“EBITDA”) in the range of $75-250 million. The Adviser believes that the flexibility to invest, sell, and reinvest throughout the capital structure of an issuer (and in particular, in both more senior bank loans and more junior high yield bonds) will enable the Adviser to tailor its investment approach to the specific credit-related circumstances of that issuer as they may change from time to time and thereby select the most attractive opportunities for the Fund.

The Fund intends to invest a substantial amount of its assets in credit instruments that are rated below investment grade by some or all relevant independent rating agencies, including Moody’s Investors Service, Standard and Poor’s Rating Services and Fitch Ratings. The Fund does not have a percentage limitation on investing in securities that are rated below investment grade.

High yield fixed income securities include high yield corporate bonds (commonly known as “junk bonds”), senior loans, convertible bonds, preferred stock, and other types of debt instruments (including, without limitation, unregistered (Rule 144A) securities, floating and variable rate securities and other restricted fixed income securities to the extent permitted by the Investment Company Act of 1940, as amended (the “1940 Act”)). Additionally, certain other high yield securities may be unrated by rating agencies, but determined by the Adviser to be of similar quality as other below investment grade bonds and credit instruments and accordingly purchased for investment by the Fund. Senior loans are loans that have been issued to one or more banks or commercial lenders by a company, typically feature a floating interest rate, and usually carry a lien on the assets of the company. This type of debt is often syndicated among large institutions and then traded among them and in private secondary markets. Convertible debt is debt that is convertible into other securities, usually common stock of the issuing company. Preferred stock is an equity security that typically entitles the holder to a fixed dividend and whose payment takes priority over that of common stock dividends. From time to time, the Fund may make investments in distressed or defaulted securities or in issuers that are in bankruptcy. The Fund does not have maturity or duration requirements. However, the Fund typically targets securities that, on average, have a shorter maturity and duration than the maturity and duration of broad-based high yield market indices generally.

In addition, the Fund may also hold positions in equity or other assets (including convertible bonds) that the Fund receives as part of a unit of, or in connection with, a high yield security or otherwise as a result of reorganization, corporate action, or conversion. The Fund may hold those assets until such time as the Adviser believes that a disposition is most advantageous. The Fund may also make investments in equity securities, including common stocks. However, such assets, along with convertible bonds and preferred stock, will not be considered “high yield fixed income securities” for purposes of the Fund’s requirement to invest at least 80% of its net assets in high yield fixed income securities, described below.

In making these investments, the Adviser will seek to purchase instruments that the Adviser believes are undervalued and offer a compelling risk/reward ratio. Specifically, the Adviser’s investment process attempts to exploit inefficiencies in the high yield credit markets by adhering to a disciplined, bottom-up, fundamentally-oriented investment process with a strict adherence to downside protection. By utilizing such a fundamental, bottom-up approach to investing, the Adviser seeks to add value first and foremost through security selection.

The Adviser intends to manage a relatively concentrated portfolio typically comprising between 60-80 issuers and 80-100 issues. The Fund has adopted an investment policy providing that under normal circumstances, the Fund will invest at least 80% of its assets (net assets plus the amount of any borrowings for investment purposes) in high yield fixed income securities.

Temporary Defensive Positions. The Fund may also invest some or all of its assets in cash and/or cash equivalent securities when the Adviser believes that current market, economic, political or other conditions are unsuitable and would impair the pursuit of the Fund’s investment objective. Cash equivalent securities include, but are not limited to, obligations of the U.S. Government, money market fund shares, commercial paper, certificates of deposit and/or bankers acceptances, as well as other interest bearing or discount obligations or debt instruments that carry an investment grade rating by a national rating agency. When the Fund’s investments in cash or similar investments increase, it may not participate in market advances or declines to the same extent that it would if the Fund remained more fully invested, and as a result the Fund may not achieve its investment objective.

The Board of Trustees (the “Board”) may change the Fund’s name, investment objective or its principal investment strategies without a shareholder vote. The Fund will notify you in writing at

8	Prospectus | January 28, 2019

least sixty (60) days before making any such change. If there is a material change to the Fund’s investment objective or principal investment strategies, you should consider whether the Fund remains an appropriate investment for you.

MORE ON THE FUND’S INVESTMENTS AND
RELATED RISKS

The Fund’s investment objective and principal investment strategies are described above under “INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES.” This section provides additional information about the Fund’s investment strategies and certain portfolio management techniques the Fund may use, as well as the principal and other risks that may affect the Fund’s portfolio. Additional information about some of these investments and portfolio management techniques and their associated risks is included in the Fund’s Statement of Additional Information (“SAI”).

What are the Principal Risks of Investing in the Fund?

There are inherent risks associated with the Fund’s principal investment strategies. The factors that are most likely to have a material effect on the Fund’s investment portfolio as a whole are called “principal risks.” The principal risks of the Fund are summarized in the Fund’s “Summary Section” above and further described below. The Fund may be subject to additional risks other than those described because, among other reasons, the types of investments made by the Fund may change over time. For additional information regarding risks of investing in the Fund, please see the Statement of Additional Information. It is important to read all the disclosure information provided and to understand that you may lose money by investing in the Fund.

Bank Loan Risk. The Fund may (and typically does) invest a significant amount of its net asset value in bank loans. Such loans may not be rated by a national ratings agency at the time of investment, will not be registered with the Securities and Exchange Commission, and typically will not be listed on a securities exchange. In addition, the amount of public information available with respect to loans generally will be less extensive than that available for more widely traded, registered and exchange-listed securities. Because the interest rates of loans reset frequently, if market interest rates fall, the loans’ interest rates may be reset to lower levels, potentially reducing a portfolio’s income.

The size of the trading market for loans is generally smaller than that for registered equities and investment grade rated bond securities; as such, loans may be relatively illiquid compared to those types of securities. Liquidity relates to the ability of a portfolio to sell an investment in a timely manner at a price approximately equal to its value on the portfolio’s books. A portfolio’s ability to realize the full value of its assets may be impaired in the event of a voluntary or involuntary liquidation of any illiquid assets. Furthermore, in the event of an economic downturn, a substantial increase or decrease in interest rates, or other type of market dislocation, the market for loans may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods. In those instances, loans may be difficult to value and prices provided by external pricing services may not reflect the true fair value of the assets.

Borrowers may default on their obligations to pay principal or interest owed under loans when due. This non-payment would result in a reduction of income to a portfolio and a reduction in the value of a loan experiencing non-payment. Although some loans in which a portfolio will invest will be secured by specific collateral, there can be no assurance that liquidation of such collateral would satisfy the borrower’s obligation in the event of non-payment of scheduled interest or principal or that such collateral could be readily liquidated. In the event of bankruptcy of a borrower, the portfolio could experience delays or limitations in its ability to realize the benefits of any collateral securing a loan.

The Fund may purchase a participation interest in a loan and by doing so acquire some or all of the interest of the bank or other lending institution making the loan to a corporate borrower. A participation interest typically results in the portfolio having a contractual relationship with the lender and not the borrower. In such circumstances, the portfolio will have the right to receive payments of principal, interest and any fees to which it is entitled only from the bank or other lending institution selling the participation and only upon receipt by the bank or other lending institution of the payments from the borrower. Since the portfolio has only acquired a participation in the loan made by a third party (i.e., the banker or other lending institution), the portfolio may not be able to control the exercise of any remedies that such third party would have under the loan. Although the participation interest is in a loan, there can be no assurance that the principal and interest owed on the loan will be repaid in full.

The Fund may experience delays in the settlement of certain loan transactions, which are more complicated, are paperwork intensive, and require greater internal resources to settle compared with bonds, particularly in the case of loans that are or become distressed. Unlike the securities markets, there is no central clearinghouse for loan trades, and the loan market has not established enforceable settlement standards or remedies for failure to settle. Such delays may prevent the Fund from obtaining liquidity of certain assets within a desired timeframe. Furthermore, pursuant to certain insolvency laws, a counterparty may have the ability to reject or terminate an unsettled loan transaction. If a counterparty rejects an unsettled transaction, the Fund might lose any increase in value with respect to such loan that accrued while the transaction remained unsettled.

Below-Investment Grade Risk. The Fund will invest in high yield securities rated below BBB by S&P or Baa by Moody’s. High yield securities generally offer a higher current yield than that available from higher grade issues, but typically involve greater risk and are described as speculative by both S&P and Moody’s. Securities rated below investment grade are commonly referred to as “junk bonds.” The ability of issuers of high yield securities to make timely payments of interest and principal may be adversely impacted by adverse changes in general economic conditions, changes in the financial condition of the issuers and price

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DDJ OPPORTUNISTIC HIGH YIELD FUND

fluctuations in response to changes in interest rates. High yield securities are less liquid than investment grade securities and may be difficult to price or sell, particularly in times of negative market sentiment toward high yield securities.

Cash Positions. The Fund may not always stay fully invested. For example, when the Adviser believes that market conditions are unfavorable for profitable investing, or when it is otherwise unable to locate attractive investment opportunities in the high yield market, the Fund’s cash or similar investments may increase. In other words, cash or similar investments generally are a residual – they represent the assets that remain after the Fund has committed available assets to desirable investment opportunities. When the Fund’s investments in cash or similar investments increase, it may not participate in market advances to the same extent that it would if the Fund remained more fully invested, and the Fund’s ability to achieve its investment objective may be affected.

Convertible Bond Risk. Convertible bonds are hybrid securities that have characteristics of both bonds and common stocks and are therefore subject to both debt security risks and equity risk. Convertible bonds are subject to equity risk especially when their conversion value is greater than the interest and principal value of the bond. The prices of equity securities may rise or fall because of economic or political changes and may decline over short or extended periods of time.

Credit Risk. There is a risk that issuers and counterparties will not make payments on securities and other investments held by the Fund, resulting in losses to the Fund. In addition, the credit quality of fixed income securities held by the Fund may be lowered if an issuer’s financial condition changes. High yield or junk bonds as well as other debt securities issued by below investment grade issuers are more susceptible to these risks than debt of higher quality issuers.

Debt Securities Risk. Debt securities in which the Fund may (and typically does) invest are subject to several types of investment risk, including market or interest rate risk (i.e., the risk that their value will be inversely affected by fluctuations in the prevailing interest rates), credit risk (i.e., the risk that the issuer may be unable to make timely interest payments and repay the principal upon maturity), call or prepayment risk, (i.e., the risk that certain debt securities with high interest rates will be prepaid or “called” by the issuer before they mature), and event risk (i.e., the risk that certain debt securities may suffer a substantial decline in credit quality and market value if the issuer restructures).

Equity Securities Risk. The Fund may invest in equity securities. Equity securities (which generally include common stocks, preferred stocks, warrants, securities convertible into common or preferred stocks and similar securities) are generally volatile and more risky than some other forms of investment. Equity securities of companies with relatively small market capitalizations may be more volatile than the securities of larger, more established companies than the broad equity market indices generally. This risk of loss is further elevated because the Fund may target businesses that may be experiencing or recently experienced financial distress, or may be in, entering, or emerging from, bankruptcy proceedings. Common stock and other equity securities may take the form of stock in corporations, partnership interests, interests in limited liability companies and other direct or indirect interests in business organizations.

Interest Rate Risk. Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the value of fixed income securities held by the Fund are likely to decrease. Securities with longer durations tend to be more sensitive to changes in interest rates, and are usually more volatile than securities with shorter durations. In certain interest rate environments, such as when real interest rates are rising faster than nominal interest rates, inflation-indexed securities may experience greater losses than other fixed income securities with similar durations.

Liquidity Risk. Liquidity risk exists when particular investments are difficult to sell. The Fund may not be able to sell these investments at the best prices or at the value the Fund places on them. In such a market, the value of such investments and the Fund’s share price may fall dramatically, even during periods of declining interest rates. Investments that are illiquid or that trade in lower volumes may be more difficult to value. The market for high yield securities in particular may be less liquid and therefore these securities may be harder to value or sell at an acceptable price, especially during times of market volatility or decline.

Management and Strategy Risk. The Fund is an actively managed portfolio. Investment strategies employed by the Fund may not result in an increase in the value of your investment or in overall performance equal to other investments. In addition, the Fund’s tactical asset allocation strategy may be unsuccessful and may cause the Fund to incur losses. Furthermore, the Adviser will invest and trade without regard to portfolio turnover considerations, and the Fund’s annual portfolio turnover rate and investment costs and charges may, therefore, be greater than the turnover rates and costs of other types of investment vehicles.

Market Risk. The market price of a security or instrument may decline, sometimes rapidly or unpredictably, due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic or political conditions throughout the world, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The market value of a security or instrument also may decline because of factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry.

Money Market Instruments/Securities. In seeking to provide downside protection, during periods of high market volatility the Fund may hold money market instruments, including commercial paper, bankers acceptances, certificates of deposit and other short-term debt securities.

10	Prospectus | January 28, 2019

Preferred Stock Risk. Preferred stocks may be more volatile than fixed income securities and are more correlated with the issuer’s underlying common stock than fixed income securities. Additionally, the dividend on a preferred stock may be changed or omitted by the issuer. While most preferred stocks pay a dividend, the Fund may purchase preferred stock where the issuer has omitted, or is in danger of omitting, payment of its dividend.

Prepayment and Extension Risk. When interest rates fall, issuers of high interest debt obligations may pay off the debts earlier than expected (prepayment risk), and the Fund may have to reinvest the proceeds at lower yields. When interest rates rise, issuers of lower interest debt obligations may pay off the debts later than expected (extension risk), thus keeping the Fund’s assets tied up in lower interest debt obligations. Ultimately, any unexpected behavior in interest rates could increase the volatility of the Fund’s share price and yield and could hurt Fund performance. Prepayments could also create capital gains tax liability for Fund shareholders in some instances.

Rule 144A Securities Risk. The market for certain Rule 144A securities may be less active than the market for publicly-traded securities. Rule 144A securities oftentimes carry a heightened risk that the liquidity of these securities may become impaired, making it more difficult for the Fund to sell these bonds at reasonable prices.

What are the Non-Principal Risks of Investing in the Fund?

Other inherent risks associated with the Fund that are less likely to have a material effect on the Fund’s investment portfolio as a whole are called “non-principal risks.” The non-principal risks of the Fund are further described below and in the Statement of Additional Information. It is important to read all the disclosure information provided and to understand that you may lose money by investing in the Fund.

Bankruptcy and Restructuring Risk. The Fund may target securities and other obligations of issuers that are in financial difficulty, and/or may be in, entering, or emerging from, bankruptcy proceedings. Bankruptcy or other insolvency proceedings are highly complex and may result in unpredictable outcomes. In any investment opportunity involving work-outs, liquidations, spin-offs, reorganizations, bankruptcies and similar transactions, there exists the risk that the contemplated transaction may be unsuccessful. Similarly, if an anticipated transaction does not in fact occur, the Fund may be required to sell the investment at a loss. The level of analytical sophistication, both financial and legal, necessary for successful investment in companies experiencing significant business and financial difficulties is unusually high. Because there is a substantial uncertainty concerning the outcome of transactions involving financially troubled companies in which the Fund may invest, there is a potential risk of loss of the entire investment in such companies, as well as the risk that the Fund may be required to accept cash or new securities with a value less than the Fund’s original investment and/or may be required to accept payment over an extended period of time. Under such circumstances, the returns generated from the Fund’s investments may not compensate it adequately for the risks assumed.

Cyber Security Risk. In connection with the increased use of technologies, such as the Internet, coupled with the dependence on computer systems to perform necessary business functions, the Fund may be susceptible to operational, information security and related risks due to the possibility of cyber-attacks or other incidents. Cyber incidents may result from deliberate attacks or unintentional events. Cyber-attacks include, but are not limited to, infection by computer viruses or other malicious software code, gaining unauthorized access to systems, networks or devices that are used to service the Fund’s operations through hacking or other means for the purpose of misappropriating assets or sensitive information, corrupting data or causing operational disruption. Cyber-attacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks (which can make a website unavailable) on the Fund’s website. In addition, authorized persons could inadvertently or intentionally release confidential or proprietary information stored on the Fund’s systems.

Cyber security failures or breaches by the Fund’s third-party service providers (including, but not limited to, the Adviser, distributor, custodian, transfer agent and financial intermediaries) may cause disruptions and impact the service providers’ and the Fund’s business operations, potentially resulting in financial losses, the inability of Fund shareholders to transact business and the mutual funds to process transactions, inability to calculate the Fund’s net asset value, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs and/or additional compliance costs. The Fund and its shareholders could be negatively impacted as a result of successful cyber-attacks against, or security breakdowns of, the Fund or its third-party service providers.

The Fund may incur substantial costs to prevent or address cyber incidents in the future. In addition, there is a possibility that certain risks have not been adequately identified or prepared for. Furthermore, the Fund cannot directly control any cyber security plans and systems put in place by third party service providers. Cyber security risks are also present for issuers of securities in which the Fund invests, which could result in material adverse consequences for such issuers, and may cause the Fund’s investment in such securities to lose value.

Derivatives Risk. The Fund may invest in derivative securities for bona fide hedging purposes. A derivative security is a financial contract whose value is based on (or “derived from”) a traditional security (such as a bond) or a market index. The use of futures, options, repurchase agreements and other derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments, and include leverage, volatility, liquidity, credit and tracking risks. Long options positions may expire worthless.

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DDJ OPPORTUNISTIC HIGH YIELD FUND

ETF and Other Investment Company Risk. The Fund may also invest in ETFs. ETFs are funds whose shares are traded on a national exchange. ETFs may be based on underlying equity or fixed income securities, as well as commodities or currencies. ETFs do not sell individual shares directly to investors and only issue their shares in large blocks known as “creation units.” The investor purchasing a creation unit then sells the individual shares on a secondary market. Although similar diversification benefits may be achieved through an investment in another investment company, ETFs generally offer greater liquidity and lower expenses. Because an ETF incurs its own fees and expenses, shareholders of the Fund investing in an ETF will indirectly bear those costs. Such Fund will also incur brokerage commissions and related charges when purchasing or selling shares of an ETF. Unlike typical investment company shares, which are valued once daily, shares in an ETF may be purchased or sold on a securities exchange throughout the trading day at market prices that are generally close to the NAV of the ETF.

The Fund may also invest in investment companies that are corporations, trusts, or partnerships that invest pooled shareholder dollars in securities appropriate to the organization’s objective. Mutual funds, closed-end funds, unit investment trusts and ETFs are examples of investment companies. By investing in another investment company, the Fund will indirectly bear any asset-based fees and expenses charged by the underlying investment company in which the Fund invests. Investments in securities of other investment companies are subject to statutory limitations prescribed by the 1940 Act. Absent an available exemption, the Fund may not: (i) acquire more than 3% of the voting securities of any other investment company; (ii) invest more than 5% of its total assets in securities of any one investment company; or (iii) invest more than 10% of its total assets in securities of all investment companies.

Leverage Risk. The use of leverage by the Fund, such as borrowing money to purchase securities or the use of options, will cause the Fund to incur additional expenses and magnify the Fund’s gains or losses. The Fund intends to generally use leverage, if any, to meet Fund redemptions.

Portfolio Turnover Risk. The Fund may engage in short-term trading to try and achieve its objective, and accordingly may have portfolio turnover rates in excess of 100%. A portfolio turnover rate of 100% is equivalent to a fund buying and selling all of the securities in its portfolio once during the course of a year. How long the Fund holds a security in its portfolio is generally not a factor in making buy and sell decisions. Increased portfolio turnover may cause the Fund to incur higher brokerage costs, which may adversely affect the Fund’s performance, and may produce increased taxable distributions. In the fixed income market, brokerage commissions are built directly into the applicable bid-ask spread. Distributions resulting from short-term trading may be taxed to shareholders at ordinary income rates.

Small- and Mid-cap Risk. The Fund’s investment approach is focused on identifying attractive securities issued by “middle market” companies. However, the securities of smaller and mid-size companies tend to be more volatile and less liquid than securities of larger companies. This can adversely affect the prices at which the Fund can purchase and sell these securities, and thus the value of the Fund’s shares.

Use of Segregated and Other Special Accounts; Derivatives. Use of many derivatives by the Fund will require, among other things, that the Fund designate liquid assets to cover its obligations under the derivative to the extent the Fund’s obligations are not otherwise “covered” through ownership of the underlying security, financial instrument or currency or otherwise. In general, either the full amount of any obligation by the Fund to pay or deliver securities or assets must be covered at all times by the securities, instruments or currency required to be delivered, or, subject to any regulatory restrictions, an amount of liquid assets at least equal to the current amount of the obligation must be designated. A call option on securities written by the Fund, for example, will require the Fund to hold the securities subject to the call (or securities convertible into the needed securities without additional consideration) or to designate liquid securities sufficient to purchase and deliver the securities if the call is exercised. A call option sold by the Fund on an index will require the Fund to own portfolio securities that correlate with the index or to segregate liquid securities equal to the excess of the index value over the exercise price on a current basis. A put option on securities written by the Fund will require the Fund to designate liquid securities equal to the exercise price. If the Fund holds any credit default swaps in its portfolio, the Fund expects to segregate assets equal to the full notional amount of each transaction.

Valuation Risk. Unlike publicly traded common stock, which trades on national exchanges, there is no central exchange for fixed-income securities, including bank loans, to trade. Such fixed-income securities generally trade on an “over-the-counter” market, where the buyer and seller can settle on a price. Due to the lack of centralized information and trading, the valuation of fixed-income securities may carry more risk than that of common stock. Uncertainties in the conditions of the financial market, unreliable reference data, lack of transparency and inconsistency of valuation models and processes may lead to inaccurate asset pricing. In addition, other market participants may value securities differently than the Fund. As a result, the Fund may be subject to the risk that when a fixed-income security is sold in the market, the amount received by the Fund is less than the value of such fixed-income security carried on the Fund’s books.

Zero Coupon Securities Risk. While interest payments are not made on such securities, holders of such securities are deemed to have received income (“phantom income”) annually, notwithstanding that cash may not be received currently. The effect of owning instruments that do not make current interest payments is that a fixed yield is earned not only on the original investment but also, in effect, on all discount accretion during the life of the obligations. This implicit reinvestment of earnings at a fixed rate eliminates the risk of being unable to invest distributions at a rate as high as the implicit yield on the zero coupon bond, but at the same time eliminates the holder’s ability to reinvest at higher rates in the future. For this reason, some of these securities may

12	Prospectus | January 28, 2019

be subject to substantially greater price fluctuations during periods of changing market interest rates than are comparable securities that pay interest currently. Zero coupon securities may be subject to greater fluctuation in value and less liquidity in the event of adverse market conditions than comparably rated securities that pay cash interest at regular intervals. Further, the Fund is required to distribute income to its shareholders and, consequently, may have to dispose of other, more liquid portfolio securities under disadvantageous circumstances or may have to leverage itself by borrowing in order to generate the cash to satisfy these distributions. The required distributions may result in an increase in the Fund’s exposure to zero coupon securities. During a period of severe market conditions, the market for such securities may become even less liquid.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities are described in the Fund’s Statement of Additional Information.

MANAGEMENT

DDJ Capital Management, LLC (the “Adviser”), subject to the authority of the Board of Trustees, is responsible for the overall management and administration of the Fund’s business affairs.

Co-founded in 1996 by David J. Breazzano and two other investment professionals, the Adviser is an independent investment manager owned by its employees. Since its inception, the Adviser has focused on identifying investment opportunities in below investment grade companies primarily in the middle market arena.

As of December 31, 2018, the Adviser managed approximately $8.20 billion in assets pursuing a variety of fixed income credit strategies targeting the below investment grade universe primarily on behalf of corporate and public retirement funds, Taft Hartley plans, foundations, healthcare plans and other institutional clients. In addition, the Adviser provides investment sub-advisory services to five other open-end U.S. mutual funds pursuing a multi-manager multi-strategy approach with assets under management of approximately $2.77 billion as of December 31, 2018. Mr. Breazzano presently serves as the President and Chief Investment Officer of the Adviser, chairs the firm’s Investment Review Committee, and oversees the firm’s operations as the chair of its Management Operating Committee. Prior to co-founding the Adviser in 1996, Mr. Breazzano served as a portfolio manager at Fidelity Investments with responsibility for over $4 billion in high yield and distressed assets, including the Fidelity Capital & Income Fund. The Adviser’s investment team consists of professionals specialized in the areas of credit research, legal analysis, bankruptcy law, portfolio management, trading and business operational improvements.

The Adviser’s address is 130 Turner Street, Building #3, Suite 600, Waltham, Massachusetts 02453.

Pursuant to the Investment Advisory Agreement (the “Advisory Agreement”) with the Adviser, the Fund pays the Adviser an annual management fee of 0.70% based on the Fund’s average daily net assets. The management fee is paid on a monthly basis. The Board and shareholders of the Fund may terminate the Advisory Agreement upon thirty (30) days’ written notice. The Adviser may terminate the Advisory Agreement upon sixty (60) days’ notice. A discussion regarding the basis for the Board’s approval of the Fund’s Advisory Agreement is provided in the Fund’s annual report to shareholders for the period ended September 30, 2018.

The Adviser has contractually agreed to limit the amount of the Fund’s Total Annual Fund Operating Expenses, exclusive of Distribution and Service (12b-1) fees, Shareholder Servicing expenses, brokerage expenses, interest expenses, taxes and extraordinary expenses, to an annual rate of 0.79% of the Fund’s average daily net assets for each of the Institutional Class, Class I and Class II Class shares, respectively. This agreement is in effect through January 31, 2020. The Adviser will be permitted to recover, on a class-by-class basis, expenses it has borne through the agreement described above to the extent that the Fund’s expenses in later periods fall below the annual rate set forth above. The Fund will not be obligated to pay any such deferred fees and expenses more than three years after the end of the fiscal year in which the fees and expense were deferred. The Adviser may not discontinue this waiver without the approval by the Fund’s Board of Trustees.

The following table reflects the Fund’s contractual investment advisory fee rate (expressed as an annual rate), as well as the actual investment advisory fee rate paid by the Fund to the Adviser (gross and net of fee waivers).

Contractual Advisory Fee (%)(annual rate)	Actual Investment Advisory Fee Rate (%) (for the fiscal year ended September 30, 2018)
0.70%	0%

THE PORTFOLIO MANAGERS

The portfolio managers are primarily responsible for the day-to-day operation of the Fund. The portfolio managers listed below have jointly comprised the Fund’s portfolio management team since June 1, 2016.

Information about the portfolio managers, including information about the portfolio managers’ business experience, appears below. More information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of securities in the Fund is included in the SAI.

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DDJ OPPORTUNISTIC HIGH YIELD FUND

PORTFOLIO MANAGERS	PAST 5 YEARS’ BUSINESS EXPERIENCE
David J. Breazzano

As of January 1, 2018, Mr. Breazzano serves as co-portfolio manager of the Fund. Previously, he served as lead portfolio manager of the Fund since June 1, 2016. He is a co-founder and President and Chief Investment Officer of the Adviser, oversees all aspects of the Adviser, and chairs the firm’s Management Operating, Remuneration and Investment Review Committees. Mr. Breazzano is the co-portfolio manager of the Adviser’s U.S. opportunistic high yield strategy and the portfolio manager of the Adviser’s U.S. core high yield strategy. Prior to forming the Adviser in 1996, from 1990 to 1996, he was a vice president and portfolio manager in the High Income Group at Fidelity Investments, where he had investment management responsibility for over $4 billion in high yield and distressed assets. Specifically, he was a portfolio manager of the Fidelity Capital & Income Fund, which was one of the largest high yield funds in existence at that time. In addition, Mr. Breazzano co-managed the distressed investing operation at Fidelity. Prior to joining Fidelity Investments in 1990, from 1985 to 1990, Mr. Breazzano was a vice president and portfolio manager at T. Rowe Price Associates. Mr. Breazzano received his MBA from the Johnson School at Cornell University and graduated cum laude with a BA from Union College.

John W. Sherman

Mr. Sherman has served as co-portfolio manager of the Fund since January 1, 2018. Previously, he served as the Fund’s assistant portfolio manager since June 1, 2016. He is the co-portfolio manager of the Adviser’s U.S. opportunistic high yield strategy as well as the portfolio manager of the Adviser’s bank loan strategy. Mr. Sherman also serves on the firm’s Investment Review Committee. Prior to joining the Adviser in 2007, in 2006, Mr. Sherman was an associate in the Healthcare Group at Thoma Cressey Equity Partners, focusing on private equity investments in middle-market companies. Mr. Sherman graduated magna cum laude with a BBA from the University of Notre Dame.

Benjamin J. Santonelli

Mr. Santonelli has served as co-portfolio manager of the Fund since January 1, 2018. Previously, he served as the Fund’s assistant portfolio manager since June 1, 2016. He is the co-portfolio manager of the Adviser’s U.S. opportunistic high yield strategy, as well as the portfolio manager of the Adviser’s total return credit strategy. Mr. Santonelli also serves on the firm’s Investment Review Committee. Mr. Santonelli also serves as a member of the board of directors of two portfolio companies held by certain of the Adviser’s managed funds and/or accounts. Mr. Santonelli, who joined the Adviser in 2004, received his BA from Amherst College.

ADMINISTRATOR, DISTRIBUTOR AND TRANSFER AGENT OF THE FUND

ALPS Fund Services, Inc. (the “Administrator” or the “Transfer Agent”) serves as the Fund’s administrator, fund accountant and transfer agent. ALPS Distributors, Inc. (“ADI” or the “Distributor”) serves as the Fund’s distributor.

BUYING AND REDEEMING SHARES

The Fund currently offers Institutional Class, Class I and Class II shares. Each share class of the Fund represents an investment in the same portfolio of securities, but each share class has its own expense structure, allowing you to choose the class that best meets your situation. When you purchase shares of the Fund, you must choose a share class.

Factors you should consider in choosing a class of shares include:

●	how long you expect to own the shares;

●	how much you intend to invest; and

●	total expenses associated with owning shares of each class.

No sales charges will be applied to your share purchases.

Institutional Class shares are typically offered only through certain types of financial intermediaries and to certain institutional investors. Institutional Class shares are offered directly, via the Fund’s transfer agent, and/or through financial intermediaries. Such financial intermediaries may seek payment from the Fund or its service providers for the provision of distribution, administrative and/or shareholder retention services. Institutional investors may include, but are not limited to, corporations, retirement plans, public plans and foundations/endowments.

Each investor’s financial considerations are different. You should speak with your financial advisor to help you decide which share class is best for you. If your financial intermediary offers more

14	Prospectus | January 28, 2019

than one class of shares, you should carefully consider which class of shares to purchase. Certain classes have higher expenses than other classes, which may lower the return on your investment.

You may transfer between classes of a Fund if you meet the minimum investment requirements for the class into which you would like to transfer. Transfers between classes of the same Fund are generally not considered a taxable transaction.

To open your account directly with the Fund, complete the Account application and mail or fax to the transfer agent at the appropriate address below. Please make your purchase check payable to the DDJ Opportunistic High Yield Fund. You should include any required organizational documents.

via US Postal Service DDJ Fund c/o ALPS Funds P.O. Box 1920 Denver, CO 80201	via Express Courier DDJ Fund c/o ALPS Fund Services, Inc. 1290 Broadway, Suite 1100 Denver, CO 80203

Please call an investor services representative at 1-844-363-4898 to obtain the fax number and wiring instructions.

The Fund does not consider the US Postal Service or other independent delivery services to be its agents. Therefore, deposit in the mail or with such services, or receipt at the DDJ Fund’s post office box, of purchase orders or redemption requests does not constitute receipt by the Fund.

Distribution and Services (12b-1) Plan for Class II Shares

The Fund has adopted a plan of distribution for Class II shares pursuant to Rule 12b-1 under the 1940 Act (the “Plan”).

Under the terms of the Plan, the Fund is authorized to make payments to the Distributor for remittance to financial intermediaries, as compensation for distribution and/or the provision of on-going shareholder services performed by such financial intermediaries for their customers who are investors in the Fund. The Plan permits payment for services and related expenses in connection with a financial intermediary’s administration of mutual fund distribution platforms that offer Class II shares of the Fund.

The Plan permits the Fund to make total payments at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to its Class II shares. Because these fees are paid out of the Fund’s Class II share assets on an ongoing basis, over time, they will increase the cost of an investment in Class II shares.

The Distributor may retain some or all compensation payable pursuant to the Plan under certain circumstances, including but not limited to, such as if a financial intermediary resigns as the broker/dealer of record, or such financial intermediary failing to meet certain eligibly standards to be able to continue to be the broker/dealer of record.

Shareholder Services Plan for Class I and Class II Shares

The Fund has adopted non-Rule 12b-1 shareholder services plans (the “Services Plan”) for Class I and Class II shares which authorize the Fund to compensate select financial intermediaries and Fund affiliates an aggregate fee in an amount not to annually exceed 0.10% of the average daily net asset value of the Class I and Class II shares of the Fund attributable to, or held in the name of, the financial intermediary for its clients as compensation for maintaining customer accounts that hold Fund shares. The Service Plan fee is compensation for providing, some or all of the following services: (i) establishing and maintaining Fund shareholder accounts, (ii) processing and transmitting Fund shareholder orders and instructions regarding accounts, (iii) processing dividend and other distribution payments from the Fund for shareholder accounts, (iv) preparing reports or forms on behalf of Fund shareholder accounts, (v) forwarding communications from the Fund to shareholders, and (vi) providing such other similar services as applicable statutes, rules or regulations permit. None of the aforementioned services includes distribution related services or activities. Any amount of the Services Plans fees not paid during the Fund’s fiscal year for such services may be reimbursed to the Fund.

Payments to Financial Intermediaries and Other Arrangements

The Adviser and/or its affiliates may enter into arrangements to make payments for additional activities to select financial intermediaries intended to result in the sale of Fund shares and/or other shareholder servicing activities out of the Adviser’s own resources (which may include profits from providing advisory services to the Fund). These payments are often referred to as “revenue sharing payments” and the revenue sharing payment amount generally vary by financial intermediary. The aggregate amount of the revenue sharing payments are determined by the Adviser and may be substantial. Revenue sharing payments create no additional cost to the Fund or its shareholders.

Revenue sharing payments may create an incentive for a financial intermediary or its employees or associated persons to recommend or sell shares of the Fund to you, rather than shares of another mutual fund. Please contact your financial intermediary’s investment professional for details about revenue sharing payments it may be receiving.

Networking, Sub-Accounting and Administrative Fees

Select financial intermediaries may enter into arrangements with the Fund, or its designees, to perform certain networking, recordkeeping, sub-accounting and/or administrative services for shareholders of the Fund. These actives are routinely processed through the National Securities Clearing Corporation’s Fund/SERV and Trust Networking systems or similar systems. In consideration for providing these services in an automated environment, such financial intermediaries may receive compensation from the Fund. Any such compensation by the Fund to these select financial intermediaries for the aforementioned services are in addition to any applicable 12b-1 related services provided to Fund shareholders.

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DDJ OPPORTUNISTIC HIGH YIELD FUND

Investment Minimums

The Fund offers investors three classes of shares: Institutional Class, Class I and Class II. The minimum initial investment in Institutional Class shares is $5,000,000 with no minimum subsequent investment. Employees of the Adviser, their spouses, and members of their immediate family living in the same household are eligible to purchase the Institutional Class with a minimum investment of $2,500. Institutional Class accounts offered or sourced through a service organization may, as determined by the Adviser, meet the minimum investment amount by aggregating multiple accounts; however, each account must meet a minimum investment requirement of $500,000. In addition, investors with a preexisting relationship with the Adviser, as determined by the Adviser in its sole discretion, may also be deemed eligible to purchase the Institutional Class with a minimum investment of $500,000. Investors generally may meet the minimum investment amount by aggregating multiple accounts within the Fund if desired and if allowed by the relevant intermediary. Investors may establish an Automatic Investment Plan (AIP) account or a Systematic Withdrawal Plan (SWP) account; there are no subsequent investment minimums for investments in AIP or SWP accounts. The minimum initial investment in Class I shares is $1,000,000, and the minimum subsequent investment is $50,000. The minimum initial investment in Class II shares is $5,000, and the minimum subsequent investment is $2,500.

The Fund reserves the right to waive or change investment minimums. For accounts sold through financial intermediaries, it is the primary responsibility of the financial intermediary to ensure compliance with investment minimums.

Buying Shares

In order to buy, exchange or redeem shares at that day’s net asset value, you must place your order with the Fund or its agent before the New York Stock Exchange (“NYSE”) closes (normally, 4:00 p.m. Eastern time). If the NYSE closes early, you must place your order prior to the actual closing time. Orders received by financial intermediaries prior to the close of trading on the NYSE will be confirmed at the offering price computed as of the close of the trading on the NYSE. It is the responsibility of the financial intermediary to ensure that all orders are transmitted in a timely manner to the Fund. Otherwise, you will receive the next business day’s net asset value.

Investors may purchase, exchange or redeem Institutional Class, Class I and Class II shares of the Fund directly or through retirement plans, broker-dealers, bank trust departments, financial advisors or other financial intermediaries. Shares made available through full service broker-dealers may be available through wrap accounts under which such broker-dealers impose additional fees for services connected to the wrap account. Contact your financial intermediary or refer to your plan documents for instructions on how to purchase or redeem shares.

Investors may be charged a fee if they effect transactions through a broker or agent. The Fund has authorized one or more brokers to receive on its behalf purchase and redemption orders. Such brokers are authorized to designate other intermediaries to receive purchase and redemption orders on the Fund’s behalf. The Fund will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker’s authorized designee, receives the order. Customer orders will be priced at the Fund’s net asset value next computed after they are received by an authorized broker or the broker’s authorized designee.

There is an annual pass through IRA and Coverdell Education Savings Account maintenance fee of $10.00 that is charged by the IRA custodian on a per-account basis.

With certain limited exceptions, the Fund is available only to U.S. citizens or residents.

The Fund will generally accept purchases only in U.S. dollars drawn from U.S. financial institutions. Cashier’s checks, third party checks, money orders, credit card convenience checks, cash or equivalents or payments in foreign currencies are not acceptable forms of payment. You may also contact the Fund to request a purchase of Fund shares using securities you own. The Fund reserves the right to refuse or accept such requests in whole or in part.

Redeeming Shares

Redemptions, like purchases, may generally be effected only through retirement plans, broker-dealers, financial intermediaries and directly through the Fund. Please contact the Fund, your financial intermediary or refer to the appropriate plan documents for details. Your financial intermediary may charge a processing or service fee in connection with the redemption of shares.

Redemption Payments

In all cases, your redemption price is the net asset value per share next determined after your request is received in good order less any applicable redemption fees. “Good order” means that your redemption request includes: (i) the Fund name and account number; (ii) the amount of the transaction in dollars or shares; (iii) signatures of you and any other person listed on the account, exactly as the shares are registered; (iv) any certificates you are holding for the account; and (v) any supporting legal documentation that may be required.

Redemption proceeds days will typically be sent within one to two business days but may take up to seven days. However, if you recently purchased your shares by check, your redemption proceeds will not be sent to you until your original check clears, which may take up to 15 days. The Fund typically pays redemptions from cash, cash equivalents, proceeds from the sale of Fund shares or from the sale of portfolio securities. These redemption payment methods are expected to be used in regular and stressed market conditions.

Your redemption proceeds can be sent by check to your address of record or by wire transfer to a bank account designated on your application. Your bank may charge you a fee for wire transfers. Any request that your redemption proceeds be sent to a destination other than your bank account or address of record must be in

16	Prospectus | January 28, 2019

writing and must include a Medallion signature guarantee. Please call 1-844-363-4898 for information on obtaining a Medallion signature guarantee.

The Fund is not responsible for losses or fees resulting from posting delays or non-receipt of redemption payments at your bank, when shareholder payment instructions are followed.

Redemptions In-Kind

The Fund reserves the right to make a payment in securities rather than cash. If the Fund deems it advisable for the benefit of all shareholders that a redemption payment wholly or partly in-kind would be in the best interests of the Fund’s remaining shareholders, the Fund may pay redemption proceeds to you in whole or in part with securities held by the Fund. If the Fund decides to redeem in-kind, the redeeming shareholder will generally receive pro-rata shares of the Fund’s portfolio. These pro-rata shares would have similar characteristics to the Fund and will consist of any other pro-rata share of the securities held in the Fund. A redemption in-kind could occur under extraordinary circumstances, such as a very large redemption that could affect the Fund’s operations (for example, more than 1% of the Fund’s net assets). However, the Fund is required to redeem shares solely for cash up to the lesser of $250,000 or 1% of the net asset value of the Fund during any 90-calendar day period for any one shareholder. Should redemptions by any shareholder exceed such limitation, the Fund will have the option of redeeming the excess in cash or in-kind. Securities used to redeem Fund shares will be valued as described in “How Fund Shares are Priced” below. A shareholder may pay brokerage charges on the sale of any securities received as a result of a redemption in-kind. Redemptions in-kind are taxed to a redeeming shareholder for federal income tax purposes in the same manner as cash redemptions. Securities received in a redemption in-kind are subject to market risk until sold.

Medallion Signature Guarantees

The Fund requires a Medallion signature guarantee on any written redemption over $100,000 (but may require additional documentation or a Medallion signature guarantee on any redemption request to help protect against fraud) or for certain types of transfer requests or account registration changes. A Medallion signature guarantee may be obtained from a domestic bank or trust company, broker, dealer, clearing agency, savings association or other financial institution that is participating in a medallion program recognized by the Securities Transfer Association. The three “recognized” medallion programs are Securities Transfer Agents Medallion Program (STAMP), Stock Exchanges Medallion Program (SEMP) and NYSE, Inc. Medallion Signature Program (NYSE MSP). Please call 1-844-363-4898 for information on obtaining a Medallion signature guarantee.

Redemption Fees

If you sell or exchange your shares of the Fund after holding them 60 calendar days or less, a 1.00% redemption fee may be deducted from the redemption amount. For this purpose, shares held longest will be treated as being redeemed first and shares held shortest as being redeemed last.

The Fund permits waivers of the redemption fee for the following transactions:

●	Redemptions related to a disability as defined by Internal Revenue Service requirements;

●	Redemptions due to death for shares transferred from a decedent’s account to a beneficiary’s account;

●	Redemptions due to divorce for shares transferred pursuant to a divorce decree;

●	Redemptions of shares through a systematic withdrawal plan;

●	Broker-dealer sponsored wrap program accounts and/or fee-based accounts maintained for clients of certain financial intermediaries who have entered into selling agreements with the Distributor;

●	Redemptions through an automatic, non-discretionary rebalancing or asset allocation program;

●	Rollovers, transfers and changes of account registration within the Fund as long as the money never leaves the Fund;

●	Redemptions due to reinvestment of dividends and/or capital gains;

●

Any involuntary redemption and/or exchange transactions, including, for example, those required by law or regulation, a regulatory agency, a court order or as a result of a liquidation of the Fund by the Board of Trustees;

●

Certain types of IRA account transactions, including redemptions pursuant to systematic withdrawal programs, required minimum distributions, withdrawals due to disability or death, return of excess contribution amounts, and redemptions related to payment of custodian fees;

●

Certain types of employer-sponsored and 403(b) retirement plan transactions, including loans or hardship withdrawals, minimum required distributions, redemptions pursuant to systematic withdrawal programs, forfeiture of assets, return of excess contribution amounts, redemptions related to payment of plan fees, and redemptions related to death, disability or qualified domestic relations order; and

●	Certain other transactions as deemed appropriate by the Adviser.

The application of redemption fees and waivers may vary among intermediaries and certain intermediaries may not apply the waivers listed above. If you purchase, exchange or sell shares of the Fund through an intermediary, you should contact your intermediary for more information on whether the redemption fee will be applied to redemptions of your shares.

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DDJ OPPORTUNISTIC HIGH YIELD FUND

The Fund reserves the right to modify or eliminate the redemption fee or waivers at any time. Investment advisers or their affiliates may pay redemption fees on behalf of investors in managed accounts. Unitized group accounts consisting of qualified plan assets may be treated as a single account for redemption fee purposes.

Redemptions Based on Minimum Requirements

Due to the relatively high cost of handling small investments, the Fund reserves the right, upon 60 days’ written notice, to redeem, at NAV, the shares of any shareholder whose account in the Fund has a value of less than (i) $750,000 for Class I shareholders; (ii) $2,000 for Class II shareholders; or (iii) $3.75 million for Institutional Class shareholders, other than as a result of a decline in the NAV per share. This policy will not be implemented where the Fund has previously waived the minimum investment requirement for that shareholder. Before the Fund redeems such shares and sends the proceeds to the shareholder, it will notify the shareholder that the value of the shares in the account is less than the minimum amount and will allow the shareholder 60 days to make an additional investment in an amount that will increase the value of the account to at least (i) $750,000 for Class I shareholders; (ii) $2,000 for Class II shareholders; or (iii) or $3.75 million for Institutional Class shareholders, before the redemption is processed. As a sale of your Fund shares, this redemption will generally be taxable for shareholders who hold their shares through taxable accounts.

Note: The Fund has the right to suspend or postpone redemptions of shares for any period (i) during which the NYSE or exchange is closed, other than customary weekend and holiday closings; (ii) during which trading on the NYSE or exchange is restricted; or (iii) during which (as determined by the SEC or other regulatory authority by rule or regulation) an emergency exists as a result of which disposal or valuation of portfolio securities is not reasonably practicable, or as otherwise permitted by the SEC or other regulatory authority.

SHARE TRANSACTIONS

Share Certificates

The Fund does not issue share certificates.

Frequent Purchases and Sales of Fund Shares

The Fund does not permit market timing or other abusive trading practices. The Fund reserves the right, but does not have the obligation, to reject any purchase transaction at any time. In addition, the Fund reserves the right to suspend its offering of shares or to impose restrictions on purchases at any time that are more restrictive than those that are otherwise stated in this Prospectus with respect to disruptive, excessive or short-term trading.

Excessive short-term trading or other abusive trading practices may disrupt portfolio management strategies, increase brokerage and administrative costs and hurt Fund performance. The Board has adopted policies and procedures with respect to frequent purchases and redemptions and to seek to prevent market timing. To minimize harm to the Fund and its shareholders, the Fund reserves the right to reject, in its sole discretion, any purchase order from any investor it believes has a history of abusive trading or whose trading, in its judgment, has been or may be disruptive to the Fund. Such disruption may include trading that may interfere with the efficient management of the Fund, may materially increase the Fund’s transaction costs, administrative costs or taxes, or may otherwise be detrimental to the interests of the Fund and its shareholders. The Fund may also refuse purchase transactions from Fund intermediaries it believes may be facilitating or have facilitated abusive trading practices. In making this judgment, the Fund may consider trading done in multiple accounts under common ownership or control.

On a periodic basis, the Fund or its agents may review transaction history reports to identify redemptions that are within a specific time period from a previous purchase in the same account(s) in the Fund, or in multiple accounts that are known to be under common control. Redemptions meeting the criteria will be investigated for possible inappropriate trading.

Certain accounts, in particular omnibus accounts, include multiple investors and such accounts typically provide the Fund with a net purchase or redemption request on any given day. In these cases, purchases and redemptions of Fund shares are netted against one another and the identity of individual purchasers and redeemers whose orders are aggregated may not be known by the Fund. Therefore, it becomes more difficult for the Fund to identify market timing or other abusive trading activities in these accounts, and the Fund may be unable to eliminate abusive traders in these accounts from the Fund. Further, identification of abusive traders may also be limited by operational systems and technical limitations. To the extent abusive or disruptive trading is identified, the Fund will encourage omnibus account intermediaries to address such trading activity in a manner consistent with how the Fund would address such activity directly, if it were able to do so.

Due to the complexity and subjectivity involved in identifying market timing and other abusive trading practices, there can be no assurance that the Fund’s efforts will identify all market timing or abusive trading activities. Therefore, investors should not assume that the Fund will be able to detect or prevent all practices that may disadvantage the Fund.

Verification of Shareholder Transaction Statements

You must contact the Fund in writing regarding any errors or discrepancies within 60 days after the date of the statement confirming a transaction. The Fund may deny your ability to refute a transaction if it does not hear from you within 60 days after the confirmation statement date.

Non-receipt of Purchase Wire/Insufficient Funds Policy

The Fund reserves the right to cancel a purchase if payment of the check or electronic funds transfer does not clear your bank, or if a wire is not received by settlement date. You will be responsible for any fees charged to the Fund for insufficient

18	Prospectus | January 28, 2019

funds (failed payment) and you may be responsible for any fees imposed by your bank as well as any losses that the Fund may incur as a result of the canceled purchase.

How Fund Shares are Priced

The Board of Trustees has approved procedures to be used to value the Fund’s securities for the purposes of determining the Fund’s net asset value. The valuation of the securities of the Fund is determined in good faith by or under the direction of the Board. The Board has delegated certain valuation functions for the Fund to the Administrator.

The Fund generally values its securities based on market prices determined at the close of regular trading on the NYSE (normally, 4:00 p.m. Eastern time) on each business day (Monday through Friday). The Fund will not value its securities on any day that the NYSE is closed, including the following observed holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The Fund’s currency valuations, if any, are done as of the close of regular trading on the NYSE (normally, 4:00 p.m. Eastern time). For equity securities that are traded on an exchange, the market price is usually the closing sale or official closing price on that exchange. In the case of securities not traded on an exchange, or if such closing prices are not otherwise available, the market price is typically determined by independent third-party pricing vendors approved by the Board using a variety of pricing techniques and methodologies. The market price for debt obligations is generally the price supplied by an independent third-party pricing service approved by the Board, which may use a matrix, formula or other objective method that takes into consideration market indices, yield curves and other specific adjustments. Short-term debt obligations that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. If vendors are unable to supply a price, or if the price supplied is deemed to be unreliable, the market price may be determined using quotations received from one or more brokers-dealers that make a market in the security.

When such prices or quotations are not available, or when the Adviser believes that they are unreliable, securities may be priced using fair value procedures approved by the Board. The Fund may determine the fair value of investments based on information provided by pricing services and other third-party vendors, which may recommend fair value prices or adjustments with reference to other securities, indices or assets. In considering whether fair value pricing is required and in determining fair values, the Fund may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the Fund values its securities.

Valuing securities at fair value involves greater reliance on judgment than valuation of securities based on readily available market quotations. A fund that uses fair value to price securities may value those securities higher or lower than another fund using market quotations or its own fair value methodologies to price the same securities. There can be no assurance that the Fund could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the Fund determines its net asset value.

Customer Identification Program

To help the government fight the funding of terrorism and money laundering activities, federal law requires the Fund or its agents to obtain certain personal information from you (or persons acting on your behalf) in order to verify your (or such person’s) identity when you open an account, including name, address, date of birth and other information (which may include certain documents) that will allow the Transfer Agent to verify your identity. If this information is not provided, the Transfer Agent may not be able to open your account. If the Transfer Agent is unable to verify your identity (or that of another person authorized to act on your behalf) shortly after your account is opened, or believes it has identified potential criminal activity, the Fund, the Distributor and the Transfer Agent each reserve the right to reject further purchase orders from you or to take such other action as they deem reasonable or required by law, including closing your account and redeeming your shares at their net asset value at the time of redemption.

If you are opening an account in the name of a legal entity (e.g., a partnership, business trust, limited liability company, corporation, etc.), you may be required to supply the identity of the beneficial owner or controlling person(s) of the legal entity prior to the opening of your account. The Fund may request additional information about you (which may include certain documents, such as articles of incorporation for companies) to help the Transfer Agent verify your identity.

DIVIDENDS AND DISTRIBUTIONS

Income Dividends. Income dividends are derived from net investment income (i.e., interest and other income, less any related expenses) the Fund earns from its portfolio securities and other investments. The Fund intends to distribute any net income to shareholders monthly.

Capital Gain Distributions. Capital gain distributions are derived from gains realized when the Fund sells a portfolio security. Long-term capital gains are derived from gains realized when the Fund sells a portfolio security it has owned for more than one year, and short-term capital gains are derived from gains realized when a portfolio security was owned for one year or less. The Fund intends to distribute amounts derived from capital gains to shareholders annually.

Reinvested in Shares or Paid in Cash. Dividends and distributions are reinvested in additional Fund shares unless you instruct the Transfer Agent to have your dividends and/or distributions paid by check mailed to the address of record or transferred through an Automated Clearing House to the bank of your choice. You can change your choice at any time to be effective as of the next dividend or distribution, except that any change given to the Transfer Agent less than five days before the payment date will not be effective until the next dividend or distribution is made.

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DDJ OPPORTUNISTIC HIGH YIELD FUND

TAXES

The following information is a general summary of U.S. federal income tax consequences of investments in the Fund for U.S. person only, which include (i) U.S. citizens or residents, (ii) corporations organized in the United States or under the law of the United States or any state, (iii) an estate whose income is subject to U.S. federal income taxation of its source; or (iv) a trust, if a court within the United States is able to exercise primary supervision over its administration and one or more U.S. persons have the authority to control all of its substantial decisions, or certain electing trusts that were in existence on August 20, 1996, and were treated as domestic trusts on August 19, 1996. Shareholders that are partnerships or nonresident aliens, foreign trusts or estates, or foreign corporations may be subject to different U.S. federal income tax treatment. If an entity treated as a partnership for U.S. federal income tax purposes is a beneficial owner of Fund shares, the tax treatment of a partner in the partnership will generally depend upon the status of the partner and the activities of the partnership. You should rely on your own tax adviser for advice about the particular federal, state and local tax consequences regarding your investment in the Fund.

This discussion is based on the assumption that the Fund will qualify under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”) as a regulated investment company and will satisfy certain distribution requirements so that it is not generally subject to federal income tax. If the Fund qualifies under Subchapter M as a regulated investment company, it will not be subject to federal income taxes to the extent that it distributes substantially all of its net investment income and any realized capital gains. There can be no guarantee that these assumptions will be correct.

The Fund expects to distribute substantially all of its ordinary income and net capital gains in excess of any loss carryovers to its shareholders every year. In turn, shareholders will be taxed on distributions they receive, unless the shares are held by certain types of tax-exempt organizations or through tax-advantaged accounts (such as 401(k) plan accounts or individual retirement accounts). Such arrangements are subject to special tax rules.

A shareholder subject to U.S. federal income tax will be subject to tax on Fund income dividends and capital gain distributions whether they are paid in cash or reinvested in additional Fund shares.

Income Dividends and Capital Gains

Distributions properly reported as net capital gain of the Fund will be taxable to Fund shareholders as long-term capital gain, regardless of how long shares of the Fund are held.

Other than distributions of net long-term capital gain, Fund distributions will generally be taxable as ordinary income or, if properly designated by the Fund, as “qualified dividend income” taxable to individual shareholders at a maximum 20% tax rate, provided that the individual receiving the dividend satisfies certain holding period requirements for his or her Fund shares. The amount of distributions from the Fund that will be eligible for the “qualified dividend income” lower maximum rate, however, cannot exceed the amount of dividends received by the Fund that are qualifying dividends (i.e., dividends from U.S. corporations or certain qualifying foreign corporations). Thus, to the extent that dividends from the Fund are attributable to other sources, such as taxable interest, fees from securities lending transactions, certain distributions from real estate investment trusts, Code section 988 transactions or are short-term capital gains, such dividends will not be eligible for the lower rate. However, if at least 95% of the Fund’s “gross income” is from qualifying dividends, then 100% of its distributions will be eligible for the lower rate. For these purposes, the Fund’s gross income does not include gain from the disposition of stock or securities except to the extent that the net short-term capital gain from such dispositions exceeds the net long-term capital loss from such dispositions. Fund distributions are taxable regardless of whether they are paid in cash or reinvested in additional shares.

Shareholders of the Fund will recognize taxable gain or loss on a sale, exchange or redemption of shares of the Fund, including an exchange of shares for shares of another Fund, based on the difference between the shareholder’s adjusted tax basis in the shares disposed of and the amount received for them. Generally, this gain or loss will be long-term if the shareholder’s holding period for the shares disposed of exceeds 12 months, except that any loss realized on shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends that were received on the shares. Any loss realized on a disposition of shares of the Fund may be disallowed under “wash sale” rules to the extent that the shares disposed of are replaced with other substantially identical shares of the same Fund within a period of 61 days beginning 30 days before the shares are disposed of, such as pursuant to a dividend reinvestment in shares of the Fund. If disallowed, the loss will be reflected in an adjustment to the basis of the shares acquired.

Fund distributions of earnings and gains are taxable to a shareholder even if they are paid from income or gains earned by the Fund prior to the shareholder’s investment and thus were included in the price paid for the shares. Thus, a shareholder who purchases shares on or just before the record date of a Fund distribution will pay full price for the shares and may receive a portion of his or her investment back as a taxable distribution. While in effect a return of capital to the shareholder, the distribution is still taxable even though the shareholder did not participate in these gains. An investor can avoid this by investing soon after the Fund has made a distribution.

Any distributions on, sales, exchanges or redemptions of, shares held in an IRA (or other tax-qualified plan) are generally not currently taxable.

Fund dividends paid to corporate shareholders that are attributable to qualifying dividends received from U.S. domestic corporations may be eligible for the corporate dividends-received deduction, subject to certain holding period requirements and debt financing limitations.

20	Prospectus | January 28, 2019

The Fund (or its administrative agent) must report to the IRS and furnish to Fund shareholders the cost basis information for Fund shares purchased and sold. In addition to the requirement to report the gross proceeds from the sale of Fund shares, the Fund will also be required to report the cost basis information for such shares and indicate whether such shares had a short-term or long-term holding period. These requirements do not apply to investments through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement plan. If a shareholder does not make an election among the available IRS-accepted cost basis methods, the Fund will use a default cost basis method for the shareholder. The cost basis method elected or applied may not be changed after the settlement date of a sale of Fund shares. Fund shareholders should consult with their tax advisers concerning the most desirable IRS-accepted cost basis method for their tax situation and to obtain more information about how cost basis reporting applies to them.

A Medicare surtax of 3.8% will be imposed on certain net investment income (including ordinary dividends and capital gain distributions received from the Fund and net gains from redemptions or other taxable dispositions of Fund shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds a certain amount. Any liability for this additional tax will be reported on, and paid with, the shareholder’s federal income tax return.

A shareholder of the Fund may be subject to backup withholding on any distributions of income, capital gains, or proceeds from the sale or exchange of Fund shares if the shareholder (i) has provided either an incorrect tax identification number or no such number, (ii) is subject by the IRS to backup withholding for failure to properly report payments of interest or dividends, (iii) has failed to certify that the shareholder is not subject to backup withholding, or (iv) has not certified that the shareholder is a U.S. person. The backup withholding rate is 24% for tax years after 2017 and before 2026.

The Fund may be subject to foreign taxes or foreign tax withholding on dividends, interest and certain capital gains earned from its foreign security investments. A shareholder may be ineligible for any offsetting tax credit or tax deduction under U.S. tax laws for shareholder’s portion of the Fund’s foreign tax obligations. See the Statement of Additional Information for further information.

Non-U.S. Persons. Non-U.S. persons that are considering the purchase of Fund shares should consult with their own tax advisers regarding the U.S. federal, foreign, state and local tax consequences of the purchase, ownership and disposition of the shares.

Annual Notifications. Each year, the Fund will notify shareholders of the tax status of dividends and distributions.

State and Local Income Taxes. Shareholders may also be subject to state and local income taxes on distributions and redemptions. Shareholders should consult their tax advisers regarding the tax status of distributions in their state and locality.

For more information, see the SAI under “TAXES.”

Tax Cuts and Jobs Act. In 2017, Congress enacted far-reaching changes to the U.S. income tax laws generally effective for taxable years beginning after December 31, 2017. Most of the changes applicable to individuals are temporary and apply only to taxable years beginning after December 31, 2017 and before January 1, 2026. These changes may directly or indirectly affect investments in the Fund. See the SAI under “TAXES-Tax Cuts and Jobs Act.”

For more information, see the SAI under “TAXES.” Investors should consult with their tax advisers regarding the U.S. federal, foreign, state and local tax consequences of an investment in the Fund.

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the financial performance of the DDJ Opportunistic High Yield Fund for each fiscal period shown. Please note that the financial highlights information in the following table represents financial highlights of the Fund through September 30th of each fiscal period shown below. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned on an investment in the DDJ Opportunistic High Yield Fund (assuming reinvestment of all dividends and distributions). Financial highlights for the years ended September 30, 2018 and September 30, 2017 have been audited by Cohen & Company, Ltd. (“Cohen”), the Fund’s independent registered public accounting firm, and financial highlights for prior periods were audited by other auditors. Cohen’s report, along with the Fund’s financial statements, is included in its annual report, which is available upon request and free of charge by calling the Fund at 1-844-363-4898.

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DDJ OPPORTUNISTIC HIGH YIELD FUND

INSTITUTIONAL CLASS

For a Share Outstanding Throughout the Periods Presented

	For the Year Ended September 30, 2018	For the Year Ended September 30, 2017	For the Year Ended September 30, 2016	For the Period Ended September 30, 2015(a)
NET ASSET VALUE, BEGINNING OF PERIOD	$10.04	$9.84	$9.76	$10.00

INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(b)	0.84	0.87	0.72	0.08
Net realized and unrealized gain/(loss) on investments	(0.43)	0.33	0.06	(0.26)
Total from investment operations	0.41	1.20	0.78	(0.18)

LESS DISTRIBUTIONS:
From net investment income	(0.82)	(0.89)	(0.70)	(0.06)
From net realized gains	(0.10)	(0.11)	—	—
Total distributions	(0.92)	(1.00)	(0.70)	(0.06)

NET INCREASE/(DECREASE) IN NET ASSET VALUE	(0.51)	0.20	0.08	(0.24)
NET ASSET VALUE, END OF PERIOD	$9.53	$10.04	$9.84	$9.76

TOTAL RETURN(c)	4.26%	12.73%	8.41%	(1.77)%

SUPPLEMENTAL DATA:
Net assets, end of period (000s)	$8,801	$7,101	$7,916	$2,968
RATIOS TO AVERAGE NET ASSETS
Operating expenses excluding reimbursement/waiver	3.81%	4.61%	5.19%	14.66	%(d)
Operating expenses including reimbursement/waiver	0.79%	0.79%	0.79%	0.79	%(d)
Net investment income - including reimbursement/waiver	8.56%	8.67%	7.55%	3.71	%(d)
PORTFOLIO TURNOVER RATE(e)	147%	86%	72%	4%

(a)	Commenced operations on July 17, 2015.
(b)	Calculated using the average shares method.
(c)

Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal year. Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(d)	Annualized.
(e)	Portfolio turnover rate for periods less than one full year have not been annualized.

22	Prospectus | January 28, 2019

CLASS I

For a Share Outstanding Throughout the Periods Presented

	For the Year Ended September 30, 2018		For the Year Ended September 30, 2017		For the Year Ended September 30, 2016	For the Period Ended September 30, 2015(a)
NET ASSET VALUE, BEGINNING OF PERIOD	$10.04		$9.84		$9.76	$10.00

INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(b)	0.81		0.86		0.73	0.07
Net realized and unrealized gain/(loss) on investments	(0.39)		0.33		0.05	(0.24)
Total from investment operations	0.42		1.19		0.78	(0.17)

LESS DISTRIBUTIONS:
From net investment income	(0.82)		(0.88)		(0.70)	(0.07)
From net realized gains	(0.10)		(0.11)		—	—
Total distributions	(0.92)		(0.99)		(0.70)	(0.07)

REDEMPTION FEES ADDED TO PAID-IN CAPITAL	0.00	(c)	—		—	—
NET INCREASE/(DECREASE) IN NET ASSET VALUE	(0.50)		0.20		0.08	(0.24)
NET ASSET VALUE, END OF PERIOD	$9.54		$10.04		$9.84	$9.76

TOTAL RETURN(d)	4.42%		12.63%		8.43%	(1.76)%

SUPPLEMENTAL DATA:
Net assets, end of period (000s)	$723		$732		$650	$98
RATIOS TO AVERAGE NET ASSETS
Operating expenses excluding reimbursement/waiver	3.04%		4.63%		5.10%	14.74	%(e)
Operating expenses including reimbursement/waiver	0.79	%(f)	0.80	%(f)	0.89%	0.89	%(e)
Net investment income - including reimbursement/waiver	8.29%		8.66%		7.55%	3.47	%(e)
PORTFOLIO TURNOVER RATE(g)	147%		86%		72%	4%

(a)	Commenced operations on July 17, 2015.
(b)	Calculated using the average shares method.
(c)	Less than $0.005 per share.
(d)

Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal year. Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(e)	Annualized.
(f)

According to the Fund’s shareholder services plan with respect to the Fund’s Class I shares, any amount of such payment not paid during the Fund’s fiscal year for such services activities shall be reimbursed to the Fund as soon as practical after the end of the fiscal year. Fees were reimbursed to the Fund during the years ended September 30, 2018 and September 30, 2017, in the amounts of 0.10% and 0.09% of average net assets of Class I shares.

(g)	Portfolio turnover rate for periods less than one full year have not been annualized.

www.ddjfunds.com	23

DDJ OPPORTUNISTIC HIGH YIELD FUND

CLASS II

For a Share Outstanding Throughout the Periods Presented

	For the Year Ended September 30, 2018		For the Year Ended September 30, 2017		For the Year Ended September 30, 2016	For the Period Ended September 30, 2015(a)
NET ASSET VALUE, BEGINNING OF PERIOD	$10.04		$9.83		$9.76	$10.00

INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(b)	0.79		0.84		0.68	0.07
Net realized and unrealized gain/(loss) on investments	(0.41)		0.32		0.06	(0.25)
Total from investment operations	0.38		1.16		0.74	(0.18)

LESS DISTRIBUTIONS:
From net investment income	(0.77)		(0.84)		(0.67)	(0.06)
From net realized gains	(0.10)		(0.11)		—	—
Total distributions	(0.87)		(0.95)		(0.67)	(0.06)

REDEMPTION FEES ADDED TO PAID-IN CAPITAL	0.00	(c)	—		—	—
NET INCREASE/(DECREASE) IN NET ASSET VALUE	(0.49)		0.21		0.07	(0.24)
NET ASSET VALUE, END OF PERIOD	$9.55		$10.04		$9.83	$9.76

TOTAL RETURN(d)	3.97%		12.38%		8.06%	(1.80)%

SUPPLEMENTAL DATA:
Net assets, end of period (000s)	$1,292		$201		$106	$98
RATIOS TO AVERAGE NET ASSETS
Operating expenses excluding reimbursement/waiver	3.83%		4.86%		6.18%	14.99	%(e)
Operating expenses including reimbursement/waiver	1.08	%(f)	1.05	%(f)	1.14%	1.14	%(e)
Net investment income - including reimbursement/waiver	8.16%		8.41%		7.15%	3.22	%(e)
PORTFOLIO TURNOVER RATE(g)	147%		86%		72%	4%

(a)	Commenced operations on July 17, 2015.
(b)	Calculated using the average shares method.
(c)	Less than $0.005 per share.
(d)

Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal year. Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(e)	Annualized.
(f)

According to the Fund’s shareholder services plan with respect to the Fund’s Class II shares, any amount of such payment not paid during the Fund’s fiscal year for such services activities shall be reimbursed to the Fund as soon as practical after the end of the fiscal year. Fees were reimbursed to the Fund during the years ended September 30, 2018 and September 30, 2017, in the amounts of 0.06% and 0.09% of average net assets of Class II shares.

(g)	Portfolio turnover rate for periods less than one full year have not been annualized.

24	Prospectus | January 28, 2019

Page Intentionally Left Blank.

ADDITIONAL INFORMATION ABOUT THE FUND

Shareholder Reports

Annual and semi-annual reports to shareholders provide additional information about the Fund’s investments. These reports, when available, will discuss the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year.

Statement of Additional Information

The Statement of Additional Information provides more detailed information about the Fund. It is incorporated by reference into (is legally a part of) this Prospectus.

Householding Relationships

The Fund sends only one report to a household if more than one account has the same address. Contact the Transfer Agent if you do not want this policy to apply to you.

How to Obtain Additional Information

You can obtain shareholder reports or the statement of additional information (without charge), make inquiries or request other information about the Fund by contacting the Transfer Agent at 1-844-363-4898, by writing the Fund at DDJ Opportunistic High Yield Fund, P.O. Box 1920, Denver, CO 80201, or by calling your financial consultant. This information is also available free of charge on the Fund’s website at www.ddjfunds.com.

You can also review the Fund’s shareholder reports, prospectus and statement of additional information at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. You can get copies of these materials after paying a fee by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing to the Public Reference Section of the Commission, Washington, D.C. 20549-1520. Information about the public reference room may be obtained by calling 202-551-8090. You can get the same reports and information free from the EDGAR Database on the Commission’s Internet web site at http://www.sec.gov.

If someone makes a statement about the Fund that is not in this Prospectus, you should not rely upon that information. Neither the Fund nor the Distributor is offering to sell shares of the Fund to any person to whom the Fund may not lawfully sell its shares.

(Investment Company Act file no. 811-22747)

STATEMENT OF ADDITIONAL INFORMATION

January 28, 2019

DDJ OPPORTUNISTIC HIGH YIELD FUND

Classes	Tickers
Institutional Class	DDJIX
Class I	DDJCX
Class II	DDJRX

P.O. Box 1920

Denver, CO  80201

This Statement of Additional Information (“SAI”) expands upon and supplements the information contained in the current Prospectus for Institutional Class, Class I and Class II shares of the Fund listed above, which is a separate series ALPS Series Trust, a Delaware statutory trust (the “Trust”).  The series of the Trust represents shares of beneficial interest in a separate portfolio of securities and other assets with its own objective and policies.  DDJ Capital Management, LLC (the “Adviser”) is the investment adviser of the Fund.

This SAI is not a prospectus and is only authorized for distribution when preceded or accompanied by the Fund’s current prospectus dated January 28, 2019, as supplemented from time to time (the “Prospectus”).  This SAI supplements and should be read in conjunction with the Prospectus, a copy of which may be obtained without charge by writing the DDJ Opportunistic High Yield Fund at the address listed above, or by calling the Fund’s transfer agent at 1-844-363-4898.  The Fund’s most recent Annual Report, if any, is incorporated by reference into this SAI and can be obtained free of charge, by calling the toll-free number printed above.

ORGANIZATION AND CLASSIFICATION

ALPS Series Trust

This SAI includes information about the DDJ Opportunistic High Yield Fund (the “Fund”).  The Fund is a series of the ALPS Series Trust (the “Trust”), an open-end, management investment company organized as a Delaware statutory trust on January 12, 2012.

Classification

The Investment Company Act of 1940, as amended (the “1940 Act”), classifies mutual funds as either diversified or non-diversified.  The follow table shows the Fund’s classification:

Fund	Classification
DDJ Opportunistic High Yield Fund	Diversified

ADDITIONAL INVESTMENT ACTIVITIES AND RISKS

The Fund’s principal investment objectives and strategies are discussed in the Prospectus under the “SUMMARY SECTION” for the Fund and under “INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES.”  In order to achieve its investment objective, the Fund generally makes investments of the sort described in the Prospectus.

The Fund may also invest in certain types of securities, or engage in certain investment activities, as generally discussed below.  In addition, the Fund may be subject to additional risks in connection with its investments in such securities or as a result of the Fund’s investment strategies or activities.

The table below reflects the principal or non-principal nature with respect only to the Fund’s direct investments or activities.

	Principal	Non- Principal
Bank Loan Risk	X
Bankruptcy and Restructuring Risk		X
Below-Investment Grade Risk	X
Cash Positions	X
Convertible Bond Risk	X
Credit Risk	X
Cyber Security Risk		X
Debt Securities Risk	X
Derivatives Risk		X
Equity Securities Risk	X
ETF and Other Investment Company Risk		X
Interest Rate Risk	X
Leverage Risk		X

1

	Principal	Non- Principal
Liquidity Risk	X
Management and Strategy Risk	X
Market Risk	X
Money Market Instruments/Securities	X
Preferred Stock Risk	X
Portfolio Turnover Risk		X
Prepayment and Extension Risk	X
Rule 144A Securities Risk	X
Small- and Mid-cap Risk		X
Use of Segregated and Other Special Accounts; Derivatives		X
Valuation Risk		X
Zero Coupon Securities Risk		X

Bank Loan Risk.  The Fund may (and typically does) invest a significant amount of its net asset value in bank loans.  Such loans may not be rated by a national ratings agency at the time of investment, will not be registered with the Securities and Exchange Commission, and typically will not be listed on a securities exchange.  In addition, the amount of public information available with respect to loans generally will be less extensive than that available for more widely traded, registered and exchange-listed securities.  Because the interest rates of loans reset frequently, if market interest rates fall, the loans’ interest rates may be reset to lower levels, potentially reducing a portfolio's income.

The size of the trading market for loans is generally smaller than that for registered equities and investment grade rated bond securities; as such, loans may be relatively illiquid compared to those types of securities.  Liquidity relates to the ability of a portfolio to sell an investment in a timely manner at a price approximately equal to its value on the portfolio’s books.  A portfolio’s ability to realize the full value of its assets may be impaired in the event of a voluntary or involuntary liquidation of any illiquid assets.  Furthermore, in the event of an economic downturn, a substantial increase or decrease in interest rates, or other type of market dislocation, the market for loans may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods.  In those instances, loans may be difficult to value and prices provided by external pricing services may not reflect the true fair value of the assets.

Borrowers may default on their obligations to pay principal or interest owed under loans when due.  This non-payment would result in a reduction of income to a portfolio and a reduction in the value of a loan experiencing non-payment.  Although some loans in which a portfolio will invest will be secured by specific collateral, there can be no assurance that liquidation of such collateral would satisfy the borrower’s obligation in the event of non-payment of scheduled interest or principal or that such collateral could be readily liquidated. In the event of bankruptcy of a borrower, the portfolio could experience delays or limitations in its ability to realize the benefits of any collateral securing a loan.

The Fund may purchase a participation interest in a loan and by doing so acquire some or all of the interest of the bank or other lending institution making the loan to a corporate borrower.  A participation interest typically results in the portfolio having a contractual relationship with the lender and not the borrower.  In such circumstances, the portfolio will have the right to receive payments of principal, interest and any fees to which it is entitled only from the bank or other lending institution selling the participation and only upon receipt by the bank or other lending institution of the payments from the borrower.  Since the portfolio has only acquired a participation in the loan made by a third party (i.e., the banker or other lending institution), the portfolio may not be able to control the exercise of any remedies that such third party would have under the loan.  Although the participation interest is in a loan, there can be no assurance that the principal and interest owed on the loan will be repaid in full.

2

The Fund may experience delays in the settlement of certain loan transactions, which are more complicated, are paperwork intensive, and require greater internal resources to settle compared with bonds, particularly in the case of loans that are or become distressed.  Unlike the securities markets, there is no central clearinghouse for loan trades, and the loan market has not established enforceable settlement standards or remedies for failure to settle.  Such delays may prevent the Fund from obtaining liquidity of certain assets within a desired timeframe.  Furthermore, pursuant to certain insolvency laws, a counterparty may have the ability to reject or terminate an unsettled loan transaction.  If a counterparty rejects an unsettled transaction, the Fund might lose any increase in value with respect to such loan that accrued while the transaction remained unsettled.

Bankruptcy and Restructuring Risk.  The Fund may target securities and other obligations of issuers that are in financial difficulty, and/or may be in, entering, or emerging from, bankruptcy proceedings. Bankruptcy or other insolvency proceedings are highly complex and may result in unpredictable outcomes.  In any investment opportunity involving work-outs, liquidations, spin-offs, reorganizations, bankruptcies and similar transactions, there exists the risk that the contemplated transaction may be unsuccessful.  Similarly, if an anticipated transaction does not in fact occur, the Fund may be required to sell the investment at a loss.  The level of analytical sophistication, both financial and legal, necessary for successful investment in companies experiencing significant business and financial difficulties is unusually high.  Because there is a substantial uncertainty concerning the outcome of transactions involving financially troubled companies in which the Fund may invest, there is a potential risk of loss of the entire investment in such companies, as well as the risk that the Fund may be required to accept cash or new securities with a value less than the Fund’s original investment and/or may be required to accept payment over an extended period of time.  Under such circumstances, the returns generated from the Fund’s investments may not compensate it adequately for the risks assumed.

Below-Investment Grade Risk. The Fund will invest in high yield securities rated below BBB by S&P or Baa by Moody’s. High yield securities generally offer a higher current yield than that available from higher grade issues, but typically involve greater risk and are described as speculative by both S&P and Moody’s.  Securities rated below investment grade are commonly referred to as “junk bonds.”  The ability of issuers of high yield securities to make timely payments of interest and principal may be adversely impacted by adverse changes in general economic conditions, changes in the financial condition of the issuers and price fluctuations in response to changes in interest rates.  High yield securities are less liquid than investment grade securities and may be difficult to price or sell, particularly in times of negative market sentiment toward high yield securities.

Cash Positions.  The Fund may not always stay fully invested.  For example, when the Adviser believes that market conditions are unfavorable for profitable investing, or when it is otherwise unable to locate attractive investment opportunities in the high yield market, the Fund’s cash or similar investments may increase.  In other words, cash or similar investments generally are a residual – they represent the assets that remain after the Fund has committed available assets to desirable investment opportunities.  When the Fund’s investments in cash or similar investments increase, it may not participate in market advances to the same extent that it would if the Fund remained more fully invested, and the Fund’s ability to achieve its investment objective may be affected.

3

Convertible Bond Risk.  Convertible bonds are hybrid securities that have characteristics of both bonds and common stocks and are therefore subject to both debt security risks and equity risk.  Convertible bonds are subject to equity risk especially when their conversion value is greater than the interest and principal value of the bond.  The prices of equity securities may rise or fall because of economic or political changes and may decline over short or extended periods of time.

Credit Risk.  There is a risk that issuers and counterparties will not make payments on securities and other investments held by the Fund, resulting in losses to the Fund.  In addition, the credit quality of fixed income securities held by the Fund may be lowered if an issuer’s financial condition changes.  High yield or junk bonds as well as other debt securities issued by below investment grade issuers are more susceptible to these risks than debt of higher quality issuers.

Debt Securities Risk. Debt securities in which the Fund may (and typically does) invest are subject to several types of investment risk, including market or interest rate risk (i.e., the risk that their value will be inversely affected by fluctuations in the prevailing interest rates), credit risk (i.e., the risk that the issuer may be unable to make timely interest payments and repay the principal upon maturity), call or prepayment risk, (i.e., the risk that certain debt securities with high interest rates will be prepaid or “called” by the issuer before they mature), and event risk (i.e., the risk that certain debt securities may suffer a substantial decline in credit quality and market value if the issuer restructures).

Derivatives Risk.  The Fund may invest in derivative securities for bona fide hedging purposes. A derivative security is a financial contract whose value is based on (or “derived from”) a traditional security (such as a bond) or a market index.  The use of futures, options, repurchase agreements and other derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments, and include leverage, volatility, liquidity, credit and tracking risks.  Long options positions may expire worthless.

Equity Securities Risk. The Fund may invest in equity securities.  Equity securities (which generally include common stocks, preferred stocks, warrants, securities convertible into common or preferred stocks and similar securities) are generally volatile and more risky than some other forms of investment.  Equity securities of companies with relatively small market capitalizations may be more volatile than the securities of larger, more established companies than the broad equity market indices generally.  This risk of loss is further elevated because the Fund may target businesses that may be experiencing or recently experienced financial distress, or may be in, entering, or emerging from, bankruptcy proceedings.  Common stock and other equity securities may take the form of stock in corporations, partnership interests, interests in limited liability companies and other direct or indirect interests in business organizations.

ETF and Other Investment Company Risk.  The Fund may also invest in ETFs.  ETFs are funds whose shares are traded on a national exchange. ETFs may be based on underlying equity or fixed income securities, as well as commodities or currencies. ETFs do not sell individual shares directly to investors and only issue their shares in large blocks known as “creation units.” The investor purchasing a creation unit then sells the individual shares on a secondary market. Although similar diversification benefits may be achieved through an investment in another investment company, ETFs generally offer greater liquidity and lower expenses. Because an ETF incurs its own fees and expenses, shareholders of the Fund investing in an ETF will indirectly bear those costs. Such Fund will also incur brokerage commissions and related charges when purchasing or selling shares of an ETF. Unlike typical investment company shares, which are valued once daily, shares in an ETF may be purchased or sold on a securities exchange throughout the trading day at market prices that are generally close to the net asset value (“NAV”) of the ETF.

4

The Fund may also invest in investment companies that are corporations, trusts, or partnerships that invest pooled shareholder dollars in securities appropriate to the organization’s objective. Mutual funds, closed-end funds, unit investment trusts and ETFs are examples of investment companies. By investing in another investment company, the Fund will indirectly bear any asset-based fees and expenses charged by the underlying investment company in which the Fund invests.  Investments in securities of other investment companies are subject to statutory limitations prescribed by the 1940 Act. Absent an available exemption, the Fund may not: (i) acquire more than 3% of the voting securities of any other investment company; (ii) invest more than 5% of its total assets in securities of any one investment company; or (iii) invest more than 10% of its total assets in securities of all investment companies.

Interest Rate Risk.  Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates.  As nominal interest rates rise, the value of fixed income securities held by the Fund are likely to decrease.  Securities with longer durations tend to be more sensitive to changes in interest rates, and are usually more volatile than securities with shorter durations.  In certain interest rate environments, such as when real interest rates are rising faster than nominal interest rates, inflation-indexed securities may experience greater losses than other fixed income securities with similar durations.

Leverage Risk.  The use of leverage by the Fund, such as borrowing money to purchase securities or the use of options, will cause the Fund to incur additional expenses and magnify the Fund's gains or losses.  The Fund intends to generally use leverage, if any, to meet Fund redemptions.

Liquidity Risk.  Liquidity risk exists when particular investments are difficult to sell.  The Fund may not be able to sell these investments at the best prices or at the value the Fund places on them.  In such a market, the value of such investments and the Fund’s share price may fall dramatically, even during periods of declining interest rates.  Investments that are illiquid or that trade in lower volumes may be more difficult to value.  The market for high yield securities in particular may be less liquid and therefore these securities may be harder to value or sell at an acceptable price, especially during times of market volatility or decline.

Management and Strategy Risk.  The Fund is an actively managed portfolio.  Investment strategies employed by the Fund may not result in an increase in the value of your investment or in overall performance equal to other investments.  In addition, the Fund’s tactical asset allocation strategy may be unsuccessful and may cause the Fund to incur losses.  Furthermore, the Adviser will invest and trade without regard to portfolio turnover considerations, and the Fund’s annual portfolio turnover rate and investment costs and charges may, therefore, be greater than the turnover rates and costs of other types of investment vehicles.

Market Risk.  The market price of a security or instrument may decline, sometimes rapidly or unpredictably, due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic or political conditions throughout the world, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally.  The market value of a security or instrument also may decline because of factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry.

Money Market Instruments/Securities.  In seeking to provide downside protection, during periods of high market volatility the Fund may hold money market instruments, including commercial paper, bankers acceptances, certificates of deposit and other short-term debt securities.

Preferred Stock Risk.  Preferred stocks may be more volatile than fixed income securities and are more correlated with the issuer’s underlying common stock than fixed income securities.  Additionally, the dividend on a preferred stock may be changed or omitted by the issuer. While most preferred stocks pay a dividend, the Fund may purchase preferred stock where the issuer has omitted, or is in danger of omitting, payment of its dividend.

5

Prepayment and Extension Risk. When interest rates fall, issuers of high interest debt obligations may pay off the debts earlier than expected (prepayment risk), and the Fund may have to reinvest the proceeds at lower yields. When interest rates rise, issuers of lower interest debt obligations may pay off the debts later than expected (extension risk), thus keeping the Fund’s assets tied up in lower interest debt obligations. Ultimately, any unexpected behavior in interest rates could increase the volatility of the Fund’s share price and yield and could hurt Fund performance. Prepayments could also create capital gains tax liability in some instances.

Portfolio Turnover Risk.  The Fund may engage in short-term trading to try and achieve its objective, and accordingly may have portfolio turnover rates in excess of 100%.  A portfolio turnover rate of 100% is equivalent to a fund buying and selling all of the securities in its portfolio once during the course of a year.  How long the Fund holds a security in its portfolio is generally not a factor in making buy and sell decisions.  Increased portfolio turnover may cause the Fund to incur higher brokerage costs, which may adversely affect the Fund’s performance, and may produce increased taxable distributions.  Distributions resulting from short-term trading may be taxed at less favorable rates.

Rule 144A Securities Risk.  The market for certain Rule 144A securities may be less active than the market for publicly-traded securities.  Rule 144A securities generally carry a heightened risk that the liquidity of these securities may become impaired, making it more difficult for the Fund to sell these bonds at reasonable prices.

Small- and Mid-cap Risk.  The Fund’s investment approach is focused on identifying attractive securities issued by “middle market” companies.  However, the securities of smaller and mid-size companies tend to be more volatile and less liquid than securities of larger companies.  This can adversely affect the prices at which the Fund can purchase and sell these securities, and thus the value of the Fund’s shares.

Use of Segregated and Other Special Accounts; Derivatives.  Use of many derivatives by the Fund will require, among other things, that the Fund designate liquid assets to cover its obligations under the derivative to the extent the Fund’s obligations are not otherwise “covered” through ownership of the underlying security, financial instrument or currency or otherwise.  In general, either the full amount of any obligation by the Fund to pay or deliver securities or assets must be covered at all times by the securities, instruments or currency required to be delivered, or, subject to any regulatory restrictions, an amount of liquid assets at least equal to the current amount of the obligation must be designated.  A call option on securities written by the Fund, for example, will require the Fund to hold the securities subject to the call (or securities convertible into the needed securities without additional consideration) or to designate liquid securities sufficient to purchase and deliver the securities if the call is exercised.  A call option sold by the Fund on an index will require the Fund to own portfolio securities that correlate with the index or to segregate liquid securities equal to the excess of the index value over the exercise price on a current basis.  A put option on securities written by the Fund will require the Fund to designate liquid securities equal to the exercise price.  If the Fund holds any credit default swaps in its portfolio, the Fund expects to segregate assets equal to the full notional amount of each transaction.

Valuation Risk.  Unlike publicly traded common stock, which trades on national exchanges, there is no central exchange for fixed-income securities, including bank loans, to trade.  Such fixed-income securities generally trade on an “over-the-counter” market, where the buyer and seller can settle on a price.  Due to the lack of centralized information and trading, the valuation of fixed-income securities may carry more risk than that of common stock.  Uncertainties in the conditions of the financial market, unreliable reference data, lack of transparency and inconsistency of valuation models and processes may lead to inaccurate asset pricing.  In addition, other market participants may value securities differently than the Fund.  As a result, the Fund may be subject to the risk that when a fixed-income security is sold in the market, the amount received by the Fund is less than the value of such fixed-income security carried on the Fund’s books.

6

Zero Coupon Securities Risk. While interest payments are not made on such securities, holders of such securities are deemed to have received income (“phantom income”) annually, notwithstanding that cash may not be received currently.  See “TAXES.” The effect of owning instruments that do not make current interest payments is that a fixed yield is earned not only on the original investment but also, in effect, on all discount accretion during the life of the obligations.  This implicit reinvestment of earnings at a fixed rate eliminates the risk of being unable to invest distributions at a rate as high as the implicit yield on the zero coupon bond, but at the same time eliminates the holder’s ability to reinvest at higher rates in the future.  For this reason, some of these securities may be subject to substantially greater price fluctuations during periods of changing market interest rates than are comparable securities that pay interest currently.  Zero coupon securities may be subject to greater fluctuation in value and less liquidity in the event of adverse market conditions than comparably rated securities that pay cash interest at regular intervals.  Further, the Fund is required to distribute income to its shareholders and, consequently, may have to dispose of other, more liquid portfolio securities under disadvantageous circumstances or may have to leverage itself by borrowing in order to generate the cash to satisfy these distributions.  The required distributions may result in an increase in the Fund’s exposure to zero coupon securities.  During a period of severe market conditions, the market for such securities may become even less liquid.

 INVESTMENT LIMITATIONS

Fundamental and Non-Fundamental Investment Restrictions

Fundamental Investment Restrictions

The following is a description of fundamental policies of the Fund that may not be changed without the vote of a majority of the Fund’s outstanding voting securities.  Under the 1940 Act, the vote of a majority of the outstanding securities of a company means the vote, at the annual or a special meeting of the security holders of such company duly called: (A) of 67 per centum or more of the voting securities present at such meeting, if the holders of more than 50 per centum of the outstanding voting securities of such company are present or represented by proxy; or (B) of more than 50 per centum of the outstanding voting securities of such company, whichever is less.  The other restrictions set forth below, as well as the Fund’s investment objective and each of the other investment restrictions set forth in the Prospectus or this SAI and not designated as fundamental, are not fundamental policies and may be changed by the Board of Trustees.  The percentages set forth below and the percentages set forth in the Prospectus apply at the time of the purchase of a security, except (i) with respect to fundamental investment restriction (2) and (7), for which any such required percentages apply at all times and (ii) as otherwise required by applicable law

The Fund may not:

(1)	Purchase securities which would cause 25% or more of the value of its total assets at the time of the purchase to be directly invested in the securities of one or more issuers conducting their principal business activities in the same industry or group of industries (excluding obligations issued or guaranteed by the U.S. Government or any state or territory of the United States or any of their agencies, instrumentalities or political subdivisions);
(2)	Borrow money, except to the extent permitted under the 1940 Act;

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(3)	Make loans, except that the Fund may purchase or hold debt instruments in accordance with its investment objectives and policies; provided however, this restriction does not apply to repurchase agreements or loans of portfolio securities;
(4)	Act as an underwriter of securities of other issuers except that, in the disposition of portfolio securities, it may be deemed to be an underwriter under the federal securities laws;
(5)	Purchase or sell real estate, although the Fund may purchase securities of issuers which deal in real estate, securities which are secured by interests in real estate, and securities which represent interests in real estate, and they may acquire and dispose of real estate or interests in real estate acquired through the exercise of their rights as a holder of debt obligations secured by real estate or interests therein;
(6)	Purchase or sell commodities, unless acquired as a result of ownership of securities or other instruments; however, this restriction shall not prevent the fund from engaging in transactions involving swaps, futures contracts, forward contracts, options or other derivative instruments, investing in securities that are secured by commodities or investing in companies or other entities that are engaged in a commodities or commodities trading business or that have a significant portion of their assets in commodities-related investments, subject to restrictions described in the Fund’s Prospectus and elsewhere in this SAI; and
(7)	Issue senior securities, except for permitted borrowings or as otherwise permitted under the 1940 Act.

For the purposes of restriction (1) above, industry classifications are determined for the Fund in accordance with the industry or sub-industry classifications as defined by level 4 of the Bank of America Merrill Lynch industry classification system.  The Fund may use other classification titles, standards and systems from time to time, as it determines to be in the best interests of shareholders.  The use of any particular classification system is not a fundamental policy.

Restrictions (2) and (7) above shall be interpreted based upon no-action letters and other pronouncements of the staff of the U.S. Securities and Exchange Commission (“SEC”).  Under current pronouncements, certain Fund positions may be excluded from the definition of “senior security” so long as the Fund maintains adequate cover, segregation of assets or otherwise.  See “Borrowing” above.

Non-Fundamental Investment Restrictions

The Board of Trustees may change the Fund’s name, investment objective or its principal investment strategies without a shareholder vote.  The Fund will notify you in writing at least sixty (60) days before making any such change.  In addition, it is contrary to the Fund’s present policies, which may be changed without shareholder vote, to purchase any illiquid security, including any securities whose disposition is restricted under federal securities laws and securities that are not readily marketable, if, as a result, more than 15% of the Fund’s net assets (based on then-current value) would then be invested in such securities.  For purposes of this restriction, the staff of the SEC is presently of the view that repurchase agreements maturing in more than seven days are subject to this restriction.  Until that position is revised, modified or rescinded, the Fund will conduct its operations in a manner consistent with this view.  This limitation on investment in illiquid securities does not apply to certain restricted securities, including securities pursuant to Rule 144A under the Securities Act of 1933, as amended, and certain commercial paper that the Adviser has determined to be liquid under procedures approved by the Board of Trustees.

PORTFOLIO TURNOVER

Purchases and sales of portfolio securities may be made as considered advisable by the Adviser in the best interests of the shareholders.  The Fund’s portfolio turnover rate may vary from year to year, as well as within a year.  The Fund’s distributions of any net short-term capital gains realized from portfolio transactions are taxable to shareholders as ordinary income.  See “TAXES.” In addition, higher portfolio turnover rates can result in corresponding increases in portfolio transaction costs for the Fund.  See “PORTFOLIO TRANSACTIONS AND BROKERAGE” in this SAI.

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For reporting purposes, the Fund’s portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the fiscal year by the monthly average of the value of the portfolio securities owned by the Fund during the fiscal year.  In determining such portfolio turnover, all securities whose maturities at the time of acquisition were one year or less are excluded.  A 100% portfolio turnover rate would occur, for example, if all of the securities in the Fund’s investment portfolio (other than short-term money market securities) were replaced once during the fiscal year.  Portfolio turnover will not be a limiting factor should the Adviser deem it advisable to purchase or sell securities. The table below sets out the Fund’s portfolio turnover rate for the last two fiscal periods as noted:

For the Fiscal Year Ended September 30, 2018	For the Fiscal Period Ended September 30, 2017
147%	86%

DISCLOSURE OF PORTFOLIO HOLDINGS

This Policy sets forth the conditions under which Portfolio Holdings (defined below) data for the Trust on behalf of the Fund may be disclosed to Third Parties (defined below) (which may include the public) and Service Providers (defined below).  No data about the Fund’s portfolio holdings may be disclosed except in accordance with this Policy.

Portfolio Holdings data includes, but is not limited to, the following information about the Fund:  (i) specific securities held; (ii) industry sector breakdowns as a percentage of portfolio net assets; (iii) asset composition (e.g., equities versus bonds); (iv) U.S. versus foreign holdings percentage breakdowns and regional breakdowns (e.g., Asia, North America); and (v) top 10 portfolio holdings in order of position size, including percentage of portfolio.

“Third Parties” or a “Third Party” means a person other than a Service Provider, an employee of a Service Provider, a Trustee of the Board of Trustees of the Trust, or an officer of the Trust.

“Service Providers” or a “Service Provider” includes, but is not limited to, the investment adviser, administrator, custodian, transfer agent, fund accountant, principal underwriter, software or technology service providers, pricing and proxy voting service providers, research and trading service providers, auditors, accountants, and legal counsel, or any other entity that has a need to know such information in order to fulfill their contractual obligations to provide services to the Fund.

Policy Overview

The Board has adopted, on behalf of the Fund, policies and procedures relating to disclosure of the Portfolio Holdings.  These policies and procedures are designed to protect the confidentiality of the Portfolio Holdings’ information and to prevent the selective disclosure of such information.  These policies and procedures may be modified at any time with the approval of the Board.

In order to protect the Fund from any trading practices or other use by a Third Party that could harm the Fund, Portfolio Holdings’ and other Fund-specific information must not be selectively released or disclosed except under the circumstances described below.

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The Board of Trustees will periodically review the list of entities that have received, other than through public channels, Portfolio Holdings data, to ensure that the disclosure of the information was in the best interest of shareholders, identify any potential for conflicts of interest and evaluate the effectiveness of its current portfolio holding policy.

The identity of such entities is provided below:

Name of Recipient	Frequency of Holdings Disclosure	Information Lag	Date of Information	Date Provided to Recipients
DDJ Capital Management, LLC (Adviser)	Daily	None	Daily	Daily
ALPS Fund Services, Inc. (Administrator)	Daily	None	Daily	Daily
MUFG Union Bank, N.A. (Custodian)	Daily	None	Daily	Daily
Cohen & Company, Ltd. (Independent Registered Public Accounting Firm)	As needed	None	As needed	As needed
Davis Graham & Stubbs LLP (Trust Counsel)	As needed	None	As needed	As needed
Thompson Hine LLP (Independent Counsel)	As needed	None	As needed	As needed
Interactive Brokers LLC	Daily	None	Daily	Daily
IHS MarkIt	Daily	None	Daily	Daily
FactSet Research Systems Inc.	Monthly	30 days	Monthly	Monthly

Only officers of the Trust and their authorized agents, including, but not limited to, the Chief Compliance Officer of the Adviser, may approve the disclosure of the Fund’s Portfolio Holdings.  Except as set forth under “Policy Exceptions” below, exceptions to this Policy may only be made if an officer of the Trust and its authorized agents, including, but not limited to, the Chief Compliance Officer of the Adviser, determines that the disclosure is being made for a legitimate business purpose and such disclosures must be documented and reported to the Board on a quarterly basis.  In all cases, Third Parties and Service Providers are required to execute a non-disclosure agreement requiring the recipient to keep confidential any Portfolio Holdings data received and not to trade on the Confidential Portfolio Information (defined below) received.  Neither the Trust nor its Service Providers (nor any persons affiliated with either) can receive any compensation or other consideration in connection with the sharing of the Fund’s Portfolio Holdings.

Disclosure of the Portfolio Holdings’ information that is not publicly available (“Confidential Portfolio Information”) may be made to Service Providers.  In addition, to the extent permitted under applicable law, the Adviser may distribute (or authorize the custodian or principal underwriter to distribute) Confidential Portfolio Information to the Fund’s relevant Service Providers and to facilitate the review of the Fund by certain mutual fund analysts and ratings agencies (such as Morningstar and Lipper Analytical Services) (“Rating Agencies”); provided that such disclosure is limited to the information that the Adviser believes is reasonably necessary in connection with the services to be provided.  As noted above, except to the extent permitted under this Policy, Confidential Portfolio Information may not be disseminated for compensation or other consideration.

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Before any disclosure of Confidential Portfolio Information to Service Providers or Rating Agencies is permitted, the Adviser’s Chief Compliance Officer (or persons designated by the Adviser’s Chief Compliance Officer) must determine in writing that, under the circumstances, the disclosure is being made for a legitimate business purpose.  Furthermore, the recipient of Confidential Portfolio Information by a Service Provider or Rating Agency must be subject to a written confidentiality agreement that prohibits any trading upon the Confidential Portfolio Information or the recipient must be subject to professional or ethical obligations not to disclose or otherwise improperly use the information, such as would apply to independent registered public accounting firms or legal counsel.

The Fund’s Adviser shall have primary responsibility for ensuring that the Portfolio Holdings’ information is disclosed only in accordance with this Policy.  As part of this responsibility, the Fund’s Adviser will maintain such internal policies and procedures as it believes are reasonably necessary for preventing the unauthorized disclosure of Confidential Portfolio Information.

Full Portfolio Holdings

The disclosure policy currently authorizes the quarterly dissemination of full portfolio holdings of the Fund with a thirty (30) calendar day lag.  Except as set forth in this Policy, the full holdings of the Fund will also be disclosed on a quarterly basis on forms required to be filed with the SEC as follows: (i) Portfolio Holdings as of the end of each fiscal year will be filed as part of the annual report filed on Form N-CSR; (ii) Portfolio Holdings as of the end of the first and third fiscal quarters will be filed in Form N-Q; and (iii) Portfolio Holdings as of the end of the second fiscal quarter will be filed as part of the semi-annual report filed on Form N-CSR.  The Trust’s Form N-CSRs and Form N-Qs are available free of charge on the SEC’s website at www.sec.gov. Portfolio holdings information may be separately provided to any person, including rating and ranking organizations such as Morningstar and Lipper, at the same time that it is filed with the SEC.

Partial Portfolio Holdings

Except as set forth in this Policy, partial Portfolio Holdings information will only be provided to Third Parties for the most recent month-end period and only after a thirty (30) calendar day delay from the end of the month being provided.  These holdings may include any combination of the Portfolio Holdings information, except for full Portfolio Holdings.

Policy Exceptions

The following disclosures of Portfolio Holdings are not prohibited by this Policy:

§	Disclosures that are required by law;
§	Disclosures necessary for Service Providers to perform services to the Fund, provided that they are made pursuant to a written agreement between the Service Provider and the receiving party that restricts such receiving party’s use of the information;
§	Disclosure necessary for Rating Agencies to assess applicable fund ratings;
§	Disclosures necessary to broker-dealers or banks as a part of the normal buying, selling, shorting or other transactions in portfolio securities;
§	Disclosures to the applicable Fund’s or Service Providers’ regulatory authorities, accountants or counsel; and
§	Disclosures to the Adviser of compiled data concerning accounts managed by the Adviser.

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PORTFOLIO TRANSACTIONS AND BROKERAGE

Investment Decisions and Portfolio Transactions

Investment decisions for the Fund are made with a view to achieving its investment objectives. Investment decisions are the product of many factors in addition to basic suitability for the particular client involved (including the Fund).  Some securities considered for investment by the Fund may also be appropriate for other clients served by the Adviser.  Thus, a particular security may be bought or sold for certain clients even though it could have been bought or sold for other clients at the same time.  If a purchase or sale of securities consistent with the investment policies of the Fund and one or more of these clients is considered at or about the same time, transactions in such securities will be allocated among the Fund and clients in a manner deemed fair and reasonable by the Adviser.  Particularly when investing in less liquid or illiquid securities of smaller capitalization companies, such allocation may take into account the asset size of the Fund in determining whether the allocation of an investment is suitable.  The Adviser may aggregate orders for the Fund with simultaneous transactions entered into on behalf of its other clients so long as price and transaction expenses are averaged either for the portfolio transaction or for that day.  Likewise, a particular security may be bought for one or more clients when one or more clients are selling the security.  In some instances, one client may sell a particular security to another client (in all cases, in compliance with applicable law).  There may be circumstances when purchases or sales of portfolio securities for one or more clients will have an adverse effect on other clients, including the Fund.

Brokerage and Research Services

The Adviser places orders for the purchase and sale of portfolio securities for the Fund through several brokers or dealers.  The Adviser conducts a thorough analysis, based on its policies and procedures, to determine the broker or dealer to be used and the commission rates to be paid.  The factors involved in the broker or dealer selection include transaction costs, broker research capabilities and service level.

The commissions paid by the Fund (which, in the case of fixed income transactions, are reflected in the bid-ask spread) comply with the Adviser’s duty to obtain “best execution.”  The Fund may pay commissions that are higher than that which they could obtain at another financial institution to effect the same transaction.  The Adviser conducts an analysis and makes a determination as to the reasonableness of commissions in relation to the value of the brokerage and research services received.  In seeking best execution, the determinative factor is not the lowest possible cost, but whether the transaction represents the best qualitative execution, taking into consideration the full range of services, including without limitation, the value of research provided, execution capability, commission rates, and responsiveness.  The Adviser seeks competitive rates but may not obtain the lowest possible commission rates for Fund transactions.  Although the Fund may use a broker-dealer that sells Fund shares to effect transactions for the Fund’s portfolio, the Fund will not consider the sale of Fund shares as a factor when selecting broker-dealers to execute those transactions.

Subject to the Adviser’s policy of seeking best execution for transactions, and subject to the criteria of Section 28(e) of the Securities and Exchange Act of 1934, as amended (the “1934 Act”), the Adviser may place trades with a broker-dealer that provides brokerage and research services.  The Adviser may have an incentive to select or recommend a broker based on its interest in receiving research or other products or services, rather than its interest in receiving the most favorable execution for the Fund.  However, in selecting a broker for research, the Adviser makes a good faith determination that the amount of commission charged is reasonable in relation to the value of the brokerage, research received.  The determination may be viewed in terms of a particular transaction or the Adviser’s overall responsibilities with respect to the accounts over which it exercises investment discretion.  Research and brokerage services provided by broker-dealers chosen by the Adviser to place the Fund’s portfolio transactions may be useful to the Adviser in providing services to the Adviser’s other clients, although not all of these services may be necessarily useful and of value to the Adviser in managing the Fund.  Conversely, brokerage and research products and services provided to the Adviser by broker-dealers in connection with trades executed on behalf of other clients of the Adviser may be useful to the Adviser in managing the Fund, although not all of these brokerage and research products and services may be necessarily useful and of value to the Adviser in managing such other clients.  Subject to Section 28(e) of the 1934 Act, the Adviser may pay a broker additional commission in recognition of the value of the brokerage and/or research services provided by that broker.  When the Adviser uses Fund brokerage commissions to obtain research or other products or services, the Adviser receives a benefit because it does not have to produce or pay for the research, products or services.  The advisory fees paid by the Fund are not reduced because the Adviser receives such services even though the receipt of such services relieves the Adviser from expenses it might otherwise bear. However, because the Adviser pursues an investment strategy on behalf of the Fund that is primarily fixed income, rather than equity, oriented, the amount of “soft” dollars that may be generated by trading in the Fund and accordingly utilized to pay for research or other products or services historically has not been meaningful (and is not expected to be meaningful going forward).

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The Adviser may place orders for the purchase and sale of exchange-listed portfolio securities with a broker-dealer that is an affiliate of the Adviser where, in the judgment of the Adviser, such firm will be able to obtain a price and execution at least as favorable as other qualified broker-dealers.  Pursuant to rules of the SEC, a broker-dealer that is an affiliate of the Adviser may receive and retain compensation for effecting portfolio transactions for the Fund on a securities exchange if the commissions paid to such an affiliated broker-dealer by the Fund on exchange transactions do not exceed “usual and customary brokerage commissions.”  The rules define “usual and customary” commissions to include amounts which are “reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time.”  As required by applicable SEC rules, the Board has adopted procedures which are reasonably designed to provide that any commissions, fees or other remuneration paid to an affiliated broker are consistent with the foregoing standards.  As of the date hereof, the Adviser does not have any affiliated broker-dealer.

The following table lists the total amount of brokerage commissions paid by the Fund for the fiscal periods noted:

For the Fiscal Year Ended September 30, 2018	For the Fiscal Year Ended September 30, 2017	For the Fiscal Year Ended September 30, 2016
$74,195.95	$25,334.32	$27,293.09

With respect to trades in high yield fixed income securities (which accounted for 100% of trades for the fiscal period ended September 30, 2017 and September 30, 2018 and the vast majority of the commission charges for the fiscal year ended September 30, 2016), commissions are built into the bid-ask spread, with the current industry standard high yield commission being a quarter of a point (0.25%). Accordingly, such amount has been used to estimate the commissions incurred with respect to all high yield trading.

The following tables list the total amount of brokerage commissions paid by the Fund for transactions identified for execution primarily on the basis of research and other services provided the Fund for the fiscal periods noted:

For the Fiscal Period Ended September 30, 2018		For the Fiscal Period Ended September 30, 2017		For the Fiscal Period Ended September 30, 2016
Transactions	Commissions	Transactions	Commissions	Transactions	Commissions
$0	$0	$0	$0	$179,218.57	$800
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The following table lists the total amount of brokerage commissions to brokers who were affiliated with the Fund or the Adviser during the fiscal periods noted below:

For the Fiscal Year Ended September 30, 2018	For the Fiscal Year Ended September 30, 2017	For the Fiscal Year Ended September 30, 2016
$0	$0	$0

The Fund may acquire securities of brokers who execute the Fund’s portfolio transactions. As of September 30, 2018, the Fund owned securities of its regular broker-dealers (or parents) as shown below:

Name of Broker-Dealer	Market Value of Securities Owned
N/A	N/A

PURCHASE, EXCHANGE AND REDEMPTION OF SHARES

ALPS Fund Services, Inc. (the “Transfer Agent”) will maintain an account for each shareholder upon which the registration and transfer of shares are recorded, and any transfers shall be reflected by bookkeeping entry, without physical delivery.  Confirmations of each purchase or redemption are sent to each shareholder.  Quarterly statements of account are sent which include shares purchased as a result of a reinvestment of Fund distributions.  The Transfer Agent will require that a shareholder provide requests in writing, accompanied by a valid signature guarantee form, when changing certain information in an account (i.e., wiring instructions, telephone privileges, etc.).

Share Classes

Shares of the Fund are currently divided into three share classes:  Institutional Class, Class I and Class II shares.

The assets received by each class of the Fund for the issue or sale of its shares and all income, earnings, profits, losses and proceeds therefrom, subject only to the rights of creditors, are allocated to, and constitute the underlying assets of, that class of the Fund.  The underlying assets of each class of the Fund are segregated and are charged with the expenses with respect to that class of the Fund along with a share of the general expenses of the Fund and the Trust.  Any general expenses of the Fund that are not readily identifiable as belonging to a particular class of the Fund are allocated by or under the direction of the Board of Trustees in such manner as they determine to be fair and reasonable.

Purchase of Shares

No sales charges will be applied to your share purchases.

Institutional Class shares are typically offered only through certain types of financial intermediaries and to certain institutional investors. Institutional Class shares are offered directly, via the Fund’s transfer agent, and through financial intermediaries (including, but not limited to, broker-dealers, retirement plans, bank trust departments, and financial advisors). Such intermediaries may require payment from the Fund or its service providers for the provision of distribution, administrative or shareholder retention services, except for networking and/or omnibus account fees. Institutional investors may include, but are not limited to, corporations, retirement plans, public plans and foundations/endowments.

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You should speak with your financial advisor to help you decide which share class is best for you.  If your financial intermediary offers more than one class of shares, you should carefully consider which class of shares to purchase.  Certain classes have higher expenses than other classes, which may lower the return on your investment.

The minimum investments in the Fund are set forth in the Prospectus.  The Fund reserves the right to waive or change investment minimums.

Subsequent investments may be made at any time by mailing a check to the Transfer Agent, along with a detachable stub from the Statement of Account (or a letter providing the account number).  Shareholders should be sure to write the Fund’s account number on the check.  Purchases of Fund shares (initial or subsequent) may not be made by third-party check.

Share purchase orders are effective at the next determined net asset value after the Fund or its authorized agents receive your purchase instructions in good order and, if applicable, a new Account Application. The Fund will accept purchases only in U.S. dollars drawn from U.S. financial institutions. Cashier’s checks, money orders, credit card convenience checks, cash or equivalents or payments foreign currencies are not acceptable forms of payment. Share certificates will not be issued.

Initial and subsequent investments may also be made by wire transfer.  Shareholders should note that their bank may charge a fee in connection with transferring money by bank wire.

Transactions are processed at the next determined net asset value after your instructions are received in good order. Transactions received prior to the close of the New York Stock Exchange, “market close” (typically 4:00 PM EST), will be processed with the current trade date. Transactions received after market close will be processed on the next business day.

The price of the Fund’s shares and the valuation of Fund assets are discussed below in “NET ASSET VALUE.”

Exchange of Shares

If you are an existing shareholder of the Fund, you may exchange into a new account copying your existing account registration and options.  Exchanges between accounts will be accepted only if registrations are identical.

Exchanges must meet the minimum investment requirements described in the Prospectus.

Before affecting an exchange, you should read the Prospectus.

An exchange represents the sale of shares from one fund and the purchase of shares of another fund.  For U.S. federal income tax purposes, this may produce a taxable gain or loss in your non-tax-deferred account.  Transfers between classes of the Fund are generally not considered a taxable transaction for U.S. federal income tax purposes.

You may also transfer between share classes of the Fund if you meet the minimum investment requirements for the class into which you would like to transfer.  Transfer requests must be made in writing to the Fund’s transfer agent, or placed through your authorized agent. Exchanges between share classes of the Fund are generally non-taxable exchanges.

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The exchange privilege may be modified or terminated upon sixty (60) days’ written notice to shareholders.  Although initially there will be no limit on the number of times you may exercise the exchange privilege, the Fund reserves the right to impose such a limitation.  Call or write the Fund for further details.

Redemption of Shares

If the Board of Trustees determines that it is in the best interests of the remaining shareholders of the Fund, the Fund may pay the redemption price in whole, or in part, by a distribution in kind from the Fund, in lieu of cash, taking such securities at their value employed for determining such redemption price, and selecting the securities in such manner as such Board may deem fair and equitable.  A shareholder who receives a distribution in kind may incur a brokerage commission upon a later disposition of such securities and may receive less than the redemption value of such securities or property upon sale, particularly where such securities are sold prior to maturity.  However, the Fund is required to redeem shares solely for cash up to the lesser of $250,000 or 1% of the NAV of the Fund during any 90-day period for any one shareholder.  Should redemptions by any shareholder exceed such limitation, the Fund will have the option of redeeming the excess in cash or in-kind.  Redemption in kind is not as liquid as a cash redemption.

Under the 1940 Act, the Fund may suspend the right of redemption or postpone the date of payment upon redemption for any period:  (i) during which the NYSE is closed, other than customary weekend and holiday closings; (ii) during which trading on the NYSE is restricted; or (iii) during which (as determined by the SEC by rule or regulation) an emergency exists as a result of which disposal or valuation of portfolio securities is not reasonably practicable, or for such other periods as the SEC may permit.  The Fund may also suspend or postpone the recordation of the transfer of its shares upon the occurrence of any of the foregoing conditions.

Redemption Procedures.  The Fund will redeem all full and fractional shares of the Fund upon request on any business day at the applicable net asset value determined after the receipt of proper redemption instructions, less any applicable redemption fees.  Shareholders liquidating their holdings will receive upon redemption all dividends reinvested through the date of redemption.  If notice of redemption is received on any business day, the redemption will be effective on the date of receipt.  Payment will ordinarily be made by wire on the next business day, but, in any case, within no more than seven business days from the date of receipt.  If the notice is received on a day that is not a business day or after the close of regularly scheduled trading on the NYSE, the redemption notice will be deemed received as of the next business day.  The value of shares at the time of redemption may be more or less than the shareholder’s cost.

Redemption Fees.  If you sell or exchange your shares of the Fund after holding them 60 calendar days or less, a 1.00% redemption fee may be deducted from the redemption amount. For this purpose, shares held longest will be treated as being redeemed first and shares held shortest as being redeemed last.

No redemption requests will be processed until the Fund has received a completed Purchase Application, and no redemption of shares purchased by check will be made until all checks received for such shares have been collected, which may take up to 10 days or more.

Note:  The Fund has the right to suspend or postpone redemptions of shares for any period (i) during which the NYSE or exchange is closed, other than customary weekend and holiday closings; (ii) during which trading on the NYSE or exchange is restricted; or (iii) during which (as determined by the SEC or other regulatory authority by rule or regulation) an emergency exists as a result of which disposal or valuation of portfolio securities is not reasonably practicable, or as otherwise permitted by the SEC or other regulatory authority.

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Distribution and Services (12b-1) Plan for Class II Shares

The Fund has adopted a separate plan of distribution for Class II shares pursuant to Rule 12b-1 under the 1940 Act (the “Class II Plan”).

The Class II Plan allows the Fund to use Class II assets to pay fees in connection with the distribution and marketing of Class II shares and/or the provision of certain shareholder services to Class II shareholders.

The Class II Plan permits the Fund to make total payments at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to its Class II shares.  Because these fees are paid out of the Fund’s Class II assets on an ongoing basis, over time they will increase the cost of an investment in Class II shares, and Class II Plan fees may cost an investor more than other types of sales charges.

Under the terms of the Class II Plan, the Trust is authorized to make payments to the Distributor for remittance to financial intermediaries, as compensation for distribution and/or certain shareholder services performed by such entities for their customers who are shareholders in the Fund.  Financial intermediaries are generally required to meet certain criteria in order to receive 12b-1 fees.  The Distributor is entitled to retain some or all fees payable under the Class II Plan in certain circumstances, including when there is no broker of record or when certain qualification standards have not been met by the broker of record.

Amounts Expensed Under the 12b-1 Plan

For the fiscal year or period ended September 30, 2018, the total amounts paid by Class II shares of the Fund to ADI (substantially all of which ADI paid out as compensation to broker-dealers and other service providers) under the Fund’s Class II Plan.

	Advertising	Printing and Mailing of Prospectuses to other than Current Shareholders	Compensation to Broker-Dealers	Compensation to Sales Personnel	Interest, Carrying or Other Financing Charge	Total 12b-1 Payments
Class II	$-	$-	$1,942	$-	$-	$1,942

Shareholder Services Plan for Class I and Class II Shares

The Fund has each adopted a shareholder services plan (a “Services Plan”) with respect to the Fund’s Class I and Class II shares. Under the Services Plan, the Fund is authorized to pay third party service providers, including but not limited to banks and their affiliates, other institutions, broker-dealers and Fund affiliates (“Participating Organizations”), for non-distribution related services to shareholders of each respective class.

Payments under the Services Plans are calculated daily and paid monthly, and the aggregate fees on an annual basis are not to exceed 0.10% (for Class I and Class II shares) of the average daily net asset value of the Class I or Class II shares of the Fund, respectively, attributable to or held in the name of a Participating Organization for its clients as compensation for providing service activities pursuant to an agreement with a Participating Organization.

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Because these shareholder services fees are paid out of assets attributable to the Fund’s Class I and Class II shares on an ongoing basis, over time these fees will increase the cost of an investment in such shares.

TRUSTEES AND OFFICERS

The business and affairs of the Fund are managed under the direction of the Trust’s Board of Trustees.  The Board approves all significant agreements between/among the Fund and the persons or companies that furnish services to the Fund, including agreements with its distributor, Adviser, administrator, custodian and transfer agent.  The day-to-day operations of the Fund are delegated to the Adviser and the Fund’s administrator.

The name, address, year of birth, and principal occupations for the past five years of the Trustees and officers of the Trust are listed below, along with the number of portfolios in the Fund Complex overseen by and the other directorships held by the Trustee.

Independent Trustees

Name, Birth Year & Address*	Position(s) Held with Fund	Term of Ofice and Length of Time Served**	Principal Occupation(s) During Past 5 Years***	Number of Funds in Fund Complex Overseen by Trustee ****	Other Directorships Held by Trustee During Past 5 Years***
Ward D. Armstrong, Birth year: 1954	Trustee and Chairman	Mr. Armstrong was appointed to the Board on May 27, 2016. Mr. Armstrong was appointed Chairman of the Board at the August 24, 2017 meeting of the Board of Trustees.	Retired; Managing Partner, NorthRock Partners, LLC (October 2013 to July 2015); Managing Director, NorthRock Partners, a Private Wealth Advisory Practice of Ameriprise Financial (February 2010 to October 2013); Senior Vice President, Ameriprise Financial, Inc. (November 1984 to May 2007); President, American Express Asset Management (2002 to 2004); and Chairman, Ameriprise Trust Company (November 1996 to May 2007).	12	Mr. Armstrong is a Director of the Heartland Group, Inc. (5 funds).
J. Wayne Hutchens, Birth year: 1944	Trustee	Mr. Hutchens was elected to the Board on October 30, 2012.	Mr. Hutchens is currently retired. From April 2006 to December 2012, he served as President and CEO of the University of Colorado (CU) Foundation and from April 2009 to December 2012, he was Executive Director of the CU Real Estate Foundation. Mr. Hutchens is also Trustee of the Denver Museum of Nature and Science (2000 to present), Director of AMG National Trust Bank (June 2012 to present) and Trustee of Children’s Hospital Colorado (May 2012 to present). Prior to these positions, Mr. Hutchens spent 29 years in the banking industry, retiring as Chairman of Chase Bank Colorado.	12	Mr. Hutchens is a Director of RiverNorth Opportunity Fund (2013 to present), RiverNorth Opportunistic Municipal Income Fund (2018 to present), RiverNorth DoubleLine Strategic Opportunity Fund (2018 to present) and RiverNorth Marketplace Lending Corp. (2018 to present).
Patrick Seese, Birth year: 1971	Trustee	Mr. Seese was elected to the Board on October 30, 2012.	Mr. Seese is an owner and a Managing Director of Integris Partners, a middle-market investment banking firm serving closely-held companies, financial sponsors and public companies (February 2008 to present). Prior to this, Mr. Seese was a Managing Director of Headwaters MB, a middle-market investing banking firm (December 2003 to February 2008). Prior to that, Mr. Seese worked in Credit Suisse First Boston’s Mergers and Acquisitions Group and served as Head of Corporation Development, Katy Industries, a publicly traded industrial and consumer products company and at Deloitte & Touche LLP, where he began his career in 1994.	12	Mr. Seese is a Director of The Mile High Five Foundation (2013 to present) and SJ Panthers Foundation (2016 to present)

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Interested Trustee

Name, Birth Year & Address*	Position(s) Held with Fund	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years***	Number of Funds in Fund Complex Overseen by Trustee ****	Other Directorships Held by Trustee During Past 5 Years***
O. May, Birth year: 1970 Trustee and President	Mr. May was elected Trustee and President on October 30, 2012. Mr. May was Chairman from October 30, 2012 to August 24, 2017.	Mr. May joined ALPS in 1995 and is currently President and Director of ALPS Fund Services, Inc., ALPS Distributors, Inc., and ALPS Portfolio Solutions Distributor, Inc., Executive Vice President and Director of ALPS Holdings, Inc. and ALPS Advisors, Inc. Because of his positions with these entities, Mr. May is deemed an affiliate of the Trust as defined under the 1940 Act. Mr. May is also Trustee of the Reaves Utility Income Fund and the ALPS Elevation Trust. Mr. May is also on the Board of Directors of the University of Colorado Foundation and the AV Hunter Trust.	12	Mr. May is Trustee of the Reaves Utility Income Fund (1 fund) and Director of RiverNorth Opportunities Fund (1 fund).

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Officers

Name, Birth Year & Address*	Position(s) Held with Fund	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years***
Kimberly R. Storms, Birth year: 1972	Treasurer	Ms. Storms was elected Treasurer of the Trust on October 30, 2012.	Ms. Storms is Senior Vice President and Director of Fund Administration of ALPS. Because of her position with ALPS, Ms. Storms is deemed an affiliate of the Trust as defined under the 1940 Act. Ms. Storms is also Treasurer of Financial Investors Trust, Liberty All-Star Equity Fund and Liberty All-Star Growth Fund, Inc.
Richard C. Noyes, Birth year: 1970	Secretary	Mr. Noyes was elected Secretary of the Trust on November 14, 2016.	Mr. Noyes joined ALPS in 2015 and is Senior Vice President and General Counsel of ALPS. Prior to joining ALPS, Mr. Noyes served as Assistant Vice President and Senior Counsel of Janus Capital Management LLC. Mr. Noyes is deemed an affiliate of the Trust as defined under the 1940 Act.
Anne M. Berg Birth year: 1973	Assistant Secretary	Ms. Berg was elected Assistant Secretary of the Trust on August 23, 2018.	Ms. Berg joined ALPS as Senior Investment Company Act Paralegal in February 2017. Prior to joining ALPS, Anne was a Senior Legal Manager at Janus Capital Group Inc., a global investment manager in Denver, Colorado. Because of her position with ALPS, Ms. Berg is deemed an affiliate of the Trust as defined under the 1940 Act.

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Name, Birth Year & Address*	Position(s) Held with Fund	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years***
Lucas D. Foss, Birth Year: 1977	Chief Compliance Officer (“CCO”)	Mr. Foss was elected CCO of the Trust on January 22, 2018.

Mr. Foss joined ALPS in November 2017 as Vice President and Deputy Chief Compliance Officer. Prior to his current role, Mr. Foss served as the Director of Compliance at Transamerica Asset Management (July 2015-November 2017).  Deputy Chief Compliance Officer at ALPS (September 2012 – June 2015) Compliance Manager at ALPS (January 2010 - August 2012) and a Senior Compliance Analyst at ALPS (November 2006 – December 2009). Before joining ALPS, Mr. Foss held positions at Bisys Hedge Fund Services and Deutsche Asset Management. Because of his position with ALPS, Mr. Foss is deemed an affiliate of the Trust as defined under the 1940 Act. Mr. Foss is also CCO of Harvest Volatility Edge Trust, Goehring & Rozencwajg Investment Funds, Broadstone Real Estate Access Fund, Inc., Clough Global Funds and Clough Funds Trust.

*	All communications to Trustees and Officers may be directed to ALPS Series Trust c/o 1290 Broadway, Suite 1100, Denver, CO 80203.
**	This is the period for which the Trustee or Officer began serving the Trust. Each Trustee serves an indefinite term, until such Trustee’s successor is elected and appointed, or such Trustee resigns or is deceased. Officers are elected on an annual basis.
***	Except as otherwise indicated, each individual has held the office shown or other offices in the same company for the last five years.
****	The Fund Complex currently consists of 12 series of the Trust; DDJ Capital Management, LLC does not provide investment advisory services for any of these series other than the Fund and any other investment companies for which DDJ Capital Management, LLC provides investment advisory services, currently none.

Ward D. Armstrong

Mr. Armstrong has served as an Independent Trustee of the Trust since May 27, 2016. He has been Director of the Heartland Group, Inc. since February 2008 and was Chairman of Ameriprise Trust Company from November 1996 to May 2007. Mr. Armstrong served as Managing Partner of NorthRock Partners, LLC from October 2013 to July 2016, Managing Director of Northrock Partners, a Private Wealth Advisory Practice of Ameriprise Financial from February 2010 to October 2013, Senior Vice President of Ameriprise Financial, Inc. from November 1984 to May 2007 and President of American Express Asset Management from 2002 to 2004. Mr. Armstrong received a B.S. in Business Administration (Finance Emphasis) from the University of Minnesota, Carlson School of Management. He was selected to serve as a Trustee of the Trust based on his business, financial services and investment management experience.

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J. Wayne Hutchens

Mr. Hutchens has been an Independent Trustee of the Trust since October 30, 2012.  He has been a Director of the RiverNorth Opportunity Fund since 2013, the RiverNorth Opportunistic Municipal Income Fund since 2018, the RiverNorth DoubleLine Strategic Opportunity Fund since 2018, the RiverNorth Marketplace Lending Corp. since 2018, a Trustee of the Denver Museum of Nature and Science since 2000, Director of AMG National Trust Bank and Trustee of Children’s Hospital Colorado, both since 2012. From 2006 to 2012, he served as President and CEO of the University of Colorado (CU) Foundation and from 2006 to 2012, he also served as Executive Director of the CU Real Estate Foundation.  Prior to these positions, Mr. Hutchens spent 29 years in the banking industry, retiring as Chairman of Chase Bank Colorado.  Mr. Hutchens is a graduate of the University of Colorado at Boulder’s School of Business and has done graduate study at Syracuse University and the University of Colorado.  He was selected to serve as a Trustee of the Trust based on his business and financial services experience.

Patrick Seese

Mr. Seese has been an Independent Trustee of the Trust since October 30, 2012.  He is one of the founders of The Mile High Five Foundation (MH5), a charity dedicated to fund youth/health-related organizations and has been a Director there since 2013. He became a Director of SJ Panthers Foundation in 2016, and is an owner and a Managing Director of Integris Partners, a middle-market investment banking firm, since February 2008.  Prior to this, Mr. Seese was a Managing Director of Headwaters, MB, middle-market investing banking firm, from 2003 to 2008, working in Credit Suisse First Boston’s Mergers and Acquisitions Group and served as Head of Corporate Development for Katy Industries, a publicly traded industrial and consumer products company.  Mr. Seese began his career as a CPA with Deloitte & Touche, LLP.  Mr. Seese is a graduate of the University of Colorado and earned an MBA from The University of Chicago Booth School of Business.  Mr. Seese was selected to serve as a Trustee of the Trust based on his business, financial services and accounting experience.

Jeremy O. May

Mr. May has been an Interested Trustee of the Trust since October 30, 2012.  Mr. May joined ALPS Fund Services, Inc. (“AFS”), the Fund’s administrator, in 1995 and is President and Director of AFS and ALPS Distributors, Inc., the Fund’s principal underwriter, and ALPS Portfolio Solutions Distributor, Inc.. He is also the Executive Vice President and Director of ALPS Holdings, Inc. and ALPS Advisors, Inc. , and is a Trustee of the Reaves Utility Income Fund and ALPS Elevation Trust. Before joining ALPS, Mr. May was an auditor with Deloitte & Touche LLP.  Mr. May is also on the Board of Directors of the University of Colorado (CU) Foundation and the AV Hunter Trust.  Mr. May has a B.S. in Business Administration from the University of Colorado.  He was selected to serve as a Trustee of the Trust based on his business, financial services, accounting and investment management experience.

None of the Independent Trustees owns securities in DDJ Capital Management, LLC, the Fund’s investment adviser, or ALPS Distributors, Inc., the Fund’s principal underwriter, nor do they own securities in any entity directly controlling, controlled by, or under common control with these entities.

Leadership Structure and Oversight Responsibilities

Overall responsibility for oversight of the Fund rests with the Trustees.  The Trust has engaged the Adviser to manage the Fund on a day-to day basis.  The Board is responsible for overseeing the Adviser and other service providers in the operations of the Fund in accordance with the provisions of the 1940 Act, applicable provisions of state and other laws and the Trust’s Declaration of Trust.  The Board is currently composed of four members, three of whom are Independent Trustees.  The Board meets at regularly scheduled quarterly meetings each year.  In addition, the Board may hold special in-person or telephonic meetings or informal conference calls to discuss specific matters that may arise or require action between regular meetings.  As described below, the Board has established a Nominating and Corporate Governance Committee and an Audit Committee, and may establish ad hoc committees or working groups from time to time, to assist the Board in fulfilling its oversight responsibilities.  The Independent Trustees have also engaged independent legal counsel to assist them in performing their oversight responsibilities.

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The Board has appointed Ward D. Armstrong, an Independent Trustee, to serve in the role of Chairman.  The Chairman’s role is to preside at all meetings of the Board and to act as a liaison with the Adviser, other service providers, counsel and other Trustees generally between meetings.  The Chairman may also perform such other functions as may be delegated by the Board from time to time.   The Board reviews matters related to its leadership structure annually.  The Board has determined that the Board’s leadership structure is appropriate given the Trust’s characteristics and circumstances.  These include the Trust’s series of fund shares, each fund’s single portfolio of assets, each fund’s net assets and the services provided by the fund’s service providers.

Risk oversight forms part of the Board’s general oversight of the Fund and is addressed as part of various Board and Committee activities.  As part of its regular oversight of the Fund, the Board, directly or through a Committee, interacts with and reviews reports from, among others, Fund management, the Adviser, the Fund’s Chief Compliance Officer, the Fund’s legal counsel and the independent registered public accounting firm for the Fund regarding risks faced by the Fund.  The Board, with the assistance of Fund management and the Adviser, reviews investment policies and risks in connection with its review of the Fund’s performance.  The Board has appointed a Chief Compliance Officer to oversee the implementation and testing of the Fund’s compliance program and reports to the Board regarding compliance matters for the Fund and their principal service providers.  In addition, as part of the Board’s periodic review of the Fund’s advisory and other service provider agreements, the Board may consider risk management aspects of these service providers’ operations and the functions for which they are responsible.

Audit Committee.  The Board has an Audit Committee which considers such matters pertaining to the Trust’s books of account, financial records, internal accounting controls and changes in accounting principles or practices as the Trustees may from time to time determine.  The Audit Committee also considers the engagement and compensation of the independent registered public accounting firm (“Firm”) and ensures receipt from the Firm of a formal written statement delineating relationships between the Firm and the Trust, consistent with Public Company Accounting Oversight Board Rule 3526.  The Audit Committee also meets privately with the representatives of the Firm to review the scope and results of audits and other duties as set forth in the Audit Committee’s Charter.  The Audit Committee members, each of whom are Independent Trustees, are:  Ward D. Armstrong, J. Wayne Hutchens and Patrick Seese.  The Audit Committee met three times during the fiscal year ended September 30, 2018.

Nominating and Corporate Governance Committee.  The Nominating and Corporate Governance Committee meets periodically to advise and assist the Board in selecting nominees to serve as trustees of the Trust.  The Nominating and Corporate Governance Committee believes the Board generally benefits from diversity of background, experience and views among its members and considers this a factor in evaluating the composition of the Board, but has not adopted any specific policy in this regard.  The Nominating and Corporate Governance Committee also advises and assists the Board in establishing, implementing and executing policies, procedures and practices that assure orderly and effective governance of the Trust and effective and efficient management of all business and financial affairs of the Trust.  Members of the Nominating and Corporate Governance Committee are currently:  Ward D. Armstrong, J. Wayne Hutchens and Patrick Seese.  The Nominating and Corporate Governance Committee of the Board met once during the fiscal year ended September 30, 2018.

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Independent Trustee Retirement Policy. The Trustees do not serve a specified term of office. Each Trustee will hold office until the termination of the Trust or his or her earlier death, resignation, retirement, incapacity, or removal. Under the Fund’s Independent Trustee Retirement Policy (“Retirement Policy”), upon reaching the age of 75, an Independent Trustee is deemed to tender an offer of retirement, which retirement, if accepted, shall become effective upon the September 30th immediately following the tender of a retirement. The Board may decline the offer upon the vote of a majority of the continuing Trustees. If the Board declines an Independent Trustee’s offer, then the term of office of such Independent Trustee continues in accordance with the term under which such Independent Trustee was elected or appointed, provided that such Independent Trustee shall be deemed to tender another offer of retirement upon each subsequent birthday. The Trustees review the Fund’s Retirement Policy from time to time and may make changes as deemed appropriate.

Shareholder Nominations.  The Board will consider shareholder nominees for Trustees.  All nominees must possess the appropriate characteristics, skills and experience for serving on the Board.  In particular, the Board and its Independent Trustees will consider each nominee’s integrity, educational and professional background, understanding of the Trust’s business on a technical level and commitment to devote the time and attention necessary to fulfill a Trustee’s duties.  All shareholders who wish to recommend nominees for consideration as Trustees shall submit the names and qualifications of the candidates to the Secretary of the Trust by writing to: ALPS Series Trust, c/o Secretary, 1290 Broadway, Suite 1100, Denver, Colorado, 80203.

As of December 31, 2018, the dollar range of equity securities in the Fund beneficially owned by the Interested Trustee were as follows:

Interested Trustee	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies
Jeremy O. May	None	None

As of December 31, 2018, the dollar range of equity securities in the Fund beneficially owned by Independent Trustees were as follows:

Independent Trustees	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies*
Ward Armstrong	None	None
J. Wayne Hutchens	None	$10,001-$50,000
Patrick Seese	None	None

*	The Fund Complex currently consists of 12 series of the Trust; DDJ Capital Management, LLC does not provide investment advisory services for any of these series other than the Fund.

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Remuneration of Trustees.  Effective October 1, 2018, the Independent Trustees of the Trust receive a quarterly retainer of $8,000, plus $4,000 for each regular Board or Committee meeting attended and $2,000 for each special telephonic or in-person Board or Committee meeting attended. Additionally, the Audit Committee Chair receives a quarterly retainer of $1,250 and the Independent Chair receives a quarterly retainer of $2,500. Previously, the Independent Trustees of the Trust received a quarterly retainer of $5,000 and there were no retainers for the Audit Committee Chair or the Independent Chair. The Independent Trustees are also reimbursed for all reasonable out-of-pocket expenses relating to attendance at meetings.

For the fiscal year ended September 30, 2018, the Independent Trustees received the following compensation:

	Aggregate Compensation From the Trust	Pension Or Retirement Benefits Accrued As Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Aggregate Compensation From The Trust And Fund Complex Paid To Trustees*
J. Wayne Hutchens	$45,000	$0	$0	$45,000
Patrick Seese	$40,000	$0	$0	$40,000
Ward D. Armstrong	$50,000	$0	$0	$50,000

*	The Fund Complex currently consists of 12 series of the Trust; DDJ Capital Management, LLC does not provide investment advisory services for any of these series other than the Fund.

No officer or employee of the Adviser or any of its affiliates receives any compensation from the Fund for serving as an officer or trustee of the Fund.

INVESTMENT MANAGER

DDJ Capital Management, LLC (the “Adviser”), subject to the authority of the Trust’s Board of Trustees, is responsible for the overall management and administration of the Fund’s business affairs.

Co-founded in 1996 by David J. Breazzano and two other investment professionals, the Adviser is an independent investment manager primarily owned by its employees.  Since its inception, the Adviser has focused on identifying investment opportunities in below investment grade companies largely in the middle market arena.

As of December 31, 2018, the Adviser managed approximately $8.20 billion in assets pursuing a variety of fixed income credit strategies targeting the below investment grade universe primarily on behalf of corporate and public retirement funds, Taft Hartley plans, foundations, healthcare plans and other institutional clients.  In addition, the Adviser provides investment sub-advisory services to five other open-end U.S. mutual funds each pursuing a multi-manager multi-strategy approach with assets under management of approximately 2.77 billion as of December 31, 2018.  Mr. Breazzano presently serves as the President and Chief Investment Officer of the Adviser, chairs the firm’s Investment Review Committee, oversees the firm’s operations as chair of its Management Operating Committee, and serves as a co-portfolio manager of the Fund.  Prior to co-founding the Adviser in 1996, Mr. Breazzano served as a portfolio manager at Fidelity Investments with responsibility for over $4 billion in high yield and distressed assets, including the Fidelity Capital & Income Fund.  The Adviser’s investment team consists of professionals specialized in the areas of credit research, legal analysis, bankruptcy law, portfolio management, trading and business operational improvements.

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The Adviser’s address is 130 Turner Street, Building #3, Suite 600, Waltham, Massachusetts 02453.

Pursuant to the Investment Advisory Agreement (the “Advisory Agreement”) with the Adviser, the Fund pays the Adviser an annual management fee of 0.70% based on the Fund’s average daily net assets.  The management fee is paid on a monthly basis.  Consistent with the terms of the Advisory Agreement, on May 24, 2018, the Board extended the Advisory Agreement for an additional one-year term. The Board and shareholders of the Fund may terminate the Advisory Agreement upon thirty (30) days’ written notice. The Adviser may terminate the Advisory Agreement upon sixty (60) days’ notice. A discussion regarding the basis for the Board’s approval of the Fund’s Advisory Agreement is provided in the Fund’s annual report to shareholders for the period ended September 30, 2018.

The table below shows the management fees for DDJ Capital Management, LLC for the period indicated:
	For the Fiscal Year Ended September 30, 2018	For the Fiscal Year Ended September 30, 2017	For the Fiscal Year Ended September 30, 2016
Gross Advisory Fees	$76,839	$54,708	$54,096
Waiver of Advisory Fees	($76,839)	($54,708)	($54,096)
Reimbursement of other Expenses	($234,020)	($243,975)	($285,964)
Net Advisory Fees	$0	$0	$0

The Adviser has contractually agreed to limit the amount of the Fund’s Total Annual Fund Operating Expenses, exclusive of Distribution and Service (12b-1) fees, Shareholder Servicing expenses, brokerage expenses, interest expenses, taxes and extraordinary expenses, to an annual rate of 0.79% of the Fund’s average daily net assets for each of the Institutional Class, Class I and Class II shares, respectively. This agreement is in effect through January 31, 2020 and may not be terminated or modified prior to this date except with the approval of the Fund’s Board of Trustees.  The Adviser will be permitted to recover, on a class-by-class basis, expenses it has borne subsequent to the effective date of the agreement described above (whether through reduction of its management fee or otherwise) only to the extent that the Fund’s expenses in later periods do not exceed the lesser of: (1) the contractual expense limit in effect at the time the Adviser waives or limits the expenses; or (2) the contractual expense limit in effect at the time the Adviser seeks to recover the expenses; provided, however, that the Fund will not be obligated to pay any such reduced fees and expenses more than three years after the date on which the fee and expense was reduced. The Fund will not be obligated to pay any such deferred fees and expenses more than three years after the date on which the fees and expenses were reduced, as calculated on a monthly basis.

DISTRIBUTOR

Shares of the Fund are offered on a continuous basis through ALPS Distributors, Inc. (an affiliate of ALPS Fund Services, Inc.) (the “Distributor”), located at 1290 Broadway, Suite 1100, Denver, Colorado 80203, as distributor pursuant to a distribution agreement between the Distributor and the Trust on behalf of the Fund.  The Distributor is not obligated to sell any specific amount of Fund shares.

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CODE OF ETHICS

The Trust, the Adviser and the Distributor each have adopted a code of ethics consistent with the requirements of Rule 17j-1 of the 1940 Act.  Subject to certain restrictions, these codes of ethics permit the personnel of these entities to invest in securities, including securities that the Fund may purchase or hold.  The codes of ethics are on public file with, and are available from, the SEC.

ADMINISTRATOR

The Trust on behalf of the Fund currently employs ALPS Fund Services, Inc. (an affiliate of the Distributor) (“ALPS” or the “Administrator”), located at 1290 Broadway, Suite 1100, Denver, Colorado 80203, under an administration agreement to provide certain administrative services to the Fund.

The table below shows the administrative fees earned by ALPS for the periods indicated:

For the Fiscal Year Ended September 30, 2018	For the Fiscal Year Ended September 30, 2017	For the Fiscal Year Ended September 30, 2016
$161,804	$157,182	$139,919

PROXY VOTING POLICIES AND PROCEDURES

Although individual Board members may not agree with particular policies or votes by the Adviser, the Board has approved delegating proxy voting discretion to the Adviser believing that the Adviser should be responsible for voting because it is a matter relating to the investment decision making process.

Attached as Appendix B are the Trust’s Proxy Voting Policies and Procedures and a Summary of the Adviser’s Proxy Voting Policies and Procedures that the Adviser uses to determine how to vote proxies relating to portfolio securities,

PRINCIPAL SHAREHOLDERS

To the best knowledge of the Trust, the names and addresses of the record and beneficial holders of 5% or more of the outstanding shares of each class of the Funds and the percentage of the outstanding shares held by such holders are set forth below. To the best knowledge of the Trust, entities shown as owning more than 25% of the outstanding Shares of a class of the Fund are not the beneficial owners of such Shares, unless otherwise indicated.

A shareholder who owns beneficially 25% or more of the outstanding securities of the Fund is presumed to “control” that Fund as defined in the 1940 Act. Such control may affect the voting rights of other shareholders.

As of December 31, 2018, the following shareholders owned 5% or more of the outstanding shares of the Fund as listed below:

Class	Shareholder Name	Address	Percentage of Interest	Type of Ownership
Institutional Class	NATIONAL FINANCIAL SERVICES, LLC	82 DEVONSHIRE ST, MAIL ZONE ZE7F, BOSTON, MA 02109	61.90%	Record
Institutional Class	DDJ CAPITAL MANAGEMENT LLC	ATTN: FINANCE DEPARTMENT, 130 TURNER ST BUILDING 3 STE 600, WALTHAM MA 02453-8930	26.77%	Beneficial
Class I	DDJ CAPITAL MANAGEMENT LLC	ATTN: FINANCE DEPARTMENT, 130 TURNER ST BUILDING 3 STE 600, WALTHAM MA 02453-8930	100.00%	Beneficial
Class II	CHARLES SCHWAB & CO., INC.	211 MAIN ST, SAN FRANCISCO, CA 94105	47.12%	Record
Class II	NATIONAL FINANCIAL SERVICES, LLC	82 DEVONSHIRE ST, MAIL ZONE ZE7F, BOSTON, MA 02109	50.53%	Record

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As of December 31, 2018, none of the Trustees or officers of the Trust owned any of the outstanding shares of the Fund.

EXPENSES

The Fund’s expenses include taxes, interest, fees and salaries of the Trust’s Trustees and officers who are not trustees, officers or employees of the Fund’s service contractors, SEC fees, state securities qualification fees, costs of preparing and printing prospectuses for regulatory purposes and for distribution to existing shareholders, advisory and administration fees, charges of the custodian and of the transfer and dividend disbursing agent, certain insurance premiums, outside auditing and legal expenses, costs of shareholder reports and shareholder meetings and any extraordinary expenses.  The Fund also pay for brokerage fees and commissions (if any) in connection with the purchase and sale of portfolio securities.

PORTFOLIO MANAGERS

The following sections set forth certain additional information with respect to the portfolio managers for the Fund.  Unless noted otherwise, all information is provided as of September 30, 2018.

Other Accounts Managed by Portfolio Managers

The table below identifies as of September 30, 2018, the number of accounts (other than the Fund with respect to which information is provided) for which the Fund’s portfolio managers have day-to-day management responsibilities and the total assets in such accounts within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts.

Portfolio Manager	Registered Investment Companies(1)		Other Pooled Investment Vehicles(2)		Other Accounts(3)
	Number	Total Assets (in millions)	Number	Total Assets (in millions)	Number	Total Assets (in millions)
David J. Breazzano	5	$2,662.23 million	1	$209.24 million	29	$5,163.80 million
John W. Sherman(4)	5	$2,662.23 million	2	$265.55 million	26	$4,573.77 million
Benjamin J. Santonelli(5)	5	$2,662.23 million	2	$265.55 million	26	$4,573.77 million

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(1)	Represents the Adviser’s sub-advised mutual fund portfolios that are registered with the SEC.
(2)	Represents the Adviser’s proprietary commingled vehicles (excluding any “funds of one” investor or affiliated group of investors). Certain of these accounts include a performance fee component. Legacy vehicles presently in wind-down and with de minimis assets under management have been excluded.
(3)	Represents the Adviser’s separately managed portfolios that are not sub-advised for registered investment companies. Certain of these accounts include a performance fee component. Legacy accounts presently in wind-down and with de minimis assets under management have been excluded.
(4)	In addition to serving as co-portfolio manager for the Fund (as of January 1, 2018), Mr. Sherman also serves as portfolio manager for a separately managed portfolio as well as co-portfolio manager and/or assistant portfolio manager for each of the registered investment companies (sub-advised), one other pooled vehicle, and certain other separately managed portfolios (including, for this purpose, certain “funds of one”).
(5)	In addition to serving as co-portfolio manager for the Fund (as of January 1, 2018), Mr. Santonelli also serves as portfolio manager for two other pooled investment vehicles as well as co-portfolio manager and/or assistant portfolio manager for each of the registered investment companies (sub-advised), one other pooled investment vehicle, and certain other separately managed portfolios (including, for this purpose, a “fund of one”).

Portfolio Manager Compensation

The compensation structure of Messrs. Breazzano, Sherman and Santonelli, co-portfolio managers of the Fund, is determined by the Adviser in accordance with its own internal remuneration policy. As a guiding principle, compensation is structured so that key professionals benefit from staying with the Adviser over the long term. As equity owners of the Adviser, Messrs. Breazzano, Sherman and Santonelli each receive a fixed guaranteed payment (akin to a base salary for non-equity owners) from the firm, which amount is capped so that a significant portion of each of their compensation is derived from either short-term or long-term variable compensation.  Mr. Breazzano is highly compensated by virtue of his equity ownership interest in the Adviser (which compensation includes pro rata cash distributions, typically on a quarterly basis, based on the profitability of the Adviser). Given his large ownership stake in the firm, he is not eligible to receive an annual performance bonus.  Messrs. Sherman and Santonelli are each similarly compensated by virtue of their smaller equity ownership interest in the Adviser, as well as with an annual performance bonus, which is a material component of their overall remuneration package. Such two individuals are also eligible to receive from the Adviser a retention bonus that will be payable in July 2019. The compensation for Messrs. Breazzano, Sherman and Santonelli is not specifically dependent on the performance of the Fund, and they are not compensated based on the growth of the Fund’s assets, or any other assets managed by the Adviser, except to the extent that such growth contributes to the firm’s overall asset and revenue growth, which in turn contributes to the firm’s overall profitability (and may, accordingly, affect both the size of their annual performance bonus, as applicable, as well as the firm’s ongoing distributions of its profits).  Although performance fees do not constitute a significant portion of the Adviser’s revenues, Messrs. Breazzano, Sherman and Santonelli also receive a percentage of the performance fee revenue that may be earned by the Adviser (and/or one of its affiliates).

Potential Conflicts of Interest with Other Accounts

Potential conflicts of interest may arise when a fund’s portfolio managers have day-to-day management responsibilities with respect to one or more other funds or other accounts, as is the case for the portfolio managers listed in the table above.

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The Adviser has worked to establish a firm-wide culture of compliance, and accordingly has adopted compliance policies and procedures that are designed to address various conflicts of interest that may arise for the Adviser and the individuals that it employs.  For example, the Adviser seeks to minimize the effects of competing interests for the time and attention of portfolio managers by assigning portfolio managers to manage funds and accounts that share a similar investment style.  The Adviser has also adopted trade allocation procedures that are designed to facilitate the fair and equitable allocation of limited investment opportunities among multiple funds and accounts over time.  There is no guarantee, however, that the policies and procedures adopted by the Adviser and the Fund will be able to detect and/or prevent every situation in which an actual or potential conflict may appear.  These potential conflicts of interest include:

Allocation of Limited Time and Attention.  A portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts, including the Fund.  As a result, the portfolio manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if he were to devote substantially more attention to the management of a single fund.  The effects of this potential conflict may be more pronounced where funds and/or accounts overseen by a particular portfolio manager have different investment strategies.

Allocation of Investment Opportunities.  If a portfolio manager identifies an investment opportunity that may be suitable for multiple funds and/or accounts, the opportunity may (and typically will) be allocated among these several funds or accounts (or a subset of those funds or accounts), which may limit the Fund’s ability to take full advantage of the investment opportunity.

Pursuit of Differing Investment Strategies.  At times, a portfolio manager may determine that an investment opportunity may be appropriate for only some of the funds and/or accounts for which he exercises investment responsibility, or may decide that certain of the funds and/or accounts should take differing positions with respect to a particular security.  In these cases, a portfolio manager may place separate transactions for one or more funds or accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment or benefit of one or more other funds and/or accounts, including the Fund. Because of differences in client investment objectives and strategies, risk tolerances, tax status and other criteria, there may, however, be differences among clients in invested positions and securities held.  Furthermore, a portfolio manager may purchase a security for one client account while appropriately selling that same security for another client account.

Investments in Different Layers of the Capital Structure.  Client accounts managed by a portfolio manager may make an investment in a company in which another client of the Adviser holds an investment in a different class of such company’s debt or equity.  Although the Adviser generally will make such investments only when it believes that such investment is in the best interests of each account and the possibility of actual adversity between such client accounts is remote, there may be instances where the interests of such client accounts, such as the Fund, actually conflict with one another, such as in the event of a bankruptcy or other corporate restructuring of an issuer’s securities.  In such circumstances, it is possible that a certain client’s interests may be subordinated or otherwise adversely affected by the Adviser by virtue of the other clients’ involvement and actions relating to their investment in the issuer.  Conflict resolution by the Adviser in such circumstances may result in one or more clients receiving less consideration and/or less favorable treatment than they may have otherwise received in the absence of such a conflict of interest.

Selection of Brokers/Dealers.  Portfolio managers may be able to select or influence the selection of the brokers and dealers that are used to execute securities transactions for the funds and/or account that they supervise.  In addition to executing trades, some brokers and dealers provide portfolio managers with brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934), which may result in the payment of higher brokerage fees (with respect to equity transactions in particular) than might have otherwise been available.  These services may be more beneficial to certain funds or accounts than to others.  Although the payment of brokerage commissions is subject to the requirement that the portfolio manager determine in good faith that the commissions are reasonable in relation to the value of the brokerage and research services provided to the fund, a portfolio manager’s decision as to the selection of brokers and dealers could yield disproportionate costs and benefits among the funds and/or accounts that he manages, including the Fund.

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Variation in Compensation; Personal Interests.  A conflict of interest may arise where the financial or other benefits available to the portfolio manager differ among the funds and/or accounts that he manages.  If the structure of the Adviser’s management fee and/or a portfolio manager’s compensation differs among funds and/or accounts (such as where certain funds or accounts pay higher management fees or performance-based management fees), a portfolio manager might be motivated to recommend more attractive investment opportunities for certain funds and/or accounts over others.  Furthermore, the portfolio manager might be motivated to favor funds and/or accounts in which he has a personal interest or in which the Adviser and/or its affiliates have interests.  Similarly, the desire to maintain or raise assets under management or to enhance a portfolio manager’s performance record or to derive other rewards, financial or otherwise, could influence a portfolio manager to lend preferential treatment to those funds and/or accounts that could most significantly benefit such portfolio manager.

Cross Transactions.  The Adviser may also execute transactions between or among client accounts (including rebalancing trades between client accounts, such as the Fund) by executing simultaneous purchase and sale orders for the same security.  Even in situations where the Adviser believes there is no disadvantage to its clients, these “cross trade” transactions may nonetheless create an inherent conflict of interest. When engaging in cross transactions, the Adviser acts in good faith to ensure such transactions are fair and in the best interests of all participating client accounts and in all cases in accordance with applicable law (including, without limitation, Rule 17a-7 under the 1940 Act).

Personal Trading.  The Adviser permits its portfolio managers to trade securities for their own accounts. Portfolio managers, through their position with the firm, are in a position to take investment opportunities for themselves before such opportunities are executed on behalf of clients.  Thus, the Adviser has an obligation to assure that its portfolio managers do not “front-run” trades for clients or otherwise favor their own accounts. To that end, the Adviser maintains a personal trading policy within its code of ethics that includes pre-clearance procedures that require its personnel to preclear trades in individual securities of all companies, irrespective of whether or not the Adviser intends to transact in such issuer.

Ownership of Securities

The table below identifies ownership of Fund securities by each Portfolio Manager as of September 30, 2018.

Portfolio Manager	Dollar Range of Ownership of Securities
David J. Breazzano	Over $1,000,000
John W. Sherman	$100,001 - $500,000
Benjamin J. Santonelli	$0

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NET ASSET VALUE

The following is a description of the procedures used by the Fund in valuing its assets.  For the purpose of pricing purchase and redemption orders, the net asset value per share of the Fund is determined once daily as of the close of regularly scheduled trading on the NYSE (normally, 4:00  p.m. Eastern time).  The Fund’s net asset value is calculated on each day that the NYSE is open for trading, i.e., Monday through Friday, except for New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day, and the preceding Friday or subsequent Monday when one of those holidays falls on a Saturday or Sunday, respectively.

In calculating net asset value, portfolio securities listed or traded on national securities exchanges for which market quotations are available are valued at the official closing price.  If there is no official closing price, the securities are valued at the mean of the last bid and ask price which represents the current value of the security.

Securities that are primarily traded on foreign exchanges generally are valued at the preceding closing values of such securities on their respective exchanges, except that when an occurrence subsequent to the time a value was so established is likely to have changed such value, then the fair value of those securities will be determined by consideration of other factors by or under the direction of the Trust’s Board or its delegates.  In valuing assets, prices denominated in foreign currencies are converted to U.S. dollar equivalents at the current exchange rate.  Securities may be valued by independent pricing services which use prices provided by market-makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics.  In certain circumstances, bid and ask prices may be obtained from (i) a broker/dealer specified and deemed reliable by the Adviser, (ii) pink sheets, yellow sheets or the blue list, or (iii) a pricing agent that obtains quotations from broker/dealers or evaluates the value of the respective bid and ask prices. All other securities and other assets of the Fund will be valued at fair value as determined in good faith pursuant to procedures adopted by the Board.  Valuing securities at fair value involves greater reliance on judgment than valuation of securities based on readily available market quotations.

TAXES

This section provides additional information concerning U.S. federal income taxes. It is based on the Code, applicable Treasury Regulations, judicial authority and administrative rulings and practice, all as of the date of this SAI, and all of which are subject to change, possibly with retroactive effect. The following does not address any state, local or foreign or estate or gift tax matters.

A shareholder’s U.S. federal income tax consequences from acquiring, holding and disposing of shares in the Fund may vary depending upon his or her particular situation. This discussion only applies to shareholders who are U.S. persons. For purposes of this discussion, U.S. persons are: (i) U.S. citizens or residents, (ii) U.S. corporations (or entities treated as corporations for U.S. tax purposes), (iii) an estate whose income is subject to U.S. federal income taxation regardless of its source, or (iv) a trust, if a court within the United States is able to exercise primary supervision over its administration and one or more U.S. persons have the authority to control all of its substantial decisions, or certain electing trusts that were in existence on August 20, 1996, and were treated as domestic trusts on August 19, 1996. This discussion does not address issues of significance to U.S. persons in special situations such as: (i) certain types of tax-exempt organizations, (ii) shareholders holding shares through tax-advantaged accounts (such as 401(k) plan accounts or individual retirement accounts), (iii) shareholders holding investments through foreign institutions (financial and non-financial), (iv) financial institutions, (v) broker-dealers, and traders in securities that elect to mark-to-market their securities holdings, (vi) entities not organized under the laws of the United States or a political subdivision thereof, (vii) shareholders holding shares as part of a hedge, straddle or conversion transaction, and (viii) shareholders who are subject to the U.S. federal alternative minimum tax.

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If a partnership (including for this purpose any entity treated as a partnership for U.S. federal income tax purposes) is a beneficial owner of shares, the tax treatment of a partner in the partnership will generally depend upon the status of the partner and the activities of the partnership. Partners of partnerships that are considering the purchase of shares should consult their own tax advisers regarding the U.S. federal income tax consequences of the purchase, ownership and disposition of shares.

The Fund has not requested and will not request an advance ruling from the Internal Revenue Service (the “IRS”) as to the U.S. federal income tax matters described below. The IRS could adopt positions contrary to those discussed below and such positions could be sustained. In addition, the foregoing discussion only addresses some of the U.S. federal income tax considerations generally affecting investments in the Fund. Prospective shareholders are urged to consult with their own tax advisers as to the particular U.S. federal tax consequences to them of an investment in the Fund, as well as the applicability and effect of any state, local or foreign laws, and the effect of possible changes in applicable tax laws.

General Policies

In general, it is the Fund’s policy to distribute annually to its shareholders as “ordinary income dividends” substantially all of its investment company taxable income (which includes, among other items, dividends, interest and the excess of any net short-term capital gains over net long-term capital losses). It is also the Fund’s policy to distribute annually the excess of net long-term capital gains over net short-term capital losses, if any, after offsetting any capital loss carryovers, as “capital gains dividends.”

Ordinary income dividends and capital gain distributions are payable as of the close of the Exchange on the record date for each dividend or distribution. Shareholders may elect to re-invest their ordinary income dividends or capital gain distributions, or both. The election may be made at any time by submitting a written request directly to the Fund. In order for a change to be in effect for any dividend or distribution, it must be received by the Fund on or before the record date for such dividend or distribution.

Distributions and dividends are reinvested in additional Fund shares unless you instruct the Transfer Agent to have your distributions and/or dividends paid by check mailed to the address of record or transferred through an Automated Clearing House to the bank of your choice. If you elect to receive your dividends in cash and the dividend checks sent to you are returned “undeliverable” to the Fund or remain uncashed for six months, your cash election will automatically be changed and your future dividends will be reinvested. No interest will accrue on amounts represented by uncashed dividend or redemption checks.

As required by federal law, detailed U.S. federal tax information will be furnished to each shareholder for each calendar year.

Taxation of the Fund

The Fund intends to elect to be treated and qualify each year as a regulated investment company under Subchapter M of the Code. In order to qualify for the special tax treatment accorded regulated investment companies and their shareholders, the Fund must, among other things: (i) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies and net income derived from interests in “qualified publicly traded partnerships;” (ii) diversify its holdings so that at the end of each fiscal quarter, (a) at least 50% of the value of its total assets consists of cash and cash items (including receivables), U.S. government securities, securities of other regulated investment companies, and other securities limited generally, with respect to any one issuer, to no more than 5% of the value of the Fund’s total assets and 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of the Fund’s total assets is invested in (1) the securities (other than those of the U.S. government or other regulated investment companies) of any one issuer, (2) the securities (other than the securities of other regulated investment companies) of two or more issuers which the Fund controls and which are engaged in the same, similar or related trades or businesses, or (3) in the securities of one or more qualified publicly traded partnerships and (iii) distribute with respect to each taxable year an amount equal to or exceeding the sum of (a) 90% of its “investment company taxable income,” as that term is defined in the Code (which generally includes, among other things, dividends, taxable interest, and the excess of any net short-term capital gains over net long-term capital losses, as reduced by certain deductible expenses) without regard to the deduction for dividends paid, and (b) 90% of its tax-exempt interest income, net of expenses allocable thereto. For purposes of meeting the diversification requirement described in (ii) above, in the case of the Fund’s investment in loan participations, the issuer may be the financial intermediary or the borrower. The requirements for qualification as a regulated investment company may significantly limit the extent to which the Fund may invest in some investments.

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With respect to (i) above, the IRS may limit qualifying income from foreign currency gains to the amount of such currency gains that are directly related to a regulated investment company’s principal business of investing in stock or securities (or options and futures with respect thereto) pursuant to regulations that may be promulgated in the future. For purposes of the 90% gross income requirement described in (i) above, income derived from a partnership will generally be treated as qualifying income only to the extent such income is attributable to items of income of the partnership which would be qualifying income if realized by the regulated investment company. However, 100% of the net income derived from an interest in a qualified publicly traded partnership (defined as an entity taxed as a partnership (x) interests in which are traded on an established securities market or readily tradable on a secondary market or the substantial equivalent thereof and (y) that derives less than 90% of its income from the qualifying income described in (i) above) will be treated as qualifying income. In addition, although in general the passive activity loss rules of the Code do not apply to regulated investment companies, such rules do apply to a regulated investment company with respect to items attributable to an interest in a qualified publicly traded partnership. Finally, for purposes of (ii)(a) above, the term “outstanding voting securities of such issuer” will include the equity securities of a qualified publicly traded partnership.

To the extent that it qualifies for treatment as a regulated investment company, the Fund will not be subject to U.S. federal income tax on income distributed to its shareholders in a timely manner in the form of dividends (including capital gain dividends, defined below). In certain situations, the Fund can cure failures to meet the income and diversification tests described above, including, in some cases, by paying the Fund-level tax and, in the case of diversification failures, disposing of certain assets. If the Fund were to fail to qualify as a regulated investment company accorded special tax treatment in any taxable year – for example, because it was not sufficiently diversified under the applicable Code tests – the Fund would be subject to tax on its taxable income at corporate rates, and all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, would be taxable to shareholders as ordinary income. To qualify again to be taxed as a regulated investment company that is accorded special treatment in a subsequent year, the Fund could be required to pay substantial taxes, penalties and interest and make substantial distributions. In addition, if the Fund fails to qualify as a regulated investment company for a period greater than two taxable years, the Fund may be required to recognize and pay tax on any net built-in gain (the excess of aggregate gain, including items of income, over aggregate loss that would have been realized if the Fund had been liquidated) or, alternatively, to be subject to taxation on such built-in gain recognized for a period of five years, in order to qualify as a regulated investment company in a subsequent year.

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As a regulated investment company, the Fund generally will not be subject to U.S. federal income tax on its net capital gains (that is, any net long-term capital gains in excess of net short-term capital losses) properly reported by the Fund in a written statement to shareholders as capital gain dividends (“capital gain dividends”) and its investment company taxable income if any, that the Fund distributes to shareholders on a timely basis. The Fund generally intends to distribute substantially all of its investment company taxable income and net capital gains, after offsetting any capital loss carryovers, in a taxable year. If the Fund does retain any investment company taxable income, it will be subject to tax at regular corporate rates on the amount retained. However, the Fund may elect to have certain distributions paid after the close of a tax year treated as having been paid during the tax year for purposes of the regulated investment company distribution requirements and for purposes of determining its taxable income (“spill-over dividends”). Spill-over dividends are taxed to shareholders in the year in which they are received.

If the Fund retains any net capital gain, it will also be subject to tax at regular corporate rates on the amount retained, but may designate the retained amount as undistributed capital gains in a notice to its shareholders who (i) will be required to include in income for U.S. federal income tax purposes, as long-term capital gain, their shares of such undistributed amount, and (ii) will be entitled to credit their proportionate shares of the tax paid by the Fund on such undistributed amount against their U.S. federal income tax liabilities, if any. For U.S. federal income tax purposes, the tax basis of shares owned by a shareholder of the Fund will be increased by an amount equal to the difference between the amount of undistributed capital gains included in the shareholder’s income and the tax deemed paid by the shareholder under clause (ii) of the preceding sentence.

Generally, the excess (if any) of the Fund’s net short-term capital loss over the net long-term capital loss for a taxable year will carry over as a short-term capital loss arising on the first day of the next tax year. In addition, the excess (if any) of the Fund’s net long-term capital loss over the net short-term capital gain for the year will carry over as a long-term capital loss arising on the first day of the next tax year.

If future capital gains are offset by carried-forward capital losses, such future capital gains are not subject to Fund-level federal income tax, regardless of whether they are distributed to shareholders. However, future capital gains offset by carried-forward capital losses are generally subject to taxation as ordinary dividends to shareholders if distributed. Accordingly, the Fund does not expect to distribute any capital gains offset by carried-forward capital losses. The Fund cannot carry back or carry forward any net operating losses. As of September 30, 2018, the Fund does not have any capital loss carry-forward.

A regulated investment company may elect to treat any post-October capital loss (defined as the greatest of net capital loss, net long-term capital loss, or net short-term capital loss, in each case attributable to the portion of the taxable year after October 31) and late-year ordinary loss (generally, (i) net ordinary losses from the sale, exchange or other taxable disposition of property, attributable to the portion of the taxable year after October 31, plus (ii) other net ordinary losses attributable to the portion of the taxable year after December 31) as if incurred in the succeeding taxable year.

If the Fund fails to distribute in a calendar year at least an amount equal to the sum of 98% of its ordinary income for such year (taking into account certain deferrals and elections) and 98.2% of its net capital gain income for the one year period ending on October 31 of such year, plus any retained amount for the prior year, the Fund will be subject to a non-deductible excise tax on the undistributed amounts. For these purposes, ordinary gains and losses from the sale, exchange or other taxable disposition of property that would be properly taken into account after October 31 are treated as arising on January 1 of the following calendar year. For purposes of the excise tax, the Fund will be treated as having distributed any amount on which it has been subject to corporate income tax in the taxable year ending within the calendar year. A dividend paid to shareholders in January of a year generally is deemed to have been paid on December 31 of the preceding year, if the dividend is declared and payable to the shareholders of record on a date in October, November or December of that preceding year.

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The Fund intends to make distributions sufficient to avoid imposition of the excise tax, although there can be no assurance that it will be able to do so. Moreover, the Fund reserves the right to pay an excise tax rather than make an additional distribution when circumstances warrant (for example, the amount of excise tax to be paid is deemed de minimis by the Fund).

Equalization Accounting

The Fund may use “equalization accounting” to determine the portion of its income and gains that has been distributed with respect to each taxable year. Under equalization accounting, the Fund would allocate a portion of its undistributed investment company taxable income and net capital gain to redemptions of Fund shares. This method would allow the Fund to reduce the amount of such income and gains that it distributes to non-redeeming shareholders but would not reduce the total return on a shareholder’s investment. If the IRS determines that the Fund’s equalization method is improper and that the Fund has under-distributed its income and gain for any taxable year, the Fund may be liable for federal income and/or excise tax. Equalization accounting is not available for a fund that is a personal holding company for federal income tax purposes.

Taxation of Fund Distributions

For U.S. federal income tax purposes, distributions of investment company taxable income are generally taxable as ordinary income to the extent of the Fund’s current or accumulated “earnings and profits.” Taxes on distributions of capital gains are determined by how long the Fund owned the investments that generated them, rather than how long a shareholder has owned his or her shares. Distributions of net capital gains from the sale of investments that the Fund owned for more than one year and that are properly designated by the Fund as capital gain dividends (i.e., “capital gain dividends”) will be taxable to Fund shareholders as long-term capital gains. Generally, distributions of gains from the sale of investments that the Fund owned for one year or less will be taxable at rates applicable to ordinary income.

The Fund may designate certain dividends as derived from “qualified dividend income,” which, when received by an individual, will be taxed at a maximum federal income tax rate applicable to long-term capital gain (assuming certain holding period requirements are satisfied), which (for this purpose) is 20%. Dividend income distributed to individual shareholders will qualify as “qualified dividend income” as that term is defined in section 1(h)(11)(B) of the Code to the extent such distributions are attributable to income from the Fund’s investments in common and preferred stock of U.S. companies and stock of certain qualified foreign corporations provided that certain holding period and other requirements are met by both the Fund and its shareholders. If 95% or more of the Fund’s gross income (excluding net long-term capital gain over net short-term capital loss) constitutes qualified dividend income, all of its distributions (other than capital gain dividends) generally will be treated as qualified dividend income in the hands of individual shareholders, as long as they satisfy certain holding period requirements with respect to their Fund shares. If less than 95% of a Fund’s income is attributable to qualified dividend income, then only the portion of the Fund’s distributions that is attributable to qualified dividend income and designated as such in a timely manner will be so treated in the hands of individual shareholders. Portions of the Fund’s distributions may be derived from qualified dividend income.

Distributions of earnings and gains are taxable to shareholders even if the distributions are paid from income or gains earned by the Fund before a shareholder invested in the Fund (and thus were included in the price the shareholder paid)and whether shareholders receive them in cash or reinvest them in additional shares (other than distributions, if any, reported by the Fund as “exempt-interest dividends,” a designation which the Fund generally does not expect to make). Any gain resulting from the sale or exchange of Fund shares generally will be taxable as capital gains. Distributions declared and payable by the Fund during October, November or December to shareholders of record on a date in any such month and paid by the Fund during the following January will be treated for U.S. federal tax purposes as paid by the Fund and received by shareholders on December 31st of the year in which declared rather than the calendar year in which they were received.

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The maximum long-term capital gain rate applicable to individuals generally is 20%.

An additional 3.8% Medicare tax will be imposed on certain net investment income (including ordinary dividends and capital gain distributions received from the Fund and net gains from redemptions or other taxable dispositions of Fund shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds certain threshold amounts. Net investment income includes interest, dividends, royalties, rents, gross income from a trade or business involving passive activities, and net gain from disposition of property (other than property held in a non-passive trade or business). Net investment income also includes ordinary income and capital gain distributions received with respect to shares of the Fund and net gains from redemptions or other taxable dispositions of Fund shares. Net investment income is reduced by deductions properly allocable to such income.

Dividends received by corporate shareholders that are reported by the Fund in a written statement furnished to shareholders may qualify for the 50% dividends received deduction to the extent of the amount of qualifying dividends received by the Fund from domestic corporations and to the extent (if any) that a portion of interest paid or accrued on certain high yield discount obligations owned by the Fund are treated as dividends, so long as (in either case) certain holding period requirements are met.

If the Fund makes a distribution in excess of its current and accumulated “earnings and profits” in any taxable year, the excess distribution will be treated as a return of capital to the extent of a shareholder’s tax basis in his or her shares, and thereafter as capital gain. A return of capital is not taxable, but it reduces a shareholder’s basis in his or her shares, thus reducing any loss or increasing any gain on a subsequent taxable disposition by the shareholder of such shares.

Sale or Redemption of Shares

The sale or redemption of Fund shares may give rise to a gain or loss. In general, any gain or loss realized upon a taxable disposition of Fund shares will be treated as long-term capital gain or loss if the shares have been held for more than one year. Otherwise, the gain or loss on the taxable disposition of Fund shares will be treated as short-term capital gain or loss. However, any loss realized upon a taxable disposition of shares held for six months or less will be treated as long-term, rather than short-term, to the extent of any long-term capital gain distributions received (or deemed received) by the shareholder with respect to the shares. The deductibility of capital losses is subject to limitations.

All or a portion of any loss realized upon a taxable disposition of Fund shares will be disallowed if other substantially identical shares of the Fund or other substantially identical securities are purchased within 30 days before or after the disposition. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.

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Special Tax Considerations

The following discussion relates to the particular U.S. federal income tax consequences of the investment policies of the Fund.

Non-U.S. Taxes

Investments in non-U.S. securities may cause the Fund to be liable to non-U.S. governments for taxes relating primarily to investment income or capital gains on non-U.S. securities in the Fund’s portfolio. If at the close of its taxable year more than 50% of the value of the Fund’s total assets consists of securities of foreign corporations (including foreign governments), the Fund may make an election under the Code that would allow Fund shareholders who are U.S. persons or U.S. corporations to claim a foreign tax credit or deduction (but not both) on their U.S. income tax return for their pro rata portion of qualified taxes paid by that Fund to non-U.S. countries in respect of non-U.S. securities held at least a minimum period as specified in the Code. If the Fund were eligible for and were to make the election, the amount of each shareholder’s distribution reported on the information returns filed by the Fund with the IRS must be increased by the amount of the shareholder’s portion of the Fund’s foreign tax paid. A shareholder’s ability to claim all or a part of a foreign tax credit or deduction in respect of non-U.S. taxes paid by the Fund would also be subject to certain holding period and other limitations imposed by the Code.

If the Fund were to qualify as a “qualified fund of funds,” the Fund could be entitled to elect to pass-through its foreign tax credits without regard to the above described 50% requirement. For this purpose, the term “qualified fund of funds” means a regulated investment company if (at the close of each quarter of the taxable year) at least 50% of the value of its total assets is represented by interests in other regulated investment companies.

The Fund does not anticipate that it will be eligible for the elections discussed in this section.

Non-U.S. Currency Transactions

Transactions in non-U.S. currencies, non-U.S.-currency denominated debt obligations and certain non-U.S. currency options, future contracts, and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the non-U.S. currency concerned and may increase the amount and affect the timing and character of taxes payable by shareholders. Certain of the Fund’s transactions, if any, in foreign currencies and foreign currency denominated instruments are likely to result in a difference between the Fund’s book income and taxable income. This difference may cause a portion of the Fund’s income distributions to constitute a return of capital or capital gain for tax purposes or require the Fund to make distributions exceeding book income to avoid excise tax liability and to qualify as a regulated investment company, which may have the effect of accelerating taxable distributions to shareholders of the Fund.

Passive Foreign Investment Companies

The Fund may invest in stocks of foreign companies that may be classified under the Code as passive foreign investment companies (“PFICs”). In general, a foreign company is classified as a PFIC if at least one-half of its assets constitute investment-type assets or 75% or more of its gross income is investment-type income. When investing in PFIC securities, the Fund intends to mark-to-market these securities under certain provisions of the Code and recognize any unrealized gains as ordinary income at the end of the Fund’s fiscal and excise tax years. Deductions for losses are allowable only to the extent of any current or previously recognized gains. These gains (reduced by allowable losses) are treated as ordinary income that the Fund is required to distribute, even though it has not sold or received dividends from these securities. In addition, if the Fund is unable to identify an investment as a PFIC and thus does not make a mark-to-market election, the Fund may be subject to U.S. federal income tax and interest on a portion of any “excess distribution” or gain from the disposition of such shares even if such income is distributed as a taxable dividend by the Fund to its shareholders.

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Alternatively, the Fund may elect to treat the PFIC as a “qualified electing fund” (a “QEF election”), in which case the Fund would be required to include its share of the company’s income and net capital gains annually, regardless of whether it receives distributions from the PFIC. As with the mark-to-market election, these amounts would be taken into account by the Fund for purposes of satisfying the distribution requirement and the excise tax distribution requirement. Under proposed Treasury Regulations issued by the IRS, earnings included in income under a QEF election would not be qualifying income for a RIC unless such earnings are distributed in the taxable year in which they are earned. In order to make a QEF election, the Fund would be required to obtain certain annual information from the PFICs in which it invests, which may be difficult or impossible to obtain. Dividends paid by PFICs or by foreign corporations that were PFICs in the year preceding the payment of the dividend will not be eligible to be treated as qualified dividend income.

Financial Products

The Fund’s investments in options, hedging transactions, forward contracts, swaps and certain other transactions will be subject to special tax rules (including mark-to-market, constructive sale, straddle, wash sale, short sale and other rules), the effect of which may be to accelerate income recognized by the Fund, defer the Fund’s losses, cause adjustments in the holding periods of the Fund’s securities, convert capital gain into ordinary income and convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to Fund shareholders.

Certain positions undertaken by the Fund may constitute “straddles” for U.S. federal income tax purposes. The straddle rules may affect the character of gains or losses realized by the Fund. Losses realized by the Fund that are part of a straddle may be deferred beyond the point in time that they are realized. The straddle rules, if applicable, could increase the amount of short-term capital gain realized by the Fund, which is taxed as ordinary income when distributed to shareholders. Certain tax elections that the Fund may make with respect to straddles could affect the character and timing of recognition of gains and losses.

Rules governing the tax aspects of notional principal contracts in which the Fund may invest are not clear in various respects. As a result, the IRS could challenge the Fund’s methods of accounting for U.S. federal income tax purposes for such contracts, and such a challenge could affect the status of the Fund as a regulated investment company.

When the Fund sells a put or call option, the premium received generally is not included in income at the time of receipt. If the option expires, the premium is generally included in income of the Fund as short-term capital gain. If the Fund enters into a closing transaction, the difference between the amount paid to close out its position and the premium received is generally short-term capital gain or loss. If a call option written by the Fund is exercised, thereby requiring the Fund to sell the underlying security, the premium will increase the amount realized upon the sale of such security and any resulting gain or loss generally will be a capital gain or loss, and will be long-term or short-term depending upon the holding period of the security. With respect to a put or call option that is purchased by the Fund, if the option is sold any resulting gain or loss generally will be a capital gain or loss, and will be long-term or short-term, depending upon the holding period of the option. If the option expires, the resulting loss is a capital loss and is long-term or short-term, depending upon the holding period of the option. If the option is exercised, the cost of the option, in the case of a call option, is added to the basis of the purchased security and in the case of a put option, reduces the amount realized on the underlying security in determining gain or loss.

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Some of the Fund’s investments, such as certain option transactions, futures contract transactions, and forward foreign currency exchange contracts may be “section 1256 contracts.” With certain exceptions, gains or losses attributable to section 1256 contracts generally are treated as sixty percent long-term capital gains or losses and forty percent short-term capital gains or losses (“60/40”). Section 1256 contracts held by the Fund at the end of a taxable year (and, generally, for purposes of the excise tax, on October 31 of each year) are “marked-to market” with the result that unrealized gains or losses are treated as though they were realized and the resulting gain or loss is treated as 60/40 gain or loss.

The application of certain requirements for qualification as a regulated investment company and the application of certain other federal income tax rules may be unclear in some respects in connection with investments in certain derivatives and other investments. As a result, the Fund may be required to limit the extent to which it invests in such investments and the IRS may not agree with the Fund’s treatment of such investments. In addition, the tax treatment of derivatives and certain other investments may be affected by future legislation, Treasury regulations and guidance issued by the IRS (which could apply retroactively) that could affect the timing, character and amount of the Fund’s income and gains and distributions to shareholders, affect whether the Fund has made sufficient distributions and otherwise satisfied the requirements to maintain its qualification as a regulated investment company and avoid federal income and excise taxes or limit the extent to which the Fund may invest in certain derivatives and other investments in the future.

Securities Issued or Purchased at a Discount

The Fund’s investment in securities issued at a discount and certain other obligations will (and investments in securities purchased at a discount may) require the Fund to accrue and distribute income not yet received. In addition, payment-in-kind securities will give rise to income which is required to be distributed even though the Fund does not receive an interest payment in cash on the security during the year. In order to generate sufficient cash to make the requisite distributions, the Fund may be required to sell securities in its portfolio that it otherwise would have continued to hold. The Fund may realize gains or losses from such sales. If the Fund realizes net capital gains from such transactions, its shareholders may receive a larger capital gain distribution than they would in the absence of such transactions.

Some debt obligations that are acquired by the Fund in the secondary market may be treated as having market discount. “Market discount” is generally the excess of the stated redemption price of a debt obligation at maturity over the basis of the obligation immediately after its acquisition by the taxpayer. Generally, any gain recognized on the disposition of a debt security having market discount is treated as ordinary income to the extent the gain does not exceed the “accrued market discount” on such debt security. Market discount generally accrues in equal daily installments. The Fund may make certain elections applicable to debt obligations having market discount, which could affect the character and timing of recognition of income for U.S. federal income tax purposes.

For financial accounting purposes, depending upon the type of instrument involved and its credit quality, both original issue discount and market discount may be recognized over the expected or contractual life of the instrument.  The Tax Cuts and Jobs Act of 2017 (the “2017 Tax Act”) requires accrual-method taxpayers to recognize items of gross income for tax purposes no later than the year in which the taxpayer recognizes the income for financial accounting purposes. The IRS has said that it will not apply this provision to require the recognition of accrued market discount. However, it is possible that the 2017 Tax Act will accelerate the recognition by the Fund of original issue discount for income tax purposes.

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High-Risk Securities

The Fund may invest in debt obligations that are in the lowest rating categories or are unrated. Investments in debt obligations that are at risk of or in default present special tax issues for the Fund. The application of the U.S. federal income tax rules with respect to these types of investments is complicated and will depend upon the application of the law to facts that may be unclear, which may result in uncertainty about the U.S. federal income tax treatment of these investments (e.g., such as when the Fund may cease to accrue interest, original issue discount or market discount, when and to what extent deductions may be taken for bad debts, or worthless securities and how payments received on obligations in default should be allocated between principal and income). These and other related issues will be addressed by the Fund if it invests in such securities in order to seek to ensure that the Fund distributes sufficient income to avoid becoming subject to U.S. federal income or excise tax.

Backup Withholding

The Fund generally is required to withhold and remit to the U.S. Treasury a percentage of the taxable distributions and redemption proceeds paid to any individual shareholder who fails to properly furnish the Fund with a correct taxpayer identification number (TIN), who has under-reported dividend or interest income, or who fails to certify to the Fund that he or she is not subject to such withholding. The backup withholding tax rate is 24% for tax years beginning after December 31, 2017 and before January 1, 2026. Backup withholding is not an additional tax. Amounts withheld under the backup withholding rules from a payment to a shareholder generally may be refunded or credited against the shareholder’s federal income tax liability, if any, provided that certain required information is timely furnished to the IRS. A shareholder who has not been notified by the IRS that the shareholder has failed to report interest or dividends may normally avoid backup withholding by furnishing a properly completed IRS Form W-9. If a shareholder fails to furnish a valid TIN upon request, the shareholder can be subject to IRS penalties.

Cost Basis Reporting

The Fund (or its administrative agent) must report to the IRS and furnish to fund shareholders the cost basis information for fund shares purchased on or after January 1, 2012, and redeemed, exchanged or otherwise sold on or after that date. For such shares, in addition to the requirement to report the gross proceeds from the sale of Fund shares, the Fund is required to report the cost basis information for such shares and indicate whether these shares had a short-term or long-term holding period. In the absence of an election by a shareholder to elect from certain cost basis methods which have been accepted by the IRS, the Fund will use its default cost basis method. The cost basis method elected or applied may generally not be changed after the settlement date of a sale of Fund shares. Fund shareholders should consult with their tax advisers concerning the most desirable IRS-accepted cost basis method for their tax situation and to obtain more information about how the cost basis reporting law applies to them.

Reportable Transactions

If a shareholder recognizes a loss with respect to Fund shares of $2 million or more for an individual shareholder, or $10 million or more for a corporate shareholder, in any single taxable year (or a greater amount over a combination of years), the shareholder must file with the IRS a disclosure statement on Form 8886. Shareholders who own portfolio securities directly are in many cases excepted from this reporting requirement but, under current guidance, shareholders of regulated investment companies are not excepted. A shareholder who fails to make the required disclosure to the IRS may be subject to substantial penalties. The fact that a loss is reportable under these regulations does not affect the legal determination of whether or not the taxpayer’s treatment of the loss is proper. Shareholders should consult with their tax advisers to determine the applicability of these regulations in light of their individual circumstances.

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Foreign Accounts

Under the Foreign Account Tax Compliance Act (or “FATCA”), foreign financial institutions as defined by FATCA (“FFIs”) or non-financial foreign entities as defined by FATCA (“NFFEs”) that are shareholders of the Fund may be subject to a 30% withholding tax on: (1) income dividends paid by the Fund, and (2) certain capital gain distributions and the proceeds of a sale of Fund shares paid after December 31, 2018. The FATCA withholding tax generally may be avoided: (a) by an FFI, if it reports certain direct and indirect ownership of foreign financial accounts held by U.S. persons with the FFI, and (b) by an NFFE, if it: (i) certifies that is has no substantial U.S. persons as owners or (ii) if it does have such owners, reporting information relating to them to the withholding agent (which may be the Fund). The U.S. Treasury has negotiated intergovernmental agreements (each, an “IGA”) with certain countries and is in various stages of negotiations with other foreign countries with respect to one or more alternative approaches to implement FATCA. An entity in one of those countries may be required to comply with the terms of an IGA and applicable local law instead of U.S. Treasury regulations.

An FFI can avoid FATCA withholding by becoming a “participating FFI,” which requires the FFI to enter into a tax compliance agreement with the IRS under section 1471(b) of the Code under which it agrees to verify, report and disclose certain of its U.S. accountholders and provided that such entity meets certain other specified requirements. The FFI will report to the IRS, or, depending on the FFI’s country of residence, to the government of that country (pursuant to the terms and conditions of an applicable IGA and applicable law), which will, in turn, report to the IRS. An FFI that is resident in a country that has entered into an IGA with the U.S. to implement FATCA will be exempt from FATCA withholding provided that the FFI shareholder and the applicable foreign government comply with the terms of such agreement.

An NFFE that is the beneficial owner of a payment from the Fund can avoid FATCA withholding generally by certifying that it does not have any substantial U.S. owners or by providing the name, address and taxpayer identification number of each substantial U.S. owner. The NFFE will report to the Fund or other applicable withholding agent, which will, in turn, report information to the IRS.

Such foreign shareholders also may fall into certain exempt, excepted or deemed compliant categories as established by U.S. Treasury regulations, IGAs, and other guidance regarding FATCA. An FFI or NFFE that invests in the Fund will need to provide the Fund with documentation properly certifying the entity’s status under FATCA in order to avoid FATCA withholding. The requirements imposed by FATCA are different from, and in addition to, the U.S. certification rules to avoid backup withholding described above.

Other Tax Matters

Special tax rules apply to investments through defined contribution plans and other tax-qualified plans, as well as investments by other tax-exempt investors. Shareholders should consult their tax adviser to determine the suitability of shares of the Fund as an investment through such plans or by other tax-exempt investors and the precise effect that investment in the Fund would have on their particular tax situation.

The foregoing discussion relates solely to U.S. federal income tax law. Dividends and distributions also may be subject to state and local taxes. Shareholders are urged to consult their tax advisers regarding specific questions as to U.S. federal, state, local and, where applicable, foreign taxes. Foreign investors should consult their tax advisers concerning the U.S. federal income tax consequences of ownership of shares of the Fund, including the certification and filing requirements imposed on foreign investors in order to qualify for exemption from the backup withholding tax rates (or a reduced rate of withholding provided by treaty and the potential applicability of the U.S. estate tax).

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The foregoing is a general and abbreviated summary of the applicable provisions of the Code and related regulations currently in effect. For the complete provisions, reference should be made to the pertinent Code sections and regulations. The Code and regulations are subject to change by legislative or administrative actions.

The 2017 Tax Act

The 2017 Tax Act substantially altered the U.S. federal income tax rules. Several specific provisions of the 2017 Tax Act are described in the relevant portions of this SAI. The 2017 Tax Act also makes numerous changes to the tax rules that do not affect regulated investment companies directly but may affect shareholders and may indirectly affect the Fund. Among many other tax changes introduced by the Act, the Act changes marginal income tax rates applicable to individuals and other taxpayers. Most of the changes applicable to individuals are temporary and apply only to taxable years beginning after December 31, 2017 and before January 1, 2026. The 2017 Tax Act does not change the maximum federal income tax rates that apply to long-term capital gains recognized by noncorporate taxpayers.

DESCRIPTION OF THE TRUST

The Trust was organized as a Delaware business trust on January 12, 2012 and consists of multiple separate portfolios or series. The Board may establish additional series in the future. The capitalization of the Trust consists solely of an unlimited number of shares of beneficial interest with no par value.

The Trust consists of multiple separate portfolios or series. When certain matters affect one fund but not another, the shareholders vote as a fund regarding such matters. Subject to the foregoing, on any matter submitted to a vote of shareholders, all shares then entitled to vote will be voted separately by the fund unless otherwise required by the 1940 Act, in which case all shares will be voted in the aggregate. For example, a change in a fund’s fundamental investment policies would be voted upon only by shareholders of the fund. Additionally, approvals of Investment Advisory Contracts are matters to be determined separately by the fund.

Approval by the shareholders of one fund is effective as to that fund whether or not sufficient votes are received from the shareholders of the other fund to approve the proposal as to that fund. The term “majority,” when referring to approvals to be obtained from shareholders of a fund means the vote of the lesser of (i) 67% of the shares of the fund or class represented at a meeting if the holder of more than 50% of the outstanding shares of the fund or class are present in person or by proxy, or (ii) more than 50% of the outstanding shares of the fund. The term “majority,” when referring to the approvals to be obtained from shareholders of the Trust as a whole means the vote of the lesser of (i) 67% of the Trust’s shares represented at a meeting if the holders of more than 50% of the Trust’s outstanding shares are present in person or proxy, or (ii) more than 50% of the Trust’s outstanding shares. Shareholders are entitled to one vote for each full share held and fractional votes for fractional shares held.

The Trust is not required to hold regular annual meetings of a fund’s shareholders and does not intend to do so. However, the Trust undertakes to hold a special meeting of its shareholders if the purpose of voting on the question of removal of a director or trustees is requested in writing by the holders of at least 10% of the Trust’s outstanding voting securities, and to assist in communicating with other shareholders as required by Section 16(c) of the 1940 Act. The Declaration of Trust provides that the holders of not less than two-thirds of the outstanding shares of the Trust may remove a person serving as Trustee either by declaration in writing or at a meeting called for such purpose.

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Each share of the Fund represents an equal proportional interest in the fund with each other share and is entitled to such dividends and distributions out of the income earned on the assets belonging to the Fund as are declared in the discretion of the Trustees. In the event of the liquidation or dissolution of the Trust, shareholders of the Fund are entitled to receive the assets attributable to the Fund that are available for distribution, and a distribution of any general assets of the Trust not attributable to the Fund that are available for distribution in such manner and on such basis as the Trustees in their sole discretion may determine.

Shareholders are not entitled to any preemptive rights. All shares, when issued, will be fully paid and non-assessable by the Trust.

Under Delaware law, shareholders could, under certain circumstances, be held personally liable for the obligations of a series of the Trust but only to the extent of the shareholder’s investment in such series. However, the Declaration of Trust disclaims liability of the shareholders, Trustees or officers of the Trust for acts or obligations of the Trust, which are binding only on the assets and property of each series of the Trust and requires that notice of the disclaimer be given in each contract or obligations entered into or executed by the Trust or the Trustees. The risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Trust itself would be unable to meet its obligations and should be considered remote and is limited to the amount of the shareholder’s investment in the Fund.

OTHER INFORMATION ABOUT THE FUND

Custodian. MUFG Union Bank, N.A., located at 350 California Street, 6th Floor, San Francisco, California 94104, serves as the custodian for the Fund. As such, the Custodian holds in safekeeping certificated securities and cash belonging to the Fund and, in such capacity, is the registered owner of securities in book-entry form belonging to the Fund. Upon instruction, the Custodian receives and delivers cash and securities of the Fund in connection with Fund transactions and collects all dividends and other distributions made with respect to Fund portfolio securities. The Custodian also maintains certain accounts and records of the Fund. Sub-custodians provide custodial services for any foreign assets held outside of the United States.

Transfer Agent. ALPS, pursuant to a Transfer Agency and Service Agreement, serves as transfer agent for the Fund. As Transfer Agent, ALPS has, among other things, agreed to (i) issue and redeem shares of the Fund; (ii) make dividend and other distributions to shareholders of the Fund; (iii) effect transfers of shares; (iv) mail communications to shareholders of the Fund, including account statements, confirmations, and dividend and distribution notices; (v) facilitate the electronic delivery of shareholder statements and reports; and (vi) maintain shareholder accounts. Under the Transfer Agency and Service Agreement, ALPS receives from the Trust on behalf of the Fund an annual minimum fee and a fee based upon the number of shareholder accounts and is also reimbursed for out-of-pocket expenses. As described above, ALPS is an affiliate of the Distributor.

Independent Registered Public Accounting Firm. Cohen & Company, Ltd. (“Cohen”) serves as the Trust’s independent registered public accounting firm. Cohen provides audit services, tax return review and assistance. Cohen is located at 1350 Euclid Ave., Suite 800, Cleveland, Ohio 44115.

Counsel. Davis Graham & Stubbs LLP serves as counsel to the Trust and is located at 1550 17th Street, Suite 500, Denver, Colorado 80202. Thompson Hine LLP serves as counsel to the Independent Trustees and is located at 41 South High Street, Columbus, Ohio 43215.

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PERFORMANCE INFORMATION

Yield and Total Return. The Fund may from time to time include the yield and/or total return of its shares in advertisements or information in advertisements or information furnished to present or prospective shareholders.

The Fund’s yield will vary from time to time depending upon market conditions, the composition of its portfolios and operating expenses of the Trust allocated to the Fund. These factors, possible differences in the methods used in calculating yield, and the tax exempt status of distributions, should be considered when comparing the Fund’s yield to yields published for other investment companies and other investment vehicles. Yield should also be considered relative to changes in the value of the Fund’s shares and to the relative risks associated with the investment objectives and policies of the Fund.

At any time in the future, yields and total return may be higher or lower than past yields and there can be no assurance that any historical results will continue.

Investors in the Fund are specifically advised that share prices, expressed as the net asset value per share, will vary just as yield will vary. An investor’s focus on the yield of the Fund to the exclusion of the consideration of the share price of the Fund may result in the investor’s misunderstanding the total return he or she may derive from the Fund.

FINANCIAL STATEMENTS

The audited financial statements of the DDJ Opportunistic High Yield Fund for the fiscal year ended September 30, 2018, and the report of Cohen & Company, Ltd., the Fund’s independent registered public accounting firm, are incorporated herein by reference to the Fund’s Annual Report for the fiscal years ended September 30, 2017 and September 30, 2018. Financial highlights for prior periods were audited by other auditors. The Annual Report was filed on Form N-CSR with the SEC on December 10, 2018. The Annual Report is available at no charge by writing or telephoning the Fund at the address or number on the front page of this Statement of Additional Information.

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APPENDIX A

DESCRIPTION OF SECURITIES RATINGS

The Fund may make use of average portfolio credit quality standards to assist institutional investors whose own investment guidelines limit their investments accordingly. In determining the Fund’s overall dollar-weighted average quality, unrated securities are treated as if rated, based on the adviser’s view of their comparability to rated securities. The Fund’s use of average quality criteria is intended to be a guide for those investors whose investment guidelines require that assets be invested according to comparable criteria. Reference to an overall average quality rating for the Fund does not mean that all securities held by the Fund will be rated in that category or higher. The Fund’s investments may range in quality from securities rated in the lowest category in which the Fund is permitted to invest to securities rated in the highest category (as rated by Moody’s, S&P or Fitch or, if unrated, determined by the adviser to be of comparable quality). The percentage of the Fund’s assets invested in securities in a particular rating category will vary. Following is a description of Moody’s, S&P’s and Fitch’s ratings applicable to fixed-income securities.

Moody’s Investors Service, Inc.

Corporate and Municipal Bond Ratings

Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edge.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long-term risks appear somewhat larger than with Aaa securities.

A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment sometime in the future.

Baa: Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured), interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

A-1

B: Bonds which are rated B generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C: Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Moody’s bond ratings, where specified, are applicable to financial contracts, senior bank obligations and insurance company senior policyholder and claims obligations with an original maturity in excess of one year. Obligations relying upon support mechanisms such as letter-of-credit and bonds of indemnity are excluded unless explicitly rated. Obligations of a branch of a bank are considered to be domiciled in the country in which the branch is located.

Unless noted as an exception, Moody’s rating on a bank’s ability to repay senior obligations extends only to branches located in countries which carry a Moody’s Sovereign Rating for Bank Deposits. Such branch obligations are rated at the lower of the bank’s rating or Moody’s Sovereign Rating for the Bank Deposits for the country in which the branch is located. When the currency in which an obligation is denominated is not the same as the currency of the country in which the obligation is domiciled, Moody’s ratings do not incorporate an opinion as to whether payment of the obligation will be affected by the actions of the government controlling the currency of denomination. In addition, risk associated with bilateral conflicts between an investor’s home country and cither the issuer’s home country or the country where an issuer branch is located are not incorporated into Moody’s ratings.

Moody’s makes no representation that rated bank obligations or insurance company obligations are exempt from registration under the Securities Act or issued in conformity with any other applicable law or regulation. Nor does Moody’s represent that any specific bank or insurance company obligation is legally enforceable or a valid senior obligation of a rated issuer.

Moody’s applies numerical modifiers, 1, 2, and 3 in each generic rating classified from Aa through Caa in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

Corporate Short-Term Debt Ratings

Moody’s short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations. These obligations have an original maturity not exceeding one year, unless explicitly noted.

Moody’s employs the following three designations, all judged to be investment-grade, to indicate the relative repayment ability of rated issuers:

PRIME-1: Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries; high rates of return on funds employed: conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.

A-2

PRIME-2: Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

PRIME-3: Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

NOT PRIME: Issuers rated Not Prime do not fall within any of the Prime rating categories.

Standard & Poor’s Ratings Services

Issue Credit Rating Definitions

A Standard & Poor’s issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The issue credit rating is not a recommendation to purchase, sell, or hold a financial obligation, inasmuch as it does not comment as to market price or suitability for a particular investor.

Issue credit ratings are based on current information furnished by the obligors or obtained by Standard & Poor’s from other sources it considers reliable. Standard & Poor’s does not perform an audit in connection with any credit rating and may, on occasion, rely on unaudited financial information. Credit ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

Issue credit ratings can be either long-term or short-term. Short-term ratings are generally assigned to those obligations considered short term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days, including commercial paper. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. The result is a dual rating, in which the short-term rating addresses the put feature, in addition to the usual long-term rating. Medium-term notes are assigned long-term ratings.

Issue credit ratings are based, in varying degrees, on the following considerations: likelihood of payment - capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation: nature of and provisions of the obligation; protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

A-3

The issue rating definitions are expressed in terms of default risk. As such, they pertain to senior obligations of an entity. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation applies when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.) Accordingly, in the case of junior debt the rating may not conform exactly with the category definition.

Corporate and Municipal Bond Ratings

Investment-grade

AAA: An obligation rated AAA has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA: An obligation rated ‘AA’ differs from the highest rated obligations only in small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A: An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB: An obligation rated ‘BBS’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Speculative Grade

Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’ and ‘C’ are regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.

BB: An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B: An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC: An obligation rated ‘CCC’ is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC: An obligation rated ‘CC’ is currently highly vulnerable to nonpayment.

A-4

C: A subordinated debt or preferred stock obligation rated ‘C’ is currently highly vulnerable to nonpayment. The ‘C’ rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued. A ‘C’ also will be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.

D: An obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Plus (+) or Minus (–): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Provisional ratings: The letter “p” indicates that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of, such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

r: This symbol is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating. Examples include: obligations linked or indexed to equities, currencies, or commodities; obligations exposed to severe prepayment risk - such as interest-only or principal-only mortgage securities; and obligations with unusually risky interest terms, such as inverse floaters.

The absence of an “r” symbol should not be taken as an indication that an obligation will exhibit no volatility or variability in total return.

N.R.: This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor’s does not rate a particular obligation as a matter of policy.

Debt obligations of issuers outside the United States and its territories are rated on the same basis as domestic corporate and municipal issues. The ratings measure the creditworthiness of the obligor but do not take into account currency exchange and related uncertainties.

Commercial Paper Rating Definitions

A Standard & Poor’s commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into several categories, ranging from A for the highest quality obligations to D for the lowest. These categories are as follows:

A-1: A short-term obligation rated ‘A-1’ is rated in the highest category by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-5

A-2: A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3: A short-term obligation rated ‘A-3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B: A short-term obligation rated ‘B’ is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

C: A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D: A short-term obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

A commercial paper rating is not a recommendation to purchase, sell or hold a security inasmuch as it does not comment as to market price or suitability for a particular investor. The ratings are based on current information furnished to Standard & Poor’s by the issuer or obtained from other sources it considers reliable. Standard & Poor’s does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in or unavailability of such information.

Fitch Investor Services, Inc.

Credit Ratings

Fitch’s credit ratings provide an opinion on the relative ability of an entity to meet financial commitments, such as interest, preferred dividends, repayment of principal, insurance claims or counterparty obligations. Credit ratings are used by investors as indications of the likelihood of receiving their money back in accordance with the terms on which they invested. Fitch’s credit ratings cover the global spectrum of corporate, sovereign (including supranational and sub-national), financial, bank, insurance, municipal and other public finance entities and the securities or other obligations they issue, as well as structured finance securities backed by receivables or other financial assets.

The use of credit ratings defines their function: “investment grade” ratings (international Long-term ‘AAA’ to ‘BBB-’ categories; Short-term ‘F1’ to ‘F3’) indicate relatively low to moderate credit risk, while those in the “speculative” or “non-investment grade” categories (international Long-term ‘BB+’ to ‘D’; Short-term ‘B’ to ‘D’) either signal a higher level of credit risk or that a default has already occurred. Credit ratings express risk in relative rank order, which is to say they are ordinal measures of credit risk and are not predictive of a specific frequency of default or loss.

Depending on their application, credit ratings address benchmark measures of probability of default as well relative expectations of loss given default. For example, issuers are typically assigned Issuer Default Ratings that are relative measures of default probability. Similarly, short-term credit ratings give primary consideration to the likelihood that obligations will be met on a timely basis. Securities, however, are rated taking into consideration probability of default and loss given default. As a result, for entities such as corporations security ratings may be rated higher, lower or the same as the issuer rating to reflect expectations of the security’s relative recovery prospects, as well as differences in ability and willingness to pay. While recovery analysis plays an important role throughout the ratings scale, it becomes a more critical consideration for below investment-grade securities and obligations, particularly at the lower end of the non-investment-grade ratings scale where Fitch often publishes actual Recovery Ratings that are complementary to the credit ratings.

A-6

Structured finance ratings typically are assigned to each individual security or tranche in a transaction, and not to an issuer. Each structured finance tranche is rated on the basis of various stress scenarios in combination with its relative seniority, prioritization of cash flows and other structural mechanisms.

International Long-Term Credit Ratings

International Long-Term Credit Ratings (LTCR) may also be referred to as Long-Term Ratings. When assigned to most issuers, it is used as a benchmark measure of probability of default and is formally described as an Issuer Default Rating (IDR). The major exception is within Public Finance, where IDRs will not be assigned as market convention has always focused on timeliness and does not draw analytical distinctions between issuers and their underlying obligations. When applied to issues or securities, the LTCR may be higher or lower than the issuer rating (IDR) to reflect relative differences in recovery expectations.

The following rating scale applies to foreign currency and local currency ratings:

Investment Grade

AAA

Highest credit quality. ‘AAA’ ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA

Very high credit quality. ‘AA’ ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A

High credit quality. ‘A’ ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB

Good credit quality. ‘BBB’ ratings indicate that there is currently expectations of low credit risk. The capacity for payment of financial commitments is considered adequate but adverse changes in circumstances and economic conditions are more likely to impair this capacity. This is the lowest investment grade category.

A-7

Speculative Grade

BB

Speculative

‘BB’ ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B

Highly speculative

For issuers and performing obligations, ‘B’ ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

For individual obligations, may indicate distressed or defaulted obligations with potential for extremely high recoveries. Such obligations would possess a Recovery Rating of ‘R1’ (outstanding).

CCC

For issuers and performing obligations, default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic conditions.

For individual obligations, may indicate distressed or defaulted obligations with potential for average to superior levels of recovery. Differences in credit quality may be denoted by plus/minus distinctions. Such obligations typically would possess a Recovery Rating of ‘R2’ (superior), or ‘R3’ (good) or ‘R4’ (average).

CC

For issuers and performing obligations, default of some kind appears probable.

For individual obligations, may indicate distressed or defaulted obligations with a Recovery Rating of ‘R4’ (average) or ‘R5’ (below average).

C

For issuers and performing obligations, default is imminent.

For individual obligations, may indicate distressed or defaulted obligations with potential for below-average to poor recoveries. Such obligations would possess a Recovery Rating of ‘R6’ (poor).

A-8

RD

Indicates an entity that has failed to make due payments (within the applicable grace period) on some but not all material financial obligations, but continues to honor other classes of obligations.

D

Indicates an entity or sovereign that has defaulted on all of its financial obligations. Default generally is defined as one of the following:

●	failure of an obligor to make timely payment of principal and/or interest under the contractual terms of any financial obligation;
●	the bankruptcy filings, administration, receivership, liquidation or other winding-up or cessation of business of an obligor; or
●	the distressed or other coercive exchange of an obligation, where creditors were offered securities with diminished structural or economic terms compared with the existing obligation.

Default ratings are not assigned prospectively; within this context, non-payment on an instrument that contains a deferral feature or grace period will not be considered a default until after the expiration of the deferral or grace period.

Issuers will be rated ‘D’ upon a default. Defaulted and distressed obligations typically are rated along the continuum of ‘C’ to ‘B’ ratings categories, depending upon their recovery prospects and other relevant characteristics. Additionally, in structured finance transactions, where analysis indicates that an instrument is irrevocably impaired such that it is not expected to meet pay interest and or principal in full in accordance with the terms of the obligation’s documentation during the life of the transaction, but where no payment default in accordance with the terms of the documentation is imminent, the obligation may be rated in the ‘B’ or ‘CCC-C’ categories.

Default is determined by reference to the terms of the obligations’ documentation. Fitch will assign default ratings where it has reasonably determined that payment has not been made on a material obligation in accordance with the requirements of the obligation’s documentation, or where it believes that default ratings consistent with Fitch’s published definition of default are the most appropriate ratings to assign.

International Short-Term Credit Ratings

The following ratings scale applies to foreign currency and local currency ratings. A Short-term rating has a time horizon of less than 13 months for most obligations, or up to three years for US public finance, in line with industry standards, to reflect unique risk characteristics of bond, tax, and revenue anticipation notes that are commonly issued with terms up to three years. Short-term ratings thus place greater emphasis on the liquidity necessary to meet financial commitments in a timely manner.

F1

Highest credit quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F2

Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

A-9

F3

Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near term adverse changes could result in a reduction to non-investment grade.

B

Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near term adverse changes in financial and economic conditions.

C

High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

RD

Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other obligations.

D

Indicates an entity or sovereign that has defaulted on all of its financial obligations.

Notes to International Long-Term and Short-Term ratings:

The modifiers “+” or “–” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the ‘AAA’ Long-term rating category, to categories below ‘CCC’ or to Short-term ratings other than ‘Fl’. (The +/– modifiers are only used to denote issues within the CCC category, whereas issuers are only rated CCC without the use of modifiers.)

Rating Watch: Ratings are placed on Rating Watch to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as “Positive,” indicating a potential upgrade, “Negative,” for a potential downgrade, or “Evolving,” if ratings may be raised, lowered or maintained. Rating Watch is typically resolved over a relatively short period.

Rating Outlook: An Outlook indicates the direction a rating is likely to move over a one to two-year period. Outlooks may be positive, stable or negative. A positive or negative Rating Outlook does not imply a rating change is inevitable. Similarly, ratings for which outlooks are “stable” could be upgraded or downgraded before an outlook moves to positive or negative if circumstances warrant such an action. Occasionally, Fitch Ratings may be unable to identify the fundamental trend. In these cases, the Rating Outlook may be described as evolving.

Program ratings (such as the those assigned to MTN shelf registrations) relate only to standard issues made under the program concerned: it should not be assumed that these ratings apply to every issue made under the program. In particular, in the case of non-standard issues, i.e. those that are linked to the credit of a third party or linked to the performance of an index, ratings of these issues may deviate from the applicable program rating.

A-10

Variable rate demand obligations and other securities which contain a short-term “put” or other similar demand feature will have a dual rating, such as AAA/F1+. The first rating reflects the ability to meet long-term principal and interest payments, whereas the second rating reflects the ability to honor the demand feature in full and on time.

Interest Only

Interest Only ratings are assigned to interest strips. These ratings do not address the possibility that a security holder might fail to recover some or all of its initial investment due to voluntary or involuntary principal repayments.

Principal Only

Principal Only ratings address the likelihood that a security holder will receive their initial principal investment either before or by the scheduled maturity date.

Rate of Return

Ratings also may be assigned to gauge the likelihood of an investor receiving a certain predetermined internal rate of return without regard to the precise timing of any cash flows.

‘PIF’

Paid-in-Full: denotes a security that is paid-in-full, matured, called, or refinanced.

‘NR’ indicates that Fitch Ratings does not rate the issuer or issue in question.

‘Withdrawn’: A rating is withdrawn when Fitch Ratings deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced, or for any other reason Fitch Ratings deems sufficient.

A-11

APPENDIX B

ALPS SERIES TRUST

PROXY VOTING POLICIES AND PROCEDURES

The Trust has adopted a Proxy Voting Policy used to determine how the Fund votes proxies relating to its portfolio securities. Under the Trust’s Proxy Voting Policy, the Fund has, subject to the oversight of the Trust’s Board, delegated to the Adviser the following duties: (1) to make the proxy voting decisions for the Fund, subject to the exceptions described below; and (2) to assist the Fund in disclosing its proxy voting record as required by Rule 30b1-4 under the 1940 Act.

In cases where a matter with respect to which the Fund was entitled to vote presents a conflict between the interest of the Fund’s shareholders, on the one hand, and those of the Fund’s Adviser, principal underwriter or an affiliated person of the Fund, its Adviser, or principal underwriter, on the other hand, the Fund shall always vote in the best interest of the Fund’s shareholders. For purposes of this Policy, a vote shall be considered in the best interest of the Fund’s shareholders when a vote is cast consistent with a specific voting policy as set forth in the Adviser’s Proxy Voting Policy (described below), provided such specific voting policy was approved by the Board.

The Fund CCO shall ensure that the Adviser has adopted a Proxy Voting Policy, which it uses to vote proxies for its clients, including the Fund.

General

The Trust and the Fund believe that the voting of proxies is an important part of portfolio management as it represents an opportunity for shareholders to make their voices heard and to influence the direction of a company. The Trust and the Fund are committed to voting corporate proxies in the manner that best serves the interests of the Fund’s shareholders.

Delegation to the Adviser

The Trust believes that the Adviser is in the best position to make individual voting decisions for the Fund consistent with this Policy. Therefore, subject to the oversight of the Board, the Adviser is hereby delegated the following duties:

(1) to make the proxy voting decisions for the Fund, in accordance with the Adviser’s Proxy Voting Policy, except as provided herein; and

(2) to assist the Fund in disclosing their respective proxy voting record as required by Rule 30b1-4 under the 1940 Act, including providing the following information for each matter with respect to which the Fund is entitled to vote: (a) information identifying the matter voted on; (b) whether the matter was proposed by the issuer or by a security holder; (c) whether and how the Fund cast its vote; and (d) whether the Fund cast its vote for or against management.

The Board, including a majority of the independent trustees of the Board, must approve the Adviser’s Proxy Voting and Disclosure Policy (the “Adviser Voting Policy”) as it relates to the Fund. The Board must also approve any material changes to the Adviser Voting Policy no later than six (6) months after adoption by the Adviser.

B-1

Conflicts

In cases where a matter with respect to which the Fund was entitled to vote presents a conflict between the interest of the Fund’s shareholders, on the one hand, and those of the Fund’s Adviser, principal underwriter, or an affiliated person of the Fund, its Adviser, or principal underwriter, on the other hand, the Fund shall always vote in the best interest of the Fund’s shareholders. For purposes of this Policy, a vote shall be considered in the best interest of the Fund’s shareholders when a vote is cast consistent with the specific voting policy as set forth in the Adviser Voting Policy, provided such specific voting policy was approved by the Board.

DDJ CAPITAL MANAGEMENT, LLC

SUMMARY OF PROXY VOTING POLICIES AND PROCEDURES

In accordance with Rule 206(4)-6 promulgated by the Securities and Exchange Commission under the Investment Advisers Act of 1940, as amended, DDJ Capital Management, LLC (the “Adviser”) has adopted and implemented certain Proxy Voting Policies and Procedures that the Adviser believes are reasonably designed to ensure that proxies are voted in the best interests of its clients, including the Fund. Accordingly, the Adviser votes proxies based on our judgment as to what voting decision is most likely to maximize total return to the client as an investor in the issuer whose securities are being voted, including, where applicable, returns to the client on positions held in non-voting securities of that issuer or securities of other issuers that may be materially affected by the outcome of the vote.

Many of the proxies received by the Adviser with respect to securities held in client accounts relate to special situations, such as the restructuring of an issuer that is emerging or recently emerged from bankruptcy, that is in financial distress or that has significant debt obligations but improving fundamentals. The Adviser believes that it is not appropriate, in most of these cases, to vote proxies with respect to the securities of such issuers in accordance with fixed, pre-determined guidelines. Therefore, with the exception of certain routine matters, the Adviser generally reviews and makes a voting decision on each matter presented in such proxy on an individual, case-by-case basis.

The Adviser has designated an internal proxy administrator who is responsible for coordinating the review and voting of client proxies. In the absence of a material conflict of interest (as more fully described below and in the Proxy Voting Policies and Procedures Policies), the internal proxy administrator votes the proxy in accordance with the instructions provided by the applicable portfolio manager or research analyst covering the particular issuer.

From time to time, the Adviser (and/or its affiliates) may have a material conflict of interest with respect to a matter to be voted upon in a proxy. If the internal proxy administrator identifies or is notified of a potential material conflict of interest, the internal proxy administrator will convene a meeting of the Adviser’s internal proxy committee, which has been created to address situations when such conflicts arise. The internal proxy committee, which consists of one or more members of the Adviser’s legal department and such other Adviser personnel as may be designated to serve on the committee from time to time, will then meet to determine whether voting on such proxy matter presents a material conflict of interest. In the event that the internal committee concludes that there is a material conflict of interest, the Adviser generally will request either a waiver of the conflict or specific voting instructions from the client, a representative of the client or an appropriate third party.

The Adviser maintains records of proxies that it has voted on behalf of its clients. The Adviser maintains these proxy voting books and records for a period of six years. These records are maintained for at least the first two years in the Adviser’s office.

B-2

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission (“SEC”), paper copies of the Insignia Macro Fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website at www.insigniafunds.com, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

Beginning on January 1, 2019, you may, notwithstanding the availability of shareholder reports online, elect to receive all future shareholder reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with a Fund, you can call 1-855-674-4642 to let the Fund know you wish to continue receiving paper copies of your shareholder reports.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from a Fund electronically anytime by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by enrolling at www.insigniafunds.com.

As with all mutual funds, neither the SEC nor the Commodity Futures Trading Commission (“CFTC”) has approved or disapproved these securities or passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Insignia Macro Fund	Table of Contents

Summary Section	2
Investment Objective and Principal Investment Strategies	14
More on the Fund’s Investments and Related Risks	17
Disclosure of Portfolio Holdings	28
Management	28
Administrator, Distributor and Transfer Agent of the Fund	32
Buying and Redeeming Shares	33
Share Transactions	40
Dividends and Distributions	43
Taxes	44
Consolidated Financial Highlights	46
Additional Information About the Fund	Back Cover

Prospectus | January 28, 2019	1

Insignia Macro Fund

SUMMARY SECTION

INSIGNIA MACRO FUND (THE “FUND”)

Investment Objective

The Fund seeks long-term risk-adjusted total return.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for certain sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund. More information about these and other discounts is available from your financial professional and in “Buying and Redeeming Shares” on page 33 of the Fund’s prospectus and “Purchase, Exchange and Redemption of Shares” on page 48 of the Fund’s statement of additional information.

	Class A	Class I
Shareholder Fees (fees paid directly from your investment)
Maximum sales charge (load) on purchases (as a percentage of offering price)	5.50%	None
Maximum deferred sales charge (as a percentage of the lower or original purchase price or redemption proceeds)	None	None
Redemption Fee (as a percentage of exchange price or amount redeemed within 60 days of purchase)(1)	1.00%	1.00%
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees(2)	1.25%	1.25%
Distribution and Service (12b-1) Fees	0.25%	0.00%
Total Other Expenses	1.37%	1.31%
Total Annual Fund Operating Expenses	2.87%	2.56%
Fee Waiver and Expense Reimbursement	(0.87%)	(0.81%)
Net Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursement(3)	2.00%	1.75%

(1)

If you invest $1 million or more, either as a lump sum or through the Fund’s accumulation or letter of intent programs, you can purchase Class A shares without an initial sales charge (Load); however, a Contingent Deferred Sales Charge (“CDSC”) of 1.00% may apply to Class A shares redeemed within the first 18 months after a purchase in excess of $1 million.

(2)

The Fund intends to invest a portion of its assets in a wholly owned Cayman Islands subsidiary (the “Subsidiary”). The Subsidiary has entered into a separate advisory agreement with Meritage Capital, LLC, the Subsidiary’s investment adviser and the Fund’s investment adviser (the “Adviser”), for the management of the Subsidiary’s portfolio pursuant to which the Subsidiary is obligated to pay the Adviser a management fee at the same rate that the Fund pays the Adviser for services provided to the Fund. Pursuant to the Fee Waiver Agreement (defined below), the Adviser has agreed to waive the advisory fee it receives from the Fund in an amount equal to the management fee paid by the Subsidiary. This waiver may not be terminated or modified without the consent of the Board of the Fund.

2	1-855-674-4642 | www.insigniafunds.com

(3)

Pursuant to a fee waiver letter agreement (the “Fee Waiver Agreement”), the Adviser has contractually agreed to limit the amount of the Fund’s Total Annual Fund Operating Expenses, exclusive of Distribution and Service (12b-1) fees, Shareholder Service Fees, Acquired Fund Fees and Expenses, brokerage expenses, interest expenses, taxes and extraordinary expenses, to the annual rate of 1.75%. The Fee Waiver Agreement is in effect through January 31, 2020 and may not be terminated or modified prior to this date without the approval of the Fund’s Board of Trustees. The Adviser will be permitted to recover, on a class-by-class basis, expenses it has borne subsequent to the effective date of the agreement described above (whether through reduction of its management fee or otherwise) only to the extent that the Fund’s expenses in later periods do not exceed the lesser of: (1) the contractual expense limit in effect at the time the Adviser waives or limits the expenses; or (2) the contractual expense limit in effect at the time the Adviser seeks to recover the expenses; provided, however, that the Fund will not be obligated to pay any such reduced fees and expenses more than three years after the date on which the fee and expense was reduced, as calculated on a monthly basis.

Example

This example is intended to help you compare the costs of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The example takes into consideration the agreement by the Adviser to waive fees and reimburse expenses.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A	$742	$1,312	$1,907	$3,506
Class I	$178	$719	$1,287	$2,831

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. A higher turnover rate may also result in additional income taxes when Fund shares are held in a taxable account. For the fiscal year ended September 30, 2018, the Fund’s portfolio turnover rate was 70% of the average value of its portfolio.

Principal Investment Strategies of the Fund

The Fund seeks to achieve its investment objective by allocating its assets using two principal strategies:

●	“Global Macro/Managed Futures” strategy
●	“Fixed Income” strategy

The Global Macro/Managed Futures strategy is designed to provide exposure to global macroeconomic and commodities-related investment strategies and produce attractive risk-adjusted returns with the expectation of low correlation to the broader equity markets by investing primarily in swap contracts, structured notes and other derivatives providing the returns of reference assets such as securities of limited partnerships, corporations, limited liability companies (including individual share

Prospectus | January 28, 2019	3

Insignia Macro Fund

classes thereof) and other types of pooled investment vehicles managed by independent managers (each, a “Manager”), including commodity pools (“Underlying Funds”). The Fund may access the returns of Underlying Funds that use a single Manager or multiple Managers to execute the Global Macro/Managed Futures strategy without restriction as to issuer, capitalization, country or currency. The Fund does not invest more than 25% of its assets with any one swap counterparty or structured note issuer.

The Fund’s investments provide the Fund with exposure to Managers who employ a variety of global macroeconomic and managed futures trading strategies including both discretionary and systematic styles. Managers who employ a discretionary style generally do not use quantitative models and may invest based on, among other factors, technical indicators, chart patterns, specialized knowledge, fundamental research or analysis. Managers who employ a systematic style generally exploit trending behavior of futures markets over various time frames by utilizing quantitative systems. The Managers primarily trade long and short positions in (1) options, (2) futures, (3) forwards and/or (4) spot contracts, each of which may be tied to various securities or commodities markets and sectors including: (i) equity, (ii) fixed income, (iii) foreign exchange, (iv) metals, (v) energy, (vi) agricultural, (vii) livestock and (viii) tropical commodities (such as coffee, sugar and cocoa). The Managers may also trade individual equities, fixed income securities and in other derivatives such as commodity swaps, credit default swaps, and interest rate forwards.

The Fund will execute its Global Macro/Managed Futures strategy, primarily, by investing up to 25% of its total assets in the Subsidiary. The Subsidiary will invest the majority of its assets in Underlying Funds, swaps, structured notes and other derivatives. The Subsidiary is subject to the same investment restrictions as the Fund. The Adviser may change the Fund’s allocation among the Underlying Funds, swaps, structured notes and other derivatives.

To the extent the Adviser is utilizing derivatives to gain exposure to Underlying Funds, it is anticipated that the Fund’s Subsidiary will use a total return swap (the “Swap”), a type of derivative instrument based on a customized index designed to replicate the aggregate returns of the Underlying Funds selected by the Adviser. The Fund anticipates counterparties to the swap to be large international investment banks. The Swap is based on a notional amount agreed upon by the Adviser and the counterparty. The Adviser may add or remove Underlying Funds from the Swap or adjust the notional exposure between the Underlying Funds within the Swap. Generally, the fees and expenses of the Swap are based on the notional value. The index is calculated by the counterparty to the Swap and includes a deduction for fees of the counterparty as well as operating expenses of the Underlying Funds, including any management and performance fees paid to a Manager of an Underlying Fund. Because the index is designed to replicate the returns of Underlying Funds selected by the Adviser, the performance of the Fund will depend on the ability of the Underlying Funds to generate returns in excess of the costs of the index.

Through investing in swaps, structured notes and direct investments in Underlying Funds, some of which may trade commodity futures using a form of leverage referred to as notional funding (meaning that the nominal trading level exceeds the cash deposited in a trading account), the Fund will attempt to maintain an exposure to the Global Macro/Managed Futures strategy as if between 100% and 110% of the Fund’s net assets were invested in that strategy.

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The Fixed Income strategy is designed to generate interest income and preserve principal by investing primarily in investment grade securities including: (1) obligations issued or guaranteed by the United States Government, its agencies or instrumentalities, (2) securities issued by foreign governments, their political subdivisions or agencies or instrumentalities, (3) certificates of deposit and time deposits issued by domestic banks, foreign branches of domestic banks, foreign subsidiaries of domestic banks, and domestic and foreign branches of foreign banks, (4) participation interests in loans extended by banks to companies, (5) corporate bonds, notes, commercial paper or similar debt obligations, (6) convertible bonds, (7) mortgages or other asset-backed securities or (8) ETFs that each invests primarily in the preceding types of fixed income securities. The strategy may also invest in preferred stock and hybrid securities. The Fund defines investment grade fixed income securities as those that are rated, at the time purchased, in the top four categories by a rating agency such as Moody’s Investors Service, Inc. (“Moody’s”) or Standard & Poor’s Ratings Group (“S&P”), or, if unrated, determined by the Adviser to be of comparable quality. However, the Fixed Income strategy will be invested without restriction as to issuer country, type of entity, capitalization or the maturity of individual securities. The Fund’s fixed income investments may have fixed, variable, adjustable or zero coupon rates.

The Fund’s Adviser delegates management of the Fund’s Fixed Income strategy to a sub-adviser, Sage Advisory Services, Ltd. Co. (“Sub-Adviser” or “Sage”).

The Adviser anticipates that the Fund will, under normal conditions, allocate approximately 25% of its assets to the Global Macro/Managed Futures strategy and approximately 75% of its assets to the Fixed Income strategy. The Fund is “diversified” for purposes of the Investment Company Act of 1940, as amended (“1940 Act”), which means that, with respect to 75% of the value of its total assets, the Fund may not invest more than 5% of its total assets in the securities of a single issuer (other than U.S. government securities or securities of investment companies), and may not acquire more than 10% of the outstanding voting securities of any single issuer. The Fund’s investments will be diversified across all equity market sectors.

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Insignia Macro Fund

Adviser’s Investment Process

The Adviser will pursue the Fund’s investment objective by employing an investment and risk management process that the Adviser has historically applied in making allocations to Underlying Funds. The Adviser’s investment process consists of three primary steps: (1) sourcing and selecting Managers, (2) portfolio construction and (3) ongoing investment monitoring, risk management and reallocation. A summary of the Adviser’s process is set forth below:

Sourcing and Selecting	Portfolio Construction	Ongoing Monitoring, Risk Management and Reallocation

Process for sourcing and selecting Managers is based on quantitative analysis and qualitative due diligence to identify Managers whose performance, integrity, rigor, professionalism, operational best practices and transparency identify them as suitable candidates for investment by the Fund

Managers may be identified through various means, including industry contacts, competitors, brokerage firms, third-party databases, other investment advisers and intermediaries

The process for selection is both a top-down (economic and market driven) and bottom-up (based on Manager fundamentals) approach

Adviser examines economic and market conditions with the goal of constructing a portfolio using several different Managers who employ various investing styles

Adviser will consider, among other factors, historical Manager exposure, attribution and portfolio concentration as well as the potential correlation among Managers

Adviser considers the ways in which it can access Managers through investments in Underlying Funds, swaps or structured notes

Consult with Sub-Adviser regarding fixed income portfolio construction

Adviser engages in ongoing monitoring and diligence of the Managers and the Fund’s Sub-Adviser

As it determines appropriate, Adviser rebalances portfolio between the Global Macro/Managed Futures strategy and the Fixed Income strategy

Although the Fund is not required to allocate to any particular number of Underlying Funds or Managers, it is anticipated that the Fund will have exposure to between 3 and 15 Managers. The due diligence process the Adviser employs in selecting Underlying Funds generally includes:

●	performing a series of quantitative analytical studies to identify Managers who have delivered the best risk adjusted performance in their peer group;
●	correlation analysis to assist in determining which Managers may best diversify the portfolio;
●	qualitative analysis of the manager’s trading skill, risk management procedures, depth of the organization, trading and back office systems;

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●	background checks on the principals and the organization; and
●	understanding of the principal’s plans and ambitions for their firm.

The Adviser expects to allocate the Fund’s investments between the Global Macro/Managed Futures strategy through Underlying Funds, swaps, structured notes and the Fixed Income strategy which is managed by the Sub-Adviser. The Adviser will rebalance the portfolio periodically as it deems appropriate.

Sub-Adviser’s Investment Process

In choosing securities for the Fund, the Sub-Adviser begins with an analysis of the yield curve under multiple market scenarios. Next, the Sub-Adviser combines fundamental economic and quantitative security analysis to identify those sectors of the broad fixed income markets that offer attractive gross, risk adjusted and total returns. This is done by applying proprietary valuation models that aggregate fundamental characteristics, technical trends, and macro inputs. The Sub-Adviser then employs a multi-factor review process to select individual securities within each sector.

The Sub-Adviser also manages the portfolio’s duration. However, the Sub-Adviser does not have any limitations on duration, and the portfolio’s duration will change over time. Duration measures the average period remaining until the discounted value of the amounts due (principal and interest) under an instrument are to be paid, rather than the instrument’s stated final maturity. When applied to the Fund’s Fixed Income portfolio, for example, a portfolio duration of five years means that if interest rates increased by 1%, the value of the portfolio would decrease by approximately 5%.

Principal Risks of the Fund

As with any mutual fund, there are risks to investing. None of the Fund, the Adviser or the Sub-Adviser can guarantee that the Fund will meet its investment objective. The following is a description of the principal risks of the Fund, which may adversely affect its net asset value and total return. There are other circumstances (including additional risks that are not described herein) which could prevent the Fund from achieving its investment objective. It is important to read all the disclosure information provided and to understand that you may lose money by investing in the Fund.

The following risks apply to the Fund’s direct investment in securities and derivatives as well as the Fund’s indirect risks through investing in Underlying Funds, swaps, structured notes, other derivative instruments and the Subsidiary.

●

Aggressive Investment Technique Risk: The Fund may use investment techniques and financial instruments that may be considered aggressive, including but not limited to investments in the Swap and Underlying Funds and the use of futures contracts, options on futures contracts, securities and indices, forward contracts, swap agreements and similar instruments. Such techniques may also include taking short positions or using other techniques that are intended to provide inverse exposure to a particular market or other asset class, as well as leverage, which can expose the Fund to potentially dramatic changes (losses or gains). These techniques may expose the Fund to potentially dramatic changes (losses) in the value of certain of its portfolio holdings.

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Insignia Macro Fund

●

Commodity Risk: Investing in instruments or securities with exposure to the commodities markets may subject the Fund to greater volatility than investments in traditional securities. Commodity prices may be influenced by unfavorable weather, animal and plant disease, geologic and environmental factors as well as changes in government regulation such as tariffs, embargoes or burdensome production rules and restrictions.

●

Commodity-Related Tax Risks: The Fund may invest in commodity-related instruments and other derivatives through the Subsidiary established in the Cayman Islands, and may invest directly in certain types of commodity-related derivatives (such as structured notes). The tax treatment of commodity-linked investments is unclear and may be adversely affected by changes in legislation, regulations or other legally binding authority. If the income of the Fund from certain commodity-linked investments were treated as non-qualifying income for a regulated investment company (“RIC”), the Fund might not qualify as a RIC. The Fund must remain a RIC to avoid federal income tax at the Fund level.

●

Counterparty Risk: The Fund’s investments in derivatives and other financial instruments that involve counterparties subject the Fund to the risk that the counterparty could default on its obligations under the agreement, either through the counterparty’s failure or inability to perform its obligations or bankruptcy. In the event of default, the Fund could experience delays in recovering some or all of its assets as a result of bankruptcy or other reorganization proceedings. The Fund could also experience limited recoveries or no recovery at all, and the value of an investment in the Fund could decline as a result. In addition, the Fund may default under an agreement with a counterparty which could adversely affect the Fund’s investing activities.

●

Credit Risk: There is a risk that issuers and counterparties will not make payments on securities and other investments held by the Fund, resulting in losses to the Fund. In addition, the credit quality of securities held by the Fund may be lowered if an issuer’s financial condition changes.

●

Derivatives Risk: The Fund’s use of swaps or structured notes directly, and the indirect use of derivative instruments through investments in Underlying Funds, involves risks different from, or possibly greater than, the risks associated with investing directly in securities, including leverage risk, tracking risk and counterparty default risk in the case of over the counter derivatives. Option positions held by Underlying Funds may expire exposing the Fund to potentially significant losses.

●	Emerging Markets Risk: Foreign investment risk is typically intensified in emerging markets, which are the less developed and developing nations.

●

Exchange-Traded Funds (ETFs) Risk: Because ETFs trade on a securities exchange, their shares may trade at a premium or discount to their net asset value. An ETF is subject to the risks of the assets in which it invests as well as those of the investment strategy it follows. The Fund incurs brokerage costs when it buys and sells shares of an ETF and also bears its proportionate share of the ETF’s fees and expenses, which are passed through to ETF shareholders.

●

Fixed Income Risk: Typically, a rise in interest rates causes a decline in the value of fixed income securities. The value of fixed income securities typically falls when an issuer’s credit quality declines and may even become worthless if an issuer defaults.

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●

Foreign Currency Risk: Currency trading risks include market risk, credit risk and country risk. Market risk results from adverse changes in exchange rates in the currencies the Fund is long or short. Credit risk results because a currency-trade counterparty may default. Country risk arises because a government may interfere with transactions in its currency.

●

Foreign Investment Risk: Foreign investing involves risks not typically associated with U.S. investments, including adverse fluctuations in foreign currency values, adverse political, social and economic developments, less liquidity, greater volatility, less developed or less efficient trading markets, political instability and differing auditing and legal standards. Investing in emerging markets imposes risks different from, or greater than, risks of investing in foreign developed countries.

●

Geographic Risk: To the extent that the Fund invests a significant portion of its assets in any one country, the Fund will be subject to greater risk of loss or volatility than if the Fund always maintained wide geographic diversity among the countries in which it invests. Investing in any one country makes the Fund more vulnerable to the risks of adverse securities markets, exchange rates and social, political, regulatory and economic events in that one country.

●

Issuer-Specific Risk: The value of a specific security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. The value of securities of smaller issuers can be more volatile than those of larger issuers. The value of certain types of securities can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market, or economic developments.

●

Interest Rate Risk: Normally, the values of fixed income securities vary inversely with changes in prevailing interest rates. The value of the Fund’s securities tends to decrease when interest rates rise and tends to increase when interest rates fall. Securities with longer durations held by the Fund are generally more sensitive to interest rate changes. As such, securities with longer durations are usually more volatile than those with shorter durations.

●

Leverage Risk: The Fund directly or indirectly via investments in the Subsidiary and Underlying Funds will use derivatives to increase long and short exposure creating leverage, which can magnify the Fund’s potential for gain or loss and, therefore, amplify the effects of market volatility on the Fund’s share price. With respect to investments in Underlying Funds, however, the Fund cannot lose more than its investment in an Underlying Fund because the Fund is not legally liable for an Underlying Fund’s derivative or other obligations. The Fund’s use of swap contracts involves indirect leverage because swap contract payments are based upon notional value rather than the amount invested.

●

Liquidity Risk: Liquidity risk exists when particular investments of the Fund would be difficult to purchase or sell, possibly preventing the Fund from selling such illiquid securities at an advantageous time or price, or possibly requiring the Fund to dispose of other investments at unfavorable times or prices in order to satisfy its obligations.

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Insignia Macro Fund

●

Management Risk: The Adviser’s and Sub-Adviser’s judgments about the attractiveness, value and potential appreciation of particular asset classes and securities in which the Fund invests may prove to be incorrect and may not produce the desired results. Additionally, the Adviser’s judgment about the potential performance of the Sub-Adviser may also prove incorrect and may not produce the desired results.

●

Market Risk: Overall securities and derivatives market risks may affect the value of individual instruments in which the Fund invests. Factors such as domestic and foreign economic growth and market conditions, interest rate levels, and political events affect the securities and derivatives markets. When the value of the Fund’s investments goes down, your investment in the Fund decreases in value and you could lose money.

●

Mortgage-Backed/Asset-Backed Securities Risk: The value of the Fund’s mortgage-backed or asset-backed securities may be affected by, among other things, changes in interest rates, factors concerning the interests in and structure of the issuer or the originator of the mortgages, the creditworthiness of the entities that provide any supporting letters of credit, surety bonds or other credit enhancements or the market’s assessment of the quality of underlying assets.

●

Short Position Risk: The Fund will incur a loss as a result of a short position if the price of the short position instrument increases in value between the date of the short position sale and the date on which an offsetting position is purchased. Short positions may be considered speculative transactions and involve special risks, including greater reliance on the Adviser’s ability to accurately anticipate the future value of a security or instrument. The Fund’s losses are potentially unlimited in a short position transaction.

●	Structured Notes Risk: Structured notes involve leverage risk, tracking risk and issuer default risk.

●

Swap Risk: Swap agreements are subject to the risk that the counterparty to the swap will default on its obligation to pay the Fund and the risk that the Fund will not be able to meet its obligations to pay the counterparty to the swap. If a counter-party were to default on a swap agreement, the Fund will be subject to liquidity risk. Swap agreements may also involve fees, commissions or other costs that may reduce the Fund’s gains from a swap agreement or may cause the Fund to lose money.

●

Turnover Risk: A higher portfolio turnover rate will result in higher transactional and brokerage costs. High rates of portfolio turnover may also result in the realization of short-term capital gains. Any distributions from net short-term capital gains will be taxable to shareholders as ordinary income for federal income tax purposes.

●

Underlying Funds Risk: Underlying Funds are subject to investment advisory and other expenses, which will be indirectly paid by the Fund. As a result, the cost of investing in the Fund will be higher than the cost of investing directly in an Underlying Fund and may be higher than other mutual funds that invest directly in stocks and bonds. The Underlying Funds will pay management fees, brokerage commissions, and operating expenses as well as performance based fees to Managers engaged to trade Global Macro/Managed Futures strategies on behalf of the Underlying Fund. Those performance based fees will be paid by the Underlying Fund to each Manager without regard to the performance of other Managers engaged by an Underlying Fund

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(notwithstanding that a single Manager may be employed by two or more Underlying Funds) and without regard to the Underlying Fund’s or the Fund’s overall profitability. Underlying Funds are subject to specific risks, depending on the nature of the fund. Underlying Funds in which the Fund invests may have share class structures that present potential cross-class liability risk. There is no guarantee that any of the trading strategies used by the Managers retained by the Underlying Funds will be profitable or avoid losses.

Please see “What are the Principal Risks of Investing in the Fund?” for a more detailed description of the risks of investing in the Fund. It is possible to lose money on an investment in the Fund. Investments in the Fund are not deposits or obligations of any bank, are not endorsed or guaranteed by any bank and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other governmental agency.

Performance Information

The following information provides some indication of the risks of investing in the Fund by showing how the Fund’s performance has varied over time. The bar chart depicts the change in performance from year to year during the periods indicated. The bar chart figures do not include any applicable sales charges that an investor may pay when they buy or sell shares of the Fund. If sales charges were included, the returns would be lower. The performance table compares the average annual returns of the Fund’s Class A shares to broad-based securities market indices for the periods indicated. The indices are not actively managed and are not available for direct investment. The bar charts and performance tables assume reinvestment of dividends and distributions. The Fund’s past performance does not necessarily indicate how it will perform in the future. Updated performance information is available on the Fund’s website at www.insigniafunds.com or by calling 1-855-674-4642.

Annual Total Returns (For the Calendar Years ended 12/31) – Class A Shares

Best Quarter – September 30, 2014	6.44%
Worst Quarter – June 30, 2015	(3.97%)

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Insignia Macro Fund

Average Annual Total Returns (for the periods ended December 31, 2018)

	1 Year	5 Years	Since Inception (December 31, 2013)
Class A Shares
Return Before Taxes	(2.24%)	(0.17%)	(0.17%)
Return After Taxes on Distributions	(2.26%)	(0.75%)	(0.75%)
Return After Taxes on Distributions and Sale of Fund Shares	(1.32%)	(0.38%)	(0.38%)
Class I Shares
Return Before Taxes	3.52%	1.03%	1.03%
HFRI Macro (Total) Index (reflects no deduction for fees, expenses or taxes)	(3.21%)	0.82%	0.82%
S&P 500® Total Return Index (reflects no deduction for fees, expenses or taxes)	(4.38%)	8.49%	8.49%

After-tax returns are calculated using the historically highest individual U.S. federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown in the preceding table. The after-tax return information shown above does not apply to Fund shares held through a tax-deferred account, such as a 401(k) plan or an IRA.

After-tax returns are only shown for Class A shares of the Fund. After-tax returns for Class I shares will vary from those shown for Class A shares due to varying sales charges and expenses among the classes.

Investment Adviser

Meritage Capital, LLC is the investment adviser to the Fund.

Sub-Adviser

Sage Advisory Services, Ltd. Co. is the Sub-Adviser to the Fund’s Fixed Income strategy.

Portfolio Managers

Joseph S. Wade and Glenn K. Stotts, Portfolio Managers of the Adviser, have co-managed the Fund since its inception in December 2013 and since January 2015, respectively. Robert G. Smith III, Mark C. MacQueen, Robert C. Peck, Thomas H. Urano, Jeffrey S. Timlin, Portfolio Managers of the Sub-Adviser have co-managed the Fund’s Fixed Income strategy since its inception in December 2013 and Anthony J. Parish, Portfolio Manager of the Sub-Adviser has co-managed the Fund’s Fixed Income strategy since January 2017.

Purchase and Sale of Fund Shares

The Fund offers investors two Classes of shares: Classes A and I. The minimum investment in Class A shares is $2,500. The minimum investment in Class I shares is $250,000. Investors generally may meet the minimum investment amount by aggregating multiple accounts within the Fund. There is

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no subsequent investment minimum. Purchases and redemptions may be made on any day the New York Stock Exchange (NYSE) is open for trading. You may purchase and sell shares directly with the Fund through the Fund’s website at www.insigniafunds.com, by telephone at 1-855-674-4642 and by regular mail at P.O. Box 1920, Denver, CO 80201, or through institutional channels, such as financial intermediaries and retirement platforms. You should contact your financial intermediary or refer to your plan documents for further information on how to invest in the Fund.

Tax Information

For U.S. federal income tax purposes, the Fund’s distributions may be taxable as ordinary income, capital gains or qualified dividend income, except when your investment is in an IRA, 401(k) or other tax-deferred investment plan. Subsequent withdrawals from such a tax-deferred investment plan will be subject to special tax rules.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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Insignia Macro Fund

INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES

This section describes the Fund’s investment objective and principal investment strategies. See “MORE ON THE FUND’S INVESTMENTS AND RELATED RISKS” in this Prospectus and the Statement of Additional Information for more information about the Fund’s investments and the risks of investing.

What is the Fund’s Investment Objective?

The Fund seeks long-term risk-adjusted total return.

While there is no assurance that the Fund will achieve its investment objective, it endeavors to do so by following the strategies and policies described in this Prospectus.

The Fund’s Board of Trustees (the “Board”) may change the Fund’s investment objective or its principal investment strategies without a shareholder vote. The Fund will notify you in writing at least sixty (60) days before making any such change. If there is a material change to the Fund’s investment objective or principal investment strategies, you should consider whether the Fund remains an appropriate investment for you.

What are the Fund’s Principal Investment Strategies?

The Fund seeks to achieve its investment objective by allocating its assets using two principal strategies:

●	“Global Macro/Managed Futures” strategy
●	“Fixed Income” strategy

The Global Macro/Managed Futures strategy is designed to provide exposure to global macroeconomic and commodities-related investment strategies and produce attractive risk-adjusted returns with the expectation of low correlation to the broader equity markets by investing primarily in swap contracts, structured notes and other derivatives providing the returns of reference assets such as securities of limited partnerships, corporations, limited liability companies (including individual share classes thereof) and other types of pooled investment vehicles managed by Managers, including Underlying Funds. The Fund may access the returns of Underlying Funds that use a single Manager or multiple Managers to execute the Global Macro/Managed Futures strategy without restriction as to issuer, capitalization, country or currency. The Fund does not invest more than 25% of its assets with any one swap counterparty or structured note issuer.

The Fund’s investments provide the Fund with exposure to Managers who employ a variety of global macroeconomic and managed futures trading strategies including both discretionary and systematic styles. Managers who employ a discretionary style generally do not use quantitative models and may invest based on, among other factors, technical indicators, chart patterns, specialized knowledge, fundamental research or analysis. Managers who employ a systematic style generally exploit trending behavior of futures markets over various time frames by utilizing quantitative systems. The Managers primarily trade long and short positions in (1) options, (2) futures, (3) forwards and/or (4) spot contracts, each of which may be tied to various securities or commodities markets and sectors

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including: (i) equity, (ii) fixed income, (iii) foreign exchange, (iv) metals, (v) energy, (vi) agricultural, (vii) livestock and (viii) tropical commodities (such as coffee, sugar and cocoa). The Managers may also trade individual equities, fixed income securities and in other derivatives such as commodity swaps, credit default swaps, and interest rate forwards.

The Fund will execute its Global Macro/Managed Futures strategy, primarily, by investing up to 25% of its total assets in a wholly-owned and controlled subsidiary (the “Subsidiary”). The Subsidiary will invest the majority of its assets in Underlying Funds, swaps, structured notes and other derivatives. The Subsidiary is subject to the same investment restrictions as the Fund. The Adviser may change the Fund’s allocation among the Underlying Funds, swaps, structured notes and other derivatives.

To the extent the Adviser is utilizing derivatives to gain exposure to Underlying Funds, it is anticipated that the Fund’s Subsidiary will use a total return Swap, a type of derivative instrument based on a customized index designed to replicate the aggregate returns of the Underlying Funds selected by the Adviser. The Fund anticipates counterparties to be large international investment banks. The Swap is based on a notional amount agreed upon by the Adviser and the counterparty. The Adviser may add or remove Underlying Funds from the Swap or adjust the notional exposure between the Underlying Funds within the Swap. Generally, the fees and expenses of the Swap are based on the notional value. The index is calculated by the counterparty to the Swap and includes a deduction for fees of the counterparty as well as operating expenses of the Underlying Funds, including any management and performance fees paid to a Manager of an Underlying Fund. Because the index is designed to replicate the returns of Underlying Funds selected by the Adviser, the performance of the Fund will depend on the ability of the Underlying Funds to generate returns in excess of the costs of the index.

Through investing the swaps, structured notes and direct investments in Underlying Funds, some of which may trade commodity futures using a form of leverage referred to as notional funding (meaning that the nominal trading level exceeds the cash deposited in a trading account), the Fund will attempt to maintain an exposure to the Global Macro/Managed Futures strategy as if between 100% and 110% of the Fund’s net assets were invested in that strategy.

The Fixed Income strategy is designed to generate interest income and preserve principal by investing primarily in investment grade securities including: (1) obligations issued or guaranteed by the United States Government, its agencies or instrumentalities, (2) securities issued by foreign governments, their political subdivisions or agencies or instrumentalities, (3) certificates of deposit and time deposits issued by domestic banks, foreign branches of domestic banks, foreign subsidiaries of domestic banks, and domestic and foreign branches of foreign banks, (4) participation interests in loans extended by banks to companies, (5) corporate bonds, notes, commercial paper or similar debt obligations, (6) convertible bonds, (7) mortgages or other asset-backed securities or (8) exchange-traded funds (“ETFs”) that each invests primarily in the preceding types of fixed income securities. The strategy may also invest in preferred stock and hybrid securities. The Fund defines investment grade fixed income securities as those that are rated, at the time purchased, in the top four categories by a rating agency such as Moody’s or S&P, or, if unrated, determined by the Adviser to be of comparable quality. However, the Fixed Income strategy will be invested without restriction as to issuer country, type of entity, capitalization or the maturity of individual securities. The Fund’s fixed income investments may have fixed, variable, adjustable or zero coupon rates.

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Insignia Macro Fund

The Fund’s Adviser delegates management of the Fund’s Fixed Income strategy to the Sub-Adviser.

The Adviser anticipates that the Fund will, under normal conditions, allocate approximately 25% of its assets to the Global Macro/Managed Futures strategy and approximately 75% of its assets to the Fixed Income strategy. The Fund is “diversified” for purposes of the 1940 Act, which means that the Fund’s investments will be diversified across all equity market sectors.

Adviser’s Investment Process

The Adviser will pursue the Fund’s investment objective by employing an investment and risk management process that the Adviser has historically applied in making allocations to Underlying Funds. The Adviser’s investment process consists of three primary steps: (1) sourcing and selecting Managers, (2) portfolio construction and (3) ongoing investment monitoring, risk management and reallocation. A summary of the Adviser’s process is set forth below:

Sourcing and Selecting	Portfolio Construction	Ongoing Monitoring, Risk Management and Reallocation

Process for sourcing and selecting Managers is based on quantitative analysis and qualitative due diligence to identify Managers whose performance, integrity, rigor, professionalism, operational best practices and transparency identify them as suitable candidates for investment by the Fund

Managers may be identified through various means, including industry contacts, competitors, brokerage firms, third-party databases, other investment advisers and intermediaries

The process for selection is both a top-down (economic and market driven) and bottom-up (based on Manager fundamentals) approach

Adviser examines economic and market conditions with the goal of constructing a portfolio using several different Managers who employ various investing styles

Adviser will consider, among other factors, historical Manager exposure, attribution and portfolio concentration as well as the potential correlation among Managers

Adviser considers the ways in which it can access Managers through investments in Underlying Funds, swaps or structure notes

Consult with Sub-Adviser regarding fixed income portfolio construction

Adviser engages in ongoing monitoring and diligence of the Managers and the Fund’s Sub-Adviser

As it determines appropriate, Adviser rebalances portfolio between the Global Macro/Managed Futures strategy and the Fixed Income strategy

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Although the Fund is not required to allocate to any particular number of Underlying Funds or Managers, it is anticipated that the Fund will have exposure to between 3 and 15 Managers. The due diligence process the Adviser employs in selecting Underlying Funds generally includes:

●	performing a series of quantitative analytical studies to identify Managers who have delivered the best risk adjusted performance in their peer group;
●	correlation analysis to assist in determining which Managers may best diversify the portfolio;
●	qualitative analysis of the manager’s trading skill, risk management procedures, depth of the organization, trading and back office systems;
●	background checks on the principals and the organization; and
●	understanding of the principal’s plans and ambitions for their firm.

The Adviser expects to allocate the Fund’s investments between the Global Macro/Managed Futures Strategy through Underlying Funds, swaps, structured notes and the Fixed Income Strategy which is managed by the Sub-Adviser. The Adviser will rebalance the portfolio periodically as it deems appropriate.

Sub-Adviser’s Investment Process

In choosing securities for the Fund, the Sub-Adviser begins with an analysis of the yield curve under multiple market scenarios. Next, the Sub-Adviser combines fundamental economic and quantitative security analysis to identify those sectors of the broad fixed income markets that offer attractive gross, risk adjusted and total returns. This is done by applying proprietary valuation models that aggregate fundamental characteristics, technical trends, and macro inputs. The Sub-Adviser then employs a multi-factor review process to select individual securities within each sector.

The Sub-Adviser also manages the portfolio’s duration. However, the Sub-Adviser does not have any limitations on duration, and the portfolio’s duration will change over time. Duration measures the average period remaining until the discounted value of the amounts due (principal and interest) under an instrument are to be paid, rather than the instrument’s stated final maturity. When applied to the Fund’s Fixed Income portfolio, for example, a portfolio duration of five years means that if interest rates increased by 1%, the value of the portfolio would decrease by approximately 5%.

The Sub-Adviser’s investment committee is responsible for the day-to-day management of the Fund’s Fixed Income portfolio. The investment committee chaired by Robert G. Smith, the Chief Investment Officer, and includes Mark MacQueen, Robert Peck, Jeff Timlin, Thomas Urano and Robert Williams. Investment decisions are generally made on a consensus basis. Each is a co-manager of the Fund’s fixed income portfolio.

MORE ON THE FUND’S INVESTMENTS AND RELATED RISKS

The Fund’s investment objective and principal investment strategies are described above under “INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES.” This section provides additional information about the Fund’s investment strategies and certain portfolio management techniques the Fund may use, as well as the principal and other risks that may affect the

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Insignia Macro Fund

Fund’s portfolio. Additional information about some of these investments and portfolio management techniques and their associated risks is included in the Fund’s Statement of Additional Information (“SAI”), which is available without charge upon request (see back cover).

What are the Principal Securities in which the Fund Invests?

As noted above, the Global Macro/Managed Futures strategy seeks to provide exposure to global macroeconomic and commodities-related investment strategies of Underlying Funds selected by the Adviser by investing primarily in swap contracts and structured notes providing the returns of reference assets of Underlying Funds. Underlying Funds include securities of limited partnerships, corporations, limited liability companies and other types of pooled investment vehicles managed by Managers, including commodity pools.

The Fixed Income strategy primarily invests in investment grade securities including: (1) obligations issued or guaranteed by the United States Government, its agencies or instrumentalities, (2) securities issued by foreign governments, their political subdivisions or agencies or instrumentalities, (3) certificates of deposit and time deposits issued by domestic banks, foreign branches of domestic banks, foreign subsidiaries of domestic banks, and domestic and foreign branches of foreign banks, (4) participation interests in loans extended by banks to companies, (5) corporate bonds, notes, commercial paper or similar debt obligations, (6) convertible bonds, (7) mortgages or other asset-backed securities or (8) ETFs that each invests primarily in the preceding types of fixed income securities. However, the Fixed Income strategy will be invested without restriction as to issuer country, type of entity, capitalization or the maturity of individual securities. The Fund’s fixed income investments may have fixed, variable, adjustable or zero coupon rates.

●	Additional Information on Underlying Funds

With respect to investments made by the Fund in Underlying Funds, each Underlying Fund, or share classes of an Underlying Fund, is managed by a Manager or trading advisor, pursuant to a proprietary strategy. Underlying Funds may use a form of leverage often referred to as “notional funding” - that is the nominal trading level for an Underlying Fund will exceed the cash deposited in its trading accounts. For example if a Manager wants the Underlying Fund to trade a $10,000,000 commodity futures portfolio (the “nominal trading level”) the Underlying Fund’s margin requirement may be $500,000. The Underlying Fund can either deposit $10,000,000 to “fully fund” the futures account or can deposit only a portion of the $10,000,000, provided that the amount deposited meets the account’s ongoing minimum margin requirements. The difference between the amount of cash deposited in the account and the nominal trading level of the account is referred to as notional funding. The use of notional funding (i.e., leverage) will increase the volatility of an Underlying Fund. In addition, the leverage may make an Underlying Fund subject to more frequent margin calls. However, additional funds to meet margin calls are available only to the extent of an Underlying Fund’s assets and not from the Subsidiary or the Fund. Underlying Fund management fees are based on the nominal trading level and not the cash deposited in the trading account.

●	Additional Information on Swaps

In order to achieve the desired Global Macro/Managed Futures exposure, the Fund may enter into swap agreements in which a counterparty agrees to pay the Fund the return of a reference asset (such as an Underlying Fund), or a basket of such reference assets, in exchange for the Fund

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paying the counterparty a floating rate and/or a fixed rate. In connection with these agreements, cash or liquid securities may be set aside as collateral by the Fund’s custodian in accordance with the terms of the swap agreement. The Fund receives any gains generated by the collateral. Swaps are marked to market daily based upon market quotations and fair value estimates of the value of the reference asset, and in accordance with the Fund’s valuation procedures. The change in swap value, if any, is recorded as unrealized gain or loss. These financial instruments are not actively traded on financial markets. The values assigned to these instruments are based upon the best available information and because of the uncertainty of the valuation, these values may differ significantly from the values that would have been realized had a ready market for these instruments existed, and the differences could be material.

Payments received or made at the end of the measurement period are typically based on independent valuations of the reference asset(s) and are recorded as realized gain or loss. Entering into these agreements involves, to varying degrees, elements of credit, market, and documentation risk. Such risks involve the possibility that there will be no independent valuation of the reference asset(s), that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements, and that the return of the reference asset relative to the floating and/or fixed rate may be below expectations. These and other risks are described more fully below and in the SAI.

●	Additional Information on Structured Notes

In order to achieve the desired Global Macro/Managed Futures exposure, the Fund may purchase structured notes from an issuer who agrees to pay the Fund the return of a reference asset (such as an Underlying Fund), or a basket of such reference assets, less a floating rate and/or a fixed rate. Structured notes are marked to market daily based upon market quotations and fair value estimates of the value of the reference asset, and in accordance with the Fund’s valuation procedures. The change in note value, if any, is recorded as unrealized gain or loss. These financial instruments are not actively traded on financial markets. The values assigned to these instruments are based upon the best available information and because of the uncertainty of the valuation, these values may differ significantly from the values that would have been realized had a ready market for these instruments existed, and the differences could be material. Payments received or made upon note redemption or maturity are typically based on independent valuations of the reference asset(s) and are recorded as realized gain or loss. Purchasing such structured notes involves, to varying degrees, elements of credit, market, and documentation risk. Such risks involve the possibility that there will be no independent valuation of the reference asset(s), that the issuer may default on its obligation to perform (possibly leading to a loss of principal) or disagree as to the meaning of contractual terms in the note documents, and that the return of the reference asset less the floating and/or fixed rate may be below expectations. These and other risks are described more fully below and in the SAI.

●	Additional Information Regarding the Subsidiary

The Fund will execute its Global Macro/Managed Futures strategy, primarily, by investing up to 25% of its total assets in the Subsidiary. The Subsidiary will invest the majority of its assets in derivatives, including swaps, structured notes and/or Underlying Funds. However, the Fund may also make Global Macro/Managed Futures investments outside of the Subsidiary. The Subsidiary is subject to the same investment restrictions as the Fund when viewed on a consolidated basis.

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Insignia Macro Fund

By investing in commodities indirectly through the Subsidiary, the Fund is expected to obtain exposure to the commodities markets within limitations of the federal income tax requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). Subchapter M requires, among other things, that at least 90% of the Fund’s income be derived from certain specified sources (typically referred to as “qualifying income”). The Fund will make investments in certain commodity-linked derivatives through the Subsidiary because income from these derivatives is generally not treated as “qualifying income” for purposes of the 90% income requirement if the Fund invests in the derivative directly. Substantially all income of the Subsidiary is expected to consist of “Subpart F income” (within the meaning of Section 952 of the Code) which will be includible in the taxable income of the Fund whether or not distributed. The IRS has issued a proposed Treasury Regulations which, if finalized, would treat Subpart F income from foreign subsidiaries as non-qualifying income for a RIC except where the subsidiary distributes the income in the year that it is earned. To satisfy the requirements of the proposed Treasury Regulations, the Subsidiary will continue its practice of declaring and distributing, no less than annually, a dividend to the Fund, as the sole shareholder of the Subsidiary, in an amount approximately equal to the total amount of Subpart F income generated by or expected to be generated by the Subsidiary’s investments during the taxable year. Such dividend distributions are expected to be “qualifying income” pursuant to Subchapter M of the Code.

Because the Fund may invest a substantial portion of its assets in the Subsidiary, which may hold some of the investments described in this Prospectus, the Fund may be considered to be investing indirectly in some of those investments through its Subsidiary. For that reason, references to the Fund may also include the Subsidiary. The Subsidiary will be subject to the same investment restrictions and limitations, and follow the same compliance policies and procedures, as the Fund.

The Fund and the Subsidiary are “commodity pools” under the U.S. Commodity Exchange Act, and the Adviser is a “commodity pool operator” registered with and regulated by the CFTC. As a result, the Adviser and the Fund are subject to dual regulation by the CFTC and the SEC. The CFTC regulations harmonize CFTC regulations with overlapping SEC rules and regulations. The Adviser has availed itself of the CFTC’s harmonization regulation with respect to the Fund by filing a notice with the National Futures Association. The Fund and the Adviser will remain subject to certain CFTC-mandated disclosure, reporting and recordkeeping regulations. Compliance with the CFTC regulations could increase the Fund’s expenses, adversely affecting investment returns.

What are the Principal Risks of Investing in the Fund?

The following risks may apply to the Fund’s direct investment in securities as well the Fund’s indirect risks through investing in Underlying Funds, swaps, structured notes, other derivative instruments and the Subsidiary.

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Aggressive Investment Technique Risk: The Fund may use investment techniques and financial instruments that may be considered aggressive, including but not limited to investments in the Swap and Underlying Funds and the use of futures contracts, options on futures contracts, securities and indices, forward contracts, swap agreements and similar instruments. Such techniques may also include taking short positions or using other techniques that are intended to

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provide inverse exposure to a particular market or other asset class, as well as leverage, which can expose the Fund to potentially dramatic changes (losses or gains). These techniques may expose the Fund to potentially dramatic changes (losses) in the value of certain of its portfolio holdings.

●

Commodity Risk: The Fund’s exposure to the commodities markets may subject the Fund to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments, commodity-based exchange traded trusts and commodity-based exchange traded funds and notes may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or sectors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political and regulatory developments.

●

Commodity-Related Tax Risks: The Fund may invest in commodity-related instruments and other derivatives through the Subsidiary established in the Cayman Islands, and the Fund may invest directly in certain types of commodity-related derivatives (such as certain structured notes). The Fund intends to treat income from the Subsidiary and from other commodity-linked investments as qualifying income for purposes of the RIC provisions of the Code. The tax treatment of income from the Subsidiary and from direct investments in commodity-linked derivatives is not certain and may be adversely affected by changes in legislation, regulations or other legally binding authority. If the income of the Fund from the Subsidiary or from certain commodity-linked investments were treated as non-qualifying income for a RIC, the Fund might not qualify as a RIC. The Fund must remain a RIC to avoid federal income tax at the Fund. If the IRS were to issue further guidance, or Congress were to enact legislation, that adversely affects the tax treatment of the Fund’s investment in the Subsidiary or in other commodity-related investments, it could limit the Fund’s ability to pursue its investment strategy. In this event, the Fund’s Board may authorize a change in investment strategy.

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Counterparty Risk: The Fund’s investments in derivatives and other financial instruments that involve counterparties subject the Fund to the risk that the counterparty could default on its obligations under the agreement, either through the counterparty’s failure or inability to perform its obligations or bankruptcy. In the event of default, the Fund could experience delays in recovering some or all of its assets as a result of bankruptcy or other reorganization proceedings. The Fund could also experience limited recoveries or no recovery at all, and the value of an investment in the Fund could decline as a result. In addition, the Fund may default under an agreement with a counterparty which could adversely affect the Fund’s investing activities.

●

Credit Risk: There is a risk that issuers and counterparties will not make payments on securities and other investments held by the Fund, resulting in losses to the Fund. In addition, the credit quality of securities held by the Fund may be lowered if an issuer’s financial condition changes. Lower credit quality may lead to greater volatility in the price of a security and in shares of the Fund. Lower credit quality also may affect liquidity and make it difficult for the Fund to sell the security. Default, or the market’s perception that an issuer is likely to default, could reduce the value and liquidity of securities held by the Fund, thereby reducing the value of your investment in Fund shares. In addition, default may cause the Fund to incur expenses in seeking recovery of principal or interest on its portfolio holdings. Credit risk also exists whenever the Fund enters into a foreign exchange or derivative contract, because the counterparty may not be able or may

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Insignia Macro Fund

choose not to perform under the contract. When the Fund invests in foreign currency contracts, or other over-the-counter derivative instruments (including options), it is assuming a credit risk with regard to the party with which it trades and also bears the risk of settlement default. These risks may differ materially from risks associated with transactions effected on an exchange, which generally are backed by clearing organization guarantees, daily mark-to-market and settlement, segregation and minimum capital requirements applicable to intermediaries. Transactions entered into directly between two counterparties generally do not benefit from such protections. Relying on a counterparty exposes the Fund to the risk that the counterparty will not settle a transaction in accordance with its terms and conditions because of a dispute over the terms of the contract (whether or not bona fide) or because of a credit or liquidity problem, thus causing the Fund to suffer a loss. If a counterparty defaults on its payment obligations to the Fund, this default will cause the value of an investment in the Fund to decrease. In addition, to the extent the Fund or an Underlying Fund deals with a limited number of counterparties, it will be more susceptible to the credit risks associated with those counterparties. The Fund is neither restricted from dealing with any particular counterparty nor from concentrating any or all of its transactions with one counterparty. The ability of the Fund to transact business with any one or number of counterparties and the absence of a regulated market to facilitate settlement may increase the potential for losses by the Fund.

●

Derivatives Risk: Futures, options, options on futures, swaps and structured notes involve risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. These risks include (i) the risk that the counterparty to a derivative transaction may not fulfill its contractual obligations; (ii) risk of mispricing or improper valuation; and (iii) the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. Derivative prices are highly volatile and may fluctuate substantially during a short period of time. Such prices are influenced by numerous factors that affect the markets, including, but not limited to: changing supply and demand relationships; government programs and policies; national and international political and economic events, changes in interest rates, inflation and deflation and changes in supply and demand relationships. Trading derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities, including:

Leverage and Volatility Risk: Derivative contracts ordinarily have leverage inherent in their terms. The low margin deposits normally required in trading derivatives, including futures contracts, permit a high degree of leverage. In addition, it is anticipated that Underlying Funds will be “notionally funded” - that is their nominal trading level will exceed the cash deposited in the trading accounts. Accordingly, a relatively small price movement may result in an immediate and substantial loss to the Fund. The use of leverage may also cause the Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations or to meet collateral segregation requirements. The use of leveraged derivatives can magnify the Fund’s potential for gain or loss and, therefore, amplify the effects of market volatility on the Fund’s share price.

Liquidity Risk: Although it is anticipated that the derivatives traded by the Fund will be actively traded, it is possible that particular investments might be difficult to purchase or sell, possibly preventing the Fund from executing positions at an advantageous time or price,

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or possibly requiring them to dispose of other investments at unfavorable times or prices in order to satisfy their obligations. Most U.S. commodity futures exchanges impose daily limits regulating the maximum amount above or below the previous day’s settlement price which a futures contract price may fluctuate during a single day. During a single trading day no trades may be executed at prices beyond the daily limit. Once the price of a particular futures contract has increased or decreased to the limit point, it may be difficult, costly or impossible to liquidate a position. It is also possible that an exchange or the CFTC, which regulates commodity futures exchanges, may suspend trading in a particular contract, order immediate settlement of a contract or order that trading to the liquidation of open positions only.

Risk of Options: Because option premiums paid or received by the Fund are small in relation to the market value of the investments underlying the options, buying and selling put and call options can be more speculative than investing directly in securities.

●	Emerging Markets Risk. Foreign investment risk is typically intensified in emerging markets, which are the less developed and developing nations.

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Exchange-Traded Funds (ETFs) Risk: Because ETFs trade on a securities exchange, their shares may trade at a premium or discount to their net asset value. An ETF is subject to the risks of the assets in which it invests as well as those of the investment strategy it follows. The Fund incurs brokerage costs when it buys and sells shares of an ETF and also bears its proportionate share of the ETF’s fees and expenses, which are passed through to ETF shareholders.

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Fixed Income Risk: When the Fund invests in fixed income securities or derivatives, the value of your investment in the Fund will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the value of fixed income securities or derivatives owned by the Fund. In general, the market price of debt securities with longer maturities will increase or decrease more in response to changes in interest rates than shorter-term securities. Other risk factors include credit risk (the debtor may default) and prepayment risk (the debtor may pay its obligation early, reducing the amount of interest payments). These risks could affect the value of a particular investment by the Fund possibly causing the Fund’s share price and total return to be reduced and fluctuate more than other types of investments.

●

Foreign Currency Risk: Currency trading involves significant risks, including market risk, interest rate risk, country risk, counterparty credit risk and short sale risk. Market risk results from the price movement of foreign currency values in response to shifting market supply and demand. Since exchange rate changes can readily move in one direction, a currency position carried overnight or over a number of days may involve greater risk than one carried a few minutes or hours. Interest rate risk arises whenever a country changes its stated interest rate target associated with its currency. Country risk arises because virtually every country has interfered with international transactions in its currency. Interference has taken the form of regulation of the local exchange market, restrictions on foreign investment by residents or limits on inflows of investment funds from abroad. Restrictions on the exchange market or on international transactions are intended to affect the level or movement of the exchange rate. This risk could include the country issuing a new currency, effectively making the “old” currency worthless.

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Insignia Macro Fund

The Fund may also take short positions, through derivatives, if the Adviser believes the value of a currency is likely to depreciate in value. A “short” position is, in effect, similar to a sale in which the Fund sells a currency it does not own but, has borrowed in anticipation that the market price of the currency will decline. The Fund must replace a short currency position by purchasing it at the market price at the time of replacement, which may be more or less than the price at which the Fund took a short position in the currency.

●

Foreign Investment Risk: Foreign investing involves risks not typically associated with U.S. investments, including adverse fluctuations in foreign currency values, adverse political, social and economic developments, less liquidity, greater volatility, less developed or less efficient trading markets, political instability and differing auditing and legal standards. Investing in emerging markets imposes risks different from, or greater than, risks of investing in foreign developed countries.

Foreign Exchanges Risk: A portion of the derivatives trades made by the Fund may take place on foreign markets. Neither existing CFTC regulations nor regulations of any other U.S. governmental agency apply to transactions on foreign markets. Some of these foreign markets, in contrast to U.S. exchanges, are so-called principals’ markets in which performance is the responsibility only of the individual counterparty with whom the trader has entered into a commodity interest transaction and not of the exchange or clearing corporation. In these kinds of markets, there is risk of bankruptcy or other failure or refusal to perform by the counterparty.

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Geographic Risk: To the extent that the Fund invests a significant portion of its assets in any one country, the Fund will be subject to greater risk of loss or volatility than if the Fund always maintained wide geographic diversity among the countries in which it invests. Investing in any one country makes the Fund more vulnerable to the risks of adverse securities markets, exchange rates and social, political, regulatory and economic events in that one country.

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Interest Rate Risk: Normally, the values of fixed income securities vary inversely with changes in prevailing interest rates. The value of the Fund’s securities tends to decrease when interest rates rise and tends to increase when interest rates fall. Securities with longer durations held by the Fund are generally more sensitive to interest rate changes. As such, securities with longer durations are usually more volatile than those with shorter durations.

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Issuer-Specific Risk: The value of a specific security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. The value of securities of smaller issuers can be more volatile than those of larger issuers. The value of certain types of securities can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market, or economic developments. The value of each Underlying Fund will be dependent on the success of the Global Macro/Managed Futures strategies used by its Manager. Certain Managers may be dependent upon a single individual or small group of individuals, the loss of which could adversely affect their success.

●

Leverage Risk: The Fund, directly or indirectly via investments in the Subsidiary or Underlying Funds, will use derivatives to increase their long and short exposure creating leverage, which can magnify the Fund’s potential for gain or loss and, therefore, amplify the effects of market volatility

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on the Fund’s share price. The use of leverage may cause the Underlying Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations. The use of leverage by Underlying Funds may also cause the Fund to have higher indirect expenses than those of mutual funds that do not invest in securities that use such techniques. With respect to investments in Underlying Funds, however, the Fund cannot lose more than its investment in an Underlying Fund because the Fund is not legally liable for an Underlying Fund’s derivative or other obligations. The Fund’s use of swap contracts involves indirect leverage because swap contract payments are based upon notional value rather than the amount invested.

●

Liquidity Risk: The Fund is subject to liquidity risk. Liquidity risk exists when particular investments of the Fund would be difficult to purchase or sell, possibly preventing the Fund from selling such illiquid securities at an advantageous time or price, or possibly requiring the Fund to dispose of other investments at unfavorable times or prices in order to satisfy its obligations. Funds with principal investment strategies that involve securities of companies with smaller market capitalizations, non-U.S. securities, Rule 144A securities, derivatives or securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk.

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Management Risk: The net asset value of the Fund changes daily based on the performance of the securities and derivatives in which it invests. The Adviser’s, and Sub-Adviser’s judgments about the attractiveness, value and potential appreciation of particular asset classes and securities in which the Fund invests may prove to be incorrect and may not produce the desired results. Additionally, the Adviser’s judgment about the potential performance of the Sub-Adviser may also prove incorrect and may not produce the desired results. The Fund’s profitability will also depend upon the ability of the Adviser to successfully allocate the assets of the Fund’s Subsidiary among securities that employ Global Macro/Managed Futures strategies profitably and the Sub-Adviser’s judgments about the attractiveness, value and potential appreciation the fixed income securities in which the Fund will invest. There can be no assurance that either the securities selected by the Adviser and Sub-Adviser will produce positive returns.

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Market Risk: The net asset value of the Fund will fluctuate based on changes in the value of the securities and derivatives in which the Fund invests. The Fund invests in securities and derivatives, which may be more volatile and carry more risk than some other forms of investment. The price of securities and derivatives may rise or fall because of economic or political changes. Security and derivative prices in general may decline over short or even extended periods of time. Market prices of securities and derivatives in broad market segments may be adversely affected by price trends in commodities, interest rates, exchange rates or other factors wholly unrelated to the value or condition of an issuer.

●

Mortgage-Backed/Asset-Backed Securities Risk: The value of the Fund’s mortgage-backed or asset-backed securities may be affected by, among other things, changes in interest rates, factors concerning the interests in and structure of the issuer or the originator of the mortgages, the creditworthiness of the entities that provide any supporting letters of credit, surety bonds or other credit enhancements or the market’s assessment of the quality of underlying assets.

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Insignia Macro Fund

●

Prepayment Risk: The Fund may invest in mortgage related securities, which, like other debt securities, may be paid off early when the issuer of a debt security can repay the principal prior to a security’s maturity. If interest rates are falling, the Fund may have to reinvest the unanticipated proceeds at lower interest rates, resulting in a decline in the Fund’s income.

●

Short Position Risk: The Fund’s long positions could decline in value at the same time that the value of the short positions increase, thereby increasing the Fund’s overall potential for loss. The Fund’s short positions may result in a loss if the price of the short position instruments rise and it costs more to replace the short positions. In contrast to the Fund’s long positions, for which the risk of loss is typically limited to the amount invested, the potential loss on the Fund’s short positions is unlimited; however, the Fund will be in compliance with Section 18(f) of the 1940 Act, to ensure that a Fund shareholder will not lose more than the amount invested in the Fund. Market factors may prevent the Fund from closing out a short position at the most desirable time or at a favorable price.

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Structured Notes Risk: Structured notes involve risks different from, or possibly greater than, the risks associated with traditional investments. These risks include (i) the risk that the issuer may default; (ii) risk of mispricing or improper valuation; and (iii) the risk that changes in the value of the note may not correlate perfectly with the underlying assets, rate or index. Structured note prices may be highly volatile and may fluctuate substantially during a short period of time. Such prices are influenced by numerous factors that affect the markets, including, but not limited to: changing supply and demand relationships; government programs and policies; national and international political and economic events, changes in interest rates, inflation and deflation and changes in supply and demand relationships. Trading structured notes involves risks different from, or possibly greater than, the risks associated with investing traditional securities including:

Leverage and Volatility Risk: Structured notes ordinarily have leverage inherent in their terms. Accordingly, a relatively small movement in an index to which structured note is linked may result in an immediate and substantial loss.

Liquidity Risk: Although it is anticipated that the structured notes will be actively traded, it is possible that particular investments might be difficult to purchase or sell, possibly preventing the Fund from executing positions at an advantageous time or price, or possibly requiring them to dispose of other investments at unfavorable times or prices in order to satisfy their obligations.

Tracking Risk: Structured notes may not be perfect substitutes for the securities, commodities or currencies they are intended to track. Factors such as differences in supply and demand for certain structured note-related derivatives and indices may cause structured note returns to deviate from the Adviser’s expectations. Consequently, structured note returns may not be highly correlated to the securities commodities or currencies they are intended to track.

●

Swap Risk: Swap agreements are subject to the risk that the counterparty to the swap will default on its obligation to pay the Fund and the risk that the Fund will not be able to meet its obligations to pay the counterparty to the swap. If a counterparty were to default on a swap agreement, the Fund will be subject to liquidity risk. Swap agreements may also involve fees,

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commissions or other costs that may reduce the Fund’s gains from a swap agreement or may cause the Fund to lose money. As described in the Principal Investment Strategies section, the Fund will invest through the Subsidiary in the Swap. The Fund’s returns will be reduced or its losses will be increased by the costs associated with the Swap, which are the fees deducted by the counterparty in the calculation of the returns of the Swap. These fees include the management and performance fees of the Underlying Fund accessed through the Swap (See “Underlying Funds Risk” below for more information on these fees). The costs associated with the Swap are separate from the Fund’s operating expenses as shown in the Annual Fund Operating Expenses table. A performance fee for one or more managers represented in the Swap may be deducted from the return of the Swap even if the aggregate returns of the Swap are negative. In addition, there is the risk that the Swap may be terminated by the Fund or the counterparty in accordance with its terms. If the Swap were to terminate, the Fund may be unable to implement its investment strategies and the Fund may not be able to seek to achieve its investment objective.

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Turnover Risk: A higher portfolio turnover may result in higher transactional and brokerage costs associated with the turnover which may reduce the Fund’s return, unless the securities traded can be bought and sold without corresponding commission costs. Active trading of securities may also increase the Fund’s realized capital gains or losses, which may increase the taxes you pay as a Fund shareholder.

●	Underlying Funds Risk: The Fund may invest a portion of its assets in Underlying Funds. Investing through Underlying Funds entails a number of risks, including:

Additional Risks: The strategy of investing in Underlying Funds could affect the timing, amount and character of distributions to you and therefore may increase the amount of taxes you pay. In addition, certain prohibitions on the acquisition of mutual fund shares by the Fund may prevent the Fund from allocating investments in the manner the Adviser considers optimal.

Cross Liability Risk: Underlying Funds in which the Fund invests may issue multiple share classes without limited recourse protection between and among each share class, rendering it possible that an investor in one share class could be negatively impacted by losses attributable to another share class in which the investor did not participate. Such potential cross-class liability will arise if the liabilities referable to one share class exceed the assets referable to that class, prompting the Underlying Fund, as issuer of the share classes, to satisfy the excess liabilities using assets referable to other share classes. In such Underlying Funds, share class designations do not offer protection for investors in one class of shares against creditors of an Underlying Fund or of any other share classes issued by an Underlying Fund.

Leverage and Volatility Risk: Each Underlying Fund normally uses leverage to increase the level of its trading and its exposure to its strategies. The use of leverage by the Underlying Funds increases their volatility and will magnify any losses by an Underlying Fund. Because the Fund invests in leveraged securities (shares of an Underlying Fund), the volatility and risk of loss by the Fund is also magnified.

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Insignia Macro Fund

Fees: Your cost of investing in the Fund will be higher than the cost of investing directly in Underlying Funds and may be higher than other mutual funds that invest directly in stocks and bonds. You will indirectly bear fees and expenses charged by the Underlying Funds in addition to the Fund’s direct fees and expenses. Underlying Fund management fees typically are based on the leveraged account size and not on the actual cash invested in the Underlying Fund. Generally, the Underlying Funds will pay management fees that range from 0% to 2% of assets and performance fees that range from 10% to 35% of each Underlying Fund’s returns. Accordingly, a Manager with positive investment performance may receive compensation from an Underlying Fund, and thus indirectly from investors, even if the Fund’s overall returns are negative.

Strategies Risk: Each Underlying Fund is subject to specific risks, depending on the nature of the fund. These risks could include liquidity risk, sector risk, and foreign currency risk, as well as risks associated with fixed income securities, commodities and other derivatives.

DISCLOSURE OF PORTFOLIO HOLDINGS

A description of the Fund’s policies regarding the release of portfolio holdings information is available in the Fund’s SAI. The Fund may, from time to time, make available month-end portfolio holdings information on the website www.insigniafunds.com, which may include information about the Fund’s investments in securities of Underlying Funds, swaps, structured notes or other investments, and the investment managers accessed through such investments. If month-end portfolio holdings information is posted to the website, the information is expected to be approximately 30 days old and remain available until new information for the next month is posted. Shareholders may request portfolio holdings schedules at no charge by calling 1-855-674-4642.

MANAGEMENT

Investment Adviser

Meritage Capital, LLC, subject to the authority of the Fund’s Board, is responsible for the overall management and administration of the Fund’s business affairs. Meritage Capital, LLC is an affiliate of Brown Advisory, LLC, a SEC-registered investment adviser. The Adviser commenced business operations in 2003 and is registered with the SEC as an investment adviser. As of December 31, 2018, the Adviser had investment management authority with respect to approximately $1 billion in assets. The Adviser’s principal address is 500 West 2nd Street, Suite 1850, Austin, Texas 78701.

Pursuant to the Investment Advisory Agreement (the “Advisory Agreement”) between the Fund and the Adviser, the Fund pays the Adviser an annual management fee of 1.25% based on the Fund’s average daily net assets. The management fee is paid on a monthly basis. The initial term of the Advisory Agreement is one year. The Board may extend the Advisory Agreement for additional one-year terms. The Board, shareholders of the Fund or the Adviser may terminate the Advisory Agreement upon sixty (60) days’ notice. A discussion regarding the basis for the Board’s approval of the Fund’s Advisory Agreement is provided in the Fund’s annual report to shareholders for the period ended September 30, 2018. The Adviser also serves as the investment adviser to the Subsidiary, but will not receive separate compensation.

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Pursuant to a fee waiver agreement (the “Fee Waiver Agreement”), the Adviser has contractually agreed to limit the amount of the Fund’s Total Annual Fund Operating Expenses, exclusive of Distribution and Service (12b-1) fees, Shareholder Service Fees, Acquired Fund Fees and Expenses brokerage expenses, interest expenses, taxes and extraordinary expenses, to an annual rate of 1.75%. The Fee Waiver Agreement is in effect through January 31, 2020 and may not be terminated or modified prior to this date without the approval of the Fund’s Board of Trustees. The Adviser will be permitted to recover, on a class-by-class basis, expenses it has borne subsequent to the effective date of the agreement described above (whether through reduction of its management fee or otherwise) only to the extent that the Fund’s expenses in later periods do not exceed the lesser of: (1) the contractual expense limit in effect at the time the Adviser waives or limits the expenses; or (2) the contractual expense limit in effect at the time the Adviser seeks to recover the expenses; provided, however, that the Fund will not be obligated to pay any such reduced fees and expenses more than three years after the date on which the fee and expense was reduced, as calculated on a monthly basis.

The following table reflects the Fund’s contractual investment advisory fee rate (expressed as an annual rate), as well as the actual investment advisory fee rate paid by the Fund to the Adviser (net of fee waivers).

Contractual Advisory Fee (%)(annual rate)	Actual Investment Advisory Fee Rate (%) (for the fiscal year ended September 30, 2018)
1.25%	0.44%

Investment Adviser Portfolio Managers

The portfolio manager is primarily responsible for the day-to-day operation of the Fund. Each person listed below has served as the Fund’s portfolio manager since the Fund’s inception, unless otherwise noted.

Information about the portfolio manager, including information about the portfolio manager’s business experience, appears below. More information about the portfolio manager’s compensation, other accounts managed by the portfolio manager and the portfolio manager’s ownership of securities in the Fund is included in the SAI.

Joseph S. Wade, is the Chief Investment Officer of Meritage Capital and a Portfolio Manager of the Insignia Macro Fund. Mr. Wade has drawn upon more than 38 years of industry experience to develop the firm’s investment philosophy. Mr. Wade oversees manager due diligence, portfolio construction and risk management of the firm’s commingled funds, liquid alternatives strategies and custom portfolio solutions. Prior to combining firms with Meritage, Mr. Wade founded Centennial Partners, LLC, a Memphis, Tennessee-based investment management firm where he was Chief Investment Officer and a member of the Board of Managers.

Prior to Meritage and Centennial, Mr. Wade founded Alternative Investment Strategies, a firm focused on advising clients with hedge fund and Commodity Trading Advisor portfolios. Mr. Wade’s extensive background in securities and alternative investments also includes President and Chief Investment Officer of 6800 Capital, a fund of funds sponsor and trading manager; Manager

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Insignia Macro Fund

of Managed Futures for Morgan Keegan and Co. and J.C. Bradford & Co., two regional brokerage firms; Account Executive at Thomson McKinnon; and Vice President of Hancock & Harwell. Mr. Wade received a Bachelor of Science degree in Commerce and Business Administration from The University of Alabama.

Glenn K. Stotts, CAIA, Glenn Stotts is the Portfolio Manager of the Insignia Macro Fund. Utilizing more than 18 years of industry experience, he is responsible for managing the firm’s directional investment strategies. Prior to joining Meritage in 2006, Mr. Stotts served as an Associate at The University of Texas Investment Management Company. He was also a Strategy Analyst at Merrill Lynch and a Senior Associate at Mainspring (acquired by IBM). He currently serves on the Investment Committee of the Austin Community Foundation and the Endowment Committee of Tarrytown United Methodist Church. He is also a member of the Alumni Admission Council of Northwestern University. Mr. Stotts received a Bachelor of Arts degree in Economics and International Studies from Northwestern University and a Master of Business Administration degree in Finance from The University of Texas at Austin. Mr. Stotts holds the Chartered Alternative Investment Analyst (CAIA) designation.

Sub-Adviser

Sage Advisory Services, Ltd. Co. is responsible for selecting investments and assuring that investments are made according to the Fund’s investment objective, policies and restrictions. The Sub-Adviser commenced business operations in November 1996 and is registered with the SEC as an investment adviser. As of December 31, 2018, the Sub-Adviser had investment management authority with respect to approximately $12.8 billion in assets. The Sub-Adviser’s principal address is 5900 Southwest Parkway, Building I, Austin, Texas 78735.

Pursuant to the Investment Sub-Advisory Agreement (the “Sub-Advisory Agreement”) among the Adviser, the Sub-Adviser and the Fund, the Adviser pays the Sub-Adviser an annual sub-advisory fee (the “Sub-Advisory Fee”) of 10 basis points for the first $25 million, 18 basis points for the next $25 million and 10 basis points for assets in excess of $50 million. The Sub-advisory fee is based on the Fund’s average daily net assets during the month. The management fee is paid on a monthly basis with a minimum annual fee of $25,000. The initial term of the Sub-Advisory Agreement is one year. The Board may extend the Sub-Advisory Agreement for additional one-year terms. The Board, shareholders of the Fund or the Adviser may terminate the Sub-Advisory Agreement upon sixty (60) days’ notice. A discussion regarding the basis for the Board’s approval of the Sub-Advisory Agreement is provided in the Fund’s annual report to shareholders for the period ended September 30, 2018.

The following table reflects the Fund’s contractual investment advisory fee rate (expressed as an annual rate), as well as the actual sub-advisory fee rate paid by the Fund to the Sub-Adviser (net of fee waivers).

Contractual Sub-Advisory Fee (%)(annual rate)	Actual Sub-Advisory Fee Rate (%) (for the fiscal year ended September 30, 2018)
0.10%	0.00%

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Sub-Adviser Portfolio Managers

The portfolio managers are primarily responsible for the day-to-day operation of the Fund’s Fixed Income strategy. Each of the persons listed below has served as the Fund’s portfolio managers of the Fixed Income strategy since the Fund’s inception. Information about each portfolio manager, including information about each portfolio manager’s business experience, appears below. More information about each portfolio manager’s compensation, other accounts managed by each portfolio manager and each portfolio manager’s ownership of securities in the Fund is included in the SAI.

Robert G. Smith III is the President, Chief Investment Officer and Principal of the Sub-Adviser. Mr. Smith began his career at Moody’s Investors Service as a member of the Corporate Bond Rating Committee; he then went on to Loeb, Rhodes & Co. to cover the insurance industry in the Institutional Equity Research department. He then worked at Merrill Lynch & Co. for 13 years in a variety of institutional research, trading and portfolio management roles in New York and London. During this period, he was assigned to the Saudi Arabian Monetary Agency as a Resident Financial Advisor in Riyadh responsible for managing the foreign reserves of the Central Bank. Mr. Smith has worked for the Sub-Adviser since 1996.

Mark C. MacQueen is a Principal and Managing Director of the Sub-Adviser. Mr. MacQueen has more than 31 years of domestic and international portfolio management and institutional securities trading experience. He began his career as a member of the Institutional Government Securities Trading desk at Merrill Lynch Government Securities in New York. He was later assigned to the Institutional Fixed Income Trading desk in London as Vice President and Senior Trader responsible for managing the firm’s European-based risk capital position. In this period, his responsibilities were extended to management of the firm’s corporate bond and U.S. dollar-based derivative product risk positions. Next, he assumed management responsibility for all fixed income trading at Merrill Lynch International in Sydney, Australia. After this assignment, Mr. MacQueen assumed risk management responsibility for the firm’s global non-dollar fixed income trading operations in London. Following his Merrill Lynch tenure, Mr. MacQueen joined APS Financial Corp. in Austin, Texas as Director of Fixed Income Portfolio Research. He went on to become a principal of the Tejas Securities Group as Director of Fixed Income Trading and Research. Mr. MacQueen received his B.S. in Finance from the University of Delaware. Beyond his professional career, he is a member of the Fixed Income Analysts Society, a board member of Meals on Wheels and is active in other community-minded programs. Mr. MacQueen has worked for the Sub-Adviser since 1996.

Robert C. Peck is a Principal and a senior member of the investment committee of the Sub-Adviser. He received his M.B.A. in Economics from New York University Stern School of Business and his B.S. in Finance from Syracuse University. Mr. Peck has worked for the Sub-Adviser since 2007. Mr. Peck is a former portfolio manager and investment strategist for Merrill Lynch Asset Management in New York. He then took the position of Senior Vice President and Manager of Fixed Income at Manufacturers Hanover Investment Corporation in New York. After his time in New York, Mr. Peck became the CIO and Executive Vice President of Fixed Income at Van Kampen American Capital in Houston. Adding to his investment experience, Mr. Peck then became CIO and Managing Director of Fixed Income Mutual Funds at Scudder Kemper Investments in Chicago. Mr. Peck brings over 36 years of experience in fixed income portfolio management and investment strategy to the Sub-Adviser and is an adjunct member of LeTourneau University.

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Insignia Macro Fund

Thomas H. Urano, CFA, is a Principal and Managing Director and a member of the investment committee of the Sub-Adviser. He serves as a portfolio manager and senior trader for the taxable fixed income and equity strategies. Mr. Urano received his B.A. in Economics from The University of Texas and is a Chartered Financial Analyst. Before joining the Sub-Adviser, he was a Fixed Income Trader with Credit Suisse Asset Management in New York. He was also a former Fixed Income Portfolio Accountant for Morgan Keegan. Mr. Urano brings over 16 years of experience in client account management and fixed income trading to the Sub-Adviser and is a member of the CFA Institute. Mr. Urano has worked for the Sub-Adviser since 2003.

Jeffery S. Timlin, CFA, CMT, is a Principal and Managing Director of the Sub-Adviser and a member of the investment committee. He serves as a portfolio manager and senior trader for the tax-exempt fixed income strategies and has worked for the Sub-Adviser since 2003. Mr. Timlin received his B.S. in Business Administration from Villanova University, is a Chartered Financial Analyst Charterholder, and is a Chartered Market Technician. Before joining the Sub-Adviser, he was a Fixed Income Associate Trader with MFS Investment Management in Boston. He was also a former Client Account Manager with Brown Brothers Harriman & Co. in Boston. Mr. Timlin brings over 10 years of experience in client account management and fixed income trading to the Sub-Adviser. He is a member of the CFA Institute, the Market Technicians Association, the National Federation of Municipal Analysts and the Southern Municipal Finance Society.

Robert D. Williams, CFA, is a Principal and Managing Director of the Sub-Adviser and a member of the investment committee. He serves as the Director of Research and has worked for the Sub-Adviser since 2004. He received his B.A. in Financial Management from the University of Colorado. Mr. Williams is a Chartered Financial Analyst Charterholder and member of the CFA Institute. Before joining the Sub-Adviser, Mr. Williams was a Fixed Income Strategist for UBS in New York. He was also a former Senior Wealth Management Strategist for Mutual of New York and a Research Analyst for Merrill Lynch. Mr. Williams brings over 16 years of experience in credit analysis and corporate finance to the Sub-Adviser.

Anthony J. Parish, CFA, CQF, serves as Director of Quantitative Strategies and is a member of the Investment Committee. Anthony began his investment career in 2002 as a Vice President and Head of Product Analysis at Oppenheimer Funds. Later, he became Vice President of Product Development & Management for Credit Suisse Asset Management in New York. Prior to his professional experience with Credit Suisse, he was the Vice President for Multi-Asset Investment Analysis with Deutsche Asset Management Company in New York. Anthony received his MBA from Fordham University in New York and his B.A. from Concordia University in Montreal, Canada. Anthony is a Chartered Financial Analyst (CFA), a member of the CFA Institute, and a member of the New York Society of Security Analysts. Anthony also boasts a Certification in Quantitative Finance (CQF).

ADMINISTRATOR, DISTRIBUTOR AND TRANSFER AGENT OF THE FUND

ALPS Fund Services, Inc. (the “Transfer Agent” or the “Administrator”) serves as the Fund’s administrator, fund accountant and transfer agent. ALPS Distributors, Inc. (“ADI” or the “Distributor”) serves as the Fund’s distributor.

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BUYING AND REDEEMING SHARES

Classes of Shares

The Fund currently offers Class A and Class I shares. Each share class of the Fund represents an investment in the same portfolio of securities, but each share class has its own sales charge and expense structure, allowing you to choose the class that best meets your situation. When you purchase shares of the Fund, you must choose a share class.

Factors you should consider in choosing a class of shares include:

●	how long you expect to own the shares;
●	how much you intend to invest;
●	total expenses associated with owning shares of each class; and
●	whether you qualify for any reduction or waiver of sales charges (for example, Class A shares may be a less expensive option over time if you qualify for a sales charge reduction or waiver).

Class A shares are generally available only in connection with investments through financial intermediaries.

Class I shares are offered only through the certain types of financial intermediaries and to certain institutional investors. Institutional investors may include, but are not limited to, corporations, retirement plans, public plans and foundations/endowments. Class I shares are not offered directly to individual investors.

Each investor’s financial considerations are different. You should speak with your financial adviser to help you decide which share class is best for you. If your financial intermediary offers more than one class of shares, you should carefully consider which class of shares to purchase. Certain classes have higher expenses than other classes, which may lower the return on your investment.

Distribution and Services (12b-1) Plan for Class A

The Fund has adopted a separate plan of distribution for Class A shares, pursuant to Rule 12b-1 under the 1940 Act (the “Plan”).

Under the terms of the Plan, the Fund is authorized to make payments to the Distributor for remittance to financial intermediaries, as compensation for distribution and/or the provision of on-going shareholder services performed by such financial intermediaries for their customers who are investors in the Fund. The Plan permits payment for services and related expenses in connection with a financial intermediary’s administration of mutual fund distribution platforms that offer Class A shares of the Fund.

The Plan permits the Fund to make total payments at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to its Class A shares. Because these fees are paid out of the Fund’s Class A share assets on an ongoing basis, over time, they will increase the cost of an investment in Class A shares.

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Insignia Macro Fund

The Distributor may retain some or all compensation payable pursuant to the Plan under certain circumstances, including but not limited to, if a financial intermediary resigns as the broker/dealer of record, or if such financial intermediary fails to meet certain eligibility standards to be able to continue to be the broker/dealer of record.

Payments to Financial Intermediaries and Other Arrangements

The Adviser and/or its affiliates may enter into arrangements to make payments for additional activities to select financial intermediaries intended to result in the sale of Fund shares and/or other shareholder servicing activities out of the Adviser’s own resources (which may include profits from providing advisory services to the Fund). These payments are often referred to as “revenue sharing payments” and the revenue sharing payment amounts generally vary by financial intermediary. The aggregate amount of the revenue sharing payments are determined by the Adviser and may be substantial. Revenue sharing payments create no additional cost to the Fund or its shareholders.

Revenue sharing payments may create an incentive for a financial intermediary or its employees or associated persons to recommend or sell shares of the Fund to you, rather than shares of another mutual fund. Please contact your financial intermediary’s investment professional for details about revenue sharing payments it may be receiving.

Networking, Sub-Accounting and Administrative Fees

Select financial intermediaries may enter into arrangements with the Fund, or its designees, to perform certain networking, recordkeeping, sub-accounting and/or administrative services for shareholders of the Fund. These activities are routinely processed through the National Securities Clearing Corporation’s Fund/SERV and Trust Networking systems or similar systems. In consideration for providing these services in an automated environment, such financial intermediaries may receive compensation from the Fund. Any such compensation by the Fund to these select financial intermediaries for the aforementioned services are in addition to any 12b-1 related services provided to Fund shareholders.

Investment Minimums

The Fund offers investors two Classes of shares: Class A and Class I. The minimum investment in Class A shares is $2,500. The minimum investment in Class I shares is $250,000. Investors generally may meet the minimum investment amount for the by aggregating multiple accounts within the Fund if desired and if allowed by the relevant intermediary. There is no subsequent investment minimum.

The Fund reserves the right to waive or change investment minimums. For accounts sold through financial intermediaries, it is the primary responsibility of the financial intermediary to ensure compliance with investment minimums.

Buying Shares

In order to buy or redeem shares at that day’s price, you must place your order with the Fund or its agent before the NYSE closes (normally, 4:00 p.m. Eastern time). If the NYSE closes early, you must place your order prior to the actual closing time. Orders received by financial intermediaries prior to the

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close of trading on the NYSE will be confirmed at the offering price computed as of the close of the trading on the NYSE. It is the responsibility of the financial intermediary to insure that all orders are transmitted in a timely manner to the Fund. Otherwise, you will receive the next business day’s price.

Investors may not purchase or redeem shares of the Fund directly. Shares may be purchased or redeemed only through retirement plans, broker-dealers, bank trust departments, financial advisers or other financial intermediaries. Shares made available through full service broker-dealers may be available through wrap accounts under which such broker-dealers impose additional fees for services connected to the wrap account. Contact your financial intermediary or refer to your plan documents for instructions on how to purchase or redeem shares.

Investors may be charged a fee if they effect transactions through a broker or agent. The Fund has authorized one or more brokers to receive on its behalf purchase and redemption orders. Such brokers are authorized to designate other intermediaries to receive purchase and redemption orders on the Fund’s behalf. The Fund will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker’s authorized designee, receives the order. Customer orders will be priced at the Fund’s NAV next computed after they are received by an authorized broker or the broker’s authorized designee.

With certain limited exceptions, the Fund is available only to U.S. citizens or residents.

The Fund will generally accept purchases only in U.S. dollars drawn from U.S. financial institutions. Cashier’s checks, third party checks, money orders, credit card convenience checks, cash or equivalents or payments in foreign currencies are not acceptable forms of payment. You may also contact the Fund to request a purchase of Fund shares using securities you own. The Fund reserves the right to refuse or accept such requests in whole or in part.

Sales Charge When You Purchase Class A Shares

Below is a summary of certain features of Class A shares:

Class A
Initial Sales Charge	Up to 5.50%*
Contingent Deferred Sales Charge (“CDSC”)	None (except on redemptions of certain large purchases held for less than 18 months)
Distribution and Service (12b-1) Fees	Up to 0.25%
Typical Shareholder	Generally more appropriate for long-term investors

*	Depending on the total assets you invest.

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Insignia Macro Fund

Class A Shares

The following table lists the sales charges that will be applied to your purchase of Class A shares, subject to the breakpoint discounts indicated in the tables and described below:

Purchase Amount	Sales Charge as a Percentage of Offering Price	Dealer Concession as a Percentage of Offering Price
Less than $50,000	5.50%	4.75%
$50,000 but less than $100,000	4.50%	3.75%
$100,000 but less than $250,000	3.50%	2.75%
$250,000 but less than $500,000	2.50%	2.00%
$500,000 but less than $1 million	2.00%	1.60%
$1 million or greater*	0.00%	0.00%

*	A CDSC of 1.00% may apply to Class A shares redeemed within the first 18 months after a purchase in excess of $1 million. See Section titled “Contingent Deferred Sales Charge” below.

Class I shares do not charge an initial sales load.

Qualifying For A Reduction Or Waiver Of Class A Shares Sales Charge

You may be able to lower your Class A shares initial sales charge under certain circumstances. You can combine Class A shares you already own with your current purchase of Class A shares of the Fund to take advantage of the breakpoints in the sales charge schedule as set forth above. Certain circumstances under which you may combine such ownership of shares and purchases are described below. Contact your financial intermediary for more information.

In order to obtain a sales charge discount, you should inform your financial intermediary of other accounts in which there are Fund holdings eligible to be aggregated to meet a sales charge breakpoint. These other accounts may include the accounts described below in “Aggregating Accounts.” You may need to provide documents such as account statements or confirmation statements to prove that the accounts are eligible for aggregation. The Letter of Intent described below requires historical cost information in certain circumstances. You should retain records necessary to show the price you paid to purchase Fund shares.

The Fund may waive Class A sales charges on investor purchases including shares purchased by:

●	Officers, directors, trustees and employees of the Adviser, Sub-Adviser and their respective affiliates;
●	Registered representatives and employees of financial intermediaries with a current selling agreement with the Distributor or the Adviser;
●	Immediate family members of all such persons as described above;
●	Financial intermediary supermarkets and fee-based platforms; and
●

Financial intermediaries who have entered into an agreement with the Principal Underwriter/Distributor/the Fund’s distributor to offer shares to self-directed investment brokerage accounts that may or may not charge a transaction fee to its customers.

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Whether a sales charge waiver is available for your retirement plan or charitable account depends upon the policies and procedures of your intermediary. Please consult your financial adviser for further information.

Right of Accumulation

You may purchase Class A shares at a reduced initial sales charge determined by aggregating the dollar amount of the new purchase (measured by the offering price) and the total prior days net asset value (net amount invested) of all Class A shares of the Fund and of certain other classes then held by you, or held in accounts identified under “Aggregating Accounts,” and applying the sales charge applicable to such aggregate amount. In order to obtain such discount, you must provide sufficient information to your financial intermediary at the time of purchase to permit verification that the purchase qualifies for the reduced sales charge. The right of accumulation is subject to modification or discontinuance at any time with respect to all shares purchased thereafter.

Letter of Intent

You may obtain a reduced initial sales charge on Class A shares by signing a Letter of Intent indicating your intention to purchase $50,000 or more of Class A shares over a 13-month period. The term of the Letter of Intent will commence upon the date you sign the Letter of Intent. You must refer to such Letter of Intent when placing orders. With regard to a Letter of Intent, the amount of investment for purposes of applying the sales load schedule includes (i) the historical cost (what you actually paid for the shares at the time of purchase, including any sales charges) of all Class A shares acquired during the term of the Letter of Intent, minus (ii) the value of any redemptions of Class A shares made during the term of the Letter of Intent. Each investment made during the period receives the reduced sales charge applicable to the total amount of the investment goal. A portion of shares purchased may be held in escrow to pay for any sales charge that may be applicable. If the goal is not achieved within the period, you must pay the difference between the sales charges applicable to the purchases made and the charges previously paid, or an appropriate number of escrowed shares will be redeemed. Please contact your financial intermediary to obtain a Letter of Intent application.

Aggregating Accounts

To take advantage of lower Class A shares initial sales charges on large purchases or through the exercise of a Letter of Intent or right of accumulation, investments made by you, your spouse and your children under age 21 may be aggregated if made for your own account(s) and/or certain other accounts such as:

●	trust accounts established by the above individuals (or the accounts of the primary beneficiary of the trust if the person who established the trust is deceased);
●	solely controlled business accounts; and
●	single participant retirement plans.

To receive a reduced sales charge under rights of accumulation or a Letter of Intent, you must notify your financial intermediary of any eligible accounts that you, your spouse and your children under age 21 have at the time of your purchase.

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Insignia Macro Fund

Contingent Deferred Sales Charge

Class A Shares

If you invest $1 million or more, either as a lump sum or through the Fund’s accumulation or letter of intent programs, you can purchase Class A shares without an initial sales charge. However, a CDSC of 1% may apply to Class A shares redeemed within the first 18 months after a purchase in excess of $1 million. The CDSC will be based on the lower of the original purchase price or the value of the redemption of the Class A Shares redeemed.

Waiver of CDSC

The Fund may waive the imposition of a CDSC on redemption of Fund shares under certain circumstances and conditions, including without limitation, the following:

●

Redemptions following the death or permanent disability (as defined by Section 72(m)(7) of the Code) of a shareholder if made within one year of death or the initial determination of permanent disability. The waiver is available only for shares held at the time of death or initial determination of permanent disability; and

●

Required minimum distributions from a tax-deferred retirement plan or an individual retirement account (IRA) as required under the Code. The waiver of the CDSC for required distributions will be as a percentage of assets held in the Fund.

If you think you may be eligible for a CDSC waiver, contact your financial intermediary. You must notify the Fund prior to the redemption request to ensure your receipt of the waiver.

Redeeming Shares

Redemptions, like purchases, may generally be effected only through retirement plans, broker-dealers, financial intermediaries and directly through the Fund. Please contact the Fund, your financial intermediary or refer to the appropriate plan documents for details. Your financial intermediary may charge a processing or service fee in connection with the redemption of shares.

Redemption Payments

In all cases, your redemption price is the net asset value per share next determined after your request is received in good order less any applicable redemption fees. Redemption proceeds will typically be sent within one to two business days but may take up to seven days. However, if you recently purchased your shares by check, your redemption proceeds will not be sent to you until your original check clears, which may take up to 10 days. The Fund typically pays redemptions from cash, cash equivalents, proceeds from the sale of Fund shares or from the sale of portfolio securities. These redemption payment methods are expected to be used in regular and stressed market conditions.

Your redemption proceeds can be sent by check to your address of record or by wire transfer to a bank account designated on your application. Your bank may charge you a fee for wire transfers. Any request that your redemption proceeds be sent to a destination other than your bank account or address of record must be in writing and must include a signature guarantee.

The Fund is not responsible for losses or fees resulting from posting delays or non-receipt of redemption payments at your bank, when shareholder payment instructions are followed.

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Redemptions In-Kind

The Fund reserves the right to make a payment in securities rather than cash. If the Fund deems it advisable for the benefit of all shareholders that a redemption payment wholly or partly in-kind would be in the best interests of the Fund’s remaining shareholders, the Fund may pay redemption proceeds to you in whole or in part with securities held by the Fund. If the Fund decides to redeem in-kind, the redeeming shareholder will generally receive pro-rata shares of the Fund’s portfolio. A redemption in-kind could occur under extraordinary circumstances, such as a very large redemption that could affect the Fund’s operations (for example, more than 1% of the Fund’s net assets). However, the Fund is required to redeem shares solely for cash up to the lesser of $250,000 or 1% of the net asset value of the Fund during any 90-calendar day period for any one shareholder. Should redemptions by any shareholder exceed such limitation, the Fund will have the option of redeeming the excess in cash or in-kind. Securities used to redeem Fund shares will be valued as described in “How Fund Shares are Priced” below. A shareholder may pay brokerage charges on the sale of any securities received as a result of a redemption in-kind. Redemptions in-kind are taxed to a redeeming shareholder for federal income tax purposes in the same manner as cash redemptions. Securities received in a redemption in-kind are subject to market risk until sold.

Medallion Signature Guarantees

The Fund requires a medallion signature guarantee on any written redemption over $100,000 (but may require additional documentation or a medallion signature guarantee on any redemption request to help protect against fraud) or for certain types of transfer requests or account registration changes. A medallion signature guarantee may be obtained from a domestic bank or trust company, broker, dealer, clearing agency, savings association or other financial institution that is participating in a medallion program recognized by the Securities Transfer Association. The three “recognized” medallion programs are Securities Transfer Agents Medallion Program (STAMP), Stock Exchanges Medallion Program (SEMP) and NYSE, Inc. Medallion Signature Program (NYSE MSP). Please call 1-855-674-4642 for information on obtaining a signature guarantee.

Redemption Fees

If you sell your shares of the Fund after holding them 60 calendar days or less, a 1.00% short-term redemption fee may be deducted from the redemption amount. For this purpose, shares held longest will be treated as being redeemed first and shares held shortest as being redeemed last. The fees are paid to the Fund and are designed to help offset the brokerage commissions, market impact and other costs associated with short-term shareholder trading.

The short-term redemption fee does not apply to: (i) redemptions of shares acquired by reinvesting dividends and distributions; (ii) rollovers, transfers and changes of account registration within the Fund as long as the money never leaves such Fund; and (iii) redemptions in-kind.

The Fund also permits waivers of the short-term redemption fee for the following transactions:

●	Redemptions due to small balance maintenance fees;
●	Redemptions related to death or due to a divorce decree;
●

Certain types of IRA account transactions, including: redemptions pursuant to systematic withdrawal programs, required minimum distributions, withdrawals due to disability or death, return of excess contribution amounts and redemptions related to payment of custodian fees; and

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●

Certain types of employer-sponsored and 403(b) retirement plan transactions, including: loans or hardship withdrawals, minimum required distributions, redemptions pursuant to systematic withdrawal programs, forfeiture of assets, return of excess contribution amounts, redemptions related to payment of plan fees and redemptions related to death, disability or qualified domestic relations order.

The application of short-term redemption fees and waivers may vary among intermediaries and certain intermediaries may not apply the waivers listed above. If you purchase or sell Fund shares through an intermediary, you should contact your intermediary for more information on whether the short-term redemption fee will be applied to redemptions of your shares.

The Fund reserves the right to modify or eliminate the short-term redemption fee or waivers at any time. Investment advisers or their affiliates may pay short-term redemption fees on behalf of investors in managed accounts. Unitized group accounts consisting of qualified plan assets may be treated as a single account for redemption fee purposes.

Note: The Fund has the right to suspend or postpone redemptions of shares for any period (i) during which the NYSE or exchange is closed, other than customary weekend and holiday closings; (ii) during which trading on the NYSE or exchange is restricted; or (iii) during which (as determined by the SEC or other regulatory authority by rule or regulation) an emergency exists as a result of which disposal or valuation of portfolio securities is not reasonably practicable, or as otherwise permitted by the SEC or other regulatory authority.

SHARE TRANSACTIONS

Small Account Balances/Mandatory Redemptions

The Fund may require mandatory redemption of shares in accounts that fall below the minimum requirement and may adopt other policies from time to time requiring mandatory redemption of shares in certain circumstances, such as to comply with new regulatory requirements.

The Fund reserves the right to waive or change account balance minimums.

Share Certificates

The Fund does not issue share certificates.

Frequent Purchases and Sales of Fund Shares

The Fund does not permit market timing or other abusive trading practices. The Fund reserves the right, but does not have the obligation, to reject any purchase transaction at any time. In addition, the Fund reserves the right to suspend its offering of shares or to impose restrictions on purchases at any time that are more restrictive than those that are otherwise stated in this Prospectus with respect to disruptive, excessive or short-term trading.

Excessive short-term trading or other abusive trading practices may disrupt portfolio management strategies, increase brokerage and administrative costs and hurt Fund performance. The Board has adopted policies and procedures with respect to frequent purchases and redemptions and to seek to prevent market timing. To minimize harm to the Fund and its shareholders, the Fund reserves the

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right to reject, in its sole discretion, any purchase order from any investor it believes has a history of abusive trading or whose trading, in its judgment, has been or may be disruptive to the Fund. Such disruption may include trading that may interfere with the efficient management of the Fund, may materially increase the Fund’s transaction costs, administrative costs or taxes, or may otherwise be detrimental to the interests of the Fund and its shareholders. The Fund may also refuse purchase transactions from Fund intermediaries it believes may be facilitating or have facilitated abusive trading practices. In making this judgment, the Fund may consider trading done in multiple accounts under common ownership or control.

On a periodic basis, the Transfer Agent will review transaction history reports and will identify redemptions that are within a specific time period from a previous purchase in the same account(s) in the Fund, or in multiple accounts that are known to be under common control. Redemptions meeting the criteria will be investigated for possible inappropriate trading.

Certain accounts, in particular omnibus accounts, include multiple investors and such accounts typically provide the Fund with a net purchase or redemption request on any given day. In these cases, purchases and redemptions of Fund shares are netted against one another and the identity of individual purchasers and redeemers whose orders are aggregated may not be known by the Fund. Therefore, it becomes more difficult for the Fund to identify market timing or other abusive trading activities in these accounts, and the Fund may be unable to eliminate abusive traders in these accounts from the Fund. Further, identification of abusive traders may also be limited by operational systems and technical limitations. To the extent abusive or disruptive trading is identified, the Fund will encourage omnibus account intermediaries to address such trading activity in a manner consistent with how the Fund would address such activity directly, if it were able to do so.

Due to the complexity and subjectivity involved in identifying market timing and other abusive trading practices, there can be no assurance that the Fund’s efforts will identify all market timing or abusive trading activities. Therefore, investors should not assume that the Fund will be able to detect or prevent all practices that may disadvantage the Fund.

Verification of Shareholder Transaction Statements

You must contact the Fund in writing regarding any errors or discrepancies within 60 days after the date of the statement confirming a transaction. A Fund may deny your ability to refute a transaction if it does not hear from you within 60 days after the confirmation statement date.

Non-receipt of Purchase Wire/Insufficient Funds Policy

The Fund reserves the right to cancel a purchase if payment of the check or electronic funds transfer does not clear your bank, or if a wire is not received by settlement date. You will be responsible for any fees charged to the Fund for insufficient funds (failed payment) and you may be responsible for any fees imposed by your bank as well as any losses that the Fund may incur as a result of the canceled purchase.

How Fund Shares are Priced

The Fund’s Board has approved procedures to be used to value the Fund’s securities for the purposes of determining the Fund’s net asset value. The valuation of the securities of the Fund is determined in good faith by or under the direction of the Board. The Board has delegated certain valuation functions for the Fund to the Administrator.

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Insignia Macro Fund

The Fund generally values its securities based on market prices determined at the close of regular trading on the NYSE (normally, 4:00 p.m. Eastern time) on each business day (Monday through Friday). The Fund will not value its securities on any day that the NYSE is closed, including the following observed holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The Fund’s currency valuations, if any, are done as of the close of regular trading on the NYSE (normally, 4:00 p.m. Eastern time). For equity securities that are traded on an exchange, the market price is usually the closing sale or official closing price on that exchange. In the case of securities not traded on an exchange, or if such closing prices are not otherwise available, the market price is typically determined by independent third-party pricing vendors approved by the Fund’s Board using a variety of pricing techniques and methodologies. The market price for debt obligations is generally the price supplied by an independent third-party pricing service approved by the Fund’s Board, which may use a matrix, formula or other objective method that takes into consideration market indices, yield curves and other specific adjustments. Short-term debt obligations that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. If vendors are unable to supply a price, or if the price supplied is deemed to be unreliable, the market price may be determined using quotations received from one or more brokers-dealers that make a market in the security.

When such prices or quotations are not available, or when the Adviser or Sub-Adviser believes that they are unreliable, securities may be priced using fair value procedures approved by the Board. The Fund may also use fair value procedures if the Adviser or Sub-Adviser determines that a significant event has occurred between the time at which a market price is determined and the time at which the Fund’s net asset value is calculated.

The Fund may determine the fair value of investments based on information provided by pricing services and other third-party vendors, which may recommend fair value prices or adjustments with reference to other securities, indices or assets. In considering whether fair value pricing is required and in determining fair values, the Fund may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the Fund values its securities. The Fund’s use of fair value pricing may help deter “stale price arbitrage.”

Valuing securities at fair value involves greater reliance on judgment than valuation of securities based on readily available market quotations. A fund that uses fair value to price securities may value those securities higher or lower than another fund using market quotations or its own fair value methodologies to price the same securities. There can be no assurance that the Fund could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the Fund determines its net asset value.

Subsidiary

The Fund’s shares of its Subsidiary are valued at the net asset value per share of the Subsidiary, which is calculated using the same valuation procedures as the Fund. The Fund’s investment in the Swap is fair valued based primarily on the calculation of the Index by the counterparty. The fair value is based on inputs that are not readily available in the marketplace and which primarily are the underlying baskets of commodity investments on which the Swap is valued. The counterparty calculates the

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Index and the Swap value on each day the commercial banks and foreign exchange markets settle payments and are open for general business (including dealings in foreign exchange and foreign currency deposits) in London and New York City and on which TARGET (the Trans-European Automated Real-time Gross settlement Express Transfer system) is open.

Customer Identification Program

To help the government fight the funding of terrorism and money laundering activities, federal law requires the Transfer Agent to obtain certain personal information from you (or persons acting on your behalf) in order to verify your (or such person’s) identity when you open an account, including name, address, date of birth and other information (which may include certain documents) that will allow the Transfer Agent to verify your identity. If this information is not provided, the Transfer Agent may not be able to open your account. If the Transfer Agent is unable to verify your identity (or that of another person authorized to act on your behalf) shortly after your account is opened, or believes it has identified potential criminal activity, the Fund, the Distributor and the Transfer Agent each reserve the right to reject further purchase orders from you or to take such other action as they deem reasonable or required by law, including closing your account and redeeming your shares at their net asset value at the time of redemption.

If you are opening an account in the name of a legal entity (e.g., a partnership, business trust, limited liability company, corporation, etc.), you may be required to supply the identity of the beneficial owner or controlling person(s) of the legal entity prior to the opening of your account. The Fund may request additional information about you (which may include certain documents, such as articles of incorporation for companies) to help the Transfer Agent verify your identity.

DIVIDENDS AND DISTRIBUTIONS

Income Dividends. Income dividends are derived from net investment income (i.e., interest and other income, less any related expenses) the Fund earns from its portfolio securities and other investments. The Fund intends to distribute any net income to shareholders annually.

Capital Gain Distributions. Capital gain distributions are derived from gains realized when the Fund sells a portfolio security. Long-term capital gains are derived from gains realized when the Fund sells a portfolio security it has owned for more than one year, and short-term capital gains are derived from gains realized when a portfolio security was owned for one year or less. The Fund intends to distribute amounts derived from capital gains to shareholders annually.

Reinvested in Shares or Paid in Cash. Dividends and distributions are reinvested in additional Fund shares unless you instruct the Transfer Agent to have your dividends and/or distributions paid by check mailed to the address of record or transferred through an Automated Clearing House to the bank of your choice. You can change your choice at any time to be effective as of the next dividend or distribution, except that any change given to the Transfer Agent less than five days before the payment date will not be effective until the next dividend or distribution is made.

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Insignia Macro Fund

TAXES

Summary. The following information is a general summary of U.S. federal income tax consequences of investments in the Fund for U.S. person only, which include (i) U.S. citizens or residents, (ii) corporations organized in the United States or under the law of the United States or any state, (iii) an estate whose income is subject to U.S. federal income taxation of its source; or (iv) a trust, if a court within the United States is able to exercise primary supervision over its administration and one or more U.S. persons have the authority to control all of its substantial decisions, or certain electing trusts that were in existence on August 20, 1996, and were treated as domestic trusts on August 19, 1996. Shareholders that are partnerships or nonresident aliens, foreign trusts or estates, or foreign corporations may be subject to different U.S. federal income tax treatment. If an entity treated as a partnership for U.S. federal income tax purposes is a beneficial owner of shares of the Fund, the tax treatment of a partner in the partnership will generally depend upon the status of the partner and the activities of the partnership. You should rely on your own tax adviser for advice about the particular federal, state and local tax consequences regarding your investment in the Fund.

This discussion is based on the assumption that the Fund will qualify under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”) as a regulated investment company and will satisfy certain distribution requirements so that it is not generally subject to federal income tax. There can be no guarantee that these assumptions will be correct. If the Fund qualifies under Subchapter M of the Code as regulated investment company, it will not be subject to federal income taxes to the extent that it distributes substantially all of its net investment income and any realized capital gains.

The Fund expects to distribute substantially all of its ordinary income and net capital gain (in excess of any capital loss carryovers) to its shareholders every year. In turn, shareholders will be taxed on distributions they receive, unless the shares are held by certain types of tax-exempt organizations or through tax-advantaged accounts (such as 401(k) plan accounts or individual retirement accounts). Such arrangements are subject to special tax rules.

A shareholder subject to U.S. federal income tax will be subject to tax on Fund income dividends and capital gain distributions whether they are paid in cash or reinvested in additional Fund shares.

Distributions. Distributions properly reported as net capital gain will be taxable to Fund shareholders as long-term capital gain. Federal income taxes on Fund distributions of capital gains are determined by how long the Fund owned the investments that generated the gains, rather than how long a shareholder has owned the shares. Distributions of gains from investments that the Fund owned for more than one year generally will be taxable to shareholders as long-term capital gains. Distributions of gains from investments that the Fund owned for one year or less are short-term capital gains and generally will be taxable as ordinary income.

Other than distributions of net long-term capital gain, Fund distributions will generally be taxable as ordinary income or, if properly designated by the Fund, as “qualified dividend income” taxable to individual and other non-corporate shareholders at a maximum 20% tax rate, provided that the shareholder receiving the dividend satisfies certain holding period requirements for his or her Fund shares. The amount of distributions from the Fund that will be eligible for the “qualified dividend income” lower maximum rate, however, cannot exceed the amount of dividends received by the Fund

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that are qualifying dividends (i.e., dividends from U.S. corporations or certain qualifying foreign corporations). Thus, to the extent that dividends from the Fund are attributable to other sources, such as taxable interest, fees from securities lending transactions, certain distributions from real estate investment trusts, Code section 988 transactions or are short-term capital gains, such dividends will not be eligible for the lower rate. However, if at least 95% of the Fund’s “gross income” is from qualifying dividends, then 100% of its distributions will be eligible for the lower rate. For these purposes, the Fund’s gross income does not include gain from the disposition of stock or securities except to the extent that the net short-term capital gain from such dispositions exceeds the net long-term capital loss from such dispositions. Fund distributions are taxable regardless of whether they are paid in cash or reinvested in additional shares.

The Fund may be subject to foreign taxes or foreign tax withholding on dividends, interest, and certain capital gains earned from their foreign security investments. You would be eligible for an offsetting tax credit or tax deduction under U.S. tax laws for your portion of the Fund’s foreign tax obligations, only if the Fund satisfies certain conditions (which cannot be assured) and then only if you meet certain requirements. See the Statement of Additional Information or your tax advisor for further information.

Fund distributions of earnings and gains are taxable to a shareholder even if they are paid from income or gains earned by the Fund prior to the shareholder’s investment and thus were included in the price paid for the shares. For example, a shareholder who purchases shares on or just before the record date of the Fund distribution will pay full price for the shares and may receive a portion of his or her investment back as a taxable distribution. While in effect a return of capital to you, the distribution is still taxable even though you did not participate in these gains. You can avoid this, if you choose, by investing soon after the Fund has made a distribution.

Gain or Loss from the Sale or Redemption of Fund Shares. Shareholders of the Fund will recognize taxable gain or loss on a sale, exchange or redemption of shares of the Fund, based on the difference between the shareholder’s adjusted tax basis in the shares disposed of and the amount received for them. Generally, this gain or loss will be long-term if the shareholder’s holding period for the shares disposed of exceeds 12 months, except that any loss realized on shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends that were received on the shares. Any loss realized on a disposition of shares of the Fund may be disallowed under “wash sale” rules to the extent that the shares disposed of are replaced with other substantially identical shares of the Fund or other substantially identical security within a period of 61 days beginning 30 days before the shares are disposed of, such as pursuant to a dividend reinvestment. If disallowed, the loss will be reflected in an adjustment to the basis of the shares acquired.

Cost Basis Reporting. The Fund (or its administrative agent) must report to the IRS and furnish to Fund shareholders (other than shareholders who hold their shares through a tax-deferred arrangement such as a 401(k) plan or an individual retirement account) the cost basis information for Fund shares purchased on or after January 1, 2012, and sold on or after such date. If a shareholder does not make a timely election among the available IRS-accepted cost basis methods, the Fund will use a default cost basis method for the shareholder. Fund shareholders should consult with their tax advisers concerning the most desirable IRS-accepted cost basis method for their tax situations.

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Insignia Macro Fund

Medicare Surtax. A Medicare surtax of 3.8% will be imposed on certain net investment income (including ordinary dividends and capital gain distributions received from the Fund and net gains from redemptions or other taxable dispositions of Fund shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds a certain amount. Any liability for this additional tax will be reported on, and paid with, the shareholder’s federal income tax return.

Backup withholding. A shareholder of the Fund may be subject to backup withholding on any distributions of income, capital gains, or proceeds from the sale or exchange of Fund shares if the shareholder (i) has provided either an incorrect tax identification number or no such number, (ii) is subject by the IRS to backup withholding for failure to properly report payments of interest or dividends, (iii) has failed to certify that the shareholder is not subject to backup withholding, or (iv) has not certified that the shareholder is a U.S. person. The backup withholding rate is 24% for tax years after 2017 and before 2026.

Non-U.S. Persons. Non-U.S. persons that are considering the purchase of Fund shares should consult with their own tax advisers regarding the U.S. federal, foreign, state and local tax consequences of the purchase, ownership and disposition of the shares.

Annual Notifications. Each year, the Fund will notify shareholders of the tax status of dividends and distributions. For more information, see the SAI under “TAXES.”

State and Local Income Taxes. Shareholders may also be subject to state and local income taxes on distributions and redemptions. Shareholders should consult their tax advisers regarding the tax status of distributions in their state and locality.

Tax Cuts and Jobs Act. In 2017, Congress enacted the Tax Cuts and Jobs Act, which contains far-reaching changes to the U.S. income tax laws generally effective for taxable years beginning after December 31, 2017. Most of the changes applicable to individuals are temporary and apply only to taxable years beginning before January 1, 2026. These changes may directly or indirectly affect investments in the Fund. See the SAI under “TAXES-The 2017 Tax Act.”

For more information, see the SAI under “TAXES.” Investors should consult with their tax advisers regarding the U.S. federal, foreign, state and local tax consequences of an investment in the Fund.

CONSOLIDATED FINANCIAL HIGHLIGHTS

The consolidated financial highlights table is intended to help you understand the financial performance of the Fund for each fiscal period shown. Please note that the consolidated financial highlights information in the following table represents consolidated financial highlights of the Fund through September 30 of each fiscal period shown below. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned on an investment in the Fund (assuming reinvestment of all dividends and distributions). Financial highlights for the years ended September 30, 2018 and September 30, 2017 have been audited by Cohen & Company, Ltd. (“Cohen”), the Fund’s independent registered accounting firm, and financial highlights for prior periods were audited by other auditors. Cohen’s report, along with the Fund’s consolidated financial statements, is included in its annual report, which is available upon request and free of charge by calling the Fund at 1-855-674-4642.

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Insignia Macro Fund - Class A	Consolidated Financial Highlights
For a share outstanding through the periods presented.

	For the Year Ended September 30, 2018		For the Year Ended September 30, 2017	For the Year Ended September 30, 2016		For the Year Ended September 30, 2015		For the Period Ended September 30, 2014(a)
NET ASSET VALUE, BEGINNING OF PERIOD	$9.57		$9.90	$10.82		$10.42		$10.00

INCOME/(LOSS) FROM OPERATIONS:
Net investment loss(b)	(0.04)		(0.09)	(0.13)		(0.16)		(0.08)
Net realized and unrealized gain/(loss) on investments and swap contracts	0.13		(0.23)	(0.21)		0.61		0.50
Total from investment operations	0.09		(0.32)	(0.34)		0.45		0.42

LESS DISTRIBUTIONS:
From investment income	(0.04)		(0.01)	(0.60)		(0.04)		—
From net realized gain on investments	—		—	—		(0.01)		—
Total distributions	(0.04)		(0.01)	(0.60)		(0.05)		—
REDEMPTION FEES	0.03		—	0.02		—		—
NET INCREASE/(DECREASE) IN NET ASSET VALUE	0.08		(0.33)	(0.92)		0.40		0.42
NET ASSET VALUE, END OF PERIOD	$9.65		$9.57	$9.90		$10.82		$10.42

TOTAL RETURN(c)	1.29	%(d)	(3.25%)	(3.12	%)(e)	4.34%		4.20%

SUPPLEMENTAL DATA:
Net assets, end of period (in 000s)	$326		$407	$319		$274		$85

RATIOS TO AVERAGE NET ASSETS
Operating expenses excluding reimbursement/waiver	2.87%		2.20%	2.20%		2.40%		80.48	%(f)
Operating expenses including reimbursement/waiver	2.00%		2.00%	2.00%		1.96	%(g)	1.75	%(f)
Net investment loss including reimbursement/waiver	(0.42%)		(0.95%)	(1.26%)		(1.44%)		(1.03	%)(f)

PORTFOLIO TURNOVER RATE(h)	70%		129%	132%		119%		43%

(a)	Commenced operations on January 2, 2014.
(b)	Calculated using the average shares method.
(c)

Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal year. Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns shown exclude any applicable sales charge.

(d)	0.21% of the Fund’s total return consists of a reimbursement by related parties for a valuation correction. Excluding this item, total return would have been 1.08%.
(e)	In 2016, the Fund’s total return includes a voluntary reimbursement by the adviser for a realized investment loss. Excluding this item, total return would not change as the impact is less than 0.05%.
(f)	Annualized.
(g)	Contractual expense limitation changed from 1.75% to 2.00% effective February 1, 2015.
(h)	Portfolio turnover rate for periods less than one full year have not been annualized.

Prospectus | January 28, 2019	47

Insignia Macro Fund - Class I	Consolidated Financial Highlights
For a share outstanding through the periods presented.

	For the Year Ended September 30, 2018		For the Year Ended September 30, 2017	For the Year Ended September 30, 2016		For the Year Ended September 30, 2015		For the Period Ended September 30, 2014(a)
NET ASSET VALUE, BEGINNING OF PERIOD	$9.58		$9.90	$10.82		$10.42		$10.00

INCOME/(LOSS) FROM OPERATIONS:
Net investment loss(b)	(0.02)		(0.07)	(0.10)		(0.13)		(0.06)
Net realized and unrealized gain/(loss) on investments and swap contracts	0.14		(0.24)	(0.21)		0.59		0.48
Total from investment operations	0.12		(0.31)	(0.31)		0.46		0.42

LESS DISTRIBUTIONS:
From investment income	(0.05)		(0.01)	(0.61)		(0.05)		—
From net realized gain on investments	—		—	—		(0.01)		—
Total distributions	(0.05)		(0.01)	(0.61)		(0.06)		—
REDEMPTION FEES	0.00	(c)	0.00 (c)	0.00	(c)	0.00	(c)	0.00	(c)
NET INCREASE/(DECREASE) IN NET ASSET VALUE	0.07		(0.32)	(0.92)		0.40		0.42
NET ASSET VALUE, END OF PERIOD	$9.65		$9.58	$9.90		$10.82		$10.42

TOTAL RETURN(d)	1.26	%(e)	(3.09%)	(3.06	%)(f)	4.39%		4.20%

SUPPLEMENTAL DATA:
Net assets, end of period (in 000s)	$20,441		$46,966	$58,178		$64,252		$24,017

RATIOS TO AVERAGE NET ASSETS
Operating expenses excluding reimbursement/waiver	2.56%		1.95%	1.94%		2.17%		3.62	%(g)
Operating expenses including reimbursement/waiver	1.75%		1.75%	1.75%		1.69	%(h)	1.50	%(g)
Net investment loss including reimbursement/waiver	(0.22%)		(0.72%)	(1.01%)		(1.18%)		(0.85	%)(g)

PORTFOLIO TURNOVER RATE(i)	70%		129%	132%		119%		43%

(a)	Commenced operations on January 2, 2014.
(b)	Calculated using the average shares method.
(c)	Less than $0.005 per share.
(d)

Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value, calculated on the last business day of the fiscal year. Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(e)	0.31% of the Fund’s total return consists of a reimbursement by related parties for a valuation correction. Excluding this item, total return would have been 0.95%.
(f)	In 2016, the Fund’s total return includes a voluntary reimbursement by the adviser for a realized investment loss. Excluding this item, total return would not change as the impact is less than 0.05%.
(g)	Annualized.
(h)	Contractual expense limitation changed from 1.50% to 1.75% effective February 1, 2015.
(i)	Portfolio turnover rate for periods less than one full year have not been annualized.

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STATEMENT OF ADDITIONAL INFORMATION

January 28, 2019

Tickers
	Class A	Class I
Insignia Macro Fund	IGMFX	IGMLX

P.O. Box 1920

Denver, CO 80201

This Statement of Additional Information (“SAI”) expands upon and supplements the information contained in the current Prospectus for Class A and Class I shares of the Fund listed above, which is a separate series ALPS Series Trust, a Delaware statutory trust (the “Trust”). Each series of the Trust represents shares of beneficial interest in a separate portfolio of securities and other assets with its own investment objective and policies. Meritage Capital, LLC (“Meritage” or the “Adviser”) is the investment adviser of the Fund and Sage Advisory Services, Ltd. Co. (“Sage” or the “Sub-Adviser”) serves as the Sub-Adviser to the Fund’s Fixed Income strategy.

This SAI is not a prospectus and is only authorized for distribution when preceded or accompanied by the Fund’s current prospectus dated January 28, 2019, as supplemented from time to time (the “Prospectus”). This SAI supplements and should be read in conjunction with the Prospectus, a copy of which may be obtained without charge by writing the Insignia Macro Fund at the address listed above, or by calling the Fund’s transfer agent at 1-855-674-4642. You may also obtain the current net asset value of the Fund without charge by calling 1-855-674-4642. The Fund’s most recent Annual Report, if any, is incorporated by reference into this SAI and can be obtained free of charge, by calling the toll-free number printed above.

CLASSIFICATION, INVESTMENT OBJECTIVES AND POLICIES

ALPS Series Trust

This SAI includes information about the Insignia Macro Fund (the “Fund”). The Fund is a series of the ALPS Series Trust (the “Trust”), an open-end, management investment company organized as a Delaware statutory trust on January 12, 2012.

Classification

The Investment Company Act of 1940, as amended (the “1940 Act”), classifies mutual funds as either diversified or non-diversified. The follow table shows the Fund’s classification:

Fund	Classification
Insignia Macro Fund	Diversified

What is the Fund’s Investment Objective?

Fund	Investment Objective
Insignia Macro Fund	The Fund seeks long-term risk-adjusted total return.

While there is no assurance that the Fund will achieve its investment objective, it endeavors to do so by following the strategies and policies described in the Prospectus.

The Board of Trustees (the “Board”) may change this objective or the Fund’s principal investment strategies without a shareholder vote. The Fund will notify you in writing at least sixty (60) days before making any such change. If there is a material change to the Fund’s objective or principal investment strategies, you should consider whether the Fund remains an appropriate investment for you.

Principal Investment Strategies of the Fund

The Fund seeks to achieve its investment objective by allocating its assets using two principal strategies:

“Global Macro/Managed Futures” strategy

“Fixed Income” strategy

The Global Macro/Managed Futures strategy is designed to provide exposure to global macroeconomic and commodities-related investment strategies and produce attractive risk-adjusted returns with the expectation of low correlation to the broader equity markets by investing primarily in swap contracts, structured notes and other derivatives providing the returns of reference assets such as securities of limited partnerships, corporations, limited liability companies (including individual share classes thereof) and other types of pooled investment vehicles managed by independent managers (each, a “Manager”), including commodity pools (“Underlying Funds”). The Fund may access the returns of Underlying Funds that use a single Manager or multiple Managers to execute the Global Macro/Managed Futures strategy without restriction as to issuer, capitalization, country or currency. The Fund does not invest more than 25% of its assets with any one swap counterparty or structured note issuer.

The Fund’s investments provide the Fund with exposure to Managers who employ a variety of global macroeconomic and managed futures trading strategies including both discretionary and systematic styles. Managers who employ a discretionary style generally do not use quantitative models and may invest based on, among other factors, technical indicators, chart patterns, specialized knowledge, fundamental research or analysis. Managers who employ a systematic style generally exploit trending behavior of futures markets over various time frames by utilizing quantitative systems. The Managers primarily trade long and short positions in (1) options, (2) futures, (3) forwards and/or (4) spot contracts, each of which may be tied to various securities or commodities markets and sectors including: (i) equity, (ii) fixed income, (iii) foreign exchange, (iv) metals, (v) energy, (vi) agricultural, (vii) livestock and (viii) tropical commodities (such as coffee, sugar and cocoa). The Managers may also trade individual equities, fixed income securities and in other derivatives such as commodity swaps, credit default swaps, and interest rate forwards.

In order to provide the Fund with exposure to certain Global Macro/Managed Futures strategies that trade non-financial commodity contracts within the limitations of the federal tax requirements under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), the Fund will execute its Global Macro/Managed Futures strategy, primarily, by investing up to 25% of its total assets in a wholly-owned and controlled subsidiary (the “Subsidiary”). The Subsidiary will invest the majority of its assets in Underlying Funds, swaps, structured notes and other derivatives. The Subsidiary is subject to the same investment restrictions as the Fund. From time to time, the Adviser, in its discretion, may change the Fund’s allocation among the Underlying Funds, swaps, structured notes and other derivatives.

To the extent the Adviser is utilizing derivatives to gain exposure to Underlying Funds, it is anticipated that the Fund’s Subsidiary will use a total return swap (“Swap”), a type of derivative instrument based on a customized index designed to replicate the aggregate returns of the Underlying Funds selected by the Adviser. The Fund anticipates counterparties to the swap to be large international investment banks. The Swap is based on a notional amount agreed upon by the Adviser and the counterparty. The Adviser may add or remove Underlying Funds from the Swap or adjust the notional exposure between the Underlying Funds within the Swap. Generally, the fees and expenses of the Swap are based on the notional value. The index is calculated by the counterparty to the Swap and includes a deduction for fees of the counterparty as well as operating expenses of the Underlying Funds, including any management and performance fees paid to a Manager of an Underlying Fund. Because the index is designed to replicate the returns of Underlying Funds selected by the Adviser, the performance of the Fund will depend on the ability of the Underlying Funds to generate returns in excess of the costs of the index.

Through investing in swaps, structured notes and direct investments in Underlying Funds, some of which may trade commodity futures using a form of leverage referred to as notional funding (meaning that the nominal trading level exceeds the cash deposited in a trading account), the Fund will attempt to maintain an exposure to the Global Macro/Managed Futures strategy as if between 100% and 110% of the Fund’s net assets were invested in that strategy.

The Fixed Income strategy is designed to generate interest income and preserve principal by investing primarily in investment grade securities including: (1) obligations issued or guaranteed by the United States Government, its agencies or instrumentalities, (2) securities issued by foreign governments, their political subdivisions or agencies or instrumentalities, (3) certificates of deposit and time deposits issued by domestic banks, foreign branches of domestic banks, foreign subsidiaries of domestic banks, and domestic and foreign branches of foreign banks, (4) participation interests in loans extended by banks to companies, (5) corporate bonds, notes, commercial paper or similar debt obligations, (6) convertible bonds, (7) mortgages or other asset-backed securities or (8) exchange-traded funds (“ETFs”) that each invests primarily in the preceding types of fixed income securities. The strategy may also invest in preferred stock and hybrid securities. The Fund defines investment grade fixed income securities as those that are rated, at the time purchased, in the top four categories by a rating agency such as Moody’s Investors Service, Inc. (“Moody’s”) or Standard & Poor’s Ratings Group (“S&P”), or, if unrated, determined by the adviser to be of comparable quality. However, the Fixed Income strategy will be invested without restriction as to issuer country, type of entity, capitalization or the maturity of individual securities. The Fund’s fixed income investments may have fixed, variable, adjustable or zero coupon rates.

The Fund’s Adviser delegates management of the Fund’s Fixed Income strategy to a sub-adviser, Sage Advisory Services, Ltd. Co. (“Sub-Adviser” or “Sage”).

The Adviser anticipates that the Fund will, under normal conditions, allocate approximately 25% of its assets to the Global Macro/Managed Futures strategy and approximately 75% of its assets to the Fixed Income strategy. The Fund is “diversified” for purposes of the 1940 Act, which means that, with respect to 75% of the value of its total assets, the Fund may not invest more than 5% of its total assets in the securities of a single issuer (other than U.S. government securities or securities of investment companies), and may not acquire more than 10% of the outstanding voting securities of any single issuer.

ADDITIONAL INVESTMENT ACTIVITIES AND RISKS

The Fund’s principal investment objectives and strategies are discussed in the Prospectus under the “SUMMARY SECTION” and “INVESTMENT OBJECTIVES AND PRINCIPAL INVESTMENT STRATEGIES.” In order to achieve its investment objectives, the Fund generally makes investments of the sort described in the Prospectus.

The Fund may also invest in certain types of securities, or engage in certain investment activities, as generally discussed below. In addition, the Fund may be subject to additional risks in connection with its investments in such securities or as a result of the Fund’s investment strategies or activities. The following is not meant to be an exclusive list of all the securities and instruments in which the Fund may invest, the investment strategies or activities in which it may engage, or the risks associated with both. The Fund may invest in instruments and securities and engage in strategies or activities other than those listed below, and may be subject to risks that are not described here.

The table below reflects the principal or non-principal nature with respect only to the Fund’s direct investments or activities.

	Principal	Non-Principal
Bank Obligations	X
Borrowing		X
Brady Bonds		X
Combined Transactions	X
Convertible Securities	X
Commodity Pool Operator Regulation	X
Common Stocks		X
Credit Default Swaps	X
Credit Ratings		X
Depositary Receipts		X
Derivatives	X
Equity Investments		X
Exchange -Traded Funds and Other Similar Instruments	X
Firm Commitments and When-Issued Securities		X
Fixed-Income Securities	X
Floating and Variable Rate Instruments	X
High Yield Securities		X
Illiquid Securities		X
Inflation-Indexed Bonds	X
Interest-Only Securities	X
Interest Rate and Equity Swaps and Related Transactions	X
Loans of Portfolio Securities		X
Money Market Instruments/Securities	X
Mortgage-Related And Other Asset Backed Securities	X
Non-U.S. Securities	X
Non-U.S. Sub-Custodians	X
Other Investment Companies (excluding ETFs)		X
Preferred Stock	X
Repurchase Agreements		X
Reverse Repurchase Agreements		X
Restricted Securities and Securities with Limited Trading Markets (Rule 144A)		X
Risks of Potential Government Regulation of Derivatives	X
Risks Relating to Futures and Derivatives Trading	X
Securities Related Activities		X
Short Sales	X
Sovereign Debt	X
Structured Notes on Reference Assets (such as Underlying Funds)	X
Subsidiary	X
Swaps on Reference Assets (such as Underlying Funds)	X
Temporary Defensive Positions		X
Underlying Funds that Trade Commodity Futures	X
Use of Segregated and Other Special Accounts		X
U.S. Government Securities	X
Warrants and Rights		X
Zero Coupon Securities, Pay-In-Kind Bonds and Deferred Payment Securities	X

Bank Obligations

Bank obligations that may be purchased by the Fund include certificates of deposit, banker’s acceptances and fixed time deposits. A certificate of deposit is a short-term negotiable certificate issued by a commercial bank against funds deposited in the bank and is either interest-bearing or purchased on a discount basis. A banker’s acceptance is a short-term draft drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction. The borrower is liable for payment, as is the bank, which unconditionally guarantees to pay the draft at its face amount on the maturity date. Fixed time deposits are obligations of branches of U.S. or non-U.S. banks which are payable at a stated maturity date and bear a fixed rate of interest. Although fixed time deposits do not have a market, there are no contractual restrictions on the right to transfer a beneficial interest in the deposit to a third party. Bank obligations may be general obligations of the parent bank or may be limited to the issuing branch by the terms of the specific obligations or by government regulation. Securities issued or guaranteed by non-U.S. banks and non-U.S. branches of U.S. banks are subject to many of the risks of investing in non-U.S. securities generally.

Banks are subject to extensive governmental regulations which may limit both the amounts and types of loans and other financial commitments which may be made and interest rates and fees which may be charged. The profitability of this industry is to a significant extent dependent upon the availability and cost of capital of funds used by the bank to finance its lending operations. Also, general economic conditions play an important part in the operations of this industry and exposure to credit losses arising from possible financial difficulties of borrowers might affect a bank’s ability to meet its obligations.

Borrowing

Borrowing creates an opportunity for increased return, but, at the same time, creates special risks. Furthermore, if the Fund were to engage in borrowing, an increase in interest rates could reduce the value of the Fund’s shares by increasing the Fund’s interest expense.

Subject to the limitations described under “Investment Limitations” below, the Fund may be permitted to borrow for temporary purposes and/or for investment purposes. Such a practice will result in leveraging of the Fund’s assets and may cause the Fund to liquidate portfolio positions when it would not be advantageous to do so. This borrowing may be secured or unsecured. Provisions of the 1940 Act require the Fund to maintain continuous asset coverage (that is, total assets including borrowings, less liabilities exclusive of borrowings) of 300% of the amount borrowed, with an exception for borrowings not in excess of 5% of the Fund’s total assets made for temporary administrative purposes. Any borrowings for temporary administrative purposes in excess of 5% of a Fund’s total assets will count against this asset coverage requirement. If the 300% asset coverage should decline as a result of market fluctuations or other reasons, the Fund may be required to sell some of its portfolio holdings within three days to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint if the Fund sells securities at that time. Borrowing will tend to exaggerate the effect on net asset value of any increase or decrease in the market value of the Fund’s portfolio. Money borrowed will be subject to interest costs which may or may not be recovered by appreciation of the securities purchased, if any. The Fund also may be required to maintain minimum average balances in connection with such borrowings or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate.

Brady Bonds

Brady Bonds are securities created through the exchange of existing commercial bank loans to sovereign entities for new obligations in connection with debt restructurings under a debt restructuring plan introduced by former U.S. Secretary of the Treasury, Nicholas P. Brady. Brady Bonds may be collateralized or uncollateralized, are issued in various currencies (but primarily the U.S. dollar), and are traded in the over-the-counter secondary market. Brady Bonds are not considered to be U.S. government securities. In light of the residual risk of Brady Bonds and, among other factors, the history of defaults with respect to commercial bank loans by public and private entities in countries issuing Brady Bonds, investments in Brady Bonds may be viewed as speculative. There can be no assurance that Brady Bonds acquired by the Fund will not be subject to restructuring arrangements or to requests for new credit, which may cause the Fund to suffer a loss of interest or principal on any of its holdings.

Combined Transactions

The Fund may enter into multiple transactions, including multiple options transactions, multiple currency transactions (including forward currency contracts), multiple interest rate transactions and any combination of options, currency and interest rate transactions, instead of a single derivative, as part of a single or combined strategy when, in the judgment of the Adviser, it is in the best interests of the Fund to do so. A combined transaction will usually contain elements of risk that are present in each of its component transactions. Although combined transactions will normally be entered into by the Fund based on the Adviser’s judgment that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase the risks or hinder achievement of the Fund’s investment objective.

Convertible Securities

The Fund may invest in convertible securities, which are bonds, debentures, notes, preferred stock or other securities, which may be converted into or exchanged for a prescribed amount of common stock of the same or different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities ordinarily provide a stream of income, which generate higher yields than those of common stocks of the same or similar issuers but lower than the yield on non-convertible debt. Convertible securities are usually subordinate or are comparable to non-convertible securities but rank senior to common stock or shares in a company’s capital structure. The value of a convertible security is a function of (i) its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege and (ii) its worth, at market value, if converted into the underlying common stock. Convertible securities are typically issued by smaller capitalized companies whose stock prices may be volatile. The price of a convertible security often reflects such variations in the price of the underlying common stock in a way that non-convertible debt does not. A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument.

Commodity Pool Operator Regulation

The Fund and the Subsidiary are unable to rely on the exclusions or exemptions available under applicable Commodity Futures Trading Commission (“CFTC”) rules and therefore the Fund and the Subsidiary will be subject to regulation under the Commodity Exchange Act of 1936, as amended (“CEA”) and the CFTC’s rules and regulations thereunder as commodity pools. The Adviser serves as the commodity pool operator for both the Fund and the Subsidiary. The Adviser is currently registered with the CFTC as a “commodity pool operator” and is a member of the National Futures Association. As a result, the Adviser and the Fund are subject to dual regulation by the CFTC and the Securities and Exchange Commission (“SEC”). The CFTC recently adopted regulations that “harmonize” CFTC regulations with overlapping SEC regulations. Pursuant to the CFTC harmonization rules, the Adviser on behalf of the Fund and the Subsidiary has elected to meet the requirements of certain CFTC regulations by complying with specific SEC rules and regulations relating to disclosure and reporting requirements. The CFTC could deem the Fund, the Subsidiary or the Adviser in violation of an applicable CFTC regulation if the Fund, Subsidiary or the Adviser fail to comply with a related SEC regulatory requirement under the CFTC harmonization rules. The Fund, the Subsidiary and the Adviser remain subject to certain CFTC-mandated disclosure, reporting and recordkeeping regulations even though the Adviser has elected the substitute compliance regime under the CFTC harmonization rules with respect to the Fund and the Subsidiary. Investors in the Fund and their financial advisers should consider whether the Fund’s status as a “commodity pool” impacts their operations or status under the CEA in deciding whether to invest in a Fund.

Common Stocks

Common stocks are shares of a corporation or other entity that entitle the holder to a pro rata share of the profits of the corporation, if any, without preference over any other shareholder or class of shareholders, including holders of the entity’s preferred stock and other senior equity. Common stock usually carries with it the right to vote and frequently an exclusive right to do so.

Common stocks of companies that the Adviser believes have earnings that will grow faster than the economy as a whole are known as growth stocks. Growth stocks typically trade at higher multiples of current earnings than other stocks. As a result, the values of growth stocks may be more sensitive to changes in current or expected earnings than the values of other stocks. If the Adviser’s assessment of the prospects for a company’s earnings growth is wrong, or if its judgment of how other investors will value the company’s earnings growth is wrong, then the price of that company’s stock may fall or may not approach the value that the Adviser has placed on it.

Common stocks of companies that are not expected to experience significant earnings growth, but whose stocks the Adviser believes are undervalued compared to their true worth, are known as value stocks. These companies may have experienced adverse business developments or may be subject to special risks that have caused their stocks to be out of favor. If the Adviser’s assessment of a company’s prospects is wrong, or if other investors do not eventually recognize the value of the company, then the price of the company’s stocks may fall or may not approach the value that the Adviser has placed on it.

Many stocks have both “growth” and “value” characteristics, and for some stocks it may be unclear which category, if any, it fits into.

Credit Default Swaps

The Fund may enter into credit default swap contracts. When used for hedging purposes, the Fund would be the buyer of a credit default swap contract. In that case, the Fund would be entitled to receive the par (or other agreed-upon) value of a referenced debt obligation, index or other investment from the counterparty to the contract in the event of a default by a third party, such as a U.S. or foreign issuer, on the referenced debt obligation. In return, the Fund would pay to the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the Fund would have spent the stream of payments and received no benefit from the contract. When the Fund is the seller of a credit default swap contract, it receives the stream of payments but is obligated to pay upon default of the referenced debt obligation. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total assets, the Fund would be subject to investment exposure on the notional amount of the swap.

In addition to the risks applicable to derivatives generally, credit default swaps involve special risks because they are difficult to value, are highly susceptible to liquidity and credit risk, and generally pay a return to the party that has paid the premium only in the event of an actual default by the issuer of the underlying obligation, as opposed to a credit downgrade or other indication of financial difficulty.

Credit default swaps may be subject to regulation by the CFTC, SEC or both. Both the CFTC and the SEC have issued or amended guidance and relief regarding the implementation of various provisions of the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (the “Dodd-Frank Act”) relating to the use of swaps, including the mandatory clearing and exchange-trading of certain swaps. The Adviser will continue to monitor developments in this area, particularly to the extent regulatory changes affect the Fund’s ability to enter into swap agreements.

Credit Ratings

The securities in which the Fund will invest will not be required to meet a minimum rating standard and may not be rated for creditworthiness by any internationally recognized credit rating organization. Such securities, commonly referred to as “junk bonds,” involve significantly greater risks, including price volatility and risk of default of payment of interest and principal than higher rated securities. An investment in the Fund should not be considered as a complete investment program for all investors. Moreover, substantial investments in non-U.S. securities may have adverse tax implications as described under “TAXES.”

The Adviser will take various factors into consideration in evaluating the creditworthiness of an issuer. For corporate debt securities, such factors typically include the issuer’s financial resources, its sensitivity to economic conditions and trends, the operating history of the issuer, and the experience and track record of the issuer’s management. For sovereign debt instruments, these will typically include the economic and political conditions within the issuer’s country, the issuer’s overall and external debt levels and debt service ratios, the issuer’s access to capital markets and other sources of funding, and the issuer’s debt service payment history. The Adviser or Sub-Adviser will also review the ratings, if any, assigned to the security by any recognized rating organizations, although the Adviser’s or Sub-Adviser’s judgment as to the quality of a debt security may differ from that suggested by the rating published by a rating service. In addition to the foregoing credit analysis, the Adviser will evaluate the relative value of an investment compared with its perceived credit risk. The Fund’s ability to achieve its investment objective may be more dependent on the Adviser’s or Sub-Adviser’s credit analysis than would be the case if it invested in higher quality debt securities. A description of the ratings used by Moody’s and S&P is set forth in Appendix A to this SAI.

Depositary Receipts

Depositary receipts include sponsored and unsponsored depositary receipts that are or become available, including American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”) and Global Depositary Receipts (“GDRs”) and other depositary receipts. Depositary receipts are typically issued by a financial institution (“depositary”) and evidence ownership interests in a security or a pool of securities (“underlying securities”) that have been deposited with the depositary. The depositary for ADRs is typically a U.S. financial institution and the underlying securities are issued by a non-U.S. issuer. ADRs are publicly traded on exchanges or OTC in the United States and are issued through “sponsored” or “unsponsored” arrangements. In a sponsored ADR arrangement, the non-U.S. issuer assumes the obligation to pay some or all of the depositary’s transaction fees, whereas under an unsponsored arrangement, the non-U.S. issuer assumes no obligation and the depositary’s transaction fees are paid by the ADR holders. In addition, less information is available in the United States about an unsponsored ADR than about a sponsored ADR, and the financial information about a company may not be as reliable for an unsponsored ADR as it is for a sponsored ADR. In the case of GDRs, the depositary can be a non-U.S. or a U.S. financial institution and the underlying securities are issued by a non-U.S. issuer. GDRs allow companies in Europe, Asia, the United States and Latin America to offer shares in many markets around the world, thus allowing them to raise capital in these markets, as opposed to just in their home market. The advantage of GDRs is that shares do not have to be bought through the issuing company’s home exchange, which may be difficult and expensive, but can be bought on all major stock exchanges. In addition, the share price and all dividends are converted to the shareholder’s home currency. As for other depositary receipts, the depositary may be a non-U.S. or a U.S. entity, and the underlying securities may have a non-U.S. or a U.S. issuer. For purposes of the Fund’s investment policies, investments in depositary receipts will be deemed to be investments in the underlying securities. Thus, a depositary receipt representing ownership of common stock will be treated as common stock. Depositary receipts purchased by the Fund may not necessarily be denominated in the same currency as the underlying securities into which they may be converted, in which case the Fund may be exposed to relative currency fluctuations.

Derivatives

The Fund expects to use a number of derivative instruments as part of its investment strategy. Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate or index, and may relate to stocks, bonds, interest rates, currencies or currency exchange rates, commodities and related indexes. There is no assurance that any derivatives strategy used by a Fund will succeed. Examples of derivative instruments that the Fund may use include (but are not limited to) futures contracts, options contracts, swap transactions and forward currency contracts. Derivatives involve special risks, including possible default by the other party to the transaction, illiquidity and, to the extent the Adviser’s or Sub-Adviser’s view as to certain market movements is incorrect, the risk that the use of derivatives could result in significantly greater losses than if they had not been used. During 2008 and 2009, several broker-dealers and other financial institutions experienced extreme financial difficulty, sometimes resulting in the bankruptcy of the institution. There can be no assurance that the Fund’s counterparties will not experience similar difficulties, possibly resulting in losses to the Fund. Losses resulting from the use of derivatives will reduce a Fund’s net asset value (“NAV”), and possibly income, and the losses may be significantly greater than if derivatives had not been used. The degree of the Fund’s use of derivatives may be limited by certain provisions of the Code. When used, derivatives may increase the amount, and affect the timing and character of, taxes payable by shareholders. See “TAXES.”

Futures Contracts

A futures contract provides for the future sale by one party and purchase by another party of a specified amount of a specific financial instrument (e.g., units of a stock index) for a specified price, date, time and place designated at the time the contract is made. Brokerage fees are paid when a futures contract is bought or sold and margin deposits must be maintained. Entering into a contract to buy is commonly referred to as buying or purchasing a contract or holding a long position. Entering into a contract to sell is commonly referred to as selling a contract or holding a short position.

Unlike when the Fund purchases or sells a security, no price would be paid or received by the Fund upon the purchase or sale of a futures contract. Upon entering into a futures contract, and to maintain the Fund's open positions in futures contracts, the Fund would be required to deposit with its custodian or futures broker in a segregated account in the name of the futures broker an amount of cash, U.S. government securities, suitable money market instruments, or other liquid securities, known as “initial margin.” The margin required for a particular futures contract is set by the exchange on which the contract is traded, and may be significantly modified from time to time by the exchange during the term of the contract. Futures contracts are customarily purchased and sold on margins that may range upward from less than 5% of the value of the contract being traded.

If the price of an open futures contract changes (by increase in underlying instrument or index in the case of a sale or by decrease in the case of a purchase) so that the loss on the futures contract reaches a point at which the margin on deposit does not satisfy margin requirements, the broker will require an increase in the margin. However, if the value of a position increases because of favorable price changes in the futures contract so that the margin deposit exceeds the required margin, the broker will pay the excess to the Fund.

These subsequent payments, called “variation margin,” to and from the futures broker, are made on a daily basis as the price of the underlying assets fluctuate making the long and short positions in the futures contract more or less valuable, a process known as "marking to the market.” The Fund expects to earn interest income on its margin deposits.

Although certain futures contracts, by their terms, require actual future delivery of and payment for the underlying instruments, in practice most futures contracts are usually closed out before the delivery date. Closing out an open futures contract purchase or sale is effected by entering into an offsetting futures contract sale or purchase, respectively, for the same aggregate amount of the identical underlying instrument or index and the same delivery date. If the offsetting purchase price is less than the original sale price, the Fund realizes a gain; if it is more, the Fund realizes a loss. Conversely, if the offsetting sale price is more than the original purchase price, the Fund realizes a gain; if it is less, the Fund realizes a loss. The transaction costs must also be included in these calculations. There can be no assurance, however, that the Fund will be able to enter into an offsetting transaction with respect to a particular futures contract at a particular time. If the Fund is not able to enter into an offsetting transaction, the Fund will continue to be required to maintain the margin deposits on the futures contract.

For example, one contract in the Financial Times Stock Exchange 100 Index future is a contract to buy 25 pounds sterling multiplied by the level of the UK Financial Times 100 Share Index on a given future date. Settlement of a stock index futures contract may or may not be in the underlying instrument or index. If not in the underlying instrument or index, then settlement will be made in cash, equivalent over time to the difference between the contract price and the actual price of the underlying asset at the time the stock index futures contract expires.

Options on Futures Contracts

The Fund may purchase and sell options on the same types of futures in which it may invest. Options on futures are similar to options on underlying instruments except that options on futures give the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put), rather than to purchase or sell the futures contract, at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by the delivery of the accumulated balance in the writer's futures margin account which represents the amount by which the market price of the futures contract, at exercise, exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the futures contract. Purchasers of options who fail to exercise their options prior to the exercise date suffer a loss of the premium paid.

Forward Trading

The Fund may trade in spot and forward contracts on currencies. The trading of over-the-counter instruments, subjects the Fund to a variety of risks including: (1) counterparty risk; (2) basis risk; (3) interest rate risk; (4) settlement risk; (5) legal risk; and (6) operational risk. Counterparty risk is the risk that the Fund’s counterparties might default on their obligation to pay or perform generally on their obligations. The over-the-counter markets and some foreign markets are “principals’ markets.” That means that performance of the contract is the responsibility only of the individual firm or member on the other side of the trade and not any exchange or clearing corporation. Such “counterparty risk” is accentuated for contracts with longer maturities where events may intervene to prevent settlement, or where the Fund has concentrated its transactions with a single or small group of counterparties. Basis risk is the risk attributable to the movements in the spread between the derivative contract price and the future price of the underlying instrument. Interest rate risk is the general risk associated with movements in interest rates. Settlement risk is the risk that a settlement in a transfer system does not take place as expected. Legal risk is the risk that a transaction proves unenforceable in law or because it has been inadequately documented. Operational risk is the risk of unexpected losses arising from deficiencies in a firm’s management information, support and control systems and procedures. Transactions in over-the-counter derivatives may involve other risks as well, as there is no exchange market on which to close out an open position. It may be impossible to liquidate an existing position, to assess the value of a position or to assess the exposure to risk.

Swap Transactions

A swap transaction is an unregulated, individually negotiated agreement (typically with a bank, a brokerage firm or other financial institution as counterparty) to exchange two streams of payments (for example, an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal). The Fund may enter into interest rate, currency, index, total return and other swap transactions. For example, a total return swap is an agreement to make payments of the total return from a specified asset or instrument (or a basket of such instruments) during the specified period, in return for payments equal to a fixed or floating rate of interest or the total return from another specified asset or instrument (such as the return of a managed futures portfolio or portfolios). Alternatively, a total return swap can be structured so that one party will make payments to the other party if the value of the relevant asset or instrument increases, but receive payments from the other party if the value of that asset or instrument decreases.

Swaps can be highly volatile and may have a considerable impact on the Fund’s performance, as the potential gain or loss on any swap transaction is not subject to any fixed limit. The Fund’s successful use of swap agreements will depend on the ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments.

Securities Options

The Fund may purchase and write (i.e., sell) put and call options. Such options may relate to particular securities or stock indices, and may or may not be listed on a domestic or foreign securities exchange and may or may not be issued by the Options Clearing Corporation. Options trading is a highly specialized activity that entails greater than ordinary investment risk. Options may be more volatile than the underlying instruments, and therefore, on a percentage basis, an investment in options may be subject to greater fluctuation than an investment in the underlying instruments themselves.

A call option for a particular security gives the purchaser of the option the right to buy, and the writer (seller) the obligation to sell, the underlying security at the stated exercise price at any time prior to the expiration of the option, regardless of the market price of the security. The premium paid to the writer is in consideration for undertaking the obligation under the option contract. A put option for a particular security gives the purchaser the right to sell the security at the stated exercise price at any time prior to the expiration date of the option, regardless of the market price of the security.

Stock index options are put options and call options on various stock indices. In most respects, they are identical to listed options on common stocks. The primary difference between stock options and index options occurs when index options are exercised. In the case of stock options, the underlying security, common stock, is delivered. However, upon the exercise of an index option, settlement does not occur by delivery of the securities comprising the index. The option holder who exercises the index option receives an amount of cash if the closing level of the stock index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. This amount of cash is equal to the difference between the closing price of the stock index and the exercise price of the option expressed in dollars times a specified multiple. A stock index fluctuates with changes in the market value of the stocks included in the index. For example, some stock index options are based on a broad market index, such as the Standard & Poor's 500® Index or the Value Line Composite Index or a narrower market index, such as the Standard & Poor's 100®. Indices may also be based on an industry or market segment, such as the AMEX Oil and Gas Index or the Computer and Business Equipment Index. Options on stock indices are currently traded on the Chicago Board Options Exchange, the New York Stock Exchange, the American Stock Exchange, the Pacific Stock Exchange and the Philadelphia Stock Exchange.

The Fund's obligation to sell an instrument subject to a call option written by it, or to purchase an instrument subject to a put option written by it, may be terminated prior to the expiration date of the option by the Fund’s execution of a closing purchase transaction, which is effected by purchasing on an exchange an option of the same series (i.e., same underlying instrument, exercise price and expiration date) as the option previously written. A closing purchase transaction will ordinarily be effected to realize a profit on an outstanding option, to prevent an underlying instrument from being called, to permit the sale of the underlying instrument or to permit the writing of a new option containing different terms on such underlying instrument. The cost of such a liquidation purchase plus transactions costs may be greater than the premium received upon the original option, in which event the Fund will have paid a loss in the transaction. There is no assurance that a liquid secondary market will exist for any particular option. An option writer unable to effect a closing purchase transaction will not be able to sell the underlying instrument or liquidate the assets held in a segregated account, as described below, until the option expires or the optioned instrument is delivered upon exercise. In such circumstances, the writer will be subject to the risk of market decline or appreciation in the instrument during such period.

If an option purchased by the Fund expires unexercised, the Fund realizes a loss equal to the premium paid. If the Fund enters into a closing sale transaction on an option purchased by it, the Fund will realize a gain if the premium received by the Fund on the closing transaction is more than the premium paid to purchase the option, or a loss if it is less. If an option written by the Fund expires on the stipulated expiration date or if the Fund enters into a closing purchase transaction, it will realize a gain (or loss if the cost of a closing purchase transaction exceeds the net premium received when the option is sold). If an option written by the Fund is exercised, the proceeds of the sale will be increased by the net premium originally received and the Fund will realize a gain or loss.

Certain Risks Regarding Options

There are several risks associated with transactions in options. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. In addition, a liquid secondary market for particular options, whether traded over-the-counter or on an exchange, may be absent for reasons which include the following: there may be insufficient trading interest in certain options; restrictions may be imposed by an exchange on opening transactions or closing transactions or both; trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities or currencies; unusual or unforeseen circumstances may interrupt normal operations on an exchange; the facilities of an exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading value; or one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options that had been issued by the Options Clearing Corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

Successful use by the Fund of options on stock indices will be subject to the ability of the Adviser or Sub-Adviser to correctly predict movements in the directions of the stock market. This requires different skills and techniques than predicting changes in the prices of individual securities. In addition, a fund's ability to effectively hedge all or a portion of the securities in its portfolio, in anticipation of or during a market decline, through transactions in put options on stock indices, depends on the degree to which price movements in the underlying index correlate with the price movements of the securities held by the Fund. Inasmuch as the Fund's securities will not duplicate the components of an index, the correlation will not be perfect. Consequently, the Fund bears the risk that the prices of its securities being hedged will not move in the same amount as the prices of its put options on the stock indices. It is also possible that there may be a negative correlation between the index and the Fund's securities that would result in a loss on both such securities and the options on stock indices acquired by the Fund.

The hours of trading for options may not conform to the hours during which the underlying securities are traded. To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the options markets. The purchase of options is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The purchase of stock index options involves the risk that the premium and transaction costs paid by the Fund in purchasing an option will be lost as a result of unanticipated movements in prices of the securities comprising the stock index on which the option is based.

There is no assurance that a liquid secondary market on an options exchange will exist for any particular option, or at any particular time, and for some options no secondary market on an exchange or elsewhere may exist. If the Fund is unable to close out a call option on securities that it has written before the option is exercised, the Fund may be required to purchase the optioned securities in order to satisfy its obligation under the option to deliver such securities. If the Fund is unable to effect a closing sale transaction with respect to options on securities that it has purchased, it would have to exercise the option in order to realize any profit and would incur transaction costs upon the purchase and sale of the underlying securities.

Cover for Options Positions

Transactions using options (other than options that the Fund has purchased) expose the Fund to an obligation to another party. The Fund will not enter into any such transactions unless it owns either (i) an offsetting ("covered") position in securities or other options or (ii) cash or liquid securities with a value sufficient at all times to cover its potential obligations not covered as provided in (i) above. The Fund will comply with SEC guidelines regarding cover for these instruments and, if the guidelines so require, set aside cash or liquid securities in a segregated account with the Fund’s custodian in the prescribed amount. Under current SEC guidelines, the Fund will segregate assets to cover transactions in which the Fund writes or sells options.

Assets used as cover or held in a segregated account cannot be sold while the position in the corresponding option is open, unless they are replaced with similar assets. As a result, the commitment of a large portion of the Fund's assets to cover or segregated accounts could impede portfolio management or the Fund's ability to meet redemption requests or other current obligations.

Dealer Options

The Fund may engage in transactions involving dealer options as well as exchange-traded options. Certain additional risks are specific to dealer options. While the Fund might look to a clearing corporation to exercise exchange-traded options, if the Fund were to purchase a dealer option it would need to rely on the dealer from which it purchased the option to perform if the option were exercised. Failure by the dealer to do so would result in the loss of the premium paid by the Fund as well as loss of the expected benefit of the transaction.

Exchange-traded options generally have a continuous liquid market while dealer options may not. Consequently, the Fund may generally be able to realize the value of a dealer option it has purchased only by exercising or reselling the option to the dealer who issued it. Similarly, when the Fund writes a dealer option, it may generally be able to close out the option prior to its expiration only by entering into a closing purchase transaction with the dealer to whom the Fund originally wrote the option. While the Fund will seek to enter into dealer options only with dealers who will agree to and which are expected to be capable of entering into closing transactions with the Fund, there can be no assurance that the Fund will at any time be able to liquidate a dealer option at a favorable price at any time prior to expiration. Unless the Fund, as a covered dealer call option writer, is able to effect a closing purchase transaction, it will not be able to liquidate securities (or other assets) used as cover until the option expires or is exercised. In the event of insolvency of the other party, the Fund may be unable to liquidate a dealer option. With respect to options written by the Fund, the inability to enter into a closing transaction may result in material losses to the Fund. For example, because the Fund must maintain a secured position with respect to any call option on a security it writes, the Fund may not sell the assets, which it has segregated to secure the position while it is obligated under the option. This requirement may impair the Fund's ability to sell portfolio securities at a time when such sale might be advantageous.

The Staff of the SEC has taken the position that purchased dealer options are illiquid securities. The Fund may treat the cover used for written dealer options as liquid if the dealer agrees that the Fund may repurchase the dealer option it has written for a maximum price to be calculated by a predetermined formula. In such cases, the dealer option would be considered illiquid only to the extent the maximum purchase price under the formula exceeds the intrinsic value of the option. Accordingly, the Fund will treat dealer options as subject to the Fund's limitation on illiquid securities. If the SEC changes its position on the liquidity of dealer options, the Fund will change its treatment of such instruments accordingly.

Spread Transactions

The Fund may purchase covered spread options from securities dealers. These covered spread options are not presently exchange-listed or exchange-traded. The purchase of a spread option gives the Fund the right to put securities that it owns at a fixed dollar spread or fixed yield spread in relationship to another security that the Fund does not own, but which is used as a benchmark. The risk to the Fund, in addition to the risks of dealer options described above, is the cost of the premium paid as well as any transaction costs. The purchase of spread options will be used to protect the Fund against adverse changes in prevailing credit quality spreads, i.e., the yield spread between high quality and lower quality securities. This protection is provided only during the life of the spread options.

Risks of Derivatives Outside of the United States

When conducted outside the United States, derivatives may not be regulated as rigorously as in the United States, may not involve a clearing mechanism and related guarantees, and will be subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities, currencies and other instruments. In addition, the price of any foreign options contract and, therefore, the potential profit and loss thereon, may be affected by any variance in the foreign exchange rate between the time an order is placed and the time it is liquidated, offset or exercised. The value of positions taken as part of non-U.S. derivatives also could be adversely affected by: (i) other complex foreign political, legal and economic factors; (ii) lesser availability of data on which to make trading decisions than in the United States; (iii) delays in the Fund’s ability to act upon economic events occurring in foreign markets during nonbusiness hours in the United States; (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States; and (v) lower trading volume and liquidity.

Equity Investments

The Fund may invest in equity securities. Equity securities (which generally include common stocks, preferred stocks, warrants, securities convertible into common or preferred stocks and similar securities) are generally volatile and more risky than some other forms of investment. Equity securities of companies with relatively small market capitalizations may be more volatile than the securities of larger, more established companies than the broad equity market indices generally. Common stock and other equity securities may take the form of stock in corporations, partnership interests, interests in limited liability companies and other direct or indirect interests in business organizations.

Exchange-Traded Funds and Other Similar Instruments

Shares of ETFs and other similar instruments may be purchased by the Fund. Generally, an ETF is an investment company that is registered under the 1940 Act that holds a portfolio of securities designed to track the performance of a particular index or index segment. Similar instruments, used by pools that are not investment companies, offer similar characteristics and may be designed to track the performance of an index or basket of securities of companies engaged in a particular market or sector. ETFs sell and redeem their shares at net asset value in large blocks (typically 50,000 of its shares) called “creation units.” Shares representing fractional interests in these creation units are listed for trading on national securities exchanges and can be purchased and sold in the secondary market in lots of any size at any time during the trading day.

Investments in ETFs and other similar instruments involve certain inherent risks generally associated with investments in a broadly-based portfolio of stocks including: (i) risks that the general level of stock prices may decline, thereby adversely affecting the value of each unit of the ETF or other instrument; (ii) an ETF may not fully replicate the performance of its benchmark index because of temporary unavailability of certain index securities in the secondary market or discrepancies between the ETF and the index with respect to the weightings of securities or number of stocks held; (iii) an ETF may also be adversely affected by the performance of the specific index, market sector or group of industries on which it is based; and (iv) an ETF may not track an index as well as a traditional index mutual fund because ETFs are valued by the market and, therefore, there may be a difference between the market value and the ETF’s net asset value. The Fund may both purchase and effect short sales of shares of ETFs and may also purchase and sell options on shares of ETFs. These investments may be used for hedging purposes or to seek to increase total return (which is considered a speculative activity).

Because ETFs and pools that issue similar instruments incur various fees and expenses, the Fund’s investment in these instruments will involve certain indirect costs, as well as transaction costs, such as brokerage commissions. The Adviser will consider expenses associated with an investment in determining whether to invest in an ETF or other instrument. In the case of ETFs that are investment companies, they invest substantially all of their assets in securities of various securities indices or a particular segment of a securities index. Most ETFs are listed and traded on the NYSE Arca, Inc. (“Arca”). The market price of ETFs is expected to fluctuate in accordance with both changes in the asset values of their underlying indices and supply and demand of an ETF’s shares on the Arca. ETFs may trade at relatively modest discounts or premiums to net asset value. In general, most ETFs have a limited operating history and information may be lacking regarding the actual performance and trading liquidity of such shares for extended periods or over complete market cycles. In addition, there is no assurance that the requirements of the Arca necessary to maintain the listing of ETFs in which the Fund invests will continue to be met or will remain unchanged. In the event substantial market or other disruptions affecting the shares of ETFs held by the Fund should occur in the future, the liquidity and value of the Fund’s shares could also be adversely affected. If such disruptions were to occur, the Fund could be required to reconsider the use of ETFs as part of its investment strategy.

Limitations of the 1940 Act, which prohibit the Fund from acquiring more than 3% of the outstanding shares of another investment company, may restrict the Fund’s ability to purchase shares of certain ETFs.

Firm Commitments and When-Issued Securities

The Fund may purchase securities on a firm commitment basis, including when-issued securities. The Fund may also be entitled to receive when-issued securities in relation to its holdings in common stock of companies that undertake certain corporate actions and reorganizations. Securities purchased on a firm commitment basis are purchased for delivery beyond the normal settlement date at a stated price and yield. No income accrues to the purchaser of a security on a firm commitment basis prior to delivery. Such securities are recorded as an asset and are subject to changes in value based upon changes in the general level of interest rates. Purchasing a security on a firm commitment basis can involve a risk that the market price at the time of delivery may be lower than the agreed upon purchase price, in which case there could be an unrealized loss at the time of delivery. The Fund will only make commitments to purchase securities on a firm commitment basis with the intention of actually acquiring the securities, but may sell them before the settlement date if it is deemed advisable. The Fund will designate liquid assets in an amount at least equal in value to the Fund’s commitments to purchase securities on a firm commitment basis. If the value of these assets declines, the Fund will place additional liquid assets in the account on a daily basis so that the value of the assets in the account is equal to the amount of such commitments. As when-issued securities are subject to delayed or deferred settlement, such securities may be either illiquid, or suffer from severe constraints in liquidity.

Fixed-Income Securities

The Fund may invest in fixed-income securities. Fixed-income securities generally pay a specified rate of interest or dividends, or a rate that is adjusted periodically by reference to some specified index or market rate or other factor. Fixed-income securities may include securities issued by U.S. federal, state, local and non-U.S. governments and other agencies and instrumentalities, and by a wide range of private or corporate issuers. Fixed-income securities include, among others, bonds, notes, bills, debentures, convertible securities, bank obligations, mortgage and other asset-backed securities, loan participations and assignments and commercial paper.

Because interest rates vary, it is impossible to predict the income of the Fund for any particular period. Except to the extent that values are affected independently by other factors such as developments relating to a specific issuer or group of issuers, when interest rates decline, the value of a fixed-income portfolio can generally be expected to rise. Conversely, when interest rates rise, the value of a fixed-income portfolio can generally be expected to decline. Prices of longer term securities generally increase or decrease more sharply than those of shorter term securities in response to interest rate changes, particularly if such securities were purchased at a discount. It should be noted that the market values of securities rated below investment grade and comparable unrated securities tend to react less to fluctuations in interest rate levels than do those of higher-rated securities.

Call or Buy-Back Features

In addition, many fixed-income securities contain call or buy-back features that permit their issuers to call or repurchase the securities from their holders. Such securities may present risks based on payment expectations. Although the Fund may typically receive a premium if an issuer were to redeem a security, if an issuer exercises such a “call option” and redeems the security during a time of declining interest rates, the Fund may realize a capital loss on its investment if the security was purchased at a premium and the Fund may have to replace the called security with a lower yielding security, resulting in a decreased rate of return to the Fund.

Floating and Variable Rate Instruments

The Fund may invest in floating and variable rate obligations. Floating or variable rate obligations bear interest at rates that are not fixed, but vary with changes in specified market rates or indices, such as the prime rate, and at specified intervals. The variable rate obligations in which the Fund may invest include variable rate master demand notes, which are unsecured instruments issued pursuant to an agreement between the issuer and the holder that permit the indebtedness thereunder to vary and provide for periodic adjustments in the interest rate.

Certain of the floating or variable rate obligations that may be purchased by the Fund may carry a demand feature that would permit the holder to tender them back to the issuer of the instrument or to a third party at par value prior to maturity. Some of the demand instruments purchased by the Fund are not traded in a secondary market and derive their liquidity solely from the ability of the holder to demand repayment from the issuer or third party providing credit support. If a demand instrument is not traded in a secondary market, the Fund will nonetheless treat the instrument as liquid for the purposes of its investment restriction limiting investments in illiquid securities unless the demand feature has a notice period of more than seven days; if the notice period is greater than seven days, such a demand instrument will be characterized as illiquid for such purpose. The Fund’s right to obtain payment at par on a demand instrument could be affected by events occurring between the date the Fund elects to demand payment and the date payment is due that may affect the ability of the issuer of the instrument or a third party providing credit support to make payment when due. To facilitate settlement, some demand instruments may be held in book entry form at a bank other than the Fund’s custodian subject to a sub-custodian agreement approved by the Fund between that bank and the Fund’s custodian.

High Yield Securities

The Fund may invest in high yield securities. High yield securities are considered speculative with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligations. Under rating agency guidelines, any quality and protective characteristics of high yield securities will likely be outweighed by large uncertainties or major risk exposures to adverse conditions. Medium and lower rated securities may have poor prospects of ever attaining any real investment standing, may have a current identifiable vulnerability to default, may be unlikely to have the capacity to pay interest and repay principal when due in the event of adverse business, financial or economic conditions, and/or may be in default or not current in the payment of interest or principal. The Fund’s achievements of its objective may be more dependent on the Adviser’s or Sub-Adviser’s own credit analysis than is the case with a fund that invests in higher rated fixed-income securities.

The credit ratings of S&P, Fitch, Moody’s or other agencies are evaluations of the safety of principal and interest payments, not market value risk, of lower-rated securities. Credit rating agencies may fail to change timely the credit ratings to reflect subsequent events. Many debt securities in international markets, especially in emerging markets, bear no rating whatsoever. Ratings organizations have declined to determine ratings for such securities for a host of reasons, including but not limited to the issuer’s lack of scale, insufficient or inadequate disclosure by the issuer, or insufficient operating history on the part of the issuer.

Neither, Fund, the Adviser or the Sub-Adviser can conclude that ratings issued by recognized agencies reflect the true financial position of the underlying issuer; nor can the Fund, the Adviser or the Sub-Adviser be certain an issuer will maintain its current credit rating in the future. When available, the Adviser or Sub-Adviser may refer to selected ratings from recognized agencies. The Adviser may also choose to augment such ratings with its own analyses of issuers, which may include, among other things, review of historic and current financial conditions and anticipated future cash flows.

Changes in Credit Ratings. Changes by recognized rating services in their ratings of a high yield security and in the ability of an issuer to make payments of interest and principal may also affect the value of these investments. A description of the ratings used by Moody’s and S&P is set forth in Appendix A to this SAI. The ratings of Moody’s and S&P generally represent the opinions of those organizations as to the quality of the securities that they rate. Such ratings, however, are relative and subjective, are not absolute standards of quality, are subject to change and do not evaluate the market risk or liquidity of the securities. Ratings of a non-U.S. debt instrument, to the extent that those ratings are undertaken, are related to evaluations of the country in which the issuer of the instrument is located, which may cause a rating to be lower than would otherwise by suggested by the intrinsic creditworthiness of the issuer.

Liquidity. The secondary markets for high yield securities are not as liquid as the secondary markets for higher rated securities. The secondary markets for high yield securities are concentrated in relatively few market makers and participants in the market are mostly institutional investors, including insurance companies, banks, other financial institutions and mutual funds. In addition, the trading volume for high yield securities is generally lower than that for higher-rated securities and the secondary markets could contract under adverse market or economic conditions independent of any specific adverse changes in the condition of a particular issuer, decreasing the liquidity of the high yield securities held in the Fund’s portfolio. These factors may have an adverse effect on the ability of the Fund holding such securities to dispose of particular portfolio investments at the price it would wish, may adversely affect the Fund’s net asset value per share and may limit the ability of the Fund to obtain accurate market quotations for purposes of valuing securities and calculating net asset value.

Legislative and Regulatory Developments. Prices for high yield securities may be affected by legislative and regulatory developments. These laws could adversely affect the Fund’s net asset value and investment practices, the secondary market for high yield securities, the financial condition of issuers of these securities and the value of outstanding high yield securities. For example, federal legislation requiring the divestiture by federally insured savings and loan associations of their investments in high yield bonds and limiting the deductibility of interest by certain corporate issuers of high yield bonds adversely affected the market in prior years.

High Yield Corporate Securities. While the market values of securities rated below investment grade and comparable unrated securities tend to react less to fluctuations in interest rate levels than do those of higher-rated securities, the values of certain of these securities also tend to be more sensitive to individual corporate developments and changes in economic conditions than higher-rated securities. In addition, such securities present a higher degree of credit risk. Issuers of these securities are often highly leveraged and may not have more traditional methods of financing available to them, so that their ability to service their debt obligations during an economic downturn or during sustained periods of rising interest rates may be impaired. The risk of loss due to default by such issuers is significantly greater than with investment grade securities because such securities generally are unsecured and subordinated to the prior payment of senior indebtedness. The Fund also may incur additional expenses to the extent that it is required to seek recovery upon a default in the payment of principal or interest on its portfolio holdings. These risks may be greater for non-U.S. high yield securities especially those of issuers located in emerging markets.

The development of markets for high yield corporate securities has been a relatively recent phenomenon, especially outside the United States. In addition, these markets have undergone significant changes in the past and may undergo significant changes in the future.

Most of the high yield securities in which the Fund invests will bear interest at fixed rates but the Fund may also invest in securities with variable rates of interest or which involve equity features, such as contingent interest or participations based on revenues, sales or profits (i.e., interest or other payments, often in addition to a fixed rate of return, that are based on the borrower’s attainment of specified levels of revenues, sales or profits and thus enable the holder of the security to share in the potential success of the venture).

High Yield Non-U.S. Debt Securities. Investing in fixed and floating rate high yield non-U.S. debt securities, especially those of issuers located in emerging market countries, will expose the Fund to the direct or indirect consequences of political, social or economic changes in the countries that issue the securities or in which the issuers are located, in addition to the risks of investing in high yield securities generally. For example, the ability and willingness of sovereign obligors in emerging market countries or the governmental authorities that control repayment of their external debt to pay principal and interest on such debt when due may depend on general economic and political conditions within the relevant country. Certain countries in which the Fund may invest, especially emerging market countries, have historically experienced, and may continue to experience, high rates of inflation, high interest rates, exchange rate trade difficulties and extreme poverty and unemployment. Many of these countries are also characterized by political uncertainty or instability. Additional factors which may influence the ability or willingness to service debt include, but are not limited to, an issuer’s (including sovereign issuers) cash flow situation, the availability of sufficient foreign exchange on the date a payment is due, and the relative size of its debt service burden. Non-U.S. issuers, including government issuers, may also have debt (such as commercial bank debt) which is senior to its high yield securities.

The ability of a non-U.S. sovereign obligor, especially an obligor in an emerging market country, to make timely payments on its external debt obligations will also be strongly influenced by the obligor’s balance of payments, including export performance, its access to international credit and investments, fluctuations in interest rates and the extent of its foreign reserves, and the issuing government’s policy toward the International Monetary Fund, the World Bank and other international agencies. A country whose exports are concentrated in a few commodities or whose economy depends on certain strategic imports could be vulnerable to fluctuations in international prices of these commodities or imports. To the extent that a country receives payment for its exports in currencies other than dollars, its ability to make debt payments denominated in dollars could be adversely affected. If a non-U.S. sovereign obligor cannot generate sufficient earnings from foreign trade to service its external debt, it may need to depend on continuing loans and aid from foreign governments, commercial banks and multilateral organizations, and inflows of foreign investment. The commitment on the part of these foreign governments, multilateral organizations and others to make such disbursements may be conditioned on the government’s implementation of economic reforms and/or economic performance and the timely service of its obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties’ commitments to lend funds, which may further impair the obligor’s ability or willingness to timely service its debts. The cost of servicing external debt will also generally be adversely affected by rising international interest rates, because many external debt obligations bear interest at rates which are adjusted based upon international interest rates. The ability to service external debt will also depend on the level of the relevant government’s international currency reserves and its access to foreign exchange. Currency devaluations may affect the ability of an issuer to obtain sufficient foreign exchange to service its debt. The risks enumerated above are particularly heightened with regard to issuers in emerging market countries.

As a result of the foregoing or other factors, a governmental obligor, especially an obligor in an emerging market country, may default on its obligations. If such an event occurs, the Fund may have limited legal recourse against the issuer and/or guarantor. Remedies must, in some cases, be pursued in the courts of the defaulting party itself, and the ability of the holder of non-U.S. sovereign debt securities to obtain recourse may be subject to the political climate in the relevant country.

Illiquid Securities

The Fund may invest up to 15% of the value of its net assets in illiquid securities. The term “illiquid securities” for this purpose means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the securities. Illiquid securities are considered to include, among other things, written OTC options, securities or other liquid assets being used as cover for such options, repurchase agreements with maturities in excess of seven days, certain loan participation interests, fixed time deposits which are not subject to prepayment or provide for withdrawal penalties upon prepayment (other than overnight deposits), and other securities whose disposition is restricted under the federal securities laws.

To the extent that instruments that the Fund holds become illiquid due to the lack of sufficient buyers or market or other conditions, the percentage of the Fund’s assets invested in illiquid assets would increase.

Inflation-Indexed Bonds

Inflation-indexed bonds are fixed-income securities whose principal value is periodically adjusted according to the rate of inflation. Two structures are common. The U.S. Treasury and some other issuers use a structure that accrues inflation into the principal value of the bond. Most other issuers pay out the CPI accruals as part of a semiannual coupon.

Inflation-indexed securities issued by the U.S. Treasury have maturities of five, ten or twenty years, although it is possible that securities with other maturities will be issued in the future. The U.S. Treasury securities pay interest on a semiannual basis, equal to a fixed percentage of the inflation-adjusted principal amount. For example, if the Fund purchased an inflation-indexed bond with a par value of $1,000 and a 3% real rate of return coupon (payable 1.5% semi-annually), and inflation over the first six months were 1%, the mid-year par value of the bond would be $1,010 and the first semi-annual interest payment would be $15.15 ($1,010 times 1.5%). If inflation during the second half of the year resulted in the whole year’s inflation equaling 3%, the end-of-year par value of the bond would be $1,030 and the second semi-annual interest payment would be $15.45 ($1,030 times 1.5%).

If the periodic adjustment rate measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds, even during a period of deflation. However, the current market value of the bonds is not guaranteed, and will fluctuate. The Fund may also invest in other inflation related bonds which may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal. The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates and the rate of inflation.

Interest-Only Securities

Interest only securities (“IOs”) are a form of stripped mortgage security. Stripped mortgage securities may be issued by agencies or instrumentalities of the U.S. government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks and special purpose subsidiaries of the foregoing. The risk of early prepayment is the primary risk associated with IOs.

Stripped mortgage securities are structured with two or more classes of securities that receive different proportions of the interest and principal distributions on a pool of mortgage assets. IOs are one class of a stripped mortgage security that receives all of the interest (while another class will receive all of the principal (“POs” or “principal only class”)).

Interest Rate and Equity Swaps and Related Transactions

The Fund may enter into interest rate and equity swaps and may purchase or sell (i.e., write) interest rate and equity caps, floors and collars. The Fund may enter into these transactions in order to hedge against either a decline in the value of the securities included in the Fund’s portfolio, or against an increase in the price of the securities which it plans to purchase, in order to preserve or maintain a return or spread on a particular investment or portion of its portfolio or to achieve a particular return on cash balances, or in order to increase income or gain. Interest rate and equity swaps involve the exchange by the Fund with another party of their respective commitments to make or receive payments based on a notional principal amount. The purchase of an interest rate or equity cap entitles the purchaser, to the extent that a specified index exceeds a predetermined level, to receive payments on a contractually-based principal amount from the party selling the interest rate or equity cap. The purchase of an interest rate or equity floor entitles the purchaser, to the extent that a specified index falls below a predetermined rate, to receive payments on a contractually-based principal amount from the party selling the interest rate or equity floor. A collar is a combination of a cap and a floor which preserve a certain return within a predetermined range of values.

The Fund will usually enter into interest rate and equity swaps on a net basis (i.e., the two payment streams are netted out), with the Fund receiving or paying, as the case may be, only the net amount of the two payments. The net amount of the excess, if any, of the Fund’s obligations over its entitlements with respect to each interest rate or equity swap will generally be accrued on a daily basis, and an amount of liquid assets having an aggregate net asset value at least equal to the accrued excess will be designated to cover such liability. If the Fund enters into an interest rate or equity swap on other than a net basis, the Fund will designate the full amount accrued on a daily basis of the Fund’s obligations with respect to the swap.

The use of interest rate and equity swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Adviser is incorrect in its forecasts of market values, interest rates and other applicable factors, the investment performance of the Fund would diminish compared with what it would have been if these investment techniques were not utilized. Moreover, even if the Adviser is correct in its forecasts, there is a risk that the swap position may correlate imperfectly with the price of the asset or liability being hedged.

As is the case with options strategies, the effective use of swaps and related transactions by the Fund may depend, among other things, on the Fund’s ability to terminate the transactions at times when the Adviser deems it desirable to do so. To the extent the Fund does not, or cannot, terminate such a transaction in a timely manner, the Fund may suffer a loss in excess of any amounts that it may have received, or expected to receive, as a result of entering into the transaction.

The liquidity of swap agreements will be determined by the Adviser based on various factors, including (i) the frequency of trades and quotations, (ii) the number of dealers and prospective purchasers in the marketplace, (iii) dealer undertakings to make a market, (iv) the nature of the security (including any demand or tender features), and (v) the nature of the marketplace for trades (including the ability to assign or offset the Fund’s rights and obligations relating to the investment).

There is no limit on the amount of interest rate and equity swap transactions that may be entered into by the Fund. The effective use of swaps and related transactions by the Fund may depend, among other things, on the Fund’s ability to terminate the transactions at times when the Adviser or Sub-Adviser deems it desirable to do so. Because swaps and related transactions are bilateral contractual arrangements between the Fund and counterparties to the transactions, the Fund’s ability to terminate such an arrangement may be considerably more limited than in the case of an exchange traded instrument. To the extent the Fund does not, or cannot, terminate such a transaction in a timely manner, the Fund may suffer a loss in excess of any amounts that it may have received, or expected to receive, as a result of entering into the transaction. If the other party to a swap defaults, the Fund’s risk of loss is the net amount of payments that the Fund contractually is entitled to receive, if any. The Fund may purchase and sell caps, floors and collars without limitation, subject to the segregated account requirement described above.

Loans of Portfolio Securities

Upon approval by the Board, the Fund may lend portfolio securities to brokers or dealers or other financial institutions in accordance with policies and procedures of the Trust, as may be adopted from time to time. The procedure for the lending of securities will typically include the following features and conditions. The collateral will consist either of U.S. Government Securities or the borrower of the securities will deposit cash with the Fund in an amount equal to a minimum of 100% of the market value of the securities lent. The Fund will seek to invest the collateral in short-term debt securities, cash equivalents (or pooled investment vehicle interests in cash, cash equivalents and short-term debt instruments) and earn the income thereon. A negotiated portion of the income so earned may be paid to the securities or lending agent (e.g. a bank or trust company) who arranged the loan. The collateral will be marked to market daily, and if the value of the collateral drops below the required minimum at any time, the borrower may typically be called upon to post additional collateral. These will be “demand” loans and may be terminated by the Fund at any time. The Fund will receive any payments in lieu of dividends and interest paid on the securities lent, although the U.S. federal income tax characteristics of such payment may change. The Fund’s performance will continue to reflect changes in the value of the securities loaned.

These transactions must be fully collateralized at all times, but involve some credit risk to the Fund if the borrower or the party (if any) guaranteeing the loan should default on its obligations. In the event of the default or bankruptcy of the other party to a securities loan, the Fund could experience delays in recovering the securities it lent. To the extent that, in the meantime, the value of the securities the Fund lent has increased or the value of the collateral decreased, the Fund could experience a loss. In the event of a default by the borrower, the Fund will, if permitted by law, dispose of such collateral except that the Fund may retain any such part thereof that is a security in which the Fund is permitted to invest. A Fund may also lose money if it incurs losses on the reinvestment of cash collateral.

Although voting rights or rights to consent with respect to the loaned securities pass to the borrower, the Fund, as the lender, generally retains the right to call the loans and obtain the return of the securities loaned at any time on reasonable notice, and it will attempt to do so in order that the securities may be voted by the Fund if the holders of such securities are asked to vote upon or consent to matters which the Adviser or Sub-Adviser believes materially affect the investment; however, the Fund may not be able to recall the securities in time for the Fund to be the owner on the record date for determining shareholders entitled to vote or consent on the matter. The Fund may typically also call such loans in order to sell the securities involved.

Money Market Instruments/Securities

The Fund may hold money market instruments, including commercial paper, bankers acceptances, certificates of deposit and other short term debt securities as ancillary liquid assets.

Mortgage-Related And Other Asset Backed Securities

Mortgage-related securities are interests in pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Pools of mortgage loans are assembled as securities for sale to investors by various governmental, government-related and private organizations. The Fund may also invest in debt securities which are secured with collateral consisting of mortgage-related securities.

Non-U.S. Securities

Investors should recognize that investing in the securities of non-U.S. issuers generally, and particularly in emerging market issuers, involves special considerations which are not typically associated with investing in securities of U.S. issuers. Investments in securities of non-U.S. issuers may involve risks arising from differences between U.S. and non-U.S. securities markets, including less volume, much greater price volatility in and relative illiquidity of non-U.S. securities markets, different trading and settlement practices, and less governmental supervision and regulation, from changes in currency exchange rates, from high and volatile rates of inflation, from economic, social and political conditions and, as with domestic multinational corporations, from fluctuating interest rates.

Since most non-U.S. securities are denominated in non-U.S. currencies or traded primarily in securities markets in which settlements are made in non-U.S. currencies, the value of these investments and the net investment income available for distribution to shareholders of the Fund may be affected favorably or unfavorably by changes in currency exchange rates or exchange control regulations. Because the Fund may purchase securities denominated in non-U.S. currencies, a change in the value of any such currency against the U.S. dollar will result in a change in the U.S. dollar value of the Fund’s assets and the Fund’s income available for distribution. The Fund’s foreign currency transactions may give rise to ordinary income or loss for U.S. federal income tax purposes, to the extent such income or loss results from fluctuations in the value of the foreign currency. See “TAXES.”

In addition, although the Fund’s income may be received or realized in foreign currencies, the Fund will be required to compute and distribute its income in U.S. dollars. Therefore, if the value of a currency relative to the U.S. dollar declines after the Fund’s income has been earned in that currency, translated into U.S. dollars and declared as a dividend, but before payment of such dividend, the Fund could be required to liquidate portfolio securities to pay such dividend. Similarly, if the value of a currency relative to the U.S. dollar declines between the time the Fund incurs expenses or other obligations in U.S. dollars in order to pay such expenses in U.S. dollars will be greater than the equivalent amount in such currency of such expenses at the time they were incurred.

Certain markets are in only the earliest stages of development. There is also a high concentration of market capitalization and trading volume in a small number of issuers representing a limited number of industries, as well as a high concentration of investors and financial intermediaries. Many of such markets also may be affected by developments with respect to more established markets in the region. Brokers in non-U.S. and emerging market countries typically are fewer in number and less capitalized than brokers in the United States. These factors, combined with the U.S. regulatory requirements for open-end investment companies and the restrictions on foreign investment, result in potentially fewer investment opportunities for the Fund and may have an adverse impact on the investment performance of the Fund. There generally is less governmental supervision and regulation of exchanges, brokers and issuers in non-U.S. countries than there is in the United States. For example, there may be no comparable provisions under certain non-U.S. laws to insider trading and similar investor protection securities laws that apply with respect to securities transactions consummated in the United States. Further, brokerage commissions and other transaction costs on non-U.S. securities exchanges generally are higher than in the United States. With respect to investments in certain emerging market countries, less comprehensive legal systems may have an adverse impact on the Fund. For example, while the potential liability of a shareholder in a U.S. corporation with respect to acts of the corporation is generally limited to the amount of the shareholder’s investment, the notion of limited liability is less clear in emerging market countries. Similarly, the rights of investors in emerging market companies may be more limited than those of shareholders of U.S. corporations.

Other investment risks include the possible imposition of foreign withholding taxes on certain amounts of the Fund’s income which may reduce the net return on non-U.S. investments as compared to income received from a U.S. issuer, the possible seizure or nationalization of foreign assets and the possible establishment of exchange controls, expropriation, confiscatory taxation, other foreign governmental laws or restrictions which might affect adversely payments due on securities held by the Fund, the lack of extensive operating experience of eligible foreign sub-custodians, and legal limitations on the ability of the Fund to recover assets held in custody by a foreign sub-custodian in the event of the sub-custodian’s bankruptcy.

In addition, there may be less publicly-available information about a non-U.S. issuer than about a U.S. issuer, and non-U.S. issuers may not be subject to the same accounting, auditing and financial record-keeping standards and requirements as U.S. issuers. In particular, the assets and profits appearing on the financial statements of an emerging market country issuer may not reflect its financial position or results of operations in the way they would be reflected had the financial statements been prepared in accordance with U.S. generally accepted accounting principles. In addition, for an issuer that keeps accounting records in local currency, inflation accounting rules may require, for both tax and accounting purposes, that certain assets and liabilities be restated on the issuer’s balance sheet in order to express items in terms of currency of constant purchasing power. Inflation accounting may indirectly generate losses or profits. Consequently, financial data may be materially affected by restatements for inflation and may not accurately reflect the real condition of those issuers and securities markets. Finally, in the event of a default of any such foreign obligations, it may be more difficult for the Fund to obtain or enforce a judgment against the issuers of such obligations. The manner in which foreign investors may invest in companies in certain emerging market countries, as well as limitations on such investments, also may have an adverse impact on the operations of the Fund. For example, the Fund may be required in certain of such countries to invest initially through a local broker or other entity and then have the shares purchased re-registered in the name of the Fund. Re-registration may in some instances not be able to occur on a timely basis, resulting in a delay during which the Fund may be denied certain of its rights as an investor.

Non-U.S. markets have different clearance and settlement procedures, and in certain markets there have been times when settlements have failed to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Further, satisfactory custodial services for investment securities may not be available in some countries having smaller emerging markets, which may result in the Fund incurring additional costs and delays in transporting and custodying such securities outside such countries. Delays in settlement or other problems could result in periods when assets of the Fund are uninvested and no return is earned thereon. The inability of the Fund to make intended security purchases due to settlement problems or the risk of intermediary counterparty failures could cause the Fund to miss attractive investment opportunities. The inability to dispose of a portfolio security due to settlement problems could result either in losses to the Fund due to subsequent declines in the value of such portfolio security or, if the Fund has entered into a contract to sell the security, could result in possible liability to the purchaser.

Non-U.S. Sub-Custodians

Rules adopted under the 1940 Act permit the Fund to maintain its non-U.S. securities and cash in the custody of certain eligible non-U.S. banks and securities depositories.

Certain banks in non-U.S. countries may not be eligible sub-custodians for the Fund, in which event the Fund may be precluded from purchasing securities in certain non-U.S. countries in which it otherwise would invest or which may result in the Fund’s incurring additional costs and delays in providing transportation and custody services for such securities outside of such countries. The Fund may encounter difficulties in effecting on a timely basis portfolio transactions with respect to any securities of issuers held outside their countries. Other banks that are eligible non-U.S. sub-custodians may be recently organized or otherwise lack extensive operating experience. In addition, in certain countries there may be legal restrictions or limitations on the ability of the Fund to recover assets held in custody by non-U.S. sub-custodians in the event of the bankruptcy of the sub-custodian.

Other Investment Companies (excluding ETFs)

The Fund may invest in shares of other investment companies, including open-end investment companies, subject to limits prescribed by the 1940 Act. These investment companies typically incur fees that are separate from those fees incurred directly by the Fund. The Fund’s purchase of such investment company securities results in the layering of expenses, such that shareholders would indirectly bear a proportionate share of the operating expenses of such investment companies, including advisory fees, in addition to paying Fund expenses. No adjustments will be made to the advisory fee with respect to assets of the Fund invested in such investment companies.

The Fund’s investment in other investment companies may include securities of closed-end investment companies investing in foreign securities. The Fund will invest in closed-end investment companies only in furtherance of their investment objectives. Growth in appreciation and dividends in foreign markets sometimes occurs at a faster rate than in domestic markets. The ability of the Fund to invest in closed-end investment companies that invest in foreign securities provides, indirectly, greater variety and added expertise with respect to investments in foreign markets than if the Fund invested directly in such markets. Such companies themselves, however, may have policies that are different from those of the Fund.

The Fund’s investment in other investment companies may also include shares of ETFs, which are described elsewhere in this section under the heading “Exchange-Traded Funds and Other Similar Instruments.”

Preferred Stock

Preferred stocks, like debt obligations, are generally fixed-income securities. Shareholders of preferred stocks normally have the right to receive dividends at a fixed rate when and as declared by the issuer’s board of directors, but do not participate in other amounts available for distribution by the issuing corporation. Dividends on the preferred stock may be cumulative, and generally all cumulative dividends must be paid prior to common shareholders receiving any dividends. Because as a general matter preferred stock dividends must be paid before common stock dividends, preferred stocks generally entail less risk than common stocks. Upon liquidation, preferred stocks are generally entitled to a specified liquidation preference, which is generally the same as the par or stated value, and are senior in right of payment to common stock. Preferred stocks are, however, equity securities in the sense that they do not represent a liability of the issuer and, therefore, do not offer as great a degree of protection of capital or assurance of continued income as investments in corporate debt securities. In addition, preferred stocks are subordinated in right of payment to all debt obligations and creditors of the issuer, and convertible preferred stocks may be subordinated to other preferred stock of the same issuer.

Repurchase Agreements

The Fund may enter into repurchase agreements. A repurchase agreement is a transaction in which the seller of a security commits itself at the time of sale to repurchase that security from the buyer at a mutually agreed upon time and price. The resale price is in excess of the purchase price and reflects an agreed-upon market interest rate unrelated to the coupon rate on the purchased security. Such transactions afford the Fund the opportunity to earn a return on temporarily available cash at relatively low market risk. The Adviser and Sub-Adviser monitor the value of the securities underlying the repurchase agreement at the time the transaction is entered into and at all times during the term of the repurchase agreement to ensure that the value of the securities always equals or exceeds the repurchase price. The Fund requires that additional securities be deposited if the value of the securities purchased decreases below their resale price and does not bear the risk of a decline in the value of the underlying security unless the seller defaults under the repurchase obligation.

While the underlying security may be a bill, certificate of indebtedness, note or bond issued by an agency, authority or instrumentality of the U.S. government, the obligation of the seller is not guaranteed by the U.S. government and there is a risk that the seller may fail to repurchase the underlying security. In such event, the Fund would attempt to exercise rights with respect to the underlying security, including possible disposition in the market. However, the Fund may be subject to various delays and risks of loss, including (i) possible declines in the value of the underlying security during the period while the Fund seeks to enforce its rights thereto, (ii) possible reduced levels of income and lack of access to income during this period, and (iii) inability to enforce rights and the expenses involved in the attempted enforcement.

Repurchase agreements with maturities of more than seven days will be treated as illiquid securities.

Reverse Repurchase Agreements

The Fund may enter into reverse repurchase agreements to avoid selling securities during unfavorable market conditions to meet redemptions. Pursuant to a reverse repurchase agreement, the Fund will sell portfolio securities and agree to repurchase them from the buyer at a particular date and price. Whenever the Fund enters into a reverse repurchase agreement, it will establish a segregated account in which it will maintain liquid assets in an amount at least equal to the repurchase price marked to market daily (including accrued interest), and will subsequently monitor the account to ensure that such equivalent value is maintained. The Fund pays interest on amounts obtained pursuant to reverse repurchase agreements. Reverse repurchase agreements are considered to be borrowings by the Fund.

Restricted Securities and Securities with Limited Trading Markets (Rule 144A)

The Fund may purchase securities for which there is a limited trading market or which are subject to restrictions on resale to the public. If the Fund were to acquire substantial positions in securities with limited trading markets, the activities of the Fund could have an adverse effect upon the liquidity and marketability of such securities and the Fund might not be able to dispose of its holdings in those securities at then current market prices. Circumstances could also exist (to satisfy redemptions, for example) when portfolio securities might have to be sold by the Fund at times which otherwise might be considered to be disadvantageous so that the Fund might receive lower proceeds from such sales than it had expected to realize. Investments in securities which are “restricted” may involve added expenses to the Fund should the Fund be required to bear registration costs with respect to such securities and could involve delays in disposing of such securities which might have an adverse effect upon the price and timing of sales of such securities and the liquidity of the Fund with respect to redemptions. Restricted securities and securities for which there is a limited trading market may be significantly more difficult to value due to the unavailability of reliable market quotations for such securities, and investment in such securities may have an adverse impact on net asset value. The Fund may purchase Rule 144A securities for which there may be a secondary market of qualified institutional buyers as contemplated by Rule 144A under the Securities Act of 1933, as amended (“1933 Act”). Liquidity determinations with respect to Rule 144A securities will be made by the Board or by the Adviser or Sub-Adviser pursuant to guidelines established by the Board. The Fund’s holdings of Rule 144A securities which are considered liquid securities will not be subject to the Fund’s applicable limitation on investments in illiquid securities.

Risk of Potential Government Regulation of Derivatives

Future regulatory developments could impact the Fund’s ability to invest in certain derivatives. It is possible that government regulation of various types of derivative instruments, including futures, options and swap agreements, may limit or prevent the Fund from using such instruments as a part of its investment strategies, and could ultimately prevent the Fund from being able to achieve its investment objective. It is impossible to fully predict the effects of past, present or future legislation and regulation in this area, but the effects could be substantial and adverse. There is a likelihood of future regulatory developments altering, perhaps to a material extent, the nature of an investment in the Fund or the ability of the Fund to continue to implement its investment strategies. It is possible that legislative and regulatory activity could limit or restrict the ability of the Fund to use certain instruments as a part of its investment strategies. Limits or restrictions applicable to the counterparties with which the Fund engages in derivative transactions (for example, the so-called “Volcker Rule” prescribed by the Dodd-Frank Act, which was signed into law on July 21, 2010) could also prevent the Fund from using certain instruments.

Risks Relating to Futures and Derivatives Trading

Futures and Derivatives Trading is Speculative. Futures and derivatives prices are highly volatile. Price movements for futures contracts, for example, which may fluctuate substantially during a short period of time, are influenced by numerous factors that affect the commodities markets, including, but not limited to: changing supply and demand relationships; government programs and policies; national and international political and economic events and changes in interest rates.

Futures and Derivatives Trading is Highly Leveraged. The low margin deposits normally required in trading futures and derivatives permit an extremely high degree of leverage. Accordingly, a relatively small price movement in a commodity interest may result in an immediate and substantial loss to the investor. For example, if at the time of purchase 5% of the price of a futures contract is deposited as margin, a 5% decrease in the price of the futures contract would, if the contract were then closed out, result in a total loss of the margin deposit (brokerage commission expense would also be incurred). Like other leveraged investments, any futures and derivatives trade may result in losses in excess of the amount invested. The cash and any marketable securities of the Underlying Fund will be available to meet the margin requirements for the pool. Additionally, assets of the Underlying Fund may be available to meet the margin requirements of other Underlying Funds and vice-versa. However, in no circumstance will the assets of the Fund or Subsidiary not already invested in Underlying Funds be available to meet the margin requirements of such Underlying Funds.

Futures and Derivatives Trading may be Illiquid. Most U.S. commodity futures exchanges impose daily limits regulating the maximum amount above or below the previous day’s settlement price which a futures contract price may fluctuate during a single day. During a single trading day no trades may be executed at prices beyond the daily limit. Once the price of a particular futures contract has increased or decreased to the limit point, it may be difficult, costly or impossible to liquidate a position. Futures prices in particular contracts have occasionally moved the daily limit for several consecutive days with little or no trading. If this occurs, the Underlying Funds might be prevented from promptly liquidating unfavorable positions which could result in substantial losses. Those losses could significantly exceed the margin initially committed to the trades involved. In addition, even if prices have not moved the daily limit, or if there are no limits for the contracts traded by the Underlying Funds, the Underlying Funds may not be able to execute trades at favorable prices if little trading in the contracts is taking place. It is also possible that an exchange or the CFTC may suspend trading in a particular contract, order immediate settlement of a contract or order that trading to the liquidation of open positions only.

Trading Decisions Based on Technical Analysis. Certain Underlying Fund Managers use trading programs that use “technical” factors in identifying price moves. The success of technical analysis depends upon the occurrence in the future of price movements. Technical systems will not be profitable and may in fact produce losses if there are no market moves of the kind the system seeks to follow. Any factor that would make it more difficult to execute the trades identified, such as a reduction of liquidity, also would reduce profitability. There is no assurance that any trading system will generate profits under all or any market conditions.

Reliance on Key Personnel. Many Underlying Fund Managers depend on the services of one or two key persons. If they cannot or will not provide those services, it could adversely affect their ability to trade.

Possible Effects of Speculative Position Limits and Accountability Levels. The CFTC and U.S. exchanges have established speculative position limits and accountability levels. Position limits control the number of net long or net short speculative futures or option (on futures) positions any person may hold or control in futures or option contracts traded on U.S. exchanges. Position accountability levels are position levels established by an exchange that, if reached by a person, cause such person to be subject to instructions by such exchange to reduce or not increase such position. Most Underlying Fund managers control the commodity trading of other accounts. All positions and accounts owned or controlled the Underlying Fund managers and their principals are combined for position limit and accountability level purposes. In order to comply with position limits or exchange limitations arising out of having positions subject to accountability levels, it is possible that an Underlying Fund manager will have to modify its trading instructions, and that positions held for the Fund will have to be liquidated. That could have a negative effect on the Fund’s profitability.

Increase in Amount of Assets Managed. If any Underlying Fund Manager manages more money in the future, including money raised in this offering, such additional funds could affect its performance or trading strategies.

Changes in the Number of Available Futures Contracts and Related Options. U.S. and foreign exchanges have established new futures and options contracts in the past few years. This trend could continue. An Underlying Fund Manager’s trading strategy might not be successful trading those new contracts.

Other Clients of the Underlying Funds Managers. The Underlying Funds Managers manage other accounts. This increases the competition for the same trades which the Underlying Funds make. There is no assurance that the Fund’s trading will generate the same results as any other accounts managed by the Underlying Funds Managers.

Failure of Clearing Brokers, Counterparties, Banks, Custodians and other Financial Firms. Commodity brokers must maintain the Fund’s assets (other than assets used to trade foreign futures or options on foreign markets) in a segregated account. If a commodity broker goes bankrupt, the Fund could lose money as it may only be able to recover a pro rata share of the property available for distribution to all of the broker’s customers. In addition, even if a commodity broker adequately segregates an Underlying Fund’s assets, such Underlying Fund may still be subject to risk of loss of funds on deposit should another customer of the commodity broker fail to satisfy deficiencies in such other customer’s account.

Trading on Foreign Exchanges and Currency Exchange Rate Fluctuations. Trading may occur on foreign exchanges and other non-U.S. markets. Neither existing CFTC regulations nor regulations of any other U.S. governmental agency apply to transactions on foreign markets. The Fund is at risk for fluctuations in the exchange rate between the currencies in which it trades and U.S. dollars. It also is possible that exchange controls could be imposed in the future. There is no restriction on how much of the Fund’s trading might be on foreign markets.

Trading in Over the Counter Instruments. The trading of over-the-counter instruments, subjects the Fund to a variety of risks including: 1) counterparty risk; 2) basis risk; 3) interest rate risk; 4) settlement risk; 5) legal risk; and 6) operational risk. Counterparty risk is the risk that the Underlying Fund’s counterparties might default on their obligation to pay or perform generally on their obligations. The OTC markets and some foreign markets are “principals’ markets.” That means that performance of the contract is the responsibility only of the individual firm or member on the other side of the trade and not any exchange or clearing corporation. Such “counterparty risk” is accentuated for contracts with longer maturities where events may intervene to prevent settlement, or where an Underlying Fund has concentrated its transactions with a single or small group of counterparties. Basis risk is the risk attributable to the movements in the spread between the derivative contract price and the future price of the underlying instrument. Interest rate risk is the general risk associated with movements in interest rates. Settlement risk is the risk that a settlement in a transfer system does not take place as expected. Legal risk is the risk that a transaction proves unenforceable in law or because it has been inadequately documented. Operational risk is the risk of unexpected losses arising from deficiencies in a firm’s management information, support and control systems and procedures. Transactions in OTC derivatives may involve other risks as well, as there is no exchange market on which to close out an open position. It may be impossible to liquidate an existing position, to assess the value of a position or to assess the exposure to risk.

Exchange for Physicals. The Underlying Funds may exchange a cash, forward or spot market position outside of regular trading hours for a comparable futures position. Such transactions are subject to counterparty creditworthiness risk. The CFTC has permitted the futures exchanges to expand the types of over-the-counter positions that can be part of an exchange for physicals position.

Securities Related Activities

In some countries, banks or other financial institutions may constitute a substantial number of the leading companies or companies with the most actively traded securities. The 1940 Act limits the Fund’s ability to invest in any equity security of an issuer which, in its most recent fiscal year, derived more than 15% of its revenues from “securities related activities,” as defined by the rules thereunder. These provisions may also restrict the Fund’s investments in certain non-U.S. banks and other financial institutions.

Short Sales

The Fund may make short sales of securities consistent with its strategies. A short sale is a transaction in which the Fund sells a security it does not own in anticipation that the market price of that security will decline.

When the Fund makes a short sale, it must borrow the security sold short and deliver a security equal in value to the security sold short to the broker-dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the sale. The Fund may have to pay a fee to borrow particular securities and is often obligated to pay over any accrued interest and dividends on such borrowed securities.

If the price of the security sold short increases between the time of the short sale and the time that the Fund replaces the borrowed security, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a capital gain. Any gain will be decreased, and any loss increased, by the transaction costs described above. The successful use of short selling may be adversely affected by imperfect correlation between movements in the price of the security sold short and the securities being hedged.

To the extent that the Fund engages in short sales, it will provide collateral to the broker-dealer and (except in the case of short sales “against the box”) will maintain additional asset coverage in the form of segregated or “earmarked” assets that the Adviser determines to be liquid in accordance with procedures established by the Board of Trustees and that is equal to the current market value of the securities sold short, until the Fund replaces the borrowed security. A short sale is “against the box” to the extent that the Fund contemporaneously owns, or has the right to obtain at no added cost, securities identical to those sold short. The Fund may engage in short selling to the extent permitted by the federal securities laws and rules and interpretations thereunder. To the extent the Fund engages in short selling in foreign (non-U.S.) jurisdictions, the Fund will do so to the extent permitted by the laws and regulations of such jurisdiction.

Sovereign Debt

Investments in sovereign debt involve special risks not present in corporate bonds. The governmental authority that controls the repayment of the debt may be unable or unwilling to make interest payments and/or repay the principal on its bonds. If an issuer of sovereign debt defaults on payments of principal and/or interest, the Fund may have limited recourse against the issuer. Please see “Credit Ratings” above for more information.

Structured Notes on Reference Assets (such as Underlying Funds)

In order to achieve the desired managed futures exposure, the Fund may purchase structured notes from an issuer who agrees to pay the Fund the return of a reference asset (such as an Underlying Fund), or a basket of such reference assets, less a floating rate and/or a fixed rate. Structured notes are marked to market daily based upon market quotations and fair value estimates of the value of the reference asset, and in accordance with the Fund’s valuation policies. The change in note value, if any, is recorded as unrealized gain or loss. These financial instruments are not actively traded on financial markets. The values assigned to these instruments are based upon the best available information and because of the uncertainty of the valuation, these values may differ significantly from the values that would have been realized had a ready market for these instruments existed, and the differences could be material. Payments received or made upon note redemption or maturity are typically based on independent valuations of the reference asset(s) and are recorded as realized gain or loss. Purchasing such structured notes involves, to varying degrees, elements of credit, market, and documentation risk. Such risks involve the possibility that there will be no independent valuation of the reference asset(s), that the issuer may default on its obligation to perform (possibly leading to a loss of principal) or disagree as to the meaning of contractual terms in the note documents, and that the return of the reference asset less the floating and/or fixed rate may be below expectations.

Subsidiary

The Fund may invest up to 25% of its total assets in the Subsidiary, which is expected to invest through the swap, structural notes or Underlying Funds, in investments primarily in commodity and financial futures and option contracts and other financial markets globally, as well as fixed income securities and other investments intended to serve as margin or collateral for the Subsidiary’s derivatives positions. As a result, the Fund may be considered to be investing indirectly in these investments through the Subsidiary. For that reason, and for the sake of convenience, references in this SAI to the Fund may also include the Subsidiary. The Adviser also serves as the investment adviser to the Subsidiary, but will not receive separate compensation.

The Subsidiary will not be registered under the 1940 Act but, will be subject to certain of the investor protections of that Act, as noted in this SAI. The Fund, as the sole shareholder of the Subsidiary, will not have all of the protections offered to investors in registered investment companies. However, since the Fund wholly owns and controls the Subsidiary, and the Fund and Subsidiary are both managed by the Adviser, it is unlikely that the Subsidiary will take action contrary to the interests of the Fund or its shareholders. The Fund’s Board has oversight responsibility for the investment activities of the Fund, including its investment in the Subsidiary, and the Fund’s role as the sole shareholder of the Subsidiary. Also, in managing the Subsidiary’s portfolio, the Adviser will be subject to the same investment restrictions and operational guidelines that apply to the management of the Fund, including any collateral or segregation requirements in connection with various investment strategies.

Changes in the laws of the United States and/or the Cayman Islands, under which the Fund and the Subsidiary, respectively, are organized, could result in the inability of the Fund and/or the Subsidiary to operate as described in this Statement of Additional Information and could negatively affect the Fund and its shareholders. For example, the Cayman Islands does not currently impose any income, corporate or capital gains tax, estate duty, inheritance tax, gift tax or withholding tax on the Subsidiary. If Cayman Islands law changes such that the Subsidiary must pay Cayman Islands taxes, Fund shareholders would likely suffer decreased investment returns.

Swaps on Reference Assets (such as Underlying Funds)

In order to achieve the desired managed futures exposure, the Fund may enter into swap agreements in which a counterparty agrees to pay the Fund the return of a reference asset (such as an Underlying Fund), or a basket of such reference assets, in exchange for the Fund paying the counterparty a floating rate and/or a fixed rate. In connection with these agreements, cash or liquid securities may be set aside as collateral by the Fund’s custodian in accordance with the terms of the swap agreement. The Fund receives any gains generated by the collateral. Swaps are marked to market daily based upon market quotations and fair value estimates of the value of the reference asset, and in accordance with the Fund’s valuation policies. The change in swap value, if any, is recorded as unrealized gain or loss. These financial instruments are not actively traded on financial markets. The values assigned to these instruments are based upon the best available information and because of the uncertainty of the valuation, these values may differ significantly from the values that would have been realized had a ready market for these instruments existed, and the differences could be material. Payments received or made at the end of the measurement period are typically based on independent valuations of the reference asset(s) and are recorded as realized gain or loss. Entering into these agreements involves, to varying degrees, elements of credit, market, and documentation risk. Such risks involve the possibility that there will be no independent valuation of the reference asset(s), that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements, and that the return of the reference asset relative to the floating and/or fixed rate may be below expectations.

Temporary Defensive Positions

The Fund may depart from its principal investment strategies in response to adverse market, economic or political conditions by taking temporary defensive positions in short-term debt securities, cash and cash equivalents, and sovereign, government and agency debts and obligations. Under such circumstances, the Fund may not achieve its investment objective.

Underlying Funds that Trade Commodity Futures

The Fund may invest a portion of its assets directly, or through the Subsidiary, in the Underlying Funds. Each Underlying Fund, or share class of the Underlying Fund, is managed by its own manager or trading advisor, pursuant to a proprietary strategy. The Underlying Funds use a form of leverage often referred to as “notional funding” - that is the nominal trading level for an Underlying Fund will exceed the cash deposited in its trading accounts. For example, if the Underlying Fund manager wants the Underlying Fund to trade a $200,000,000 commodity futures portfolio (the “nominal trading level”) the Underlying Fund’s margin requirement may be $10,000,000. The Underlying Fund can either deposit $200,000,000 to “fully fund” the account or can deposit only a portion of the $200,000,000, provided that the amount deposited meets the account’s ongoing minimum margin requirements. The difference between the amount of cash deposited in the account and the nominal trading level of the account is referred to as notional funding. The use of notional funding (i.e., leverage) will increase the volatility of the Underlying Funds. In addition, the leverage may make the Underlying Funds subject to more frequent margin calls. Being forced to raise cash at inopportune times to meet margin calls may prevent the Underlying Fund manager from making investments it considers optimal. The cash and any marketable securities of the Underlying Fund will be available to meet the margin requirements for the Underlying Fund. However, in no circumstance will the assets of the Fund or Subsidiary not already invested in Underlying Funds be available to meet the margin requirements of the Underlying Fund. Underlying Fund management fees are based on the nominal trading level and not the cash deposited in the trading account. For illustration purposes only, assume an Underlying Fund has assets of $50 million, and has engaged a single Underlying Fund investment manager to trade futures on its behalf. The Underlying Fund is notionally funded and uses a nominal trading level of $200 million. The Underlying Fund pays its manager an annual management fee of 1% of the nominal account size, or $2,000,000. While the management fee represents 1% of the nominal account size ($200 million), the management fee represents 4% of the cash deposited ($50 million) in the Underlying Fund’s commodity futures trading account.

The Underlying Funds are typically offered privately and no public market for such securities will exist. However, shares of the Underlying Funds are redeemable at intervals of one week or less. See, “Illiquid Securities.”

Use of Segregated and Other Special Accounts

Use of many derivatives by the Fund will require, among other things, that the Fund designate liquid assets to cover its obligations under the derivative to the extent the Fund’s obligations are not otherwise “covered” through ownership of the underlying security, financial instrument or currency or otherwise. In general, either the full amount of any obligation by the Fund to pay or deliver securities or assets must be covered at all times by the securities, instruments or currency required to be delivered, or, subject to any regulatory restrictions, an amount of liquid assets at least equal to the current amount of the obligation must be designated. A call option on securities written by the Fund, for example, will require the Fund to hold the securities subject to the call (or securities convertible into the needed securities without additional consideration) or to designate liquid securities sufficient to purchase and deliver the securities if the call is exercised. A call option sold by the Fund on an index will require the Fund to own portfolio securities that correlate with the index or to segregate liquid securities equal to the excess of the index value over the exercise price on a current basis. A put option on securities written by the a will require the Fund to designate liquid securities equal to the exercise price.

The options entered into by the Fund, including those on securities, currency, financial instruments or indices, and OCC-issued and exchange-listed index options may provide for cash settlement or for physical delivery.

Derivatives may be covered by means other than those described above when consistent with applicable regulatory policies. The Fund may also enter into offsetting transactions so that its combined position, coupled with any segregated assets, equals its net outstanding obligation in related derivatives. The Fund could purchase a put option, for example, if the strike price of that option is the same as or higher than the strike price of a put option sold by the Fund. Moreover, instead of designating assets if it holds a forward contract, the Fund could purchase a put option on the same forward contract with a strike price as high as or higher than the price of the contract held. Other derivatives may also be offset in combinations. If the offsetting transaction terminates at the time of or after the primary transaction, no segregation is required, but if it terminates prior to that time, assets equal to any remaining obligation would need to be segregated.

U.S. Government Securities

The Fund may invest without limit in securities issued or guaranteed by the U.S. government or by its agencies or instrumentalities. U.S. government securities in general include a wide variety of U.S. Treasury obligations consisting of bills, notes and bonds, which principally differ only in their interest rates, maturities and times of issuance. Securities issued or guaranteed by U.S. government agencies and instrumentalities are debt securities issued by agencies or instrumentalities established or sponsored by the U.S. government and may be backed only by the credit of the issuing agency or instrumentality. The Fund will invest in such obligations only where the Adviser is satisfied that the credit risk with respect to the issuer is minimal.

Securities issued by the U.S. Treasury generally do not involve the credit risks associated with investments in other types of fixed-income securities, although, as a result, the yields available from these securities are generally lower than the yields available from corporate fixed-income securities. Like other debt securities, however, the values of U.S. government securities change as interest rates fluctuate, which could affect the Fund’s net asset value. Since the magnitude of these fluctuations will generally be greater at times when the Fund’s average maturity is longer, under certain market conditions the Fund may, for temporary defensive purposes, accept lower current income from short-term investments rather than investing in higher yielding long-term securities. Some U.S. Government securities (such as Fannie Maes and Freddie Macs) are guaranteed as to the payment of principal and interest by the relevant entity (e.g., FNMA or FHLMC) but are not backed by the full faith and credit of the U.S. government. Therefore, the securities would generally be neither issued nor guaranteed by the U.S. Treasury.

Warrants and Rights

The Fund may invest in warrants and rights. Warrants are securities that are usually issued together with a debt security or preferred stock and that give the holder the right to buy a proportionate amount of common stock at a specified price until a stated expiration date. Buying a warrant generally can provide a greater potential for profit or loss than an investment of equivalent amounts in the underlying common stock. The market value of a warrant does not necessarily move with the value of the underlying securities. If a holder does not sell the warrant, it risks the loss of its entire investment if the market price of the underlying security does not, before the expiration date, exceed the exercise price of the warrant. Investing in warrants is a speculative activity. Warrants pay no dividends and confer no rights (other than the right to purchase the underlying securities) with respect to the assets of the issuer. A right is a privilege granted, typically to existing shareholders of a corporation, to subscribe for shares of a new issue of stock before it is issued. Rights normally have a short life, usually two to four weeks, may be freely transferable and generally entitle the holder to buy the new common stock at a lower price than the public offering price.

Zero Coupon Securities, Pay-In-Kind Bonds and Deferred Payment Securities

The Fund may invest in zero coupon securities, pay-in-kind bonds and deferred payment securities. Zero coupon securities are debt securities that pay no cash income but are sold at substantial discounts from their value at maturity. When a zero coupon security is held to maturity, its entire return, which consists of the amortization of discount, comes from the difference between its purchase price and its maturity value. This difference is known at the time of purchase, so that investors holding zero coupon securities until maturity know at the time of their investment what the expected return on their investment will be. Zero coupon securities may have conversion features. The Fund also may purchase pay-in-kind bonds. Pay-in-kind bonds pay all or a portion of their interest in the form of debt or equity securities. Deferred payment securities are securities that remain zero coupon securities until a predetermined date, at which time the stated coupon rate becomes effective and interest becomes payable at regular intervals.

Zero coupon securities, pay-in-kind bonds and deferred payment securities tend to be subject to greater price fluctuations in response to changes in interest rates than are ordinary interest-paying debt securities with similar maturities. The value of zero coupon securities appreciates more during periods of declining interest rates and depreciates more during periods of rising interest rates than ordinary interest-paying debt securities with similar maturities. Zero coupon securities, pay-in-kind bonds and deferred payment securities may be issued by a wide variety of corporate and governmental issuers. Although these instruments are generally not traded on a national securities exchange, they are widely traded by brokers and dealers and, to such extent, will not generally be considered illiquid for the purposes of the Fund’s limitation on investments in illiquid securities.

Current U.S. federal income tax law requires the holder of a zero coupon security, certain pay-in-kind bonds, deferred payment securities and certain other securities acquired at a discount to accrue income with respect to these securities prior to the receipt of cash payments. Accordingly, to avoid liability for U.S. federal income and excise taxes, the Fund may be required to distribute income accrued with respect to these securities and may have to dispose of portfolio securities under disadvantageous circumstances in order to generate cash to satisfy these distribution requirements. See “TAXES.”

INVESTMENT LIMITATIONS

Fundamental and Non-Fundamental Investment Restrictions

The following is a description of fundamental policies of the Fund that may not be changed without the vote of a majority of the Fund’s outstanding voting securities. Under the 1940 Act, the vote of a majority of the outstanding securities of a company means the vote, at the annual or a special meeting of the security holders of such company duly called: (A) of 67% or more of the voting securities present at such meeting, if the holders of more than 50% of the outstanding voting securities of such company are present or represented by proxy; or (B) of more than 50% of the outstanding voting securities of such company, whichever is less. The other restrictions set forth below, as well as the Fund’s investment objective and each of the other investment restrictions set forth in the Prospectus or this SAI and not designated as fundamental, are not fundamental policies and may be changed by the Board. The percentages set forth below and the percentages set forth in the Prospectus apply at the time of the purchase of a security, except (i) with respect to fundamental investment restriction (2) and (7), for which any such required percentages apply at all times and (ii) as otherwise required by applicable law. The Fund may not:

(1)       Purchase securities which would cause 25% or more of the value of its total assets at the time of purchase to be directly invested in the securities of one or more issuers conducting their principal business activities in the same industry or group of industries (excluding obligations issued or guaranteed by the U.S. Government or any state or territory of the United States or any of their agencies, instrumentalities or political subdivisions);

(2)       Borrow money, except to the extent permitted under the 1940 Act;

(3)       Make loans, except that the Fund may purchase or hold debt instruments in accordance with their investment objectives and policies; provided however, this restriction does not apply to repurchase agreements or loans of portfolio securities;

(4)       Act as an underwriter of securities of other issuers except that, in the disposition of portfolio securities, it may be deemed to be an underwriter under the federal securities laws;

(5)       Purchase or sell real estate, although the Fund may purchase securities of issuers which deal in real estate, securities which are secured by interests in real estate, and securities which represent interests in real estate, and they may acquire and dispose of real estate or interests in real estate acquired through the exercise of their rights as a holder of debt obligations secured by real estate or interests therein;

(6)       Purchase or sell commodities unless acquired as a result of ownership of securities or other instruments; however, this restriction shall not prevent the Fund from engaging in transactions involving swaps, futures contracts, options or other derivative instruments, investing in securities that are secured by commodities or investing in companies or other entities that are engaged in a commodities or commodities trading business or that have a significant portion of their assets in commodities related investments.

(7)       Issue senior securities, except for permitted borrowings or as otherwise permitted under the 1940 Act.

Restrictions (2) and (7) above shall be interpreted based upon no-action letters and other pronouncements of the staff of the SEC. Under current pronouncements, certain Fund positions may be excluded from the definition of “senior security” so long as the Fund maintains adequate cover, segregation of assets or otherwise. See “Borrowing” above.

For the purposes of restriction (1) above, industry classifications are determined for the Fund in accordance with the industry or sub-industry classifications established by the Global Industry Classification Standard. The Fund may use other classification titles, standards and systems from time to time, as it determines to be in the best interests of shareholders. These classifications are not fundamental policies of the Fund. The Fund may use other classification titles, standards and systems from time to time.

In addition, it is contrary to the Fund’s present policies, which may be changed without shareholder vote, to purchase any illiquid security, including any securities whose disposition is restricted under federal securities laws and securities that are not readily marketable, if, as a result, more than 15% of the Fund’s net assets (based on then-current value) would then be invested in such securities. For purposes of this restriction, the staff of the SEC is presently of the view that repurchase agreements maturing in more than seven days are subject to this restriction. Until that position is revised, modified or rescinded, the Fund will conduct its operations in a manner consistent with this view. This limitation on investment in illiquid securities does not apply to certain restricted securities, including securities pursuant to Rule 144A under the 1933 Act, and certain commercial paper that the Adviser or Sub-Adviser has determined to be liquid under procedures approved by the Board.

PORTFOLIO TURNOVER

Purchases and sales of portfolio securities may be made as considered advisable by the Adviser or Sub-Adviser in the best interests of the shareholders. The Fund’s portfolio turnover rate may vary from year to year, as well as within a year. The Fund’s distributions of any net short-term capital gains realized from portfolio transactions are taxable to shareholders as ordinary income. In addition, higher portfolio turnover rates can result in corresponding increases in portfolio transaction costs for the Fund. See “PORTFOLIO TRANSACTIONS AND BROKERAGE” in this SAI.

For reporting purposes, the Fund’s portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the fiscal year by the monthly average of the value of the portfolio securities owned by the Fund during the fiscal year. In determining such portfolio turnover, all securities whose maturities at the time of acquisition were one year or less are excluded. A 100% portfolio turnover rate would occur, for example, if all of the securities in the Fund’s investment portfolio (other than short-term money market securities) were replaced once during the fiscal year. Portfolio turnover will not be a limiting factor should the Adviser or Sub-Adviser deem it advisable to purchase or sell securities.

The following tables summarize the portfolio turnover rates for the Fund for the fiscal years noted.

For the Fiscal Year Ended September 30, 2018	For the Fiscal Year Ended September 30, 2017	For the Fiscal Year Ended September 30, 2016
70%	129%	132%

DISCLOSURE OF PORTFOLIO HOLDINGS

This Policy sets forth the conditions under which Portfolio Holdings (defined below) data for the Trust on behalf of the Fund may be disclosed to Third Parties (defined below) (which may include the public) and Service Providers (defined below). No data about the Fund’s portfolio holdings may be disclosed except in accordance with this Policy.

Portfolio Holdings data includes, but is not limited to, the following information about the Fund: (i) specific securities held; (ii) industry sector breakdowns as a percentage of portfolio net assets; (iii) asset composition (e.g., equities versus bonds); (iv) U.S. versus foreign holdings percentage breakdowns and regional breakdowns (e.g., Asia, North America); and (v) top 10 portfolio holdings in order of position size, including percentage of portfolio.

“Third Parties” or a “Third Party” means a person other than a Service Provider, an employee of a Service Provider, a Trustee of the Board of Trustees of the Trust, or an officer of the Trust.

“Service Providers” or a “Service Provider” includes, but is not limited to, the investment adviser, administrator, custodian, transfer agent, fund accountant, principal underwriter, software or technology service providers, pricing and proxy voting service providers, research and trading service providers, auditors, accountants, and legal counsel, or any other entity that has a need to know such information in order to fulfill their contractual obligations to provide services to the Fund.

Policy Overview

The Board has adopted, on behalf of the Fund, policies and procedures relating to disclosure of the Portfolio Holdings. These policies and procedures are designed to protect the confidentiality of the Portfolio Holdings information and to prevent the selective disclosure of such information. These policies and procedures may be modified at any time with the approval of the Board.

In order to protect the Fund from any trading practices or other use by a Third Party that could harm the Fund, Portfolio Holdings and other Fund-specific information must not be selectively released or disclosed except under the circumstances described below.

The Board will periodically review the list of entities that have received, other than through public channels, Portfolio Holdings data, to ensure that the disclosure of the information was in the best interest of shareholders, identify any potential for conflicts of interest and evaluate the effectiveness of its current portfolio holding policy.

The identity of such entities is provided below:

Name of Recipient	Frequency of Holdings Disclosure	Information Lag	Date of Information	Date Provided to Recipients
Meritage Capital, LLC (Adviser)	Daily	None	Daily	Daily
Sage Advisory Services, Ltd. Co. (Sub-Adviser)	Daily	None	Daily	Daily
ALPS Fund Services, Inc. (Administrator)	Daily	None	Daily	Daily
MUFG Union Bank, National Association (Custodian)	Daily	None	Daily	Daily
Cohen & Company, Ltd. (Independent Registered Public Accounting Firm)	As needed	None	As needed	As needed
Davis Graham & Stubbs LLP (Trust Counsel)	As needed	None	As needed	As needed
Thompson Hine LLP Independent Counsel)	As needed	None	As needed	As needed
Institutional Shareholder Services Inc.	Daily	None	Daily	Daily
Factset	Daily	None	Daily	Daily

Only officers of the Trust and their authorized agents, including, but not limited to, the Chief Compliance Officer of the investment adviser, may approve the disclosure of the Fund’s Portfolio Holdings. Except as set forth under “Policy Exceptions” below, exceptions to this Policy may only be made if an officer of the Trust and its authorized agents, including, but not limited to, the Chief Compliance Officer of the investment adviser, determines that the disclosure is being made for a legitimate business purpose and such disclosures must be documented and reported to the Board on a quarterly basis. In all cases, Third Parties and Service Providers are required to execute a non-disclosure agreement requiring the recipient to keep confidential any Portfolio Holdings data received and not to trade on the Confidential Portfolio Information (defined below) received. Neither the Trust nor its Service Providers (nor any persons affiliated with either) can receive any compensation or other consideration in connection with the sharing of the Fund’s Portfolio Holdings.

Disclosure of the Portfolio Holdings’ information that is not publicly available (“Confidential Portfolio Information”) may be made to Service Providers. In addition, to the extent permitted under applicable law, the investment adviser may distribute (or authorize the custodian or principal underwriter to distribute) Confidential Portfolio Information to the Fund’s relevant Service Providers and to facilitate the review of the Fund by certain mutual fund analysts (such as Morningstar and Lipper Analytical Services) and ratings agencies (such as Moody’s and S&P) (“Rating Agencies”); provided that such disclosure is limited to the information that the investment adviser believes is reasonably necessary in connection with the services to be provided. As noted above, except to the extent permitted under this Policy, Confidential Portfolio Information may not be disseminated for compensation or other consideration.

Before any disclosure of Confidential Portfolio Information to Service Providers or Rating Agencies is permitted, the applicable Fund’s investment adviser’s Chief Compliance Officer (or persons designated by the investment adviser’s Chief Compliance Officer) must determine in writing that, under the circumstances, the disclosure is being made for a legitimate business purpose. Furthermore, the recipient of Confidential Portfolio Information by a Service Provider or Rating Agency must be subject to a written confidentiality agreement that prohibits any trading upon the Confidential Portfolio Information or the recipient must be subject to professional or ethical obligations not to disclose or otherwise improperly use the information, such as would apply to independent registered public accounting firms or legal counsel.

The Fund’s Adviser shall have primary responsibility for ensuring that the Portfolio Holdings information is disclosed only in accordance with this Policy. As part of this responsibility, the Fund’s Adviser will maintain such internal policies and procedures as it believes are reasonably necessary for preventing the unauthorized disclosure of Confidential Portfolio Information.

Full Portfolio Holdings

The disclosure policy currently authorizes the quarterly dissemination of full portfolio holdings of the Fund with a thirty (30) calendar day lag. Except as set forth in this Policy, the full holdings of the Fund will also be disclosed on a quarterly basis on forms required to be filed with the SEC as follows: (i) Portfolio Holdings as of the end of each fiscal year will be filed as part of the annual report filed on Form N-CSR; (ii) Portfolio Holdings as of the end of the first and third fiscal quarters will be filed in Form N-Q; and (iii) Portfolio Holdings as of the end of the second fiscal quarter will be filed as part of the semi-annual report filed on Form N-CSR. The Trust’s Form N-CSRs and Form N-Qs are available free of charge on the SEC’s website at www.sec.gov. Portfolio holdings information may be separately provided to any person, including rating and ranking organizations such as Morningstar and Lipper, at the same time that it is filed with the SEC.

Partial Portfolio Holdings

Except as set forth in this Policy, partial Portfolio Holdings information will only be provided to Third Parties for the most recent month-end period and only after a thirty (30) calendar day delay from the end of the month being provided. These holdings may include any combination of the Portfolio Holdings information, except for full Portfolio Holdings.

Policy Exceptions

The following disclosures of Portfolio Holdings are not prohibited by this Policy:

■	Disclosures that are required by law;
■	Disclosures necessary for Service Providers to perform services to the Fund, provided that they are made pursuant to a written agreement between the Service Provider and the receiving party that restricts the third party’s use of the information;
■	Disclosure necessary for Rating Agencies to assess applicable fund ratings;
■	Disclosures necessary to broker-dealers or banks as a part of the normal buying, selling, shorting or other transactions in portfolio securities;
■	Disclosures to the Fund’s or Service Providers’ regulatory authorities, accountants, or counsel; and
■	Disclosures to the Adviser of the Fund of compiled data concerning accounts managed by the Adviser.

PORTFOLIO TRANSACTIONS AND BROKERAGE

Investment Decisions and Portfolio Transactions

Investment decisions for the Fund are made with a view to achieving its investment objectives. Investment decisions are the product of many factors in addition to basic suitability for the particular client involved (including the Fund). Some securities considered for investment by the Fund may also be appropriate for other clients served by the Adviser or Sub-Adviser. Thus, a particular security may be bought or sold for certain clients even though it could have been bought or sold for other clients at the same time. If a purchase or sale of securities consistent with the investment policies of the Fund and one or more of these clients is considered at or about the same time, transactions in such securities will be allocated among the Fund and clients in a manner deemed fair and reasonable by the Adviser or Sub-Adviser. Particularly when investing in less liquid or illiquid securities of smaller capitalization companies, such allocation may take into account the asset size of the Fund in determining whether the allocation of an investment is suitable. The Adviser or Sub-Adviser may aggregate orders for a Fund with simultaneous transactions entered into on behalf of its other clients so long as price and transaction expenses are averaged either for the portfolio transaction or for that day. Likewise, a particular security may be bought for one or more clients when one or more clients are selling the security. In some instances, one client may sell a particular security to another client. It also sometimes happens that two or more clients simultaneously purchase or sell the same security, in which event each day’s transactions in such security are, insofar as possible, averaged as to price and allocated between such clients in a manner which in the Adviser’s or Sub-Adviser’s opinion is equitable to each and in accordance with the amount being purchased or sold by each. There may be circumstances when purchases or sales of portfolio securities for one or more clients will have an adverse effect on other clients, including the Fund.

Brokerage and Research Services

The Adviser and Sub-Adviser place orders for the purchase and sale of portfolio securities for the Fund through several brokers-dealers. The Adviser and Sub-Adviser conduct a thorough analysis, based on its policies and procedures, to determine the broker or dealer to be used and the commission rates to be paid. The factors involved in the broker or dealer selection include transaction costs, broker research capabilities and service level.

The commissions paid by the Fund comply with the Adviser’s and Sub-Adviser’s duty to obtain “best execution.” The Fund may pay commissions that are higher than that which they could obtain at another financial institution to effect the same transaction. The Adviser and Sub-Adviser each conduct an analysis and makes a determination as to the reasonableness of commissions in relation to the value of the brokerage and research services received. In seeking best execution, the determinative factor is not the lowest possible cost, but whether the transaction represents the best qualitative execution, taking into consideration the full range of services, including without limitation, the value of research provided, execution capability, commission rates, and responsiveness. Both the Adviser and Sub-Adviser seek competitive rates but may not obtain the lowest possible commission rates for Fund transactions. Although the Fund may use a broker-dealer that sells Fund shares to effect transactions for the Fund’s portfolios, the Fund will not consider the sale of Fund shares as a factor when selecting broker-dealers to execute those transactions.

Subject to the Adviser’s or the Sub-Adviser’s policy of seeking best execution for transactions, and subject to the criteria of Section 28(e) of the Securities and Exchange Act of 1934, as amended (the “1934 Act”), the Adviser or Sub-Adviser may place trades with a broker-dealer that provides brokerage and research services. The Adviser or Sub-Adviser may have an incentive to select or recommend a broker based on its interest in receiving research or other products or services, rather than its interest in receiving the most favorable execution for a Fund. However, in selecting a broker for research, the Adviser or Sub-Adviser makes a good faith determination that the amount of commission charged is reasonable in relation to the value of the brokerage, research received. The determination may be viewed in terms of a particular transaction or the Adviser’s or Sub-Adviser’s overall responsibilities with respect to the accounts over which it exercises investment discretion. Research and brokerage services provided by broker-dealers chosen by the Adviser to place a Fund’s portfolio transactions may be useful to the Adviser or Sub-Adviser in providing services to the Adviser’s or Sub-Adviser’s other clients, although not all of these services may be necessarily useful and of value to the Adviser in managing the Fund. Conversely, brokerage and research products and services provided to the Adviser or Sub-Adviser by broker-dealers in connection with trades executed on behalf of other clients of the Adviser or Sub-Adviser may be useful to the Adviser or Sub-Adviser in managing the Fund, although not all of these brokerage and research products and services may be necessarily useful and of value to the Adviser or Sub-Adviser in managing such other clients. Subject to Section 28(e) of the 1934 Act, the Adviser and Sub-Adviser may pay a broker additional commission in recognition of the value of the brokerage and/or research services provided by that broker. When the Adviser or Sub-Adviser uses Fund brokerage commissions to obtain research or other products or services, the Adviser or Sub-Adviser receives a benefit because it does not have to produce or pay for the research, products or services. The advisory fees paid by the Fund are not reduced because the Adviser or Sub-Adviser receives such services even though the receipt of such services relieves the Adviser or from expenses it might otherwise bear.

The Adviser or Sub-Adviser may place orders for the purchase and sale of exchange-listed portfolio securities with a broker-dealer that is an affiliate of the Adviser or Sub-Adviser where, in the judgment of the Adviser or Sub-Adviser, such firm will be able to obtain a price and execution at least as favorable as other qualified broker-dealers. Pursuant to rules of the SEC, a broker-dealer that is an affiliate of the Adviser or Sub-Adviser may receive and retain compensation for effecting portfolio transactions for the Fund on a securities exchange if the commissions paid to such an affiliated broker-dealer by the Fund on exchange transactions do not exceed “usual and customary brokerage commissions.” The rules define “usual and customary” commissions to include amounts which are “reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time.” As required by applicable SEC rules, the Board has adopted procedures which are reasonably designed to provide that any commissions, fees or other remuneration paid to an affiliated broker are consistent with the foregoing standards.

The following tables list the total amount of brokerage commissions paid by the Fund for the fiscal year or period noted:

For the Fiscal Year Ended September 30, 2018	For the Fiscal Year Ended September 30, 2017	For the Fiscal Year Ended September 30, 2016	For the Fiscal Year Ended September 30, 2015
$0	$0	$0	$0

The Fund had no transactions identified for execution primarily on the basis of research and other services provided to the Fund and therefore no related commissions for the fiscal years ended September 30, 2018, September 30, 2017, September 30, 2016 and September 30, 2015.

The following tables list the total amount of brokerage commissions to brokers who were affiliated with the Fund or the Adviser during the fiscal year or period noted below:

For the Fiscal Year Ended September 30, 2018	For the Fiscal Year Ended September 30, 2017	For the Fiscal Year Ended September 30, 2016	For the Fiscal Year Ended September 30, 2015
$0	$0	$0	$0

The Fund may acquire securities of brokers who execute the Fund’s portfolio transactions. As of September 30, 2018, the Fund owned securities of their regular broker-dealers (or parents) as shown below:

Name of Broker-Dealer	Market Value
Goldman Sachs & Co.	350,982
Citigroup Global Markets, Inc.	295,201
JP Morgan Chase & Co.	467,230
Royal Bank of Canada	-
Jefferies Group LLC	135,466
Wells Fargo & Co.	194,400
Barclays Bank PLC	180,434
Credit Suisse Securities LLC	92,395
Nomura Securities Co., Ltd	195,099
BNP Paribas SA	-

PURCHASE, EXCHANGE AND REDEMPTION OF SHARES

ALPS Fund Services, Inc. (the “Transfer Agent”) will maintain an account for each shareholder upon which the registration and transfer of shares are recorded, and any transfers shall be reflected by bookkeeping entry, without physical delivery. Confirmations of each purchase or redemption are sent to each shareholder. Quarterly statements of account are sent which include shares purchased as a result of a reinvestment of Fund distributions. The Transfer Agent will require that a shareholder provide requests in writing, accompanied by a valid signature guarantee form, when changing certain information in an account (i.e., wiring instructions, telephone privileges, etc.).

Share Classes

Shares of the Fund are currently divided into two share classes: Class A and Class I.

The assets received by each class of the Fund for the issue or sale of its shares and all income, earnings, profits, losses and proceeds therefrom, subject only to the rights of creditors, are allocated to, and constitute the underlying assets of, that class of the Fund. The underlying assets of each class of the Fund are segregated and are charged with the expenses with respect to that class of the Fund along with a share of the general expenses of the Fund and the Trust. Any general expenses of the Fund that are not readily identifiable as belonging to a particular class of the Fund are allocated by or under the direction of the Board in such manner as they determine to be fair and reasonable.

Purchase of Shares

The following table lists the sales charges that will be applied to your share purchase, subject to the breakpoint discounts indicated in the table and described below.

Purchase Amount	Class A (Sales Charge)*	Class I (Sales Charge)
Less than $50,000	5.50%	None
$50,000 but less than $100,000	4.50%	None
$100,000 but less than $250,000	3.50%	None
$250,000 but less than $500,000	2.50%	None
$500,000 but less than $1 million	2.00%	None
$1 million or greater	0.00%*	None

*	If you invest $1 million or more, either as a lump sum or through the Fund’s accumulation or letter of intent programs, you can purchase Class A shares without an initial sales charge (load); however, a Contingent Deferred Sales Charge (“CDSC”) of 1.00% may apply to Class A shares redeemed within the first 18 months after a purchase in excess of $1 million.

Class A shares are generally available only in connection with investments through retirement plans, broker-dealers, bank trust departments, financial advisors and other financial intermediaries. Class A shares offer the ability for payment of up to 0.25% of net assets for Rule 12b-1 distribution and services. In addition, the Class A shares offer the ability for payment to financial intermediaries for the provision of administrative services, including recordkeeping, subaccounting, order processing for omnibus or networking accounts, or other shareholder services provided on behalf of their clients. Consult with your financial intermediary representative for additional information on whether the shares are an appropriate investment choice. Consult with your financial intermediary representative for additional information on whether the shares are an appropriate investment choice. Investments of $50,000 or more, either as a lump sum or through the Fund’s accumulation or letter of intent programs may be eligible for a waiver of all or part of the 5.50% initial sales charge (load).

Class I shares are offered only through certain types of financial intermediaries and to certain institutional investors. Class I shares are offered through financial intermediaries (including, but not limited to, broker-dealers, retirement plans, bank trust departments and financial advisers) who do not require payment from the Fund or its service providers for the provision of distribution, administrative or shareholder retention services, except for networking and/or omnibus account fees. Institutional investors may include, but are not limited to, corporations, retirement plans, public plans and foundations/endowments. Class I shares are not offered directly to individual investors.

Not all financial intermediaries offer all classes of shares. Each investor’s financial considerations are different. You should speak with your financial advisor to help you decide which share class is best for you. If your financial intermediary offers more than one class of shares, you should carefully consider which class of shares to purchase. Certain classes have higher expenses than other classes, which may lower the return on your investment.

The minimum initial investments in the Fund are set forth in the Prospectus. Subsequent purchases may be made in any amount.

Subsequent investments may be made at any time by mailing a check to the Transfer Agent, along with a detachable stub from the Statement of Account (or a letter providing the account number). Shareholders should be sure to write the Fund’s account number on the check. Purchases of Fund shares (initial or subsequent) may not be made by third-party check.

Shares of the Fund may be purchased on any business day at the net asset value per share next determined after receipt of a purchase order. Share certificates will not be issued. Share purchase orders are effective on the date the Fund receives a completed Account Application Form (and other required documents) and federal funds become available.

Initial and subsequent investments may also be made by wire transfer. Shareholders should note that their bank may charge a fee in connection with transferring money by bank wire.

For a share purchase order for the Fund to become effective on a particular business day, prior to 4:00 p.m. (Eastern time): (i) in the case of a wire transfer payment, a purchaser must call 1-855-674-4642 to inform the Transfer Agent of an incoming wire transfer; or (ii) in the case of payment by check or money order, a complete share purchase order must be actually received by the Transfer Agent, and, in either case, federal funds must be received by the Transfer Agent, on behalf of the Fund. If federal funds are received by the Transfer Agent that same day, the order will be effective on that day. If the Fund receives notification of a wire transfer or a complete share purchase order after 4:00 p.m. (Eastern time), or if federal funds are not received by the Transfer Agent, such purchase order shall be executed as of the date that federal funds are actually received.

The price of the Fund’s shares and the valuation of Fund assets are discussed in “NET ASSET VALUE.”

Dealer Commissions and Compensation

Class A Shares

A selling broker may receive commissions on purchases of Class A shares over $1 million calculated as follows: 1.00% on purchases between $1 million and $3 million, 0.50% on amounts over $3 million but less than $5 million, 0.25% on amounts over $5 million. The commission rate is determined based on the purchase amount combined with the current market value of existing investments in Class A shares.

Underwriting Commissions

The following chart reflects the total front-end sales charges paid in connection with the sale of Class A shares of the Funds and the amount retained by ALPS Distributors, Inc. for the fiscal year or period indicated below:

For the Fiscal Year Ended September 30, 2018		For the Fiscal Year Ended September 30, 2017		For the Fiscal Year Ended September 30, 2016		For the Fiscal Year Ended September 30, 2015
Total Sales Charge	Amount Retained	Total Sales Charge	Amount Retained	Total Sales Charge	Amount Retained	Total Sales Charge	Amount Retained
$4,462	$729	$6,765	$1,165	$9,509	$-	$ -	$-

Redemption of Shares

If the Board determines that it is in the best interests of the remaining shareholders of the Fund, the Fund may pay the redemption price in whole, or in part, by a distribution in kind from the Fund, in lieu of cash, taking such securities at their value employed for determining such redemption price, and selecting the securities in such manner as such Board may deem fair and equitable. A shareholder who receives a distribution in kind may incur a brokerage commission upon a later disposition of such securities and may receive less than the redemption value of such securities or property upon sale, particularly where such securities are sold prior to maturity. However, the Fund is required to redeem shares solely for cash up to the lesser of $250,000 or 1% of the NAV of the Fund during any 90-day period for any one shareholder. Should redemptions by any shareholder exceed such limitation, the Fund will have the option of redeeming the excess in cash or in-kind. A redemption-in-kind is not as liquid as a cash redemption.

Under the 1940 Act, the Fund may suspend the right of redemption or postpone the date of payment upon redemption for any period: (i) during which the NYSE is closed, other than customary weekend and holiday closings; (ii) during which trading on the NYSE is restricted; or (iii) during which (as determined by the SEC by rule or regulation) an emergency exists as a result of which disposal or valuation of portfolio securities is not reasonably practicable, or for such other periods as the SEC may permit. The Fund may also suspend or postpone the recordation of the transfer of its shares upon the occurrence of any of the foregoing conditions.

Redemption Procedures. The Fund will redeem all full and fractional shares of the Fund upon request on any business day at the applicable net asset value determined after the receipt of proper redemption instructions, less any applicable redemption fees. Shareholders liquidating their holdings will receive upon redemption all dividends reinvested through the date of redemption. If notice of redemption is received on any business day, the redemption will be effective on the date of receipt. Payment will ordinarily be made by wire on the next business day, but, in any case, within no more than seven business days from the date of receipt. If the notice is received on a day that is not a business day or after the close of regularly scheduled trading on the NYSE, the redemption notice will be deemed received as of the next business day. The value of shares at the time of redemption may be more or less than the shareholder’s cost.

No redemption requests will be processed until the Fund has received a completed Purchase Application, and no redemption of shares purchased by check will be made until all checks received for such shares have been collected, which may take up to 15 days or more.

Redemption Fees. If you sell your shares of the Fund after holding them 60 calendar days or less, a 1.00% short-term redemption fee may be deducted from the redemption amount. For this purpose, shares held longest will be treated as being redeemed first and shares held shortest as being redeemed last. The fees are paid to the Fund and are designed to help offset the brokerage commissions, market impact and other costs associated with short-term shareholder trading.

The short-term redemption fee does not apply to: (i) redemptions of shares acquired by reinvesting dividends and distributions; (ii) rollovers, transfers and changes of account registration within the Fund as long as the money never leaves the Fund; and (iii) redemptions in-kind.

The Fund also permits waivers of the short-term redemption fee for the following transactions:

•	Redemptions due to small balance maintenance fees;

•	Redemptions related to death or due to a divorce decree;

•	Certain types of IRA account transactions, including: redemptions pursuant to systematic withdrawal programs, required minimum distributions, withdrawals due to disability or death, return of excess contribution amounts and redemptions related to payment of custodian fees; and

•	Certain types of employer-sponsored and 403(b) retirement plan transactions, including: loans or hardship withdrawals, minimum required distributions, redemptions pursuant to systematic withdrawal programs, forfeiture of assets, return of excess contribution amounts, redemptions related to payment of plan fees and redemptions related to death, disability or qualified domestic relations order.

The application of short-term redemption fees and waivers may vary among intermediaries and certain intermediaries may not apply the waivers listed above. If you purchase, exchange or sell Fund shares through an intermediary, you should contact your intermediary for more information on whether the short-term redemption fee will be applied to redemptions of your shares.

The Fund reserves the right to modify or eliminate the short-term redemption fee or waivers at any time. Investment advisers or their affiliates may pay short-term redemption fees on behalf of investors in managed accounts. Unitized group accounts consisting of qualified plan assets may be treated as a single account for redemption fee purposes.

Note: The Fund has the right to suspend or postpone redemptions of shares for any period (i) during which the NYSE or exchange is closed, other than customary weekend and holiday closings; (ii) during which trading on the NYSE or exchange is restricted; or (iii) during which (as determined by the SEC or other regulatory authority by rule or regulation) an emergency exists as a result of which disposal or valuation of portfolio securities is not reasonably practicable, or as otherwise permitted by the SEC or other regulatory authority.

Redemption By Mail. Shares may be redeemed by mail by submitting a written request from the registered owner(s) signed exactly as shares are registered.

The Fund requires a medallion signature guarantee on any written redemption over $100,000 (but may require additional documentation or a medallion signature guarantee on any redemption request to help protect against fraud); the redemption of corporate, partnership or fiduciary accounts; or for certain types of transfer requests or account registration changes. A medallion signature guarantee may be obtained from a domestic bank or trust company, broker, dealer, clearing agency, savings association or other financial institution that is participating in a medallion program recognized by the Securities Transfer Association. The three “recognized” medallion programs are Securities Transfer Agents Medallion Program (STAMP), Stock Exchanges Medallion Program (SEMP) and NYSE, Inc. Medallion Signature Program (NYSE MSP). Please call 1-855-674-4642 for information on obtaining a signature guarantee.

Signature guarantees by an acceptable guarantor are required to redeem amounts greater than $50,000 or to have proceeds sent to an address other than the address of record. The Transfer Agent has adopted standards and procedures pursuant to which signature-guarantees in proper form generally will be accepted from domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations, as well as from participants in STAMP, SEMP and NYSE MSP.

Shareholders with any questions regarding signature-guarantees should contact the Transfer Agent.

In certain instances, the Transfer Agent may require additional documents including, but not limited to, trust instruments, death certificates, appointments as executor or administrator or certificates of corporate authority.

Checks for redemption proceeds will be mailed to the address of record within seven days of redemption.

Redemption By Wire. If redemption by wire has been elected in the Purchase Application, shares may be redeemed on any business day upon request made by telephone or letter. A shareholder or any authorized agent (so designated on the Account Application Form) must provide the Transfer Agent with the dollar or share amount to be redeemed, the account to which the redemption proceeds should be wired, the name of the shareholder and the shareholder’s account number. Shareholders should note that their bank may charge a fee in connection with transferring money by wire.

A shareholder may change its authorized agent, the address of record or the account designated to receive redemption proceeds at any time by providing the Transfer Agent with written instructions signature guaranteed as described above.

Telephone Redemption. A shareholder may request redemption by calling the Transfer Agent at 1-855-674-4642. Proceeds from telephone redemptions will be forwarded to the shareholder by check unless the shareholder has requested redemption by wire in the manner described above under “Redemption by Wire.” The check will be made only payable to the registered shareholder and sent to the address of record on file with the Transfer Agent. The Fund reserves the right to refuse a telephone request for redemption if it is believed advisable to do so. Procedures for redeeming shares by telephone may be modified or terminated at any time by the Fund. Neither the Fund nor the Transfer Agent will be liable for following redemption instructions received by telephone which are reasonably believed to be genuine, and the shareholder will bear the risk of loss in the event of unauthorized or fraudulent telephone instructions. The Fund will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. The Fund and/or the Transfer Agent may be liable for any losses due to unauthorized or fraudulent instructions if they do not follow such procedures. The Fund may require personal identification codes.

Distribution and Services (12b-1) Plan for Class A Shares

As described in the Prospectus, the Fund has adopted a separate plan of distribution for Class A shares pursuant to Rule 12b-1 under the 1940 Act (the “Plan”).

The Plan allows the Fund to use Class A assets to pay fees in connection with the distribution and marketing of Class A shares and/or the provision of shareholder services to Class A shareholders. The Plan permits payment for services in connection with the administration of plans or programs that use Class A shares of the Fund as their funding medium and for related expenses.

The Plan permits the Fund to make total payments at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to its Class A shares. Because these fees are paid out of the Fund’s Class A assets on an ongoing basis, over time they will increase the cost of an investment in Class A shares, and Plan fees may cost an investor more than other types of sales charges.

Under the terms of the Plan, the Trust is authorized to make payments to the Distributor for remittance to retirement plan service providers, broker-dealers, bank trust departments, financial advisors and other financial intermediaries, as compensation for distribution and/or shareholder services performed by such entities for their customers who are investors in the Fund. Financial intermediaries may from time to time be required to meet certain criteria in order to receive 12b-1 fees. The Distributor is entitled to retain some or all fees payable under the Plan in certain circumstances, including when there is no broker of record or when certain qualification standards have not been met by the broker of record.

The Plan may be terminated by vote of a majority of the Independent Trustees, or by vote of a majority of the outstanding voting securities of the relevant class of shares of the Fund. The Plan may be amended by vote of the relevant Trustees, including a majority of the relevant Independent Trustees, cast in person at a meeting called for that purpose. Any change in the Plan that would materially increase the fees payable thereunder by the relevant class of shares of the Fund requires approval by a vote of the holders of a majority of such shares outstanding. The Trustees review quarterly written reports of such costs and the purposes for which such costs have been incurred.

The Plan will continue in effect for successive one-year periods, provided that each such continuance is specifically approved (i) by the vote of a majority of the Independent Trustees of the Trust who have no financial interest in the operation of the Plan and (ii) by the vote of a majority of the entire Board cast in person at a meeting called for that purpose.

Amounts Expensed Under the Distribution and Services 12b-1 Plan

		Advertising	Printing and Mailing of Prospectuses to other than current Shareholders	Compensation to Underwriters	Compensation to Broker- Dealers	Compensation to Sales Personnel	Interest, Carrying or Other Financing Charges	Total 12b-1 Payments
2018	Class A	$ -	$ -		$836	$ -		$836

TRUSTEES AND OFFICERS

The business and affairs of the Fund are managed under the direction of the Trust’s Board. The Board approves all significant agreements between/among the Fund and the persons or companies that furnish services to the Fund, including agreements with its distributor, Adviser, administrator, custodian and Transfer Agent. The day-to-day operations of the Fund are delegated to the Adviser, Sub-Adviser and administrator.

The name, address, age and principal occupations for the past five years of the Trustees and officers of the Trust are listed below, along with the number of portfolios in the Fund complex overseen by and the other directorships held by the Trustee.

Independent Trustees

Name, Birth Year & Address*	Position(s) Held with Fund	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years***	Number of Funds in Fund Complex Overseen by Trustee ****	Other Directorships Held by Trustee During Past 5 Years***
Ward D. Armstrong, Birth year: 1954	Trustee and Chairman	Mr. Armstrong was appointed to the Board on May 27, 2016. Mr. Armstrong was appointed Chairman of the Board at the August 24, 2017 meeting of the Board of Trustees.	Retired; Managing Partner, NorthRock Partners, LLC (October 2013 to July 2015); Managing Director, NorthRock Partners, a Private Wealth Advisory Practice of Ameriprise Financial (February 2010 to October 2013); Senior Vice President, Ameriprise Financial, Inc. (November 1984 to May 2007); President, American Express Asset Management (2002 to 2004); and Chairman, Ameriprise Trust Company (November 1996 to May 2007).	12	Mr. Armstrong is a Director of the Heartland Group, Inc. (5 funds).

J. Wayne Hutchens, Birth year: 1944	Trustee	Mr. Hutchens was elected to the Board on October 30, 2012.	Mr. Hutchens is currently retired. From April 2006 to December 2012, he served as President and CEO of the University of Colorado (CU) Foundation and from April 2009 to December 2012, he was Executive Director of the CU Real Estate Foundation. Mr. Hutchens is also Trustee of the Denver Museum of Nature and Science (2000 to present), Director of AMG National Trust Bank (June 2012 to present) and Trustee of Children’s Hospital Colorado (May 2012 to present). Prior to these positions, Mr. Hutchens spent 29 years in the banking industry, retiring as Chairman of Chase Bank Colorado.	12	Mr. Hutchens is a Director of RiverNorth Opportunity Fund (2013 to present), RiverNorth Opportunistic Municipal Income Fund (2018 to present), RiverNorth Doubleline Strategic Opportunity Fund (2018 to present) and RiverNorth Marketplace Lending Corp. (2018 to present.
Patrick Seese, Birth year: 1971	Trustee	Mr. Seese was elected to the Board on October 30, 2012.	Mr. Seese is an owner and a Managing Director of Integris Partners, a middle-market investment banking firm serving closely-held companies, financial sponsors and public companies (February 2008 to present). Prior to this, Mr. Seese was a Managing Director of Headwaters MB, a middle-market investing banking firm (December 2003 to February 2008). Prior to that, Mr. Seese worked in Credit Suisse First Boston’s Mergers and Acquisitions Group and served as Head of Corporation Development, Katy Industries, a publicly traded industrial and consumer products company and at Deloitte & Touche LLP, where he began his career in 1994.	12	Mr. Seese is a Director of The Mile High Five Foundation (2013 to present) and SJ Panthers Foundation (2016 to present).

Interested Trustee

Name, Birth Year & Address*	Position(s) Held with Fund	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years***	Number of Funds in Fund Complex Overseen by Trustee ****	Other Directorships Held by Trustee During Past 5 Years***
Jeremy O. May, Birth year: 1970	Trustee and President	Mr. May was elected Trustee and President on October 30, 2012. Mr. May was Chairman from October 30, 2012 to August 24, 2017.	Mr. May joined ALPS in 1995 and is currently President and Director of ALPS Fund Services, Inc., ALPS Distributors, Inc., and ALPS Portfolio Solutions Distributor, Inc., Executive Vice President and Director of ALPS Holdings, Inc. and ALPS Advisors, Inc. Because of his positions with these entities, Mr. May is deemed an affiliate of the Trust as defined under the 1940 Act. Mr. May is also on the Board of Directors of the University of Colorado Foundation and the AV Hunter Trust.	12	Mr. May is Trustee of the Reaves Utility Income Fund (1 fund) and Director of the RiverNorth Opportunities Fund (1 fund).

Officers

Name, Birth Year & Address*	Position(s) Held with Fund	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years***
Kimberly R. Storms, Birth year: 1972	Treasurer	Ms. Storms was elected Treasurer of the Trust on October 30, 2012.	Ms. Storms is Senior Vice President and Director of Fund Administration of ALPS. Because of her position with ALPS, Ms. Storms is deemed an affiliate of the Trust as defined under the 1940 Act. Ms. Storms is also Treasurer of Financial Investors Trust, Liberty All-Star Equity Fund and Liberty All-Star Growth Fund, Inc.
Richard C. Noyes, Birth year: 1970	Secretary	Mr. Noyes was elected Secretary of the Trust on November 14, 2016.	Mr. Noyes joined ALPS in 2015 and is Senior Vice President and General Counsel of ALPS. Prior to joining ALPS, Mr. Noyes served as Assistant Vice President and Senior Counsel of Janus Capital Management LLC. Mr. Noyes is deemed an affiliate of the Trust as defined under the 1940 Act.
Anne M. Berg, Birth year: 1973	Assistant Secretary	Ms. Berg was elected Assistant Secretary of the Trust on August 23, 2018.	Ms. Berg joined ALPS as Senior Investment Company Act Paralegal in February 2017. Prior to joining ALPS, Anne was a Senior Legal Manager at Janus Capital Management LLC (2000 – 2017). Because of her position with ALPS, Ms. Berg is deemed an affiliate of the Trust as defined under the 1940 Act.
Lucas D. Foss, Birth Year: 1977	Chief Compliance Officer (“CCO”)	Mr. Foss was elected CCO of the Trust on January 22, 2018.	Mr. Foss joined ALPS in November 2017 as Vice President and Deputy Chief Compliance Officer. Prior to his current role, Mr. Foss served as the Director of Compliance at Transamerica Asset Management (July 2015-November 2017), Deputy Chief Compliance Officer at ALPS (September 2012 – June 2015), Compliance Manager at ALPS (January 2010 - August 2012) and a Senior Compliance Analyst at ALPS (November 2006 – December 2009). Before joining ALPS, Mr. Foss held positions at Bisys Hedge Fund Services and Deutsche Asset Management. Because of his position with ALPS, Mr. Foss is deemed an affiliate of the Trust as defined under the 1940 Act. Mr. Foss is also CCO of Harvest Volatility Edge Trust, Goehring & Rozencwajg Investment Funds, Broadstone Real Estate Access Fund, Inc., Clough Global Funds and Clough Funds Trust.

*	All communications to Trustees and Officers may be directed to ALPS Series Trust c/o 1290 Broadway, Suite 1100, Denver, CO 80203.

**	This is the period for which the Trustee or Officer began serving the Trust. Each Trustee serves an indefinite term, until such Trustee’s successor is elected and appointed, or such Trustee resigns or is deceased. Officers are elected on an annual basis.

***	Except as otherwise indicated, each individual has held the office shown or other offices in the same company for the last five years.

****	The Fund Complex currently consists of 12 series of the Trust; Meritage Capital, LLC and Sage Advisory Services, Ltd. Co. do not provide investment advisory services for any of these series other than the Fund and any other investment companies for which Meritage Capital, LLC and Sage Advisory Services, Ltd. Co. provide investment advisory services, currently none.

Ward D. Armstrong

Mr. Armstrong has been an Independent Trustee of the Trust since May 27, 2016. He has been Director of the Heartland Group, Inc. since February 2008 and was Chairman of Ameriprise Trust Company from November 1996 to May 2007. Mr. Armstrong served as Managing Partner of NorthRock Partners, LLC from October 2013 to July 2015, Managing Director of Northrock Partners, a Private Wealth Advisory Practice of Ameriprise Financial from February 2010 to October 2013, Senior Vice President of Ameriprise Financial, Inc. from November 1984 to May 2007 and President of American Express Asset Management from 2002 to 2004. Mr. Armstrong received a B.S. in Business Administration (Finance Emphasis) from the University of Minnesota, Carlson School of Management. He was selected to serve as a Trustee of the Trust based on his business, financial services and investment management experience.

J. Wayne Hutchens

Mr. Hutchens has been an Independent Trustee of the Trust since October 30, 2012.  He has been a Director of the RiverNorth Opportunity Fund since 2013, the RiverNorth Opportunistic Municipal Income Fund since 2018, the RiverNorth DoubleLine Strategic Opportunity Fund since 2018, the RiverNorth Marketplace Lending Corp. since 2018, Trustee of the Denver Museum of Nature and Science since 2000, and Director of AMG National Trust Bank and Trustee of Children’s Hospital Colorado since 2012. From 2006 to 2012, he served as President and CEO of the University of Colorado (CU) Foundation and from 2009 to 2012, he also served as Executive Director of the CU Real Estate Foundation.  Prior to these positions, Mr. Hutchens spent 29 years in the banking industry, retiring as Chairman of Chase Bank Colorado.  Mr. Hutchens is a graduate of the University of Colorado at Boulder’s School of Business and has done graduate study at Syracuse University and the University of Colorado.  He was selected to serve as a Trustee of the Trust based on his business and financial services experience.

Patrick Seese

Mr. Seese has been an Independent Trustee of the Trust since October 30, 2012.  He has been a Director of The Mile High Five Foundation since 2013 and SJ Panthers Foundation since 2016. He has been an owner and a Managing Director of Integris Partners, a middle-market investment banking firm, since February 2008.  Prior to this, Mr. Seese was a Managing Director of Headwaters, MB, middle-market investing banking firm from 2003 to 2008. Prior to this, Mr. Seese was working in Credit Suisse First Boston’s Mergers and Acquisitions Group and served as Head of Corporate Development for Katy Industries, a publicly traded industrial and consumer products company and at Deloitte & Touche, LLP, where he began his career in 1994.  Mr. Seese is a graduate of the University of Colorado and earned an MBA from The University of Chicago Booth School of Business.  He is one of the founders of The Mile High Five Foundation (MH5), a charity dedicated to fund youth/health-related organizations.  Mr. Seese was selected to serve as a Trustee of the Trust based on his business, financial services and accounting experience.

Jeremy O. May

Mr. May has been an Interested Trustee of the Trust since October 30, 2012.  He has been a Trustee of the Reaves Utility Income Fund and RiverNorth Opportunities Fund since 2018. Mr. May joined ALPS Fund Services, Inc. (“AFS”), the Funds’ administrator, in 1995 and is President and Director of AFS, ALPS Distributors, Inc., the Funds’ principal underwriter, ALPS Portfolio Solutions Distributor, Inc., Executive Vice President and Director of ALPS Holdings, Inc. and ALPS Advisors, Inc.  Before joining ALPS, Mr. May was an auditor with Deloitte & Touche LLP.  Mr. May is also Vice Chairman on the Board of Directors of the University of Colorado (CU) Foundation and the Board of Directors of the AV Hunter Trust.  Mr. May has a B.S. in Business Administration from the University of Colorado.  He was selected to serve as a Trustee of the Trust based on his business, financial services, accounting and investment management experience.

None of the Independent Trustees owns securities in Clarkston Capital Partners, LLC, the Funds’ investment adviser, or ALPS Distributors, Inc., the Funds’ principal underwriter, nor do they own securities in any entity directly controlling, controlled by, or under common control with these entities.

Leadership Structure and Oversight Responsibilities

Overall responsibility for oversight of the Fund rests with the Trustees. The Trust has engaged the Adviser to manage the Fund on a day-to day basis. The Board is responsible for overseeing the Adviser and other service providers in the operations of the Fund in accordance with the provisions of the 1940 Act, applicable provisions of state and other laws and the Trust’s Declaration of Trust. The Board is currently composed of four members, three of whom are Independent Trustees. The Board meets at regularly scheduled quarterly meetings each year. In addition, the Board may hold special in-person or telephonic meetings or informal conference calls to discuss specific matters that may arise or require action between regular meetings. As described below, the Board has established a Nominating and Corporate Governance Committee and an Audit Committee, and may establish ad hoc committees or working groups from time to time, to assist the Board in fulfilling its oversight responsibilities. The Independent Trustees have also engaged independent legal counsel to assist them in performing their oversight responsibilities.

The Board has appointed Ward D. Armstrong, an Independent Trustee, to serve in the role of Chairman. The Chairman’s role is to preside at all meetings of the Board and to act as a liaison with the Adviser, other service providers, counsel and other Trustees generally between meetings. The Chairman may also perform such other functions as may be delegated by the Board from time to time. The Board reviews matters related to its leadership structure annually. The Board has determined that the Board’s leadership structure is appropriate given the Trust’s characteristics and circumstances. These include the Trust’s series of fund shares, each fund’s single portfolio of assets, each fund’s net assets and the services provided by each fund’s service providers.

Risk oversight forms part of the Board’s general oversight of the Fund and is addressed as part of various Board and Committee activities. As part of its regular oversight of the Fund, the Board, directly or through a Committee, interacts with and reviews reports from, among others, Fund management, the Adviser, the Fund’s Chief Compliance Officer, the Fund’s legal counsel and the independent registered public accounting firm for the Fund regarding risks faced by the Fund. The Board, with the assistance of Fund management and the Adviser, reviews investment policies and risks in connection with its review of the Fund’s performance. The Board has appointed a Chief Compliance Officer to oversee the implementation and testing of the Fund’s compliance program and reports to the Board regarding compliance matters for the Fund and its principal service providers. In addition, as part of the Board’s periodic review of the Fund’s advisory and other service provider agreements, the Board may consider risk management aspects of these service providers’ operations and the functions for which they are responsible.

Audit Committee. The Board has an Audit Committee which considers such matters pertaining to the Trust’s books of account, financial records, internal accounting controls and changes in accounting principles or practices as the Trustees may from time to time determine. The Audit Committee also considers the engagement and compensation of the independent registered public accounting firm (“Firm”) and ensures receipt from the Firm of a formal written statement delineating relationships between the Firm and the Trust, consistent with Public Company Accounting Oversight Board Rule 3526. The Audit Committee also meets privately with the representatives of the Firm to review the scope and results of audits and other duties as set forth in the Audit Committee’s Charter. The Audit Committee members, each of whom are Independent Trustees are: Ward D. Armstrong, J. Wayne Hutchens and Patrick Seese. The Audit Committee met three times during the fiscal year ended September 30, 2018.

Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee meets periodically to advise and assist the Board in selecting nominees to serve as trustees of the Trust. The Nominating and Corporate Governance Committee believes the Board generally benefits from diversity of background, experience and views among its members and considers this a factor in evaluating the composition of the Board, but has not adopted any specific policy in this regard. The Nominating and Corporate Governance Committee also advises and assists the Board in establishing, implementing and executing policies, procedures and practices that assure orderly and effective governance of the Trust and effective and efficient management of all business and financial affairs of the Trust. Members of the Nominating and Corporate Governance Committee are currently: Ward D. Armstrong, J. Wayne Hutchens and Patrick Seese. The Nominating and Corporate Governance Committee of the Board met once during the fiscal year ended September 30, 2018.

Independent Trustee Retirement Policy. The Trustees do not serve a specified term of office. Each Trustee will hold office until the termination of the Trust or his or her earlier death, resignation, retirement, incapacity, or removal. Under the Funds’ Independent Trustee Retirement Policy (“Retirement Policy”), upon reaching the age of 75, an Independent Trustee is deemed to tender an offer of retirement, which retirement, if accepted, shall become effective upon the September 30th immediately following the tender of a retirement. The Board may decline the offer upon the vote of a majority of the continuing Trustees. If the Board declines an Independent Trustee’s offer, then the term of office of such Independent Trustee continues in accordance with the term under which such Independent Trustee was elected or appointed, provided that such Independent Trustee shall be deemed to tender another offer of retirement upon each subsequent birthday. The Trustees review the Funds’ Retirement Policy from time to time and may make changes as deemed appropriate.

Shareholder Nominations. The Board will consider shareholder nominees for Trustees. All nominees must possess the appropriate characteristics, skills and experience for serving on the Board. In particular, the Board and its Independent Trustees will consider each nominee’s integrity, educational and professional background, understanding of the Trust’s business on a technical level and commitment to devote the time and attention necessary to fulfill a Trustee’s duties. All shareholders who wish to recommend nominees for consideration as Trustees shall submit the names and qualifications of the candidates to the Secretary of the Trust by writing to: ALPS Series Trust, c/o Secretary, 1290 Broadway, Suite 1100, Denver, Colorado, 80203.

As of December 31, 2018, the dollar range of equity securities in the Fund beneficially owned by the Interested Trustee were as follows:

Interested Trustee	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies
Jeremy O. May	None	None

As of December 31, 2018, the dollar range of equity securities in the Fund beneficially owned by Independent Trustees were as follows:

Independent Trustees		Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies*
Dollar Range of Equity Securities in the Fund
Ward Armstrong	None	None
J. Wayne Hutchens	None	None
Patrick Seese	None	None

*	The Fund Complex currently consists of 12 series of the Trust; Meritage Capital, LLC and Sage Advisory Services, Ltd. Co. do not provide investment advisory services for any of these series other than the Fund and any other investment companies for which Meritage Capital, LLC and Sage Advisory Services, Ltd. Co. provide investment advisory services, currently none.

Remuneration of Trustees. Effective October 1, 2018, the Independent Trustees of the Trust will receive a quarterly retainer of $8,000, plus $4,000 for each regular Board or Committee meeting attended and $2,000 for each special telephonic or in-person Board or Committee meeting attended. Additionally, the Audit Committee Chair will receive an annual retainer of $1,250 and an Independent Chair will receive an annual retainer of $2,500. Previously, the Independent Trustees of the Trust received a quarterly retainer of $6,000, and there were no retainers for the Audit Committee Chair or the Independent Chair. The Independent Trustees are also reimbursed for all reasonable out-of-pocket expenses relating to attendance at meetings.  For the fiscal year ended September 30, 2018, the Independent Trustees received the following compensation:

	Aggregate Compensation From the Trust	Pension Or Retirement Benefits Accrued As Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Aggregate Compensation From The Trust And Fund Complex Paid To Trustees*
J. Wayne Hutchens	$45,000	$0	$0	$45,000
Patrick Seese	$40,000	$0	$0	$40,000
Ward Armstrong	$50,000	$0	$0	$50,000

*	The Fund Complex currently consists of 12 series of the Trust; Meritage Capital, LLC and Sage Advisory Services, Ltd. Co. do not provide investment advisory services for any of these series other than the Fund and any other investment companies for which Meritage Capital, LLC and Sage Advisory Services, Ltd. Co. provide investment advisory services, currently none.

No officer, trustee or employee of the Adviser or any of its affiliates receives any compensation from the Fund for serving as an officer or trustee of the Fund.

INVESTMENT MANAGERS

Meritage, subject to the authority of the Trust’s Board, is responsible for the overall management and administration of the Fund’s business affairs. The Adviser commenced business operations in May 2003 and is registered with the SEC as an investment adviser. Meritage is an affiliate of Brown Advisory, LLC, a SEC-registered investment adviser. As of December 31, 2018, the Adviser provided investment advice with respect to over $1 billion in assets. The Adviser’s principal address is 500 West 2nd Street, Suite 1850, Austin, Texas 78701.

Pursuant to the Investment Advisory Agreement (the “Advisory Agreement”) with the Adviser, the Fund pays the Adviser an annual management fee of 1.25% based on the Fund’s average daily net assets during the month. The management fee is paid on a monthly basis. The initial term of the Advisory Agreement is one year. The Board may extend the Advisory Agreement for additional one-year terms. The Board, shareholders of the Fund or the Adviser may terminate the Advisory Agreement upon 60 days’ notice. A discussion regarding the basis for the Board’s approval of the renewal of the Advisory Agreement is provided in the Fund’s annual report to shareholders for the period ended September 30, 2018.

	For the Fiscal Year Ended September 30, 2018	For the Fiscal Year Ended September 30, 2017	For the Fiscal Year Ended September 30, 2016	For the Year Ended September 30, 2015
Gross Advisory Fees	$368,010	$671,648	$755,387	$647,691
Waiver of Advisory Fees	($238,003)	($108,827)	($115,584)	($249,251)
Reimbursement of other Expenses	$0	$0	$0	$0
Net Advisory Fees	$130,007	$562,821	$639,803	$398,440

As described in the Prospectus, pursuant to a fee waiver agreement (the “Fee Waiver Agreement”), the Adviser has contractually agreed to limit the amount of the Fund’s Total Annual Fund Operating Expenses, exclusive of Distribution and Service (12b-1) fees, Shareholder Service Fees, Acquired Fund Fees and Expenses, brokerage expenses, interest expenses, taxes and extraordinary expenses, to 1.75% of the Fund’s average daily net assets for both Class A and Class I shares. The Fee Waiver Agreement is in effect through January 31, 2020 and may not be terminated or modified prior to this date without the approval of the Fund’s Board of Trustees. The Adviser will be permitted to recover, on a class-by-class basis, expenses it has borne subsequent to the effective date of the agreement described above (whether through reduction of its management fee or otherwise) only to the extent that the Fund’s expenses in later periods do not exceed the lesser of: (1) the contractual expense limit in effect at the time the Adviser waives or limits the expenses; or (2) the contractual expense limit in effect at the time the Adviser seeks to recover the expenses; provided, however, that the Fund will not be obligated to pay any such reduced fees and expenses more than three years after the date on which the fee and expense was reduced. The Fund will not be obligated to pay any such deferred fees and expenses more than three years after the date on which the fees and expense.

Sage is responsible for selecting investments and assuring that investments are made according to the Fund’s investment objective, policies and restrictions. The Sub-Adviser commenced business operations in November 1996 and is registered with the SEC as an investment adviser. As of December 31, 2018, the Sub-Adviser had investment management authority with respect to approximately $12.8 billion in assets. The Sub-Adviser’s principal address is 5900 Southwest Parkway, Building I, Austin, Texas 78735.

Pursuant to the Investment Sub-Advisory Agreement (the “Sub-Advisory Agreement”) among the Adviser, the Sub-Adviser and the Fund, the Adviser pays the Sub-Adviser an annual management fee of 10 basis points for the first $25 million, 18 basis points for the next $25 million and 10 basis points for assets in excess of $50 million. The Sub-Advisory fee is based on the Fund’s average daily net assets during the month. The Sub-Advisory fee is paid on a quarterly basis, with a minimum annual fee of $25,000. The initial term of the Sub-Advisory Agreement is one year. The Board may extend the Sub-Advisory Agreement for additional one-year terms. The Board, shareholders of the Fund or the Adviser may terminate the Sub-Advisory Agreement upon 60 days’ notice. A discussion regarding the basis for the Board’s approval of the renewal of the Sub-Advisory Agreement is provided in the Fund’s annual report to shareholders for the period ended September 30, 2018.

The table below shows the management fees for Sage Advisory Services, Ltd. for the periods indicated:
	For the Fiscal Year Ended September 30, 2018	For the Fiscal Year Ended September 30, 2017	For the Fiscal Year Ended September 30, 2016	For the Fiscal Year Ended September 30, 2015
Gross Sub-Advisory Fees	$23,270	$53,465	$61,780	$49,796
Waiver of Sub-Advisory Fees	$0	N/A	N/A	N/A
Reimbursement of other Expenses	$0	N/A	N/A	N/A
Net Sub-Advisory Fees	$23,270	$53,465	$61,780	$49,796

DISTRIBUTOR

Shares of the Fund are offered on a continuous basis through ALPS Distributors, Inc. (an affiliate of ALPS Fund Services, Inc.) (the “Distributor”), located at 1290 Broadway, Suite 1100, Denver, Colorado 80203, as distributor pursuant to a distribution agreement between the Distributor and the Trust on behalf of the Fund. The Distributor is not obligated to sell any specific amount of Fund shares.

CODE OF ETHICS

The Trust, the Adviser, the Sub-Adviser and the Distributor each have adopted a code of ethics under Rule 17j-1 of the 1940 Act. These codes of ethics permit the personnel of these entities to invest in securities, including securities that the Fund may purchase or hold. The codes of ethics are on public file with, and are available from, the SEC.

ADMINISTRATOR

The Trust on behalf of the Fund currently employs ALPS Fund Services, Inc. (an affiliate of the Distributor) (“ALPS” or the “Administrator”), located at 1290 Broadway, Suite 1100, Denver, Colorado 80203, under an administration agreement to provide certain administrative services to the Fund. Information on the services provided by the Administrator and the fees paid to the Administrator is available in the Prospectus, which is incorporated by reference in this SAI.

The table below shows the administrative fees earned by ALPS for the periods indicated:

For the Fiscal Year Ended September 30, 2018	For the Fiscal Year Ended September 30, 2017	For the Fiscal Year Ended September 30, 2016	For the Fiscal Year Ended September 30, 2015
$191,116	$193,374	$191,914	$179,945

PROXY VOTING POLICIES AND PROCEDURES

Although individual Board members may not agree with particular policies or votes by the Adviser, the Board has approved delegating proxy voting discretion to the Adviser believing that the Adviser should be responsible for voting because it is a matter relating to the investment decision making process.

Attached as Appendix B are the Trust’s, the Adviser’s and the Sub-Adviser’s Proxy Voting Policies and Procedures that the Adviser and Sub-Adviser use to determine how to vote proxies relating to portfolio securities, including the procedures that the Adviser and Sub-Adviser use when a vote presents a conflict between the interests of Fund shareholders, on the one hand, and those of the Adviser, Sub-Adviser or any affiliated person of the Fund, Adviser or the Sub-Adviser, on the other. Appendix B provides a general indication as to how the Adviser and Sub-Adviser will vote proxies relating to portfolio securities on each issue listed. However, Appendix B does not address all potential voting issues or the intricacies that may surround individual proxy votes. For that reason, there may be instances in which votes may vary from the Trust’s, the Adviser’s and the Sub-Adviser’s Proxy Voting Policies and Procedures. Notwithstanding the foregoing, the Adviser and Sub-Adviser always endeavors to vote proxies relating to portfolio securities in accordance with the Fund’s investment objectives. When applicable, information on how a Fund voted proxies relating to portfolio securities during the most recent prior 12-month period ended June 30 will be available without charge, (i) upon request, by calling 1-855-674-4642 and (ii) on the SEC’s website at http://www.sec.gov.

PRINCIPAL SHAREHOLDERS

To the best knowledge of the Trust, the names and addresses of the record and beneficial holders of 5% or more of the outstanding shares of the Fund and the percentage of the outstanding shares held by such holders are set forth below. To the best knowledge of the Trust, entities shown as owning more than 25% of the outstanding Shares of the Fund are not the beneficial owners of such Shares, unless otherwise indicated.

A shareholder who owns beneficially 25% or more of the outstanding securities of a Fund is presumed to “control” that Fund as defined in the 1940 Act. Such control may affect the voting rights of other shareholders.The following table provides the name and address of any person who owns of record or beneficially 5% or more of the outstanding shares of the Fund as of December 31, 2018:

Class	Shareholder Name	Address	Percentage of Interest	Type of Ownership
Class A	PERSHING LLC	1 PERSHING PLZ, JERSEY CITY, NJ 07399	38.49%	Record
Class A	BB&T SECURITIES, LLC	901 E. BYRD ST., STE 250, RICHMOD, VA 23219	30.78%	Record
Class A	CHARLES SCHWAB & CO, INC.	ATTN MUTUAL FUNDS SF215FMT-05, 211 MAIN ST, SAN FRANCISCO, CA 94105	29.92%	Record
Class I	TD AMERITRADE, INC.	200 S 108TH AVE, OMAHA, NE 68154	60.67%	Record
Class I	NATIONAL FINANCIAL SERVICES, LLC	82 DEVONSHIRE ST, MAIL ZONE ZE7, BOSTON, MA 02109	28.11%	Record
Class I	CHARLES SCHWAB & CO, INC.	ATTN MUTUAL FUNDS SF215FMT-05, 211 MAIN ST, SAN FRANCISCO, CA 94105	8.53%	Record

As of September 30, 2018, none of the Trustees or officers of the Trust owned any of the outstanding shares of the Fund.

EXPENSES

The Fund’s expenses include taxes, interest, fees and salaries of the Trust’s Trustees and officers who are not trustees, officers or employees of the Fund’s service contractors, SEC fees, state securities qualification fees, costs of preparing and printing prospectuses for regulatory purposes and for distribution to existing shareholders, advisory and administration fees, charges of the custodian and of the transfer and dividend disbursing agent, certain insurance premiums, outside auditing and legal expenses, costs of shareholder reports and shareholder meetings and any extraordinary expenses. The Fund also pays for brokerage fees and commissions (if any) in connection with the purchase and sale of portfolio securities.

PORTFOLIO MANAGERS

The following sections set forth certain additional information with respect to the portfolio managers for the Fund. Unless noted otherwise, all information is provided as of September 30, 2018.

Other Accounts Managed by Portfolio Managers

The table below identifies as of September 30, 2018, for the portfolio managers of the Fund, the number of accounts (other than the Fund with respect to which information is provided) for which he has day-to-day management responsibilities and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts.

Meritage

Portfolio Manager	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number	Total Assets (in millions)	Number	Total Assets (in millions)	Number	Total Assets (in millions)
Joseph Wade	1	21	11	$243	5	$803
Glenn Stotts	1	21	11	$243	5	$803

Sage

Portfolio Manager(s)	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number	Total Assets (in millions)	Number	Total Assets (in millions)	Number	Total Assets (in millions)
Robert G. Smith III	2	$79	10	$1,017	495	$10,042
Mark C. MacQueen	2	$79	10	$1,017	495	$10,042
Robert C. Peck	2	$79	10	$1,017	495	$10,042
Thomas H. Urano	2	$79	10	$1,017	495	$10,042
Jeffrey S. Timlin	2	$79	10	$1,017	495	$10,042
Robert D. Williams	2	$79	10	$1,017	495	$10,042
Anthony Parish	2	$79	10	$1,017	495	$10,042

Portfolio Manager Compensation

The Adviser’s portfolio manager receives a fixed base salary, an incentive bonus opportunity and a benefits package. Portfolio manager compensation is reviewed and may be modified each year as appropriate to reflect changes in the market, as well as to adjust the factors used to determine bonuses to promote good sustained fund performance. The Adviser’s affiliate, Brown Advisory, LLC, provides employees with a 401(k) plan, and has a matching contribution program in connection with the 401(k) plan.

All Sub-Adviser portfolio managers are paid a base salary, with an opportunity to earn a bonus, which varies depending upon the job level and is set at the sole discretion of the Sub-Adviser. Length of service and cost of living may be also considered. The Sub-Adviser conducts compensation review periodically, often following a performance review. The Sub-Adviser provides employees with a 401(k) plan, and has a matching contribution program in connection with the 401(k) plan. Certain portfolio managers own an equity interest in the Sub-Adviser and receive periodic distributions from the Sub-Adviser’s profits.

Potential Conflicts of Interest with Other Accounts

Potential conflicts of interest may arise when the Fund’s portfolio managers have day-to-day management responsibilities with respect to one or more other funds or other accounts, as is the case for the portfolio managers listed in the table above.

The Adviser, Sub-Adviser and Fund have adopted compliance policies and procedures that are designed to address various conflicts of interest that may arise for the Adviser or the Sub-Adviser and the individuals that they employ. Both the Adviser and Sub-Adviser have adopted trade allocation procedures that are designed to facilitate the fair allocation of limited investment opportunities among multiple funds and accounts. There is no guarantee, however, that the policies and procedures adopted by the Adviser, the Sub-Adviser and the Fund will be able to detect and/or prevent every situation in which an actual or potential conflict may appear. These potential conflicts include:

Allocation of Limited Time and Attention. A portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. As a result, the portfolio manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if he were to devote substantially more attention to the management of a single fund. The effects of this potential conflict may be more pronounced where funds and/or accounts overseen by a particular portfolio manager have different investment strategies.

Allocation of Limited Investment Opportunities. If a portfolio manager identifies a limited investment opportunity that may be suitable for multiple funds and/or accounts, the opportunity may be allocated among these several funds or accounts, which may limit a fund’s ability to take full advantage of the investment opportunity.

Pursuit of Differing Strategies. At times, a portfolio manager may determine that an investment opportunity may be appropriate for only some of the funds and/or accounts for which he exercises investment responsibility, or may decide that certain of the funds and/or accounts should take differing positions with respect to a particular security. In these cases, the portfolio manager may place separate transactions for one or more funds or accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment or benefit of one or more other funds and/or accounts.

Selection of Brokers/Dealers. Portfolio managers may be able to select or influence the selection of the brokers and dealers that are used to execute securities transactions for the funds and/or account that they supervise. In addition to executing trades, some brokers and dealers provide portfolio managers with brokerage and research services (as those terms are defined in Section 28(e) of the 1934 Act), which may result in the payment of higher brokerage fees than might have otherwise been available. These services may be more beneficial to certain funds or accounts than to others. Although the payment of brokerage commissions is subject to the requirement that the portfolio manager determine in good faith that the commissions are reasonable in relation to the value of the brokerage and research services provided to the fund, a portfolio manager’s decision as to the selection of brokers and dealers could yield disproportionate costs and benefits among the funds and/or accounts that he manages.

Variation in Compensation. A conflict of interest may arise where the financial or other benefits available to the portfolio manager differ among the funds and/or accounts that he manages. If the structure of the investment adviser’s management fee and/or the portfolio manager’s compensation differs among funds and/or accounts (such as where certain funds or accounts pay higher management fees or performance-based management fees), the portfolio manager might be motivated to help certain funds and/or accounts over others. The portfolio manager might be motivated to favor funds and/or accounts in which he has an interest or in which the investment adviser and/or its affiliates have interests. Similarly, the desire to maintain or raise assets under management or to enhance the portfolio manager’s performance record or to derive other rewards, financial or otherwise, could influence the portfolio manager to lend preferential treatment to those funds and/or accounts that could most significantly benefit the portfolio manager.

Related Business Opportunities. The Adviser, Sub-Adviser or their affiliates may provide more services (such as distribution or recordkeeping) for some types of funds or accounts than for others. In such cases, a portfolio manager may benefit, either directly or indirectly, by devoting disproportionate attention to the management of funds and/or accounts that provide greater overall returns to the Adviser, the Sub-Adviser and their affiliates.

Ownership of Securities

The table below identifies ownership of Fund securities by each Portfolio Manager as of September 30, 2018.

Portfolio Manager	Dollar Range of Ownership of Securities
Joseph Wade	$150,000-$175,000
Robert G. Smith III	$0
Mark C. MacQueen	$0
Robert C. Peck	$0
Thomas H. Urano	$0
Jeffrey S. Timlin	$0
Robert D. Williams	$0
Anthony Parish	$0

NET ASSET VALUE

The following is a description of the procedures used by the Fund in valuing its assets. For the purpose of pricing purchase and redemption orders, the net asset value per share of a Fund is determined once daily as of the close of regularly scheduled trading on the NYSE (normally, 4:00 p.m. Eastern time). The Fund’s net asset value is calculated on each day that the NYSE is open for trading, i.e., Monday through Friday, except for New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day, and the preceding Friday or subsequent Monday when one of those holidays falls on a Saturday or Sunday, respectively.

In calculating net asset value, portfolio securities listed or traded on national securities exchanges for which market quotations are available are valued at the official closing price. If there is no official closing price, the securities are valued at the mean of the last bid and ask price which represents the current value of the security.

Securities that are primarily traded on foreign exchanges generally are valued at the preceding closing values of such securities on their respective exchanges, except that when an occurrence subsequent to the time a value was so established is likely to have changed such value, then the fair value of those securities will be determined by consideration of other factors by or under the direction of the Trust’s Board or its delegates. In valuing assets, prices denominated in foreign currencies are converted to U.S. dollar equivalents at the current exchange rate. Securities may be valued by independent pricing services which use prices provided by market-makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics. In certain circumstances, bid and ask prices may be obtained from (i) a broker/dealer specified and deemed reliable by the Adviser, (ii) pink sheets, yellow sheets or the blue list, or (iii) a pricing agent that obtains quotations from broker/dealers or evaluates the value of the respective bid and ask prices. All other securities and other assets of the Fund will be valued at fair value as determined in good faith pursuant to procedures adopted by the Board.

TAXES

This section provides additional information concerning U.S. federal income taxes. It is based on the Code, applicable Treasury Regulations, judicial authority and administrative rulings and practice, all as of the date of this SAI, and all of which are subject to change, possibly with retroactive effect. The following does not address any state, local or foreign or estate or gift tax matters.

A shareholder’s U.S. federal income tax consequences from acquiring, holding and disposing of shares in the Fund may vary depending upon his or her particular situation. This discussion only applies to shareholders who are U.S. persons. For purposes of this discussion, U.S. persons are: (i) U.S. citizens or residents, (ii) U.S. corporations, (iii) an estate whose income is subject to U.S. federal income taxation regardless of its source, or (iv) a trust, if a court within the United States is able to exercise primary supervision over its administration and one or more U.S. persons have the authority to control all of its substantial decisions, or certain electing trusts that were in existence on August 20, 1996, and were treated as domestic trusts on August 19, 1996. This discussion does not address issues of significance to U.S. persons in special situations such as: (i) certain types of tax-exempt organizations, (ii) shareholders holding shares through tax-advantaged accounts (such as 401(k) plan accounts or individual retirement accounts), (iii) shareholders holding investments through foreign institutions (financial and non-financial), (iv) financial institutions, (v) broker-dealers, (vi) entities not organized under the laws of the United States or a political subdivision thereof, (vii) shareholders holding shares as part of a hedge, straddle or conversion transaction, and (viii) shareholders who are subject to the U.S. federal alternative minimum tax.

If a partnership (including for this purpose any entity treated as a partnership for U.S. federal income tax purposes) is a beneficial owner of shares, the tax treatment of a partner in the partnership will generally depend upon the status of the partner and the activities of the partnership. Partners of partnerships that are considering the purchase of shares should consult their own tax advisers regarding the U.S. federal income tax consequences of the purchase, ownership and disposition of shares.

The Fund has not requested and will not request an advance ruling from the Internal Revenue Service (the “IRS”) as to the U.S. federal income tax matters described below. The IRS could adopt positions contrary to those discussed below and such positions could be sustained. In addition, the foregoing discussion only addresses some of the U.S. federal income tax considerations generally affecting investments in the Fund. Prospective shareholders are urged to consult with their own tax advisers as to the particular U.S. federal tax consequences to them of an investment in the Fund, as well as the applicability and effect of any state, local or foreign laws, and the effect of possible changes in applicable tax laws.

General Policies

In general, it is the Fund’s policy to distribute to its shareholders as “ordinary income dividends” substantially all of its investment company income (which includes, among other items, dividends, interest and the excess of any net short-term capital gains over net long-term capital losses), paid out annually. It is also the Fund’s policy to distribute annually the excess of net long-term capital gains over net short-term capital losses, if any, after offsetting any capital loss carryovers as “capital gains distributions.”

Ordinary income dividends and capital gain distributions are payable as of the close of the Exchange on the record date for each dividend or distribution. Shareholders may elect to re-invest their ordinary income dividends or capital gain distributions, or both. The election may be made at any time by submitting a written request directly to the Fund. In order for a change to be in effect for any dividend or distribution, it must be received by the Fund on or before the record date for such dividend or distribution.

Distributions and dividends are reinvested in additional Fund shares unless you instruct the Transfer Agent to have your distributions and/or dividends paid by check mailed to the address of record or transferred through an Automated Clearing House to the bank of your choice. If you elect to receive your dividends in cash and the dividend checks sent to you are returned “undeliverable” to the Fund or remain uncashed for six months, your cash election will automatically be changed and your future dividends will be reinvested. No interest will accrue on amounts represented by uncashed dividend or redemption checks.

As required by federal law, detailed U.S. federal tax information will be furnished to each shareholder for each calendar year.

Taxation of the Fund

The Fund intends to elect to be treated and qualify each year as a regulated investment company under Subchapter M of the Code. In order to qualify for the special tax treatment accorded regulated investment companies and their shareholders, the Fund must, among other things: (i) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies and net income derived from interests in “qualified publicly traded partnerships;” (ii) diversify its holdings so that at the end of each fiscal quarter, (a) at least 50% of the value of its total assets consists of cash and cash items (including receivables), U.S. government securities, securities of other regulated investment companies, and other securities limited generally, with respect to any one issuer, to no more than 5% of the value of the Fund’s total assets and 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of the Fund’s total assets is invested in (1) the securities (other than those of the U.S. government or other regulated investment companies) of any one issuer, (2) the securities (other than the securities of other regulated investment companies) of two or more issuers which the Fund controls and which are engaged in the same, similar or related trades or businesses, or (3) in the securities of one or more qualified publicly traded partnerships and (iii) distribute with respect to each taxable year an amount equal to or exceeding the sum of (a) 90% of its “investment company taxable income,” as that term is defined in the Code (which generally includes, among other things, dividends, taxable interest, and the excess of any net short-term capital gains over net long-term capital losses, as reduced by certain deductible expenses) without regard to the deduction for dividends paid, and (b) 90% of its tax-exempt interest income, net of expenses allocable thereto. For purposes of meeting the diversification requirement described in (ii) above, in the case of the Fund’s investment in loan participations, the issuer may be the financial intermediary or the borrower. The requirements for qualification as a regulated investment company may significantly limit the extent to which the Fund may invest in some investments.

With respect to (i) above, the IRS may limit qualifying income from foreign currency gains to the amount of such currency gains that are directly related to a regulated investment company’s principal business of investing in stock or securities (or options and futures with respect thereto) pursuant to regulations that may be promulgated in the future. For purposes of the 90% gross income requirement described in (i) above, income derived from a partnership will generally be treated as qualifying income only to the extent such income is attributable to items of income of the partnership which would be qualifying income if realized by the regulated investment company. However, 100% of the net income derived from an interest in a qualified publicly traded partnership (defined as an entity taxed as a partnership (x) interests in which are traded on an established securities market or readily tradable on a secondary market or the substantial equivalent thereof and (y) that derives less than 90% of its income from the qualifying income described in (i) above) will be treated as qualifying income. In addition, although in general the passive activity loss rules of the Code do not apply to regulated investment companies, such rules do apply to a regulated investment company with respect to items attributable to an interest in a qualified publicly traded partnership. Finally, for purposes of (ii)(a) above, the term “outstanding voting securities of such issuer” will include the equity securities of a qualified publicly traded partnership.

To the extent that it qualifies for treatment as a regulated investment company, the Fund will not be subject to U.S. federal income tax on income distributed to its shareholders in a timely manner in the form of dividends (including capital gain dividends, defined below). In certain situations, the Fund can cure failures to meet the income and diversification tests described above, including, in some cases, by paying a Fund-level tax and, in the case of diversification failures, disposing of certain assets. If the Fund were to fail to qualify as a regulated investment company accorded special tax treatment in any taxable year – for example, because it was not sufficiently diversified under the applicable Code tests – the Fund would be subject to tax on its taxable income at corporate rates, and all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, would be taxable to shareholders as ordinary income. To qualify again to be taxed as a regulated investment company that is accorded special treatment in a subsequent year, the Fund could be required to pay substantial taxes, penalties and interest and make substantial distributions. In addition, if the Fund fails to qualify as a regulated investment company for a period greater than two taxable years, the Fund may be required to recognize and pay tax on any net built-in gain (the excess of aggregate gain, including items of income, over aggregate loss that would have been realized if the Fund had been liquidated) or, alternatively, to be subject to taxation on such built-in gain recognized for a period of five years, in order to qualify as a regulated investment company in a subsequent year.

As a regulated investment company, the Fund generally will not be subject to U.S. federal income tax on its net capital gains (that, is any net long-term capital gains in excess of net short-term capital losses) properly reported by the Fund in a written statement to shareholders as capital gain dividends (“capital gain dividends”) and its investment company taxable income if any, that the Fund distributes to shareholders on a timely basis. The Fund intends to distribute substantially all of its investment company taxable income and substantially all of its net capital gains, after offsetting any capital loss carryovers, in a taxable year. If the Fund does retain any investment company taxable income, it will be subject to tax at regular corporate rates on the amount retained. However, the Fund may elect to have certain distributions paid after the close of a tax year treated as having been paid during the tax year for purposes of the regulated investment company distribution requirements and for purposes of determining its taxable income (“spill-over dividends”). Spill-over dividends are taxed to shareholders in the year in which they are received.

If the Fund retains any net capital gain, it will also be subject to tax at regular corporate rates on the amount retained, but may designate the retained amount as undistributed capital gains in a notice to its shareholders who (i) will be required to include in income for U.S. federal income tax purposes, as long-term capital gain, their shares of such undistributed amount, and (ii) will be entitled to credit their proportionate shares of the tax paid by the Fund on such undistributed amount against their U.S. federal income tax liabilities, if any. For U.S. federal income tax purposes, the tax basis of shares owned by a shareholder of the Fund will be increased by an amount equal to the difference between the amount of undistributed capital gains included in the shareholder’s income and the tax deemed paid by the shareholder under clause (ii) of the preceding sentence.

Generally, the excess (if any) of the Fund’s net short-term capital loss over the net long-term capital loss for a taxable year will carry over as a short-term capital loss arising on the first day of the next tax year. In addition, the excess (if any) of the Fund’s net long-term capital loss over the net short-term capital gain for the year will carry over as a long-term capital loss arising on the first day of the next tax year. Unused capital losses realized by the Fund in taxable years beginning after December 22, 2010 may be carried forward indefinitely until they can be used to offset capital gains.

If future capital gains are offset by carried-forward capital losses, such future capital gains are not subject to Fund-level federal income tax, regardless of whether they are distributed to shareholders. However, future capital gains offset by carried-forward capital losses are generally subject to taxation as ordinary dividends to shareholders if distributed. Accordingly, the Fund does not expect to distribute any capital gains offset by carried-forward capital losses. The Fund cannot carry back or carry forward any net operating losses. As of September 30, 2018, the Fund had $165,031 of short-term capital losses and $117,606 of long-term capital losses to carry-forward with no expiration.

A regulated investment company may elect to treat any post-October capital loss (defined as the Fund’s net capital loss, net long-term capital loss, or net short-term capital loss, as applicable, in each case attributable to the portion of the taxable year after October 31) and late-year ordinary loss (generally, (i) net ordinary losses from the sale, exchange or other taxable disposition of property, attributable to the portion of the taxable year after October 31, plus (ii) other net ordinary losses attributable to the portion of the taxable year after December 31) as if incurred in the succeeding taxable year.

If the Fund fails to distribute in a calendar year at least an amount equal to the sum of 98% of its ordinary income for such year and 98.2% of its net capital gain income for the one year period ending on October 31 of such year, plus any retained amount for the prior year, the Fund will be subject to a non-deductible excise tax on the undistributed amounts. For these purposes, ordinary gains and losses from the sale, exchange or other taxable disposition of property that would be properly taken into account after October 31 are treated as arising on January 1 of the following calendar year. For purposes of the excise tax, the Fund will be treated as having distributed any amount on which it has been subject to corporate income tax in the taxable year ending within the calendar year. A dividend paid to shareholders in January of a year generally is deemed to have been paid on December 31 of the preceding year, if the dividend is declared and payable to the shareholders of record on a date in October, November or December of that preceding year.

The Fund intends to make distributions sufficient to avoid imposition of the excise tax, although there can be no assurance that it will be able to do so. Moreover, the Fund reserves the right to pay an excise tax rather than make an additional distribution when circumstances warrant (for example, the amount of excise tax to be paid is deemed de minimis).

Equalization Accounting

The Fund may use “equalization accounting” to determine the portion of its income and gains that has been distributed with respect to each taxable year. Under equalization accounting, the Fund would allocate a portion of its undistributed investment company taxable income and net capital gain to redemptions of Fund shares. This method would allow the Fund to reduce the amount of such income and gains that it distributes to non-redeeming shareholders, but would not reduce the total return on a shareholder’s investment. If the IRS determines that the Fund’s equalization method is improper and that the Fund has under-distributed its income and gain for any taxable year, the Fund may be liable for federal income and/or excise tax. Equalization accounting is not available for a fund that is a personal holding company for federal income tax purposes.

Taxation of Fund Distributions

For U.S. federal income tax purposes, distributions of investment company taxable income are generally taxable as ordinary income to the extent of the Fund’s current or accumulated “earnings and profits.” Taxes on distributions of capital gains are determined by how long the Fund owned the investments that generated them, rather than how long a shareholder has owned his or her shares. Distributions of net capital gains from the sale of investments that the Fund owned for more than one year and that are properly reported by the Fund as capital gain dividends (i.e., “capital gain dividends”) will be taxable to Fund shareholders as long-term capital gains. Generally, distributions of gains from the sale of investments that the Fund owned for one year or less will be taxable as ordinary income.

The Fund may report certain dividends as derived from “qualified dividend income,” which, when received by an individual, will be taxed at a maximum federal income tax rate applicable to long-term capital gain, which (for this purpose) is 20%. Dividend income distributed to individual shareholders will qualify as “qualified dividend income” as that term is defined in section 1(h)(11)(B) of the Code to the extent such distributions are attributable to income from the Fund’s investments in common and preferred stock of U.S. companies and stock of certain qualified foreign corporations provided that certain holding period and other requirements are met by both the Fund and its shareholders. Portions of the Fund’s distributions may be derived from qualified dividend income.

Distributions of earnings and gains are taxable to shareholders even if the distribution are paid from income or gains earned by the Fund before a shareholder invested in the Fund (and thus were included in the price the shareholder paid), and whether or not shareholders receive them in cash or reinvest them in additional shares (other than distributions, if any, reported by the Fund as “exempt-interest dividends,” a designation which the Fund generally does not expect to make). Any gain resulting from the sale or exchange of Fund shares generally will be taxable as capital gains. Distributions declared by the Fund during October, November or December to shareholders of record on a date in any such month and paid by the Fund during the following January will be treated for U.S. federal tax purposes as paid by the Fund and received by shareholders on December 31st of the year in which declared rather than the calendar year in which they were received.

The maximum long-term capital gain rate applicable to individuals generally is 20%. An additional 3.8% Medicare tax will be imposed on certain net investment income of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds a threshold amount. Net investment income includes interest, dividends, royalties, rents, gross income from a trade or business involving passive activities, and net gain from disposition of property (other than property held in a non-passive trade or business). Net investment income also includes ordinary income and capital gain distributions received with respect to shares of the Fund and net gains from redemptions or other taxable dispositions of Fund shares. Net investment income is reduced by deductions properly allocable to such income.

Dividends received by corporate shareholders that are reported by the Fund in a written statement furnished to shareholders may qualify for a 50% dividends received deduction with respect to the amount of qualifying dividends received by the Fund from domestic corporations and with respect to that portion (if any) of interest paid or accrued on certain high yield discount obligations owned by the Fund are treated as dividends, so long as (in either case) certain holding period requirements are met.

If the Fund makes a distribution in excess of its current and accumulated “earnings and profits” in any taxable year, the excess distribution will be treated as a return of capital to the extent of a shareholder’s tax basis in his or her shares, and thereafter as capital gain. A return of capital is not taxable, but it reduces a shareholder’s basis in his or her shares, thus reducing any loss or increasing any gain on a subsequent taxable disposition by the shareholder of such shares.

Sale or Redemption of Shares

The sale or redemption of Fund shares may give rise to a gain or loss. In general, any gain or loss realized upon a taxable disposition of Fund shares will be treated as long-term capital gain or loss if the shares have been held for more than one year. Otherwise, the gain or loss on the taxable disposition of Fund shares will be treated as short-term capital gain or loss. However, any loss realized upon a taxable disposition of shares held for six months or less will be treated as long-term, rather than short-term, to the extent of any long-term capital gain distributions received (or deemed received) by the shareholder with respect to the shares. The deductibility of capital losses is subject to limitation.

All or a portion of any loss realized upon a taxable disposition of Fund shares will be disallowed if other substantially identical shares of the Fund or other substantially identical stock or securities are purchased within 30 days before or after the disposition. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.

Special Tax Considerations

The following discussion relates to the particular U.S. federal income tax consequences of the investment policies of the Fund.

Non-U.S. Taxes

Investments in non-U.S. securities it may cause the Fund to be liable to non-U.S. governments for taxes relating primarily to investment income or capital gains on non-U.S. securities in the Fund’s portfolio. If at the close of its taxable year more than 50% of the value of the Fund’s total assets consists of securities of foreign corporations (including foreign governments), the Fund may make an election under the Code that would allow Fund shareholders who are U.S. persons or U.S. corporations to claim a foreign tax credit or deduction (but not both) on their U.S. income tax return for their pro rata portion of qualified taxes paid by that Fund to non-U.S. countries in respect of non-U.S. securities held at least a minimum period as specified in the Code. If the Fund were elibigle for and were to make the election, the amount of each shareholder’s distribution reported on the information returns filed by the Fund with the IRS must be increased by the amount of the shareholder’s portion of the Fund’s foreign tax paid. A shareholder’s ability to claim all or a part of a foreign tax credit or deduction in respect of non-U.S. taxes paid by the Fund would also be subject to certain limitations imposed by the Code.

If the Fund were to qualify as a “qualified fund of funds,” the Fund could be entitled to elect to pass-through its foreign tax credits without regard to the above described 50% requirement. For this purpose, the term “qualified fund of funds” means a regulated investment company if (at the close of each quarter of the taxable year) at least 50% of the value of its total assets is represented by interests in other regulated investment companies.

The Fund does not anticipate that it will be elgiblile for the elections discussed in this section.

Non-U.S. Currency Transactions

Transactions in non-U.S. currencies, non-U.S.-currency denominated debt obligations and certain non-U.S. currency options, future contracts, and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the non-U.S. currency concerned and may increase the amount and affect the timing and character of taxes payable by shareholders. Certain of the Fund’s transactions, if any, in foreign currencies and foreign currency denominated instruments are likely to result in a difference between the Fund’s book income and taxable income. This difference may cause a portion of the Fund’s income distributions to constitute a return of capital or capital gain for tax purposes or require the Fund to make distributions exceeding book income to avoid income and excise tax liability and to qualify as a regulated investment company, which may have the effect of accelerating taxable distributions to shareholders of the Fund.

Financial Products

The Fund’s investments in options, hedging transactions, forward contracts, swaps and certain other transactions will be subject to special tax rules (including mark-to-market, constructive sale, straddle, wash sale, short sale and other rules), the effect of which may be to accelerate income recognized by the Fund, defer the Fund’s losses, cause adjustments in the holding periods of the Fund’s securities, convert capital gain into ordinary income and convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to Fund shareholders.

Certain positions undertaken by the Fund may constitute “straddles” for U.S. federal income tax purposes. The straddle rules may affect the character of gains or losses realized by the Fund. Losses realized by the Fund that are part of a straddle may be deferred beyond the point in time that they are realized. The straddle rules, if applicable, could increase the amount of short-term capital gain realized by the Fund, which is taxed as ordinary income when distributed to shareholders. Certain tax elections that the Fund may make with respect to straddles could affect the character and timing of recognition of gains and losses.

Rules governing the tax aspects of notional principal contracts in which the Fund may invest are not clear in various respects. As a result, the IRS could challenge the Fund’s methods of accounting for U.S. federal income tax purposes for such contracts, and such a challenge could affect the status of the Fund as a regulated investment company.

The Fund may make short sales of securities. Short sales may increase the amount of short-term capital gains realized by the Fund, which is taxed as ordinary income to the shareholders when distributed. Short sales may also constitute “constructive sales,” which would result in taxable income before the short-sale positions are terminated.

Certain of the Fund’s hedging activities including its transactions in options and foreign currencies, are likely to result in a difference between the Fund’s book income and taxable income. This difference may cause a portion of the Fund’s income distributions to constitute a return of capital or capital gain for tax purposes or require the Fund to make distributions exceeding book income to avoid income and excise tax liability and to qualify as a regulated investment company, which may have the effect of accelerating taxable distributions to shareholders.

The application of certain requirements for qualification as a regulated investment company and the application of certain other federal income tax rules may be unclear in some respects in connection with investments in certain derivatives and other investments. As a result, the Fund may be required to limit the extent to which it invests in such investments and it is also possible that the IRS may not agree with the Fund’s treatment of such investments. In addition, the tax treatment of derivatives and certain other investments may be affected by future legislation, Treasury regulations and guidance issued by the IRS (which could apply retroactively) that could affect the timing, character and amount of the Fund’s income and gains and distributions to shareholders, affect whether the Fund has made sufficient distributions and otherwise satisfies the requirements to maintain its qualification as a regulated investment company and avoid federal income and excise taxes or limit the extent to which the Fund may invest in certain derivatives and other investments in the future.

Passive Foreign Investment Companies

The Fund may invest in stocks of foreign companies that may be classified under the Code as passive foreign investment companies (“PFICs”). In general, a foreign company is classified as a PFIC if at least one-half of its assets constitute investment-type assets or 75% or more of its gross income is investment-type income. When investing in PFIC securities, the Fund intends to mark-to-market these securities under certain provisions of the Code and recognize any unrealized gains as ordinary income at the end of the Fund’s fiscal and excise tax years. Deductions for losses are allowable only to the extent of any current or previously recognized gains. These gains (reduced by allowable losses) are treated as ordinary income that the Fund is required to distribute, even though it has not sold or received dividends from these securities. In addition, if the Fund is unable to identify an investment as a PFIC and thus does not make a mark-to-market election, the Fund may be subject to U.S. federal income tax and interest on a portion of any “excess distribution” or gain from the disposition of such shares even if such income is distributed as a taxable dividend by the Fund to its shareholders.

Alternatively, the Fund may elect to treat the PFIC as a “qualified electing fund” (a “QEF election”), in which case the Fund would be required to include its share of the company’s income and net capital gains annually, regardless of whether it receives distributions from the PFIC. As with the mark-to-market election, these amounts would be taken into account by the Fund for purposes of satisfying the distribution requirement and the excise tax distribution requirement. Under proposed Treasury Regulations issued by the IRS, earnings included in income under a QEF election would not be qualifying income for a regulated investment company unless such earnings are distributed in the taxable year in which they are earned. In order to make a QEF election, the Fund would be required to obtain certain annual information from the PFICs in which it invests, which may be difficult or impossible to obtain. Dividends paid by PFICs or by foreign corporations that were PFICs in the year preceding the payment of the dividend will not be eligible to be treated as qualified dividend income.

Securities Issued or Purchased at a Discount

The Fund’s investment in securities issued at a discount and certain other obligations will (and investments in securities purchased at a discount may) require the Fund to accrue and distribute income not yet received (and which may never be received). In addition, payment-in-kind securities will give rise to income which is required to be distributed even though the Fund does not receive an interest payment in cash on the security during the year. In order to generate sufficient cash to make the requisite distributions, the Fund may be required to sell securities in its portfolio that it otherwise would have continued to hold. The Fund may realize gains or losses from such sales. In the event the Fund realizes net capital gains from such transactions, its shareholders may receive a larger capital gain distribution than they would in the absence of such transactions.

Some debt obligations that are acquired by the Fund in the secondary market may be treated as having market discount. Generally, any gain recognized on the disposition of a debt security having market discount is treated as ordinary income to the extent the gain does not exceed the “accrued market discount” on such debt security. Market discount generally accrues in equal daily installments. The Fund may make certain elections applicable to debt obligations having market discount, which could affect the character and timing of recognition of income for U.S. federal income tax purposes.

For financial accounting purposes, depending upon the type of instrument involved and its credit quality, both original issue discount and market discount may be recognized over the expected or contractual life of the instrument.  The Tax Cuts and Jobs Act of 2017 (the “2017 Tax Act”) requires accrual-method taxpayers to recognize items of gross income for tax purposes in the year in which the taxpayer recognizes the income for financial accounting purposes, however, the IRS has said that it will not apply this provision to require the recognition of accrued market discount. It is possible that the 2017 Tax Act will accelerate the recognition by a Fund of original issue discount for income tax purposes.

High-Risk Securities

The Fund may invest in debt obligations that are in the lowest rating categories or are unrated. Investments in debt obligations that are at risk of or in default present special tax issues for the Fund. The application of the U.S. federal income tax rules with respect to these types of investments is complicated and will depend upon the application of the law to facts that may be unclear, which may result in uncertainty about the U.S. federal income tax treatment of these investments (e.g., such as when the Fund may cease to accrue interest, original issue discount or market discount, when and to what extent deductions may be taken for bad debts, or worthless securities and how payments received on obligations in default should be allocated between principal and income). These and other related issues will be addressed by the Fund if it invests in such securities in order to seek to ensure that the Fund distributes sufficient income to avoid becoming subject to U.S. federal income or excise tax.

Investment in Wholly Owned Foreign Subsidiary

The Fund may invest a portion of its assets (but not more than 25% of the value of the Fund’s total assets as of the end of each quarter of the Fund’s taxable year) in a wholly owned foreign subsidiary that will invest in certain types of commodity related investments (the “Subsidiary”). The Subsidiary was formed under the laws of the Cayman Islands and is classified as a corporation for federal income tax purposes. A foreign corporation, such as the Subsidiary, generally is not subject to U.S. federal income taxation unless it is deemed to be engaged in a U.S. trade or business. It is expected that the Subsidiary will conduct its activities in a manner so as to meet the requirements of a safe harbor under section 864(b)(2) of the Code under which the Subsidiary may engage in trading in stocks or securities or certain commodities without being deemed to be engaged in a U.S. trade or business. Thus, the Subsidiary’s commodities and securities trading activities, if any, should not constitute a U.S. trade or business. However, if the Subsidiary’s activities were determined not to be of the type described in the safe harbor, then the activities of the Subsidiary may constitute a U.S. trade or business, and be subject to U.S. federal income tax.

In general, a foreign corporation, such as the Subsidiary, that does not conduct a U.S. trade or business is nonetheless subject to tax at a flat rate of 30% (or lower tax treaty rate), generally payable through withholding, on the gross amount of certain U.S.-source income that is not effectively connected with a U.S. trade or business, subject to certain exemptions, including among others, exemptions for capital gains and portfolio interest. There is presently no tax treaty in force between the U.S. and the Cayman Islands that would reduce this rate of withholding tax. It is not expected that a material amount of the Subsidiary’s income will be subject to such withholding tax. In addition, the Subsidiary intends to properly certify its status as a non-U.S. person to each custodian and withholding agent to avoid the U.S. backup withholding requirements discussed below.

For federal income tax purposes, the Subsidiary will be treated as a controlled foreign corporation and the Fund will be treated as a “U.S. shareholder” of the Subsidiary. As a result, the Fund will be required to include in gross income for federal income tax purposes all of the Subsidiary’s “Subpart F income,” within the meaning of Section 952 of the Code whether or not such income is distributed by the Subsidiary. It is expected that all or substantially all of the Subsidiary’s income will be “Subpart F income.” The Fund’s recognition of the Subsidiary’s “Subpart F income” will increase the Fund’s basis in its shares of the Subsidiary. Distributions by the Subsidiary to the Fund will be tax-free, to the extent of its previously undistributed “Subpart F income,” and will correspondingly reduce the Fund’s basis in its shares of the Subsidiary.

Under Proposed Treasury Regulations, Subpart F income from foreign subsidiaries would be treated as non-qualifying income for a regulated investment company except where the subsidiary distributes the income in the year that it is earned. The Subsidiary intends to, no less than annually, declare and distribute a dividend to the Fund, as the sole shareholder of the Subsidiary, in an amount approximately equal to the total amount of “Subpart F income” generated by or expected to be generated by the Subsidiary’s investments during the fiscal year, and such dividend distributions are expected to be “qualifying income” under Section 851(b) of the Code. However, the treatment as qualifying income of income from the Subsidiary is not free from doubt under current law. There also can be no assurance that there will not be changes in tax or other federal law that might adversely affect the Fund’s investment in the Subsidiary. If the IRS takes action that adversely affects the tax treatment of income derived from the Fund’s investment in the Subsidiary, the Fund could fail to qualify as a regulated investment company. The Fund could also be limited in its ability to implement its current investment strategies and may need to significantly change its investment strategies, which could adversely affect the Fund. The Fund also may incur transaction and other costs to comply with any new or additional guidance from the IRS.

“Subpart F income” of the Subsidiary will generally be treated as ordinary income, regardless of the character of the Subsidiary’s underlying income and regardless of whether it is distributed currently to the Fund. Therefore, the Fund’s investment in the Subsidiary may cause the Fund to realize more ordinary income than would be the case if the Fund invested directly in the investments held by the Subsidiary. If a net loss is realized by the Subsidiary, such loss is not generally available to offset other income earned by the Fund.

Backup Withholding

The Fund generally is required to withhold and remit to the U.S. Treasury a percentage of the distributions and redemption proceeds paid to any individual shareholder who fails to properly furnish the Fund with a correct taxpayer identification number (“TIN”), who has under-reported dividend or interest income, or who fails to certify to the Fund that he or she is not subject to such withholding. The backup withholding tax rate is 24% for tax years beginning after December 31, 2017 and before January 1, 2026.

Backup withholding is not an additional tax. Amounts withheld under the backup withholding rules from a payment to a shareholder generally may be refunded or credited against the shareholder’s federal income tax liability, if any, provided that certain required information is timely furnished to the IRS. A shareholder who has not been notified by the IRS that the shareholder has failed to report interest or dividends may normally avoid backup withholding by furnishing a properly completed IRS Form W-9. If a shareholder fails to furnish a valid TIN upon request, the shareholder can be subject to IRS penalties.

Cost Basis Reporting

The Fund (or its administrative agent) must report to the IRS and furnish to fund shareholders the cost basis information for fund shares purchased on or after January 1, 2012, and redeemed, exchanged or otherwise sold on or after that date. The Fund must alsoindicate to the IRS whether these shares had a short-term or long-term holding period. In the absence of an election by a shareholder to elect from certain cost basis methods which have been accepted by the IRS, the Fund will use its default cost basis method. The cost basis method elected or applied may not be changed after the settlement date of a sale of Fund shares. Fund shareholders should consult with their tax advisers concerning the most desirable IRS-accepted cost basis method for their tax situation and to obtain more information about how the new cost basis reporting law applies to them. In addition, the Fund is required to report gross proceeds from the sale of all Fund shares (regardless of when such shares were purchased).

Reportable Transactions

If a shareholder recognizes a loss with respect to Fund shares of $2 million or more for an individual shareholder, or $10 million or more for a corporate shareholder, in any single taxable year (or a greater amount over a combination of years), the shareholder must file with the IRS a disclosure statement on Form 8886. Shareholders who own portfolio securities directly are in many cases excepted from this reporting requirement but, under current guidance, shareholders of regulated investment companies are not excepted. A shareholder who fails to make the required disclosure to the IRS may be subject to substantial penalties. The fact that a loss is reportable under these regulations does not affect the legal determination of whether or not the taxpayer’s treatment of the loss is proper. Shareholders should consult with their tax advisers to determine the applicability of these regulations in light of their individual circumstances.

Foreign Accounts

Under the Foreign Account Tax Compliance Act (or “FATCA”), foreign financial institutions as defined by FATCA (“FFIs”) or non-financial foreign entities as defined by FATCA (“NFFEs”) that are shareholders of the Fund may be subject to a 30% withholding tax on:  (1) income dividends paid by the Fund, and (2) certain capital gain distributions and the proceeds of a sale of Fund shares paid after December 31, 2018.  The FATCA withholding tax generally may be avoided:  (a) by an FFI, if it reports certain direct and indirect ownership of foreign financial accounts held by U.S. persons with the FFI, and (b) by an NFFE, if it:  (i) certifies that is has no substantial U.S. persons as owners or (ii) if it does have such owners, reporting information relating to them to the withholding agent (which may be the Fund).  The U.S. Treasury has negotiated intergovernmental agreements (each, an “IGA”) with certain countries and is in various stages of negotiations with other foreign countries with respect to one or more alternative approaches to implement FATCA.  An entity in one of those countries may be required to comply with the terms of an IGA and applicable local law instead of U.S. Treasury regulations.

An FFI can avoid FATCA withholding by becoming a “participating FFI,” which requires the FFI to enter into a tax compliance agreement with the IRS under section 1471(b) of the Code under which it agrees to verify, report and disclose certain of its U.S. accountholders and provided that such entity meets certain other specified requirements.  The FFI will report to the IRS, or, depending on the FFI’s country of residence, to the government of that country (pursuant to the terms and conditions of an applicable IGA and applicable law), which will, in turn, report to the IRS.  An FFI that is resident in a country that has entered into an IGA with the U.S. to implement FATCA will be exempt from FATCA withholding provided that the FFI shareholder and the applicable foreign government comply with the terms of such agreement.

An NFFE that is the beneficial owner of a payment from the Fund can avoid FATCA withholding generally by certifying that it does not have any substantial U.S. owners or by providing the name, address and taxpayer identification number of each substantial U.S. owner.  The NFFE will report to the Fund or other applicable withholding agent, which will, in turn, report information to the IRS.

Such foreign shareholders also may fall into certain exempt, excepted or deemed compliant categories as established by U.S. Treasury regulations, IGAs, and other guidance regarding FATCA.  An FFI or NFFE that invests in the Fund will need to provide the Fund with documentation properly certifying the entity’s status under FATCA in order to avoid FATCA withholding.  The requirements imposed by FATCA are different from, and in addition to, the U.S. certification rules to avoid backup withholding described above.

Other Tax Matters

Special tax rules apply to investments through defined contribution plans and other tax-qualified plans, as well as investments by other tax exempt investors. Shareholders should consult their tax adviser to determine the suitability of shares of the Fund as an investment through such plans or by other tax exempt investors and the precise effect that investment in the Fund would have on their particular tax situation.

The foregoing discussion relates solely to U.S. federal income tax law. Dividends and distributions also may be subject to state and local taxes. Shareholders are urged to consult their tax advisers regarding specific questions as to U.S. federal, state, local and, where applicable, foreign taxes. Foreign investors should consult their tax advisers concerning the U.S. federal income tax consequences of ownership of shares of the Fund, including the certification and filing requirements imposed on foreign investors in order to qualify for exemption from the backup withholding tax rates (or a reduced rate of withholding provided by treaty).

The foregoing is a general and abbreviated summary of the applicable provisions of the Code and related regulations currently in effect. For the complete provisions, reference should be made to the pertinent Code sections and regulations. The Code and regulations are subject to change by legislative or administrative actions.

The 2017 Tax Act

The 2017 Tax Act substantially altered the U.S. federal income tax rules. Certain specific provisions of the 2017 Tax Act are described in the relevant portions of this SAI. The 2017 Tax Act also makes numerous changes to the tax rules that do not affect regulated investment companies directly but may affect shareholders and may indirectly affect the Funds. Among many other tax changes introduced by the Act, the Act changes marginal income tax rates applicable to individuals and other taxpayers. Most of the changes applicable to individuals are temporary and apply only to taxable years beginning after December 31, 2017 and before January 1, 2026. The 2017 Tax Act does not change the maximum federal income tax rates that apply to long-term capital gains recognized by noncorporate taxpayers.

DESCRIPTION OF THE TRUST

The Trust was organized as a Delaware statutory trust on January 12, 2012 and consists of multiple separate portfolios or series. The Board may establish additional series in the future. The capitalization of the Trust consists solely of an unlimited number of shares of beneficial interest with no par value.

The Trust consists of multiple separate portfolios or series. When certain matters affect one fund but not another, the shareholders vote as a fund regarding such matters. Subject to the foregoing, on any matter submitted to a vote of shareholders, all shares then entitled to vote will be voted separately by the fund unless otherwise required by the 1940 Act, in which case all shares will be voted in the aggregate. For example, a change in a fund’s fundamental investment policies would be voted upon only by shareholders of the fund. Additionally, approvals of investment advisory contracts are matters to be determined separately by such fund.

Approval by the shareholders of one fund is effective as to that fund whether or not sufficient votes are received from the shareholders of the other fund to approve the proposal as to that fund. The term “majority,” when referring to approvals to be obtained from shareholders of a fund means the vote of the lesser of (i) 67% of the shares of the fund or class represented at a meeting if the holder of more than 50% of the outstanding shares of the fund or class are present in person or by proxy, or (ii) more than 50% of the outstanding shares of the fund. The term “majority,” when referring to the approvals to be obtained from shareholders of the Trust as a whole means the vote of the lesser of (i) 67% of the Trust’s shares represented at a meeting if the holders of more than 50% of the Trust’s outstanding shares are present in person or proxy, or (ii) more than 50% of the Trust’s outstanding shares. Shareholders are entitled to one vote for each full share held and fractional votes for fractional shares held.

The Trust is not required to hold regular annual meetings of a fund’s shareholders and does not intend to do so. However, the Trust undertakes to hold a special meeting of its shareholders if the purpose of voting on the question of removal of a director or trustees is requested in writing by the holders of at least 10% of the Trust’s outstanding voting securities, and to assist in communicating with other shareholders as required by Section 16(c) of the 1940 Act. The Declaration of Trust provides that the holders of not less than two-thirds of the outstanding shares of the Trust may remove a person serving as Trustee either by declaration in writing or at a meeting called for such purpose.

Each share of the Fund represents an equal proportional interest in the Fund with each other share and is entitled to such dividends and distributions out of the income earned on the assets belonging to the Fund as are declared in the discretion of the Trustees. In the event of the liquidation or dissolution of the Trust, shareholders of the Fund are entitled to receive the assets attributable to the Fund that are available for distribution, and a distribution of any general assets of the Trust not attributable to the Fund that are available for distribution in such manner and on such basis as the Trustees in their sole discretion may determine.

Shareholders are not entitled to any preemptive rights. All shares, when issued, will be fully paid and non-assessable by the Trust.

Under Delaware law, shareholders could, under certain circumstances, be held personally liable for the obligations of a series of the Trust but only to the extent of the shareholder’s investment in such series. However, the Declaration of Trust disclaims liability of the shareholders, Trustees or officers of the Trust for acts or obligations of the Trust, which are binding only on the assets and property of each series of the Trust and requires that notice of the disclaimer be given in each contract or obligations entered into or executed by the Trust or the Trustees. The risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Trust itself would be unable to meet its obligations and should be considered remote and is limited to the amount of the shareholder’s investment in the Fund.

OTHER INFORMATION ABOUT THE FUND

Custodian. MUFG Union Bank, National Association (formerly, Union Bank, N.A.) (the “Custodian”), located at 350 California Street, 6th Floor, San Francisco, California 94104, serves as the custodian for the Fund. As such, the Custodian holds in safekeeping certificated securities and cash belonging to the Fund and, in such capacity, is the registered owner of securities in book-entry form belonging to the Fund. Upon instruction, the Custodian receives and delivers cash and securities of the Fund in connection with Fund transactions and collects all dividends and other distributions made with respect to Fund portfolio securities. The Custodian also maintains certain accounts and records of the Fund. Sub-custodians provide custodial services for any foreign assets held outside of the United States.

Transfer Agent. ALPS, pursuant to a Transfer Agency and Service Agreement, serves as transfer agent for the Fund. As Transfer Agent, ALPS has, among other things, agreed to (i) issue and redeem shares of the Fund; (ii) make dividend and other distributions to shareholders of the Fund; (iii) effect transfers of shares; (iv) mail communications to shareholders of the Fund, including account statements, confirmations, and dividend and distribution notices; (v) facilitate the electronic delivery of shareholder statements and reports and (vi) maintain shareholder accounts. Under the Transfer Agency and Service Agreement, ALPS receives from the Trust on behalf of the Funds an annual minimum fee and a fee based upon the number of shareholder accounts and is also reimbursed for out-of-pocket expenses. As described above, ALPS is an affiliate of the Distributor.

Independent Registered Public Accounting Firm. Cohen & Company, Ltd. (“Cohen”) serves as the Fund’s independent registered public accounting firm. Cohen provides audit services, tax return review and assistance. Cohen is located at 1350 Euclid Ave., Suite 800, Cleveland, Ohio 44115.

Counsel. Davis Graham & Stubbs LLP serves as counsel to the Trust and is located at 1550 17th Street, Suite 500, Denver, Colorado 80202. Thompson Hine LLP serves as counsel to the Independent Trustees and is located at 41 South High Street, Columbus, Ohio 43215.

PERFORMANCE INFORMATION

Yield and Total Return. The Fund may from time to time include the yield and/or total return of its shares in advertisements or information in advertisements or information furnished to present or prospective shareholders.

The Fund’s yield will vary from time to time depending upon market conditions, the composition of its portfolios and operating expenses of the Trust allocated to the Fund. These factors, and possible differences in the methods used in calculating yield, should be considered when comparing the Fund’s yield to yields published for other investment companies and other investment vehicles. Yield should also be considered relative to changes in the value of the Fund’s shares and to the relative risks associated with the investment objectives and policies of the Fund.

At any time in the future, yields and total return may be higher or lower than past yields and there can be no assurance that any historical results will continue.

Investors in the Fund are specifically advised that share prices, expressed as the net asset value per share, will vary just as yield will vary. An investor’s focus on the yield of the Fund to the exclusion of the consideration of the share price of the Fund may result in the investor’s misunderstanding the total return he or she may derive from the Fund.

CONSOLIDATED FINANCIAL STATEMENTS

The audited consolidated financial statements of the Fund for the fiscal year ended September 30, 2018, and the report of Cohen & Company, Ltd., are incorporated herein by reference to the Fund’s Annual Report for the fiscal year ended September 30, 2018. Financial highlights for periods prior to September 30, 2017 were audited by other auditors. The Annual Report was filed on Form N-CSR with the SEC on December 10, 2018. The Annual Report is available at no charge by writing or telephoning the Fund at the address or number on the front page of this SAI.

APPENDIX A

DESCRIPTION OF SECURITIES RATINGS

The Fund may make use of average portfolio credit quality standards to assist institutional investors whose own investment guidelines limit their investments accordingly. In determining the Fund’s overall dollar-weighted average quality, unrated securities are treated as if rated, based on the adviser’s view of their comparability to rated securities. The Fund’s use of average quality criteria is intended to be a guide for those investors whose investment guidelines require that assets be invested according to comparable criteria. Reference to an overall average quality rating for the Fund does not mean that all securities held by the Fund will be rated in that category or higher. The Fund’s investments may range in quality from securities rated in the lowest category in which the Fund is permitted to invest to securities rated in the highest category (as rated by Moody’s, S&P or Fitch or, if unrated, determined by the adviser to be of comparable quality). The percentage of a Fund’s assets invested in securities in a particular rating category will vary. Following is a description of Moody’s, S&P’s and Fitch’s ratings applicable to fixed-income securities.

Moody’s Investors Service, Inc.

Corporate and Municipal Bond Ratings

Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edge.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long-term risks appear somewhat larger than with Aaa securities.

A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment sometime in the future.

Baa: Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured), interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

A-1

B: Bonds which are rated B generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C: Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Moody’s bond ratings, where specified, are applicable to financial contracts, senior bank obligations and insurance company senior policyholder and claims obligations with an original maturity in excess of one year. Obligations relying upon support mechanisms such as letter-of-credit and bonds of indemnity are excluded unless explicitly rated. Obligations of a branch of a bank are considered to be domiciled in the country in which the branch is located.

Unless noted as an exception, Moody’s rating on a bank’s ability to repay senior obligations extends only to branches located in countries which carry a Moody’s Sovereign Rating for Bank Deposits. Such branch obligations are rated at the lower of the bank’s rating or Moody’s Sovereign Rating for the Bank Deposits for the country in which the branch is located. When the currency in which an obligation is denominated is not the same as the currency of the country in which the obligation is domiciled, Moody’s ratings do not incorporate an opinion as to whether payment of the obligation will be affected by the actions of the government controlling the currency of denomination. In addition, risk associated with bilateral conflicts between an investor’s home country and cither the issuer’s home country or the country where an issuer branch is located are not incorporated into Moody’s ratings.

Moody’s makes no representation that rated bank obligations or insurance company obligations are exempt from registration under the Securities Act or issued in conformity with any other applicable law or regulation. Nor does Moody’s represent that any specific bank or insurance company obligation is legally enforceable or a valid senior obligation of a rated issuer.

Moody’s applies numerical modifiers, 1, 2, and 3 in each generic rating classified from Aa through Caa in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

Corporate Short-Term Debt Ratings

Moody’s short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations. These obligations have an original maturity not exceeding one year, unless explicitly noted.

Moody’s employs the following three designations, all judged to be investment-grade, to indicate the relative repayment ability of rated issuers:

A-2

PRIME-1: Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries; high rates of return on funds employed: conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.

PRIME-2: Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

PRIME-3: Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

NOT PRIME: Issuers rated Not Prime do not fall within any of the Prime rating categories.

Standard & Poor’s Ratings Services

Issue Credit Rating Definitions

A Standard & Poor’s issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The issue credit rating is not a recommendation to purchase, sell, or hold a financial obligation, inasmuch as it does not comment as to market price or suitability for a particular investor.

Issue credit ratings are based on current information furnished by the obligors or obtained by Standard & Poor’s from other sources it considers reliable. Standard & Poor’s does not perform an audit in connection with any credit rating and may, on occasion, rely on unaudited financial information. Credit ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

Issue credit ratings can be either long-term or short-term. Short-term ratings are generally assigned to those obligations considered short term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days, including commercial paper. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. The result is a dual rating, in which the short-term rating addresses the put feature, in addition to the usual long-term rating. Medium-term notes are assigned long-term ratings.

A-3

Issue credit ratings are based, in varying degrees, on the following considerations: likelihood of payment - capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation: nature of and provisions of the obligation; protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

The issue rating definitions are expressed in terms of default risk. As such, they pertain to senior obligations of an entity. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation applies when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.) Accordingly, in the case of junior debt the rating may not conform exactly with the category definition.

Corporate and Municipal Bond Ratings

Investment-grade

AAA: An obligation rated AAA has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA: An obligation rated ‘AA’ differs from the highest rated obligations only in small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A: An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB: An obligation rated ‘BBS’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Speculative Grade

Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’ and ‘C’ are regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.

BB: An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B: An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

A-4

CCC: An obligation rated ‘CCC’ is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC: An obligation rated ‘CC’ is currently highly vulnerable to nonpayment.

C: A subordinated debt or preferred stock obligation rated ‘C’ is currently highly vulnerable to nonpayment. The ‘C’ rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued. A ‘C’ also will be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.

D: An obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Plus (+) or Minus (–): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Provisional ratings: The letter “p” indicates that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of, such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

r: This symbol is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating. Examples include: obligations linked or indexed to equities, currencies, or commodities; obligations exposed to severe prepayment risk - such as interest-only or principal-only mortgage securities; and obligations with unusually risky interest terms, such as inverse floaters.

The absence of an “r” symbol should not be taken as an indication that an obligation will exhibit no volatility or variability in total return.

N.R.: This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor’s does not rate a particular obligation as a matter of policy.

Debt obligations of issuers outside the United States and its territories are rated on the same basis as domestic corporate and municipal issues. The ratings measure the creditworthiness of the obligor but do not take into account currency exchange and related uncertainties.

A-5

Commercial Paper Rating Definitions

A Standard & Poor’s commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into several categories, ranging from A for the highest quality obligations to D for the lowest. These categories are as follows:

A-1: A short-term obligation rated ‘A-1’ is rated in the highest category by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2: A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3: A short-term obligation rated ‘A-3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B: A short-term obligation rated ‘B’ is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

C: A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D: A short-term obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

A commercial paper rating is not a recommendation to purchase, sell or hold a security inasmuch as it does not comment as to market price or suitability for a particular investor. The ratings are based on current information furnished to Standard & Poor’s by the issuer or obtained from other sources it considers reliable. Standard & Poor’s does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in or unavailability of such information.

Fitch Investor Services, Inc.

Credit Ratings

Fitch’s credit ratings provide an opinion on the relative ability of an entity to meet financial commitments, such as interest, preferred dividends, repayment of principal, insurance claims or counterparty obligations. Credit ratings are used by investors as indications of the likelihood of receiving their money back in accordance with the terms on which they invested. Fitch’s credit ratings cover the global spectrum of corporate, sovereign (including supranational and sub-national), financial, bank, insurance, municipal and other public finance entities and the securities or other obligations they issue, as well as structured finance securities backed by receivables or other financial assets.

A-6

The use of credit ratings defines their function: “investment grade” ratings (international Long-term ‘AAA’ to ‘BBB-’ categories; Short-term ‘F1’ to ‘F3’) indicate relatively low to moderate credit risk, while those in the “speculative” or “non-investment grade” categories (international Long-term ‘BB+’ to ‘D’; Short-term ‘B’ to ‘D’) either signal a higher level of credit risk or that a default has already occurred. Credit ratings express risk in relative rank order, which is to say they are ordinal measures of credit risk and are not predictive of a specific frequency of default or loss.

Depending on their application, credit ratings address benchmark measures of probability of default as well relative expectations of loss given default. For example, issuers are typically assigned Issuer Default Ratings that are relative measures of default probability. Similarly, short-term credit ratings give primary consideration to the likelihood that obligations will be met on a timely basis. Securities, however, are rated taking into consideration probability of default and loss given default. As a result, for entities such as corporations security ratings may be rated higher, lower or the same as the issuer rating to reflect expectations of the security’s relative recovery prospects, as well as differences in ability and willingness to pay. While recovery analysis plays an important role throughout the ratings scale, it becomes a more critical consideration for below investment-grade securities and obligations, particularly at the lower end of the non-investment-grade ratings scale where Fitch often publishes actual Recovery Ratings that are complementary to the credit ratings.

Structured finance ratings typically are assigned to each individual security or tranche in a transaction, and not to an issuer. Each structured finance tranche is rated on the basis of various stress scenarios in combination with its relative seniority, prioritization of cash flows and other structural mechanisms.

International Long-Term Credit Ratings

International Long-Term Credit Ratings (LTCR) may also be referred to as Long-Term Ratings. When assigned to most issuers, it is used as a benchmark measure of probability of default and is formally described as an Issuer Default Rating (IDR). The major exception is within Public Finance, where IDRs will not be assigned as market convention has always focused on timeliness and does not draw analytical distinctions between issuers and their underlying obligations. When applied to issues or securities, the LTCR may be higher or lower than the issuer rating (IDR) to reflect relative differences in recovery expectations.

The following rating scale applies to foreign currency and local currency ratings:

Investment Grade

AAA

Highest credit quality. ‘AAA’ ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

A-7

AA

Very high credit quality. ‘AA’ ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A

High credit quality. ‘A’ ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB

Good credit quality. ‘BBB’ ratings indicate that there is currently expectations of low credit risk. The capacity for payment of financial commitments is considered adequate but adverse changes in circumstances and economic conditions are more likely to impair this capacity. This is the lowest investment grade category.

Speculative Grade

BB

Speculative

‘BB’ ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B

Highly speculative

For issuers and performing obligations, ‘B’ ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

For individual obligations, may indicate distressed or defaulted obligations with potential for extremely high recoveries. Such obligations would possess a Recovery Rating of ‘R1’ (outstanding).

CCC

For issuers and performing obligations, default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic conditions.

For individual obligations, may indicate distressed or defaulted obligations with potential for average to superior levels of recovery. Differences in credit quality may be denoted by plus/minus distinctions. Such obligations typically would possess a Recovery Rating of ‘R2’ (superior), or ‘R3’ (good) or ‘R4’ (average).

CC

For issuers and performing obligations, default of some kind appears probable.

For individual obligations, may indicate distressed or defaulted obligations with a Recovery Rating of ‘R4’ (average) or ‘R5’ (below average).

A-8

C

For issuers and performing obligations, default is imminent.

For individual obligations, may indicate distressed or defaulted obligations with potential for below-average to poor recoveries. Such obligations would possess a Recovery Rating of ‘R6’ (poor).

RD

Indicates an entity that has failed to make due payments (within the applicable grace period) on some but not all material financial obligations, but continues to honor other classes of obligations.

D

Indicates an entity or sovereign that has defaulted on all of its financial obligations. Default generally is defined as one of the following:

●	failure of an obligor to make timely payment of principal and/or interest under the contractual terms of any financial obligation;

●	the bankruptcy filings, administration, receivership, liquidation or other winding-up or cessation of business of an obligor; or

●	the distressed or other coercive exchange of an obligation, where creditors were offered securities with diminished structural or economic terms compared with the existing obligation.

Default ratings are not assigned prospectively; within this context, non-payment on an instrument that contains a deferral feature or grace period will not be considered a default until after the expiration of the deferral or grace period.

Issuers will be rated ‘D’ upon a default. Defaulted and distressed obligations typically are rated along the continuum of ‘C’ to ‘B’ ratings categories, depending upon their recovery prospects and other relevant characteristics. Additionally, in structured finance transactions, where analysis indicates that an instrument is irrevocably impaired such that it is not expected to meet pay interest and or principal in full in accordance with the terms of the obligation’s documentation during the life of the transaction, but where no payment default in accordance with the terms of the documentation is imminent, the obligation may be rated in the ‘B’ or ‘CCC-C’ categories.

Default is determined by reference to the terms of the obligations’ documentation. Fitch will assign default ratings where it has reasonably determined that payment has not been made on a material obligation in accordance with the requirements of the obligation’s documentation, or where it believes that default ratings consistent with Fitch’s published definition of default are the most appropriate ratings to assign.

International Short-Term Credit Ratings

The following ratings scale applies to foreign currency and local currency ratings. A Short-term rating has a time horizon of less than 13 months for most obligations, or up to three years for US public finance, in line with industry standards, to reflect unique risk characteristics of bond, tax, and revenue anticipation notes that are commonly issued with terms up to three years. Short-term ratings thus place greater emphasis on the liquidity necessary to meet financial commitments in a timely manner.

A-9

F1

Highest credit quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F2

Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F3

Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near term adverse changes could result in a reduction to non-investment grade.

B

Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near term adverse changes in financial and economic conditions.

C

High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

RD

Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other obligations.

D

Indicates an entity or sovereign that has defaulted on all of its financial obligations.

Notes to International Long-Term and Short-Term ratings:

The modifiers “+” or “–” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the ‘AAA’ Long-term rating category, to categories below ‘CCC’ or to Short-term ratings other than ‘Fl’. (The +/– modifiers are only used to denote issues within the CCC category, whereas issuers are only rated CCC without the use of modifiers.)

Rating Watch: Ratings are placed on Rating Watch to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as “Positive,” indicating a potential upgrade, “Negative,” for a potential downgrade, or “Evolving,” if ratings may be raised, lowered or maintained. Rating Watch is typically resolved over a relatively short period.

Rating Outlook: An Outlook indicates the direction a rating is likely to move over a one to two-year period. Outlooks may be positive, stable or negative. A positive or negative Rating Outlook does not imply a rating change is inevitable. Similarly, ratings for which outlooks are “stable” could be upgraded or downgraded before an outlook moves to positive or negative if circumstances warrant such an action. Occasionally, Fitch Ratings may be unable to identify the fundamental trend. In these cases, the Rating Outlook may be described as evolving.

Program ratings (such as the those assigned to MTN shelf registrations) relate only to standard issues made under the program concerned: it should not be assumed that these ratings apply to every issue made under the program. In particular, in the case of non-standard issues, i.e. those that are linked to the credit of a third party or linked to the performance of an index, ratings of these issues may deviate from the applicable program rating.

A-10

Variable rate demand obligations and other securities which contain a short-term “put” or other similar demand feature will have a dual rating, such as AAA/F1+. The first rating reflects the ability to meet long-term principal and interest payments, whereas the second rating reflects the ability to honor the demand feature in full and on time.

Interest Only

Interest Only ratings are assigned to interest strips. These ratings do not address the possibility that a security holder might fail to recover some or all of its initial investment due to voluntary or involuntary principal repayments.

Principal Only

Principal Only ratings address the likelihood that a security holder will receive their initial principal investment either before or by the scheduled maturity date.

Rate of Return

Ratings also may be assigned to gauge the likelihood of an investor receiving a certain predetermined internal rate of return without regard to the precise timing of any cash flows.

‘PIF’

Paid-in-Full: denotes a security that is paid-in-full, matured, called, or refinanced.

‘NR’ indicates that Fitch Ratings does not rate the issuer or issue in question.

‘Withdrawn’: A rating is withdrawn when Fitch Ratings deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced, or for any other reason Fitch Ratings deems sufficient.

A-11

APPENDIX B

ALPS SERIES TRUST

PROXY VOTING POLICIES AND PROCEDURES

The Trust has adopted a Proxy Voting Policy used to determine how the Fund votes proxies relating to their portfolio securities. Under the Trust’s Proxy Voting Policy, the Fund has, subject to the oversight of the Trust’s Board, delegated to the Adviser the following duties: (1) to make the proxy voting decisions for the Fund, subject to the exceptions described below; and (2) to assist the Fund in disclosing their respective proxy voting record as required by Rule 30b1-4 under the 1940 Act.

In cases where a matter with respect to which the Fund was entitled to vote presents a conflict between the interest of the Fund’s shareholders, on the one hand, and those of the Fund’s investment adviser, principal underwriter or an affiliated person of the Fund, its investment adviser, or principal underwriter, on the other hand, the Fund shall always vote in the best interest of the Fund’s shareholders. For purposes of this Policy, a vote shall be considered in the best interest of the Fund’s shareholders when a vote is cast consistent with a specific voting policy as set forth in the Adviser’s Proxy Voting Policy (described below), provided such specific voting policy was approved by the Board.

The Fund’s Chief Compliance Officer shall ensure that the Adviser has adopted a Proxy Voting Policy, which it uses to vote proxies for its clients, including the Fund.

General

The Trust and the Fund believe that the voting of proxies is an important part of portfolio management as it represents an opportunity for shareholders to make their voices heard and to influence the direction of a company. The Trust and the Fund are committed to voting corporate proxies in the manner that best serves the interests of the Fund’s shareholders.

A.	Delegation to the Adviser

The Trust believes that the Adviser is in the best position to make individual voting decisions for the Fund consistent with this Policy. Therefore, subject to the oversight of the Board, the Adviser is hereby delegated the following duties:

(1)       to make the proxy voting decisions for the Fund, in accordance with the Adviser’s Proxy Voting Policy, except as provided herein; and

(2)       to assist the Fund in disclosing their respective proxy voting record as required by Rule 30b1-4 under the 1940 Act, including providing the following information for each matter with respect to which the Fund is entitled to vote: (a) information identifying the matter voted on; (b) whether the matter was proposed by the issuer or by a security holder; (c) whether and how the Fund cast its vote; and (d) whether the Fund cast its vote for or against management.

The Board, including a majority of the independent trustees of the Board, must approve the Adviser’s Proxy Voting and Disclosure Policy (the “Adviser Voting Policy”) as it relates to the Fund. The Board must also approve any material changes to the Adviser Voting Policy no later than six (6) months after adoption by the Adviser.

Conflicts

In cases where a matter with respect to which the Fund was entitled to vote presents a conflict between the interest of the Fund’s shareholders, on the one hand, and those of the Fund’s investment adviser, principal underwriter, or an affiliated person of the Fund, its investment adviser, or principal underwriter, on the other hand, the Fund shall always vote in the best interest of the Fund’s shareholders. For purposes of this Policy, a vote shall be considered in the best interest of the Fund’s shareholders when a vote is cast consistent with the specific voting policy as set forth in the Adviser Voting Policy, provided such specific voting policy was approved by the Board.

MERITAGE CAPITAL, LLC

PROXY VOTING POLICIES AND PROCEDURES

Section 12.6  Proxy Voting

Fund governing documents will generally provide Meritage with the authority to vote proxies with respect to the securities owned by a Client. In such cases, each proxy proposal received by Meritage will be thoroughly reviewed in order to ensure that such proxy is voted in the best interests of the Client. The purpose of these proxy voting policies and procedures is to set forth the principles and procedures by which Meritage votes or gives consents with respect to the securities owned by Clients for which Meritage exercises voting authority and discretion (the “Proxies”).

These proxy voting policies and procedures are available to any Client upon request, subject to the provision that these policies and procedures are subject to change at any time without notice.

Meritage and its affiliates engage in a range of activities, including investment activities for funds and discretionary and non-discretionary advisory services. Meritage and/or its Supervised Persons may also occasionally have business or personal relationships with the proponents of proxy proposals, participants in proxy contests, corporate directors and officers, or candidates for directorships. Any conflicts of interest relating to the voting of Proxies, regardless of whether actual or perceived, will be addressed in accordance with these policies and procedures. The guiding principle by which Meritage votes all Proxies is the maximization of the ultimate long term economic value of the Client and does not permit proxy voting decisions to be influenced in any manner that is contrary to, or dilutive of, this guiding principle.

It is the general policy of Meritage to vote or give consent on all matters presented to security holders in any Proxy, and these policies and procedures have been designed with that in mind. However, Meritage reserves the right to abstain on any particular vote or otherwise withhold its vote or consent on any matter if, in the judgment of the members of the Compliance Committee and the costs associated with voting such Proxy outweigh the benefits to a Client or if the circumstances make such an abstention or withholding otherwise advisable and in the best interest of the relevant Client.

Procedures:

●           All Proxy voting decisions initially will be referred to the appropriate Meritage Fund Director to review the Proxy information. All Fund Directors are expected to perform their tasks relating to the voting of Proxies in accordance with the principles set forth above.

●           All Proxy voting decisions will require a mandatory conflicts of interest review by the CCO or designee in accordance with these policies and procedures, which will include consideration of whether Meritage or any investment professional or other person recommending how to vote the Proxy has an interest in how the Proxy is voted that may present a conflict of interest. If at any time any Fund Director becomes aware of any potential or actual conflict of interest or perceived conflict of interest regarding any particular Proxy voting decision, he or she should contact the CCO or a member of the Compliance Committee.

●           The Compliance Committee will review and discuss the applicable Proxy voting recommendations prior to the final submission of any Proxy vote. In this regard, the Compliance Committee shall have the power to retain independent fiduciaries, consultants, or professionals to assist with Proxy voting decisions and/or to delegate voting or consent powers to such fiduciaries, consultants, or professionals.

●           The CCO or designee will keep a Proxy voting log that will record as to when and how each proxy is voted along with documented support for votes cast or abstentions.

SAGE ADVISORY SERVICES, LTD. CO.

PROXY VOTING POLICIES AND PROCEDURES

23.01	Overview

This proxy voting policy is designed to provide reasonable assurance that proxies are voted in the clients’ best economic interest, when the responsibility for voting client proxies rests with Sage. Sage will vote proxies for clients pursuant to the authority granted in the investment management agreement between Sage and its client, or as granted by written direction from the client.

Mr. John Slais, the Chief Compliance Officer (“CCO”), is responsible for oversight of this policy. Questions regarding this policy should be directed to the CCO.

23.02	Conflicts of Interest

A.	Overview

Sage may encounter a material conflict in voting client proxies. Sage has a duty to recognize a material conflict and to resolve the conflict before voting the proxy. For purposes of this policy, material conflicts of interest are defined as those conflicts that a reasonable investor would view as important in making a decision regarding how to vote a proxy.

Examples of material conflicts include (but are not limited to):

1.	Sage provides investment management services to a publicly traded company and also holds that same security within client portfolios which is subject to a proxy; and
2.	A Sage employee has a business or personal relationship (such as a close friend or spouse) with a member of executive management, a participant in the proxy contest, or a corporate director of the company.

B.	Identifying Conflicts of Interest

1.	Sage shall maintain a listing of all material business conflicts of interests – those business relationships between the firm and other parties that are deemed to be material and may result in a conflict with respect to a future proxy contest.
2.	All employees are required to disclose all personal and familial relationships that may present a material conflict of interest with respect to a future proxy contest. Employees who are unsure whether a relationship should be disclosed as a material conflict should consult the CCO for guidance.

C.	Resolving Material Conflicts of Interest

Unless a client requests otherwise, Sage will take one of the following actions to ensure the proxy voting decision is based on the client’s best interests and is not a result of the conflict.

1.	Engage an independent party to determine how to vote the proxy;
2.	Prepare a report that (i) describes the conflict of interest; (ii) discusses procedures used to address such conflict of interest; (iii) discloses any contacts from outside parties (other than routine communications from proxy solicitors) regarding the proposal; and (iv) confirms the recommendation was made solely on the investment merits and without regard to any other consideration;
3.	Refer the proxy to a client or to a representative of the client for voting purposes;
4.	Disclose the conflict to the affected clients and seek their consent to vote the proxy prior to casting the vote; or
5.	Vote in accordance with a pre-determined voting policy, as disclosed to clients.

23.03	Disclosures to Clients

A client may request Sage to deliver this Proxy Voting Policy as well as a record of how Sage has voted that client’s proxies. Sage will use the firm’s Part 2A of Form ADV disclosure to:

A.	Notify clients of how they may obtain a copy of this policy;
B.	Notify clients of how they may obtain a record of how their securities were voted; and
C.	Summarize the firm’s proxy voting policies.

23.04	Voting Guidelines

Sage strives to vote all proxies in the best economic interests of its clients. The decision of how to vote follows the same criteria Sage uses in managing client accounts – to vote for proposals in such a manner that, in Sage’s opinion, will increase shareholder value.

A.	General Overview

In evaluating a particular proxy proposal, Sage takes into consideration, among other items:

1.	Management’s assertions regarding the proxy proposal;
2.	Sage’s determination of how the proxy proposal will impact its clients; and
3.	Sage’s determination of whether the proxy proposal will create dilution for shareholders.

B.	Proxy Proposals Regarding Business Operations Matters

Sage will generally support management’s recommendations on proxy issues related to business operations matters. Sage believes a company’s management should generally have the latitude to make decisions related to the company’s business operations. However, when Sage believes the company’s management is acting in an inconsistent manner with its clients’ best interests Sage will vote against management’s recommendations.

C.	Proxy Proposals Regarding Compensations Matters

1.	Sage will generally vote against non-salary compensation plans (such as stock compensation plans, employee stock purchase plans and long-term incentive plans) unless, in Sage’s opinion, such plans are structured to not create serious dilution to shareholders; and
2.	Sage will analyze all other compensation plans on a case-by-case basis.

D.	Proxy Proposals Regarding Control Matters

1.	Sage will review proxy proposals regarding control matters (e.g., mergers and anti-takeover tactics) related to a company on a case-by-case basis;
2.	Sage generally opposes measures limiting the rights of shareholders; and
3.	Sage generally opposes measures preventing shareholders from accepting an offer of a sale of a company.

23.05	Record Retention Requirements

Sage shall keep the following proxy voting records:

A.	These proxy voting policies and procedures;
B.	Proxy statements received regarding client securities. Electronic statements, such as those maintained on EDGAR or by a proxy voting service, are acceptable;
C.	Records of proxy votes cast on behalf of each client;
D.	Records of client requests for proxy voting information, including a record of the information provided by Sage; and
E.	Documents prepared by Sage that were material to making the decision of how to vote.

Sage will keep these records in accordance with its Record Retention Policy.

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the Funds’ annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds’ website at www.sevencanyonsadvisors.com, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

Beginning on January 1, 2019, you may, notwithstanding the availability of shareholder reports online, elect to receive all future shareholder reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with a Fund, you can call 1-833-7-CANYON to let the Fund know you wish to continue receiving paper copies of your shareholder reports.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from a Fund electronically anytime by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by enrolling at www.sevencanyonsadvisors.com.

Seven Canyons Funds	Table of Contents

FUND SUMMARY	2
Seven Canyons Strategic Income Fund	2
Seven Canyons World Innovators Fund	15
INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES	25
EACH FUND’S PRINCIPAL AND NON-PRINCIPAL INVESTMENT RELATED RISKS	28
DISCLOSURE OF PORTFOLIO HOLDINGS	38
MANAGEMENT	39
THE PORTFOLIO MANAGERS	40
ADMINISTRATOR, DISTRIBUTOR AND TRANSFER AGENT OF THE FUNDS	41
BUYING, EXCHANGING, AND REDEEMING SHARES	41
SHARE TRANSACTIONS	48
DIVIDENDS AND DISTRIBUTIONS	51
TAXES	52
FINANCIAL HIGHLIGHTS	55
ADDITIONAL INFORMATION ABOUT THE FUNDS	Back Cover

Prospectus | January 28, 2019	1

Seven Canyons Funds

FUND SUMMARY

Seven Canyons Strategic Income Fund (the “Fund”)

Investment Objective

The Fund’s primary investment objective is to capture current income. A secondary objective is long-term growth of capital.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)
Investor Class
Maximum sales charge (Load) imposed on purchases	None
Redemption Fee (as a percentage of amount redeemed, if you sell or exchange your shares within 60 days of purchase)	2.00%
Exchange Fee	None
Maximum Account Fee	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Investor Class
Management Fees	0.70%
Distribution and Service (12b-1) Fees	None
Total Other Expenses (1)	0.59%
Acquired Fund Fees and Expenses	0.48%
Total Annual Fund Operating Expenses	1.77%
Fee Waiver and Expense Reimbursement (2)	(0.34)%
Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursement	1.43%

(1)	Other Expenses are estimated for the current fiscal year.

(2)

Seven Canyons Advisors, LLC, the Fund’s investment adviser (the “Adviser”), has contractually agreed to limit the amount of the Fund’s total annual fund operating expenses, exclusive of interest, dividend expense on short sales/interest expense, taxes, brokerage commissions, other investment related costs, acquired fund fees and expenses, and extraordinary expenses such as litigation and other expenses not incurred in the ordinary course of business, to 0.95% of the Fund’s average daily net assets. This agreement is in effect through September 10, 2020, may only be terminated before then by the Board of Trustees, and is reevaluated on an annual basis. With respect to the Fund, the Adviser shall be permitted to recover expenses it has borne subsequent to the effective date of the agreement described above (whether through reduction of its management fee or otherwise) only to the extent that such recoupment payments do not cause the Fund’s expenses in later periods to exceed the lesser of (1) the contractual expense limit in effect at the time the Adviser waives or limits the expenses or (2) the contractual expense limit in effect at the time the Adviser seeks to recover the expenses; provided, however, that the Fund will not be obligated to pay any such recoupments more than three years after the date on which the fee and expense was reduced.

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Example

This example is intended to help you compare the costs of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The example takes into consideration the agreement by the Adviser to waive fees and reimburse expenses for the contractual period only.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Investor Class	$ 146	$ 524	$ 927	$ 2,053

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. A higher turnover rate may also result in additional income taxes when Fund shares are held in a taxable account. For the fiscal year ended September 30, 2018, the Fund’s portfolio turnover rate was 72% of the average value of its portfolio.

Principal Investment Strategies of the Fund

Under normal market conditions, the Fund’s assets will be invested primarily in income-producing domestic and foreign securities, including equity securities (primarily common stocks) and fixed-income securities of companies of all market capitalizations. The Fund is not managed as a balanced portfolio. At times, one type of security may make up a substantial portion of the Fund, while other types may have minimal or no representation.

The Fund may invest its assets in securities issued by foreign companies in developed countries without limit. To a lesser extent, the Fund may invest in foreign companies in emerging and frontier markets. Securities issued by companies incorporated outside the United States whose securities are principally traded in the United States are not defined as foreign companies.

The Fund may invest a large percentage of its assets in a few sectors. The current list of recognized sectors includes consumer discretionary, consumer staples, energy, financials, health care, industrials, information technology, materials, real estate (which may include investments in real estate investment trusts, or REITs), telecommunication services, and utilities.

The Fund may invest in investment companies, including exchange-traded funds (ETFs). The Fund may make short sales of securities, and may also use derivatives such as put and call options and futures contracts for hedging and non-hedging purposes. The Fund may write put and call options subject to applicable law and SEC guidelines.

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Seven Canyons Funds

In the selection of equity securities, the Adviser uses a “bottom-up” fundamental analysis to identify individual companies with attractive, sustainable dividend yields or the potential for dividend growth. In certain situations, the Fund may acquire non-income producing securities if the Adviser believes the company has the potential to pay dividends in the future. The Adviser’s analysis may include studying a company’s financial statements, building proprietary financial models, visiting company facilities, and meeting with executive management, suppliers and customers.

Characteristics the Adviser considers when investing in a company’s equity securities generally include:

●	Attractive, sustainable dividend yields or the potential for dividend growth;
●	Experienced top management;
●	Sustainable competitive advantage;
●	Stable demand for products and services; and
●	Ability to capitalize on favorable long-term trends.

The Fund’s investments in fixed-income securities may include domestic and foreign corporate bonds with a variety of maturities (e.g., long-term, intermediate or short-term) and credit qualities (e.g., investment grade or non-investment grade). At certain times the Fund may emphasize one particular maturity or credit quality. The Fund may invest in non-investment grade securities without limitation. The Fund may also invest in U.S. Treasury securities and the debt obligations of foreign governments.

Characteristics the Adviser considers when investing in fixed-income securities generally include:

●	Rates of current income;
●	Credit quality of the issuer; and
●	Maturity, duration and other characteristics of the obligation.

Principal Risks of the Fund

As with any mutual fund, there are risks to investing. There is no guarantee that the Fund will meet its investment objective. The following is a description of the principal risks of the Fund, which may adversely affect its net asset value and total return. There are other circumstances (including additional risks that are not described herein) which could prevent the Fund from achieving its investment objective.

Stock Market Risk. The Fund’s investments may decline in value due to movements in the overall stock market.

Stock Selection Risk. The Fund’s investments may decline in value even when the overall stock market is not in a general decline.

Equity Securities Risk. Equity securities represent ownership in a company. Stock markets are volatile. The price of equity securities will fluctuate and can decline and reduce the value of a portfolio investing in equity securities. The value of equity securities purchased by the Fund could decline if the financial condition of the companies the Fund invests in declines or if overall market

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and economic conditions deteriorate. The value of equity securities may also decline due to factors that affect a particular industry or industries, such as labor shortages or an increase in production costs and competitive conditions within an industry.

In addition, the value may decline due to general market conditions that are not specifically related to a company or industry, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or generally adverse investor sentiment.

Foreign Securities Risk. Foreign securities are generally more volatile and less liquid than U.S. securities. Further, foreign securities may be subject to additional risks not associated with investments in U.S. securities. Differences in the economic and political environment, the amount of available public information, the degree of market regulation, and financial reporting, accounting and auditing standards, and, in the case of foreign currency-denominated securities, fluctuations in currency exchange rates, can have a significant effect on the value of a foreign security. Additionally, certain countries may utilize formal or informal currency-exchange controls or “capital controls.” Capital controls may impose restrictions on the Fund’s ability to repatriate investments or income. Such capital controls can also have a significant effect on the value of the Fund’s holdings.

Emerging Markets Risk. In addition to the risks of investing in foreign securities in general, the risks of investing in the securities of companies domiciled in emerging market countries include increased political or social instability, economies based on only a few industries, unstable currencies, runaway inflation, highly volatile and less liquid securities markets, unpredictable shifts in policies relating to foreign investments, lack of protection for investors against parties that fail to complete transactions, and the potential for government seizure of assets or nationalization of companies.

Frontier Markets Risk. In addition to the risks of investing in foreign securities and emerging markets, frontier market securities involve unique risks, such as exposure to economies less diverse and mature than those of the U.S. or more established foreign markets. Economic or political instability may cause larger price changes in frontier market securities than in securities of issuers based in more developed foreign countries, including securities of issuers in larger emerging markets. Frontier markets generally receive less investor attention than developed markets or larger emerging markets. These risks can result in the potential for extreme price volatility and illiquidity.

Smaller Company Stock Risk. Small- and mid-cap stocks may be very sensitive to changing economic conditions and market downturns. In particular, the issuers of small company stocks have more narrow markets for their products and services, fewer product lines, and more limited managerial and financial resources than larger issuers. The stocks of small companies may therefore be more volatile and the ability to sell these stocks at a desirable time or price may be more limited.

Sector and Industry Weightings Risk. To the extent the Fund emphasizes, from time to time, investments in a particular sector, the Fund will be subject to a greater degree to the risks particular to that sector. Market conditions, interest rates, and economic, regulatory, or financial developments could significantly affect all the securities in a single sector. If the Fund invests in a few sectors, it may have increased exposure to the price movements of securities in those sectors. The Fund may also from time to time make significant investments in an industry or industries

Prospectus | January 28, 2019	5

Seven Canyons Funds

within a particular sector. The industries that constitute a sector may all react in the same way to economic, political or regulatory events. Adverse conditions in such industry or industries could have a correspondingly adverse effect on the financial condition of issuers. These conditions may cause the value of the Fund’s shares to fluctuate more than the values of shares of funds that invest in a greater variety of investments.

Consumer Discretionary Sector Risk. The consumer discretionary sector includes companies in industries such as, consumer and household durables, hotels, restaurants, media, retailing, and automobiles. Companies in the consumer discretionary sector may be significantly impacted by the performance of the overall domestic and global economy and interest rates. The consumer discretionary sector relies heavily on disposable household income and spending. Companies in this sector may be subject to severe competition, which may have an adverse impact on their respective profitability. The retail industry can be significantly affected by changes in demographics and consumer tastes, which can also affect the demand for, and success of, consumer products and services in the marketplace. The automotive industry is highly cyclical and can be significantly affected by labor relations and fluctuating component prices. The media industry can be significantly affected by technological advances and government regulation.

Consumer Staples Sector Risk. The consumer staples sector includes companies in the food and staples retailing, food, beverage and tobacco, and household and personal products industry groups. Companies in the consumer staples sector may be affected by demographics and product trends, competitive pricing, food fads, marketing campaigns, environmental factors, changes in consumer demands, the performance of the overall domestic and global economy, interest rates, consumer confidence and spending, and changes in commodity prices. Consumer staples companies may be subject to government regulations that may affect the permissibility of using various food additives and production methods. Tobacco companies may be adversely affected by regulation, legislation and/or litigation.

Energy Sector Risk. The energy sector includes companies in energy equipment and services, and oil, gas and consumable fuels industry groups. The value of companies in these industry groups is particularly vulnerable to developments in the energy sector, fluctuations in the price and supply of energy fuels, energy conservation, the supply of, and demand for, specific energy-related products or services, and tax policy and other government regulation. Oil and gas companies develop and produce crude oil and natural gas and provide related resources such as production and distribution related services. Stock prices for oil and gas companies in particular are affected by supply and demand both for their specific product or service and for energy products in general. The price of oil and gas, exploration and production spending, government regulation, world events and economic conditions will likewise affect the performance of these companies. Correspondingly, companies in the energy sector are subject to swift price and supply fluctuations caused by events relating to international politics, energy conservation, the success of exploration projects, and tax and other governmental regulatory policies. Weak demand for energy companies' products or services or for energy products and services in general, as well as negative developments in these other areas, would adversely impact the energy stocks in which the Fund invests and the Fund’s performance. Oil and gas exploration and production companies can be significantly affected by natural disasters as well as changes in exchange rates, interest rates, government regulation, world events and economic conditions, and the companies may be at risk for environmental damage claims.

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Financials Sector Risk. The financials sector includes companies in the banks, capital markets, diversified financials, and insurance industry groups. Companies in the financials sector are subject to extensive government regulation, can be subject to relatively rapid change due to increasingly blurred distinctions between service segments, and can be significantly affected by the availability and cost of capital funds, changes in interest rates, the rate of corporate and consumer debt defaults, and price competition. Banking companies may be affected by extensive government regulation which may limit both the amounts and types of loans and other financial commitments they can make, the interest rates and fees they can charge, and the amount of capital they must maintain. Profitability is largely dependent on the availability and cost of capital funds, and can fluctuate significantly when interest rates change. Credit losses resulting from financial difficulties of borrowers can negatively affect banking companies. Banks may also be subject to severe price competition. Competition is high among banking companies and failure to maintain or increase market share may result in lost market value. Capital markets may be affected by extensive governmental regulation, economic and other financial events that could cause fluctuations in the stock market, impacting the overall value of investments. The insurance industry may be affected by extensive government regulation and can be significantly affected by interest rates, general economic conditions, and price and marketing competition. Different segments of the insurance industry can be significantly affected by natural disasters, mortality and morbidity rates and environmental clean-up.

Health Care Sector Risk. The health care sector includes companies in the health care equipment and services, pharmaceuticals, and biotechnology and life sciences industry groups. Health care companies are strongly affected by worldwide scientific or technological developments. Their products may rapidly become obsolete. Many health care companies are also subject to significant government regulation and may be affected by changes in government policies. Companies in the pharmaceutical, biotechnology and life sciences industry group in particular are heavily dependent on patent protection, and the expiration of patents may adversely affect the profitability of such companies. These companies are also subject to extensive litigation based on product liability and other similar claims. Many new products are subject to government approval and the process of obtaining government approval can be long and costly, and even approved products are susceptible to obsolescence. These companies are also subject to competitive forces that may make it difficult to increase prices, or that may lead to price reductions.

Industrials Sector Risk. The industrials sector includes companies in the commercial and professional services and transportation industry groups, including companies engaged in the business of human capital management, business research and consulting, air freight and logistics, airlines, maritime shipping and transportation, railroads and trucking, transportation infrastructure, and aerospace and defense. Companies in the industrials sector can be significantly affected by general economic trends, including such factors as employment and economic growth, interest rate changes, changes in consumer spending, legislative and government regulation and spending, import controls, commodity prices, and worldwide competition. Changes in the economy, fuel prices, labor agreements, and insurance costs may result in occasional sharp price movements in transportation securities. Aerospace and defense companies rely, to a significant extent, on government demand for their products and services. The financial condition of, and investor interest in, aerospace and defense companies are heavily influenced by governmental defense spending policies.

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Seven Canyons Funds

Information Technology Sector Risk. The information technology sector includes companies in the software and services, technology hardware and equipment and semiconductors and semiconductor equipment industry groups. Companies in the information technology sector are subject to rapid obsolescence of existing technology, short product cycles, falling prices and profits, competition from new market entrants, and general economic conditions. Stocks of companies in the information technology sector, especially those of smaller, less-seasoned companies, tend to be more volatile than the overall market. Technological developments, fixed rate pricing, and the ability to retain skilled employees can significantly affect the software industry. Additionally, the success of companies in the software industry is subject to the continued demand for internet services.

Materials Sector Risk. The materials sector includes companies in the chemicals, construction materials, containers and packaging, paper products, and mining industry groups. Changes in world events, political, environmental and economic conditions, energy conservation, environmental policies, commodity price volatility, changes in currency exchange rates, imposition of import and export controls, increased competition, and labor relations may adversely affect companies engaged in the production and distribution of materials. Other risks may include liabilities for environmental damage, depletion of resources, and mandated expenditures for safety and pollution control. Companies in the chemicals industry may be subject to risks associated with the production, handling and disposal of hazardous components. Mining could be affected by supply and demand and operational costs.

Real Estate Sector Risk. The real estate sector includes companies involved in real estate management and development and issuers of real estate investment trusts (REITs). Securities of companies in the real estate sector may be adversely affected by, among other things, rental income fluctuation, depreciation, property tax value changes, differences in real estate market values, overbuilding and extended vacancies, increased competition, costs of materials, operating expenses or zoning laws, costs of environmental clean-up or damages from natural disasters, cash flow fluctuations, and defaults by borrowers and tenants.

Telecommunication Services Sector Risk. The telecommunications services sector includes diversified telecommunications services and wireless telecommunication services. The telecommunications services industry is subject to government regulation and can be significantly affected by intense competition and technology changes, which may make the products and services of certain companies obsolete. The wireless industry can be significantly affected by failure or delays in obtaining financing or regulatory approval, intense competition, product incompatibility, changing consumer preferences, rapid obsolescence, significant capital expenditures, and heavy debt burdens.

Utilities Sector Risk. The utilities sector includes electric utilities, gas utilities, water utilities, multi-utilities (electric, gas and water), and independent power and renewable electricity producers. Companies in the utilities sector are affected by supply and demand, consumer incentives, operating costs, government regulation, environmental factors, liabilities for environmental damage and general civil liabilities, and rate caps or rate changes. The value of regulated utility company stocks may have an inverse relationship to the movement of interest rates. Also, certain utility companies have experienced full or partial deregulation in recent years, which may permit them to diversify outside of their original geographic regions and their traditional lines of business.

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Conversely, companies that remain heavily regulated may be at a competitive disadvantage, making them less profitable. In addition, natural disasters, terrorist attacks, government intervention or other factors may render a utility company’s equipment unusable and may have an adverse impact on profitability. Utility companies are subject to the high cost of borrowing to finance capital construction during inflationary periods, restrictions on operations and increased costs and delays associated with compliance with environmental and nuclear safety regulations, and the difficulties involved in obtaining natural gas for resale or fuel for generating electricity at reasonable prices. Other risks include those related to the construction and operation of nuclear power plants, the effects of energy conservation and the effects of regulatory changes.

Derivatives Risk. The Fund may use put and call options and futures contracts. The Fund may suffer a loss from its use of put and call options and futures contracts, which are forms of derivatives. Derivatives can amplify a gain or loss, potentially earning or losing substantially more money than the actual cost of the derivative instrument, with the potential for unlimited losses on certain instruments. Derivatives may be difficult to value, may become illiquid, and may affect the timing and character of taxes payable by shareholders. In addition, the instruments that the Fund expects to use are subject to the following risks:

Options Risk. Options transactions may be effected on securities exchanges or in the over-the-counter market. When options are purchased over-the counter, the Fund bears the risk that the counter-party that wrote the option will be unable or unwilling to perform its obligations under the option contract. Such options may also be illiquid, and in such cases, the Fund may have difficulty closing out its option positions. In addition, the Fund will lose money if it sells a put option and the value of the reference index or security falls below the strike price. Likewise, the Fund will lose money if it sells a call option and the value of the reference index or security rises above the strike price. As the buyer of a put or call option, the Fund risks losing the entire premium invested in the option if the Fund does not exercise the option.

Futures Contract Risk. A Fund that uses futures contracts, which are a type of derivative, is subject to the risk of loss caused by unanticipated market movements. In addition, there may at times be an imperfect correlation between the movement in the prices of futures contracts and the value of their underlying instruments or indexes and there may at times not be a liquid secondary market for certain futures contracts.

Short Sales Risk. The Fund can make short sales of securities, which means it may experience a loss if the market price of the security increases between the date of the short sale and the date the security is replaced. Short sales may reduce a fund’s returns or increase volatility. In addition, a lender may request, or market conditions may dictate, that securities sold short be returned to the lender on short notice, which may result in the Fund having to buy the securities sold short at an unfavorable price to close out a short position. If this occurs, any anticipated gain to the Fund may be reduced or eliminated or the short sale may result in a loss. In a rising stock market, the Fund’s short positions may significantly impact the Fund’s overall performance and cause the Fund to underperform traditional long-only equity funds or to sustain losses, particularly in a sharply rising market. The use of short sales may also cause the Fund to have higher expenses than other funds. Because losses on short sales arise from increases in the value of the security sold short, such losses are theoretically unlimited. By contrast, a loss on a long position arises from decreases in the value

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Seven Canyons Funds

of the security and is limited by the fact that a security’s value cannot go below zero. The use of short sales in combination with long positions in seeking to improve Fund performance or reduce overall portfolio risk may not be successful and may result in greater losses or lower positive returns than if the Fund held only long positions. In addition, the Fund’s short selling strategies may limit its ability to fully benefit from increases in the equity markets. Short positions also typically involve increased liquidity risk and the risk that the third party to the short sale may fail to honor its contract terms. Furthermore, regulatory authorities in various countries, including the United States, have enacted temporary rules prohibiting the short-selling of certain stocks in response to market events. If regulatory authorities were to reinstitute such rules or otherwise restrict short selling, the Fund might not be able to fully implement its short-selling strategy.

Investment Companies Risk. The Fund may invest in the shares of other investment companies, including foreign and domestic registered and unregistered open-end funds, closed-end funds, unit investment trusts and exchange-traded funds. Investing in another investment company subjects the Fund to the same risks associated with investing in the securities held by the applicable investment company and the investment strategies employed by such funds (such as the use of leverage). In addition, the benefit of investing in another investment company is largely dependent on the skill of the investment advisor of the underlying company and whether the associated fees and costs involved with investing in such company are offset by the potential gains. As a shareholder in an investment company, the Fund will bear its ratable share of that investment company’s expenses including advisory and administrative fees. Fund shareholders would therefore be subject to duplicative expenses to the extent that the Fund invests in other investment companies.

Exchange-Traded Funds (ETFs) Risk. ETFs are investment companies that are bought and sold on a securities exchange. Shares of ETFs are redeemable only in larger aggregations of a specified number of shares and generally on an in-kind basis. When the Fund invests in an ETF, it will bear additional expenses based on its pro rata share of the ETF’s operating expenses. Because of the ETF expenses, it may be more costly to own the ETF than owning the underlying securities directly. In addition, the Fund will incur brokerage costs when purchasing and selling shares of ETFs. The risk of owning an ETF generally reflects the risks of the underlying securities held by the ETF and investment strategies employed by such ETF (such as the use of leverage). The market price of an ETF may also fluctuate due to the supply of, and demand for, the ETF’s shares on the exchange upon which its shares are traded and may trade at a premium or discount to its net asset value. As ETFs trade on an exchange, they are subject to the risks of any exchange-traded instrument, including: (i) an active market for its shares may not develop or be maintained, (ii) market makers or authorized participants may decide to reduce their role or step away from these activities in times of market stress, (iii) trading of its shares may be halted by the exchange, and (iv) its shares may be delisted from the exchange.

REIT Risk. Investments in real estate investment trusts (REITs) subject the Fund to risks associated with the direct ownership of real estate. The value of REIT securities can be affected by changes in real estate values and rental income, property taxes, interest rates, tax and regulatory requirements and the management skill and creditworthiness of the issuer. In addition, the value of a REIT can depend on the structure and cash flow generated by the REIT, and REITs may not have diversified holdings. Because REITs are pooled investment vehicles that have expenses of their own, the Fund will indirectly bear its proportionate share of those expenses.

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Credit Risk. Credit risk is the risk that the issuer of a debt security will fail to repay principal and interest on the security when due. Credit risk is affected by the issuer’s credit status and is generally higher for non-investment grade securities.

Interest Rate Risk. Interest rate risk is the risk that a debt security’s value will decline due to changes in market interest rates. Even though some interest-bearing securities offer a stable stream of income, their prices will still fluctuate with changes in interest rates. The Fund may be subject to greater risk of rising interest rates than would normally be the case due to the current period of historically low rates and the effect of potential government fiscal policy initiatives and resulting market reaction to those initiatives. When interest rates change, the values of longer duration debt securities usually change more than the values of shorter-duration debt securities.

Non-Investment Grade Securities Risk. Non-investment grade securities (also known as “high yield” or “junk bonds”) are those rated below investment grade by the primary rating agencies (e.g., below BB/Ba by S&P/Moody’s). Such securities are speculative, and tend to have more volatile prices and increased price sensitivity to changing interest rates and adverse economic and business developments than investment grade securities. In addition, compared to investments in investment grade securities, investments in non-investment grade securities are subject to greater risk of loss due to default by the issuer or decline in the issuer’s credit quality. There is a greater likelihood that adverse economic or company-specific events will make the issuer unable to make interest and/or principal payments, and the issuer may be more susceptible to negative market sentiment, leading to depressed prices and decreased liquidity for the non-investment grade securities.

It is possible to lose money on an investment in the Fund. Investments in the Fund are not deposits or obligations of any bank, are not endorsed or guaranteed by any bank and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

Performance Information

The following information provides some indication of the risks of investing in the Fund by showing how the Fund's performance has varied over time. The Fund was organized as a successor to the Wasatch Strategic Income Fund (the "Predecessor Fund"), a series of Wasatch Funds Trust. The Predecessor Fund was reorganized with and into the Fund on September 10, 2018. The Fund has adopted the historical performance of the Predecessor Fund. The portfolio manager for the Fund also served as the portfolio manager for the Predecessor Fund, which had an identical investment objective and substantially similar investment strategies as the Fund. The performance shown for periods prior to September 10, 2018 reflects the performance of the Predecessor Fund's Investor Class shares. The table compares the Predecessor Fund's average annual returns for the periods indicated to broad-based securities market indices. The performance of the Predecessor Fund is not the performance of the Fund, and is not necessarily indicative of the Fund's future performance. If the Predecessor Fund’s investment manager and/or its affiliates had not waived or reimbursed certain Predecessor Fund expenses during these periods, the Predecessor Fund’s returns would have been different. The Fund's past performance does not necessarily indicate how it will perform in the future. Updated performance information is available at no cost by at www.sevencanyonsadvisors.com or by calling 1-833-7-CANYON (833-722-6966).

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Seven Canyons Funds

Annual Total Returns
(For years ended 12/31) - Investor Class

Best and Worst Quarterly Returns

Best — 6/30/2009	21.21%
Worst — 9/30/2011	-14.58%

Average Annual Total Returns — (as of 12/31/18)	1 Year	5 Years	10 Years
Seven Canyons Strategic Income Fund — Investor Class
Return Before Taxes	-6.80%	2.87%	11.63%
Return After Taxes on Distributions	-7.18%	1.68%	10.44%
Return After Taxes on Distributions and Sale of Fund Shares	-3.71%	1.98%	9.32%
MSCI ACWI Index (reflects no deductions for fees, expenses or taxes) (1)	-9.42%	4.26%	9.46%
Bloomberg Barclays US Aggregate Bond Index (reflects no deductions for fees, expenses or taxes)	0.01%	2.52%	3.48%
S&P 500® Index (reflects no deductions for fees, expenses or taxes) (1)	-4.38%	8.49%	13.12%

(1)

Effective January 28, 2019, the fund changed its primary benchmark index from the S&P 500® Index to the MSCI ACWI Index. The adviser believes that the foregoing benchmark index change provides a more appropriate comparison for evaluating the fund’s performance.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Investment Adviser

Seven Canyons Global Asset Management, LLC is the investment adviser to the Fund.

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Portfolio Managers

The Fund is managed by the following portfolio manager:

Portfolio Managers	Period of Service with the Fund	Primary Title
Samuel S. Stewart, Jr., PhD, CFA	Since Inception (September 2018)	Lead Portfolio Manager

Purchase and Sale of Fund Shares

The Fund offers one class of shares: Investor Class shares. You may purchase, exchange or redeem Fund shares on any business day on which the New York Stock Exchange is open by written request via mail Seven Canyons Strategic Income Fund, c/o ALPS Fund Services, Inc., 1290 Broadway, Suite 1100, Denver, CO 80203, by telephone at (303) 623-2577, or through a financial intermediary. Investors who wish to purchase, exchange or redeem Fund shares through a financial intermediary should contact the financial intermediary directly. They may charge you a transaction fee for this service.

The minimum initial and subsequent investment amounts are shown below. The Fund reserves the right to waive or change minimum and additional investment amounts. For a description of the Fund’s Investor Class shares, see “Buying and Redeeming Shares.”

Initial Investment Minimum

Type of Account
New Account	$2,000
New Accounts with Automatic Investment Plan	$1,000
Individual Retirement Accounts (IRAs)	$2,000
Coverdell Education Savings Accounts	$1,000

Subsequent Purchases Minimum

Type of Account
Regular Accounts and IRAs	$100
Automatic Investment Plan	$50 per month and/or $100 per quarter

Tax Information

For U.S. federal income tax purposes, the Fund’s distributions may be taxable as ordinary income, capital gain, qualified dividend income, or Section 199A dividends, except when your investment is in an IRA, 401(k) or other tax-advantaged investment plan. Subsequent withdrawals from such a tax-advantaged investment plan will be subject to special tax rules.

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Seven Canyons Funds

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Adviser and/or its affiliates may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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FUND SUMMARY

Seven Canyons World Innovators Fund (the “Fund”)

Investment Objective

The Fund’s investment objective is long-term growth of capital.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)
	Investor Class	Institutional Class
Maximum sales charge (Load) imposed on purchases	None	None
Redemption Fee (as a percentage of amount redeemed, if you sell or exchange your shares within 60 days of purchase)	2.00%	2.00%
Exchange Fee	None	None
Maximum Account Fee	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Investor Class	Institutional Class
Management Fees	1.50%	1.50%
Distribution and Service (12b-1) Fees	None	None
Total Other Expenses (1)	0.45%	0.45%
Total Annual Fund Operating Expenses (2)	1.95%	1.95%
Fee Waiver and Expense Reimbursement (3)	(0.20)%	(0.40)%
Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursement (2)(3)	1.75%	1.55%

(1)	Other Expenses are estimated for the current fiscal year.

(2)	Expenses have been restated to reflect current fees.

(3)

Seven Canyons Advisors, LLC, the Fund’s investment adviser (the “Adviser”), has contractually agreed to limit the amount of the Fund’s total annual fund operating expenses, exclusive of interest, dividend expense on short sales/interest expense, taxes, brokerage commissions, other investment related costs, acquired fund fees and expenses, and extraordinary expenses such as litigation and other expenses not incurred in the ordinary course of business, to 1.75% and 1.55% of the Fund’s average daily net assets for the Investor Class and the Institutional Class, respectively. This agreement is in effect through September 10, 2020, may only be terminated before then by the Board of Trustees, and is reevaluated on an annual basis. With respect to the Fund, the Adviser shall be permitted to recover, on a class-by-class basis, expenses it has borne subsequent to the effective date of the agreement described above (whether through reduction of its management fee or otherwise) only to the extent that such recoupment payments do not cause the Fund’s expenses in later periods to exceed the lesser of (1) the contractual expense limit in effect at the time the Adviser waives or limits the expenses or (2) the contractual expense limit in effect at the time the Adviser seeks to recover the expenses; provided, however, that the Fund will not be obligated to pay any such recoupments more than three years after the date on which the fee and expense was reduced.

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Seven Canyons Funds

Example

This example is intended to help you compare the costs of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The example takes into consideration the agreement by the Adviser to waive fees and reimburse expenses for the contractual period only.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Investor Class	$ 178	$ 593	$ 1,033	$ 2,256
Institutional Class	$ 158	$ 573	$ 1,015	$ 2,239

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. A higher turnover rate may also result in additional income taxes when Fund shares are held in a taxable account. For the fiscal year ended September 30, 2018, the Fund’s portfolio turnover rate was 159% of the average value of its portfolio.

Principal Investment Strategies of the Fund

The Fund invests primarily in domestic and foreign growth companies that the Adviser believes are innovators in their respective sectors or industries.

Modern innovative companies have global business models that are less dependent upon their place of domicile, the location of their headquarters, or the exchange on which their stocks are listed. Under normal market conditions, the Fund will typically be invested in at least three developed countries, including the U.S. The Fund may invest in securities issued by companies domiciled in emerging and frontier markets without limitation.

Under normal market conditions, the Fund will invest at least 40% of its assets (30% if conditions are not favorable) in equity securities of companies tied economically to countries other than the United States. The Fund regards a company as being tied economically to a country other than the U.S. if, at the time of purchase, the company has at least 50% of its assets outside the U.S., or if at least 50% of its revenues or profits are from goods produced or sold, investments made, or services performed outside the U.S.

The Adviser will use a process of “bottom-up” fundamental analysis to invest in companies of any size. However, because innovative companies are rapidly evolving, the Adviser expects to invest a significant portion of the Fund’s assets in early stage companies and small- to mid-size companies with market capitalizations of less than US$5 billion at the time of purchase.

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The Adviser has defined two broad categories that it believes are critical to identifying companies with outstanding investment potential. The first is companies that possess valuable intellectual property. The second is companies that are innovators in their respective sectors or industries.

The Fund may invest a large percentage of its assets in a few sectors. The current list of recognized sectors includes consumer discretionary, consumer staples, energy, financials, health care, industrials, information technology, materials, real estate, telecommunication services, and utilities.

Principal Risks of the Fund

As with any mutual fund, there are risks to investing. There is no guarantee that the Fund will meet its investment objective. The following is a description of the principal risks of the Fund, which may adversely affect its net asset value and total return. There are other circumstances (including additional risks that are not described herein) which could prevent the Fund from achieving its investment objective.

Stock Market Risk. The Fund’s investments may decline in value due to movements in the overall stock market.

Stock Selection Risk. The Fund’s investments may decline in value even when the overall stock market is not in a general decline.

Equity Securities Risk. Equity securities represent ownership in a company. Stock markets are volatile. The price of equity securities will fluctuate and can decline and reduce the value of a portfolio investing in equity securities. The value of equity securities purchased by the Fund could decline if the financial condition of the companies the Fund invests in declines or if overall market and economic conditions deteriorate. The value of equity securities may also decline due to factors that affect a particular industry or industries, such as labor shortages or an increase in production costs and competitive conditions within an industry.

In addition, the value may decline due to general market conditions that are not specifically related to a company or industry, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or generally adverse investor sentiment.

Foreign Securities Risk. Foreign securities are generally more volatile and less liquid than U.S. securities. Further, foreign securities may be subject to additional risks not associated with investments in U.S. securities. Differences in the economic and political environment, the amount of available public information, the degree of market regulation, and financial reporting, accounting and auditing standards, and, in the case of foreign currency-denominated securities, fluctuations in currency exchange rates, can have a significant effect on the value of a foreign security. Additionally, certain countries may utilize formal or informal currency-exchange controls or “capital controls.” Capital controls may impose restrictions on the Fund’s ability to repatriate investments or income. Such capital controls can also have a significant effect on the value of the Fund’s holdings.

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Seven Canyons Funds

Emerging Markets Risk. In addition to the risks of investing in foreign securities in general, the risks of investing in the securities of companies domiciled in emerging market countries include increased political or social instability, economies based on only a few industries, unstable currencies, runaway inflation, highly volatile and less liquid securities markets, unpredictable shifts in policies relating to foreign investments, lack of protection for investors against parties that fail to complete transactions, and the potential for government seizure of assets or nationalization of companies.

Frontier Markets Risk. In addition to the risks of investing in foreign securities and emerging markets, frontier market securities involve unique risks, such as exposure to economies less diverse and mature than those of the U.S. or more established foreign markets. Economic or political instability may cause larger price changes in frontier market securities than in securities of issuers based in more developed foreign countries, including securities of issuers in larger emerging markets. Frontier markets generally receive less investor attention than developed markets or larger emerging markets. These risks can result in the potential for extreme price volatility and illiquidity.

Early Stage Companies Risk. Early stage companies may never obtain necessary financing, may rely on untested business plans, may not be successful in developing markets for their products or services, and may remain an insignificant part of their industry, and as such may never be profitable. Stocks of early stage companies may be illiquid, privately traded, and more volatile and speculative than the securities of larger companies.

Smaller Company Stock Risk. Small- and mid-cap stocks may be very sensitive to changing economic conditions and market downturns. In particular, the issuers of small company stocks have more narrow markets for their products and services, fewer product lines, and more limited managerial and financial resources than larger issuers. The stocks of small companies may therefore be more volatile and the ability to sell these stocks at a desirable time or price may be more limited.

Sector and Industry Weightings Risk. To the extent the Fund emphasizes, from time to time, investments in a particular sector, the Fund will be subject to a greater degree to the risks particular to that sector, including the sectors described below. Market conditions, interest rates, and economic, regulatory, or financial developments could significantly affect all the securities in a single sector. If the Fund invests in a few sectors, it may have increased exposure to the price movements of securities in those sectors. The Fund may also from time to time make significant investments in an industry or industries within a particular sector. The industries that constitute a sector may all react in the same way to economic, political or regulatory events. Adverse conditions in such industry or industries could have a correspondingly adverse effect on the financial condition of issuers. These conditions may cause the value of the Fund’s shares to fluctuate more than the values of shares of funds that invest in a greater variety of investments.

Consumer Discretionary Sector Risk. The consumer discretionary sector includes companies in industries such as, consumer and household durables, hotels, restaurants, media, retailing, and automobiles. Companies in the consumer discretionary sector may be significantly impacted by the performance of the overall domestic and global economy and interest rates. The consumer discretionary sector relies heavily on disposable household income and spending. Companies in this sector may be subject to severe competition, which may have an adverse impact on their respective profitability. The retail industry can be significantly affected by changes in demographics

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and consumer tastes, which can also affect the demand for, and success of, consumer products and services in the marketplace. The automotive industry is highly cyclical and can be significantly affected by labor relations and fluctuating component prices. The media industry can be significantly affected by technological advances and government regulation.

Consumer Staples Sector Risk. The consumer staples sector includes companies in the food and staples retailing, food, beverage and tobacco, and household and personal products industry groups. Companies in the consumer staples sector may be affected by demographics and product trends, competitive pricing, food fads, marketing campaigns, environmental factors, changes in consumer demands, the performance of the overall domestic and global economy, interest rates, consumer confidence and spending, and changes in commodity prices. Consumer staples companies may be subject to government regulations that may affect the permissibility of using various food additives and production methods. Tobacco companies may be adversely affected by regulation, legislation and/or litigation.

Energy Sector Risk. The energy sector includes companies in energy equipment and services, and oil, gas and consumable fuels industry groups. The value of companies in these industry groups is particularly vulnerable to developments in the energy sector, fluctuations in the price and supply of energy fuels, energy conservation, the supply of, and demand for, specific energy-related products or services, and tax policy and other government regulation. Oil and gas companies develop and produce crude oil and natural gas and provide related resources such as production and distribution related services. Stock prices for oil and gas companies in particular are affected by supply and demand both for their specific product or service and for energy products in general. The price of oil and gas, exploration and production spending, government regulation, world events and economic conditions will likewise affect the performance of these companies. Correspondingly, companies in the energy sector are subject to swift price and supply fluctuations caused by events relating to international politics, energy conservation, the success of exploration projects, and tax and other governmental regulatory policies. Weak demand for energy companies' products or services or for energy products and services in general, as well as negative developments in these other areas, would adversely impact the energy stocks in which the Fund invests and the Fund’s performance. Oil and gas exploration and production companies can be significantly affected by natural disasters as well as changes in exchange rates, interest rates, government regulation, world events and economic conditions, and the companies may be at risk for environmental damage claims.

Financials Sector Risk. The financials sector includes companies in the banks, capital markets, diversified financials, and insurance industry groups. Companies in the financials sector are subject to extensive government regulation, can be subject to relatively rapid change due to increasingly blurred distinctions between service segments, and can be significantly affected by the availability and cost of capital funds, changes in interest rates, the rate of corporate and consumer debt defaults, and price competition. Banking companies may be affected by extensive government regulation which may limit both the amounts and types of loans and other financial commitments they can make, the interest rates and fees they can charge, and the amount of capital they must maintain. Profitability is largely dependent on the availability and cost of capital funds, and can fluctuate significantly when interest rates change. Credit losses resulting from financial difficulties of borrowers can negatively affect banking companies. Banks may also be subject to severe price competition. Competition is high among banking companies and failure to maintain or increase

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Seven Canyons Funds

market share may result in lost market value. Capital markets may be affected by extensive governmental regulation, economic and other financial events that could cause fluctuations in the stock market, impacting the overall value of investments. The insurance industry may be affected by extensive government regulation and can be significantly affected by interest rates, general economic conditions, and price and marketing competition. Different segments of the insurance industry can be significantly affected by natural disasters, mortality and morbidity rates and environmental clean-up.

Health Care Sector Risk. The health care sector includes companies in the health care equipment and services, pharmaceuticals, and biotechnology and life sciences industry groups. Health care companies are strongly affected by worldwide scientific or technological developments. Their products may rapidly become obsolete. Many health care companies are also subject to significant government regulation and may be affected by changes in government policies. Companies in the pharmaceutical, biotechnology and life sciences industry group in particular are heavily dependent on patent protection, and the expiration of patents may adversely affect the profitability of such companies. These companies are also subject to extensive litigation based on product liability and other similar claims. Many new products are subject to government approval and the process of obtaining government approval can be long and costly, and even approved products are susceptible to obsolescence. These companies are also subject to competitive forces that may make it difficult to increase prices, or that may lead to price reductions.

Industrials Sector Risk. The industrials sector includes companies in the commercial and professional services and transportation industry groups, including companies engaged in the business of human capital management, business research and consulting, air freight and logistics, airlines, maritime shipping and transportation, railroads and trucking, transportation infrastructure, and aerospace and defense. Companies in the industrials sector can be significantly affected by general economic trends, including such factors as employment and economic growth, interest rate changes, changes in consumer spending, legislative and government regulation and spending, import controls, commodity prices, and worldwide competition. Changes in the economy, fuel prices, labor agreements, and insurance costs may result in occasional sharp price movements in transportation securities. Aerospace and defense companies rely, to a significant extent, on government demand for their products and services. The financial condition of, and investor interest in, aerospace and defense companies are heavily influenced by governmental defense spending policies.

Information Technology Sector Risk. The information technology sector includes companies in the software and services, technology hardware and equipment and semiconductors and semiconductor equipment industry groups. Companies in the information technology sector are subject to rapid obsolescence of existing technology, short product cycles, falling prices and profits, competition from new market entrants, and general economic conditions. Stocks of companies in the information technology sector, especially those of smaller, less-seasoned companies, tend to be more volatile than the overall market. Technological developments, fixed rate pricing, and the ability to retain skilled employees can significantly affect the software industry. Additionally, the success of companies in the software industry is subject to the continued demand for internet services.

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Materials Sector Risk. The materials sector includes companies in the chemicals, construction materials, containers and packaging, paper products, and mining industry groups. Changes in world events, political, environmental and economic conditions, energy conservation, environmental policies, commodity price volatility, changes in currency exchange rates, imposition of import and export controls, increased competition, and labor relations may adversely affect companies engaged in the production and distribution of materials. Other risks may include liabilities for environmental damage, depletion of resources, and mandated expenditures for safety and pollution control. Companies in the chemicals industry may be subject to risks associated with the production, handling and disposal of hazardous components. Mining could be affected by supply and demand and operational costs.

Real Estate Sector Risk. The real estate sector includes companies involved in real estate management and development and issuers of real estate investment trusts (REITs). Securities of companies in the real estate sector may be adversely affected by, among other things, rental income fluctuation, depreciation, property tax value changes, differences in real estate market values, overbuilding and extended vacancies, increased competition, costs of materials, operating expenses or zoning laws, costs of environmental clean-up or damages from natural disasters, cash flow fluctuations, and defaults by borrowers and tenants.

Telecommunication Services Sector Risk. The telecommunications services sector includes diversified telecommunications services and wireless telecommunication services. The telecommunications services industry is subject to government regulation and can be significantly affected by intense competition and technology changes, which may make the products and services of certain companies obsolete. The wireless industry can be significantly affected by failure or delays in obtaining financing or regulatory approval, intense competition, product incompatibility, changing consumer preferences, rapid obsolescence, significant capital expenditures, and heavy debt burdens.

Utilities Sector Risk. The utilities sector includes electric utilities, gas utilities, water utilities, multi-utilities (electric, gas and water), and independent power and renewable electricity producers. Companies in the utilities sector are affected by supply and demand, consumer incentives, operating costs, government regulation, environmental factors, liabilities for environmental damage and general civil liabilities, and rate caps or rate changes. The value of regulated utility company stocks may have an inverse relationship to the movement of interest rates. Also, certain utility companies have experienced full or partial deregulation in recent years, which may permit them to diversify outside of their original geographic regions and their traditional lines of business. Conversely, companies that remain heavily regulated may be at a competitive disadvantage, making them less profitable. In addition, natural disasters, terrorist attacks, government intervention or other factors may render a utility company’s equipment unusable and may have an adverse impact on profitability. Utility companies are subject to the high cost of borrowing to finance capital construction during inflationary periods, restrictions on operations and increased costs and delays associated with compliance with environmental and nuclear safety regulations, and the difficulties involved in obtaining natural gas for resale or fuel for generating electricity at reasonable prices. Other risks include those related to the construction and operation of nuclear power plants, the effects of energy conservation and the effects of regulatory changes.

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Seven Canyons Funds

It is possible to lose money on an investment in the Fund. Investments in the Fund are not deposits or obligations of any bank, are not endorsed or guaranteed by any bank and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

Performance Information

The following information provides some indication of the risks of investing in the Fund by showing how the Fund's performance has varied over time. The Fund was organized as a successor to the Wasatch World Innovators Fund (the "Predecessor Fund"), a series of Wasatch Funds Trust. The Predecessor Fund was reorganized with and into the Fund on September 10, 2018. The Fund has adopted the historical performance of the Predecessor Fund. The portfolio managers for the Fund also served as the portfolio managers for the Predecessor Fund, which had an identical investment objective and substantially similar investment strategies as the Fund. The performance shown for periods prior to September 10, 2018 reflects the performance of the Predecessor Fund's Investor Class shares. The table compares the Predecessor Fund's average annual returns for the periods indicated to broad-based securities market indices. The performance of the Predecessor Fund is not the performance of the Fund, and is not necessarily indicative of the Fund's future performance. If the Predecessor Fund’s investment manager and/or its affiliates had not waived or reimbursed certain Predecessor Fund expenses during these periods, the Predecessor Fund’s returns would have been different. The Fund's past performance does not necessarily indicate how it will perform in the future. Updated performance information is available at no cost by at www.sevencanyonsadvisors.com or by calling 1-833-7-CANYON (833-722-6966).

Annual Total Returns
(For years ended 12/31) - Investor Class

Best and Worst Quarterly Returns

Best — 6/30/2009	27.41%
Worst — 12/31/2018	-15.27%

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Average Annual Total Returns — (as of 12/31/18)	1 Year	5 Years	10 Years
Seven Canyons World Innovators Fund — Investor Class
Return Before Taxes	-10.35%	4.52%	15.68%
Return After Taxes on Distributions	-15.89%	1.20%	13.69%
Return After Taxes on Distributions and Sale of Fund Shares	-3.00%	3.26%	13.17%
MSCI ACWI (All Country World Index) IMI (Investable Market Index)* (reflects no deductions for fees, expenses or taxes)	-10.08%	4.17%	9.74%

Seven Canyons World Innovators Fund — Institutional Class	1 Year	Since Inception (2/1/16)
Return Before Taxes	-10.15%	9.98%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

*

Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used to create indexes or financial products. This report is not approved or produced by MSCI.

After-tax returns are only shown for Investor Class shares of the Fund. After-tax returns for Institutional shares will vary from those shown for Investor Class shares due to varying expenses among the classes.

Investment Adviser

Seven Canyons Advisors, LLC is the investment adviser to the Fund.

Portfolio Managers

The Fund is managed by the following portfolio managers:

Portfolio Managers	Period of Service with the Fund	Primary Title
Josh Stewart	Since Inception (September 2018)	Lead Portfolio Manager
Samuel S. Stewart, Jr., PhD, CFA	Since Inception (September 2018)	Portfolio Manager

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Seven Canyons Funds

Purchase and Sale of Fund Shares

The Fund offers two classes of shares: Investor Class shares and Institutional Class shares. You may purchase, exchange or redeem Fund shares on any business day on which the New York Stock Exchange is open by written request via mail Seven Canyons Strategic Income Fund, c/o ALPS Fund Services, Inc., 1290 Broadway, Suite 1100, Denver, CO 80203, by telephone at (303) 623-2577, or through a financial intermediary. Investors who wish to purchase, exchange or redeem Fund shares through a financial intermediary should contact the financial intermediary directly. They may charge you a transaction fee for this service.

The minimum initial and subsequent investment amounts are shown below. The Fund reserves the right to waive or change minimum and additional investment amounts. For a description of the Fund’s Institutional Class and Investor Class shares, see “Buying and Redeeming Shares.”

Initial Investment Minimum

Type of Account	Investor Class	Institutional Class
New Account	$2,000	$100,000
New Accounts with Automatic Investment Plan	$1,000	N/A
Individual Retirement Accounts (IRAs)	$2,000	$100,000
Coverdell Education Savings Accounts	$1,000	N/A

Subsequent Purchases Minimum

Type of Account	Investor Class	Institutional Class
Regular Accounts and IRAs	$100	$5,000
Automatic Investment Plan	$50 per month and/or $100 per quarter	N/A

Tax Information

For U.S. federal income tax purposes, the Fund’s distributions may be taxable as ordinary income, capital gains or qualified dividend income, except when your investment is in an IRA, 401(k) or other tax-advantaged investment plan. Subsequent withdrawals from such a tax-advantaged investment plan will be subject to special tax rules.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Adviser and/or its affiliates may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES

This section describes the investment objectives and principal investment strategies of each of the Seven Canyons Strategic Income Fund and the Seven Canyons World Innovators Fund (each, a “Fund,” and collectively, the “Funds”). See “EACH FUND’S PRINCIPAL INVESTMENT RELATED RISKS” in this Prospectus for more information about the Funds’ investments and the risks of investing.

What is each Fund’s Investment Objective?

The Seven Canyons Strategic Income Fund’s primary investment objective is to capture current income. A secondary objective is long-term growth of capital.

The Seven Canyons World Innovators Fund’s investment objective is long-term growth of capital.

While there is no assurance that the Funds will achieve their investment objectives, the Funds endeavor to do so by following the strategies and policies described in this Prospectus.

The Board of Trustees (the “Board”) may change a Fund’s name, investment objectives or principal investment strategies without a shareholder vote. A Fund will notify you in writing at least sixty (60) days before making any such change. If there is a material change to a Fund’s investment objectives or principal investment strategies, you should consider whether that Fund remains an appropriate investment for you.

Seven Canyons Strategic Income Fund

Under normal market conditions, the Fund’s assets will be invested primarily in income-producing domestic and foreign securities, including equity securities (primarily common stocks) and fixed-income securities of companies of all market capitalizations. The Fund is not managed as a balanced portfolio. At times, one type of security may make up a substantial portion of the Fund, while other types may have minimal or no representation.

The Fund may invest its assets in securities issued by foreign companies in developed countries without limit. To a lesser extent, the Fund may invest in foreign companies in emerging and frontier markets. Securities issued by companies incorporated outside the United States whose securities are principally traded in the United States are not defined as foreign companies.

The Fund may invest a large percentage of its assets in a few sectors. The current list of recognized sectors includes consumer discretionary, consumer staples, energy, financials, health care, industrials, information technology, materials, real estate (which may include investments in real estate investment trusts, or REITs), telecommunication services, and utilities.

The Fund may invest in investment companies, including exchange-traded funds (ETFs). The Fund may make short sales of securities, and may also use derivatives such as put and call options and futures contracts for hedging and non-hedging purposes. The Fund may write put and call options subject to applicable law and SEC guidelines.

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Seven Canyons Funds

In the selection of equity securities, the Adviser uses a “bottom-up” fundamental analysis to identify individual companies with attractive, sustainable dividend yields or the potential for dividend growth. In certain situations, the Fund may acquire non-income producing securities if the Adviser believes the company has the potential to pay dividends in the future. The Adviser’s analysis may include studying a company’s financial statements, building proprietary financial models, visiting company facilities, and meeting with executive management, suppliers and customers.

Characteristics the Adviser considers when investing in a company’s equity securities generally include:

●	Attractive, sustainable dividend yields or the potential for dividend growth;
●	Experienced top management;
●	Sustainable competitive advantage;
●	Stable demand for products and services; and
●	Ability to capitalize on favorable long-term trends.

The Fund’s investments in fixed-income securities may include domestic and foreign corporate bonds with a variety of maturities (e.g., long-term, intermediate or short-term) and credit qualities (e.g., investment grade or non-investment grade). At certain times the Fund may emphasize one particular maturity or credit quality. The Fund may invest in non-investment grade securities without limitation. The Fund may also invest in U.S. Treasury securities and the debt obligations of foreign governments.

Characteristics the Adviser considers when investing in fixed-income securities generally include:

●	Rates of current income;
●	Credit quality of the issuer; and
●	Maturity, duration and other characteristics of the obligation.

Seven Canyons World Innovators Fund

The Fund invests primarily in domestic and foreign growth companies that the Adviser believes are innovators in their respective sectors or industries.

Modern innovative companies have global business models that are less dependent upon their place of domicile, the location of their headquarters, or the exchange on which their stocks are listed. Under normal market conditions, the Fund will typically be invested in at least three developed countries, including the U.S. The Fund may invest in securities issued by companies domiciled in emerging and frontier markets without limitation.

Under normal market conditions, the Fund will invest at least 40% of its assets (30% if conditions are not favorable) in equity securities of companies tied economically to countries other than the United States. The Fund regards a company as being tied economically to a country other than the U.S. if, at the time of purchase, the company has at least 50% of its assets outside the U.S., or if at least 50% of its revenues or profits are from goods produced or sold, investments made, or services performed outside the U.S.

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The Adviser will use a process of “bottom-up” fundamental analysis to invest in companies of any size. However, because innovative companies are rapidly evolving, the Adviser expects to invest a significant portion of the Fund’s assets in early stage companies and small- to mid-size companies with market capitalizations of less than US$5 billion at the time of purchase.

The Adviser has defined two broad categories that it believes are critical to identifying companies with outstanding investment potential. The first is companies that possess valuable intellectual property. The second is companies that are innovators in their respective sectors or industries.

The Fund may invest a large percentage of its assets in a few sectors. The current list of recognized sectors includes consumer discretionary, consumer staples, energy, financials, health care, industrials, information technology, materials, real estate, telecommunication services, and utilities.

Additional information About Each Fund’s Investment Processes

Securities for the Funds are recommended by an experienced in-house research team. Each Fund’s portfolio manager(s) seeks to ensure that investments are compatible with the Fund’s investment objective(s) and strategies. As part of its research process, the research team uses “bottom-up” fundamental analysis to identify companies that it believes have outstanding investment potential. The research process may include, among other things, prescreening potential investments using databases and industry contacts, analyzing companies’ annual reports and financial statements, making onsite visits, meeting with top management, evaluating the competitive environment, looking at distribution channels and identifying areas of potential growth.

Buying Securities

Decisions to buy securities are based on the best judgment of each Fund’s portfolio manager(s) in a continuing effort to enhance long-term performance. Below are factors that are considered by portfolio managers when purchasing securities for the Funds.

Growth Stocks. As the Adviser analyzes growing companies, the Adviser is most interested in finding:

●	Potential for significant and sustained revenue and earnings growth.
●	Experienced, proven management team.
●	High return on capital.
●	Sustainable competitive advantage.
●	Market leadership and/or growing market share.
●	Ability to capitalize on favorable long-term trends.
●	Strong financial health.
●	Reasonable use of debt.
●	Attractive valuation.

Value Stocks. As the Adviser analyzes “value” companies, the Adviser is most interested in finding:

●	Catalysts for improved earnings growth.
●	New products or services that may increase revenue growth and market share.
●	Experienced top management with a substantial stake in the company’s future.

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Seven Canyons Funds

●	Introduction of valuable new products and services.
●	Low stock valuation as measured by a variety of ratios, including price-to-earnings, price-to-sales, price-to-book, price-to-cash flow and enterprise value-to-EBITDA.
●	Potential to generate improved financial performance.

Selling Securities

Decisions to sell securities are based on the best judgment of each Fund’s portfolio manager(s) in a continuing effort to enhance long-term performance. In general, the Adviser is likely to sell a security when:

●	The rationale the Adviser used to buy the security is no longer valid.
●	The security becomes overpriced.
●	The Adviser believes another security has better investment potential.

EACH FUND’S PRINCIPAL INVESTMENT RELATED RISKS

Each Fund’s investment objective and principal investment strategies are described above under “INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES.” This section provides additional information about the principal and non-principal risks that may affect each Fund’s portfolio. Additional information about some of the Funds’ investments and portfolio management techniques and their associated risks is included in the Funds’ Statement of Additional Information (“SAI”), which is available without charge upon request (see back cover).

What are the Principal Risks of Investing in the Funds?

There are inherent risks associated with each Fund’s principal investment strategies. The factors that are most likely to have a material effect on a Fund’s investment portfolio as a whole are called “principal risks.” The principal risks of each Fund are summarized in each Fund’s “Summary Section” above and further described below. The principal risk disclosure below is only applicable to a Fund if the table indicates that a particular risk factor is applicable to that Fund. The Funds may be subject to additional risks other than those described because, among other reasons, the types of investments made by the Funds may change over time. For additional information regarding risks of investing in the Funds, please see the Statement of Additional Information. It is important to read all the disclosure information provided and to understand that you may lose money by investing in the Funds.

	Seven Canyons Strategic Income Fund	Seven Canyons World Innovators Fund
Consumer Discretionary Sector Risk	✔	✔
Consumer Staples Sector Risk	✔	✔
Credit Risk	✔
Derivatives Risk	✔
Early Stage Companies Risk		✔
Emerging Markets Risk	✔	✔

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	Seven Canyons Strategic Income Fund	Seven Canyons World Innovators Fund
Energy Sector Risk	✔	✔
Equity Securities Risk	✔	✔
Exchange Traded Funds Risk	✔
Financials Sector Risk	✔	✔
Foreign Securities Risk	✔	✔
Frontier Markets Risk	✔	✔
Health Care Sector Risk	✔	✔
Industrials Sector Risk	✔	✔
Information Technology Sector Risk	✔	✔
Interest Rate Risk	✔
Investment Companies Risk	✔
Materials Sector Risk	✔	✔
Non-Investment Grade Securities Risk	✔
Real Estate Sector Risk	✔	✔
REIT Risk	✔
Sector and Industry Weightings Risk	✔	✔
Short Sales Risk	✔
Smaller Company Stock Risk	✔	✔
Stock Market Risk	✔	✔
Stock Selection Risk	✔	✔
Telecommunication Services Sector Risk	✔	✔
Utilities Sector Risk	✔	✔

Consumer Discretionary Sector Risk. The consumer discretionary sector includes companies in industries such as, consumer and household durables, hotels, restaurants, media, retailing, and automobiles. Companies in the consumer discretionary sector may be significantly impacted by the performance of the overall domestic and global economy and interest rates. The consumer discretionary sector relies heavily on disposable household income and spending. Companies in this sector may be subject to severe competition, which may have an adverse impact on their respective profitability. The retail industry can be significantly affected by changes in demographics and consumer tastes, which can also affect the demand for, and success of, consumer products and services in the marketplace. The automotive industry is highly cyclical and can be significantly affected by labor relations and fluctuating component prices. The media industry can be significantly affected by technological advances and government regulation.

Consumer Staples Sector Risk. The consumer staples sector includes companies in the food and staples retailing, food, beverage and tobacco, and household and personal products industry groups. Companies in the consumer staples sector may be affected by demographics and product trends, competitive pricing, food fads, marketing campaigns, environmental factors, changes in consumer demands, the performance of the overall domestic and global economy, interest rates, consumer confidence and spending, and changes in commodity prices. Consumer staples companies may be

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subject to government regulations that may affect the permissibility of using various food additives and production methods. Tobacco companies may be adversely affected by regulation, legislation and/or litigation.

Credit Risk. Credit risk is the risk that the issuer of a debt security will fail to repay principal and interest on the security when due. Credit risk is affected by the issuer’s credit status and is generally higher for non-investment grade securities.

Derivatives Risk. The Seven Canyons Strategic Income Fund may use put and call options and futures contracts. The Fund may suffer a loss from its use of put and call options and futures contracts, which are forms of derivatives. Derivatives can amplify a gain or loss, potentially earning or losing substantially more money than the actual cost of the derivative instrument, with the potential for unlimited losses on certain instruments. Derivatives may be difficult to value, may become illiquid, and may affect the timing and character of taxes payable by shareholders. In addition, the instruments that the Seven Canyons Strategic Income Fund expects to use are subject to the following risks:

Options Risk. Options transactions may be effected on securities exchanges or in the over-the-counter market. When options are purchased over-the counter, the Fund bears the risk that the counter-party that wrote the option will be unable or unwilling to perform its obligations under the option contract. Such options may also be illiquid, and in such cases, the Fund may have difficulty closing out its option positions. In addition, the Fund will lose money if it sells a put option and the value of the reference index or security falls below the strike price. Likewise, the Fund will lose money if it sells a call option and the value of the reference index or security rises above the strike price. As the buyer of a put or call option, the Fund risks losing the entire premium invested in the option if the Fund does not exercise the option.

Futures Contract Risk. A Fund that uses futures contracts, which are a type of derivative, is subject to the risk of loss caused by unanticipated market movements. In addition, there may at times be an imperfect correlation between the movement in the prices of futures contracts and the value of their underlying instruments or indexes and there may at times not be a liquid secondary market for certain futures contracts.

Early Stage Companies Risk. Early stage companies may never obtain necessary financing, may rely on untested business plans, may not be successful in developing markets for their products or services, and may remain an insignificant part of their industry, and as such may never be profitable. Stocks of early stage companies may be illiquid, privately traded, and more volatile and speculative than the securities of larger companies.

Emerging Markets Risk. In addition to the risks of investing in foreign securities in general, the risks of investing in the securities of companies domiciled in emerging market countries include increased political or social instability, economies based on only a few industries, unstable currencies, runaway inflation, highly volatile and less liquid securities markets, unpredictable shifts in policies relating to foreign investments, lack of protection for investors against parties that fail to complete transactions, and the potential for government seizure of assets or nationalization of companies.

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Energy Sector Risk. The energy sector includes companies in energy equipment and services, and oil, gas and consumable fuels industry groups. The value of companies in these industry groups is particularly vulnerable to developments in the energy sector, fluctuations in the price and supply of energy fuels, energy conservation, the supply of, and demand for, specific energy-related products or services, and tax policy and other government regulation. Oil and gas companies develop and produce crude oil and natural gas and provide related resources such as production and distribution related services. Stock prices for oil and gas companies in particular are affected by supply and demand both for their specific product or service and for energy products in general. The price of oil and gas, exploration and production spending, government regulation, world events and economic conditions will likewise affect the performance of these companies. Correspondingly, companies in the energy sector are subject to swift price and supply fluctuations caused by events relating to international politics, energy conservation, the success of exploration projects, and tax and other governmental regulatory policies. Weak demand for energy companies' products or services or for energy products and services in general, as well as negative developments in these other areas, would adversely impact the energy stocks in which the Fund invests and the Fund’s performance. Oil and gas exploration and production companies can be significantly affected by natural disasters as well as changes in exchange rates, interest rates, government regulation, world events and economic conditions, and the companies may be at risk for environmental damage claims.

Equity Securities Risk. Equity securities represent ownership in a company. Stock markets are volatile. The price of equity securities will fluctuate and can decline and reduce the value of a portfolio investing in equity securities. The value of equity securities purchased by the Fund could decline if the financial condition of the companies the Fund invests in declines or if overall market and economic conditions deteriorate. The value of equity securities may also decline due to factors that affect a particular industry or industries, such as labor shortages or an increase in production costs and competitive conditions within an industry.

In addition, the value may decline due to general market conditions that are not specifically related to a company or industry, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or generally adverse investor sentiment.

Exchange-Traded Funds (ETFs) Risk. ETFs are investment companies that are bought and sold on a securities exchange. Shares of ETFs are redeemable only in larger aggregations of a specified number of shares and generally on an in-kind basis. When the Fund invests in an ETF, it will bear additional expenses based on its pro rata share of the ETF’s operating expenses. Because of the ETF expenses, it may be more costly to own the ETF than owning the underlying securities directly. In addition, the Fund will incur brokerage costs when purchasing and selling shares of ETFs. The risk of owning an ETF generally reflects the risks of the underlying securities held by the ETF and investment strategies employed by such ETF (such as the use of leverage). The market price of an ETF may also fluctuate due to the supply of, and demand for, the ETF’s shares on the exchange upon which its shares are traded and may trade at a premium or discount to its net asset value. As ETFs trade on an exchange, they are subject to the risks of any exchange-traded instrument, including: (i) an active market for its shares may not develop or be maintained, (ii) market makers or authorized

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participants may decide to reduce their role or step away from these activities in times of market stress, (iii) trading of its shares may be halted by the exchange, and (iv) its shares may be delisted from the exchange.

Financials Sector Risk. The financials sector includes companies in the banks, capital markets, diversified financials, and insurance industry groups. Companies in the financials sector are subject to extensive government regulation, can be subject to relatively rapid change due to increasingly blurred distinctions between service segments, and can be significantly affected by the availability and cost of capital funds, changes in interest rates, the rate of corporate and consumer debt defaults, and price competition. Banking companies may be affected by extensive government regulation which may limit both the amounts and types of loans and other financial commitments they can make, the interest rates and fees they can charge, and the amount of capital they must maintain. Profitability is largely dependent on the availability and cost of capital funds, and can fluctuate significantly when interest rates change. Credit losses resulting from financial difficulties of borrowers can negatively affect banking companies. Banks may also be subject to severe price competition. Competition is high among banking companies and failure to maintain or increase market share may result in lost market value. Capital markets may be affected by extensive governmental regulation, economic and other financial events that could cause fluctuations in the stock market, impacting the overall value of investments. The insurance industry may be affected by extensive government regulation and can be significantly affected by interest rates, general economic conditions, and price and marketing competition. Different segments of the insurance industry can be significantly affected by natural disasters, mortality and morbidity rates and environmental clean-up.

Foreign Securities Risk. Foreign securities are generally more volatile and less liquid than U.S. securities. Further, foreign securities may be subject to additional risks not associated with investments in U.S. securities. Differences in the economic and political environment, the amount of available public information, the degree of market regulation, and financial reporting, accounting and auditing standards, and, in the case of foreign currency-denominated securities, fluctuations in currency exchange rates, can have a significant effect on the value of a foreign security. Additionally, certain countries may utilize formal or informal currency-exchange controls or “capital controls.” Capital controls may impose restrictions on the Fund’s ability to repatriate investments or income. Such capital controls can also have a significant effect on the value of the Fund’s holdings. The following paragraphs highlight some of the related risks of investing in foreign securities.

Foreign Market Risk. Foreign securities markets may be less liquid and their prices may be more volatile than domestic markets. There also may be less government supervision and regulation of foreign stock exchanges, brokers, custodians and listed companies than in the U.S. Certain markets may require payment for securities before delivery and delays may be encountered in settling securities transactions. In some foreign markets, there may be no protection against failure by other parties to complete transactions and limited legal recourse against an issuer in the event of a default on a debt instrument.

Currency Risk. The U.S. dollar value of a Fund’s assets invested in foreign countries will be affected by foreign currency exchange rates and may be affected by exchange control regulations. A change in the value of any foreign currency will change the U.S. dollar value of a

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Fund’s assets that are denominated or traded in that country. In addition, a Fund may incur costs in connection with conversions between various currencies. While the Funds have the ability to hedge against fluctuations in foreign currency exchange rates, they have no present intention to do so. A risk of not hedging currencies is that if the U.S. dollar strengthens, returns from foreign markets will be less when converted into U.S. dollars. Additionally, certain countries may utilize formal or informal currency-exchange controls or “capital controls.” Capital controls may impose restrictions on a Fund’s ability to repatriate investments or income. Such capital controls can also have a significant effect on the value of a Fund’s holdings.

Political and Economic Risk. Foreign investments may be subject to heightened political and economic risks, particularly in countries with emerging economies and securities markets, which may have relatively unstable governments and economies based on only a few industries. In some countries, there is the risk that the government could seize or nationalize companies, impose additional withholding taxes on dividends or interest income payable on securities, impose exchange controls or adopt other restrictions that could affect a Fund’s investments.

Regulatory Risk. Foreign companies not publicly traded in the U.S. are not subject to accounting and financial reporting standards and requirements comparable to those U.S. companies must meet. In addition, there may be less information publicly available about such companies.

Foreign Tax Risk. A Fund’s income from foreign issuers may be subject to non-U.S. withholding taxes. A Fund may also be subject to taxes on trading profits or on transfers of securities in some countries. To the extent foreign income taxes are paid by a Fund, shareholders may be entitled to a credit or deduction for U.S. tax purposes.

Transaction Costs. The costs of buying and selling foreign securities, including brokerage, tax and custody costs, are generally higher than those for domestic transactions.

Country/Region Risk. Social, political and economic conditions and changes in regulatory, tax, or economic policies in a country or region could significantly affect the markets in that country or region. In addition, global economies and financial markets are becoming increasingly interconnected, which increases the possibility that conditions in one country or region might adversely impact the issuers of securities in different countries or regions. From time to time, a small number of companies and industries may represent a large portion of the market in a particular country or region, and these companies and industries can be sensitive to adverse social, political, economic, or regulatory developments.

Frontier Markets Risk. In addition to the risks of investing in foreign securities and emerging markets, frontier market securities involve unique risks, such as exposure to economies less diverse and mature than those of the U.S. or more established foreign markets. Economic or political instability may cause larger price changes in frontier market securities than in securities of issuers based in more developed foreign countries, including securities of issuers in larger emerging markets. Frontier markets generally receive less investor attention than developed markets or larger emerging markets. These risks can result in the potential for extreme price volatility and illiquidity.

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Health Care Sector Risk. The health care sector includes companies in the health care equipment and services, pharmaceuticals, and biotechnology and life sciences industry groups. Health care companies are strongly affected by worldwide scientific or technological developments. Their products may rapidly become obsolete. Many health care companies are also subject to significant government regulation and may be affected by changes in government policies. Companies in the pharmaceutical, biotechnology and life sciences industry group in particular are heavily dependent on patent protection, and the expiration of patents may adversely affect the profitability of such companies. These companies are also subject to extensive litigation based on product liability and other similar claims. Many new products are subject to government approval and the process of obtaining government approval can be long and costly, and even approved products are susceptible to obsolescence. These companies are also subject to competitive forces that may make it difficult to increase prices, or that may lead to price reductions.

Industrials Sector Risk. The industrials sector includes companies in the commercial and professional services and transportation industry groups, including companies engaged in the business of human capital management, business research and consulting, air freight and logistics, airlines, maritime shipping and transportation, railroads and trucking, transportation infrastructure, and aerospace and defense. Companies in the industrials sector can be significantly affected by general economic trends, including such factors as employment and economic growth, interest rate changes, changes in consumer spending, legislative and government regulation and spending, import controls, commodity prices, and worldwide competition. Changes in the economy, fuel prices, labor agreements, and insurance costs may result in occasional sharp price movements in transportation securities. Aerospace and defense companies rely, to a significant extent, on government demand for their products and services. The financial condition of, and investor interest in, aerospace and defense companies are heavily influenced by governmental defense spending policies.

Information Technology Sector Risk. The information technology sector includes companies in the software and services, technology hardware and equipment and semiconductors and semiconductor equipment industry groups. Companies in the information technology sector are subject to rapid obsolescence of existing technology, short product cycles, falling prices and profits, competition from new market entrants, and general economic conditions. Stocks of companies in the information technology sector, especially those of smaller, less-seasoned companies, tend to be more volatile than the overall market. Technological developments, fixed rate pricing, and the ability to retain skilled employees can significantly affect the software industry. Additionally, the success of companies in the software industry is subject to the continued demand for internet services.

Interest Rate Risk. Interest rate risk is the risk that a debt security’s value will decline due to changes in market interest rates. Even though some interest-bearing securities offer a stable stream of income, their prices will still fluctuate with changes in interest rates. The Fund may be subject to greater risk of rising interest rates than would normally be the case due to the current period of historically low rates and the effect of potential government fiscal policy initiatives and resulting market reaction to those initiatives. When interest rates change, the values of longer duration debt securities usually change more than the values of shorter-duration debt securities.

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Investment Companies Risk. The Fund may invest in the shares of other investment companies, including foreign and domestic registered and unregistered open-end funds, closed-end funds, unit investment trusts and exchange-traded funds. Investing in another investment company subjects the Fund to the same risks associated with investing in the securities held by the applicable investment company and the investment strategies employed by such funds (such as the use of leverage). In addition, the benefit of investing in another investment company is largely dependent on the skill of the investment advisor of the underlying company and whether the associated fees and costs involved with investing in such company are offset by the potential gains. As a shareholder in an investment company, the Fund will bear its ratable share of that investment company’s expenses including advisory and administrative fees. Fund shareholders would therefore be subject to duplicative expenses to the extent that the Fund invests in other investment companies.

Materials Sector Risk. The materials sector includes companies in the chemicals, construction materials, containers and packaging, paper products, and mining industry groups. Changes in world events, political, environmental and economic conditions, energy conservation, environmental policies, commodity price volatility, changes in currency exchange rates, imposition of import and export controls, increased competition, and labor relations may adversely affect companies engaged in the production and distribution of materials. Other risks may include liabilities for environmental damage, depletion of resources, and mandated expenditures for safety and pollution control. Companies in the chemicals industry may be subject to risks associated with the production, handling and disposal of hazardous components. Mining could be affected by supply and demand and operational costs.

Non-Investment Grade Securities Risk. Non-investment grade securities (also known as “high yield” or “junk bonds”) are those rated below investment grade by the primary rating agencies (e.g., below BB/Ba by S&P/Moody’s). Such securities are speculative, and tend to have more volatile prices and increased price sensitivity to changing interest rates and adverse economic and business developments than investment grade securities. In addition, compared to investments in investment grade securities, investments in non-investment grade securities are subject to greater risk of loss due to default by the issuer or decline in the issuer’s credit quality. There is a greater likelihood that adverse economic or company-specific events will make the issuer unable to make interest and/or principal payments, and the issuer may be more susceptible to negative market sentiment, leading to depressed prices and decreased liquidity for the non-investment grade securities.

Real Estate Sector Risk. The real estate sector includes companies involved in real estate management and development and issuers of real estate investment trusts (REITs). Securities of companies in the real estate sector may be adversely affected by, among other things, rental income fluctuation, depreciation, property tax value changes, differences in real estate market values, overbuilding and extended vacancies, increased competition, costs of materials, operating expenses or zoning laws, costs of environmental clean-up or damages from natural disasters, cash flow fluctuations, and defaults by borrowers and tenants.

REIT Risk. Investments in real estate investment trusts (REITs) subject the Fund to risks associated with the direct ownership of real estate. The value of REIT securities can be affected by changes in real estate values and rental income, property taxes, interest rates, tax and regulatory requirements and the management skill and creditworthiness of the issuer. In addition, the value of a REIT can

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depend on the structure and cash flow generated by the REIT, and REITs may not have diversified holdings. Because REITs are pooled investment vehicles that have expenses of their own, the Fund will indirectly bear its proportionate share of those expenses.

Sector and Industry Weightings Risk. To the extent the Fund emphasizes, from time to time, investments in a particular sector, the Fund will be subject to a greater degree to the risks particular to that sector, including the sectors described below. Market conditions, interest rates, and economic, regulatory, or financial developments could significantly affect all the securities in a single sector. If the Fund invests in a few sectors, it may have increased exposure to the price movements of securities in those sectors. The Fund may also from time to time make significant investments in an industry or industries within a particular sector. The industries that constitute a sector may all react in the same way to economic, political or regulatory events. Adverse conditions in such industry or industries could have a correspondingly adverse effect on the financial condition of issuers. These conditions may cause the value of the Fund’s shares to fluctuate more than the values of shares of funds that invest in a greater variety of investments.

Short Sales Risk. The Fund can make short sales of securities, which means it may experience a loss if the market price of the security increases between the date of the short sale and the date the security is replaced. Short sales may reduce a fund’s returns or increase volatility. In addition, a lender may request, or market conditions may dictate, that securities sold short be returned to the lender on short notice, which may result in the Fund having to buy the securities sold short at an unfavorable price to close out a short position. If this occurs, any anticipated gain to the Fund may be reduced or eliminated or the short sale may result in a loss. In a rising stock market, the Fund’s short positions may significantly impact the Fund’s overall performance and cause the Fund to underperform traditional long-only equity funds or to sustain losses, particularly in a sharply rising market. The use of short sales may also cause the Fund to have higher expenses than other funds. Because losses on short sales arise from increases in the value of the security sold short, such losses are theoretically unlimited. By contrast, a loss on a long position arises from decreases in the value of the security and is limited by the fact that a security’s value cannot go below zero. The use of short sales in combination with long positions in seeking to improve Fund performance or reduce overall portfolio risk may not be successful and may result in greater losses or lower positive returns than if the Fund held only long positions. In addition, the Fund’s short selling strategies may limit its ability to fully benefit from increases in the equity markets. Short positions also typically involve increased liquidity risk and the risk that the third party to the short sale may fail to honor its contract terms. Furthermore, regulatory authorities in various countries, including the United States, have enacted temporary rules prohibiting the short-selling of certain stocks in response to market events. If regulatory authorities were to reinstitute such rules or otherwise restrict short selling, the Fund might not be able to fully implement its short-selling strategy.

Smaller Company Stock Risk. Small- and mid-cap stocks may be very sensitive to changing economic conditions and market downturns. In particular, the issuers of small company stocks have more narrow markets for their products and services, fewer product lines, and more limited managerial and financial resources than larger issuers. The stocks of small companies may therefore be more volatile and the ability to sell these stocks at a desirable time or price may be more limited.

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Stock Market Risk. The Fund’s investments may decline in value due to movements in the overall stock market.

Stock Selection Risk. The Fund’s investments may decline in value even when the overall stock market is not in a general decline.

Telecommunication Services Sector Risk. The telecommunications services sector includes diversified telecommunications services and wireless telecommunication services. The telecommunications services industry is subject to government regulation and can be significantly affected by intense competition and technology changes, which may make the products and services of certain companies obsolete. The wireless industry can be significantly affected by failure or delays in obtaining financing or regulatory approval, intense competition, product incompatibility, changing consumer preferences, rapid obsolescence, significant capital expenditures, and heavy debt burdens.

Utilities Sector Risk. The utilities sector includes electric utilities, gas utilities, water utilities, multi-utilities (electric, gas and water), and independent power and renewable electricity producers. Companies in the utilities sector are affected by supply and demand, consumer incentives, operating costs, government regulation, environmental factors, liabilities for environmental damage and general civil liabilities, and rate caps or rate changes. The value of regulated utility company stocks may have an inverse relationship to the movement of interest rates. Also, certain utility companies have experienced full or partial deregulation in recent years, which may permit them to diversify outside of their original geographic regions and their traditional lines of business. Conversely, companies that remain heavily regulated may be at a competitive disadvantage, making them less profitable. In addition, natural disasters, terrorist attacks, government intervention or other factors may render a utility company’s equipment unusable and may have an adverse impact on profitability. Utility companies are subject to the high cost of borrowing to finance capital construction during inflationary periods, restrictions on operations and increased costs and delays associated with compliance with environmental and nuclear safety regulations, and the difficulties involved in obtaining natural gas for resale or fuel for generating electricity at reasonable prices. Other risks include those related to the construction and operation of nuclear power plants, the effects of energy conservation and the effects of regulatory changes.

Additional Information about the Funds

Cash/Temporary Defensive Positions

Each Fund may, from time to time, take temporary defensive positions that are inconsistent with the Fund’s principal investment strategies in an attempt to respond to adverse market, economic, political, or other conditions.

For example, the Fund may temporarily increase its cash position or invest a larger portion of its assets in money market instruments or repurchase agreements. The Fund reserves the right to invest all of its assets in temporary defensive positions.

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When a Fund takes temporary defensive positions, it may not participate in stock market advances or declines to the same extent that it would if the Fund remained more fully invested in stocks. In addition, the Fund may not achieve its investment objective(s).

Portfolio Turnover

Each Fund generally intends to purchase securities for long-term investment rather than short-term gains. However, short-term transactions may result from liquidity needs, securities having reached a price or yield objective, or by reason of economic or other developments not foreseen at the time of the initial investment decision. Changes are made in a Fund’s portfolio whenever the Fund’s portfolio manager(s) believe such changes are desirable. Portfolio turnover rates are generally not a factor in making decisions to buy or sell securities.

To a lesser extent, a Fund may purchase securities in anticipation of relatively short-term price gains. Increased portfolio turnover may result in higher costs for brokerage commissions, dealer mark-ups and other transaction costs and may also result in taxable capital gains.

Cybersecurity Risk

Cybersecurity risk is a non-principal risk with respect to each Fund. In connection with the increased use of technologies such as the Internet and the dependence on computer systems to perform necessary business functions, the Funds may be susceptible to operational, information security and related risks due to the possibility of cyber-attacks or other incidents. Cyber incidents may result from deliberate attacks or unintentional events. Cyber-attacks include, but are not limited to, infection by computer viruses or other malicious software code, gaining unauthorized access to systems, networks or devices that are used to service the Funds’ operations through hacking or other means for the purpose of misappropriating assets or sensitive information, corrupting data or causing operational disruption. Cyber-attacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks (which can make a website unavailable) on the Funds’ website. In addition, authorized persons could inadvertently or intentionally release confidential or proprietary information stored on the Funds’ systems.

Other Investment Strategies

Each Fund may use other investment strategies in addition to its principal strategies. For information about the more significant of these strategies and their risks, see “Investment Strategies and Their Risks” in the Statement of Additional Information (SAI).

DISCLOSURE OF PORTFOLIO HOLDINGS

The Trust’s policies and procedures with respect to the disclosure of each Fund’s portfolio securities are described in the Funds’ SAI.

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MANAGEMENT

Seven Canyons Advisors, LLC (the “Adviser”), subject to the authority of the Board of Trustees, furnishes continuing investment supervision to the Funds and is responsible for the management of each Fund’s portfolio.

The Adviser’s principal address is 1537 Chandler Dr., Salt Lake City, UT 84013.

Pursuant to the Investment Advisory Agreement (the “Advisory Agreement”) with the Adviser, each Fund pays the Adviser an annual management fee for each Fund based on the Fund’s average daily net assets. The following table reflects each Fund’s contractual investment advisory fee rate (expressed as an annual rate).

Fund	Contractual Advisory Fee (%)(annual rate)
Seven Canyons Strategic Income Fund	0.70%
Seven Canyons World Innovators Fund	1.50%

The management fee is paid on a monthly basis. The initial term of the Advisory Agreement is two years. The Board may extend the Advisory Agreement for additional one-year terms. The Board and shareholders of the Funds may terminate the Advisory Agreement upon thirty (30) days’ notice. The Adviser may terminate the Advisory Agreement upon sixty (60) days’ notice. A discussion regarding the basis for the Board’s approval of the Funds’ Advisory Agreements will be provided in the Funds’ annual report to shareholders for the period ended September 30, 2018.

The Adviser has contractually agreed to limit the amount of each Fund’s Total Annual Fund Operating Expenses, exclusive of interest, dividend expense on short sales/interest expense, taxes, brokerage commissions, other investment related costs, acquired fund fees and expenses, and extraordinary expenses such as litigation and other expenses not incurred in the ordinary course of business, to an annual rate, as set out below, of such Fund’s average daily net assets.

Fund	Contractual Fee Waiver
Seven Canyons Strategic Income Fund	0.95%
Seven Canyons World Innovators Fund – Investor Class	1.75%
Seven Canyons World Innovators Fund – Institutional Class	1.55%

This agreement is in effect through September 10, 2020 may only be terminated before then by the Board of Trustees, and is reevaluated on an annual basis. With respect to each Fund, the Adviser shall be permitted to recover, on a class-by-class basis, expenses it has borne subsequent to the effective date of the agreement described above (whether through reduction of its management fee or otherwise) only to the extent that such recoupment payments do not cause a Fund’s expenses in later periods to exceed the lesser of (1) the contractual expense limit in effect at the time the Adviser waives or limits the expenses or (2) the contractual expense limit in effect at the time the Adviser seeks to recover the expenses; provided, however, that the Funds will not be obligated to pay any such recoupments more than three years after the date on which the fee and expense was reduced.

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THE PORTFOLIO MANAGERS

The portfolio managers are primarily responsible (and with respect to the Seven Canyons World Innovators Fund, jointly responsible) for the day-to-day investment and reinvestment of the Funds’ assets. The portfolio managers as listed in the table below have served as the respective Fund’s portfolio managers since such Fund’s inception.

Information about the portfolio managers, including information about the portfolio managers’ business experience, appears below. More information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of securities in the Funds is included in the SAI.

Fund	Portfolio Manager(s)
Seven Canyons Strategic Income Fund	Samuel S. Stewart
Seven Canyons World Innovators Fund	Samuel S. Stewart Josh Stewart

PORTFOLIO MANAGER	PAST 5 YEARS’ BUSINESS EXPERIENCE
Josh Stewart

Josh Stewart has been the lead portfolio manager for the World Innovators Fund since inception. He also served as lead portfolio manager since January 2016 for the predecessor fund during its existence and a portfolio manager for the predecessor fund since 2012, each during the time the predecessor fund was managed by Wasatch Advisors. Josh Stewart is a founding partner of Seven Canyons Advisors. Prior to Seven Canyons, Josh worked at Wasatch Advisors, Inc. as an equities analyst covering international health care and technology companies, and as a health care services analyst at Sidoti & Company, LLC. Mr. Stewart graduated from the University of Utah earning a Bachelor of Arts in French Literature with a minor in Mathematics.

Samuel S. Stewart, Jr., PhD, CFA

Samuel Stewart has been the lead portfolio manager for the Strategic Income Fund since inception, and a portfolio manager for the World Innovators Fund since inception. He also served as lead portfolio manager for the predecessor of the Strategic Income Fund during its existence, and a portfolio manager since 2008 for the predecessor to the World Innovators Fund during its existence, each during the time the predecessor funds were managed by Wasatch Advisors. Sam is a founding partner of Seven Canyons Advisors. Prior to Seven Canyons, Sam served as President of Wasatch Funds and as Chairman of the Board of Wasatch Advisors Inc since its inception. Dr. Stewart earned a Bachelor of Science in Business Administration from Northwestern University. He went on to earn a Master of Business Administration and a Doctorate in Finance from Stanford University. From 1975 through 2000, Dr. Stewart served as a professor of Finance at the University of Utah.

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ADMINISTRATOR, DISTRIBUTOR AND TRANSFER AGENT OF THE FUNDS

ALPS Fund Services, Inc. (the “Administrator” or the “Transfer Agent”) serves as the Funds’ administrator, fund accountant and transfer agent. ALPS Distributors, Inc. (“ADI” or the “Distributor”) serves as the Funds’ distributor.

BUYING, EXCHANGING, AND REDEEMING SHARES

The Seven Canyons Strategic Income Fund offers Investor Class shares. The Seven Canyons World Innovators Fund currently offers Investor Class shares and Institutional Class shares. Each share class of a Fund represents an investment in the same portfolio of securities of such Fund, but each share class has its own expense structure, allowing you to choose the class that best meets your situation. When you purchase shares of the Funds, you must choose a share class.

Factors you should consider in choosing a class of shares include:

●	how long you expect to own the shares;
●	how much you intend to invest; and
●	total expenses associated with owning shares of each class.

Investment Minimums

Investor Class

The minimum initial investment for Investor Class shares is $2,000 for each account (including for opening IRA accounts), or $1,000 to open a Coverdell Education Savings Account or if an Automatic Investment Program is established.

Other than the reinvestment of dividends and capital gains, the minimum for subsequent purchases in regular and IRA accounts is $100. The minimum for subsequent purchases via the automatic investment plan is $50 monthly and/or $100 quarterly.

Institutional Class

Institutional Class shares are offered to all types of investors, provided that the investor meets the minimum investment threshold for Institutional Class shares. The minimum initial investment for Institutional Class shares, including IRAs, is $100,000. Other than the reinvestment of dividends and capital gains, there is a $5,000 minimum for subsequent purchases. These minimums may be waived for accounts held in qualified retirement or profit sharing plans opened through a third-party service provider or record keeper and/or omnibus accounts established by financial intermediaries. Investors and/or Registered Investment Advisors (RIAs) and Broker-Dealers may generally meet the minimum investment amount by aggregating multiple accounts with common ownership or discretionary control within a Fund.

Each Fund reserves the right to waive or lower investment minimums for any reason.

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Types of Account Ownership

Individual or Joint Ownership

Individual accounts are owned by one person. Joint accounts have two or more owners.

Trust

An established trust can open an account. The names of each trustee, the name of the trust and the date of the trust agreement must be included on the application.

Business Accounts

Corporations and partnerships may also open an account. The application must be signed by an authorized officer of the corporation or a general partner of the partnership.

Coverdell Education Savings Account (ESA) – Investor Class Only

A Coverdell ESA is an account created as an incentive to help parents and students save for education expenses.

Tax-Deferred Accounts

Please refer to the account application for specific requirements to open and maintain an account. Certain tax-deferred accounts can only be opened and maintained via written request. Please contact a shareholder services representative for more information.

Traditional and Roth IRAs

Both traditional and Roth IRAs allow most individuals with earned income to contribute up to the lesser of $5,500 or 100% of compensation.

Simple IRA

A SIMPLE IRA allows employees and employers to contribute to traditional IRAs set up for employees.

Simplified Employee Pension (“SEP”) IRA

A SEP IRA allows small business owners (including sole proprietors) to make tax deductible contributions for themselves and any eligible employee(s). A SEP requires an IRA to be set up for each SEP participant.

There is an annual pass through IRA maintenance fee of $10.00 that is charged by the IRA custodian on a per-account basis. The fee is capped at $25.00 per social security number, per account type. This fee may be paid by the Adviser.

Please call a shareholder services representative for more complete information regarding the different types of IRAs available.

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Payments to Financial Intermediaries and Other Arrangements

The Adviser and/or its affiliates may enter into arrangements to make payments for additional activities to select financial intermediaries intended to result in the sale of Fund shares and/or other shareholder servicing activities out of the Adviser’s own resources (which may include profits from providing advisory services to each Fund). These payments are often referred to as “revenue sharing payments” and the revenue sharing payment amount generally vary by financial intermediary. The aggregate amount of the revenue sharing payments is determined by the Adviser and may be substantial. Revenue sharing payments create no additional cost to each Fund or its applicable shareholders.

Revenue sharing payments may create an incentive for a financial intermediary or its employees or associated persons to recommend or sell shares of a Fund to you, rather than shares of another mutual fund. Please contact your financial intermediary’s investment professional for details about revenue sharing payments it may be receiving.

Networking, Sub-Accounting and Administrative Fees

Select financial intermediaries may enter into arrangements with each Fund, or its designees, to perform certain networking, recordkeeping, sub-accounting and/or administrative services for shareholders of each Fund. These activities are routinely processed through the National Securities Clearing Corporation’s Fund/SERV and Trust Networking systems or similar systems. In consideration for providing these services in an automated environment, such financial intermediaries may receive compensation from each Fund.

Buying Shares

In order to buy, exchange, or redeem shares at that day’s net asset value, you must place your order with a Fund or its agent before the New York Stock Exchange (“NYSE”) closes (normally, 4:00 p.m. Eastern time). If the NYSE closes early, you must place your order prior to the actual closing time. Orders received by financial intermediaries prior to the close of trading on the NYSE will be confirmed at the offering price computed as of the close of the trading on the NYSE. It is the responsibility of the financial intermediary to ensure that all orders are transmitted in a timely manner to the Fund. Otherwise, you will receive the next business day’s net asset value.

Investors may purchase, exchange or redeem shares of the Funds directly or through retirement plans, broker-dealers, bank trust departments, financial advisors or other financial intermediaries. Shares made available through full service broker-dealers may be available through wrap accounts under which such broker-dealers impose additional fees for services connected to the wrap account. Contact your financial intermediary or refer to your plan documents for instructions on how to purchase or redeem shares.

Investors may be charged a fee if they effect transactions through a broker or agent. The Funds have authorized one or more brokers to receive on its behalf purchase and redemption orders. Such brokers are authorized to designate other intermediaries to receive purchase and redemption orders on a Fund’s behalf. A Fund will be deemed to have received a purchase or redemption order

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when an authorized broker or, if applicable, a broker’s authorized designee, receives the order. Customer orders will be priced at a Fund’s the net asset value (“NAV”) next computed after they are received by an authorized broker or the broker’s authorized designee.

There is an annual pass through IRA and Coverdell Education Savings Account maintenance fee of $10.00 that is charged by the IRA custodian on a per-account basis. This fee may be paid by the Adviser at the Adviser’s discretion.

With certain limited exceptions, the Funds are available only to U.S. citizens or residents.

The Funds will generally accept purchases only in U.S. dollars drawn from U.S. financial institutions. Cashier’s checks, third party checks, money orders, credit card convenience checks, cash or equivalents or payments in foreign currencies are not acceptable forms of payment. You may also contact the Funds to request a purchase of Fund shares using securities you own. The Funds reserve the right to refuse or accept such requests in whole or in part.

The Funds do not consider the U.S. Postal Service or other independent delivery services to be their agent. Therefore, deposit in the mail or with such services, or receipt at a Fund’s post office box, of purchase orders or redemption requests does not constitute receipt by the Fund.

Redeeming Shares

Redemptions, like purchases, may generally be effected only through retirement plans, broker-dealers, financial intermediaries and directly through the Funds. Please contact the Fund, your financial intermediary or refer to the appropriate plan documents for details. Your financial intermediary may charge a processing or service fee in connection with the redemption of shares.

Each Fund has the right to suspend or postpone redemptions of shares for any period: (i) during which the NYSE is closed, other than customary weekend and holiday closings; (ii) during which trading on the NYSE is restricted; or (iii) during which (as determined by the SEC by rule or regulation) an emergency exists as a result of which disposal or valuation of portfolio securities is not reasonably practicable, or as otherwise permitted by the SEC.

By Systematic Redemption

This program allows you to sell shares worth a specific dollar amount from your Fund account on a monthly, quarterly or annual basis. The minimum systematic redemption is $50. Although there is no charge to shareholders for using this systematic withdrawal plan, your Fund account balance must be at least $10,000 at the time you begin participation in the plan. If no date is specified on your request, systematic redemptions will be made on or about the 15th of each month. If the day falls on a weekend or legal holiday, the distribution will be made on the next business day. You may terminate the systematic withdrawal plan at any time without charge or penalty. If the balance in the Fund account you are selling from falls to zero, your systematic withdrawal plan will be discontinued. If your balance is below the systematic withdrawal amount, the entire balance will be distributed and the plan will be discontinued. A Fund may terminate or modify the plan after 60 days’ written notice to shareholders.

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Redemption Payments

In all cases, your redemption price is the net asset value per share next determined after your request is received in good order. “Good order” means that your redemption request includes: (i) the Funds’ name and account number; (ii) the amount of the transaction in dollars or shares; (iii) signatures of you and any other person listed on the account, exactly as the shares are registered; (iv) any certificates you are holding for the account; and (v) any supporting legal documentation that may be required.

Redemption proceeds typically will be sent within one to two business days but may take up to seven days. However, if you recently purchased your shares by check, your redemption proceeds will not be sent to you until your original check clears, which may take up to 10 days. The Funds typically pay redemptions from cash, cash equivalents, proceeds from the sale of Fund shares, from the sale of portfolio securities, and/or the use of a line of credit. These redemption payment methods are expected to be used in regular and stressed market conditions.

Your redemption proceeds can be sent by check to your address of record or by wire transfer to a bank account designated on your application. Your bank may charge you a fee for wire transfers. Any request that your redemption proceeds be sent to a destination other than your bank account or address of record must be in writing and must include a Medallion signature guarantee. Please call 1-833-722-6966 for information on obtaining a Medallion signature guarantee.

The Funds are not responsible for losses or fees resulting from posting delays or non-receipt of redemption payments at your bank, when shareholder payment instructions are followed.

Redemptions In-Kind

Each Fund reserves the right to make a payment in securities rather than cash. If a Fund deems it advisable for the benefit of all shareholders that a redemption payment wholly or partly in-kind would be in the best interests of a Fund’s remaining shareholders, the Fund may pay redemption proceeds to you in whole or in part with securities held by the Fund. If a Fund decides to redeem in-kind, the redeeming shareholder will generally receive pro-rata shares of the Fund’s portfolio. A redemption in-kind could occur under extraordinary circumstances, such as a very large redemption that could affect a Fund’s operations (for example, more than 1% of a Fund’s net assets). However, a Fund is required to redeem shares solely for cash up to the lesser of $250,000 or 1% of the net asset value of a Fund during any 90-calendar day period for any one shareholder. Should redemptions by any shareholder exceed such limitation, the Funds will have the option of redeeming the excess in cash or in-kind. Securities used to redeem Fund shares will be valued as described in “How Fund Shares are Priced” below. A shareholder may pay brokerage charges on the sale of any securities received as a result of a redemption in-kind. Redemptions in-kind are taxed to a redeeming shareholder for federal income tax purposes in the same manner as cash redemptions. Securities received in a redemption in-kind are subject to market risk until sold.

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Small Account Balances/Mandatory Redemptions

The Funds have a $1,000 account minimum, except Coverdell accounts which have a $100 minimum. The Funds may require mandatory redemption of shares in accounts that fall below the minimum requirement. The Funds may also adopt other policies from time to time requiring mandatory redemption of shares in certain circumstances, such as to comply with new regulatory requirements.

Medallion Signature Guarantees

Each Fund requires a Medallion signature guarantee on any written redemption over $100,000 (but may require additional documentation or a Medallion signature guarantee on any redemption request to help protect against fraud) or for certain types of transfer requests or account registration changes. A Medallion signature guarantee may be obtained from a domestic bank or trust company, broker, dealer, clearing agency, savings association or other financial institution that is participating in a medallion program recognized by the Securities Transfer Association. The three “recognized” medallion programs are Securities Transfer Agents Medallion Program (STAMP), Stock Exchanges Medallion Program (SEMP) and NYSE, Inc. Medallion Signature Program (NYSE MSP). Please call 1-833-722-6966 for information on obtaining a Medallion signature guarantee.

Redemption Fees

If you sell your shares after holding them 60 days or less, a 2% short-term redemption fee may be deducted from the redemption amount. For this purpose, shares held longest will be treated as being redeemed first and shares held shortest as being redeemed last. The fees are paid to the Funds and are designed to help offset the brokerage commissions, market impact and other costs associated with short-term shareholder trading.

The short-term redemption fee does not apply to: (i) redemptions of shares acquired by reinvesting dividends and distributions; (ii) rollovers, transfers and changes of account registration within a Fund as long as the money never leaves the Fund; and (iii) redemptions in-kind.

In addition:

●	The redemption fee does not apply to shares redeemed through a systematic withdrawal plan.
●	The redemption fee does not apply to shares redeemed from shareholder accounts liquidated for failure to meet the minimum investment requirement.
●

The redemption fee does not apply to shares redeemed from a shareholder account for which the identity of the shareholder, for purposes of complying with anti-money laundering laws, could not be determined within a reasonable time after the account was opened.

●

The redemption fee does not apply in the event of any involuntary redemption and/or exchange transactions, including, for example, those required by law or regulation, a regulatory agency, a court order, or as a result of the liquidation of a Fund by its Board of Trustees.

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●	The redemption fee does not apply to shares redeemed through an automatic, non-discretionary rebalancing or asset allocation program.
●	The redemption fee does not apply to shares redeemed due to a disability as defined by the IRS requirements.
●	The redemption fee does not apply to shares redeemed due to death for shares transferred from a decedent’s account to a beneficiary’s account.
●	The redemption fee does not apply in the event of a back-office correction made to an account to provide the shareholder with the intended transaction.
●

The redemption fee does not apply in the event of the following transactions: a distribution from a defined contribution terminated employee account, a plan distribution of non-vested participant balance in a defined contribution account, a distribution from a defined contribution plan to provide a participant with a loan against the account, or an amount contributed to a defined contribution plan exceeding the maximum annual contribution limit.

●	The redemption fee does not apply to shares gifted from one shareholder account to another shareholder account, assuming the age of the gifted shares is greater than 60 days.
●

The redemption fee may be waived for certain wrap accounts and for certain omnibus accounts held by financial intermediaries whose systems are unable to assess the redemption fee and certain employer-sponsored retirement accounts (including certain 401(k) and other types of defined contribution or employee benefit plans).

●	Certain other transactions as deemed appropriate by the Adviser and the Fund.

The redemption fee assessed by certain financial intermediaries that have omnibus accounts in the Fund, including employer-sponsored retirement accounts, may be calculated using methodologies that differ from those utilized by Funds’ transfer agent. Such differences are typically attributable to system design differences and are unrelated to the investment in the Fund. These system differences are not intended or expected to facilitate market timing or frequent trading

The Funds reserve the right to modify or eliminate the short-term redemption fee or waivers at any time. Investment advisers or their affiliates may pay short-term redemption fees on behalf of investors in managed accounts. Unitized group accounts consisting of qualified plan assets may be treated as a single account for redemption fee purposes.

Exchanging Shares

If you have held your shares in a Fund for at least seven days, you may exchange those shares for shares (of a corresponding share class) of any of the following Funds (each, a “Seven Canyons Fund”) if such Fund is available for sale in your state and meets the investment criteria of the investor:

Seven Canyons Strategic Income Fund

Seven Canyons World Innovators Fund

Any new account established through an exchange will be subject to all minimum requirements applicable to the shares acquired. The exchange privilege may only be exercised in those states where the class of shares being acquired legally may be sold. If you are an existing shareholder of any Seven Canyons Fund, you may exchange into a new account copying your existing account

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Seven Canyons Funds

registration and options. Exchanges between accounts will be accepted only if registrations are identical. For a Fund or Funds with multiple classes, you may also transfer between classes of a Fund if you meet the minimum investment requirements for the class into which you would like to transfer.

By Telephone

For an existing account, you may exchange shares in your account in amounts up to $50,000 by contacting your Fund directly by telephone at 833-7-CANYON (833-722-6966).

By Broker/Intermediary

Exchanges, like purchases and redemptions, may also be effected through retirement plans, broker-dealers and financial intermediaries. Please contact your financial intermediary or refer to the appropriate plan documents for details. Your financial intermediary may charge a processing or service fee in connection with the exchange of shares.

Additional Information About Exchanges

An exchange represents the sale of shares from one Fund and the purchase of shares of the other Fund. This may produce a taxable gain or loss in your non-tax-deferred account. If you exchange shares within 60 calendar days from their date of purchase, you may be subject to the redemption fee as described in this Prospectus in “Redemption Fees” above. Transfers between classes of a single Fund are generally not considered a taxable transaction.

The exchange privilege may be modified or terminated upon sixty (60) days’ written notice to shareholders. Although initially there will be no limit on the number of times you may exercise the exchange privilege, each Fund reserves the right to impose such a limitation. Call or write the Funds for further details.

SHARE TRANSACTIONS

Share Certificates

The Funds do not issue share certificates.

Frequent Purchases and Sales of Fund Shares

The Funds do not permit market timing or other abusive trading practices. Each Fund reserves the right, but does not have the obligation, to reject any purchase transaction at any time. In addition, each Fund reserves the right to suspend its offering of shares or to impose restrictions on purchases at any time that are more restrictive than those that are otherwise stated in this Prospectus with respect to disruptive, excessive or short-term trading.

Excessive short-term trading or other abusive trading practices may disrupt portfolio management strategies, increase brokerage and administrative costs and hurt Fund performance. The Board has adopted policies and procedures with respect to frequent purchases and redemptions and to

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seek to prevent market timing. To minimize harm to the Funds and their shareholders, each Fund reserves the right to reject, in its sole discretion, any purchase order from any investor it believes has a history of abusive trading or whose trading, in its judgment, has been or may be disruptive to the Fund. Such disruption may include trading that may interfere with the efficient management of the Fund, may materially increase a Fund’s transaction costs, administrative costs or taxes, or may otherwise be detrimental to the interests of a Fund and its shareholders. Each Fund may also refuse purchase transactions from Fund intermediaries it believes may be facilitating or have facilitated abusive trading practices. In making this judgment, a Fund may consider trading done in multiple accounts under common ownership or control.

On a periodic basis, each Fund or its agents may review transaction history reports to identify redemptions that are within a specific time period from a previous purchase in the same account(s) in the Fund, or in multiple accounts that are known to be under common control. Redemptions meeting the criteria will be investigated for possible inappropriate trading.

Certain accounts, in particular omnibus accounts, include multiple investors and such accounts typically provide the Funds with a net purchase or redemption request on any given day. In these cases, purchases and redemptions of Fund shares are netted against one another and the identity of individual purchasers and redeemers whose orders are aggregated may not be known by the Fund. Therefore, it becomes more difficult for a Fund to identify market timing or other abusive trading activities in these accounts, and the Funds may be unable to eliminate abusive traders in these accounts from the Fund. Further, identification of abusive traders may also be limited by operational systems and technical limitations. To the extent abusive or disruptive trading is identified, each Fund will encourage omnibus account intermediaries to address such trading activity in a manner consistent with how the Funds would address such activity directly, if it were able to do so.

Due to the complexity and subjectivity involved in identifying market timing and other abusive trading practices, there can be no assurance that the Funds’ efforts will identify all market timing or abusive trading activities. Therefore, investors should not assume that the Funds will be able to detect or prevent all practices that may disadvantage the Funds.

Verification of Shareholder Transaction Statements

You must contact the Funds in writing regarding any errors or discrepancies within 60 days after the date of the statement confirming a transaction. A Fund may deny your ability to refute a transaction if it does not hear from you within 60 days after the confirmation statement date.

Non-receipt of Purchase Wire/Insufficient Funds Policy

The Funds reserve the right to cancel a purchase if the check or electronic funds transfer does not clear your bank, or if a wire is not received by settlement date. A Fund may charge a fee for insufficient funds and you may be responsible for any fees imposed by your bank and any losses that the Funds may incur as a result of the canceled purchase.

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How Fund Shares are Priced

The Board of Trustees has approved procedures to be used to value the Funds’ securities for the purposes of determining the Funds’ net asset value. The valuation of the securities of each Fund is determined in good faith by or under the direction of the Board. The Board has delegated certain valuation functions for the Funds to the Administrator.

Each Fund generally values its securities based on market prices determined at the close of regular trading on the NYSE (normally, 4:00 p.m. Eastern time) on each business day (Monday through Friday). The Funds will not value their securities on any day that the NYSE is closed, including the following observed holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Each Fund’s currency valuations, if any, are done as of the close of regular trading on the NYSE (normally, 4:00 p.m. Eastern time). For equity securities that are traded on an exchange, the market price is usually the closing sale or official closing price on that exchange. In the case of securities not traded on an exchange, or if such closing prices are not otherwise available, the market price is typically determined by independent third-party pricing vendors approved by the Board using a variety of pricing techniques and methodologies. The market price for debt obligations is generally the price supplied by an independent third-party pricing service approved by the Board, which may use a matrix, formula or other objective method that takes into consideration market indices, yield curves and other specific adjustments. Short-term debt obligations that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. If vendors are unable to supply a price, or if the price supplied is deemed to be unreliable, the market price may be determined using quotations received from one or more brokers-dealers that make a market in the security.

When such prices or quotations are not available, or when the Adviser believes that they are unreliable, securities may be priced using fair value procedures approved by the Board. The Funds may determine the fair value of investments based on information provided by pricing services and other third-party vendors, which may recommend fair value prices or adjustments with reference to other securities, indices or assets. In considering whether fair value pricing is required and in determining fair values, a Fund may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before a Fund values its securities.

Valuing securities at fair value involves greater reliance on judgment than valuation of securities based on readily available market quotations. A fund that uses fair value to price securities may value those securities higher or lower than another fund using market quotations or its own fair value methodologies to price the same securities. There can be no assurance that a Fund could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which a Fund determines its net asset value.

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Customer Identification Program

To help the government fight the funding of terrorism and money laundering activities, federal law requires each Fund or its agents to obtain certain personal information from you (or persons acting on your behalf) in order to verify your (or such person’s) identity when you open an account, including name, address, date of birth and other information (which may include certain documents) that will allow the Transfer Agent to verify your identity. If you are opening an account in the name of a legal entity (e.g., a partnership, business trust, limited liability company, corporation, etc.), you may be required to supply the identification information of the beneficial owner(s) or controlling person(s) of the legal entity prior to the opening of your account. If this information is not provided, the Transfer Agent may not be able to open your account. If the Transfer Agent is unable to verify your identity (or that of another person authorized to act on your behalf) shortly after your account is opened, or believes it has identified potential criminal activity, the Funds, the Distributor and the Transfer Agent each reserve the right to reject further purchase orders from you or to take such other action as they deem reasonable or required by law, including closing your account and redeeming your shares at their net asset value at the time of redemption.

If you are opening an account in the name of a legal entity (e.g., a partnership, business trust, limited liability company, corporation, etc.), you may be required to supply the identity of the beneficial owner or controlling person(s) of the legal entity prior to the opening of your account. The Fund may request additional information about you (which may include certain documents, such as articles of incorporation for companies) to help the Transfer Agent verify your identity.

DIVIDENDS AND DISTRIBUTIONS

Income Dividends. Income dividends are derived from net investment income (i.e., interest and other income, less any related expenses) each Fund earns from its portfolio securities and other investments.

It is intended that substantially all of the Strategic Income Fund’s net investment income (income less expenses) will be distributed quarterly as dividends to shareholders. For the World Innovators Fund, it is intended that substantially all of such Fund’s net investment income (income less expenses), if any, will be distributed at least annually as dividends to shareholders.

Capital Gain Distributions. Capital gain distributions are derived from gains realized when a Fund sells a portfolio security. Long-term capital gains are derived from gains realized when a Fund sells a portfolio security it has owned for more than one year, and short-term capital gains are derived from gains realized when a portfolio security was owned for one year or less. The Funds intend to net realized capital gains to shareholders annually.

Reinvested in Shares or Paid in Cash. Dividends and distributions are reinvested in additional Fund shares unless you instruct the Transfer Agent to have your dividends and/or distributions paid by check and mailed to the address of record or transferred through an Automated Clearing House to the bank of your choice. You can change your choice at any time to be effective as of the next dividend or distribution, except that any change given to the Transfer Agent less than five days before the payment date will not be effective until the next dividend or distribution is

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made. Distribution checks will only be issued for payments greater than $25.00. Distributions will automatically be reinvested in shares of the fund(s) generating the distribution if under $25.00. Un-cashed distribution checks will be canceled and proceeds reinvested at the then current net asset value, for any shareholder who chooses to receive distributions in cash, if distribution checks: (1) are returned and marked as “undeliverable” or (2) remain un-cashed for six months after the date of issuance. If distribution checks are canceled and reinvested, your account election may also be changed so that all future distributions are reinvested rather than paid in cash. Interest will not accrue on uncashed distribution checks.

TAXES

The following information is a general summary of U.S. federal income tax consequences of investments in the Funds for U.S. persons only, which include (i) U.S. citizens or residents, (ii) corporations organized in the United States or under the law of the United States or any state, (iii) an estate whose income is subject to U.S. federal income taxation of its source; or (iv) a trust, if a court within the United States is able to exercise primary supervision over its administration and one or more U.S. persons have the authority to control all of its substantial decisions, or certain electing trusts that were in existence on August 20, 1996, and were treated as domestic trusts on August 19, 1996. Shareholders that are partnerships or nonresident aliens, foreign trusts or estates, or foreign corporations may be subject to different U.S. federal income tax treatment. If an entity treated as a partnership for U.S. federal income tax purposes is a beneficial owner of Fund shares, the tax treatment of a partner in the partnership will generally depend upon the status of the partner and the activities of the partnership. You should rely on your own tax adviser for advice about the particular federal, state and local tax consequences regarding your investment in the Funds.

This discussion is based on the assumption that the Funds will qualify under Subchapter M of the Internal Revenue of 1986, as amended (the "Code") as regulated investment companies and will satisfy certain distribution requirements so that they are not subject to U.S. income tax in general. There can be no guarantee that these assumptions will be correct. If a Fund qualifies under Subchapter M as regulated investment companies, it will not be subject to federal income taxes to the extent that it distributes substantially all of its net investment income and any realized capital gains.

The Funds expect to distribute substantially all of their ordinary income and net capital gain (in excess of any capital loss carryovers) to its shareholders every year. In turn, shareholders will be taxed on distributions they receive, unless the shares are held by certain types of tax-exempt organizations or through tax-advantaged accounts (such as 401(k) plan accounts or individual retirement accounts), in which event special rules will apply.

A shareholder subject to U.S. federal income tax will be subject to tax on Fund income dividends and capital gain distributions whether they are paid in cash or reinvested in additional Fund shares.

Income Dividends and Capital Gains.

Distributions properly reported as net capital gain of a Fund will be taxable to Fund shareholders as long-term capital gain, regardless of how long shares of a Fund are held.

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Other than distributions of net long-term capital gain, Fund distributions will generally be taxable as ordinary income or, if properly designated by a Fund, as “qualified dividend income” taxable to individual and other noncorporate shareholders at the same maximum tax rate applicable to net long-term capital gains, provided that the shareholder receiving the dividend satisfies certain holding period requirements for his or her Fund shares. The amount of distributions from a Fund that will be eligible for the “qualified dividend income” lower maximum rate, however, cannot exceed the amount of dividends received by a Fund that are qualified dividends (i.e., dividends from U.S. corporations or certain qualifying foreign corporations). Thus, to the extent that dividends from a Fund are attributable to other sources, such as taxable interest, fees from securities lending transactions, certain distributions from real estate investment trusts, Code section 988 transactions or are short-term capital gains, such dividends will not be eligible for the lower rate. However, if at least 95% of the Funds’ “gross income” is from qualified dividends, then 100% of its distributions will be eligible for the lower rate. For these purposes, a Fund’s gross income does not include gain from the disposition of stock or securities except to the extent that the net short-term capital gain from such dispositions exceeds the net long-term capital loss from such dispositions. Fund distributions are taxable regardless of whether they are paid in cash or reinvested in additional shares.

Under Proposed Treasury Regulations, the Seven Canyons Strategic Income Fund may be eligible to pay “section 199A dividends” to its shareholders with respect to qualified dividends received by such Fund with respect to its investment in REITs. Distributions paid by such Fund that are eligible to be treated as section 199A dividends for a taxable year may not exceed the “qualified REIT dividends” received by the Fund from REITs for the year reduced by the Fund’s allocable expenses. Section 199A dividends may be taxed to individual and other noncorporate shareholders at a reduced effective federal income tax rate, provided that the shareholder receiving the dividends satisfied certain holding period requirement for his or her Fund shares and satisfies certain other conditions. For more information, see the discussion in the SAI under “TAXES – Real Estate Investment Trusts.”

A Fund’s investments in options and other derivatives (such as futures contracts and swaps) may change the amount, timing and character of distributions to shareholders. Such investments will be subject to special tax rules, which may accelerate taxable income to the Fund, shorten the holding period of the Fund’s securities, convert short-term capital losses into long-term capital losses, or convert long-term capital gains into short-term capital gains taxable resulting in distributions taxable as ordinary income to shareholders.

Fund distributions of earnings and gains are taxable to a shareholder even if they are paid from income or gains earned by a Fund prior to the shareholder’s investment and thus were included in the price paid for the shares. Thus, a shareholder who purchases shares on or just before the record date of a Fund distribution will pay full price for the shares and may receive a portion of his or her investment back as a taxable distribution. While in effect a return of capital to the shareholder, the distribution is still taxable even though the shareholder did not participate in these gains. An investor can avoid this by investing soon after a Fund has made a distribution.

Any distributions on, sales, exchanges or redemptions of, shares held in an IRA (or other tax-qualified plan) are generally not currently taxable.

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Sale or Redemption of Fund Shares.

Shareholders of a Fund will recognize taxable gain or loss on a sale, exchange or redemption of shares of the applicable Fund, including an exchange of shares for shares of another Fund, based on the difference between the shareholder’s adjusted tax basis in the shares disposed of and the amount received for them. Generally, this gain or loss will be long-term if the shareholder’s holding period for the shares disposed of exceeds 12 months, except that any loss realized on shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends that were received on the shares. Any loss realized on a disposition of shares of a Fund may be disallowed under “wash sale” rules to the extent that the shares disposed of are replaced with other substantially identical shares of the same Fund within a period of 61 days beginning 30 days before the shares are disposed of, such as pursuant to a dividend reinvestment in shares of a Fund. If disallowed, the loss will be reflected in an adjustment to the basis of the shares acquired.

Fund dividends paid to corporate shareholders that are attributable to qualifying dividends received from U.S. domestic corporations may be eligible for the corporate dividends-received deduction, subject to certain holding period requirements and debt financing limitations.

Cost-basis reporting. The Funds (or their administrative agent) must report to the IRS and furnish to Fund shareholders the cost basis information for Fund shares purchased on or after January 1, 2012, and sold on or after such date. In addition to the requirement to report the gross proceeds from the sale of Fund shares, the Funds will also be required to report the cost basis information for such shares and indicate whether such shares had a short-term or long-term holding period. These requirements do not apply to investments through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement plan. If a shareholder does not make an election among the available IRS-accepted cost basis methods, the Funds will use a default cost basis method for the shareholder. The cost basis method elected or applied may not be changed after the settlement date of a sale of Fund shares. Fund shareholders should consult with their tax advisers concerning the most desirable IRS-accepted cost basis method for their tax situation and to obtain more information about how cost basis reporting applies to them.

Medicare Surtax. A Medicare surtax of 3.8% will be imposed on certain net investment income (including ordinary dividends and capital gain distributions received from the Funds and net gains from redemptions or other taxable dispositions of Fund shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds a threshold amount. Any liability for this additional tax will be reported on, and paid with, the shareholder’s federal income tax return.

Backup Withholding. A shareholder of a Fund may be subject to backup withholding on any distributions of income, capital gains, or proceeds from the sale or exchange of Fund shares if the shareholder (i) has provided either an incorrect tax identification number or no such number, (ii) is subject by the IRS to backup withholding for failure to properly report payments of interest or dividends, (iii) has failed to certify that the shareholder is not subject to backup withholding, or (iv) has not certified that the shareholder is a U.S. person. The backup withholding rate is currently 24% for tax years after 2017 and before 2026.

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Foreign Taxes. The Funds may be subject to foreign taxes or foreign tax withholding on dividends, interest and certain capital gains earned from their foreign security investments. A shareholder may be ineligible for any offsetting tax credit or tax deduction under U.S. tax laws for the shareholder’s portion of a Fund’s foreign tax obligations. See the statement of additional information for further information.

Annual Notifications. Each year, the Funds will notify shareholders of the tax status of dividends and distributions.

State and Local Income Taxes. Shareholders may also be subject to state and local income taxes on distributions and redemptions. Shareholders should consult their tax advisers regarding the tax status of distributions in their state and locality.

Tax Cuts and Jobs Act. In 2017, Congress enacted far-reaching changes to the U.S. income tax laws generally effective for taxable years beginning after December 31, 2017. Most of the changes applicable to individuals are temporary and apply only to taxable years beginning after December 31, 2017 and before January 1, 2026. These changes may directly or indirectly affect investments in the Funds. See the SAI under “The 2017 Tax Act.”

For more information, see the SAI under “TAXES.” Investors should consult with their tax advisers regarding the U.S. federal, foreign, state and local tax consequences of an investment in the Funds.

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the financial performance of the Funds for each fiscal period shown. Please note that the financial highlights information in the following table represents financial highlights of the Funds through September 30 of each fiscal period shown below. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned on an investment in the Funds (assuming reinvestment of all dividends and distributions). Financial highlights for the year ended September 30, 2018 have been audited by Cohen & Company, Ltd. (“Cohen”), the Fund’s independent registered public accounting firm, and financial highlights for prior periods were audited by other auditors. Cohen’s report, along with the Funds’ financial statements, is included in its annual report, which is available upon request and free of charge by calling the Funds at 1-833-722-6966.

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Seven Canyons Strategic Income Fund - Investor Class

For a Share Outstanding Throughout the Years Presented

	For the Year Ended September 30, 2018(a)	For the Year Ended September 30, 2017	For the Year Ended September 30, 2016	For the Year Ended September 30, 2015	For the Year Ended September 30, 2014
NET ASSET VALUE, BEGINNING OF YEAR	$11.78	$10.62	$10.49	$12.63	$11.08

INCOME/(LOSS) FROM OPERATIONS:
Net investment income	0.21 (b)	0.16	0.26	0.30	0.32
Net realized and unrealized gain/(loss) on investments	1.04	1.12	0.49	(1.38)	1.74
Total from investment operations	1.25	1.28	0.75	(1.08)	2.06

LESS DISTRIBUTIONS:
From net investment income	(0.29)	(0.12)	(0.23)	(0.44)	(0.35)
From net realized gains on investments	—	—	(0.35)	(0.62)	(0.16)
Tax return of capital	—	—	(0.04)	—	—
Total distributions	(0.29)	(0.12)	(0.62)	(1.06)	(0.51)
REDEMPTION FEES ADDED TO PAID IN CAPITAL	0.00 (c)	—	—	—	—
NET INCREASE/(DECREASE) IN NET ASSET VALUE	0.96	1.16	0.13	(2.14)	1.55
NET ASSET VALUE, END OF YEAR	$12.74	$11.78	$10.62	$10.49	$12.63

TOTAL RETURN(d)	10.71%	12.09%	7.38%	(9.54%)	18.94%

SUPPLEMENTAL DATA:
Net assets, end of year (in 000s)	$39,618	$45,045	$55,112	$88,661	$94,958

RATIOS TO AVERAGE NET ASSETS
Operating expenses excluding reimbursement/waiver	1.08%	1.10%	1.04%	0.95%	0.96%
Operating expenses including reimbursement/waiver	0.95%	0.95%	0.95%	0.95%	0.95%
Net investment income including reimbursement/waiver	1.71%	1.12%	2.50%	2.51%	2.59%

PORTFOLIO TURNOVER RATE	72%	34%	45%	78%	69%

(a)

Effective September 10, 2018, the Seven Canyons Strategic Income Fund merged into the ALPS Series Trust. The Fund was previously advised by Wasatch Advisors, Inc., and was recognized as the Wasatch Strategic Income Fund.

(b)	Per share amounts are based upon average shares outstanding.
(c)	Less than $0.005 per share.
(d)

Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

56	1-833-722-6966 | www.sevencanyonsadvisors.com

Seven Canyons World Innovators Fund - Investor Class

For a Share Outstanding Throughout the Years Presented

	For the Year Ended September 30, 2018(a)		For the Year Ended September 30, 2017	For the Year Ended September 30, 2016	For the Year Ended September 30, 2015	For the Year Ended September 30, 2014
NET ASSET VALUE, BEGINNING OF YEAR	$22.75		$19.32	$20.17	$22.62	$23.15

INCOME/(LOSS) FROM OPERATIONS:
Net investment loss	(0.14	)(b)	(0.13)	(0.12)	(0.21)	(0.24)
Net realized and unrealized gain on investments	3.30		4.26	1.90	0.30	0.91
Total from investment operations	3.16		4.13	1.78	0.09	0.67

LESS DISTRIBUTIONS:
From net realized gains on investments	(3.32)		(0.70)	(2.63)	(2.54)	(1.20)
Total distributions	(3.32)		(0.70)	(2.63)	(2.54)	(1.20)
REDEMPTION FEES ADDED TO PAID IN CAPITAL	0.00	(c)	—	—	—	—
NET INCREASE/(DECREASE) IN NET ASSET VALUE	(0.16)		3.43	(0.85)	(2.45)	(0.53)
NET ASSET VALUE, END OF YEAR	$22.59		$22.75	$19.32	$20.17	$22.62

TOTAL RETURN(d)	14.77%		22.23%	8.97%	0.32%	2.69%

SUPPLEMENTAL DATA:
Net assets, end of year (in 000s)	$153,187		$191,021	$193,826	$186,272	$253,311

RATIOS TO AVERAGE NET ASSETS
Operating expenses excluding reimbursement/waiver	1.82%		1.83%	1.78%	1.76%	1.73%
Operating expenses including reimbursement/waiver	1.81%		1.83%	1.78%	1.76%	1.73%
Net investment income including reimbursement/waiver	(0.65%)		(0.57%)	(0.66%)	(0.76%)	(0.89%)

PORTFOLIO TURNOVER RATE	159%		91%	112%	100%	111%

(a)

Effective September 10, 2018, the Seven Canyons World Innovators Fund merged into the ALPS Series Trust. The Fund was previously advised by Wasatch Advisors, Inc., and was recognized as the Wasatch World Innovators Fund.

(b)	Per share amounts are based upon average shares outstanding.
(c)	Less than $0.005 per share.
(d)

Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Prospectus | January 28, 2019	57

Seven Canyons Funds

Seven Canyons World Innovators Fund - Institutional Class

For a Share Outstanding Throughout the Years Presented

	For the Year Ended September 30, 2018(a)		For the Year Ended September 30, 2017	For the Period Ended September 30, 2016(b)
NET ASSET VALUE, BEGINNING OF PERIOD	$22.87		$19.36	$17.54

INCOME/(LOSS) FROM OPERATIONS:
Net investment income/(loss)	(0.05	)(c)	(0.09)	0.00	(d)
Net realized and unrealized gain on investments	3.28		4.30	1.82
Total from investment operations	3.23		4.21	1.82

LESS DISTRIBUTIONS:
From net realized gains on investments	(3.32)		(0.70)	—
Total distributions	(3.32)		(0.70)	—
NET INCREASE/(DECREASE) IN NET ASSET VALUE	(0.09)		3.51	1.82
NET ASSET VALUE, END OF PERIOD	$22.78		$22.87	$19.36

TOTAL RETURN(e)	15.03%		22.55%	10.38%

SUPPLEMENTAL DATA:
Net assets, end of period (in 000s)	$8,160		$3,836	$5,977

RATIOS TO AVERAGE NET ASSETS
Operating expenses excluding reimbursement/waiver	2.05%		2.22%	3.69	%(f)
Operating expenses including reimbursement/waiver	1.55%		1.55%	1.55	%(f)
Net investment income including reimbursement/waiver	(0.23%)		(0.29%)	0.01	%(f)

PORTFOLIO TURNOVER RATE	159%		91%	112%

(a)

Effective September 10, 2018, the Seven Canyons World Innovators Fund merged into the ALPS Series Trust. The Fund was previously advised by Wasatch Advisors, Inc., and was recognized as the Wasatch World Innovators Fund.

(b)	Commenced operations on February 2, 2016.
(c)	Per share amounts are based upon average shares outstanding.
(d)	Less than $0.005 per share.
(e)

Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(f)	Annualized.

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ADDITIONAL INFORMATION ABOUT THE FUNDS

Shareholder Reports

Annual and semi-annual reports to shareholders provide additional information about the Funds’ investments. These reports, when available, will discuss the market conditions and investment strategies that significantly affected the Funds’ performance during its last fiscal year.

Statement of Additional Information

The Statement of Additional Information provides more detailed information about the Fund. It is incorporated by reference into (is legally a part of) this Prospectus.

Householding Relationships

The Funds send only one report to a household if more than one account has the same address. Contact the Transfer Agent if you do not want this policy to apply to you.

How to Obtain Additional Information

You can obtain shareholder reports or the statement of additional information (without charge), make inquiries or request other information about the Funds by contacting the Transfer Agent at 1-833-722-6966, by writing the Funds at Seven Canyons Strategic Income Fund or Seven Canyons World Innovators Fund, P.O. Box 1920, Denver, CO 80201, or by calling your financial consultant. This information is also available free of charge on the Funds’ website at www.sevencanyonsadvisors.com.

You can also review the Funds’ shareholder reports, prospectus and statement of additional information at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. You can get copies of these materials after paying a fee by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing to the Public Reference Section of the Commission, Washington, D.C. 20549-1520. Information about the public reference room may be obtained by calling 202.551.8090. You can get the same reports and information free from the EDGAR Database on the Commission’s Internet web site at http://www.sec.gov.

If someone makes a statement about the Funds that is not in this Prospectus, you should not rely upon that information. Neither the Funds nor the Distributor is offering to sell shares of the Funds to any person to whom the Funds may not lawfully sell its shares.

(Investment Company Act file no. 811-22747)

STATEMENT OF ADDITIONAL INFORMATION

January 28, 2019

SEVEN CANYONS STRATEGIC INCOME FUND

Investor Class WASIX

SEVEN CANYONS WORLD INNOVATORS FUND

Investor Class WAGTX
Institutional Class WIGTX

ALPS Series Trust

Seven Canyons Strategic Income Fund and Seven Canyons World Innovators Fund (the “Funds”)

1290 Broadway, Suite 1100

Denver, CO 80202

This Statement of Additional Information (“SAI”) expands upon and supplements the information contained in the current Prospectus for the Funds listed above, each of which is a separate series of ALPS Series Trust, a Delaware statutory trust (the “Trust”). Each series of the Trust represents shares of beneficial interest in a separate portfolio of securities and other assets with its own objective and policies. Seven Canyons Advisors, LLC (the “Adviser”) is the investment adviser of the Funds.

This SAI is not a prospectus and is only authorized for distribution when preceded or accompanied by the Funds’ current prospectus dated January 28, 2019, as supplemented from time to time (collectively, the “Prospectus”). This SAI supplements and should be read in conjunction with the Prospectus, a copy of which may be obtained without charge by writing the Seven Canyons Strategic Income Fund or Seven Canyons World Innovators Fund at the address listed above, or by calling the Funds’ transfer agent at 1-833-722-6966. The Funds’ most recent Annual Report, if any, is incorporated by reference into this SAI and can be obtained free of charge, by calling the toll-free number printed above.

ORGANIZATION AND CLASSIFICATION

ALPS Series Trust

This SAI includes information about the Seven Canyons Strategic Income Fund and Seven Canyons World Innovators Fund (each individually a “Fund” and collectively, the “Funds”). The Funds are series of the ALPS Series Trust (the “Trust”), an open-end, management investment company organized as a Delaware statutory trust on January 12, 2012.

Classification

The Investment Company Act of 1940, as amended (the “1940 Act”), classifies mutual funds as either diversified or non-diversified. The following table shows each Fund’s classification:

Fund	Classification
Seven Canyons Strategic Income Fund	Diversified
Seven Canyons World Innovators Fund	Diversified

INVESTMENT STRATEGIES AND RISKS

Each of the Funds’ principal investment strategies and the risks associated with those strategies are described in the Prospectus. The following section describes in greater detail than the Prospectus, the Funds’ investment strategies and the associated risks. Unless noted otherwise, the investment strategies and risks described in this section are non-principal.

Borrowing to Purchase Securities (Leveraging). The Funds may use leverage, that is, borrow money to purchase securities. Leverage increases both investment opportunity and investment risk. If the investment gains on securities purchased with borrowed money exceed the borrowing costs (including interest), the net asset value (“NAV”) of a Fund will rise. On the other hand, if the investment gains fail to cover the borrowing costs or if there are losses, the NAV of a Fund will decrease.

The 1940 Act requires borrowings to have 300% net asset coverage, which means, in effect, that each Fund would be permitted to borrow up to an amount equal to one-third of the value of its total assets. If a Fund fails to meet this asset coverage test for any reason including adverse market conditions, it will be required to reduce borrowings within three business days to the extent necessary to meet the test. This requirement may make it necessary to sell a portion of a Fund’s securities at a time when it is disadvantageous to do so. The amount a Fund can borrow may also be limited by applicable margin limitations of the Federal Reserve Board. Briefly, these provide that banks subject to the Federal Reserve Act may not make loans for the purpose of buying or carrying margin stocks if the loan is secured directly or indirectly by a margin stock, to the extent that the loan is greater than the maximum loan value of the collateral securing the loan.

Despite the potential risks of leveraging, the Adviser believes there may be times when it may be advantageous to the Funds to borrow to make investments. For example, when a portfolio manager perceives unusual opportunities in the market or in a particular sector, the portfolio manager may want to be more than 100% invested. Borrowing may also be considered when stock prices and trading volume are not favorable for securities a portfolio manager wants to sell, but stock prices and trading volume are favorable for securities the portfolio manager wants to buy. In these situations, which arise infrequently, borrowing may allow a portfolio manager to take advantage of favorable opportunities to purchase desired securities without having to sell securities at unfavorable prices.

1

Convertible Securities. The Strategic Income Fund and the World Innovators Fund may invest in convertible securities, but it is a non-principal strategy of each of those these Funds and not considered a principal risk. These are generally bonds or preferred stocks that are convertible into a corporation’s common stock. Convertible securities entitle the holder to receive interest paid or accrued on debt or the dividend paid on preferred stock until the convertible securities mature or are redeemed, converted or exchanged. Prior to conversion, convertible securities have characteristics similar to ordinary debt securities or preferred stocks in that they normally provide a stable stream of income with generally higher yields than those of common stock of the same or similar issuers. Convertible securities rank senior to common stock in a corporation’s capital structure and therefore generally entail less risk of loss of principal than the corporation’s common stock.

In selecting convertible securities for the Funds, the Adviser will consider, among other factors, its evaluation of the creditworthiness of the issuers of the securities; the interest or dividend income generated by the securities; the potential for capital appreciation of the securities and the underlying common stocks; the prices of the securities relative to other comparable securities and to the underlying common stocks; whether the securities are entitled to the benefits of sinking funds or other protective conditions; diversification of a Fund’s portfolio as to issuers; and whether the securities are rated by a rating agency and, if so, the ratings assigned.

The value of convertible securities is a function of their investment value (determined by yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege) and their conversion value (their worth, at market value, if converted into the underlying common stock). The investment value of convertible securities is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline, and by the credit standing of the issuer and other factors. The conversion value of convertible securities is determined by the market price of the underlying common stock. If the conversion value is low relative to the investment value, the price of the convertible securities is governed principally by their investment value. To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible securities will be increasingly influenced by their conversion value. In addition, convertible securities generally sell at a premium over their conversion value determined by the extent to which investors place value on the right to acquire the underlying common stock while holding fixed income securities.

Capital appreciation for a Fund may result from an improvement in the credit standing of an issuer whose securities are held in the Fund or from a general lowering of interest rates, or a combination of both. Conversely, a reduction in the credit standing of an issuer whose securities are held by a Fund or a general increase in interest rates may be expected to result in capital depreciation to the Fund. Convertible securities may have mandatory sinking fund provisions prior to maturity, a negative feature when interest rates decline.

Refer to Appendix A for a description of preferred stock and long- and short-term debt ratings.

Corporate Bonds. The Funds may invest in corporate bonds. Note that investing in corporate bonds is a principal strategy of the Seven Canyons Strategic Income Fund. The Funds may invest in corporate bonds that are rated, at the time of purchase, in the four highest categories by Moody’s Investors Service, Inc. (“Moody’s”), S&P Global Ratings, a division of McGraw-Hill Companies, Inc. (“S&P”), or other nationally recognized statistical rating organizations (“NRSRO”) or unrated securities deemed by the Adviser to be of comparable quality. These high rated bonds are also known as “investment grade debt securities.” The Funds may also invest in corporate bonds that are lower rated (Moody’s Ba or lower or S&P BB or lower). Investments in corporate bonds are subject to, among other things, interest rate risk and credit risk. Interest rate risk is the risk that a debt security’s value will decline due to changes in market interest rates. When interest rates change, the values of longer-duration debt securities usually change more than the values of shorter-duration debt securities. Credit risk is the risk that the issuer of a debt security will fail to repay principal and interest on the security when due. Credit risk is affected by the issuer’s credit status and is generally higher for non-investment grade securities. See “Non-Investment Grade Securities” below for additional information regarding these securities and their risks. See also Appendix A for a description of ratings on investment grade and non-investment grade debt securities.

2

Derivatives. The Funds may use derivatives, such as futures, options, options on futures, and forward foreign currency exchange contracts. Note that the use of derivatives (such as put and call options and futures contracts) for hedging and non-hedging purposes is a principal strategy of the Seven Canyons Strategic Income Fund. A derivative is a financial contract whose value is based on (or “derived from”) a traditional security (such as a stock or bond), an asset (such as a commodity like gold), or a market index (such as the S&P 500). A derivative contract will obligate or entitle a Fund to deliver or receive an asset or cash payment based on the change in one or more securities, currencies, indices or other assets. The Funds may use derivatives for hedging purposes, including to attempt to protect against possible changes in the market value of securities held or to be purchased for a Fund’s portfolio resulting from securities markets, currency exchange rate or interest rate fluctuations (i.e., to hedge); protect the Fund’s unrealized gains reflected in the value of its portfolio securities; facilitate the sale of such securities for investment purposes; and as a substitute for buying or selling securities, securities indices or currencies. The Funds may also use derivatives for non-hedging (speculative) purposes including to enhance a Fund’s returns. A Fund may use any or all of these investment techniques and different types of derivative securities may be purchased at any time and in any combination. There is no particular strategy that dictates the use of one technique rather than another, as use of derivatives is a function of numerous variables, including market conditions.

The use of derivatives presents risks different from, and possibly greater than, the risks associated with investing directly in traditional securities. Among the risks presented are market risk, credit risk, management risk and liquidity risk. The primary risk with many derivatives is that they can amplify a gain or loss, potentially earning or losing substantially more money than the actual cost of the derivative instrument. These risks are heightened when the management team uses derivatives to enhance the Fund’s return or as a substitute for a position or security, rather than solely to hedge (or offset) the risk of a position or security held by the Fund. In addition, certain derivatives have the potential for unlimited losses regardless of the size of the initial investment. Derivatives also involve the risk of mispricing or improper valuations (particularly, for non-standardized contracts) and the risk that changes in the value of the derivative may not correlate perfectly with the relevant assets, rates and indices. Derivatives may also be less liquid and may be difficult or impossible to sell or terminate at a desirable time or price. Derivatives may also involve credit risk which is the risk that a loss may be sustained as a result of the failure of a counterparty to comply with the terms of a derivative instrument. The counterparty risk for exchange-traded derivatives is generally less than for privately-negotiated or over-the-counter (“OTC”) derivatives, since generally a clearing agency, which is the issuer or counterparty to each exchange-traded instrument, provides a guarantee of performance. For privately-negotiated instruments, there is no similar clearing agency guarantee. Use of derivatives may also increase the amount and affect the timing and character of taxes payable by shareholders. The Fund may lose money on derivatives or may not fully benefit from the use of derivatives if changes in their value do not correspond accurately to changes in the value of the Fund’s holdings. A Fund’s ability to benefit from derivatives is largely dependent on the Adviser’s ability to use such strategies successfully. For more information about the various types of derivatives, see the sections in this SAI discussing such securities including Futures Contracts; Put and Call Options and Options and Futures Relating to Foreign Currencies.

3

Futures Contracts. The Funds may enter into futures contracts. Futures contracts are standardized, exchange-traded contracts that require delivery of the underlying financial instrument (such as a bond, currency or stock index) at a specified price, on a specified future date. The buyer of the futures contract agrees to buy the underlying financial instruments from the seller at a fixed purchase price upon the expiration of the contract. The seller of the futures contract agrees to sell the underlying financial instrument to the buyer at expiration at the fixed sales price. In most cases, delivery never takes place. Instead, both the buyer and the seller, acting independently of each other, usually liquidate their positions before the contract expires; the buyer sells futures and the seller buys futures.

The value of a futures contract tends to increase and decrease in tandem with the value of its underlying instrument. Therefore, purchasing futures contracts will tend to increase a Fund’s exposure to positive and negative price fluctuations in the underlying instrument, much as if it had purchased the underlying instrument directly. When a Fund sells a futures contract, by contrast, the value of its futures position will tend to move in a direction contrary to the market. Selling futures contracts, therefore, will tend to offset both positive and negative market price changes, much as if the underlying instrument had been sold.

Futures may be used for hedging (i.e., to protect against adverse future price movements in a Fund’s portfolio securities, or in securities a Fund intends to purchase). For example, if the portfolio manager thinks that the stock market might decline, the portfolio manager could sell stock index futures to safeguard a Fund’s portfolio. If the market declines as anticipated, the value of stocks in a Fund’s portfolio would decrease, but the value of a Fund’s futures contracts would increase. The Funds may also use futures contracts to speculate on the market. For example, the portfolio manager might buy stock index futures on the expectation that the value of a particular index will rise, even though the stocks comprising the index are unrelated to stocks held or intended to be purchased by a Fund. Using futures for speculation, however, involves significant risk since futures contracts are highly leveraged instruments. When a portfolio manager enters into a futures contract, the manager needs to put up only a small fraction of the value of the underlying contract as collateral, yet gains or losses will be based on the full value of the contract.

The use of futures contracts would expose the Funds to additional investment risks and transaction costs. Risks include: the risk that securities prices will not move in the direction that the Adviser anticipates; an imperfect correlation between the price of the futures contract and movements in the prices of any securities being hedged; the possible absence of a liquid secondary market for any particular futures contract and possible exchange-imposed price fluctuation limits; and leverage risk, which is the risk that adverse price movements in a futures contract can result in a loss substantially greater than a Fund’s initial investment in that contract. A relatively small price movement in a futures contract may result in an immediate and substantial loss (or gain) to the Fund.

Futures Margin Payments. The purchaser or seller of a futures contract is not required to deliver or pay for the underlying instrument unless the contract is held until the delivery date. However, both the purchaser and seller are required to deposit “initial margin” with a futures broker, known as a futures commission merchant (FCM), when the contract (or written options thereon) is entered into. Initial margin deposits are typically equal to a percentage of the contract’s value. If the value of either party’s position declines, that party will be required to make additional “variation margin” payments to settle the change in value on a daily basis. The party that has a gain may be entitled to receive all or a portion of this amount. Initial and variation margin payments do not constitute purchasing securities on margin for purposes of the investment limitations of the Funds. In the event of the bankruptcy of an FCM that holds margin on behalf of a Fund, the Fund may be entitled to a return of the margin owed only in proportion to the amount received by the FCM’s other customers, potentially resulting in losses to the respective Fund. Because of the low margin deposits required, futures trading involves an extremely high degree of leverage. As a result, a relatively small price movement in a futures contract may result in a substantial loss (or gain), to an investor.

4

Options and Futures Relating to Foreign Currencies. The Funds may engage in options and futures transactions related to foreign currencies. Currency futures contracts are similar to forward currency exchange contracts, except that they are traded on exchanges (and have margin requirements) and are standardized as to contract size and delivery date. Most currency futures contracts call for payment or delivery in U.S. dollars. The underlying instrument of a currency option may be a foreign currency, which generally is purchased or delivered in exchange for U.S. dollars, or may be a futures contract. The purchaser of a currency call obtains the right to purchase the underlying currency. The purchaser of a currency put obtains the right to sell the underlying currency.

The uses and risks of currency options and futures are similar to options and futures relating to securities or indices, as discussed above. The Funds may purchase and sell currency futures and may purchase and write currency options to increase or decrease exposure to different foreign currencies. The Funds may also purchase and write currency options in conjunction with each other or with currency futures or forward contracts. Currency futures and options values can be expected to correlate with exchange rates, but may not reflect other factors that affect the value of the Funds’ investments. A currency hedge, for example, should protect a yen-denominated security from a decline in the yen, but will not protect the Funds against a price decline resulting from deterioration in the issuer’s creditworthiness. Because the value of the Funds’ foreign-denominated investments changes in response to many factors other than exchange rates, it may not be possible to match the amount of currency options and futures to the value of the Funds’ investments exactly over time.

Asset Coverage for Futures and Options Positions. The Funds will comply with guidelines established by the Securities and Exchange Commission (the “SEC”) with respect to coverage of options and futures strategies by mutual funds, and, if the guidelines so require, will set aside appropriate liquid assets in a segregated custodial account in the amount prescribed. Securities held in a segregated account cannot be sold while the futures or options strategy is outstanding, unless they are replaced with other suitable assets. As a result, there is a possibility that segregation of a large percentage of the Funds’ assets could impede portfolio management or the Funds’ ability to meet redemption requests or other current obligations.

Limitations on Futures and Commodity Options Transactions. The Funds have each filed a notice of eligibility for exclusion from the definition of the term “commodity pool operator” with the National Futures Association and are therefore not subject to registration or regulation as a pool operator under the Commodity Exchange Act. The Funds intend to comply with Section 4.5 of the regulations under the Commodity Exchange Act.

The Funds’ investments in futures contracts, commodity options and swaps, and the Funds’ policies regarding futures contracts, options and swaps discussed elsewhere in this SAI may be changed as regulatory agencies permit. With respect to positions in commodity futures, commodity options contracts or swaps which do not come within the meaning and intent of bona fide hedging in the Commodity Futures Trading Commission (“CFTC”) rules, the aggregate initial margin and premiums required to establish such positions will not exceed 5% of the liquidation value of the qualifying entity’s portfolio, after taking into account unrealized profits and unrealized losses on any such contracts it has entered into; and, provided further, that in the case of an option that is in-the-money at the time of purchase, the in-the-money amount as defined by CFTC Rule 190.01(x) may be excluded in computing such 5%.

The aggregate net notional value of commodity futures, commodity options contracts or swap positions not used solely for bona fide hedging within the meaning of the applicable CFTC Rules and determined at the time the most recent position was established, does not exceed 100% of the liquidation value of the pool’s portfolio, after taking into account unrealized profits and unrealized losses on any such positions the Funds have entered into.

5

On February 8, 2012, the CFTC adopted certain regulatory changes that will subject a mutual fund to regulation by the CFTC if the fund invests more than a prescribed level of its liquidation value in futures and certain other instruments, or if the fund markets itself as providing investment exposure to such instruments. As a result, the Funds may be subject to CFTC registration requirements, and a Fund’s disclosure and operations would need to comply with all applicable regulations governing commodity pools. The Funds’ Adviser may also be subject to 8 CFTC regulation if a Fund is deemed to be a commodity pool. If the CFTC or other regulatory authorities adopt different (including less stringent) or additional restrictions in the future that are applicable to the Funds, the Funds would seek to comply with such new restrictions.

Put and Call Options. The Funds may purchase and write put and call options. Such options may relate to particular securities, indices or futures contracts, may or may not be listed on a domestic or non-U.S. securities exchange and may or may not be issued by the Options Clearing Corporation. A put option gives the purchaser the right to sell a security or other instrument to the writer of the option at a stated price during the term of the option. A call option gives the purchaser the right to purchase a security or other instrument from the writer of the option at a stated price during the term of the option. The Funds may use put and call options for a variety of purposes. For example, if the portfolio manager wishes to hedge a security owned by a Fund against a decline in price, the portfolio manager may purchase a put option on the underlying security; i.e., purchase the right to sell the security to a third party at a stated price. If the underlying security then declines in price, the portfolio manager can exercise the put option, thus limiting the amount of loss resulting from the decline in price. Similarly, if the portfolio manager intends to purchase a security at some date in the future, the portfolio manager may purchase a call option on the security today in order to hedge against an increase in its price before the intended purchase date. Put and call options also can be used for speculative purposes for the Funds. For example, if a portfolio manager believes that the price of stocks generally is going to rise, the manager may purchase a call option on a stock index, the components of which are unrelated to the stocks held or intended to be purchased.

Purchasing Put and Call Options. The Funds may purchase put and call options. By purchasing a put option, a Fund obtains the right (but not the obligation) to sell the option’s underlying instrument at a fixed strike price. In return for this right, the Fund pays the current market price for the option (known as the option premium). Options have various types of underlying instruments, including specific securities, indexes of securities prices and futures contracts. A Fund may terminate its position in a put option it has purchased by allowing it to expire, by exercising the option or if able, by selling the option. If the option is allowed to expire, the Fund will lose the entire premium it paid. If the Fund exercises the option, it completes the sale of the underlying instrument at the strike price. A Fund may also terminate a put option position by closing it out in the secondary market at its current price, if a liquid secondary market exists.

The buyer of a typical put option can expect to realize a gain if a security’s price falls substantially. However, if the underlying instrument’s price does not fall enough to offset the cost of purchasing the option, a put buyer can expect to suffer a loss (limited to the amount of the premium paid, plus related transaction costs).

The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right to purchase, rather than sell, the underlying instrument at the option’s strike price. A call buyer typically attempts to participate in potential price increases of the underlying instrument with risk limited to the cost of the option if the security’s price falls. At the same time, the buyer can expect to suffer a loss if the security’s price does not rise sufficiently to offset the cost of the option.

6

Each Fund will not invest more than 10% of the value of its net assets in purchased options.

Writing Put and Call Options. The Funds may write (i.e., sell) put and call options. When a Fund writes a put option, it takes the opposite side of the transaction from the option’s purchaser. In return for receipt of the premium, the Fund assumes the obligation to pay the strike price for the option’s underlying instrument if the other party to the option chooses to exercise it. When writing an option on a futures contract the Fund would be required to make margin payments to an FCM as described above for futures contracts. The Fund may seek to terminate its position in put options it writes before exercise by closing out the option in the secondary market at its current price. If the secondary market is not liquid for put options the Fund has written, however, the Fund must continue to be prepared to pay the strike price while the option is outstanding, regardless of price changes, and must continue to set aside assets to cover its position. If the underlying security’s price rises, however, a put writer would generally expect to profit, although its gain would be limited to the amount of the premium it received.

If the security’s price remains the same over time, it is likely that the put writer will also profit, because it should be able to close out the option at a lower price. If the security’s price falls, the put writer would expect to suffer a loss. This loss should be less than the loss from purchasing the underlying instrument directly, however, because the premium received for writing the option should mitigate the effects of the decline.

Writing a call option obligates a Fund to sell or deliver the option’s underlying instrument, in return for the strike price, upon exercise of the option. The characteristics of writing call options are similar to those of writing put options, except that writing calls generally is a profitable strategy if prices remain the same or fall. Through receipt of the option premium, a call writer mitigates the effects of a price decline. At the same time, because a call writer must be prepared to deliver the underlying instrument in return for the strike price, even if its current value is greater, a call writer gives up some ability to participate in the security’s price increase.

The Funds will write only “covered” put and call options.

A call option written by a Fund is “covered” if the Fund: (a) owns the underlying security covered by the call or has an absolute and immediate right to acquire that security without additional cash consideration upon conversion or exchange of other securities held in its portfolio; or (b) meets the asset coverage requirements described under “Asset Coverage for Futures and Options Positions” above.

A put option written by a Fund is “covered” if the Fund: (a) holds a put on the same security having the same principal amount as the put option it has written and the exercise price of the put held is equal to or greater than the exercise price of the put written; or (b) meets the asset coverage requirements described under “Asset Coverage for Futures and Options Positions” above.

If options are “covered” by the Fund meeting the asset coverage requirements, the Fund’s economic exposure is not limited as it would be if the options are “covered” as described in paragraphs (a) above.

OTC Options. The Funds may engage in OTC options transactions. Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size, and strike price, the terms of OTC options (options not traded on exchanges) generally are established through negotiation with the other party to the option contract. While this type of arrangement allows a Fund greater flexibility to tailor options to its needs, OTC options generally involve greater credit and default risk than exchange-traded options, which are guaranteed by the clearing organization of the exchanges where they are traded.

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Additional Risks of Options and Futures Contracts.

Market Risk. Market risk is the risk that the value of the underlying assets may go up or down. Adverse movements in the value of an underlying asset can expose the Fund to losses. Market risk is the primary risk associated with derivative transactions, such as futures and options. Derivative instruments may include elements of leverage and, accordingly, fluctuations in the value of the derivative instrument in relation to the underlying asset may be magnified. The successful use of futures and options depends upon a variety of factors, particularly the portfolio manager’s ability to predict movements of the securities, currencies and commodities markets, which may require different skills than predicting changes in the prices of individual securities. There can be no assurance that any particular strategy adopted will succeed.

Credit Risk. Credit risk is the risk that a loss may be sustained as a result of the failure of a counterparty to comply with the terms of a derivative instrument. The counterparty risk for exchange-traded derivatives is generally less than for privately-negotiated or OTC derivatives, since generally a clearing agency, which is the issuer or counterparty to each exchange-traded instrument, provides a guarantee of performance. For privately-negotiated instruments, there is no similar clearing agency guarantee. In all transactions, the Fund will bear the risk that the counterparty will default, and this could result in a loss of the expected benefit of the derivative transactions and possibly other losses to the Fund.

Lack of Correlation of Price Changes. Because there are a limited number of types of exchange-traded options and futures contracts, it is likely that the standardized contracts available will not match a Fund’s current or anticipated investments exactly. The Funds may invest in options and futures contracts based on securities with different issuers, maturities, or other characteristics from the securities in which they typically invest, which involve a risk that the respective Fund’s options or futures positions will not track the performance of the Fund’s other investments.

Options and futures prices can also diverge from the prices of their underlying instruments, even if the underlying instruments match the Fund’s investments well. Options and futures prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect a security’s price the same way. Imperfect correlation may also result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options, futures and securities are traded, or from imposition of daily price fluctuation limits or trading halts. The Funds may purchase or sell options and futures contracts with a greater or lesser value than the securities they wish to hedge or intend to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases. If price changes in a Fund’s options or futures positions are poorly correlated with other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments.

Liquidity of Options and Futures Contracts. There is no assurance that a liquid secondary market will exist for any particular option or futures contract at any particular time. Options may have relatively low trading volume and liquidity if their strike prices are not close to the underlying instrument’s current price. In addition, exchanges may establish daily price fluctuation limits for options and futures contracts, and may halt trading if a contract’s price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached or a trading halt is imposed, it may be impossible for the respective Fund to enter into new positions or close out existing positions. In addition, if unable to close a future position, in the event of adverse price movements, a Fund would be required to make daily cash payments in order to maintain its required margin. In such situation, if a Fund has insufficient cash, it may have to sell other portfolio securities at an inopportune time to meet daily margin requirements. If the secondary market for a contract is not liquid because of price fluctuation limits or otherwise, it could prevent prompt liquidation of unfavorable positions, and potentially could require the applicable Fund to continue to hold a position until delivery or expiration regardless of changes in its value. As a result, the Fund’s access to other assets held to cover options or futures positions could also be impaired.

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Early Stage Companies. The Funds may invest in early stage companies. Note that investing in early stage companies is a principal strategy of the World Innovators Fund. Early stage companies may never obtain necessary financing, may rely on untested business plans, may not be successful in developing markets for their products or services, and may remain an insignificant part of their industry, and as such may never be profitable. Stocks of early stage companies may be illiquid, privately traded, and more volatile and speculative than the securities of larger companies.

Exchange-Traded Funds (“ETFs”). The Funds may also invest in ETFs. Note that investing in ETFs is a principal strategy of the Seven Canyons Strategic Income Fund. ETFs are investment companies, the shares of which are bought and sold on a securities exchange. The securities of an ETF are redeemable only in larger aggregation of a specified number of shares and generally on an in-kind basis. Generally, certain ETFs may represent a portfolio of securities designed to track the composition and/or performance of specific indexes or portfolio of specific indexes, while other ETFs may be actively managed that do not track an index (generally referred to as actively-managed ETFs). The market prices of ETF investments will fluctuate in accordance with both changes in the underlying portfolio securities of the investment company and also due to supply and demand of the investment company’s shares on the exchange upon which its shares are traded. The market price of an ETF may trade at a premium or discount to its net asset value. Index-based investments may not replicate or otherwise match the composition or performance of their specified index due to transaction costs, among other things. Examples of ETFs include: SPDRs®, Select Sector SPDRs®, DIAMONDSSM, NASDAQ 100 Shares and iShares.

There are many reasons why a Fund would purchase an ETF. For example, a Fund could purchase an ETF to temporarily gain exposure to a portion of the U.S. market or a foreign market while awaiting an opportunity to purchase securities directly. The risks of owning an ETF generally reflect the risks of owning the underlying securities in which the ETF invests and the investment strategies of the ETF. However, lack of liquidity in an ETF could result in it being more volatile than the underlying portfolio of securities. In addition, ETFs have operating expenses, including management fees that increase their costs versus the costs of owning the underlying securities directly. As the shares of the ETFs trade on an exchange, they are subject to the risks of any exchange-listed security, including: (i) an active market for its shares may not develop or be maintained, (ii) market makers or authorized participants may decide to reduce their role or step away from these activities in times of stress, (iii) trading of its shares may be halted by the exchange, and (iv) its shares may be delisted from the exchange. The Funds may purchase ETFs to the extent permitted by the 1940 Act, rules thereunder or as described below, to the extent permitted by exemptive orders granted to the various ETFs by the SEC. (See also the description of “Securities of Other Investment Companies”).

Foreign Currency Transactions. The Funds may hold foreign currency deposits from time to time and may convert dollars and foreign currencies in the foreign exchange markets primarily for the purpose of effecting foreign securities transactions. Because each foreign security transaction involves a foreign currency transaction, if investments in foreign securities are a principal investment strategy of a Fund, then foreign currency transactions will likewise be a principal strategy of the Fund. Currency conversion may involve dealer spreads and other costs, although commissions usually are not charged. Additionally, certain countries may utilize formal or informal currency-exchange controls or “capital controls.” Capital controls may impose restrictions on a Fund’s ability to repatriate investments or income. Such capital controls can also have a significant effect on the value of a Fund’s holdings. Currencies may be exchanged on a spot (i.e., cash) basis, or by entering into forward contracts to purchase or sell foreign currencies at a future date and price. Forward contracts generally are traded on an interbank market conducted directly between currency traders (usually large commercial banks) and their customers. The parties to a forward contract may agree to offset or terminate the contract before its maturity, or may hold the contract to maturity and complete the contemplated currency exchange.

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The Funds may use currency forward contracts to manage currency risks and to facilitate transactions in foreign securities. The following discussion summarizes the principal currency management strategies involving forward contracts that could be used by the Funds.

In connection with purchases and sales of securities denominated in foreign currencies, the Funds may enter into currency forward contracts to fix a definite price for the purchase or sale in advance of the trade’s settlement date. This technique is sometimes referred to as a “settlement hedge” or “transaction hedge.” The Adviser with respect to the Funds expect to enter into settlement hedges in the normal course of managing the respective Fund’s foreign investments. The Funds could also enter into forward contracts to purchase or sell a foreign currency in anticipation of future purchases or sales of securities denominated in foreign currency, even if the specific investments have not yet been selected by the Adviser.

The Funds may also use forward contracts to hedge against a decline in the value of existing investments denominated in a foreign currency. For example, if the Funds owned securities denominated in pounds sterling, they could enter into a forward contract to sell pounds sterling in return for U.S. dollars to hedge against possible declines in the pound’s value. Such a hedge, sometimes referred to as a “position hedge,” would tend to offset both positive and negative currency fluctuations but would not offset changes in security values caused by other factors. The Funds could also hedge the position by selling another currency expected to perform similarly to the pound sterling—for example, by entering into a forward contract to sell European Currency Units in return for U.S. dollars. This type of hedge, sometimes referred to as a “proxy hedge,” could offer advantages in terms of cost, yield, or efficiency, but generally would not hedge currency exposure as effectively as a simple hedge into U.S. dollars. Proxy hedges may result in losses if the currency used to hedge does not perform similarly to the currency in which the hedged securities are denominated.

SEC guidelines require mutual funds to set aside appropriate liquid assets in a segregated custodial account to cover forward currency contracts.

Successful use of forward currency contracts will depend on the Adviser’s skill in analyzing and predicting currency values. Forward contracts may substantially change the respective Fund’s investment exposure to changes in currency exchange rates, and could result in losses to the Fund if currencies do not perform as the Adviser anticipates. For example, if a currency’s value rose at a time when the Adviser had hedged the Funds by selling that currency in exchange for U.S. dollars, the Funds would be unable to participate in the currency’s appreciation. If the Adviser hedges currency exposure through proxy hedges, the Funds could realize currency losses from the hedge and the security position at the same time if the two currencies do not move in tandem. Similarly, if the Adviser increases the applicable Fund’s exposure to a foreign currency, and that currency’s value declines, the Funds will realize a loss. There is no assurance that the Adviser’s use of forward currency contracts will be advantageous to the Funds or that it will hedge at an appropriate time. The policies related to foreign currency transactions described in this section are non-fundamental policies of the Funds.

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Foreign Securities. Investing in foreign securities (whether issued by foreign companies directly or through sponsored or un-sponsored American Depositary Receipts or Global Depositary Receipts) is a principal strategy of the Strategic Income Fund and the World Innovators Fund, and investing in foreign securities may therefore be considered a principal risk of these Funds. Under normal market conditions, the World Innovators Fund’s assets (at least 40% or if the market conditions are not favorable, 30%) are expected to be invested outside of the United States. Under normal market conditions, the Adviser expects a significant portion of the World Innovators Fund’s assets will be invested in securities of companies that have significant non-U.S. economic risk exposure. The Adviser will consider a company to have significant non-U.S. economic risk exposure if, at the time of purchase, it has at least 50% of its assets outside the U.S., or if at least 50% of its revenues or profits are from goods produced or sold, investments made, or services performed outside the U.S. The Strategic Income Fund may invest in securities issued by foreign companies without limitation. Securities issued by foreign companies incorporated outside of the United States, but whose securities are publicly traded in the United States, directly or through sponsored and unsponsored American Depositary Receipts or Global Depositary Receipts are not defined as “Foreign Companies” and are not, therefore, subject to limitations on investments in foreign securities, if applicable. Investments in foreign countries involve certain risks which are not typically associated with U.S. investments.

Additional Risks of Foreign Securities.

Foreign Securities Markets. Trading volume on foreign country and, in particular, emerging and frontier market stock exchanges is substantially less than that on the New York Stock Exchange (“NYSE”). Further, securities of some foreign and, in particular, emerging and frontier market companies are less liquid and more volatile than securities of comparable U.S. companies. Fixed commissions on foreign exchanges are generally higher than negotiated commissions on U.S. exchanges. The Funds endeavor to achieve the most favorable net results on their portfolio transactions and may be able to purchase securities on other stock exchanges where commissions are negotiable. Foreign stock exchanges, brokers, custodians and listed companies may be subject to less government supervision and regulation than in the United States. The customary settlement time for foreign securities may be longer than the customary three day settlement time for U.S. securities.

Companies in foreign countries are not generally subject to the same accounting, auditing and financial reporting standards, practices and disclosure requirements comparable to those applicable to U.S. companies. Consequently, there may be less publicly available information about a foreign company than about a U.S. company. Certain markets may require payment for securities before delivery and delays may be encountered in settling securities transactions. In some foreign markets, there may not be protection against failure by other parties to complete transactions. There may be limited legal recourse against an issuer in the event of a default on a debt instrument.

Currency Risk. The value of the assets of a Fund, as measured in U.S. dollars may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations. A change in the value of any foreign currency relative to the U.S. dollar may cause a corresponding change in the dollar value of a Fund’s assets that are denominated or traded in that country. In addition, a Fund may incur costs in connection with conversion between various currencies. Additionally, certain countries may utilize formal or informal currency-exchange controls or “capital controls.” Capital controls may impose restrictions on a Fund’s ability to repatriate investments or income. Such capital controls can also have a significant effect on the value of a Fund’s holdings.

Political and Economic Risk. Foreign investments may be subject to heightened political and economic risks, particularly in underdeveloped or developing countries which may have relatively unstable governments and economies based on only a few industries. In some countries, there is the risk that the government could seize or nationalize companies, could impose additional withholding taxes on dividends or interest income payable on securities, could impose exchange controls or adopt other restrictions that could affect a Fund’s investments.

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Regulatory Risk. Foreign companies not publicly traded in the U.S. are not subject to the regulatory requirements of U.S. companies. There may be less publicly available information about such companies. Foreign companies are not subject to accounting, auditing and financial reporting standards and requirements comparable to those applicable to U.S. companies.

Foreign Tax Risk. The Funds’ income from foreign issuers may be subject to non-U.S. withholding taxes. The Funds may also be subject to taxes on trading profits or on transfers of securities in some countries. To the extent foreign income taxes are paid by the Funds, shareholders may be entitled to a credit or deduction for U.S. tax purposes.

Transaction Costs. Transaction costs of buying and selling foreign securities, including brokerage, tax and custody charges, are generally higher than those of domestic transactions.

Emerging and Frontier Markets. The Funds may invest in securities issued by companies domiciled or economically tied to countries with emerging and frontier markets. Investing in securities of issuers domiciled in emerging or frontier markets entail greater risks than investing in securities of issuers domiciled in countries with more mature securities markets. These risks may include (i) less social, political and economic stability; (ii) small current size of markets for such securities and low or nonexistent trading volume, which result in lack of liquidity and greater price volatility; (iii) certain national policies which may restrict the Funds’ investment opportunities, including restrictions on investments in issuers or industries deemed sensitive to national interests; (iv) foreign taxation; (v) inaccurate, incomplete or misleading financial information of companies in which the Funds invest; and (vi) the absence of developed structures governing private or foreign investment or allowing for judicial redress for injury to private property.

Many emerging and frontier market countries suffer from uncertainty and corruption in their legal frameworks. Legislation may be difficult to interpret and laws may be too new to provide any precedential value. Laws regarding foreign investment and private property may be weak or non-existent. Sudden changes in governments may result in policies which are less favorable to investors, such as policies designed to expropriate or nationalize “sovereign” assets. Certain emerging and frontier market countries in the past have expropriated large amounts of private property, in many cases with little or no compensation, and there can be no assurance that such expropriation will not occur in the future.

Many developing countries in which the Funds may invest lack the social, political and economic stability characteristics of the U.S. Political instability in these developing countries can be common and may be caused by an uneven distribution of wealth, social unrest, labor strikes, civil wars and religious oppression. Economic instability in market countries may take the form of (i) high interest rates; (ii) high levels of inflation, including hyperinflation; (iii) high levels of unemployment or underemployment; (iv) changes in government economic and tax policies, including confiscatory taxation; and (v) imposition of trade barriers.

Currencies of emerging and frontier market countries are subject to significantly greater risks than currencies of developed countries. Many of these developing countries have experienced steady declines or even sudden devaluations of their currencies relative to the U.S. dollar. Some emerging and frontier market currencies may not be internationally traded or may be subject to strict controls by local governments, resulting in undervalued or overvalued currencies. Some emerging market countries have experienced balance of payment deficits and shortages in foreign exchange reserves. Governments have responded by restricting currency conversions. Future restrictive exchange controls could prevent or restrict a company’s ability to make dividend or interest payments in the original currency of the obligation (usually U.S. dollars). In addition, even though the currencies of some of these developing countries may be convertible into U.S. dollars, the conversion rates may be artificial to their actual market values. Additionally, certain countries may utilize formal or informal currency-exchange controls or “capital controls.” Capital controls may impose restrictions on a Fund’s ability to repatriate investments or income. Such capital controls can also have a significant effect on the value of a Fund’s holdings.

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In the past, governments within developing countries have become overly reliant on the international capital markets and other forms of foreign credit to finance large public spending programs which cause huge budget deficits. Often, interest payments have become too overwhelming for the governments to meet, representing a large percentage of total gross domestic product. These foreign obligations have become the subject of political debate and served as fuel for political parties of the opposition, which pressure the government not to make payments to foreign creditors, but instead to use these funds for social programs. Either due to an inability to pay or submission to political pressure, foreign governments have been forced to seek a restructuring of their loan and/or bond obligations, have declared a temporary suspension of interest payments or have defaulted. These events have adversely affected the values of securities issued by foreign governments and corporations domiciled in emerging market countries and have negatively affected not only their cost of borrowing, but their ability to borrow in the future.

Stock exchanges in developing markets have in the past experienced substantial fluctuations in the prices of their listed securities. They have also experienced problems such as temporary exchange closures, broker defaults, settlement delays and broker strikes that, if they occur again, could affect the market price and liquidity of the securities in which certain Funds invest. In addition, the governing bodies of certain stock exchanges have from time to time imposed restrictions on trading in certain securities, limitations on price movements and margin requirements. Disputes have also occurred from time to time among listed companies, the stock exchanges and other regulatory bodies, and in some cases those disputes have had a negative effect on overall market sentiment. There have been delays and errors in share allotments relating to initial public offerings, which in turn affect overall market sentiment and lead to fluctuations in the market prices of the securities of those companies and others in which certain Funds may invest.

Small emerging and frontier countries generally have smaller economies or less developed capital markets than traditional emerging market countries, and as a result, the risks of investing in emerging markets described above are magnified for small emerging market and frontier countries.

Share Blocking. In addition, investing in emerging and frontier markets includes the risk of share blocking. Share blocking refers to a practice, in certain foreign markets, where voting rights related to an issuer’s securities are predicated on these securities being blocked from trading at the custodian or sub-custodian level, for a period of time around a shareholder meeting. These restrictions have the effect of prohibiting securities to potentially be voted (or having been voted), from trading within a specified number of days before, and in certain instances, after the shareholder meeting.

Share blocking may prevent the Funds from buying or selling securities for a period of time. During the time that shares are blocked, trades in such securities will not settle. The specific practices may vary by market and the blocking period can last from a day to several weeks, typically terminating on a date established at the discretion of the issuer. Once blocked, the only manner in which to remove the block would be to withdraw a previously cast vote, or to abstain from voting altogether. The process for having a blocking restriction lifted can be very difficult, with the particular requirements varying widely by country. In certain countries, the block cannot be removed at all.

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Share blocking may present operational challenges for the Funds, including the effect that an imposed block would have on pending trades. Pending trades may be caused to fail and could potentially remain unsettled for an extended period of time. Fails may also expose the transfer agent and the Fund to “buy in” situations, where, if unable to deliver shares after a certain period of time, a counterparty has the right to go to market, purchase a security at the current market price and have any additional expense borne by the Fund or the transfer agent.

Illiquid Securities. Under SEC rules, an investment in a security is generally deemed to be “illiquid” if it cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which such security is valued by the Funds.

The Board has authorized the Adviser to make liquidity determinations with respect to certain securities, including securities issued in reliance upon Rule 144A under the Securities Act of 1933, as amended (the “1933 Act”) (“Rule 144A Securities”). A foreign security that may be freely traded on or through the facilities of an offshore exchange or other established offshore securities market is not deemed to be an illiquid security.

Each Fund may invest up to 15% of its net assets in illiquid securities including “restricted” securities and private placements for which there is no public market value.

Securities in which a Fund may invest include securities issued by corporations without registration under the 1933 Act, such as securities issued in reliance on the so-called “private placement” exemption from registration which is afforded by Section 4(2) of the 1933 Act (“Section 4(2) securities”). Section 4(2) securities are restricted as to disposition under the Federal securities laws, and generally are sold to institutional investors such as the Funds who agree that they are purchasing the securities for investment and not with a view to public distribution. Any resale must also generally be made in an exempt transaction. Section 4(2) securities are normally resold to other institutional investors through or with the assistance of the issuer or investment dealers who make a market in such Section 4(2) securities, thus providing liquidity. Any such restricted securities will be considered to be illiquid for purposes of the Fund’s limitations on investments in illiquid securities unless, pursuant to procedures adopted by the Board, the Adviser has determined such securities to be liquid because such securities are eligible for resale under Rule 144A under the 1933 Act and are readily saleable.

The fair value of these securities will be determined by the Pricing Committee of the Adviser with oversight by the Board of Trustees in accordance with Board-approved Pricing Policies and Procedures. Given the inherent uncertainties of estimating fair market value, there can be no assurance that the value placed on a security will be appropriate in terms of how the security may be ultimately valued on the public market. These securities may never be publicly traded and the Funds may not be able to easily liquidate positions in these securities.

If illiquid securities exceed 15% of a Fund’s net assets after the time of purchase, the Fund will take steps to reduce, in an orderly fashion, its holdings of illiquid securities. Because illiquid securities may not be readily marketable, the Adviser may not be able to dispose of them in a timely manner. As a result, the Fund may be forced to hold illiquid securities while their prices depreciate. Depreciation in the prices of illiquid securities may cause the net asset value of a Fund to decline.

Lending of Portfolio Securities. Consistent with applicable regulatory requirements, the Funds may lend their portfolio securities to brokers, dealers and financial institutions, provided that outstanding loans do not exceed in the aggregate 33 1/3% of the value of a Fund’s total assets and provided that such loans are callable at any time by a Fund and are at all times secured by cash or equivalent collateral that is at least equal to the market value, determined daily, of the loaned securities. The advantage of such loans is that a Fund continues to receive interest and dividends from the loaned securities, while at the same time earning interest either directly from the borrower or on the collateral which will be invested in short-term obligations. It is not a principal strategy of any Fund to lend its portfolio securities.

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A loan may be terminated by the borrower on one business day’s notice or by a Fund at any time. If the borrower fails to maintain the requisite amount of collateral, the loan automatically terminates, and the Fund could use the collateral to replace the securities while holding the borrower liable for any excess of replacement cost over collateral. As with any extensions of credit, there are risks of delay in recovery and in some cases loss of rights in the collateral should the borrower of the securities fail financially. However, these loans of portfolio securities will only be made to firms determined to be creditworthy pursuant to procedures approved by the Board of Trustees. On termination of the loan, the borrower is required to return the securities to the Fund and any gain or loss in the market price during the loan would be borne by the Fund.

Since voting or consent rights which accompany loaned securities pass to the borrower, the Funds will follow the policy of calling the loan, in whole or in part as may be appropriate, to permit the exercise of such rights if the matters involved would have a material effect on a Fund’s investment in the securities which are the subject of the loan. The Funds will pay reasonable finders, administrative and custodial fees in connection with loans of securities or may share the interest earned on collateral with the borrower.

The primary risk in securities lending is default by the borrower as the value of the borrowed security rises, resulting in a deficiency in the collateral posted by the borrower. The Funds seek to minimize this risk by computing the value of the security loaned on a daily basis and requiring additional collateral if necessary.

Money Market Instruments. Each Fund may invest in a variety of money market instruments for pending investments, to meet anticipated redemption requests and/or to retain the flexibility to respond promptly to changes in market, economic or political conditions, when the Adviser takes temporary defensive positions, including when the Adviser is unable to locate attractive investment opportunities, or when the Adviser considers market, economic or political conditions to be unfavorable for profitable investing. Money market instruments include, but are not limited to, the following instruments. Commercial paper represents short-term unsecured promissory notes issued in bearer form by banks or bank holding companies, corporations and finance companies. Issues of commercial paper normally have maturities of less than nine months and fixed rates of return. A Fund may purchase commercial paper consisting of issues rated at the time of purchase by one or more appropriate NRSRO (e.g., S&P’s and Moody’s) in one of the two highest rating categories for short-term debt obligations. The Funds may also invest in commercial paper that is not rated but that is determined by the Adviser to be of comparable quality to instruments that are so rated by an NRSRO that is neither controlling, controlled by, or under common control with the issuer of, or any issuer, guarantor, or provider of credit support for, the instruments. Certificates of deposit are generally negotiable certificates issued against funds deposited in a commercial bank or a savings and loan association for a definite period of time and earning a specified return. Bankers’ acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are “accepted” by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Bankers’ acceptances invested in by a Fund will be those guaranteed by domestic and foreign banks having, at the time of investment, capital, surplus, and undivided profits in excess of $100,000,000 (as of the date of their most recently published financial statements). Fixed time deposits are bank obligations payable at a stated maturity date and bearing interest at a fixed rate. Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties that vary depending upon market conditions and the remaining maturity of the obligation. There are no contractual restrictions on the right to transfer a beneficial interest in a fixed time deposit to a third party, although there is no market for such deposits. Bank notes and bankers’ acceptances rank junior to deposit liabilities of the bank and pari passu with other senior, unsecured obligations of the bank. Bank notes are classified as “other borrowings” on a bank’s balance sheet, while deposit notes and certificates of deposit are classified as deposits. Bank notes are not insured by the Federal Deposit Insurance Corporation (“FDIC”) or any other insurer. Deposit notes are insured by the FDIC only to the extent of $250,000 per depositor per bank. Certificates of deposit and demand and time deposits will be those of domestic banks and savings and loan associations, if (a) at the time of investment the depository institution has capital, surplus, and undivided profits in excess of $100,000,000 (as of the date of its most recently published financial statements), or (b) the principal amount of the instrument is insured in full by the FDIC.

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Mortgage-Related Securities. The Funds may, consistent with their investment objectives and policies, invest in mortgage-related securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities or issued by nongovernmental entities.

Mortgage-related securities, for purposes of the Prospectus and this SAI, represent pools of mortgage loans assembled for sale to investors by various governmental agencies such as the Government National Mortgage Association (“GNMA”) and government-related organizations such as the Federal National Mortgage Association (“FNMA”), as well as by nongovernmental issuers such as commercial banks, savings and loan institutions, mortgage bankers and private mortgage insurance companies. Although certain mortgage-related securities are guaranteed by a third party or otherwise similarly secured, the market value of the security, which may fluctuate, is not so secured. If a Fund purchases a mortgage-related security at a premium, that portion may be lost if there is a decline in the market value of the security whether resulting from changes in interest rates or prepayments in the underlying mortgage collateral. As with other interest-bearing securities, the prices of such securities are inversely affected by changes in interest rates. However, though the value of a mortgage-related security may decline when interest rates rise, the converse is not necessarily true, since in periods of declining interest rates the mortgages underlying the securities are prone to prepayment, thereby shortening the average life of the security and shortening the period of time over which income at the higher rate is received. Conversely, when interest rates are rising, the rate of prepayment tends to decrease, thereby lengthening the average life of the security and lengthening the period of time over which income at the lower rate is received. For these and other reasons, a mortgage-related security’s average maturity may be shortened or lengthened as a result of interest rate fluctuations and, therefore, it is not possible to predict accurately the security’s return to a Fund. In addition, regular payments received in respect of mortgage-related securities include both interest and principal. No assurance can be given as to the return a Fund will receive when these amounts are reinvested.

The Funds may also invest in mortgage-related securities which are collateralized mortgage obligations structured on pools of mortgage pass-through certificates or mortgage loans. Mortgage-related securities will be purchased only if rated in the three highest bond rating categories assigned by one or more appropriate NRSROs, or, if unrated, which the Adviser deems to be of comparable quality.

There are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities that they issue. Mortgage-related securities issued by the GNMA include GNMA Mortgage Pass-Through Certificates (also known as “Ginnie Maes”) which are guaranteed as to the timely payment of principal and interest by GNMA and such guarantee is backed by the full faith and credit of the United States. GNMA is a wholly-owned U.S. Government corporation within the Department of Housing and Urban Development. GNMA certificates also are supported by the authority of GNMA to borrow funds from the U.S. Treasury to make payments under its guarantee. Mortgage-related securities issued by the FNMA include FNMA Guaranteed Mortgage Pass-Through Certificates (also known as “Fannie Maes”) which are solely the obligations of the FNMA and are not backed by or entitled to the full faith and credit of the United States. FNMA is a government-sponsored organization owned entirely by private stockholders. Fannie Maes are guaranteed as to timely payment of the principal and interest by FNMA. Mortgage-related securities issued by the Federal Home Loan Mortgage Corporation (“FHLMC”) include FHLMC Mortgage Participation Certificates (also known as “Freddie Macs” or “PCs”). FHLMC is a corporate instrumentality of the United States, created pursuant to an Act of Congress, which is owned entirely by Federal Home Loan Banks. Freddie Macs are not guaranteed by the United States or by any Federal Home Loan Banks and do not constitute a debt or obligation of the United States or of any Federal Home Loan Bank. Freddie Macs entitle the holder to timely payment of interest, which is guaranteed by FHLMC. FHLMC guarantees either ultimate collection or timely payment of all principal payments on the underlying mortgage loans. When FHLMC does not guarantee timely payment of principal, FHLMC may remit the amount due on account of its guarantee of ultimate payment of principal at any time after default on an underlying mortgage, but in no event later than one year after it becomes payable. In September 2008, FNMA and FHLMC were placed into conservatorship overseen by the Federal Housing Finance Agency (“FHFA”). As conservator, FHFA will succeed to the rights, titles, powers and privileges of the company and any stockholder, officer or director of such company with respect to the company and its assets and title to all books, records and assets of the company held by any other custodian or third party. The conservator is then charged with operating the company.

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Municipal Obligations. All Funds may invest in taxable municipal securities or in municipal securities whose interest, in the opinion of the securities’ counsel, is exempt from federal income tax and/or from the federal alternative minimum tax. The Adviser or a Fund does not guarantee that this opinion is correct, and there is no assurance that the Internal Revenue Service (“IRS”) will agree with such counsel’s opinion. In any case, the Funds do not expect to pay exempt-interest dividends (i.e., dividends that are exempt from federal income tax due to tax-exempt status of securities owned by the Funds). To the extent that a Fund invests in municipal securities from a given state or geographic region, its share price and performance could be affected by local, state and regional factors, including erosion of the tax base and changes in the economic climate. National governmental actions, such as the elimination of tax-exempt status, also could affect performance. A Fund may be more sensitive to adverse economic, business or political developments if it invests a substantial portion of its assets in municipal securities financing similar projects. A change that affects one project, such as proposed legislation on the financing of the project, a shortage of the materials needed for the project, or a declining need for the project, may affect similar projects and the overall municipal securities market.

Non-Investment Grade Securities. Investing in non-investment grade securities is a principal strategy for the Strategic Income Fund. The World Innovators Funds may invest up to 10% of its total assets in non-investment grade securities. The Strategic Income Fund may invest without limitation in non-investment grade securities. Such securities include high yield (junk) bonds, convertible bonds, preferred stocks and convertible preferred stocks.

Non-investment grade bonds are debt securities rated Ba or lower by Moody’s or BB or lower by S&P. They generally offer greater returns in the form of higher average yields than investment grade debt securities (rated Baa or higher by Moody’s or BBB or higher by S&P). Non-investment grade debt securities involve greater risks than investment grade debt securities including greater sensitivity to changes in interest rates, the economy, the issuer’s solvency and liquidity in the secondary trading market. See Appendix A for a description of corporate bond ratings.

Yields on non-investment grade debt securities will fluctuate over time. The prices of non-investment grade debt securities have been found to be less sensitive to interest rate changes than investment grade debt securities, but more sensitive to adverse economic changes or individual issuer developments. During an economic downturn or a sustained period of rising interest rates, highly leveraged issuers may experience financial stress which would adversely affect their ability to pay principal and interest obligations, meet projected business goals and to obtain additional financing. If the issuer of a debt security held by a Fund defaulted, the Fund might incur additional expenses seeking to recover the issuer’s defaulted obligation. In addition, periods of economic uncertainty and changes can be expected to result in increased volatility of market prices of non-investment grade debt securities and a Fund’s NAV. Furthermore, the market prices of non-investment grade debt securities structured as zero coupon or payment-in-kind securities are affected to a greater extent by interest rate changes and tend to be more volatile than securities that pay interest periodically and in cash.

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Non-investment grade debt securities present risks based on payment expectations. For example, they may contain redemption or call provisions. If an issuer exercises these provisions in a declining interest rate market, a Fund would have to replace the security with a lower-yielding security, resulting in a decreased return for investors. A high-yielding security’s value will decrease in a rising interest rate market and will result in a corresponding decrease in the value of a Fund’s assets. Unexpected net redemptions may force a Fund to sell securities including, but not limited to, non-investment grade debt securities, without regard to their investment merits, thereby decreasing the asset base upon which a Fund’s expenses can be spread and possibly reducing the rate of return.

To the extent that there is no established secondary market, there may be thin trading of non-investment grade securities, including high yield bonds, convertible bonds, preferred stocks and convertible preferred stocks held by a Fund. This may adversely affect the ability of the Pricing Committee of the Adviser or the Funds’ Board of Trustees to accurately value a Fund’s non-investment grade securities and a Fund’s assets and may also adversely affect a Fund’s ability to dispose of the securities. In the absence of an established secondary market, valuing securities becomes more difficult and judgment plays a greater role in valuation because there is less reliable, objective data available. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the value and liquidity of non-investment grade securities, especially in a thinly traded market. Illiquid or restricted non-investment grade securities purchased by a Fund may involve special registration responsibilities, liabilities and costs, and liquidity and valuation difficulties.

Certain risks are associated with applying ratings as a method for evaluating non-investment grade securities. For example, credit ratings for bonds evaluate the safety of principal and interest payments, not the market value risk of such securities. Credit rating agencies may fail to timely change credit ratings to reflect subsequent events. The Adviser continuously monitors the issuers of non-investment grade debt securities held by a Fund to determine if the issuers will have sufficient cash flow and profits to meet required principal and interest payments and to assure the securities’ liquidity. A Fund may be more dependent upon the Adviser’s own analysis of non-investment grade securities than is the case for investment grade securities. Also, a Fund may retain a portfolio security whose rating has been changed if the security otherwise meets a Fund’s investment criteria.

Credit Risk. Credit risk is the risk that the issuer of a debt security will fail to make payments on the security when due. Securities rated non-investment grade are particularly subject to credit risk. These securities are predominantly speculative and are commonly referred to as “junk bonds.” To the extent a Fund purchases or holds convertible or other non-investment grade securities, a Fund may be exposed to greater risk that the issuer will not repay principal, or pay interest or dividends on such securities in a timely manner.

Ratings published by rating agencies seek to measure credit risk (Rating agencies’ descriptions of non-investment grade securities are contained in Appendix A of this SAI). The lower a bond issue is rated by an agency, the more credit risk it is considered to represent. Lower-rated bonds generally pay higher yields to compensate investors for the greater risk.

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Interest Rate Risk. Interest rate risk is the risk that the value of a fixed-rate debt security will decline due to changes in market interest rates. Even though some interest-bearing securities are investments which offer a stable stream of income at relatively high current yield, the prices of such securities are affected by changes in interest rates and are therefore subject to market price fluctuations. The value of fixed income securities varies inversely with changes in market interest rates. When interest rates rise, the value of a Fund’s fixed income securities, and therefore its net asset value per share, generally will decline. In general, the value of fixed-rate debt securities with longer maturities is more sensitive to changes in market interest rates than the value of such securities with shorter maturities. Thus, if a Fund is invested in fixed income securities with longer weighted average maturities, the net asset value of a Fund should be expected to have greater volatility in periods of changing market interest rates.

Participatory Notes. The Funds may invest in “Participatory Notes,” which are contracts or similar instruments evidencing the indirect ownership of an underlying basket of securities held by banks or other parties, and are used by investors to obtain exposure to an equity investment, including common stocks and warrants, in a local market where direct ownership is not permitted. It is not a principal strategy of any Fund to invest in participatory notes. In countries where direct ownership by a foreign investor is not allowed by local law (e.g., Saudi Arabia), an investor may gain exposure to the market through Participatory Notes, which derives their value from a basket of underlying equity securities. Such instruments are intended to reflect the performance of the underlying equity securities on a one-to-one basis so that investors will not normally gain more in absolute terms than they would have had the invested in the underlying securities directly, and will not normally lose more than they would have lost had they invested in the underlying securities directly.

In addition to otherwise providing access to otherwise closed markets, Participatory Notes can also act as a less expensive alternative to direct investment in markets where foreign ownership is permitted by reducing registration and transaction costs. It should not be assumed that Participatory Notes will lessen the liquidity risks of a Fund.

Participatory Notes are generally structured and sold by a local branch of a bank or broker-dealer that is permitted to purchase equity securities in the local market. Pursuant to the terms of the instrument created, the Fund may tender the instrument for cash payment in an amount that reflects the current market value of the underlying investments, less program expenses, such as trading costs, taxes and duties. The instruments represent unsecured, unsubordinated contractual rights of the issuer. They do not typically confer any right, title or interest in respect to the underlying equity securities or provide rights against the issuer of the underlying securities.

The purchase of Participatory Notes involves risks that are in addition to the risks normally associated with a direct investment in the underlying securities. The Fund is subject to the risk that the issuer of the instrument (i.e., the issuing bank or broker-dealer) is unable or refuses to perform under the terms of the instrument, also known as counter-party risk. While the holder of such instrument is entitled to receive from the issuer any dividends or other distributions paid on the underlying securities, the holder is not entitled to the same rights as an owner of the underlying securities, such as voting rights. Participatory Notes are also not traded on exchanges, are privately issued, and may be illiquid. There can be no assurance that the trading price or value of the instrument will equal the value of the underlying value of the equity securities to which they are linked.

Preferred Stock. The Funds may invest in preferred stock. Preferred stock, unlike common stock, may offer a stated dividend rate payable from the issuer’s earnings. Preferred stock dividends may be cumulative, non-cumulative, participating or auction rate. If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of preferred stocks to decline. Preferred stock may have mandatory sinking fund provisions, as well as call/redemption provisions prior to maturity, a negative feature when interest rates decline. For a description of preferred stock ratings, see Appendix A.

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Real Estate Securities. The Funds may invest in REITs. Note that investing in real estate investment trusts (“REITs”) is a principal investment strategy of the Strategic Income Fund. REITs pool investors’ funds for investment primarily in income producing real estate or real estate loans or interests. A REIT is not taxed on income distributed to shareholders if it complies with several requirements relating to its organization, ownership, assets, and income and a requirement that it distribute to its shareholders at least 95% of its taxable income (other than net capital gains) for each taxable year. While there are many types of REITs, all REITs can generally be classified as Equity REITs, Mortgage REITs and Hybrid REITs. Equity REITs, which invest the majority of their assets directly in real property, derive their income primarily from rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs, which invest the majority of their assets in real estate mortgages, derive their income primarily from interest payments. Hybrid REITs combine the characteristics of both Equity REITs and Mortgage REITs. The Funds will not invest in real estate directly, but only in securities issued by real estate companies. The risks of investing in REITs include declines in the value of real estate, risks related to general and local economic conditions, dependency on management skill, heavy cash flow dependency, possible lack of availability of mortgage funds, overbuilding, extended vacancies of properties, increased competition, increases in property taxes and operating expenses, changes in zoning laws, losses due to costs resulting from the clean-up of environmental problems, liability to third parties for damages resulting from environmental problems, casualty or condemnation losses, limitations on rents, changes in neighborhood values, the appeal of properties to tenants and changes in interest rates.

In addition to these risks, Equity REITs may be affected by changes in the value of the underlying property owned by the trusts, while Mortgage REITs may be affected by the quality of any credit extended. Further, REITs are dependent upon management skills and generally may not be diversified. REITs are also subject to heavy cash flow dependency, defaults by borrowers and self-liquidation. In addition, REITs could possibly fail to qualify for the beneficial tax treatment available to REITs under the Code, or to maintain their exemptions from registration under the 1940 Act. The above factors may also adversely affect a borrower’s or a lessee’s ability to meet its obligations to the REIT. In the event of a default by a borrower or lessee, the REIT may experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting investments.

Under the Tax Cuts and Jobs Act of 2017 (the "2017 Tax Act"), ordinary REIT dividends other than capital gains dividends are generally eligible for a 20% deduction for individuals and other noncorporate taxpayers under new Code Section 199A. Under Proposed Treasury Regulations, the Funds may be eligible to pay "section 199A dividends" with respect to their investments in REITs. An individual or other noncorporate shareholder of a Fund may be eligible to claim the Code Section 199A deduction with respect to section 199A dividends received from the Fund, provided that certain holding period and other requirements are satisfied. See the discussion under "TAXES - Real Estate Investment Trusts", below, for more information.

Repurchase Agreements. All Funds may agree to purchase securities from financial institutions (including clearing firms registered with the SEC that provide comparison, netting and settlement services to their members with respect to repurchase agreement transactions), and the corporate parents or affiliates of such financial institutions or clearing firms, subject to the seller’s agreement to repurchase them at a mutually agreed upon date and price (“repurchase agreements”). Although the underlying securities’ collateral related to a repurchase agreement may bear maturities exceeding one year, the term and settlement for the repurchase agreement security will never be more than one year and normally will be within a shorter period of time (often one business day). Underlying securities’ collateral related to repurchase agreements is held either by the Funds’ custodian or sub-custodian (if any). The seller, under a repurchase agreement, will be required to maintain the value of the securities subject to the agreement in an amount exceeding the repurchase price (including accrued interest). Repurchase agreements may be considered loans to the seller, collateralized by the underlying securities. The risk to a Fund includes the ability of the seller to pay the agreed upon sum on the repurchase date; in the event of default, the repurchase agreement provides that a Fund is entitled to sell the underlying securities’ collateral. If the value of the collateral declines after the agreement is entered into, however, and if the seller defaults under a repurchase agreement when the value of the underlying collateral is less than the repurchase price, a Fund could incur a loss of both principal and interest. The Funds’ custodian monitors the value of the collateral at the time the action is entered into and at all times during the term of the repurchase agreement. This is done in an effort to determine whether the value of the collateral always equals or exceeds the agreed upon repurchase price to be paid to the Fund. If the seller were to be subject to a federal bankruptcy proceeding, the ability of a Fund to liquidate the collateral could be delayed or impaired because of certain provisions of the bankruptcy laws.

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In addition, the Funds may invest in repurchase agreements for pending investments, to meet anticipated redemption requests, to retain the flexibility to respond promptly to changes in market, economic or political conditions, and/or when the Adviser takes temporary defensive positions, and/or when the Adviser is unable to locate attractive investment opportunities or when the Adviser considers market, economic or political conditions to be unfavorable for profitable investing.

Reverse Repurchase Agreements. The Funds may borrow funds by entering into reverse repurchase agreements in accordance with that Fund’s investment restrictions. Pursuant to such agreements, each Fund would sell portfolio securities to financial institutions such as banks and broker-dealers, and agree to repurchase the securities at a mutually agreed-upon date and price. A Fund intends to enter into reverse repurchase agreements only to avoid otherwise selling securities during unfavorable market conditions to meet redemptions. At the time a Fund enters into a reverse repurchase agreement, it will place in a segregated custodial account assets such as U.S. Government securities or other liquid securities consistent with the Fund’s investment restrictions having a value equal to the repurchase price (including accrued interest), and will subsequently continually monitor the account to ensure that such equivalent value is maintained at all times. Reverse repurchase agreements involve the risk that the market value of the securities sold by a Fund may decline below the price at which a Fund is obligated to repurchase the securities. Reverse repurchase agreements are considered to be borrowings by a Fund under the 1940 Act.

Securities of Other Investment Companies. Investing in securities of other investment companies is a principal strategy of the Strategic Income Fund. All Funds may purchase the securities of other investment companies, including foreign and domestic registered and unregistered open-end funds, closed-end funds, unit investment trusts and ETFs if the purchase is in compliance with the 1940 Act, rules thereunder or any exemptive relief in which a Fund may rely. As a shareholder of another investment company, a Fund would bear its pro rata portion of the other investment company’s expenses, including advisory fees. These expenses would be in addition to the expenses the Fund bears directly in connection with its own operations. If a Fund invests in securities of other investment companies, the return on any such investment will be reduced by the operating expenses, including investment advisory and administrative fees, of such investment companies. (Such Fund indirectly absorbs its pro rata share of the other investment companies’ expenses.) However, the Adviser believes that at times the return and liquidity features of these securities may be more beneficial than other types of securities.

Except as described in the following paragraph, the Funds currently intend to limit investments in securities issued by other investment companies so that, as determined immediately after a purchase of such securities is made: (i) not more than 5% of the value of a Fund’s total assets will be invested in the securities of any one investment company; (ii) not more than 10% of the value of its total assets will be invested in the aggregate in securities of investment companies as a group; and (iii) not more than 3% of the outstanding voting stock of any one investment company will be owned by a Fund. These limitations do not apply to investments in investment companies through a master-feeder type arrangement. In addition, to the extent allowed by law or regulation, a Fund may invest its assets in securities of investment companies that are money market funds, including those advised by the Adviser or otherwise affiliated with the Adviser, in excess of the limits discussed above.

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With respect to a Fund’s investments in ETFs, pursuant to certain specific exemptive orders issued by the SEC to several ETFs, and procedures approved by the Board, a Fund may invest in certain ETFs in excess of the limits described above, provided that the Fund has described ETF investments in its Prospectus and otherwise complies with the conditions of the applicable SEC exemptive orders, each as may be amended, and any other applicable investment limitations.

Short Sales. The Funds may make short sales of securities. Note that short sales of securities are a principal investment strategy for the Strategic Income Fund. Short sales are transactions in which a Fund sells a security it does not own in anticipation of a decline in the market value of that security. A Fund must borrow the security to deliver to the buyer upon the short sale. A Fund is then obligated to replace the borrowed security by purchasing it at a later date. A short sale provides a possible hedge against the market risk of the value of other investments and protects a Fund in a declining market.

Short sales are subject to the risk that a Fund will incur a loss if the price of a security sold short increases between the date of the short sale and the date the Fund closes the short sale. Any gain on a short sale will be decreased, and the amount of any loss increased, by the amount of the premium, dividends, interest or expenses the Fund may be required to pay in connection with a short sale. An increase in the value of a security sold short by a Fund over the price at which it was sold short will result in a loss to the Fund, and there can be no assurance that the Fund will be able to close out the position at any particular time or at an acceptable price. Except in the case of short sales “against the box,” a Fund’s market risk is unlimited in that the potential for increase in the market price of the security sold short is unlimited. Short sales “against the box” mean that the Fund owns securities identical to those sold short.

When a short position is closed out, it may result in a short-term capital gain or loss for federal income tax purposes. In a generally rising market, if a Fund maintains short positions in securities rising with the market, the net asset value of the Fund would increase to a lesser extent than if it had not engaged in short sales.

The Adviser may consider short selling when the Adviser finds companies it believes are intrinsically overvalued. Short selling may also be considered in arbitrage and hedge situations, and short selling might also be used under certain circumstances to defer taxes.

The Funds will not engage in short sales of securities when these transactions would cause the market value of all of its securities sold short to exceed 15% of its net assets subject to the following. The value of the securities of any one issuer that may be shorted by a Fund is limited to the lesser of 5% of the value of the Fund’s net assets or 5% of the securities of any class of the issuer. All short sales must be fully collateralized. The Funds maintain the collateral in a segregated account with their custodian. The collateral consists of cash, U.S. Government securities or any other liquid securities equal to the market value of the securities at the time of the short sale. The Funds will thereafter maintain, on a daily basis, the collateral to ensure that it is equal to the current market value of the securities sold short. Short sales against the box are not subject to the 15% limitation. A capital gain or loss is recognized immediately upon the sale of a short against the box. A Fund may only engage in short sale transactions in securities listed on one or more U.S. or foreign securities exchanges or on EASDAQ or Nasdaq.

Stripped Obligations. The Funds may purchase Treasury receipts and other “stripped” securities that evidence ownership in either the future interest payments or the future principal payments on U.S. Government obligations. These participations, which may be issued by the U.S. Government (or a U.S. Government agency or instrumentality) or by private issuers such as banks and other institutions, are issued at a discount from their “face value,” and may include stripped mortgage-backed securities (“SMBS”). Stripped securities, particularly SMBS, may exhibit greater price volatility than ordinary debt securities because of the manner in which their principal and interest are returned to investors.

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SMBS are usually structured with two or more classes that receive different proportions of the interest and principal distributions from a pool of mortgage-backed obligations. A common type of SMBS will have one class receiving all of the interest, while the other class receives all of the principal. However, in some cases, one class will receive some of the interest and most of the principal while the other class will receive most of the interest and the remainder of the principal. If the underlying obligations experience greater than anticipated prepayments of principal a Fund may fail to fully recoup its initial investment. The market value of the class consisting entirely of principal payments can be extremely volatile in response to changes in interest rates. The yields on a class of SMBS that receives all or most of the interest are generally higher than prevailing market yields on other mortgage-backed obligations because their cash flow patterns are also volatile and there is a greater risk that the initial investment will not be fully recouped.

SMBS issued by the U.S. Government (or a U.S. Government agency or instrumentality) may be considered liquid under guidelines established by the Board of Trustees if they can be disposed of promptly in the ordinary course of business at a value reasonably close to that used in the calculation of a Fund’s per share net asset value.

The Treasury Department has facilitated transfers of ownership of zero coupon securities by accounting separately for the beneficial ownership of particular interest coupon and principal payments on Treasury securities through the Federal Reserve book-entry record-keeping system. A Fund may purchase securities registered in the STRIPS program. Under the STRIPS program, a Fund will be able to have beneficial ownership of zero coupon securities recorded directly in the book-entry record-keeping system in lieu of having to hold certificates or other evidences of ownership of the underlying U.S. Treasury securities.

In addition, the Funds may acquire U.S. Government obligations and their unmatured interest coupons that have been separated (“stripped”) by their holder, typically a custodian bank or investment brokerage firm. Having separated the interest coupons from the underlying principal of the U.S. Government obligations, the holder will resell the stripped securities in custodial receipt programs with a number of different names, including “Treasury Income Growth Receipts” (“TIGRs”) and “Certificate of Accrual on Treasury Securities” (“CATS”). The stripped coupons are sold separately from the underlying principal, which is usually sold at a deep discount because the buyer receives only the right to receive a future fixed payment on the security and does not receive any rights to periodic interest (cash) payments. The underlying U.S. Treasury bonds and notes themselves are held in book-entry form at the Federal Reserve Bank or, in the case of bearer securities (i.e., unregistered securities which are ostensibly owned by the bearer or holder), in trust on behalf of the owners. Counsel to the underwriters of these certificates or other evidences of ownership of U.S. Treasury securities have stated that, in their opinion, purchasers of the stripped securities most likely will be deemed the beneficial holders of the underlying U.S. Government obligations for Federal tax purposes. The Adviser is unaware of any binding legislative, judicial or administrative authority on this issue.

Swap Agreements. The Funds may enter into credit default swaps, interest rate swaps and currency swaps. In a typical interest rate swap, one party agrees to make regular payments equal to a floating interest rate multiplied by a “notional principal amount,” in return for payments equal to fixed rate multiplied by the same amount, for a specified period of time. If a swap agreement provides for payments in different currencies, the parties might agree to exchange the notional principal amount as well. The credit default swap allows a Fund to manage credit risk through buying and selling credit protection on specific names or a basket of names. A “buyer” of credit protection agrees to pay a counterparty to assume the credit risk of an issuer upon the occurrence of certain events. The “seller” of credit protection receives a premium and agrees to assume the credit risk of an issuer upon the occurrence of certain events. A Fund will segregate the notional principal amount to cover the exposure created by the swap.

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Swap agreements will tend to shift a Fund’s investment exposure from one type of investment to another. Depending on how they are used, swap agreements may increase or decrease the overall volatility of a Fund’s investments and its share price and yield. A Fund may enter into swaps with members of the Federal Reserve System, members of the New York Stock Exchange or other entities determined by the Adviser to be creditworthy.

United States Government Securities. To the extent consistent with their investment objectives, the Funds may invest in a variety of U.S. Treasury obligations consisting of bills, notes and bonds, which principally differ only in their interest rates, maturities and time of issuance. The Funds may also invest in other securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities. Obligations of certain agencies and instrumentalities, such as GNMA, are supported by the full faith and credit of the U.S. Treasury; others, such as those of the Export-Import Bank of the United States, are supported by the right of the issuer to borrow from the Treasury; others, such as those of FNMA, are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations; still others, such as those of the Student Loan Marketing Association (“SLMA”), are supported only by the credit of the instrumentalities. Obligations of the International Bank for Reconstruction and Development (also known as the World Bank) are supported by subscribed, but unpaid, commitments of its member countries. There is no assurance that these commitments will be undertaken or complied with in the future.

In addition, in September 2008 FNMA and FHLMC were placed into conservatorship overseen by the FHFA. As conservator, FHFA will succeed to the rights, titles, powers and privileges of each company and any stockholder, officer or director of such company with respect to the company and its assets and title to all books, records and assets of the company held by any other custodian or third party. The conservator is then charged with operating the company.

Securities guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities are deemed to include: (a) securities for which the payment of principal and interest is backed by an irrevocable letter of credit issued by the U.S. Government or an agency or instrumentality thereof; and (b) participations in loans made to foreign governments or their agencies that are so guaranteed. The secondary market for certain of these participations is limited. Such participations will therefore be regarded as illiquid. No assurance can be given that the U.S. Government would provide financial support to its agencies or instrumentalities if it is not obligated to do so by law.

U.S. Treasury Inflation-Protected Securities (TIPS). The Funds may also invest in TIPS. Inflation-protected securities are a type of marketable book-entry security issued by the United States Department of Treasury (“Treasury”) with a nominal return linked to the inflation rate in prices. The index used to measure inflation is the non-seasonally adjusted U.S. Consumer Price Index for All Urban Consumers (“CPI-U”).

The value of the principal is adjusted for inflation, and every six months the security pays interest, which is an amount equal to a fixed percentage of the inflation-adjusted value of the principal. The final payment of principal of the security will not be less than the original par amount of the security at issuance.

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The principal of the inflation-protected security is indexed to the non-seasonally adjusted CPI-U. To calculate the inflation-adjusted principal value for a particular valuation date, the value of the principal at issuance is multiplied by the index ratio applicable to that valuation date. The index ratio for any date is the ratio of the reference Consumer Price Index (“CPI”) applicable to such date to the reference CPI applicable to the original issue date. Semi-annual coupon interest is determined by multiplying the inflation-adjusted principal amount by one-half of the stated rate of interest on each interest payment date.

Inflation-adjusted principal or the original par amount, whichever is larger, is paid on the maturity date as specified in the applicable offering announcement. If at maturity the inflation-adjusted principal is less than the original principal value of the security, an additional amount is paid at maturity so that the additional amount plus the inflation-adjusted principal equals the original principal amount. Some inflation-protected securities may be stripped into principal and interest components. In the case of a stripped security, the holder of the stripped principal component receives this additional amount. The final interest payment, however, is based on the final inflation-adjusted principal value, not the original par amount.

The reference CPI for the first day of any calendar month is the CPI-U for the third preceding calendar month. (For example, the reference CPI for December 1 is the CPI-U reported for September of the same year, which is released in October.) The reference CPI for any other day of the month is calculated by a linear interpolation between the reference CPI applicable to the first day of the month and the reference CPI applicable to the first day of the following month.

Any revisions the Bureau of Labor Statistics (or successor agency) makes to any CPI-U number that has been previously released will not be used in calculations of the value of outstanding inflation-protected securities. In the case that the CPI-U for a particular month is not reported by the last day of the following month, the Treasury will announce an index number based on the last year-over-year CPI-U inflation rate available. Any calculations of the Treasury’s payment obligations on the inflation-protected security that need that month’s CPI-U number will be based on the index number that the Treasury has announced. If the CPI-U is rebased to a different year, the Treasury will continue to use the CPI-U series based on the base reference period in effect when the security was first issued as long as that series continues to be published. If the CPI-U is discontinued during the period the inflation-protected security is outstanding, the Treasury will, in consultation with the Bureau of Labor Statistics (or successor agency), determine an appropriate substitute index and methodology for linking the discontinued series with the new price index series. Determinations of the Secretary of the Treasury in this regard are final.

Inflation-protected securities are held and transferred in either of two book-entry systems: the commercial book-entry system (“TRADES”) and TREASURY DIRECT. The securities are maintained and transferred at their original par amount, i.e., not their inflation-adjusted value. The Federal Reserve program was established by the Treasury Department and is known as “STRIPS” or “Separate Trading of Registered Interest and Principal of Securities.” STRIPS components are maintained and transferred in TRADES at their value based on their original par amount of the fully constituted security.

Variable Amount Master Demand Notes. The Funds may invest in variable amount master demand notes. Variable amount master demand notes are unsecured demand notes that permit the indebtedness thereunder to vary and provide for periodic adjustments in the interest rate according to the terms of the instrument. Because master demand notes are direct lending arrangements between a Fund and the issuer, they are not normally traded. Although there is no secondary market in the notes, a Fund may demand payment of principal and accrued interest at any time within 30 days. While such notes are not typically rated by credit rating agencies, issuers of variable amount master demand notes (which are normally manufacturing, retail, financial and other business concerns), must satisfy, for purchase by a Fund, the same criteria for commercial paper for a Fund. The Adviser will consider the earning power, cash flow, and other liquidity ratios of the issuers of such notes and will continuously monitor their financial status and ability to meet payment on demand. In determining weighted average portfolio maturity, a variable amount master demand note will be deemed to have a maturity equal to the longer of the period of time remaining until the next interest rate adjustment or the period of time remaining until the principal amount can be recovered from the issuer through demand.

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Variable and Floating Rate Securities. The Funds may acquire variable and floating rate securities, subject to each Fund’s investment objectives, policies and restrictions. A variable rate security is one with terms providing for the adjustment of its interest rate on set dates and which, upon such adjustment, can reasonably be expected to have a market value that approximates its par value. A floating rate security is one with terms providing for the adjustment of its interest rate whenever a specified interest rate changes and which, at any time, can reasonably be expected to have a market value that approximates its par value. Such securities are frequently not rated by credit rating agencies; however, unrated variable and floating rate securities purchased by a Fund will be determined by the Adviser, to be of comparable quality at the time of purchase to rated instruments eligible for purchase under a Fund’s investment policies. In making such determinations, the Adviser will consider the earning power, cash flow and other liquidity ratios of the issuers of such notes (such issuers include financial, merchandising, bank holding and other companies) and will continuously monitor their financial condition. Although there may be no active secondary market with respect to a particular variable or floating rate security purchased by a Fund, the Fund may resell the security at any time to a third party. The absence of an active secondary market, however, could make it difficult for a Fund to dispose of a variable or floating rate security in the event the issuer of the security defaulted on its payment obligations and a Fund could, as a result or for other reasons, suffer a loss to the extent of the default. To the extent that there exists no readily available market for such security and a Fund is not entitled to receive the principal amount of a note within seven days, such a security will be treated as illiquid for purposes of calculating such Fund’s limitation on investments in illiquid securities, as set forth in a Fund’s investment restrictions. Variable or floating rate securities may be secured by bank letters of credit.

Warrants. The Funds may invest in warrants to participate in an anticipated increase in the market value of the security. It is not a principal strategy of any Fund to invest in warrants. A warrant entitles the holder to buy a security at a set price during a set period of time. If such market value increases, the warrant may be exercised and sold at a gain. A loss will be incurred if the market value decreases or if the term of the warrant expires before it is exercised. Warrants convey no rights to dividends or voting.

When-Issued Securities. The Funds may purchase securities on a “when-issued” basis (i.e., for delivery beyond the normal settlement date at a stated price and yield). When a Fund agrees to purchase securities on a “when-issued” basis, a Fund’s custodian will set aside cash or liquid portfolio securities equal to the amount of the commitment in a separate account. Normally, a Fund’s custodian will set aside portfolio securities to satisfy the purchase commitment, and in such a case, a Fund may be required subsequently to place additional assets in the separate account in order to assure that the value of the account remains equal to the amount of a Fund’s commitment. It may be expected that a Fund’s net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash. In addition, because a Fund will set aside cash or liquid portfolio securities to satisfy its purchase commitments in the manner described above, such Fund’s liquidity and the ability of the Adviser to manage it might be affected in the event its commitments to purchase “when-issued” securities ever exceeded 25% of the value of its total assets. Under normal market conditions, however, a Fund’s commitment to purchase “when-issued” or “delayed-delivery” securities will not exceed 25% of the value of its total assets.

When a Fund engages in “when-issued” transactions, it relies on the seller to consummate the trade. Failure of the seller to do so may result in a Fund’s incurring a loss or missing the opportunity to obtain a price considered to be advantageous. A Fund will engage in “when-issued” delivery transactions only for the purpose of acquiring portfolio securities consistent with such Fund’s investment objectives and policies and not for investment leverage.

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Calculation of Portfolio Turnover Rate. The portfolio turnover rate for each Fund is calculated by dividing the lesser of purchases or sales of portfolio investments for the reporting period by the monthly average value of the portfolio investments owned during the reporting period. The calculation excludes all securities, including options, with maturities or expiration dates at the time of acquisition of one year or less. Portfolio turnover may vary greatly from year to year as well as within a particular year, and may be affected by cash requirements for redemption of shares. The Funds are not restricted by policy with regard to portfolio turnover and will make changes in investment portfolios from time to time as business and economic conditions as well as market prices may dictate.

INVESTMENT LIMITATIONS

Fundamental and Non-Fundamental Investment Restrictions

Fundamental Investment Restrictions

The following is a description of fundamental policies of each Fund that may not be changed without the vote of a majority of a Fund’s outstanding voting securities. Under the 1940 Act, the vote of a majority of the outstanding securities of a company means the vote, at the annual or a special meeting of the security holders of such company duly called: (A) of 67 per centum or more of the voting securities present at such meeting, if the holders of more than 50 per centum of the outstanding voting securities of such company are present or represented by proxy; or (B) of more than 50 per centum of the outstanding voting securities of such company, whichever is less. The other restrictions set forth below, as well as each Fund’s investment objective and each of the other investment restrictions set forth in the Prospectus or this SAI and not designated as fundamental, are not fundamental policies and may be changed by the Board of Trustees.

Each Fund may not:

1.	Purchase or sell real estate, provided that the Funds may invest in securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein.

2.	Purchase or sell physical commodities (including, by way of example and not by way of limitation, grains, oilseeds, livestock, meat, food, fiber, metals, petroleum, petroleum-based products or natural gas) or futures or options contracts with respect to physical commodities. This restriction shall not restrict the Funds from purchasing or selling any financial contracts or instruments which may be deemed commodities (including, by way of example and not by way of limitation, options, futures, and options on futures with respect, in each case, to interest rates, currencies, stock indexes, bond indexes or interest rate indexes) or any security which is collateralized or otherwise backed by physical commodities.

3.	Make loans to other persons, except that each Fund may lend portfolio securities representing up to one-third of the value of its total assets; provided, however, that each Fund may purchase and hold debt instruments and enter into repurchase agreements in accordance with their investment objectives and policies.

4.	Underwrite securities of other issuers except insofar as the Funds may be deemed an underwriter under the Securities Act of 1933 in selling portfolio securities.

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5.	Invest more than 25% of total assets (taken at market value at the time of each investment) in the securities of issuers in any particular industry.

6.	Borrow money, except as permitted under the 1940 Act as interpreted or modified from time to time by any regulatory authority having jurisdiction.

7.	Issue senior securities, except as permitted under the 1940 Act, as interpreted or modified from time to time by any regulatory authority having jurisdiction.

If any percentage restriction or requirement described above is satisfied at the time of investment, a later increase or decrease in such percentage resulting from a change in asset value will not constitute a violation of such restriction or requirement, except that any borrowing by a Fund that exceeds the investment restriction stated above must be reduced to meet such limitations within the period required by the 1940 Act (currently three days, excluding Sundays and holidays). However, should a change in net asset value or other external events cause a Fund’s investments in illiquid securities, repurchase agreements with maturities in excess of seven days and other instruments in such Fund which are not readily marketable to exceed the limit set forth in such Fund’s Prospectus or herein for its investment in illiquid securities, the Fund will act to cause the aggregate amount of such securities to come within such limit as soon as reasonably practicable.

Any investment restriction or limitation, fundamental or otherwise, appearing in the Prospectus or SAI, which involves a maximum percentage of securities or assets shall not be considered to be violated unless an excess over the percentage occurs immediately after an acquisition of securities or utilization of assets, and such excess results therefrom.

For the purposes of restriction (5) above, each Fund may use certain classification titles, standards and systems from time to time, as it determines to be in the best interests of shareholders. The use of any particular classification system is not a fundamental policy.

Restrictions (6) and (7) above shall be interpreted based upon no-action letters and other pronouncements of the staff of the U.S. Securities and Exchange Commission (“SEC”). Under current pronouncements, certain Fund positions may be excluded from the definition of “senior security” so long as each Fund maintains adequate cover, segregation of assets or otherwise.

Non-Fundamental Investment Restrictions

The following is a description of the non-fundamental policies of each Fund that may be changed without the vote of a majority of a Fund’s outstanding voting securities.

Each Fund may not:

1.	Make investments for the purpose of exercising control or management.

2.	Invest in other investment companies except to the extent permitted by 1940 Act, rules and regulations thereunder, and any exemptive relief granted by the SEC pursuant to which the Fund can rely.

3.	Invest more than 15% of its net assets in all forms of illiquid investments, as determined pursuant to applicable SEC rules and interpretations.

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4.	Purchase or sell interests in oil, gas or other mineral exploration or development programs, although it may invest in the securities of issuers which invest in or sponsor such programs.

5.	Invest more than 10% of its total assets (taken at market value at the time of each investment) in Special Situations, i.e., companies in the process of reorganization or buy-out).

6.	Engage in short sales of securities when these transactions would cause the market value of all of a Fund’s securities sold short to exceed 15% of its net assets. Short sales against the box are not subject to this limitation.

7.	Purchase securities on margin, except that the Fund may obtain such short-term credit as may be necessary for the clearance of transactions.

For purposes of restriction (3), the staff of the SEC is presently of the view that repurchase agreements maturing in more than seven days are subject to this restriction. Until that position is revised, modified or rescinded, each Fund will conduct its operations in a manner consistent with this view. This limitation on investment in illiquid securities does not apply to certain restricted securities, including securities pursuant to Rule 144A under the Securities Act of 1933, as amended, and certain commercial paper that the Adviser has determined to be liquid under procedures approved by the Board of Trustees.

PORTFOLIO TURNOVER

Purchases and sales of portfolio securities may be made as considered advisable by the Adviser in the best interests of the shareholders. Each Fund’s portfolio turnover rate may vary from year to year, as well as within a year. Each Fund’s distributions of any net short-term capital gains realized from portfolio transactions are taxable to shareholders as ordinary income. In addition, higher portfolio turnover rates can result in corresponding increases in portfolio transaction costs for the Fund. See “PORTFOLIO TRANSACTIONS AND BROKERAGE” in this SAI.

For reporting purposes, each Fund’s portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the fiscal year by the monthly average of the value of the portfolio securities owned by a Fund during the fiscal year. In determining such portfolio turnover, all securities whose maturities at the time of acquisition were one year or less are excluded. A 100% portfolio turnover rate would occur, for example, if all of the securities in a Fund’s investment portfolio (other than short-term money market securities) were replaced once during the fiscal year. Portfolio turnover will not be a limiting factor should the Adviser deem it advisable to purchase or sell securities.

The following table summarizes the portfolio turnover rates for each Fund for the fiscal period noted:

Fund	For the Fiscal Year Ended September 30, 2018
Seven Canyons Strategic Income Fund(1)	72%
Seven Canyons World Innovators Fund(1)	159%

(1)	Effective September 10, 2018, the Funds merged into the ALPS Series Trust. The Funds were previously advised by Wasatch Advisors, Inc., and were recognized as the Wasatch Funds.

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DISCLOSURE OF PORTFOLIO HOLDINGS

This Policy sets forth the conditions under which Portfolio Holdings (defined below) data for the Trust on behalf of a Fund may be disclosed to Third Parties (defined below) (which may include the public) and Service Providers (defined below).  No data about a Fund’s portfolio holdings may be disclosed except in accordance with this Policy.

Portfolio Holdings data includes, but is not limited to, the following information about a Fund:  (i) specific securities held; (ii) industry sector breakdowns as a percentage of portfolio net assets; (iii) asset composition (e.g., equities versus bonds); (iv) U.S. versus foreign holdings percentage breakdowns and regional breakdowns (e.g., Asia, North America); and (v) top 10 portfolio holdings in order of position size, including percentage of portfolio.

“Third Parties” or a “Third Party” means a person other than a Service Provider, an employee of a Service Provider, a Trustee of the Board of Trustees of the Trust, or an officer of the Trust.

“Service Providers” or a “Service Provider” includes, but is not limited to, the investment adviser, administrator, custodian, transfer agent, fund accountant, principal underwriter, software or technology service providers, pricing and proxy voting service providers, research and trading service providers, auditors, accountants, and legal counsel, or any other entity that has a need to know such information in order to fulfill their contractual obligations to provide services to the Fund.

Policy Overview

The Board has adopted, on behalf of each Fund, policies and procedures relating to disclosure of the Portfolio Holdings.  These policies and procedures are designed to protect the confidentiality of the Portfolio Holdings’ information and to prevent the selective disclosure of such information.  These policies and procedures may be modified at any time with the approval of the Board.

In order to protect each Fund from any trading practices or other use by a Third Party that could harm a Fund, Portfolio Holdings’ and other Fund-specific information must not be selectively released or disclosed except under the circumstances described below.

The Board of Trustees will periodically review the list of entities that have received Portfolio Holdings data prior to public dissemination, to ensure that the disclosure of the information was in the best interest of shareholders, identify any potential for conflicts of interest and evaluate the effectiveness of its current portfolio holding policy.

The identity of such entities is provided below:

Name of Recipient	Frequency of Holdings Disclosure	Information Lag	Date of Information	Date Provided to Recipients
Seven Canyons Advisors, LLC (Adviser)	Daily	None	Daily	Daily
ALPS Fund Services, Inc. (Administrator)	Daily	None	Daily	Daily
State Street Bank and Trust Company (Custodian)	Daily	None	Daily	Daily
Cohen & Company, Ltd. (Independent Registered Public Accounting Firm)	As needed	None	As needed	As needed

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Thompson Hine LLP (Independent Trustee Counsel)	As needed	None	As needed	As needed
Davis Graham & Stubbs LLP (Trust Counsel)	As needed	None	As needed	As needed
Interactive Brokers Inc.	Daily	None	Daily	Daily
Factset	Daily	None	Daily	Daily
Electra	Daily	None	Daily	Daily
Advent Software, Inc.	Daily	None	Daily	Daily
Vision Computer Solutions	As needed	None	As needed	As needed
Broadridge Investor Communication Solutions, Inc.	As needed	None	As needed	As needed

Only officers of the Trust and their authorized agents, including, but not limited to, the Chief Compliance Officer of the investment adviser, may approve the disclosure of a Fund’s Portfolio Holdings.  Except as set forth under “Policy Exceptions” below, exceptions to this Policy may only be made if an officer of the Trust and its authorized agents, including, but not limited to, the Chief Compliance Officer of the investment adviser, determines that the disclosure is being made for a legitimate business purpose and such disclosures must be documented and reported to the Board on a quarterly basis.  In all cases, Third Parties and Service Providers are required to execute a non-disclosure agreement requiring the recipient to keep confidential any Portfolio Holdings data received and not to trade on the Confidential Portfolio Information (defined below) received.  Neither the Trust nor its Service Providers (nor any persons affiliated with either) can receive any compensation or other consideration in connection with the sharing of the Fund’s Portfolio Holdings.

Disclosure of the Portfolio Holdings’ information that is not publicly available (“Confidential Portfolio Information”) may be made to Service Providers.  In addition, to the extent permitted under applicable law, the investment adviser may distribute (or authorize the custodian or principal underwriter to distribute) Confidential Portfolio Information to a Fund’s relevant Service Providers and to facilitate the review of a Fund by certain mutual fund analysts and ratings agencies (such as Morningstar and Lipper Analytical Services) (“Rating Agencies”); provided that such disclosure is limited to the information that the investment adviser believes is reasonably necessary in connection with the services to be provided.  As noted above, except to the extent permitted under this Policy, Confidential Portfolio Information may not be disseminated for compensation or other consideration.

Before any disclosure of Confidential Portfolio Information to Service Providers or Rating Agencies is permitted, a Fund’s investment adviser’s Chief Compliance Officer (or persons designated by the investment adviser’s Chief Compliance Officer) must determine in writing that, under the circumstances, the disclosure is being made for a legitimate business purpose.  Furthermore, the recipient of Confidential Portfolio Information by a Service Provider or Rating Agency must be subject to a written confidentiality agreement that prohibits any trading upon the Confidential Portfolio Information or the recipient must be subject to professional or ethical obligations not to disclose or otherwise improperly use the information, such as would apply to independent registered public accounting firms or legal counsel.

Each Fund’s investment adviser shall have primary responsibility for ensuring that the Portfolio Holdings’ information is disclosed only in accordance with this Policy.  As part of this responsibility, each Fund’s investment adviser will maintain such internal policies and procedures as it believes are reasonably necessary for preventing the unauthorized disclosure of Confidential Portfolio Information.

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Full Portfolio Holdings

The disclosure policy currently authorizes the quarterly dissemination of full portfolio holdings of a Fund with a fifteen (15) calendar day lag.  Except as set forth in this Policy, the full holdings of a Fund will also be disclosed on a quarterly basis on forms required to be filed with the SEC as follows: (i) Portfolio Holdings as of the end of each fiscal year will be filed as part of the annual report filed on Form N-CSR; (ii) Portfolio Holdings as of the end of the first and third fiscal quarters will be filed in Form N-Q; and (iii) Portfolio Holdings as of the end of the second fiscal quarter will be filed as part of the semi-annual report filed on Form N-CSR.  The Trust’s Form N-CSRs and Form N-Qs are available free of charge on the SEC’s website at www.sec.gov. Portfolio holdings information may be separately provided to any person, including rating and ranking organizations such as Morningstar and Lipper, at the same time that it is filed with the SEC.

Partial Portfolio Holdings

Except as set forth in this Policy, partial Portfolio Holdings information will only be provided to Third Parties for the most recent month-end period and only after a fifteen (15) calendar day delay from the end of the month being provided.  These holdings may include any combination of the Portfolio Holdings information, except for full Portfolio Holdings.

Policy Exceptions

The following disclosures of Portfolio Holdings are not prohibited by this Policy:

•	Disclosures that are required by law;
•	Disclosures necessary for Service Providers to perform services to the Funds, provided that they are made pursuant to a written agreement between the Service Provider and the receiving party that restricts the third party’s use of the information;
•	Disclosure necessary for Rating Agencies to assess applicable fund ratings;
•	Disclosures necessary to broker-dealers or banks as a part of the normal buying, selling, shorting or other transactions in portfolio securities;
•	Disclosures to the applicable Fund’s or Service Providers’ regulatory authorities, accountants or counsel; and
•	Disclosures to the adviser of a Fund of compiled data concerning accounts managed by the adviser.

PORTFOLIO TRANSACTIONS AND BROKERAGE

Investment Decisions and Portfolio Transactions

Investment decisions for each Fund are made with a view to achieving its investment objectives. Investment decisions are the product of many factors in addition to basic suitability for the particular client involved (including each Fund).  Some securities considered for investment by a Fund may also be appropriate for other clients served by the Adviser.  Thus, a particular security may be bought or sold for certain clients even though it could have been bought or sold for other clients at the same time.

When the Adviser determines that the purchase or sale of a particular security is appropriate for more than one client account, the Adviser may, but is not obligated to, aggregate client orders into one order (“Block Orders”) for execution purposes. Block trading can avoid the adverse effect on a security’s price when simultaneous separate and competing orders are placed. When aggregating orders and subsequently allocating Block Orders (purchases and sales) to individual client accounts, it is the Adviser’s policy to treat all clients fairly and to achieve an equitable distribution of aggregated orders.

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When a Block Order is filled in its entirety, each participating account will receive the average share price for the order on the same business day and transaction costs shall be shared pro rata based on each client’s participation in the Block Order. If the total amount of securities bought or sold is less than the amount requested in the Block Order, the portion that is executed will be allocated pro rata between all accounts participating in the Block Order at the average price obtained, and transaction costs will be shared pro rata based on each client’s allocation in the initial block. Participating accounts that had an order for a de minimis number of shares may be allocated their full order before the remaining shares are allocated. Such allocations will be made pro rata to all participating accounts which had an order for a de minimis number of shares based on each client’s participation in the order unless the cost of such allocation is deemed excessive. In situations for which pro-rata allocations would result in excessive trading costs, the allocation will be based on simple random selection.

If the Adviser receives an order for a security at the same time as there exists an open order with a broker, the additional order may be added to the existing open order. However, any partial fills of the existing open order that occurred prior to the time of the placement of the second order with the same broker shall be allocated solely to the clients participating in the existing open order, and the unfilled portion of the existing open order will be added into the subsequent order.

Some types of purchase or sale transactions cannot be included in Block Orders. Such trades often must be executed on an individual basis rather than aggregated with other trades. In such cases, clients may not receive as favorable executions as they might otherwise receive from Block Orders. Likewise, a particular security may be bought for one or more clients when one or more clients are selling the security.  In some instances, one client may sell a particular security to another client.  There may be circumstances when purchases or sales of portfolio securities for one or more clients will have an adverse effect on other clients, including a Fund.

Brokerage and Research Services

The Adviser places orders for the purchase and sale of portfolio securities for each Fund through several brokers or dealers.  The Adviser’s general policy is to use its best efforts to seek to obtain best execution for all client portfolio transactions, taking into account a variety of factors such as: (i) the security price; (ii) the commission rate; (iii) the size and difficulty of the order and timing of the transaction; (iv) the broker-dealer’s execution capability, which includes the broker-dealer’s relative ability to execute an order at the best available price, as well as the speed, quality, overall cost and certainty of execution; (v) the broker-dealer’s responsiveness and financial responsibility, which includes the broker-dealer’s creditworthiness and other factors that may impact the Adviser’s confidence in the broker-dealer’s stability; (vi) any conflicts of interest associated with using a broker-dealer; (vii) confidentiality provided by the broker-dealer; (viii) other factors, such as, the broker-dealer’s integrity and quality of communication, the adequacy of information provided by the broker-dealer, the ability of the broker-dealer to provide ad hoc information or services, and the ability of the broker-dealer to handle client directed brokerage arrangements; and (ix) research capabilities of the broker-dealer. It is not the Adviser’s policy to seek the lowest available commission rate where it believes that a broker or dealer charging a higher commission rate would offer greater reliability or provide better price or execution. The Adviser cannot assure that best execution will be achieved for each Fund transaction. The Adviser maintains a list of approved broker-dealers it will use to place Fund and other client trades for execution. The Adviser will periodically reevaluate these broker-dealers to confirm that they meet the Adviser’s criteria and standards, including that they provide trade execution services that the Adviser views as satisfactory. Upon reevaluation, the Adviser may add or remove broker-dealers to or from the list of approved broker-dealers. Although each Fund may use a broker-dealer that sells Fund shares to effect transactions for a Fund’s portfolios, a Fund will not consider the sale of Fund shares as a factor when selecting broker-dealers to execute those transactions.

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Subject to the Adviser’s policy of seeking best execution for transactions, and subject to the criteria of Section 28(e) of the Securities Exchange Act of 1934, as amended (the “1934 Act”), the Adviser may place trades with a broker-dealer that provides brokerage and research services.  The Adviser may have an incentive to select or recommend a broker based on its interest in receiving research or other products or services, rather than its interest in receiving the most favorable execution for a Fund.  However, in selecting a broker for research, the Adviser makes a good faith determination that the amount of commission charged is reasonable in relation to the value of the brokerage and/or research received.  The determination may be viewed in terms of a particular transaction or the Adviser’s overall responsibilities with respect to the accounts over which it exercises investment discretion.  Research and brokerage services provided by broker-dealers chosen by the Adviser to place a Fund’s portfolio transactions may be useful to the Adviser in providing services to the Adviser’s other clients, although not all of these services may be necessarily useful and of value to the Adviser in managing the Funds.  Conversely, brokerage and research products and services provided to the Adviser by broker-dealers in connection with trades executed on behalf of other clients of the Adviser may be useful to the Adviser in managing the Funds, although not all of these brokerage and research products and services may be necessarily useful and of value to the Adviser in managing such other clients.  Subject to Section 28(e) of the 1934 Act, the Adviser may pay a broker additional commission in recognition of the value of the brokerage and/or research services provided by that broker.  When the Adviser uses Fund brokerage commissions to obtain research or other products or services, the Adviser receives a benefit because it does not have to produce or pay for the research, products or services.  The advisory fees paid by a Fund are not reduced because the Adviser receives such services even though the receipt of such services relieves the Adviser from expenses it might otherwise bear.

The Adviser may place orders for the purchase and sale of exchange-listed portfolio securities with a broker-dealer that is an affiliate of the Adviser where, in the judgment of the Adviser, such firm will be able to obtain a price and execution at least as favorable as other qualified broker-dealers.  Pursuant to rules of the SEC, a broker-dealer that is an affiliate of the Adviser may receive and retain compensation for effecting portfolio transactions for a Fund on a securities exchange if the commissions paid to such an affiliated broker-dealer by a Fund on exchange transactions do not exceed “usual and customary brokerage commissions.”  The rules define “usual and customary” commissions to include amounts which are “reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time.”  As required by applicable SEC rules, the Board has adopted procedures which are reasonably designed to provide that any commissions, fees or other remuneration paid to an affiliated broker are consistent with the foregoing standards. As of the date hereof, the Adviser does not have any affiliated broker-dealer.

The following tables list the total amount of brokerage commissions paid by each Fund for the fiscal years or period noted below:

Fund	For the Fiscal Year Ended September 30, 2018
Seven Canyons Strategic Income Fund(1)	$56,829
Seven Canyons World Innovators Fund(1)	$669,347

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(1)	Effective September 10, 2018, the Funds merged into the ALPS Series Trust. The Funds were previously advised by Wasatch Advisors, Inc., and were recognized as the Wasatch Funds.

The following tables list the total amount of brokerage commissions to brokers who were affiliated with the Funds or the Adviser during the fiscal years or period noted below:

Fund	For the Fiscal Year Ended September 30, 2018
Seven Canyons Strategic Income Fund(1)	$0
Seven Canyons World Innovators Fund(1)	$0

(1)	Effective September 10, 2018, the Funds merged into the ALPS Series Trust. The Funds were previously advised by Wasatch Advisors, Inc., and were recognized as the Wasatch Funds.

Each Fund may acquire securities of brokers who execute a Fund’s portfolio transactions. As of September 30, 2018, the Funds owned securities of their regular broker-dealers (or parents) as shown below:

Fund	For the Fiscal Year Ended September 30, 2018
Seven Canyons Strategic Income Fund(1)	N/A
Seven Canyons World Innovators Fund(1)	N/A

(1)	Effective September 10, 2018, the Funds merged into the ALPS Series Trust. The Funds were previously advised by Wasatch Advisors, Inc., and were recognized as the Wasatch Funds.

PURCHASE, EXCHANGE AND REDEMPTION OF SHARES

ALPS Fund Services, Inc. (the “Transfer Agent”) will maintain an account for each shareholder upon which the registration and transfer of shares are recorded, and any transfers shall be reflected by bookkeeping entry, without physical delivery.  Confirmations of each purchase or redemption are sent to each shareholder.  Quarterly statements of account are sent which include shares purchased as a result of a reinvestment of Fund distributions.  The Transfer Agent will require that a shareholder provide requests in writing, accompanied by a valid signature guarantee form, when changing certain information in an account (i.e., wiring instructions, telephone privileges, etc.).

Share Classes

The Seven Canyons Strategic Income Fund has one share class, the Investor Class shares. Shares of the Seven Canyons World Innovators Fund are currently divided into two share classes:  Investor Class and Institutional Class shares.

The assets received by each class of a Fund for the issue or sale of its shares and all income, earnings, profits, losses and proceeds therefrom, subject only to the rights of creditors, are allocated to, and constitute the underlying assets of, that class of the Fund.  The underlying assets of each class of a Fund are segregated and are charged with the expenses with respect to that class of the Fund along with a share of the general expenses of the Fund and the Trust.  Any general expenses of a Fund that are not readily identifiable as belonging to a particular class of the Fund are allocated by or under the direction of the Board of Trustees in such manner as they determine to be fair and reasonable.

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Purchase of Shares

No sales charges will be applied to your share purchases.

The minimum investments in each Fund are set forth in the Prospectus.

Subsequent investments may be made at any time by mailing a check to the Transfer Agent, along with a detachable stub from the Statement of Account (or a letter providing the account number).  Shareholders should be sure to write the Fund’s account number on the check.  Purchases of Fund shares (initial or subsequent) may not be made by third-party check.

Shares of a Fund may be purchased on any business day on which the New York Stock Exchange is open at the net asset value per share next determined after receipt of a purchase order.  Share certificates will not be issued.  Share purchase orders are effective on the date the Fund receives a completed Account Application Form (and other required documents) and federal funds become available.

Initial and subsequent investments may also be made by electronic funds transfer or wire transfer.  Shareholders should note that their bank may charge a fee in connection with transferring money by bank wire.

For a share purchase order for a Fund to become effective on a particular business day, prior to 4:00 p.m. (Eastern time):  (i) in the case of a wire transfer payment, a purchaser must call 1-833-722-6966 to inform the Transfer Agent of an incoming wire transfer; or (ii) in the case of payment by check or money order, a complete share purchase order must be actually received by the Transfer Agent, and, in either case, federal funds must be received by the Transfer Agent, on behalf of the Fund.  If federal funds are received by the Transfer Agent that same day, the order will be effective on that day.  If a Fund receives notification of a wire transfer or a complete share purchase order after 4:00 p.m. (Eastern time), or if federal funds are not received by the Transfer Agent, such purchase order shall be executed as of the date that federal funds are actually received.

The price of each Fund’s shares and the valuation of Fund assets are discussed below in “NET ASSET VALUE.”

Redemption of Shares

If the Board of Trustees determines that it is in the best interests of the remaining shareholders of a Fund, the Fund may pay the redemption price in whole, or in part, by a distribution in kind from the Fund, in lieu of cash, taking such securities at their value employed for determining such redemption price, and selecting the securities in such manner as such Board may deem fair and equitable.  A shareholder who receives a distribution in kind may incur a brokerage commission upon a later disposition of such securities and may receive less than the redemption value of such securities or property upon sale, particularly where such securities are sold prior to maturity.  However, each Fund is required to redeem shares solely for cash up to the lesser of $250,000 or 1% of the NAV of the Fund during any 90-day period for any one shareholder.  Should redemptions by any shareholder exceed such limitation, the Fund will have the option of redeeming the excess in cash or in-kind.  Redemption in kind is not as liquid as a cash redemption.

Under the 1940 Act, each Fund may suspend the right of redemption or postpone the date of payment upon redemption for any period:  (i) during which the NYSE is closed, other than customary weekend and holiday closings; (ii) during which trading on the NYSE is restricted; or (iii) during which (as determined by the SEC by rule or regulation) an emergency exists as a result of which disposal or valuation of portfolio securities is not reasonably practicable, or for such other periods as the SEC may permit.  Each Fund may also suspend or postpone the recordation of the transfer of its shares upon the occurrence of any of the foregoing conditions.

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Redemption Procedures.  A Fund will redeem all full and fractional shares of the Fund upon request on any business day at the applicable net asset value determined after the receipt of proper redemption instructions, less any applicable redemption fees.  Shareholders liquidating their holdings will receive upon redemption all dividends reinvested through the date of redemption.  If notice of redemption is received on any business day, the redemption will be effective on the date of receipt.  Payment will ordinarily be made by wire on the next business day, but, in any case, within no more than seven business days from the date of receipt.  If the notice is received on a day that is not a business day or after the close of regularly scheduled trading on the NYSE, the redemption notice will be deemed received as of the next business day.  The value of shares at the time of redemption may be more or less than the shareholder’s cost.

Redemption Fees.  If you sell or exchange your shares of the Funds after holding them 60 calendar days or less, a 2.00% redemption fee may be deducted from the redemption amount, subject to certain exceptions listed in the Prospectus. For this purpose, shares held longest will be treated as being redeemed first and shares held shortest as being redeemed last.

Redemption requests for shares recently purchased by check will be accepted only after a Fund has confirmed receipt of payment for the shares, which may take up to 10 days.

Note:  Each Fund has the right to suspend or postpone redemptions of shares for any period (i) during which the NYSE or exchange is closed, other than customary weekend and holiday closings; (ii) during which trading on the NYSE or exchange is restricted; or (iii) during which (as determined by the SEC or other regulatory authority by rule or regulation) an emergency exists as a result of which disposal or valuation of portfolio securities is not reasonably practicable, or as otherwise permitted by the SEC or other regulatory authority.

Exchanging Shares

If you have held your shares in a Fund for at least seven days, you may exchange those shares for shares (of a corresponding share class) of any of the following Funds (each, a “Seven Canyons Fund”) if such Fund is available for sale in your state and meets the investment criteria of the investor:

Seven Canyons Strategic Income Fund

Seven Canyons World Innovators Fund

Any new account established through an exchange will be subject to all minimum requirements applicable to the shares acquired. The exchange privilege may only be exercised in those states where the class of shares being acquired legally may be sold. If you are an existing shareholder of any Seven Canyons Fund, you may exchange into a new account copying your existing account registration and options. Exchanges between accounts will be accepted only if registrations are identical. For a Fund or Funds with multiple classes, you may also transfer between classes of a Fund if you meet the minimum investment requirements for the class into which you would like to transfer.

Additional Information About Exchanges

An exchange represents the sale of shares from one Fund and the purchase of shares of the other Fund. This may produce a taxable gain or loss in your non-tax-deferred account. If you exchange shares within 60 calendar days from their date of purchase, you may be subject to the redemption fee as described in this Prospectus in “Redemption Fees” above. Transfers between classes of a single Fund are generally not considered a taxable transaction.

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The exchange privilege may be modified or terminated upon sixty (60) days’ written notice to shareholders. Although initially there will be no limit on the number of times you may exercise the exchange privilege, each Fund reserves the right to impose such a limitation. Call or write the Funds for further details.

TRUSTEES AND OFFICERS

The business and affairs of the Funds are managed under the direction of the Trust’s Board of Trustees.  The Board approves all significant agreements between/among the Funds and the persons or companies that furnish services to the Funds, including agreements with each Fund’s distributor, Adviser, administrator, custodian and transfer agent.  The day-to-day operations of the Funds are delegated to the Adviser and the Funds’ administrator.

The name, address, year of birth, and principal occupations for the past five years of the Trustees and officers of the Trust are listed below, along with the number of portfolios in the Fund Complex overseen by and the other directorships held by the Trustee.

Independent Trustees

Name, Birth Year & Address*	Position(s) Held with Fund	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years***	Number of Funds in Fund Complex Overseen by Trustee ****	Other Directorships Held by Trustee During Past 5 Years***
Ward D. Armstrong, Birth year: 1954	Trustee and Chairman	Mr. Armstrong was appointed to the Board on May 27, 2016. Mr. Armstrong was appointed Chairman of the Board at the August 24, 2017 meeting of the Board of Trustees.	Retired; Managing Partner, NorthRock Partners, LLC (October 2013 to July 2015); Managing Director, NorthRock Partners, a Private Wealth Advisory Practice of Ameriprise Financial (February 2010 to October 2013); Senior Vice President, Ameriprise Financial, Inc. (November 1984 to May 2007); President, American Express Asset Management (2002 to 2004); and Chairman, Ameriprise Trust Company (November 1996 to May 2007).	12	Mr. Armstrong is a Director of the Heartland Group, Inc. (5 funds).

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J. Wayne Hutchens, Birth year: 1944	Trustee	Mr. Hutchens was elected to the Board on October 30, 2012.	Mr. Hutchens is currently retired. From April 2006 to December 2012, he served as President and CEO of the University of Colorado (CU) Foundation and from April 2009 to December 2012, he was Executive Director of the CU Real Estate Foundation. Mr. Hutchens is also Trustee of the Denver Museum of Nature and Science (2000 to present), Director of AMG National Trust Bank (June 2012 to present) and Trustee of Children’s Hospital Colorado (May 2012 to present). Prior to these positions, Mr. Hutchens spent 29 years in the banking industry, retiring as Chairman of Chase Bank Colorado.	12	Mr. Hutchens is a Director of RiverNorth Opportunity Fund (2013 to present) RiverNorth Opportunistic Municipal Income Fund (2018 to present), RiverNorth DoubleLine Strategic Opportunity Fund (2018 to present) and RiverNorth Marketplace Lending Corp. (2018 to present)
Patrick Seese, Birth year: 1971	Trustee	Mr. Seese was elected to the Board on October 30, 2012.	Mr. Seese is an owner and a Managing Director of Integris Partners, a middle-market investment banking firm serving closely-held companies, financial sponsors and public companies (February 2008 to present). Prior to this, Mr. Seese was a Managing Director of Headwaters MB, a middle-market investing banking firm (December 2003 to February 2008). Prior to that, Mr. Seese worked in Credit Suisse First Boston’s Mergers and Acquisitions Group and served as Head of Corporation Development, Katy Industries, a publicly traded industrial and consumer products company and at Deloitte & Touche LLP, where he began his career in 1994.	12	Mr. Seese is a Director of The Mile High Five Foundation (2013 to present) and SJ Panthers Foundation (2016 to present)

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Interested Trustee

Name, Birth Year & Address*	Position(s) Held with Fund	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years***	Number of Funds in Fund Complex Overseen by Trustee ****	Other Directorships Held by Trustee During Past 5 Years***
O. May, Birth year: 1970	Trustee and President	Mr. May was elected Trustee and President on October 30, 2012. Mr. May was Chairman from October 30, 2012 to August 24, 2017.	Mr. May joined ALPS in 1995 and is currently President and Director of ALPS Fund Services, Inc., ALPS Distributors, Inc., and ALPS Portfolio Solutions Distributor, Inc., Executive Vice President and Director of ALPS Holdings, Inc. and ALPS Advisors, Inc. Because of his positions with these entities, Mr. May is deemed an affiliate of the Trust as defined under the 1940 Act. Mr. May is also on the Board of Directors of the University of Colorado Foundation and the AV Hunter Trust.	12	Mr. May is Trustee of the Reaves Utility Income Fund (1 fund) and Director of RiverNorth Opportunities Fund (1 fund).

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Officers

Name, Birth Year & Address*	Position(s) Held with Fund	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years***
Kimberly R. Storms, Birth year: 1972	Treasurer	Ms. Storms was elected Treasurer of the Trust on October 30, 2012.	Ms. Storms is Senior Vice President and Director of Fund Administration of ALPS. Because of her position with ALPS, Ms. Storms is deemed an affiliate of the Trust as defined under the 1940 Act. Ms. Storms is also Treasurer of Financial Investors Trust, Liberty All-Star Equity Fund and Liberty All-Star Growth Fund, Inc.
Richard C. Noyes, Birth year: 1970	Secretary	Mr. Noyes was elected Secretary of the Trust on November 14, 2016.	Mr. Noyes joined ALPS in 2015 and is Senior Vice President and General Counsel of ALPS. Prior to joining ALPS, Mr. Noyes served as Assistant Vice President and Senior Counsel of Janus Capital Management LLC. Mr. Noyes is deemed an affiliate of the Trust as defined under the 1940 Act.
Anne M. Berg, Birth year: 1973	Assistant Secretary	Ms. Berg was elected Assistant Secretary of the Trust on August 23, 2018.	Ms. Berg joined ALPS as Senior Investment Company Act Paralegal in February 2017. Prior to joining ALPS, Anne was a Senior Legal Manager at Janus Capital Group Inc., a global investment manager in Denver, Colorado. Because of her position with ALPS, Ms. Berg is deemed an affiliate of the Trust as defined under the 1940 Act.
Lucas D. Foss, Birth Year: 1977	Chief Compliance Officer (“CCO”)	Mr. Foss was elected CCO of the Trust on January 22, 2018.	Mr. Foss joined ALPS in November 2017 as Vice President and Deputy Chief Compliance Officer. Prior to his current role, Mr. Foss served as the Director of Compliance at Transamerica Asset Management (July 2015-November 2017). Deputy Chief Compliance Officer at ALPS (September 2012 – June 2015) Compliance Manager at ALPS (January 2010 - August 2012) and a Senior Compliance Analyst at ALPS (November 2006 – December 2009). Before joining ALPS, Mr. Foss held positions at Bisys Hedge Fund Services and Deutsche Asset Management. Because of his position with ALPS, Mr. Foss is deemed an affiliate of the Trust as defined under the 1940 Act. Mr. Foss is also CCO of Harvest Volatility Edge Trust, Goehring & Rozencwajg Investment Funds, Broadstone Real Estate Access Fund, Inc., Clough Global Funds and Clough Funds Trust.

*	All communications to Trustees and Officers may be directed to ALPS Series Trust c/o 1290 Broadway, Suite 1100, Denver, CO 80203.

**	This is the period for which the Trustee or Officer began serving the Trust. Each Trustee serves an indefinite term, until such Trustee’s successor is elected and appointed, or such Trustee resigns or is deceased. Officers are elected on an annual basis.

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***	Except as otherwise indicated, each individual has held the office shown or other offices in the same company for the last five years.

****	The Fund Complex currently consists of 12 series of the Trust; Seven Canyons Advisors, LLC does not provide investment advisory services for any of these series other than the Funds. and any other investment companies for which Seven Canyons Advisors, LLC provides investment advisory services, currently none.

Ward D. Armstrong

Mr. Armstrong has been an Independent Trustee of the Trust since May 27, 2016. He has been Director of the Heartland Group, Inc. since February 2008 and was Chairman of Ameriprise Trust Company from November 1996 to May 2007. Mr. Armstrong served as Managing Partner of NorthRock Partners, LLC from October 2013 to July 2015, Managing Director of Northrock Partners, a Private Wealth Advisory Practice of Ameriprise Financial from February 2010 to October 2013, Senior Vice President of Ameriprise Financial, Inc. from November 1984 to May 2007 and President of American Express Asset Management from 2002 to 2004. Mr. Armstrong received a B.S. in Business Administration (Finance Emphasis) from the University of Minnesota, Carlson School of Management. He was selected to serve as a Trustee of the Trust based on his business, financial services and investment management experience.

J. Wayne Hutchens

Mr. Hutchens has been an Independent Trustee of the Trust since October 30, 2012.  He has been a Director of the RiverNorth Opportunity Fund since 2013, the RiverNorth Opportunistic Municipal Income Fund since 2018, the RiverNorth DoubleLine Strategic Opportunity Fund since 2018, the RiverNorth Marketplace Lending Corp. since 2018, Trustee of the Denver Museum of Nature and Science since 2000, and Director of AMG National Trust Bank and Trustee of Children’s Hospital Colorado since 2012. From 2006 to 2012, he served as President and CEO of the University of Colorado (CU) Foundation and from 2009 to 2012, he also served as Executive Director of the CU Real Estate Foundation.  Prior to these positions, Mr. Hutchens spent 29 years in the banking industry, retiring as Chairman of Chase Bank Colorado.  Mr. Hutchens is a graduate of the University of Colorado at Boulder’s School of Business and has done graduate study at Syracuse University and the University of Colorado.  He was selected to serve as a Trustee of the Trust based on his business and financial services experience.

Patrick Seese

Mr. Seese has been an Independent Trustee of the Trust since October 30, 2012.  He has been a Director of The Mile High Five Foundation since 2013 and SJ Panthers Foundation since 2016. He has been an owner and a Managing Director of Integris Partners, a middle-market investment banking firm, since February 2008.  Prior to this, Mr. Seese was a Managing Director of Headwaters, MB, middle-market investing banking firm from 2003 to 2008. Prior to this, Mr. Seese was working in Credit Suisse First Boston’s Mergers and Acquisitions Group and served as Head of Corporate Development for Katy Industries, a publicly traded industrial and consumer products company and at Deloitte & Touche, LLP, where he began his career in 1994.  Mr. Seese is a graduate of the University of Colorado and earned an MBA from The University of Chicago Booth School of Business.  He is one of the founders of The Mile High Five Foundation (MH5), a charity dedicated to fund youth/health-related organizations.  Mr. Seese was selected to serve as a Trustee of the Trust based on his business, financial services and accounting experience.

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Jeremy O. May

Mr. May has been an Interested Trustee of the Trust since October 30, 2012.  He has been a Trustee of the Reaves Utility Income Fund since 2009 and Elevation ETF Trust since 2015. Mr. May joined ALPS Fund Services, Inc. (“AFS”), the Funds’ administrator, in 1995 and is President and Director of AFS, ALPS Distributors, Inc., the Funds’ principal underwriter, ALPS Portfolio Solutions Distributor, Inc., Executive Vice President and Director of ALPS Holdings, Inc. and ALPS Advisors, Inc. Before joining ALPS, Mr. May was an auditor with Deloitte & Touche LLP.  Mr. May is also Vice Chairman on the Board of Directors of the University of Colorado (CU) Foundation and the Board of Directors of the AV Hunter Trust.  Mr. May has a B.S. in Business Administration from the University of Colorado.  He was selected to serve as a Trustee of the Trust based on his business, financial services, accounting and investment management experience.

None of the Independent Trustees owns securities in Seven Canyons Advisors, LLC, the Funds’ investment adviser, or ALPS Distributors, Inc., the Funds’ principal underwriter, nor do they own securities in any entity directly controlling, controlled by, or under common control with these entities.

Leadership Structure and Oversight Responsibilities

Overall responsibility for oversight of the Funds rests with the Trustees.  The Trust has engaged the Adviser to manage the Funds on a day-to day basis.  The Board is responsible for overseeing the Adviser and other service providers in the operations of the Funds in accordance with the provisions of the 1940 Act, applicable provisions of state and other laws and the Trust’s Declaration of Trust.  The Board is currently composed of four members, three of whom are Independent Trustees.  The Board meets at regularly scheduled quarterly meetings each year.  In addition, the Board may hold special in-person or telephonic meetings or informal conference calls to discuss specific matters that may arise or require action between regular meetings.  As described below, the Board has established a Nominating and Corporate Governance Committee and an Audit Committee, and may establish ad hoc committees or working groups from time to time, to assist the Board in fulfilling its oversight responsibilities.  The Independent Trustees have also engaged independent legal counsel to assist them in performing their oversight responsibilities.

The Board has appointed Ward D. Armstrong, an Independent Trustee, to serve in the role of Chairman.  The Chairman’s role is to preside at all meetings of the Board and to act as a liaison with the Adviser, other service providers, counsel and other Trustees generally between meetings.  The Chairman may also perform such other functions as may be delegated by the Board from time to time. The Board reviews matters related to its leadership structure annually.  The Board has determined that the Board’s leadership structure is appropriate given the Trust’s characteristics and circumstances.  These include the Trust’s series of fund shares, each fund’s single portfolio of assets, each fund’s net assets and the services provided by the fund’s service providers.

Risk oversight forms part of the Board’s general oversight of the Funds and is addressed as part of various Board and Committee activities.  As part of its regular oversight of the Funds, the Board, directly or through a Committee, interacts with and reviews reports from, among others, Fund management, the Adviser, the Funds’ Chief Compliance Officer, the Funds’ legal counsel and the independent registered public accounting firm for the Funds regarding risks faced by the Funds.  The Board, with the assistance of Fund management and the Adviser, reviews investment policies and risks in connection with its review of the Funds’ performance.  The Board has appointed a Chief Compliance Officer to oversee the implementation and testing of the Funds’ compliance program and reports to the Board regarding compliance matters for the Funds and their principal service providers.  In addition, as part of the Board’s periodic review of the Funds’ advisory and other service provider agreements, the Board may consider risk management aspects of these service providers’ operations and the functions for which they are responsible.

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Audit Committee.  The Board has an Audit Committee which considers such matters pertaining to the Trust’s books of account, financial records, internal accounting controls and changes in accounting principles or practices as the Trustees may from time to time determine.  The Audit Committee also considers the engagement and compensation of the independent registered public accounting firm (“Firm”) and ensures receipt from the Firm of a formal written statement delineating relationships between the Firm and the Trust, consistent with Public Company Accounting Oversight Board Rule 3526.  The Audit Committee also meets privately with the representatives of the Firm to review the scope and results of audits and other duties as set forth in the Audit Committee’s Charter.  The Audit Committee members, each of whom are Independent Trustees, are:  Ward D. Armstrong, J. Wayne Hutchens and Patrick Seese.  The Audit Committee met three times during the fiscal year ended September 30, 2018.

Nominating and Corporate Governance Committee.  The Nominating and Corporate Governance Committee meets periodically to advise and assist the Board in selecting nominees to serve as trustees of the Trust.  The Nominating and Corporate Governance Committee believes the Board generally benefits from diversity of background, experience and views among its members and considers this a factor in evaluating the composition of the Board, but has not adopted any specific policy in this regard.  The Nominating and Corporate Governance Committee also advises and assists the Board in establishing, implementing and executing policies, procedures and practices that assure orderly and effective governance of the Trust and effective and efficient management of all business and financial affairs of the Trust.  Members of the Nominating and Corporate Governance Committee are currently:  Ward D. Armstrong, J. Wayne Hutchens and Patrick Seese.  The Nominating and Corporate Governance Committee of the Board met once during the fiscal year ended September 30, 2017.

Independent Trustee Retirement Policy

The Trustees do not serve a specified term of office. Each Trustee will hold office until the termination of the Trust or his or her earlier death, resignation, retirement, incapacity, or removal. Under the Funds’ Independent Trustee Retirement Policy (“Retirement Policy”), upon reaching the age of 75, an Independent Trustee is deemed to tender an offer of retirement, which retirement, if accepted, shall become effective upon the September 30th immediately following the tender of a retirement. The Board may decline the offer upon the vote of a majority of the continuing Trustees. If the Board declines an Independent Trustee’s offer, then the term of office of such Independent Trustee continues in accordance with the term under which such Independent Trustee was elected or appointed, provided that such Independent Trustee shall be deemed to tender anither offer of retirment upon each subsequent birthday. The Trustees review the Funds’ Retirement Policy from time to time and may make changes as deemed appropriate.

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Shareholder Nominations.  The Board will consider shareholder nominees for Trustees.  All nominees must possess the appropriate characteristics, skills and experience for serving on the Board.  In particular, the Board and its Independent Trustees will consider each nominee’s integrity, educational and professional background, understanding of the Trust’s business on a technical level and commitment to devote the time and attention necessary to fulfill a Trustee’s duties.  All shareholders who wish to recommend nominees for consideration as Trustees shall submit the names and qualifications of the candidates to the Secretary of the Trust by writing to: ALPS Series Trust, c/o Secretary, 1290 Broadway, Suite 1100, Denver, Colorado, 80203.

As of December 31, 2018, the dollar range of equity securities in the Funds beneficially owned by the Interested Trustee were as follows:

Interested Trustee	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies
Jeremy O. May	None	None

As of December 31, 2018, the dollar range of equity securities in the Fund beneficially owned by Independent Trustees were as follows:

Independent Trustees	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies*
Ward Armstrong	None	None
J. Wayne Hutchens	None	$10,001-$50,000
Patrick Seese	None	None

*	The Fund Complex currently consists of 12 series of the Trust; Seven Canyons Advisors, LLC does not provide investment advisory services for any of these series other than the Funds.

Remuneration of Trustees.  Effective October 1, 2018, the Independent Trustees of the Trust will receive a quarterly retainer of $8,000, plus $4,000 for each regular Board or Committee meeting attended and $2,000 for each special telephonic or in-person Board or Committee meeting attended. Additionally, the Audit Committee Chair will receive a quarterly retainer of $1,250 and the Independent Chair will receive a quarterly retainer of $2,500. Previously, the Independent Trustees of the Trust received a quarterly retainer of $5,000 and there were no retainers for the Audit Committee Chair or the Independent Chair. The Independent Trustees are also reimbursed for all reasonable out-of-pocket expenses relating to attendance at meetings.

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For the fiscal year ended September 30, 2018, the Independent Trustees received the following compensation:

Independent Trustees	Aggregate Compensation From the Trust	Pension Or Retirement Benefits Accrued As Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Aggregate Compensation From The Trust And Fund Complex Paid To Trustees*
J. Wayne Hutchens	$45,000	$0	$0	$45,000
Patrick Seese	$40,000	$0	$0	$40,000
Ward D. Armstrong	$50,000	$0	$0	$50,000

*	The Fund Complex currently consists of 12 series of the Trust; Seven Canyons Advisors, LLC does not provide investment advisory services for any of these series other than the Funds.

No officer, trustee or employee of the Adviser or any of its affiliates receives any compensation from the Funds for serving as an officer or trustee of the Funds.

INVESTMENT MANAGER

Seven Canyons Advisors, LLC (the “Adviser”), subject to the authority of the Board of Trustees, furnishes continuing investment supervision to the Funds and is responsible for the management of each Fund’s portfolio.

Founded in December 2017, the Adviser is an independent investment management firm. As of September 30, 2018 the Adviser had approximately $165 million in assets under management.

The Adviser’s principal address is 79 South Main St., 4th Floor Salt Lake City, UT 84111.

Pursuant to the Investment Advisory Agreement (the “Advisory Agreement”) with the Adviser, each Fund pays the Adviser an annual management fee as set out below based on each Fund’s average daily net assets.

Fund	Management Fee
Seven Canyons Strategic Income Fund	0.70%
Seven Canyons World Innovators Fund (Investor Class)	1.50%

The management fee is paid on a monthly basis. The initial term of the Advisory Agreement is two years.  The Board may extend the Advisory Agreement for additional one-year terms. The Board and shareholders of the Funds may terminate the Advisory Agreement upon thirty (30) days’ written notice and the Adviser may terminate the Advisory Agreement upon sixty (60) days’ notice.

The Adviser has contractually agreed to limit the amount of each Fund’s Total Annual Fund Operating Expenses, exclusive of shareholder service fees, brokerage expenses, interest expenses, acquired fund fees and expenses, taxes and extraordinary expenses, to an annual rate as set out below.

Fund	Contractual Fee Waiver
Seven Canyons Strategic Income Fund	0.95%
Seven Canyons World Innovators Fund (Investor Class)	1.75%
Seven Canyons World Innovators Fund (Institutional Class)	1.55%

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This agreement is in effect through September 10, 2020. The Adviser may not terminate this waiver without the approval by the Funds’ Board of Trustees. The Adviser will be permitted to recover, on a class-by-class basis, expenses it has borne subsequent to the effective date of the agreement described above (whether through reduction of its management fee or otherwise) only to the extent that a Fund’s expenses in later periods do not exceed the lesser of: (1) the contractual expense limit in effect at the time the Adviser waives or limits the expenses; or (2) the contractual expense limit in effect at the time the Adviser seeks to recover the expenses; provided, however, that the Funds will not be obligated to reimburse any such expenses borne by the Adviser more than three years after the date on which the fee or expense was waived or limited or assumed and paid by the Adviser, as calculated on a monthly basis.

The table below shows the management fees for Seven Canyons Advisors, LLC. for the fiscal year or period indicated below:
For the Fiscal Year Ended September 30, 2018
Seven Canyons Strategic Income Fund(1)
Gross Advisory Fees	$353,231
Waiver of Advisory Fees	($65,279)
Reimbursement of other Expenses	$0
Net Advisory Fees	$287,952
Seven Canyons World Innovators Fund(1)
Gross Advisory Fees	$3,080,911
Waiver of Advisory Fees	$(52,447)
Reimbursement of other Expenses	$0
Net Advisory Fees	$3,028,464

(1)	Effective September 10, 2018, the Funds merged into the ALPS Series Trust. The Funds were previously advised by Wasatch Advisors, Inc., and were recognized as the Wasatch Funds.

DISTRIBUTOR

Shares of each Fund are offered on a continuous basis through ALPS Distributors, Inc. (an affiliate of ALPS Fund Services, Inc.) (the “Distributor”), located at 1290 Broadway, Suite 1100, Denver, Colorado 80203, as distributor pursuant to a distribution agreement between the Distributor and the Trust on behalf of the Funds.  The Distributor is not obligated to sell any specific amount of Fund shares.

CODE OF ETHICS

The Trust, the Adviser and the Distributor each have adopted a code of ethics under Rule 17j-1 of the 1940 Act.  These codes of ethics permit the personnel of these entities to invest in securities, including securities that a Fund may purchase or hold.  The codes of ethics are on public file with, and are available from, the SEC.

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ADMINISTRATOR

The Trust on behalf of the Funds currently employs ALPS Fund Services, Inc. (an affiliate of the Distributor) (“ALPS” or the “Administrator”), located at 1290 Broadway, Suite 1100, Denver, Colorado 80203, under an administration agreement to provide certain administrative services to the Funds.

The table below shows the administrative fees earned by ALPS for the fiscal year indicated below:

For the Fiscal Year Ended September 30, 2018
Seven Canyons Strategic Income Fund(1)	$31,133
Seven Canyons World Innovators Fund(1)	$88,666

(1)	Effective September 10, 2018, the Funds merged into the ALPS Series Trust. The Funds were previously advised by Wasatch Advisors, Inc., and were recognized as the Wasatch Funds.

PROXY VOTING POLICIES AND PROCEDURES

Although individual Board members may not agree with particular policies or votes by the Adviser, the Board has approved delegating proxy voting discretion to the Adviser believing that the Adviser should be responsible for voting because it is a matter relating to the investment decision making process.

Attached as Appendix B is the Trust’s Proxy Voting Policies and Procedures and a summary of the Adviser’s proxy voting policies that the Adviser uses to determine how to vote proxies relating to portfolio securities, including the procedures that the Adviser uses when a vote presents a conflict between the interests of Fund shareholders, on the one hand, and those of the Adviser or any affiliated person of a Fund or the Adviser, on the other. Appendix B provides a general indication as to how the Adviser will vote proxies relating to portfolio securities on each issue listed. However, Appendix B does not address all potential voting issues or the intricacies that may surround individual proxy votes. For that reason, there may be instances in which votes may vary from the Trust’s and the Adviser’s Proxy Voting Policies and Procedures. Notwithstanding the foregoing, the Adviser always endeavors to vote proxies relating to portfolio securities in accordance with the Funds’ investment objectives. When applicable, information on how a Fund voted proxies relating to portfolio securities during the most recent prior 12-month period ended June 30 will be available without charge, (i) upon request, by calling 1-833-722-6966 and (ii) on the SEC’s website at http://www.sec.gov.

PRINCIPAL SHAREHOLDERS

To the best knowledge of the Trust, the names and addresses of the record and beneficial holders of 5% or more of the outstanding shares of each class of the Funds and the percentage of the outstanding shares held by such holders are set forth below. To the best knowledge of the Trust, entities shown as owning more than 25% of the outstanding Shares of a class of a Fund are not the beneficial owners of such Shares, unless otherwise indicated.

A shareholder who owns beneficially 25% or more of the outstanding securities of a Fund is presumed to “control” that Fund as defined in the 1940 Act. Such control may affect the voting rights of other shareholders.

As of December 31, 2018, the following shareholders owned 5% or more of the outstanding shares of a class of the Funds as listed below:

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Fund	Class	Shareholder Name	Address	Percentage of Interest	Type of Ownership
Seven Canyons Strategic Income Fund	Investor Class	CHARLES SCHWAB & CO., INC.	ATTN MUTUAL FUNDS SF215FMT-05, 211 MAIN ST, SAN FRANCISCO, CA 94105	14.37%	Record
Seven Canyons Strategic Income Fund	Investor Class	TD AMERITRADE CLEARING, INC	200 S 108TH AVE, OMAHA, NE 68154	6.73%	Record
Seven Canyons Strategic Income Fund	Investor Class	NATIONAL FINANCIAL SERVICES, LLC	82 DEVONSHIRE ST, MAIL ZONE ZE7F, BOSTON, MA 02109	16.95%	Record
Seven Canyons Strategic Income Fund	Investor Class	SAMUEL S STEWART JR.	269 A ST, SALT LAKE CTY UT 84103-2511	24.29%	Beneficial

Fund	Class	Shareholder Name	Address	Percentage of Interest	Type of Ownership
Seven Canyons World Innovators Fund	Institutional Class	WELLS FARGO CLEARING SERVICES, LLC	PO BOX 1745, WOODSTOCK, IL 60098	35.01%	Record
Seven Canyons World Innovators Fund	Institutional Class	CHARLES SCHWAB & CO., INC.	ATTN MUTUAL FUNDS SF215FMT-05, 211 MAIN ST, SAN FRANCISCO, CA 94105	9.60%	Record
Seven Canyons World Innovators Fund	Institutional Class	NATIONAL FINANCIAL SERVICES, LLC	82 DEVONSHIRE ST, MAIL ZONE ZE7F, BOSTON, MA 02109	41.69%	Record
Seven Canyons World Innovators Fund	Investor Class	CHARLES SCHWAB & CO., INC.	ATTN MUTUAL FUNDS SF215FMT-05, 211 MAIN ST, SAN FRANCISCO, CA 94105	14.73%	Record
Seven Canyons World Innovators Fund	Investor Class	TD AMERITRADE CLEARING, INC	200 S 108TH AVE, OMAHA, NE 68154	5.56%	Record
Seven Canyons World Innovators Fund	Investor Class	NATIONAL FINANCIAL SERVICES, LLC	82 DEVONSHIRE ST, MAIL ZONE ZE7F, BOSTON, MA 02109	25.25%	Record
Seven Canyons World Innovators Fund	Investor Class	PRUDENTIAL INVESTMENT MANAGEMENT SE	ATTN: JOANNE ROBERT MOOSIC-220-2B5 30 SCRANTON OFFICE PARK, SCRANTON, PA 18507	10.15%	Record

As of December 31, 2018, none of the Trustees or Officers of the Trust owned any of the outstanding shares of the Seven Canyons Strategic Income Fund or the Seven Canyons World Innovators Fund.

EXPENSES

The Funds’ expenses include taxes, interest, fees and salaries of the Trust’s Trustees and officers who are not trustees, officers or employees of the Funds’ service contractors, SEC fees, state securities qualification fees, costs of preparing and printing prospectuses for regulatory purposes and for distribution to existing shareholders, advisory and administration fees, charges of the custodian and of the transfer and dividend disbursing agent, certain insurance premiums, outside auditing and legal expenses, costs of shareholder reports and shareholder meetings and any extraordinary expenses. The Funds also pay for brokerage fees and commissions (if any) in connection with the purchase and sale of portfolio securities.

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PORTFOLIO MANAGER

The following sections set forth certain additional information with respect to the portfolio manager for each Fund. Unless noted otherwise, all information is provided as of September 30, 2018.

Other Accounts Managed by Portfolio Manager

The table below identifies as of September 30, 2018, the number of accounts (other than the Funds with respect to which information is provided) for which the Funds’ portfolio managers have day-to-day management responsibilities and the total assets in such accounts within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts.

Portfolio Manager	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number	Total Assets (in millions)	Number	Total Assets (in millions)*	Number*	Total Assets (in millions)*
Josh Stewart	0	$0	0	$0	1	$3.2
Samuel S. Stewart, Jr., PhD, CFA	0	$0	0	$0	1	$3.2

*	If an account was managed by a team, the total number of accounts and assets have been allocated to each respective team member. Therefore, some accounts and assets have been counted more than once.

Portfolio Manager Compensation

The Adviser’s Compensation Committee and Executive Committee review and determine its portfolio managers’ compensation. The committees may use independent third-party investment industry compensation survey results in evaluating competitive market compensation for its investment professionals. The committees may also consult with professional industry recruiters. The elements of total compensation for the portfolio managers are base salary, a performance-based bonus and other benefits. Portfolio managers who are also members of the Adviser additionally receive quarterly dividends. The Adviser has balanced the components of pay to provide portfolio managers with an incentive to focus on both shorter and longer-term performance. By design, portfolio manager compensation levels fluctuate—both up and down —with the relative investment performance of the Funds they manage.

Base Salary

Each portfolio manager is paid a fixed base salary depending upon their tenure.

Performance Bonus.

A large portion of a portfolio manager’s potential compensation is in the form of performance bonus. The performance bonus is based on pre-tax performance. At the end of each year, the Adviser will allocate a bonus pool that will loosely mirror firm profits. The bonus pool will reward portfolio managers, in part, for achieving top quartile performance relative to the performance of the applicable Fund’s peer group over both the short and long term.

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Peer groups are utilized to evaluate performance. Portfolio managers and research analysts are not paid a “commission” for the solicitation or acquisition of new clients or the retention of existing clients. However, the amount of revenue generated by each product is overlaid on performance to determine the size of each portfolio manager’s bonus (e.g. if performance were equal, a portfolio manager on a higher revenue product would receive a larger bonus than one on a smaller revenue product).

Potential Conflicts of Interest with Other Accounts

Potential conflicts of interest may arise when a fund’s portfolio managers have day-to-day management responsibilities with respect to one or more other funds or other accounts, as is the case for the portfolio managers listed in the table above.

The Adviser and the Funds have adopted compliance policies and procedures that are designed to mitigate various conflicts of interest that may arise for the Adviser and the individuals that it employs. For example, the Adviser’s Code of Ethics requires employees to place the Adviser’s clients’ interests ahead of the employee’s own interests. The Adviser has also adopted trade allocation procedures that are designed to facilitate the allocation of investment opportunities among multiple client accounts. There is no guarantee, however, that the policies and procedures adopted by the Adviser and the Funds will be able to detect and/or prevent every situation in which an actual or potential conflict may appear. These potential conflicts include:

Allocation of Limited Time and Attention. A portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. As a result, the portfolio manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if he were to devote substantially more attention to the management of a single fund. The effects of this potential conflict may be more pronounced where funds and/or accounts overseen by a particular portfolio manager have different investment strategies.

Allocation of Limited Investment Opportunities. If a portfolio manager identifies a limited investment opportunity that may be suitable for multiple funds and/or accounts, the opportunity may be allocated among these several funds or accounts, which may limit a fund’s ability to take full advantage of the investment opportunity.

Pursuit of Differing Strategies. At times, a portfolio manager may determine that an investment opportunity may be appropriate for only some of the funds and/or accounts for which he exercises investment responsibility, or may decide that certain of the funds and/or accounts should take differing positions with respect to a particular security. In these cases, the portfolio manager may place separate transactions for one or more funds or accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment or benefit of one or more other funds and/or accounts.

Selection of Brokers/Dealers. Portfolio managers may be able to select or influence the selection of the brokers and dealers that are used to execute securities transactions for the funds and/or account that they supervise. In addition to executing trades, some brokers and dealers provide portfolio managers with brokerage and research services (as those terms are defined in Section 28(e) of the 1934 Act), which may result in the payment of higher brokerage fees than might have otherwise been available. These services may be more beneficial to certain funds or accounts than to others. Although the payment of brokerage commissions is subject to the requirement that the portfolio manager determine in good faith that the commissions are reasonable in relation to the value of the brokerage and research services provided to the fund, a portfolio manager’s decision as to the selection of brokers and dealers could yield disproportionate costs and benefits among the funds and/or accounts that he manages.

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Variation in Compensation. A conflict of interest may arise where the financial or other benefits available to the portfolio manager differ among the funds and/or accounts that he manages. If the structure of the investment adviser’s management fee and/or the portfolio manager’s compensation differs among funds and/or accounts (such as where certain funds or accounts pay higher management fees or performance-based management fees), the portfolio manager might be motivated to help certain funds and/or accounts over others. The portfolio manager might be motivated to favor funds and/or accounts in which he has an interest or in which the investment adviser and/or its affiliates have interests. Similarly, the desire to maintain or raise assets under management or to enhance the portfolio manager’s performance record or to derive other rewards, financial or otherwise, could influence the portfolio manager to lend preferential treatment to those funds and/or accounts that could most significantly benefit the portfolio manager.

Related Business Opportunities. The Adviser or its affiliates may provide more services (such as distribution or recordkeeping) for some types of funds or accounts than for others. In such cases, a portfolio manager may benefit, either directly or indirectly, by devoting disproportionate attention to the management of funds and/or accounts that provide greater overall returns to the Adviser and its affiliates.

Ownership of Securities

The table below identifies ownership of Fund securities by each Portfolio Manager as of September 30, 2018.

Portfolio Manager	Dollar Range of Ownership of Securities
	Seven Canyons Strategic Income Fund	Seven Canyons World Innovators Fund
Josh Stewart	None	None
Samuel S. Stewart, Jr., PhD, CFA	Over $1,000,000	Over $1,000,000

NET ASSET VALUE

The following is a description of the procedures used by the Funds in valuing its assets. For the purpose of pricing purchase and redemption orders, the net asset value per share of each Fund is determined once daily as of the close of regularly scheduled trading on the NYSE (normally, 4:00 p.m. Eastern time). A Fund’s net asset value is calculated on each day that the NYSE is open for trading, i.e., Monday through Friday, except for New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day, and the preceding Friday or subsequent Monday when one of those holidays falls on a Saturday or Sunday, respectively.

In calculating net asset value, portfolio securities listed or traded on national securities exchanges for which market quotations are available are valued at the official closing price. If there is no official closing price, the securities are valued at the mean of the last bid and ask price.

Securities that are primarily traded on foreign exchanges generally are valued at the preceding closing values of such securities on their respective exchanges, except that when an occurrence subsequent to the time a value was so established is likely to have changed such value, then the fair value of those securities will be determined by consideration of other factors by or under the direction of the Trust’s Board or its delegates. In valuing assets, prices denominated in foreign currencies are converted to U.S. dollar equivalents at the current exchange rate. Securities may be valued by independent pricing services which use prices provided by market-makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics. In certain circumstances, bid and ask prices may be obtained from (i) a broker/dealer specified and deemed reliable by the Adviser, (ii) pink sheets, yellow sheets or the blue list, or (iii) a pricing agent that obtains quotations from broker/dealers or evaluates the value of the respective bid and ask prices. All other securities and other assets of a Fund will be valued at fair value as determined in good faith pursuant to procedures adopted by the Board.

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TAXES

This section provides additional information concerning U.S. federal income taxes. It is based on the Code, applicable Treasury Regulations, judicial authority and administrative rulings and practice, all as of the date of this SAI, and all of which are subject to change, possibly with retroactive effect. The following does not address any state, local or foreign or estate or gift tax matters.

A shareholder’s U.S. federal income tax consequences from acquiring, holding and disposing of shares in a Fund may vary depending upon his or her particular situation. This discussion only applies to shareholders who are U.S. persons. For purposes of this discussion, U.S. persons are: (i) U.S. citizens or residents, (ii) U.S. corporations (or entities treated as corporations for U.S. tax purposes), (iii) an estate whose income is subject to U.S. federal income taxation regardless of its source, or (iv) a trust, if a court within the United States is able to exercise primary supervision over its administration and one or more U.S. persons have the authority to control all of its substantial decisions, or certain electing trusts that were in existence on August 20, 1996, and were treated as domestic trusts on August 19, 1996. This discussion does not address issues of significance to U.S. persons in special situations such as: (i) certain types of tax-exempt organizations, (ii) shareholders holding shares through tax-advantaged accounts (such as 401(k) plan accounts or individual retirement accounts), (iii) shareholders holding investments through foreign institutions (financial and non-financial), (iv) financial institutions, (v) broker-dealers, and traders in securities that elect to mark-to-market their securities holdings, (vi) entities not organized under the laws of the United States or a political subdivision thereof, (vii) shareholders holding shares as part of a hedge, straddle or conversion transaction, and (viii) shareholders who are subject to the U.S. federal alternative minimum tax.

If a partnership (including for this purpose any entity treated as a partnership for U.S. federal income tax purposes) is a beneficial owner of shares, the tax treatment of a partner in the partnership will generally depend upon the status of the partner and the activities of the partnership. Partners of partnerships that are considering the purchase of shares should consult their own tax advisers regarding the U.S. federal income tax consequences of the purchase, ownership and disposition of shares.

The Funds have not requested and will not request an advance ruling from the IRS as to the U.S. federal income tax matters described below. The IRS could adopt positions contrary to those discussed below and such positions could be sustained. In addition, the foregoing discussion only addresses some of the U.S. federal income tax considerations generally affecting investments in the Funds. Prospective shareholders are urged to consult with their own tax advisers as to the particular U.S. federal tax consequences to them of an investment in a Fund, as well as the applicability and effect of any state, local or foreign laws, and the effect of possible changes in applicable tax laws.

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General Policies

In general, it is the policy of the Seven Canyons World Innovators Fund to distribute annually to shareholders as “ordinary income dividends” substantially all of their investment company taxable income (which includes, among other items, dividends, interest and the excess of any net short-term capital gains over net long-term capital losses). The Seven Canyons Strategic Income Fund makes such net income distributions quarterly. It is the policy of both Funds to distribute annually the excess of net long-term capital gains over net short-term capital losses, if any, after offsetting any capital loss carryovers, as “capital gains dividends.”

Ordinary income dividends and capital gain distributions are payable as of the close of the Exchange on the record date for each dividend or distribution. Shareholders may elect to re-invest their ordinary income dividends or capital gain distributions, or both. The election may be made at any time by submitting a written request directly to a Fund. In order for a change to be in effect for any dividend or distribution, it must be received by the Fund on or before the record date for such dividend or distribution.

Distributions and dividends are reinvested in additional Fund shares unless you instruct the Transfer Agent to have your distributions and/or dividends paid by check mailed to the address of record or transferred through an Automated Clearing House to the bank of your choice. If you elect to receive your dividends in cash and the dividend checks sent to you are returned “undeliverable” to the Fund or remain uncashed for six months, your cash election will automatically be changed and your future dividends will be reinvested. No interest will accrue on amounts represented by uncashed dividend or redemption checks. Distribution checks will only be issued for payments greater than $25.00. Distributions will automatically be reinvested in shares of the fund(s) generating the distribution if under $25.00. Un-cashed distribution checks will be canceled and proceeds reinvested at the then current net asset value, for any shareholder who chooses to receive distributions in cash, if distribution checks: (1) are returned and marked as “undeliverable” or (2) remain un-cashed for six months after the date of issuance. If distribution checks are canceled and reinvested, your account election may also be changed so that all future distributions are reinvested rather than paid in cash. Interest will not accrue on uncashed distribution checks

As required by federal law, detailed U.S. federal tax information will be furnished to each shareholder for each calendar year.

Taxation of the Funds

Each Fund intends to elect to be treated and qualify each year as a regulated investment company under Subchapter M of the Code. Each Fund also intends to be treated as a separate entity for federal income tax purposes. Thus, the provisions of the Code applicable to regulated investment companies generally will apply separately to each Fund even though each Fund is a series of the Trust. Furthermore, each Fund will separately determine its income, gain, losses and expenses for federal income tax purposes. In order to qualify for the special tax treatment accorded regulated investment companies and their shareholders, each Fund must, among other things: (i) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies and net income derived from interests in “qualified publicly traded partnerships;” (ii) diversify its holdings so that at the end of each fiscal quarter, (a) at least 50% of the value of its total assets consists of cash and cash items (including receivables), U.S. government securities, securities of other regulated investment companies, and other securities limited generally, with respect to any one issuer, to no more than 5% of the value of a Fund’s total assets and 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of a Fund’s total assets is invested in (1) the securities (other than those of the U.S. government or other regulated investment companies) of any one issuer, (2) the securities (other than the securities of other regulated investment companies) of two or more issuers which a Fund controls and which are engaged in the same, similar or related trades or businesses, or (3) in the securities of one or more qualified publicly traded partnerships and (iii) distribute with respect to each taxable year an amount equal to or exceeding the sum of (a) 90% of its “investment company taxable income,” as that term is defined in the Code (which generally includes, among other things, dividends, taxable interest, and the excess of any net short-term capital gains over net long-term capital losses, as reduced by certain deductible expenses) without regard to the deduction for dividends paid, and (b) 90% of its tax-exempt interest income, net of expenses allocable thereto. For purposes of meeting the diversification requirement described in (ii) above, in the case of each Fund’s investment in loan participations, the issuer may be the financial intermediary or the borrower. The requirements for qualification as a regulated investment company may significantly limit the extent to which each Fund may invest in some investments.

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With respect to (i) above, the IRS may limit qualifying income from foreign currency gains to the amount of such currency gains that are directly related to a regulated investment company’s principal business of investing in stock or securities (or options and futures with respect thereto) pursuant to regulations that may be promulgated in the future. For purposes of the 90% gross income requirement described in (i) above, income derived from a partnership will generally be treated as qualifying income only to the extent such income is attributable to items of income of the partnership which would be qualifying income if realized by the regulated investment company. However, 100% of the net income derived from an interest in a qualified publicly traded partnership (defined as an entity taxed as a partnership (x) interests in which are traded on an established securities market or readily tradable on a secondary market or the substantial equivalent thereof and (y) that derives less than 90% of its income from the qualifying income described in (i) above) will be treated as qualifying income. In addition, although in general the passive activity loss rules of the Code do not apply to regulated investment companies, such rules do apply to a regulated investment company with respect to items attributable to an interest in a qualified publicly traded partnership. Finally, for purposes of (ii)(a) above, the term “outstanding voting securities of such issuer” will include the equity securities of a qualified publicly traded partnership.

To the extent that it qualifies for treatment as a regulated investment company, a Fund will not be subject to U.S. federal income tax on income distributed to its shareholders in a timely manner in the form of dividends (including capital gain dividends, defined below). In certain situations, a Fund can cure failures to meet the income and diversification tests described above, including, in some cases, by paying the Fund-level tax and, in the case of diversification failures, disposing of certain assets. If a Fund were to fail to qualify as a regulated investment company accorded special tax treatment in any taxable year – for example, because it was not sufficiently diversified under the applicable Code tests – the Fund would be subject to tax on its taxable income at corporate rates, and all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, would be taxable to shareholders as ordinary income. To qualify again to be taxed as a regulated investment company that is accorded special treatment in a subsequent year, a Fund could be required to pay substantial taxes, penalties and interest and make substantial distributions. In addition, if a Fund fails to qualify as a regulated investment company for a period greater than two taxable years, the Fund may be required to recognize and pay tax on any net built-in gain (the excess of aggregate gain, including items of income, over aggregate loss that would have been realized if the Fund had been liquidated) or, alternatively, to be subject to taxation on such built-in gain recognized for a period of five years, in order to qualify as a regulated investment company in a subsequent year.

As a regulated investment company, each Fund generally will not be subject to U.S. federal income tax on its net capital gains (that is, any net long-term capital gains in excess of net short-term capital losses) properly reported by a Fund in a written statement to shareholders as capital gain dividends (“capital gain dividends”) and its investment company taxable income if any, that the Fund distributes to shareholders on a timely basis. Each Fund generally intends to distribute substantially all of its investment company taxable income and net capital gains, after offsetting any capital loss carryforwards, in a taxable year. If a Fund does retain any investment company taxable income, it will be subject to tax at regular corporate rates on the amount retained. However, a Fund may elect to have certain distributions paid after the close of a tax year treated as having been paid during the tax year for purposes of the regulated investment company distribution requirements and for purposes of determining its taxable income (“spill-over dividends”). Spill-over dividends are taxed to shareholders in the year in which they are received.

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If a Fund retains any net capital gain, it will also be subject to tax at regular corporate rates on the amount retained, but may designate the retained amount as undistributed capital gains in a notice to its shareholders who (i) will be required to include in income for U.S. federal income tax purposes, as long-term capital gain, their shares of such undistributed amount, and (ii) will be entitled to credit their proportionate shares of the tax paid by the Fund on such undistributed amount against their U.S. federal income tax liabilities, if any. For U.S. federal income tax purposes, the tax basis of shares owned by a shareholder of a Fund will be increased by an amount equal to the difference between the amount of undistributed capital gains included in the shareholder’s income and the tax deemed paid by the shareholder under clause (ii) of the preceding sentence.

Generally, the excess (if any) of a Fund’s net short-term capital loss over the net long-term capital loss for a taxable year will carry over as a short-term capital loss arising on the first day of the next tax year. In addition, the excess (if any) of a Fund’s net long-term capital loss over the net short-term capital gain for the year will carry over as a long-term capital loss arising on the first day of the next tax year. Unused capital losses realized by a Fund in taxable years beginning after December 22, 2010 may be carried forward indefinitely until they can be used to offset capital gains.

If future capital gains are offset by carried-forward capital losses, such future capital gains are not subject to Fund-level federal income tax, regardless of whether they are distributed to shareholders. However, future capital gains offset by carried-forward capital losses are generally subject to taxation as ordinary dividends to shareholders if distributed. Accordingly, the Funds do not expect to distribute any capital gains offset by carried-forward capital losses. The Funds cannot carry back or carry forward any net operating losses. As of September 30, 2018, the Seven Canyons Strategic Income Fund had $353,927 of short-term capital losses to carryforward with no expiration.

A regulated investment company may elect to treat any post-October capital loss (defined as the Fund’s net capital loss, net long-term capital loss, or net short-term capital loss, as applicable, in each case attributable to the portion of the taxable year after October 31) and late-year ordinary loss (generally, (i) net ordinary losses from the sale, exchange or other taxable disposition of property, attributable to the portion of the taxable year after October 31, plus (ii) other net ordinary losses attributable to the portion of the taxable year after December 31) as if incurred in the succeeding taxable year.

If a Fund fails to distribute in a calendar year at least an amount equal to the sum of 98% of its ordinary income for such year (taking into account certain deferrals and elections) and 98.2% of its net capital gain income for the one-year period ending on October 31 of such year, plus any retained amount for the prior year, the Fund will be subject to a non-deductible excise tax on the undistributed amounts. For these purposes, ordinary gains and losses from the sale, exchange or other taxable disposition of property that would be properly taken into account after October 31 are treated as arising on January 1 of the following calendar year. For purposes of the excise tax, a Fund will be treated as having distributed any amount on which it has been subject to corporate income tax in the taxable year ending within the calendar year. A dividend paid to shareholders in January of a year generally is deemed to have been paid on December 31 of the preceding year, if the dividend is declared and payable to the shareholders of record on a date in October, November or December of that preceding year.

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Each Fund intends to make distributions sufficient to avoid imposition of the excise tax, although there can be no assurance that it will be able to do so. Moreover, each Fund reserves the right to pay an excise tax rather than make an additional distribution when circumstances warrant (for example, the amount of excise tax to be paid is deemed de minimis by a Fund).

Equalization Accounting

Each Fund may use “equalization accounting” to determine the portion of its income and gains that has been distributed with respect to each taxable year. Under equalization accounting, a Fund would allocate a portion of its undistributed investment company taxable income and net capital gain to redemptions of Fund shares. This method would allow a Fund to reduce the amount of such income and gains that it distributes to non-redeeming shareholders, but would not reduce the total return on a shareholder’s investment. If the IRS determines that a Fund’s equalization method is improper and that the Fund has under-distributed its income and gain for any taxable year, the Fund may be liable for federal income and/or excise tax. Equalization accounting is not available for a Fund that is a personal holding company for federal income tax purposes.

Taxation of Fund Distributions

For U.S. federal income tax purposes, distributions of investment company taxable income are generally taxable as ordinary income to the extent of a Fund’s current or accumulated “earnings and profits.” Taxes on distributions of capital gains are determined by how long a Fund owned the investments that generated them, rather than how long a shareholder has owned his or her shares. Distributions of net capital gains from the sale of investments that a Fund owned for more than one year and that are properly designated by the Fund as capital gain dividends (i.e., “capital gain dividends”) will be taxable to Fund shareholders as long-term capital gains. Generally, distributions of gains from the sale of investments that a Fund owned for one year or less will be taxable as ordinary income.

A Fund may designate certain dividends as derived from “qualified dividend income,” which, when received by an individual, will be taxed at a maximum federal income tax rate applicable to long-term capital gain (assuming certain holding period requirements are satisfied), which (for this purpose) is 20%. Dividend income distributed to individual shareholders will qualify as “qualified dividend income” as that term is defined in section 1(h)(11)(B) of the Code to the extent such distributions are attributable to income from a Fund’s investments in common and preferred stock of U.S. companies and stock of certain qualified foreign corporations provided that certain holding period and other requirements are met by both the Fund and its shareholders. If 95% or more of a Fund’s gross income (excluding net long-term capital gain over net short-term capital loss) constitutes qualified dividend income, all of its distributions (other than capital gain dividends) generally will be treated as qualified dividend income in the hands of individual shareholders, as long as they satisfy certain holding period requirements with respect to their Fund shares. If less than 95% of a Fund’s income is attributable to qualified dividend income, then only the portion of the Fund’s distributions that is attributable to qualified dividend income and designated as such in a timely manner will be so treated in the hands of individual shareholders. Portions of a Fund’s distributions may be derived from qualified dividend income.

Distributions of earnings and gains to shareholders are taxable to shareholders even if the distributions are paid from income or gains earned by a Fund before a shareholder invested in the Fund (and thus were included in the price the shareholder paid), and whether shareholders receive them in cash or reinvest them in additional shares (other than distributions, if any, reported by a Fund as “exempt-interest dividends,” a designation which the Fund generally does not expect to make). Any gain resulting from the sale or exchange of Fund shares generally will be taxable as capital gains. Distributions declared and payable by a Fund during October, November or December to shareholders of record on a date in any such month and paid by the Fund during the following January will be treated for U.S. federal tax purposes as paid by the Fund and received by shareholders on December 31st of the year in which declared rather than the calendar year in which they were received.

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An additional 3.8% Medicare tax will be imposed on certain net investment income of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds certain amounts. Net investment income includes interest, dividends, royalties, rents, gross income from a trade or business involving passive activities, and net gain from disposition of property (other than property held in a non-passive trade or business). Net investment income also includes ordinary income and capital gain distributions received with respect to shares of a Fund and net gains from redemptions or other taxable dispositions of Fund shares. Net investment income is reduced by deductions properly allocable to such income.

Dividends received by corporate shareholders that are reported by a Fund in a written statement furnished to shareholders may qualify for a 50% (or possibly 65% in certain cases) dividends received deduction with respect to qualifying dividends received by a Fund from domestic corporations and with respect to that portion (if any) of interest paid or accrued on certain high yield discount obligations owned by the Fund that is treated as dividends, so long as (in either case) certain holding period requirements are met.

If a Fund makes a distribution in excess of its current and accumulated “earnings and profits” in any taxable year, the excess distribution will be treated as a return of capital to the extent of a shareholder’s tax basis in his or her shares, and thereafter as capital gain. A return of capital is not taxable, but it reduces a shareholder’s basis in his or her shares, thus reducing any loss or increasing any gain on a subsequent taxable disposition by the shareholder of such shares.

Sale or Redemption of Shares

The sale or redemption of Fund shares may give rise to a gain or loss. In general, any gain or loss realized upon a taxable disposition of Fund shares will be treated as long-term capital gain or loss if the shares have been held for more than one year. Otherwise, the gain or loss on the taxable disposition of Fund shares will be treated as short-term capital gain or loss. However, any loss realized upon a taxable disposition of shares held for six months or less will be treated as long-term, rather than short-term, to the extent of any long-term capital gain distributions received (or deemed received) by the shareholder with respect to the shares. The deductibility of capital losses is subject to limitations.

All or a portion of any loss realized upon a taxable disposition of Fund shares will be disallowed if other substantially identical shares of the same Fund or other substantially identical securities are purchased within 30 days before or after the disposition. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.

Special Tax Considerations

The following discussion relates to the particular U.S. federal income tax consequences of the investment policies of the Funds.

Non-U.S. Taxes

Investments in non-U.S. securities may cause a Fund to be liable to non-U.S. governments for taxes relating primarily to investment income or capital gains on non-U.S. securities in the Fund’s portfolio. If at the close of its taxable year more than 50% of the value of a Fund’s total assets consists of securities of foreign corporations (including foreign governments), the Fund may make an election under the Code that would allow Fund shareholders who are U.S. persons or U.S. corporations to claim a foreign tax credit or deduction (but not both) on their U.S. income tax return for their pro rata portion of qualified taxes paid by that Fund to non-U.S. countries in respect of non-U.S. securities held at least a minimum period as specified in the Code. If a Fund were eligible for and were to make the election, the amount of each shareholder’s distribution reported on the information returns filed by the Fund with the IRS must be increased by the amount of the shareholder’s portion of the Fund’s foreign tax paid. A shareholder’s ability to claim all or a part of a foreign tax credit or deduction in respect of non-U.S. taxes paid by a Fund would also be subject to certain holding period and other limitations imposed by the Code.

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If a Fund were to qualify as a “qualified fund of funds,” the Fund could be entitled to elect to pass-through its foreign tax credits without regard to the above described 50% requirement. For this purpose, the term “qualified fund of funds” means a regulated investment company if (at the close of each quarter of the taxable year) at least 50% of the value of its total assets is represented by interests in other regulated investment companies.

The Funds do not anticipate that they will be eligible for the elections discussed in this section.

Non-U.S. Currency Transactions

Transactions in non-U.S. currencies, non-U.S.-currency denominated debt obligations and certain non-U.S. currency options, future contracts, and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the non-U.S. currency concerned and may increase the amount and affect the timing and character of taxes payable by shareholders. Certain of a Fund’s transactions, if any, in foreign currencies and foreign currency denominated instruments are likely to result in a difference between the Fund’s book income and taxable income. This difference may cause a portion of the Fund’s income distributions to constitute a return of capital or capital gain for tax purposes or require the Fund to make distributions exceeding book income to avoid excise tax liability and to qualify as a regulated investment company, which may have the effect of accelerating taxable distributions to shareholders of the Fund.

Passive Foreign Investment Companies

A Fund may invest in stocks of foreign companies that may be classified under the Code as passive foreign investment companies (“PFICs”). In general, a foreign company is classified as a PFIC if at least one-half of its assets constitute investment-type assets or 75% or more of its gross income is investment-type income. When investing in PFIC securities, a Fund intends to mark-to-market these securities under certain provisions of the Code and recognize any unrealized gains as ordinary income at the end of the Fund’s fiscal and excise tax years. Deductions for losses are allowable only to the extent of any current or previously recognized gains. These gains (reduced by allowable losses) are treated as ordinary income that a Fund is required to distribute, even though it has not sold or received dividends from these securities. In addition, if a Fund is unable to identify an investment as a PFIC and thus does not make a mark-to-market election, the Fund may be subject to U.S. federal income tax and interest on a portion of any “excess distribution” or gain from the disposition of such shares even if such income is distributed as a taxable dividend by the Fund to its shareholders.

Alternatively, the Fund may elect to treat the PFIC as a “qualified electing fund” (a “QEF election”), in which case the Fund would be required to include its share of the company’s income and net capital gains annually, regardless of whether it receives distributions from the PFIC. As with the mark-to-market election, these amounts would be taken into account by the Fund for purposes of satisfying the distribution requirement and the excise tax distribution requirement. Under proposed Treasury Regulations issued by the IRS, earnings included in income under a QEF election would not be qualifying income for a regulated investment company unless such earnings are distributed in the taxable year in which they are earned. In order to make a QEF election, the Fund would be required to obtain certain annual information from the PFICs in which it invests, which may be difficult or impossible to obtain. Dividends paid by PFICs or by foreign corporations that were PFICs in the year preceding the payment of the dividend will not be eligible to be treated as qualified dividend income.

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Options and Other Financial Products

A Fund’s investments in options, hedging transactions, forward contracts, swaps and certain other transactions will be subject to special tax rules (including mark-to-market, constructive sale, straddle, wash sale, short sale and other rules), the effect of which may be to accelerate income recognized by the Fund, defer the Fund’s losses, cause adjustments in the holding periods of the Fund’s securities, convert capital gain into ordinary income and convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to Fund shareholders.

Certain positions undertaken by a Fund may constitute “straddles” for U.S. federal income tax purposes. The straddle rules may affect the character of gains or losses realized by a Fund. Losses realized by a Fund that are part of a straddle may be deferred beyond the point in time that they are realized. The straddle rules, if applicable, could increase the amount of short-term capital gain realized by a Fund, which is taxed as ordinary income when distributed to shareholders. Certain tax elections that a Fund may make with respect to straddles could affect the character and timing of recognition of gains and losses.

A Fund may make short sales of securities. Short sales may increase the amount of short-term capital gains realized by the Fund, which is taxed as ordinary income to the shareholders when distributed. Short sales may also constitute part of “constructive sales,” which would result in taxable income before the short-sale positions are terminated.

Certain of a Fund’s hedging activities including its transactions in options and foreign currencies, are likely to result in a difference between the Fund’s book income and taxable income. This difference may cause a portion of the Fund’s income distributions to constitute a return of capital or capital gain for tax purposes or require the Fund to make distributions exceeding book income to avoid excise tax liability and to qualify as a regulated investment company, which may have the effect of accelerating taxable distributions to shareholders.

Rules governing the tax aspects of notional principal contracts in which a Fund may invest are not clear in various respects. As a result, the IRS could challenge a Fund’s methods of accounting for U.S. federal income tax purposes for such contracts, and such a challenge could affect the status of a Fund as a regulated investment company.

When a Fund sells a put or call option, the premium received generally is not included in income at the time of receipt. If the option expires, the premium is generally included in income of the Fund as short-term capital gain. If the Fund enters into a closing transaction, the difference between the amount paid to close out its position and the premium received is generally short-term capital gain or loss. If a call option written by a Fund is exercised, thereby requiring the Fund to sell the underlying security, the premium will increase the amount realized upon the sale of such security and any resulting gain or loss generally will be a capital gain or loss, and will be long-term or short-term depending upon the holding period of the security. With respect to a put or call option that is purchased by a Fund, if the option is sold any resulting gain or loss generally will be a capital gain or loss, and will be long-term or short-term, depending upon the holding period of the option. If the option expires, the resulting loss is a capital loss and is long-term or short-term, depending upon the holding period of the option. If the option is exercised, the cost of the option, in the case of a call option, is added to the basis of the purchased security and in the case of a put option, reduces the amount realized on the underlying security in determining gain or loss.

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Some of the Funds’ investments, such as certain option transactions, futures contract transactions, and forward foreign currency exchange contracts may be “section 1256 contracts.” With certain exceptions, gains or losses attributable to section 1256 contracts generally are treated as sixty percent long-term capital gains or losses and forty percent short-term capital gains or losses (“60/40”). Section 1256 contracts held by a Fund at the end of a taxable year (and, generally, for purposes of the excise tax, on October 31 of each year) are “marked-to market” with the result that unrealized gains or losses are treated as though they were realized and the resulting gain or loss is treated as 60/40 gain or loss.

The application of certain requirements for qualification as a regulated investment company and the application of certain other federal income tax rules may be unclear in some respects in connection with investments in certain derivatives and other investments. As a result, a Fund may be required to limit the extent to which it invests in such investments and the IRS may not agree with the Fund’s treatment of such investments. In addition, the tax treatment of derivatives and certain other investments may be affected by future legislation, Treasury regulations and guidance issued by the IRS (which could apply retroactively) that could affect the timing, character and amount of a Fund’s income and gains and distributions to shareholders, affect whether the Fund has made sufficient distributions and otherwise satisfied the requirements to maintain its qualification as a regulated investment company and avoid federal income and excise taxes or limit the extent to which the Fund may invest in certain derivatives and other investments in the future.

Securities Issued or Purchased at a Discount

A Fund’s investment in debt obligations issued at a discount and certain other obligations will (and investments in debt obligations purchased at a discount may) require that Fund to accrue and distribute income not yet received (and which may never be received). In addition, payment-in-kind securities will give rise to income which is required to be distributed even though the Fund does not receive an interest payment in cash on the security during the year. In order to generate sufficient cash to make the requisite distributions, an affected Fund may be required to sell securities in its portfolio that it otherwise would have continued to hold. An affected Fund may realize gains or losses from such sales. In the event a Fund realizes net capital gains from such transactions, its shareholders may receive a larger capital gain distribution than they would in the absence of such transactions.

Some debt obligations that are acquired by a Fund in the secondary market may be treated as having market discount. “Market discount” is generally the excess of the stated redemption price of the bond at maturity over the basis of the bond immediately after its acquisition by the taxpayer. Generally, any gain recognized on the disposition of a debt security having market discount is treated as ordinary income to the extent the gain does not exceed the “accrued market discount” on such debt security. Market discount generally accrues in equal daily installments. A Fund may make certain elections applicable to debt obligations having market discount, which could affect the character and timing of recognition of income for U.S. federal income tax purposes.

For financial accounting purposes, depending upon the type of instrument involved and its credit quality, both original issue discount and market discount may be recognized over the expected or contractual life of the instrument. The 2017 Tax Act requires accrual-method taxpayers to recognize items of gross income for tax purposes in the year in which the taxpayer recognizes the income for financial accounting purposes. The IRS has said that it will not apply this provision to require the recognition of accrued market discount. However, it is possible that the 2017 Tax Act will accelerate the recognition by a Fund of original issue discount for income tax purposes.

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High-Risk Securities

The Funds may invest in debt obligations that are in the lowest rating categories or are unrated. Investments in debt obligations that are at risk of or in default present special tax issues for the Funds. The application of the U.S. federal income tax rules with respect to these types of investments is complicated and will depend upon the application of the law to facts that may be unclear, which may result in uncertainty about the U.S. federal income tax treatment of these investments (e.g., such as when a Fund may cease to accrue interest, original issue discount or market discount, when and to what extent deductions may be taken for bad debts, or worthless securities and how payments received on obligations in default should be allocated between principal and income). These and other related issues will be addressed by a Fund if it invests in such securities in order to seek to ensure that the Fund distributes sufficient income to avoid becoming subject to U.S. federal income or excise tax.

Real Estate Investment Trusts. If a Fund is invested in REITs, its REIT equity securities could result in such Fund’s receipt of cash in excess of the REIT’s earnings. If a Fund receives such distributions all or a portion of these distributions will constitute a return of capital to such Fund. Receiving a return of capital distribution from a REIT will reduce the amount of income available to be distributed to such Fund shareholders. Income from REIT securities generally will not be eligible for treatment as qualified dividend income.

Under the 2017 Tax Act, "qualified REIT dividends" (i.e., ordinary REIT dividends other than capital gain dividends and portions of REIT dividends designated as qualified dividend income) are eligible for a 20% deduction by individuals and other noncorporate taxpayers. On January 18, 2019, the Treasury Department released Proposed Regulations, on which taxpayers may rely pending the issuance of final regulations, that allows a regulated investment company (such as a Fund) to pay and report “section 199A dividends” to its shareholders with respect to the regulated investment company's qualified REIT dividends. Under the Proposed Regulations, the amount of section 199A dividends that a Fund may pay and report to its shareholders is limited to the excess of the "qualified REIT dividends" that the Fund receives from REITs for a taxable year over the Fund’s expenses allocable to such dividends. A shareholder may treat section 199A dividends received with respect to a share of a Fund as "qualified REIT dividends” if the shareholder has held the share for more than 45 days during the 91-day period beginning 45 days before the date on which the share becomes ex-dividend, but only to the extent that the shareholder is not under an obligation (under a short-sale or otherwise) to make related payments with respect to positions in substantially similar or related property. A shareholder may include 20% of the shareholder's "qualified REIT dividends" in the computation of the shareholder’s “combined qualified business income amount” under Code Section 199A. Code Section 199A allows a taxpayer (other than a corporation) a deduction for a taxable year equal to the lesser of (A) the taxpayer’s “combined qualified business income amount” or (B) 20% of the excess of the taxpayer’s taxable income over the taxpayer’s net capital gain for the year.

Backup Withholding

Each Fund generally is required to withhold and remit to the U.S. Treasury a percentage of the taxable distributions and redemption proceeds paid to any individual shareholder who fails to properly furnish a Fund with a correct taxpayer identification number (TIN), who has under-reported dividend or interest income, or who fails to certify to a Fund that he or she is not subject to such withholding. The backup withholding tax rate is 24% for tax years beginning after December 31, 2017 and before January 1, 2026.

Backup withholding is not an additional tax. Amounts withheld under the backup withholding rules from a payment to a shareholder generally may be refunded or credited against the shareholder’s federal income tax liability, if any, provided that certain required information is timely furnished to the IRS. A shareholder who has not been notified by the IRS that the shareholder has failed to report interest or dividends may normally avoid backup withholding by furnishing a properly completed IRS Form W-9. If a shareholder fails to furnish a valid TIN upon request, the shareholder can be subject to IRS penalties.

Cost Basis Reporting

The Funds (or their administrative agents) must report to the IRS and furnish to fund shareholders the cost basis information for fund shares purchased on or after January 1, 2012, and redeemed, exchanged or otherwise sold on or after that date. For such shares, in addition to the requirement to report the gross proceeds from the sale of Fund shares, each Fund will also be required to report the cost basis information for such shares and indicate whether these shares had a short-term or long-term holding period. In the absence of an election by a shareholder to elect from certain cost basis methods which have been accepted by the IRS, a Fund will use its default cost basis method. The cost basis method elected or applied may generally not be changed after the settlement date of a sale of Fund shares. Fund shareholders should consult with their tax advisers concerning the most desirable IRS-accepted cost basis method for their tax situation and to obtain more information about how the new cost basis reporting law applies to them. The historical law requirement to report only the gross proceeds from the sale of Fund shares continues to apply to all fund shares acquired through December 31, 2011.

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Investors should consult with their tax advisers regarding the U.S. federal, foreign, state and local tax consequences of an investment in a Fund.

Reportable Transactions

If a shareholder recognizes a loss with respect to Fund shares of $2 million or more for an individual shareholder, or $10 million or more for a corporate shareholder, in any single taxable year (or a greater amount over a combination of years), the shareholder must file with the IRS a disclosure statement on Form 8886. Shareholders who own portfolio securities directly are in many cases excepted from this reporting requirement but, under current guidance, shareholders of regulated investment companies are not excepted. A shareholder who fails to make the required disclosure to the IRS may be subject to substantial penalties. The fact that a loss is reportable under these regulations does not affect the legal determination of whether or not the taxpayer’s treatment of the loss is proper. Shareholders should consult with their tax advisers to determine the applicability of these regulations in light of their individual circumstances.

Foreign Accounts

Under the Foreign Account Tax Compliance Act (or “FATCA”), foreign financial institutions as defined by FATCA (“FFIs”) or non-financial foreign entities as defined by FATCA (“NFFEs”) that are shareholders of a Fund may be subject to a 30% withholding tax on: (1) income dividends paid by the Fund, and (2) certain capital gain distributions and the proceeds of a sale of Fund shares paid after December 31, 2018. The FATCA withholding tax generally may be avoided: (a) by an FFI, if it reports certain direct and indirect ownership of foreign financial accounts held by U.S. persons with the FFI, and (b) by an NFFE, if it: (i) certifies that is has no substantial U.S. persons as owners or (ii) if it does have such owners, reporting information relating to them to the withholding agent (which may be the Fund). The U.S. Treasury has negotiated intergovernmental agreements (each, an “IGA”) with certain countries and is in various stages of negotiations with other foreign countries with respect to one or more alternative approaches to implement FATCA. An entity in one of those countries may be required to comply with the terms of an IGA and applicable local law instead of U.S. Treasury regulations.

An FFI can avoid FATCA withholding by becoming a “participating FFI,” which requires the FFI to enter into a tax compliance agreement with the IRS under section 1471(b) of the Code under which it agrees to verify, report and disclose certain of its U.S. accountholders and provided that such entity meets certain other specified requirements. The FFI will report to the IRS, or, depending on the FFI’s country of residence, to the government of that country (pursuant to the terms and conditions of an applicable IGA and applicable law), which will, in turn, report to the IRS. An FFI that is resident in a country that has entered into an IGA with the U.S. to implement FATCA will be exempt from FATCA withholding provided that the FFI shareholder and the applicable foreign government comply with the terms of such agreement.

An NFFE that is the beneficial owner of a payment from a Fund can avoid FATCA withholding generally by certifying that it does not have any substantial U.S. owners or by providing the name, address and taxpayer identification number of each substantial U.S. owner. The NFFE will report to the Fund or other applicable withholding agent, which will, in turn, report information to the IRS.

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Such foreign shareholders also may fall into certain exempt, excepted or deemed compliant categories as established by U.S. Treasury regulations, IGAs, and other guidance regarding FATCA. An FFI or NFFE that invests in a Fund will need to provide the Fund with documentation properly certifying the entity’s status under FATCA in order to avoid FATCA withholding. The requirements imposed by FATCA are different from, and in addition to, the U.S. certification rules to avoid backup withholding described above.

Other Tax Matters

Special tax rules apply to investments through defined contribution plans and other tax-qualified plans, as well as investments by other tax-exempt investors. Shareholders should consult their tax adviser to determine the suitability of shares of a Fund as an investment through such plans or by other tax-exempt investors and the precise effect that investment in a Fund would have on their particular tax situation.

The foregoing discussion relates solely to U.S. federal income tax law. Dividends and distributions also may be subject to state and local taxes. Shareholders are urged to consult their tax advisers regarding specific questions as to U.S. federal, state, local and, where applicable, foreign taxes. Foreign investors should consult their tax advisers concerning the U.S. federal income tax consequences of ownership of shares of a Fund, including the certification and filing requirements imposed on foreign investors in order to qualify for exemption from the backup withholding tax rates (or a reduced rate of withholding provided by treaty and the potential applicability of the U.S. estate tax).

The foregoing is a general and abbreviated summary of the applicable provisions of the Code and related regulations currently in effect. For the complete provisions, reference should be made to the pertinent Code sections and regulations. The Code and regulations are subject to change by legislative or administrative actions.

The 2017 Tax Act

The 2017 Tax Act substantially altered the U.S. federal income tax rules for the taxation of individuals and corporations, generally effective for taxable years beginning after December 31, 2017. Several specific provisions of the 2017 Tax Act are described in the relevant portions of this SAI. The 2017 Tax Act also makes numerous changes to the tax rules that do not affect regulated investment companies directly but may affect shareholders and may indirectly affect the Funds. Among many other tax changes introduced by the 2017 Act, the 2017 Act changes marginal income tax rates applicable to individuals and other taxpayers. Most of the changes applicable to individuals are temporary and apply only to taxable years beginning after December 31, 2017 and before January 1, 2026. The 2017 Tax Act does not change the maximum federal income tax rates that apply to long-term capital gains recognized by noncorporate taxpayers. The 2017 Tax Act also establishes a 20% deduction for qualified business income from certain pass-through business, including publicly traded partnerships and REITS. Under Proposed Treasury Regulations, this deduction may be available in certain circumstances for certain distributions received by individual and other noncorporate shareholders from a Fund that itself receives qualifying dividends from REITs. See the discussion above under "Real Estate Investment Trusts." Under current law, the 20% deduction is not available for distributions with respect to a Fund's investments in publicly traded partnerships.

DESCRIPTION OF THE TRUST

The Trust was organized as a Delaware business trust on January 12, 2012 and consists of multiple separate portfolios or series. The Board may establish additional series in the future. The capitalization of the Trust consists solely of an unlimited number of shares of beneficial interest with no par value.

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The Trust consists of multiple separate portfolios or series. When certain matters affect one fund but not another, the shareholders vote as a fund regarding such matters. Subject to the foregoing, on any matter submitted to a vote of shareholders, all shares then entitled to vote will be voted separately by the fund unless otherwise required by the 1940 Act, in which case all shares will be voted in the aggregate. For example, a change in a fund’s fundamental investment policies would be voted upon only by shareholders of the fund. Additionally, approvals of Investment Advisory Contracts are matters to be determined separately by the fund.

Approval by the shareholders of one fund is effective as to that fund whether or not sufficient votes are received from the shareholders of the other fund to approve the proposal as to that fund. The term “majority,” when referring to approvals to be obtained from shareholders of a fund means the vote of the lesser of (i) 67% of the shares of the fund or class represented at a meeting if the holder of more than 50% of the outstanding shares of the fund or class are present in person or by proxy, or (ii) more than 50% of the outstanding shares of the fund. The term “majority,” when referring to the approvals to be obtained from shareholders of the Trust as a whole means the vote of the lesser of (i) 67% of the Trust’s shares represented at a meeting if the holders of more than 50% of the Trust’s outstanding shares are present in person or proxy, or (ii) more than 50% of the Trust’s outstanding shares. Shareholders are entitled to one vote for each full share held and fractional votes for fractional shares held, unless the Board determines in any particular case (which determination may be made without the vote or consent of shareholders) that each dollar of net asset value shall be entitled to one vote on any matter on which such shares are entitled to vote and each fractional dollar amount shall be entitled to a proportionate fractional vote.

The Trust is not required to hold regular annual meetings of a fund’s shareholders and does not intend to do so. However, the Trust undertakes to hold a special meeting of its shareholders if the purpose of voting on the question of removal of a director or trustees is requested in writing by the holders of at least 10% of the Trust’s outstanding voting securities, and to assist in communicating with other shareholders as required by Section 16(c) of the 1940 Act. The Declaration of Trust provides that the holders of not less than two-thirds of the outstanding shares of the Trust may remove a person serving as Trustee either by declaration in writing or at a meeting called for such purpose.

Each share of a Fund represents an equal proportional interest in the fund with each other share and is entitled to such dividends and distributions out of the income earned on the assets belonging to a Fund as are declared in the discretion of the Trustees. In the event of the liquidation or dissolution of the Trust, shareholders of a Fund are entitled to receive the assets attributable to the Fund that are available for distribution, and a distribution of any general assets of the Trust not attributable to the Fund that are available for distribution in such manner and on such basis as the Trustees in their sole discretion may determine.

Each class of shares has equal rights to voting, redemption, dividends and liquidation, except that each class bears different class expenses and each has exclusive voting rights with respect to matters that relate solely to that class or for which the interests of one class differ from the interests of another class.

To the extent a Fund offers more than one class of shares, income, realized and unrealized capital gains and losses, and any expenses of a Fund (other than “Class Expenses” as defined below, shall be allocated to each class of the Fund, as applicable, after such net asset value is adjusted for the prior day’s capital share transactions. Expenses subject to this allocation include expenses incurred by the Trust that are not attributable to any particular Fund or to a particular class of shares of a Fund and expenses incurred by a Fund that are not attributable to any particular class of shares of a Fund (such as fees and expenses relating to the custody of the assets of a Fund and investment advisory fees and other expenses relating to the management of a Fund’s assets). Expenses that are attributable to a specific class of shares of a Fund (“Class Expenses”), shall be allocated to such class to the extent practicable.

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Shareholders are not entitled to any preemptive rights. All shares, when issued, will be fully paid and non-assessable by the Trust.

Under Delaware law, shareholders could, under certain circumstances, be held personally liable for the obligations of a series of the Trust but only to the extent of the shareholder’s investment in such series. However, the Declaration of Trust disclaims liability of the shareholders, Trustees or officers of the Trust for acts or obligations of the Trust, which are binding only on the assets and property of each series of the Trust and requires that notice of the disclaimer be given in each contract or obligations entered into or executed by the Trust or the Trustees. The risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Trust itself would be unable to meet its obligations and should be considered remote and is limited to the amount of the shareholder’s investment in the Fund.

OTHER INFORMATION ABOUT THE FUNDS

Custodian. State Street Bank and Trust Company, located at 1 Iron St, Boston, Massachusetts 02210, serves as the custodian for the Funds. As such, the Custodian holds in safekeeping certificated securities and cash belonging to the Funds and, in such capacity, is the registered owner of securities in book-entry form belonging to the Funds. Upon instruction, the Custodian receives and delivers cash and securities of the Funds in connection with Fund transactions and collects all dividends and other distributions made with respect to Fund portfolio securities. The Custodian also maintains certain accounts and records of the Funds. Sub-custodians provide custodial services for any foreign assets held outside of the United States.

Transfer Agent. ALPS, pursuant to a Transfer Agency and Service Agreement, serves as transfer agent for the Funds. As Transfer Agent, ALPS has, among other things, agreed to (i) issue and redeem shares of the Funds; (ii) make dividend and other distributions to shareholders of the Funds; (iii) effect transfers of shares; (iv) mail communications to shareholders of the Funds, including account statements, confirmations, and dividend and distribution notices; (v) facilitate the electronic delivery of shareholder statements and reports and (vi) maintain shareholder accounts. Under the Transfer Agency and Service Agreement, ALPS receives from the Trust on behalf of the Funds an annual minimum fee and a fee based upon the number of shareholder accounts and is also reimbursed for out-of-pocket expenses. As described above, ALPS is an affiliate of the Distributor.

Independent Registered Public Accounting Firm. Cohen & Company, Ltd. (“Cohen”) serves as the Trust’s independent registered public accounting firm. Cohen provides audit services, tax return review and assistance. Cohen is located at 1350 Euclid Ave., Suite 800, Cleveland, Ohio 44115.

Counsel. Davis Graham & Stubbs LLP serves as counsel to the Trust and is located at 1550 17th Street, Suite 500, Denver, Colorado 80202. Thompson Hine LLP serves as counsel to the Independent Trustees and is located at 41 South High Street, Columbus, Ohio 43215.

PERFORMANCE INFORMATION

Yield and Total Return. A Fund may from time to time include the yield and/or total return of its shares in advertisements or information in advertisements or information furnished to present or prospective shareholders.

A Fund’s yield will vary from time to time depending upon market conditions, the composition of its portfolios and operating expenses of the Trust allocated to the Fund. These factors, possible differences in the methods used in calculating yield, and the tax exempt status of distributions, should be considered when comparing a Fund’s yield to yields published for other investment companies and other investment vehicles. Yield should also be considered relative to changes in the value of a Fund’s shares and to the relative risks associated with the investment objectives and policies of a Fund.

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At any time in the future, yields and total return may be higher or lower than past yields and there can be no assurance that any historical results will continue.

Investors in a Fund are specifically advised that share prices, expressed as the net asset value per share, will vary just as yield will vary. An investor’s focus on the yield of a Fund to the exclusion of the consideration of the share price of the Fund may result in the investor’s misunderstanding the total return he or she may derive from the Fund.

FINANCIAL statements

The audited financial statements of the Seven Canyons Funds for the fiscal year ended September 30, 2018, and the report of Cohen & Company, Ltd., the Funds’ independent registered public accounting firm, are incorporated herein by reference to the Funds’ Annual Report for the fiscal year ended September 30, 2018. The Annual Report was filed on Form N-CSR with the SEC on December 10, 2018. The Annual Report is available at no charge by writing or telephoning the Fund at the address or number on the front page of this Statement of Additional Information.

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APPENDIX A

DESCRIPTION OF SECURITIES RATINGS

A Fund may make use of average portfolio credit quality standards to assist institutional investors whose own investment guidelines limit their investments accordingly. In determining a Fund’s overall dollar-weighted average quality, unrated securities are treated as if rated, based on the adviser’s view of their comparability to rated securities. A Fund’s use of average quality criteria is intended to be a guide for those investors whose investment guidelines require that assets be invested according to comparable criteria. Reference to an overall average quality rating for a Fund does not mean that all securities held by the Fund will be rated in that category or higher. A Fund’s investments may range in quality from securities rated in the lowest category in which the Fund is permitted to invest to securities rated in the highest category (as rated by Moody’s, S&P or Fitch or, if unrated, determined by the adviser to be of comparable quality). The percentage of a Fund’s assets invested in securities in a particular rating category will vary. Following is a description of Moody’s, S&P’s and Fitch’s ratings applicable to fixed-income securities.

Moody’s Investors Service, Inc.

Corporate and Municipal Bond Ratings

Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edge.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long-term risks appear somewhat larger than with Aaa securities.

A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment sometime in the future.

Baa: Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured), interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Bonds which are rated B generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C: Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Moody’s bond ratings, where specified, are applicable to financial contracts, senior bank obligations and insurance company senior policyholder and claims obligations with an original maturity in excess of one year. Obligations relying upon support mechanisms such as letter-of-credit and bonds of indemnity are excluded unless explicitly rated. Obligations of a branch of a bank are considered to be domiciled in the country in which the branch is located.

Unless noted as an exception, Moody’s rating on a bank’s ability to repay senior obligations extends only to branches located in countries which carry a Moody’s Sovereign Rating for Bank Deposits. Such branch obligations are rated at the lower of the bank’s rating or Moody’s Sovereign Rating for the Bank Deposits for the country in which the branch is located. When the currency in which an obligation is denominated is not the same as the currency of the country in which the obligation is domiciled, Moody’s ratings do not incorporate an opinion as to whether payment of the obligation will be affected by the actions of the government controlling the currency of denomination. In addition, risk associated with bilateral conflicts between an investor’s home country and cither the issuer’s home country or the country where an issuer branch is located are not incorporated into Moody’s ratings.

Moody’s makes no representation that rated bank obligations or insurance company obligations are exempt from registration under the Securities Act or issued in conformity with any other applicable law or regulation. Nor does Moody’s represent that any specific bank or insurance company obligation is legally enforceable or a valid senior obligation of a rated issuer.

Moody’s applies numerical modifiers, 1, 2, and 3 in each generic rating classified from Aa through Caa in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

Corporate Short-Term Debt Ratings

Moody’s short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations. These obligations have an original maturity not exceeding one year, unless explicitly noted.

Moody’s employs the following three designations, all judged to be investment-grade, to indicate the relative repayment ability of rated issuers:

PRIME-1: Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries; high rates of return on funds employed: conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.

PRIME-2: Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

PRIME-3: Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

NOT PRIME: Issuers rated Not Prime do not fall within any of the Prime rating categories.

Standard & Poor’s Ratings Services

Issue Credit Rating Definitions

A Standard & Poor’s issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The issue credit rating is not a recommendation to purchase, sell, or hold a financial obligation, inasmuch as it does not comment as to market price or suitability for a particular investor.

Issue credit ratings are based on current information furnished by the obligors or obtained by Standard & Poor’s from other sources it considers reliable. Standard & Poor’s does not perform an audit in connection with any credit rating and may, on occasion, rely on unaudited financial information. Credit ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

Issue credit ratings can be either long-term or short-term. Short-term ratings are generally assigned to those obligations considered short term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days, including commercial paper. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. The result is a dual rating, in which the short-term rating addresses the put feature, in addition to the usual long-term rating. Medium-term notes are assigned long-term ratings.

Issue credit ratings are based, in varying degrees, on the following considerations: likelihood of payment - capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation: nature of and provisions of the obligation; protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

The issue rating definitions are expressed in terms of default risk. As such, they pertain to senior obligations of an entity. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation applies when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.) Accordingly, in the case of junior debt the rating may not conform exactly with the category definition.

Corporate and Municipal Bond Ratings

Investment-grade

AAA: An obligation rated AAA has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA: An obligation rated ‘AA’ differs from the highest rated obligations only in small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A: An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB: An obligation rated ‘BBS’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Speculative Grade

Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’ and ‘C’ are regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.

BB: An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B: An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC: An obligation rated ‘CCC’ is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC: An obligation rated ‘CC’ is currently highly vulnerable to nonpayment.

C: A subordinated debt or preferred stock obligation rated ‘C’ is currently highly vulnerable to nonpayment. The ‘C’ rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued. A ‘C’ also will be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.

D: An obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Plus (+) or Minus (–): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Provisional ratings: The letter “p” indicates that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of, such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

r: This symbol is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating. Examples include: obligations linked or indexed to equities, currencies, or commodities; obligations exposed to severe prepayment risk - such as interest-only or principal-only mortgage securities; and obligations with unusually risky interest terms, such as inverse floaters.

The absence of an “r” symbol should not be taken as an indication that an obligation will exhibit no volatility or variability in total return.

N.R.: This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor’s does not rate a particular obligation as a matter of policy.

Debt obligations of issuers outside the United States and its territories are rated on the same basis as domestic corporate and municipal issues. The ratings measure the creditworthiness of the obligor but do not take into account currency exchange and related uncertainties.

Commercial Paper Rating Definitions

A Standard & Poor’s commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into several categories, ranging from A for the highest quality obligations to D for the lowest. These categories are as follows:

A-1: A short-term obligation rated ‘A-1’ is rated in the highest category by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2: A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3: A short-term obligation rated ‘A-3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B: A short-term obligation rated ‘B’ is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

C: A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D: A short-term obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

A commercial paper rating is not a recommendation to purchase, sell or hold a security inasmuch as it does not comment as to market price or suitability for a particular investor. The ratings are based on current information furnished to Standard & Poor’s by the issuer or obtained from other sources it considers reliable. Standard & Poor’s does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in or unavailability of such information.

Fitch Investor Services, Inc.

Credit Ratings

Fitch’s credit ratings provide an opinion on the relative ability of an entity to meet financial commitments, such as interest, preferred dividends, repayment of principal, insurance claims or counterparty obligations. Credit ratings are used by investors as indications of the likelihood of receiving their money back in accordance with the terms on which they invested. Fitch’s credit ratings cover the global spectrum of corporate, sovereign (including supranational and sub-national), financial, bank, insurance, municipal and other public finance entities and the securities or other obligations they issue, as well as structured finance securities backed by receivables or other financial assets.

The use of credit ratings defines their function: “investment grade” ratings (international Long-term ‘AAA’ to ‘BBB-’ categories; Short-term ‘F1’ to ‘F3’) indicate relatively low to moderate credit risk, while those in the “speculative” or “non-investment grade” categories (international Long-term ‘BB+’ to ‘D’; Short-term ‘B’ to ‘D’) either signal a higher level of credit risk or that a default has already occurred. Credit ratings express risk in relative rank order, which is to say they are ordinal measures of credit risk and are not predictive of a specific frequency of default or loss.

Depending on their application, credit ratings address benchmark measures of probability of default as well relative expectations of loss given default. For example, issuers are typically assigned Issuer Default Ratings that are relative measures of default probability. Similarly, short-term credit ratings give primary consideration to the likelihood that obligations will be met on a timely basis. Securities, however, are rated taking into consideration probability of default and loss given default. As a result, for entities such as corporations, security ratings may be rated higher, lower or the same as the issuer rating to reflect expectations of the security’s relative recovery prospects, as well as differences in ability and willingness to pay. While recovery analysis plays an important role throughout the ratings scale, it becomes a more critical consideration for below investment-grade securities and obligations, particularly at the lower end of the non-investment-grade ratings scale where Fitch often publishes actual Recovery Ratings that are complementary to the credit ratings.

Structured finance ratings typically are assigned to each individual security or tranche in a transaction, and not to an issuer. Each structured finance tranche is rated on the basis of various stress scenarios in combination with its relative seniority, prioritization of cash flows and other structural mechanisms.

International Long-Term Credit Ratings

International Long-Term Credit Ratings (LTCR) may also be referred to as Long-Term Ratings. When assigned to most issuers, it is used as a benchmark measure of probability of default and is formally described as an Issuer Default Rating (IDR). The major exception is within Public Finance, where IDRs will not be assigned as market convention has always focused on timeliness and does not draw analytical distinctions between issuers and their underlying obligations. When applied to issues or securities, the LTCR may be higher or lower than the issuer rating (IDR) to reflect relative differences in recovery expectations.

The following rating scale applies to foreign currency and local currency ratings:

Investment Grade

AAA

Highest credit quality. ‘AAA’ ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA

Very high credit quality. ‘AA’ ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A

High credit quality. ‘A’ ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB

Good credit quality. ‘BBB’ ratings indicate that there is currently expectations of low credit risk. The capacity for payment of financial commitments is considered adequate but adverse changes in circumstances and economic conditions are more likely to impair this capacity. This is the lowest investment grade category.

Speculative Grade

BB

Speculative

‘BB’ ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B

Highly speculative

For issuers and performing obligations, ‘B’ ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

For individual obligations, may indicate distressed or defaulted obligations with potential for extremely high recoveries. Such obligations would possess a Recovery Rating of ‘R1’ (outstanding).

CCC

For issuers and performing obligations, default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic conditions.

For individual obligations, may indicate distressed or defaulted obligations with potential for average to superior levels of recovery. Differences in credit quality may be denoted by plus/minus distinctions. Such obligations typically would possess a Recovery Rating of ‘R2’ (superior), or ‘R3’ (good) or ‘R4’ (average).

CC

For issuers and performing obligations, default of some kind appears probable.

For individual obligations, may indicate distressed or defaulted obligations with a Recovery Rating of ‘R4’ (average) or ‘R5’ (below average).

C

For issuers and performing obligations, default is imminent.

For individual obligations, may indicate distressed or defaulted obligations with potential for below-average to poor recoveries. Such obligations would possess a Recovery Rating of ‘R6’ (poor).

RD

Indicates an entity that has failed to make due payments (within the applicable grace period) on some but not all material financial obligations, but continues to honor other classes of obligations.

D

Indicates an entity or sovereign that has defaulted on all of its financial obligations. Default generally is defined as one of the following:

●	failure of an obligor to make timely payment of principal and/or interest under the contractual terms of any financial obligation;

●	the bankruptcy filings, administration, receivership, liquidation or other winding-up or cessation of business of an obligor; or

●	the distressed or other coercive exchange of an obligation, where creditors were offered securities with diminished structural or economic terms compared with the existing obligation.

Default ratings are not assigned prospectively; within this context, non-payment on an instrument that contains a deferral feature or grace period will not be considered a default until after the expiration of the deferral or grace period.

Issuers will be rated ‘D’ upon a default. Defaulted and distressed obligations typically are rated along the continuum of ‘C’ to ‘B’ ratings categories, depending upon their recovery prospects and other relevant characteristics. Additionally, in structured finance transactions, where analysis indicates that an instrument is irrevocably impaired such that it is not expected to meet pay interest and or principal in full in accordance with the terms of the obligation’s documentation during the life of the transaction, but where no payment default in accordance with the terms of the documentation is imminent, the obligation may be rated in the ‘B’ or ‘CCC-C’ categories.

Default is determined by reference to the terms of the obligations’ documentation. Fitch will assign default ratings where it has reasonably determined that payment has not been made on a material obligation in accordance with the requirements of the obligation’s documentation, or where it believes that default ratings consistent with Fitch’s published definition of default are the most appropriate ratings to assign.

International Short-Term Credit Ratings

The following ratings scale applies to foreign currency and local currency ratings. A Short-term rating has a time horizon of less than 13 months for most obligations, or up to three years for US public finance, in line with industry standards, to reflect unique risk characteristics of bond, tax, and revenue anticipation notes that are commonly issued with terms up to three years. Short-term ratings thus place greater emphasis on the liquidity necessary to meet financial commitments in a timely manner.

F1

Highest credit quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F2

Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F3

Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near term adverse changes could result in a reduction to non-investment grade.

B

Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near term adverse changes in financial and economic conditions.

C

High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

RD

Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other obligations.

D

Indicates an entity or sovereign that has defaulted on all of its financial obligations.

Notes to International Long-Term and Short-Term ratings:

The modifiers “+” or “–” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the ‘AAA’ Long-term rating category, to categories below ‘CCC’ or to Short-term ratings other than ‘Fl’. (The +/– modifiers are only used to denote issues within the CCC category, whereas issuers are only rated CCC without the use of modifiers.)

Rating Watch: Ratings are placed on Rating Watch to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as “Positive,” indicating a potential upgrade, “Negative,” for a potential downgrade, or “Evolving,” if ratings may be raised, lowered or maintained. Rating Watch is typically resolved over a relatively short period.

Rating Outlook: An Outlook indicates the direction a rating is likely to move over a one to two-year period. Outlooks may be positive, stable or negative. A positive or negative Rating Outlook does not imply a rating change is inevitable. Similarly, ratings for which outlooks are “stable” could be upgraded or downgraded before an outlook moves to positive or negative if circumstances warrant such an action. Occasionally, Fitch Ratings may be unable to identify the fundamental trend. In these cases, the Rating Outlook may be described as evolving.

Program ratings (such as the those assigned to MTN shelf registrations) relate only to standard issues made under the program concerned: it should not be assumed that these ratings apply to every issue made under the program. In particular, in the case of non-standard issues, i.e. those that are linked to the credit of a third party or linked to the performance of an index, ratings of these issues may deviate from the applicable program rating.

Variable rate demand obligations and other securities which contain a short-term “put” or other similar demand feature will have a dual rating, such as AAA/F1+. The first rating reflects the ability to meet long-term principal and interest payments, whereas the second rating reflects the ability to honor the demand feature in full and on time.

Interest Only

Interest Only ratings are assigned to interest strips. These ratings do not address the possibility that a security holder might fail to recover some or all of its initial investment due to voluntary or involuntary principal repayments.

Principal Only

Principal Only ratings address the likelihood that a security holder will receive their initial principal investment either before or by the scheduled maturity date.

Rate of Return

Ratings also may be assigned to gauge the likelihood of an investor receiving a certain predetermined internal rate of return without regard to the precise timing of any cash flows.

‘PIF’

Paid-in-Full: denotes a security that is paid-in-full, matured, called, or refinanced.

‘NR’ indicates that Fitch Ratings does not rate the issuer or issue in question.

‘Withdrawn’: A rating is withdrawn when Fitch Ratings deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced, or for any other reason Fitch Ratings deems sufficient.

APPENDIX B

ALPS SERIES TRUST

PROXY VOTING POLICIES AND PROCEDURES

The Trust has adopted a Proxy Voting Policy used to determine how the Funds vote proxies relating to their portfolio securities. Under the Trust’s Proxy Voting Policy, the Fund has, subject to the oversight of the Trust’s Board, delegated to the Adviser the following duties: (1) to make the proxy voting decisions for the Funds, subject to the exceptions described below; and (2) to assist the Funds in disclosing their respective proxy voting record as required by Rule 30b1-4 under the 1940 Act.

In cases where a matter with respect to which the Fund was entitled to vote presents a conflict between the interest of the Fund’s shareholders, on the one hand, and those of the Fund’s investment adviser, principal underwriter or an affiliated person of the Fund, its investment adviser, or principal underwriter, on the other hand, the Fund shall always vote in the best interest of the Fund’s shareholders. For purposes of this Policy, a vote shall be considered in the best interest of the Fund’s shareholders when a vote is cast consistent with a specific voting policy as set forth in the Adviser’s Proxy Voting Policy (described below), provided such specific voting policy was approved by the Board.

The Fund CCO shall ensure that the Adviser has adopted a Proxy Voting Policy, which it uses to vote proxies for its clients, including the Funds.

General

The Trust and the Funds believe that the voting of proxies is an important part of portfolio management as it represents an opportunity for shareholders to make their voices heard and to influence the direction of a company. The Trust and the Funds are committed to voting corporate proxies in the manner that best serves the interests of the Fund’s shareholders.

Delegation to the Adviser

The Trust believes that the Adviser is in the best position to make individual voting decisions for the Funds consistent with this Policy. Therefore, subject to the oversight of the Board, the Adviser is hereby delegated the following duties:

(1) to make the proxy voting decisions for the Funds, in accordance with the Adviser’s Proxy Voting Policy, except as provided herein; and

(2) to assist the Funds in disclosing their respective proxy voting record as required by Rule 30b1-4 under the 1940 Act, including providing the following information for each matter with respect to which the Funds are entitled to vote: (a) information identifying the matter voted on; (b) whether the matter was proposed by the issuer or by a security holder; (c) whether and how the Fund cast its vote; and (d) whether the Fund cast its vote for or against management.

The Board, including a majority of the independent trustees of the Board, must approve the Adviser’s Proxy Voting and Disclosure Policy (the “Adviser Voting Policy”) as it relates to the Funds. The Board must also approve any material changes to the Adviser Voting Policy no later than six (6) months after adoption by the Adviser.

Conflicts

In cases where a matter with respect to which the Fund was entitled to vote presents a conflict between the interest of the Fund’s shareholders, on the one hand, and those of the Fund’s investment adviser, principal underwriter, or an affiliated person of the Fund, its investment adviser, or principal underwriter, on the other hand, the Fund shall always vote in the best interest of the Fund’s shareholders. For purposes of this Policy, a vote shall be considered in the best interest of the Fund’s shareholders when a vote is cast consistent with the specific voting policy as set forth in the Adviser Voting Policy, provided such specific voting policy was approved by the Board.

SEVEN CANYONS ADVISORS, LLC

SUMMARY OF PROXY VOTING POLICIES

PROXY VOTING AND CLASS ACTIONS

Policies and Procedures

Proxy Voting

Proxies are assets of Seven Canyons’ Clients that must be voted with diligence, care, and loyalty. Seven Canyons will generally seek to vote proxies in a way that maximizes the value of Clients’ assets. However, Seven Canyons will document and abide by any specific proxy voting instructions conveyed by a Client with respect to that Client’s securities. The COO or a designee coordinates Seven Canyons’ proxy voting process.

Rule 204-2(c)(ii) under the Advisers Act requires Seven Canyons to maintain certain books and records associated with its proxy voting policies and procedures. Seven Canyons’ recordkeeping obligations are described in the Maintenance of Books and Records section of this Manual. The COO will ensure that Seven Canyons complies with all applicable recordkeeping requirements associated with proxy voting.

Absent specific Client instructions, Seven Canyons has adopted the following proxy voting procedures designed to ensure that proxies are properly identified and voted, and that any conflicts of interest are addressed appropriately:

•	Seven Canyons shall maintain a list of all Clients for which it votes proxies. The list will be maintained either in hard copy or electronically and updated by the COO who will obtain proxy voting information from client agreements.
•	Seven Canyons uses a third-party proxy voting service provider, to assist in its proxy voting process.
•	For any client who has provided specific voting instructions, Seven Canyons shall vote that client’s proxy in accordance with the Client’s written instructions.
•	Seven Canyons will retain the following information in connection with each proxy vote:

o	The Issuer’s name;
o	The security’s ticker symbol or CUSIP, as applicable;
o	The shareholder meeting date;
o	The number of shares that Seven Canyons voted;
o	A brief identification of the matter voted on;
o	Whether the matter was proposed by the Issuer or a security-holder;
o	Whether Seven Canyons cast a vote;
o	How Seven Canyons cast its vote (for the proposal, against the proposal, or abstain); and
o	Whether Seven Canyons cast its vote with or against management.

In the event that Seven Canyons votes the same proxy in two directions, it shall maintain documentation to support its voting (this may occur if a Client requires Seven Canyons to vote a certain way on an issue, while Seven Canyons deems it beneficial to vote in the opposite direction for its other Clients) in the permanent file.

•	Proxies received after a Client terminates its advisory relationship with Seven Canyons will not be voted. Seven Canyons will return such proxies to the sender, along with a statement indicating that Seven Canyons’ advisory relationship with the Client has terminated, and that future proxies should not be sent to Seven Canyons.

Class Actions

The Portfolio Managers will determine whether Clients will (a) participate in a recovery achieved through class actions, or (b) opt out of the class action and separately pursue their own remedy. Employees must notify the CCO if they are aware of any material conflict of interest associated with Clients’ participation in class actions.

Disclosures to Clients

Seven Canyons includes a description of its policies and procedures regarding proxy voting in Part 2A of Form ADV, along with a statement that Clients can contact the CCO to obtain a copy of these policies and procedures and information about how Seven Canyons voted with respect to the Client’s securities. Any request for information about proxy voting or class actions should be promptly forwarded to the CCO, who will respond to any such requests. Seven Canyons does not disclose the way it voted proxies to unaffiliated third parties without a legitimate need to know such information.

PART C. OTHER INFORMATION

Item 28.		Exhibits
(a)	(1)	Declaration of Trust of Registrant.(2)
	(2)	Certificate of Trust of Registrant, as filed with the State of Delaware on January 12, 2012.(2)
	(3)	Certificate of Amendment of Certificate of Trust of Registrant, as filed with the State of Delaware on May 18, 2012.(2)
(b)		Bylaws of Registrant.(1)
(c)		Provisions of instruments defining rights of security holders are contained in Articles 4 and 7 of the Declaration of Trust (incorporated herein by reference to Exhibit (a)(1) of this filing).
(d)	(1)	Investment Advisory Agreement dated July 6, 2018 between Registrant and Meritage Capital, LLC with respect to the Insignia Macro Fund.(26)
	(2)	Investment Sub-Advisory Agreement dated July 6, 2018 among Registrant, Meritage Capital, LLC and Sage Advisory Services, Ltd. Co. with respect to the Insignia Macro Fund.(26)
	(3)	Investment Advisory Agreement dated July 15, 2015 between Registrant and DDJ Capital Management, LLC with respect to the DDJ Opportunistic High Yield Fund.(15)
	(4)	Interim Investment Advisory Agreement dated December 31, 2018 between Registrant and Clarkston Capital Partners, LLC with respect to the Clarkston Partners Fund, Clarkston Select Fund, Clarkston Founders Fund and the Clarkston Fund (filed herewith).
	(5)	Investment Advisory Agreement dated October 2, 2017 between Registrant and Beacon Investment Advisory Services, Inc. with respect to the Beacon Accelerated Return Strategy Fund and the Beacon Planned Return Strategy Fund.(20)
	(6)	Investment Advisory Agreement dated September 10, 2018 between Registrant and Seven Canyons Advisors, LLC with respect to the Seven Canyons Strategic Income Fund and the Seven Canyons World Innovators Fund.(25)
	(7)	Investment Advisory Agreement dated September 24, 2018 between Registrant and Manifold Partners, LLC with respect to the American Independence Global Tactical Allocation Fund and the American Independence Kansas Tax-Exempt Bond Fund.(26)
	(8)	Investment Sub-Advisory Agreement dated September 24, 2018 among Registrant, Manifold Partners, LLC and Carret Asset Management, LLC with respect to the American Independence Kansas Tax-Exempt Bond Fund.(26)
	(9)	Investment Sub-Advisory Agreement dated September 24, 2018 among Registrant, Manifold Partners, LLC and Lee Capital Management, L.P. with respect to the American Independence Global Tactical Allocation Fund.(26)
(e)	(1)	Distribution Agreement dated April 16, 2018 between Registrant and ALPS Distributors, Inc. with respect to the funds listed in Appendix A.(22)
	(2)	Amendment to Distribution Agreement dated May 4, 2018 between Registrant and ALPS Distributors, Inc. with respect to the funds listed in Appendix A.(22)
	(3)	Amendment No. 2 to Distribution Agreement dated September 24, 2018 between Registrant and ALPS Distributors, Inc.(26)
	(4)	Form of Broker Dealer Selling Agreement between ALPS Distributors, Inc. and Broker/Dealer.(5)
	(5)	Form of Shareholder Servicing Agreement between ALPS Distributors, Inc. and servicing firm.(5)
	(6)	Form of Fund/SERV Agreement between ALPS Distributors, Inc. and servicing firm.(5)
	(7)	Form of NETWORKING Agreement between ALPS Distributors, Inc. and servicing firm.(5)
(f)		None.

(g)	(1)	Amendment dated December 9, 2013 to Global Custody Agreement For Foreign and Domestic Securities dated November 29, 2012, as amended, between Registrant and MUFG Union Bank, National Association (f/k/a Union Bank, N.A.) with respect to the Insignia Macro Fund.(7)
	(2)	Amendment dated July 15, 2015 to Global Custody Agreement For Foreign and Domestic Securities dated November 29, 2012, as amended, between Registrant and MUFG Union Bank, National Association (f/k/a Union Bank, N.A.) with respect to the DDJ Opportunistic High Yield Fund.(15)
	(3)	Amendment dated September 8, 2015 to Global Custody Agreement For Foreign and Domestic Securities dated November 29, 2012, as amended, between Registrant and MUFG Union Bank, National Association (f/k/a Union Bank, N.A.) with respect to the Clarkston Partners Fund and the Clarkston Fund.(16)
	(4)	Amendment dated April 26, 2016 to Global Custody Agreement For Foreign and Domestic Securities dated November 29, 2012, as amended, between Registrant and MUFG Union Bank, National Association (f/k/a Union Bank, N.A.) with respect to the Clarkston Select Fund and the Clarkston Founders Fund.(18)
	(5)	Amendment dated September 7, 2018 to Global Custody Agreement For Foreign and Domestic Securities dated November 29, 2012, as amended, between Registrant and MUFG Union Bank, National Association (f/k/a Union Bank, N.A.).(26)
	(6)	Addendum dated June 25, 2018 to Global Custody Agreement For Special Assets dated November 29, 2012, as amended, between Registrant and MUFG Union Bank, National Association (f/k/a Union Bank, N.A.).(26)
	(7)	Custody Agreement dated October 2, 2017 between Registrant and U.S. Bank National Association with respect to the Beacon Accelerated Return Strategy Fund and the Beacon Planned Return Strategy Fund.(20)
	(8)	Custody Agreement dated September 7, 2018 between Registrant and State Street Bank and Trust Company with respect to the Seven Canyons Strategic Income Fund and the Seven Canyons World Innovators Fund.(25)
	(9)	Custody Agreement dated August 31, 2018 between Registrant and INTRUST Bank N.A. with respect to the American Independence Global Tactical Allocation Fund and the American Independence Kansas Tax-Exempt Bond Fund.(26)
(h)	(1)	Transfer Agency and Services Agreement dated December 9, 2013 between Registrant and ALPS Fund Services, Inc. with respect to the Insignia Macro Fund.(7)
	(2)	Amendment dated January 1, 2018 to Transfer Agency and Service Agreement dated December 9, 2013 between Registrant and ALPS Fund Services, Inc. with respect to the Insignia Macro Fund.(21)
	(3)	Supplement dated February 1, 2018 to Transfer Agency and Service Agreement dated December 9, 2013 between Registrant and ALPS Fund Services, Inc. with respect to the Insignia Macro Fund (filed herewith).
	(4)	Transfer Agency and Service Agreement dated September 8, 2015 between Registrant and ALPS Fund Services, Inc. with respect to the Clarkston Partners Fund and the Clarkston Fund.(16)
	(5)	Amendment dated April 26, 2016 to Transfer Agency and Service Agreement between Registrant and ALPS Fund Services, Inc. with respect to the Clarkston Select Fund and the Clarkston Founders Fund.(18)
	(6)	Supplement dated February 1, 2018 to Transfer Agency and Service Agreement dated September 8, 2015 between Registrant and ALPS Fund Services, Inc. with respect to the Clarkston Partners Fund, Clarkston Fund, Clarkston Select Fund and Clarkston Founders Fund (filed herewith).
	(7)	Transfer Agency and Service Agreement dated July 15, 2015 between Registrant and ALPS Fund Services, Inc. with respect to the DDJ Opportunistic High Yield Fund.(15)
	(8)	Supplement dated February 1, 2018 to Transfer Agency and Service Agreement dated July 15, 2015 between Registrant and ALPS Fund Services, Inc. with respect to the DDJ Opportunistic High Yield Fund (filed herewith).
	(9)	Amendment dated March 24, 2018 to Transfer Agency and Service Agreement dated July 15, 2015 between Registrant and ALPS Fund Services, Inc. with respect to the DDJ Opportunistic High Yield Fund (filed herewith).

(10)	Transfer Agency and Services Agreement dated October 2, 2017 between Registrant and ALPS Fund Services, Inc. with respect to the Beacon Accelerated Return Strategy Fund and the Beacon Planned Return Strategy Fund.(20)
(11)	Supplement dated February 1, 2018 to Transfer Agency and Service Agreement dated October 2, 2017 between Registrant and ALPS Fund Services, Inc. with respect to the Beacon Accelerated Return Strategy Fund and the Beacon Planned Return Strategy Fund (filed herewith).
(12)	Transfer Agency and Services Agreement dated September 10, 2018 between Registrant and ALPS Fund Services, Inc. with respect to the Seven Canyons Strategic Income Fund and the Seven Canyons World Innovators Fund.(25)
(13)	Transfer Agency and Services Agreement dated September 24, 2018 between Registrant and ALPS Fund Services, Inc. with respect to the American Independence Global Tactical Allocation Fund and the American Independence Kansas Tax-Exempt Bond Fund.(26)
(14)	Administration, Bookkeeping and Pricing Services Agreement dated December 9, 2013 between Registrant and ALPS Fund Services, Inc. with respect to the Insignia Macro Fund.(7)
(15)	Amendment dated August 23, 2018 to Administration, Bookkeeping and Pricing Services Agreement dated December 9, 2013 between Registrant and ALPS Fund Services, Inc. with respect to the Insignia Macro Fund.(26)
(16)	Administration, Bookkeeping and Pricing Services Agreement dated July 15, 2015 between Registrant and ALPS Fund Services, Inc. with respect the DDJ Opportunistic High Yield Fund.(15)
(17)	Amendment dated March 24, 2018 to Administration, Bookkeeping and Pricing Services Agreement dated July 15, 2015 between Registrant and ALPS Fund Services, Inc. with respect the DDJ Opportunistic High Yield Fund (filed herewith)
(18)	Amendment dated August 23, 2018 to Administration, Bookkeeping and Pricing Services Agreement dated July 15, 2015 between Registrant and ALPS Fund Services, Inc. with respect the DDJ Opportunistic High Yield Fund.(26)
(19)	Administration, Bookkeeping and Pricing Services Agreement dated September 8, 2015 between Registrant and ALPS Fund Services, Inc. with respect the Clarkston Partners Fund and the Clarkston Fund.(16)
(20)	Amendment dated April 26, 2016 to Administration, Bookkeeping and Pricing Services Agreement between Registrant and ALPS Fund Services, Inc. with respect the Clarkston Select Fund and the Clarkston Founders Fund.(18)
(21)	Amendment dated August 23, 2018 to Administration, Bookkeeping and Pricing Services Agreement dated September 8, 2015 between Registrant and ALPS Fund Services, Inc. with respect the Clarkston Partners Fund and the Clarkston Fund.(26)
(22)	Administration, Bookkeeping and Pricing Services Agreement dated October 2, 2017 between Registrant and ALPS Fund Services, Inc. with respect to the Beacon Accelerated Return Strategy Fund and the Beacon Planned Return Strategy Fund.(20)
(23)	Amendment dated August 23, 2018 to Administration, Bookkeeping and Pricing Services Agreement dated October 2, 2017 between Registrant and ALPS Fund Services, Inc. with respect to the Beacon Accelerated Return Strategy Fund and the Beacon Planned Return Strategy Fund.(26)
(24)	Administration, Bookkeeping and Pricing Services Agreement between dated September 10, 2018 Registrant and ALPS Fund Services, Inc. with respect to the Seven Canyons Strategic Income Fund and the Seven Canyons World Innovators Fund.(25)
(25)	Administration, Bookkeeping and Pricing Services Agreement dated September 24, 2018 between Registrant and ALPS Fund Services, Inc. with respect to the American Independence Global Tactical Allocation Fund and the American Independence Kansas Tax-Exempt Bond Fund (26).
(26)	Chief Compliance Officer Services Agreement dated December 19, 2013 between Registrant and ALPS Fund Services, Inc. with respect to the Insignia Macro Fund.(7)
(27)	Amendment dated January 1, 2018 to Chief Compliance Officer Services Agreement dated December 9, 2013 between Registrant and ALPS Fund Services, Inc. with respect to the Insignia Macro Fund. (21)

	(28)	Chief Compliance Officer Services Agreement dated July 15, 2015 between Registrant and ALPS Fund Services, Inc. with respect to the DDJ Opportunistic High Yield Fund.(15)
	(29)	Amendment dated March 24, 2018 to Chief Compliance Officer Services Agreement dated July 15, 2015 between Registrant and ALPS Fund Services, Inc. with respect to the DDJ Opportunistic High Yield Fund (filed herewith).
	(30)	Chief Compliance Officer Services Agreement dated September 8, 2015 between Registrant and ALPS Fund Services, Inc. with respect to the Clarkston Partners Fund and the Clarkston Fund.(16)
	(31)	Amendment dated April 26, 2016 to Chief Compliance Officer Services Agreement dated September 8, 2015 between Registrant and ALPS Fund Services, Inc. with respect to the Clarkston Select Fund and the Clarkston Founders Fund.(18)
	(32)	Chief Compliance Officer Services Agreement dated October 2, 2017 between Registrant and ALPS Fund Services, Inc. with respect to the Beacon Accelerated Return Strategy Fund and the Beacon Planned Return Strategy Fund.(20)
	(33)	Amendment dated January 4, 2018 to Chief Compliance Officer Services Agreement dated October 2, 2017 between Registrant and ALPS Fund Services, Inc. with respect to the Beacon Accelerated Return Strategy Fund and the Beacon Planned Return Strategy Fund.(21)
	(34)	Chief Compliance Officer Services Agreement dated September 10, 2018 between Registrant and ALPS Fund Services, Inc. with respect to the Seven Canyons Strategic Income Fund and the Seven Canyons World Innovators Fund.(25)
	(35)	Chief Compliance Officer Services Agreement dated September 24, 2018 between Registrant and ALPS Fund Services, Inc. with respect to the American Independence Global Tactical Allocation Fund and the American Independence Kansas Tax-Exempt Bond Fund.(26)
	(36)	Fee Waiver Letter Agreement dated January 7, 2019 between Registrant and Meritage Capital, LLC with respect to the Insignia Macro Fund (filed herewith).
	(37)	Fee Waiver Letter Agreement dated January 7, 2019 between Registrant and DDJ Capital Management, LLC with respect to the DDJ Opportunistic High Yield Fund (filed herewith).
	(38)	Fee Waiver Letter Agreement dated January 7, 2019 between Registrant and Clarkston Capital Partners, LLC with respect to the Clarkston Partners Fund, the Clarkston Fund, the Clarkston Select Fund and the Clarkston Founders Fund (filed herewith).
	(39)	Fee Waiver Letter Agreement dated January 7, 2019 between Registrant and Beacon Investment Advisory Services, Inc. with respect to the Beacon Accelerated Return Strategy Fund and the Beacon Planned Return Strategy Fund (filed herewith).
	(40)	Fee Waiver Letter Agreement dated September 10, 2018 between Registrant and Seven Canyons Advisors, LLC with respect to the Seven Canyons Strategic Income Fund and the Seven Canyons World Innovators Fund.(25)
	(41)	Fee Waiver Letter Agreement dated September 24, 2018 between Registrant and Manifold Partners, LLC with respect to the American Independence Global Tactical Allocation Fund and the American Independence Kansas Tax-Exempt Bond Fund.(26)
	(42)	Special Custody Account Agreement dated October 2, 2017 among U.S. Bank, N.A., Jefferies LLC and Registrant on behalf of the Beacon Accelerated Return Strategy Fund and the Beacon Planned Return Strategy Fund.(20)
(i)	(1)	Opinion of Davis Graham and Stubbs LLP, counsel to Registrant, with respect to the Beacon Accelerated Return Strategy Fund, Beacon Planned Return Strategy Fund, Insignia Macro Fund, DDJ Opportunistic High Yield Fund, Clarkston Partners Fund, the Clarkston Fund, the Clarkston Select Fund, the Clarkston Founders Fund, the Seven Canyons Strategic Income Fund, the Seven Canyons World Innovators Fund, the American Independence Global Tactical Allocation Fund and the American Independence Kansas Tax-Exempt Bond (filed herewith).

(j)	(1)	Consent of Cohen & Company, LLC, Independent Registered Public Accounting Firm to Registrant with respect to the Beacon Fund Accelerated Return Strategy Fund, Beacon Planned Return Strategy Fund, Insignia Macro Fund, DDJ Opportunistic High Yield Fund, the Clarkston Partners Fund, the Clarkston Fund, the Clarkston Founders Fund, the Clarkston Select Fund, the Seven Canyons Strategic Income Fund, the Seven Canyons World Innovators Fund, the American Independence Global Tactical Allocation Fund and the American Independence Kansas Tax-Exempt Bond (filed herewith).
(k)		None.
(l)	(1)	Share Purchase Agreement dated December 19, 2013 between Registrant and ALPS Fund Services, Inc. with respect to the Insignia Macro Fund.(7)
	(2)	Share Purchase Agreement dated July 15, 2015 between Registrant and ALPS Fund Services, Inc. with respect to the DDJ Opportunistic High Yield Fund.(15)
	(3)	Share Purchase Agreement dated September 8, 2015 between Registrant and ALPS Fund Services, Inc. with respect to the Clarkston Partners Fund and the Clarkston Fund.(16)
	(4)	Share Purchase Agreement dated April 27, 2016 between Registrant and ALPS Fund Services, Inc. with respect to the Clarkston Select Fund and the Clarkston Founders Fund.(18)
	(5)	Share Purchase Agreement dated October 2, 2017 between Registrant and ALPS Fund Services, Inc. with respect to the Beacon Accelerated Return Strategy Fund and the Beacon Planned Return Strategy Fund.(20)
	(6)	Share Purchase Agreement dated September 10, 2018 between Registrant and ALPS Fund Services, Inc. with respect to the Seven Canyons Strategic Income Fund and the Seven Canyons World Innovators Fund.(25)
	(7)	Share Purchase Agreement dated September 24, 2018 between Registrant and ALPS Fund Services, Inc. with respect to the American Independence Global Tactical Allocation Fund and the American Independence Kansas Tax-Exempt Bond Fund.(26)
(m)	(1)	Distribution and Services (12b-1) Plan (Class A) – Insignia Macro Fund.(7)
	(2)	Distribution and Services (12b-1) Plan (Class II) – DDJ Opportunistic High Yield Fund.(15)
	(3)	Distribution and Services (12b-1) Plan (Class A) - Beacon Accelerated Return Strategy Fund and Beacon Planned Return Strategy Fund.(20)
	(4)	Distribution and Services (12b-1) Plan (Class A) - American Independence Global Tactical Allocation Fund and American Independence Kansas Tax-Exempt Bond Fund.(23)
	(5)	Amended and Restated Shareholder Services Plan (Class I) – DDJ Opportunistic High Yield Fund.(18)
	(6)	Amended and Restated Shareholder Services Plan (Class II) – DDJ Opportunistic High Yield Fund.(18)
	(7)	Amended and Restated Shareholder Services Plan (Institutional Class) – Clarkston Partners Fund.(18)
	(8)	Amended and Restated Shareholder Services Plan (Institutional Class) – Clarkston Fund.(18)
	(9)	Shareholder Services Plan (Institutional Class) – Clarkston Select Fund.(18)
	(10)	Shareholder Services Plan (Institutional Class) – Clarkston Founders Fund.(18)
	(11)	Shareholder Services Plan (Institutional Class) – Beacon Accelerated Return Strategy Fund and Beacon Planned Return Strategy Fund.(20)
	(12)	Shareholder Services Plan (Class A) – Beacon Accelerated Return Strategy Fund and Beacon Planned Return Strategy Fund.(20)
	(13)	Shareholder Services Plan (Class A) – American Independence Global Tactical Allocation Fund and American Independence Kansas Tax-Exempt Bond Fund.(26)
(n)	(1)	Rule 18f-3 Plan – Insignia Macro Fund.(7)
	(2)	Rule 18f-3 Plan – DDJ Opportunistic High Yield Fund.(15)
	(3)	Rule 18f-3 Plan – Clarkston Partners Fund.(16)

	(4)	Rule 18f-3 Plan - Beacon Accelerated Return Strategy Fund and Beacon Planned Return Strategy Fund.(20)
	(5)	Rule 18f-3 Plan - Seven Canyons World Innovators Fund.(22)
	(6)	Rule 18f-3 Plan - American Independence Global Tactical Allocation Fund and American Independence Kansas Tax-Exempt Bond Fund.(23)
(o)		Reserved
(p)	(1)	Code of Ethics for Registrant, as of October 30, 2012, as amended November 14, 2016.(19)
	(2)	Code of Ethics for ALPS Holdings, Inc. and its subsidiaries and affiliates, including ALPS Distributors, Inc. and ALPS Fund Services, dated May 1, 2010, as amended July 1, 2017.(20)
	(3)	Code of Ethics for Meritage Capital, LLC, dated November 1, 2013.(7)
	(4)	Code of Ethics for Sage Advisory Services, Ltd. Co.(7)
	(5)	Code of Ethics for DDJ Capital Management, LLC, dated October 10, 2013.(15)
	(6)	Code of Ethics for Clarkston Capital Partners, LLC, dated April 29, 2013.(16)
	(7)	Code of Ethics for Beacon Investment Advisory Services, Inc.(20)
	(8)	Code of Ethics for Seven Canyons Advisors, LLC.(24)
	(9)	Code of Ethics for Manifold Partners, LLC, dated June 22, 2018.(26)
	(10)	Code of Ethics for Carret Asset Management, LLC.(23)
	(11)	Code of Ethics for Lee Capital Management, L.P.(23)
(q)	(1)	Power of Attorney, dated November 14, 2016.(19)

(1)	Incorporated by reference to Registrant’s Registration Statement filed on September 17, 2012.
(2)	Incorporated by reference to Registrant’s Pre-Effective Amendment No. 1 filed on November 19, 2012.
(3)	Incorporated by reference to Registrant’s Pre-Effective Amendment No. 2 filed on December 19, 2012.
(4)	Incorporated by reference to Registrant’s Post-Effective Amendment No. 4 filed on July 31, 2013.
(5)	Incorporated by reference to Registrant’s Post-Effective Amendment No. 6 filed on September 24, 2013.
(6)	Incorporated by reference to Registrant’s Post-Effective Amendment No. 10 filed on December 16, 2013.
(7)	Incorporated by reference to Registrant’s Post-Effective Amendment No. 11 filed on December 19, 2013.
(8)	Incorporated by reference to Registrant’s Post-Effective Amendment No. 16 filed on February 24, 2014.
(9)	Incorporated by reference to Registrant’s Post-Effective Amendment No. 22 filed on June 30, 2014.
(10)	Incorporated by reference to Registrant’s Post-Effective Amendment No. 26 filed on August 8, 2014.
(11)	Incorporated by reference to Registrant’s Post-Effective Amendment No. 29 filed on August 29, 2014.
(12)	Incorporated by reference to Registrant’s Post-Effective Amendment No. 32 filed on October 1, 2014.
(13)	Incorporated by reference to Registrant’s Post-Effective Amendment No. 39 filed on January 29, 2015.
(14)	Incorporated by reference to Registrant’s Post-Effective Amendment No. 43 filed on February 27, 2015.
(15)	Incorporated by reference to Registrant’s Post-Effective Amendment No. 47 filed on July 15, 2015.
(16)	Incorporated by reference to Registrant’s Post-Effective Amendment No. 49 filed on September 8, 2015.
(17)	Incorporated by reference to Registrant’s Post-Effective Amendment No. 51 filed on January 29, 2016.
(18)	Incorporated by reference to Registrant’s Post-Effective Amendment No. 55 filed on April 26, 2016.
(19)	Incorporated by reference to Registrant’s Post-Effective Amendment No. 57 filed on January 27, 2017.
(20)	Incorporated by reference to Registrant’s Post-Effective Amendment No. 61 filed on September 29, 2017.
(21)	Incorporated by reference to Registrant’s Post-Effective Amendment No. 63 filed on January 29, 2018.
(22)	Incorporated by reference to Registrant’s Post-Effective Amendment No. 66 filed on May 24, 2018.
(23)	Incorporated by reference to Registrant’s Post-Effective Amendment No. 67 filed on June 13, 2018.
(24)	Incorporated by reference to Registrant’s Post-Effective Amendment No. 68 filed on July 16, 2018.
(25)	Incorporated by reference to Registrant’s Post-Effective Amendment No. 71 filed on September 11, 2018.
(26)	Incorporated by reference to Registrant’s Post-Effective Amendment No. 72 filed on September 24, 2018.

Item 29.	Persons Controlled by or Under Common Control with the Registrant.

Insignia Macro Fund, a series of the Registrant, wholly owns and controls Insignia Global Macro Offshore Ltd. (the “Subsidiary”), an exempt company organized under the laws of Cayman Islands. The Subsidiary’s financial statements will be included on a consolidated basis in the Insignia Macro Fund’s annual and semi-annual reports to shareholders.

Item 30.	Indemnification.

As permitted by Section 17(h) and (i) of the Investment Company Act of 1940, as amended (the “1940 Act”), and pursuant to Article 8 of the Registrant’s Declaration of Trust (Exhibit (a)(1) to the Registration Statement) and Section 7 of each of the Distribution Agreements (Exhibits (e)(1), (6) and (11)) to the Registration Statement), officers, trustees, employees and agents of the Registrant will not be liable to the Registrant, any shareholder, officer, trustee, employee, agent or other person for any action or failure to act, except for bad faith, willful misfeasance, gross negligence or reckless disregard of duties, and those individuals may be indemnified against liabilities in connection with the Registrant, subject to the same exceptions.

Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the “Securities Act”), may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant understands that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

The Registrant has purchased an insurance policy insuring its officers and trustees against liabilities, and certain costs of defending claims against such officers and trustees, to the extent such officers and trustees are not found to have committed conduct constituting willful misfeasance, bad faith, gross negligence or reckless disregard in the performance of their duties. The insurance policy also insures the Registrant against the cost of indemnification payments to officers under certain circumstances.

The Registrant hereby undertakes that it will apply the indemnification provisions of its Declaration of Trust and Distribution Agreements in a manner consistent with Release No. 11330 of the Securities and Exchange Commission under the 1940 Act so long as the interpretations of Section 17(h) and 17(i) of such Act remain in effect and are consistently applied.

Item 31.	Business and Other Connections of Investment Advisers and Investment Sub-Advisers.

MERITAGE CAPITAL, LLC

Name*	Position with Meritage Capital, LLC	Other Business Connections	Type of Business
Alex C. Smith	Senior Advisor	None	N/A
Glenn K. Stotts	Portfolio Manager	None	N/A
Joseph S. Wade	Chief Investment Officer & Portfolio Manager	None	N/A
Tina Badciong	Chief Financial Officer	None	N/A

*	The principal business address for each of the Meritage Capital, LLC representatives is 500 West 2nd Street, Suite 1850, Austin, Texas 78701.

SAGE ADVISORY SERVICES, LTD. CO.

Name*	Position with Sage Advisory Services, Ltd. Co.	Other Business Connections	Type of Business
Robert G. Smith	President and Chief Investment Officer	None	N/A
Mark MacQueen	Executive Vice President	None	N/A
Robert C. Peck, Jr.	Investment Strategy	None	N/A
Thomas H. Urano	Managing Director	None	N/A
Jeffrey S. Timlin	Managing Director	None	N/A
Robert D. Williams	Managing Director	None	N/A
Gregory J. Figaro	Principal, Managing Director	None	N/A
Michael D. Walton	Managing Director	None	N/A

*	The principal business address for each of the Sage Advisory Services, Ltd. Co. representatives is 5900 Southwest Parkway, Building 1, Suite 100, Austin, Texas 78735.

DDJ CAPITAL MANAGEMENT, LLC

Name*	Position with DDJ Capital Management, LLC	Other Business Connections	Type of Business
David J. Breazzano	President and Chief Investment Officer	None (other than private, passive investments or interests in certain business ventures; no material amount of professional time is devoted to these activities)	N/A
John F. O’Connor	Senior Vice President, Head of Business Development and Client Service	None	N/A
John J. Russell	Chief Financial Officer	None	N/A
Joshua L. McCarthy	General Counsel and Chief Compliance Officer	None	N/A
John W. Sherman	Portfolio Manager / Co-Portfolio Manager	None	N/A
Benjamin J. Santonelli	Portfolio Manager / Co-Portfolio Manager	None (other than serving as a director on the boards of two portfolio companies in which certain funds and/or accounts managed or advised by DDJ Capital Management, LLC have invested)	N/A

*	The principal business address for each of the DDJ Capital Management, LLC representatives is 130 Turner Street, Building 3, Suite 600, Waltham, Massachusetts 02543.

CLARKSTON CAPITAL PARTNERS, LLC

Name *	Position with Clarkston Capital Partners, LLC	Other Business Connections during Prior Two Years	Type of Business
Jeffrey A. Hakala	Manager; Chief Executive Officer	Director, Wright & Filippis, Inc.; Director and Chair of Board, Clarkston State Bank; Director, Conifer Holdings, Inc.; Chairman, Chief Executive Officer, and President, Clarkston Companies, Inc.; Manager, Clarkston 91 West LLC	Healthcare Services; Bank; Insurance; Investment Adviser Holding Company; Real Estate Holding Company
Gerald W. Hakala	Manager; Managing Director, Clarkston Capital	Director, Wright & Filippis, Inc.; Executive Vice President, Clarkston Companies, Inc.; Manager, Clarkston 91 West LLC	Healthcare Services; Investment Adviser Holding Company; Real Estate Holding Company
Jeremy J. Modell	Manager; Managing Director, Clarkston Advisors	Manager, Modell Capital LLC; Manager, Clarkston 91 West LLC	Investment Adviser Holding Company; Real Estate Holding Company
Salvatore F. Gianino	Secretary, Treasurer and Chief Financial Officer	Director, Waterford Bancorp; Executive Vice President, Clarkston Companies, Inc.	Bank holding company; Investment Adviser Holding Company
Kevin R. Kuhl	Chief Operating Officer	None	N/A
Amy D. Eisenbeis	Chief Compliance Officer	None	N/A

*	The principal business address for each of the Clarkston Capital Partners, LLC executive officers is 91 West Long Lake Road, Bloomfield Hills, Michigan 48304.

BEACON INVESTMENT ADVISORY SERVICES, INC.

Name *	Position with Beacon Investment Advisory Services, Inc.	Other Business Connections	Type of Business
Valerie Murray	President	None	N/A
Leonard G. Gleason	General Counsel	None	N/A
Brian McGann	Executive Managing Director	None	N/A

*	The principal business address for each of the Beacon Investment Advisory Services, Inc. representatives is 163 Madison Avenue, Suite 600 Morristown, NJ 07960.

SEVEN CANYONS ADVISORS, LLC

Name *	Position with Seven Canyons Advisors LLC	Other Business Connections	Type of Business
Spencer Stewart	Chief Executive Officer and Portfolio Manager	Ohana Asset Management, LLC - Owner	Real Estate Investment
Eric Moessing	President and Chief Compliance Officer	The Annadel Group - Owner	Senior Care
Josh Stewart	Member and Portfolio Manager	Portfolio Manager - Wasatch Advisors, Inc.	Investment Advisory
Samuel Stewart, Jr.	Member, Chief Investment Officer	Chairman of the Board and Portfolio Manager - Wasatch Advisors, Inc.	Investment Advisory
Wesley Golby	Member and Portfolio Manager	Ramshackle Properties - Co-owner	Hotel Property

*	The principal business address for each of the Seven Canyons Advisors, LLC representatives is 79 South Main St. 4th Floor, Salt Lake City, UT 84111.

MANIFOLD PARTNERS, LLC

Name *	Position with Manifold Partners, LLC	Other Business Connections	Type of Business
Donald H. Putnam	Acting Chief Executive Officer, Executive Chairman and Managing Partner	Mr. Putnam is the Managing Partner of Grail Partners, an investment banking firm, and serves on the investment committee of Ripon College and the boards of Imation Corp and Welton Investment Partners. Mr. Putnam also serves on the Board of Managers of Manifold Fund Advisors LLC and is Chairman of Board of CBL Markets.	Investment banking; firm; investment committee; registered investment adviser, technology trading firm for commodities
John Griff	Managing Partner and President	None	N/A
Jane A. Kanter	Managing Partner, Chief Legal Officer and Chief Compliance Officer	Ms. Kanter serves as Chief Legal Officer and Chief Compliance Officer of Manifold Fund Advisors LLC. Until October 2016, Ms. Kanter served as General Counsel and Chief Operating Officer of ARK Investment Management LLC; from May 1997 until June 30, 2014 was a Senior Partner at Dechert LLP.	Registered investment advisers; law firm
Kent Baur	Chief Risk Officer and Head of Portfolio Management	Founder and Principal, Performance Risk Advisors, LLC	Risk management and reporting services for investment management firms
Charles McNally	Portfolio Manager	None	N/A

*	The principal business address for each of the Manifold Partners, LLC representatives is Two Embarcadero Center, 7th Floor, San Francisco, CA 94111.

CARRET ASSET MANAGEMENT, LLC

Name *	Position with Carret Asset Management, LLC	Other Business Connections	Type of Business
Wayne Reisner	President	None	N/A
Marco Vega	COO and CFO	Brean Capital LLC, HKN Inc., Quadrant Management Inc. and subsidiaries, NSI MI Technology, United Holding Company	Broker Dealer, Public Company, Family Office, Engineering Firm, Insurance
Jason Graybill	Senior Managing Director	None	N/A
Neil Klein	Senior Managing Director	None	N/A

*	The principal business address for each of the Carret Asset Management, LLC representatives is 320 Park Avenue, 18th Floor, New York, NY 10022.

LEE CAPITAL MANAGEMENT, L.P.

Name *	Position with Lee Capital Management, L.P.	Other Business Connections	Type of Business
Joseph L. Demmler	Managing Partner	None	N/A
Nathan Eigerman	Managing Partner	None	N/A
Kevin Orr	Managing Partner	None	N/A

*	The principal business address for each of the Lee Capital Management, L.P. representatives is 57 River Street, Wellesley, MA 02481.

Item 32.	Principal Underwriter.

(a) ALPS Distributors, Inc. acts as the distributor for the Registrant and the following investment companies: 1290 Funds, Aberdeen Standard Investments ETFs, Acacia Trust, The Arbitrage Funds, AQR Funds, Axonic Alternative Income Fund, Barings Funds Trust, BBH Trust, Brandes Investment Trust, Bridge Builder Trust, Broadstone Real Estate Access Fund, Broadview Funds Trust, Brown Advisory Funds, Brown Capital Management Mutual Funds, Centre Funds, CION Ares Diversified Credit Fund, Columbia ETF Trust, Columbia ETF Trust I, Columbia ETF Trust II, Cortina Funds, Inc., CRM Mutual Fund Trust, CSOP ETF Trust, Cullen Funds Trust, DBX ETF Trust, Flat Rock Opportunity Fund, Financial Investors Trust, Firsthand Funds, FS Credit Income Fund, FS Energy Total Return Fund, FS Series Trust, Goehring & Rozencwajg Investment Funds, Goldman Sachs ETF Trust, Griffin Institutional Access Credit Fund, Griffin Institutional Access Real Estate Fund, Hartford Funds Exchange-Traded Trust, Hartford Funds NextShares Trust, Harvest Volatility Edge Trust, Heartland Group, Inc., Henssler Funds, Inc., Holland Series Fund, Inc., Index Funds, IndexIQ Active ETF Trust, Index IQ ETF Trust, Infusive US Trust, IVY NextShares Trust, James Advantage Funds, Janus Detroit Street Trust, Lattice Strategies Trust, Litman Gregory Funds Trust, Longleaf Partners Funds Trust, M3Sixty Funds Trust, Mairs & Power Funds Trust, Meridian Fund, Inc., Natixis ETF Trust, , NorthStar Real Estate Capital Income Fund, NorthStar Real Estate Capital Income Fund-ADV, NorthStar Real Estate Capital Income Fund-C, NorthStar Real Estate Capital Income Fund-T, NorthStar/Townsend Institutional Real Estate Fund, Pax World Series Trust I, Pax World Funds Trust III, Principal Exchange-Traded Funds, Reality Shares ETF Trust, Resource Credit Income Fund, Resource Real Estate Diversified Income Fund, RiverNorth Funds, Segall Bryant & Hamill Trust, Sierra Total Return Fund, Smead Funds Trust, SPDR Dow Jones Industrial Average ETF Trust, SPDR S&P 500 ETF Trust, SPDR S&P MidCap 400 ETF Trust, Sprott ETF Trust, Stadion Investment Trust, Stone Harbor Investment Funds, Stone Ridge Trust, Stone Ridge Trust II, Stone Ridge Trust III, Stone Ridge Trust IV, Stone Ridge Trust V, Total Income + Real Estate Fund, USCF ETF Trust, USCF Mutual Funds Trust, Wasatch Funds, WesMark Funds and Wilmington Funds.

(b) To the best of Registrant’s knowledge, the directors and executive officers of ALPS Distributors, Inc., are as follows:

Name*	Position with Underwriter	Positions with Fund
Edmund J. Burke	Director	None
Jeremy O. May	President, Director	President and Trustee
Bradley J. Swenson	Senior Vice President, Chief Operating Officer	None
Robert J. Szydlowski	Senior Vice President, Chief Technology Officer	None
Eric T. Parsons	Vice President, Controller and Assistant Treasurer	None
Joseph J. Frank**	Secretary	None
Patrick J. Pedonti **	Vice President, Treasurer and Assistant Secretary	None
Douglas W. Fleming**	Assistant Treasurer	None

Richard C. Noyes	Senior Vice President, General Counsel, Assistant Secretary	Secretary
Steven Price	Senior Vice President, Chief Compliance Officer	None
Liza Orr	Vice President, Senior Counsel	None
Jed Stahl	Vice President, Senior Counsel	None
Josh Eihausen	Vice President, Associate Senior Counsel	None
James Stegall	Vice President	None
Gary Ross	Senior Vice President	None
Kevin Ireland	Senior Vice President	None
Mark Kiniry	Senior Vice President	None
Tison Cory	Vice President, Intermediary Operations	None
Stephen J. Kyllo	Vice President, Deputy Chief Compliance Officer	None
Hilary Quinn	Vice President	None
Jennifer Craig	Assistant Vice President	None

*	Except as otherwise noted, the principal business address for each of the above directors and executive officers is 1290 Broadway, Suite 1100, Denver, Colorado 80203.
**	The principal business address for Messrs. Pedonti, Frank and Fleming is 333 W. 11th Street, 5th Floor, Kansas City, Missouri 64105.

(c)	Not applicable.

Item 33.	Location of Accounts and Records.

All accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940, as amended, and the rules thereunder are maintained at the following offices:

Name	Address	City, State, Zip
ALPS Distributors, Inc.	1290 Broadway Suite 1100	Denver, CO 80203
ALPS Fund Services, Inc.	1290 Broadway Suite 1100	Denver, CO 80203
Meritage Capital, LLC	500 West 2nd Street Suite 1850	Austin, TX 78701
Sage Advisory Services, Ltd. Co.	5900 Southwest Pkwy. Building 1, Suite 100	Austin, TX 78735
DDJ Capital Management, LLC	130 Turner Street Building 3, Suite 600	Waltham, MA 02543
Clarkston Capital Partners, LLC	91 West Long Lake Road	Bloomfield Hills, MI 48304.
Beacon Investment Advisory Services, Inc.	163 Madison Avenue, Suite 600	Morristown, NJ 07960
Seven Canyons Advisors, LLC	79 South Main St., 4th Floor	Salt Lake City, UT 84111
Manifold Partners, LLC	Two Embarcadero Center, 7th Floor	San Francisco, CA 94111
Carret Asset Management, LLC	320 Park Avenue, 18th Floor	New York, NY 10022
Lee Capital Management, L.P.	57 River Street	Wellesley, MA 02481

Item 34.	Management Services.

Not applicable.

Item 35.	Undertakings.

Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, certifies that it meets all the requirements for effectiveness of this Registration Statement pursuant to rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment No. 75 of its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Denver, and State of Colorado, on the 28th day of January, 2019.

ALPS SERIES TRUST

By:	/s/ Jeremy O. May
Jeremy O. May
President

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Jeremy O. May	President, Principal Executive Officer, and Trustee	January 28, 2019
Jeremy O. May

/s/ Ward D. Armstrong	Trustee and Chairman	January 28, 2019
Ward D. Armstrong*

/s/ J. Wayne Hutchens	Trustee	January 28, 2019
J. Wayne Hutchens *

/s/ Patrick Seese	Trustee	January 28, 2019
Patrick Seese*

/s/ Kimberly R. Storms	Treasurer, Principal Financial Officer, and Principal Accounting Officer	January 28, 2019
Kimberly R. Storms

*	Signature affixed by Richard C. Noyes pursuant to a Power of Attorney dated November 14, 2016.

Exhibit List

(d)	(4)	Interim Investment Advisory Agreement dated December 31, 2018 between Registrant and Clarkston Capital Partners, LLC with respect to the Clarkston Partners Fund, Clarkston Select Fund, Clarkston Founders Fund and the Clarkston Fund.
(h)	(3)	Supplement dated February 1, 2018 to Transfer Agency and Service Agreement dated December 9, 2013 between Registrant and ALPS Fund Services, Inc. with respect to the Insignia Macro Fund.
(h)	(6)	Supplement dated February 1, 2018 to Transfer Agency and Service Agreement dated September 8, 2015 between Registrant and ALPS Fund Services, Inc. with respect to the Clarkston Partners Fund, Clarkston Fund, Clarkston Select Fund and Clarkston Founders Fund.
(h)	(8)	Supplement dated February 1, 2018 to Transfer Agency and Service Agreement dated July 15, 2015 between Registrant and ALPS Fund Services, Inc. with respect to the DDJ Opportunistic High Yield Fund.
(h)	(9)	Amendment dated March 24, 2018 to Transfer Agency and Service Agreement dated July 15, 2015 between Registrant and ALPS Fund Services, Inc. with respect to the DDJ Opportunistic High Yield Fund.
(h)	(11)	Supplement dated February 1, 2018 to Transfer Agency and Service Agreement dated October 2, 2017 between Registrant and ALPS Fund Services, Inc. with respect to the Beacon Accelerated Return Strategy Fund and the Beacon Planned Return Strategy Fund.
(h)	(17)	Amendment dated March 24, 2018 to Administration, Bookkeeping and Pricing Services Agreement dated July 15, 2015 between Registrant and ALPS Fund Services, Inc. with respect the DDJ Opportunistic High Yield Fund.
(h)	(29)	Amendment dated March 24, 2018 to Chief Compliance Officer Services Agreement dated July 15, 2015 between Registrant and ALPS Fund Services, Inc. with respect to the DDJ Opportunistic High Yield Fund.
(h)	(36)	Fee Waiver Letter Agreement dated January 7, 2019 between Registrant and Meritage Capital, LLC with respect to the Insignia Macro Fund.
(h)	(37)	Fee Waiver Letter Agreement dated January 7, 2019 between Registrant and DDJ Capital Management, LLC with respect to the DDJ Opportunistic High Yield Fund.
(h)	(38)	Fee Waiver Letter Agreement dated January 7, 2019 between Registrant and Clarkston Capital Partners, LLC with respect to the Clarkston Partners Fund, the Clarkston Fund, the Clarkston Select Fund and the Clarkston Founders Fund.
(h)	(39)	Fee Waiver Letter Agreement dated January 7, 2019 between Registrant and Beacon Investment Advisory Services, Inc. with respect to the Beacon Accelerated Return Strategy Fund and the Beacon Planned Return Strategy Fund.
(i)	(1)	Opinion of Davis Graham and Stubbs LLP, counsel to Registrant, with respect to the Beacon Accelerated Return Strategy Fund, Beacon Planned Return Strategy Fund, Insignia Macro Fund, DDJ Opportunistic High Yield Fund, Clarkston Partners Fund, the Clarkston Fund, the Clarkston Select Fund, the Clarkston Founders Fund, the Seven Canyons Strategic Income Fund, the Seven Canyons World Innovators Fund, the American Independence Global Tactical Allocation Fund and the American Independence Kansas Tax-Exempt Bond.
(j)	(1)	Consent of Cohen & Company, LLC, Independent Registered Public Accounting Firm to Registrant with respect to the Beacon Fund Accelerated Return Strategy Fund, Beacon Planned Return Strategy Fund, Insignia Macro Fund, DDJ Opportunistic High Yield Fund, the Clarkston Partners Fund, the Clarkston Fund, the Clarkston Founders Fund, the Clarkston Select Fund, the Seven Canyons Strategic Income Fund, the Seven Canyons World Innovators Fund, the American Independence Global Tactical Allocation Fund and the American Independence Kansas Tax-Exempt Bond.